UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

BRIGHTHOUSE FUNDS TRUST II

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michele Abate, Esq.	Brian D. McCabe, Esq.
------------------------	-----------------------------------
c/o Brighthouse Investment Advisers, LLC	Ropes & Gray LLP
One Financial Center	Prudential Tower
Boston, MA 02111	800 Boylston Street
Boston MA, 02199

Registrant’s telephone number, including area code: (980) 949-5089

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2021

Item 1:   Report to Shareholders.

(a)           The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

1

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Baillie Gifford International Stock Portfolio returned 26.58%, 26.26%, and 26.37%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned 10.65%.

MARKET ENVIRONMENT / CONDITIONS

What a year 2020 was. The COVID-19 pandemic swept across the globe. It continues to impact people’s health and wellbeing, but also their habits and lives more generally. The observation often attributed to Lenin that, “there are decades where nothing happens and there are weeks where decades happen”, has rarely seemed so appropriate. In many cases, the measures to combat the virus included lockdowns of public life to varying, often extreme, degrees. Unsurprisingly, this has had an immense impact on markets.

Against an extraordinary backdrop, international equity markets recorded strong returns in 2020 with an overall market return of 10.7% for the MSCI All Country World ex-U.S. Index. When viewed through a regional lens, emerging markets led the way, followed by developed Asia and Europe which also posted decent double-digit returns. As well as a global pandemic, the U.K. also had to contend with troublesome and protracted Brexit (U.K.’s withdrawal from the European Union) negotiations. The resultant weight on market sentiment left the U.K. as the only region to record negative returns for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio comfortably outperformed its benchmark during the period. As long-term fundamental stock pickers, we cannot and do not attempt to predict the events of the future, but we can take steps to ensure the Portfolio’s holdings are prepared for any eventuality they might face. We do this by aiming to invest in good quality growth companies with characteristics that, in our opinion, make them antifragile. That is, businesses that might not only survive and endure through thick and thin, but those that might disrupt incumbents and create profits over the long term, as well as emerging stronger than their peers over time. As ever, our focus is on the operational performance of companies, which we believe drives long-term returns. Some of the more significant stock contributors to the Portfolio are discussed below.

In terms of sector returns, Information Technology led the way with Health Care and Consumer Discretionary stocks also outperforming. The weakest sector over the year was Energy. At the industry level, the semiconductor industry was the stand-out with returns of 65.3%, followed by technology hardware & equipment and media and entertainment. Banks and real estate were amongst the weakest industries.

MercadoLibre (Argentina), the Latin American ecommerce retailer, was the standout contributor to relative performance over the year. The company has been investing heavily, and sensibly in our opinion, in its logistics network. This investment has provided solid foundations for growth, in an environment where the ongoing uncertainty of COVID-19 seems to have fast-tracked the adoption of online retail and ecommerce, both of which remain at levels far below other major global regions. We have held MercadoLibre in the Portfolio since its 2012 inception and remain confident about the long-term growth prospects of its e-commerce platform and excited by encouraging developments with its payment platform, Mercado Pago.

TSMC (Taiwan), the semiconductor manufacturer, was another key contributor to performance. The company continued to dominate its corner of the semiconductor manufacturing industry through a combination of operational excellence, continued capital investment, and the power of its balance sheet. This latest wave of dominance can be traced back 12+ years to the financial crisis when a number of competitors were forced out of the industry due to weak financials. TSMC continued to invest and grow whilst others retrenched, and it continues to reap the benefits of this foresight today.

Elsewhere, we saw the continuation of trends towards online audio and music streaming with Spotify (Sweden), the music streaming platform, performing well in 2020. Spotify is the leader in this market, with over 300 million users. The business has invested substantially in its podcast portfolio, purchasing exclusive rights to the Joe Rogan Experience Podcast (9 million YouTube subscribers), entered a licensing agreement with Warner Music Company to exclusively produce content on the platform, and signed a deal for exclusivity with Kim Kardashian-West. Spotify is also developing an expansion into new markets (India) and continues to develop its direct to artist offering.

Amongst the negative contributors were the South American airline, Copa (Panama), and the insurance and investment business Fairfax Financial (Canada).

Copa has had a difficult year, as one might expect for an airline in a period where flights have been grounded for large parts of the year. Copa is a quality business and well capitalized within an industry that has a number of laggards. In April 2020, Copa issued a $350 million convertible bond to bolster an already strong balance sheet. We encourage Portfolio holdings to invest for their long-term success and hope that such actions will leave Copa well placed to thrive in a post-pandemic world.

Fairfax Financial was also among the negative contributors for the period. The Canadian financial services company has struggled to achieve expected returns. In a period where we might expect their business to thrive, they have underperformed. Key investments in Blackberry, Seaspan, and Eurobank were among those to underperform. Whilst the company continued to hold a number of interesting investments that might yield value over the long term, our confidence in the overall stewardship of its investment portfolio has waned. With additional concerns mounting over governance structures at the company, we felt that there are more attractive growth investments to be found elsewhere and made the decision to sell the holding.

Over the period, we sold the Portfolio’s position in Bankinter (Spain). The original investment thesis for Bankinter was based on it being a

BHFTII-1

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

very well-run bank, with relatively modest market shares in its key business lines of lending to businesses and affluent customers. The Botin family, who own 24% of the bank, have been good stewards of capital and have kept tight control of credit risks. However, we think the long-term earnings potential of the business has deteriorated. The large wave of fiscal and monetary stimulus being pumped in to support the Spanish economy today appears likely to keep margins depressed for years to come. We also believe that the case for profit growth relies increasingly on macro-economic factors that are beyond management’s control, in particular an improvement in the outlook for interest rates.

One of the other names we sold in 2020 was Legrand (France). Legrand is a manufacturer of low voltage electrical equipment and we believed that growth would remain pedestrian for some time. It had built up some very strong market positions through astute management and many smaller bolt-on acquisitions, but we believed growth would be harder to achieve from here and that acquisitions would have to become larger in size and ultimately be less accretive.

In terms of new purchases, we bought KE Holdings (China), also known as Beike, for the Portfolio. Beike is the leading real estate broker and online real estate platform in China. The housing market is growing steadily in China, while real estate agents are playing an increasing role in the sale of new homes, a function previously dominated by the real estate developers themselves. In 2018, Beike established an online platform (or Agent Co-operation Network) open to all real estate agents, offering combined services to help buyers, sellers and developers; this differentiated online model helps to generate choice and trust for individuals, fosters co-operation between agents and makes property transactions much more efficient. Beike’s traditional brand Lianjia is highly trusted. Their ongoing investment in technology gives them an edge over online peers who generally run pure listings sites and their access to data is valuable. Growth potential comes from continuing to take market share, particularly as they expand into smaller cities, and from offering additional services to their customers.

We also bought Shiseido (Japan) and ICICI Lombard (India). Shiseido is Japan’s leading cosmetics company and is one of the largest in the world. Its focus on prestige skincare and Asian markets positions it better for future growth, in our view. Skincare lends itself to durable, powerful brands, of which Shiseido owns many and, at the high-end of the market where digital marketing is becoming more important and complex, competitive barriers are strengthening. There is an able management team, which until the start of COVID-19 and disruption of travel, had achieved excellent results in brand development and profitability improvement. The temporary setback provided a good opportunity to add to our position.

ICICI Lombard is the leading private general insurance company in India. We anticipate the company to be able to deliver substantial earnings growth for the next five years and beyond. This is driven by low penetration of insurance products in India, the potential to take market share from both public and private competitors due to better products and distribution, and a strong investment team. The management team has been disciplined in their underwriting, and adept at managing the business across cycles. We see this as a business where the growth opportunity has an unusually long duration.

At period end, the Portfolio remained underweight developed Asia and Canada and overweight Europe. At the sector level, the Portfolio was most overweight Industrials and Consumer Discretionary, and most underweight Energy and Health Care. At the industry level, the Portfolio was overweight internet & direct marketing, machinery, and capital markets. The Portfolio was underweight banks, oil and gas & consumable fuels, and pharmaceuticals.

The investment strategy remains unchanged. The Portfolio invests in growth stocks based on bottom-up company analysis. In determining the potential of a company, we analyze industry opportunity, competitive advantage, management attitudes, financial strength, and valuation. We also consider whether we have a different view from the market. We think that the market, in general, is too short term and inward looking. Our ability to add value is derived from having a much longer time horizon and from our differentiated sources of information. We believe our patient investment approach, and reputation as a long-term investor, allows us to develop much deeper relationships with management teams and have more meaningful conversations with company leaders.

Angus Franklin

Jenny Davis

Tom Walsh

Portfolio Managers

Baillie Gifford Overseas Limited.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	26.58	14.72	7.64
Class B	26.26	14.43	7.37
Class E	26.37	14.55	7.48
MSCI All Country World ex-U.S. Index	10.65	8.92	4.92

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
MercadoLibre, Inc.	5.3
Taiwan Semiconductor Manufacturing Co., Ltd.	4.1
Samsung Electronics Co., Ltd.	2.7
Alibaba Group Holding, Ltd.	2.5
Tencent Holdings, Ltd.	2.4
Scout24 AG	2.4
AIA Group, Ltd.	2.3
Housing Development Finance Corp., Ltd.	2.1
Ryanair Holdings plc (ADR)	2.1
Deutsche Boerse AG	2.0

Top Countries

% of Net Assets
Japan	13.5
China	11.5
Germany	7.6
United Kingdom	6.6
Argentina	5.3
Netherlands	5.2
Switzerland	4.8
Ireland	4.5
Taiwan	4.1
South Korea	4.0

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.72%	$1,000.00	$1,275.70	$4.12
	Hypothetical*	0.72%	$1,000.00	$1,021.52	$3.66

Class B (a)	Actual	0.97%	$1,000.00	$1,274.90	$5.55
	Hypothetical*	0.97%	$1,000.00	$1,020.26	$4.93

Class E (a)	Actual	0.87%	$1,000.00	$1,274.70	$4.97
	Hypothetical*	0.87%	$1,000.00	$1,020.76	$4.42

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Argentina—5.3%
MercadoLibre, Inc. (a)	65,395	$109,551,012

Australia—2.0%
Cochlear, Ltd.	110,171	16,065,311
CSL, Ltd.	116,378	25,429,472

		41,494,783

Belgium—0.7%
Umicore S.A.	303,816	14,595,089

Brazil—0.4%
Itau Unibanco Holding S.A. (ADR)	1,380,042	8,404,456

Canada—1.8%
Constellation Software, Inc.	14,985	19,458,721
Ritchie Bros. Auctioneers, Inc.	261,394	18,179,953
Topicus com., Inc. (a)	27,869	105,354

		37,744,028

China—11.5%
Alibaba Group Holding, Ltd. (a)	1,762,572	51,498,174
KE Holdings, Inc. (ADR) (a) (b)	154,535	9,510,084
Meituan - Class B (a)	817,200	31,254,907
Ping An Healthcare and Technology Co., Ltd. (a) (b)	1,595,800	19,363,692
Ping An Insurance Group Co. of China, Ltd. - Class H	2,566,000	31,518,273
Prosus NV (a)	175,828	18,914,406
Tencent Holdings, Ltd.	682,900	49,897,609
Tencent Music Entertainment Group (ADR) (a) (b)	1,241,881	23,893,791

		235,850,936

Denmark—3.3%
Chr Hansen Holding A/S	148,364	15,264,979
DSV Panalpina A/S	177,806	29,756,766
Novozymes A/S - B Shares	391,036	22,441,877

		67,463,622

Finland—1.6%
Kone Oyj - Class B	408,190	33,124,463

France—3.2%
Danone S.A.	240,645	15,816,622
Dassault Systemes SE	103,267	20,977,988
Edenred	496,008	28,143,148

		64,937,758

Germany—7.6%
Deutsche Boerse AG	238,301	40,456,430
Rational AG	29,267	27,231,815
SAP SE	304,067	39,956,999
Scout24 AG	598,910	49,063,340

		156,708,584

Hong Kong—3.5%
AIA Group, Ltd.	3,774,800	46,496,731
Hong Kong Exchanges and Clearing, Ltd.	481,500	26,482,678

		72,979,409

India—2.6%
Housing Development Finance Corp., Ltd.	1,206,738	42,405,171
ICICI Lombard General Insurance Co., Ltd. (a)	525,964	10,989,969

		53,395,140

Ireland—4.5%
CRH plc	549,310	23,051,494
Kingspan Group plc	373,624	26,228,558
Ryanair Holdings plc (ADR) (a)	385,027	42,345,269

		91,625,321

Italy—0.9%
FinecoBank Banca Fineco S.p.A.	1,157,078	18,883,079

Japan—13.5%
Denso Corp.	412,600	24,565,881
FANUC Corp.	101,800	25,064,925
Japan Exchange Group, Inc.	1,048,500	26,809,329
Nidec Corp.	320,300	40,356,179
Nintendo Co., Ltd.	37,900	24,187,370
Shimano, Inc.	130,100	30,383,243
Shiseido Co., Ltd.	277,000	19,214,561
SMC Corp.	58,600	35,788,345
Sony Corp.	290,300	29,187,831
Toyota Tsusho Corp.	520,100	21,043,171

		276,600,835

Netherlands—5.2%
Adyen NV (a)	6,045	14,066,161
ASML Holding NV	56,068	27,095,532
Heineken Holding NV	208,725	19,660,766
IMCD NV	188,531	23,954,633
Just Eat Takeaway (a)	188,769	21,331,273

		106,108,365

Panama—0.7%
Copa Holdings S.A. - Class A	173,904	13,430,606

Peru—0.6%
Credicorp, Ltd.	75,015	12,303,960

Russia—1.2%
Magnit PJSC (GDR)	681,883	12,011,473
MMC Norilsk Nickel PJSC (ADR)	415,906	12,989,295

		25,000,768

Singapore—0.6%
United Overseas Bank, Ltd.	742,164	12,670,170

South Africa—1.3%
Discovery, Ltd.	2,554,205	26,434,037

South Korea—4.0%
NAVER Corp.	94,176	25,429,537
Samsung Electronics Co., Ltd.	748,880	55,969,368

		81,398,905

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Spain—3.0%
Amadeus IT Group S.A.	396,574	$28,711,063
Grifols S.A.	353,499	10,319,815
Grifols S.A. (ADR)	251,270	4,633,419
Industria de Diseno Textil S.A	598,091	19,044,369

		62,708,666

Sweden—2.9%
Atlas Copco AB - B Shares	749,576	33,676,265
Epiroc AB - Class B	1,505,648	25,506,828

		59,183,093

Switzerland—4.8%
Cie Financiere Richemont S.A.	224,286	20,267,002
Kuehne & Nagel International AG	100,217	22,718,271
Nestle S.A.	303,783	35,764,035
Temenos AG	140,017	19,537,287

		98,286,595

Taiwan—4.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	4,472,000	83,990,784

United Kingdom—6.6%
Burberry Group plc	664,843	16,284,998
Experian plc	810,381	30,879,593
Hargreaves Lansdown plc	1,050,411	21,929,073
Prudential plc	1,710,788	31,578,128
Rio Tinto plc	464,070	34,723,533

		135,395,325

United States—1.5%
Spotify Technology S.A. (a)	97,892	30,802,697

Total Common Stocks (Cost $1,246,508,476)		2,031,072,486

Preferred Stock—0.2%

Spain—0.2%
Grifols S.A. - Class B (Cost $4,790,751)	197,132	3,672,407

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $18,592,301; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $18,964,200.	18,592,301	18,592,301

Total Short-Term Investments (Cost $18,592,301)		18,592,301

Securities Lending Reinvestments (c)—0.5%
Security Description	Principal Amount*	Value

Repurchase Agreements—0.4%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $2,000,056; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $2,221,097.	2,000,000	2,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $1,570,796; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $1,602,203.	1,570,788	1,570,788
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $200,003; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $100,002; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $102,000.	100,000	100,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $220,008; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $244,454.	220,000	220,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $100,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $102,041.	100,000	100,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $2,000,046; collateralized by various Common Stock with an aggregate market value of $2,222,248.	2,000,000	2,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $325,007; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $360,554.	325,000	325,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $816; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $905.	816	816

See accompanying notes to financial statements.

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Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $2,000,040; collateralized by various Common Stock with an aggregate market value of $2,222,600.	2,000,000	$2,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $100,002; collateralized by various Common Stock with an aggregate market value of $111,130.	100,000	100,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $200,008; collateralized by various Common Stock with an aggregate market value of $222,260.	200,000	200,000

		8,816,604

Mutual Funds—0.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (d)	1,000,000	1,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (d)	1,000,000	1,000,000

		2,000,000

Total Securities Lending Reinvestments (Cost $10,816,604)		10,816,604

Total Investments—100.5% (Cost $1,280,708,132)		2,064,153,798
Other assets and liabilities (net)—(0.5)%		(9,429,871)

Net Assets—100.0%		$2,054,723,927

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $26,592,414 and the collateral received consisted of cash in the amount of $10,816,604 and non-cash collateral with a value of $17,693,678. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Ten Largest Industries as of December 31, 2020 (Unaudited)	% of Net Assets
Internet & Direct Marketing Retail	11.3
Machinery	8.8
Insurance	7.2
Interactive Media & Services	6.1
Capital Markets	5.6
Semiconductors & Semiconductor Equipment	5.4
Software	4.9
Entertainment	3.8
IT Services	3.4
Technology Hardware, Storage & Peripherals	2.7

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$109,551,012	$—	$—	$109,551,012
Australia	—	41,494,783	—	41,494,783
Belgium	—	14,595,089	—	14,595,089
Brazil	8,404,456	—	—	8,404,456
Canada	37,638,674	105,354	—	37,744,028
China	33,403,875	202,447,061	—	235,850,936
Denmark	—	67,463,622	—	67,463,622
Finland	—	33,124,463	—	33,124,463
France	—	64,937,758	—	64,937,758
Germany	—	156,708,584	—	156,708,584
Hong Kong	—	72,979,409	—	72,979,409
India	—	53,395,140	—	53,395,140
Ireland	42,345,269	49,280,052	—	91,625,321
Italy	—	18,883,079	—	18,883,079
Japan	—	276,600,835	—	276,600,835
Netherlands	—	106,108,365	—	106,108,365
Panama	13,430,606	—	—	13,430,606
Peru	12,303,960	—	—	12,303,960
Russia	—	25,000,768	—	25,000,768
Singapore	—	12,670,170	—	12,670,170
South Africa	—	26,434,037	—	26,434,037
South Korea	—	81,398,905	—	81,398,905
Spain	4,633,419	58,075,247	—	62,708,666
Sweden	—	59,183,093	—	59,183,093
Switzerland	—	98,286,595	—	98,286,595
Taiwan	—	83,990,784	—	83,990,784
United Kingdom	—	135,395,325	—	135,395,325
United States	30,802,697	—	—	30,802,697
Total Common Stocks	292,513,968	1,738,558,518	—	2,031,072,486
Total Preferred Stock*	—	3,672,407	—	3,672,407
Total Short-Term Investment*	—	18,592,301	—	18,592,301
Securities Lending Reinvestments
Repurchase Agreements	—	8,816,604	—	8,816,604
Mutual Funds	2,000,000	—	—	2,000,000
Total Securities Lending Reinvestments	2,000,000	8,816,604	—	10,816,604
Total Investments	$294,513,968	$1,769,639,830	$—	$2,064,153,798

Collateral for Securities Loaned (Liability)	$—	$(10,816,604)	$—	$(10,816,604)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$2,064,153,798
Cash denominated in foreign currencies (c)	3,059,605
Receivable for:
Fund shares sold	18,806
Dividends	2,395,521
Prepaid expenses	5,874

Total Assets	2,069,633,604
Liabilities
Collateral for securities loaned	10,816,604
Payables for:
Fund shares redeemed	1,050,891
Foreign taxes	1,299,611
Accrued Expenses:
Management fees	1,140,219
Distribution and service fees	76,250
Deferred trustees’ fees	187,416
Other expenses	338,686

Total Liabilities	14,909,677

Net Assets	$2,054,723,927

Net Assets Consist of:
Paid in surplus	$1,060,143,126
Distributable earnings (Accumulated losses) (d)	994,580,801

Net Assets	$2,054,723,927

Net Assets
Class A	$1,681,645,901
Class B	353,207,847
Class E	19,870,179
Capital Shares Outstanding*
Class A	106,548,969
Class B	22,797,969
Class E	1,274,261
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.78
Class B	15.49
Class E	15.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,280,708,132.
(b)	Includes securities loaned at value of $26,592,414.
(c)	Identified cost of cash denominated in foreign currencies was $3,047,851.
(d)	Includes foreign capital gains tax of $1,299,611.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$25,195,594
Interest	17,314
Securities lending income	337,038

Total investment income	25,549,946
Expenses
Management fees	14,567,310
Administration fees	77,878
Custodian and accounting fees	526,601
Distribution and service fees—Class B	768,432
Distribution and service fees—Class E	26,188
Audit and tax services	55,370
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	113,425
Insurance	13,338
Miscellaneous	35,267

Total expenses	16,283,779
Less management fee waiver	(2,258,462)

Net expenses	14,025,317

Net Investment Income	11,524,629

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	204,356,060
Foreign currency transactions	(491,182)

Net realized gain	203,864,878

Net change in unrealized appreciation on:
Investments (c)	240,089,418
Foreign currency transactions	72,421

Net change in unrealized appreciation	240,161,839

Net realized and unrealized gain	444,026,717

Net Increase in Net Assets From Operations	$455,551,346

(a)	Net of foreign withholding taxes of $2,804,432.
(b)	Net of foreign capital gains tax of $(9,630).
(c)	Includes change in foreign capital gains tax of $(1,299,611).

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,524,629	$36,932,503
Net realized gain	203,864,878	110,807,403
Net change in unrealized appreciation	240,161,839	377,932,497

Increase in net assets from operations	455,551,346	525,672,403

From Distributions to Shareholders
Class A	(122,042,853)	(111,818,886)
Class B	(24,500,569)	(21,250,233)
Class E	(1,348,101)	(1,257,065)

Total distributions	(147,891,523)	(134,326,184)

Decrease in net assets from capital share transactions	(184,575,781)	(161,300,011)

Total increase in net assets	123,084,042	230,046,208

Net Assets
Beginning of period	1,931,639,885	1,701,593,677

End of period	$2,054,723,927	$1,931,639,885

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,396,897	$16,835,769	396,574	$4,926,562
Reinvestments	10,204,251	122,042,853	9,357,229	111,818,886
Redemptions	(22,728,162)	(305,832,314)	(19,768,122)	(250,695,037)

Net decrease	(11,127,014)	$(166,953,692)	(10,014,319)	$(133,949,589)

Class B
Sales	2,002,922	$23,821,376	531,335	$6,397,578
Reinvestments	2,085,155	24,500,569	1,806,993	21,250,233
Redemptions	(4,902,758)	(64,700,633)	(4,315,082)	(53,307,453)

Net decrease	(814,681)	$(16,378,688)	(1,976,754)	$(25,659,642)

Class E
Sales	47,005	$596,102	23,549	$293,335
Reinvestments	114,053	1,348,101	106,351	1,257,065
Redemptions	(241,200)	(3,187,604)	(262,330)	(3,241,180)

Net decrease	(80,142)	$(1,243,401)	(132,430)	$(1,690,780)

Decrease derived from capital shares transactions		$(184,575,781)		$(161,300,011)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.58	$11.02	$13.43	$10.06	$9.71

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.25	0.16	0.15	0.15	(b)
Net realized and unrealized gain (loss)	3.18	3.24	(2.42)	3.37	0.36

Total income (loss) from investment operations	3.27	3.49	(2.26)	3.52	0.51

Less Distributions
Distributions from net investment income	(0.27)	(0.17)	(0.15)	(0.15)	(0.16)
Distributions from net realized capital gains	(0.80)	(0.76)	0.00	0.00	0.00

Total distributions	(1.07)	(0.93)	(0.15)	(0.15)	(0.16)

Net Asset Value, End of Period	$15.78	$13.58	$11.02	$13.43	$10.06

Total Return (%) (c)	26.58	32.82	(17.01)	35.15	5.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (d)	0.72	0.72	0.72	0.73	0.73
Ratio of net investment income to average net assets (%)	0.67	2.02	1.28	1.24	1.49	(b)
Portfolio turnover rate (%)	20	12	23	8	11
Net assets, end of period (in millions)	$1,681.6	$1,598.2	$1,407.8	$1,469.7	$1,315.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.35	$10.85	$13.22	$9.90	$9.56

Income (Loss) from Investment Operations
Net investment income (a)	0.05	0.22	0.14	0.12	0.12	(b)
Net realized and unrealized gain (loss)	3.13	3.18	(2.39)	3.32	0.35

Total income (loss) from investment operations	3.18	3.40	(2.25)	3.44	0.47

Less Distributions
Distributions from net investment income	(0.24)	(0.14)	(0.12)	(0.12)	(0.13)
Distributions from net realized capital gains	(0.80)	(0.76)	0.00	0.00	0.00

Total distributions	(1.04)	(0.90)	(0.12)	(0.12)	(0.13)

Net Asset Value, End of Period	$15.49	$13.35	$10.85	$13.22	$9.90

Total Return (%) (c)	26.26	32.41	(17.19)	34.89	5.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	1.09	1.10	1.10	1.10
Net ratio of expenses to average net assets (%) (d)	0.97	0.97	0.97	0.98	0.98
Ratio of net investment income to average net assets (%)	0.41	1.76	1.09	0.99	1.25	(b)
Portfolio turnover rate (%)	20	12	23	8	11
Net assets, end of period (in millions)	$353.2	$315.3	$277.6	$356.7	$318.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.43	$10.91	$13.29	$9.96	$9.61

Income (Loss) from Investment Operations
Net investment income (a)	0.07	0.23	0.15	0.13	0.13	(b)
Net realized and unrealized gain (loss)	3.14	3.20	(2.40)	3.33	0.36

Total income (loss) from investment operations	3.21	3.43	(2.25)	3.46	0.49

Less Distributions
Distributions from net investment income	(0.25)	(0.15)	(0.13)	(0.13)	(0.14)
Distributions from net realized capital gains	(0.80)	(0.76)	0.00	0.00	0.00

Total distributions	(1.05)	(0.91)	(0.13)	(0.13)	(0.14)

Net Asset Value, End of Period	$15.59	$13.43	$10.91	$13.29	$9.96

Total Return (%) (c)	26.37	32.56	(17.09)	34.92	5.24

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	0.99	1.00	1.00	1.00
Net ratio of expenses to average net assets (%) (d)	0.87	0.87	0.87	0.88	0.88
Ratio of net investment income to average net assets (%)	0.50	1.87	1.19	1.08	1.34	(b)
Portfolio turnover rate (%)	20	12	23	8	11
Net assets, end of period (in millions)	$19.9	$18.2	$16.2	$21.9	$18.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.05% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-14

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $18,592,301. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $8,816,604. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition,

BHFTII-16

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$354,659,024	$0	$681,726,135

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average daily net assets
$14,567,310	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-17

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,283,048,856

Gross unrealized appreciation	806,703,093
Gross unrealized depreciation	(25,598,151)

Net unrealized appreciation (depreciation)	$781,104,942

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$39,586,830	$24,142,130	$108,304,693	$110,184,054	$147,891,523	$134,326,184

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$31,672,443	$183,134,275	$779,961,499	$—	$994,768,217

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTII-18

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-19

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Baillie Gifford International Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Baillie Gifford International Stock Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Baillie Gifford International Stock Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-22

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-23

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-24

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Baillie Gifford International Stock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Baillie Gifford Overseas Limited regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index ex-U.S., for the one-, three-, and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned 8.60%, 8.34%, and 8.44%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 7.51%.

MARKET ENVIRONMENT / CONDITIONS

The global markets in 2020 were shocked by the COVID-19 pandemic and geopolitical uncertainty. The year started with a reflationary outlook, but the emergence of COVID-19 early in the first quarter quickly spread across the globe sparking a massive risk-off move. The flight-to-safety behavior resulted in an unprecedented rally in rates over the first quarter. The U.S. Federal Reserve (the “Fed”) lowered interest rates by 150 basis points (“bps”) via two emergency rate cuts, effectively bringing the Fed’s target interest rate to 0.00%—0.25%. This was accompanied by historic coordinated fiscal and monetary stimulus programs. These programs helped taper market volatility over the second quarter of 2020, but the strict lockdown measures across the U.S. contributed to a significant increase in the unemployment rate. The U.S. unemployment rate jumped threefold to 14.7% before halving to ~6.7% late in the fourth quarter. The Fed and other major global central banks maintained a supportive dovish tone or low interest rates, while the global governments coordinated fiscal stimulus programs to help their battered economies recover. This combination of fiscal and monetary stimulus helped risk assets to stage a strong comeback, with U.S. equity indices touching record highs and 10-year inflation expectations ending the year at a 1-year high of ~1.98%, a material recovery from its March’s low of ~0.55%. The increasing bifurcation between nominal and real rates contributed to the rise in breakeven levels. Clarity on the U.S. election outcome and positive COVID-19 vaccine development further supported the risk-on tone in late 2020. In Europe, the European Central Bank and the Bank of England announced record quantitative easing and monetary stimulus programs. This was paired with an unprecedented €750 billion fiscal stimulus plan in the European Union (“E.U.”). The recovery plan is seen as a lifeline to many of the hardest-hit European countries to support their economies. The E.U. and the U.K. finally reached a trade deal in the fourth quarter after a turbulent year of trade negotiations that led to a seesaw in risk sentiment.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the twelve months ended December 31, 2020, the Portfolio’s positive performance relative to the benchmark was driven by duration positioning, U.S. investment grade credit, U.S. high yield credit, Agency Residential Mortgage-Backed Securities (“RMBS”), and emerging market (“EM”) debt. As for detractors, U.S. municipal bonds detracted from relative performance, as did Commercial Mortgage-Backed Securities (“CMBS”) positioning (although allocation to other portions of securitized assets were a minor contributor) and the Portfolio’s allocation to Treasury Inflation-Linked Securities (“TIPS”).

We navigated 2020 with a more cautious stance given increased uncertainty and market volatility. We held a diversified book of active exposures focused on higher credit quality and higher liquidity positions across fixed income sectors, balanced with a duration overweight. Despite a more conservative stance, the outsized magnitude of the moves across credit markets without a meaningful move lower in Treasury rates was the driver of relative underperformance in the month of March. Main detractors to performance in the first quarter included securitized products (RMBS, CMBS, Collateralized Loan Obligations, and Asset Backed Securities), global credit (U.S. high yield, U.S. investment grade, Asian credit), municipal bonds, and EM debt. In particular, the securitized sector was facing a unique technical headwind due to unwinding and indiscriminate selling. Our positioning in securitized assets has been put together very purposefully, focusing on higher quality assets with strong levels of protection, which has cheapened alongside lower quality. The main contributor to active performance was Agency Mortgage-Backed Securities (“MBS”). We initiated an oversight position in mid-March given attractive valuations, which was then supported by the Fed’s announcement of MBS purchases. The profits and losses were reflective of our diversified approach where no one sector was driving a majority of performance.

Since the end of the first quarter, outperformance was driven by overweight positioning and selection within investment grade credit and allocations to high yield credit, securitized products (including Collateralized Loan Obligations, Non-Agency mortgages, and CMBS) and TIPS. Risk markets performed well in the second, third, and fourth quarters as support from the Fed and the easing of lockdown measures over the summer and then optimism around the vaccine later in the year drove the market rather than the onslaught of poor economic data earlier in the year and the increasing spread of the virus.

After beginning the year overweight duration as a hedge, the Portfolio moved to an underweight position at the end of the first quarter as interest rates rallied substantially in the wake of the Fed cutting rates to the zero-lower bound. We had tactically traded from the underweight position into year-end, increasing the Portfolio’s duration relative to the benchmark index, concentrated in the belly and long end of the curve. Outside of the U.S., we trimmed overweight positions in European sovereign debt, particularly in some of the peripheral countries such as Italy, and held an underweight to German rates. We were encouraged by the establishment of the E.U. Recovery Fund, increasing fiscal solidarity across the region, and ongoing support from the European Central Bank. We remained convicted in inflation-protected securities given the Fed’s shift to targeting a long-term average rate of inflation and our expectation of increasing inflation over the medium-term but trimmed exposure given strong performance in December.

After actively trading mortgages around the Fed’s support for the asset class, we moved to an underweight position in the fourth quarter

BHFTII-1

Brighthouse Funds Trust II

BlackRock Bond Income

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

in Agency MBS, namely in middle-coupon mortgage securities, given the strong performance of the asset class and stretched valuations. We also reduced our exposures to investment grade credit; although valuations continued to look stretched among higher quality assets, we maintained a modest overweight. In emerging markets, we held the bulk of our overweight position in hard currency corporate credit as a source for attractive income. Within securitized assets, we held an up-in-quality bias and continued to avoid sectors that face headwinds, including hotels and retail properties.

The Portfolio held derivatives over the period. The main derivatives used were futures, options, swaps, swaptions, total return swaps, credit default swaps, and currency forwards. Derivatives were used as a means to manage risk and/or take outright views on interest rates, credit risk, and/or foreign exchange positions in the Portfolio. During the period, derivatives held in the Portfolio performed as expected and did not have significant impact on performance.

The Portfolio ended the period with an effective duration of 5.55 years, 0.50 years underweight relative to the benchmark index. The Portfolio was underweight U.S. Treasuries and Agency mortgages and held overweight positions across securitized assets, emerging market debt and high yield credit. The Portfolio also held small overweights in investment grade credit and TIPS, but in smaller size than earlier in the year.

Rick Rieder

Bob Miller

David Rogal

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	8.60	4.99	4.57
Class B	8.34	4.73	4.31
Class E	8.44	4.84	4.41
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.43	3.84

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Sectors

% of Net Assets
Corporate Bonds & Notes	38.7
U.S. Treasury & Government Agencies	37.3
Asset-Backed Securities	11.1
Mortgage-Backed Securities	5.4
Foreign Government	3.2
Floating Rate Loans	1.5
Municipals	0.8
Common Stocks	0.3
Purchased Options	0.2
Convertible Bonds	0.1

BHFTII-3

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.39%	$1,000.00	$1,034.20	$1.99
	Hypothetical*	0.39%	$1,000.00	$1,023.18	$1.98

Class B (a)	Actual	0.64%	$1,000.00	$1,032.90	$3.27
	Hypothetical*	0.64%	$1,000.00	$1,021.92	$3.25

Class E (a)	Actual	0.54%	$1,000.00	$1,033.40	$2.76
	Hypothetical*	0.54%	$1,000.00	$1,022.42	$2.75

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—38.7% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.1%
Lamar Media Corp.
3.750%, 02/15/28	71,000	$72,966
5.750%, 02/01/26	427,000	440,344
Omnicom Group, Inc. 2.450%, 04/30/30	701,000	744,123
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.625%, 03/15/30 (144A)	59,000	60,306
5.000%, 08/15/27 (144A)	936,000	952,380

		2,270,119

Aerospace/Defense—1.6%
BAE Systems Holdings, Inc.
3.800%, 10/07/24 (144A)	518,000	575,930
3.850%, 12/15/25 (144A)	1,811,000	2,053,272
BAE Systems plc 3.400%, 04/15/30 (144A)	2,738,000	3,100,189
Boeing Co. (The)
3.825%, 03/01/59	43,000	43,599
4.508%, 05/01/23	1,037,000	1,120,759
4.875%, 05/01/25	1,865,000	2,125,530
5.930%, 05/01/60	1,137,000	1,610,037
Embraer Netherlands Finance B.V.
5.400%, 02/01/27	174,000	184,877
6.950%, 01/17/28 (144A)	205,000	231,650
Embraer Overseas, Ltd. 5.696%, 09/16/23	244,000	259,862
General Dynamics Corp.
3.500%, 04/01/27	298,000	342,686
3.625%, 04/01/30	2,684,000	3,188,402
L3Harris Technologies, Inc.
1.800%, 01/15/31	1,432,000	1,455,893
3.850%, 12/15/26	2,355,000	2,725,898
4.400%, 06/15/28	3,389,000	4,082,279
Lockheed Martin Corp.
2.800%, 06/15/50	1,123,000	1,211,933
3.600%, 03/01/35	2,686,000	3,241,233
4.700%, 05/15/46	131,000	184,203
Northrop Grumman Corp.
2.930%, 01/15/25	2,185,000	2,376,107
3.250%, 01/15/28	3,173,000	3,586,554
4.030%, 10/15/47	502,000	628,806
5.250%, 05/01/50	434,000	642,677
Raytheon Technologies Corp.
2.150%, 05/18/30 (EUR)	1,755,000	2,473,314
2.250%, 07/01/30	1,791,000	1,901,332
3.150%, 12/15/24	775,000	841,751
3.650%, 08/16/23	132,000	142,309
4.125%, 11/16/28	1,725,000	2,055,571
4.200%, 12/15/44	425,000	517,998
4.625%, 11/16/48	629,000	852,494
5.400%, 05/01/35	5,000	6,869
7.000%, 11/01/28	1,810,000	2,467,343
7.200%, 08/15/27	525,000	706,981

Aerospace/Defense—(Continued)
TransDigm, Inc.
6.250%, 03/15/26 (144A)	4,758,000	5,067,270
8.000%, 12/15/25 (144A)	1,880,000	2,080,389

		54,085,997

Agriculture—0.6%
Altria Group, Inc.
3.125%, 06/15/31 (EUR)	1,500,000	2,180,858
4.000%, 01/31/24	89,000	97,735
4.400%, 02/14/26	1,700,000	1,973,348
4.800%, 02/14/29	43,000	51,562
5.800%, 02/14/39	2,280,000	3,000,576
BAT Capital Corp.
2.726%, 03/25/31	1,576,000	1,631,383
4.540%, 08/15/47	684,000	758,380
4.906%, 04/02/30	610,000	736,327
BAT International Finance plc 1.668%, 03/25/26	1,686,000	1,725,412
Darling Ingredients, Inc. 5.250%, 04/15/27 (144A)	325,000	345,573
Philip Morris International, Inc. 1.450%, 08/01/39 (EUR)	2,000,000	2,487,573
Reynolds American, Inc.
4.450%, 06/12/25	1,776,000	2,022,477
5.850%, 08/15/45	1,496,000	1,910,365

		18,921,569

Airlines—0.7%
Air Canada Pass-Through Trust
3.300%, 01/15/30 (144A)	542,150	530,394
3.700%, 01/15/26 (144A)	8,042	7,447
5.000%, 12/15/23 (144A)	313,199	309,481
Allegiant Travel Co. 8.500%, 02/05/24 (144A)	892,000	936,600
American Airlines Pass-Through Trust
3.000%, 10/15/28	1,757,129	1,719,747
3.150%, 02/15/32	1,163,104	1,139,359
3.200%, 06/15/28	445,225	434,099
3.575%, 01/15/28	145,686	144,321
3.600%, 09/22/27	254,942	250,939
3.650%, 02/15/29	333,986	336,612
3.750%, 10/15/25	19,841	14,904
3.850%, 02/15/28	1,221,908	1,027,854
4.400%, 09/22/23	1,527,746	1,155,842
4.950%, 02/15/25	327,355	276,780
5.250%, 01/15/24	934,859	793,897
Azul Investments LLP 5.875%, 10/26/24 (144A)	455,000	425,430
British Airways Pass-Through Trust
4.250%, 11/15/32 (144A)	359,000	384,514
8.375%, 11/15/28 (144A)	285,000	315,747
Delta Air Lines Pass-Through Trust 3.204%, 10/25/25	2,715,000	2,789,463

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—(Continued)
Gol Finance S.A. 7.000%, 01/31/25 (144A)	800,000	$720,008
JetBlue Pass Through Trust 4.000%, 11/15/32	1,680,000	1,812,811
Latam Finance, Ltd. 6.875%, 04/11/24 (a)	200,000	102,200
Turkish Airlines Pass-Through Trust 4.200%, 03/15/27 (144A)	908,674	751,478
United Airlines Pass-Through Trust
2.700%, 05/01/32	571,434	551,087
2.875%, 10/07/28	448,474	450,553
3.100%, 07/07/28	140,564	142,259
3.450%, 12/01/27	179,955	180,046
3.500%, 05/01/28	976,062	911,685
3.500%, 03/01/30	245,226	243,226
3.650%, 10/07/25	63,160	61,209
3.650%, 01/07/26	109,237	107,127
4.000%, 04/11/26	208,991	211,315
4.150%, 08/25/31	226,815	236,502
4.625%, 09/03/22	107,594	108,267
4.750%, 04/11/22	232,199	233,100
5.875%, 10/15/27	3,665,000	3,959,088

		23,775,391

Apparel—0.1%
Hanesbrands, Inc.
4.625%, 05/15/24 (144A)	742,000	777,245
4.875%, 05/15/26 (144A)	106,000	115,142
NIKE, Inc. 2.750%, 03/27/27	2,178,000	2,409,071
Under Armour, Inc. 3.250%, 06/15/26 (b)	71,000	71,444
William Carter Co. (The) 5.625%, 03/15/27 (144A)	329,000	346,272

		3,719,174

Auto Manufacturers—0.8%
Daimler Finance North America LLC 3.350%, 05/04/21 (144A)	1,270,000	1,282,176
Ford Motor Credit Co. LLC
3.200%, 01/15/21	1,026,000	1,026,513
3.336%, 03/18/21	205,000	205,512
5.750%, 02/01/21	1,114,000	1,116,785
General Motors Financial Co., Inc.
3.700%, 05/09/23	3,188,000	3,378,820
4.000%, 01/15/25	2,870,000	3,159,762
4.350%, 04/09/25	893,000	996,753
5.100%, 01/17/24	2,320,000	2,595,844
5.200%, 03/20/23	1,124,000	1,232,385
Hyundai Capital America
2.375%, 02/10/23 (144A)	3,142,000	3,238,039
3.950%, 02/01/22 (144A)	965,000	996,977
Hyundai Capital Services, Inc. 3.000%, 08/29/22 (144A)	1,220,000	1,265,075

Auto Manufacturers—(Continued)
Nissan Motor Co., Ltd.
3.522%, 09/17/25 (144A)	1,720,000	1,843,933
4.810%, 09/17/30 (144A)	4,173,000	4,702,151
Toyota Motor Credit Corp. 2.150%, 02/13/30	1,444,000	1,550,471

		28,591,196

Auto Parts & Equipment—0.0%
American Axle & Manufacturing, Inc. 6.250%, 04/01/25	396,000	409,860
Magna International, Inc. 2.450%, 06/15/30	582,000	625,705

		1,035,565

Banks—8.2%
Banco de Credito del Peru 3.125%, 5Y H15 + 3.000%, 07/01/30 (144A) (b) (c)	574,000	587,638
Banco do Brasil S.A.
5.375%, 01/15/21 (144A)	300,000	300,303
5.875%, 01/26/22 (144A)	255,000	266,733
Banco Espirito Santo S.A. 4.000%, 01/21/19 (EUR) (a)	200,000	31,763
Banco Internacional del Peru SAA Interbank 3.250%, 10/04/26 (144A)	371,000	392,800
Banco Mercantil del Norte S.A. 6.875%, 5Y H15 + 5.035%, 07/06/22 (144A) (c)	200,000	210,750
Banco Nacional de Panama 2.500%, 08/11/30 (144A)	281,000	281,000
Banco Santander S.A.
2.706%, 06/27/24	2,000,000	2,135,209
3.306%, 06/27/29	1,000,000	1,124,812
Banco Votorantim S.A. 4.000%, 09/24/22 (144A)	276,000	286,077
Bank of America Corp.
1.197%, SOFR + 1.010%, 10/24/26 (c)	5,791,000	5,866,787
2.456%, 3M LIBOR + 0.870%, 10/22/25 (c)	1,976,000	2,106,103
2.592%, SOFR + 2.150%, 04/29/31 (c)	197,000	211,103
2.676%, SOFR + 1.930%, 06/19/41 (c)	2,436,000	2,534,182
2.816%, 3M LIBOR + 0.930%, 07/21/23 (c)	1,283,000	1,332,265
2.881%, 3M LIBOR + 1.021%, 04/24/23 (c)	596,000	615,006
3.194%, 3M LIBOR + 1.180%, 07/23/30 (c)	1,686,000	1,888,534
3.419%, 3M LIBOR + 1.040%, 12/20/28 (c)	7,301,000	8,254,904
3.499%, 3M LIBOR + 0.630%, 05/17/22 (c)	2,415,000	2,443,598
3.550%, 3M LIBOR + 0.780%, 03/05/24 (c)	3,369,000	3,599,580
3.559%, 3M LIBOR + 1.060%, 04/23/27 (c)	3,494,000	3,944,178
3.593%, 3M LIBOR + 1.370%, 07/21/28 (c)	2,004,000	2,275,691
3.705%, 3M LIBOR + 1.512%, 04/24/28 (c)	4,747,000	5,402,218
3.824%, 3M LIBOR + 1.575%, 01/20/28 (c)	1,466,000	1,683,220
3.950%, 04/21/25	593,000	668,452
3.970%, 3M LIBOR + 1.070%, 03/05/29 (c)	748,000	871,410
4.000%, 01/22/25	355,000	398,899
4.200%, 08/26/24	1,903,000	2,134,770
4.450%, 03/03/26	879,000	1,024,372
5.875%, 3M LIBOR + 2.931%, 03/15/28 (c)	1,600,000	1,808,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of New York Mellon Corp. (The)
3.442%, 3M LIBOR + 1.069%, 02/07/28 (c)	1,343,000	$1,532,949
3.659%, 3M LIBOR + 3.420%, 03/20/21 (c)	830,000	830,855
4.625%, 3M LIBOR + 3.131%, 09/20/26 (c)	1,770,000	1,876,200
Barclays plc 4.972%, 3M LIBOR + 1.902%, 05/16/29 (c)	2,018,000	2,419,801
BNP Paribas S.A.
2.219%, SOFR + 2.074%, 06/09/26 (144A) (c)	428,000	447,867
2.819%, 3M LIBOR + 1.111%, 11/19/25 (144A) (c)	976,000	1,042,732
3.052%, SOFR + 1.507%, 01/13/31 (144A) (c)	2,864,000	3,123,627
3.375%, 01/09/25 (144A)	373,000	408,782
BPCE S.A. 2.700%, 10/01/29 (144A)	2,283,000	2,453,268
Capital One Financial Corp. 3.750%, 04/24/24	915,000	1,002,124
Citigroup, Inc.
2.572%, SOFR + 2.107%, 06/03/31 (c)	991,000	1,055,678
2.976%, SOFR + 1.422%, 11/05/30 (c)	7,893,000	8,688,140
3.200%, 10/21/26	531,000	593,266
3.668%, 3M LIBOR + 1.390%, 07/24/28 (c)	4,596,000	5,208,465
3.887%, 3M LIBOR + 1.563%, 01/10/28 (c)	1,915,000	2,199,593
4.000%, 5Y H15 + 3.597%, 12/10/25 (c)	780,000	800,475
4.075%, 3M LIBOR + 1.192%, 04/23/29 (c)	2,341,000	2,744,548
4.600%, 03/09/26	1,278,000	1,497,887
Citizens Financial Group, Inc. 3.250%, 04/30/30	680,000	767,712
Credicorp, Ltd. 2.750%, 06/17/25 (144A)	200,000	208,000
Credit Suisse AG 3.625%, 09/09/24	378,000	419,855
Credit Suisse Group AG
2.997%, 3M LIBOR + 1.200%, 12/14/23 (144A) (c)	250,000	261,387
3.800%, 06/09/23	1,336,000	1,438,770
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	521,000	550,256
Danske Bank A/S
1.171%, 1Y H15 + 1.030%, 12/08/23 (144A) (c)	610,000	612,723
1.621%, 1Y H15 + 1.350%, 09/11/26 (144A) (c)	626,000	628,690
5.000%, 01/12/22 (144A)	1,121,000	1,170,253
5.375%, 01/12/24 (144A)	2,770,000	3,124,578
Deutsche Bank AG 3.547%, SOFR + 3.043%, 09/18/31 (c)	989,000	1,072,514
Discover Bank 4.650%, 09/13/28	477,000	570,381
Goldman Sachs Group, Inc. (The)
1.391%, 3M LIBOR + 1.170%, 05/15/26 (c)	1,773,000	1,807,705
3.272%, 3M LIBOR + 1.201%, 09/29/25 (c)	2,104,000	2,305,361
3.500%, 01/23/25	4,121,000	4,547,393
3.500%, 04/01/25	5,717,000	6,357,423
3.691%, 3M LIBOR + 1.510%, 06/05/28 (c)	3,047,000	3,512,270
3.750%, 05/22/25	538,000	603,911
3.750%, 02/25/26	1,438,000	1,633,137
3.850%, 01/26/27	849,000	968,657
Grupo Aval, Ltd.
4.375%, 02/04/30 (144A)	827,000	880,755
4.750%, 09/26/22	204,000	213,712

Banks—(Continued)
HSBC Holdings plc 4.583%, 3M LIBOR + 1.535%, 06/19/29 (c)	4,849,000	5,734,162
ING Groep NV
4.100%, 10/02/23	4,065,000	4,465,585
4.625%, 01/06/26 (144A)	2,308,000	2,713,926
Itau Unibanco Holding S.A.
2.900%, 01/24/23 (144A)	901,000	922,183
3.250%, 01/24/25 (144A)	701,000	735,104
JPMorgan Chase & Co.
2.005%, SOFR + 1.585%, 03/13/26 (c)	3,385,000	3,554,886
2.083%, SOFR + 1.850%, 04/22/26 (c)	1,166,000	1,231,199
2.182%, SOFR + 1.890%, 06/01/28 (b) (c)	1,159,000	1,229,740
2.301%, SOFR + 1.160%, 10/15/25 (c)	5,305,000	5,630,409
3.200%, 06/15/26	60,000	67,162
3.509%, 3M LIBOR + 0.945%, 01/23/29 (c)	2,472,000	2,819,057
3.540%, 3M LIBOR + 1.380%, 05/01/28 (c)	7,829,000	8,945,118
3.782%, 3M LIBOR + 1.337%, 02/01/28 (c)	1,672,000	1,922,073
3.797%, 3M LIBOR + 0.890%, 07/23/24 (c)	1,028,000	1,115,710
3.900%, 07/15/25	2,252,000	2,558,220
3.960%, 3M LIBOR + 1.245%, 01/29/27 (c)	2,541,000	2,919,176
4.005%, 3M LIBOR + 1.120%, 04/23/29 (c)	818,000	959,953
4.023%, 3M LIBOR + 1.000%, 12/05/24 (c)	7,373,000	8,121,704
4.032%, 3M LIBOR + 1.460%, 07/24/48 (c)	1,990,000	2,517,972
4.203%, 3M LIBOR + 1.260%, 07/23/29 (c)	364,000	435,003
4.260%, 3M LIBOR + 1.580%, 02/22/48 (c)	563,000	736,120
4.452%, 3M LIBOR + 1.330%, 12/05/29 (c)	431,000	525,626
KeyCorp
2.550%, 10/01/29	501,000	542,341
4.150%, 10/29/25	39,000	45,257
Lloyds Banking Group plc
3.574%, 3M LIBOR + 1.205%, 11/07/28 (c)	355,000	400,717
3.750%, 01/11/27	609,000	690,368
Mitsubishi UFJ Financial Group, Inc.
0.848%, 1Y H15 + 0.680%, 09/15/24 (c)	1,738,000	1,748,139
2.193%, 02/25/25	2,988,000	3,157,422
2.998%, 02/22/22	57,000	58,707
3.455%, 03/02/23	2,662,000	2,836,177
Mizuho Financial Group, Inc.
1.979%, 3M LIBOR + 1.270%, 09/08/31 (c)	1,417,000	1,451,566
2.201%, 3M LIBOR + 1.510%, 07/10/31 (c)	519,000	539,609
2.555%, 3M LIBOR + 1.100%, 09/13/25 (c)	4,029,000	4,255,186
2.632%, 04/12/21 (144A)	1,805,000	1,816,390
Morgan Stanley
2.188%, SOFR + 1.990%, 04/28/26 (c)	4,056,000	4,283,265
2.699%, SOFR + 1.143%, 01/22/31 (c)	4,258,000	4,619,881
2.720%, SOFR + 1.152%, 07/22/25 (c)	220,000	235,268
3.591%, 3M LIBOR + 1.340%, 07/22/28 (c)	1,937,000	2,210,594
3.622%, SOFR + 3.120%, 04/01/31 (c)	1,710,000	1,985,748
3.625%, 01/20/27	3,448,000	3,956,132
3.700%, 10/23/24	875,000	974,118
3.772%, 3M LIBOR + 1.140%, 01/24/29 (c)	3,650,000	4,229,627
3.875%, 01/27/26	251,000	287,851
4.000%, 07/23/25	1,581,000	1,809,687
4.431%, 3M LIBOR + 1.628%, 01/23/30 (c)	2,069,000	2,521,212
Northern Trust Corp. 3.150%, 05/03/29	558,000	631,586

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Santander UK Group Holdings plc
1.532%, 1Y H15 + 1.250%, 08/21/26 (c)	1,998,000	$2,027,687
2.875%, 08/05/21	1,905,000	1,931,669
3.571%, 01/10/23	3,656,000	3,767,080
State Street Corp.
2.400%, 01/24/30	380,000	415,028
3.814%, 3M LIBOR + 3.597%, 03/15/21 (c)	840,000	835,800
5.625%, 3M LIBOR + 2.539%, 12/15/23 (b) (c)	2,815,000	2,969,262
Sumitomo Mitsui Financial Group, Inc.
2.348%, 01/15/25	2,905,000	3,081,924
2.696%, 07/16/24	1,545,000	1,649,247
3.784%, 03/09/26	311,000	353,884
U.S. Bancorp 3.000%, 07/30/29	733,000	818,362
UBS Group AG
1.364%, 1Y H15 + 1.080%, 01/30/27 (144A) (c)	1,764,000	1,783,330
2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (c)	3,575,000	3,705,984
4.125%, 09/24/25 (144A)	2,791,000	3,195,187
4.125%, 04/15/26 (144A)	1,137,000	1,314,080
7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (c)	2,545,000	2,789,956
Wells Fargo & Co.
2.406%, 3M LIBOR + 0.825%, 10/30/25 (c)	420,000	444,017
2.572%, 3M LIBOR + 1.000%, 02/11/31 (c)	527,000	557,435
2.879%, 3M LIBOR + 1.170%, 10/30/30 (c)	1,333,000	1,453,532
3.000%, 02/19/25	1,152,000	1,252,154
3.000%, 04/22/26	1,783,000	1,961,899
3.000%, 10/23/26	2,347,000	2,600,953
3.068%, SOFR + 2.530%, 04/30/41 (c)	2,480,000	2,697,823
3.550%, 09/29/25	274,000	307,730
3.584%, 3M LIBOR + 1.310%, 05/22/28 (c)	491,000	556,379
3.750%, 01/24/24	4,478,000	4,887,919

		278,767,314

Beverages—0.8%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	5,873,000	7,449,350
Anheuser-Busch InBev Worldwide, Inc.
3.500%, 06/01/30 (b)	4,326,000	5,008,428
4.750%, 01/23/29	5,934,000	7,317,583
4.900%, 01/23/31	1,036,000	1,318,920
Central American Bottling Corp. 5.750%, 01/31/27 (144A)	294,000	312,007
Coca-Cola Co. (The)
2.500%, 06/01/40	1,050,000	1,116,718
2.750%, 06/01/60	1,100,000	1,184,628
Embotelladora Andina S.A. 3.950%, 01/21/50 (144A)	430,000	482,675
Keurig Dr Pepper, Inc. 3.200%, 05/01/30	1,889,000	2,137,639
PepsiCo, Inc. 3.375%, 07/29/49	479,000	581,140

		26,909,088

Biotechnology—0.2%
Amgen, Inc.
2.450%, 02/21/30	1,008,000	1,078,812
4.400%, 05/01/45	1,945,000	2,467,658
Biogen, Inc. 2.250%, 05/01/30	950,000	991,588
Gilead Sciences, Inc.
1.200%, 10/01/27	56,000	56,362
4.150%, 03/01/47	395,000	481,727
4.750%, 03/01/46	444,000	587,584
4.800%, 04/01/44	1,973,000	2,600,654

		8,264,385

Building Materials—0.3%
Carrier Global Corp.
1.923%, 02/15/23	2,941,000	3,029,569
2.242%, 02/15/25	4,546,000	4,812,982
Cemex S.A.B. de C.V. 5.200%, 09/17/30 (144A)	576,000	631,584
Johnson Controls International plc
4.625%, 07/02/44	184,000	242,269
5.125%, 09/14/45	11,000	15,081
Masonite International Corp. 5.375%, 02/01/28 (144A)	328,000	352,190
Standard Industries, Inc.
4.750%, 01/15/28 (144A)	118,000	124,195
5.000%, 02/15/27 (144A)	324,000	338,580
U.S. Concrete, Inc. 6.375%, 06/01/24	194,000	198,850

		9,745,300

Chemicals—0.3%
Braskem Netherlands Finance B.V. 8.500%, 5Y H15 + 8.220%, 01/23/81 (144A) (c)	491,000	546,242
Dow Chemical Co. (The)
4.550%, 11/30/25	260,000	304,158
9.000%, 04/01/21 (b)	731,000	743,338
DuPont de Nemours, Inc. 4.493%, 11/15/25	2,434,000	2,840,741
Ecolab, Inc. 4.800%, 03/24/30	923,000	1,177,148
LYB International Finance III LLC 4.200%, 05/01/50	813,000	945,799
MEGlobal Canada ULC
5.000%, 05/18/25 (144A)	555,000	624,375
5.875%, 05/18/30 (144A)	325,000	404,625
OCP S.A. 4.500%, 10/22/25	213,000	231,737
SABIC Capital II B.V. 4.000%, 10/10/23 (144A)	527,000	568,106
SASOL Financing USA LLC 5.875%, 03/27/24	289,000	306,773
Sherwin-Williams Co. (The)
2.300%, 05/15/30	1,374,000	1,434,066
4.000%, 12/15/42	240,000	281,291

		10,408,399

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.6%
AMN Healthcare, Inc. 4.625%, 10/01/27 (144A)	350,000	$366,650
Capitol Investment Merger Sub 2 LLC 10.000%, 08/01/24 (144A)	907,000	992,711
DP World Crescent, Ltd. 3.908%, 05/31/23	398,000	419,890
Global Payments, Inc.
2.900%, 05/15/30	380,000	413,180
3.200%, 08/15/29	1,353,000	1,501,749
3.800%, 04/01/21	532,000	534,927
4.450%, 06/01/28	518,000	614,472
4.800%, 04/01/26	1,900,000	2,260,667
Herc Holdings, Inc. 5.500%, 07/15/27 (144A)	724,000	767,440
Jaguar Holding Co. II / PPD Development L.P. 5.000%, 06/15/28 (144A)	163,000	174,003
Moody’s Corp.
3.250%, 01/15/28	399,000	448,819
4.875%, 02/15/24	389,000	437,969
Nielsen Co. Luxembourg S.a.r.l. (The) 5.000%, 02/01/25 (144A) (b)	287,000	294,534
PayPal Holdings, Inc.
1.650%, 06/01/25	737,000	769,849
2.650%, 10/01/26	372,000	408,800
RELX Capital, Inc.
3.000%, 05/22/30	1,748,000	1,939,982
3.500%, 03/16/23	1,870,000	1,988,771
4.000%, 03/18/29	2,546,000	3,020,964
United Rentals North America, Inc.
3.875%, 11/15/27	893,000	935,417
4.875%, 01/15/28	1,363,000	1,451,595
5.250%, 01/15/30	89,000	98,790
5.500%, 05/15/27	662,000	709,167
5.875%, 09/15/26	660,000	698,742

		21,249,088

Computers—0.7%
Apple, Inc.
2.550%, 08/20/60	1,250,000	1,282,490
3.850%, 05/04/43	1,806,000	2,278,168
4.375%, 05/13/45	331,000	452,898
Dell International LLC / EMC Corp.
4.900%, 10/01/26 (144A)	931,000	1,099,097
8.100%, 07/15/36 (144A)	749,000	1,106,615
DXC Technology Co. 4.000%, 04/15/23	1,676,000	1,782,870
Hewlett Packard Enterprise Co.
3.500%, 10/05/21	944,000	963,926
4.650%, 10/01/24	1,824,000	2,070,082
HP, Inc. 6.000%, 09/15/41	160,000	208,807
International Business Machines Corp.
1.950%, 05/15/30	2,601,000	2,679,414
2.850%, 05/15/40	1,385,000	1,488,528

Computers—(Continued)
International Business Machines Corp.
3.300%, 05/15/26	3,023,000	3,415,045
3.500%, 05/15/29	925,000	1,070,250
Leidos, Inc. 4.375%, 05/15/30 (144A)	2,310,000	2,766,109
Seagate HDD Cayman 4.091%, 06/01/29 (144A)	570,000	610,709

		23,275,008

Distribution/Wholesale—0.1%
American Builders & Contractors Supply Co., Inc.
4.000%, 01/15/28 (144A)	481,000	497,835
5.875%, 05/15/26 (144A)	366,000	379,268
KAR Auction Services, Inc. 5.125%, 06/01/25 (144A)	573,000	589,634
Performance Food Group, Inc. 5.500%, 10/15/27 (144A)	641,000	676,255

		2,142,992

Diversified Financial Services—0.6%
Alpha Holding S.A. de C.V. 9.000%, 02/10/25 (144A)	609,000	448,833
ASG Finance Designated Activity Co. 7.875%, 12/03/24 (144A) (b)	1,018,000	865,504
Capital One Financial Corp.
3.900%, 01/29/24	279,000	305,568
4.750%, 07/15/21	231,000	236,388
Charles Schwab Corp. (The) 3.200%, 03/02/27	660,000	738,413
Discover Financial Services 4.500%, 01/30/26	62,000	71,615
GE Capital International Funding Co. 4.418%, 11/15/35	1,426,000	1,700,422
Intercontinental Exchange, Inc.
1.850%, 09/15/32	2,098,000	2,114,967
2.100%, 06/15/30	350,000	364,032
Intercorp Peru, Ltd. 3.875%, 08/15/29 (144A)	200,000	207,550
Mastercard, Inc.
2.950%, 06/01/29	1,988,000	2,230,174
3.350%, 03/26/30	638,000	744,332
Navient Corp.
5.875%, 10/25/24	292,000	310,250
6.500%, 06/15/22	542,000	573,566
6.625%, 07/26/21	398,000	406,458
6.750%, 06/25/25	308,000	334,950
6.750%, 06/15/26	304,000	331,360
7.250%, 09/25/23	313,000	343,042
Nomura Holdings, Inc.
2.679%, 07/16/30	432,000	457,086
3.103%, 01/16/30	491,000	536,472
ORIX Corp. 2.900%, 07/18/22	22,000	22,801
Quicken Loans LLC 5.250%, 01/15/28 (144A)	641,000	684,267

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. 3.625%, 03/01/29 (144A)	564,000	$575,280
United Shore Financial Services LLC 5.500%, 11/15/25 (144A)	1,857,000	1,959,135
Visa, Inc. 4.150%, 12/14/35	1,948,000	2,530,079

		19,092,544

Electric—3.1%
AEP Texas, Inc.
3.450%, 01/15/50	480,000	537,513
3.950%, 06/01/28	1,018,000	1,190,462
AEP Transmission Co. LLC
3.150%, 09/15/49	730,000	811,960
3.650%, 04/01/50	466,000	563,940
3.800%, 06/15/49	840,000	1,035,181
4.250%, 09/15/48	505,000	664,623
Alabama Power Co.
3.450%, 10/01/49	1,102,000	1,295,522
3.550%, 12/01/23	200,000	217,537
3.750%, 03/01/45	554,000	669,118
4.150%, 08/15/44	80,000	101,338
4.300%, 07/15/48	30,000	40,047
6.000%, 03/01/39	34,000	50,525
Ameren Illinois Co.
3.250%, 03/15/50	775,000	905,509
3.800%, 05/15/28	800,000	932,089
Baltimore Gas & Electric Co.
3.200%, 09/15/49 (b)	235,000	261,955
3.500%, 08/15/46	980,000	1,137,128
3.750%, 08/15/47	699,000	855,246
Calpine Corp.
4.500%, 02/15/28 (144A)	3,173,000	3,299,920
5.250%, 06/01/26 (144A)	1,123,000	1,161,743
CenterPoint Energy Houston Electric LLC 3.950%, 03/01/48	406,000	510,073
Centrais Eletricas Brasileiras S.A. 3.625%, 02/04/25 (144A)	361,000	374,541
Colbun S.A. 3.150%, 03/06/30 (144A)	200,000	215,750
Commonwealth Edison Co. 2.950%, 08/15/27	310,000	344,036
Consumers Energy Co.
3.100%, 08/15/50	445,000	513,410
3.500%, 08/01/51	615,000	750,910
3.750%, 02/15/50	1,357,000	1,703,384
Dayton Power & Light Co. (The) 3.950%, 06/15/49	905,000	1,048,784
DTE Electric Co. 4.050%, 05/15/48	1,373,000	1,801,385
Duke Energy Carolinas LLC
2.450%, 08/15/29	1,290,000	1,389,494
2.450%, 02/01/30	1,894,000	2,035,945
3.200%, 08/15/49	1,286,000	1,461,196
3.875%, 03/15/46	271,000	332,478

Electric—(Continued)
Duke Energy Carolinas LLC
3.950%, 11/15/28	321,000	382,698
3.950%, 03/15/48	9,000	11,253
Duke Energy Florida LLC
1.750%, 06/15/30	1,974,000	2,017,279
2.500%, 12/01/29	2,535,000	2,765,757
3.400%, 10/01/46	520,000	592,735
3.800%, 07/15/28	755,000	885,814
4.200%, 07/15/48	344,000	441,866
Duke Energy Ohio, Inc. 3.650%, 02/01/29 (b)	2,739,000	3,171,847
Duke Energy Progress LLC
3.450%, 03/15/29	1,132,000	1,314,309
3.700%, 09/01/28	1,451,000	1,697,624
3.700%, 10/15/46	221,000	266,433
4.100%, 05/15/42	543,000	670,798
4.100%, 03/15/43	440,000	545,882
4.150%, 12/01/44	252,000	319,278
4.200%, 08/15/45	80,000	101,417
Edison International
2.400%, 09/15/22	1,222,000	1,248,858
3.125%, 11/15/22	9,000	9,344
Empresas Publicas de Medellin E.S.P.
4.250%, 07/18/29 (144A)	323,000	347,160
4.375%, 02/15/31 (144A)	253,000	271,661
Entergy Louisiana LLC
4.200%, 09/01/48	1,317,000	1,712,173
5.400%, 11/01/24	405,000	476,649
Eversource Energy 2.900%, 10/01/24	375,000	404,633
FirstEnergy Corp.
2.050%, 03/01/25	272,000	270,860
2.250%, 09/01/30	849,000	820,770
2.650%, 03/01/30	972,000	974,571
3.400%, 03/01/50	850,000	812,721
3.900%, 07/15/27	1,223,000	1,347,606
FirstEnergy Transmission LLC
4.350%, 01/15/25 (144A)	3,191,000	3,478,303
4.550%, 04/01/49 (144A)	2,814,000	3,280,956
Florida Power & Light Co.
3.150%, 10/01/49	1,749,000	2,011,993
3.950%, 03/01/48	1,162,000	1,515,323
3.990%, 03/01/49	626,000	817,181
Generacion Mediterranea S.A. / Generacion Frias S.A. / Central Termica Roca S.A. 9.625%, 07/27/23 (144A)	1,023,000	644,500
MidAmerican Energy Co.
3.100%, 05/01/27	70,000	78,441
3.150%, 04/15/50	680,000	781,539
3.650%, 04/15/29	2,047,000	2,430,156
4.250%, 07/15/49	687,000	920,766
6.750%, 12/30/31	206,000	307,845
Northern States Power Co.
2.600%, 06/01/51	536,000	566,626
2.900%, 03/01/50	356,000	400,638
3.400%, 08/15/42	660,000	766,031
4.000%, 08/15/45	471,000	609,260

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
NRG Energy, Inc.
2.000%, 12/02/25 (144A)	559,000	$579,382
2.450%, 12/02/27 (144A)	1,052,000	1,107,159
5.250%, 06/15/29 (144A)	614,000	675,400
5.750%, 01/15/28	537,000	586,672
6.625%, 01/15/27	1,021,000	1,078,217
7.250%, 05/15/26	1,820,000	1,920,100
Ohio Power Co.
4.000%, 06/01/49	386,000	485,892
6.600%, 02/15/33	955,000	1,325,826
Oncor Electric Delivery Co. LLC
3.100%, 09/15/49	595,000	683,278
3.700%, 11/15/28	1,155,000	1,356,733
3.800%, 09/30/47	269,000	329,742
3.800%, 06/01/49	243,000	301,313
5.300%, 06/01/42	101,000	144,126
5.350%, 10/01/52 (144A)	5,000	7,595
5.750%, 03/15/29	110,000	144,993
Orazul Energy Egenor SCA 5.625%, 04/28/27 (144A)	229,000	241,311
PG&E Corp. 5.000%, 07/01/28	1,127,000	1,200,255
Public Service Electric & Gas Co.
2.050%, 08/01/50	105,000	98,484
3.200%, 05/15/29	20,000	22,796
3.650%, 09/01/28	1,760,000	2,041,848
Southern California Edison Co.
1.845%, 02/01/22	156,429	156,764
2.250%, 06/01/30 (b)	943,000	981,241
2.850%, 08/01/29	308,000	334,940
2.900%, 03/01/21 (b)	415,000	416,694
3.700%, 08/01/25	1,500,000	1,682,520
4.200%, 03/01/29	1,262,000	1,492,184
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak 4.850%, 10/14/38 (144A)	505,000	562,557
Talen Energy Supply LLC 10.500%, 01/15/26 (144A)	449,000	399,399
Tampa Electric Co.
4.300%, 06/15/48	274,000	352,100
4.450%, 06/15/49	828,000	1,082,744
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	3,450,000	3,767,482
Virginia Electric & Power Co.
2.750%, 03/15/23	1,525,000	1,596,545
3.500%, 03/15/27	703,000	802,338
4.000%, 01/15/43	1,266,000	1,588,850
Vistra Operations Co. LLC
3.550%, 07/15/24 (144A)	1,198,000	1,297,151
4.300%, 07/15/29 (144A)	2,473,000	2,805,595
5.000%, 07/31/27 (144A)	734,000	778,040
5.500%, 09/01/26 (144A)	833,000	868,153
5.625%, 02/15/27 (144A)	846,000	899,839

		106,900,554

Electronics—0.2%
Agilent Technologies, Inc.
2.100%, 06/04/30	969,000	1,006,036
2.750%, 09/15/29	789,000	860,322
3.050%, 09/22/26	1,312,000	1,431,318
Honeywell International, Inc. 0.750%, 03/10/32 (EUR)	1,355,000	1,720,573
Roper Technologies, Inc. 2.950%, 09/15/29	872,000	957,537

		5,975,786

Energy-Alternate Sources—0.0%
India Green Energy Holdings 5.375%, 04/29/24 (144A)	375,000	396,580

Engineering & Construction—0.0%
Stoneway Capital Corp.
10.000%, 03/01/27 (a)	1,193,766	477,506
10.000%, 03/01/27 † (144A) (a)	1,137,974	455,190
Weekley Homes LLC / Weekley Finance Corp. 4.875%, 09/15/28 (144A)	318,000	332,310

		1,265,006

Entertainment—0.4%
Affinity Gaming 6.875%, 12/15/27 (144A)	353,000	369,326
Caesars Entertainment, Inc.
6.250%, 07/01/25 (144A)	2,452,000	2,611,380
8.125%, 07/01/27 (144A)	761,000	842,444
Caesars Resort Collection LLC / CRC Finco, Inc.
5.250%, 10/15/25 (144A) (b)	990,000	1,000,484
5.750%, 07/01/25 (144A)	460,000	487,406
Cedar Fair L.P. 5.250%, 07/15/29 (b)	722,000	743,335
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op 5.375%, 04/15/27	632,000	646,220
Churchill Downs, Inc.
4.750%, 01/15/28 (144A)	357,000	375,743
5.500%, 04/01/27 (144A) (b)	754,000	798,297
International Game Technology plc 6.250%, 02/15/22 (144A)	257,000	265,350
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In 8.500%, 11/15/27 (144A)	1,378,000	1,474,460
Scientific Games International, Inc. 5.000%, 10/15/25 (144A)	779,000	803,842
SeaWorld Parks & Entertainment, Inc. 9.500%, 08/01/25 (144A)	276,000	299,633
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
5.125%, 10/01/29 (144A)	1,058,000	1,108,255
7.750%, 04/15/25 (144A)	1,027,000	1,113,011

		12,939,186

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—0.2%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	442,000	$461,143
Republic Services, Inc.
1.450%, 02/15/31	469,000	458,727
1.750%, 02/15/32	735,000	736,279
2.300%, 03/01/30	540,000	570,273
2.900%, 07/01/26	280,000	309,284
3.950%, 05/15/28	1,479,000	1,733,684
Waste Management, Inc. 1.150%, 03/15/28	1,795,000	1,799,324
Waste Pro USA, Inc. 5.500%, 02/15/26 (144A)	297,000	303,682

		6,372,396

Food—0.4%
Albertsons Cos., Inc / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC
3.500%, 02/15/23 (144A)	639,000	654,975
4.625%, 01/15/27 (144A)	159,000	169,136
4.875%, 02/15/30 (144A)	118,000	130,022
5.750%, 03/15/25	1,236,000	1,273,080
5.875%, 02/15/28 (144A)	688,000	748,675
7.500%, 03/15/26 (144A)	796,000	890,764
BRF GmbH 4.350%, 09/29/26 (144A)	580,000	611,181
BRF S.A. 5.750%, 09/21/50 (144A)	450,000	500,625
Cydsa S.A.B. de C.V. 6.250%, 10/04/27 (144A)	709,000	746,230
Grupo KUO S.A.B. de C.V. 5.750%, 07/07/27 (144A)	321,000	337,050
JBS USA LUX S.A. / JBS USA Finance, Inc.
5.500%, 01/15/30 (144A)	147,000	168,868
5.750%, 06/15/25 (144A)	545,000	562,712
6.500%, 04/15/29 (144A)	959,000	1,116,372
6.750%, 02/15/28 (144A)	776,000	871,836
Lamb Weston Holdings, Inc.
4.625%, 11/01/24 (144A)	536,000	558,780
4.875%, 11/01/26 (144A)	538,000	562,371
Mondelez International, Inc.
1.500%, 02/04/31	383,000	378,169
2.750%, 04/13/30	881,000	967,146
Pilgrim’s Pride Corp. 5.875%, 09/30/27 (144A)	1,080,000	1,171,379
Post Holdings, Inc.
5.500%, 12/15/29 (144A)	458,000	499,792
5.625%, 01/15/28 (144A)	580,000	617,700
5.750%, 03/01/27 (144A)	792,000	838,530
Simmons Foods, Inc. 5.750%, 11/01/24 (144A)	306,000	312,503

		14,687,896

Food Service—0.0%
Aramark Services, Inc.
4.750%, 06/01/26	321,000	330,453

Food Service—(Continued)
Aramark Services, Inc.
5.000%, 02/01/28 (144A) (b)	746,000	786,098

		1,116,551

Forest Products & Paper—0.1%
Celulosa Arauco y Constitucion S.A. 4.250%, 04/30/29 (144A)	325,000	365,628
Georgia-Pacific LLC
1.750%, 09/30/25 (144A)	836,000	873,851
2.300%, 04/30/30 (144A)	664,000	709,540
7.750%, 11/15/29	30,000	44,360
8.875%, 05/15/31	376,000	607,452
International Paper Co.
4.400%, 08/15/47	254,000	331,764
6.000%, 11/15/41	590,000	863,063
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A)	200,000	212,664
Suzano Austria GmbH 3.750%, 01/15/31	135,000	143,235

		4,151,557

Gas—0.1%
Atmos Energy Corp. 3.375%, 09/15/49	545,000	632,985
CenterPoint Energy Resources Corp. 1.750%, 10/01/30	2,530,000	2,552,914
Dominion Energy Gas Holdings LLC
4.600%, 12/15/44	254,000	319,283
4.800%, 11/01/43	265,000	339,861
Piedmont Natural Gas Co., Inc. 3.640%, 11/01/46	135,000	154,046
Promigas S.A. ESP / Gases del Pacifico SAC
3.750%, 10/16/29	266,000	282,960
3.750%, 10/16/29 (144A)	200,000	212,752

		4,494,801

Healthcare-Products—0.3%
Boston Scientific Corp.
2.650%, 06/01/30	592,000	634,949
4.000%, 03/01/29	1,053,000	1,240,402
DH Europe Finance II Sarl
1.350%, 09/18/39 (EUR)	880,000	1,154,473
1.800%, 09/18/49 (EUR)	700,000	965,771
Medtronic Global Holdings SCA
1.500%, 07/02/39 (EUR)	630,000	856,501
1.750%, 07/02/49 (EUR)	700,000	988,557
Teleflex, Inc. 4.625%, 11/15/27	322,000	346,057
Thermo Fisher Scientific, Inc.
1.875%, 10/01/49 (EUR)	1,500,000	2,115,959
2.600%, 10/01/29 (b)	629,000	688,343

		8,991,012

Healthcare-Services—1.3%
Aetna, Inc. 4.500%, 05/15/42	639,000	786,106

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Anthem, Inc.
3.650%, 12/01/27	539,000	$621,312
4.101%, 03/01/28	904,000	1,068,256
Centene Corp.
4.250%, 12/15/27	1,602,000	1,698,120
4.625%, 12/15/29	413,000	458,517
5.375%, 06/01/26 (144A)	2,383,000	2,513,374
5.375%, 08/15/26 (144A)	483,000	510,169
Charles River Laboratories International, Inc.
4.250%, 05/01/28 (144A)	149,000	156,078
5.500%, 04/01/26 (144A)	271,000	283,845
DaVita, Inc. 4.625%, 06/01/30 (144A)	1,206,000	1,278,360
Encompass Health Corp.
4.500%, 02/01/28	292,000	305,140
4.750%, 02/01/30	295,000	316,019
HCA, Inc.
4.750%, 05/01/23	3,464,000	3,777,517
5.000%, 03/15/24	2,089,000	2,349,731
5.250%, 04/15/25	3,645,000	4,255,400
5.250%, 06/15/26	218,000	257,948
5.375%, 02/01/25	307,000	345,231
5.375%, 09/01/26 (b)	118,000	135,629
5.625%, 09/01/28	177,000	209,081
5.875%, 02/15/26	177,000	203,550
5.875%, 02/01/29	118,000	142,190
Humana, Inc.
3.125%, 08/15/29	721,000	795,677
4.875%, 04/01/30	604,000	754,296
Molina Healthcare, Inc. 5.375%, 11/15/22	458,000	484,907
Select Medical Corp. 6.250%, 08/15/26 (144A)	3,049,000	3,283,529
Tenet Healthcare Corp.
4.625%, 07/15/24	958,000	981,969
4.625%, 09/01/24 (144A)	1,967,000	2,030,927
4.625%, 06/15/28 (144A)	92,000	96,370
4.875%, 01/01/26 (144A)	3,083,000	3,225,157
5.125%, 05/01/25	1,708,000	1,741,289
5.125%, 11/01/27 (144A)	177,000	187,399
6.250%, 02/01/27 (144A)	1,899,000	2,012,940
UnitedHealth Group, Inc.
2.750%, 05/15/40	2,711,000	2,936,020
2.950%, 10/15/27	490,000	550,200
3.750%, 10/15/47	261,000	323,652
3.850%, 06/15/28	1,126,000	1,338,197
4.250%, 04/15/47	126,000	167,187
4.250%, 06/15/48	795,000	1,059,777
6.500%, 06/15/37	50,000	79,981

		43,721,047

Holding Companies-Diversified—0.0%
Alfa S.A.B. de C.V. 6.875%, 03/25/44 (b)	256,000	340,165

Home Builders—0.4%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.625%, 01/15/28 (144A)	1,207,000	1,270,367
Beazer Homes USA, Inc. 7.250%, 10/15/29	1,030,000	1,161,325
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.250%, 09/15/27 (144A)	1,407,000	1,496,696
Century Communities, Inc. 6.750%, 06/01/27	313,000	334,190
Forestar Group, Inc.
5.000%, 03/01/28 (144A)	659,000	680,418
8.000%, 04/15/24 (144A)	2,190,000	2,304,975
Lennar Corp.
4.125%, 01/15/22	259,000	265,151
4.500%, 04/30/24	294,000	324,870
4.750%, 05/30/25	59,000	67,408
4.750%, 11/29/27	106,000	125,271
M/I Homes, Inc. 4.950%, 02/01/28	1,010,000	1,069,135
Mattamy Group Corp.
4.625%, 03/01/30 (144A)	662,000	701,720
5.250%, 12/15/27 (144A)	618,000	653,535
New Home Co., Inc. (The) 7.250%, 10/15/25 (144A)	215,000	220,803
PulteGroup, Inc.
5.000%, 01/15/27	71,000	83,780
5.500%, 03/01/26	83,000	98,763
Taylor Morrison Communities, Inc. 5.875%, 06/15/27 (144A)	59,000	66,866
Toll Brothers Finance Corp.
3.800%, 11/01/29	1,164,000	1,257,120
4.375%, 04/15/23	500,000	530,625
TRI Pointe Group, Inc. 5.700%, 06/15/28	60,000	67,740

		12,780,758

Home Furnishings—0.0%
Tempur Sealy International, Inc. 5.500%, 06/15/26	748,000	778,444

Household Products/Wares—0.0%
Kimberly-Clark de Mexico S.A.B. de C.V. 2.431%, 07/01/31 (144A)	334,000	344,881
Spectrum Brands, Inc. 5.750%, 07/15/25	523,000	540,050

		884,931

Insurance—0.4%
Ambac Assurance Corp. 5.100%, (144A) (d)	162,922	225,647
Ambac LSNI LLC 6.000%, 3M LIBOR + 5.000%, 02/12/23 (144A) (c)	848,117	843,877
American International Group, Inc. 3.400%, 06/30/30	1,646,000	1,884,838

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Aon Corp.
2.800%, 05/15/30	30,000	$32,712
3.750%, 05/02/29	2,780,000	3,241,628
4.500%, 12/15/28	2,229,000	2,689,381
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	325,000	409,206
Marsh & McLennan Cos., Inc.
1.349%, 09/21/26 (EUR)	830,000	1,082,402
1.979%, 03/21/30 (EUR)	576,000	803,340
2.250%, 11/15/30	2,049,000	2,168,046
Trinity Acquisition plc 4.400%, 03/15/26	190,000	221,319

		13,602,396

Internet—0.3%
Alibaba Group Holding, Ltd. 3.600%, 11/28/24	1,400,000	1,541,656
Amazon.com, Inc. 3.875%, 08/22/37	1,704,000	2,123,102
Baidu, Inc. 4.375%, 05/14/24	915,000	1,006,574
Booking Holdings, Inc.
1.800%, 03/03/27 (EUR)	1,065,000	1,430,049
4.100%, 04/13/25	1,982,000	2,247,345
Expedia Group, Inc.
3.250%, 02/15/30	665,000	691,739
6.250%, 05/01/25 (144A)	991,000	1,148,466
Netflix, Inc.
4.875%, 04/15/28	189,000	213,135
4.875%, 06/15/30 (144A)	118,000	135,700
5.375%, 11/15/29 (144A)	106,000	124,948
6.375%, 05/15/29	94,000	116,090

		10,778,804

Investment Companies—0.0%
MDGH - GMTN B.V.
2.500%, 11/07/24 (144A)	572,000	604,146
2.875%, 11/07/29 (144A)	382,000	412,102

		1,016,248

Iron/Steel—0.0%
Nucor Corp. 3.950%, 05/01/28	341,000	400,974
Vale Overseas, Ltd. 3.750%, 07/08/30	435,000	483,942

		884,916

Lodging—0.2%
Boyd Gaming Corp.
6.000%, 08/15/26	370,000	383,875
6.375%, 04/01/26 (b)	396,000	411,369
8.625%, 06/01/25 (144A)	302,000	335,881
Hilton Domestic Operating Co., Inc.
4.875%, 01/15/30	118,000	128,915
5.125%, 05/01/26	790,000	815,675

Lodging—(Continued)
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.875%, 04/01/27	497,000	526,037
Marriott International, Inc. 4.625%, 06/15/30	373,000	437,485
Marriott Ownership Resorts, Inc. 6.125%, 09/15/25 (144A)	706,000	751,890
Marriott Ownership Resorts, Inc. / ILG LLC 6.500%, 09/15/26	639,000	667,755
MGM Resorts International
4.625%, 09/01/26	46,000	48,677
5.500%, 04/15/27	78,000	86,931
5.750%, 06/15/25	78,000	86,241
Station Casinos LLC 5.000%, 10/01/25 (144A)	318,000	321,673
Wyndham Destinations, Inc. 6.625%, 07/31/26 (144A)	199,000	227,855
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/26 (144A)	324,000	335,340
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.250%, 05/15/27 (144A)	652,000	672,049
5.500%, 03/01/25 (144A) (b)	1,306,000	1,365,319

		7,602,967

Machinery-Construction & Mining—0.0%
Terex Corp. 5.625%, 02/01/25 (144A) (b)	840,000	865,305

Machinery-Diversified—0.1%
John Deere Cash Management S.A.
1.850%, 04/02/28 (EUR)	135,000	187,155
2.200%, 04/02/32 (EUR)	430,000	635,804
Colfax Corp. 6.000%, 02/15/24 (144A)	396,000	410,363
Otis Worldwide Corp. 2.565%, 02/15/30	986,000	1,058,236
Vertical U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	926,000	981,560

		3,273,118

Media—2.0%
AMC Networks, Inc.
4.750%, 08/01/25 (b)	649,000	670,222
5.000%, 04/01/24	634,000	644,303
CCO Holdings LLC / CCO Holdings Capital Corp.
4.750%, 03/01/30 (144A)	863,000	931,177
5.000%, 02/01/28 (144A)	2,123,000	2,245,072
5.125%, 05/01/27 (144A)	1,560,000	1,655,456
5.375%, 06/01/29 (144A)	746,000	817,803
5.500%, 05/01/26 (144A)	721,000	747,136
5.750%, 02/15/26 (144A)	1,216,000	1,254,730
5.875%, 05/01/27 (144A)	387,000	401,996
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.850%, 04/01/61	20,000	20,114
5.125%, 07/01/49	280,000	341,209
5.375%, 05/01/47	1,580,000	1,969,091
5.750%, 04/01/48	284,000	371,046
6.484%, 10/23/45	4,227,000	5,989,594

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/27 (144A)	817,000	$825,170
Comcast Corp.
1.950%, 01/15/31	7,092,000	7,292,716
2.650%, 02/01/30	2,198,000	2,401,005
2.650%, 08/15/62	875,000	873,836
3.250%, 11/01/39	1,132,000	1,282,991
3.400%, 04/01/30	3,263,000	3,761,200
3.400%, 07/15/46	2,148,000	2,465,836
4.000%, 08/15/47	140,000	175,349
4.250%, 10/15/30	572,000	703,953
4.600%, 08/15/45	380,000	512,519
6.400%, 05/15/38	413,000	642,606
COX Communications, Inc.
3.150%, 08/15/24 (144A)	4,010,000	4,347,004
3.250%, 12/15/22 (144A)	10,000	10,533
CSC Holdings LLC
5.750%, 01/15/30 (144A)	1,191,000	1,305,634
7.500%, 04/01/28 (144A)	587,000	660,128
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 08/15/26 (144A)	360,000	292,500
Discovery Communications LLC
1.900%, 03/19/27 (EUR)	847,000	1,107,852
4.125%, 05/15/29	440,000	513,367
Gray Television, Inc.
5.875%, 07/15/26 (144A)	424,000	443,610
7.000%, 05/15/27 (144A)	480,000	525,600
iHeartCommunications, Inc.
4.750%, 01/15/28 (144A)	59,000	60,770
5.250%, 08/15/27 (144A)	622,000	651,545
6.375%, 05/01/26	689,679	737,957
Meredith Corp. 6.875%, 02/01/26 (b)	760,000	741,000
NBCUniversal Enterprise, Inc. 5.250%, (144A) (d)	3,845,000	3,921,900
NBCUniversal Media LLC 5.950%, 04/01/41	786,000	1,198,261
Nexstar Broadcasting, Inc.
4.750%, 11/01/28 (144A)	433,000	453,026
5.625%, 07/15/27 (144A)	685,000	733,806
Sirius XM Radio, Inc.
4.625%, 07/15/24 (144A)	1,613,000	1,671,471
5.000%, 08/01/27 (144A) (b)	1,246,000	1,323,887
5.375%, 07/15/26 (144A)	528,000	550,440
5.500%, 07/01/29 (144A)	819,000	901,156
TEGNA, Inc.
4.625%, 03/15/28 (144A)	860,000	879,350
5.000%, 09/15/29	130,000	137,334
ViacomCBS, Inc.
5.850%, 09/01/43	838,000	1,164,077
6.875%, 04/30/36	765,000	1,105,564
Walt Disney Co. (The)
2.750%, 09/01/49	1,874,000	1,978,828
3.600%, 01/13/51	786,000	952,242
3.700%, 10/15/25	78,000	88,266

Media—(Continued)
Ziggo B.V. 5.500%, 01/15/27 (144A)	1,091,000	1,138,731
Ziggo Bond Co. B.V. 6.000%, 01/15/27 (144A)	328,000	346,621

		68,938,590

Metal Fabricate/Hardware—0.0%
HTA Group, Ltd. 7.000%, 12/18/25 (144A)	410,000	440,750

Mining—0.2%
Anglo American Capital plc
2.625%, 09/10/30 (144A)	1,266,000	1,323,106
5.625%, 04/01/30 (144A)	273,000	347,502
AngloGold Ashanti Holdings plc 3.750%, 10/01/30	200,000	214,862
Corp. Nacional del Cobre de Chile 3.750%, 01/15/31 (144A)	200,000	225,908
FMG Resources August 2006 Pty, Ltd.
4.500%, 09/15/27 (144A)	71,000	78,880
4.750%, 05/15/22 (144A)	478,000	491,742
5.125%, 03/15/23 (144A)	324,000	342,225
5.125%, 05/15/24 (144A) (b)	63,000	68,355
Freeport-McMoRan, Inc.
5.000%, 09/01/27	71,000	75,438
5.250%, 09/01/29	71,000	78,988
Fresnillo plc 4.250%, 10/02/50 (144A)	609,000	668,377
Industrias Penoles S.A.B. de C.V. 4.750%, 08/06/50 (144A)	200,000	231,940
Newmont Corp. 2.250%, 10/01/30	1,311,000	1,378,948
Teck Resources, Ltd. 6.125%, 10/01/35	394,000	507,707

		6,033,978

Miscellaneous Manufacturing—0.2%
General Electric Co. 5.875%, 01/14/38	2,200,000	2,978,297
Parker-Hannifin Corp. 2.700%, 06/14/24	1,915,000	2,053,518
Textron, Inc.
3.650%, 03/15/27	640,000	706,217
3.900%, 09/17/29	1,540,000	1,766,673

		7,504,705

Multi-National—0.0%
Banco Latinoamericano de Comercio Exterior S.A. 2.375%, 09/14/25 (144A)	389,000	398,340

Oil & Gas—1.3%
BP Capital Markets America, Inc.
3.119%, 05/04/26	670,000	741,278
3.410%, 02/11/26	651,000	728,138

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
BP Capital Markets America, Inc.
3.790%, 02/06/24	801,000	$875,243
3.796%, 09/21/25	180,000	203,993
Chesapeake Energy Corp.
5.375%, 06/15/21 (a)	100,000	4,500
6.125%, 02/15/21 (a)	1,884,000	84,780
Chevron USA, Inc. 2.343%, 08/12/50	672,000	652,675
Citgo Holding, Inc. 9.250%, 08/01/24 (144A)	375,000	345,000
Concho Resources, Inc.
3.750%, 10/01/27	798,000	911,690
4.300%, 08/15/28	1,515,000	1,790,321
CrownRock L.P. / CrownRock Finance, Inc. 5.625%, 10/15/25 (144A)	609,000	621,180
Diamondback Energy, Inc. 3.500%, 12/01/29	2,921,000	3,118,996
Ecopetrol S.A.
5.375%, 06/26/26	2,112,000	2,432,538
6.875%, 04/29/30	208,000	268,528
Endeavor Energy Resources L.P. / EER Finance, Inc.
5.500%, 01/30/26 (144A)	384,000	394,042
5.750%, 01/30/28 (144A)	263,000	283,698
EOG Resources, Inc. 4.150%, 01/15/26	1,574,000	1,825,998
Exxon Mobil Corp. 1.408%, 06/26/39 (EUR)	1,740,000	2,227,499
Great Western Petroleum LLC / Great Western Finance Corp. 9.000%, 09/30/21 (144A)	1,107,000	642,060
Leviathan Bond, Ltd. 5.750%, 06/30/23 (144A)	502,000	534,630
Marathon Petroleum Corp. 5.850%, 12/15/45	360,000	444,110
Matador Resources Co. 5.875%, 09/15/26	124,000	121,520
Odebrecht Offshore Drilling Finance, Ltd. 7.720%, 12/01/26 (144A) (e)	229	31
Parsley Energy LLC / Parsley Finance Corp.
4.125%, 02/15/28 (144A)	175,000	185,500
5.625%, 10/15/27 (144A)	126,000	137,907
PBF Holding Co. LLC / PBF Finance Corp. 9.250%, 05/15/25 (144A)	1,010,000	990,507
Petrobras Global Finance B.V.
5.093%, 01/15/30 (b)	523,000	584,453
6.750%, 06/03/50	192,000	238,560
Petroleos Mexicanos
5.625%, 01/23/46	219,000	188,340
6.350%, 02/12/48	1,774,000	1,608,131
6.375%, 01/23/45	840,000	769,860
6.950%, 01/28/60	3,237,000	3,039,867
7.690%, 01/23/50	605,000	609,991
Petronas Capital, Ltd. 3.500%, 04/21/30 (144A)	491,000	563,550
Puma International Financing S.A.
5.000%, 01/24/26 (144A)	251,000	241,588
5.125%, 10/06/24 (144A)	729,000	725,355

Oil & Gas—(Continued)
Saudi Arabian Oil Co.
2.250%, 11/24/30 (144A)	2,080,000	2,116,938
3.500%, 11/24/70 (144A)	260,000	262,618
Shell International Finance B.V.
2.375%, 11/07/29 (b)	2,496,000	2,683,791
2.750%, 04/06/30	1,227,000	1,353,067
3.875%, 11/13/28 (b)	1,338,000	1,584,138
4.375%, 05/11/45	526,000	691,976
SM Energy Co. 10.000%, 01/15/25 (144A)	1,153,000	1,239,475
Suncor Energy, Inc.
6.800%, 05/15/38	334,000	466,360
6.850%, 06/01/39	419,000	586,350
Sunoco L.P. / Sunoco Finance Corp.
4.500%, 05/15/29 (144A)	143,000	148,720
4.875%, 01/15/23	334,000	338,208
5.500%, 02/15/26	271,000	277,775
6.000%, 04/15/27 (b)	206,000	218,982
Talos Production, Inc. 12.000%, 01/15/26 (144A)	2,363,000	2,299,128
Total Capital International S.A.
2.434%, 01/10/25	344,000	367,286
3.700%, 01/15/24	604,000	661,442
WPX Energy, Inc.
5.875%, 06/15/28	100,000	109,003
8.250%, 08/01/23	75,000	85,359
YPF S.A. 7.000%, 12/15/47 (144A)	509,000	365,849

		44,992,522

Packaging & Containers—0.0%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 5.250%, 08/15/27 (144A)	410,000	430,422
Ball Corp.
4.875%, 03/15/26	89,000	100,526
5.250%, 07/01/25	118,000	134,665
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A)	428,000	458,495

		1,124,108

Pharmaceuticals—1.8%
AbbVie, Inc.
2.600%, 11/21/24	4,037,000	4,327,587
3.200%, 05/14/26	1,182,000	1,309,872
3.200%, 11/21/29	1,768,000	1,980,386
3.600%, 05/14/25	363,000	404,495
3.800%, 03/15/25	4,307,000	4,803,988
4.050%, 11/21/39	330,000	398,144
4.500%, 05/14/35	2,132,000	2,676,801
4.550%, 03/15/35	1,301,000	1,644,204
4.850%, 06/15/44	424,000	560,292
4.875%, 11/14/48	1,029,000	1,389,767
AstraZeneca plc 1.375%, 08/06/30	2,688,000	2,658,139

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Bausch Health Americas, Inc.
8.500%, 01/31/27 (144A)	976,000	$1,085,478
9.250%, 04/01/26 (144A)	837,000	933,255
Bausch Health Cos., Inc.
5.500%, 11/01/25 (144A)	920,000	953,387
5.750%, 08/15/27 (144A)	362,000	388,245
7.000%, 01/15/28 (144A)	403,000	442,978
7.250%, 05/30/29 (144A)	417,000	468,754
9.000%, 12/15/25 (144A)	849,000	939,062
Bristol-Myers Squibb Co. 4.250%, 10/26/49	674,000	911,275
Cigna Corp.
3.050%, 10/15/27	308,000	344,912
3.250%, 04/15/25	448,000	491,975
3.400%, 03/01/27	386,000	435,187
3.750%, 07/15/23	30,000	32,430
4.375%, 10/15/28	4,001,000	4,833,846
CVS Health Corp.
1.875%, 02/28/31	613,000	619,275
3.250%, 08/15/29	5,338,000	6,022,326
3.750%, 04/01/30	2,393,000	2,783,471
5.125%, 07/20/45	2,313,000	3,109,499
Elanco Animal Health, Inc.
4.912%, 08/27/21	41,000	41,922
5.272%, 08/28/23	627,000	684,997
5.900%, 08/28/28	86,000	101,480
Eli Lilly & Co.
1.700%, 11/01/49 (EUR)	700,000	1,008,980
Johnson & Johnson 3.700%, 03/01/46	244,000	310,648
Merck & Co., Inc. 3.400%, 03/07/29	2,090,000	2,430,309
Pfizer, Inc.
1.700%, 05/28/30	434,000	450,340
2.625%, 04/01/30	1,761,000	1,964,321
3.450%, 03/15/29	1,527,000	1,783,879
Takeda Pharmaceutical Co., Ltd.
2.000%, 07/09/40 (EUR)	1,790,000	2,482,403
2.050%, 03/31/30	814,000	832,382
5.000%, 11/26/28	1,515,000	1,881,568
Wyeth LLC 5.950%, 04/01/37	19,000	28,452

		60,950,711

Pipelines—2.1%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 7.625%, 12/15/25 (144A)	160,000	170,400
Boardwalk Pipelines L.P. 4.800%, 05/03/29	275,000	314,977
Buckeye Partners L.P.
3.950%, 12/01/26	71,000	71,923
4.125%, 03/01/25 (144A)	219,000	221,738
4.150%, 07/01/23	391,000	401,753
4.350%, 10/15/24	500,000	511,250

Pipelines—(Continued)
Cameron LNG LLC
3.302%, 01/15/35 (144A)	1,320,000	1,488,456
3.402%, 01/15/38 (144A)	1,690,000	1,841,069
Cheniere Corpus Christi Holdings LLC
5.125%, 06/30/27	1,476,000	1,745,465
5.875%, 03/31/25	2,602,000	3,027,650
Cheniere Energy Partners L.P.
4.500%, 10/01/29	177,000	187,227
5.250%, 10/01/25	777,000	797,396
5.625%, 10/01/26	576,000	600,480
Cheniere Energy, Inc. 4.625%, 10/15/28 (144A)	426,000	447,300
DCP Midstream Operating L.P.
5.125%, 05/15/29	71,000	78,748
5.375%, 07/15/25	97,000	106,586
Energy Transfer Operating L.P.
2.900%, 05/15/25	1,198,000	1,267,193
3.600%, 02/01/23	778,000	815,012
4.050%, 03/15/25	510,000	559,364
4.750%, 01/15/26	1,658,000	1,875,563
6.500%, 02/01/42	1,331,000	1,621,941
Energy Transfer Partners L.P. / Regency Energy Finance Corp.
4.500%, 11/01/23	1,050,000	1,136,135
5.000%, 10/01/22	1,259,000	1,335,971
5.875%, 03/01/22	2,125,000	2,221,703
Enterprise Products Operating LLC
4.250%, 02/15/48	290,000	339,465
4.450%, 02/15/43	834,000	1,009,429
5.100%, 02/15/45	1,226,000	1,590,720
6.875%, 03/01/33	12,000	16,792
Gray Oak Pipeline LLC
2.000%, 09/15/23 (144A)	801,000	813,409
2.600%, 10/15/25 (144A)	1,020,000	1,051,057
Kinder Morgan Energy Partners L.P.
6.375%, 03/01/41	231,000	303,002
6.500%, 02/01/37	460,000	595,348
6.950%, 01/15/38	225,000	307,538
MPLX L.P.
2.650%, 08/15/30	1,839,000	1,926,232
4.875%, 12/01/24	2,037,000	2,337,251
NGPL PipeCo LLC
4.375%, 08/15/22 (144A) (b)	540,000	562,581
4.875%, 08/15/27 (144A)	1,146,000	1,297,907
7.768%, 12/15/37 (144A)	414,000	559,147
Northwest Pipeline LLC 4.000%, 04/01/27	2,735,000	3,128,446
Oleoducto Central S.A. 4.000%, 07/14/27 (144A)	386,000	419,007
Sabine Pass Liquefaction LLC
4.200%, 03/15/28	967,000	1,109,491
5.625%, 04/15/23	1,735,000	1,906,023
5.625%, 03/01/25	5,594,000	6,523,283
5.750%, 05/15/24	4,386,000	5,013,781
5.875%, 06/30/26	1,090,000	1,317,641
Sunoco Logistics Partners Operations L.P.
4.250%, 04/01/24	2,040,000	2,208,577
5.950%, 12/01/25	545,000	642,778

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
5.000%, 01/15/28	89,000	$93,945
5.125%, 02/01/25	321,000	329,025
5.375%, 02/01/27	325,000	341,370
5.500%, 03/01/30	118,000	128,113
5.875%, 04/15/26	569,000	603,265
6.500%, 07/15/27	655,000	710,675
6.875%, 01/15/29	527,000	593,534
Texas Eastern Transmission L.P.
3.500%, 01/15/28 (144A)	1,098,000	1,202,911
4.150%, 01/15/48 (144A)	611,000	677,436
TransCanada PipeLines, Ltd.
4.625%, 03/01/34	509,000	621,593
5.850%, 03/15/36	265,000	357,405
Transcontinental Gas Pipe Line Co. LLC
3.950%, 05/15/50	991,000	1,107,186
4.000%, 03/15/28	1,315,000	1,516,877
7.850%, 02/01/26	1,712,000	2,243,647
Western Midstream Operating L.P. 2.074%, 3M LIBOR + 1.850%, 01/13/23 (c)	861,000	844,006
Williams Cos., Inc. (The) 7.500%, 01/15/31	615,000	835,603

		70,030,796

Real Estate—0.1%
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	794,000	840,489
Howard Hughes Corp. (The)
5.375%, 03/15/25 (144A) (b)	824,000	849,750
5.375%, 08/01/28 (144A)	749,000	805,549
MAF Global Securities, Ltd.
4.750%, 05/07/24	204,000	222,207
5.500%, 5Y USD Swap + 3.476%, 09/07/22 (c)	255,000	261,119

		2,979,114

Real Estate Investment Trusts—1.3%
American Tower Corp.
2.400%, 03/15/25	1,706,000	1,813,693
2.750%, 01/15/27	264,000	286,311
3.375%, 05/15/24	1,890,000	2,055,570
3.800%, 08/15/29	1,804,000	2,096,383
5.000%, 02/15/24	292,000	330,557
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.849%, 04/15/23	560,000	601,003
Crown Castle International Corp.
1.350%, 07/15/25	1,188,000	1,212,434
3.100%, 11/15/29	2,653,000	2,921,860
3.300%, 07/01/30	1,094,000	1,223,836
3.700%, 06/15/26	624,000	703,020
3.800%, 02/15/28	385,000	443,542
4.300%, 02/15/29	46,000	54,607
5.200%, 02/15/49	424,000	576,466
Digital Dutch Finco B.V. 1.500%, 03/15/30 (EUR)	1,550,000	2,040,801

Real Estate Investment Trusts—(Continued)
Equinix, Inc.
1.000%, 09/15/25	2,263,000	2,268,778
1.250%, 07/15/25	687,000	700,686
ESH Hospitality, Inc.
4.625%, 10/01/27 (144A)	89,000	91,225
5.250%, 05/01/25 (144A)	721,000	739,025
GLP Capital L.P. / GLP Financing II, Inc. 4.000%, 01/15/31	519,000	566,343
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc.
4.500%, 09/01/26	363,000	390,552
4.625%, 06/15/25 (144A) (b)	145,000	155,295
5.625%, 05/01/24	1,265,000	1,373,980
5.750%, 02/01/27	666,000	747,165
MPT Operating Partnership L.P. / MPT Finance Corp.
4.625%, 08/01/29	106,000	113,950
5.000%, 10/15/27	909,000	966,949
5.250%, 08/01/26	59,000	61,773
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 5.875%, 10/01/28 (144A)	96,000	102,240
Prologis Euro Finance LLC 1.500%, 09/10/49 (EUR)	1,255,000	1,663,444
Realty Income Corp. 3.250%, 01/15/31	920,000	1,042,345
RHP Hotel Properties L.P. / RHP Finance Corp. 4.750%, 10/15/27	495,000	512,325
Service Properties Trust
4.350%, 10/01/24	305,000	301,188
4.500%, 06/15/23	1,350,000	1,356,750
5.000%, 08/15/22	789,000	802,807
5.500%, 12/15/27	135,000	147,546
7.500%, 09/15/25	264,000	304,156
Trust Fibra Uno
6.390%, 01/15/50 (144A)	410,000	480,315
6.950%, 01/30/44 (144A)	533,000	652,925
VICI Properties L.P. / VICI Note Co., Inc.
3.500%, 02/15/25 (144A) (b)	5,261,000	5,380,819
3.750%, 02/15/27 (144A)	825,000	843,562
4.125%, 08/15/30 (144A)	986,000	1,040,851
4.250%, 12/01/26 (144A)	2,879,000	2,985,955
4.625%, 12/01/29 (144A)	118,000	126,260
XHR L.P. 6.375%, 08/15/25 (144A)	236,000	248,980

		42,528,272

Retail—0.6%
1011778 BC ULC / New Red Finance, Inc. 3.875%, 01/15/28 (144A)	89,000	90,403
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 (144A)	1,728,000	1,944,965
Beacon Roofing Supply, Inc. 4.875%, 11/01/25 (144A) (b)	728,000	745,290
Golden Nugget, Inc. 6.750%, 10/15/24 (144A)	730,000	724,759

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Home Depot, Inc. (The) 2.950%, 06/15/29	3,221,000	$3,659,474
IRB Holding Corp. 7.000%, 06/15/25 (144A)	317,000	346,322
Lowe’s Cos., Inc.
1.700%, 10/15/30	312,000	314,802
3.000%, 10/15/50	525,000	559,655
3.650%, 04/05/29	1,041,000	1,214,246
4.000%, 04/15/25	1,942,000	2,206,104
Macy’s, Inc. 8.375%, 06/15/25 (144A) (b)	232,000	257,557
McDonald’s Corp.
2.125%, 03/01/30	640,000	674,406
2.625%, 09/01/29	417,000	456,185
3.600%, 07/01/30	1,525,000	1,786,422
4.200%, 04/01/50	901,000	1,156,267
4.450%, 09/01/48	252,000	329,331
4.875%, 12/09/45	346,000	470,996
Starbucks Corp.
2.250%, 03/12/30	322,000	340,665
2.550%, 11/15/30	2,171,000	2,347,150

		19,624,999

Semiconductors—1.2%
Applied Materials, Inc. 2.750%, 06/01/50	1,172,000	1,272,600
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	4,103,000	4,610,251
Broadcom, Inc.
2.250%, 11/15/23	2,329,000	2,432,191
4.250%, 04/15/26	4,397,000	5,036,727
4.700%, 04/15/25	3,730,000	4,273,664
4.750%, 04/15/29	982,000	1,173,800
5.000%, 04/15/30	315,000	382,728
Intel Corp. 3.734%, 12/08/47	1,909,000	2,277,454
KLA Corp.
3.300%, 03/01/50	2,136,000	2,405,882
4.100%, 03/15/29	1,175,000	1,408,923
Lam Research Corp.
1.900%, 06/15/30	193,000	200,449
3.750%, 03/15/26	1,325,000	1,514,186
4.875%, 03/15/49	1,285,000	1,854,278
NVIDIA Corp.
2.850%, 04/01/30	2,498,000	2,808,594
3.200%, 09/16/26	768,000	869,352
3.500%, 04/01/50	774,000	937,181
NXP B.V. / NXP Funding LLC
3.400%, 05/01/30 (144A)	2,595,000	2,941,223
4.300%, 06/18/29 (144A)	1,274,000	1,517,668
4.875%, 03/01/24 (144A)	365,000	411,633
QUALCOMM, Inc. 4.300%, 05/20/47	1,499,000	2,029,063

		40,357,847

Shipbuilding—0.1%
Huntington Ingalls Industries, Inc.
3.844%, 05/01/25	995,000	1,106,443
4.200%, 05/01/30	1,224,000	1,450,014

		2,556,457

Software—0.9%
Activision Blizzard, Inc.
1.350%, 09/15/30	1,210,000	1,187,924
2.500%, 09/15/50	850,000	829,110
Autodesk, Inc.
3.500%, 06/15/27	2,478,000	2,792,266
4.375%, 06/15/25	140,000	160,075
Fidelity National Information Services, Inc.
1.000%, 12/03/28 (EUR)	1,750,000	2,242,323
2.950%, 05/21/39 (EUR)	900,000	1,407,158
Fiserv, Inc.
1.625%, 07/01/30 (EUR)	1,490,000	2,000,118
3.200%, 07/01/26	190,000	212,784
3.500%, 07/01/29	4,185,000	4,776,366
Microsoft Corp.
3.700%, 08/08/46	354,000	448,228
3.750%, 02/12/45	2,199,000	2,821,842
4.200%, 11/03/35	860,000	1,128,298
Oracle Corp.
3.600%, 04/01/40	1,706,000	1,996,268
3.600%, 04/01/50	181,000	210,989
3.900%, 05/15/35	2,717,000	3,332,442
4.000%, 07/15/46	1,862,000	2,281,803
4.000%, 11/15/47	2,229,000	2,749,011
4.125%, 05/15/45	41,000	50,531

		30,627,536

Telecommunications—2.7%
Altice France S.A.
5.500%, 01/15/28 (144A)	556,000	581,304
7.375%, 05/01/26 (144A)	3,215,000	3,383,788
8.125%, 02/01/27 (144A)	975,000	1,074,947
America Movil S.A.B. de C.V. 2.875%, 05/07/30	540,000	585,252
AT&T, Inc.
Zero Coupon, 11/27/22 (144A)	8,000,000	7,932,295
1.650%, 02/01/28	528,000	538,471
2.300%, 06/01/27	2,943,000	3,136,821
2.550%, 12/01/33 (144A)	20,000	20,566
2.600%, 05/19/38 (EUR)	850,000	1,230,370
2.750%, 06/01/31	1,063,000	1,135,605
3.500%, 09/15/53 (144A)	294,000	292,879
3.550%, 09/15/55 (144A)	3,778,000	3,757,911
3.800%, 12/01/57 (144A)	382,000	396,746
4.300%, 02/15/30	1,294,000	1,545,709
4.350%, 03/01/29	790,000	941,546
4.500%, 05/15/35	4,683,000	5,678,480
Axtel S.A.B. de CV 6.375%, 11/14/24 (144A)	521,000	540,538

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Connect Finco SARL / Connect U.S. Finco LLC 6.750%, 10/01/26 (144A)	1,065,000	$1,147,026
Corning, Inc. 4.375%, 11/15/57	584,000	728,893
Deutsche Telekom International Finance B.V. 3.600%, 01/19/27 (144A)	477,000	536,108
Digicel Group 0.5, Ltd. 8.000%, 04/01/25 (144A) (e)	271,818	142,025
Digicel International Finance, Ltd. / Digicel Holdings Bermuda, Ltd.
8.000%, 12/31/26 (144A)	97,061	81,167
8.750%, 05/25/24 (144A)	243,135	255,292
13.000%, 12/31/25 (144A) (e)	128,895	130,828
Empresa Nacional de Telecomunicaciones S.A. 4.750%, 08/01/26 (144A)	1,277,000	1,426,951
Kenbourne Invest S.A. 6.875%, 11/26/24 (144A)	733,000	795,672
Level 3 Financing, Inc.
3.625%, 01/15/29 (144A)	1,123,000	1,120,193
4.250%, 07/01/28 (144A)	1,559,000	1,601,873
4.625%, 09/15/27 (144A)	118,000	123,243
5.250%, 03/15/26	499,000	515,617
5.375%, 01/15/24	723,000	728,639
Millicom International Cellular S.A.
4.500%, 04/27/31 (144A)	480,000	518,400
6.625%, 10/15/26 (144A)	300,000	323,250
Motorola Solutions, Inc.
4.600%, 05/23/29	2,555,000	3,059,515
5.500%, 09/01/44	870,000	1,106,357
Ooredoo International Finance, Ltd. 5.000%, 10/19/25	200,000	233,220
Sprint Corp.
7.625%, 02/15/25	953,000	1,139,631
7.625%, 03/01/26	961,000	1,192,788
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	586,313	591,824
T-Mobile USA, Inc.
2.550%, 02/15/31 (144A)	1,011,000	1,061,621
3.500%, 04/15/25 (144A)	1,531,000	1,691,724
3.750%, 04/15/27 (144A)	3,504,000	3,990,355
3.875%, 04/15/30 (144A)	5,907,000	6,840,365
VEON Holdings B.V. 3.375%, 11/25/27 (144A)	596,000	612,456
Verizon Communications, Inc.
1.500%, 09/18/30	2,352,000	2,314,699
1.750%, 01/20/31	2,817,000	2,801,213
1.850%, 05/18/40 (EUR)	770,000	1,079,677
2.875%, 01/15/38 (EUR)	900,000	1,443,230
3.150%, 03/22/30	2,705,000	3,030,727
3.875%, 02/08/29	2,364,000	2,781,386
4.125%, 03/16/27	2,478,000	2,921,632
4.272%, 01/15/36	3,849,000	4,768,472
4.329%, 09/21/28	730,000	878,696
4.812%, 03/15/39	488,000	635,851
4.862%, 08/21/46	641,000	864,901
5.250%, 03/16/37	266,000	362,608

Telecommunications—(Continued)
Vodafone Group plc
4.125%, 05/30/25	286,000	326,974
4.375%, 02/19/43	1,908,000	2,362,025
5.250%, 05/30/48	681,000	945,923

		91,986,275

Toys/Games/Hobbies—0.0%
Hasbro, Inc. 2.600%, 11/19/22	695,000	721,721

Transportation—0.9%
Burlington Northern Santa Fe LLC
4.400%, 03/15/42	958,000	1,268,264
5.050%, 03/01/41	9,000	12,525
CSX Corp.
4.250%, 03/15/29	1,170,000	1,416,741
4.250%, 11/01/66	292,000	389,961
4.300%, 03/01/48	1,116,000	1,431,053
4.750%, 11/15/48	52,000	71,208
Empresa de los Ferrocarriles del Estado 3.068%, 08/18/50 (144A)	200,000	194,478
Empresa de Transporte de Pasajeros Metro S.A. 3.650%, 05/07/30 (144A)	210,000	235,725
ENA Master Trust 4.000%, 05/19/48 (144A) (b)	250,000	269,375
FedEx Corp.
1.300%, 08/05/31 (EUR)	1,185,000	1,554,562
3.875%, 08/01/42	614,000	715,154
4.100%, 02/01/45	1,432,000	1,686,941
Norfolk Southern Corp.
2.900%, 06/15/26	1,290,000	1,426,431
3.400%, 11/01/49	527,000	601,744
4.050%, 08/15/52	451,000	573,059
4.450%, 06/15/45	33,000	42,627
4.800%, 08/15/43	409,000	505,574
Rumo Luxembourg S.a.r.l. 5.875%, 01/18/25 (144A)	200,000	211,252
Ryder System, Inc. 4.625%, 06/01/25	3,580,000	4,147,352
Union Pacific Corp.
2.750%, 03/01/26	992,000	1,084,489
2.973%, 09/16/62 (144A)	408,000	425,195
3.600%, 09/15/37	773,000	900,660
3.839%, 03/20/60	887,000	1,095,611
3.950%, 08/15/59	464,000	570,609
4.375%, 09/10/38	338,000	424,488
Union Pacific Railroad Co. Pass-Through Trust 3.227%, 05/14/26	661,071	729,593
United Parcel Service, Inc.
2.500%, 09/01/29	787,000	856,959
3.400%, 03/15/29	1,551,000	1,806,073
4.450%, 04/01/30	1,294,000	1,617,817
5.200%, 04/01/40	1,408,000	1,996,202
XPO Logistics, Inc.
6.125%, 09/01/23 (144A)	280,000	284,900
6.750%, 08/15/24 (144A)	672,000	714,000

		29,260,622

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2.700%, 11/01/24 (144A)	480,000	$514,155
3.950%, 03/10/25 (144A)	900,000	1,007,883
4.000%, 07/15/25 (144A) (b)	1,285,000	1,456,920

		2,978,958

Total Corporate Bonds & Notes (Cost $1,252,398,846)		1,320,109,854

U.S. Treasury & Government Agencies—37.3%

Agency Sponsored Mortgage - Backed—27.7%
Fannie Mae 15 Yr. Pool
2.000%, 10/01/31	167,680	176,068
2.000%, 11/01/31	2,071,055	2,174,016
2.000%, 12/01/31	228,019	239,434
2.000%, 03/01/32	1,414,958	1,484,968
2.500%, 09/01/27	174,485	183,339
2.500%, 02/01/28	20,828	21,766
2.500%, 04/01/28	53,996	57,102
2.500%, 08/01/28	149,267	157,872
2.500%, 01/01/30	861,981	918,159
2.500%, 02/01/30	93,436	98,677
2.500%, 03/01/30	153,578	163,624
2.500%, 07/01/30	602,136	637,933
2.500%, 08/01/30	1,896,171	2,014,465
2.500%, 09/01/30	972,342	1,035,060
2.500%, 11/01/30	1,941,357	2,059,722
2.500%, 03/01/31	105,033	109,635
2.500%, 06/01/31	548,116	583,994
2.500%, 07/01/31	309,711	329,977
2.500%, 08/01/31	47,026	50,050
2.500%, 10/01/31	2,710,272	2,884,828
2.500%, 11/01/31	1,714,035	1,825,747
2.500%, 02/01/32	80,686	85,476
2.500%, 03/01/32	270,099	288,101
2.500%, 08/01/32	1,986,233	2,108,752
2.500%, 02/01/33	3,388,249	3,575,638
3.000%, 04/01/28	116,111	123,564
3.000%, 05/01/28	125,630	133,694
3.000%, 10/01/28	260,045	278,417
3.000%, 11/01/28	1,877,181	2,004,050
3.000%, 12/01/28	540,728	570,676
3.000%, 01/01/29	194,405	204,952
3.000%, 04/01/29	883,612	945,810
3.000%, 05/01/29	1,177,831	1,248,294
3.000%, 08/01/29	1,146,784	1,222,051
3.000%, 10/01/29	332,749	357,709
3.000%, 03/01/30	710,396	763,730
3.000%, 04/01/30	567,845	609,502
3.000%, 05/01/30	927,431	996,055
3.000%, 07/01/30	675,036	724,302
3.000%, 08/01/30	3,200,253	3,439,218
3.000%, 09/01/30	775,664	831,819
3.000%, 08/01/31	2,989,045	3,176,388

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
3.000%, 09/01/31	338,154	364,170
3.000%, 03/01/32	671,974	721,574
3.500%, 08/01/28	312,854	335,414
3.500%, 10/01/28	1,938,046	2,111,493
3.500%, 11/01/28	2,100,656	2,280,810
3.500%, 02/01/29	2,468,949	2,670,349
3.500%, 04/01/29	674,145	728,372
3.500%, 05/01/29	2,062,839	2,222,393
3.500%, 06/01/29	1,420,232	1,547,412
3.500%, 07/01/29	780,798	851,558
3.500%, 09/01/29	134,656	146,833
3.500%, 08/01/30	612,961	669,906
3.500%, 11/01/32	165,393	181,798
3.500%, 01/01/33	108,643	119,408
4.000%, 10/01/33	7,381,856	7,947,445
4.500%, 02/01/25	154,862	164,877
4.500%, 04/01/25	34,060	36,207
4.500%, 07/01/25	107,898	114,108
4.500%, 06/01/26	778,457	825,682
Fannie Mae 20 Yr. Pool
3.000%, 10/01/36	81,119	87,419
3.000%, 11/01/36	855,932	931,217
3.000%, 12/01/36	1,251,587	1,358,514
Fannie Mae 30 Yr. Pool
2.500%, 10/01/50	7,626,690	8,157,350
2.500%, 12/01/50	10,223,553	10,868,226
2.500%, 11/01/50	16,724,423	17,826,521
3.000%, 06/01/38	2,470,188	2,602,779
3.000%, 03/01/43	7,006,209	7,452,986
3.000%, 04/01/43	4,329,731	4,613,306
3.000%, 05/01/43	2,079,366	2,213,965
3.000%, 06/01/43	72,939	79,758
3.000%, 12/01/43	7,858,008	8,554,019
3.000%, 06/01/44	10,858,799	11,782,621
3.000%, 06/01/46	46,056	49,763
3.000%, 07/01/46	9,806,811	10,627,693
3.000%, 08/01/46	55,251	60,337
3.000%, 11/01/46	2,360,171	2,555,496
3.000%, 02/01/47	1,466,533	1,591,284
3.000%, 03/01/47	2,344,170	2,538,121
3.000%, 03/01/50	877,059	950,546
3.000%, 08/01/50	25,847,944	27,706,704
3.000%, 09/01/50	19,640,028	20,629,021
3.500%, 01/01/42	388,296	422,111
3.500%, 04/01/42	257,486	279,806
3.500%, 05/01/42	26,491	28,509
3.500%, 06/01/42	80,493	87,041
3.500%, 07/01/42	85,034	92,472
3.500%, 09/01/44	24,994	27,692
3.500%, 02/01/45	2,901,119	3,151,041
3.500%, 06/01/45	3,224,049	3,556,183
3.500%, 10/01/45	8,782,771	9,615,981
3.500%, 03/01/46	4,971,763	5,382,345
3.500%, 09/01/46	1,448,183	1,549,427
3.500%, 05/01/47	1,299,155	1,418,105
3.500%, 01/01/48	7,967,495	8,713,504

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 04/01/48	1,428,221	$1,575,614
3.500%, 06/01/48	1,865,235	2,034,361
3.500%, 06/01/49	3,505,089	3,861,058
3.500%, 08/01/49	9,105,331	10,089,239
3.500%, 03/01/50	2,582,768	2,807,408
3.500%, 08/01/50	627,768	684,866
4.000%, 08/01/33	579,849	623,981
4.000%, 01/01/42	747,802	824,180
4.000%, 02/01/42	1,364,354	1,503,866
4.000%, 05/01/42	381,552	420,567
4.000%, 01/01/45	10,436,308	11,446,057
4.000%, 09/01/45	6,575,503	7,408,248
4.000%, 07/01/47	2,469,886	2,690,981
4.000%, 08/01/47	638,096	699,025
4.000%, 04/01/48	9,220,814	10,300,542
4.000%, 06/01/48	2,527,396	2,742,679
4.000%, 08/01/48	2,541,550	2,806,258
4.000%, 05/01/49	274,687	298,107
4.000%, 06/01/50	2,736,122	3,003,741
4.500%, 08/01/39	754,823	837,637
4.500%, 11/01/39	350,051	393,885
4.500%, 01/01/40	27,104	30,432
4.500%, 04/01/40	53,050	59,360
4.500%, 05/01/40	126,772	140,595
4.500%, 06/01/40	122,341	135,924
4.500%, 07/01/40	289,572	323,989
4.500%, 11/01/40	497,073	558,110
4.500%, 07/01/41	123,446	136,914
4.500%, 08/01/41	27,011	29,247
4.500%, 09/01/41	413,539	457,839
4.500%, 10/01/41	122,647	137,700
4.500%, 01/01/42	108,396	121,551
4.500%, 08/01/42	639,138	720,245
4.500%, 09/01/43	812,006	910,447
4.500%, 10/01/43	949,908	1,065,972
4.500%, 11/01/43	2,249,097	2,581,675
4.500%, 12/01/43	994,720	1,116,927
4.500%, 01/01/44	969,330	1,089,572
4.500%, 06/01/44	3,659,306	4,084,877
4.500%, 07/01/45	1,146,609	1,282,069
4.500%, 09/01/45	499,988	566,170
4.500%, 11/01/45	1,754,172	1,958,735
4.500%, 12/01/45	763,692	856,410
4.500%, 07/01/46	3,020,680	3,464,338
4.500%, 09/01/46	485,725	557,401
4.500%, 09/01/47	53,328	58,539
4.500%, 10/01/47	427,988	473,526
4.500%, 11/01/47	2,701,858	2,986,517
4.500%, 12/01/47	50,939	55,716
4.500%, 01/01/48	2,512,131	2,789,462
4.500%, 02/01/48	102,658	112,273
4.500%, 03/01/48	161,563	177,872
4.500%, 04/01/48	1,065,844	1,222,111
4.500%, 05/01/48	19,240,035	21,353,030
4.500%, 07/01/48	989,307	1,077,897

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 08/01/48	2,841,848	3,159,653
4.500%, 11/01/48	1,524,359	1,688,251
4.500%, 02/01/49	15,805,282	17,972,598
4.500%, 05/01/49	9,248,370	10,636,316
5.000%, 11/01/32	2,483	2,766
5.000%, 09/01/35	136,796	157,942
5.000%, 06/01/39	5,872,351	6,758,444
5.000%, 04/01/41	22,198	25,120
5.000%, 07/01/41	216,952	249,908
5.000%, 08/01/41	163,860	186,820
5.000%, 01/01/42	48,560	53,668
5.500%, 11/01/32	715,913	831,548
5.500%, 12/01/32	113,101	131,391
5.500%, 01/01/33	384,380	445,113
5.500%, 12/01/33	147,079	170,744
5.500%, 05/01/34	1,219,988	1,422,868
5.500%, 08/01/37	1,281,779	1,497,567
5.500%, 02/01/38	220,403	259,102
5.500%, 03/01/38	136,350	160,287
5.500%, 04/01/38	101,787	113,699
5.500%, 06/01/38	235,786	270,388
5.500%, 12/01/38	87,699	97,995
5.500%, 01/01/39	186,964	219,784
5.500%, 08/01/39	118,380	134,693
5.500%, 12/01/39	274,535	317,878
5.500%, 04/01/40	45,412	52,545
5.500%, 04/01/41	160,786	183,667
6.000%, 02/01/34	143,563	171,766
6.000%, 08/01/34	107,741	129,403
6.000%, 04/01/35	1,667,698	1,953,679
6.000%, 06/01/36	233,965	281,285
6.000%, 02/01/38	327,652	387,960
6.000%, 03/01/38	115,540	137,184
6.000%, 05/01/38	359,939	426,193
6.000%, 10/01/38	418,115	497,167
6.000%, 12/01/38	123,252	145,815
6.000%, 04/01/40	1,343,820	1,593,361
6.000%, 09/01/40	134,102	157,367
6.000%, 06/01/41	312,383	371,154
6.500%, 05/01/40	1,984,819	2,381,493
Fannie Mae Pool 4.000%, 01/01/41	202,449	220,336
Fannie Mae REMICS (CMO) 5.000%, 04/25/35	17,574	18,454
Freddie Mac 15 Yr. Gold Pool
2.500%, 04/01/27	65,617	69,231
2.500%, 10/01/28	257,080	268,776
2.500%, 08/01/29	594,930	627,789
2.500%, 12/01/29	205,034	216,847
2.500%, 05/01/30	678,054	720,386
2.500%, 07/01/30	439,995	467,102
2.500%, 08/01/30	1,599,319	1,704,731
2.500%, 09/01/30	1,737,760	1,846,982
2.500%, 04/01/31	1,259,699	1,338,109
3.000%, 01/01/30	489,693	524,433

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
3.000%, 04/01/30	2,696,429	$2,895,645
3.000%, 05/01/30	466,796	501,982
3.000%, 06/01/30	18,461	19,823
3.000%, 07/01/30	1,003,216	1,075,391
3.000%, 08/01/30	293,557	315,932
Freddie Mac 20 Yr. Pool 3.000%, 09/01/37	131,337	137,664
Freddie Mac 30 Yr. Gold Pool
3.000%, 01/01/43	1,198,895	1,295,610
3.000%, 03/01/43	2,552,508	2,715,568
3.000%, 12/01/46	1,298,064	1,406,813
3.500%, 04/01/42	1,554,062	1,712,444
3.500%, 05/01/42	53,226	57,889
3.500%, 08/01/42	1,253,919	1,383,857
3.500%, 10/01/42	100,498	109,922
3.500%, 06/01/43	224,864	247,095
3.500%, 01/01/44	397,516	440,550
3.500%, 05/01/44	89,185	98,956
3.500%, 06/01/44	192,790	210,795
3.500%, 07/01/44	75,846	84,155
3.500%, 09/01/44	156,095	173,197
3.500%, 09/01/45	140,456	155,847
3.500%, 03/01/47	1,433,090	1,549,617
3.500%, 10/01/47	990,099	1,097,904
3.500%, 12/01/47	1,270,211	1,408,515
3.500%, 01/01/48	439,799	484,331
4.000%, 08/01/40	201,664	222,302
4.000%, 09/01/40	196,089	215,272
4.000%, 10/01/40	98,678	109,697
4.000%, 11/01/40	414,999	461,028
4.000%, 04/01/41	10,471	11,489
4.000%, 10/01/41	366,963	406,935
4.000%, 09/01/43	330,903	371,600
4.000%, 04/01/44	739,615	821,983
4.000%, 07/01/44	229,637	252,727
4.000%, 02/01/45	198,234	217,637
4.000%, 09/01/45	897,433	984,037
4.000%, 12/01/45	7,246,011	7,927,300
4.500%, 02/01/39	719,829	808,041
4.500%, 08/01/39	616,048	691,885
4.500%, 12/01/39	152,745	169,141
4.500%, 07/01/40	50,406	56,611
4.500%, 05/01/41	882,536	983,290
4.500%, 05/01/42	905,913	1,016,602
4.500%, 10/01/43	310,653	342,111
4.500%, 12/01/43	1,080,153	1,217,101
4.500%, 04/01/47	1,884,188	2,077,579
4.500%, 05/01/47	711,728	791,180
4.500%, 07/01/47	1,737,396	1,930,468
4.500%, 07/01/48	2,627,807	2,917,352
4.500%, 08/01/48	6,407,319	7,115,080
4.500%, 02/01/49	2,578,298	2,828,627
4.500%, 04/01/49	1,373,135	1,508,738
5.000%, 10/01/41	391,727	454,915
5.000%, 11/01/41	3,274,895	3,779,358

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 02/01/35	99,690	116,590
5.500%, 09/01/39	111,423	128,985
5.500%, 01/01/40	87,293	97,641
5.500%, 07/01/40	12,024	13,419
5.500%, 06/01/41	1,472,874	1,731,622
Freddie Mac 30 Yr. Pool
3.000%, 08/01/50	3,980,221	4,314,632
Freddie Mac Gold Pool
3.000%, 09/01/27	345,187	362,440
3.000%, 07/01/28	174,670	183,399
Freddie Mac Multifamily Structured Pass-Through Certificates
0.884%, 11/25/30 (c) (f)	2,130,000	158,584
3.444%, 12/25/27	210,000	244,022
3.590%, 01/25/25 (c)	291,000	322,695
3.683%, 10/25/25 (c)	453,000	494,171
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
3.077%, SOFR + 3.000%, 12/25/50 (144A) (c)	610,000	609,998
4.082%, SOFR + 4.000%, 11/25/50 (144A) (c)	410,000	417,156
4.598%, 1M LIBOR + 4.450%, 03/25/30 (c)	682,210	700,918
FREMF Mortgage Trust 4.229%, 08/25/50 (144A) (c)	440,000	504,285
FRESB Mortgage Trust
3.467%, 06/25/28 (c)	627,133	670,085
3.650%, 06/25/28 (c)	377,170	415,120
Ginnie Mae I 30 Yr. Pool
3.000%, 02/15/45	834,414	875,973
3.500%, 01/15/42	223,153	237,728
3.500%, 02/15/42	111,445	119,410
3.500%, 04/15/42	215,881	234,867
3.500%, 05/15/42	286,006	318,633
3.500%, 08/15/42	331,409	366,173
3.500%, 11/15/42	203,714	220,158
3.500%, 12/15/42	763,600	846,986
3.500%, 01/15/43	339,243	367,066
3.500%, 02/15/43	565,045	620,127
3.500%, 03/15/43	327,436	353,231
3.500%, 04/15/43	1,383,587	1,517,562
3.500%, 05/15/43	1,700,729	1,867,103
3.500%, 06/15/43	481,675	536,181
3.500%, 07/15/43	1,552,211	1,729,249
4.000%, 03/15/41	446,907	482,933
4.000%, 12/15/41	24,006	25,449
4.500%, 02/15/42	6,029,992	6,738,952
4.500%, 03/15/47	109,378	123,343
4.500%, 04/15/47	320,459	362,819
4.500%, 05/15/47	99,176	112,610
5.000%, 12/15/38	185,614	212,676
5.000%, 07/15/39	383,922	439,936
5.000%, 10/15/39	214,551	243,753
5.000%, 09/15/40	13,901	15,759
5.000%, 12/15/40	578,220	662,578
5.500%, 04/15/33	17,016	19,677
6.500%, 04/15/33	40,059	44,490
8.500%, 05/15/22	186	187

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
2.000%, TBA (g)	10,519,000	$10,986,836
2.500%, TBA (g)	33,606,000	35,568,554
3.000%, 12/20/44	84,908	90,505
3.000%, 04/20/45	1,653,595	1,763,827
3.000%, 06/20/45	4,443,531	4,757,124
3.000%, 07/20/45	47,803	50,952
3.000%, 08/20/45	48,746	51,894
3.000%, 10/20/45	570,887	607,712
3.000%, 12/20/45	49,644	52,848
3.000%, 05/20/46	69,871	74,442
3.000%, 06/20/46	1,593,107	1,697,518
3.000%, 07/20/46	3,315,337	3,532,222
3.000%, 09/20/46	6,176,926	6,581,992
3.000%, 10/20/46	243,177	259,129
3.000%, 11/20/46	158,748	169,159
3.000%, 12/20/46	604,008	643,629
3.000%, 11/20/47	1,221,755	1,295,554
3.000%, 07/20/50	18,373,909	19,279,246
3.000%, 08/20/50	6,462,148	6,793,542
3.000%, 09/20/50	4,121,676	4,336,929
3.000%, TBA (g)	16,532,500	17,292,359
3.500%, 04/20/43	1,328,184	1,446,115
3.500%, 05/20/43	716,370	782,459
3.500%, 07/20/43	56,215	61,221
3.500%, 02/20/44	1,520,032	1,655,330
3.500%, 03/20/45	61,872	66,791
3.500%, 04/20/45	94,682	101,656
3.500%, 05/20/45	391,257	422,488
3.500%, 07/20/45	70,261	75,640
3.500%, 08/20/45	92,219	99,278
3.500%, 10/20/45	179,111	194,885
3.500%, 11/20/45	64,709	69,662
3.500%, 12/20/45	977,007	1,051,852
3.500%, 01/20/46	199,531	214,804
3.500%, 05/20/46	863,468	934,771
3.500%, 09/20/46	325,597	350,926
3.500%, 10/20/46	1,405,870	1,555,710
3.500%, 05/20/47	11,266,997	12,079,500
3.500%, 11/20/47	6,516,272	6,978,798
3.500%, 03/20/48	91,308	97,519
3.500%, 04/20/48	36,243	38,768
3.500%, TBA (g)	19,304,496	20,458,391
4.000%, 04/20/39	30,208	33,323
4.000%, 07/20/39	214,058	236,717
4.000%, 09/20/40	55,192	61,050
4.000%, 10/20/40	628,623	695,323
4.000%, 11/20/40	351,844	389,140
4.000%, 12/20/40	1,331,001	1,471,926
4.000%, 01/20/41	1,182,705	1,305,221
4.000%, 02/20/41	20,694	22,889
4.000%, 07/20/43	118,648	131,451
4.000%, 08/20/44	465,939	513,035
4.000%, 10/20/46	93,927	102,360
4.000%, 05/20/47	454,443	489,027
4.000%, 06/20/47	1,154,267	1,245,667

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 11/20/47	1,380,216	1,490,400
4.000%, 12/20/47	676,127	729,266
4.000%, 05/20/50	1,637,747	1,746,514
4.000%, TBA (g)	16,297,500	17,375,022
4.500%, 12/20/39	48,455	53,953
4.500%, 01/20/40	59,091	65,803
4.500%, 02/20/40	46,665	51,949
4.500%, 05/20/40	3,068	3,418
4.500%, 09/20/48	606,914	662,153
4.500%, 03/20/49	3,503,866	3,791,211
4.500%, 04/20/49	750,962	811,993
4.500%, 05/20/49	2,946,201	3,191,158
4.500%, 04/20/50	88,342	94,923
5.000%, 10/20/33	541,167	616,251
5.000%, 10/20/39	168,503	192,573
5.000%, 07/20/42	231,768	265,945
5.000%, TBA (g)	5,289,000	5,773,704
Government National Mortgage Association
0.272%, 06/16/53 (c) (f)	788,093	5,597
0.601%, 02/16/50 (c) (f)	1,401,529	45,867
0.605%, 03/16/55 (c) (f)	2,225,498	69,245
0.710%, 11/16/53 (c) (f)	984,798	22,211
0.765%, 09/16/55 (c) (f)	1,637,009	66,538
0.766%, 09/16/51 (c) (f)	10,829,721	325,383
0.827%, 08/15/58 (c) (f)	2,774,974	157,439
0.855%, 09/16/56 (c) (f)	1,027,130	56,492
0.878%, 02/16/58 (c) (f)	4,274,087	211,625
0.883%, 09/16/58 (c) (f)	667,058	40,303
0.942%, 12/16/57 (c) (f)	2,538,707	145,148
0.945%, 05/16/58 (c) (f)	1,793,314	102,858
2.000%, 03/16/35	178,164	180,647
2.250%, 12/16/38	279,463	289,116
Uniform Mortgage-Backed Securities 15 Yr. Pool
2.000%, TBA (g)	29,677,000	31,021,952
3.000%, TBA (g)	1,222,000	1,282,329
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (g)	88,890,000	92,232,102
3.500%, TBA (g)	47,249,006	49,990,874
4.000%, TBA (g)	36,978,000	39,522,832

		941,555,225

U.S. Treasury—9.6%
U.S. Treasury Bonds
1.125%, 05/15/40	2,620,000	2,483,269
1.125%, 08/15/40	2,620,000	2,476,309
1.375%, 11/15/40	2,620,000	2,586,022
2.250%, 08/15/49	5,248,000	5,993,380
2.500%, 02/15/45	5,142,000	6,120,587
2.750%, 11/15/47	5,142,000	6,440,154
2.875%, 05/15/43	3,865,000	4,877,751
2.875%, 11/15/46	3,706,000	4,725,729
3.000%, 02/15/48	8,848,000	11,592,608
3.125%, 02/15/43	3,865,000	5,060,885
3.625%, 08/15/43	3,865,000	5,449,348

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.750%, 11/15/43	3,865,000	$5,553,824
4.250%, 05/15/39	1,010,000	1,496,930
4.375%, 11/15/39	1,010,000	1,525,376
4.500%, 08/15/39	1,010,000	1,543,327
U.S. Treasury Inflation Indexed Bond 0.250%, 02/15/50 (h) (i)	22,331,007	26,577,857
U.S. Treasury Notes
0.250%, 04/15/23	9,361,000	9,383,305
0.375%, 04/30/25	13,590,000	13,637,246
0.500%, 03/15/23	9,361,000	9,436,327
0.500%, 05/31/27	5,076,000	5,056,172
1.125%, 07/31/21	16,708,000	16,805,899
1.500%, 01/31/22	14,845,000	15,065,355
1.500%, 10/31/24	13,590,000	14,241,365
1.500%, 08/15/26	10,766,000	11,396,820
1.500%, 02/15/30	1,811,000	1,914,779
1.625%, 11/30/26	5,076,000	5,413,475
1.625%, 08/15/29	2,246,000	2,401,290
1.750%, 07/31/21	9,024,000	9,109,305
1.750%, 04/30/22	14,119,000	14,425,647
1.750%, 07/15/22	9,361,000	9,594,659
1.750%, 07/31/24	14,357,000	15,141,588
1.750%, 12/31/24	13,590,000	14,394,252
2.000%, 02/15/25	9,276,000	9,930,030
2.125%, 12/31/22	7,432,000	7,727,248
2.125%, 07/31/24	7,432,000	7,938,886
2.125%, 05/15/25	8,178,000	8,825,212
2.250%, 08/15/27	12,508,000	13,863,848
2.375%, 05/15/29	1,811,000	2,045,581
2.625%, 02/15/29	1,811,000	2,077,910
2.750%, 05/31/23	7,432,000	7,897,081
2.875%, 08/15/28	2,236,000	2,596,118
3.125%, 11/15/28	2,236,000	2,646,079

		327,468,833

Total U.S. Treasury & Government Agencies (Cost $1,234,868,953)		1,269,024,058

Asset-Backed Securities—11.1%

Asset-Backed - Home Equity—0.6%
ACE Securities Corp. Home Equity Loan Trust
Zero Coupon, 08/15/30	614,343	501,722
0.408%, 1M LIBOR + 0.260%, 05/25/37 (c)	1,101,063	271,904
Bayview Financial Revolving Asset Trust
1.147%, 1M LIBOR + 1.000%, 12/28/40 (144A) (c)	324,141	297,977
1.148%, 1M LIBOR + 1.000%, 05/28/39 (144A) (c)	5,346,009	4,613,185
Bear Stearns Asset-Backed Securities Trust
0.498%, 1M LIBOR + 0.350%, 04/25/37 (c)	2,509,533	2,302,298
1.873%, 1M LIBOR + 1.725%, 08/25/34 (c)	63,889	63,936
Citigroup Mortgage Loan Trust
0.348%, 1M LIBOR + 0.200%, 05/25/37 (c)	2,219,373	1,757,221
0.418%, 1M LIBOR + 0.270%, 05/25/37 (c)	1,008,136	804,974

Asset-Backed - Home Equity—(Continued)
Countrywide Home Equity Loan Trust 6.155%, 06/25/35	199,372	232,388
Home Equity Mortgage Loan Asset-Backed Trust 2.173%, 1M LIBOR + 2.025%, 07/25/34 (c)	215,463	215,893
Home Equity Mortgage Trust 5.867%, 07/25/36 (j)	602,769	140,592
Home Loan Mortgage Loan Trust 0.879%, 1M LIBOR + 0.720%, 04/15/36 (c)	647,291	611,785
Irwin Home Equity Loan Trust 6.530%, 09/25/37 (144A) (j)	114,383	114,320
MASTR Asset-Backed Securities Trust
0.428%, 1M LIBOR + 0.280%, 05/25/37 (c)	621,846	483,630
0.668%, 1M LIBOR + 0.520%, 06/25/36 (144A) (c)	477,097	439,275
Option One Mortgage Loan Trust
0.358%, 1M LIBOR + 0.210%, 03/25/37 (c)	930,000	709,096
5.820%, 03/25/37 (j)	1,162,839	1,199,689
5.866%, 01/25/37 (j)	3,264,751	3,218,432
Security National Mortgage Loan Trust 0.498%, 1M LIBOR + 0.350%, 04/25/37 (144A) (c)	109,713	109,539
Yale Mortgage Loan Trust 0.548%, 1M LIBOR + 0.400%, 06/25/37 (144A) (c)	828,068	342,813

		18,430,669

Asset-Backed - Manufactured Housing—0.4%
Bank of America Manufactured Housing Contract Trust
7.070%, 02/10/22 (c)	470,000	258,346
7.456%, 12/10/25 (c)	4,000,000	1,782,334
BCMSC Trust
7.575%, 06/15/30 (c)	1,270,292	362,506
7.830%, 06/15/30 (c)	1,178,847	347,735
8.290%, 06/15/30 (c)	850,435	265,598
Cascade MH Asset Trust 4.000%, 11/25/44 (144A) (c)	2,395,437	2,527,128
Conseco Finance Corp.
6.280%, 09/01/30	252,782	265,501
6.830%, 04/01/30 (c)	137,822	134,070
6.980%, 09/01/30 (c)	974,161	908,461
7.500%, 03/01/30 (c)	416,806	238,474
7.860%, 03/01/30 (c)	389,204	231,353
Conseco Finance Securitizations Corp.
7.960%, 05/01/31	920,671	445,676
8.060%, 09/01/29 (c)	649,819	222,869
8.200%, 05/01/31	1,682,315	838,696
Credit Suisse First Boston Mortgage Securities Corp. 8.100%, 09/25/31 (c)	720,000	748,731
Credit-Based Asset Servicing & Securitization LLC 6.250%, 10/25/36 (144A) (j)	344,000	358,442
Greenpoint Manufactured Housing
8.290%, 12/15/29 (c)	440,000	459,683
9.230%, 12/15/29 (c)	411,910	353,305
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (c)	1,737,511	1,850,408
Oakwood Mortgage Investors, Inc.
6.930%, 09/15/31 (c)	211,791	170,737
7.620%, 06/15/32 (c)	817,477	690,666

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Manufactured Housing—(Continued)
Origen Manufactured Housing Contract Trust
1.359%, 1M LIBOR + 1.200%, 10/15/37 (144A) (c)	549,261	$517,447
7.820%, 03/15/32 (c)	284,834	279,998

		14,258,164

Asset-Backed - Other—9.8%
510 Loan Acquisition Trust 5.107%, 09/25/60 (144A) (j) (k) (l)	1,160,000	1,159,986
ACIS CLO, Ltd. 1.634%, 3M LIBOR + 1.420%, 05/01/26 (144A) (c)	35,912	35,870
AIMCO CLO 1.537%, 3M LIBOR + 1.300%, 01/15/28 (144A) (c)	250,000	247,107
Ajax Mortgage Loan Trust
Zero Coupon, 02/26/57 (144A)	759,330	214,577
Zero Coupon, 06/25/57 (144A)	1,451,031	1,432,697
Zero Coupon, 08/25/57 (144A)	1,108,811	1,078,189
Zero Coupon, 12/25/57 (144A) (c)	1,620,911	1,264,311
Zero Coupon, 04/25/58 (144A)	777,952	410,429
Zero Coupon, 06/25/58 (144A) (c)	576,643	462,425
Zero Coupon, 08/25/58 (144A) (c)	814,850	521,504
Zero Coupon, 11/25/58 (144A)	1,558,768	1,080,039
Zero Coupon, 09/25/59 (144A)	2,394,385	1,679,473
Zero Coupon, 11/25/59 (144A)	990,929	849,595
Zero Coupon, 12/25/59 (144A)	1,759,709	1,102,810
2.250%, 06/25/60 (144A) (j)	4,820,862	4,792,032
2.375%, 12/25/59 (144A) (j)	5,077,389	5,067,757
3.000%, 09/25/59 (144A) (j)	7,517,008	7,511,472
3.000%, 11/25/59 (144A) (j)	2,527,777	2,519,313
3.500%, 12/25/59 (144A) (j)	732,499	730,106
3.750%, 08/25/57 (144A) (c)	2,854,389	2,901,488
3.750%, 12/25/57 (144A)	2,640,510	2,668,605
3.750%, 08/25/58 (144A) (c)	2,823,009	2,817,936
3.850%, 04/25/58 (144A)	2,543,953	2,539,112
3.950%, 10/25/58 (144A) (c)	1,480,244	1,484,273
4.250%, 09/25/59 (144A) (j)	432,000	378,083
4.250%, 11/25/59 (144A) (j)	400,000	350,077
4.375%, 06/25/57 (144A) (c)	3,070,620	3,070,279
4.375%, 06/25/58 (144A) (c)	1,212,499	1,225,675
4.375%, 11/25/58 (144A) (c)	3,843,169	3,841,446
4.875%, 09/25/59 (144A) (j)	570,000	509,959
5.250%, 06/25/57 (144A) (c)	567,000	545,215
5.250%, 08/25/57 (144A) (c)	440,000	406,534
5.250%, 06/25/58 (144A) (c)	230,000	221,633
5.250%, 11/25/58 (144A) (c)	667,953	643,654
Allegro CLO, Ltd.
1.289%, 3M LIBOR + 1.080%, 10/21/28 (144A) (c)	1,370,000	1,368,948
1.387%, 3M LIBOR + 1.150%, 01/15/30 (144A) (c)	1,533,149	1,528,423
1.470%, 3M LIBOR + 1.240%, 10/16/30 (144A) (c)	400,000	400,001
1.937%, 3M LIBOR + 1.700%, 01/15/30 (144A) (c)	600,000	597,290
ALM, Ltd.
1.687%, 3M LIBOR + 1.450%, 04/16/29 (144A) (c)	650,000	649,054
1.737%, 3M LIBOR + 1.500%, 07/15/27 (144A) (c)	1,810,000	1,806,020
2.087%, 3M LIBOR + 1.850%, 10/15/29 (144A) (c)	1,220,000	1,221,516
2.137%, 3M LIBOR + 1.900%, 07/15/27 (144A) (c)	720,000	716,936

Asset-Backed - Other—(Continued)
AMMC CLO, Ltd.
1.406%, 3M LIBOR + 1.200%, 11/10/30 (144A) (c)	500,000	498,565
1.829%, 3M LIBOR + 1.600%, 04/14/29 (144A) (c)	250,000	249,999
Anchorage Capital CLO, Ltd.
1.312%, 3M LIBOR + 1.090%, 01/28/31 (144A) (c)	830,000	828,471
1.471%, 3M LIBOR + 1.250%, 10/13/30 (144A) (c)	835,000	833,955
1.507%, 3M LIBOR + 1.270%, 07/15/30 (144A) (c)	710,000	710,034
1.687%, 3M LIBOR + 1.450%, 01/15/30 (144A) (c)	2,410,000	2,399,326
1.722%, 3M LIBOR + 1.500%, 01/28/31 (144A) (c)	1,270,000	1,266,982
1.822%, 3M LIBOR + 1.600%, 07/28/28 (144A) (c)	1,050,000	1,052,628
1.972%, 3M LIBOR + 1.750%, 01/28/31 (144A) (c)	1,480,000	1,480,114
2.072%, 3M LIBOR + 1.850%, 01/28/31 (144A) (c)	1,740,000	1,666,869
2.087%, 3M LIBOR + 1.850%, 01/15/30 (144A) (c)	1,010,000	981,402
2.371%, 3M LIBOR + 2.150%, 10/13/30 (144A) (c)	590,000	583,714
3.722%, 3M LIBOR + 3.500%, 01/28/31 (144A) (c)	250,000	244,997
Apidos CLO 2.137%, 3M LIBOR + 1.900%, 04/15/31 (144A) (c)	580,000	579,303
Arbor Realty Collateralized Loan Obligation, Ltd. 1.149%, 1M LIBOR + 0.990%, 12/15/27 (144A) (c)	1,198,894	1,194,822
Arbour CLO DAC 2.900%, 3M EURIBOR + 2.900%, 07/15/33 (144A) (EUR) (c)	250,000	306,803
Ares CLO, Ltd. 1.407%, 3M LIBOR + 1.170%, 10/15/30 (144A) (c)	390,000	389,870
Atrium 1.866%, 3M LIBOR + 1.650%, 04/22/27 (144A) (c)	1,119,000	1,092,146
Avery Point CLO, Ltd.
1.198%, 3M LIBOR + 0.980%, 07/17/26 (144A) (c)	354,908	354,238
1.315%, 3M LIBOR + 1.100%, 04/25/26 (144A) (c)	862,235	861,204
1.377%, 3M LIBOR + 1.140%, 01/15/28 (144A) (c)	1,740,000	1,738,171
Babson CLO, Ltd.
1.408%, 3M LIBOR + 1.190%, 10/20/30 (144A) (c)	870,000	868,624
1.618%, 3M LIBOR + 1.400%, 01/20/31 (144A) (c)	250,000	245,043
Battalion CLO 18, Ltd.
2.535%, 3M LIBOR + 2.300%, 10/15/32 (144A) (c)	298,000	298,729
4.235%, 3M LIBOR + 4.000%, 10/15/32 (144A) (c)	258,000	257,937
Battalion CLO, Ltd.
1.288%, 3M LIBOR + 1.070%, 07/18/30 (144A) (c)	1,285,000	1,281,857
1.465%, 3M LIBOR + 1.250%, 01/24/29 (144A) (c)	5,660,000	5,660,221
1.768%, 3M LIBOR + 1.550%, 07/18/30 (144A) (c)	642,000	639,784
BDS, Ltd. 1.553%, 1M LIBOR + 1.400%, 12/15/35 (144A) (c)	1,270,000	1,266,100
Benefit Street Partners CLO, Ltd.
0.998%, 3M LIBOR + 0.780%, 07/18/27 (144A) (c)	371,616	370,868
1.308%, 3M LIBOR + 1.090%, 04/20/31 (144A) (c)	1,030,000	1,022,803
1.318%, 3M LIBOR + 1.100%, 01/20/31 (144A) (c)	2,000,000	1,992,054
1.458%, 3M LIBOR + 1.240%, 10/18/29 (144A) (c)	3,800,000	3,798,906
BlueMountain CLO, Ltd.
1.396%, 3M LIBOR + 1.180%, 10/22/30 (144A) (c)	750,025	749,212
1.448%, 3M LIBOR + 1.230%, 01/20/29 (144A) (c)	1,536,665	1,534,728
Bowman Park CLO, Ltd. 1.393%, 3M LIBOR + 1.180%, 11/23/25 (144A) (c)	87,233	87,268
C-BASS Trust 0.308%, 1M LIBOR + 0.160%, 10/25/36 (c)	230,402	192,312

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
California Street CLO XII, Ltd. 1.267%, 3M LIBOR + 1.030%, 10/15/25 (144A) (c)	2,988,269	$2,988,361
Carlyle Global Market Strategies CLO, Ltd.
1.108%, 3M LIBOR + 0.890%, 01/18/29 (144A) (c)	509,332	505,450
1.188%, 3M LIBOR + 0.970%, 04/17/31 (144A) (c)	967,060	960,907
1.267%, 3M LIBOR + 1.050%, 07/27/31 (144A) (c)	4,066,514	4,055,136
1.822%, 3M LIBOR + 1.600%, 07/28/28 (144A) (c)	640,000	637,014
Carlyle U.S. CLO, Ltd. 1.417%, 3M LIBOR + 1.180%, 01/15/30 (144A) (c)	1,550,000	1,544,274
Carrington Mortgage Loan Trust 0.308%, 1M LIBOR + 0.160%, 10/25/36 (c)	311,833	298,406
CarVal CLO, Ltd. 3.918%, 3M LIBOR + 3.700%, 07/20/32 (144A) (c)	250,000	250,034
CBAM, Ltd.
1.468%, 3M LIBOR + 1.250%, 07/20/30 (144A) (c)	2,000,000	2,000,128
1.968%, 3M LIBOR + 1.750%, 10/17/29 (144A) (c)	1,020,000	1,017,586
CDO Repack SPC, Ltd. Zero Coupon, 05/20/30 (144A)	360,630	373,976
Cedar Funding CLO, Ltd.
1.198%, 3M LIBOR + 0.980%, 04/20/31 (144A) (c)	380,000	378,589
1.308%, 3M LIBOR + 1.090%, 10/20/28 (144A) (c)	3,680,000	3,664,938
1.318%, 3M LIBOR + 1.100%, 07/17/31 (144A) (c)	770,000	767,608
1.460%, 3M LIBOR + 1.230%, 06/09/30 (144A) (c)	434,000	433,441
1.468%, 3M LIBOR + 1.250%, 10/17/30 (144A) (c)	5,150,000	5,144,896
Cent CLO, Ltd. 1.307%, 3M LIBOR + 1.070%, 10/15/26 (144A) (c)	1,047,538	1,046,198
Chase Funding Trust 6.333%, 04/25/32 (j)	161,350	164,693
CIFC Funding, Ltd.
1.218%, 3M LIBOR + 1.000%, 04/18/31 (144A) (c)	589,000	582,836
1.219%, 3M LIBOR + 1.010%, 04/23/29 (144A) (c)	1,170,000	1,166,035
1.368%, 3M LIBOR + 1.150%, 10/20/27 (144A) (c)	250,000	250,017
1.980%, 3M LIBOR + 1.750%, 07/16/30 (144A) (c)	250,000	250,043
2.237%, 3M LIBOR + 2.000%, 04/15/30 (144A) (c)	571,000	566,966
Countrywide Asset-Backed Certificates
0.308%, 1M LIBOR + 0.160%, 12/25/35 (c)	985,983	978,523
0.308%, 1M LIBOR + 0.160%, 09/25/46 (c)	72,943	71,463
0.368%, 1M LIBOR + 0.220%, 12/25/25 (c)	32,587	44,835
0.408%, 1M LIBOR + 0.260%, 12/25/36 (c)	366,211	344,576
0.468%, 1M LIBOR + 0.320%, 10/25/36 (c)	676,768	641,590
4.612%, 04/25/36 (c)	1,067,796	1,066,560
Countrywide Revolving Home Equity Loan Resecuritization Trust 0.459%, 1M LIBOR + 0.300%, 12/15/33 (144A) (c)	356,772	324,134
Countrywide Revolving Home Equity Loan Trust
0.309%, 1M LIBOR + 0.150%, 11/15/36 (c)	476,440	401,339
0.339%, 1M LIBOR + 0.180%, 05/15/35 (c)	185,933	181,490
Credit-Based Asset Servicing & Securitization LLC 3.177%, 12/25/36 (j)	174,384	173,757
Dorchester Park CLO DAC 1.668%, 3M LIBOR + 1.450%, 04/20/28 (144A) (c)	934,000	932,002
Dryden CLO, Ltd. 1.357%, 3M LIBOR + 1.120%, 01/15/31 (144A) (c)	6,020,000	5,993,741

Asset-Backed - Other—(Continued)
Dryden Senior Loan Fund
1.137%, 3M LIBOR + 0.900%, 10/15/27 (144A) (c)	1,371,507	1,365,745
1.421%, 3M LIBOR + 1.200%, 08/15/30 (144A) (c)	2,205,000	2,202,365
2.087%, 3M LIBOR + 1.850%, 10/15/27 (144A) (c)	660,000	647,837
Eaton Vance CLO, Ltd. 2.437%, 3M LIBOR + 2.200%, 10/15/30 (144A) (c)	710,000	710,383
Elm CLO, Ltd.
1.388%, 3M LIBOR + 1.170%, 01/17/29 (144A) (c)	4,180,000	4,179,218
1.968%, 3M LIBOR + 1.750%, 01/17/29 (144A) (c)	490,000	488,893
First Franklin Mortgage Loan Trust
0.288%, 1M LIBOR + 0.140%, 12/25/36 (c)	4,557,712	2,690,203
0.298%, 1M LIBOR + 0.150%, 12/25/36 (c)	2,429,427	2,236,495
0.358%, 1M LIBOR + 0.210%, 12/25/36 (c)	8,384,197	5,031,412
Flatiron CLO, Ltd. 1.127%, 3M LIBOR + 0.890%, 04/15/27 (144A) (c)	540,359	539,940
Fremont Home Loan Trust 0.428%, 1M LIBOR + 0.280%, 02/25/37 (c)	923,442	730,947
Galaxy CLO, Ltd.
1.495%, 3M LIBOR + 1.280%, 04/24/29 (144A) (c)	606,000	605,356
1.901%, 3M LIBOR + 1.680%, 11/15/26 (144A) (c)	430,000	423,741
GE-WMC Asset-Backed Pass-Through Certificates 0.648%, 1M LIBOR + 0.500%, 12/25/35 (c)	92,481	92,250
Gilbert Park CLO, Ltd. 3.187%, 3M LIBOR + 2.950%, 10/15/30 (144A) (c)	861,000	852,882
GoldentTree Loan Management U.S. CLO, Ltd. 2.868%, 3M LIBOR + 2.650%, 04/20/29 (144A) (c)	350,000	343,177
Highbridge Loan Management, Ltd. 1.225%, 3M LIBOR + 1.000%, 02/05/31 (144A) (c)	1,380,565	1,371,779
HPS Loan Management, Ltd. 1.358%, 3M LIBOR + 1.140%, 01/20/28 (144A) (c)	1,012,547	1,010,877
ICG U.S. CLO, Ltd. 1.358%, 3M LIBOR + 1.140%, 10/19/28 (144A) (c)	1,315,000	1,310,989
Invitation Homes Trust 2.153%, 1M LIBOR + 2.000%, 07/17/37 (144A) (c)	424,420	423,750
KKR CLO, Ltd. 1.468%, 3M LIBOR + 1.250%, 01/20/29 (144A) (c)	802,000	802,002
Knollwood CDO, Ltd. 3.430%, 3M LIBOR + 3.200%, 01/10/39 (144A) † (c)	997,755	100
LCM, Ltd.
1.258%, 3M LIBOR + 1.040%, 10/20/27 (144A) (c)	1,010,000	1,008,266
1.288%, 3M LIBOR + 1.070%, 01/20/31 (144A) (c)	2,590,000	2,578,754
Legacy Mortgage Asset Trust
3.375%, 02/25/59 (144A) (c)	1,793,363	1,799,539
4.000%, 12/28/54 (144A) (c)	843,727	851,512
Lehman ABS Mortgage Loan Trust 0.238%, 1M LIBOR + 0.090%, 06/25/37 (144A) (c)	175,503	133,371
Lendmark Funding Trust 2.780%, 04/20/28 (144A)	2,630,000	2,700,808
Litigation Fee Residual Funding LLC 4.000%, 10/30/27 (144A) †	992,983	992,784
LoanCore Issuer, Ltd. 1.289%, 1M LIBOR + 1.130%, 05/15/28 (144A) (c)	394,073	392,701
Loanpal Solar Loan, Ltd.
2.290%, 01/20/48 (144A)	1,290,000	1,297,534
2.750%, 07/20/47 (144A)	1,282,781	1,328,508

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Long Beach Mortgage Loan Trust
0.258%, 1M LIBOR + 0.110%, 10/25/36 (c)	508,470	$223,892
0.298%, 1M LIBOR + 0.150%, 06/25/36 (c)	559,726	340,738
0.308%, 1M LIBOR + 0.160%, 08/25/36 (c)	624,062	335,378
Madison Park Funding, Ltd.
1.413%, 3M LIBOR + 1.200%, 07/29/30 (144A) (c)	2,030,000	2,030,108
1.136%, 3M LIBOR + 0.920%, 01/22/28 (144A) (c)	1,094,000	1,090,136
1.168%, 3M LIBOR + 0.950%, 04/19/30 (144A) (c)	1,330,000	1,324,417
1.399%, 3M LIBOR + 1.190%, 10/21/30 (144A) (c)	5,000,000	4,992,165
1.438%, 3M LIBOR + 1.220%, 01/20/29 (144A) (c)	2,260,000	2,257,378
1.959%, 3M LIBOR + 1.750%, 07/21/30 (144A) (c)	350,000	350,421
Marble Point CLO, Ltd. 1.452%, 3M LIBOR + 1.180%, 12/18/30 (144A) (c)	580,000	574,614
Mariner CLO LLC
1.709%, 3M LIBOR + 1.500%, 07/23/29 (144A) (c)	272,000	270,903
1.718%, 3M LIBOR + 1.500%, 04/20/29 (144A) (c)	1,412,000	1,401,451
2.259%, 3M LIBOR + 2.050%, 07/23/29 (144A) (c)	1,015,000	989,891
Mariner Finance Issuance Trust
2.960%, 07/20/32 (144A)	3,470,000	3,547,285
3.510%, 07/20/32 (144A)	560,000	573,850
4.010%, 07/20/32 (144A)	490,000	495,994
MCM Capital LLC Zero Coupon, 05/28/58 (144A)	1,488,162	767,127
Merrill Lynch First Franklin Mortgage Loan Trust 0.388%, 1M LIBOR + 0.240%, 05/25/37 (c)	9,485,165	7,113,142
Mill City Solar Loan, Ltd. 3.690%, 07/20/43 (144A)	1,540,915	1,622,928
Mosaic Solar Loan Trust
2.100%, 04/20/46 (144A)	267,823	273,355
2.880%, 09/20/40 (144A)	188,173	200,467
3.100%, 04/20/46 (144A)	401,734	419,845
Mountain Hawk II CLO, Ltd. 1.818%, 3M LIBOR + 1.600%, 07/20/24 (144A) (c)	306,994	306,797
MP CLO, Ltd. 1.468%, 3M LIBOR + 1.250%, 10/20/30 (144A) (c)	1,010,000	1,006,319
Neuberger Berman Loan Advisers CLO, Ltd. 1.388%, 3M LIBOR + 1.170%, 10/18/30 (144A) (c)	1,770,000	1,767,228
Nomura Asset Acceptance Corp. Alternative Loan Trust 0.548%, 1M LIBOR + 0.400%, 10/25/36 (144A) (c)	223,199	218,682
OCP CLO, Ltd.
1.035%, 3M LIBOR + 0.820%, 10/26/27 (144A) (c)	157,747	156,979
1.295%, 3M LIBOR + 1.080%, 04/26/31 (144A) (c)	160,000	159,392
1.338%, 3M LIBOR + 1.120%, 10/18/28 (144A) (c)	2,916,000	2,910,075
1.497%, 3M LIBOR + 1.260%, 07/15/30 (144A) (c)	3,270,000	3,267,495
2.115%, 3M LIBOR + 1.900%, 04/24/29 (144A) (c)	911,000	891,595
2.174%, 3M LIBOR + 1.950%, 11/20/30 (144A) (c)	250,000	246,571
Octagon Investment Partners, Ltd.
1.190%, 3M LIBOR + 0.960%, 04/16/31 (144A) (c)	2,210,000	2,192,044
1.215%, 3M LIBOR + 1.000%, 01/25/31 (144A) (c)	3,420,000	3,397,975
1.238%, 3M LIBOR + 1.020%, 07/17/30 (144A) (c)	3,370,000	3,348,951
OHA Credit Funding 3, Ltd. 2.018%, 3M LIBOR + 1.800%, 07/20/32 (144A) (c)	343,000	343,815
OHA Loan Funding, Ltd. 1.253%, 3M LIBOR + 1.040%, 05/23/31 (144A) (c)	5,670,000	5,651,045

Asset-Backed - Other—(Continued)
OneMain Financial Issuance Trust
3.140%, 10/14/36 (144A)	3,280,000	3,541,570
3.840%, 05/14/32 (144A)	2,332,000	2,459,502
OZLM Funding, Ltd. 1.466%, 3M LIBOR + 1.250%, 10/22/30 (144A) (c)	10,503,398	10,490,500
OZLM, Ltd.
1.257%, 3M LIBOR + 1.020%, 04/15/31 (144A) (c)	520,000	514,971
1.457%, 3M LIBOR + 1.220%, 11/22/30 (144A) (c)	690,000	688,679
1.937%, 3M LIBOR + 1.700%, 01/15/29 (144A) (c)	2,570,000	2,563,570
2.118%, 3M LIBOR + 1.900%, 01/20/31 (144A) (c)	320,000	310,457
Palmer Square CLO, Ltd.
Zero Coupon, 05/21/29 (144A) (c)	3,170,000	3,170,000
1.248%, 3M LIBOR + 1.030%, 04/18/31 (144A) (c)	1,040,000	1,035,109
1.330%, 3M LIBOR + 1.100%, 07/16/31 (144A) (c)	1,240,000	1,239,384
1.348%, 3M LIBOR + 1.130%, 01/17/31 (144A) (c)	1,312,000	1,311,997
1.433%, 3M LIBOR + 1.220%, 05/21/29 (144A) (c)	2,600,000	2,596,742
1.571%, 3M LIBOR + 1.350%, 08/15/26 (144A) (c)	945,000	947,731
1.863%, 3M LIBOR + 1.650%, 05/21/29 (144A) (c)	570,000	571,341
Palmer Square Loan Funding, Ltd.
1.574%, 3M LIBOR + 1.350%, 02/20/28 (144A) (c)	980,000	973,053
1.768%, 3M LIBOR + 1.550%, 04/20/28 (144A) (c)	1,120,000	1,110,450
6.115%, 3M LIBOR + 5.900%, 10/24/27 (144A) (c)	262,000	257,288
Parallel Ltd. 1.968%, 3M LIBOR + 1.750%, 07/20/27 (144A) (c)	350,000	343,521
Preston Ridge Partners Mortgage LLC 2.951%, 10/25/25 (144A) (j)	1,533,793	1,539,656
Prima Capital CRE Securitization, Ltd.
4.000%, 08/24/40 (144A)	1,740,000	1,731,133
4.000%, 08/24/49 (144A)	260,000	253,241
Progress Residential Trust
2.768%, 08/17/34 (144A)	924,010	935,142
4.778%, 03/17/35 (144A)	120,000	120,474
Race Point CLO, Ltd. 1.447%, 3M LIBOR + 1.210%, 10/15/30 (144A) (c)	1,163,830	1,162,429
Regatta VI Funding, Ltd. 1.298%, 3M LIBOR + 1.080%, 07/20/28 (144A) (c)	2,567,799	2,559,985
Regional Management Issuance Trust 3.050%, 11/15/28 (144A)	2,750,000	2,787,829
Republic Finance Issuance Trust 3.430%, 11/22/27 (144A)	3,210,000	3,259,857
Riserva CLO, Ltd. 1.358%, 3M LIBOR + 1.140%, 10/18/28 (144A) (c)	1,110,000	1,108,564
Rockford Tower CLO, Ltd.
1.267%, 3M LIBOR + 1.030%, 04/15/29 (144A) (c)	2,020,000	2,013,389
1.408%, 3M LIBOR + 1.190%, 10/20/30 (144A) (c)	3,405,000	3,404,251
1.687%, 3M LIBOR + 1.450%, 04/15/29 (144A) (c)	940,000	936,292
1.737%, 3M LIBOR + 1.500%, 10/15/29 (144A) (c)	1,531,000	1,527,740
2.154%, 3M LIBOR + 1.930%, 08/20/32 (144A) (c)	250,000	249,683
3.087%, 3M LIBOR + 2.850%, 10/15/29 (144A) (c)	939,000	926,681
Rockford Tower Europe CLO DAC 1.850%, 3M LIBOR + 1.850%, 12/20/31 (EUR) (c)	407,000	497,587
RR 11, Ltd. 2.283%, 3M LIBOR + 2.100%, 10/15/31 (144A) (c)	704,000	704,869
RR 2, Ltd. 1.837%, 3M LIBOR + 1.600%, 10/15/29 (144A) (c)	250,000	249,720

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
RR 3, Ltd. 1.327%, 3M LIBOR + 1.090%, 01/15/30 (144A) (c)	560,000	$557,234
RR 6, Ltd. 1.487%, 3M LIBOR + 1.250%, 04/15/30 (144A) (c)	2,360,000	2,360,042
RR, 5, Ltd. 1.887%, 3M LIBOR + 1.650%, 10/15/31 (144A) (c)	250,000	250,002
SG Mortgage Securities Trust 0.358%, 1M LIBOR + 0.210%, 10/25/36 (c)	570,000	436,996
Silver Creek CLO, Ltd. 1.458%, 3M LIBOR + 1.240%, 07/20/30 (144A) (c)	1,330,000	1,330,019
Sound Point CLO II, Ltd. 1.285%, 3M LIBOR + 1.070%, 01/26/31 (144A) (c)	500,000	497,970
Sound Point CLO XIV, Ltd. 1.359%, 3M LIBOR + 1.150%, 01/23/29 (144A) (c)	2,140,000	2,137,665
Sound Point CLO, Ltd. 1.637%, 3M LIBOR + 1.400%, 04/15/32 (144A) (c)	4,840,000	4,842,802
Soundview Home Loan Trust 0.943%, 1M LIBOR + 0.795%, 01/25/35 (c)	17,798	16,963
Steele Creek CLO, Ltd. 1.487%, 3M LIBOR + 1.250%, 10/15/30 (144A) (c)	670,000	669,162
Symphony CLO, Ltd.
1.359%, 3M LIBOR + 1.150%, 01/23/28 (144A) (c)	950,000	949,159
1.617%, 3M LIBOR + 1.380%, 07/15/32 (144A) (c)	840,000	840,191
TCI-Flatiron CLO,Ltd. 1.422%, 3M LIBOR + 1.200%, 11/18/30 (144A) (c)	1,080,000	1,078,929
TIAA CLO, Ltd.
1.380%, 3M LIBOR + 1.150%, 01/16/31 (144A) (c)	571,000	568,309
1.498%, 3M LIBOR + 1.280%, 04/20/29 (144A) (c)	900,000	899,163
TICP CLO, Ltd.
1.437%, 3M LIBOR + 1.200%, 01/15/29 (144A) (c)	460,000	459,431
1.937%, 3M LIBOR + 1.700%, 01/15/29 (144A) (c)	1,270,000	1,270,006
7.287%, 3M LIBOR + 7.050%, 04/15/33 (144A) (c)	250,000	246,558
Towd Point Mortgage Trust 4.500%, 11/25/58 (144A) (c)	2,110,000	2,174,392
Trestles CLO III, Ltd.
1.548%, 3M LIBOR + 1.330%, 01/20/33 (144A) (c)	1,170,000	1,170,179
2.068%, 3M LIBOR + 1.850%, 01/20/33 (144A) (c)	520,000	521,372
Tricon American Homes Trust
4.564%, 05/17/37 (144A)	260,000	276,721
4.960%, 05/17/37 (144A)	180,000	190,852
Venture CLO, Ltd. 1.288%, 3M LIBOR + 1.070%, 07/18/31 (144A) (c)	420,000	418,203
Vericrest Opportunity Loan Trust 3.967%, 02/25/49 (144A) (j)	177,779	178,179
Voya CLO, Ltd.
1.297%, 3M LIBOR + 1.060%, 04/15/31 (144A) (c)	1,989,000	1,982,462
1.367%, 3M LIBOR + 1.130%, 10/15/30 (144A) (c)	1,020,000	1,020,019
2.865%, 3M LIBOR + 2.650%, 07/25/26 (144A) (c)	360,000	359,416
Washington Mutural Asset-Backed Certificates Trust
0.303%, 1M LIBOR + 0.155%, 10/25/36 (c)	752,291	625,194
0.328%, 1M LIBOR + 0.180%, 09/25/36 (c)	2,032,051	912,586
Westcott Park CLO, Ltd. 1.428%, 3M LIBOR + 1.210%, 07/20/28 (144A) (c)	1,370,000	1,370,019
York CLO, Ltd.
1.468%, 3M LIBOR + 1.250%, 10/20/29 (144A) (c)	630,000	629,211
1.968%, 3M LIBOR + 1.750%, 10/20/29 (144A) (c)	850,000	852,221

		334,224,030

Asset-Backed - Student Loan—0.3%
Navient Private Education Refi Loan Trust
1.059%, 1M LIBOR + 0.900%, 11/15/68 (144A) (c)	480,000	480,553
2.690%, 07/15/69 (144A)	450,000	452,682
Scholar Funding Trust 0.798%, 1M LIBOR + 0.650%, 01/30/45 (144A) (c)	3,641,063	3,607,721
SLM Private Credit Student Loan Trust 0.547%, 3M LIBOR + 0.330%, 03/15/24 (c)	1,357,721	1,347,575
SLM Private Education Loan Trust 4.909%, 1M LIBOR + 4.750%, 10/15/41 (144A) (c)	3,372,000	3,676,323
SMB Private Education Loan Trust 3.500%, 12/17/40 (144A)	1,340,000	1,385,996

		10,950,850

Total Asset-Backed Securities (Cost $373,516,909)		377,863,713

Mortgage-Backed Securities—5.4%

Collateralized Mortgage Obligations—1.9%
AJAX Mortgage Loan Trust 2.250%, 09/27/60 (144A) (j)	4,996,791	4,966,349
Alternative Loan Trust
0.288%, 1M LIBOR + 0.140%, 04/25/47 (c)	635,098	577,661
0.338%, 1M LIBOR + 0.190%, 10/25/46 (c)	848,865	801,111
0.342%, 1M LIBOR + 0.190%, 03/20/47 (c)	1,378,949	1,142,174
0.352%, 1M LIBOR + 0.200%, 07/20/46 (c)	2,278,912	1,783,508
0.378%, 1M LIBOR + 0.230%, 11/25/36 (c)	527,687	489,621
0.498%, 1M LIBOR + 0.350%, 06/25/35 (c)	1,192,776	945,216
0.748%, 1M LIBOR + 0.600%, 01/25/36 (c)	471,380	436,348
2.339%, 12M MTA + 1.730%, 11/25/46 (c)	2,387,625	1,998,305
5.500%, 04/25/37	698,369	518,511
6.000%, 04/25/37	112,668	72,139
6.000%, 05/25/37	2,463,827	1,595,160
American Home Mortgage Assets Trust
1.529%, 12M MTA + 0.920%, 11/25/46 (c)	268,056	113,898
1.549%, 12M MTA + 0.940%, 10/25/46 (c)	425,443	346,423
APS Resecuritization Trust
2.748%, 1M LIBOR + 2.600%, 04/27/47 (144A) (c)	291,467	290,199
2.998%, 1M LIBOR + 2.850%, 09/27/46 (144A) (c)	1,816,124	1,811,494
Ari Investments LLC 4.480%, 01/06/25	857,059	844,203
Banc of America Alternative Loan Trust 5.500%, 10/25/35	781,023	776,218
Bear Stearns Asset-Backed Securities Trust
6.250%, 12/25/35 (j)	1,735,102	1,574,275
6.250%, 02/25/36 (j)	2,476,862	2,131,287
BFLD Trust 3.859%, 1M LIBOR + 3.700%, 10/15/35 (144A) (c)	980,000	981,294
Chase Mortgage Finance Trust 6.000%, 12/25/37	7,425,039	4,855,039
CHL Mortgage Pass-Through Trust 1.569%, 12M MTA + 0.960%, 04/25/46 (c)	3,601,962	1,509,146
Credit Suisse Mortgage Capital Certificates 6.500%, 10/27/37 (144A)	2,615,054	1,374,637
CSFB Mortgage-Backed Pass-Through Certificates 1.498%, 1M LIBOR + 1.350%, 11/25/35 (c)	434,231	79,670

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Deutsche ALT-A Securities Mortgage Loan Trust 0.318%, 1M LIBOR + 0.170%, 08/25/47 (c)	392,577	$428,283
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.646%, 1M LIBOR + 0.500%, 01/27/37 (144A) (c)	18,452	17,722
GreenPoint Mortgage Funding Trust 2.609%, 12M MTA + 2.000%, 03/25/36 (c)	164,901	159,787
GSR Mortgage Loan Trust 6.000%, 07/25/37	470,704	415,634
HarborView Mortgage Loan Trust 0.357%, 1M LIBOR + 0.205%, 12/19/36 (c)	2,777,305	2,482,749
IndyMac INDX Mortgage Loan Trust 3.176%, 09/25/37 (c)	744,530	515,379
JPMorgan Alternative Loan Trust
0.568%, 1M LIBOR + 0.420%, 03/25/37 (c)	992,000	954,714
3.512%, 05/25/37 (c)	228,638	207,066
JPMorgan Chase Commercial Mortgage Securities Corp. 4.613%, 07/05/31 (144A) (c)	265,000	274,594
JPMorgan Mortgage Trust 6.500%, 08/25/36	219,863	131,390
Legacy Mortgage Asset Trust 2.734%, 01/25/60 (144A) (j)	898,969	900,008
MASTR Resecuritization Trust 0.554%, 08/25/37 (144A) (c)	351,851	209,581
MCM Capital LLC
Zero Coupon, 10/25/28 (144A)	2,505,954	1,325,953
4.000%, 10/25/28 (144A) (j)	142,656	142,190
Merrill Lynch Mortgage Investors Trust
3.575%, 05/25/36 (c)	900,264	796,780
Morgan Stanley Capital I Trust 4.295%, 09/09/32 (144A) (c)	527,000	533,032
Mortgage Loan Resecuritization Trust 0.495%, 1M LIBOR + 0.340%, 04/16/36 (144A) (c)	3,068,679	2,741,879
New Residential Mortgage Loan Trust 4.250%, 12/25/57 (144A) (c)	436,007	469,585
New York Mortgage Trust, Inc. 2.944%, 10/25/60 (144A) (c)	3,265,572	3,283,850
Nomura Asset Acceptance Corp. Alternative Loan Trust 6.634%, 05/25/36 (j)	241,613	78,230
Preston Ridge Partners Mortgage
2.857%, 09/25/25 (144A) (j)	4,146,931	4,180,729
3.104%, 11/25/25 (144A) (j)	3,171,263	3,190,262
RFMSI Trust 4.735%, 08/25/36 (c)	1,125,063	935,040
Seasoned Credit Risk Transfer Trust
Zero Coupon, 07/25/56 (144A) (m)	806,473	107,770
0.930%, 07/25/56 (144A) (c) (f)	1,082,429	156,154
1.528%, 05/25/57 (c)	164,588	76,782
Seasoned Loans Structured Transaction Trust 4.750%, 09/25/60 (144A) (c)	2,550,000	2,657,369
Sequoia Mortgage Trust 3.225%, 07/20/37 (c)	276,356	251,044
Structured Adjustable Rate Mortgage Loan Trust
3.500%, 04/25/36 (c)	266,405	207,520
3.862%, 04/25/47 (c)	752,612	493,724
Structured Asset Mortgage Investments Trust
0.338%, 1M LIBOR + 0.190%, 06/25/36 (c)	993,524	908,960
0.568%, 1M LIBOR + 0.420%, 05/25/46 (c)	214,187	188,094
0.608%, 1M LIBOR + 0.460%, 02/25/36 (c)	1,457,276	1,291,985

Collateralized Mortgage Obligations—(Continued)
TVC Mortgage Trust 3.474%, 09/25/24 (144A)	390,000	393,779
Verus Securitization Trust 2.601%, 05/25/65 (144A) (c)	391,000	392,338
Voyager OPTONE Delaware Trust 13.232%, 02/25/38 (144A) (c) (f)	3,387,724	1,160,849

		64,674,691

Commercial Mortgage-Backed Securities—3.5%
1211 Avenue of the Americas Trust 4.142%, 08/10/35 (144A) (c)	230,000	222,323
AOA Mortgage Trust 3.010%, 12/13/29 (144A) (c)	460,000	458,745
Ashford Hospitality Trust, Inc. 2.259%, 1M LIBOR + 2.100%, 04/15/35 (144A) (c)	138,000	126,091
Atrium Hotel Portfolio Trust
2.109%, 1M LIBOR + 1.950%, 12/15/36 (144A) (c)	1,540,000	1,277,542
3.209%, 1M LIBOR + 3.050%, 12/15/36 (144A) (c)	178,038	128,665
BAMLL Commercial Mortgage Securities Trust
1.559%, 1M LIBOR + 1.400%, 11/15/33 (144A) (c)	510,000	485,229
1.659%, 1M LIBOR + 1.500%, 11/15/32 (144A) (c)	300,000	257,706
2.159%, 1M LIBOR + 2.000%, 11/15/32 (144A) (c)	630,000	518,263
3.596%, 04/14/33 (144A) (c)	250,000	257,598
3.606%, 08/14/34 (144A) (c)	1,617,000	1,541,263
Banc of America Commercial Mortgage Trust
0.628%, 02/15/50 (c) (f)	4,070,000	144,640
1.284%, 02/15/50 (144A) (c) (f)	2,000,000	130,060
BANK
0.362%, 09/15/62 (c) (f)	8,619,000	251,215
0.838%, 09/15/62 (c) (f)	2,536,665	152,035
Barclays Commercial Mortgage Trust
0.881%, 1M LIBOR + 0.722%, 03/15/37 (144A) (c)	280,000	275,085
1.345%, 05/15/52 (c) (f)	2,372,832	216,186
2.319%, 1M LIBOR + 2.160%, 11/15/34 (144A) (c)	520,000	489,867
Bayview Commercial Asset Trust
0.398%, 1M LIBOR + 0.250%, 10/25/36 (144A) (c)	152,387	144,068
0.448%, 1M LIBOR + 0.300%, 01/25/36 (144A) (c)	95,451	89,551
0.448%, 1M LIBOR + 0.300%, 10/25/36 (144A) (c)	155,060	146,889
0.598%, 1M LIBOR + 0.450%, 01/25/36 (144A) (c)	71,058	67,431
0.688%, 1M LIBOR + 0.540%, 04/25/36 (144A) (c)	107,882	100,934
1.648%, 1M LIBOR + 1.500%, 12/25/37 (144A) (c)	720,000	689,467
BB-UBS Trust
0.596%, 11/05/36 (144A) (c) (f)	85,480,000	1,863,455
4.026%, 11/05/36 (144A) (c)	330,000	267,080
Bear Stearns Commercial Mortgage Securities Trust 5.432%, 01/12/45 (c)	208,609	208,449
Benchmark Mortgage Trust
1.044%, 03/15/52 (c) (f)	3,599,143	258,407
1.132%, 08/15/57 (c) (f)	12,693,008	947,730
1.459%, 12/17/53 (c) (f)	1,239,875	141,982
1.628%, 10/15/53 (c) (f)	3,967,963	452,471
2.500%, 02/15/53 (144A)	189,000	165,764
3.294%, 12/15/62 (144A) (c)	302,000	288,096
3.536%, 02/15/53 (c)	124,000	128,654

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
BHMS Mortgage Trust 1.409%, 1M LIBOR + 1.250%, 07/15/35 (144A) (c)	260,000	$252,830
BWAY Mortgage Trust
3.446%, 03/10/33 (144A)	1,495,000	1,578,352
3.454%, 03/10/33 (144A)	3,126,000	3,385,899
3.633%, 03/10/33 (144A)	600,000	628,136
BX Commercial Mortgage Trust
2.110%, 1M LIBOR + 1.951%, 03/15/37 (144A) (c)	200,000	200,137
2.159%, 1M LIBOR + 2.000%, 12/15/36 (144A) (c)	3,311,969	3,233,096
2.209%, 1M LIBOR + 2.050%, 11/15/35 (144A) (c)	399,000	398,629
2.459%, 1M LIBOR + 2.300%, 10/15/36 (144A) (c)	4,072,488	4,039,651
2.630%, 1M LIBOR + 2.471%, 03/15/37 (144A) (c)	460,000	458,024
2.809%, 1M LIBOR + 2.650%, 10/15/36 (144A) (c)	3,999,392	3,929,995
2.843%, 03/09/44 (144A)	910,000	954,657
3.159%, 1M LIBOR + 3.000%, 11/15/35 (144A) (c)	3,101,000	3,089,393
3.759%, 1M LIBOR + 3.600%, 11/15/32 (144A) (c)	1,280,000	1,284,872
BX Trust
3.202%, 12/09/41 (144A)	260,000	284,570
4.076%, 12/09/41 (144A) (c)	4,536,000	4,640,423
BXP Trust 3.552%, 08/13/37 (144A) (c)	760,000	784,194
CD Commercial Mortgage Trust
3.514%, 05/10/50 (c)	10,000	11,345
3.631%, 02/10/50	350,000	398,595
3.956%, 08/15/50 (c)	363,000	400,445
5.648%, 10/15/48	172,097	176,732
CFCRE Commercial Mortgage Trust
0.719%, 05/10/58 (c) (f)	2,370,000	83,902
4.690%, 02/15/33 (144A)	220,000	225,349
CFK Trust 4.637%, 01/15/39 (144A) (c)	728,000	751,972
CGDBB Commercial Mortgage Trust
0.949%, 1M LIBOR + 0.790%, 07/15/32 (144A) (c)	1,023,169	1,023,556
1.759%, 1M LIBOR + 1.600%, 07/15/32 (144A) (c)	1,014,033	1,016,507
2.309%, 1M LIBOR + 2.150%, 07/15/32 (144A) (c)	1,534,753	1,531,006
CHC Commercial Mortgage Trust 1.659%, 1M LIBOR + 1.500%, 06/15/34 (144A) (c)	1,690,704	1,608,032
Citigroup Commercial Mortgage Trust
0.801%, 11/10/42 (144A) (c) (f) (k) (l)	7,730,000	541,873
3.102%, 12/15/72	220,000	248,199
4.731%, 05/10/36 (144A) (c)	1,107,000	1,136,136
4.887%, 04/15/49 (c)	40,000	40,029
Cold Storage Trust 2.924%, 1M LIBOR + 2.766%, 11/15/37 (144A) (c)	1,610,000	1,605,962
Commercial Mortgage Pass-Through Certificates Mortgage Trust
0.060%, 02/10/35 (144A) (c) (f)	60,958,000	234,079
1.017%, 03/10/46 (c) (f)	19,864,934	240,344
3.179%, 10/10/36 (144A) (c)	270,000	264,062
3.550%, 07/15/47	523,212	567,042
3.696%, 08/10/48	320,000	359,098
3.796%, 08/10/47	540,000	595,942
4.006%, 04/10/47	400,000	436,339
4.236%, 02/10/47 (c)	320,000	351,547
4.335%, 07/10/48 (c)	1,600,000	1,594,884
4.742%, 02/10/47 (c)	635,000	684,187

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse Mortgage Capital Certificates Trust
1.109%, 1M LIBOR + 0.950%, 12/15/30 (144A) (c)	280,000	274,837
3.778%, 11/10/32 (144A) (c)	301,000	318,306
5.021%, 1M LIBOR + 4.862%, 10/15/37 (144A) (c)	750,000	753,758
CSAIL Commercial Mortgage Trust
0.134%, 11/15/50 (c) (f)	3,940,000	57,805
0.559%, 09/15/52 (c) (f)	4,150,000	167,364
1.366%, 09/15/52 (c) (f)	5,900,052	540,070
1.565%, 06/15/52 (c) (f)	7,166,494	750,307
2.500%, 09/15/52 (144A)	350,000	274,641
3.000%, 03/15/52 (144A)	92,808	77,642
3.504%, 06/15/57	320,000	352,192
3.934%, 09/15/52	692,000	733,090
4.190%, 06/15/57 (c)	430,000	422,995
4.237%, 06/15/52 (c)	130,000	132,009
DBJPM Mortgage Trust
1.000%, 06/10/50 (c) (f)	2,060,000	106,020
3.276%, 05/10/49	240,000	265,513
DBUBS Mortgage Trust
3.452%, 10/10/34 (144A)	850,000	918,181
3.530%, 10/10/34 (144A) (c)	1,370,000	1,393,452
Eleven Madison Trust Mortgage Trust 3.555%, 09/10/35 (144A) (c)	440,000	483,828
Exantas Capital Corp., Ltd. 1.653%, 1M LIBOR + 1.500%, 04/15/36 (144A) (c)	940,000	925,966
GPMT, Ltd. 1.052%, 1M LIBOR + 0.900%, 11/21/35 (144A) (c)	114,194	113,491
GS Mortgage Securities Corp. II
3.458%, 12/10/30 (144A) (c)	250,000	222,556
5.366%, 05/03/32 (144A)	840,000	968,692
GS Mortgage Securities Corp. Trust
1.059%, 1M LIBOR + 0.900%, 06/15/36 (144A) (c)	750,000	749,093
1.359%, 1M LIBOR + 1.200%, 06/15/38 (144A) (c)	332,000	329,501
1.459%, 1M LIBOR + 1.300%, 07/15/32 (144A) (c)	80,000	79,648
1.659%, 1M LIBOR + 1.500%, 07/15/32 (144A) (c)	170,000	169,144
1.742%, 12/12/53 (c) (f)	6,307,000	850,617
1.959%, 1M LIBOR + 1.800%, 07/15/32 (144A) (c)	70,000	69,563
2.034%, 1M LIBOR + 1.875%, 06/15/36 (144A) (c)	407,000	381,639
2.659%, 1M LIBOR + 2.500%, 07/15/32 (144A) (c)	30,000	29,605
2.659%, 1M LIBOR + 2.500%, 11/15/37 (144A) (c)	160,000	160,221
2.856%, 05/10/34 (144A)	710,000	704,784
GS Mortgage Securities Trust
3.000%, 08/10/50 (144A)	240,000	201,974
3.805%, 10/10/35 (144A) (c)	340,000	340,026
3.806%, 11/10/52 (c)	110,000	105,252
3.931%, 09/10/47	800,000	884,381
4.422%, 07/10/48 (c)	110,000	116,136
4.529%, 04/10/47 (c)	50,000	52,762
GSCG Trust 3.985%, 09/06/34 (144A) (c)	620,000	593,077
HMH Trust 3.062%, 07/05/31 (144A)	1,210,000	1,153,062
Hudson Yards Mortgage Trust
2.943%, 12/10/41 (144A) (c)	930,000	852,457
3.443%, 07/10/39 (144A) (c)	511,000	524,125

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
IMT Trust
3.478%, 06/15/34 (144A)	540,000	$580,200
3.497%, 06/15/34 (144A) (c)	570,000	551,521
JPMBB Commercial Mortgage Securities Trust
0.654%, 05/15/48 (c) (f)	790,370	19,314
0.830%, 09/15/47 (c) (f)	1,361,213	34,622
3.775%, 08/15/47	550,000	603,448
3.801%, 09/15/47	220,000	241,624
4.112%, 12/15/48 (144A) (c)	300,000	287,816
JPMCC Commercial Mortgage Securities Trust
3.490%, 07/15/50	320,000	362,162
4.621%, 03/15/50 (144A) (c)	530,000	493,267
JPMDB Commercial Mortgage Securities Trust 0.750%, 12/15/49 (144A) (c) (f)	2,067,000	75,635
JPMorgan Chase Commercial Mortgage Securities Trust
0.512%, 04/15/46 (c) (f)	4,900,000	57,115
0.750%, 08/15/49 (144A) (c) (f)	5,300,000	189,759
1.453%, 1M LIBOR + 1.300%, 06/15/45 (144A) (c)	119,780	119,908
2.319%, 1M LIBOR + 2.160%, 07/15/36 (144A) (c)	570,000	534,270
2.409%, 1M LIBOR + 2.250%, 12/15/36 (144A) (c)	405,000	375,440
2.854%, 09/06/38 (144A) (c)	238,000	257,965
2.929%, 1M LIBOR + 2.770%, 10/15/33 (144A) (c)	180,000	180,062
3.159%, 1M LIBOR + 3.000%, 07/15/36 (144A) (c)	204,000	189,167
3.750%, 06/13/52	232,000	229,521
3.783%, 06/05/39 (144A) (c)	336,000	342,333
4.050%, 09/15/50	110,000	120,508
4.222%, 01/15/49 (c)	970,000	866,139
KNDL Mortgage Trust 1.959%, 1M LIBOR + 1.800%, 05/15/36 (144A) (c)	2,728,000	2,714,545
LB-UBS Commercial Mortgage Trust 1.043%, 12/15/52 (c) (f)	7,330,833	507,371
LCCM 2014-909 Mortgage Trust 3.898%, 05/15/31 (144A) (c)	430,000	429,587
LCCM Mortgage Trust 3.898%, 05/15/31 (144A) (c)	770,000	767,152
Lehman Brothers Small Balance Commercial Mortgage Trust 0.398%, 1M LIBOR + 0.250%, 03/25/37 (144A) (c)	283,597	271,676
LSTAR Commercial Mortgage Trust
0.987%, 03/10/50 (144A) (c) (f)	809,095	25,210
3.185%, 04/20/48 (144A) (c)	387,634	391,911
MFT Trust
3.477%, 02/10/42 (144A) (c)	2,265,000	2,180,919
Morgan Stanley Bank of America Merrill Lynch Trust
1.207%, 12/15/47 (144A) (c) (f)	1,810,000	70,851
3.060%, 10/15/48 (144A)	85,000	79,887
3.892%, 06/15/47	3,000,000	3,263,750
4.525%, 10/15/48 (c)	170,000	184,644
4.558%, 05/15/50 (c)	300,000	303,479
Morgan Stanley Capital Trust
1.027%, 03/15/52 (c) (f)	2,386,016	167,311
2.197%, 06/15/50 (144A) (c) (f)	1,190,000	135,286
2.546%, 06/15/50 (144A)	1,510,000	1,181,097
2.709%, 1M LIBOR + 2.550%, 07/15/35 (144A) (c)	120,000	112,934
2.759%, 1M LIBOR + 2.600%, 11/15/34 (144A) (c)	1,977,000	1,977,235
3.417%, 06/15/52	434,000	490,781
3.744%, 1M LIBOR + 2.244%, 12/15/36 (144A) (c)	290,000	273,431

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital Trust
4.031%, 05/15/48 (144A) (c)	110,000	95,423
4.031%, 05/15/48 (c)	150,000	142,859
4.071%, 03/15/52	403,000	476,808
4.177%, 07/15/51	38,000	45,313
Natixis Commercial Mortgage Securities Trust
1.091%, 1M LIBOR + 0.950%, 06/15/35 (144A) (c)	223,185	219,728
2.950%, 1M LIBOR + 2.550%, 08/18/25 (144A) (c)	4,025,000	4,031,709
4.404%, 06/17/38 (144A)	265,000	293,300
Olympic Tower Mortgage Trust
0.379%, 05/10/39 (144A) (c) (f)	13,300,000	297,587
3.945%, 05/10/39 (144A) (c)	1,049,000	920,223
One Market Plaza Trust
Zero Coupon, 02/10/32 (144A) † (c) (f)	4,222,000	4
0.090%, 02/10/32 (144A) (c) (f)	21,110,000	35,465
One New York Plaza Trust 2.909%, 1M LIBOR + 2.750%, 01/15/26 (144A) (c)	160,000	160,096
Park Avenue Mortgage Trust
1.695%, 1M LIBOR + 1.537%, 09/15/34 (144A) (c)	500,000	488,714
2.278%, 1M LIBOR + 2.119%, 09/15/34 (144A) (c)	1,750,000	1,688,563
Park Avenue Trust
0.149%, 06/05/37 (144A) (c) (f)	5,000,000	55,130
3.657%, 06/05/37 (144A) (c)	207,000	197,792
PFP, Ltd.
1.123%, 1M LIBOR + 0.970%, 04/14/36 (144A) (c)	242,556	238,335
1.573%, 1M LIBOR + 1.420%, 04/14/36 (144A) (c)	230,000	225,420
UBS Commercial Mortgage Trust 1.487%, 10/15/52 (c) (f)	6,991,541	703,464
Velocity Commercial Capital Loan Trust
2.980%, 02/25/50 (144A) (c)	198,868	201,112
4.240%, 11/25/47 (144A) (c)	164,277	163,353
4.450%, 05/25/47 (144A) (c)	150,000	152,807
4.458%, 10/25/46 (c)	100,000	100,454
5.000%, 11/25/47 (144A) (c)	96,485	94,914
5.350%, 05/25/47 (144A) (c)	150,000	154,548
5.498%, 10/25/46 (c)	140,000	141,668
7.226%, 10/25/46 (c)	160,000	162,472
Wells Fargo Commercial Mortgage Trust
1.004%, 1M LIBOR + 0.850%, 12/13/31 (144A) (c)	490,000	479,084
1.040%, 12/15/48 (c) (f)	971,487	41,110
1.258%, 08/15/49 (144A) (c) (f)	1,430,000	84,413
1.418%, 05/15/52 (c) (f)	5,390,691	483,751
2.249%, 1M LIBOR + 2.090%, 02/15/37 (144A) (c)	300,000	273,705
2.600%, 11/15/50 (144A) (c)	305,000	234,998
2.899%, 1M LIBOR + 2.740%, 02/15/37 (144A) (c)	260,000	234,473
3.148%, 05/15/48	94,000	102,688
3.241%, 12/15/48 (144A)	283,000	231,755
3.540%, 05/15/48	260,000	288,712
3.561%, 08/15/52	370,000	360,183
3.718%, 12/15/48	190,000	214,091
3.749%, 06/15/36 (144A) (c)	270,000	298,704
3.809%, 12/15/48	630,000	715,706
4.349%, 09/15/50 (144A) (c)	150,000	128,001
4.904%, 01/15/52 (c)	622,000	738,743
WF-RBS Commercial Mortgage Trust
3.678%, 08/15/47	595,000	650,833

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
WF-RBS Commercial Mortgage Trust
3.760%, 09/15/57 (c)	1,540,000	$1,497,664

		117,549,473

Total Mortgage-Backed Securities (Cost $189,208,187)		182,224,164

Foreign Government—3.2%

Sovereign—3.2%
Bahrain Government International Bonds
5.625%, 09/30/31	286,000	302,375
6.000%, 09/19/44	683,000	706,182
7.375%, 05/14/30	563,000	668,278
Brazilian Government International Bond 3.875%, 06/12/30	2,868,000	3,025,740
Chile Government International Bond 2.450%, 01/31/31	545,000	583,150
Colombia Government International Bonds
3.125%, 04/15/31 (b)	2,214,000	2,349,608
3.875%, 04/25/27	3,520,000	3,917,760
4.500%, 03/15/29 (b)	2,000,000	2,312,500
5.200%, 05/15/49	1,420,000	1,800,872
Colombian TES 6.250%, 11/26/25 (COP)	2,235,700,000	716,964
Dominican Republic International Bonds
4.500%, 01/30/30 (b)	1,960,000	2,129,050
4.875%, 09/23/32 (144A)	980,000	1,084,125
Egypt Government International Bonds
5.250%, 10/06/25 (144A)	474,000	503,483
5.625%, 04/16/30 (EUR)	711,000	906,594
6.375%, 04/11/31 (144A) (EUR)	632,000	829,217
7.903%, 02/21/48	763,000	827,855
8.875%, 05/29/50 (144A)	838,000	981,952
Hungary Government International Bond 5.375%, 03/25/24	2,054,000	2,341,560
Indonesia Government International Bonds
2.850%, 02/14/30 (b)	2,863,000	3,088,862
3.850%, 10/15/30	632,000	734,410
4.100%, 04/24/28	1,895,000	2,201,251
Indonesia Treasury Bonds
6.500%, 02/15/31 (IDR)	33,879,000,000	2,519,497
6.625%, 05/15/33 (IDR)	5,974,000,000	435,996
7.375%, 05/15/48 (IDR)	24,976,000,000	1,880,755
7.500%, 06/15/35 (IDR)	42,781,000,000	3,379,851
8.375%, 04/15/39 (IDR)	24,249,000,000	2,036,539
Mexican Bonos
7.750%, 11/23/34 (MXN)	23,200,000	1,373,078
8.500%, 11/18/38 (MXN)	30,160,000	1,879,030
10.000%, 11/20/36 (MXN)	20,500,000	1,443,504
Mexico Government International Bonds
2.659%, 05/24/31	11,828,000	12,106,549
4.500%, 01/31/50	2,780,000	3,256,075
Morocco Government International Bonds
3.000%, 12/15/32 (144A)	320,000	325,206
4.000%, 12/15/50 (144A) (b)	200,000	206,100

Sovereign—(Continued)
Panama Government International Bonds
2.252%, 09/29/32	1,034,000	1,065,020
3.160%, 01/23/30	517,000	572,578
3.875%, 03/17/28	4,307,000	4,942,283
Peruvian Government International Bonds
2.780%, 12/01/60	349,000	352,141
2.783%, 01/23/31	843,000	924,358
3.230%, 07/28/21	308,000	307,230
4.125%, 08/25/27 (b)	2,856,000	3,355,800
Philippine Government International Bonds
2.457%, 05/05/30	358,000	385,888
3.000%, 02/01/28	5,114,000	5,653,265
3.750%, 01/14/29	716,000	834,333
Qatar Government International Bond 3.750%, 04/16/30	1,644,000	1,934,824
Romanian Government International Bond 3.000%, 02/14/31 (144A)	870,000	933,693
Russian Federal Bond - OFZ
6.000%, 10/06/27 (RUB)	57,235,000	788,836
6.900%, 05/23/29 (RUB)	120,218,000	1,746,054
8.150%, 02/03/27 (RUB)	107,334,000	1,650,265
8.500%, 09/17/31 (RUB)	294,031,000	4,771,487
7.750%, 09/16/26 (RUB)	244,957,000	3,680,504
Russian Foreign Bond - Euro bond 4.375%, 03/21/29	1,400,000	1,632,792
Saudi Government International Bond 3.250%, 10/22/30	2,187,000	2,411,867
Ukraine Government International Bonds
7.253%, 03/15/33	638,000	695,382
7.375%, 09/25/32	863,000	948,221
9.750%, 11/01/28	1,820,000	2,239,146
Uruguay Government International Bonds
4.375%, 10/27/27	2,903,000	3,432,798
4.375%, 01/23/31	476,500	584,308
5.100%, 06/18/50	610,000	854,000

Total Foreign Government (Cost $104,238,833)		109,551,041

Floating Rate Loans (n)—1.5%

Advertising—0.0%
Lamar Media Corp. Term Loan B, 1.638%, 1M LIBOR + 1.500%, 02/05/27	104,734	103,294

Airlines—0.1%
Allegiant Travel Company Term Loan, 3.214%, 3M LIBOR + 3.000%, 02/05/24	1,154,748	1,128,766
Kestrel Bidco, Inc. Term Loan B, 4.000%, 6M LIBOR + 3.000%, 12/11/26	3,309,570	3,186,053

		4,314,819

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (n)—(Continued)

Security Description	Principal Amount*	Value

Building Materials—0.0%
Jeld-Wen, Inc. 1st Lien Term Loan, 2.148%, 1M LIBOR + 2.000%, 12/14/24	633,208	$626,876
MI Windows and Doors, LLC Term Loan, 12/18/27 (o)	533,000	534,999

		1,161,875

Commercial Services—0.2%
Caliber Home Loans, Inc. Revolver, 3.405%, 04/24/21 (p)	5,350,000	5,328,600
Interface Security Systems LLC Term Loan, 8.750%, 3M LIBOR + 7.000%, 08/07/23 (k) (l)	1,276,113	1,276,113

		6,604,713

Computers—0.0%
Everi Payments, Inc.
Term Loan, 11.500%, 1M LIBOR + 10.500%, 05/09/24	139,300	145,569
Term Loan B, 3.750%, 1M LIBOR + 2.750%, 05/09/24	164,423	162,997

		308,566

Distribution/Wholesale—0.0%
KAR Auction Services, Inc. Term Loan B6, 2.438%, 1M LIBOR + 2.250%, 09/19/26	234,157	230,157

Diversified Financial Services—0.1%
RNTR Seer Financing Term Loan, 2.534%, 1M LIBOR + 2.375%, 12/20/21	1,735,457	1,717,234

Electric—0.1%
Pacific Gas & Electric Co. Term Loan B, 5.500%, 1M LIBOR + 4.500%, 06/23/25	1,370,115	1,388,954
Pike Corp. Term Loan B, 4.120%, 1M LIBOR + 3.970%, 07/24/26	225,114	225,155

		1,614,109

Entertainment—0.2%
18 Fremont Street Acquisition LLC Term Loan B, 9.500%, 3M LIBOR + 8.000%, 08/09/25	2,807,182	2,796,655
Herschend Entertainment Co. LLC Term Loan B, 6.750%, 3M LIBOR + 5.750%, 08/25/25	928,673	941,442
Playtika Holding Corp. Term Loan B, 7.000%, 3M LIBOR + 6.000%, 12/10/24	2,200,101	2,218,252
Stars Group Holdings B.V. (The) Incremental Term Loan, 3.754%, 3M LIBOR + 3.500%, 07/10/25	575,450	578,127

		6,534,476

Food—0.0%
Shearer’s Foods, Inc. Term Loan B, 4.750%, 3M LIBOR + 4.000%, 09/23/27	166,583	166,910

Healthcare-Services—0.1%
Acadia Healthcare Co., Inc. Term Loan B4, 2.647%, 1M LIBOR + 2.500%, 02/16/23	2,989,264	2,983,659
Select Medical Corp. Term Loan B, 2.530%, 3M LIBOR + 2.250%, 03/06/25	242,054	240,692

		3,224,351

Household Products/Wares—0.0%
Kronos Acquisition Holdings, Inc. Term Loan B, 12/17/26 (o)	643,000	644,607

Internet—0.0%
Airbnb, Inc. Term Loan, 8.500%, 1M LIBOR + 7.500%, 04/17/25	727,345	789,169
Cablevision Lightpath LLC Term Loan B, 3.750%, 3M LIBOR + 3.250%, 11/30/27	206,000	206,000

		995,169

Lodging—0.2%
Aimbridge Acquisition Co., Inc.
Incremental Term Loan B, 6.750%, 3M LIBOR + 6.000%, 02/02/26	341,145	341,572
Term Loan B, 3.895%, 1M LIBOR + 3.750%, 02/02/26	840,183	796,074
Caesars Resort Collection LLC Term Loan B1, 4.647%, 1M LIBOR + 4.500%, 07/21/25	390,023	391,217
Golden Nugget, Inc. Incremental Term Loan B, 3.250%, 2M LIBOR + 2.500%, 10/04/23	1,370,317	1,328,066
Spectacle Gary Holdings LLC
Delayed Draw Term Loan, 11.250%, PRIME + 8.000%, 12/23/25	217,095	217,095
Term Loan B, 11.000%, 3M LIBOR + 9.000%, 12/23/25	2,995,905	2,995,905

		6,069,929

Machinery-Diversified—0.0%
Douglas Dynamics Holdings, Inc. Term Loan B, 4.750%, 1M LIBOR + 3.750%, 06/08/26	204,030	206,070

Media—0.0%
CSC Holdings LLC Term Loan B5, 2.659%, 1M LIBOR + 2.500%, 04/15/27	976,601	970,742

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (n)—(Continued)

Security Description	Principal Amount*	Value

Metal Fabricate/Hardware—0.0%
Advanced Drainage Systems, Inc. Term Loan B, 2.438%, 3M LIBOR + 2.250%, 07/31/26	165,176	$165,382
Zekelman Industries, Inc. Term Loan, 2.143%, 1M LIBOR + 2.000%, 01/24/27	268,905	267,308

		432,690

Mining—0.0%
Samarco Mineracao S.A. Fixed Rate Term Loan, 03/25/21 (a)	330,092	208,783

Oil & Gas—0.1%
California Resources Corp. Exit 2nd Lien Term Loan, 10.000%, 1M LIBOR + 9.000%, 10/27/25	94,557	90,775
Chesapeake Energy Corp. Term Loan, 9.000%, 1M LIBOR + 8.000%, 06/24/24	3,248,000	2,655,240

		2,746,015

Pharmaceuticals—0.0%
Grifols Worldwide Operations USA, Inc. Term Loan B, 2.102%, 1W LIBOR + 2.000%, 11/15/27	1,540,685	1,526,654

Pipelines—0.1%
Buckeye Partners L.P. Term Loan B, 2.897%, 1M LIBOR + 2.750%, 11/01/26	2,504,078	2,504,598

Real Estate Investment Trusts—0.0%
VICI Properties 1 LLC Term Loan B, 1.894%, 1M LIBOR + 1.750%, 12/20/24	1,487,000	1,465,934

Retail—0.1%
Foundation Building Materials Holding Co. LLC Term Loan B, 3.147%, 1M LIBOR + 3.000%, 08/13/25	632,215	633,137
LBM Acquisition LLC
2nd Lien Term Loan, 12/09/27 (o)	57,102	57,187
Term Loan B, 12/17/27 (o)	256,957	257,343
White Cap Buyer LLC Term Loan B, 4.500%, 6M LIBOR + 4.000%, 10/19/27	1,390,000	1,391,737
WOOF Holdings, Inc. 1st Lien Term Loan, 12/21/27 (o)	319,000	319,399

		2,658,803

Telecommunications—0.1%
Connect Finco Sarl Term Loan B, 5.500%, 3M LIBOR + 4.500%, 12/11/26	1,469,672	1,477,939
Intelsat Jackson Holdings S.A.
Term Loan, 6.500%, 3M LIBOR + 5.500%, 07/13/22 †	322,905	330,574
Term Loan B4, 8.750%, PRIME + 5.500%, 01/02/24 †	342,231	348,733

		2,157,246

Transportation—0.1%
Genesee & Wyoming, Inc. Term Loan, 2.254%, 3M LIBOR + 2.000%, 12/30/26	911,115	910,318
XPO Logistics, Inc. Term Loan B, 2.147%, 1M LIBOR + 2.000%, 02/24/25	1,462,420	1,457,240

		2,367,558

Total Floating Rate Loans (Cost $51,442,918)		50,935,302

Municipals—0.8%
American Municipal Power, Inc., Build America Bond 8.084%, 02/15/50	510,000	957,443
Bay Area Toll Bridge Authority, Build America Bond 7.043%, 04/01/50	1,215,000	2,224,228
Commonwealth of Puerto Rico 8.000%, 07/01/35 (a)	2,245,000	1,537,825
Los Angeles, CA Community College District, Build America Bond 6.600%, 08/01/42	785,000	1,297,448
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	2,020,000	3,038,444
Massachusetts Housing Finance Agency 4.500%, 12/01/48	330,000	355,238
Metropolitan Transportation Authority, Build America Bonds
6.668%, 11/15/39	170,000	221,881
6.814%, 11/15/40	330,000	440,596
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	471,000	716,273
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40	492,000	825,084
New York City Water & Sewer System 5.882%, 06/15/44	270,000	437,681
New York State Dormitory Authority, Build America Bond 5.389%, 03/15/40	355,000	493,500
Port Authority of New York & New Jersey 4.960%, 08/01/46	1,350,000	1,844,923
San Antonio, TX Electric & Gas Systems Revenue, Build America Bond 5.808%, 02/01/41	875,000	1,323,534
State of California 4.600%, 04/01/38	3,765,000	4,526,885
State of California General Obligation Unlimited, Build America Bond 7.550%, 04/01/39	780,000	1,369,524
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	3,010,000	3,239,392
State of Texas 5.517%, 04/01/39	820,000	1,219,250
University of California 4.858%, 05/15/2112	239,000	343,030

Total Municipals (Cost $23,332,566)		26,412,179

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—0.3%

Security Description	Shares/ Principal Amount*	Value

Entertainment—0.0%
Cinemark Holdings, Inc. (b)	17,632	$306,973

Equity Real Estate Investment Trusts—0.1%
DiamondRock Hospitality Co.	95,444	787,413
Park Hotels & Resorts, Inc.	45,010	771,921
Service Properties Trust	97,042	1,115,013
Sunstone Hotel Investors, Inc.	65,729	744,710
Xenia Hotels & Resorts, Inc.	52,617	799,778

		4,218,835

Health Care Providers & Services—0.0%
HCA Healthcare, Inc.	5,002	822,629

Household Durables—0.1%
Beazer Homes USA, Inc. (q)	10,319	156,333
Taylor Morrison Home Corp. (q)	60,302	1,546,746

		1,703,079

Independent Power and Renewable Electricity Producers—0.0%
Vistra Corp.	23,014	452,455

Media—0.0%
Altice USA, Inc. - Class A (b) (q)	13,273	502,649

Oil, Gas & Consumable Fuels—0.1%
California Resources Corp. † (k) (q)	10,619	233,801
California Resources Corp. (q)	21,678	511,384
Concho Resources, Inc.	6,896	402,382

		1,147,567

Real Estate Management & Development—0.0%
Forestar Group, Inc. (q)	24,203	488,417
KE Holdings, Inc. (ADR) (b) (q)	1,713	105,418

		593,835

Special Purpose Acquisition Companies—0.0%
DMY Technology Group, Inc. II - Class A (b) (q)	8,578	150,887
Dragoneer Growth Opportunities Corp. (q)	46,004	610,473

		761,360

Total Common Stocks (Cost $8,794,561)		10,509,382

Convertible Bonds—0.1%

Airlines—0.0%
GOL Equity Finance S.A. 3.750%, 07/15/24 (144A)	100,000	86,760

Entertainment—0.1%
Cinemark Holdings, Inc. 4.500%, 08/15/25 (144A)	840,000	1,225,967

Oil & Gas—0.0%
SM Energy Co. 1.500%, 07/01/21	906,000	853,023

Total Convertible Bonds (Cost $1,870,937)		2,165,750

Warrant—0.0%

Oil & Gas—0.0%
SM Energy Co. (q)	10,062	61,479

Special Purpose Acquisition Companies—0.0%
Decarbonization Plus Acquisition Corp. (q)	15,062	27,563
DMY Technology Group, Inc. II - Class A (q)	33,400	141,950
Dragoneer Growth Opportunities Corp. (q)	9,200	39,376

		208,889

Total Warrants (Cost $188,904)		270,368

Escrow Shares—0.0%

Savings & Loans—0.0%
Washington Mutual Bank (k) (l)	5,027,000	1
Washington Mutual Bank (k) (l)	1,310,000	0
Washington Mutual Bank (k) (l)	2,440,000	0

Total Escrow Shares (Cost $0)		1

Short-Term Investments—10.2%

Foreign Government—3.0%
Japan Treasury Bill Zero Coupon, 03/15/21 (JPY)	10,600,000,000	102,679,143

Repurchase Agreement—7.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $245,140,438; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $250,043,300.	245,140,438	245,140,438

Total Short-Term Investments (Cost $347,038,130)		347,819,581

Securities Lending Reinvestments (r)—0.6%

Repurchase Agreements—0.6%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $4,500,125; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24—05/15/28, and various Common Stock with an aggregate market value of $4,997,469.	4,500,000	4,500,000

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (r)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $3,812,223; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22—09/30/24, and an aggregate market value of $3,888,446.	3,812,202	$3,812,202
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $700,009; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $714,000.	700,000	700,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $400,009; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $408,000.	400,000	400,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $2,000,073; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $2,222,307.	2,000,000	2,000,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $400,004; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $408,164.	400,000	400,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $3,000,070; collateralized by various Common Stock with an aggregate market value of $3,333,372.	3,000,000	3,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,800,040; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,996,913.	1,800,000	1,800,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,300,062; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,442,215.	1,300,000	1,300,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $1,100,056; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $1,220,144.	1,100,000	1,100,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $1,700,034; collateralized by various Common Stock with an aggregate market value of $1,889,210.	1,700,000	1,700,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $500,011; collateralized by various Common Stock with an aggregate market value of $555,650.	500,000	500,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $500,021; collateralized by various Common Stock with an aggregate market value of $555,650.	500,000	500,000

		21,712,202

Mutual Funds—0.0%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (s)	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $22,712,202)		22,712,202

Total Purchased Options—0.2% (t) (Cost $5,925,211)		7,551,515
Total Investments—109.4% (Cost $3,615,537,157)		3,727,149,110
Unfunded Loan Commitments—(0.1)% (Cost $(1,770,364))		(1,770,364)
Net Investments—109.3% (Cost $3,613,766,793)		3,725,378,746
Other assets and liabilities (net)—(9.3)%		(317,716,967)

Net Assets—100.0%		$3,407,661,779

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $2,361,186, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing; security is in default and/or issuer is in bankruptcy.

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $30,535,524 and the collateral received consisted of cash in the amount of $22,712,202 and non-cash collateral with a value of $8,811,223. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Perpetual bond with no specified maturity date.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Interest only security.
(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(h)	Principal amount of security is adjusted for inflation.
(i)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2020, the market value of securities pledged was $12,888,133.
(j)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(k)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 0.1% of net assets.
(l)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(m)	Principal only security.
(n)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(o)	This loan will settle after December 31, 2020, at which time the interest rate will be determined.
(p)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(q)	Non-income producing security.
(r)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(s)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(t)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $765,847,729, which is 22.5% of net assets.

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
California Resources Corp.	07/23/20	$10,619	$111,031	$233,801
Intelsat Jackson Holdings S.A., 6.500%, 07/13/22	06/16/20	322,905	322,905	330,574
Intelsat Jackson Holdings S.A., 8.750%, 01/02/24	06/13/19-06/28/19	342,231	343,231	348,733
Knollwood CDO, Ltd., 3.430%, 01/10/39	02/10/04	997,755	997,755	100
Litigation Fee Residual Funding LLC, 4.000%, 10/30/27	04/24/15	992,983	992,983	992,784
One Market Plaza Trust, Zero Coupon, 02/10/32	06/28/17	4,222,000	—	4
Stoneway Capital Corp., 10.000%, 03/01/27	02/10/17-03/21/18	1,137,974	1,192,217	455,190

				$2,361,186

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Ginnie Mae II 30 Yr. Pool	4.500%	TBA	$(4,906,000)	$(5,264,171)	$(5,253,030)
Uniform Mortgage-Backed Securities 15 Yr. Pool	2.500%	TBA	(2,132,200)	(2,221,844)	(2,223,588)
Uniform Mortgage-Backed Securities 15 Yr. Pool	3.500%	TBA	(4,887,000)	(5,171,923)	(5,181,830)
Uniform Mortgage-Backed Securities 15 Yr. Pool	4.000%	TBA	(5,594,000)	(5,935,540)	(5,936,437)
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.500%	TBA	(700,000)	(733,250)	(736,503)
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.500%	TBA	(3,965,000)	(4,120,603)	(4,179,043)
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.500%	TBA	(19,725,000)	(20,669,074)	(20,723,552)
Uniform Mortgage-Backed Securities 30 Yr. Pool	3.000%	TBA	(49,572,087)	(51,850,568)	(51,930,347)
Uniform Mortgage-Backed Securities 30 Yr. Pool	4.500%	TBA	(2,373,000)	(2,568,784)	(2,571,599)
Uniform Mortgage-Backed Securities 30 Yr. Pool	5.000%	TBA	(1,795,000)	(1,985,018)	(1,986,405)

Totals				$(100,520,775)	$(100,722,334)

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,904,000	BBP	01/13/21	USD	1,400,012	$68,044
AUD	1,904,000	BBP	01/13/21	USD	1,400,012	68,044
AUD	1,883,000	JPMC	01/13/21	USD	1,386,620	65,244
BRL	3,567,451	BNP	01/05/21	USD	677,000	9,814
BRL	4,257,446	BNP	01/05/21	USD	847,000	(27,346)
BRL	4,315,042	BNP	01/05/21	USD	830,343	400
BRL	14,687,444	BNP	01/05/21	USD	2,826,302	1,360
BRL	3,482,488	CBNA	01/05/21	USD	670,134	323
BRL	17,121,330	CBNA	01/05/21	USD	3,385,000	(88,760)
BRL	2,666,373	DBAG	01/05/21	USD	513,090	247
BRL	4,317,498	BNP	02/02/21	USD	847,000	(16,054)
BRL	14,695,804	BNP	02/02/21	USD	2,883,000	(54,644)
CLP	621,377,000	CBNA	01/13/21	USD	838,000	36,440
CNH	11,082,995	JPMC	01/19/21	USD	1,694,000	8,748
CNH	11,082,995	JPMC	01/19/21	USD	1,694,000	8,748
COP	4,250,250,200	CBNA	01/13/21	USD	1,169,000	75,404
COP	5,464,160,000	CBNA	02/17/21	USD	1,420,000	179,072
COP	4,779,700,648	CBNA	02/24/21	USD	1,367,191	31,138
EUR	8,254,669	BOA	01/05/21	USD	10,100,000	(15,683)
EUR	622,000	CBNA	02/24/21	USD	763,776	(3,027)
GBP	7,388,712	BOA	01/05/21	USD	10,100,000	4,070
IDR	95,335,680,000	BOA	01/06/21	USD	6,710,000	74,830
IDR	48,097,320,000	JPMC	01/06/21	USD	3,390,000	32,980
IDR	1,162,416,384	BNP	02/24/21	USD	81,826	526
IDR	2,278,325,216	BNP	02/24/21	USD	159,788	1,620
IDR	2,790,495,858	BNP	02/24/21	USD	196,431	1,263
IDR	5,141,849,432	BNP	02/24/21	USD	360,004	4,272
IDR	1,289,122,330	DBAG	02/24/21	USD	89,978	1,350
IDR	1,277,852,510	UBSA	02/24/21	USD	89,882	648
INR	124,509,000	HSBC	01/04/21	USD	1,694,000	10,027
INR	124,509,000	HSBC	01/04/21	USD	1,694,000	10,027
INR	498,217,500	BOA	01/06/21	USD	6,710,000	107,726
INR	249,859,950	JPMC	01/06/21	USD	3,390,000	29,143
INR	49,896,432	DBAG	01/13/21	USD	671,000	11,202
INR	74,807,468	DBAG	01/13/21	USD	1,006,000	16,794
INR	739,693,700	CBNA	02/03/21	USD	10,100,000	(9,283)
JPY	1,042,774,500	BOA	01/05/21	USD	10,100,000	(978)
JPY	26,304,384	BOA	01/13/21	USD	253,000	1,779
JPY	35,141,826	BOA	01/13/21	USD	338,000	2,377
JPY	139,006,343	MSIP	01/13/21	USD	1,339,000	7,389
JPY	139,006,343	MSIP	01/13/21	USD	1,339,000	7,389
KRW	274,434,910	BOA	01/07/21	USD	251,268	1,378
KRW	274,434,910	BOA	01/07/21	USD	251,268	1,378
KRW	515,800,332	CBNA	01/07/21	USD	472,561	2,287
KRW	515,800,332	CBNA	01/07/21	USD	472,561	2,287
KRW	685,837,098	CBNA	01/07/21	USD	628,171	3,214
KRW	685,837,098	CBNA	01/07/21	USD	628,171	3,214
KRW	561,859,200	BBP	01/13/21	USD	504,000	13,320
KRW	561,859,200	BBP	01/13/21	USD	504,000	13,320
KRW	1,472,449,680	BBP	02/17/21	USD	1,352,000	3,900
KRW	1,472,449,680	BBP	02/17/21	USD	1,352,000	3,900
KZT	111,638,604	CBNA	01/20/21	USD	254,360	9,689
MXN	68,511,900	CBNA	01/05/21	USD	3,390,000	52,896
MXN	135,711,092	HSBC	01/05/21	USD	6,710,000	109,824
MXN	13,360,826	BOA	01/13/21	USD	666,000	4,762
MXN	26,821,290	BOA	01/13/21	USD	1,337,000	9,526
MXN	33,622,739	BOA	01/13/21	USD	1,676,000	11,983

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
MXN	12,883,586	CBNA	01/13/21	USD	645,222	$1,581
MXN	13,421,688	CBNA	01/13/21	USD	678,000	(4,183)
MXN	13,421,688	CBNA	01/13/21	USD	678,000	(4,183)
MXN	14,274,903	CBNA	01/13/21	USD	714,778	1,874
MXN	20,386,579	CBNA	01/13/21	USD	1,017,000	6,480
MXN	13,819,513	MSIP	01/13/21	USD	678,000	15,790
MXN	201,893,950	CBNA	02/02/21	USD	10,100,000	13,635
MXN	121,229,000	CBNA	02/26/21	USD	6,006,252	49,679
NOK	7,358,350	JPMC	01/13/21	USD	833,000	25,204
NOK	5,941,055	UBSA	01/13/21	USD	676,000	16,905
PEN	1,818,609	CBNA	03/09/21	USD	507,000	(4,511)
PEN	1,818,609	CBNA	03/09/21	USD	507,000	(4,511)
PLN	2,469,561	BOA	01/13/21	USD	677,000	(15,872)
PLN	2,469,561	BOA	01/13/21	USD	677,000	(15,872)
PLN	1,896,063	CBNA	01/13/21	USD	508,000	(403)
PLN	1,896,063	CBNA	01/13/21	USD	508,000	(403)
PLN	40,763	GSI	01/13/21	USD	11,000	(87)
PLN	40,763	GSI	01/13/21	USD	11,000	(87)
RUB	250,487,100	BOA	01/12/21	USD	3,390,000	(2,579)
RUB	515,340,749	CBNA	01/12/21	USD	6,710,000	259,126
RUB	126,155,120	BNP	01/13/21	USD	1,690,000	15,832
RUB	25,304,404	CBNA	01/13/21	USD	333,000	9,159
RUB	749,622,000	JPMC	02/02/21	USD	10,100,000	14,842
RUB	116,414,580	BNP	02/24/21	USD	1,517,000	50,275
SEK	82,946,755	BOA	01/05/21	USD	10,100,000	(18,475)
ZAR	50,775,420	BNP	01/05/21	USD	3,390,000	65,285
ZAR	104,310,641	DBAG	01/05/21	USD	6,710,000	388,376
ZAR	12,702,036	HSBC	01/13/21	USD	847,000	16,179
ZAR	148,937,125	BNP	02/02/21	USD	10,100,000	(4,504)

Contracts to Deliver
AUD	2,274,000	UBSA	01/06/21	USD	1,676,322	(76,844)
AUD	1,391,000	BNP	01/13/21	USD	1,028,512	(44,001)
AUD	471,000	BNP	01/13/21	USD	348,260	(14,899)
AUD	1,148,000	BOA	01/13/21	USD	844,633	(40,519)
AUD	1,412,000	MSIP	01/13/21	USD	1,070,686	(18,020)
BRL	14,687,444	BNP	01/05/21	USD	2,883,000	55,338
BRL	4,315,042	BNP	01/05/21	USD	847,000	16,258
BRL	4,257,446	BNP	01/05/21	USD	819,259	(394)
BRL	3,567,451	BNP	01/05/21	USD	686,484	(330)
BRL	17,121,330	CBNA	01/05/21	USD	3,294,654	(1,586)
BRL	3,482,488	CBNA	01/05/21	USD	677,000	6,543
BRL	2,666,373	DBAG	01/05/21	USD	502,000	(11,337)
BRL	4,379,072	CBNA	02/02/21	USD	848,000	5,203
BRL	4,373,908	CBNA	02/02/21	USD	847,000	5,197
CAD	1,087,481	MSIP	01/13/21	USD	837,000	(17,379)
CAD	1,087,481	MSIP	01/13/21	USD	837,000	(17,379)
CLP	2,572,614,000	CBNA	01/06/21	USD	3,355,000	(265,777)
CLP	2,486,226,000	CBNA	01/06/21	USD	3,390,000	(109,192)
CLP	2,573,553,400	JPMC	01/06/21	USD	3,355,000	(267,099)
CLP	642,930,360	DBAG	01/13/21	USD	838,000	(66,771)
COP	2,922,855,000	CBNA	01/13/21	USD	845,000	(10,765)
COP	2,328,144,000	CBNA	01/13/21	USD	676,000	(5,643)
COP	2,362,620,000	DBAG	01/13/21	USD	676,000	(15,737)
COP	2,362,620,000	DBAG	01/13/21	USD	676,000	(15,737)
COP	2,931,390,000	HSBC	01/13/21	USD	846,000	(12,264)

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
COP	5,464,160,000	MSIP	02/17/21	USD	1,420,000	$(179,072)
COP	9,897,723,848	DBAG	02/24/21	USD	2,718,856	(176,781)
EUR	5,602,882	BOA	01/05/21	USD	6,710,000	(134,761)
EUR	2,792,112	JPMC	01/05/21	USD	3,390,000	(20,984)
EUR	15,300,000	GSI	01/06/21	USD	18,241,853	(449,939)
EUR	953,000	HSBC	01/06/21	USD	1,159,729	(4,538)
EUR	15,300,000	UBSA	01/06/21	USD	18,323,219	(368,574)
EUR	346,000	DBAG	01/13/21	USD	412,929	(9,858)
EUR	8,249,107	BOA	02/02/21	USD	10,100,000	15,652
EUR	1,279,965	JPMC	02/24/21	USD	1,528,951	(36,535)
EUR	622,000	JPMC	02/24/21	USD	742,995	(17,754)
GBP	5,022,970	DBAG	01/05/21	USD	6,710,000	(158,916)
GBP	2,534,604	DBAG	01/05/21	USD	3,390,000	(76,073)
GBP	7,387,064	BOA	02/02/21	USD	10,100,000	(4,050)
IDR	78,136,232,000	JPMC	02/24/21	USD	5,486,710	(48,873)
IDR	78,136,232,346	JPMC	03/31/21	USD	5,470,193	(46,709)
INR	124,509,000	HSBC	01/04/21	USD	1,698,995	(5,032)
INR	124,509,000	HSBC	01/04/21	USD	1,698,995	(5,032)
INR	737,805,000	CBNA	01/06/21	USD	10,100,000	3,702
JPY	352,138,962	BOA	01/05/21	USD	3,390,000	(20,382)
JPY	699,098,125	CBNA	01/05/21	USD	6,710,000	(60,598)
JPY	10,602,120,000	BBP	01/19/21	USD	102,031,758	(665,628)
JPY	1,042,423,020	BOA	02/02/21	USD	10,100,000	914
KRW	1,472,382,080	BBP	01/07/21	USD	1,352,000	(3,482)
KRW	1,472,382,080	BBP	01/07/21	USD	1,352,000	(3,481)
KRW	556,567,200	BOA	01/13/21	USD	504,000	(8,448)
KRW	556,567,200	BOA	01/13/21	USD	504,000	(8,448)
KRW	559,730,000	JPMC	01/13/21	USD	502,000	(13,360)
KRW	559,730,000	JPMC	01/13/21	USD	502,000	(13,360)
MXN	201,247,550	CBNA	01/05/21	USD	10,100,000	(13,196)
MXN	14,022,849	BOA	01/13/21	USD	699,000	(4,998)
MXN	13,620,288	BOA	01/13/21	USD	678,000	(5,788)
MXN	13,568,984	BOA	01/13/21	USD	678,000	(3,212)
MXN	3,364,046	BOA	01/13/21	USD	169,000	113
MXN	3,364,046	BOA	01/13/21	USD	169,000	113
MXN	17,062,314	HSBC	01/13/21	USD	845,000	(11,590)
MXN	5,785,999	HSBC	01/13/21	USD	289,198	(1,280)
MXN	5,785,999	HSBC	01/13/21	USD	289,198	(1,280)
MXN	16,976,180	MSIP	01/13/21	USD	849,000	(3,266)
MXN	177,147,236	BBP	02/26/21	USD	8,737,225	(112,073)
MXN	56,108,000	DBAG	02/26/21	USD	2,773,916	(28,930)
NOK	5,918,737	BOA	01/13/21	USD	678,000	(12,302)
PLN	3,753,236	BNP	01/13/21	USD	1,002,000	(2,782)
PLN	3,753,236	BNP	01/13/21	USD	1,002,000	(2,782)
RUB	748,006,000	JPMC	01/12/21	USD	10,100,000	(15,537)
RUB	50,800,985	BNP	01/13/21	USD	669,000	(17,916)
RUB	75,635,680	BOA	01/13/21	USD	1,021,000	(1,723)
RUB	62,207,915	BOA	01/13/21	USD	847,000	5,843
RUB	62,207,915	BOA	01/13/21	USD	847,000	5,843
RUB	50,965,260	BOA	01/13/21	USD	678,000	(11,137)
RUB	50,965,260	BOA	01/13/21	USD	678,000	(11,137)
RUB	24,668,640	BOA	01/13/21	USD	333,000	(562)
RUB	127,633,500	CBNA	01/13/21	USD	1,695,000	(30,822)
RUB	968,335,756	CBNA	02/24/21	USD	12,678,203	(358,385)
RUB	116,414,580	CBNA	02/24/21	USD	1,517,000	(50,275)
SEK	28,477,010	BOA	01/05/21	USD	3,390,000	(71,156)
SEK	57,316,431	JPMC	01/05/21	USD	6,710,000	(256,361)

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
SEK	82,919,798	BOA	02/02/21	USD	10,100,000	$18,262
TRY	4,068,680	BBP	02/16/21	USD	507,000	(31,863)
TWD	47,202,480	JPMC	01/19/21	USD	1,694,000	13,980
TWD	47,202,480	JPMC	01/19/21	USD	1,694,000	13,980
ZAR	148,356,375	BNP	01/05/21	USD	10,100,000	4,296
ZAR	24,365,795	BOA	01/13/21	USD	1,596,867	(58,933)
ZAR	15,319,534	BOA	01/13/21	USD	1,004,000	(37,053)
ZAR	12,908,812	BOA	01/13/21	USD	845,000	(32,230)
ZAR	12,908,812	BOA	01/13/21	USD	845,000	(32,230)

Net Unrealized Depreciation						$(2,817,810)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/22/21	287	USD	49,704,813	$(152,150)
U.S. Treasury Note 2 Year Futures	03/31/21	1,124	USD	248,377,656	213,770
U.S. Treasury Note 5 Year Futures	03/31/21	1,760	USD	222,048,751	548,508
U.S. Treasury Ultra Long Bond Futures	03/22/21	924	USD	197,331,750	(1,058,079)

Futures Contracts—Short
90 Day Eurodollar Futures	12/19/22	(71)	USD	(17,704,738)	(13,127)
Euro-Bund Futures	03/08/21	(511)	EUR	(90,774,040)	(10,645)
Euro-Buxl 30 Year Bond Futures	03/08/21	(98)	EUR	(22,073,520)	(255,140)
U.S. Treasury Note 10 Year Futures	03/22/21	(403)	USD	(55,645,484)	(115,796)
U.S. Treasury Note Ultra 10 Year Futures	03/22/21	(116)	USD	(18,137,688)	42,929

Net Unrealized Depreciation					$(799,730)

Purchased Options

Exchange Traded Equity Options	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation
Call - Caesars Entertainment, Inc.	USD	45.000	01/15/21	245	USD	1,102,500	$262,490	$697,025	$434,535
Call - Caesars Entertainment, Inc.	USD	40.000	03/19/21	197	USD	788,000	245,037	650,100	405,063
Call - Caesars Entertainment, Inc.	USD	50.000	03/19/21	243	USD	1,215,000	343,830	609,930	266,100
Call - Caesars Entertainment, Inc.	USD	60.000	03/19/21	289	USD	1,734,000	473,395	520,200	46,805

Total							$1,324,752	$2,477,255	$1,152,503

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Put/RUB Call	RUB	89.000	BOA	02/05/21	2,790,000	EUR	2,790,000	$60,381	$29,874	$(30,507)
USD Call/CLP Put	CLP	730.000	MSIP	03/18/21	3,390,000	USD	3,390,000	71,109	46,894	(24,215)
USD Call/KRW Put	KRW	1,110.000	BOA	01/05/21	2,704,000	USD	2,704,000	8,158	57	(8,101)
USD Call/KRW Put	KRW	1,095.000	JPMC	01/11/21	3,046,000	USD	3,046,000	17,149	9,309	(7,840)
USD Call/KRW Put	KRW	1,180.000	JPMC	01/11/21	3,340,000	USD	3,340,000	23,767	3	(23,764)
USD Call/KRW Put	KRW	1,071.000	BOA	02/04/21	202,000	USD	202,000	29,896	49,133	19,237
USD Call/MXN Put	MXN	22.350	MSIP	02/12/21	2,505,000	USD	2,505,000	8,567	4,797	(3,770)
USD Call/RUB Put	RUB	78.500	CBNA	01/26/21	1,690,000	USD	1,690,000	11,078	6,909	(4,169)
USD Call/RUB Put	RUB	81.000	CBNA	02/12/21	1,070,400	USD	1,070,400	5,887	4,729	(1,158)
USD Call/TRY Put	TRY	7.350	CBNA	04/23/21	338,000	USD	338,000	40,560	94,365	53,805

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Purchased Options—(Continued)

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/ZAR Put	ZAR	15.300	BNP	01/07/21	2,368,000	USD	2,368,000	$24,433	$2,179	$(22,254)
USD Call/ZAR Put	ZAR	14.750	JPMC	03/18/21	1,187,000	USD	1,187,000	35,686	37,477	1,791
USD Put/BRL Call	BRL	5.100	GSI	01/21/21	3,390,000	USD	3,390,000	58,579	43,663	(14,916)
USD Put/BRL Call	BRL	4.950	MSIP	02/05/21	2,534,000	USD	2,534,000	47,969	20,179	(27,790)
USD Put/BRL Call	BRL	5.050	MSIP	03/02/21	34,841,022	USD	34,841,022	691,141	648,008	(43,133)
USD Put/BRL Call	BRL	5.250	MSIP	02/11/21	8,349,000	USD	8,349,000	193,154	287,506	94,352
USD Put/COP Call	COP	3,630.000	MSIP	01/25/21	2,366,000	USD	2,366,000	41,325	142,183	100,858
USD Put/COP Call	COP	3,760.000	MSIP	02/12/21	5,010,000	USD	5,010,000	113,491	491,220	377,729
USD Put/IDR Call	IDR	14,100.000	BNP	02/08/21	3,378,000	USD	3,378,000	36,025	64,125	28,100
USD Put/IDR Call	IDR	14,000.000	JPMC	02/09/21	3,384,000	USD	3,384,000	32,182	49,156	16,974
USD Put/KRW Call	KRW	1,140.000	JPMC	01/11/21	3,340,000	USD	3,340,000	48,179	157,431	109,252
USD Put/MXN Call	MXN	20.000	MSIP	01/15/21	1,340,000	USD	1,340,000	4,194	10,783	6,589
USD Put/MXN Call	MXN	20.000	DBAG	01/15/21	670,000	USD	670,000	9,504	8,713	(791)
USD Put/MXN Call	MXN	20.600	GSI	02/12/21	8,349,000	USD	8,349,000	169,165	327,556	158,391
USD Put/MXN Call	MXN	20.000	CBNA	02/22/21	5,054,000	USD	5,054,000	113,007	104,880	(8,127)
USD Put/NOK Call	NOK	8.650	BOA	02/12/21	1,355,000	USD	1,355,000	20,442	28,676	8,234
USD Put/RUB Call	RUB	75.500	DBAG	01/26/21	3,378,000	USD	3,378,000	68,915	91,618	22,703
USD Put/RUB Call	RUB	72.000	UBSA	01/26/21	1,689,000	USD	1,689,000	7,280	7,596	316
USD Put/RUB Call	RUB	72.000	CBNA	01/26/21	1,689,000	USD	1,689,000	7,837	7,595	(242)
USD Put/RUB Call	RUB	75.500	DBAG	02/12/21	5,016,000	USD	5,016,000	116,808	154,217	37,409
USD Put/RUB Call	RUB	76.000	CBNA	02/19/21	3,369,000	USD	3,369,000	85,180	122,328	37,148
USD Put/TRY Call	TRY	7.600	CBNA	01/15/21	1,176,000	USD	1,176,000	21,620	31,100	9,480
USD Put/TRY Call	TRY	7.850	DBAG	02/08/21	1,351,000	USD	1,351,000	27,062	72,814	45,752
USD Put/TRY Call	TRY	7.750	CBNA	04/22/21	505,000	USD	505,000	13,814	19,106	5,292

Totals								$2,263,544	$3,176,179	$912,635

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount	Premiums Paid	Market Value	Unrealized Depreciation
Put - Eurodollar Midcurve 1 Year Futures	USD	99.625	09/10/21	5,238	USD 13,095,000	$655,518	$327,375	$(328,143)
Put - Eurodollar Midcurve 2 Year Futures	USD	99.375	09/10/21	4,659	USD 11,647,500	755,135	727,968	(27,167)
Put - Eurodollar Midcurve 3 Year Futures	USD	99.250	06/11/21	4,086	USD 10,215,000	926,262	842,738	(83,524)

Totals						$2,336,915	$1,898,081	$(438,834)

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/RUB Put	RUB	92.000	BOA	02/05/21	(1,952,000)	EUR	(1,952,000)	$(32,488)	$(36,206)	$(3,718)
USD Call/BRL Put	TRY	5.250	GSI	01/21/21	(1,696,000)	USD	(1,696,000)	(25,983)	(29,185)	(3,202)
USD Call/CLP Put	CLP	780.000	MSIP	03/18/21	(3,390,000)	USD	(3,390,000)	(20,631)	(12,994)	7,637
USD Call/COP Put	COP	3,800.000	MSIP	01/25/21	(2,366,000)	USD	(2,366,000)	(22,581)	(672)	21,909
USD Call/KRW Put	KRW	1,160.000	JPMC	01/11/21	(3,340,000)	USD	(3,340,000)	(38,717)	(7)	38,710
USD Call/MXN Put	MXN	22.350	GSI	02/12/21	(2,505,000)	USD	(2,505,000)	(66,989)	(4,797)	62,192
USD Call/MXN Put	MXN	21.000	CBNA	02/22/21	(3,369,000)	USD	(3,369,000)	(62,225)	(31,180)	31,045
USD Call/NOK Put	NOK	9.000	BOA	02/12/21	(1,355,000)	USD	(1,355,000)	(12,836)	(5,732)	7,104
USD Call/RUB Put	RUB	78.500	DBAG	01/26/21	(3,378,000)	USD	(3,378,000)	(47,268)	(13,809)	33,459
USD Call/RUB Put	RUB	81.000	DBAG	02/12/21	(1,070,400)	USD	(1,070,400)	(27,458)	(4,729)	22,729
USD Call/RUB Put	RUB	80.000	CBNA	02/19/21	(2,358,000)	USD	(2,358,000)	(39,961)	(15,657)	24,304
USD Call/TRY Put	TRY	7.750	BOA	01/22/21	(509,000)	USD	(509,000)	(10,277)	(3,877)	6,400
USD Call/ZAR Put	ZAR	15.800	BNP	01/07/21	(3,384,000)	USD	(3,384,000)	(13,066)	(433)	12,633
USD Call/ZAR Put	ZAR	15.500	JPMC	03/18/21	(1,187,000)	USD	(1,187,000)	(17,188)	(17,875)	(687)
USD Put/BRL Call	BRL	4.900	GSI	01/21/21	(5,086,000)	USD	(5,086,000)	(22,816)	(15,304)	7,512
USD Put/BRL Call	BRL	4.900	MSIP	03/02/21	(34,841,022)	USD	(34,841,022)	(341,268)	(340,223)	1,045
USD Put/BRL Call	BRL	4.950	MSIP	02/11/21	(10,854,000)	USD	(10,854,000)	(92,270)	(98,695)	(6,425)

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Written Options—(Continued)

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
USD Put/CLP Call	CLP	700.000	MSIP	03/18/21	(3,390,000)	USD	(3,390,000)	$(33,595)	$(53,759)	$(20,164)
USD Put/COP Call	COP	3,600.000	MSIP	02/12/21	(6,513,000)	USD	(6,513,000)	(50,293)	(357,987)	(307,694)
USD Put/MXN Call	MXN	19.500	DBAG	01/15/21	(670,000)	USD	(670,000)	(4,211)	(2,096)	2,115
USD Put/MXN Call	MXN	19.500	GSI	02/12/21	(10,854,000)	USD	(10,854,000)	(74,111)	(90,533)	(16,422)
USD Put/RUB Call	RUB	72.000	DBAG	01/26/21	(3,378,000)	USD	(3,378,000)	(16,329)	(15,191)	1,138
USD Put/RUB Call	RUB	72.500	DBAG	02/12/21	(6,521,000)	USD	(6,521,000)	(65,810)	(63,971)	1,839
USD Put/RUB Call	RUB	72.000	CBNA	02/19/21	(4,211,000)	USD	(4,211,000)	(28,776)	(36,299)	(7,523)
USD Put/TRY Call	TRY	7.300	CBNA	01/15/21	(1,344,000)	USD	(1,344,000)	(9,330)	(7,647)	1,683
USD Put/TRY Call	TRY	7.550	DBAG	02/08/21	(1,689,000)	USD	(1,689,000)	(12,144)	(42,764)	(30,620)
USD Put/ZAR Call	ZAR	14.000	JPMC	03/18/21	(1,187,000)	USD	(1,187,000)	(12,275)	(9,181)	3,094

Totals								$(1,200,896)	$(1,310,803)	$(109,907)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M HICP	Maturity	0.903%	Maturity	11/15/30	EUR	12,490,000	$(376,010)	$583	$(376,593)
Pay	12M HICP	Maturity	0.915%	Maturity	10/15/30	EUR	13,625,000	(248,302)	646	(248,948)
Pay	12M HICP	Maturity	0.962%	Maturity	09/15/30	EUR	11,605,000	(139,732)	545	(140,277)
Pay	12M HICP	Maturity	0.978%	Maturity	09/15/30	EUR	11,605,000	(115,061)	542	(115,603)
Pay	12M HICP	Maturity	1.127%	Maturity	12/15/30	EUR	2,860,000	(2,547)	141	(2,688)
Pay	12M HICP	Maturity	1.135%	Maturity	12/15/30	EUR	4,290,000	1,018	211	807
Pay	12M HICP	Maturity	1.141%	Maturity	12/15/30	EUR	4,290,000	4,466	211	4,255
Pay	12M UKRPI	Maturity	3.325%	Maturity	11/15/40	GBP	3,620,000	38,828	241	38,587
Pay	12M UKRPI	Maturity	3.380%	Maturity	12/15/40	GBP	1,120,000	39,421	81	39,340
Pay	12M UKRPI	Maturity	3.381%	Maturity	12/15/40	GBP	2,500,000	89,201	181	89,020
Pay	1-Day CORR	Maturity	0.476%	Maturity	10/07/23	CAD	74,100,348	27,668	888	26,780
Pay	28-Day TIIE	Monthly	5.040%	Monthly	11/12/25	MXN	156,825,000	121,385	140	121,245
Pay	28-Day TIIE	Monthly	6.590%	Monthly	11/08/24	MXN	36,155,979	133,441	26	133,415
Pay	28-Day TIIE	Monthly	6.670%	Monthly	08/12/24	MXN	57,886,667	213,013	39	212,974
Pay	28-Day TIIE	Monthly	6.715%	Monthly	08/13/24	MXN	49,808,000	187,189	34	187,155
Pay	28-Day TIIE	Monthly	8.390%	Monthly	01/18/24	MXN	84,955,637	490,253	51	490,202
Pay	3M CDOR	Semi-Annually	0.740%	Semi-Annually	10/26/23	CAD	95,336,000	5,767	1,170	4,597
Pay	3M CDOR	Semi-Annually	0.750%	Semi-Annually	10/24/23	CAD	126,812,000	18,779	1,562	17,217
Pay	3M CDOR	Semi-Annually	0.758%	Semi-Annually	10/07/23	CAD	177,915,000	49,661	(1,561)	51,222
Pay	3M CDOR	Semi-Annually	0.833%	Semi-Annually	11/09/23	CAD	90,965,000	65,274	1,150	64,124
Pay	3M CDOR	Semi-Annually	0.850%	Semi-Annually	12/01/23	CAD	106,070,000	77,813	1,376	76,437
Receive	12M HICP	Maturity	0.670%	Maturity	10/15/25	EUR	13,625,000	146,934	560	146,374
Receive	12M HICP	Maturity	0.703%	Maturity	11/15/25	EUR	12,490,000	223,744	535	223,209
Receive	12M HICP	Maturity	0.720%	Maturity	09/15/25	EUR	11,605,000	94,410	467	93,943
Receive	12M HICP	Maturity	0.730%	Maturity	09/15/25	EUR	11,605,000	86,906	465	86,441
Receive	12M HICP	Maturity	1.005%	Maturity	12/15/25	EUR	2,860,000	340	130	210
Receive	12M HICP	Maturity	1.026%	Maturity	12/15/25	EUR	4,290,000	(5,390)	195	(5,585)
Receive	12M HICP	Maturity	1.027%	Maturity	12/15/25	EUR	4,290,000	(5,755)	195	(5,950)
Receive	3M CDOR	Semi-Annually	0.798%	Semi-Annually	12/12/23	CAD	110,350,000	(29,449)	1,468	(30,917)
Receive	3M LIBOR	Semi-Annually	2.915%	Quarterly	08/23/26	USD	110,000	(14,884)	2	(14,886)
Receive	3M LIBOR	Semi-Annually	3.156%	Quarterly	10/03/28	USD	1,279,000	(236,913)	21	(236,934)

Totals								$941,468	$12,295	$929,173

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid	Unrealized Depreciation
CDX.NA.HY.33.V12	(5.000%)	Quarterly	12/20/24	2.525%	USD	4,786,420	$(441,652)	$77,506	$(519,158)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	12/20/24	JPMC	3.914%	USD	460,000	$(18,039)	$30,681	$(48,720)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	06/20/25	JPMC	4.099%	USD	480,000	(17,236)	53,369	(70,605)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	2.137%	USD	250,000	(23,914)	(10,241)	(13,673)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	2.137%	USD	250,000	(23,914)	(11,052)	(12,862)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BBP	2.137%	USD	250,000	(23,914)	(11,599)	(12,315)
Boeing Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	BNP	1.187%	USD	460,000	3,325	(7,294)	10,619
Boeing Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	MSIP	1.187%	USD	1,185,000	8,566	(11,135)	19,701
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/25	BBP	1.420%	USD	4,481,600	91,119	272,687	(181,568)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/25	BBP	1.420%	USD	2,540,000	51,643	144,926	(93,283)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/25	BBP	1.420%	USD	640,000	13,012	34,511	(21,499)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/25	BBP	1.420%	USD	630,000	12,809	33,127	(20,318)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/25	BBP	1.420%	USD	556,000	11,304	29,981	(18,677)
Broadcom, Inc. 4.750%, due 04/15/29	(1.000%)	Quarterly	12/20/24	JPMC	0.669%	USD	285,000	(3,726)	6,939	(10,665)
Chile Government International Bond 3.240%, due 06/02/28	(1.000%)	Quarterly	12/20/25	CBNA	0.451%	USD	1,098,000	(29,869)	(14,375)	(15,494)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/25	BBP	0.883%	USD	370,000	(2,128)	6,060	(8,188)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/25	BBP	0.883%	USD	370,000	(2,128)	6,410	(8,538)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/25	CBNA	0.883%	USD	7,599,000	(43,700)	140,523	(184,223)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/25	GSI	0.883%	USD	536,000	(3,082)	11,730	(14,812)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/25	GSI	0.883%	USD	1,350,000	(7,764)	23,982	(31,746)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/25	MSIP	0.883%	USD	220,000	(1,265)	3,708	(4,973)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/25	MSIP	0.883%	USD	330,000	(1,898)	5,834	(7,732)
Indonesia Government International Bond 3.700%, due 01/08/22	(1.000%)	Quarterly	12/20/25	CBNA	0.681%	USD	540,000	(8,470)	957	(9,427)
Indonesia Government International Bond 3.700%, due 01/08/22	(1.000%)	Quarterly	12/20/25	CBNA	0.681%	USD	560,000	(8,783)	1,260	(10,043)
Indonesia Government International Bond 3.700%, due 01/08/22	(1.000%)	Quarterly	12/20/25	CBNA	0.681%	USD	3,571,000	(56,011)	3,422	(59,433)

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Indonesia Government International Bond 3.700%, due 01/08/22	(1.000%)	Quarterly	12/20/25	JPMC	0.681%	USD	726,000	$(11,387)	$1,391	$(12,778)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/25	BBP	0.812%	USD	610,000	(5,647)	9,054	(14,701)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/25	BBP	0.812%	USD	610,000	(5,647)	9,919	(15,566)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/25	BBP	0.812%	USD	5,300,050	(49,061)	93,351	(142,412)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/25	MSIP	0.812%	USD	606,000	(5,610)	9,997	(15,607)
Occidental Petroleum Corp. 5.550%, due 03/15/26	(1.000%)	Quarterly	12/20/24	BBP	4.081%	USD	970,000	106,702	404,734	(298,032)
Philippines Government International Bond 10.625%, due 03/16/25	(1.000%)	Quarterly	12/20/25	GSI	0.353%	USD	3,913,035	(125,353)	(87,944)	(37,409)
Republic of South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	12/20/25	GSI	2.019%	USD	1,454,100	70,607	131,385	(60,778)
Republic of South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	12/20/25	MSIP	2.019%	USD	5,519,431	268,007	505,891	(237,884)
Republic of South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	12/20/25	MSIP	2.019%	USD	5,266,035	255,703	482,666	(226,963)
Republic of South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	12/20/25	MSIP	2.019%	USD	1,826,000	88,665	163,305	(74,640)
Republic of South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	12/20/25	MSIP	2.019%	USD	650,865	31,604	59,656	(28,052)
Russian Federal Bond - OFZ 7.500%, due 03/31/30	(1.000%)	Quarterly	12/20/25	BOA	0.871%	USD	1,396,571	(8,867)	12,798	(21,665)
Russian Federal Bond - OFZ 7.500%, due 03/31/30	(1.000%)	Quarterly	12/20/25	BOA	0.871%	USD	1,547,102	(9,823)	10,724	(20,547)
Russian Federal Bond - OFZ 7.500%, due 03/31/30	(1.000%)	Quarterly	12/20/25	BOA	0.871%	USD	1,826,000	(11,594)	13,406	(25,000)
Russian Federal Bond - OFZ 7.500%, due 03/31/30	(1.000%)	Quarterly	12/20/25	CBNA	0.871%	USD	627,327	(3,983)	4,003	(7,986)
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	Quarterly	06/20/24	BBP	2.668%	USD	499,000	(38,674)	(4,080)	(34,594)

Totals								$461,579	$2,564,667	$(2,103,088)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Received	Unrealized Appreciation
Broadcom, Inc. 4.750%, due 04/15/29	1.000%	Quarterly	06/20/24	CBNA	0.575%	USD	3,239,000	$47,724	$(171,969)	$219,693

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.135%	USD	1,001,000	$(5,288)	$145	$(5,433)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.135%	USD	2,340,000	(12,361)	(883)	(11,478)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	CSI	0.215%	USD	1,610,000	(21,502)	19,805	(41,307)

See accompanying notes to financial statements.

BHFTII-46

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	DBAG	0.215%	USD	1,280,000	$(17,095)	$15,972	$(33,067)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.215%	USD	900,000	(12,020)	11,071	(23,091)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.215%	USD	1,090,000	(14,557)	13,409	(27,966)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.215%	USD	1,960,000	(26,176)	26,423	(52,599)
CMBX.NA.BBB-.V6	(3.000%)	Monthly	05/11/63	JPMC	22.313%	USD	340,000	90,794	34,298	56,496
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	CGM	5.855%	USD	500,000	59,468	16,888	42,580
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	MSIP	5.855%	USD	105,000	12,488	5,807	6,681

Totals								$53,751	$142,935	$(89,184)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Received	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	2.573%	USD	660,000	$(20,335)	$(30,601)	$10,266
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	2.573%	USD	1,310,000	(40,362)	(59,736)	19,374
CMBX.NA.AAA.V7	0.500%	Monthly	01/17/47	CSI	0.158%	USD	5,000,000	46,474	(156,398)	202,872
CMBX.NA.BBB-.V10	3.000%	Monthly	11/17/59	JPMC	5.492%	USD	40,000	(4,942)	(3,575)	(1,367)
CMBX.NA.BBB-.V6	3.000%	Monthly	05/11/63	CSI	22.313%	USD	340,000	(90,794)	(28,925)	(61,869)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	DBAG	5.855%	USD	467,000	(55,543)	(57,312)	1,769
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	JPMC	5.855%	USD	130,000	(15,462)	(29,298)	13,836
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	5.855%	USD	236,000	(28,069)	(11,455)	(16,614)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	5.855%	USD	240,000	(28,544)	(317)	(28,227)

Totals								$(237,577)	$(377,617)	$140,040

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Receive	3M LIBOR	Quarterly	02/12/21	CBNA	Antero Resources Corp.	USD	346,557	$(163,912)	$—	$(163,912)
Receive	3M LIBOR	Quarterly	11/15/21	BNP	Choice Hotels International, Inc.	USD	361,495	(2,881)	—	(2,881)
Receive	3M LIBOR	Quarterly	10/18/21	CSI	ConocoPhillips	USD	333,564	(63,336)	—	(63,336)
Receive	3M LIBOR	Maturity	02/12/21	CBNA	EQT Corp.	USD	509,536	63,517	—	63,517
Pay	3M LIBOR	Quarterly	03/20/21	BBP	Markit iBoxx USD Liquid High Yield Index	USD	25,290,000	201,073	—	201,073

Totals								$34,461	$—	$34,461

Securities in the amount of $389,958 have been received at the custodian bank as collateral for OTC swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

See accompanying notes to financial statements.

BHFTII-47

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(CNH)—	Chinese Renminbi
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(KZT)—	Kazakhstani Tenge
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PEN)—	Peruvian Nuevo Sol
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDOR)—	Canadian Dollar Offered Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CORR)—	Canadian Average Overnight Repo Rate
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(HICP)—	Harmonized Index of Consumer Prices
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(UKRPI)—	United Kingdom Retail Price Index

Other Abbreviations

(ADR)—	American Depositary Receipt
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-48

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$1,320,109,854	$—	$1,320,109,854
Total U.S. Treasury & Government Agencies*	—	1,269,024,058	—	1,269,024,058
Asset-Backed Securities
Asset-Backed - Home Equity	—	18,430,669	—	18,430,669
Asset-Backed - Manufactured Housing	—	14,258,164	—	14,258,164
Asset-Backed - Other	—	333,064,044	1,159,986	334,224,030
Asset-Backed - Student Loan	—	10,950,850	—	10,950,850
Total Asset-Backed Securities	—	376,703,727	1,159,986	377,863,713
Mortgage-Backed Securities
Collateralized Mortgage Obligations	—	64,674,691	—	64,674,691
Commercial Mortgage-Backed Securities	—	117,007,600	541,873	117,549,473
Total Mortgage-Backed Securities	—	181,682,291	541,873	182,224,164
Total Foreign Government*	—	109,551,041	—	109,551,041
Floating Rate Loans
Advertising	—	103,294	—	103,294
Airlines	—	4,314,819	—	4,314,819
Building Materials	—	1,161,875	—	1,161,875
Commercial Services (Less Unfunded Loan Commitments of $1,770,364)	—	3,167,019	1,276,112	4,443,131
Computers	—	308,566	—	308,566
Distribution/Wholesale	—	230,157	—	230,157
Diversified Financial Services	—	1,717,234	—	1,717,234
Electric	—	1,614,109	—	1,614,109
Entertainment	—	6,534,476	—	6,534,476
Food	—	166,910	—	166,910
Healthcare-Services	—	3,224,351	—	3,224,351
Household Products/Wares	—	644,608	—	644,608
Internet	—	995,169	—	995,169
Lodging	—	6,461,146	—	6,461,146
Machinery-Diversified	—	206,070	—	206,070
Media	—	970,742	—	970,742
Metal Fabricate/Hardware	—	432,690	—	432,690
Mining	—	208,783	—	208,783
Oil & Gas	—	2,746,015	—	2,746,015
Pharmaceuticals	—	1,526,654	—	1,526,654
Pipelines	—	2,504,598	—	2,504,598
Real Estate Investment Trusts	—	1,465,934	—	1,465,934
Retail	—	2,658,803	—	2,658,803
Telecommunications	—	2,157,246	—	2,157,246
Transportation	—	2,367,558	—	2,367,558
Total Floating Rate Loans (Less Unfunded Loan Commitments of $1,770,364)	—	47,888,826	1,276,112	49,164,938
Total Municipals*	—	26,412,179	—	26,412,179

See accompanying notes to financial statements.

BHFTII-49

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Entertainment	$306,973	$—	$—	$306,973
Equity Real Estate Investment Trusts	4,218,835	—	—	4,218,835
Health Care Providers & Services	822,629	—	—	822,629
Household Durables	1,703,079	—	—	1,703,079
Independent Power and Renewable Electricity Producers	452,455	—	—	452,455
Media	502,649	—	—	502,649
Oil, Gas & Consumable Fuels	913,766	233,801	—	1,147,567
Real Estate Management & Development	593,835	—	—	593,835
Special Purpose Acquisition Companies	761,360	—	—	761,360
Total Common Stocks	10,275,581	233,801	—	10,509,382
Total Convertible Bonds*	—	2,165,750	—	2,165,750
Total Warrant*	270,368	—	—	270,368
Escrow Shares
Savings & Loans	—	—	1	1
Total Short-Term Investments*	—	347,819,581	—	347,819,581
Securities Lending Reinvestments
Repurchase Agreements	—	21,712,202	—	21,712,202
Mutual Funds	1,000,000	—	—	1,000,000
Total Securities Lending Reinvestments	1,000,000	21,712,202	—	22,712,202
Purchased Options
Equity Options at Value	2,477,255	—	—	2,477,255
Foreign Currency Options at Value	—	3,176,179	—	3,176,179
Options on Exchange-Traded Futures Contracts at Value	1,898,081	—	—	1,898,081
Total Purchased Options	$4,375,336	$3,176,179	$—	$7,551,515
Total Net Investments	$15,921,285	$3,706,479,489	$2,977,972	$3,725,378,746

Collateral for Securities Loaned (Liability)	$—	$(22,712,202)	$—	$(22,712,202)
TBA Forward Sales Commitments	$—	$(100,722,334)	$—	$(100,722,334)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,246,775	$—	$2,246,775
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(5,064,585)	—	(5,064,585)
Total Forward Contracts	$—	$(2,817,810)	$—	$(2,817,810)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$805,207	$—	$—	$805,207
Futures Contracts (Unrealized Depreciation)	(1,604,937)	—	—	(1,604,937)
Total Futures Contracts	$(799,730)	$—	$—	$(799,730)
Total Written Options at Value	$—	$(1,310,803)	$—	$(1,310,803)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,107,554	$—	$2,107,554
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,697,539)	—	(1,697,539)
Total Centrally Cleared Swap Contracts	$—	$410,015	$—	$410,015
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,534,604	$—	$1,534,604
OTC Swap Contracts at Value (Liabilities)	—	(1,174,666)	—	(1,174,666)
Total OTC Swap Contracts	$—	$359,938	$—	$359,938

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2020 is not presented.

Transfers from Level 3 to Level 2 in the amount of $234,365 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTII-50

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b) (c)	$3,725,378,746
Cash	1,750,508
Cash denominated in foreign currencies (d)	12,217,088
Cash collateral (e)	5,282,520
OTC swap contracts at market value (f)	1,534,604
Unrealized appreciation on forward foreign currency exchange contracts	2,246,775
Receivable for:
Investments sold	7,189,233
TBA securities sold (g)	381,235,287
Premiums on written options	341,268
Fund shares sold	1,737,380
Principal paydowns	3,621
Interest	19,318,013
Variation margin on futures contracts	809,850
Interest on OTC swap contracts	3,393
Variation margin on centrally cleared swap contracts	68,886
Prepaid expenses	10,480
Other assets	3,936

Total Assets	4,159,131,588
Liabilities
Written options at value (h)	1,310,803
TBA Forward sales commitments, at value	100,722,334
OTC swap contracts at market value (i)	1,174,666
Cash collateral for OTC swap contracts	1,175,100
Unrealized depreciation on forward foreign currency exchange contracts	5,064,585
Collateral for securities loaned	22,712,202
Payables for:
Investments purchased	14,464,133
TBA securities purchased (g)	601,692,442
Fund shares redeemed	341,279
Foreign taxes	144,155
Premium on purchased and written options	730,204
Interest on forward sales commitments	113,078
Interest on OTC swap contracts	25,217
Accrued Expenses:
Management fees	970,669
Distribution and service fees	120,002
Deferred trustees’ fees	162,094
Other expenses	546,846

Total Liabilities	751,469,809

Net Assets	$3,407,661,779

Net Assets Consist of:
Paid in surplus	$3,140,149,519
Distributable earnings (Accumulated losses) (j)	267,512,260

Net Assets	$3,407,661,779

Net Assets
Class A	$2,797,651,183
Class B	516,405,537
Class E	93,605,059
Capital Shares Outstanding*
Class A	24,559,941
Class B	4,625,338
Class E	830,008
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$113.91
Class B	111.65
Class E	112.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,613,766,793.
(b)	Includes securities loaned at value of $30,535,524.
(c)	Investments at value is net of unfunded loan commitments of $1,770,364.
(d)	Identified cost of cash denominated in foreign currencies was $11,936,954.
(e)	Includes collateral of $840,000 for OTC swap contracts and $4,442,520 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $1,973,066.
(g)	Included within TBA securities sold is $214,893,784 related to TBA forward sale commitments and included within TBA securities purchased is $114,497,087 related to TBA forward sale commitments.
(h)	Premiums received on written options were $1,200,896.
(i)	Net premium paid on OTC swap contracts was $184,950.
(j)	Includes foreign capital gains tax of $137,288.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends	$45,355
Interest (a)	92,936,799
Securities lending income	130,226

Total investment income	93,112,380
Expenses
Management fees	11,358,752
Administration fees	136,086
Custodian and accounting fees	909,228
Distribution and service fees—Class B	1,194,070
Distribution and service fees—Class E	140,182
Interest expense	112,707
Audit and tax services	128,786
Legal	50,390
Trustees’ fees and expenses	54,229
Shareholder reporting	235,151
Insurance	25,090
Miscellaneous	27,800

Total expenses	14,372,471
Less management fee waiver	(52,092)

Net expenses	14,320,379

Net Investment Income	78,792,001

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments (b)	106,553,979
Purchased options	(7,619,633)
Futures contracts	49,073,348
Written options	3,377,773
Swap contracts	12,228,626
Foreign currency transactions	2,255,039
Forward foreign currency transactions	(687,609)

Net realized gain	165,181,523

Net change in unrealized appreciation (depreciation) on:
Investments (c)	26,393,371
Purchased options	1,586,863
Futures contracts	4,052,718
Written options	(958,209)
Swap contracts	(721,466)
Foreign currency transactions	144,892
Forward foreign currency transactions	(3,105,676)

Net change in unrealized appreciation	27,392,493

Net realized and unrealized gain	192,574,016

Net Increase in Net Assets From Operations	$271,366,017

(a)	Net of foreign withholding taxes of $113,524.
(b)	Net of foreign capital gains tax of $141,839.
(c)	Includes change in foreign capital gains tax of $(51,729).

See accompanying notes to financial statements.

BHFTII-51

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$78,792,001	$108,634,786
Net realized gain	165,181,523	94,413,950
Net change in unrealized appreciation	27,392,493	121,143,057

Increase in net assets from operations	271,366,017	324,191,793

From Distributions to Shareholders
Class A	(98,356,164)	(106,888,496)
Class B	(15,658,619)	(16,439,729)
Class E	(3,240,127)	(3,492,655)

Total distributions	(117,254,910)	(126,820,880)

Decrease in net assets from capital share transactions	(156,956,437)	(316,447,764)

Total decrease in net assets	(2,845,330)	(119,076,851)

Net Assets
Beginning of period	3,410,507,109	3,529,583,960

End of period	$3,407,661,779	$3,410,507,109

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	533,831	$59,541,642	410,648	$43,876,342
Reinvestments	897,492	98,356,164	1,020,805	106,888,496
Redemptions	(3,021,322)	(334,672,260)	(4,203,590)	(448,159,971)

Net decrease	(1,589,999)	$(176,774,454)	(2,772,137)	$(297,395,133)

Class B
Sales	911,392	$99,786,527	483,349	$50,738,751
Reinvestments	145,594	15,658,619	159,857	16,439,729
Redemptions	(824,646)	(89,481,549)	(760,800)	(79,505,404)

Net increase (decrease)	232,340	$25,963,597	(117,594)	$(12,326,924)

Class E
Sales	69,281	$7,650,613	49,830	$5,275,961
Reinvestments	29,841	3,240,127	33,654	3,492,655
Redemptions	(154,960)	(17,036,320)	(146,654)	(15,494,323)

Net decrease	(55,838)	$(6,145,580)	(63,170)	$(6,725,707)

Decrease derived from capital shares transactions		$(156,956,437)		$(316,447,764)

See accompanying notes to financial statements.

BHFTII-52

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$108.84	$102.94	$106.93	$106.00	$106.14

Income (Loss) from Investment Operations
Net investment income (a)	2.67	3.39	3.33	3.18	2.76	(b)
Net realized and unrealized gain (loss)	6.54	6.56	(3.77)	1.13	0.61

Total income (loss) from investment operations	9.21	9.95	(0.44)	4.31	3.37

Less Distributions
Distributions from net investment income	(4.14)	(4.05)	(3.55)	(3.38)	(3.51)

Total distributions	(4.14)	(4.05)	(3.55)	(3.38)	(3.51)

Net Asset Value, End of Period	$113.91	$108.84	$102.94	$106.93	$106.00

Total Return (%) (c)	8.60	9.83	(0.36)	4.10	3.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.39	0.39	0.43	0.51	0.37
Gross ratio of expenses to average net assets excluding interest expense (%)	0.39	0.38	0.37	0.37	0.36
Net ratio of expenses to average net assets (%) (d)	0.39	0.39	0.43	0.51	0.37
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.39	0.38	0.37	0.37	0.36
Ratio of net investment income to average net assets (%)	2.40	3.18	3.22	2.98	2.56	(b)
Portfolio turnover rate (%)	437 (e)	482 (e)	439 (e)	615 (e)	571	(e)
Net assets, end of period (in millions)	$2,797.7	$2,846.1	$2,977.2	$3,256.0	$3,187.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$106.74	$101.01	$104.98	$104.12	$104.31

Income (Loss) from Investment Operations
Net investment income (a)	2.34	3.06	3.02	2.86	2.45	(b)
Net realized and unrealized gain (loss)	6.42	6.44	(3.71)	1.11	0.59

Total income (loss) from investment operations	8.76	9.50	(0.69)	3.97	3.04

Less Distributions
Distributions from net investment income	(3.85)	(3.77)	(3.28)	(3.11)	(3.23)

Total distributions	(3.85)	(3.77)	(3.28)	(3.11)	(3.23)

Net Asset Value, End of Period	$111.65	$106.74	$101.01	$104.98	$104.12

Total Return (%) (c)	8.34	9.55	(0.62)	3.85	2.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.64	0.68	0.76	0.62
Gross ratio of expenses to average net assets excluding interest expense (%)	0.64	0.63	0.62	0.62	0.61
Net ratio of expenses to average net assets (%) (d)	0.64	0.64	0.68	0.76	0.62
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.64	0.63	0.62	0.62	0.61
Ratio of net investment income to average net assets (%)	2.14	2.93	2.97	2.73	2.31	(b)
Portfolio turnover rate (%)	437 (e)	482 (e)	439 (e)	615 (e)	571	(e)
Net assets, end of period (in millions)	$516.4	$468.9	$455.6	$514.5	$516.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-53

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$107.78	$101.96	$105.94	$105.03	$105.18

Income (Loss) from Investment Operations
Net investment income (a)	2.48	3.20	3.15	2.99	2.57	(b)
Net realized and unrealized gain (loss)	6.48	6.49	(3.75)	1.12	0.60

Total income (loss) from investment operations	8.96	9.69	(0.60)	4.11	3.17

Less Distributions
Distributions from net investment income	(3.96)	(3.87)	(3.38)	(3.20)	(3.32)

Total distributions	(3.96)	(3.87)	(3.38)	(3.20)	(3.32)

Net Asset Value, End of Period	$112.78	$107.78	$101.96	$105.94	$105.03

Total Return (%) (c)	8.44	9.66	(0.52)	3.95	2.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	0.54	0.58	0.65	0.52
Gross ratio of expenses to average net assets excluding interest expense (%)	0.54	0.53	0.52	0.52	0.51
Net ratio of expenses to average net assets (%) (d)	0.54	0.54	0.58	0.65	0.52
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.54	0.53	0.52	0.52	0.51
Ratio of net investment income to average net assets (%)	2.25	3.03	3.07	2.82	2.40	(b)
Portfolio turnover rate (%)	437 (e)	482 (e)	439 (e)	615 (e)	571	(e)
Net assets, end of period (in millions)	$93.6	$95.5	$96.8	$110.4	$117.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 93%, 81%, 92%, 168%, and 178% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

BHFTII-54

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-55

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purposes Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Some SPACs may pursue transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

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Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2020, the Portfolio had open unfunded loan commitments of $1,770,364. At December 31, 2020, the Portfolio had sufficient cash and/or securities to cover these commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.

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BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $245,140,438. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $21,712,202. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will

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Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right toset-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2020, the Portfolio had an outstanding reverse repurchase agreement balance for 92 days. The average amount of borrowings was $114,361,006 and the annualized weighted average interest rate was 0.29% during the 92 day period. There were no outstanding reverse repurchase agreements as of December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(1,099,373)	$—	$—	$—	$(1,099,373)
Corporate Bonds & Notes	(16,225,161)	—	—	—	(16,225,161)
Foreign Government	(5,387,668)	—	—	—	(5,387,668)
Total Borrowings	$(22,712,202)	$—	$—	$—	$(22,712,202)
Gross amount of recognized liabilities for securities lending transactions					$(22,712,202)

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BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised,

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requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts

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due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2020, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront

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payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$1,898,081
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	2,107,554	Unrealized depreciation on centrally cleared swap contracts (b) (c)	$1,178,381
	Unrealized appreciation on futures contracts (b) (d)	805,207	Unrealized depreciation on futures contracts (b) (d)	1,604,937
Credit	OTC swap contracts at market value (e)	1,471,087	OTC swap contracts at market value (e)	944,537
			Unrealized depreciation on centrally cleared swap contracts (b) (c)	519,158
Equity	Investments at market value (a) (b)	2,477,255
	OTC swap contracts at market value (e)	63,517	OTC swap contracts at market value (e)	230,129
Foreign Exchange	Investments at market value (a)	3,176,179
	Unrealized appreciation on forward foreign currency exchange contracts	2,246,775	Unrealized depreciation on forward foreign currency exchange contracts	5,064,585
			Written options at value	1,310,803

Total		$14,245,655		$10,852,530

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(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Excludes OTC swap interest receivable of $3,393 and OTC swap interest payable of $25,217.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$374,290	$(374,290)	$—	$—
Barclays Bank plc	658,190	(658,190)	—	—
BNP Paribas S.A.	296,168	(236,794)	(30,000)	29,374
Citibank N.A.	1,260,398	(1,260,398)	—	—
Citigroup Global Markets, Inc.	59,468	—	(59,468)	—
Credit Suisse International	46,474	(46,474)	—	—
Deutsche Bank AG	745,331	(745,331)	—	—
Goldman Sachs International	441,826	(441,826)	—	—
HSBC Bank plc	146,057	(41,016)	—	105,041
JPMorgan Chase Bank N.A.	557,039	(557,039)	—	—
Morgan Stanley & Co. International plc	2,347,169	(1,217,585)	(880,000)	249,584
UBS AG	25,148	(25,148)	—	—

	$6,957,558	$(5,604,091)	$(969,468)	$383,999

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$644,627	$(374,290)	$—	$270,337
Barclays Bank plc	943,726	(658,190)	—	285,536
BNP Paribas S.A.	236,794	(236,794)	—	—
Citibank N.A.	1,431,014	(1,260,398)	(170,616)	—
Credit Suisse International	175,632	(46,474)	(129,158)	—
Deutsche Bank AG	853,684	(745,331)	(108,353)	—
Goldman Sachs International	726,131	(441,826)	—	284,305
HSBC Bank plc	41,016	(41,016)	—	—
JPMorgan Chase Bank N.A.	834,427	(557,039)	(210,000)	67,388
Morgan Stanley & Co. International plc	1,217,585	(1,217,585)	—	—
UBS AG	445,418	(25,148)	—	420,270

	$7,550,054	$(5,604,091)	$(618,127)	$1,327,836

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(3,481,134)	$—	$521,446	$(4,659,945)	$(7,619,633)
Forward foreign currency transactions	—	—	—	(687,609)	(687,609)
Swap contracts	6,414,991	3,104,116	2,709,519	—	12,228,626
Futures contracts	49,887,693	—	(814,345)	—	49,073,348
Written options	892,124	—	—	2,485,649	3,377,773

	$53,713,674	$3,104,116	$2,416,620	$(2,861,905)	$56,372,505

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$447,291	$—	$416,003	$723,569	$1,586,863
Forward foreign currency transactions	—	—	—	(3,105,676)	(3,105,676)
Swap contracts	592,439	(1,160,422)	(153,483)	—	(721,466)
Futures contracts	4,046,137	—	6,581	—	4,052,718
Written options	(918,339)	—	—	(39,870)	(958,209)

	$4,167,528	$(1,160,422)	$269,101	$(2,421,977)	$854,230

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$277,884,846
Forward foreign currency transactions	373,766,113
Futures contracts long	700,618,078
Futures contracts short	(183,205,300)
Swap contracts	900,194,347
Written options	(313,058,135)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

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Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the

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value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$13,397,524,238	$2,002,226,466	$14,223,276,854	$2,061,910,312

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2020 were as follows:

Purchases	Sales
$12,452,369,371	$12,895,553,769

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, the subadviser to the Portfolio, that amounted to $6,390,922 in purchases and $5,311,368 in sales of investments, which are included above, and resulted in net realized gains of $39,227.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$11,358,752	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

BHFTII-68

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $1 billion
0.025%	Of the next $1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-69

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$3,529,988,850

Gross unrealized appreciation	153,650,346
Gross unrealized depreciation	(56,634,190)

Net unrealized appreciation (depreciation)	$97,016,156

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$117,254,910	$126,820,880	$—	$—	$117,254,910	$126,820,880

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$138,330,637	$32,216,296	$97,127,421	$—	$267,674,354

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

During the year ended December 31, 2020 the Portfolio utilized accumulated short term capital losses of $39,209,793 and accumulated long term capital losses of $39,294,449.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-70

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the BlackRock Bond Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Bond Income Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Bond Income Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-71

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-72

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-73

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-74

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-75

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

BlackRock Bond Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year, and five- year periods ended June 30, 2020, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2020.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-76

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the BlackRock Capital Appreciation Portfolio returned 40.66%, 40.31%, and 40.44%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 38.49%.

MARKET ENVIRONMENT / CONDITIONS

After a turbulent year with many historic records broken, U.S. stocks rallied at the end of the year with the S&P 500 Index returning 18.4% for the year. 2020 started on an upbeat note with signs of real economic growth through reported earnings and the signing of the U.S.-China trade deal. In March, COVID-19 crossed the European borders and in a matter of weeks all indices lagged as countries implemented strict lockdown measure. Central banks and governments were quick to step in through monetary and fiscal support to maintain liquidity and help struggling businesses and individuals. After hitting its lowest point in mid-March, the S&P 500 Index has been on the rise, reaching all-time highs at the end of the year. In November, Joe Biden won the U.S. presidential election and the democrat party won the seat majority in the House of Representatives as well. On the vaccine front, several pharmaceutical companies reported encouraging test results which gave a boost to the previously lagging value and cyclical sectors. Information Technology and Consumer Discretionary were top performing sectors during period while Energy trailed the broader market.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 1000 Growth Index during the 12-month reporting period.

During the year, selection in Communication Services, positioning in Consumer Staples, and selection in Consumer Discretionary were key contributors to relative performance, while stock selection in Health Care and Information Technology and as well as positioning in Financials were the largest detractors from relative returns.

The largest contributor to relative performance was Communication Services, where stock selection within the interactive media & services and entertainment sub-sectors drove strength during the period. In particular, an off-benchmark position in Snap, Inc., within interactive media & services, and an overweight position in Netflix, Inc., within entertainment, were key contributors to relative performance during the year. Next, selective positioning in consumer staples drove relative results, as many staples sub-sectors suffered from COVID-19 headwinds. Lastly, within Consumer Discretionary, selection in the internet & direct marketing retail and specialty retail industries added value. During the year, overweight positions in e-commerce leaders, MercadoLibre and Amazon.com, contributed to outperformance as the companies’ leadership in e-commerce and the cloud allowed them to capitalize on several accelerating trends. Additionally, an overweight position in Lowes Cos. within specialty retail also proved beneficial as the company profited from an increase in new home ownership and subsequent home renovations during the year.

At the sector level, Health Care was the largest detractor from relative performance driven by stock selection in the health care equipment and supplies industry. Notably, an overweight position in Boston Scientific Corp. weighed on performance during the year as the company suffered from COVID-19 related concerns and expectations for nearly all elective procedures. Additionally, an overweight position in IQVIA Holdings, within the life sciences & tools sub-sector, underperformed during the year due to COVID-19 related shutdowns of clinical trials also weighing on relative results. A second key detractor was Information Technology where a substantial underweight to the technology hardware, storage & peripherals industry, and security selection amongst semiconductor & semiconductor equipment names detracted from results. Specifically, a large underweight to Apple, a key technology hardware name, and an underweight position in semiconductor company Nvidia detracted from relative returns during the year. Lastly, positioning in Financials weighed on results led by an overweight to capital markets which underperformed as the impacts on COVID-19 disrupted businesses including CME Group and S&P Global, Inc.

Due to a combination of Portfolio trading activity and market movements during the period, the largest increases in active weights were in the Information Technology and Industrials sectors. These moves were driven by adding to IT services in Information Technology and to aerospace & defense in Industrials. Conversely, the largest reductions in active sector weights were in the Health Care and Consumer Staples sectors. These changes were primarily driven by reducing exposure to health care equipment & supplies and beverages, respectively.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The largest sector overweight in the Portfolio at year-end was Consumer Discretionary, followed by Materials. Consumer Staples and Health Care were the largest Portfolio underweights.

Lawrence Kemp

Phil Ruvinsky

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies~~,~~ that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	40.66	20.74	15.29
Class B	40.31	20.44	15.01
Class E	40.44	20.55	15.12
Russell 1000 Growth Index	38.49	20.99	17.21

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Amazon.com, Inc.	9.4
Microsoft Corp.	7.6
Visa, Inc. - A Shares	4.5
MasterCard, Inc. - Class A	3.9
Alphabet, Inc. - Class A	3.6
Apple, Inc.	3.6
ServiceNow, Inc.	3.2
Facebook, Inc. - Class A	3.1
Netflix, Inc.	3.1
ASML Holding NV	2.7

Top Sectors

% of Net Assets
Information Technology	46.7
Consumer Discretionary	19.4
Communication Services	12.3
Health Care	9.3
Industrials	4.6
Materials	3.0
Financials	2.7
Real Estate	1.6

BHFTII-3

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.63%	$1,000.00	$1,238.50	$3.54
	Hypothetical*	0.63%	$1,000.00	$1,021.97	$3.20

Class B (a)	Actual	0.88%	$1,000.00	$1,237.00	$4.95
	Hypothetical*	0.88%	$1,000.00	$1,020.71	$4.47

Class E (a)	Actual	0.78%	$1,000.00	$1,237.60	$4.39
	Hypothetical*	0.78%	$1,000.00	$1,021.22	$3.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Automobiles—0.3%
Ferrari NV (a)	29,970	$6,878,714

Capital Markets—2.7%
S&P Global, Inc. (a)	162,726	53,492,918

Chemicals—2.2%
International Flavors & Fragrances, Inc.	73,534	8,003,440
Linde plc	31,637	8,336,666
Sherwin-Williams Co. (The)	38,255	28,113,982

		44,454,088

Containers & Packaging—0.8%
Ball Corp.	161,037	15,005,428

Electronic Equipment, Instruments & Components—1.0%
Keysight Technologies, Inc. (a) (b)	157,373	20,787,400

Entertainment—3.1%
Netflix, Inc. (b)	115,235	62,311,022

Equity Real Estate Investment Trusts—1.7%
Prologis, Inc. (a)	48,890	4,872,378
SBA Communications Corp.	101,217	28,556,352

		33,428,730

Health Care Equipment & Supplies—2.7%
Boston Scientific Corp. (b)	859,159	30,886,766
Intuitive Surgical, Inc. (b)	26,914	22,018,343

		52,905,109

Health Care Providers & Services—3.6%
Humana, Inc. (a)	67,934	27,871,282
UnitedHealth Group, Inc.	122,969	43,122,769

		70,994,051

Hotels, Restaurants & Leisure—0.3%
Domino’s Pizza, Inc. (a)	18,058	6,924,521

Industrial Conglomerates—1.3%
Roper Technologies, Inc.	58,768	25,334,297

Interactive Media & Services—9.2%
Alphabet, Inc. - Class A (b)	41,209	72,224,542
Facebook, Inc. - Class A (b)	229,912	62,802,762
Snap, Inc. - Class A (a) (b)	969,962	48,565,997

		183,593,301

Internet & Direct Marketing Retail—13.5%
Alibaba Group Holding, Ltd. (ADR) (b)	121,775	28,340,696
Amazon.com, Inc. (b)	57,448	187,104,114
MercadoLibre, Inc. (b)	32,605	54,620,548

		270,065,358

IT Services—13.2%
Fidelity National Information Services, Inc.	149,720	$21,179,391
MasterCard, Inc. - Class A	216,964	77,443,130
PayPal Holdings, Inc. (b)	140,956	33,011,895
Shopify, Inc. - Class A (b)	18,636	21,095,020
Snowflake, Inc. - Class A (a) (b)	8,894	2,502,772
Visa, Inc. - A Shares	410,424	89,772,042
Wix.com, Ltd. (b)	78,424	19,602,863

		264,607,113

Life Sciences Tools & Services—0.7%
Lonza Group AG	21,876	14,050,197

Pharmaceuticals—2.4%
AstraZeneca plc (ADR) (a)	341,861	17,089,631
Zoetis, Inc. (a)	182,925	30,274,088

		47,363,719

Professional Services—3.3%
CoStar Group, Inc. (a) (b)	49,471	45,725,056
TransUnion	206,133	20,452,516

		66,177,572

Semiconductors & Semiconductor Equipment—7.1%
Analog Devices, Inc. (a)	254,240	37,558,875
ASML Holding NV	112,256	54,749,496
Marvell Technology Group, Ltd.	630,855	29,990,847
NVIDIA Corp.	38,939	20,333,946

		142,633,164

Software—21.7%
Adobe, Inc. (b)	102,870	51,447,344
Autodesk, Inc. (b)	103,616	31,638,110
Coupa Software, Inc. (a) (b)	35,249	11,946,239
Intuit, Inc.	123,955	47,084,307
Microsoft Corp.	681,967	151,683,100
Palantir Technologies, Inc. - Class B† (b) (c)	2,030,042	46,214,057
RingCentral, Inc. - Class A (a) (b)	79,969	30,305,852
ServiceNow, Inc. (b)	114,452	62,997,814

		433,316,823

Specialty Retail—2.4%
Lowe’s Cos., Inc.	156,718	25,154,806
TJX Cos., Inc. (The)	337,735	23,063,923

		48,218,729

Technology Hardware, Storage & Peripherals—3.6%
Apple, Inc.	539,555	71,593,553

Textiles, Apparel & Luxury Goods—2.8%
LVMH Moet Hennessy Louis Vuitton SE	25,607	16,000,040
NIKE, Inc. - Class B	280,701	39,710,770

		55,710,810

Total Common Stocks (Cost $1,064,473,594)		1,989,846,617

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2020

Preferred Stock—0.3%

Security Description	Shares/ Principal Amount*	Value

Interactive Media & Services—0.3%
Bytedance, Ltd. - Series E-1 † (b) (c) (d) (Cost $5,566,368)	50,800	$5,566,156

Short-Term Investment—0.3%

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $6,348,852; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $6,475,900.	6,348,852	6,348,852

Total Short-Term Investments (Cost $6,348,852)		6,348,852

Securities Lending Reinvestments (e)—6.8%

Certificates of Deposit—1.1%
Bank of Nova Scotia 0.372%, 1M LIBOR + 0.220%, 01/08/21 (f)	2,000,000	2,000,088
BNP Paribas S.A. New York 0.264%, 1M LIBOR + 0.110%, 02/12/21 (f)	1,000,000	1,000,075
0.268%, 1M LIBOR + 0.120%, 02/11/21 (f)	1,000,000	1,000,083
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (f)	3,000,000	3,000,363
Credit Industriel et Commercial 0.260%, FEDEFF PRV + 0.170%, 02/12/21 (f)	3,000,000	3,000,126
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (f)	2,000,000	2,000,766
Goldman Sachs Bank USA 0.291%, SOFR + 0.200%, 02/22/21 (f)	2,000,000	1,999,264
0.301%, SOFR + 0.210%, 02/22/21 (f)	2,000,000	1,999,264
Sumitomo Mitsui Trust Bank London Zero Coupon, 05/13/21	4,992,470	4,995,000
Toronto-Dominion Bank 0.284%, 3M LIBOR + 0.070%, 02/16/21 (f)	2,000,000	2,000,100

		22,995,129

Commercial Paper—0.2%
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (f)	4,000,000	4,000,772

Repurchase Agreements—5.0%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $25,000,139; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $25,500,002.	25,000,000	25,000,000
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.060%, due on 01/04/21 with a maturity value of $7,876,382; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 02/15/21 - 02/15/30, and an aggregate market value of $8,033,857.	7,876,330	$7,876,330
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $9,003,762; collateralized by various Common Stock with an aggregate market value of $9,900,000.	9,000,000	9,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $5,200,069; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $5,304,002.	5,200,000	5,200,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,900,064; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $2,958,001.	2,900,000	2,900,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $2,600,029; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $2,653,069.	2,600,000	2,600,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $20,000,466; collateralized by various Common Stock with an aggregate market value of $22,222,482.	20,000,000	20,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $5,000,111; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $5,546,982.	5,000,000	5,000,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $15,000,300; collateralized by various Common Stock with an aggregate market value of $16,669,497.	15,000,000	15,000,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $7,400,312; collateralized by various Common Stock with an aggregate market value of $8,223,618.	7,400,000	7,400,000

		99,976,330

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares	Value

Mutual Funds—0.5%
SSGA Institutional U.S. Government Money Market Fund, Premier Class 0.020% (g)	10,000,000	$10,000,000

Total Securities Lending Reinvestments (Cost $136,970,963)		136,972,231

Total Investments—107.0% (Cost $1,213,359,777)		2,138,733,856
Other assets and liabilities (net)—(7.0)%		(140,608,658)

Net Assets—100.0%		$1,998,125,198

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $51,780,213, which is 2.6% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $134,039,511 and the collateral received consisted of cash in the amount of $136,968,799. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 2.6% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Palantir Technologies, Inc. - Class B	02/07/14	2,030,042	$12,444,155	$46,214,057
Bytedance, Ltd. - Series E-1	12/10/20	50,800	5,566,368	5,566,156

				$51,780,213

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$6,878,714	$—	$—	$6,878,714
Capital Markets	53,492,918	—	—	53,492,918
Chemicals	44,454,088	—	—	44,454,088
Containers & Packaging	15,005,428	—	—	15,005,428
Electronic Equipment, Instruments & Components	20,787,400	—	—	20,787,400
Entertainment	62,311,022	—	—	62,311,022
Equity Real Estate Investment Trusts	33,428,730	—	—	33,428,730
Health Care Equipment & Supplies	52,905,109	—	—	52,905,109
Health Care Providers & Services	70,994,051	—	—	70,994,051
Hotels, Restaurants & Leisure	6,924,521	—	—	6,924,521
Industrial Conglomerates	25,334,297	—	—	25,334,297
Interactive Media & Services	183,593,301	—	—	183,593,301
Internet & Direct Marketing Retail	270,065,358	—	—	270,065,358
IT Services	264,607,113	—	—	264,607,113
Life Sciences Tools & Services	—	14,050,197	—	14,050,197
Pharmaceuticals	47,363,719	—	—	47,363,719
Professional Services	66,177,572	—	—	66,177,572
Semiconductors & Semiconductor Equipment	142,633,164	—	—	142,633,164
Software	387,102,766	46,214,057	—	433,316,823
Specialty Retail	48,218,729	—	—	48,218,729
Technology Hardware, Storage & Peripherals	71,593,553	—	—	71,593,553
Textiles, Apparel & Luxury Goods	39,710,770	16,000,040	—	55,710,810
Total Common Stocks	1,913,582,323	76,264,294	—	1,989,846,617
Total Preferred Stock*	—	—	5,566,156	5,566,156
Total Short-Term Investment*	—	6,348,852	—	6,348,852
Securities Lending Reinvestments
Certificates of Deposit	—	22,995,129	—	22,995,129
Commercial Paper	—	4,000,772	—	4,000,772
Repurchase Agreements	—	99,976,330	—	99,976,330
Mutual Funds	10,000,000	—	—	10,000,000
Total Securities Lending Reinvestments	10,000,000	126,972,231	—	136,972,231
Total Investments	$1,923,582,323	$209,585,377	$5,566,156	$2,138,733,856

Collateral for Securities Loaned (Liability)	$—	$(136,968,799)	$—	$(136,968,799)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

During the year ended December 31, 2020, a transfer from Level 3 to Level 2 in the amount of $15,859,700 was due to the initiation of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$2,138,733,856
Cash denominated in foreign currencies (c)	45
Receivable for:
Investments sold	997,128
Fund shares sold	791,949
Dividends	241,380
Prepaid expenses	6,004

Total Assets	2,140,770,362
Liabilities
Collateral for securities loaned	136,968,799
Payables for:
Investments purchased	3,624,187
Fund shares redeemed	712,471
Accrued Expenses:
Management fees	998,529
Distribution and service fees	68,010
Deferred trustees’ fees	164,154
Other expenses	109,014

Total Liabilities	142,645,164

Net Assets	$1,998,125,198

Net Assets Consist of:
Paid in surplus	$797,580,446
Distributable earnings (Accumulated losses)	1,200,544,752

Net Assets	$1,998,125,198

Net Assets
Class A	$1,651,210,816
Class B	294,097,565
Class E	52,816,817
Capital Shares Outstanding*
Class A	30,925,319
Class B	5,838,736
Class E	1,017,961
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$53.39
Class B	50.37
Class E	51.88

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,213,359,777.
(b)	Includes securities loaned at value of $134,039,511.
(c)	Identified cost of cash denominated in foreign currencies was $44.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$8,480,411
Interest	4,621
Securities lending income	219,831

Total investment income	8,704,863

Expenses
Management fees	12,445,756
Administration fees	75,495
Custodian and accounting fees	108,632
Distribution and service fees—Class B	610,819
Distribution and service fees—Class E	69,302
Audit and tax services	44,887
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	118,773
Insurance	12,661
Miscellaneous	18,187

Total expenses	13,604,482
Less management fee waiver	(1,664,694)

Net expenses	11,939,788

Net Investment Loss	(3,234,925)

Net Realized and Unrealized Gain
Net realized gain on :
Investments	276,167,125
Foreign currency transactions	133,479

Net realized gain	276,300,604

Net change in unrealized appreciation on:
Investments	349,587,686
Foreign currency transactions	1

Net change in unrealized appreciation	349,587,687

Net realized and unrealized gain	625,888,291

Net Increase in Net Assets From Operations	$622,653,366

(a)	Net of foreign withholding taxes of $84,099.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(3,234,925)	$(605,622)
Net realized gain	276,300,604	212,019,877
Net change in unrealized appreciation	349,587,687	269,922,246

Increase in net assets from operations	622,653,366	481,336,501

From Distributions to Shareholders
Class A	(176,614,303)	(243,275,511)
Class B	(29,951,226)	(34,215,072)
Class E	(5,590,793)	(7,013,573)

Total distributions	(212,156,322)	(284,504,156)

Increase (decrease) in net assets from capital share transactions	(201,918,344)	53,040,095

Total increase in net assets	208,578,700	249,872,440

Net Assets
Beginning of period	1,789,546,498	1,539,674,058

End of period	$1,998,125,198	$1,789,546,498

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	926,798	$41,048,376	596,169	$24,962,333
Reinvestments	4,237,387	176,614,303	6,165,117	243,275,511
Redemptions	(9,597,823)	(437,179,047)	(5,590,909)	(240,456,593)

Net increase (decrease)	(4,433,638)	$(219,516,368)	1,170,377	$27,781,251

Class B
Sales	1,120,260	$48,671,111	868,973	$34,643,833
Reinvestments	760,763	29,951,226	909,008	34,215,072
Redemptions	(1,407,225)	(60,515,973)	(1,070,573)	(43,467,942)

Net increase	473,798	$18,106,364	707,408	$25,390,963

Class E
Sales	256,863	$11,329,784	172,606	$7,123,974
Reinvestments	137,908	5,590,793	181,840	7,013,573
Redemptions	(394,646)	(17,428,917)	(343,760)	(14,269,666)

Net increase (decrease)	125	$(508,340)	10,686	$(132,119)

Increase (decrease) derived from capital shares transactions		$(201,918,344)		$53,040,095

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019		2018	2017	2016
Net Asset Value, Beginning of Period	$43.16	$38.83		$43.42	$33.23	$36.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07)	(0.00	)(b)	0.09	0.08	0.04	(c)
Net realized and unrealized gain (loss)	16.02	12.03		1.74	11.06	(0.15)

Total income (loss) from investment operations	15.95	12.03		1.83	11.14	(0.11)

Less Distributions
Distributions from net investment income	0.00	(0.10)		(0.06)	(0.04)	0.00
Distributions from net realized capital gains	(5.72)	(7.60)		(6.36)	(0.91)	(3.16)

Total distributions	(5.72)	(7.70)		(6.42)	(0.95)	(3.16)

Net Asset Value, End of Period	$53.39	$43.16		$38.83	$43.42	$33.23

Total Return (%) (d)	40.66	32.85		2.43	33.93	0.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.72		0.72	0.72	0.72
Net ratio of expenses to average net assets (%) (e)	0.63	0.63		0.63	0.63	0.66
Ratio of net investment income (loss) to average net assets (%)	(0.14)	(0.00	)(f)	0.21	0.20	0.13	(c)
Portfolio turnover rate (%)	37	43		45	48	87
Net assets, end of period (in millions)	$1,651.2	$1,526.1		$1,327.7	$1,661.1	$1,505.8

	Class B
	Year Ended December 31,
	2020	2019		2018	2017	2016
Net Asset Value, Beginning of Period	$41.11	$37.29		$41.96	$32.19	$35.54

Income (Loss) from Investment Operations
Net investment loss (a)	(0.17)	(0.10)		(0.02)	(0.02)	(0.04	)(c)
Net realized and unrealized gain (loss)	15.15	11.52		1.71	10.70	(0.15)

Total income (loss) from investment operations	14.98	11.42		1.69	10.68	(0.19)

Less Distributions
Distributions from net realized capital gains	(5.72)	(7.60)		(6.36)	(0.91)	(3.16)

Total distributions	(5.72)	(7.60)		(6.36)	(0.91)	(3.16)

Net Asset Value, End of Period	$50.37	$41.11		$37.29	$41.96	$32.19

Total Return (%) (d)	40.31	32.52		2.18	33.57	(0.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.97		0.97	0.97	0.97
Net ratio of expenses to average net assets (%) (e)	0.88	0.88		0.88	0.88	0.91
Ratio of net investment loss to average net assets (%)	(0.39)	(0.25)		(0.04)	(0.05)	(0.12	)(c)
Portfolio turnover rate (%)	37	43		45	48	87
Net assets, end of period (in millions)	$294.1	$220.5		$173.7	$183.7	$161.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$42.15	$38.06	$42.68	$32.69	$36.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.13)	(0.06)	0.03	0.02	(0.01	)(c)
Net realized and unrealized gain (loss)	15.58	11.78	1.71	10.88	(0.15)

Total income (loss) from investment operations	15.45	11.72	1.74	10.90	(0.16)

Less Distributions
Distributions from net investment income	0.00	(0.03)	0.00	0.00	0.00
Distributions from net realized capital gains	(5.72)	(7.60)	(6.36)	(0.91)	(3.16)

Total distributions	(5.72)	(7.63)	(6.36)	(0.91)	(3.16)

Net Asset Value, End of Period	$51.88	$42.15	$38.06	$42.68	$32.69

Total Return (%) (d)	40.44	32.66	2.26	33.73	(0.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (e)	0.78	0.78	0.78	0.78	0.81
Ratio of net investment income (loss) to average net assets (%)	(0.29)	(0.15)	0.06	0.05	(0.02	)(c)
Portfolio turnover rate (%)	37	43	45	48	87
Net assets, end of period (in millions)	$52.8	$42.9	$38.3	$41.3	$34.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to net operating losses and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-14

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $6,348,852. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $99,976,330. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

BHFTII-15

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$659,118,437	$0	$1,078,652,165

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average daily net assets
$12,445,756	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.115%	Of the first $1 billion
0.050%	On the next $500 million
0.090%	On the next $1 billion
0.110%	On amounts in excess of $2.5 billion

An identical expense agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,213,833,613

Gross unrealized appreciation	925,589,360
Gross unrealized depreciation	(689,118)

Net unrealized appreciation (depreciation)	$924,900,242

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$—	$4,424,289	$212,156,322	$280,079,867	$212,156,322	$284,504,156

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$275,808,663	$924,900,243	$—	$1,200,708,906

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the BlackRock Capital Appreciation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Capital Appreciation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Capital Appreciation Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-21

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-22

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

BlackRock Capital Appreciation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one- and three-year periods ended October 31, 2020, and underperformed its benchmark for the five-year period ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned 0.43%, 0.19%, and 0.29%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index1, returned 0.67%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2020 reflected the market impact of COVID-19. Initially, as the virus’ spread was limited to China, the economic impacts were significant, but manageable given the state of the U.S. economy at the time. As the infection rate grew and the economic realities of the virus and efforts to curtail its spread became clearer, the markets began pricing in a higher probability of rate cuts by the Federal Reserve (the “Fed”). Once it became evident that containment was unlikely without significant measures to slow the spread, markets saw a dramatic increase in volatility. Through the month of February, we saw asset valuations in short dated assets increase as the yield curve once again inverted, meaning longer dated debt yields were lower than the shorter dated debt, a notion signaling a potential recession. Moving into March, we saw an increased demand for liquidity across markets, this caused a significant premium to be charged to those needing to raise liquidity. This premium caused asset valuations to decline as market participants either stepped to the sideline or were active sellers of securities, further dislocating the market. The significant market liquidity premium seen at the end of the first quarter and into the opening weeks of the second quarter rapidly dissipated in the ultrashort duration space as purchase programs by the Fed restored liquidity to the markets. Just as the spike in the liquidity premium caused asset valuations to decline in March, normalization of the premium led asset valuations higher through June. The second half of the year, front-end markets were driven by the 0.00% to 0.25% Fed policy rate, significant liquidity introduced into the banking system through the Fed’s asset purchase programs, the increase and subsequent decrease in U.S. Treasury Bill supply (used to fund fiscal stimulus), and a decrease in the demand for short term credit by issuers. The markets did experience a minor degree of volatility moving into election season and into year-end. The back half of the year saw yields continue their movement lower, albeit at a slower pace. Over the course of the year, 3-month London Interbank Offered Rate (“LIBOR”) fell from 1.91% on December 31, 2019, to 0.30% at the end of June and ended 2020 at 0.23%. The slope of the LIBOR curve as measured from 1-month to 1-year, decreased to approximately 0.19% on December 31, 2020, compared with a slope of 0.23% on December 31, 2019. The flattening LIBOR curve describes a lessening of yield difference between 1-month and 1-year LIBOR.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Year-end Portfolio positioning embodies our outlook for potential decreasing supply and lower yields into 2021. Portfolio purchases were focused on longer-maturity fixed and floating rate commercial paper and certificates of deposit. The Portfolio added positions during the periods of volatility as we believed these to be opportunities in an otherwise downward trending yield environment.

In an effort to capture supply and slow the decline in the Portfolio’s yield, the Weighted Average Maturity (the average amount of time until the securities in the Portfolio mature or the coupon resets and describes interest rate sensitivity) was increased from 43 days at the end of 2019 to 52 days at the end of 2020, while the Weighted Average Life (the average amount of time until the securities in the Portfolio mature and describes credit sensitivity) decreased from 84 days to 78 days over the period. These changes to the duration metrics of the Portfolio embodied our belief that interest rates available in the market were moving lower and demonstrate a preference for fixed rate investments with longer maturities versus floating rate investments. Indeed, the allocation to floating rate instruments decreased from 32% at the beginning of the year to 20% at year-end and was comprised of securities indexed to Secured Overnight Financing Rate (SOFR) and federal funds effective rate (1%) and 3-month LIBOR (19%). These contributed 0.06% to gross yield while fixed rate investments contributed the balance. We continued to focus our investments in the top two to five systemically important issuers domiciled in each of a select group of countries.

Rich Mejzak

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH U.S. T-BILL INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	0.43	1.12	0.56
Class B	0.19	0.87	0.43
Class E	0.29	0.97	0.48
Bank of America/Merrill Lynch 3-Month U.S. T-Bill Index	0.67	1.20	0.63

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Issuers

% of Net Assets
JPMorgan Securities, Inc.	11.5
BofA Securities, Inc.	6.5
Federation Des Caisses Desjardins	4.0
Toronto-Dominion Bank	3.9
Landesbank Baden-Wuettertemberg	3.1
Province of Britsh Columbia	3.0
Sumitomo Mitsui Banking Corp. (NY)	2.3
U.S. Treasury	2.3
Canadian Imperial Bank	2.2
BPCE S.A.	2.2

BHFTII-2

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.36%	$1,000.00	$999.30	$1.81
	Hypothetical*	0.36%	$1,000.00	$1,023.33	$1.83

Class B (a)	Actual	0.61%	$1,000.00	$998.10	$3.06
	Hypothetical*	0.61%	$1,000.00	$1,022.07	$3.10

Class E (a)	Actual	0.51%	$1,000.00	$998.60	$2.56
	Hypothetical*	0.51%	$1,000.00	$1,022.57	$2.59

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2020

Short-Term Investments—100.0% of Net Assets

Security Description	Principal Amount*	Value

Certificate of Deposit—23.1%
Bank of Montreal (Chicago)
0.269%, 3M LIBOR + 0.040%, 09/17/21 (a)	4,000,000	$3,999,155
0.282%, 3M LIBOR + 0.050%, 08/06/21 (a)	6,500,000	6,501,158
0.358%, 3M LIBOR + 0.120%, 06/24/21 (a)	4,000,000	4,002,051
Bank of Nova Scotia (Houston) 0.313%, 3M LIBOR + 0.100%, 02/08/21 (a)	5,000,000	5,000,605
BNP Paribas S.A. (New York) 0.285%, 3M LIBOR + 0.060%, 02/05/21 (a)	4,000,000	4,000,310
Canadian Imperial Bank of Commerce (NY)
0.278%, 3M LIBOR + 0.040%, 10/04/21 (a)	5,500,000	5,499,173
0.349%, 3M LIBOR + 0.140%, 07/23/21 (a)	4,000,000	4,002,405
0.392%, 3M LIBOR + 0.160%, 08/06/21 (a)	2,000,000	2,001,425
Citibank N.A. 0.270%, 06/14/21	10,000,000	10,003,198
Cooperatieve Rabobank UA (NY) 0.250%, 08/16/21	4,345,000	4,345,245
Credit Industriel Et Commercial (NY) 0.308%, 3M LIBOR + 0.090%, 04/20/21 (a)	2,000,000	2,000,525
Credit Suisse AG
0.300%, 08/23/21	3,000,000	3,000,448
0.390%, SOFR + 0.300%, 11/16/21 (a)	6,000,000	6,002,288
DNB Bank ASA 0.425%, 3M LIBOR + 0.200%, 05/05/21 (a)	4,000,000	4,002,418
Landesbank Baden-Wuettertemberg 0.230%, 01/05/21	8,000,000	8,000,108
Mizuho Bank, Ltd. (NY)
0.280%, 05/10/21	9,000,000	9,001,393
0.304%, 3M LIBOR + 0.080%, 01/14/21 (a)	7,000,000	7,000,175
0.324%, 3M LIBOR + 0.090%, 01/04/21 (a)	5,000,000	5,000,000
MUFG Bank, Ltd. (NY) 0.290%, 01/28/21	8,000,000	8,001,237
Nordea Bank Abp (NY) 0.330%, 3M LIBOR + 0.100%, 06/09/21 (a)	4,500,000	4,502,102
Royal Bank of Canada (NY)
0.430%, 07/26/21	5,000,000	5,011,233
0.650%, 05/03/21	4,000,000	4,005,722
Skandinaviska Enskilda Banken AB 0.250%, 05/13/21	5,000,000	5,000,663
Societe Generale (NY) 0.250%, 05/10/21	5,000,000	4,999,872
Standard Chartered Bank (NY)
0.292%, 3M LIBOR + 0.060%, 03/03/21 (a)	4,000,000	4,000,063
0.322%, 3M LIBOR + 0.100%, 04/28/21 (a)	9,000,000	9,000,564
Sumitomo Mitsui Banking Corp. (NY)
0.270%, 05/03/21	7,000,000	7,000,236
0.280%, 06/01/21	5,000,000	5,000,399
0.300%, 01/28/21	5,000,000	5,000,703
0.314%, 3M LIBOR + 0.080%, 01/04/21 (a)	4,000,000	4,000,000
Sumitomo Mitsui Trust Bank, Ltd. (NY)
0.010%, 05/17/21 (b)	5,000,000	4,995,191
0.270%, 05/17/21	4,700,000	4,700,177
0.320%, 02/01/21	5,000,000	5,000,772
0.324%, 3M LIBOR + 0.090%, 01/04/21 (a)	4,000,000	4,000,000
Svenska Handelsbanken AB 0.329%, 3M LIBOR + 0.110%, 06/16/21 (a)	2,000,000	2,000,977
Swedbank (NY) 0.250%, 07/26/21	7,000,000	7,000,920

Certificate of Deposit—(Continued)
Swedbank (NY) 0.268%, 3M LIBOR + 0.050%, 10/20/21 (a)	6,000,000	6,000,000
Toronto-Dominion Bank
0.305%, 3M LIBOR + 0.100%, 08/24/21 (a)	3,000,000	3,001,723
0.358%, 3M LIBOR + 0.140%, 07/19/21 (a)	3,000,000	3,002,261
0.400%, 08/16/21	4,000,000	4,003,551
0.430%, 07/28/21	5,000,000	5,004,842
Wells Fargo Bank N.A.
0.331%, 3M LIBOR + 0.110%, 02/16/21 (a)	4,000,000	4,000,419

		211,595,707

Commercial Paper—56.0%
Antalis S.A 0.084%, 01/04/21 (b)	4,000,000	$3,999,942
Autobahn Funding Co.
0.127%, 01/06/21 (b)	8,000,000	7,999,827
0.157%, 02/01/21 (b)	10,000,000	9,998,204
Bank of Nova Scotia (The) 0.236%, 3M LIBOR + 0.030%, 08/10/21 (a)	6,000,000	6,000,359
Banque Et Caisse D’Epargne De L’Eta 0.221%, 04/08/21 (b)	8,000,000	7,996,624
Barton Capital Corp.
0.239%, 02/24/21 (b)	10,000,000	9,996,562
0.241%, 04/01/21 (b)	4,000,000	3,997,674
Bayerische Landesbank NY 0.227%, 02/09/21 (b)	12,000,000	11,997,560
Bedford Row Funding Corp.
0.264%, 3M LIBOR + 0.050%, 08/12/21 (a)	4,000,000	4,000,242
0.272%, 04/26/21 (b)	5,000,000	4,995,988
0.298%, 3M LIBOR + 0.060%, 09/27/21 (a)	7,000,000	7,000,000
0.293%, 3M LIBOR + 0.080%, 11/04/21 (a)	3,000,000	3,000,000
0.085%, 01/06/21 (b)	11,000,000	10,999,780
BPCE S.A.
0.250%, 03/03/21 (b)	12,000,000	11,996,218
0.302%, 05/13/21 (b)	3,000,000	2,997,329
0.340%, 12/01/21 (b)	5,000,000	4,985,065
Britannia Funding Co. LLC 0.135%, 01/06/21 (b)	14,000,000	13,999,673
Caisse D’Amortissement De La Dette 0.262%, 06/22/21 (b)	6,004,000	5,997,797
Canadian Imperial Bank 0.152%, 01/04/21 (b)	20,000,000	19,999,798
Chariot Funding LLC
0.220%, 03/08/21 (b)	4,000,000	3,998,251
0.246%, 02/01/21 (b)	7,000,000	6,998,743
Citigroup Global Markets, Inc. 0.262%, 06/04/21 (b)	5,000,000	4,995,630
Coca-Cola, Inc. (The) 1.507%, 01/14/21 (b)	3,000,000	2,999,883
Collateralized Commercial Paper Flex Co. LLC 0.350%, 3M LIBOR + 0.120%, 01/08/21 (a)	8,000,000	8,000,060
Credit Industriel et Commercial (NY) 0.252%, 07/01/21 (b)	11,000,000	10,971,471
Crown Point Capital Co. LLC
0.261%, 04/01/21 (b)	15,000,000	14,990,521
0.334%, 02/01/21 (b)	4,000,000	3,999,282

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2020

Short-Term Investments—100.0% of Net Assets—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
DBS Bank Ltd. 0.221%, 04/23/21 (b)	15,000,000	$14,990,207
DNB Bank ASA
0.254%, 3M LIBOR + 0.040%, 08/11/21 (144A) (a)	4,000,000	4,000,000
0.351%, 3M LIBOR + 0.100%, 06/25/21 (a)	7,000,000	7,002,298
Fairway Finance Corp.
0.263%, 07/08/21 (b)	5,000,000	4,992,571
0.267%, 01/11/21 (b)	8,000,000	7,999,658
Federation Des Caisses Desjardins
0.130%, 01/05/21 (b)	22,000,000	21,999,694
0.183%, 02/08/21 (b)	15,000,000	14,997,627
FMS Wertmanagement
0.200%, 03/04/21 (b)	6,000,000	5,997,984
0.233%, 02/17/21 (b)	7,000,000	6,998,301
HSBC Bank plc
0.364%, 3M LIBOR + 0.140%, 08/31/21 (a)	7,000,000	7,001,840
Ionic Capital II Trust
0.223%, 01/22/21 (b)	10,000,000	9,998,821
0.237%, 02/05/21 (b)	6,000,000	5,998,596
0.321%, 03/19/21 (b)	2,000,000	1,998,821
Landesbank Baden-Wuettertemberg
0.110%, 01/06/21 (b)	10,000,000	9,999,782
0.236%, 02/01/21 (b)	10,000,000	9,998,196
LMA Americas LLC
0.192%, 01/19/21 (b)	7,600,000	7,599,559
Mackinac Funding Co. LLC
0.292%, 04/15/21 (b)	4,000,000	3,996,208
Matchpoint Finance plc
0.219%, 02/19/21 (b)	14,000,000	13,995,722
Mitsubishi UFJ Trust & Banking Corp.
0.261%, 04/19/21 (b)	10,000,000	9,992,764
0.309%, 02/22/21 (144A) (b)	2,500,000	2,499,492
Mizuho Corporate Bank (NY)
0.298%, 02/18/21 (b)	3,500,000	3,499,243
National Australia Bank, Ltd.
0.350%, 3M LIBOR + 0.120%, 07/08/21 (a)	1,500,000	1,500,818
Natixis NY
0.292%, 05/18/21 (b)	6,500,000	6,494,369
Old Line Funding LLC
0.236%, 01/04/21 (b)	5,000,000	4,999,933
Province of Britsh Columbia
0.144%, 01/19/21 (b)	27,000,000	26,998,789
PSP Capital, Inc.
0.221%, 04/14/21 (b)	12,000,000	11,994,280
Ridgefield Funding Co. LLC
0.262%, 05/10/21 (b)	7,000,000	6,992,922
0.262%, 05/11/21 (b)	7,000,000	6,992,817
Societe Generale S.A.
0.339%, 3M LIBOR + 0.100%, 03/19/21 (a)	4,000,000	3,999,837
0.303%, 06/02/21 (b)	3,000,000	2,996,940
Suncorp Metway Ltd .
0.261%, 04/07/21 (b)	4,000,000	3,996,389

Commercial Paper—(Continued)
Svenska Handelsbanken AB
0.248%, 3M LIBOR + 0.020%, 09/02/21 (a)	3,000,000	2,999,411
0.253%, 3M LIBOR + 0.040%, 08/09/21 (a)	6,500,000	6,500,000
Toronto-Dominion Bank
0.114%, 01/05/21 (b)	5,000,000	4,999,938
0.118%, 01/06/21 (b)	15,500,000	15,499,767
UBS AG
0.400%, 3M LIBOR + 0.170%, 07/09/21 (a)	5,000,000	5,001,691
0.418%, 3M LIBOR + 0.180%, 06/23/21 (a)	3,000,000	3,000,974
Victory Receivables Corp.
0.202%, 01/19/21 (b)	6,600,000	6,599,502
Westpac Banking Corp.
0.358%, 3M LIBOR + 0.120%, 07/02/21 (a)	2,000,000	2,001,081
Westpac Securities NZ, Ltd.
0.286%, 3M LIBOR + 0.070%, 01/22/21 (a)	4,000,000	4,000,170

		512,039,495

Repurchase Agreements—17.9%
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.080%, due on 01/04/21 with a maturity value of $59,000,524; collateralized by U.S. Agency Obligations with rates ranging from 3.000% - 4.000%, with maturity dates ranging from 10/01/29 - 02/01/48, and an aggregate market value of $60,602,114.	59,000,000	59,000,000
JPMorgan Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.060%, due on 01/04/21 with a maturity value of $105,000,700; collateralized by collateralized by U.S. Treasury Note at 2.125%, with a maturity date of 05/15/25, and an aggregate market value of $106,833,095.	105,000,000	105,000,000

		164,000,000

U.S. Treasury — 2.3%
U.S. Treasury Bills
0.072%, 01/05/21 (b)	11,000,000	10,999,999
0.181%, 03/25/21 (b)	10,000,000	9,998,333

		20,998,332

Bank Notes — 0.7%
Bank of America N.A.
0.275%, 10/01/21	1,000,000	999,852
0.350%, 01/10/22	1,600,000	1,600,068
0.455%, 07/06/21	3,000,000	3,000,004

		5,599,924

Total Short-Term Investments (Cost $914,163,323)		914,233,458

Total Investments—100.0% (Cost $914,163,323)		914,233,458
Other assets and liabilities (net)—0.0%		(400,869)

Net Assets—100.0%		$913,832,589

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2020

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $6,499,492, which is 0.7% of net assets.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Short-Term Investments*	$—	$914,233,458	$—	$914,233,458
Total Investments	$—	$914,233,458	$—	$914,233,458

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a)	$750,233,458
Repurchase Agreement at value which equals cost	164,000,000
Cash	704,551
Receivable for:
Fund shares sold	556,475
Interest	191,080
Prepaid expenses	3,039

Total Assets	915,688,603
Liabilities
Payables for:
Fund shares redeemed	1,263,675
Accrued Expenses:
Management fees	253,677
Distribution and service fees	107,122
Deferred trustees’ fees	162,087
Other expenses	69,453

Total Liabilities	1,856,014

Net Assets	$913,832,589

Net Assets Consist of:
Paid in surplus	$911,617,959
Distributable earnings (Accumulated losses)	2,214,630

Net Assets	$913,832,589

Net Assets
Class A	$377,371,215
Class B	446,270,898
Class E	90,190,476
Capital Shares Outstanding*
Class A	3,760,391
Class B	4,452,207
Class E	898,955
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$100.35
Class B	100.24
Class E	100.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $750,163,323.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Interest (a)	$6,762,524

Total investment income	6,762,524
Expenses
Management fees	3,066,245
Administration fees	45,036
Custodian and accounting fees	62,819
Distribution and service fees—Class B	1,064,463
Distribution and service fees—Class E	139,497
Audit and tax services	32,653
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	66,637
Insurance	6,273
Miscellaneous	11,465

Total expenses	4,595,058
Less management fee waiver	(219,017)

Net expenses	4,376,041

Net Investment Income	2,386,483

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	7,083
Net change in unrealized depreciation on investments	(51,279)

Net realized and unrealized loss	(44,196)

Net Increase in Net Assets From Operations	$2,342,287

(a)	Net of foreign withholding taxes of $560.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,386,483	$15,811,289
Net realized gain	7,083	2,213
Net change in unrealized appreciation (depreciation)	(51,279)	180,617

Increase in net assets from operations	2,342,287	15,994,119

From Distributions to Shareholders
Class A	(7,089,968)	(5,802,067)
Class B	(7,051,630)	(5,979,578)
Class E	(1,685,017)	(1,547,936)

Total distributions	(15,826,615)	(13,329,581)

Increase (decrease) in net assets from capital share transactions	118,189,011	(12,440,867)

Total increase (decrease) in net assets	104,704,683	(9,776,329)

Net Assets
Beginning of period	809,127,906	818,904,235

End of period	$913,832,589	$809,127,906

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	2,177,682	$220,924,621	967,685	$98,441,350
Reinvestments	70,603	7,089,968	57,549	5,802,067
Redemptions	(1,635,974)	(165,641,397)	(908,718)	(92,431,831)

Net increase	612,311	$62,373,192	116,516	$11,811,586

Class B
Sales	2,817,209	$285,068,573	1,379,245	$140,134,919
Reinvestments	70,207	7,051,630	59,292	5,979,578
Redemptions	(2,284,265)	(231,216,486)	(1,654,489)	(168,178,415)

Net increase (decrease)	603,151	$60,903,717	(215,952)	$(22,063,918)

Class E
Sales	322,159	$32,597,792	241,551	$24,526,767
Reinvestments	16,770	1,685,017	15,346	1,547,936
Redemptions	(389,289)	(39,370,707)	(277,934)	(28,263,238)

Net decrease	(50,360)	$(5,087,898)	(21,037)	$(2,188,535)

Increase (decrease) derived from capital shares transactions		$118,189,011		$(12,440,867)

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Period	$101.88	$101.58	$100.82	$100.28		$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.40	2.12	1.81	0.92		0.32	(b)
Net realized and unrealized gain (loss)	0.04	0.02	0.00 (c)	(0.03)		0.03

Total income (loss) from investment operations	0.44	2.14	1.81	0.89		0.35

Less Distributions
Distributions from net investment income	(1.97)	(1.84)	(1.04)	(0.35)		(0.07)
Distributions from net realized capital gains	0.00	0.00	(0.01)	(0.00	)(d)	(0.00	)(d)

Total distributions	(1.97)	(1.84)	(1.05)	(0.35)		(0.07)

Net Asset Value, End of Period	$100.35	$101.88	$101.58	$100.82		$100.28

Total Return (%) (e)	0.43	2.13	1.81	0.89		0.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.39	0.39	0.39	0.39		0.38
Net ratio of expenses to average net assets (%) (f)	0.36	0.37	0.36	0.36		0.35
Ratio of net investment income to average net assets (%)	0.40	2.08	1.79	0.91		0.32	(b)
Portfolio turnover rate (%)	0 (g)	0 (g)	0 (g)	0	(g)	0	(g)
Net assets, end of period (in millions)	$377.4	$320.7	$307.9	$308.6		$355.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Period	$101.77	$101.46	$100.68	$100.11		$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.16	1.87	1.55	0.66		0.08	(b)
Net realized and unrealized gain (loss)	0.04	0.02	0.00 (c)	(0.02)		0.03

Total income (loss) from investment operations	0.20	1.89	1.55	0.64		0.11

Less Distributions
Distributions from net investment income	(1.73)	(1.58)	(0.76)	(0.07)		(0.00	)(h)
Distributions from net realized capital gains	0.00	0.00	(0.01)	(0.00	)(d)	(0.00	)(d)

Total distributions	(1.73)	(1.58)	(0.77)	(0.07)		(0.00)

Net Asset Value, End of Period	$100.24	$101.77	$101.46	$100.68		$100.11

Total Return (%) (e)	0.19	1.88	1.55	0.63		0.11

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.64	0.64	0.64		0.63
Net ratio of expenses to average net assets (%) (f)	0.61	0.62	0.61	0.61		0.59
Ratio of net investment income to average net assets (%)	0.16	1.84	1.53	0.66		0.08	(b)
Portfolio turnover rate (%)	0 (g)	0 (g)	0 (g)	0	(g)	0	(g)
Net assets, end of period (in millions)	$446.3	$391.7	$412.5	$417.8		$479.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Period	$101.85	$101.53	$100.74	$100.18		$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.31	1.97	1.64	0.76		0.17	(b)
Net realized and unrealized gain (loss)	(0.02)	0.02	0.02	(0.03)		0.03

Total income (loss) from investment operations	0.29	1.99	1.66	0.73		0.20

Less Distributions
Distributions from net investment income	(1.81)	(1.67)	(0.86)	(0.17)		(0.02)
Distributions from net realized capital gains	0.00	0.00	(0.01)	(0.00	)(d)	(0.00	)(d)

Total distributions	(1.81)	(1.67)	(0.87)	(0.17)		(0.02)

Net Asset Value, End of Period	$100.33	$101.85	$101.53	$100.74		$100.18

Total Return (%) (e)	0.29	1.98	1.66	0.73		0.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	0.54	0.54	0.54		0.53
Net ratio of expenses to average net assets (%) (f)	0.51	0.52	0.51	0.51		0.50
Ratio of net investment income to average net assets (%)	0.30	1.94	1.62	0.76		0.17	(b)
Portfolio turnover rate (%)	0 (g)	0 (g)	0 (g)	0	(g)	0	(g)
Net assets, end of period (in millions)	$90.2	$96.7	$98.5	$117.5		$137.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01.
(d)	Distributions from net realized capital gains were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Includes the effects of the management fee waivers and voluntary distribution & service fee waiver (see Note 4 of the Notes to Financial Statements).
(g)	There were no long term transactions during the years ended December 31, 2020, 2019, 2018, 2017 and 2016.
(h)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodology to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had investments in repurchase agreements with a gross value of $164,000,000, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a

BHFTII-12

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average daily net assets
$3,066,245	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

BHFTII-13

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum reduction	Average daily net assets
0.025%	Of the first $	1 billion

For the period April 29, 2019 to April 29, 2020, an identical expense agreement was in place. Amounts waived for the year ended December 31, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$914,163,323

Gross unrealized appreciation	91,222
Gross unrealized depreciation	(21,087)

Net unrealized appreciation (depreciation)	$70,135

BHFTII-14

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$15,826,615	$13,329,581	$—	$—	$15,826,615	$13,329,581

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$2,306,584	$—	$70,135	$—	$2,376,719

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

7. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the BlackRock Ultra-Short Term Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Ultra-Short Term Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Ultra-Short Term Bond Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.We conducted our audits in accordance with the standards of the PCAOB.

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-17

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-18

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-19

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

BlackRock Ultra-Short Term Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Bank of America / Merrill Lynch 3-Month Treasury Bill Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board further noted that, prior to May 1, 2016, the Portfolio operated as a money market fund subject to the requirements set forth in Rule 2a-7 under the Investment Company Act of 1940 and noted that the Adviser and its affiliates had provided significant subsidizations to the Portfolio by voluntarily waiving a portion of the Adviser’s investment advisory fee and all of the Portfolio’s Rule 12b-1 fees in order to maintain a stable net asset value per share, which contributed positively to the Portfolio’s performance. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Brighthouse/Artisan Mid Cap Value Portfolio returned 6.25%, 5.98%, and 6.09%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 4.96%.

MARKET ENVIRONMENT / CONDITIONS

2020 was a year unlike any we have navigated in our careers. During the first quarter, the S&P 500 Index dropped more than 30% in just 22 days—the fastest and deepest descent since the Great Depression, brought on by a once-in-a-generation pandemic, which precipitated unprecedented monetary and fiscal stimulus, driving one of the swiftest recoveries on record. By December 31st, the S&P 500 Index reached an all-time record high, up 67% from the depths of the historic March selloff.

It may be a common refrain, but it bears repeating: The pandemic accelerated secular trends already in place, like the shift from brick-and-mortar retail to e-commerce. Some nascent trends may have gotten a boost, like prepared food delivery or video conferencing. Still, not every pandemic winner implied a foundational shift in consumer or enterprise behavior. Some things were simply put on hold out of necessity.

For the mid cap value space specifically, the Russell Midcap Value Index returned 4.96% in 2020, led by the Materials, Communications Services, Health Care, and Information Technology sectors on a total return basis. The Energy, Real Estate, Utilities, and Financials sectors posted negative total returns.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell Midcap Value Index for the period ended December 31, 2020. The Consumer Discretionary, Real Estate, and Communication Services sectors led the way. Industrials, Health Care, and Materials were the biggest detractors at the sector level.

During the period, the Portfolio’s top contributors were IAC/Interactive, Thor Industries, Vail Resorts, AutoNation, and Analog Devices.

IAC/Interactive Corp. is a collection of eclectic businesses, some of which have struggled and some of which have prospered amid the pandemic. In total, IAC’s operations are asset-light and built for an online world, which makes the current environment relatively attractive. When IAC spun out the Match Group online dating business in the second quarter, we noted how deals like that are core to IAC’s corporate DNA: Management builds success inside the company, releases the assets to the market, then goes back to work looking for the next opportunities to create value for shareholders. Given the success online video has had amid the pandemic, IAC’s next deal came sooner rather than later. In the fourth quarter, management announced the online-video platform Vimeo would be spun off in 2021. Vimeo’s hosting and video creation tools are in high demand with user growth during the pandemic accelerating and enterprise customers emerging for the first time. Vimeo being its own asset gives it a cheaper cost of capital relative to remaining inside IAC. This cost of capital advantage shows up in R&D spend, employee compensation and M&A activity. Stock is a currency, and IAC knows how to use it.

Recreational vehicle (“RV”) manufacturer Thor has been a strong performer for the Portfolio after a significant rebound from its March 2020 lows. After such a big runup, amid which we trimmed our position, the stock took a breather during the fourth quarter. The market was quick to put a premium on RV travel as airlines were grounded and people were relegated to their homes and relied more on driving. As we got nearer to winter and closer to a vaccine, some of this premium diminished. Critically, management has noted results will likely be strong for a couple of years as the jump in demand emptied out industry inventory. Our core views are unchanged: Thor operates a resilient business model built to handle cyclicality. This is an industry-leading business with strong return on capital, consistent free cash flow and sensible capital allocation.

Vail Resorts, a premium skiing, lodging and resort company, owns and operates some of the most recognizable and most visited ski resorts in North America. It was a new purchase in 2020. Of course, this is a highly seasonal business, dependent on appetite for ski vacations and the right weather conditions. Although it’s also a high fixed-cost business, management can pull several levers with regard to using a flexible labor force and deferring capital expenditures. Management has done well to navigate poor snowfall in recent years and grow through acquisitions, all the while returning excess cash to shareholders. Debt is well-structured and backed by assets that are virtually non-replaceable in today’s marketplace.

Car dealer AutoNation has seen profit recover swiftly after the business faced dramatic headwinds in the first half of 2020. Research indicates consumers will service their vehicles regardless of economic conditions, which has proven true in this cycle again, as AutoNation’s high-margin parts and service business remains a steady profit contributor. U.S. new and used car sales volumes have been rebounding rapidly, which has also contributed to AutoNation’s bottom line. At the same time, the business is regaining its footing on the top line. The market is revaluing the business higher now that management is being more disciplined on margins, and we are glad to see a long-tenured holding show improved business results despite generally weak economic conditions. We continue to believe the business has an undemanding valuation, a healthy financial profile, and strong cash-generation capabilities, which is why AutoNation remained one of the Portfolio’s top weightings as of period end.

During the period, the Portfolio’s biggest detractors were Spirit AeroSystems Holdings, Arch Capital Group, Ryder Systems, Kirby Corp., and Pinnacle Financial Partners.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

As a tier-one, independent supplier of aerostructures—e.g., fuselage, propulsion, and wing systems—to the two largest airplane manufacturers on the planet, Spirit AeroSystems is obviously exposed to a struggling industry. The company’s fortunes are tied to new aircraft production—something that is currently not a focus for the airlines. We initiated this position in the first quarter, before the pandemic, and closed it during the third quarter before building too large a position as the situation for the business deteriorated.

Global insurer Arch Capital has an admirable business position and management team with a great track record of building shareholder wealth. However strong our admiration, Arch Capital is facing a bounty of issues in this pandemic environment. A highly accretive 2016 acquisition of a mortgage insurer vaulted the company into position as a leading provider of mortgage insurance in the U.S. Rising unemployment is weighing on the mortgage market, from underwriters and servicers to the insurers. Management is prudent, but uncertainty is very high for this business, which corresponds with a low price. We count this situation as among those that exemplify the challenge of investing amid a rising range of outcomes.

Kirby, an operator of inland and coastal barges, is exposed directly to the energy markets. While Kirby handles myriad types of cargo, shipping petrochemicals via barge is at the heart of their operations and the entire energy sector has been under serious pressure. Seasonally, slack demand for both feedstock and distillate have hampered Kirby’s pricing power in their barging business. Its services business, providing diesel engine repair and maintenance, has been carrying the weight and generating revenue, but the margins here are small. The third quarter tends to be weak for Kirby given weather disruptions, and this hurricane season was more intense and more protracted than prior years. We believe Kirby’s management team is solid—it has historically done a good job allocating capital (e.g., purchasing struggling competitors at the bottom of the cycle) and has made great strides in building cash on the balance sheet. Further, incentives at Kirby have been focused on the issues we believe matter: cash generation and return on capital.

We were as active in the Portfolio as we have been in recent memory. Notably, in the period, we completely closed positions in: tier-one auto parts supplier Delphi Technologies; independent oil & gas firm Devon Energy; financial market exchange firm Intercontinental Exchange; one of the world’s largest engineering and construction companies Jacobs Engineering; Truist Financial, the super-regional bank formed from BB&T and SunTrust merger; online broker E*TRADE; REIT Equity Commonwealth; holding company Loews Corp.; energy firm Marathon Petroleum; chemicals manufacturer Nutrien, Ltd.; truck rental and leasing operation Ryder System; auto-industry supplier Axalta Coating Systems; bank holding company Pinnacle Financial Partners; and ViacomCBS.

During the period, we added several names to the Portfolio: global agricultural sciences company Corteva; global logistics company Expeditors International of Washington; multinational hospitality company Marriott International; boutique investment bank Moelis & Co.; food products distributor Sysco; tier-one auto parts supplier BorgWarner, Inc.; ski resort owner and operator Vail Resorts; meat processor and prepared food manufacturer Tyson Foods; video game publisher Electronic Arts; self-storage specialist Public Storage; electrical parts supplier nVent Electric; Northern Trust bank; managed care provider Centene; reinsurance giant Aon; elevator company Otis Worldwide; commercial real estate services firm Jones Lang Lasalle; and commercial REIT PS Business Parks.

Our decisions are always made from the bottom-up, without regard to index construction. Sector allocations are necessarily a byproduct of our stock selections. At period-end, the Portfolio maintained above-benchmark positions in the Consumer Discretionary, Communications Services, Financials, and Consumer Staples sectors. The Portfolio was underweight the Materials, Information Technology, Health Care, Energy, Industrials, Real Estate, and Utilities sectors.

James C. Kieffer

Daniel L. Kane

Thomas Reynolds

Craig Inman

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Brighthouse/Artisan Mid Cap Value Portfolio
Class A	6.25	9.62	9.10
Class B	5.98	9.35	8.82
Class E	6.09	9.46	8.93
Russell Midcap Value Index	4.96	9.73	10.49

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Analog Devices, Inc.	3.8
Expedia Group, Inc.	3.5
Gentex Corp.	3.2
AMERCO	3.2
IAC/InterActiveCorp.	3.1
Air Lease Corp.	3.0
Thor Industries, Inc.	2.9
Globe Life, Inc.	2.8
Lamar Advertising Co. - Class A	2.6
Fifth Third Bancorp	2.6

Top Sectors

% of Net Assets
Financials	21.6
Consumer Discretionary	20.1
Industrials	13.3
Communication Services	11.1
Real Estate	8.2
Information Technology	7.2
Health Care	6.0
Consumer Staples	5.1
Materials	4.1

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.78%	$1,000.00	$1,296.10	$4.50
	Hypothetical*	0.78%	$1,000.00	$1,021.22	$3.96

Class B (a)	Actual	1.03%	$1,000.00	$1,294.50	$5.94
	Hypothetical*	1.03%	$1,000.00	$1,019.96	$5.23

Class E (a)	Actual	0.93%	$1,000.00	$1,295.10	$5.37
	Hypothetical*	0.93%	$1,000.00	$1,020.46	$4.72

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—96.7% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—2.2%
Expeditors International of Washington, Inc.	221,160	$21,034,528

Auto Components—5.4%
BorgWarner, Inc. (a)	543,065	20,984,031
Gentex Corp. (a)	897,630	30,456,586

		51,440,617

Automobiles—2.9%
Thor Industries, Inc. (a)	300,142	27,910,205

Banks—5.3%
BOK Financial Corp.	98,135	6,720,285
Fifth Third Bancorp	906,866	25,002,296
M&T Bank Corp.	148,668	18,925,436

		50,648,017

Capital Markets—4.5%
Moelis & Co. - Class A (a)	514,992	24,081,026
Northern Trust Corp.	202,458	18,856,938

		42,937,964

Chemicals—4.1%
Celanese Corp.	150,617	19,571,173
Corteva, Inc.	491,865	19,045,013

		38,616,186

Consumer Finance—2.5%
Synchrony Financial	671,163	23,296,068

Diversified Consumer Services—1.3%
H&R Block, Inc. (a)	751,971	11,926,260

Electrical Equipment—2.0%
nVent Electric plc	823,079	19,169,510

Electronic Equipment, Instruments & Components—1.5%
Arrow Electronics, Inc. (b)	147,262	14,328,593

Entertainment—3.1%
Electronic Arts, Inc. (a)	113,162	16,250,063
Lions Gate Entertainment Corp. - Class A (a) (b)	568,073	6,458,990
Lions Gate Entertainment Corp. - Class B (b)	615,183	6,385,600

		29,094,653

Equity Real Estate Investment Trusts—6.9%
Lamar Advertising Co. - Class A	301,417	25,083,923
PS Business Parks, Inc.	52,759	7,010,088
Public Storage	46,672	10,777,965
STORE Capital Corp.	302,113	10,265,800
Weyerhaeuser Co.	372,466	12,488,785

		65,626,561

Food & Staples Retailing—3.3%
Kroger Co. (The)	489,214	15,537,437

Food & Staples Retailing —(Continued)
Sysco Corp. (a)	208,708	15,498,656

		31,036,093

Food Products—1.9%
Tyson Foods, Inc. - Class A	275,714	17,767,010

Health Care Equipment & Supplies—2.4%
Dentsply Sirona, Inc.	433,407	22,693,190

Health Care Providers & Services—3.6%
AmerisourceBergen Corp.	163,281	15,962,351
Centene Corp. (b)	297,382	17,851,841

		33,814,192

Hotels, Restaurants & Leisure—4.4%
Marriott International, Inc. - Class A	165,903	21,885,924
Vail Resorts, Inc. (a)	71,320	19,895,427

		41,781,351

Insurance—9.2%
Aon plc - Class A	67,294	14,217,203
Arch Capital Group, Ltd. (b)	659,805	23,799,166
Globe Life, Inc.	281,933	26,772,358
Progressive Corp. (The)	229,445	22,687,522

		87,476,249

Interactive Media & Services—3.1%
IAC/InterActiveCorp. (b)	154,491	29,252,871

Internet & Direct Marketing Retail—3.5%
Expedia Group, Inc.	253,220	33,526,328

Machinery—1.3%
Otis Worldwide Corp.	188,155	12,709,870

Marine—1.5%
Kirby Corp. (a) (b)	270,228	14,005,917

Media—5.0%
Liberty Broadband Corp. - Class C (a) (b)	62,747	9,937,243
News Corp. - Class A	1,156,293	20,778,585
Omnicom Group, Inc. (a)	266,998	16,652,665

		47,368,493

Real Estate Management & Development—1.3%
Jones Lang LaSalle, Inc. (a) (b)	81,142	12,039,038

Road & Rail—3.2%
AMERCO (a)	66,354	30,122,062

Semiconductors & Semiconductor Equipment—3.8%
Analog Devices, Inc.	243,984	36,043,756

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—2.6%
AutoNation, Inc. (a) (b)	349,613	$24,399,491

Technology Hardware, Storage & Peripherals—1.9%
NetApp, Inc.	267,445	17,715,557

Trading Companies & Distributors—3.0%
Air Lease Corp.	646,628	28,723,216

Total Common Stocks (Cost $620,523,137)		916,503,846

Short-Term Investment—3.3%

Repurchase Agreement—3.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $31,013,220; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22 , with a market value of $31,633,500.	31,013,220	31,013,220

Total Short-Term Investments (Cost $31,013,220)		31,013,220

Securities Lending Reinvestments (c)—7.3%

Certificates of Deposit—2.0%
Banco del Estado de Chile 0.250%, 01/12/21	2,000,000	2,000,044
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (d)	3,000,000	3,001,149
Goldman Sachs Bank USA 0.291%, SOFR + 0.200%, 02/22/21 (d)	500,000	499,816
0.301%, SOFR + 0.210%, 02/22/21 (d)	500,000	499,816
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 01/25/21	1,998,239	1,999,780
MUFG Bank Ltd.
Zero Coupon, 02/22/21	1,998,695	1,999,380
Rabobank International London 0.359%, 1M LIBOR + 0.210%, 01/08/21 (d)	1,500,000	1,500,300
Royal Bank of Canada New York 0.274%, 3M LIBOR + 0.040%, 10/05/21 (d)	1,000,000	999,870
Skandinaviska Enskilda Banken AB 0.250%, 05/17/21	1,000,000	999,924
Sumitomo Mitsui Banking Corp. 0.252%, 3M LIBOR + 0.030%, 02/17/21 (d)	3,000,000	2,999,973
Toronto-Dominion Bank 0.300%, 3M LIBOR + 0.070%, 10/08/21 (d)	2,000,000	2,000,040

		18,500,092

Commercial Paper—1.2%
Antalis S.A. 0.210%, 01/04/21	1,998,962	1,999,962
Bedford Row Funding Corp. 0.302%, 3M LIBOR + 0.080%, 10/21/21 (d)	1,000,000	1,000,017

Commercial Paper—(Continued)
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (d)	5,000,000	5,000,965
Versailles Commercial Paper LLC 0.230%, 03/31/21	2,996,608	2,997,438

		10,998,382

Repurchase Agreements—3.6%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $4,000,111; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $4,442,195.	4,000,000	4,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $7,241,664; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $7,386,457.	7,241,624	7,241,624
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $10,004,180; collateralized by various Common Stock with an aggregate market value of $11,000,000.	10,000,000	10,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $200,003; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $100,002; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $102,000.	100,000	100,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $100,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $102,041.	100,000	100,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*/ Shares	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,000,022; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,109,396.	1,000,000	$1,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,300,062; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,442,215.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $200,010; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $221,844.	200,000	200,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $10,000,222; collateralized by various Common Stock with an aggregate market value of $11,112,998.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $200,008; collateralized by various Common Stock with an aggregate market value of $222,260.	200,000	200,000

		34,341,624

Mutual Funds—0.5%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $68,838,993)		68,840,098

Total Investments—107.3% (Cost $720,375,350)		1,016,357,164
Other assets and liabilities (net)—(7.3)%		(68,933,571)

Net Assets—100.0%		$947,423,593

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $67,651,212 and the collateral received consisted of cash in the amount of $68,834,128 and non-cash collateral with a value of $1,372,730. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Standard Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$916,503,846	$—	$—	$916,503,846
Total Short-Term Investment*	—	31,013,220	—	31,013,220
Securities Lending Reinvestments
Certificates of Deposit	—	18,500,092	—	18,500,092
Commercial Paper	—	10,998,382	—	10,998,382
Repurchase Agreements	—	34,341,624	—	34,341,624
Mutual Funds	5,000,000	—	—	5,000,000
Total Securities Lending Reinvestments	5,000,000	63,840,098	—	68,840,098
Total Investments	$921,503,846	$94,853,318	$—	$1,016,357,164

Collateral for Securities Loaned (Liability)	$—	$(68,834,128)	$—	$(68,834,128)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,016,357,164
Receivable for:
Fund shares sold	862,503
Dividends	1,135,767
Prepaid expenses	2,526

Total Assets	1,018,357,960
Liabilities
Collateral for securities loaned	68,834,128
Payables for:
Investments purchased	141,048
Fund shares redeemed	1,070,996
Accrued Expenses:
Management fees	582,513
Distribution and service fees	74,474
Deferred trustees’ fees	162,147
Other expenses	69,061

Total Liabilities	70,934,367

Net Assets	$947,423,593

Net Assets Consist of:
Paid in surplus	$624,338,694
Distributable earnings (Accumulated losses)	323,084,899

Net Assets	$947,423,593

Net Assets
Class A	$564,149,956
Class B	318,933,549
Class E	64,340,088
Capital Shares Outstanding*
Class A	2,389,637
Class B	1,409,810
Class E	278,482
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$236.08
Class B	226.22
Class E	231.04

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $720,375,350.
(b)	Includes securities loaned at value of $67,651,212.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$16,224,756
Interest	34,373
Securities lending income	357,238

Total investment income	16,616,367

Expenses
Management fees	6,704,542
Administration fees	42,968
Custodian and accounting fees	50,954
Distribution and service fees—Class B	690,681
Distribution and service fees—Class E	82,851
Audit and tax services	44,887
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	118,366
Insurance	6,265
Miscellaneous	13,076

Total expenses	7,854,560
Less management fee waiver	(667,627)
Less broker commission recapture	(14,052)

Net expenses	7,172,881

Net Investment Income	9,443,486

Net Realized and Unrealized Gain
Net realized gain on investments	18,295,705
Net change in unrealized appreciation on investments	38,102,638

Net realized and unrealized gain	56,398,343

Net Increase in Net Assets From Operations	$65,841,829

(a)	Net of foreign withholding taxes of $14,404.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,443,486	$8,539,554
Net realized gain	18,295,705	17,773,941
Net change in unrealized appreciation	38,102,638	164,349,323

Increase in net assets from operations	65,841,829	190,662,818

From Distributions to Shareholders
Class A	(15,481,979)	(65,739,722)
Class B	(8,260,762)	(40,372,394)
Class E	(1,642,448)	(8,300,233)

Total distributions	(25,385,189)	(114,412,349)

Increase (decrease) in net assets from capital share transactions	(28,698,138)	28,540,542

Total increase in net assets	11,758,502	104,791,011

Net Assets
Beginning of period	935,665,091	830,874,080

End of period	$947,423,593	$935,665,091

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	281,914	$46,846,401	19,083	$4,332,192
Reinvestments	83,326	15,481,979	310,108	65,739,722
Redemptions	(359,402)	(72,509,353)	(193,589)	(44,129,137)

Net increase (decrease)	5,838	$(10,180,973)	135,602	$25,942,777

Class B
Sales	145,210	$23,791,690	36,208	$7,822,195
Reinvestments	46,333	8,260,762	198,283	40,372,394
Redemptions	(249,290)	(47,377,602)	(202,132)	(44,266,969)

Net increase (decrease)	(57,747)	$(15,325,150)	32,359	$3,927,620

Class E
Sales	20,508	$3,682,694	3,187	$699,509
Reinvestments	9,025	1,642,448	39,963	8,300,233
Redemptions	(43,856)	(8,517,157)	(46,384)	(10,329,597)

Net decrease	(14,323)	$(3,192,015)	(3,234)	$(1,329,855)

Increase (decrease) derived from capital shares transactions		$(28,698,138)		$28,540,542

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$229.44	$211.86	$259.07	$231.28	$213.79

Income (Loss) from Investment Operations
Net investment income (a)	2.44	2.34	1.75	1.54	1.74 (b)
Net realized and unrealized gain (loss)	10.26	45.48	(33.63)	27.96	43.82

Total income (loss) from investment operations	12.70	47.82	(31.88)	29.50	45.56

Less Distributions
Distributions from net investment income	(1.90)	(1.85)	(1.62)	(1.71)	(2.56)
Distributions from net realized capital gains	(4.16)	(28.39)	(13.71)	0.00	(25.51)

Total distributions	(6.06)	(30.24)	(15.33)	(1.71)	(28.07)

Net Asset Value, End of Period	$236.08	$229.44	$211.86	$259.07	$231.28

Total Return (%) (c)	6.25	23.75	(13.20)	12.82	22.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.86	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (d)	0.78	0.81	0.81	0.85	0.85
Ratio of net investment income to average net assets (%)	1.25	1.03	0.70	0.64	0.80 (b)
Portfolio turnover rate (%)	44	15	23	21	31
Net assets, end of period (in millions)	$564.1	$546.9	$476.3	$676.2	$652.0

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$220.07	$204.18	$250.17	$223.41	$207.30

Income (Loss) from Investment Operations
Net investment income (a)	1.88	1.70	1.09	0.90	1.16 (b)
Net realized and unrealized gain (loss)	9.79	43.77	(32.43)	27.01	42.40

Total income (loss) from investment operations	11.67	45.47	(31.34)	27.91	43.56

Less Distributions
Distributions from net investment income	(1.36)	(1.19)	(0.94)	(1.15)	(1.94)
Distributions from net realized capital gains	(4.16)	(28.39)	(13.71)	0.00	(25.51)

Total distributions	(5.52)	(29.58)	(14.65)	(1.15)	(27.45)

Net Asset Value, End of Period	$226.22	$220.07	$204.18	$250.17	$223.41

Total Return (%) (c)	5.98	23.44	(13.42)	12.54	22.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	1.11	1.10	1.10	1.10
Net ratio of expenses to average net assets (%) (d)	1.03	1.06	1.06	1.10	1.10
Ratio of net investment income to average net assets (%)	1.00	0.78	0.45	0.39	0.55 (b)
Portfolio turnover rate (%)	44	15	23	21	31
Net assets, end of period (in millions)	$318.9	$323.0	$293.0	$390.5	$404.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$224.61	$207.89	$254.48	$227.21	$210.43

Income (Loss) from Investment Operations
Net investment income (a)	2.12	1.95	1.36	1.15	1.40 (b)
Net realized and unrealized gain (loss)	10.02	44.61	(33.02)	27.48	43.07

Total income (loss) from investment operations	12.14	46.56	(31.66)	28.63	44.47

Less Distributions
Distributions from net investment income	(1.55)	(1.45)	(1.22)	(1.36)	(2.18)
Distributions from net realized capital gains	(4.16)	(28.39)	(13.71)	0.00	(25.51)

Total distributions	(5.71)	(29.84)	(14.93)	(1.36)	(27.69)

Net Asset Value, End of Period	$231.04	$224.61	$207.89	$254.48	$227.21

Total Return (%) (c)	6.09	23.56	(13.33)	12.65	22.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.01	1.00	1.00	1.00
Net ratio of expenses to average net assets (%) (d)	0.93	0.96	0.96	1.00	1.00
Ratio of net investment income to average net assets (%)	1.10	0.88	0.55	0.49	0.65 (b)
Portfolio turnover rate (%)	44	15	23	21	31
Net assets, end of period (in millions)	$64.3	$65.8	$61.5	$80.4	$82.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and less than 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $31,013,220. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $34,341,624. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$351,464,556	$0	$410,236,886

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$6,704,542	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	On the first $500 million
0.100%	On the next $500 million
0.130%	On amounts in excess of $1 billion

An identical agreement was in place for the period October 1, 2019 through April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$722,623,780

Gross unrealized appreciation	305,096,583
Gross unrealized depreciation	(11,363,199)

Net unrealized appreciation (depreciation)	$293,733,384

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$7,474,951	$10,191,964	$17,910,238	$104,220,385	$25,385,189	$114,412,349

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$8,503,880	$21,009,781	$293,733,384	$—	$323,247,045

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Artisan Mid Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Artisan Mid Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Artisan Mid Cap Value Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Artisan Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median but above the Sub-advised Expense Universe median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Brighthouse/Dimensional International Small Company Portfolio returned 9.12% and 8.79%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned 12.78%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets had positive performance for the year, but trailed both the U.S. and emerging markets. The MSCI World ex-USA Investable Market Index (net dividends) returned 8.3%, as compared to 20.9% for the Russell 3000 Index and 18.4% for the MSCI Emerging Markets Investable Market Index (net dividends).

Most developed ex-U.S. market currencies, particularly the Australian dollar and the euro, appreciated relative to the U.S. dollar. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of the developed ex-U.S. market.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.

Along the market capitalization dimension, small cap stocks (MSCI World ex-U.S. Small Cap Index, net dividends) outperformed large cap stocks (MSCI World ex-U.S. Index, net dividends) by 5.2%. Mid cap stocks (MSCI World ex-U.S. Mid Cap Index, net dividends), a subset of the MSCI World ex-USA Index universe, underperformed small cap stocks by 2.7% and outperformed large cap stocks by 2.5%.

Along the relative price dimension, large cap value stocks (MSCI World ex-U.S. Value Index, net dividends) underperformed large cap growth stocks (MSCI World ex-U.S. Growth Index, net dividends) by 21.6%, and small cap value stocks (MSCI World ex-U.S. Small Cap Value Index, net dividends) underperformed small cap growth stocks (MSCI World ex-U.S. Small Cap Growth Index, net dividends) by 20.4%.

Among large cap stocks, stocks with higher profitability outperformed stocks with lower profitability. Among small cap stocks, stocks with higher profitability underperformed stocks with lower profitability.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the year ended December 31, 2020, the Portfolio underperformed its benchmark. The Portfolio’s emphasis on small cap stocks detracted from relative performance, as mid and large cap stocks held in the benchmark outperformed. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price had a negative impact on relative performance, as those stocks outperformed for the year. The Portfolio’s general exclusion of Real Estate Investment Trusts (“REITs”) contributed positively to relative performance, as REITs underperformed the overall benchmark.

The Portfolio held more than 3,800 securities as of December 31, 2020 and was diversified across countries and sectors. Dimensional designs the Portfolio to provide broad exposure to small cap securities within non-U.S. developed markets. As a result of the Portfolio’s diversified investment approach, performance is determined principally by broad trends in non-U.S. developed equity markets rather than by the behavior of a limited group of securities in a particular industry, country, or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Portfolio.

Jed Fogdall

Arun Keswani

Mary Phillips

Bhanu Singh

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Brighthouse/Dimensional International Small Company Portfolio
Class A	9.12	8.24	6.46
Class B	8.79	7.98	6.20
MSCI World ex-U.S. Small Cap Index	12.78	9.63	6.98

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Pandora A/S	0.4
VAT Group AG	0.3
IMCD NV	0.3
LANXESS AG	0.3
PSP Swiss Property AG	0.3
ASR Nederland NV	0.3
Outotec Oyj	0.3
Georg Fischer AG	0.2
ams AG	0.2
Signify NV	0.2

Top Countries

% of Net Assets
Japan	21.9
United Kingdom	13.5
Canada	10.3
Australia	7.1
Germany	6.9
Switzerland	6.4
Sweden	3.9
France	3.7
Italy	3.4
Netherlands	3.1

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.94%	$1,000.00	$1,290.80	$5.41
	Hypothetical*	0.94%	$1,000.00	$1,020.41	$4.77

Class B (a)	Actual	1.19%	$1,000.00	$1,289.70	$6.85
	Hypothetical*	1.19%	$1,000.00	$1,019.15	$6.04

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Australia—7.1%
A2B Australia, Ltd.	55,813	$51,650
Accent Group, Ltd.	97,699	174,094
Adairs, Ltd.	28,605	73,012
Adbri, Ltd.	118,950	307,838
Ainsworth Game Technology, Ltd. (a)	51,616	19,079
Alkane Resources, Ltd. (a)	145,570	107,624
Alliance Aviation Services, Ltd. (a)	6,026	17,855
ALS, Ltd.	102,289	758,484
Altium, Ltd.	10,414	272,588
AMA Group, Ltd. (a)	145,469	89,769
Amaysim Australia, Ltd. (a)	29,484	17,281
Ansell, Ltd.	10,866	291,900
AP Eagers, Ltd.	38,258	392,356
Appen, Ltd.	12,693	242,970
Arafura Resources, Ltd. (a)	209,179	20,180
ARB Corp., Ltd.	28,746	682,968
Ardent Leisure Group, Ltd. (a)	113,950	60,694
Asaleo Care, Ltd.	98,648	102,624
AUB Group, Ltd.	29,816	372,345
Aurelia Metals, Ltd.	300,118	99,718
Austal, Ltd.	105,389	217,163
Australian Agricultural Co., Ltd. (a)	172,782	146,615
Australian Finance Group, Ltd.	31,669	64,241
Australian Pharmaceutical Industries, Ltd.	174,311	165,337
Australian Strategic Materials, Ltd. (a)	29,114	144,447
Auswide Bank, Ltd.	9,275	42,496
AVJennings, Ltd.	10,332	4,143
AVZ Minerals, Ltd. (a)	250,407	32,846
Baby Bunting Group, Ltd.	22,363	81,305
Bank of Queensland, Ltd.	150,966	901,448
Bapcor, Ltd.	85,877	516,872
Beach Energy, Ltd.	156,099	217,334
Bega Cheese, Ltd.	108,313	427,170
Bendigo & Adelaide Bank, Ltd.	85,683	616,071
Bingo Industries, Ltd.	156,543	294,743
Blackmores, Ltd. (a)	5,258	306,374
Blue Sky Alternative Investments, Ltd. (a) (b) (c)	6,725	180
Bravura Solutions, Ltd.	77,318	192,136
Breville Group, Ltd.	31,096	615,907
Brickworks, Ltd.	16,435	243,510
BSA, Ltd.	28,058	7,897
BWX, Ltd.	18,602	58,966
Capitol Health, Ltd.	260,324	55,206
Capral, Ltd.	4,539	20,821
Cardno, Ltd. (a)	69,333	18,181
Carnarvon Petroleum, Ltd. (a)	66,586	15,421
carsales.com, Ltd.	49,610	765,850
Cash Converters International, Ltd. (a)	152,939	27,173
Catapult Group International, Ltd. (a)	29,810	42,810
Cedar Woods Properties, Ltd.	28,142	135,626
Challenger, Ltd.	87,504	434,944
Champion Iron, Ltd. (a)	56,704	208,206
City Chic Collective, Ltd. (a)	7,943	25,078
Cleanaway Waste Management, Ltd.	264,752	481,221
Clinuvel Pharmaceuticals, Ltd.	9,453	162,762
Clover Corp., Ltd.	39,945	51,313
Codan, Ltd.	34,821	301,293

Australia—(Continued)
Collection House, Ltd. (a) (b) (c)	40,783	12,794
Collins Foods, Ltd.	30,579	227,455
Cooper Energy, Ltd. (a)	552,999	166,399
Corporate Travel Management, Ltd. (a)	27,644	373,503
Costa Group Holdings, Ltd.	119,797	377,120
Credit Corp. Group, Ltd.	20,160	462,409
CSR, Ltd.	227,939	919,894
Dacian Gold, Ltd. (a)	65,439	20,734
Data #3, Ltd.	55,471	239,703
Decmil Group, Ltd. (a)	40,865	19,895
Deterra Royalties, Ltd. (a)	76,879	285,453
Dicker Data, Ltd.	5,894	47,453
Domain Holdings Australia, Ltd.	96,746	336,168
Downer EDI, Ltd.	117,346	482,931
Earlypay, Ltd.	40,098	11,442
Eclipx Group, Ltd. (a)	63,282	86,657
Elanor Investor Group	5,934	7,056
Elders, Ltd.	45,511	346,078
Electro Optic Systems Holdings, Ltd. (a)	26,234	119,916
Emeco Holdings, Ltd. (a)	147,781	129,981
Energy World Corp., Ltd. (a)	325,379	18,574
EQT Holdings, Ltd.	3,173	64,797
Estia Health, Ltd.	52,899	72,233
Euroz, Ltd.	24,892	29,596
Event Hospitality and Entertainment, Ltd.	38,556	281,333
FAR, Ltd. (a) (b) (c)	1,010,302	6,465
Fiducian Group, Ltd.	3,121	14,276
Finbar Group, Ltd.	6,909	4,369
Fleetwood, Ltd.	35,042	52,812
Flight Centre Travel Group, Ltd. (a)	9,316	114,047
Freedom Foods Group, Ltd. (a) (b) (c)	35,888	62,460
G8 Education, Ltd.	300,520	273,647
Galaxy Resources, Ltd. (a)	120,846	207,906
Genworth Mortgage Insurance Australia, Ltd.	66,059	121,796
Gold Road Resources, Ltd. (a)	184,732	186,756
GrainCorp, Ltd. - Class A	83,590	270,857
Grange Resources, Ltd.	120,000	27,312
Greenland Minerals Ltd. (a)	349,524	71,451
GUD Holdings, Ltd.	42,416	384,053
GWA Group, Ltd.	92,856	251,163
Hansen Technologies, Ltd.	57,391	164,935
Hastings Technology Metals, Ltd. (a)	99,951	13,149
Healius, Ltd.	291,166	837,527
HT&E, Ltd.	109,386	156,391
HUB24, Ltd.	14,616	240,540
Humm Group, Ltd.	107,580	93,401
Huon Aquaculture Group, Ltd. (a)	3,410	6,996
IDM International, Ltd. (a) (b) (c)	1,969	0
IGO, Ltd.	171,239	843,206
Iluka Resources, Ltd.	76,879	384,981
Imdex, Ltd.	110,358	146,821
Incitec Pivot, Ltd. (a)	78,988	139,326
Infomedia, Ltd.	133,597	198,887
Inghams Group, Ltd.	71,096	171,111
Intega Group, Ltd. (a)	69,333	14,694
Integral Diagnostics, Ltd.	34,146	114,541
Integrated Research, Ltd.	28,972	59,455

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
International Ferro Metals, Ltd. (a) (b) (c)	82,765	$0
Invocare, Ltd.	48,219	425,985
IOOF Holdings, Ltd.	218,350	593,322
IPH, Ltd.	59,961	297,395
Iress, Ltd.	58,472	478,776
IVE Group, Ltd. (a)	19,754	21,723
Japara Healthcare, Ltd.	32,040	15,318
JB Hi-Fi, Ltd.	1,634	61,271
Johns Lyng Group, Ltd.	26,883	65,513
Jumbo Interactive, Ltd.	12,118	131,495
Jupiter Mines, Ltd.	439,415	103,380
Karoon Energy, Ltd. (a)	168,923	138,092
Kogan.com, Ltd.	16,750	246,765
Lifestyle Communities, Ltd.	20,891	206,093
Link Administration Holdings, Ltd.	167,403	716,823
Lovisa Holdings, Ltd.	11,216	98,071
Lycopodium, Ltd.	6,179	22,248
Lynas Rare Earths, Ltd. (a)	267,944	822,832
MACA, Ltd.	71,850	67,396
Macmahon Holdings, Ltd.	380,170	77,700
Mayne Pharma Group, Ltd. (a)	452,144	120,508
McMillan Shakespeare, Ltd.	29,453	281,620
McPherson’s, Ltd.	39,600	41,544
Medusa Mining, Ltd. (a)	60,972	36,305
Mesoblast, Ltd. (a)	42,929	73,939
Metals X, Ltd. (a)	104,677	11,277
Metcash, Ltd.	430,592	1,122,917
Mineral Resources, Ltd.	41,796	1,207,732
MMA Offshore, Ltd. (a)	783,505	18,135
Moelis Australia, Ltd.	8,784	32,270
Monadelphous Group, Ltd.	40,177	417,709
Monash IVF Group, Ltd.	36,262	21,984
Money3 Corp., Ltd.	47,676	107,022
Morning Star Gold NL (a) (b) (c)	33,455	0
Mortgage Choice, Ltd.	48,689	53,995
Mount Gibson Iron, Ltd.	214,065	152,263
Myer Holdings, Ltd. (a)	355,143	79,476
MyState, Ltd.	14,052	53,524
Navigator Global Investments, Ltd.	45,623	61,222
Nearmap, Ltd. (a)	109,995	188,416
Netwealth Group, Ltd.	24,001	297,129
New Energy Solar, Ltd.	16,213	10,817
New Hope Corp., Ltd.	137,727	150,276
nib holdings, Ltd.	171,993	792,265
Nick Scali, Ltd.	21,771	162,037
Nine Entertainment Co. Holdings, Ltd.	493,097	882,694
NRW Holdings, Ltd.	134,771	303,852
Nufarm, Ltd. (a)	112,275	355,255
Objective Corp., Ltd.	2,117	19,362
OceanaGold Corp. (a) (d)	233,911	452,055
OFX Group, Ltd.	99,303	94,213
OM Holdings, Ltd.	21,506	9,709
Omni Bridgeway, Ltd.	75,128	249,232
oOh!media, Ltd.	130,777	167,515
Orora, Ltd.	248,793	518,281
OZ Minerals, Ltd.	106,409	1,550,327
Pacific Current Group, Ltd.	12,733	60,512

Australia—(Continued)
Pacific Niugini, Ltd. (a)	89,162	15,175
Pacific Smiles Group, Ltd.	13,431	26,395
Pact Group Holdings, Ltd.	50,886	103,980
Peet, Ltd.	88,199	81,263
Pendal Group, Ltd.	81,314	409,835
Perenti Global, Ltd.	204,417	216,258
Perpetual, Ltd.	20,527	550,724
Perseus Mining, Ltd. (a)	378,189	374,926
Pilbara Minerals, Ltd. (a)	37,144	24,941
Platinum Asset Management, Ltd.	71,195	224,132
Praemium, Ltd. (a)	98,955	50,379
Premier Investments, Ltd.	44,992	816,111
Pro Medicus, Ltd.	14,226	376,002
Propel Funeral Partners, Ltd.	7,202	15,830
PSC Insurance Group, Ltd.	6,696	15,522
PWR Holdings, Ltd.	9,738	33,943
QANTM Intellectual Property, Ltd.	14,173	12,239
Qube Holdings, Ltd.	25,220	57,211
Ramelius Resources, Ltd.	229,213	294,284
Reckon, Ltd.	36,898	22,243
Red 5, Ltd. (a)	304,886	61,407
Redbubble, Ltd. (a)	3,334	14,265
Redcape Hotel Group	38,088	27,016
Regis Healthcare, Ltd.	26,109	38,067
Regis Resources, Ltd.	183,594	525,046
Reject Shop, Ltd. (The) (a)	12,421	66,009
Resolute Mining, Ltd. (a)	357,444	216,930
Rhipe, Ltd.	12,338	17,552
Ridley Corp., Ltd.	125,470	88,538
RPMGlobal Holdings, Ltd. (a)	17,010	16,793
Salmat, Ltd. (a) (b) (c)	45,807	0
Sandfire Resources NL	52,696	217,545
SeaLink Travel Group, Ltd.	10,665	55,051
Select Harvests, Ltd.	43,392	174,702
Senex Energy, Ltd. (a)	400,753	97,257
Servcorp, Ltd.	21,215	49,280
Service Stream, Ltd.	102,973	143,971
Seven West Media, Ltd. (a)	408,410	104,022
SG Fleet Group, Ltd.	24,267	46,245
Sigma Healthcare, Ltd. (a)	499,784	237,009
Silver Lake Resources, Ltd. (a)	202,549	276,309
SmartGroup Corp., Ltd.	29,372	154,786
SolGold plc (a)	15,118	6,702
Southern Cross Media Group, Ltd. (a)	76,997	133,047
Spark Infrastructure Group	488,033	794,524
SpeedCast International, Ltd. (a) (b) (c)	65,225	7,447
SRG Global, Ltd.	9,380	3,004
St. Barbara, Ltd.	274,075	500,280
Star Entertainment Group, Ltd. (The)	245,154	696,444
Steadfast Group, Ltd.	220,792	679,831
Strike Energy, Ltd. (a)	153,418	33,731
Sunland Group, Ltd.	40,150	75,372
Super Retail Group, Ltd.	75,031	609,553
Superloop, Ltd. (a)	16,193	13,265
Syrah Resources, Ltd. (a)	108,096	80,083
Tassal Group, Ltd.	94,476	244,857
Technology One, Ltd.	85,252	538,532

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Temple & Webster Group, Ltd. (a)	5,673	$48,637
Tiger Resources, Ltd. (a) (b) (c)	591,241	182
Tribune Resources, Ltd.	2,377	10,977
United Malt Group, Ltd.	95,694	302,761
Virgin Australia International Holding, Ltd. (b) (c)	968,773	0
Virtus Health, Ltd.	37,091	152,202
Vista Group International, Ltd. (a)	33,201	40,251
Vita Group, Ltd.	32,093	26,664
Viva Energy Group, Ltd.	120,875	178,103
Vocus Group, Ltd. (a)	205,776	641,414
Webjet, Ltd.	84,765	331,873
Western Areas, Ltd.	118,596	240,711
Westgold Resources, Ltd. (a)	109,349	220,254
Whitehaven Coal, Ltd.	259,853	329,686
WPP AUNZ, Ltd. (a)	131,382	70,422

		51,080,629

Austria—1.8%
A-TEC Industries AG	1	0
Agrana Beteiligungs AG	5,812	114,186
ams AG (a)	75,018	1,638,829
Andritz AG	20,093	920,474
Austria Technologie & Systemtechnik AG	11,814	377,736
BAWAG Group AG (a)	15,608	732,264
CA Immobilien Anlagen AG	22,541	859,072
DO & Co. AG (a) (d)	2,435	197,665
EVN AG	13,717	300,203
FACC AG (a)	6,291	65,399
Flughafen Wien AG (a)	900	33,646
IMMOFINANZ AG (a)	29,420	610,164
Kapsch TrafficCom AG (a)	1,870	29,936
Lenzing AG (a) (d)	3,209	325,873
Mayr Melnhof Karton AG	3,045	614,077
Oberbank AG (a)	198	20,415
Oesterreichische Post AG (d)	10,088	354,190
Palfinger AG	5,204	164,912
POLYTEC Holding AG (a)	8,428	77,450
Porr AG (a) (d)	2,048	32,315
Raiffeisen Bank International AG (a)	9,202	185,850
Rosenbauer International AG	1,615	71,602
S IMMO AG	18,475	382,867
S&T AG (a) (d)	16,968	397,412
Schoeller-Bleckmann Oilfield Equipment AG	3,509	132,192
Semperit AG Holding (a)	5,443	161,659
Strabag SE	6,827	236,454
Telekom Austria AG	40,133	309,988
UBM Development AG	1,459	63,811
UNIQA Insurance Group AG	47,158	368,823
Vienna Insurance Group AG Wiener Versicherung Gruppe	14,472	368,507
voestalpine AG	33,438	1,202,720
Wienerberger AG	39,101	1,246,796
Zumtobel Group AG (a)	13,016	96,598

		12,694,085

Belgium—1.4%
Ackermans & van Haaren NV	7,639	1,148,763

Belgium—(Continued)
AGFA-Gevaert NV (a)	50,218	239,261
Atenor	1,361	94,769
Banque Nationale de Belgique	71	152,455
Barco NV	24,885	542,291
Bekaert S.A.	11,685	388,654
Biocartis NV (a)	10,340	58,745
bpost S.A. (a)	18,928	196,437
Cie d’Entreprises CFE (a)	2,872	293,843
Cie Immobiliere de Belgique S.A.	1,276	106,353
D’ieteren S.A.	8,787	728,874
Deceuninck NV (a)	27,313	64,546
Econocom Group S.A.	39,556	119,668
Elia Group S.A.	8,086	963,583
Etablissements Franz Colruyt NV	813	48,170
Euronav NV (d)	53,441	430,997
EVS Broadcast Equipment S.A. (a)	4,761	97,148
Exmar NV (a)	10,339	34,763
Fagron	13,001	301,951
GIMV NV	4,622	282,435
Greenyard NV (a) (d)	5,819	42,535
Ion Beam Applications	6,507	97,038
Jensen-Group NV (a)	1,035	30,615
Kinepolis Group NV (a) (d)	4,506	191,568
Lotus Bakeries NV	92	413,651
MDxHealth (a)	8,434	9,172
Melexis NV	5,164	504,011
Mithra Pharmaceuticals S.A. (a)	506	12,200
Ontex Group NV (a)	16,729	225,021
Orange Belgium S.A.	8,899	237,076
Oxurion NV (a)	12,685	39,750
Picanol	849	62,843
Proximus SADP	5,277	104,664
Recticel S.A.	16,958	222,152
Resilux NV	229	40,015
Roularta Media Group NV (a)	1,629	28,269
Shurgard Self Storage S.A.	2,486	107,843
Sioen Industries NV (a)	3,002	81,049
Sipef S.A. (a) (d)	2,884	152,251
Telenet Group Holding NV	8,880	380,904
TER Beke S.A.	141	19,565
Tessenderlo Group S.A. (a)	8,542	340,835
Van de Velde NV	1,970	55,127
VGP NV	168	25,168
Viohalco S.A.	45,397	205,835
X-Fab Silicon Foundries SE (a)	4,727	28,443

		9,951,306

Cambodia—0.0%
NagaCorp, Ltd.	48,000	62,960

Canada—10.3%
5N Plus, Inc. (a)	33,732	78,175
Absolute Software Corp. (d)	18,754	223,209
Acadian Timber Corp.	3,800	48,063
Advantage Oil & Gas, Ltd. (a)	91,030	122,289
Aecon Group, Inc.	30,622	393,571

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
AG Growth International, Inc. (d)	5,820	$136,298
AGF Management, Ltd. - Class B	32,280	154,185
Aimia, Inc. (a)	43,651	141,628
Air Canada (a) (d)	7,252	129,726
AirBoss of America Corp.	3,761	46,566
Alamos Gold, Inc. - Class A	129,119	1,127,978
Alamos Gold, Inc. - Class A	5,600	49,000
Alaris Equity Partners Income (d)	16,654	197,692
Alcanna, Inc. (a)	12,660	58,879
Alexco Resource Corp. (a) (d)	22,734	72,333
Algoma Central Corp.	7,610	83,220
AltaGas, Ltd.	25,204	370,665
Altius Minerals Corp.	12,660	136,158
Altus Group, Ltd.	12,988	501,399
Americas Gold And Silver Corp. (a) (d)	4,400	14,103
Amerigo Resources, Ltd. (a)	35,000	21,997
Andrew Peller, Ltd. - Class A	11,417	93,998
ARC Resources, Ltd. (d)	133,371	628,664
Aritzia, Inc. (a)	26,237	531,583
Ascot Resources, Ltd. (a)	16,500	19,314
Atco, Ltd. - Class I	14,586	418,134
Athabasca Oil Corp. (a) (d)	144,824	19,342
ATS Automation Tooling Systems, Inc. (a) (d)	26,833	471,143
AutoCanada, Inc.	8,428	156,324
Badger Daylighting, Ltd. (d)	11,662	348,422
Baytex Energy Corp. (a)	137,397	74,479
Birchcliff Energy, Ltd.	80,388	111,782
Bird Construction, Inc.	18,612	116,974
Black Diamond Group, Ltd. (a)	19,812	42,335
Blackberry, Ltd. (a)	64,959	430,713
BlackBerry, Ltd. (U.S. Listed Shares) (a)	94,314	625,302
BMTC Group, Inc.	5,387	52,478
Boralex, Inc. - Class A	25,118	932,182
Bridgemarq Real Estate Services	3,500	40,694
BRP, Inc.	6,365	420,483
Calian Group, Ltd.	2,846	147,923
Cameco Corp.	33,711	451,727
Cameco Corp.	23,815	318,993
Canaccord Genuity Group, Inc. (d)	30,012	263,127
Canacol Energy, Ltd. (d)	40,661	119,788
Canada Goose Holdings, Inc. (a)	4,869	144,743
Canada Goose Holdings, Inc. (a) (d)	13,191	392,696
Canadian Western Bank (d)	32,028	720,120
Canfor Corp. (a)	26,341	475,541
Canfor Pulp Products, Inc.	15,297	98,303
CanWel Building Materials Group, Ltd.	19,304	116,318
Capital Power Corp. (d)	41,208	1,132,419
Capstone Mining Corp. (a)	117,839	220,329
Cardinal Energy, Ltd.	32,459	20,910
Cascades, Inc.	35,836	409,627
Celestica, Inc. (a)	46,685	376,663
Celestica, Inc. (U.S. Listed Shares) (a)	3,323	26,817
Centerra Gold, Inc.	71,985	833,576
Cervus Equipment Corp.	2,998	30,053
CES Energy Solutions Corp.	90,181	90,684
CI Financial Corp.	53,812	667,101
Cineplex, Inc. (d)	19,436	141,544

Canada—(Continued)
Clairvest Group, Inc.	200	8,013
Clearwater Seafoods, Inc. (d)	10,644	68,652
Cogeco Communications, Inc.	3,980	305,981
Cogeco, Inc.	2,309	148,709
Colliers International Group, Inc.	10,661	948,761
Computer Modelling Group, Ltd.	28,920	110,873
Copper Mountain Mining Corp. (a)	63,622	90,467
Corby Spirit and Wine, Ltd.	3,957	52,536
Corus Entertainment, Inc. - B Shares	69,390	233,317
Crescent Point Energy Corp. (d)	89,477	208,773
Crescent Point Energy Corp. (U.S. Listed Shares) (d)	44,283	103,622
Crew Energy, Inc. (a)	69,029	30,369
CRH Medical Corp. (a)	27,305	63,924
Denison Mines Corp. (a)	247,548	163,360
Dexterra Group, Inc.	13,742	70,065
DIRTT Environmental Solutions (a) (d)	17,310	42,292
Dorel Industries, Inc. - Class B (a) (d)	12,134	142,321
DREAM Unlimited Corp. - Class A	8,735	145,824
Dundee Precious Metals, Inc.	45,872	329,742
E-L Financial Corp., Ltd.	677	405,541
ECN Capital Corp.	87,631	445,418
EcoSynthetix, Inc. (a) (d)	8,700	25,220
Eldorado Gold Corp. (a)	67,558	895,360
Element Fleet Management Corp.	109,242	1,148,290
Endeavour Silver Corp. (a) (d)	49,248	248,774
Enerflex, Ltd.	29,289	150,943
Enerplus Corp. (d)	56,230	175,815
Enerplus Corp. (U.S. Listed Shares) (d)	4,452	13,935
Enghouse Systems, Ltd.	14,178	686,679
Ensign Energy Services, Inc.	51,526	36,836
Equitable Group, Inc.	4,209	333,969
ERO Copper Corp. (a)	16,890	270,951
Evertz Technologies, Ltd.	9,349	97,096
Exchange Income Corp.	2,651	76,308
Exco Technologies, Ltd.	13,332	96,672
EXFO, Inc. (a)	85	290
EXFO, Inc. (U.S. Listed Shares) (a)	5,432	18,523
Extendicare, Inc. (d)	31,356	163,567
Fiera Capital Corp. (d)	22,157	185,904
Finning International, Inc.	50,788	1,078,482
Firm Capital Mortgage Investment Corp.	9,574	95,748
First Majestic Silver Corp. (a)	45,160	605,965
First Mining Gold Corp. (a) (d)	50,000	15,712
First National Financial Corp.	4,907	159,904
Fission Uranium Corp. (a) (d)	114,725	34,700
Fortuna Silver Mines, Inc. (a) (d)	4,200	34,608
Fortuna Silver Mines, Inc. (a) (d)	60,121	494,042
Freehold Royalties, Ltd. (d)	35,012	143,305
Galiano Gold, Inc. (a)	23,027	25,869
Gamehost, Inc.	4,952	22,603
GDI Integrated Facility Services, Inc. (a)	3,200	111,795
Gear Energy, Ltd. (a)	34,663	7,761
Genworth MI Canada, Inc.	14,002	477,513
Gibson Energy, Inc.	42,525	686,868
Goeasy, Ltd. (d)	3,895	295,743
GoGold Resources, Inc. (a) (d)	18,500	33,864
GoldMining, Inc. (a) (d)	13,000	28,290

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
GoldMoney, Inc. (d)	11,000	$21,345
Gran Tierra Energy, Inc. (a) (d)	112,213	41,433
Great Canadian Gaming Corp. (a)	17,160	586,155
Guardian Capital Group, Ltd. - Class A	5,600	118,564
Hanfeng Evergreen, Inc. (a) (b) (c)	12,100	0
Hardwoods Distribution, Inc.	2,602	51,758
Headwater Exploration, Inc. (a)	21,385	40,153
Heroux-Devtek, Inc. (a)	13,806	152,930
High Liner Foods, Inc.	8,307	72,439
Home Capital Group, Inc. (a)	23,902	557,695
HudBay Minerals, Inc.	103,103	721,697
Husky Energy, Inc.	12,400	61,372
iA Financial Corp., Inc.	17,167	744,187
IAMGOLD Corp. (a)	18,603	68,273
IAMGOLD Corp. (a)	162,515	596,233
IBI Group, Inc. (a)	5,900	37,961
Imperial Metals Corp. (a)	18,151	72,724
Information Services Corp.	2,900	45,360
Innergex Renewable Energy, Inc. (d)	38,308	823,702
Inter Pipeline, Ltd.	5,876	54,795
Interfor Corp. (a)	31,992	597,415
International Petroleum Corp. (a) (d)	25,919	57,218
International Tower Hill Mines, Ltd. (a) (d)	21,604	30,211
Intertape Polymer Group, Inc. (d)	23,413	444,017
Invesque, Inc. (d)	9,800	17,934
Ivanhoe Mines, Ltd. - Class A (a)	172,444	929,347
Jamieson Wellness, Inc.	12,957	367,772
Just Energy Group, Inc. (a) (d)	1,567	7,349
K-Bro Linen, Inc.	3,219	98,550
Karora Resources, Inc. (a)	10,330	30,595
Kelt Exploration, Ltd. (a) (d)	58,951	83,362
Keyera Corp. (d)	51,407	913,525
Kinaxis, Inc. (a)	7,497	1,062,149
Kingsway Financial Services, Inc. (a)	8,765	41,196
Knight Therapeutics, Inc. (a)	40,310	169,423
KP Tissue, Inc.	1,400	11,845
Labrador Iron Ore Royalty Corp.	20,800	532,868
Largo Resources, Ltd. (a) (d)	83,173	90,171
Lassonde Industries, Inc. - Class A	900	122,340
Laurentian Bank of Canada	16,783	411,367
Leon’s Furniture, Ltd.	9,639	156,220
Lightstream Resources, Ltd. (a) (b) (c)	108,373	0
Linamar Corp.	15,501	821,021
Lucara Diamond Corp. (a)	110,136	44,992
Lundin Gold, Inc. (a)	11,400	97,888
Lundin Mining Corp.	58,787	521,874
Magellan Aerospace Corp.	5,794	39,919
Mainstreet Equity Corp. (a)	2,561	159,084
Major Drilling Group International, Inc. (a)	36,670	221,535
Manitok Energy, Inc. (a) (b) (c)	122	0
Maple Leaf Foods, Inc.	26,200	580,850
Martinrea International, Inc.	32,289	376,946
Maverix Metals, Inc.	5,042	27,529
Maverix Metals, Inc.	2,644	14,561
Maxim Power Corp. (a)	2,800	4,905
MDF Commerce, Inc. (a)	4,176	40,287
Medical Facilities Corp.	12,861	71,130

Canada—(Continued)
MEG Energy Corp. (a)	76,654	267,979
Melcor Developments, Ltd.	3,120	23,089
Methanex Corp.	8,422	388,086
Morguard Corp.	1,400	126,978
Morneau Shepell, Inc.	21,185	516,435
Mountain Province Diamonds, Inc. (a)	1,600	754
MTY Food Group, Inc.	6,320	287,724
Mullen Group, Ltd. (d)	37,792	323,618
Neo Performance Materials, Inc.	4,300	46,550
New Gold, Inc. (a)	172,247	378,892
NFI Group, Inc. (d)	13,236	250,495
Nighthawk Gold Corp. (a) (d)	4,900	5,081
Norbord, Inc. (d)	657	28,382
Norbord, Inc. (d)	14,625	631,464
North American Construction Group, Ltd.	10,441	102,039
North West Co., Inc. (The)	15,571	396,829
NuVista Energy, Ltd. (a)	59,117	43,656
Onex Corp.	4,489	257,653
Osisko Gold Royalties, Ltd. (d)	6,400	81,152
Osisko Gold Royalties, Ltd.	36,318	460,216
Osisko Mining, Inc. (a)	12,300	35,753
Pan American Silver Corp.	3,913	134,952
Paramount Resources, Ltd. - Class A (a) (d)	19,290	75,772
Parex Resources, Inc. (a)	55,359	761,953
Park Lawn Corp.	8,556	187,803
Parkland Corp.	38,209	1,212,398
Pason Systems, Inc. (d)	24,116	149,292
Peyto Exploration & Development Corp. (d)	67,791	155,511
Photon Control, Inc. (a)	32,700	51,893
PHX Energy Services Corp.	12,350	24,547
Pinnacle Renewable Energy, Inc.	4,300	30,707
Pizza Pizza Royalty Corp.	6,998	50,579
Points International, Ltd. (a)	5,320	75,313
Polaris Infrastructure, Inc.	5,300	73,739
Pollard Banknote, Ltd.	2,690	75,529
PolyMet Mining Corp. (a)	3,835	12,835
PrairieSky Royalty, Ltd. (d)	67,152	532,299
Precision Drilling Corp. (a)	5,194	85,404
Premier Gold Mines, Ltd. (a)	47,868	113,192
Premium Brands Holdings Corp.	10,725	848,715
Pretium Resources, Inc. (a)	1,100	12,628
Pretium Resources, Inc. (a)	49,167	563,553
Primo Water Corp.	4,700	73,696
Primo Water Corp.	45,705	716,688
Pulse Seismic, Inc. (a)	15,720	11,856
Quarterhill, Inc.	58,061	116,770
Questerre Energy Corp. - Class A (a) (d)	83,569	15,428
Real Matters, Inc. (a)	25,451	384,094
Recipe Unlimited Corp.	4,150	54,610
RF Capital Group, Inc.	17,303	23,652
Richelieu Hardware, Ltd.	18,490	479,935
Rogers Sugar, Inc.	35,106	154,721
Roxgold, Inc. (a)	78,600	99,416
Russel Metals, Inc. (d)	24,422	436,100
Sabina Gold & Silver Corp. (a)	64,606	166,984
Sandstorm Gold, Ltd. (a)	58,462	418,865
Savaria Corp. (d)	10,600	120,415

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Secure Energy Services, Inc.	55,376	$107,019
Seven Generations Energy, Ltd. - Class A (a)	66,566	345,668
ShawCor, Ltd.	21,791	60,260
Sienna Senior Living, Inc. (d)	22,176	246,342
Sierra Wireless, Inc. (a)	16,910	246,031
Sleep Country Canada Holdings, Inc.	12,404	257,942
SNC-Lavalin Group, Inc.	14,823	253,047
Spin Master Corp. (a)	7,348	167,464
Sprott, Inc.	6,042	175,436
SSR Mining, Inc. (a)	1,192	23,971
SSR Mining, Inc. (a)	70,912	1,423,922
Stantec, Inc.	31,313	1,015,477
Stelco Holdings, Inc.	10,484	187,211
Stella-Jones, Inc.	16,794	610,595
Steppe Gold, Ltd. (a)	6,300	12,423
Storm Resources, Ltd. (a)	32,500	55,660
SunOpta, Inc. (a)	26,392	308,311
Superior Plus Corp. (d)	56,115	536,948
Surge Energy, Inc. (d)	85,275	20,098
Tamarack Valley Energy, Ltd. (a)	69,684	69,525
Taseko Mines, Ltd. (a)	108,786	141,869
TeraGo, Inc. (a)	4,100	20,614
Teranga Gold Corp. (a)	34,918	374,719
TerraVest Industries, Inc.	900	11,299
Tervita Corp. (a) (d)	3,508	7,992
TFI International, Inc.	27,602	1,420,975
Tidewater Midstream and Infrastructure, Ltd.	79,200	51,021
Timbercreek Financial Corp.	30,426	206,760
TORC Oil & Gas, Ltd.	52,724	113,078
Torex Gold Resources, Inc. (a)	27,594	413,834
Toromont Industries, Ltd.	1,363	95,514
Total Energy Services, Inc. (a)	17,786	45,831
Tourmaline Oil Corp.	73,410	989,642
TransAlta Corp.	97,104	737,682
TransAlta Renewables, Inc. (d)	28,608	489,049
Transcontinental, Inc. - Class A (d)	29,230	470,978
TransGlobe Energy Corp. (a)	21,872	20,791
Trevali Mining Corp. (a) (d)	90,600	13,879
Trican Well Service, Ltd. (a) (d)	101,707	134,235
Tricon Capital Group, Inc.	40,178	360,778
Trisura Group, Ltd. (a)	2,200	153,943
Uni-Select, Inc.	13,271	84,553
Vecima Networks, Inc.	2,500	28,085
Vermilion Energy, Inc. (d)	28,810	128,557
VersaBank	2,000	13,952
Wajax Corp.	7,885	105,864
Waterloo Brewing, Ltd.	2,600	11,030
Wesdome Gold Mines, Ltd. (a)	56,007	467,275
West Fraser Timber Co., Ltd.	17,774	1,141,926
Western Forest Products, Inc.	145,247	146,057
Westshore Terminals Investment Corp. (d)	18,288	223,985
Whitecap Resources, Inc. (d)	122,867	469,113
WildBrain, Ltd. (a) (d)	53,045	74,594
Winpak, Ltd.	9,852	331,419
Yamana Gold, Inc.	205,724	1,174,965
Yellow Pages, Ltd.	6,975	68,660

Canada—(Continued)
Zenith Capital Corp. (a)	12,830	5,774

		74,031,428

China—0.2%
BOE Varitronix, Ltd.	137,000	50,379
Bund Center Investment, Ltd.	138,000	54,298
CGN Mining Co., Ltd.	145,000	6,733
China Display Optoelectronics Technology Holdings, Ltd. (a)	136,000	7,457
China Gold International Resources Corp., Ltd. (a)	79,013	112,973
China Sunsine Chemical Holdings, Ltd.	70,000	26,216
Chong Hing Bank, Ltd.	57,000	69,108
CITIC Telecom International Holdings, Ltd.	467,000	147,022
FIH Mobile, Ltd. (a)	1,208,000	148,107
First Sponsor Group, Ltd.	9,490	9,407
Fountain SET Holdings, Ltd.	422,000	49,538
GDH Guangnan Holdings, Ltd.	264,000	22,469
Goodbaby International Holdings, Ltd. (a)	193,000	26,157
Guotai Junan International Holdings, Ltd.	806,600	108,287
Neo-Neon Holdings, Ltd. (a)	322,500	20,589
Shenwan Hongyuan HK, Ltd.	172,500	22,783
SITC International Holdings Co., Ltd.	298,000	645,165
Yangzijiang Shipbuilding Holdings, Ltd.	140,100	101,334

		1,628,022

Colombia—0.0%
Frontera Energy Corp. (d)	8,353	21,065

Denmark—2.5%
ALK-Abello A/S (a)	1,867	767,538
Alm Brand A/S (a)	26,249	315,411
Ambu A/S - Class B	6,180	266,838
Bang & Olufsen A/S (a)	30,627	168,684
Bavarian Nordic A/S (a)	14,032	430,422
Brodrene Hartmann A/S (a)	1,106	91,092
Chemometec A/S	2,092	198,385
Columbus A/S (a)	20,865	38,483
D/S Norden A/S	10,001	180,242
DFDS A/S (a)	11,185	504,924
FLSmidth & Co. A/S (a)	14,207	544,463
H+H International A/S - Class B (a)	5,958	127,897
Harboes Bryggeri A/S - Class B (a)	1,454	17,219
ISS A/S (a)	20,183	348,823
Jeudan A/S (a)	2,360	96,043
Jyske Bank A/S (a)	18,867	716,200
Matas A/S (a)	12,582	178,353
Netcompany Group A/S (a)	7,500	765,932
Nilfisk Holding A/S (a)	7,976	172,248
NKT A/S (a) (d)	9,092	405,603
NNIT A/S	2,656	52,821
Pandora A/S	27,154	3,033,603
Parken Sport & Entertainment A/S (a)	2,351	27,307
PER Aarsleff Holding A/S	6,290	318,411
Ringkjoebing Landbobank A/S	9,034	822,254
Rockwool International A/S - A Shares	519	174,900
Rockwool International A/S - B Shares	2,091	782,983
Royal Unibrew A/S	13,863	1,607,265

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
RTX A/S	2,486	$95,857
Scandinavian Tobacco Group A/S - Class A	23,608	402,018
Schouw & Co. A/S	4,311	435,837
SimCorp A/S	10,712	1,591,085
Solar A/S - B Shares	1,807	107,016
Spar Nord Bank A/S (a)	29,828	293,338
Sydbank A/S (a)	21,973	484,985
Tivoli A/S (a)	844	100,569
Topdanmark A/S	12,523	544,062
United International Enterprises, Ltd.	850	195,699
Vestjysk Bank A/S (a)	132,795	60,230
Zealand Pharma A/S (a)	9,440	342,920

		17,807,960

Faeroe Islands—0.0%
BankNordik P/F (a)	628	15,667

Finland—2.7%
Aktia Bank Oyj (a)	15,788	188,771
Alma Media Oyj	12,889	139,829
Altia Oyj	1,398	16,975
Apetit Oyj	1,205	15,756
Aspo Oyj	8,414	85,788
Atria Oyj	4,065	48,731
BasWare Oyj (a)	3,072	157,518
Bittium Oyj	8,034	56,791
Cargotec Oyj - B Shares	12,591	519,903
Caverion Oyj	35,151	249,479
Citycon Oyj	21,486	208,473
Digia Oyj	6,625	60,840
Enento Group Oyj	3,892	160,018
F-Secure Oyj (a)	26,373	123,251
Ferratum Oyj (a)	2,093	12,883
Finnair Oyj (a)	272,008	251,481
Fiskars Oyj Abp	10,751	196,764
HKScan Oyj - A Shares (a)	6,704	16,068
Huhtamaki Oyj	30,331	1,565,572
Ilkka-Yhtyma Oyj	5,725	29,239
Kemira Oyj	41,153	644,777
Kesko Oyj - A Shares	11,515	281,362
Kesko Oyj - B Shares	30,282	778,071
Kojamo Oyj	26,601	586,978
Konecranes Oyj	18,053	634,313
Lassila & Tikanoja Oyj	10,268	187,941
Metsa Board Oyj	64,237	672,923
Neles Oyj	31,578	418,631
Nokian Renkaat Oyj	40,201	1,404,883
Olvi Oyj - A Shares	5,028	297,840
Oriola Oyj - A Shares	4,196	10,201
Oriola-KD Oyj - B Shares	44,680	103,813
Orion Oyj - Class A	7,857	357,930
Orion Oyj - Class B	26,553	1,217,172
Outokumpu Oyj (a)	102,277	402,040
Outotec Oyj	188,187	1,884,511
Ponsse Oyj	3,208	114,455
QT Group Oyj (a)	2,605	183,198

Finland—(Continued)
Raisio Oyj - V Shares	52,502	204,559
Rapala VMC Oyj (a)	8,902	47,423
Raute Oyj - A Shares	72	1,996
Revenio Group Oyj	5,309	324,649
Sanoma Oyj	28,885	483,731
Stockmann Oyj Abp - B Shares (a)	3,752	5,333
Teleste Oyj	2,149	11,731
Terveystalo Oyj	5,258	64,482
TietoEVRY Oyj	22,579	735,901
Tikkurila Oyj	10,734	326,488
Tokmanni Group Corp.	15,731	311,107
Uponor Oyj	19,661	436,081
Vaisala Oyj - A Shares	5,709	281,473
Valmet Oyj	43,166	1,234,064
Wartsila Oyj Abp	41,928	417,152
YIT Oyj	55,499	334,267

		19,505,606

France—3.7%
ABC Arbitrage	2,830	25,127
Air France-KLM (a) (d)	7,785	48,762
Akka Technologies S.A. (a)	4,296	135,392
AKWEL	3,301	92,428
Albioma S.A.	11,708	672,711
ALD S.A.	7,859	110,477
Altamir Amboise	9,152	223,197
Alten S.A. (a)	7,311	828,148
Assystem	2,720	81,751
Aubay	2,423	101,669
Axway Software S.A. (a)	2,132	70,321
Bastide le Confort Medical (a)	1,345	83,665
Beneteau S.A.	15,076	174,657
Bigben Interactive (a)	4,507	102,709
Boiron S.A.	1,869	94,343
Bonduelle SCA	6,799	172,848
Burelle S.A.	101	98,444
Casino Guichard Perrachon S.A. (a) (d)	6,523	200,884
Catering International Services (a)	541	6,740
Cegedim S.A. (a)	2,295	71,442
CGG S.A. (a)	189,243	187,378
Chargeurs S.A. (d)	7,431	160,176
Cie des Alpes	4,122	95,216
Cie Plastic Omnium S.A.	18,690	648,837
Coface S.A. (a)	31,535	318,654
Derichebourg S.A. (a)	33,761	242,634
Electricite de Strasbourg S.A.	329	47,428
Elior Group S.A.	35,740	241,400
Elis S.A. (a)	44,621	747,408
Eramet (a)	3,022	158,676
Esso S.A. Francaise (a)	1,341	21,140
Etablissements Maurel et Prom (a)	12,067	25,628
Europcar Groupe S.A. (a) (d)	25,144	23,063
Eutelsat Communications S.A.	57,002	645,127
Exel Industries - A Shares (a)	618	45,930
Faurecia SE (a)	20,249	1,038,090
Fleury Michon S.A. (d)	461	15,521

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Fnac Darty S.A. (a)	6,777	$436,630
Gaztransport Et Technigaz S.A.	5,603	542,196
GEA (d)	165	21,774
GL Events (a)	4,878	59,881
Groupe Crit (a)	1,062	81,090
Groupe Gorge S.A.	395	6,115
Guerbet	2,188	87,839
Haulotte Group S.A.	5,337	39,603
HEXAOM (a)	1,526	74,398
ID Logistics Group (a)	796	220,211
Imerys S.A.	7,029	332,199
IPSOS	13,160	445,334
Jacquet Metals S.A.	7,099	120,057
JCDecaux S.A. (a)	11,950	272,963
Kaufman & Broad S.A.	5,175	231,558
Korian S.A. (a)	25,971	995,242
Lagardere SCA (a)	13,311	334,064
Laurent-Perrier	1,255	114,989
Lectra	7,156	219,291
Linedata Services	1,348	46,604
LISI (a)	7,827	193,438
LNA Sante S.A.	1,534	92,302
Maisons du Monde S.A. (a)	16,643	304,217
Manitou BF S.A. (d)	3,893	113,732
Manutan International	589	52,308
Mersen S.A. (a)	7,574	229,182
METabolic EXplorer S.A. (a)	6,035	17,604
Metropole Television S.A. (a)	8,342	135,727
Neoen S.A. (a) (d)	2,656	203,588
Nexans S.A. (a)	10,974	797,399
Nexity S.A.	12,995	563,432
Nicox (a)	1,834	9,713
NRJ Group (a)	9,690	71,850
Oeneo S.A. (a)	3,143	41,721
OL Groupe S.A. (a)	3,273	8,635
Onxeo S.A. (a)	8,671	7,044
Onxeo S.A. (a) (d)	4,566	3,685
Orpea S.A. (a)	3,351	441,617
Pharmagest Interactive	101	13,750
Pierre Et Vacances S.A. (a)	2,596	46,664
Plastivaloire (a)	1,576	14,009
Quadient SAS	15,239	294,290
Rallye S.A. (a)	9,791	69,159
Recylex S.A. (a) (b) (c)	3,335	2,823
Rexel S.A. (a)	101,834	1,605,784
Robertet S.A.	143	157,747
Rothschild & Co. (a)	6,708	211,248
Rubis SCA	21,735	1,009,185
Samse S.A.	107	19,732
Savencia S.A. (a)	2,114	156,181
SCOR SE (a)	9,816	317,173
Seche Environnement S.A.	1,555	75,626
Societe BIC S.A.	7,557	427,251
Societe Marseillaise du Tunnel Prado-Carenage S.A. (a)	293	5,729
Societe pour l’Informatique Industrielle	1,546	47,031
Societe Television Francaise 1 (a)	21,284	171,486
Soitec (a)	6,122	1,192,796

France—(Continued)
Solocal Group (d)	31,533	102,470
Somfy S.A.	2,415	408,088
Sopra Steria Group (a)	4,903	792,402
SPIE S.A. (a)	34,853	759,252
STEF S.A.	1,145	101,821
Sword Group	1,089	41,762
Synergie SE (a)	3,366	131,334
Tarkett S.A. (a)	10,034	177,405
Technicolor S.A. (a)	3,270	7,275
Thermador Groupe	2,148	167,657
Tikehau Capital SCA	3,328	104,437
Total Gabon	324	52,290
Trigano S.A.	3,132	554,313
Union Financiere de France BQE S.A. (a)	1,257	29,548
Valeo S.A.	5,869	231,789
Vallourec S.A. (a)	1,693	55,929
Vetoquinol S.A.	1,341	136,459
Vicat S.A.	7,909	330,001
VIEL & Cie S.A.	4,205	30,496
Vilmorin & Cie S.A.	2,655	159,939
Virbac S.A. (a)	966	280,871
Vranken-Pommery Monopole S.A. (a)	958	17,221

		26,537,676

Georgia—0.0%
Bank of Georgia Group plc (a)	14,696	245,334

Germany—6.5%
1&1 Drillisch AG	17,600	439,515
7C Solarparken AG	11,803	66,332
Aareal Bank AG (a)	24,447	584,610
ADLER Group S.A. (a)	21,541	763,141
ADVA Optical Networking SE (a)	19,068	164,486
AIXTRON SE (a)	21,680	377,902
All for One Steeb AG	498	37,105
Allgeier SE	2,942	67,035
Amadeus Fire AG (a)	449	65,953
Atoss Software AG	1,110	214,409
Aurubis AG	14,317	1,113,663
Basler AG	1,220	106,836
Bauer AG (a)	4,696	60,372
BayWa AG	6,415	259,043
BayWa AG	305	13,482
Bechtle AG	2,130	464,512
Bertrandt AG	2,310	111,660
bet-at-home.com AG	1,222	47,536
Bijou Brigitte AG (a)	1,603	44,662
Bilfinger SE	10,033	317,005
Borussia Dortmund GmbH & Co. KGaA (Xetra Exchange) (a)	26,420	174,766
CANCOM SE	10,426	574,344
CECONOMY AG (a)	47,148	326,442
CENIT AG (a)	3,413	52,333
Cewe Stiftung & Co. KGaA	2,086	235,975
Commerzbank AG (a)	182,142	1,172,067
CompuGroup Medical SE & Co KgaA	7,564	726,400
Corestate Capital Holding S.A. (a)	4,473	79,780

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
CropEnergies AG	9,235	$134,277
CTS Eventim AG & Co. KGaA (a)	18,055	1,200,046
Data Modul AG	138	8,246
Dermapharm Holding SE	580	40,364
Deutsche Beteiligungs AG	5,206	210,539
Deutsche Euroshop AG (a)	14,792	333,469
Deutsche Pfandbriefbank AG (a)	45,896	492,228
Deutz AG (a)	47,320	294,842
DIC Asset AG	19,505	319,240
DMG Mori AG	1,272	63,866
Dr. Hoenle AG	2,084	139,735
Draegerwerk AG & Co. KGaA	1,062	77,592
Duerr AG	20,750	846,890
Eckert & Ziegler AG	4,645	254,487
Elmos Semiconductor AG	1,769	59,370
ElringKlinger AG (a)	11,206	217,186
Energiekontor AG	2,559	181,330
Evotec SE (a)	33,599	1,243,221
Fielmann AG (a)	6,684	542,645
First Sensor AG	1,405	69,347
FORTEC Elektronik AG	253	5,502
Francotyp-Postalia Holding AG (a)	3,300	12,901
Freenet AG	49,368	1,037,181
FUCHS Petrolub SE	7,604	351,636
GEA Group AG	44,623	1,596,689
Gerresheimer AG	10,281	1,102,357
Gesco AG	3,934	87,943
GFT Technologies SE	7,497	108,743
Grammer AG (a)	706	17,171
Grand City Properties S.A.	40,446	1,035,744
GRENKE AG	338	16,033
H&R GmbH & Co. KGaA (a)	4,195	27,993
Hamburger Hafen und Logistik AG	8,624	194,295
Hawesko Holding AG	223	12,032
Heidelberger Druckmaschinen AG (a)	100,140	97,129
Hella GmbH & Co. KGaA (a)	12,133	784,850
HOCHTIEF AG	1,962	190,729
HolidayCheck Group AG (a)	11,101	28,487
Hornbach Baumarkt AG	3,054	132,948
Hornbach Holding AG & Co. KGaA	3,220	309,616
Hugo Boss AG	20,336	678,166
Hypoport SE (a)	804	505,986
Indus Holding AG	8,840	346,701
Instone Real Estate Group AG (a)	8,706	223,389
IVU Traffic Technologies AG	5,128	119,677
Jenoptik AG	16,935	519,791
JOST Werke AG (a)	2,001	105,375
K&S AG (d)	59,897	568,926
Kloeckner & Co. SE (a)	34,891	341,169
Koenig & Bauer AG (a)	4,373	127,386
Krones AG	5,091	410,670
KSB SE & Co. KGaA	82	27,780
KWS Saat SE	3,725	295,880
LANXESS AG	28,230	2,164,770
Leifheit AG	2,964	157,548
Leoni AG (a)	12,471	101,331
LPKF Laser & Electronics AG	5,659	203,659

Germany—(Continued)
Manz AG (a)	1,272	52,907
Medigene AG (a)	2,446	10,470
METRO AG	25,342	284,744
MLP SE	23,565	155,473
Nagarro SE (a)	2,942	327,063
New Work SE	988	338,090
Nexus AG	5,374	335,236
Nordex SE (a)	23,261	629,927
Norma Group SE	10,781	551,700
OHB SE (a)	2,315	109,182
Patrizia Immobilien AG	18,548	594,886
Pfeiffer Vacuum Technology AG	1,991	380,415
PNE Wind AG	24,548	239,376
Progress-Werk Oberkirch AG (a)	822	19,483
ProSiebenSat.1 Media SE (a)	76,185	1,280,457
PSI Software AG	4,019	119,804
PVA TePla AG (a)	1,597	38,247
QSC AG	42,643	87,737
R Stahl AG (a)	1,594	42,347
Rheinmetall AG	14,951	1,580,058
SAF-Holland SE (a)	22,056	302,026
Salzgitter AG (a)	16,810	445,768
Schaltbau Holding AG (a)	2,019	73,323
Secunet Security Networks AG	391	118,270
SGL Carbon SE (a)	8,945	39,108
Siltronic AG	6,867	1,074,688
Sixt SE (a)	4,968	594,765
SMA Solar Technology AG (a)	3,992	272,821
SMT Scharf AG (a)	1,117	11,816
Softing AG	3,104	19,899
Software AG	18,372	748,485
Stabilus S.A.	6,982	492,185
STRATEC SE	1,395	209,186
Stroeer SE & Co. KGaA	8,803	871,915
Suedzucker AG	28,260	403,009
Surteco SE (a)	2,209	64,962
Suss Microtec AG (a)	6,216	143,545
TAG Immobilien AG (a)	46,027	1,455,038
Takkt AG (a)	11,656	151,809
Technotrans AG (a)	2,869	87,614
Tele Columbus AG (a)	19,982	77,956
ThyssenKrupp AG (a)	17,297	171,722
Traffic Systems SE	1,794	72,881
United Internet AG	1,095	46,142
Varta AG (a) (d)	2,132	307,905
VERBIO Vereinigte BioEnergie AG	9,187	344,649
Vossloh AG (a)	3,724	188,135
Wacker Chemie AG	5,249	748,719
Wacker Neuson SE (a)	12,073	258,303
Washtec AG (a)	3,924	209,260
Wuestenrot & Wuerttembergische AG	4,269	86,157
Zeal Network SE	2,439	136,953
zooplus AG (a)	359	74,349

		46,919,434

Ghana—0.0%
Tullow Oil plc (a) (d)	488,272	195,694

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Greenland—0.0%
Gronlandsbanken A/S (a)	140	$13,559

Guernsey, Channel Islands—0.0%
Raven Russia, Ltd. (a)	116,243	44,435

Hong Kong—2.1%
Aceso Life Science Group, Ltd. (a)	1,001,000	31,714
Aeon Credit Service Asia Co., Ltd.	44,000	29,346
Allied Group, Ltd.	414,000	172,107
APAC Resources, Ltd.	70,825	7,800
Apollo Future Mobility Group, Ltd. (a)	348,000	34,597
Applied Development Holdings, Ltd. (a)	390,000	9,451
Arts Optical International Holdings, Ltd. (a)	16,000	1,445
Asia Financial Holdings, Ltd.	254,000	124,503
Asia Standard International Group, Ltd. (a)	296,000	34,751
ASM Pacific Technology, Ltd.	25,300	333,971
Associated International Hotels, Ltd.	14,000	24,741
Bel Global Resources Holdings, Ltd. (a) (b) (c)	520,000	0
Best Food Holding Co., Ltd. (a)	112,000	10,980
BOCOM International Holdings Co., Ltd.	117,000	15,543
Bright Smart Securities & Commodities Group, Ltd.	176,000	49,220
Brightoil Petroleum Holdings, Ltd. (a) (b) (c)	591,000	21,445
Build King Holdings, Ltd.	160,000	20,625
Burwill Holdings, Ltd. (a) (b) (c)	1,566,000	2,687
Cafe de Coral Holdings, Ltd.	106,000	228,409
Camsing International Holding, Ltd. (a) (b) (c)	124,000	3,479
Century City International Holdings, Ltd.	616,000	33,762
Chen Hsong Holdings	150,000	42,563
Cheuk Nang Holdings, Ltd.	108,566	41,312
Chevalier International Holdings, Ltd.	75,139	91,108
China Baoli Technologies Holdings, Ltd. (a) (b) (c)	285,000	651
China Best Group Holding, Ltd. (a)	30,000	1,586
China Energy Development Holdings, Ltd. (a)	3,376,000	55,875
China Motor Bus Co., Ltd.	4,800	60,448
China Solar Energy Holdings, Ltd. (a) (b) (c)	162,000	705
China Star Entertainment, Ltd. (a)	378,000	72,643
China Strategic Holdings, Ltd. (a)	4,927,500	159,056
China Tonghai International Financial, Ltd. (a)	180,000	4,644
Chinese Estates Holdings, Ltd.	151,000	73,963
Chinney Investment, Ltd.	8,000	1,620
Chow Sang Sang Holdings International, Ltd.	119,000	135,128
Chuang’s China Investments, Ltd.	511,500	27,363
Chuang’s Consortium International, Ltd.	382,357	46,355
CK Life Sciences International Holdings, Inc.	304,000	34,565
CMBC Capital Holdings, Ltd.	760,000	13,144
CNT Group, Ltd.	246,000	10,313
Convenience Retail Asia, Ltd.	36,000	2,750
Convoy Global Holdings, Ltd. (a) (b) (c)	1,314,000	5,305
Cowell e Holdings, Inc.	120,000	90,981
CSI Properties, Ltd.	2,274,023	68,701
Dah Sing Banking Group, Ltd.	172,671	177,346
Dah Sing Financial Holdings, Ltd.	66,260	186,864
Dan Form Holdings Co., Ltd.	88,000	12,827
Dickson Concepts International, Ltd.	87,500	42,583
DMX Technologies Group, Ltd. (a) (b) (c)	186,000	0
Dynamic Holdings, Ltd.	20,000	37,401
Eagle Nice International Holdings, Ltd.	98,000	49,593
EcoGreen International Group, Ltd.	118,800	20,839

Hong Kong—(Continued)
eForce Holdings, Ltd. (a)	712,000	5,694
Emperor Capital Group, Ltd. (a)	984,000	16,374
Emperor Entertainment Hotel, Ltd.	235,000	32,176
Emperor International Holdings, Ltd.	529,250	75,105
Emperor Watch & Jewellery, Ltd. (a)	1,520,000	22,372
Energy International Investments Holdings, Ltd. (a)	580,000	5,118
ENM Holdings, Ltd. (a)	412,000	35,674
Esprit Holdings, Ltd. (a)	833,950	121,613
Fairwood Holdings, Ltd.	26,500	60,523
Far East Consortium International, Ltd.	542,175	201,465
First Pacific Co., Ltd.	674,000	215,124
Fosun Tourism Group	14,400	15,319
Freeman FinTech Corp., Ltd. (a) (b) (c)	180,000	392
G-Resources Group, Ltd. (a)	8,956,800	55,455
Genting Hong Kong, Ltd. (a)	162,000	5,751
Get Nice Financial Group, Ltd.	104,000	8,987
Giordano International, Ltd.	446,000	65,595
Glorious Sun Enterprises, Ltd.	393,000	41,567
Gold Peak Industries Holdings, Ltd. (a)	277,714	21,469
Gold-Finance Holdings, Ltd. (a) (b) (c)	214,000	373
Golden Resources Development International, Ltd.	370,000	29,190
Good Resources Holdings, Ltd. (a) (b) (c)	420,000	4,605
Great Eagle Holdings, Ltd.	56,571	155,487
Guoco Group, Ltd.	1,000	11,876
Haitong International Securities Group, Ltd.	791,562	191,092
Hang Lung Group, Ltd.	209,000	519,957
Hanison Construction Holdings, Ltd.	148,009	18,184
Harbour Centre Development, Ltd.	88,000	81,956
HKBN, Ltd.	167,500	259,332
HKR International, Ltd.	366,080	151,152
Hon Kwok Land Investment Co., Ltd.	140,000	47,495
Hong Kong Economic Times Holdings, Ltd.	50,000	6,385
Hong Kong Ferry Holdings Co., Ltd.	39,000	30,943
Hongkong & Shanghai Hotels (The)	110,902	98,749
Hongkong Chinese, Ltd.	866,000	75,938
Hsin Chong Group Holdings, Ltd. (b) (c)	918,000	7,768
Hung Hing Printing Group, Ltd.	252,000	33,480
Hutchison Port Holdings Trust - Class U	1,123,200	222,577
Hutchison Telecommunications Hong Kong Holdings, Ltd.	526,000	78,686
Hypebeast, Ltd. (a)	127,500	12,831
Hysan Development Co., Ltd.	153,000	562,717
Imagi International Holdings, Ltd. (a)	90,112	9,301
International Housewares Retail Co., Ltd.	134,000	45,537
IPE Group, Ltd.	285,000	24,631
IRC, Ltd. (a)	936,000	16,930
IT, Ltd. (a)	220,000	79,248
ITC Properties Group, Ltd.	182,746	18,145
Jacobson Pharma Corp., Ltd.	90,000	13,238
Johnson Electric Holdings, Ltd.	106,875	264,818
K Wah International Holdings, Ltd.	172,000	82,897
Kader Holdings Co., Ltd. (a)	224,000	14,158
Kam Hing International Holdings, Ltd.	196,000	11,124
Karrie International Holdings, Ltd.	140,000	21,492
Keck Seng Investments Hong Kong, Ltd.	72,000	27,371
Kerry Logistics Network, Ltd.	147,500	324,108
Kerry Properties, Ltd.	148,000	375,088
Kingmaker Footwear Holdings, Ltd.	102,000	10,660

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Kingston Financial Group, Ltd.	162,000	$14,210
Kowloon Development Co., Ltd.	137,000	143,182
Lai Sun Development Co., Ltd. (a)	102,213	80,977
Lai Sun Garment International, Ltd. (a)	100,504	73,896
Lam Soon Hong Kong, Ltd.	15,000	27,476
Landing International Development, Ltd. (a)	310,800	8,055
Landsea Green Group Co., Ltd. (a)	268,000	21,088
Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	207,000	27,226
Lerthai Group, Ltd. (a)	18,000	2,093
Lifestyle International Holdings, Ltd. (a)	134,500	106,903
Lippo China Resources, Ltd.	2,106,000	33,130
Lippo, Ltd.	122,000	37,769
Liu Chong Hing Investment, Ltd.	78,000	70,851
Luk Fook Holdings International, Ltd.	135,000	325,963
Luks Group Vietnam Holdings Co., Ltd.	68,000	11,275
Lung Kee Bermuda Holdings	90,000	30,304
Magnificent Hotel Investment, Ltd.	1,310,000	17,743
Man Wah Holdings, Ltd.	131,600	286,618
Mandarin Oriental International, Ltd. (a)	67,000	113,861
Mason Group Holdings, Ltd. (a)	7,685,000	29,715
Matrix Holdings, Ltd.	36,000	10,680
Melco International Development, Ltd.	165,000	321,318
Midland Holdings, Ltd. (a)	178,010	16,990
Midland IC&I, Ltd. (a)	151,308	1,954
Ming Fai International Holdings, Ltd.	145,000	13,836
Miramar Hotel & Investment	51,000	85,263
Modern Dental Group, Ltd.	79,000	15,185
Nameson Holdings, Ltd.	130,000	7,807
National Electronic Holdings, Ltd.	182,600	24,259
Newocean Energy Holdings, Ltd. (a) (d)	398,000	35,960
Nissin Foods Co., Ltd.	13,000	10,705
NWS Holdings, Ltd.	164,000	152,577
Oriental Watch Holdings	152,484	52,139
Oshidori International Holdings, Ltd. (a)	1,068,000	84,004
Pacific Andes International Holdings, Ltd. (b) (c)	1,819,984	6,432
Pacific Basin Shipping, Ltd.	1,377,000	260,007
Pacific Century Premium Developments, Ltd. (a)	49,788	5,265
Pacific Textiles Holdings, Ltd.	266,000	174,686
Paliburg Holdings, Ltd.	208,000	54,320
Paradise Entertainment, Ltd. (a)	168,000	19,296
PC Partner Group, Ltd. (a)	54,000	16,592
PCCW, Ltd.	619,582	373,136
Perfect Shape Medical, Ltd.	108,000	44,871
Pico Far East Holdings, Ltd.	318,000	56,996
Playmates Holdings, Ltd.	460,000	54,000
Polytec Asset Holdings, Ltd.	978,730	111,098
PT International Development Co., Ltd. (a)	186,000	4,796
Public Financial Holdings, Ltd.	166,000	45,028
PYI Corp., Ltd. (a)	428,073	15,447
Regal Hotels International Holdings, Ltd.	126,000	44,356
Regina Miracle International Holdings, Ltd.	71,000	23,265
Sa Sa International Holdings, Ltd. (a)	286,320	44,705
Samson Holding, Ltd. (a)	146,000	4,219
SAS Dragon Holdings, Ltd.	140,000	54,167
SEA Holdings, Ltd.	73,896	70,886
Shangri-La Asia, Ltd. (a)	220,000	196,213

Hong Kong—(Continued)
Shun Ho Property Investments, Ltd.	21,615	3,903
Shun Tak Holdings, Ltd.	595,500	182,141
Sincere Watch Hong Kong, Ltd. (a)	250,000	2,901
Sing Tao News Corp., Ltd. (a)	212,000	27,066
Singamas Container Holdings, Ltd.	724,000	51,556
SmarTone Telecommunications Holdings, Ltd.	142,388	76,090
SOCAM Development, Ltd. (a)	41,987	7,166
Soundwill Holdings, Ltd.	41,500	37,782
South China Holdings Co., Ltd. (a)	1,240,000	23,992
Stella International Holdings, Ltd.	141,000	164,171
Sun Hung Kai & Co., Ltd.	222,440	94,102
SUNeVision Holdings, Ltd.	176,000	160,404
TAI Cheung Holdings, Ltd.	192,000	117,064
Tan Chong International, Ltd.	63,000	16,578
Tao Heung Holdings, Ltd.	204,000	21,579
Television Broadcasts, Ltd.	123,500	127,255
Texwinca Holdings, Ltd.	300,000	57,695
TK Group Holdings, Ltd.	62,000	20,031
Tom Group, Ltd. (a)	270,000	24,023
Tradelink Electronic Commerce, Ltd.	256,000	31,364
Transport International Holdings, Ltd.	90,202	174,349
Union Medical Healthcare, Ltd.	32,000	24,994
United Laboratories International Holdings, Ltd. (The)	241,000	171,287
Up Energy Development Group, Ltd. (a) (b) (c)	92,000	287
Upbest Group, Ltd.	16,000	1,857
Value Partners Group, Ltd.	190,000	100,879
Valuetronics Holdings, Ltd.	89,790	40,053
Vedan International Holdings, Ltd.	296,000	28,636
Vitasoy International Holdings, Ltd.	162,000	632,349
VPower Group International Holdings, Ltd.	53,000	18,312
VSTECS Holdings, Ltd.	263,200	216,265
VTech Holdings, Ltd.	42,200	327,517
Wai Kee Holdings, Ltd.	54,000	26,669
Wang On Group, Ltd.	2,200,000	16,461
Wealthking Investments, Ltd. (a)	284,000	30,770
Wing On Co. International, Ltd.	46,000	99,703
Wing Tai Properties, Ltd.	232,000	106,522
Wonderful Sky Financial Group Holdings, Ltd. (a)	44,000	2,327
YGM Trading, Ltd. (a)	46,000	10,977
YT Realty Group, Ltd.	43,002	11,197
Yue Yuen Industrial Holdings, Ltd.	164,000	341,649
Yunfeng Financial Group, Ltd. (a)	34,000	14,122
Zhaobangji Properties Holdings, Ltd. (a)	184,000	22,795

		15,345,733

India—0.0%
Rhi Magnesita NV	3,120	149,731

Ireland—0.4%
Bank of Ireland Group plc (a)	122,414	497,283
C&C Group plc (a) (d)	95,793	298,231
Cairn Homes plc (a)	135,193	161,239
COSMO Pharmaceuticals NV (a)	255	24,474
Datalex plc (a)	4,783	2,905
FBD Holdings plc (a)	10,350	94,986
Glanbia plc	54,184	687,332

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Ireland—(Continued)
Greencore Group plc	159,206	$251,578
Hostelworld Group plc (a)	16,696	17,997
Irish Continental Group plc (a)	33,406	183,646
Permanent TSB Group Holdings plc (a)	15,086	15,882
UDG Healthcare plc	72,722	776,210

		3,011,763

Isle of Man—0.0%
Hansard Global plc	2,566	1,565
Strix Group plc	35,085	105,374

		106,939

Israel—1.5%
Adgar Investment and Development, Ltd.	7,358	13,553
Afcon Holdings, Ltd. (a)	771	29,972
AFI Properties, Ltd. (a)	6,256	256,089
Africa Israel Residences, Ltd.	880	35,861
Airport City, Ltd. (a)	1	8
Allot, Ltd. (a)	10,216	108,307
Alrov Properties and Lodgings, Ltd. (a)	3,141	117,853
Arad, Ltd.	2,224	34,110
Ashtrom Group, Ltd.	15,650	309,965
Atreyu Capital Markets, Ltd.	2,021	30,291
AudioCodes, Ltd.	411	11,345
Avgol Industries 1953, Ltd. (a)	27,883	27,934
Azorim-Investment Development & Construction Co., Ltd. (a)	31,528	108,511
Bet Shemesh Engines Holdings, Ltd. (a)	2,139	47,879
Big Shopping Centers, Ltd. (a)	1,438	159,898
BioLine RX, Ltd. (a)	1	0
Blue Square Real Estate, Ltd.	1,940	124,972
Brainsway, Ltd. (a)	2,193	7,777
Camtek, Ltd. (a)	5,058	112,808
Carasso Motors, Ltd.	5,984	26,587
Cellcom Israel, Ltd. (a)	24,928	123,696
Ceragon Networks, Ltd. (a) (b) (c)	14,799	41,141
Clal Insurance Enterprises Holdings, Ltd. (a)	9,289	145,389
Compugen, Ltd. (a)	8,989	110,500
Danel Adir Yeoshua, Ltd.	1,759	290,252
Delek Automotive Systems, Ltd.	12,832	120,457
Delta-Galil Industries, Ltd.	4,030	102,231
Dor Alon Energy in Israel, Ltd.	2,364	58,569
Duniec Brothers, Ltd.	915	31,593
El Al Israel Airlines (a)	77,291	15,946
Electra Consumer Products 1970, Ltd.	3,289	114,111
Electra Real Estate, Ltd.	6,750	54,823
Electra, Ltd.	614	336,201
Electreon Wireless, Ltd. (a)	81	6,769
Enlight Renewable Energy, Ltd. (a)	159,439	333,385
Equital, Ltd. (a)	8,196	214,066
FMS Enterprises Migun, Ltd.	1,295	36,000
Formula Systems 1985, Ltd.	3,277	283,495
Fox Wizel, Ltd.	2,684	269,416
Gev-Yam Land, Ltd.	31,000	253,022
Gilat Satellite Networks, Ltd.	9,844	63,742
Hadera Paper, Ltd. (a)	1,104	58,581
Hamlet Israel-Canada, Ltd. (a)	2,521	47,616

Israel—(Continued)
Harel Insurance Investments & Financial Services, Ltd. (a)	42,503	392,538
Hilan, Ltd.	4,492	213,307
IDI Insurance Co., Ltd.	2,662	80,679
IES Holdings, Ltd. (a)	569	38,089
Inrom Construction Industries, Ltd.	22,474	109,582
Israel Canada T.R., Ltd.	36,696	109,105
Israel Land Development Co., Ltd. (The)	3,950	36,885
Isras Investment Co., Ltd.	541	113,259
Issta Lines, Ltd. (a)	1,175	19,400
Itamar Medical, Ltd. (a)	11,055	7,358
Kamada, Ltd. (a)	11,729	75,605
Kerur Holdings, Ltd.	2,088	62,160
Klil Industries, Ltd.	315	25,503
Levinstein Properties, Ltd.	1,208	29,377
Magic Software Enterprises, Ltd.	9,462	149,946
Malam - Team, Ltd.	335	93,955
Matrix IT, Ltd.	10,787	244,677
Maytronics, Ltd.	14,096	211,878
Mediterranean Towers, Ltd.	28,011	79,317
Mega Or Holdings, Ltd.	4,941	150,507
Mehadrin, Ltd. (a)	108	4,627
Meitav Dash Investments, Ltd.	8,613	38,266
Menora Mivtachim Holdings, Ltd. (a)	11,310	212,118
Migdal Insurance & Financial Holding, Ltd. (a)	94,179	108,949
Mivne Real Estate KD, Ltd.	78,334	202,279
Mivtach Shamir Holdings, Ltd. (a)	1,966	53,749
Mizrahi Tefahot Bank, Ltd.	1	21
Naphtha Israel Petroleum Corp., Ltd. (a)	14,775	70,806
Nawi Brothers, Ltd.	4,888	26,632
Neto ME Holdings, Ltd.	788	32,653
Nova Measuring Instruments, Ltd. (a)	8,789	622,386
Novolog, Ltd.	21,014	20,109
NR Spuntech Industries, Ltd.	3,848	11,391
Oil Refineries, Ltd. (a)	418,554	94,901
One Software Technologies, Ltd.	900	119,116
Partner Communications Co., Ltd. (a)	36,424	202,067
Paz Oil Co., Ltd.	2,185	234,391
Perion Network, Ltd. (a)	3,139	41,154
Phoenix Holdings, Ltd. (The) (a)	34,276	261,589
Plasson Industries, Ltd.	1,729	84,585
Plus500, Ltd.	28,532	565,977
Priortech, Ltd.	2,244	40,074
Rami Levi Chain Stores Hashikma Marketing, Ltd.	2,198	154,026
Sano-Brunos Enterprises, Ltd.	46	3,751
Scope Metals Group, Ltd.	1,844	37,313
Shikun & Binui, Ltd. (a)	793	4,623
Shufersal, Ltd.	8,631	66,627
Summit Real Estate Holdings, Ltd.	8,001	119,504
Suny Cellular Communication, Ltd. (a)	16,495	6,313
Tadiran Holdings, Ltd.	855	63,195
Victory Supermarket Chain, Ltd.	589	13,444
YH Dimri Construction & Development, Ltd.	1,750	81,635

		10,516,119

Italy—3.4%
A2A S.p.A.	414,700	660,282
ACEA S.p.A.	16,916	353,445

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Aeffe S.p.A. (a)	11,359	$15,313
Amplifon S.p.A. (a)	16,792	695,846
Anima Holding S.p.A.	92,515	436,469
Aquafil S.p.A. (a)	3,537	20,986
Arnoldo Mondadori Editore S.p.A. (a)	54,123	99,744
Ascopiave S.p.A.	19,908	88,361
Autogrill S.p.A. (a) (d)	41,121	274,291
Autostrade Meridionali S.p.A. (a)	777	18,107
Avio S.p.A. (a)	6,077	84,179
Azimut Holding S.p.A.	27,283	591,593
B&C Speakers S.p.A. (a)	1,431	18,085
Banca Carige S.p.A. (a) (b) (c)	156,432	54
Banca Farmafactoring S.p.A.	34,258	207,681
Banca Generali S.p.A. (a)	14,585	484,840
Banca IFIS S.p.A.	7,714	85,908
Banca Mediolanum S.p.A. (a)	31,235	270,531
Banca Popolare dell’Emilia Romagna SC (a)	413,947	749,628
Banca Popolare di Sondrio Scarl (a)	173,614	462,659
Banca Profilo S.p.A.	117,883	30,606
Banca Sistema S.p.A. (a) (d)	24,896	51,559
Banco BPM S.p.A. (a)	488,208	1,071,863
Banco di Desio e della Brianza S.p.A.	20,306	63,978
Be Shaping The Future S.p.A	29,207	52,091
Biesse S.p.A. (a)	3,211	74,244
Brembo S.p.A. (a)	14,728	193,299
Brunello Cucinelli S.p.A. (a) (d)	9,914	430,421
Buzzi Unicem S.p.A.	27,815	664,367
Buzzi Unicem S.p.A.	4,054	64,922
Cairo Communication S.p.A. (a)	30,775	47,302
Carel Industries S.p.A.	5,874	137,754
Cementir Holding NV	20,523	166,862
Cerved Group S.p.A. (a)	54,086	493,609
CIR SpA-Compagnie Industriali (a) (d)	315,684	169,887
Credito Emiliano S.p.A. (a)	35,381	191,390
Credito Valtellinese S.p.A. (a)	29,274	412,314
d’Amico International Shipping S.A. (a)	115,150	12,754
Danieli & C Officine Meccaniche S.p.A. (d)	6,046	105,758
Danieli & C Officine Meccaniche S.p.A.	1,734	20,322
De’Longhi S.p.A.	18,916	595,336
DeA Capital S.p.A.	32,300	44,717
Elica S.p.A. (a)	11,044	41,691
Emak S.p.A. (a)	23,063	30,924
Enav S.p.A.	4,232	18,466
ERG S.p.A.	19,039	543,441
Esprinet S.p.A. (a)	14,507	190,955
Eurotech S.p.A. (a) (d)	13,076	82,350
Falck Renewables S.p.A.	4,499	36,079
Fiera Milano S.p.A. (d)	10,587	36,368
Fila S.p.A. (a)	3,057	34,339
Fincantieri S.p.A. (a) (d)	93,136	62,020
FNM S.p.A. (a)	55,327	38,547
Geox S.p.A. (a) (d)	34,378	33,137
Gruppo MutuiOnline S.p.A.	8,426	357,230
Hera S.p.A.	272,570	997,607
Illimity Bank S.p.A. (a)	6,851	75,174
IMMSI S.p.A. (a)	77,271	39,014
Industria Macchine Automatiche S.p.A. (a)	2,061	170,952

Italy—(Continued)
Intek Group S.p.A. (a)	80,757	34,883
Interpump Group S.p.A.	20,539	1,014,723
Iren S.p.A.	231,134	599,728
Italgas S.p.A.	151,950	969,641
Italmobiliare S.p.A.	4,207	150,268
IVS Group S.A. (a)	3,278	21,957
Juventus Football Club S.p.A. (a) (d)	136,573	135,533
La Doria S.p.A.	3,877	64,785
Leonardo S.p.A.	63,473	453,275
LU-VE S.p.A.	1,991	33,835
Maire Tecnimont S.p.A. (a)	42,334	94,540
Mediaset S.p.A. (a)	170,346	431,976
Mediobanca Banca di Credito Finanziario S.p.A.	72,524	662,835
Openjobmetis S.p.A. agenzia per il lavoro	1,209	10,424
OVS S.p.A. (a) (d)	56,351	72,474
Piaggio & C S.p.A.	71,430	235,045
Pirelli & C S.p.A. (a)	101,331	548,199
Prima Industrie S.p.A. (a)	1,853	31,429
Prysmian S.p.A.	29,383	1,047,500
RAI Way S.p.A.	24,727	165,353
Reno de Medici S.p.A.	46,743	55,206
Reply S.p.A.	6,572	767,125
Rizzoli Corriere Della Sera Mediagroup S.p.A. (a)	39,016	27,147
Sabaf S.p.A.	3,059	56,056
Safilo Group S.p.A. (a)	12,212	11,887
Saipem S.p.A.	197,655	527,602
Saras S.p.A. (a) (d)	169,450	122,179
Servizi Italia S.p.A.	1,701	4,409
Sesa S.p.A. (a)	2,065	259,165
Sogefi S.p.A. (a)	24,822	35,938
SOL S.p.A.	11,001	187,968
Tamburi Investment Partners S.p.A.	38,251	321,726
Technogym S.p.A. (a)	25,428	284,955
Tinexta S.p.A. (a)	6,919	177,361
Tod’s S.p.A. (a)	3,954	136,795
TXT e-solutions S.p.A. (a)	2,997	28,843
Uni Land S.p.A. (a) (b) (c)	4,937	0
Unieuro S.p.A. (a)	3,192	53,611
Unipol Gruppo Finanziario S.p.A. (a)	140,578	670,639
UnipolSai Assicurazioni S.p.A.	33,327	88,259
Webuild S.p.A. (d)	70,140	101,186
Wiit S.p.A.	183	36,352
Zignago Vetro S.p.A.	6,769	113,330

		24,347,793

Japan—21.9%
77 Bank, Ltd. (The)	17,700	242,730
A&A Material Corp.	1,200	11,739
A&D Co., Ltd.	6,000	74,471
Abist Co., Ltd.	600	16,299
Access Co., Ltd.	1,500	10,692
Achilles Corp.	5,600	76,879
Ad-sol Nissin Corp.	1,900	59,593
Adastria Co., Ltd.	8,040	161,397
ADEKA Corp.	27,700	485,728
Advan Co., Ltd.	6,700	78,153

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Advance Create Co., Ltd.	800	$14,879
Advanex, Inc.	900	11,384
Advantage Risk Management Co., Ltd.	1,300	8,044
Adventure, Inc.	600	24,257
Aeon Delight Co., Ltd.	6,200	161,503
Aeon Fantasy Co., Ltd.	2,400	56,696
AEON Financial Service Co., Ltd.	7,200	87,140
Aeon Hokkaido Corp.	4,800	45,463
Aeria, Inc.	2,200	9,260
AFC-HD AMS Life Science Co., Ltd.	1,900	12,776
Ahresty Corp. (a)	9,200	32,227
Ai Holdings Corp.	10,200	205,450
Aica Kogyo Co., Ltd.	2,100	72,764
Aichi Bank, Ltd. (The)	2,600	74,251
Aichi Corp.	10,800	96,005
Aichi Steel Corp.	4,300	115,031
Aichi Tokei Denki Co., Ltd.	1,000	43,057
Aida Engineering, Ltd.	16,900	158,477
Aiful Corp. (a)	106,300	255,970
Ain Holdings, Inc.	300	18,545
Aiphone Co., Ltd.	4,600	75,847
Airport Facilities Co., Ltd.	7,500	34,609
Aisan Industry Co., Ltd.	10,400	48,546
Aizawa Securities Co., Ltd.	13,800	98,899
Ajis Co., Ltd.	500	16,582
Akatsuki Corp.	8,100	23,013
Akatsuki, Inc.	1,500	60,163
Akebono Brake Industry Co., Ltd. (a)	17,400	21,085
Akita Bank, Ltd. (The)	6,200	82,752
Albis Co., Ltd.	1,600	39,198
Alconix Corp.	6,400	90,789
Alinco, Inc.	5,800	53,073
Alleanza Holdings Co., Ltd.	1,400	17,182
Alpen Co., Ltd. (d)	6,100	139,862
Alpha Corp.	2,200	21,222
Alpha Systems, Inc.	140	4,751
Alps Logistics Co., Ltd.	6,000	50,685
Altech Corp.	4,520	91,964
Amano Corp.	14,400	344,953
Amiyaki Tei Co., Ltd.	1,100	30,774
Amuse, Inc.	2,800	70,057
Anabuki Kosan, Inc.	800	12,800
Anest Iwata Corp.	10,400	106,778
AOI Electronics Co., Ltd.	1,100	22,187
AOI TYO Holdings, Inc.	6,428	26,549
AOKI Holdings, Inc.	15,900	79,649
Aomori Bank, Ltd. (The)	6,900	160,725
Aoyama Trading Co., Ltd. (a)	14,500	75,576
Aoyama Zaisan Networks Co., Ltd.	1,400	21,790
Aozora Bank, Ltd.	9,100	168,114
Apaman Co., Ltd.	2,100	11,116
Arakawa Chemical Industries, Ltd.	6,600	75,723
Arata Corp.	4,200	199,581
Araya Industrial Co., Ltd.	2,600	30,445
Arcland Sakamoto Co., Ltd.	10,600	175,897
Arcland Service Holdings Co., Ltd. (d)	4,000	83,841
Arcs Co., Ltd.	13,364	300,527

Japan—(Continued)
Arealink Co., Ltd.	3,100	28,409
Argo Graphics, Inc.	4,800	150,673
Arisawa Manufacturing Co., Ltd.	12,000	111,766
ARTERIA Networks Corp.	1,900	27,511
Artiza Networks, Inc.	1,800	29,714
Artnature, Inc.	5,000	31,670
Aruhi Corp.	1,500	26,456
Asahi Broadcasting Corp.	2,400	16,097
Asahi Co., Ltd.	4,500	70,875
Asahi Diamond Industrial Co., Ltd.	21,200	92,395
Asahi Holdings, Inc.	9,600	341,632
Asahi Kogyosha Co., Ltd.	1,700	50,858
Asahi Net, Inc.	5,000	39,716
Asahi Printing Co., Ltd.	400	3,713
ASAHI YUKIZAI Corp.	5,000	73,273
Asahipen Corp.	400	7,466
Asante, Inc.	2,300	33,307
Asanuma Corp.	2,400	92,802
Asax Co., Ltd.	5,400	37,502
Ashimori Industry Co., Ltd.	1,600	14,645
Asia Pile Holdings Corp.	3,800	17,460
ASKA Pharmaceutical Co., Ltd.	7,500	116,316
ASKUL Corp.	700	26,105
Asukanet Co., Ltd.	1,300	12,732
Ateam, Inc.	2,900	30,219
Atom Corp. (d)	25,900	218,497
Atrae, Inc. (a)	700	18,887
Atsugi Co., Ltd. (a)	6,100	29,693
Aucnet, Inc. (d)	2,700	36,115
Autobacs Seven Co., Ltd.	24,500	338,926
Avant Corp.	5,800	65,180
Avantia Co., Ltd.	3,000	24,734
Avex, Inc.	12,000	133,150
Awa Bank, Ltd. (The)	13,300	302,993
Axell Corp.	3,800	26,017
Axial Retailing, Inc.	5,100	248,310
Axyz Co., Ltd.	500	16,709
Azia Co., Ltd.	1,500	27,420
Bando Chemical Industries, Ltd.	15,400	96,172
Bank of Iwate, Ltd. (The)	6,000	116,946
Bank of Kochi, Ltd. (The)	1,600	11,280
Bank of Nagoya, Ltd. (The)	4,700	117,063
Bank of Okinawa, Ltd. (The)	8,760	234,112
Bank of Saga, Ltd. (The)	6,100	77,795
Bank of the Ryukyus, Ltd.	15,800	117,478
Baroque Japan, Ltd.	3,100	20,000
BayCurrent Consulting, Inc.	1,100	193,356
Beaglee, Inc. (a)	1,500	27,588
Belc Co., Ltd.	2,800	169,350
Bell System24 Holdings, Inc.	8,200	128,687
Belluna Co., Ltd.	16,800	185,059
BeNEXT Group, Inc.	6,000	74,381
Bic Camera, Inc.	11,600	128,831
Biofermin Pharmaceutical Co., Ltd.	1,100	26,783
BML, Inc.	7,600	236,307
Bookoff Group Holdings, Ltd.	3,500	27,998
Bourbon Corp.	600	11,631

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
BP Castrol KK	2,600	$31,042
Br Holdings Corp.	7,400	46,202
BrainPad, Inc. (a)	1,100	49,047
Broadleaf Co., Ltd. (d)	24,600	162,302
Bull-Dog Sauce Co., Ltd.	1,200	16,688
Bunka Shutter Co., Ltd.	19,000	179,308
Business Brain Showa-Ota, Inc.	2,600	43,267
C Uyemura & Co., Ltd.	2,400	171,772
C.I. Takiron Corp.	18,000	120,444
CAC Holdings Corp.	4,400	60,778
Can Do Co., Ltd.	2,900	53,205
Canare Electric Co., Ltd.	800	13,582
Canon Electronics, Inc.	7,400	107,579
Career Design Center Co., Ltd.	1,600	15,523
Carlit Holdings Co., Ltd.	7,300	48,198
Casa, Inc.	1,000	10,239
Cawachi, Ltd.	4,500	128,183
Central Automotive Products, Ltd.	3,000	69,798
Central Glass Co., Ltd.	14,400	314,546
Central Security Patrols Co., Ltd.	2,300	80,079
Central Sports Co., Ltd.	2,400	50,571
Ceres, Inc.	1,100	29,151
Charm Care Corp.	3,200	40,633
Chiba Kogyo Bank, Ltd. (The)	16,000	38,666
Chilled & Frozen Logistics Holdings Co., Ltd.	2,800	55,247
Chino Corp.	2,700	36,846
Chiyoda Co., Ltd.	5,800	51,456
Chiyoda Integre Co., Ltd.	4,600	77,904
Chodai Co., Ltd.	1,400	20,660
Chofu Seisakusho Co., Ltd.	5,700	115,114
Chori Co., Ltd.	5,000	75,957
Chubu Shiryo Co., Ltd.	7,900	107,143
Chudenko Corp.	9,700	207,830
Chuetsu Pulp & Paper Co., Ltd.	3,500	40,886
Chugai Ro Co., Ltd.	2,900	47,499
Chugoku Bank, Ltd. (The)	36,700	296,146
Chugoku Marine Paints, Ltd.	15,700	158,613
Chukyo Bank, Ltd. (The)	3,900	73,911
Chuo Gyorui Co., Ltd.	200	5,367
Chuo Spring Co., Ltd.	1,400	40,174
Citizen Watch Co., Ltd.	93,400	266,720
Cleanup Corp.	7,300	33,892
CMIC Holdings Co., Ltd.	3,900	51,240
CMK Corp.	18,200	71,136
Cocokara fine, Inc.	5,100	377,292
Colowide Co., Ltd. (d)	9,000	142,649
Como Co., Ltd.	400	9,894
Computer Engineering & Consulting, Ltd.	8,200	120,631
Computer Institute of Japan, Ltd.	2,000	17,949
Comture Corp.	5,400	153,038
CONEXIO Corp.	4,600	63,762
Core Corp.	2,500	35,200
Corona Corp.	5,600	50,492
Cosel Co., Ltd.	9,900	120,757
Cosmo Energy Holdings Co., Ltd.	19,700	351,509
Cosmos Initia Co., Ltd.	3,500	12,962
Cota Co., Ltd.	4,114	56,211

Japan—(Continued)
Create Medic Co., Ltd.	1,800	17,241
Create Restaurants Holdings, Inc. (a) (d)	24,800	149,365
Create SD Holdings Co., Ltd.	900	33,820
Credit Saison Co., Ltd.	6,400	74,324
Creek & River Co., Ltd.	3,900	41,884
Cresco, Ltd.	4,000	50,832
CTI Engineering Co., Ltd.	4,800	110,874
CTS Co., Ltd.	7,700	71,567
Cube System, Inc.	2,500	29,949
Curves Holdings Co., Ltd.	11,600	86,860
Cyber Com Co., Ltd.	1,100	17,751
Cybozu, Inc.	5,300	131,970
Dai Nippon Toryo Co., Ltd.	7,800	72,925
Dai-Dan Co., Ltd.	5,000	144,377
Dai-ichi Seiko Co., Ltd. (d)	3,100	59,459
Daibiru Corp.	17,100	216,890
Daido Kogyo Co., Ltd.	2,000	13,887
Daido Metal Co., Ltd.	13,400	66,396
Daido Steel Co., Ltd.	8,400	351,479
Daidoh, Ltd.	10,800	18,097
Daihatsu Diesel Manufacturing Co., Ltd.	9,000	34,889
Daihen Corp.	6,400	311,651
Daiho Corp.	5,000	176,410
Daiichi Jitsugyo Co., Ltd.	2,800	111,621
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	5,000	41,343
Daiichikosho Co., Ltd.	8,000	276,263
Daiken Corp.	4,800	81,541
Daiken Medical Co., Ltd.	4,400	22,822
Daiki Aluminium Industry Co., Ltd.	9,000	68,257
Daiki Axis Co., Ltd.	1,300	14,642
Daiko Denshi Tsushin, Ltd.	1,300	6,595
Daikoku Denki Co., Ltd.	2,700	22,577
Daikokutenbussan Co., Ltd.	1,300	86,797
Daikyonishikawa Corp.	11,600	93,814
Dainichi Co., Ltd.	4,100	36,205
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	5,000	116,792
Daiohs Corp.	900	8,206
Daiseki Co., Ltd.	10,700	314,068
Daishi Hokuetsu Financial Group, Inc.	14,100	305,473
Daishinku Corp.	2,600	66,981
Daisue Construction Co., Ltd.	2,300	18,178
Daito Bank, Ltd. (The)	5,200	32,225
Daito Pharmaceutical Co., Ltd.	3,960	142,847
Daitron Co., Ltd.	2,400	36,700
Daiwa Industries, Ltd.	11,000	112,355
Daiwabo Holdings Co., Ltd.	5,600	498,644
DCM Holdings Co., Ltd.	37,900	432,019
Dear Life Co., Ltd.	7,500	29,816
Delica Foods Holdings Co., Ltd.	600	3,685
DeNA Co., Ltd.	8,600	153,507
Densan System Co., Ltd.	1,700	52,734
Denyo Co., Ltd.	4,800	100,120
Dexerials Corp.	15,300	200,253
Digital Arts, Inc.	2,900	267,691
Digital Garage, Inc.	5,500	227,279
Digital Information Technologies Corp.	1,300	20,194
Dip Corp.	6,500	173,949

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
DKK Co., Ltd.	4,200	$108,910
DKS Co., Ltd.	2,800	117,527
DMG Mori Co., Ltd.	28,400	433,095
DMW Corp.	700	26,668
Doshisha Co., Ltd.	7,400	139,760
Double Standard, Inc.	700	28,773
Doutor Nichires Holdings Co., Ltd.	11,500	165,442
Dowa Holdings Co., Ltd.	8,600	313,143
Drecom Co., Ltd. (a)	2,700	20,476
DTS Corp.	11,700	241,229
Duskin Co., Ltd.	13,700	381,796
DyDo Group Holdings, Inc. (d)	3,200	166,297
Dynic Corp.	3,200	25,370
E-Guardian, Inc.	2,400	70,357
Eagle Industry Co., Ltd.	7,800	74,985
Earth Corp.	2,600	146,765
EAT&Holdings Co., Ltd.	1,400	24,437
Ebara Foods Industry, Inc.	700	16,755
Ebara Jitsugyo Co., Ltd.	1,500	59,088
Ebase Co., Ltd.	4,800	47,398
eBook Initiative Japan Co., Ltd. (a)	900	23,643
Eco’s Co., Ltd.	1,400	28,227
EDION Corp.	28,900	293,587
Edulab, Inc.	300	18,272
EF-ON, Inc.	6,100	73,664
eGuarantee, Inc.	8,200	178,901
Ehime Bank, Ltd. (The)	11,400	110,223
Eidai Co., Ltd.	10,000	26,564
Eiken Chemical Co., Ltd.	7,500	149,548
Eizo Corp.	5,400	190,637
Elan Corp.	6,400	93,100
Elecom Co., Ltd.	1,900	98,181
Elematec Corp.	8,000	78,588
EM Systems Co., Ltd.	1,400	12,860
en-japan, Inc.	6,500	195,028
Endo Lighting Corp.	2,600	12,802
Enigmo, Inc.	6,400	77,160
Enplas Corp.	2,500	94,561
Enshu, Ltd.	2,300	20,095
Entrust, Inc.	1,500	12,279
EPS Holdings, Inc.	10,800	102,374
eRex Co., Ltd.	8,000	161,055
ES-Con Japan, Ltd.	10,500	83,094
Escrow Agent Japan, Inc.	5,100	16,083
Eslead Corp.	2,700	37,774
ESPEC Corp.	7,100	142,304
Exedy Corp.	11,600	142,634
Extreme Co., Ltd.	700	7,859
F&M Co., Ltd.	1,600	26,171
F-Tech, Inc.	6,000	36,143
Faith, Inc.	2,680	20,934
FALCO HOLDINGS Co., Ltd.	3,100	49,153
FAN Communications, Inc.	11,700	47,569
FCC Co., Ltd.	12,600	218,078
FDK Corp. (a) (d)	3,600	62,295
Feed One Co., Ltd.	8,276	69,848
Ferrotec Holdings Corp.	10,400	177,900

Japan—(Continued)
FFRI Security, Inc. (a)	1,000	22,567
Fibergate, Inc.	1,800	43,665
FIDEA Holdings Co., Ltd.	62,510	64,252
Fields Corp.	6,000	27,525
Financial Products Group Co., Ltd.	19,700	96,777
FINDEX, Inc. (d)	3,900	43,918
First Bank of Toyama, Ltd. (The)	10,700	29,267
First Brothers Co., Ltd.	900	7,837
First Juken Co., Ltd.	3,400	34,043
First-corp, Inc.	1,600	10,671
Fixstars Corp.	2,700	24,665
FJ Next Co., Ltd.	3,800	36,331
Focus Systems Corp.	2,900	25,596
Forval Corp.	1,900	15,052
Foster Electric Co., Ltd.	8,800	108,714
France Bed Holdings Co., Ltd.	9,300	81,209
Freebit Co., Ltd.	2,100	18,438
Freund Corp.	2,400	17,668
FTGroup Co., Ltd.	1,500	21,633
Fudo Tetra Corp.	6,030	102,090
Fuji Co., Ltd.	6,700	127,025
Fuji Corp.	11,700	308,893
Fuji Corp., Ltd.	8,600	53,984
Fuji Corp/Miyagi	600	13,286
Fuji Kyuko Co., Ltd.	2,000	93,407
Fuji Oil Co., Ltd. (a)	21,100	35,012
Fuji Pharma Co., Ltd.	4,600	55,627
Fuji Seal International, Inc.	13,900	272,878
Fuji Soft, Inc.	4,900	245,181
Fujibo Holdings, Inc.	3,300	123,237
Fujicco Co., Ltd.	7,100	137,854
Fujikura Composites, Inc.	5,800	20,865
Fujikura Kasei Co., Ltd.	9,500	50,597
Fujikura, Ltd. (a)	83,900	387,745
Fujimori Kogyo Co., Ltd.	5,200	240,577
Fujio Food System Co., Ltd.	400	4,872
Fujisash Co., Ltd.	24,500	18,993
Fujishoji Co., Ltd.	1,300	10,084
Fujitec Co., Ltd.	9,600	207,594
Fujiya Co., Ltd. (d)	3,300	75,305
FuKoKu Co., Ltd.	5,100	33,967
Fukuda Corp.	2,100	114,662
Fukuda Denshi Co., Ltd.	1,200	92,870
Fukui Bank, Ltd. (The)	8,200	151,189
Fukui Computer Holdings, Inc.	2,700	104,894
Fukushima Bank, Ltd. (The)	11,200	21,307
Fukushima Galilei Co., Ltd.	4,200	182,761
Fukuyama Transporting Co., Ltd.	4,100	172,887
FULLCAST Holdings Co., Ltd.	5,400	84,202
Funai Electric Co., Ltd. (a)	7,900	31,333
Funai Soken Holdings, Inc.	10,370	253,696
Furukawa Battery Co., Ltd. (The) (d)	5,000	89,814
Furukawa Co., Ltd.	10,500	124,989
Furukawa Electric Co., Ltd.	20,900	564,464
Furuno Electric Co., Ltd.	9,600	113,134
Furusato Industries, Ltd.	3,700	46,964
Furuya Metal Co., Ltd.	400	23,455

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Furyu Corp.	4,300	$47,482
Fuso Chemical Co., Ltd.	4,600	165,679
Fuso Pharmaceutical Industries, Ltd.	2,600	70,635
Futaba Corp.	10,200	88,288
Futaba Industrial Co., Ltd.	19,600	100,522
Future Corp.	5,600	96,013
Fuyo General Lease Co., Ltd.	6,100	406,376
G-7 Holdings, Inc.	2,900	65,827
G-Tekt Corp.	7,700	112,353
GA Technologies Co., Ltd. (a)	1,200	36,422
Gakken Holdings Co., Ltd.	6,400	108,631
Gakkyusha Co., Ltd.	2,800	35,032
Gakujo Co., Ltd.	900	12,745
GCA Corp.	5,800	41,361
Gecoss Corp.	4,600	42,884
Genki Sushi Co., Ltd.	1,600	36,288
Genky DrugStores Co., Ltd.	2,400	94,513
Geo Holdings Corp.	12,300	144,350
Giken, Ltd.	4,600	190,757
GL Sciences, Inc.	1,300	35,042
GLOBERIDE, Inc.	2,600	105,753
Glory, Ltd.	13,000	262,564
GMO Click Holdings, Inc.	8,000	55,299
GMO Cloud K.K.	1,000	85,244
GMO Pepabo, Inc. (d)	700	39,382
Godo Steel, Ltd.	4,100	77,220
Goldcrest Co., Ltd.	7,230	112,692
Golf Digest Online, Inc.	900	7,873
Good Com Asset Co., Ltd.	1,600	19,799
Grace Technology, Inc.	2,700	181,476
Grandy House Corp.	3,600	14,038
Gree, Inc.	37,200	218,035
Greens Co., Ltd.	1,000	4,342
GS Yuasa Corp.	17,700	509,607
GSI Creos Corp.	1,800	30,232
Gun-Ei Chemical Industry Co., Ltd.	1,800	41,180
GungHo Online Entertainment, Inc. (a)	7,200	161,163
Gunma Bank, Ltd. (The)	84,300	261,489
Gunze, Ltd.	5,800	189,076
H-One Co., Ltd.	6,000	48,223
H2O Retailing Corp.	28,900	195,983
HABA Laboratories, Inc.	700	27,955
Hachijuni Bank, Ltd. (The)	58,700	196,505
Hagihara Industries, Inc.	4,000	57,407
Hagiwara Electric Holdings Co., Ltd.	1,200	28,390
Hakudo Co., Ltd.	2,400	33,770
Hakuto Co., Ltd.	5,900	61,471
Hakuyosha Co., Ltd. (a)	800	19,123
Halows Co., Ltd.	1,100	36,914
Hamakyorex Co., Ltd.	5,600	159,239
Hamee Corp.	1,800	34,775
Hanwa Co., Ltd.	12,100	325,535
Happinet Corp.	5,000	75,938
Hard Off Corp. Co., Ltd.	3,700	25,695
Harima Chemicals Group, Inc.	4,300	42,863
Haruyama Holdings, Inc.	5,400	35,830
Hazama Ando Corp.	54,490	381,012

Japan—(Continued)
Hearts United Group Co., Ltd.	2,600	31,524
Heiwa Corp.	9,800	135,213
Heiwa Real Estate Co., Ltd.	11,900	430,570
Heiwado Co., Ltd.	11,200	240,662
Helios Techno Holding Co., Ltd.	2,900	8,253
HI-LEX Corp.	7,700	114,685
Hibino Corp.	500	6,038
Hibiya Engineering, Ltd.	6,500	119,561
Hiday Hidaka Corp.	1,596	26,838
Himaraya Co., Ltd.	2,600	23,318
Hioki EE Corp.	3,000	121,582
Hirakawa Hewtech Corp.	2,000	23,661
Hiramatsu, Inc. (a)	7,300	9,560
Hirano Tecseed Co., Ltd.	500	10,523
Hirogin Holdings, Inc.	64,700	364,009
Hirose Tusyo, Inc.	300	5,725
Hiroshima Gas Co., Ltd.	7,000	25,451
HIS Co., Ltd. (a) (d)	11,100	172,323
Hisaka Works, Ltd.	9,600	79,138
Hitachi Maxell, Ltd. (a)	15,300	190,934
Hitachi Zosen Corp.	61,600	340,558
Hito Communications Holdings, Inc.	1,700	23,359
Hochiki Corp.	4,600	56,887
Hodogaya Chemical Co., Ltd.	1,800	88,752
Hogy Medical Co., Ltd.	6,000	195,255
Hokkaido Electric Power Co., Inc.	53,500	194,614
Hokkaido Gas Co., Ltd.	5,400	81,022
Hokkan Holdings, Ltd.	4,200	57,001
Hokko Chemical Industry Co., Ltd.	8,000	89,213
Hokkoku Bank, Ltd. (The)	8,200	208,314
Hokuetsu Corp.	47,900	190,612
Hokuetsu Industries Co., Ltd.	7,000	71,237
Hokuhoku Financial Group, Inc.	37,300	356,796
Hokuriku Electric Industry Co., Ltd.	2,800	24,708
Hokuriku Electric Power Co.	47,000	308,538
Hokuriku Electrical Construction Co., Ltd.	3,000	36,572
Hokuriku Gas Co., Ltd.	1,000	30,893
Hokuto Corp.	7,100	143,903
Honda Tsushin Kogyo Co., Ltd.	6,100	27,817
Honeys Holdings Co., Ltd.	6,930	70,461
Honma Golf, Ltd.	27,000	17,695
Hoosiers Holdings Co., Ltd.	8,000	51,596
Hosiden Corp.	20,000	192,615
Hosokawa Micron Corp.	2,200	135,719
Hotland Co., Ltd. (d)	3,200	37,543
House Do Co., Ltd.	600	6,792
Howa Machinery, Ltd.	5,700	53,329
Hyakugo Bank, Ltd. (The)	88,000	255,615
Hyakujushi Bank, Ltd. (The)	9,800	141,227
I K K, Inc. (a)	3,100	17,732
I’rom Group Co., Ltd.	2,700	43,519
I-Net Corp.	3,520	53,028
I-O Data Device, Inc.	1,800	17,244
IBJ, Inc.	4,900	37,256
Ichibanya Co., Ltd.	3,800	189,821
Ichigo, Inc.	68,700	206,800
Ichiken Co., Ltd.	2,400	42,377

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Ichikoh Industries, Ltd.	9,000	$60,296
Ichimasa Kamaboko Co., Ltd.	1,100	12,751
ICHINEN HOLDINGS Co., Ltd.	7,400	90,813
Ichiyoshi Securities Co., Ltd.	12,600	57,105
Icom, Inc.	3,800	100,195
ID Holdings Corp.	2,600	31,856
Idec Corp.	7,500	132,957
IDOM, Inc.	20,400	108,277
Ihara Science Corp.	1,800	29,830
Iino Kaiun Kaisha, Ltd.	32,200	134,000
IJT Technology Holdings Co., Ltd.	9,000	42,103
Ikegami Tsushinki Co., Ltd.	2,600	21,801
Imagica Group, Inc.	4,500	14,665
Imasen Electric Industrial	2,000	14,512
Imuraya Group Co., Ltd.	2,900	71,240
Inaba Denki Sangyo Co., Ltd.	15,300	374,994
Inaba Seisakusho Co., Ltd.	3,200	43,099
Inabata & Co., Ltd.	17,700	247,697
Ines Corp.	8,600	116,412
Infocom Corp.	2,400	78,535
Infomart Corp.	7,600	72,585
Information Services International-Dentsu, Ltd.	6,200	187,872
Innotech Corp.	4,900	47,941
Insource Co., Ltd.	2,500	41,392
Intage Holdings, Inc.	11,600	127,100
Intelligent Wave, Inc.	3,400	22,804
Inter Action Corp.	1,700	31,865
Internet Initiative Japan, Inc.	13,400	264,191
Inui Global Logistics Co., Ltd.	4,155	38,292
Iriso Electronics Co., Ltd.	6,300	272,432
Ise Chemicals Corp.	1,000	31,788
Iseki & Co., Ltd. (a)	7,400	99,270
Isetan Mitsukoshi Holdings, Ltd.	6,300	37,351
Ishihara Chemical Co., Ltd.	600	12,599
Ishihara Sangyo Kaisha, Ltd.	12,200	73,880
Ishii Iron Works Co., Ltd.	900	24,739
Ishizuka Glass Co., Ltd.	500	9,333
Isolite Insulating Products Co., Ltd.	2,900	13,648
Itfor, Inc.	7,800	70,822
ITmedia, Inc.	1,100	23,567
Itochu Enex Co., Ltd.	19,400	190,920
Itochu-Shokuhin Co., Ltd.	2,300	122,872
Itoham Yonekyu Holdings, Inc.	29,500	192,561
Itoki Corp.	15,600	50,630
Itokuro, Inc. (a) (d)	1,900	23,686
IwaiCosmo Holdings, Inc.	7,900	100,437
Iwaki & Co., Ltd.	9,000	44,949
Iwaki Co., Ltd.	1,300	10,247
Iwasaki Electric Co., Ltd.	2,500	34,275
Iwatani Corp.	7,600	468,734
Iwatsuka Confectionery Co., Ltd.	1,000	42,327
Iyo Bank, Ltd. (The)	61,000	384,869
J Front Retailing Co., Ltd.	22,700	179,785
J Trust Co., Ltd.	21,200	41,736
J-Oil Mills, Inc.	4,000	137,356
J-Stream, Inc.	500	25,904
JAC Recruitment Co., Ltd.	3,900	71,631

Japan—(Continued)
Jaccs Co., Ltd.	6,100	108,191
JAFCO Group Co., Ltd.	9,300	464,693
Jalux, Inc.	2,400	31,321
Jamco Corp.	3,400	20,484
Janome Sewing Machine Co., Ltd.	7,099	61,284
Japan Asia Investment Co., Ltd. (a)	4,900	10,418
Japan Asset Marketing Co., Ltd. (a)	29,300	30,371
Japan Aviation Electronics Industry, Ltd.	15,200	233,201
Japan Best Rescue System Co., Ltd.	4,700	41,047
Japan Cash Machine Co., Ltd.	4,300	22,104
Japan Display, Inc. (a) (d)	81,900	35,746
Japan Electronic Materials Corp.	2,400	42,907
Japan Elevator Service Holdings Co., Ltd.	6,800	173,133
Japan Foundation Engineering Co., Ltd.	10,200	48,544
Japan Investment Adviser Co., Ltd. (d)	3,200	41,432
Japan Lifeline Co., Ltd.	15,500	244,716
Japan Material Co., Ltd.	12,900	177,130
Japan Medical Dynamic Marketing, Inc.	4,400	100,797
Japan Oil Transportation Co., Ltd.	700	17,864
Japan Petroleum Exploration Co., Ltd.	11,400	207,271
Japan Property Management Center Co., Ltd.	4,100	47,053
Japan Pulp & Paper Co., Ltd.	3,700	130,105
Japan Securities Finance Co., Ltd.	24,000	125,768
Japan Steel Works, Ltd. (The)	18,200	543,563
Japan Transcity Corp.	12,000	64,291
Japan Wool Textile Co., Ltd. (The)	18,400	178,264
Jastec Co., Ltd.	4,300	55,774
JBCC Holdings, Inc.	5,300	74,458
JCU Corp.	5,700	219,841
Jeol, Ltd.	8,400	397,135
JFLA Holdings, Inc.	3,100	10,062
JIG-SAW, Inc. (a)	900	97,368
Jimoto Holdings, Inc.	6,790	54,385
JINS Holdings, Inc.	3,200	210,434
JK Holdings Co., Ltd.	5,600	46,575
JM Holdings Co., Ltd.	2,000	44,551
JMS Co., Ltd.	7,500	65,195
Joban Kosan Co., Ltd.	1,700	22,718
Joshin Denki Co., Ltd.	6,500	171,709
Joyful Honda Co., Ltd.	4,900	70,353
JP-Holdings, Inc.	17,900	48,781
JSB Co., Ltd.	1,000	34,043
JSP Corp.	5,100	85,512
Juki Corp. (a)	11,200	57,578
Juroku Bank, Ltd. (The)	12,200	223,135
JVC Kenwood Corp.	53,300	82,195
K&O Energy Group, Inc.	5,400	77,994
Kadokawa Corp.	5,308	192,812
Kadoya Sesame Mills, Inc.	800	30,333
Kaga Electronics Co., Ltd.	6,400	148,115
Kaken Pharmaceutical Co., Ltd.	800	30,957
Kakiyasu Honten Co., Ltd.	2,500	63,170
Kamakura Shinsho, Ltd.	2,400	26,612
Kameda Seika Co., Ltd.	3,500	164,394
Kamei Corp.	8,700	96,631
Kanaden Corp.	7,200	90,512
Kanagawa Chuo Kotsu Co., Ltd.	2,400	92,410

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kanamic Network Co., Ltd.	4,200	$29,434
Kanamoto Co., Ltd.	9,900	213,055
Kandenko Co., Ltd.	19,900	168,831
Kaneka Corp.	13,000	456,718
Kaneko Seeds Co., Ltd.	1,300	19,832
Kanematsu Corp.	28,600	357,655
Kanematsu Electronics, Ltd.	3,100	124,832
Kanemi Co., Ltd.	100	2,911
Kansai Mirai Financial Group, Inc.	23,900	116,580
Kansai Super Market, Ltd.	4,700	54,867
Kanto Denka Kogyo Co., Ltd.	15,000	115,282
Kasai Kogyo Co., Ltd.	8,600	31,536
Katakura & Co-op Agri Corp.	1,600	18,315
Katakura Industries Co., Ltd.	9,500	122,549
Katitas Co., Ltd.	1,500	48,402
Kato Sangyo Co., Ltd.	7,100	240,708
Kato Works Co., Ltd.	3,800	35,573
Kawada Technologies, Inc.	1,500	62,334
Kawai Musical Instruments Manufacturing Co., Ltd.	1,600	48,177
Kawasaki Kinkai Kisen Kaisha, Ltd.	700	17,190
Kawasaki Kisen Kaisha, Ltd. (a)	15,700	322,181
KeePer Technical Laboratory Co., Ltd.	3,000	64,982
Keihanshin Building Co., Ltd.	10,600	191,683
Keihin Co., Ltd./Minato-Ku Tokyo Japan	2,300	29,701
Keiyo Bank, Ltd. (The)	42,000	169,885
Keiyo Co., Ltd.	10,600	75,387
Kenedix, Inc. (d)	63,300	459,753
Kenko Mayonnaise Co., Ltd.	4,100	73,506
KFC Holdings Japan, Ltd.	4,000	113,983
KH Neochem Co., Ltd.	9,400	249,597
Ki-Star Real Estate Co., Ltd.	3,000	73,519
Kimoto Co., Ltd.	14,900	25,297
Kimura Chemical Plants Co., Ltd.	3,300	20,073
Kinki Sharyo Co., Ltd. (The) (a)	1,200	15,226
Kintetsu Department Store Co., Ltd.	1,900	57,956
Kintetsu World Express, Inc.	11,200	265,592
Kissei Pharmaceutical Co., Ltd.	8,100	175,803
Kita-Nippon Bank, Ltd. (The)	2,900	57,309
Kitagawa Iron Works Co., Ltd.	3,100	39,985
Kitano Construction Corp.	1,400	33,942
Kitanotatsujin Corp. (d)	7,600	34,118
Kito Corp.	5,900	88,365
Kitz Corp.	27,600	167,961
Kiyo Bank, Ltd. (The)	24,200	347,901
KLab, Inc. (a)	10,600	92,311
Koa Corp.	10,200	145,952
Koatsu Gas Kogyo Co., Ltd.	11,100	85,638
Kobe Electric Railway Co., Ltd. (a)	1,400	48,818
Kobe Steel, Ltd. (a)	103,100	551,866
Kobelco Eco-Solutions Co., Ltd.	1,200	24,616
Kohnan Shoji Co., Ltd.	8,900	277,682
Kohsoku Corp.	4,000	63,574
Koike Sanso Kogyo Co., Ltd.	700	16,216
Kojima Co., Ltd.	12,000	82,725
Kokusai Co., Ltd.	3,400	23,983
Kokusai Pulp & Paper Co., Ltd. (d)	3,700	8,467
Kokuyo Co., Ltd.	21,700	294,309

Japan—(Continued)
KOMAIHALTEC, Inc.	1,800	40,667
Komatsu Seiren Co., Ltd.	10,200	101,766
Komatsu Wall Industry Co., Ltd.	2,700	45,749
KOMEDA Holdings Co., Ltd.	10,500	189,945
Komehyo Holdings Co., Ltd.	1,300	8,887
Komeri Co., Ltd.	12,300	347,712
Komori Corp.	18,900	132,604
Konaka Co., Ltd.	7,300	20,675
Kondotec, Inc.	6,900	75,805
Konica Minolta, Inc.	117,700	450,683
Konishi Co., Ltd.	9,900	160,780
Konoike Transport Co., Ltd.	6,900	68,647
Kosaido Co., Ltd. (a)	3,700	25,820
Koshidaka Holdings Co., Ltd.	11,600	50,010
Kotobuki Spirits Co., Ltd.	3,900	202,981
Kourakuen Holdings Corp. (a)	1,800	27,928
Kozo Keikaku Engineering, Inc.	1,200	29,520
Krosaki Harima Corp.	1,900	72,693
KRS Corp.	2,200	35,342
KU Holdings Co., Ltd.	8,000	62,250
Kumagai Gumi Co., Ltd.	11,000	278,025
Kumiai Chemical Industry Co., Ltd.	10,995	99,485
Kunimine Industries Co., Ltd.	1,200	12,693
Kurabo Industries, Ltd.	5,600	98,559
Kureha Corp.	5,800	409,315
Kurimoto, Ltd.	3,500	54,535
Kuriyama Holdings Corp.	2,300	14,347
Kushikatsu Tanaka Holdings Co.	1,100	15,642
KYB Corp. (a)	7,400	169,949
Kyoden Co., Ltd.	6,500	20,817
Kyodo Printing Co., Ltd.	3,000	84,164
Kyoei Steel, Ltd.	7,800	108,221
Kyokuto Boeki Kaisha, Ltd.	1,800	23,415
Kyokuto Kaihatsu Kogyo Co., Ltd.	11,400	155,171
Kyokuto Securities Co., Ltd.	7,600	50,946
Kyokuyo Co., Ltd.	3,500	100,142
KYORIN Holdings, Inc.	12,800	240,816
Kyoritsu Maintenance Co., Ltd.	818	30,505
Kyoritsu Printing Co., Ltd.	6,800	7,445
Kyosan Electric Manufacturing Co., Ltd.	16,000	65,478
Kyowa Electronic Instruments Co., Ltd.	8,000	31,250
Kyowa Leather Cloth Co., Ltd.	3,300	19,979
Kyushu Financial Group, Inc.	55,200	227,892
LAC Co., Ltd.	5,900	59,324
Lacto Japan Co., Ltd.	1,400	38,701
LEC, Inc.	8,800	110,792
LECIP Holdings Corp.	600	2,906
LIFULL Co., Ltd.	17,000	60,878
Like Co., Ltd.	2,100	40,835
Linical Co., Ltd.	2,600	17,803
Link And Motivation, Inc.	8,900	50,476
Lintec Corp.	10,500	232,860
Litalico, Inc. (a)	2,000	74,651
Look Holdings, Inc.	2,200	20,419
M&A Capital Partners Co., Ltd. (a)	3,600	206,664
m-up Holdings, Inc.	900	21,751
Macnica Fuji Electronics Holdings, Inc.	14,550	286,198

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Macromill, Inc.	13,700	$89,098
Maeda Corp.	40,500	361,686
Maeda Kosen Co., Ltd.	5,100	134,261
Maeda Road Construction Co., Ltd.	11,700	196,709
Maezawa Kasei Industries Co., Ltd.	5,700	54,050
Maezawa Kyuso Industries Co., Ltd.	3,400	76,408
Makino Milling Machine Co., Ltd.	8,000	289,611
Mamiya-Op Co., Ltd.	1,900	12,055
Mandom Corp.	6,400	105,478
MarkLines Co., Ltd.	3,000	76,432
Mars Engineering Corp.	3,600	54,260
Marubun Corp.	8,200	40,766
Marudai Food Co., Ltd.	7,600	124,671
Marufuji Sheet Piling Co., Ltd.	1,300	24,640
Maruha Nichiro Corp.	12,000	258,642
Maruka Corp.	1,700	32,797
Marumae Co., Ltd.	2,500	32,797
Marusan Securities Co., Ltd.	19,700	88,536
Maruwa Co., Ltd.	3,000	336,416
Maruyama Manufacturing Co., Inc.	1,500	21,751
Maruzen CHI Holdings Co., Ltd.	11,900	42,876
Maruzen Co. Ltd/Taito ward	900	16,037
Maruzen Showa Unyu Co., Ltd.	4,600	155,276
Marvelous, Inc.	9,500	81,541
Matching Service Japan Co., Ltd.	1,200	12,510
Matsuda Sangyo Co., Ltd.	5,900	102,298
Matsui Construction Co., Ltd.	7,800	56,184
Matsui Securities Co., Ltd.	5,300	41,659
Matsuya Foods Co., Ltd.	2,500	81,606
Max Co., Ltd.	8,400	117,229
Maxvalu Tokai Co., Ltd.	3,500	88,249
MCJ Co., Ltd.	17,300	185,924
MEC Co., Ltd.	4,200	92,532
Media Do Co., Ltd.	1,700	121,629
Medical Data Vision Co., Ltd.	5,700	157,218
Medical System Network Co., Ltd.	5,300	34,578
Medius Holdings Co., Ltd.	1,800	13,839
Megachips Corp.	4,800	130,647
Megmilk Snow Brand Co., Ltd.	14,000	299,478
Meidensha Corp.	11,600	261,406
Meiji Electric Industries Co., Ltd.	1,000	13,803
Meiji Shipping Co., Ltd.	8,500	32,345
Meiko Electronics Co., Ltd.	6,300	117,961
Meiko Network Japan Co., Ltd.	7,200	38,515
Meisei Industrial Co., Ltd.	13,500	102,529
Meitec Corp.	6,300	327,569
Meito Sangyo Co., Ltd.	3,000	43,240
Meiwa Corp.	8,100	34,938
Meiwa Estate Co., Ltd.	5,200	27,906
Melco Holdings, Inc.	1,500	48,677
Members Co., Ltd.	1,800	40,541
Menicon Co., Ltd.	1,600	96,976
Mercuria Investment Co., Ltd.	2,100	13,510
Metaps, Inc. (a)	1,600	11,329
METAWATER Co., Ltd.	3,600	81,020
Michinoku Bank, Ltd. (The)	5,700	55,322
Mie Kotsu Group Holdings, Inc.	8,600	41,283

Japan—(Continued)
Mikuni Corp.	7,300	19,447
Milbon Co., Ltd.	6,720	428,679
MIMAKI ENGINEERING Co., Ltd. (a)	4,400	20,478
Mimasu Semiconductor Industry Co., Ltd.	5,600	140,282
Ministop Co., Ltd. (d)	5,400	73,693
Miraca Holdings, Inc.	14,400	388,147
Miraial Co., Ltd.	2,900	30,999
Mirait Holdings Corp.	24,080	412,394
Miroku Jyoho Service Co., Ltd.	5,500	111,743
Mitani Corp.	6,600	425,780
Mitani Sekisan Co., Ltd.	2,100	89,329
Mito Securities Co., Ltd.	24,000	53,104
Mitsuba Corp. (a)	12,300	54,482
Mitsubishi Kakoki Kaisha, Ltd.	800	22,893
Mitsubishi Logisnext Co., Ltd.	8,400	96,511
Mitsubishi Paper Mills, Ltd.	12,000	36,312
Mitsubishi Pencil Co., Ltd.	7,200	95,974
Mitsubishi Research Institute, Inc.	2,000	82,977
Mitsubishi Shokuhin Co., Ltd.	4,800	133,173
Mitsubishi Steel Manufacturing Co., Ltd. (a)	5,900	34,698
Mitsuboshi Belting, Ltd.	8,500	140,240
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	30,000	101,985
Mitsui High-Tec, Inc.	6,600	248,247
Mitsui Matsushima Co., Ltd.	5,200	36,068
Mitsui Mining & Smelting Co., Ltd.	17,000	627,027
Mitsui Sugar Co., Ltd.	6,100	107,392
Mitsui-Soko Holdings Co., Ltd.	7,400	165,236
Mitsumura Printing Co., Ltd.	500	8,631
Mitsuuroko Group Holdings Co., Ltd.	11,100	143,537
Mixi, Inc.	11,700	290,843
Miyaji Engineering Group, Inc.	1,800	42,029
Miyazaki Bank, Ltd. (The)	6,000	128,335
Miyoshi Oil & Fat Co., Ltd.	2,800	33,087
Mizuho Leasing Co., Ltd.	8,700	262,065
Mizuho Medy Co., Ltd.	500	6,239
Mizuno Corp.	6,600	128,684
Mochida Pharmaceutical Co., Ltd.	700	26,646
Modec, Inc.	6,100	110,951
Monex Group, Inc.	55,300	208,227
Money Partners Group Co., Ltd.	7,100	14,310
Monogatari Corp. (The)	1,300	158,501
MORESCO Corp.	2,500	24,427
Morinaga & Co., Ltd.	1,100	41,388
Morinaga Milk Industry Co., Ltd.	5,500	270,909
Moriroku Holdings Co., Ltd.	800	16,979
Morita Holdings Corp.	11,200	190,629
Morito Co., Ltd.	3,400	19,792
Morozoff, Ltd.	900	51,608
Mory Industries, Inc.	2,200	49,693
Moshi Moshi Hotline, Inc.	11,500	143,138
Mr. Max Holdings, Ltd.	10,500	78,745
MRK Holdings, Inc. (d)	15,600	19,363
MTI, Ltd.	6,800	54,320
Mugen Estate Co., Ltd.	3,300	15,110
Murakami Corp.	3,000	72,598
Musashi Seimitsu Industry Co., Ltd.	15,800	251,024
Musashino Bank, Ltd. (The)	11,200	162,503

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Mutoh Holdings Co., Ltd.	900	$12,941
N Field Co., Ltd.	3,200	25,941
NAC Co., Ltd.	3,600	32,534
Nachi-Fujikoshi Corp.	5,000	207,675
Nafco Co., Ltd.	2,600	50,695
Nagano Bank, Ltd. (The)	3,500	46,063
Nagano Keiki Co., Ltd.	4,200	39,758
Nagase & Co., Ltd.	30,600	448,554
Nagatanien Holdings Co., Ltd.	4,000	87,957
Nagawa Co., Ltd.	2,000	186,297
Naigai Trans Line, Ltd.	2,100	24,838
Nakabayashi Co., Ltd.	5,500	33,657
Nakamuraya Co., Ltd.	1,600	62,068
Nakanishi, Inc.	6,800	149,302
Nakano Corp.	4,000	16,077
Nakayama Steel Works, Ltd.	6,300	23,399
Nakayamafuku Co., Ltd.	2,000	10,064
Namura Shipbuilding Co., Ltd.	18,956	29,973
Nanto Bank, Ltd. (The)	9,200	156,277
Narasaki Sangyo Co., Ltd.	800	16,615
Natori Co., Ltd.	2,600	47,749
NEC Capital Solutions, Ltd.	3,800	69,635
Neturen Co., Ltd.	9,800	44,867
New Art Holdings Co., Ltd.	1,235	10,012
New Japan Chemical Co., Ltd. (d)	9,900	23,412
Nextage Co., Ltd.	9,800	125,820
NF Holdings Corp.	1,600	33,487
NHK Spring Co., Ltd.	49,600	341,157
Nice Corp. (a)	3,100	47,853
Nichi-iko Pharmaceutical Co., Ltd.	14,900	140,684
Nichia Steel Works, Ltd.	13,000	36,961
Nichias Corp.	16,500	393,753
Nichiban Co., Ltd.	4,000	64,105
Nichicon Corp.	18,700	236,967
Nichiden Corp.	5,200	112,831
Nichiha Corp.	8,400	264,882
Nichimo Co., Ltd.	1,600	29,614
Nichireki Co., Ltd.	9,000	143,295
Nichirin Co., Ltd.	1,400	22,706
Nihon Chouzai Co., Ltd.	3,320	48,008
Nihon Dempa Kogyo Co., Ltd. (a)	3,200	19,531
Nihon Flush Co., Ltd.	6,000	76,275
Nihon House Holdings Co., Ltd.	15,000	48,017
Nihon Kagaku Sangyo Co., Ltd.	3,000	32,050
Nihon Nohyaku Co., Ltd.	14,000	68,583
Nihon Parkerizing Co., Ltd.	24,500	254,851
Nihon Plast Co., Ltd.	4,500	21,696
Nihon Tokushu Toryo Co., Ltd.	2,900	33,976
Nihon Yamamura Glass Co., Ltd.	3,800	31,528
Nikkato Corp.	1,700	12,593
Nikkiso Co., Ltd.	18,300	178,307
Nikko Co., Ltd.	9,000	62,802
Nikkon Holdings Co., Ltd.	17,700	355,195
Nippn Corp.	17,400	271,763
Nippon Air Conditioning Services Co., Ltd.	9,600	70,159
Nippon Aqua Co., Ltd.	3,000	18,859
Nippon Beet Sugar Manufacturing Co., Ltd.	4,500	70,096

Japan—(Continued)
Nippon Carbide Industries Co., Inc.	2,300	28,458
Nippon Carbon Co., Ltd.	3,000	114,797
Nippon Chemi-Con Corp. (a)	5,900	104,870
Nippon Chemical Industrial Co., Ltd.	3,000	81,896
Nippon Chemiphar Co., Ltd.	800	17,046
Nippon Coke & Engineering Co., Ltd.	71,000	61,209
Nippon Commercial Development Co., Ltd.	2,500	40,658
Nippon Computer Dynamics Co., Ltd.	1,700	8,836
Nippon Concept Corp.	1,500	24,817
Nippon Concrete Industries Co., Ltd.	14,000	42,549
Nippon Denko Co., Ltd.	43,865	127,324
Nippon Densetsu Kogyo Co., Ltd.	12,500	259,248
Nippon Dry-Chemical Co., Ltd.	1,000	15,170
Nippon Electric Glass Co., Ltd.	24,900	545,177
Nippon Felt Co., Ltd.	8,600	36,572
Nippon Filcon Co., Ltd.	5,200	25,801
Nippon Fine Chemical Co., Ltd.	4,300	59,440
Nippon Gas Co., Ltd.	9,400	507,173
Nippon Hume Corp.	8,200	63,775
Nippon Kayaku Co., Ltd.	21,700	201,228
Nippon Kodoshi Corp.	1,600	39,820
Nippon Koei Co., Ltd.	5,000	137,357
Nippon Light Metal Holdings Co., Ltd.	19,800	368,243
Nippon Paper Industries Co., Ltd. (d)	26,600	308,924
Nippon Parking Development Co., Ltd.	65,100	97,180
Nippon Pillar Packing Co., Ltd.	6,500	101,695
Nippon Piston Ring Co., Ltd.	3,200	28,793
Nippon Rietec Co., Ltd.	3,700	87,269
Nippon Road Co., Ltd. (The)	2,700	201,722
Nippon Seiki Co., Ltd.	15,000	169,717
Nippon Seisen Co., Ltd.	1,200	43,156
Nippon Sharyo, Ltd. (a)	2,600	61,021
Nippon Sheet Glass Co., Ltd. (a)	23,500	108,989
Nippon Signal Co., Ltd.	18,700	170,705
Nippon Soda Co., Ltd.	8,400	250,677
Nippon Steel Trading Corp.	5,196	188,665
Nippon Suisan Kaisha, Ltd.	80,800	333,874
Nippon Systemware Co., Ltd.	1,900	39,820
Nippon Thompson Co., Ltd.	23,200	87,182
Nippon Yakin Kogyo Co., Ltd.	5,400	90,408
Nipro Corp.	21,800	256,689
Nishi-Nippon Financial Holdings, Inc.	35,700	230,160
Nishi-Nippon Railroad Co., Ltd.	6,700	198,360
Nishikawa Rubber Co., Ltd.	1,200	17,991
Nishimatsu Construction Co., Ltd.	19,400	398,423
Nishimatsuya Chain Co., Ltd. (d)	12,500	179,096
Nishimoto Co., Ltd. (a)	1,400	34,227
Nishio Rent All Co., Ltd.	6,000	126,054
Nissan Shatai Co., Ltd.	9,100	75,569
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	28,680
Nissei ASB Machine Co., Ltd.	2,500	142,909
Nissei Corp.	3,700	40,982
Nissei Plastic Industrial Co., Ltd.	6,000	51,492
Nissha Co., Ltd.	14,100	205,138
Nisshin Group Holdings Co., Ltd.	12,300	50,336
Nisshin Oillio Group, Ltd. (The)	9,000	264,796
Nisshinbo Holdings, Inc.	45,820	334,533

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nissin Corp.	6,000	$70,817
Nissin Electric Co., Ltd.	14,800	175,607
Nissin Sugar Co., Ltd.	2,400	42,965
Nissui Pharmaceutical Co., Ltd.	5,100	47,656
Nitta Corp.	6,800	147,622
Nitta Gelatin, Inc.	4,500	28,347
Nittan Valve Co., Ltd.	6,300	12,576
Nittetsu Mining Co., Ltd.	2,200	130,809
Nitto Fuji Flour Milling Co., Ltd.	400	25,530
Nitto Kogyo Corp.	9,000	178,742
Nitto Kohki Co., Ltd.	4,100	69,553
Nitto Seiko Co., Ltd.	12,500	54,284
Nittoc Construction Co., Ltd.	7,450	57,148
NJS Co., Ltd.	2,800	55,352
Noevir Holdings Co., Ltd.	3,200	141,789
Nohmi Bosai, Ltd.	7,000	152,793
Nojima Corp.	9,000	247,176
Nomura Co., Ltd.	23,700	196,415
Noritake Co., Ltd.	3,400	98,964
Noritsu Koki Co., Ltd.	5,200	122,836
Noritz Corp.	11,400	178,303
North Pacific Bank, Ltd.	106,900	227,243
NS Tool Co., Ltd.	2,400	61,196
NS United Kaiun Kaisha, Ltd.	4,100	55,477
NSD Co., Ltd.	18,540	400,043
NTN Corp. (a)	124,600	322,454
OAK Capital Corp. (a)	15,500	12,010
Oat Agrio Co., Ltd.	200	2,675
Obara Group, Inc.	4,400	168,059
Oenon Holdings, Inc.	12,300	48,916
Ogaki Kyoritsu Bank, Ltd. (The)	12,500	255,479
Ohara, Inc.	600	9,575
Ohashi Technica, Inc.	4,600	64,626
Ohba Co., Ltd.	4,600	32,038
Ohsho Food Service Corp.	3,600	202,113
OIE Sangyo Co., Ltd.	800	10,277
Oiles Corp.	8,000	125,907
Oisix ra daichi, Inc. (a)	5,600	168,980
Oita Bank, Ltd. (The)	5,700	112,485
Okabe Co., Ltd.	14,000	105,221
Okada Aiyon Corp.	1,900	20,439
Okamoto Industries, Inc.	3,200	122,900
Okamoto Machine Tool Works, Ltd.	1,400	31,479
Okamura Corp.	21,800	195,509
Okasan Securities Group, Inc.	39,200	142,766
Okaya Electric Industries Co., Ltd. (a)	5,800	22,641
Oki Electric Industry Co., Ltd.	25,700	227,117
Okinawa Cellular Telephone Co.	4,000	172,546
Okinawa Electric Power Co., Inc. (The)	16,727	225,679
OKUMA Corp.	8,400	470,975
Okumura Corp.	10,200	252,891
Okura Industrial Co., Ltd.	3,000	55,583
Okuwa Co., Ltd.	10,000	126,094
Olympic Group Corp.	2,600	23,048
ONO Sokki Co., Ltd.	4,200	21,061
Onoken Co., Ltd.	6,500	78,890
Onward Holdings Co., Ltd.	47,200	94,800

Japan—(Continued)
Open Door, Inc. (a)	900	12,153
Optex Group Co., Ltd.	9,400	172,067
Optim Corp. (a)	1,700	46,055
Optorun Co., Ltd.	3,200	65,487
Organo Corp.	2,300	137,080
Orient Corp.	68,300	76,863
Origin Co., Ltd.	3,400	43,697
Oro Co., Ltd.	2,100	89,393
Osaka Organic Chemical Industry, Ltd.	5,100	158,486
Osaka Soda Co., Ltd.	5,000	132,342
Osaka Steel Co., Ltd.	5,900	70,435
OSAKA Titanium Technologies Co., Ltd.	5,500	45,712
Osaki Electric Co., Ltd.	11,000	61,761
OSG Corp.	19,400	371,642
OSJB Holdings Corp.	39,400	106,477
OUG Holdings, Inc.	700	19,556
Outsourcing, Inc.	32,100	431,023
Oyo Corp.	7,400	87,922
Ozu Corp.	600	11,089
Pacific Industrial Co., Ltd.	16,700	173,744
Pacific Metals Co., Ltd.	6,100	132,168
Pack Corp. (The)	4,600	126,047
Pal Group Holdings Co., Ltd.	7,600	90,114
PAPYLESS Co., Ltd.	700	15,509
Paraca, Inc.	300	4,698
Paramount Bed Holdings Co., Ltd.	6,000	273,665
Paris Miki Holdings, Inc.	10,600	29,463
Pasona Group, Inc.	6,200	125,009
PC Depot Corp.	7,000	38,106
PCI Holdings, Inc.	1,800	29,622
Pegasus Sewing Machine Manufacturing Co., Ltd.	5,400	17,705
Penta-Ocean Construction Co., Ltd.	67,000	576,650
Phil Co., Inc. (a)	500	9,720
Pickles Corp.	1,300	39,656
Pilot Corp.	4,100	115,462
Piolax, Inc.	10,500	161,378
Plenus Co., Ltd.	1,300	21,989
Poletowin Pitcrew Holdings, Inc.	7,900	89,095
PR Times, Inc. (a)	700	23,601
Premium Group Co., Ltd.	1,400	31,618
Press Kogyo Co., Ltd.	37,000	109,919
Pressance Corp. (d)	10,400	179,153
Prestige International, Inc.	27,100	239,549
Prima Meat Packers, Ltd.	8,400	266,751
Pro-Ship, Inc.	2,300	33,459
Pronexus, Inc.	5,100	51,870
Prored Partners Co., Ltd. (a)	1,000	35,365
Proto Corp.	8,800	88,875
PS Mitsubishi Construction Co., Ltd.	8,800	52,077
Punch Industry Co., Ltd.	2,700	11,029
QB Net Holdings Co., Ltd. (a)	700	9,526
Qol Co., Ltd.	7,400	80,780
Quick Co., Ltd.	4,000	40,952
Raccoon Co., Ltd. (d)	4,100	67,990
Raito Kogyo Co., Ltd.	14,300	251,897
Raiznext Corp.	12,600	150,210
Rasa Industries, Ltd.	2,600	58,416

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Raysum Co., Ltd.	5,300	$48,546
Renaissance, Inc.	3,400	29,485
Rengo Co., Ltd.	7,300	61,149
RENOVA, Inc. (a)	2,700	103,773
Resorttrust, Inc.	25,500	365,396
Restar Holdings Corp.	6,900	148,601
Retail Partners Co., Ltd.	4,300	61,012
Rheon Automatic Machinery Co., Ltd.	5,000	61,374
Rhythm Co., Ltd.	2,500	15,681
Riberesute Corp.	4,300	29,653
Ricoh Leasing Co., Ltd.	5,600	166,746
Ride On Express Holdings Co., Ltd.	1,700	30,479
Right On Co., Ltd. (a) (d)	5,900	34,945
Riken Corp.	3,500	72,290
Riken Keiki Co., Ltd.	5,300	157,752
Riken Technos Corp.	15,000	65,626
Riken Vitamin Co., Ltd.	5,400	71,287
Ringer Hut Co., Ltd.	700	15,283
Rion Co., Ltd.	2,200	76,922
Riso Kagaku Corp.	7,158	96,725
Riso Kyoiku Co., Ltd.	34,770	102,891
Rock Field Co., Ltd.	6,600	100,362
Rokko Butter Co., Ltd.	3,600	63,187
Roland DG Corp. (a) (d)	3,600	65,471
Rorze Corp.	1,900	123,112
Round One Corp.	22,000	198,253
Royal Holdings Co., Ltd. (a) (d)	4,400	78,613
Rozetta Corp. (a) (d)	1,400	26,488
RS Technologies Co., Ltd.	1,500	82,763
Ryobi, Ltd. (a)	9,400	114,460
Ryoden Corp.	4,500	67,621
Ryosan Co., Ltd.	8,900	161,036
Ryoyo Electro Corp.	1,000	30,799
S Foods, Inc.	4,500	146,799
S&B Foods, Inc.	1,500	66,423
S-Pool, Inc.	12,400	90,471
Sac’s Bar Holdings, Inc.	6,850	35,940
Sagami Rubber Industries Co., Ltd.	1,800	21,669
Saibu Gas Co., Ltd.	9,800	296,701
Saison Information Systems Co., Ltd.	600	13,164
Saizeriya Co., Ltd.	9,200	170,193
Sakai Chemical Industry Co., Ltd.	5,300	101,396
Sakai Heavy Industries, Ltd.	1,400	31,932
Sakai Moving Service Co., Ltd.	2,800	141,589
Sakai Ovex Co., Ltd.	1,600	33,835
Sakata INX Corp.	13,000	146,100
Sakura Internet, Inc.	4,400	28,284
Sala Corp.	15,800	87,447
SAMTY Co., Ltd.	10,000	174,151
San Holdings, Inc.	2,800	33,634
San ju San Financial Group, Inc.	7,870	96,379
San-A Co., Ltd.	5,700	241,733
San-Ai Oil Co., Ltd.	20,000	216,800
San-In Godo Bank, Ltd. (The)	55,500	266,456
Sanden Holdings Corp. (a)	8,400	28,474
Sanei Architecture Planning Co., Ltd.	3,500	57,552
Sangetsu Corp.	12,600	189,596

Japan—(Continued)
Sanix, Inc. (a)	7,800	21,878
Sanken Electric Co., Ltd.	7,400	321,184
Sanki Engineering Co., Ltd.	14,800	174,455
Sanko Metal Industrial Co., Ltd.	1,000	27,830
Sankyo Co., Ltd.	8,900	240,793
Sankyo Frontier Co., Ltd.	1,000	38,296
Sankyo Seiko Co., Ltd.	13,400	62,369
Sankyo Tateyama, Inc.	9,600	75,743
Sanoh Industrial Co., Ltd. (d)	10,100	92,274
Sansei Technologies, Inc.	800	4,772
Sansha Electric Manufacturing Co., Ltd.	2,700	20,674
Sanshin Electronics Co., Ltd.	4,000	80,107
Sanyo Chemical Industries, Ltd.	4,200	224,525
Sanyo Denki Co., Ltd.	2,500	134,602
Sanyo Electric Railway Co., Ltd.	4,800	92,160
Sanyo Industries, Ltd.	1,300	23,590
Sanyo Shokai, Ltd.	5,100	29,297
Sanyo Special Steel Co., Ltd. (a)	8,600	106,808
Sanyo Trading Co., Ltd.	5,300	50,592
Sapporo Holdings, Ltd.	17,500	338,212
Sata Construction Co., Ltd.	2,600	11,134
Sato Holdings Corp.	8,100	175,111
Sato Shoji Corp.	6,500	56,228
Satori Electric Co., Ltd.	5,500	39,786
Sawada Holdings Co., Ltd.	10,300	93,826
Sawai Pharmaceutical Co., Ltd.	400	18,148
Saxa Holdings, Inc. (a)	2,400	31,943
SB Technology, Corp.	2,400	81,305
SBI Insurance Group Co., Ltd. (a)	1,400	17,971
SBS Holdings, Inc.	6,200	157,281
Scala, Inc.	5,700	44,872
Scroll Corp.	8,000	60,462
SEC Carbon, Ltd.	200	10,694
Secom Joshinetsu Co., Ltd.	945	32,978
Seed Co., Ltd.	1,700	10,070
Seika Corp.	4,200	56,047
Seikagaku Corp.	9,800	96,666
Seikitokyu Kogyo Co., Ltd.	12,500	101,558
Seiko Holdings Corp.	8,800	112,735
Seiko PMC Corp.	3,500	24,640
Seiren Co., Ltd.	13,300	201,407
Sekisui Jushi Corp.	10,200	215,795
Sekisui Kasei Co., Ltd.	10,300	52,929
Senko Group Holdings Co., Ltd.	31,000	302,664
Senshu Electric Co., Ltd.	2,400	73,817
Senshu Ikeda Holdings, Inc.	84,000	120,523
Senshukai Co., Ltd. (a) (d)	11,000	34,659
Septeni Holdings Co., Ltd.	7,000	28,734
Shibaura Electronics Co., Ltd.	2,800	84,732
Shibaura Machine Co., Ltd.	7,200	164,988
Shibaura Mechatronics Corp.	900	37,843
Shibusawa Warehouse Co., Ltd. (The)	3,500	78,220
Shibuya Corp.	4,800	164,611
Shiga Bank, Ltd. (The)	14,900	304,535
Shikibo, Ltd.	4,700	46,681
Shikoku Bank, Ltd. (The)	14,000	92,705
Shikoku Chemicals Corp.	13,000	151,440

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Shikoku Electric Power Co., Inc.	40,900	$267,772
Shima Seiki Manufacturing, Ltd.	8,700	148,016
Shimizu Bank, Ltd. (The)	3,400	56,574
Shimojima Co., Ltd.	5,300	73,986
Shin Nippon Air Technologies Co., Ltd.	2,100	45,702
Shin Nippon Biomedical Laboratories, Ltd.	5,300	34,708
Shin-Etsu Polymer Co., Ltd.	16,900	154,587
Shin-Keisei Electric Railway Co., Ltd.	2,400	54,791
Shinagawa Refractories Co., Ltd.	2,000	48,710
Shindengen Electric Manufacturing Co., Ltd.	2,800	69,684
Shinki Bus Co., Ltd.	900	25,400
Shinko Shoji Co., Ltd.	11,300	82,083
Shinmaywa Industries, Ltd.	18,800	161,236
Shinnihon Corp.	10,200	82,052
Shinoken Group Co., Ltd. (d)	7,100	76,635
Shinsho Corp.	1,400	25,021
Shinwa Co., Ltd.	3,900	80,924
Shinwa Co., Ltd.	2,200	14,881
Shizuki Electric Co., Inc.	8,000	46,116
Shizuoka Gas Co., Ltd.	21,300	213,609
Shobunsha Holdings, Inc. (a)	4,800	20,800
Shoei Co., Ltd.	6,300	253,329
Shoei Foods Corp.	3,400	118,600
Shofu, Inc.	3,500	64,526
Shoko Co., Ltd. (a)	1,900	11,208
Showa Sangyo Co., Ltd.	5,700	168,188
SIGMAXYZ, Inc.	3,600	63,925
Siix Corp.	9,600	143,692
Silver Life Co., Ltd. (a)	900	18,887
Sinanen Holdings Co., Ltd.	2,900	83,284
Sinfonia Technology Co., Ltd.	8,400	114,180
Sinko Industries, Ltd.	6,400	110,323
Sintokogio, Ltd.	16,800	125,475
SK-Electronics Co., Ltd.	2,700	34,780
SKY Perfect JSAT Holdings, Inc.	43,700	215,486
SMK Corp.	2,300	67,247
Snow Peak, Inc.	2,200	39,772
SNT Corp.	15,600	32,222
Soda Nikka Co., Ltd.	7,000	37,045
Sodick Co., Ltd.	16,800	143,628
Soft99 Corp.	5,100	50,380
Softcreate Holdings Corp.	2,300	61,741
Software Service, Inc.	1,100	115,885
Soiken Holdings, Inc.	2,100	12,863
Solasto Corp.	12,800	198,441
SoldOut, Inc. (a)	800	12,305
Soliton Systems KK	2,500	43,466
Sotoh Co., Ltd.	3,100	24,228
Space Co., Ltd.	5,060	38,728
Space Value Holdings Co., Ltd.	12,900	86,969
Sparx Group Co., Ltd.	29,200	72,264
SPK Corp.	3,400	41,938
Sprix, Ltd.	1,300	9,694
SRA Holdings	3,100	78,835
ST Corp.	4,100	77,806
St-Care Holding Corp.	2,300	19,575
St. Marc Holdings Co., Ltd.	5,100	69,251

Japan—(Continued)
Star Mica Holdings Co., Ltd.	3,000	39,277
Star Micronics Co., Ltd.	9,200	147,400
Starts Corp., Inc.	8,700	241,914
Starzen Co., Ltd.	2,500	102,560
Stella Chemifa Corp.	3,600	115,957
Step Co., Ltd.	3,300	51,050
Strike Co., Ltd.	2,200	109,130
Studio Alice Co., Ltd.	2,900	54,201
Subaru Enterprise Co., Ltd.	100	8,816
Sugimoto & Co., Ltd.	3,800	91,367
Sumida Corp. (a)	8,600	89,815
Suminoe Textile Co., Ltd.	2,300	47,942
Sumitomo Bakelite Co., Ltd.	11,600	401,030
Sumitomo Densetsu Co., Ltd.	5,400	137,494
Sumitomo Mitsui Construction Co., Ltd.	52,060	216,697
Sumitomo Osaka Cement Co., Ltd.	11,000	322,878
Sumitomo Precision Products Co., Ltd. (a)	1,200	22,589
Sumitomo Riko Co., Ltd.	15,300	90,295
Sumitomo Seika Chemicals Co., Ltd.	3,200	127,465
Sumitomo Warehouse Co., Ltd. (The)	22,000	281,801
Sun Frontier Fudousan Co., Ltd.	10,100	87,440
Sun-Wa Technos Corp.	3,900	36,712
Suncall Corp.	8,300	37,341
Suruga Bank, Ltd.	46,400	153,075
Suzuki Co., Ltd.	1,400	15,947
SWCC Showa Holdings Co., Ltd.	7,600	129,357
System Information Co., Ltd.	2,800	29,059
System Research Co., Ltd.	1,200	19,890
Systems Engineering Consultants Co., Ltd.	600	16,651
Systena Corp.	13,300	279,046
Syuppin Co., Ltd.	6,100	53,257
T Hasegawa Co., Ltd.	8,400	176,772
T RAD Co., Ltd.	2,900	37,628
T&K Toka Co., Ltd.	8,600	73,033
T-Gaia Corp.	6,000	112,595
Tachi-S Co., Ltd.	10,300	117,514
Tachibana Eletech Co., Ltd.	5,640	91,612
Tachikawa Corp.	3,100	37,652
Tadano, Ltd.	31,400	269,214
Taihei Dengyo Kaisha, Ltd.	4,500	102,537
Taiheiyo Kouhatsu, Inc.	2,100	12,489
Taiho Kogyo Co., Ltd.	6,400	44,454
Taikisha, Ltd.	9,100	239,147
Taiko Bank, Ltd. (The)	3,100	40,220
Taiko Pharmaceutical Co., Ltd. (d)	5,600	87,558
Taisei Lamick Co., Ltd.	2,200	65,337
Taiyo Holdings Co., Ltd.	4,900	290,441
Takachiho Koheki Co., Ltd.	400	4,571
Takamatsu Construction Group Co., Ltd.	5,400	107,087
Takamiya Co., Ltd.	5,200	26,510
Takano Co., Ltd.	4,600	26,438
Takaoka Toko Co., Ltd.	4,365	69,863
Takara & Co., Ltd.	1,300	22,144
Takara Holdings, Inc.	7,700	96,316
Takara Leben Co., Ltd.	28,600	85,165
Takara Standard Co., Ltd.	11,800	173,637
Takasago International Corp.	5,400	124,637

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Takasago Thermal Engineering Co., Ltd.	14,500	$220,689
Takashima & Co., Ltd.	2,500	39,253
Takashimaya Co., Ltd.	40,400	347,326
Take And Give Needs Co., Ltd.	4,010	21,579
Takeei Corp.	8,200	100,950
Takemoto Yohki Co., Ltd.	1,200	11,070
Takeuchi Manufacturing Co., Ltd.	10,400	245,358
Takihyo Co., Ltd.	2,000	36,629
Takisawa Machine Tool Co., Ltd.	2,200	21,270
Takuma Co., Ltd.	15,700	281,128
Tama Home Co., Ltd.	4,800	68,443
Tamagawa Holdings Co., Ltd.	1,100	21,653
Tamron Co., Ltd.	6,000	106,281
Tamura Corp.	26,000	144,430
Tanseisha Co., Ltd.	11,750	93,743
Tatsuta Electric Wire and Cable Co., Ltd.	17,000	124,040
Tayca Corp.	6,000	87,967
Tazmo Co., Ltd.	900	12,244
TBK Co., Ltd.	8,000	34,587
TDC Soft, Inc.	4,900	47,212
TeamSpirit, Inc. (a)	1,000	19,008
TechMatrix Corp.	9,800	202,965
TECHNO ASSOCIE Co., Ltd.	300	3,112
Techno Medica Co., Ltd.	2,400	36,584
Techno Ryowa, Ltd.	4,800	41,183
Teikoku Electric Manufacturing Co., Ltd.	7,300	85,401
Teikoku Sen-I Co., Ltd.	4,900	113,801
Teikoku Tsushin Kogyo Co., Ltd.	3,000	30,327
Tekken Corp.	2,700	47,916
Temairazu, Inc.	700	34,779
Tenma Corp.	6,200	122,770
Tenpos Holdings Co., Ltd.	700	13,959
Teraoka Seisakusho Co., Ltd.	200	790
Terilogy Co., Ltd. (a)	1,600	7,238
Tigers Polymer Corp.	2,200	8,396
TKC Corp.	3,700	277,666
Toa Corp.	5,800	112,348
Toa Corp.	9,600	79,230
Toa Oil Co., Ltd.	3,200	79,647
TOA ROAD Corp.	1,800	66,053
Toabo Corp.	3,400	15,518
Toagosei Co., Ltd.	37,000	436,639
Tobishima Corp.	5,560	58,260
TOC Co., Ltd.	15,800	106,681
Tocalo Co., Ltd.	19,200	264,225
Tochigi Bank, Ltd. (The)	38,200	63,649
Toda Corp.	8,600	57,133
Toda Kogyo Corp. (a)	1,100	24,544
Toei Co., Ltd.	900	147,166
Toell Co., Ltd.	3,100	23,872
Toenec Corp.	3,200	125,343
Toho Bank, Ltd. (The)	78,000	157,983
Toho Co., Ltd.	2,700	49,170
Toho Holdings Co., Ltd.	13,700	241,115
Toho Titanium Co., Ltd.	11,300	97,183
Toho Zinc Co., Ltd. (a)	5,000	113,277
Tohoku Bank, Ltd. (The) (d)	4,700	50,569

Japan—(Continued)
Tohokushinsha Film Corp.	4,800	29,101
Tokai Corp.	7,400	146,018
TOKAI Holdings Corp.	24,700	246,097
Tokai Lease Co., Ltd.	1,600	21,382
Tokai Rika Co., Ltd.	15,500	262,631
Tokai Tokyo Financial Holdings, Inc.	68,600	203,231
Token Corp.	2,460	194,925
Tokushu Tokai Paper Co., Ltd.	3,300	159,829
Tokuyama Corp.	19,200	432,050
Tokyo Base Co., Ltd. (a)	2,200	11,306
Tokyo Dome Corp.	31,000	389,822
Tokyo Electron Device, Ltd.	2,400	73,703
Tokyo Energy & Systems, Inc.	8,000	70,357
Tokyo Individualized Educational Institute, Inc.	1,400	8,279
Tokyo Keiki, Inc.	4,200	38,204
Tokyo Rakutenchi Co., Ltd.	1,000	41,929
Tokyo Rope Manufacturing Co., Ltd. (a)	4,600	33,850
Tokyo Sangyo Co., Ltd.	7,300	42,606
Tokyo Seimitsu Co., Ltd.	11,900	560,235
Tokyo Steel Manufacturing Co., Ltd.	33,400	216,127
Tokyo Tekko Co., Ltd.	3,400	67,409
Tokyo Theatres Co., Inc.	2,900	35,297
Tokyo TY Financial Group, Inc.	9,724	104,604
Tokyotokeiba Co., Ltd.	4,200	190,704
Tokyu Construction Co., Ltd.	21,400	102,767
Tokyu Recreation Co., Ltd. (a)	1,200	55,322
Toli Corp.	20,000	47,851
Tomato Bank, Ltd.	4,200	43,289
Tomen Devices Corp.	800	25,515
Tomoe Corp.	9,800	38,120
Tomoe Engineering Co., Ltd.	2,100	40,475
Tomoegawa Co., Ltd. (a)	1,000	7,612
Tomoku Co., Ltd.	4,500	74,600
TOMONY Holdings, Inc.	56,900	173,511
Tomy Co., Ltd.	25,100	220,989
Tonami Holdings Co., Ltd.	2,200	127,299
Topcon Corp.	31,600	393,353
Toppan Forms Co., Ltd.	16,700	171,255
Topre Corp.	11,900	182,716
Topy Industries, Ltd. (a)	6,800	77,970
Torex Semiconductor, Ltd.	1,100	14,144
Toridolll Holdings Corp.	11,600	155,646
Torigoe Co., Ltd. (The)	6,000	53,777
Torii Pharmaceutical Co., Ltd.	4,500	140,558
Torikizoku Co., Ltd.	2,200	31,003
Torishima Pump Manufacturing Co., Ltd.	7,700	64,537
Tosei Corp.	11,700	134,218
Toshiba TEC Corp.	900	32,517
Tosho Co., Ltd.	4,800	72,991
Totech Corp.	700	19,105
Totetsu Kogyo Co., Ltd.	8,000	211,788
Tottori Bank, Ltd. (The)	3,700	40,259
Toukei Computer Co., Ltd.	300	12,614
Tow Co., Ltd.	11,000	28,729
Towa Bank, Ltd. (The)	11,500	70,699
Towa Corp.	8,000	163,154
Towa Pharmaceutical Co., Ltd.	8,400	156,067

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Toyo Construction Co., Ltd.	25,499	$108,549
Toyo Corp.	9,600	108,520
Toyo Denki Seizo KK	3,200	36,189
Toyo Engineering Corp. (a)	10,800	42,610
Toyo Gosei Co., Ltd.	800	91,614
Toyo Ink SC Holdings Co., Ltd.	15,200	291,800
Toyo Kanetsu KK	3,300	67,308
Toyo Machinery & Metal Co., Ltd.	6,000	23,955
Toyo Securities Co., Ltd.	23,000	29,699
Toyo Sugar Refining Co., Ltd.	900	10,500
Toyo Tanso Co., Ltd.	4,600	89,987
Toyo Tire Corp.	12,400	188,890
Toyo Wharf & Warehouse Co., Ltd.	2,500	32,315
Toyobo Co., Ltd.	30,000	401,817
TPR Co., Ltd.	7,300	100,347
Traders Holdings Co., Ltd. (a)	2,800	8,726
Trancom Co., Ltd.	2,300	198,949
Transaction Co., Ltd.	1,400	12,639
Transcosmos, Inc.	600	15,171
Tri Chemical Laboratories, Inc.	1,500	242,330
Trusco Nakayama Corp.	9,600	270,304
TS Tech Co., Ltd.	8,200	253,881
TSI Holdings Co., Ltd.	28,205	56,300
Tsubaki Nakashima Co., Ltd.	13,000	142,121
Tsubakimoto Chain Co.	9,000	236,516
Tsubakimoto Kogyo Co., Ltd.	1,600	59,496
Tsudakoma Corp. (a)	1,600	13,069
Tsugami Corp.	14,300	216,361
Tsukada Global Holdings, Inc. (a)	7,200	17,544
Tsukamoto Corp. Co., Ltd.	2,100	30,518
Tsukishima Kikai Co., Ltd.	9,900	133,972
Tsukuba Bank, Ltd.	34,500	61,821
Tsukui Holdings Corp.	18,800	99,766
Tsumura & Co.	2,700	81,167
Tsurumi Manufacturing Co., Ltd.	6,100	104,382
Tsutsumi Jewelry Co., Ltd.	2,700	55,841
TV Asahi Holdings Corp.	7,900	129,746
TV Tokyo Holdings Corp.	3,100	69,195
TYK Corp.	6,000	20,429
UACJ Corp.	10,685	196,155
Ube Industries, Ltd.	30,300	552,275
Uchida Yoko Co., Ltd.	2,600	106,799
Ueki Corp.	1,100	29,948
Ulvac, Inc.	14,000	599,788
Uniden Holdings Corp. (a)	2,500	54,834
UNIMAT Retirement Community Co., Ltd.	1,600	15,552
Union Tool Co.	3,400	102,064
Unipres Corp.	13,900	130,889
United Arrows, Ltd.	7,400	109,697
United Super Markets Holdings, Inc.	18,100	198,306
UNITED, Inc.	3,000	39,809
Unitika, Ltd. (a)	15,600	59,669
Universal Entertainment Corp. (a)	7,300	168,719
Urbanet Corp. Co., Ltd.	4,500	11,124
Usen-Next Holdings Co., Ltd.	2,700	35,296
Ushio, Inc.	33,900	441,436
UT Group Co., Ltd. (a)	6,600	205,884

Japan—(Continued)
Utoc Corp.	5,100	23,394
V Technology Co., Ltd.	3,000	171,352
V-Cube, Inc.	2,100	61,684
Valor Holdings Co., Ltd.	11,800	302,350
Valqua, Ltd.	6,000	119,543
Value HR Co., Ltd.	1,000	15,817
ValueCommerce Co., Ltd.	4,300	133,389
Vector, Inc. (a)	8,200	79,446
Vertex Corp.	1,000	17,431
Village Vanguard Co., Ltd. (a)	2,300	21,421
VINX Corp.	1,000	11,450
Vision, Inc. (a)	5,700	57,380
Vital KSK Holdings, Inc.	14,200	111,851
VT Holdings Co., Ltd.	24,300	100,520
Wacoal Holdings Corp.	12,400	249,786
Wacom Co., Ltd.	39,500	331,384
Wakachiku Construction Co., Ltd.	4,600	52,337
Wakamoto Pharmaceutical Co., Ltd. (a)	9,000	21,201
Wakita & Co., Ltd.	14,300	146,320
Warabeya Nichiyo Holdings Co., Ltd.	5,000	68,691
Waseda Academy Co., Ltd.	1,400	13,470
Watahan & Co., Ltd.	3,200	42,086
Watts Co., Ltd.	1,900	15,378
WDB Holdings Co., Ltd.	2,700	69,371
Weathernews, Inc.	1,500	80,913
Welbe, Inc.	2,300	32,441
Wellnet Corp.	4,400	18,901
West Holdings Corp.	4,330	199,611
Will Group, Inc.	4,200	41,060
WIN-Partners Co., Ltd.	5,000	59,819
Wood One Co., Ltd.	2,600	28,441
World Co., Ltd.	5,000	60,775
World Holdings Co., Ltd.	2,500	47,568
Wowow, Inc.	2,200	60,456
Xebio Holdings Co., Ltd.	8,700	69,463
Y.A.C. Holdings Co., Ltd.	3,900	41,397
YA-MAN, Ltd.	8,800	159,708
Yachiyo Industry Co., Ltd. (a)	3,900	22,050
Yahagi Construction Co., Ltd.	10,900	93,668
Yaizu Suisankagaku Industry Co., Ltd.	4,400	42,580
YAKUODO Holdings Co., Ltd.	2,900	69,477
YAMABIKO Corp.	12,800	161,028
YAMADA Consulting Group Co., Ltd.	3,100	29,665
Yamagata Bank, Ltd. (The)	10,400	104,125
Yamaguchi Financial Group, Inc.	57,500	326,090
Yamaichi Electronics Co., Ltd.	8,200	123,370
Yamanashi Chuo Bank, Ltd. (The)	11,800	88,444
Yamatane Corp.	3,400	44,881
Yamato Corp.	6,600	44,350
Yamato International, Inc.	6,700	21,232
Yamato Kogyo Co., Ltd.	13,500	362,461
Yamaura Corp.	2,800	25,384
Yamaya Corp. (d)	1,150	24,247
Yamazawa Co., Ltd.	1,000	16,933
Yamazen Corp.	19,500	195,934
Yashima Denki Co., Ltd.	7,500	70,818
Yasuda Logistics Corp.	7,400	69,413

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Yasunaga Corp.	1,700	$19,654
Yellow Hat, Ltd.	11,600	188,876
Yodogawa Steel Works, Ltd.	7,600	155,353
Yokogawa Bridge Holdings Corp.	11,700	248,049
Yokohama Reito Co., Ltd.	16,800	140,424
Yokowo Co., Ltd.	4,300	129,340
Yomeishu Seizo Co., Ltd.	3,000	55,027
Yondenko Corp.	1,600	43,076
Yondoshi Holdings, Inc.	4,600	89,002
Yorozu Corp.	7,900	79,318
Yoshinoya Holdings Co., Ltd.	5,600	103,552
Yotai Refractories Co., Ltd.	4,100	33,590
Yuasa Funashoku Co., Ltd.	1,300	38,338
Yuasa Trading Co., Ltd.	5,800	186,938
Yuken Kogyo Co., Ltd.	1,700	24,930
Yumeshin Holdings Co., Ltd.	13,100	88,574
Yurtec Corp.	12,000	96,966
Yushin Precision Equipment Co., Ltd.	2,900	26,945
Yushiro Chemical Industry Co., Ltd.	3,700	39,803
Yutaka Giken Co., Ltd.	600	9,537
Zaoh Co., Ltd.	800	10,498
Zenrin Co., Ltd.	9,750	119,355
ZIGExN Co., Ltd.	3,300	12,678
Zuiko Corp.	4,000	43,973

		158,155,659

Jersey, Channel Islands—0.1%
Centamin plc	410,946	688,033
Sanne Group plc	5,529	46,852

		734,885

Kazakhstan—0.1%
KAZ Minerals plc	93,032	839,843

Liechtenstein—0.1%
Liechtensteinische Landesbank AG	3,540	209,909
VP Bank AG	1,049	132,656

		342,565

Luxembourg—0.2%
APERAM S.A.	19,064	795,649
Befesa S.A.	4,185	264,369
L’Occitane International S.A.	87,500	218,423
SES S.A.	17,910	169,412

		1,447,853

Macau—0.0%
MGM China Holdings, Ltd.	75,200	129,243

Malta—0.1%
Kindred Group plc (a)	61,427	601,169

Monaco—0.1%
Endeavour Mining Corp. (a) (d)	37,645	875,988

Mongolia—0.0%
Turquoise Hill Resources, Ltd. (a) (d)	12,079	150,216

Netherlands—3.1%
Aalberts NV	34,547	1,531,187
Accell Group (a)	7,613	240,550
Aegon NV	125,109	499,629
Aegon NV	13,761	54,356
Altice Europe NV - Class B (a)	2,454	15,835
Altice Europe NV (a)	185,807	1,209,709
AMG Advanced Metallurgical Group NV (d)	10,120	301,125
Amsterdam Commodities NV	6,535	166,878
Arcadis NV (a)	30,970	1,023,902
ASM International NV	4,501	984,020
ASR Nederland NV	49,134	1,987,181
Atrium European Real Estate, Ltd. (a)	62,519	190,596
Basic-Fit NV (a)	8,733	319,068
BE Semiconductor Industries NV	21,587	1,300,443
Beter Bed Holding NV (a)	5,373	28,241
Boskalis Westminster (a)	23,702	653,130
Brack Capital Properties NV (a)	856	79,693
Brunel International NV (a)	9,034	80,585
Corbion NV	18,223	1,025,092
Euronext NV	11,839	1,304,456
Flow Traders	10,451	345,478
ForFarmers NV	10,101	65,927
Furgo NV (a)	20,885	193,111
GrandVision NV	9,935	309,730
Heijmans NV (a)	9,222	105,172
Hunter Douglas NV (a)	1,965	153,834
IMCD NV	17,363	2,206,132
Intertrust NV (a)	15,775	267,701
Kendrion NV (a)	4,209	85,191
Koninklijke BAM Groep NV (a)	115,981	241,852
Koninklijke Vopak NV	4,202	220,346
Lucas Bols B.V. (a)	1,325	16,126
Nederland Apparatenfabriek	1,849	115,359
New World Resources plc - A Shares (a) (b) (c)	11,898	0
OCI NV (a)	13,220	254,877
Ordina NV	44,115	154,680
PostNL NV (a)	204,049	696,038
Rhi Magnesita NV (d)	4,696	231,068
SBM Offshore NV	57,627	1,092,044
SIF Holding NV (a)	1,259	25,359
Signify NV (a)	38,131	1,615,459
Sligro Food Group NV (a)	10,058	208,256
SNS REAAL NV (a) (b) (c)	105,329	0
TKH Group NV	11,770	568,801
TomTom NV (a)	22,362	231,663
Van Lanschot Kempen NV	5,446	139,781

		22,539,661

New Zealand—0.6%
Air New Zealand, Ltd. (a)	45,287	58,624
Arvida Group, Ltd.	78,865	101,557
Briscoe Group, Ltd.	13,123	49,565
Chorus, Ltd.	132,336	753,075

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

New Zealand—(Continued)
Delegat Group, Ltd.	4,540	$49,647
Eroad, Ltd. (a)	4,808	17,134
Fletcher Building, Ltd. (a)	20,924	89,029
Freightways, Ltd.	33,144	240,091
Genesis Energy, Ltd.	73,969	192,889
Gentrack Group, Ltd. (a)	7,810	8,652
Hallenstein Glasson Holdings, Ltd.	15,508	74,192
Heartland Group Holdings, Ltd.	95,683	114,259
Infratil, Ltd.	96,737	507,900
Investore Property, Ltd. (REIT)	46,089	73,274
Kathmandu Holdings, Ltd. (a)	73,037	67,248
Michael Hill International, Ltd.	82,929	42,958
NEW Zealand King Salmon Investments, Ltd.	8,061	9,265
New Zealand Refining Co., Ltd. (The) (a)	39,302	15,535
NZME, Ltd. (a)	71,247	34,376
NZX, Ltd.	79,246	111,866
Oceania Healthcare, Ltd.	61,041	63,673
Pacific Edge, Ltd. (a)	30,660	26,836
PGG Wrightson, Ltd.	5,854	13,958
Pushpay Holdings, Ltd. (a)	88,636	115,321
Restaurant Brands New Zealand, Ltd. (a)	7,507	62,383
Sanford, Ltd.	17,782	66,899
Scales Corp., Ltd.	25,709	92,108
Serko, Ltd. (a)	3,960	16,492
Skellerup Holdings, Ltd.	47,582	125,015
SKY Network Television, Ltd. (a)	458,793	53,128
SKYCITY Entertainment Group, Ltd.	180,796	417,446
Steel & Tube Holdings, Ltd. (a)	51,732	34,600
Summerset Group Holdings, Ltd.	39,200	353,908
Synlait Milk, Ltd. (a)	17,226	64,720
Tourism Holdings, Ltd. (a)	26,255	49,111
TOWER, Ltd. (a)	59,836	30,563
Trustpower, Ltd.	13,980	79,504
Turners Automotive Group, Ltd.	8,394	18,784
Warehouse Group, Ltd. (The) (a)	39,693	78,532
Z Energy, Ltd. (a)	89,671	206,416

		4,580,533

Norway—1.0%
ABG Sundal Collier Holding ASA	134,443	100,058
AF Gruppen ASA	4,560	93,389
Akastor ASA (a)	47,184	39,161
Aker Carbon Capture AS (a)	7,500	1,487
Aker Offshore Wind Holding AS (a)	7,500	1,286
Aker Solutions ASA (a) (d)	87,286	167,414
American Shipping Co. ASA (a)	19,821	65,020
Atea ASA (a)	25,138	353,209
Austevoll Seafood ASA	22,759	232,756
Avance Gas Holding, Ltd.	14,826	71,327
Axactor SE (a)	39,265	48,990
B2Holding ASA (a)	54,575	47,217
Bergenbio ASA (a)	2,655	9,967
Bionor Pharma ASA (a)	6,972	29,593
Bonheur ASA	8,821	248,951
Borregaard ASA	29,060	480,800
BW Energy, Ltd. (a)	25,058	80,646

Norway—(Continued)
BW Offshore, Ltd.	33,722	146,539
Crayon Group Holding ASA (a)	7,537	110,552
DNO ASA (a)	182,446	145,654
Elkem ASA	3,977	12,996
Europris ASA	62,298	371,505
Fjordkraft Holding ASA	15,787	153,235
Frontline, Ltd.	29,165	184,700
Grieg Seafood ASA (a) (d)	13,378	132,601
Hexagon Composites ASA (a)	36,341	232,613
Hexagon Purus Holding A.S. (a)	4,126	24,012
Hoegh LNG Holdings, Ltd.	16,807	30,016
IDEX Biometrics ASA (a)	200,592	69,690
Itera ASA	17,553	30,649
Kongsberg Automotive ASA (a) (d)	1,414,877	56,719
Medistim ASA	556	16,197
Nordic Nanovector ASA (a)	11,170	20,514
Nordic Semiconductor ASA (a)	45,822	733,423
Norway Royal Salmon ASA	3,956	99,138
Norwegian Finans Holding ASA (a)	42,978	364,051
Norwegian Property ASA	13,230	20,256
Ocean Yield ASA	12,183	37,569
Odfjell Drilling, Ltd. (a)	25,648	51,256
Odfjell SE - A Shares (a)	1,949	6,234
Olav Thon Eiendomsselskap ASA (a)	2,986	63,904
Otello Corp. ASA (a) (d)	33,778	106,740
PCI Biotech Holding ASA (a)	2,821	9,177
PGS ASA (a)	106,228	64,035
Protector Forsikring ASA (a)	25,433	177,036
Sbanken ASA (a)	25,013	200,986
Selvaag Bolig ASA	14,928	100,921
SpareBank 1 SR Bank ASA	15,433	164,168
Stolt-Nielsen, Ltd.	7,397	94,361
TGS Nopec Geophysical Co. ASA	34,670	529,310
Treasure ASA	21,003	45,088
Veidekke ASA	28,524	366,879
Wallenius Wilhelmsen ASA (a)	14,567	39,189
Wilh Wilhelmsen Holding ASA - Class A	4,777	94,153
XXL ASA (a)	58,816	132,437

		7,309,774

Peru—0.0%
Hochschild Mining plc	95,965	273,617

Philippines—0.0%
Del Monte Pacific, Ltd.	77,636	11,539

Portugal—0.3%
Altri SGPS S.A.	27,747	174,985
Banco Comercial Portugues S.A. - Class R (a)	2,143,248	319,357
Banco Espirito Santo S.A. (a) (b) (c)	89,078	0
Corticeira Amorim SGPS S.A.	2,047	28,884
CTT-Correios de Portugal S.A. (a)	47,697	136,250
Mota-Engil SGPS S.A. (a) (d)	40,942	67,757
Navigator Co. S.A. (The) (a)	71,289	217,635
NOS SGPS S.A.	74,998	262,722
Novabase SGPS S.A. (a)	7,827	30,613

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Portugal—(Continued)
REN - Redes Energeticas Nacionais SGPS S.A. (d)	122,322	$354,113
Semapa-Sociedade de Investimento e Gestao	8,426	92,134
Sonae SGPS S.A.	309,228	249,964

		1,934,414

Russia—0.1%
Petropavlovsk plc (a) (d)	895,246	396,134

Singapore—1.3%
Abterra, Ltd. (a) (b) (c)	51,720	286
Accordia Golf Trust (b) (c)	145,200	2,340
AEM Holdings, Ltd.	38,400	100,647
Ascendas India Trust	242,700	253,335
Avarga, Ltd.	46,000	9,800
Banyan Tree Holdings, Ltd. (a)	97,700	19,586
Best World International, Ltd. (b) (c)	80,000	15,303
BOC Aviation, Ltd.	13,200	114,164
Bonvests Holdings, Ltd. (a)	18,000	12,326
Boustead Projects, Ltd.	24,607	14,976
Boustead Singapore, Ltd.	82,025	50,352
Bukit Sembawang Estates, Ltd.	65,100	196,738
BW LPG, Ltd.	31,059	213,204
Centurion Corp., Ltd.	98,400	26,049
China Aviation Oil Singapore Corp., Ltd.	94,800	76,049
Chip Eng Seng Corp., Ltd.	157,000	52,237
Chuan Hup Holdings, Ltd.	125,000	18,485
ComfortDelGro Corp., Ltd.	642,800	813,025
COSCO Shipping International Singapore Co., Ltd. (a)	332,100	70,276
Creative Technology, Ltd. (a)	16,300	29,940
CSE Global, Ltd.	114,300	40,608
CW Group Holdings, Ltd. (a) (b) (c)	106,000	592
Delfi, Ltd.	80,600	42,734
Ezion Holdings, Ltd. (a) (b) (c)	753,729	4,620
Ezra Holdings, Ltd. (a) (b) (c)	1,000,703	1,560
Far East Orchard, Ltd.	74,044	60,483
First Resources, Ltd.	141,400	136,791
Food Empire Holdings, Ltd.	54,000	27,001
Fragrance Group, Ltd.	752,800	66,132
Fraser and Neave, Ltd.	36,400	40,499
Frasers Centrepoint, Ltd.	12,400	11,640
Frencken Group, Ltd.	86,400	86,751
Fu Yu Corp., Ltd.	98,800	19,817
Gallant Venture, Ltd. (a)	257,900	25,979
Geo Energy Resources, Ltd. (a)	155,000	21,581
GK Goh Holdings, Ltd.	12,000	6,841
GL, Ltd. (a)	188,000	73,378
Golden Agri-Resources, Ltd.	2,173,000	261,090
Golden Energy & Resources, Ltd. (a)	69,000	8,405
GuocoLand, Ltd.	68,800	79,600
Halcyon Agri Corp., Ltd. (a)	188,713	43,769
Hanwell Holdings, Ltd.	19,000	4,162
Haw Par Corp., Ltd.	32,400	262,626
Hi-P International, Ltd.	50,200	76,419
Hiap Hoe, Ltd.	58,000	28,015
Ho Bee Land, Ltd.	67,200	121,507
Hong Fok Corp., Ltd.	146,740	82,217
Hong Leong Asia, Ltd.	82,000	47,598

Singapore—(Continued)
Hong Leong Finance, Ltd.	37,900	68,541
Hotel Grand Central, Ltd.	25,900	20,571
Hour Glass, Ltd. (The)	129,000	78,112
Hrnet Group, Ltd.	67,700	27,903
Hwa Hong Corp., Ltd.	138,000	29,237
Hyflux, Ltd. (a) (b) (c)	179,500	29,617
iFAST Corp., Ltd.	25,500	57,941
IGG, Inc.	288,000	302,613
Indofood Agri Resources, Ltd. (a)	152,000	33,966
Japfa, Ltd.	98,670	69,103
k1 Ventures, Ltd. (a) (b) (c)	80,800	0
Kenon Holdings, Ltd.	5,886	173,326
Keppel Infrastructure Trust	849,718	350,253
KSH Holdings, Ltd.	25,700	6,503
Lian Beng Group, Ltd.	116,900	38,936
Low Keng Huat Singapore, Ltd.	122,600	36,643
Lum Chang Holdings, Ltd.	78,000	22,208
Metro Holdings, Ltd.	141,600	76,568
Mewah International, Inc.	110,000	27,446
Midas Holdings, Ltd. (a) (b) (c)	452,000	12,312
mm2 Asia, Ltd. (a)	149,800	16,897
NSL, Ltd.	15,000	8,342
Overseas Union Enterprise, Ltd.	95,100	86,284
Oxley Holdings, Ltd.	247,825	40,279
Pan-United Corp., Ltd.	53,750	11,586
Penguin International, Ltd.	64,333	28,704
Q&M Dental Group Singapore, Ltd.	41,800	14,861
QAF, Ltd.	74,167	50,873
Raffles Education Corp., Ltd. (a)	335,506	33,749
Raffles Medical Group, Ltd.	263,311	198,361
Rickmers Maritime (a) (b) (c)	110,000	0
Riverstone Holdings, Ltd.	108,000	91,430
Roxy-Pacific Holdings, Ltd.	94,325	24,946
SATS, Ltd. (a)	96,100	288,896
SBS Transit, Ltd.	25,600	59,103
Sembcorp Industries, Ltd.	257,100	332,963
Sembcorp Marine, Ltd. (a)	1,904,618	205,460
Sheng Siong Group, Ltd.	146,100	171,578
SHS Holdings, Ltd.	47,000	5,726
SIA Engineering Co., Ltd.	78,100	116,861
SIIC Environment Holdings, Ltd.	220,300	28,831
Sinarmas Land, Ltd.	618,500	96,112
Sing Holdings, Ltd.	82,000	22,657
Singapore Post, Ltd.	414,200	221,181
Singapore Press Holdings, Ltd.	360,400	308,925
Singapore Reinsurance Corp., Ltd.	1,000	223
Stamford Land Corp., Ltd.	278,000	69,363
StarHub, Ltd.	156,800	155,335
Straits Trading Co., Ltd.	6,800	10,541
Sunningdale Tech, Ltd.	41,100	47,798
Swiber Holdings, Ltd. (a) (b) (c)	117,749	1,818
Tuan Sing Holdings, Ltd.	178,329	42,540
UMS Holdings, Ltd.	116,250	95,377
United Industrial Corp., Ltd.	20,800	36,572
United Overseas Insurance, Ltd.	4,000	20,339
UOB-Kay Hian Holdings, Ltd.	147,832	158,868
Vicom, Ltd.	26,000	42,486

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
Wee Hur Holdings, Ltd.	85,000	$12,670
Wing Tai Holdings, Ltd.	148,821	219,854
XP Power, Ltd.	4,868	313,165
Yeo Hiap Seng, Ltd.	19,712	11,410

		8,936,296

South Africa—0.1%
Investec plc	38,328	99,090
Mediclinic International plc (a)	130,142	504,914

		604,004

Spain—2.2%
Acciona S.A.	7,805	1,118,848
Acerinox S.A.	66,512	734,718
Alantra Partners S.A.	6,139	99,801
Almirall S.A.	21,440	285,413
Amper S.A. (a)	224,339	52,339
Applus Services S.A. (a)	33,014	364,106
Atresmedia Corp. de Medios de Comunicacion S.A. (a)	31,355	110,746
Azkoyen S.A. (a)	3,142	19,122
Banco de Sabadell S.A.	305,601	134,545
Bankia S.A.	240,303	425,924
Bankinter S.A.	216,425	1,171,127
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cia de Distribucion Integral Logista Holdings S.A.	12,772	247,603
Cie Automotive S.A.	19,652	530,118
Construcciones y Auxiliar de Ferrocarriles S.A. (a)	5,880	282,112
Distribuidora Internacional de Alimentacion S.A. (a)	282,491	39,542
Ebro Foods S.A.	25,801	597,214
eDreams ODIGEO S.A. (a)	17,603	89,722
Elecnor S.A.	11,262	151,676
Enagas S.A.	49,655	1,090,344
Ence Energia y Celulosa S.A (a)	61,968	256,399
Ercros S.A.	49,619	130,371
Euskaltel S.A.	24,020	256,671
Faes Farma S.A.	110,586	470,978
Fluidra S.A.	16,366	419,001
Fomento de Construcciones y Contratas S.A.	12,041	129,542
Gestamp Automocion S.A.	18,173	87,677
Global Dominion Access S.A. (a) (d)	25,444	116,910
Grupo Catalana Occidente S.A.	21,287	758,408
Grupo Empresarial San Jose S.A.	8,320	45,579
Grupo Ezentis S.A. (a)	78,251	38,371
Iberpapel Gestion S.A.	1,128	23,744
Indra Sistemas S.A. (a)	42,149	359,801
Laboratorios Farmaceuticos Rovi S.A.	4,330	200,591
Liberbank S.A. (a)	410,152	126,453
Mapfre S.A. (d)	111,603	218,381
Mediaset Espana Comunicacion S.A. (a)	49,361	258,259
Melia Hotels International S.A. (a)	31,617	220,089
Miquel y Costas & Miquel S.A.	8,297	148,814
Neinor Homes S.A. (a)	3,397	45,278
Obrascon Huarte Lain S.A. (a)	35,775	26,914
Pharma Mar S.A.	5,428	471,654
Prim S.A.	3,013	35,709
Promotora de Informaciones S.A. - Class A (a)	83,921	91,488

Spain—(Continued)
Prosegur Cash S.A.	11,698	11,442
Prosegur Cia de Seguridad S.A.	54,905	163,618
Quabit Inmobiliaria S.A. (a)	21,835	9,218
Realia Business S.A. (a)	143,011	118,325
Sacyr S.A. (d)	127,061	312,739
Solaria Energia y Medio Ambiente S.A. (a)	19,439	561,609
Talgo S.A. (a)	22,161	111,506
Tecnicas Reunidas S.A. (a)	11,115	146,110
Tubacex S.A. (a)	32,455	54,349
Unicaja Banco S.A. (a)	100,145	87,578
Vidrala S.A.	6,883	799,015
Viscofan S.A.	12,944	919,429
Vocento S.A. (a)	18,128	20,430
Zardoya Otis S.A.	44,048	307,987

		16,105,457

Sweden—3.9%
AcadeMedia AB	21,250	219,474
Adapteo Oyj (a)	10,190	117,576
AddLife AB - Class B	6,428	112,486
AddNode Group AB (a)	7,307	253,785
AddTech AB - B Shares	69,731	923,240
AF AB - B Shares (a)	26,875	821,854
Ahlstrom-Munksjo Oyj	20,199	446,619
Alimak Group AB	10,425	165,931
Ambea AB (a)	4,741	37,499
Annehem Fastigheter AB (a)	7,859	30,232
Arise AB (a) (d)	4,852	23,881
Arjo AB - B Shares	87,000	664,332
Atrium Ljungberg AB - B Shares	13,611	286,623
Attendo AB (a)	28,610	154,290
Avanza Bank Holding AB	32,771	922,774
Beijer Alma AB (d)	16,105	256,318
Beijer Electronics Group AB (a)	7,843	38,789
Bergman & Beving AB - B Shares	12,796	152,962
Besqab AB	1,061	16,048
Betsson AB (a)	49,884	446,652
BHG Group AB (a)	13,680	297,092
Bilia AB - A Shares	31,057	382,533
BioGaia AB - B Shares (d)	5,052	329,734
Biotage AB (a)	20,199	341,857
Bonava AB - B Shares (a)	18,068	172,752
Bravida Holding AB	66,578	887,290
Bufab AB (a)	11,463	270,750
Bulten AB (a)	6,239	67,410
Bure Equity AB	18,672	668,676
Byggmax Group AB (a)	18,326	114,094
Catena AB	7,656	358,428
CDON AB (a)	811	25,333
Cellavision AB (a)	1,033	38,485
Clas Ohlson AB - B Shares (a)	15,608	149,175
Cloetta AB - B Shares	103,074	307,065
Coor Service Management Holding AB (a)	24,209	212,967
Corem Property Group AB - B Shares	27,589	62,989
Dios Fastigheter AB (a)	39,686	370,363
Dometic Group AB (a)	9,555	126,417

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Doro AB (a)	3,391	$19,243
Duni AB (a)	13,288	173,984
Dustin Group AB	18,741	145,704
Eastnine AB	7,088	107,697
Elanders AB - B Shares (a)	1,453	21,123
Electrolux Professional AB - Class B (a)	42,587	241,769
Elos Medtech AB (a)	1,084	14,226
Eltel AB (a)	18,428	50,406
Enea AB (a)	4,082	94,112
Eolus Vind AB - B Shares	935	26,895
eWork Group AB (a)	2,864	28,115
Fagerhult AB (a) (d)	19,392	107,206
FastPartner AB	10,644	125,472
Fingerprint Cards AB - Class B (a) (d)	28,890	61,113
Garo AB (a)	308	23,770
GHP Specialty Care AB (a)	7,172	22,893
Granges AB (a)	31,689	385,978
Haldex AB (a) (d)	16,480	87,554
Heba Fastighets AB	9,527	132,527
HMS Networks AB (a)	5,072	160,265
Hoist Finance AB (a)	12,983	57,506
Humana AB (a)	6,890	49,347
Instalco AB	2,779	84,696
Inwido AB (a)	16,291	237,584
ITAB Shop Concept AB - Class B (a)	1,944	4,310
JM AB	24,527	865,734
Klovern AB - B Shares (d)	227,952	430,635
Know It AB (a)	7,992	302,522
Kungsleden AB	67,825	742,467
Lagercrantz Group AB - B Shares	64,002	591,060
LeoVegas AB	5,910	25,052
Lime Technologies AB	808	39,990
Lindab International AB	35,369	732,240
Loomis AB	10,435	286,688
Medicover AB - B Shares (a)	3,529	70,468
Medivir AB - B Shares (a) (d)	10,470	10,579
Mekonomen AB (a)	11,543	127,779
MIPS AB	5,364	335,615
Modern Times Group MTG AB - B Shares (a) (d)	17,267	309,537
Momentum Group AB - Class B (a)	10,335	178,323
Mycronic AB (d)	20,425	608,997
NCC AB - B Shares	9,329	170,392
Nederman Holding AB (a)	7,692	131,813
Nelly Group AB (a)	2,434	10,456
Net Insight AB - Class B (a)	74,697	14,343
New Wave Group AB - B Shares (a)	19,643	130,065
Nobia AB (a)	40,224	321,807
Nobina AB (a)	37,291	311,464
Nolato AB - B Shares (a)	6,428	649,955
Nordic Entertainment Group AB (a)	8,044	449,280
Nordic Waterproofing Holding AB (a)	3,742	74,640
NP3 Fastigheter AB	11,449	168,926
Nyfosa AB (a)	71,488	711,796
OEM International AB - B Shares (a)	3,800	141,748
Pandox AB (a)	7,175	126,502
Peab AB (a)	39,299	428,000
Platzer Fastigheter Holding AB - Class B	15,422	201,310

Sweden—(Continued)
Pricer AB - B Shares	32,212	150,932
Proact IT Group AB (d)	2,832	93,985
Qliro AB (a)	2,434	11,065
Ratos AB - B Shares	61,820	288,940
RaySearch Laboratories AB (a)	7,859	79,196
Recipharm AB - B Shares (a)	17,201	459,819
Rottneros AB (a)	26,936	26,598
SAS AB (a) (d)	752,310	167,387
Scandi Standard AB (a) (d)	18,069	150,406
Scandic Hotels Group AB (a)	9,545	40,342
Sectra AB - B Shares (a)	7,532	671,253
Semcon AB (a)	5,540	53,187
Sensys Gatso Group AB (a)	223,283	45,223
SkiStar AB (a)	17,077	220,704
SSAB AB - A Shares (a) (d)	29,332	104,802
SSAB AB - B Shares (a) (d)	57,929	184,840
Systemair AB (a)	5,643	176,861
Tethys Oil AB (a)	2,076	12,408
Thule Group AB (a)	8,727	326,178
Troax Group AB	12,541	292,944
VBG Group AB - B Shares (a)	1,912	35,888
Vitec Software Group AB - B Shares	1,425	59,053
Wihlborgs Fastigheter AB	40,420	912,682

		28,003,146

Switzerland—6.4%
Aevis Victoria S.A. (a)	892	12,591
Allreal Holding AG	5,247	1,205,835
ALSO Holding AG (a)	2,164	618,177
APG SGA S.A. (a)	468	104,506
Arbonia AG (a)	14,726	235,395
Aryzta AG (a)	230,151	177,014
Ascom Holding AG (a)	3,201	47,334
Autoneum Holding AG (a)	1,187	215,679
Bachem Holding AG - Class B	1,138	505,743
Baloise Holding AG	2,483	443,457
Banque Cantonale de Geneve	750	134,799
Banque Cantonale Vaudoise	5,225	568,175
Belimo Holding AG	128	1,111,760
Bell Food Group AG	880	236,615
Bellevue Group AG	3,322	115,565
Berner Kantonalbank AG	1,950	502,241
BKW AG	6,201	696,087
Bobst Group S.A.	3,898	235,265
Bossard Holding AG - Class A	2,139	431,890
Bucher Industries AG	2,604	1,189,045
Burckhardt Compression Holding AG	610	212,235
Burkhalter Holding AG	1,499	111,942
Calida Holding AG (a)	2,002	72,179
Carlo Gavazzi Holding AG (a)	124	25,421
Cembra Money Bank AG	9,715	1,181,442
Cicor Technologies, Ltd. (a) (d)	644	33,818
Cie Financiere Tradition S.A.	606	75,348
Clariant AG	65,965	1,401,523
Coltene Holding AG (a)	1,646	159,887
Comet Holding AG	278	62,219

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Conzzeta AG	471	$579,617
Daetwyler Holding AG	420	122,194
DKSH Holding AG	13,415	1,003,097
dormakaba Holding AG (d)	835	473,803
Dufry AG (a)	14,412	897,300
EDAG Engineering Group AG (a)	3,171	34,982
EFG International AG (a) (d)	32,496	214,261
Emmi AG	657	676,302
Energiedienst Holding AG	5,021	159,735
Evolva Holding S.A. (a)	84,327	19,130
Feintool International Holding AG (a)	588	37,127
Fenix Outdoor International AG (a)	1,091	136,045
Ferrexpo plc	110,230	426,690
Flughafen Zurich AG (a)	5,491	971,253
Forbo Holding AG	370	635,415
Fundamenta Real Estate AG (a)	1,968	40,456
Galenica AG	13,396	892,414
GAM Holding AG (a)	68,723	167,881
Georg Fischer AG	1,339	1,723,248
Gurit Holding AG	164	460,911
Helvetia Holding AG	10,528	1,115,631
Hiag Immobilien Holding AG (a)	1,881	232,783
Highlight Communications AG (a)	7,829	38,644
HOCHDORF Holding AG (a) (d)	174	12,447
Huber & Suhner AG	5,610	443,821
Hypothekarbank Lenzburg AG	3	14,357
Implenia AG (d)	5,979	162,291
Ina Invest Holding AG (a) (d)	1,388	30,598
Inficon Holding AG	501	457,018
Interroll Holding AG	226	687,801
Intershop Holding AG	466	323,676
Investis Holding S.A.	322	33,164
IWG plc (a)	206,169	968,687
Jungfraubahn Holding AG (a)	890	137,891
Kardex Holding AG	2,137	467,000
Komax Holding AG (a) (d)	1,069	212,792
Kudelski S.A.	13,221	51,482
Landis & Gyr Group AG (a)	3,525	276,187
Lastminute.com NV (a)	1,492	43,841
LEM Holding S.A.	166	324,013
Luzerner Kantonalbank AG (a) (d)	1,452	657,557
Meier Tobler Group AG (a)	1,744	24,510
Metall Zug AG - B Shares	78	132,169
Mikron Holding AG (a)	2,145	13,096
Mobilezone Holding AG	13,629	155,122
Mobimo Holding AG (a)	2,761	892,978
OC Oerlikon Corp. AG	68,290	708,294
Orascom Development Holding AG (a)	5,250	54,755
Orell Fuessli Holding AG	428	51,640
Orior AG	1,947	165,798
Phoenix Mecano AG	274	143,748
Plazza AG - Class A	559	191,381
PSP Swiss Property AG	14,991	2,004,611
Resurs Holding AB (a)	27,086	148,082
Rieter Holding AG	1,344	146,132
Romande Energie Holding S.A.	111	141,744
Schaffner Holding AG	238	54,800

Switzerland—(Continued)
Schmolz & Bickenbach AG (a) (d)	161,565	42,550
Schweiter Technologies AG	396	654,784
Schweizerische Nationalbank	5	26,425
Sensirion Holding AG (a)	553	35,772
SFS Group AG	5,311	629,632
Siegfried Holding AG (a)	1,485	1,092,070
SIG Combibloc Group AG (a)	52,846	1,223,870
St. Galler Kantonalbank AG	1,123	527,288
Sulzer AG	5,258	549,464
Swiss Prime Site AG	10,135	996,398
Swissquote Group Holding S.A.	3,768	366,123
Tecan Group AG	463	227,350
TX Group AG	1,079	86,324
U-Blox Holding AG (a) (d)	3,063	203,526
V-ZUG Holding AG (a)	780	77,680
Valiant Holding AG	5,102	500,501
Valora Holding AG (a)	1,467	287,932
VAT Group AG (a)	8,890	2,215,758
Vaudoise Assurances Holding S.A.	423	226,973
Vetropack Holding AG (a)	4,400	296,655
Von Roll Holding AG (a)	16,704	15,019
Vontobel Holding AG	11,290	888,960
VZ Holding AG	4,180	381,699
Walliser Kantonalbank	1,345	159,534
Warteck Invest AG	53	142,496
Ypsomed Holding AG	621	103,958
Zehnder Group AG	4,202	280,358
Zug Estates Holding AG - B Shares	83	190,055
Zuger Kantonalbank AG	59	426,050

		46,370,793

Taiwan—0.0%
FIT Hon Teng, Ltd. (a)	80,000	27,894

United Arab Emirates—0.0%
Lamprell plc (a) (d)	100,553	68,781

United Kingdom—13.5%
4d pharma plc (a)	6,480	11,382
4imprint Group plc (a)	8,120	285,875
888 Holdings plc	95,449	373,534
A.G. Barr plc (a)	37,128	263,535
AA plc (a)	210,707	97,062
Advanced Medical Solutions Group plc	10,237	33,904
Afren plc (a) (b) (c)	251,096	0
Aggreko plc	73,028	625,662
Air Partner plc	4,960	4,963
AJ Bell plc	46,708	277,190
Alliance Pharma plc	75,826	90,814
Anglo Pacific Group plc	51,447	89,900
Anglo-Eastern Plantations plc	5,782	46,021
Appreciate Group plc (a)	23,099	9,999
Arrow Global Group plc (a)	59,836	167,359
Ascential plc (a)	72,149	380,336
Ashmore Group plc	97,994	578,391
ASOS plc (a)	3,151	206,463

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Avon Rubber plc	10,923	$473,081
Babcock International Group plc (a)	185,613	713,071
Balfour Beatty plc (a)	245,206	907,101
Beazley plc	163,069	808,583
Begbies Traynor Group plc	20,686	26,314
Bellway plc	33,282	1,346,926
Biffa plc (a)	40,575	126,793
Bloomsbury Publishing plc	31,296	127,088
Bodycote plc	75,260	772,633
boohoo Group plc (a)	20,160	95,064
Braemar Shipping Services plc (a)	7,120	15,091
Brewin Dolphin Holdings plc	103,859	435,926
Britvic plc	73,257	813,863
Cairn Energy plc (a)	248,463	714,860
Capita plc (a)	186,764	100,242
Card Factory plc (a)	103,756	60,664
CareTech Holdings plc	13,900	99,140
Carr’s Group plc	19,239	33,942
Castings plc	2,870	14,514
Centaur Media plc (a)	92,526	37,959
Central Asia Metals plc	20,359	66,975
Centrica plc (a)	698,725	445,719
Chemring Group plc	109,692	427,468
Chesnara plc	61,754	251,744
Cineworld Group plc (a) (d)	206,628	179,137
City of London Investment Group plc	6,851	41,029
Clarkson plc	8,219	303,618
Clinigen Group plc	30,848	284,745
Clipper Logistics plc	11,008	86,205
Close Brothers Group plc	55,771	1,054,590
CLS Holdings plc	60,694	185,848
CMC Markets plc	42,124	225,325
Coats Group plc (a)	183,272	169,670
Computacenter plc	29,696	995,322
Concentric AB	11,928	266,009
ContourGlobal plc	20,383	59,964
ConvaTec Group plc	96,765	262,793
Costain Group plc (a)	35,950	29,105
Countryside Properties plc (a)	139,641	896,732
Cranswick plc	17,015	819,345
Crest Nicholson Holdings plc (a)	83,456	372,581
CVS Group plc (a)	14,319	294,191
Daily Mail & General Trust plc	55,038	560,965
Dart Group plc (a)	22,038	427,333
De La Rue plc (a)	52,440	121,210
Devro plc	61,396	129,006
DFS Furniture plc (a)	43,792	131,976
Dialight plc (a)	5,140	18,221
Dialog Semiconductor plc (a)	25,587	1,397,236
Dignity plc (a)	19,579	169,911
Diploma plc	37,339	1,120,402
DiscoverIE Group plc	22,813	210,045
Dixons Carphone plc (a)	250,394	398,835
Domino’s Pizza Group plc	155,206	671,178
dotdigital group plc	4,262	9,331
Drax Group plc	166,248	855,527
Dunelm Group plc (a)	32,077	532,489

United Kingdom—(Continued)
easyJet plc	13,472	153,679
EKF Diagnostics Holdings plc	38,020	37,468
Electrocomponents plc	124,311	1,481,159
Elementis plc (a)	202,330	316,768
EMIS Group plc	13,707	202,781
EnQuest plc (a)	664,241	101,882
Epwin Group plc (a)	14,369	18,069
Equiniti Group plc (a)	114,179	172,500
Essentra plc (a)	94,236	395,068
Euromoney Institutional Investor plc	32,940	477,138
FDM Group Holdings plc	18,975	292,180
Fevertree Drinks plc	30,818	1,067,236
Firstgroup plc (a)	445,353	444,482
Flex LNG, Ltd.	8,311	72,829
Flowtech Fluidpower plc (a)	6,703	8,508
Forterra plc (a)	58,426	195,681
Foxtons Group plc (a)	74,860	56,342
Frasers Group PLC (a)	60,772	371,924
Frontier Developments plc (a)	1,358	57,244
Fuller Smith & Turner plc - Class A	9,279	88,763
FW Thorpe plc	6,310	29,776
G4S plc (a)	457,128	1,586,608
Galliford Try Holdings plc (a)	49,848	84,253
Games Workshop Group plc	10,245	1,567,765
Gamesys Group plc	20,218	316,125
Gamma Communications plc	10,934	245,992
Gem Diamonds, Ltd. (a)	44,142	24,749
Genel Energy plc	14,530	28,713
Genus plc	2,224	127,777
Georgia Capital plc (a)	7,105	52,296
Go-Ahead Group plc (The) (a)	16,563	223,038
Gocompare.Com Group plc	86,389	151,785
Gooch & Housego plc	2,212	35,630
Goodwin plc	188	7,848
Grafton Group plc (a)	81,709	1,031,334
Grainger plc	223,427	867,165
Greggs plc (a)	29,345	719,079
Gulf Keystone Petroleum, Ltd. (a)	64,377	107,814
Gym Group plc (The) (a)	49,004	145,755
H&T Group plc	1,027	3,618
Halfords Group plc (a)	89,687	327,297
Hays plc (a)	520,261	1,018,199
Headlam Group plc (a)	38,893	190,335
Helical plc	47,664	242,293
Henry Boot plc	14,477	50,561
Hill & Smith Holdings plc	27,879	538,416
Hilton Food Group plc	19,243	293,349
Hiscox, Ltd. (a)	67,088	924,970
Hollywood Bowl Group plc (d)	35,798	100,178
HomeServe plc	4,134	57,993
Howden Joinery Group plc (a)	58,980	556,946
Hunting plc	52,837	161,341
Hurricane Energy plc (a) (d)	60,919	2,059
Hyve Group plc	76,414	118,245
Ibstock plc (a)	123,730	349,664
IDOX plc (a)	75,537	52,044
IG Group Holdings plc	118,477	1,397,209

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
IMI plc	88,694	$1,420,243
Impax Asset Management Group plc (d)	2,534	24,087
Inchcape plc (a)	140,532	1,237,958
Indivior plc (a)	209,003	312,730
IntegraFin Holdings plc	46,352	351,501
Intermediate Capital Group plc	2,187	51,680
International Personal Finance plc (a)	79,366	87,898
iomart Group plc	16,833	73,608
IP Group plc (a)	225,731	306,178
ITV plc (a)	78,003	114,027
J.D. Wetherspoon plc (a)	28,414	434,054
James Fisher & Sons plc	19,636	254,547
James Halstead plc	5,839	38,905
John Laing Group plc	135,924	617,503
John Menzies plc (a)	23,155	83,186
John Wood Group plc (a)	195,202	828,747
Johnson Service Group plc (a)	61,047	116,483
Joules Group plc (a) (d)	4,111	9,569
Jupiter Fund Management plc	162,494	623,856
Just Group plc (a)	202,647	194,561
Kainos Group plc	20,314	337,773
Keller Group plc	27,591	263,049
Kier Group plc (a)	50,507	53,329
Kin & Carta plc (a)	66,431	129,064
Lancashire Holdings, Ltd.	72,054	721,810
Liontrust Asset Management plc	8,184	146,508
Lookers plc (a) (b) (c)	131,372	28,295
LSL Property Services plc (a)	25,826	102,745
Luceco plc	31,684	110,670
M&C Saatchi plc (a)	3,677	4,204
Man Group plc	513,096	974,006
Marks & Spencer Group plc (a)	197,951	369,668
Marshalls plc (a)	70,460	722,086
Marston’s plc (a)	258,409	268,057
McBride plc (a)	63,975	71,699
McCarthy & Stone plc (a)	95,429	156,229
Mears Group plc (a) (d)	41,542	87,643
Meggitt plc (a)	112,498	718,740
Metro Bank plc (a) (d)	2,816	5,346
Midwich Group plc (a)	2,103	14,312
Mitchells & Butlers plc (a)	81,639	269,949
Mitie Group plc (a) (d)	406,977	228,280
MJ Gleeson plc (a)	13,112	139,476
Moneysupermarket.com Group plc	146,027	520,685
Morgan Advanced Materials plc	102,582	436,621
Morgan Sindall Group plc	15,381	319,899
Morses Club plc	6,380	4,287
Mortgage Advice Bureau Holdings, Ltd.	6,665	78,918
Mothercare plc (a)	39,446	6,175
Motorpoint group plc (a)	14,323	56,130
N Brown Group plc (d)	73,957	61,208
N Brown Group plc (a)	45,195	2,175
Naked Wines plc (a) (d)	10,364	94,743
National Express Group plc (a)	200,733	652,289
NCC Group plc	88,729	306,402
Next Fifteen Communications Group plc (a)	7,460	53,325
Norcros plc (a)	11,343	31,251

United Kingdom—(Continued)
Numis Corp. plc	16,141	74,454
On the Beach Group plc	36,264	185,126
OSB Group plc (a)	62,111	359,792
Oxford Instruments plc (a)	18,083	490,217
Pagegroup plc (a)	107,838	660,493
Pan African Resources plc	368,191	117,492
Paragon Banking Group plc	94,115	630,797
Parkmead Group plc (The) (a)	28,991	15,325
PayPoint plc	20,570	183,511
Pendragon plc (a)	345,188	61,518
Petrofac, Ltd. (a) (d)	76,214	143,964
Pets at Home Group plc	183,081	1,041,734
Pharos Energy plc (a)	50,968	12,965
Photo-Me International plc (a)	89,030	59,393
Playtech plc (a)	90,374	497,644
Polar Capital Holdings plc	16,568	158,571
Polypipe Group plc (a)	74,214	609,984
Porvair plc	8,570	62,047
PPHE Hotel Group, Ltd. (a)	3,290	61,752
Premier Foods plc (a)	334,879	459,238
Premier Oil plc (a) (d)	245,706	65,989
Provident Financial plc (a)	22,978	97,187
PZ Cussons plc	88,401	278,389
QinetiQ Group plc	191,494	842,024
Quilter plc	627,813	1,320,054
Rank Group plc (d)	54,017	102,024
Rathbone Brothers plc	17,130	361,064
Redde Northgate plc	57,053	205,852
Redrow plc (a)	96,072	752,889
Renew Holdings plc	8,917	68,059
Renewi plc (a)	255,414	142,864
Renishaw plc (a)	8,223	647,653
Renold plc (a)	238	41
Restaurant Group plc (The) (a)	63,338	55,869
Ricardo plc	13,452	63,478
River & Mercantile Group plc	112	264
RM plc (a)	43,283	129,904
Robert Walters plc	16,356	105,562
Rotork plc	271,371	1,187,579
Royal Mail plc (a)	274,625	1,269,283
RPS Group plc (a) (d)	100,537	96,300
RWS Holdings plc	47,714	349,639
S&U plc	755	23,342
Sabre Insurance Group plc	44,771	170,119
Saga plc (a)	8,514	29,779
Savills plc (a)	51,014	662,408
Scapa Group plc (a) (d)	15,602	39,456
Secure Trust Bank plc (a)	458	5,476
Senior plc (a)	166,890	203,791
Serco Group plc (a)	51,037	83,466
Severfield plc	100,890	96,378
SIG plc (a)	307,827	132,663
Signature Aviation plc (a)	285,136	1,499,555
Smart Metering Systems plc	19,388	188,572
Softcat plc	30,587	573,510
Spectris plc	36,742	1,417,204
Speedy Hire plc (a)	205,988	200,602

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Spire Healthcare Group plc (a)	58,762	$125,573
Spirent Communications plc	190,213	685,422
Sportech plc (a)	20,264	7,621
SSP Group plc	125,662	570,678
St. Modwen Properties plc	84,641	459,836
Stagecoach Group plc	144,489	146,274
SThree plc (a)	44,887	183,105
Stobart Group, Ltd. (a)	91,143	32,455
Stock Spirits Group plc	46,758	171,903
Studio Retail Group plc (a)	17,439	69,500
STV Group plc (a)	7,194	29,796
Subsea 7 S.A. (a)	13,061	133,775
Superdry plc (a)	18,185	61,328
Synthomer plc	116,551	717,108
T. Clarke plc	15,381	20,585
TalkTalk Telecom Group plc	231,657	311,812
Tate & Lyle plc	140,792	1,299,645
TBC Bank Group plc (a)	2,170	37,131
Ted Baker plc (a)	15,673	24,649
Telecom Plus plc	18,238	357,058
Telit Communications plc (a)	33,381	89,379
TEN Entertainment Group plc (a)	2,917	7,944
Topps Tiles plc (a)	61,961	48,799
TORM plc	12,781	93,820
TP ICAP plc	208,144	680,510
Travis Perkins plc (a)	85,129	1,570,641
Trifast plc	20,432	42,749
Trinity Mirror plc (a)	164,437	320,222
TT electronics plc (a)	73,027	204,792
Tyman plc (a) (d)	8,110	38,737
U & I Group plc (a)	54,856	46,280
Ultra Electronics Holdings plc	23,816	675,214
Urban & Civic plc	5,030	23,664
Vectura Group plc (a)	226,500	389,058
Vertu Motors plc (a)	35,216	15,804
Vesuvius plc	97,427	715,267
Victrex plc	28,088	901,936
Virgin Money UK plc (a)	190,655	356,126
Vistry Group plc (a)	83,549	1,060,891
Vitec Group plc (The) (a)	10,351	129,780
Vivo Energy plc	14,996	17,339
Volex plc	20,438	85,835
Volution Group plc (a) (d)	28,840	110,057
Vp plc	4,147	44,746
Watkin Jones plc	36,280	90,853
Weir Group plc (The) (a)	48,164	1,311,911
WH Smith plc	35,182	727,263
William Hill plc (a)	315,264	1,163,468
Wincanton plc	44,811	156,183
Xaar plc (a)	18,088	44,178
Zotefoams plc (d)	7,268	37,730

		97,216,047

United States—0.5%
Argonaut Gold, Inc. (a)	76,431	164,523
Arko Corp. (a)	9,286	79,586

United States—(Continued)
Burford Capital, Ltd. (a)	26,502	257,848
Diversified Gas & Oil plc	40,437	62,520
Energy Fuels, Inc. (a) (d)	19,715	83,637
Golden Star Resources, Ltd. (a)	28,192	104,316
Ormat Technologies, Inc.	1	51
Ovintiv, Inc.	17,300	248,580
PureTech Health plc (a)	41,874	230,409
REC Silicon ASA (a)	64,361	120,833
Reliance Worldwide Corp., Ltd.	199,557	623,724
Samsonite International S.A. (a)	326,100	579,384
Sims, Ltd.	81,887	850,314
TI Fluid Systems plc (a)	7,903	26,429
Trellus Health, Ltd.	2,340	0
Varia US Properties AG (d)	1,203	53,529
Viemed Healthcare, Inc. (a)	3,244	25,173

		3,510,856

Total Common Stocks (Cost $602,213,658)		715,399,305

Preferred Stocks—0.4%

Germany—0.4%
Biotest AG	5,357	183,900
Draegerwerk AG & Co. KGaA	3,031	232,759
FUCHS Petrolub SE	17,122	971,939
Jungheinrich AG	17,481	780,564
Sixt SE	4,716	330,813
Sto SE & Co. KGaA	618	97,709
Villeroy & Boch AG	505	8,858

Total Preferred Stocks (Cost $1,853,825)		2,606,542

Rights—0.0%

Australia—0.0%
Centrebet International, Ltd. (Litigation Units) (a)	9,600	0

Austria—0.0%
Intercell AG (a) (b) (c)	24,163	0

Canada—0.0%
Pan American Silver Corp., Expires 02/22/29 (a) (b) (c)	78,950	65,134

Hong Kong—0.0%
Fortune Oil CVR (a) (b) (c)	575,627	0

Spain—0.0%
FAES Farma S.A. (a) (d)	110,586	22,427

Total Rights (Cost $43,150)		87,561

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

Warrant—0.0%

Security Description	Shares/ Principal Amount*	Value

France—0.0%
Technicolor S.A. (a) (d)	3,270	$1,035

Luxembourg—0.0%
First Sponsor Group, Ltd. (a)	2,372	413

Singapore—0.0%
Ezion Holdings, Ltd., Expires 04/16/23 (a)	309,737	0

Total Warrants (Cost $0)		1,448

Securities Lending Reinvestments (e)—2.1%

Repurchase Agreements—1.5%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $2,400,067; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $2,665,317.	2,400,000	2,400,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $1,580,823; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $1,612,431.	1,580,814	1,580,814
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $100,001; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $102,000.	100,000	100,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $80,345; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $81,950.	80,343	80,343
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $100,004; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $111,115.	100,000	100,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $72,310; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $73,785.	72,309	72,309
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $1,600,037; collateralized by various Common Stock with an aggregate market value of $1,777,799.	1,600,000	1,600,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,200,027; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,331,276.	1,200,000	1,200,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,100,052; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 08/15/49, and various Common Stock with an aggregate market value of $1,220,336.	1,100,000	1,100,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $300,015; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $332,767.	300,000	300,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $1,300,026; collateralized by various Common Stock with an aggregate market value of $1,444,690.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,000,022; collateralized by various Common Stock with an aggregate market value of $1,111,300.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $100,004; collateralized by various Common Stock with an aggregate market value of $111,130.	100,000	100,000

		10,933,466

Mutual Funds—0.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (f)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (f)	2,000,000	2,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $14,933,466)		14,933,466

Total Investments—101.7% (Cost $619,044,099)		733,028,322
Other assets and liabilities (net)—(1.7)%		(12,066,155)

Net Assets—100.0%		$720,962,167

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2020

(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent less than 0.05% of net assets.
(d)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $23,751,205 and the collateral received consisted of cash in the amount of $14,857,067 and non-cash collateral with a value of $10,358,809. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Ten Largest Industries as of December 31, 2020 (Unaudited)	% of Net Assets
Machinery	7.1
Metals & Mining	6.2
Real Estate Management & Development	5.2
Banks	4.3
Chemicals	3.6
Capital Markets	3.5
Food Products	3.1
Trading Companies & Distributors	2.9
Electronic Equipment, Instruments & Components	2.9
Construction & Engineering	2.9

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$452,055	$50,539,046	$89,528	$51,080,629
Austria	—	12,694,085	—	12,694,085
Belgium	—	9,951,306	—	9,951,306
Cambodia	—	62,960	—	62,960
Canada	74,025,654	5,774	0	74,031,428
China	176,678	1,451,344	—	1,628,022
Colombia	21,065	—	—	21,065
Denmark	—	17,807,960	—	17,807,960
Faeroe Islands	—	15,667	—	15,667
Finland	—	19,505,606	—	19,505,606
France	—	26,534,853	2,823	26,537,676
Georgia	—	245,334	—	245,334
Germany	327,063	46,592,371	—	46,919,434
Ghana	—	195,694	—	195,694
Greenland	—	13,559	—	13,559
Guernsey, Channel Islands	—	44,435	—	44,435
Hong Kong	743,329	14,548,275	54,129	15,345,733
India	—	149,731	—	149,731
Ireland	—	3,011,763	—	3,011,763
Isle of Man	—	106,939	—	106,939
Israel	—	10,474,978	41,141	10,516,119
Italy	—	24,347,739	54	24,347,793
Japan	—	158,155,659	—	158,155,659
Jersey, Channel Islands	—	734,885	—	734,885
Kazakhstan	—	839,843	—	839,843

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Liechtenstein	$—	$342,565	$—	$342,565
Luxembourg	—	1,447,853	—	1,447,853
Macau	—	129,243	—	129,243
Malta	—	601,169	—	601,169
Monaco	875,988	—	—	875,988
Mongolia	150,216	—	—	150,216
Netherlands	54,356	22,485,305	0	22,539,661
New Zealand	—	4,580,533	—	4,580,533
Norway	208,712	7,101,062	—	7,309,774
Peru	—	273,617	—	273,617
Philippines	—	11,539	—	11,539
Portugal	—	1,934,414	0	1,934,414
Russia	—	396,134	—	396,134
Singapore	136,916	8,730,932	68,448	8,936,296
South Africa	—	604,004	—	604,004
Spain	—	16,105,457	0	16,105,457
Sweden	55,565	27,947,581	—	28,003,146
Switzerland	—	46,370,793	—	46,370,793
Taiwan	—	27,894	—	27,894
United Arab Emirates	—	68,781	—	68,781
United Kingdom	401,955	96,785,797	28,295	97,216,047
United States	626,229	2,884,627	—	3,510,856
Total Common Stocks	78,255,781	636,859,106	284,418	715,399,305
Total Preferred Stocks*	—	2,606,542	—	2,606,542
Rights
Australia	—	0	—	0
Austria	—	—	0	0
Canada	—	—	65,134	65,134
Hong Kong	—	—	0	0
Spain	—	22,427	—	22,427
Total Rights	—	22,427	65,134	87,561
Warrant
France	1,035	—	—	1,035
Luxembourg	413	—	—	413
Singapore	—	0	—	0
Total Warrants	1,448	0	—	1,448
Securities Lending Reinvestments
Repurchase Agreements	—	10,933,466	—	10,933,466
Mutual Funds	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	10,933,466	—	14,933,466
Total Investments	$82,257,229	$650,421,541	$349,552	$733,028,322

Collateral for Securities Loaned (Liability)	$—	$(14,857,067)	$—	$(14,857,067)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

During the year ended December 31, 2020, a transfer from Level 2 to Level 3 in the amount of $72,314 and transfers from Level 1 to Level 3 in the amount of $332,479 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

During the year ended December 31, 2020, a transfer from Level 3 to Level 2 in the amount of $800 was due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$733,028,322
Cash denominated in foreign currencies (c)	689,054
Receivable for:
Investments sold	3,455,174
Fund shares sold	113
Dividends	1,279,451
Prepaid expenses	1,991

Total Assets	738,454,105
Liabilities
Due to custodian	1,164,817
Collateral for securities loaned	14,857,067
Payables for:
Fund shares redeemed	514,322
Accrued Expenses:
Management fees	480,821
Distribution and service fees	17,643
Deferred trustees’ fees	162,357
Other expenses	294,911

Total Liabilities	17,491,938

Net Assets	$720,962,167

Net Assets Consist of:
Paid in surplus	$572,312,133
Distributable earnings (Accumulated losses)	148,650,034

Net Assets	$720,962,167

Net Assets
Class A	$635,955,829
Class B	85,006,338
Capital Shares Outstanding*
Class A	51,152,162
Class B	6,891,823
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.43
Class B	12.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $619,044,099.
(b)	Includes securities loaned at value of $23,751,205.
(c)	Identified cost of cash denominated in foreign currencies was $683,002.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$12,632,105
Non-cash dividends	1,607,075
Interest	85,747
Securities lending income	574,256

Total investment income	14,899,183
Expenses
Management fees	4,999,875
Administration fees	37,292
Custodian and accounting fees	479,399
Distribution and service fees—Class B	185,427
Audit and tax services	70,325
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	42,513
Insurance	4,482
Miscellaneous	97,293

Total expenses	6,016,576
Less management fee waiver	(50,000)

Net expenses	5,966,576

Net Investment Income	8,932,607

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	37,701,031
Futures contracts	377,769
Foreign currency transactions	(21,706)

Net realized gain	38,057,094

Net change in unrealized appreciation on:
Investments	21,035,180
Foreign currency transactions	41,991

Net change in unrealized appreciation	21,077,171

Net realized and unrealized gain	59,134,265

Net Increase in Net Assets From Operations	$68,066,872

(a)	Net of foreign withholding taxes of $1,345,031.

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,932,607	$12,119,769
Net realized gain	38,057,094	25,947,680
Net change in unrealized appreciation	21,077,171	94,104,049

Increase in net assets from operations	68,066,872	132,171,498

From Distributions to Shareholders
Class A	(36,109,110)	(57,110,318)
Class B	(4,767,249)	(8,215,822)

Total distributions	(40,876,359)	(65,326,140)

Increase in net assets from capital share transactions	14,542,384	42,034,024

Total increase in net assets	41,732,897	108,879,382

Net Assets
Beginning of period	679,229,270	570,349,888

End of period	$720,962,167	$679,229,270

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	3,344,502	$31,375,266	891,686	$9,970,283
Reinvestments	3,757,452	36,109,110	5,249,110	57,110,318
Redemptions	(4,612,457)	(50,966,515)	(2,237,568)	(26,299,966)

Net increase	2,489,497	$16,517,861	3,903,228	$40,780,635

Class B
Sales	889,611	$8,396,040	569,479	$6,460,240
Reinvestments	499,188	4,767,249	760,021	8,215,822
Redemptions	(1,450,502)	(15,138,766)	(1,170,109)	(13,422,673)

Net increase (decrease)	(61,703)	$(1,975,477)	159,391	$1,253,389

Increase derived from capital shares transactions		$14,542,384		$42,034,024

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.22	$11.07	$15.32	$12.57	$12.97

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.22	0.23	0.22	0.28	(b)
Net realized and unrealized gain (loss)	0.75	2.20	(3.05)	3.52	0.44

Total income (loss) from investment operations	0.91	2.42	(2.82)	3.74	0.72

Less Distributions
Distributions from net investment income	(0.29)	(0.16)	(0.40)	(0.32)	(0.29)
Distributions from net realized capital gains	(0.41)	(1.11)	(1.03)	(0.67)	(0.83)

Total distributions	(0.70)	(1.27)	(1.43)	(0.99)	(1.12)

Net Asset Value, End of Period	$12.43	$12.22	$11.07	$15.32	$12.57

Total Return (%) (c)	9.12	23.30	(20.37)	30.82	6.00	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.95	0.93	0.92	0.93
Net ratio of expenses to average net assets (%) (e)	0.93	0.94	0.92	0.91	0.92
Ratio of net investment income to average net assets (%)	1.47	1.95	1.64	1.56	2.26	(b)
Portfolio turnover rate (%)	18	14	16	5	8
Net assets, end of period (in millions)	$636.0	$594.9	$495.7	$647.6	$585.6

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.13	$10.99	$15.22	$12.50	$12.89

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.19	0.19	0.18	0.25	(b)
Net realized and unrealized gain (loss)	0.74	2.19	(3.02)	3.50	0.44

Total income (loss) from investment operations	0.87	2.38	(2.83)	3.68	0.69

Less Distributions
Distributions from net investment income	(0.26)	(0.13)	(0.37)	(0.29)	(0.25)
Distributions from net realized capital gains	(0.41)	(1.11)	(1.03)	(0.67)	(0.83)

Total distributions	(0.67)	(1.24)	(1.40)	(0.96)	(1.08)

Net Asset Value, End of Period	$12.33	$12.13	$10.99	$15.22	$12.50

Total Return (%) (c)	8.79	23.03	(20.56)	30.45	5.83	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.19	1.20	1.18	1.17	1.18
Net ratio of expenses to average net assets (%) (e)	1.18	1.19	1.17	1.16	1.17
Ratio of net investment income to average net assets (%)	1.23	1.70	1.39	1.29	2.01	(b)
Portfolio turnover rate (%)	18	14	16	5	8
Net assets, end of period (in millions)	$85.0	$84.3	$74.7	$93.5	$76.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.02 per share and 0.14% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the impact of the non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which enhanced the performance of the Portfolio. Excluding this item, total return would have been 5.91% for Class A and 5.66% for Class B.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2020, the Portfolio received $84,717 from Finland for previously withheld foreign taxes and interest thereon. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2020, the Portfolio had a payment of $1,164,817 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2020. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2020. The Portfolio’s average overdraft advances during the year ended December 31, 2020 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $10,933,466, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(14,838,671)	$—	$—	$—	$(14,838,671)
Rights	(17,315)	—	—	—	(17,315)
Warrant	(1,081)	—	—	—	(1,081)
Total Borrowings	$(14,857,067)	$—	$—	$—	$(14,857,067)
Gross amount of recognized liabilities for securities lending transactions					$(14,857,067)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. At December 31, 2020, the Portfolio had no open futures contract positions.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$377,769

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines,

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-49

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$110,287,484	$0	$123,307,001

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$4,999,875	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $100 million

An identical expense agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$631,292,773

Gross unrealized appreciation	217,091,461
Gross unrealized depreciation	(115,355,912)

Net unrealized appreciation (depreciation)	$101,735,549

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$18,017,578	$8,431,412	$22,858,781	$56,894,728	$40,876,359	$65,326,140

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$16,507,356	$30,490,143	$101,814,893	$—	$148,812,392

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Dimensional International Small Company Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Dimensional International Small Company Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Dimensional International Small Company Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-52

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-53

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-54

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-55

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-56

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Dimensional International Small Company Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Dimensional Fund Advisors LP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the MSCI World ex-U.S. Small Cap Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further considered that the total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median but equal to the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-57

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Brighthouse/Wellington Balanced Portfolio returned 17.72%, 17.45%, and 17.53%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 18.40% and 7.51%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 14.73%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended December 31, 2020. In 2020 equity markets witnessed a historic drop and remarkable recovery. U.S. equities fell sharply in March as the coronavirus (“COVID-19”) spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. The U.S. Federal Reserve (the “Fed”) introduced a massive package of policy measures to support financial markets and the economy, including a sizable reduction in interest rates. U.S. equities recovered over the next three quarters driven by better-than-expected corporate earnings, economic resilience, and substantial monetary support from the Fed. In the fourth quarter, equities rose sharply as positive vaccine news supported optimism of a broad reopening of the U.S. economy in 2021.

Returns varied by market cap. Large-cap stocks, as measured by the S&P 500 Index, outperformed mid-cap stocks but underperformed small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Most global fixed income sectors generated positive returns during the year. Sovereign yields declined sharply, particularly in the earlier part of the year at the onset of the pandemic. Credit spreads widened in March over expectations that the decline in economic activity and supply chain disruptions would cause credit fundamentals to deteriorate, but later recouped most of their widening, helped by encouraging vaccine developments and accommodative central bank policies. Markets were primarily influenced by the growth slowdown driven by the COVID-19 pandemic and subsequently the unprecedented speed and magnitude of stimulus measures enacted by global central banks and governments. Global gross domestic product (“GDP”) releases indicated deep recessions in the second quarter following various restrictions to business activity to combat the spread of the virus. By the end of the period, global GDP sharply rebounded as economies emerged from lockdowns and labor data showed signs of improvement. By the end of the period, front-end yields remained anchored with the prospect of continued dovish central bank policy while long-end yields rose with the prospect of additional fiscal stimulus. Global central banks maintained highly accommodative policy stances during the period. The Fed provided additional assurance that asset buying would continue for the foreseeable future. The European Central Bank (the “ECB”) extended its pandemic emergency purchase program through at least March 2022. The U.S. dollar (“USD”) weakened versus most currencies.

Absolute returns were positive for most fixed income sectors over the period, against a backdrop of accommodative central bank policies. On an excess return basis, lowest-rated sectors were among the worst performers, as were select sectors such as Emerging Markets (“EM”) Debt.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its blended benchmark for the twelve-month period ended December 31, 2020.

The equity portion of the Portfolio outperformed its benchmark, the S&P 500 Index, for the twelve-month period ended December 31, 2020. Strong stock selection within the Communication Services, Information Technology, and Financials sectors contributed the most to relative performance. This was partially offset by weaker stock selection within the Consumer Discretionary, Utilities, and Consumer Staples sectors.

Among the Portfolio’s largest individual relative contributors were an overweight position in Etsy (Consumer Discretionary), an out-of-benchmark position in Snap (Communication Services), and an underweight position in JPMorgan Chase (Financials). The Portfolio’s position in JPMorgan grew throughout the year and was the largest active position in the Financials sector at period-end. The Portfolio continued to hold Snap but exited its position in Etsy during the period. Top relative detractors included an overweight position in Under Armour (Consumer Discretionary), not holding a position in benchmark constituent NVIDIA (Information Technology), and an overweight position in Bank of America (Financials). The Portfolio eliminated positions in Under Armour and Bank of America during the period.

The fixed income portion of the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for twelve-month period ended December 31, 2020. The Portfolio’s overweight to and positioning within Investment Grade (“IG”) Credit contributed to relative outperformance as credit spreads compressed, particularly Industrials. An allocation to Structured Finance sectors detracted overall as positive effects from positioning within Agency Mortgage-Backed Securities (“MBS”) and Collateralized Loan Obligations (“CLOs”) were more than offset by negative effects from exposure to Commercial Mortgage-Backed Securities (“CMBS”). Out-of-benchmark exposure to High Yield was additive over the period while an allocation to Bank Loans detracted slightly. The Portfolio implemented tactical duration positions throughout the period which had a negative impact on relative performance.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

Select exposure within EM Debt contributed favorably to performance as spreads tightened relative to their widest point earlier in the year.

During the period, the Portfolio used Treasury futures, swaps, and options to manage duration and yield curve positioning. The Portfolio also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit Default Swaps (“CDS”) were used to manage credit exposure, and IG, High Yield, and EM CDS index positions were used as a source of liquidity and to manage overall portfolio risk. IG and EM CDS positions had a positive impact on performance during the period while High Yield CDS modestly detracted.

Within the equity portion of the Portfolio, the Global Industry Analysts remained focused on fundamental, bottom-up stock selection with an eye on how the macro-economic outlook may affect the companies in which they invest. At period-end, the team continued to identify themes and opportunities that it believes should shape future investment decisions.

The equity portion of the Portfolio is managed in an industry-neutral structure relative to the benchmark, which is intended to ensure that stock selection is the primary driver of performance. On an absolute basis, the Portfolio ended the period with the most exposure to the Information Technology, Health Care, and Communication Services sectors.

At the end of the period, the fixed income portion of the Portfolio had a long duration posture. The Portfolio continued to be positioned for rising inflation expectations by maintaining an allocation to Treasury Inflation-Protected Securities. While by year end, spreads across many fixed income sectors had recouped most of their widening experienced during March 2020, there were still sectors that the team believed were priced wide relative to their expectations for excess returns over a 1-3 year time horizon. Therefore, the Portfolio maintained a moderate tilt toward higher-yielding fixed income sectors at period-end. The Portfolio was underweight IG Credit at the end of the period as we continued to favor BB-rated High Yield, Bank Loans, and select EM Corporate exposures. The Portfolio also continued to be overweight Securitized sectors (Agency MBS, Asset-Backed Securities, CMBS, Non-Agency Residential MBS).

At the end of the period, the Portfolio’s asset allocation break-down was approximately a 61% allocation to equities and a 39% allocation to fixed income. This was unchanged from the beginning of the period.

Mary Pryshlak

Jonathan White

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX AND THE BLENDED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Brighthouse/Wellington Balanced Portfolio
Class A	17.72	11.41	10.60
Class B	17.45	11.14	10.33
Class E	17.53	11.25	10.44
S&P 500 Index	18.40	15.21	13.88
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.43	3.84
Blended Index	14.73	11.10	10.02

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Equity Sectors

% of Net Assets
Information Technology	14.2
Health Care	8.5
Communication Services	7.9
Consumer Discretionary	7.2
Financials	7.0

Top Equity Holdings

% of Net Assets
Amazon.com, Inc.	3.1
Apple, Inc.	3.0
Microsoft Corp.	3.0
Alphabet, Inc.	2.5
JPMorgan Chase & Co.	1.5

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	20.9
Corporate Bonds & Notes	13.1
Mortgage-Backed Securities	4.6
Asset-Backed Securities	3.0
Floating Rate Loans	1.5

Top Fixed Income Issuers

% of Net Assets
Uniform Mortgage-Backed Securities 30 Yr. Pool	4.4
Ginnie Mae II 30 Yr. Pool	3.7
U.S. Treasury Bonds	3.6
Fannie Mae 30 Yr. Pool	2.0
U.S. Treasury Notes	1.9

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.50%	$1,000.00	$1,164.50	$2.72
	Hypothetical*	0.50%	$1,000.00	$1,022.62	$2.54

Class B (a)	Actual	0.75%	$1,000.00	$1,163.50	$4.08
	Hypothetical*	0.75%	$1,000.00	$1,021.37	$3.81

Class E (a)	Actual	0.65%	$1,000.00	$1,163.80	$3.54
	Hypothetical*	0.65%	$1,000.00	$1,021.87	$3.30

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—60.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
Boeing Co. (The)	20,396	$4,365,968
Curtiss-Wright Corp.	16,895	1,965,733
Lockheed Martin Corp.	18,169	6,449,631
Raytheon Technologies Corp.	77,176	5,518,856

		18,300,188

Air Freight & Logistics—0.4%
FedEx Corp.	20,288	5,267,171

Airlines—0.1%
JetBlue Airways Corp. (a)	89,009	1,294,191

Automobiles—0.8%
Tesla, Inc. (a)	16,491	11,637,204

Banks—1.5%
JPMorgan Chase & Co.	158,483	20,138,435

Beverages—0.6%
Constellation Brands, Inc. - Class A	29,270	6,411,594
Molson Coors Beverage Co. - Class B	39,976	1,806,515
Monster Beverage Corp. (a)	3,000	277,440

		8,495,549

Biotechnology—1.3%
4D Molecular Therapeutics, Inc. (a)	7,100	294,295
Alnylam Pharmaceuticals, Inc. (a)	3,070	399,008
Apellis Pharmaceuticals, Inc. (a)	8,374	478,993
Arena Pharmaceuticals, Inc. (a)	4,749	364,866
Ascendis Pharma A/S (ADR) (a)	2,144	357,576
Avidity Biosciences, Inc. (a)	4,627	118,081
BioAtla, Inc. (a)	10,100	343,501
Biogen, Inc. (a)	2,248	550,445
Black Diamond Therapeutics, Inc. (a)	7,868	252,169
Constellation Pharmaceuticals, Inc. (a)	9,089	261,763
Exact Sciences Corp. (a)	14,993	1,986,423
Five Prime Therapeutics, Inc. (a) (b)	9,968	169,556
Forma Therapeutics Holdings, Inc. (a)	2,595	90,565
Gamida Cell, Ltd. (a)	30,952	259,687
Global Blood Therapeutics, Inc. (a) (b)	6,500	281,515
Incyte Corp. (a)	6,473	563,022
Kodiak Sciences, Inc. (a)	3,715	545,771
Madrigal Pharmaceuticals, Inc. (a) (b)	2,243	249,354
Mersana Therapeutics, Inc. (a)	16,560	440,662
Mirati Therapeutics, Inc. (a)	1,871	410,946
Myovant Sciences, Ltd. (a)	100,135	2,765,729
Olema Pharmaceuticals, Inc. (a)	9,855	473,828
Oyster Point Pharma, Inc. (a)	7,164	134,826
PTC Therapeutics, Inc. (a)	5,591	341,219
Regeneron Pharmaceuticals, Inc. (a)	952	459,921
Rocket Pharmaceuticals, Inc. (a)	5,503	301,785
Sage Therapeutics, Inc. (a)	4,645	401,839
Sarepta Therapeutics, Inc. (a) (b)	1,880	320,521
Seagen, Inc. (a)	2,518	441,002
Sigilon Therapeutics, Inc. (a)	9,453	454,028
TCR2 Therapeutics, Inc. (a)	14,078	435,433

Biotechnology—(Continued)
TG Therapeutics, Inc. (a)	2,700	140,454
Turning Point Therapeutics, Inc. (a) (b)	3,384	412,340
Vertex Pharmaceuticals, Inc. (a)	10,558	2,495,278

		17,996,401

Building Products—0.3%
Johnson Controls International plc	30,063	1,400,635
Trane Technologies plc	22,445	3,258,116

		4,658,751

Capital Markets—2.7%
Ares Management Corp. - Class A (b)	110,604	5,203,918
Blackstone Group, Inc. (The) - Class A	60,167	3,899,423
Charles Schwab Corp. (The)	203,852	10,812,310
Hamilton Lane, Inc. - Class A	38,951	3,040,126
LPL Financial Holdings, Inc.	55,702	5,805,263
S&P Global, Inc.	16,803	5,523,650
StepStone Group, Inc. - Class A (a) (b)	72,684	2,892,823

		37,177,513

Chemicals—1.6%
Cabot Corp.	48,509	2,177,084
Celanese Corp.	25,166	3,270,070
FMC Corp.	28,616	3,288,837
Ingevity Corp. (a)	19,491	1,476,053
Linde plc	22,802	6,008,555
Livent Corp. (a) (b)	33,952	639,656
PPG Industries, Inc.	31,316	4,516,394

		21,376,649

Construction & Engineering—0.1%
Dycom Industries, Inc. (a)	25,687	1,939,882

Consumer Finance—0.3%
American Express Co.	22,354	2,702,822
OneMain Holdings, Inc.	37,668	1,814,091

		4,516,913

Containers & Packaging—0.1%
Ball Corp.	17,235	1,605,957

Diversified Consumer Services—0.0%
Houghton Mifflin Harcourt Co. (a) (b)	124,934	416,030

Diversified Financial Services—0.4%
Equitable Holdings, Inc.	118,967	3,044,366
Voya Financial, Inc.	40,609	2,388,215

		5,432,581

Electric Utilities—1.8%
Duke Energy Corp.	81,175	7,432,383
Edison International	82,239	5,166,254
Exelon Corp.	132,238	5,583,088
FirstEnergy Corp.	193,350	5,918,444

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
Southern Co. (The)	18,184	$1,117,043

		25,217,212

Electrical Equipment—0.1%
nVent Electric plc	62,472	1,454,973

Energy Equipment & Services—0.1%
Schlumberger NV	76,522	1,670,475

Entertainment—1.3%
Electronic Arts, Inc.	37,037	5,318,513
Netflix, Inc. (a)	19,493	10,540,450
Walt Disney Co. (The) (a)	11,301	2,047,515

		17,906,478

Equity Real Estate Investment Trusts—1.4%
Alexandria Real Estate Equities, Inc.	24,838	4,426,628
American Tower Corp.	16,360	3,672,166
Douglas Emmett, Inc.	73,856	2,155,118
Equinix, Inc.	7,466	5,332,068
Healthpeak Properties, Inc.	80,055	2,420,063
Sun Communities, Inc.	11,396	1,731,622

		19,737,665

Food & Staples Retailing—1.1%
Performance Food Group Co. (a)	155,415	7,399,308
Sysco Corp.	78,659	5,841,217
U.S. Foods Holding Corp. (a)	77,311	2,575,230

		15,815,755

Food Products—0.7%
Lamb Weston Holdings, Inc.	40,175	3,163,380
Mondelez International, Inc. - Class A	100,956	5,902,897

		9,066,277

Health Care Equipment & Supplies—2.0%
Baxter International, Inc.	68,404	5,488,737
Boston Scientific Corp. (a)	181,704	6,532,259
Danaher Corp.	32,279	7,170,457
Edwards Lifesciences Corp. (a)	41,252	3,763,420
Intuitive Surgical, Inc. (a)	5,825	4,765,432

		27,720,305

Health Care Providers & Services—1.7%
Anthem, Inc.	15,066	4,837,542
Centene Corp. (a)	28,281	1,697,708
HCA Healthcare, Inc.	13,800	2,269,548
Humana, Inc.	4,167	1,709,595
Laboratory Corp. of America Holdings (a)	8,435	1,716,944
McKesson Corp.	7,696	1,338,488
Quest Diagnostics, Inc.	13,074	1,558,029
UnitedHealth Group, Inc.	25,276	8,863,788

		23,991,642

Hotels, Restaurants & Leisure—1.2%
Airbnb, Inc. - Class A (a)	6,000	880,800
Carnival Corp.	57,228	1,239,559
Chipotle Mexican Grill, Inc. (a)	1,665	2,308,872
Darden Restaurants, Inc.	19,422	2,313,549
Hyatt Hotels Corp. - Class A (b)	61,097	4,536,452
Las Vegas Sands Corp.	77,217	4,602,133

		15,881,365

Household Durables—0.4%
DR Horton, Inc.	37,834	2,607,519
Lennar Corp. - Class A	40,796	3,109,879

		5,717,398

Household Products—1.2%
Procter & Gamble Co. (The)	114,864	15,982,177

Industrial Conglomerates—0.7%
3M Co.	4,365	762,959
General Electric Co.	210,945	2,278,206
Honeywell International, Inc.	31,663	6,734,720

		9,775,885

Insurance—2.0%
American International Group, Inc.	101,715	3,850,930
Assurant, Inc.	26,435	3,600,976
Assured Guaranty, Ltd.	79,740	2,511,012
Athene Holding, Ltd. - Class A (a)	62,000	2,674,680
Chubb, Ltd.	33,221	5,113,376
Hartford Financial Services Group, Inc. (The)	41,761	2,045,454
Marsh & McLennan Cos., Inc.	21,134	2,472,678
Progressive Corp. (The)	15,338	1,516,621
Trupanion, Inc. (a)	35,453	4,244,079

		28,029,806

Interactive Media & Services—4.8%
Alphabet, Inc. - Class A (a)	19,547	34,258,854
Facebook, Inc. - Class A (a)	70,357	19,218,718
Match Group, Inc. (a)	27,007	4,083,189
Snap, Inc. - Class A (a)	97,617	4,887,683
Twitter, Inc. (a)	59,161	3,203,568

		65,652,012

Internet & Direct Marketing Retail—3.1%
Amazon.com, Inc. (a)	13,093	42,642,985

IT Services—3.4%
FleetCor Technologies, Inc. (a)	15,895	4,336,633
Genpact, Ltd.	64,309	2,659,820
Global Payments, Inc.	60,236	12,976,039
GoDaddy, Inc. - Class A (a)	47,465	3,937,222
PayPal Holdings, Inc. (a)	31,644	7,411,025
Science Applications International Corp.	20,008	1,893,557
Shopify, Inc. - Class A (a)	3,248	3,676,574
Snowflake, Inc. - Class A (a) (b)	923	259,732
Visa, Inc. - A Shares	33,884	7,411,447

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
WEX, Inc. (a)	10,393	$2,115,287

		46,677,336

Life Sciences Tools & Services—0.8%
Agilent Technologies, Inc.	38,879	4,606,773
Illumina, Inc. (a)	7,148	2,644,760
PPD, Inc. (a)	53,448	1,828,991
Syneos Health, Inc. (a)	31,057	2,115,913

		11,196,437

Machinery—1.3%
Fortive Corp.	68,088	4,821,992
Ingersoll Rand, Inc. (a)	107,595	4,902,028
Kennametal, Inc. (b)	42,994	1,558,103
Meritor, Inc. (a)	26,230	732,079
Rexnord Corp.	56,392	2,226,920
Stanley Black & Decker, Inc.	2,737	488,719
Westinghouse Air Brake Technologies Corp.	34,145	2,499,414

		17,229,255

Media—1.7%
Charter Communications, Inc. - Class A (a) (b)	21,235	14,048,014
New York Times Co. (The) - Class A (b)	28,383	1,469,388
Omnicom Group, Inc. (b)	118,216	7,373,132

		22,890,534

Metals & Mining—0.0%
Foresight Energy LLC† (a) (c)	1,359	10,395

Oil, Gas & Consumable Fuels—1.4%
BP plc (ADR)	54,731	1,123,080
Chevron Corp.	29,877	2,523,113
Concho Resources, Inc.	14,988	874,550
ConocoPhillips	42,531	1,700,815
Diamondback Energy, Inc.	12,660	612,744
EOG Resources, Inc.	40,203	2,004,923
Exxon Mobil Corp.	58,933	2,429,218
Marathon Petroleum Corp.	62,567	2,587,771
Pioneer Natural Resources Co. (b)	6,810	775,591
Royal Dutch Shell plc - Class A (ADR) (b)	75,709	2,660,414
Royal Dutch Shell plc - Class B (ADR)	42,777	1,437,735

		18,729,954

Personal Products—0.5%
Estee Lauder Cos., Inc. (The) - Class A	25,276	6,728,219

Pharmaceuticals—2.6%
AstraZeneca plc (ADR) (b)	140,271	7,012,147
Bristol-Myers Squibb Co.	95,850	5,945,575
Eli Lilly and Co.	49,833	8,413,804
Merck & Co., Inc.	34,124	2,791,343
Novartis AG (ADR)	21,104	1,992,851
Pfizer, Inc.	263,257	9,690,490
Reata Pharmaceuticals, Inc. - Class A (a) (b)	2,110	260,838

Pharmaceuticals—(Continued)
Royalty Pharma plc - Class A	7,450	372,873

		36,479,921

Professional Services—0.9%
Equifax, Inc.	3,950	761,718
IHS Markit, Ltd.	83,868	7,533,863
TransUnion	5,782	573,690
TriNet Group, Inc. (a)	39,080	3,149,848

		12,019,119

Road & Rail—0.3%
J.B. Hunt Transport Services, Inc.	7,698	1,051,931
Knight-Swift Transportation Holdings, Inc.	23,535	984,234
Uber Technologies, Inc. (a)	42,009	2,142,459

		4,178,624

Semiconductors & Semiconductor Equipment—3.2%
Advanced Micro Devices, Inc. (a)	82,621	7,577,172
KLA Corp.	12,661	3,278,059
Lattice Semiconductor Corp. (a)	109,591	5,021,460
Marvell Technology Group, Ltd.	127,708	6,071,238
Micron Technology, Inc. (a)	100,288	7,539,652
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (b)	36,209	3,948,229
Teradyne, Inc.	31,874	3,821,374
Texas Instruments, Inc.	38,075	6,249,250

		43,506,434

Software—4.6%
Adobe, Inc. (a)	7,461	3,731,395
Guidewire Software, Inc. (a)	11,496	1,479,880
Microsoft Corp.	185,300	41,214,426
Q2 Holdings, Inc. (a) (b)	20,272	2,565,016
Salesforce.com, Inc. (a)	30,949	6,887,081
ServiceNow, Inc. (a)	6,208	3,417,070
Splunk, Inc. (a)	7,534	1,279,951
Workday, Inc. - Class A (a)	12,659	3,033,223

		63,608,042

Special Purpose Acquisition Companies—0.1%
Reinvent Technology Partners (a) (b)	61,828	757,393
Therapeutics Acquisition Corp. - Class A (a)	33,200	463,140

		1,220,533

Specialty Retail—1.4%
Lowe’s Cos., Inc.	42,512	6,823,601
Ross Stores, Inc.	29,189	3,584,701
TJX Cos., Inc. (The)	123,464	8,431,357

		18,839,659

Technology Hardware, Storage & Peripherals—3.0%
Apple, Inc.	313,869	41,647,278

Textiles, Apparel & Luxury Goods—0.3%
PVH Corp.	22,626	2,124,355

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Tapestry, Inc.	43,735	$1,359,284

		3,483,639

Trading Companies & Distributors—0.1%
Triton International, Ltd.	27,440	1,331,114

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. (a)	22,815	3,076,603

Total Common Stocks (Cost $622,930,715)		839,368,921

U.S. Treasury & Government Agencies—20.9%

Agency Sponsored Mortgage - Backed—14.9%
Fannie Mae 15 Yr. Pool 3.000%, 07/01/28	865,197	917,676
3.000%, 02/01/31	108,033	113,611
3.000%, 08/01/33	323,886	340,136
4.000%, 04/01/26	18,955	20,169
4.000%, 02/01/29	425,511	451,380
4.500%, 06/01/24	69,479	73,010
4.500%, 02/01/25	22,092	23,521
4.500%, 04/01/25	3,784	4,023
4.500%, 07/01/25	15,735	16,641
4.500%, 06/01/26	372,945	395,570
Fannie Mae 20 Yr. Pool
3.000%, 03/01/37	565,497	595,656
5.000%, 02/01/23	12,170	13,436
Fannie Mae 30 Yr. Pool
3.000%, 02/01/43	535,325	583,892
3.000%, 03/01/43	684,450	745,442
3.000%, 04/01/43	649,524	707,643
3.000%, 05/01/43	1,731,536	1,884,452
3.000%, 06/01/43	212,439	232,175
3.500%, 03/01/43	28,767	31,198
3.500%, 05/01/43	60,975	66,161
3.500%, 07/01/43	148,704	161,555
3.500%, 08/01/43	291,287	316,454
3.500%, 10/01/44	240,446	262,834
3.500%, 02/01/45	274,513	294,717
3.500%, 01/01/46	336,026	358,919
3.500%, 03/01/46	241,555	258,169
3.500%, 09/01/46	490,876	524,118
3.500%, 10/01/46	226,919	242,003
3.500%, 11/01/46	176,295	192,724
3.500%, 12/01/46	1,016,191	1,103,202
3.500%, 05/01/47	457,425	491,574
3.500%, 09/01/47	906,592	964,059
3.500%, 12/01/47	541,606	575,178
3.500%, 01/01/48	653,585	692,110
3.500%, 02/01/48	630,780	670,284
3.500%, 07/01/48	680,924	726,235
3.500%, 11/01/48	153,464	161,885

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 01/01/50	1,846,287	1,956,486
4.000%, 10/01/40	504,335	554,954
4.000%, 11/01/40	214,863	235,600
4.000%, 12/01/40	150,297	164,242
4.000%, 02/01/41	76,156	83,472
4.000%, 03/01/41	200,845	221,358
4.000%, 08/01/42	117,686	129,720
4.000%, 09/01/42	178,096	196,306
4.000%, 03/01/45	24,152	26,408
4.000%, 07/01/45	156,131	172,513
4.000%, 05/01/46	65,544	70,785
4.000%, 06/01/46	178,027	193,274
4.000%, 04/01/47	219,040	241,563
4.000%, 10/01/47	1,077,016	1,157,106
4.000%, 05/01/48	555,780	595,013
4.000%, 09/01/48	485,760	519,037
4.000%, 01/01/49	743,891	794,512
4.500%, 10/01/40	429,684	481,854
4.500%, 09/01/41	39,446	43,672
4.500%, 10/01/41	196,603	220,431
4.500%, 08/01/42	66,118	74,508
4.500%, 09/01/43	1,049,273	1,173,821
4.500%, 10/01/43	135,834	151,966
4.500%, 12/01/43	115,665	129,875
4.500%, 01/01/44	349,486	391,762
4.500%, 04/01/49	356,830	387,019
5.000%, 04/01/33	2,054	2,324
5.000%, 07/01/33	6,326	7,236
5.000%, 09/01/33	103,466	119,337
5.000%, 11/01/33	26,843	31,028
5.000%, 12/01/33	10,657	12,292
5.000%, 02/01/34	4,820	5,561
5.000%, 03/01/34	2,301	2,659
5.000%, 04/01/34	2,177	2,516
5.000%, 06/01/34	2,155	2,500
5.000%, 07/01/34	31,517	36,562
5.000%, 10/01/34	77,452	89,270
5.000%, 07/01/35	54,789	63,458
5.000%, 10/01/35	60,003	69,291
5.000%, 12/01/35	47,735	55,364
5.000%, 08/01/36	41,953	48,616
5.000%, 07/01/37	24,540	28,280
5.000%, 07/01/41	36,159	41,651
5.000%, 08/01/41	15,606	17,792
5.000%, 03/01/49	2,588,448	2,863,662
5.500%, 08/01/28	20,107	22,438
5.500%, 04/01/33	29,873	34,778
5.500%, 08/01/37	176,392	206,087
5.500%, 04/01/41	12,368	14,128
6.000%, 03/01/28	849	953
6.000%, 02/01/34	121,811	145,741
6.000%, 08/01/34	64,987	78,053
6.000%, 04/01/35	539,054	631,492
6.000%, 02/01/38	40,957	48,495

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 03/01/38	14,443	$17,148
6.000%, 05/01/38	44,991	53,272
6.000%, 10/01/38	12,870	15,417
6.000%, 12/01/38	15,092	17,855
6.500%, 05/01/40	308,561	370,228
Fannie Mae ARM Pool 2.486%, 12M LIBOR + 1.784%, 12/01/40 (d)	32,027	33,300
2.683%, 12M LIBOR + 1.819%, 09/01/41 (d)	41,262	43,071
3.182%, 12M LIBOR + 1.777%, 06/01/41 (d)	83,024	86,570
3.750%, 12M LIBOR + 1.750%, 03/01/41 (d)	20,163	20,217
3.820%, 12M LIBOR + 1.820%, 03/01/41 (d)	3,417	3,436
Fannie Mae Connecticut Avenue Securities (CMO) 3.698%, 1M LIBOR + 3.550%, 07/25/29 (d)	273,008	280,936
4.498%, 1M LIBOR + 4.350%, 05/25/29 (d)	434,662	452,856
5.048%, 1M LIBOR + 4.900%, 11/25/24 (d)	168,318	172,656
5.848%, 1M LIBOR + 5.700%, 04/25/28 (d)	87,259	93,102
6.148%, 1M LIBOR + 6.000%, 09/25/28 (d)	60,161	63,800
Fannie Mae Interest Strip (CMO) 2.000%, 09/25/39	262,226	270,927
4.000%, 05/25/27 (e)	159,760	9,718
Fannie Mae Pool 2.430%, 08/01/26	195,410	210,818
3.240%, 12/01/26	78,076	87,592
3.410%, 08/01/27	459,073	521,475
3.500%, 09/01/57	1,560,230	1,723,408
3.500%, 05/01/58	926,848	1,023,782
4.000%, 06/01/41	612,370	667,851
4.500%, 01/01/51	1,139,060	1,277,772
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/36 (f)	19,412	17,663
Zero Coupon, 06/25/36 (f)	159,820	149,845
1.750%, 12/25/42	373,971	383,753
2.000%, 08/25/43	105,442	106,078
2.173%, 05/25/46 (d) (e)	417,081	23,328
2.367%, 04/25/55 (d) (e)	422,754	23,353
2.388%, 06/25/55 (d) (e)	327,820	19,531
2.500%, 06/25/28 (e)	105,065	5,879
2.911%, 08/25/44 (d) (e)	337,423	20,955
3.000%, 02/25/27 (e)	231,854	10,413
3.000%, 09/25/27 (e)	88,449	5,634
3.000%, 01/25/28 (e)	595,815	35,821
3.000%, 05/25/47	230,376	238,543
3.000%, 09/25/47	858,266	920,974
3.000%, 10/25/48	706,692	759,548
3.000%, 08/25/49	728,484	784,240
3.500%, 05/25/27 (e)	252,077	17,120
3.500%, 10/25/27 (e)	164,512	12,087
3.500%, 05/25/30 (e)	187,657	16,061
3.500%, 08/25/30 (e)	54,586	4,416
3.500%, 02/25/31 (e)	114,625	7,122
3.500%, 03/25/34 (e)	1,312,738	90,918
3.500%, 09/25/35 (e)	125,320	13,864
3.500%, 11/25/39 (e)	1,045,422	110,061
3.500%, 04/25/46	154,817	175,381
3.500%, 10/25/46 (e)	122,965	19,855

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO)
3.500%, 11/25/47	750,048	817,262
3.500%, 02/25/48	183,562	192,606
3.500%, 12/25/58	973,938	1,071,165
4.000%, 03/25/42 (e)	78,580	7,797
4.000%, 11/25/42 (e)	45,395	6,481
4.500%, 07/25/27 (e)	69,345	4,143
5.000%, 12/25/43 (e)	577,645	86,006
5.000%, 06/25/48 (e)	596,285	108,805
5.477%, 05/25/42 (d) (e)	31,357	2,708
5.500%, 04/25/35	268,670	313,187
5.500%, 04/25/37	82,806	96,475
5.500%, 11/25/40 (e)	601,701	93,646
5.500%, 09/25/44 (e)	392,536	82,393
5.500%, 06/25/48 (e)	414,611	80,213
6.000%, 01/25/42 (e)	380,036	48,538
6.000%, 09/25/47 (e)	272,291	59,533
Fannie Mae-ACES 0.332%, 01/25/30 (d) (e)	2,038,789	44,139
1.211%, 06/25/34 (d) (e)	4,255,878	521,851
1.442%, 05/25/29 (d) (e)	2,677,067	258,947
2.306%, 01/25/22 (d) (e)	269,217	2,471
3.329%, 10/25/23 (d)	352,910	374,244
Freddie Mac 15 Yr. Gold Pool 3.000%, 07/01/28	353,258	371,522
3.000%, 08/01/29	222,185	238,490
3.000%, 04/01/33	545,729	572,878
Freddie Mac 15 Yr. Pool 1.500%, 11/01/35	516,978	532,047
3.000%, 10/01/32	483,462	507,568
Freddie Mac 20 Yr. Gold Pool 3.000%, 11/01/36	752,772	794,292
3.000%, 01/01/37	516,941	545,191
3.500%, 08/01/34	454,792	489,445
5.000%, 03/01/27	41,040	45,548
5.000%, 02/01/28	140,907	157,189
5.000%, 03/01/28	67,162	74,714
5.000%, 05/01/28	234,436	261,532
5.000%, 05/01/30	236,057	267,865
Freddie Mac 30 Yr. Gold Pool
1.500%, 01/01/36	800,000	823,329
3.000%, 12/01/44	9,972	10,524
3.000%, 08/01/46	947,364	996,299
3.000%, 10/01/46	965,035	1,019,863
3.000%, 11/01/46	1,769,307	1,894,913
3.000%, 12/01/46	536,086	571,933
3.000%, 01/01/47	564,050	595,204
3.500%, 08/01/42	87,459	97,077
3.500%, 11/01/42	122,387	133,129
3.500%, 06/01/46	147,551	157,696
3.500%, 10/01/47	639,366	678,206
3.500%, 03/01/48	466,043	509,215
4.000%, 05/01/42	475,084	521,106
4.000%, 08/01/42	140,455	154,853
4.000%, 09/01/42	211,017	232,650
4.000%, 07/01/44	28,513	31,419

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, 02/01/46	196,054	$213,502
4.000%, 09/01/48	79,472	84,979
4.500%, 09/01/43	68,164	76,546
4.500%, 11/01/43	656,827	737,431
5.000%, 03/01/38	44,978	52,291
5.000%, 05/01/39	4,539	5,280
5.000%, 06/01/41	336,877	386,008
5.000%, 03/01/49	282,482	312,192
5.500%, 07/01/33	68,792	80,076
5.500%, 04/01/39	31,549	37,090
5.500%, 06/01/41	116,663	137,158
Freddie Mac 30 Yr. Pool 3.500%, 12/01/47	206,598	221,772
3.500%, 12/01/48	441,393	466,404
5.000%, 06/01/49	384,888	425,264
Freddie Mac ARM Non-Gold Pool 3.900%, 12M LIBOR + 1.900%, 02/01/41 (d)	34,225	35,404
Freddie Mac Multifamily Structured Pass-Through Certificates 0.605%, 03/25/27 (d) (e)	4,321,000	145,361
0.638%, 10/25/26 (d) (e)	1,152,123	37,170
0.750%, 06/25/27 (d) (e)	2,445,335	105,225
0.884%, 11/25/30 (d) (e)	965,000	71,847
1.029%, 10/25/30 (d) (e)	1,673,000	141,611
1.119%, 06/25/30 (d) (e)	3,048,542	279,926
1.127%, 01/25/30 (d) (e)	2,517,043	220,923
1.404%, 06/25/22 (d) (e)	1,695,177	25,038
1.433%, 05/25/30 (d) (e)	2,364,335	274,787
1.573%, 05/25/30 (d) (e)	1,489,857	187,918
1.585%, 03/25/22 (d) (e)	1,203,001	15,187
Freddie Mac REMICS (CMO)
Zero Coupon, 11/15/36 (f)	18,695	18,093
1.750%, 10/15/42	297,115	304,101
2.500%, 05/15/28 (e)	115,620	7,168
3.000%, 03/15/28 (e)	275,612	17,098
3.000%, 05/15/32 (e)	126,959	6,360
3.000%, 03/15/33 (e)	120,853	11,473
3.000%, 08/15/43	1,056,000	1,122,520
3.000%, 05/15/46	414,704	441,073
3.250%, 11/15/41	174,440	189,861
3.500%, 06/15/26 (e)	103,461	2,780
3.500%, 09/15/26 (e)	54,221	3,354
3.500%, 03/15/27 (e)	80,877	4,593
3.500%, 03/15/41 (e)	173,503	10,293
4.000%, 07/15/27 (e)	302,386	17,558
4.000%, 03/15/28 (e)	148,268	9,213
4.000%, 06/15/28 (e)	84,854	5,859
4.000%, 07/15/30 (e)	193,323	18,076
4.000%, 05/25/40 (e)	669,922	79,318
4.000%, 11/15/40	232,000	262,911
4.750%, 07/15/39	358,425	407,589
5.000%, 09/15/33 (e)	152,890	26,230
5.000%, 02/15/48 (e)	226,831	41,127
5.500%, 08/15/33	44,004	50,991
5.500%, 07/15/36	91,721	107,254
5.500%, 06/15/46	119,982	141,206

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO)
6.500%, 07/15/36	119,797	137,501
6.500%, 04/15/39 (e)	528,513	115,624
Freddie Mac STACR Trust (CMO) 1.998%, 1M LIBOR + 1.850%, 09/25/49 (144A) (d)	343,975	339,615
2.198%, 1M LIBOR + 2.050%, 07/25/49 (144A) (d)	465,203	462,605
2.498%, 1M LIBOR + 2.350%, 02/25/49 (144A) (d)	846,986	844,828
2.598%, 1M LIBOR + 2.450%, 03/25/49 (144A) (d)	548,996	547,600
Ginnie Mae I 30 Yr. Pool 3.000%, 12/15/44	22,788	25,478
3.000%, 02/15/45	45,538	47,834
3.000%, 04/15/45	443,981	465,695
3.000%, 05/15/45	897,955	943,399
3.000%, 07/15/45	16,822	17,616
3.875%, 08/15/42	462,331	508,175
4.000%, 09/15/42	515,595	562,556
4.500%, 04/15/41	364,892	408,537
4.500%, 02/15/42	752,526	841,002
5.000%, 12/15/38	28,400	32,541
5.000%, 04/15/39	550,673	634,003
5.000%, 07/15/39	45,345	51,961
5.000%, 12/15/40	74,770	85,678
5.500%, 12/15/40	255,743	299,974
Ginnie Mae II 30 Yr. Pool 2.000%, TBA (g)	8,050,000	8,416,956
2.500%, TBA (g)	4,885,000	5,170,279
3.000%, 07/20/50	6,364,191	6,677,773
3.000%, TBA (g)	3,580,000	3,743,162
3.500%, 07/20/46	193,314	208,752
3.500%, 10/20/46	198,243	213,764
3.500%, 02/20/47	924,453	993,161
3.500%, 08/20/47	181,022	193,983
3.500%, 11/20/47	209,407	224,270
3.500%, 03/20/48	271,212	289,661
3.500%, 07/20/49	921,926	977,380
3.500%, TBA (g)	14,112,000	14,955,522
4.000%, 08/20/45	644,100	705,731
4.000%, 11/20/47	218,023	241,885
4.000%, 03/20/48	658,039	720,700
4.000%, 07/20/48	2,366,337	2,546,804
4.000%, TBA (g)	157,000	167,380
4.500%, 01/20/46	73,533	81,907
4.500%, TBA (g)	3,990,000	4,272,236
5.000%, 10/20/39	11,795	13,480
5.000%, TBA (g)	616,000	672,453
Government National Mortgage Association (CMO)
0.709%, 02/16/53 (d) (e)	1,386,787	37,302
1.750%, 09/20/43	251,593	256,849
2.000%, 01/20/42	233,260	239,460
2.500%, 12/16/39	218,966	229,463
2.500%, 07/20/41	380,453	399,541
3.000%, 09/20/28 (e)	110,374	7,512
3.000%, 05/20/35 (e)	1,417,686	98,694
3.000%, 02/16/43 (e)	91,176	11,885
3.000%, 10/20/47	261,754	272,656
3.500%, 02/16/27 (e)	45,934	3,043
3.500%, 03/20/27 (e)	115,175	8,470

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO)
3.500%, 10/20/29 (e)	638,436	$56,003
3.500%, 07/20/40 (e)	120,674	6,612
3.500%, 02/20/41 (e)	165,467	6,745
3.500%, 04/20/42 (e)	299,906	22,300
3.500%, 10/20/42 (e)	514,375	72,782
3.500%, 05/20/43 (e)	74,510	10,348
3.500%, 07/20/43 (e)	251,195	28,595
4.000%, 12/16/26 (e)	28,414	1,784
4.000%, 05/20/29 (e)	468,923	30,873
4.000%, 05/16/42 (e)	58,712	7,592
4.000%, 03/20/43 (e)	97,014	16,426
4.000%, 01/20/44 (e)	46,666	8,182
4.000%, 11/20/44 (e)	787,950	117,966
4.000%, 03/20/47 (e)	377,352	46,224
4.500%, 04/20/45 (e)	153,315	27,263
4.500%, 08/20/45	668,747	115,227
4.500%, 05/20/48 (e)	565,989	75,737
5.000%, 02/16/40 (e)	419,100	76,020
5.000%, 10/16/41 (e)	201,627	34,803
5.000%, 12/20/43 (e)	453,680	94,676
5.000%, 01/16/47 (e)	95,812	17,651
5.500%, 03/20/39 (e)	292,308	46,824
5.500%, 02/16/47 (e)	273,631	47,903
5.500%, 02/20/47 (e)	172,931	32,921
6.000%, 09/20/40 (e)	323,056	57,951
6.000%, 02/20/46 (e)	272,661	53,315
Uniform Mortgage-Backed Securities 15 Yr. Pool 1.500%, TBA (g)	6,300,000	6,481,170
2.000%, TBA (g)	3,385,000	3,538,407
2.500%, TBA (g)	5,020,000	5,235,162
3.000%, TBA (g)	759,000	796,471
Uniform Mortgage-Backed Securities 30 Yr. Pool 1.500%, TBA (g)	1,475,000	1,490,036
2.000%, TBA (g)	32,746,000	33,982,455
2.500%, TBA (g)	10,105,000	10,650,499
3.000%, TBA (g)	4,640,000	4,860,736
4.000%, TBA (g)	6,293,000	6,720,225
4.500%, TBA (g)	1,920,000	2,081,882
6.000%, TBA (g)	1,000,000	1,123,557

		205,888,738

U.S. Treasury—6.0%
U.S. Treasury Bonds 1.250%, 05/15/50	640,000	579,300
1.375%, 11/15/40	4,870,000	4,806,842
1.625%, 11/15/50	3,460,000	3,439,456
2.250%, 08/15/46	910,000	1,039,391
2.250%, 08/15/49	2,280,000	2,603,831
2.875%, 08/15/45 (h)	19,040,000	24,180,056
2.875%, 11/15/46 (i)	1,200,000	1,530,188
3.125%, 08/15/44 (h) (j)	6,010,000	7,912,306
3.125%, 05/15/48 (h)	2,465,000	3,302,522
U.S. Treasury Inflation Indexed Bonds 1.000%, 02/15/48 (h) (k)	876,405	1,218,510
1.000%, 02/15/49 (h) (k)	584,645	822,171

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes 0.125%, 07/15/30 (k)	3,229,513	3,621,049
0.875%, 01/15/29 (k)	1,546,830	1,817,183
U.S. Treasury Notes 0.250%, 10/31/25	1,990,000	1,980,983
0.625%, 05/15/30	9,335,000	9,120,587
0.625%, 08/15/30	10,480,000	10,211,450
2.875%, 05/31/25 (h)	3,850,000	4,282,975

		82,468,800

Total U.S. Treasury & Government Agencies (Cost $285,678,584)		288,357,538

Corporate Bonds & Notes—13.1%

Advertising—0.0%
Lamar Media Corp. 3.750%, 02/15/28	35,000	35,970

Aerospace/Defense—0.2%
Boeing Co. (The) 5.040%, 05/01/27	225,000	262,943
5.150%, 05/01/30	300,000	363,051
General Dynamics Corp. 4.250%, 04/01/40	175,000	227,494
L3Harris Technologies, Inc. 3.850%, 06/15/23	480,000	518,439
Northrop Grumman Corp. 5.150%, 05/01/40	315,000	434,835
Raytheon Technologies Corp. 3.650%, 08/16/23	7,000	7,547
3.950%, 08/16/25	345,000	395,609
4.450%, 11/16/38	285,000	358,924
4.625%, 11/16/48	90,000	121,979

		2,690,821

Agriculture—0.3%
Altria Group, Inc. 2.350%, 05/06/25	150,000	159,341
2.625%, 09/16/26	140,000	151,090
3.875%, 09/16/46	190,000	200,377
4.400%, 02/14/26	60,000	69,648
5.375%, 01/31/44	310,000	395,655
5.800%, 02/14/39	200,000	263,208
5.950%, 02/14/49	55,000	76,935
Archer-Daniels-Midland Co. 3.250%, 03/27/30	205,000	236,956
BAT Capital Corp. 2.259%, 03/25/28	510,000	529,174
2.789%, 09/06/24	565,000	603,901
BAT International Finance plc 1.668%, 03/25/26	530,000	542,389
Kernel Holding S.A. 6.500%, 10/17/24	520,000	551,200
Philip Morris International, Inc. 2.100%, 05/01/30	485,000	505,551

		4,285,425

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Apparel—0.0%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A)	140,000	$152,075
William Carter Co. (The) 5.625%, 03/15/27 (144A)	211,000	222,078

		374,153

Auto Manufacturers—0.0%
General Motors Co. 5.200%, 04/01/45	265,000	321,361
6.125%, 10/01/25	120,000	145,527

		466,888

Banks—2.1%
Bank of America Corp. 2.456%, 3M LIBOR + 0.870%, 10/22/25 (d)	485,000	516,933
3.194%, 3M LIBOR + 1.180%, 07/23/30 (d)	45,000	50,406
3.366%, 3M LIBOR + 0.810%, 01/23/26 (d)	450,000	495,314
3.705%, 3M LIBOR + 1.512%, 04/24/28 (d)	935,000	1,064,056
4.083%, 3M LIBOR + 3.150%, 03/20/51 (d)	1,180,000	1,487,765
7.750%, 05/14/38	630,000	1,072,993
Bank of New York Mellon Corp. (The) 2.100%, 10/24/24	515,000	548,898
BNP Paribas S.A. 2.219%, SOFR + 2.074%, 06/09/26 (144A) (d)	465,000	486,585
Citigroup, Inc. 3.200%, 10/21/26	210,000	234,625
3.352%, 3M LIBOR + 0.897%, 04/24/25 (d)	495,000	538,070
3.980%, 3M LIBOR + 1.338%, 03/20/30 (d)	425,000	499,566
4.412%, SOFR + 3.914%, 03/31/31 (d)	425,000	514,999
4.450%, 09/29/27	55,000	64,845
Credit Suisse Group AG 6.250%, 5Y USD Swap + 3.455%, 12/18/24 (144A) (d)	845,000	923,058
Danske Bank A/S 5.000%, 01/12/22 (144A)	430,000	448,893
5.375%, 01/12/24 (144A)	450,000	507,603
Fifth Third Bancorp 2.375%, 01/28/25	375,000	399,008
Goldman Sachs Group, Inc. (The) 2.905%, 3M LIBOR + 0.990%, 07/24/23 (d)	1,085,000	1,126,888
4.017%, 3M LIBOR + 1.373%, 10/31/38 (d)	155,000	188,918
6.250%, 02/01/41	245,000	383,188
6.750%, 10/01/37	410,000	626,676
HSBC Holdings plc 1.589%, SOFR + 1.290%, 05/24/27 (d)	575,000	584,582
JPMorgan Chase & Co. 2.956%, SOFR + 2.515%, 05/13/31 (d)	85,000	93,180
3.109%, SOFR + 2.460%, 04/22/41 (d)	205,000	228,813
3.109%, SOFR + 2.440%, 04/22/51 (d)	185,000	205,586
3.220%, 3M LIBOR + 1.155%, 03/01/25 (d)	550,000	593,640
3.509%, 3M LIBOR + 0.945%, 01/23/29 (d)	525,000	598,707
3.702%, 3M LIBOR + 1.160%, 05/06/30 (d)	390,000	452,193
3.960%, 3M LIBOR + 1.245%, 01/29/27 (d)	1,475,000	1,694,524
4.005%, 3M LIBOR + 1.120%, 04/23/29 (d)	410,000	481,150
Landsbanki Islands Zero Coupon, 08/25/20 (c) (l) (m)	320,000	0

Banks—(Continued)
Morgan Stanley 1.794%, SOFR + 1.034%, 02/13/32 (d)	975,000	980,436
2.500%, 04/21/21	680,000	684,215
2.699%, SOFR + 1.143%, 01/22/31 (d)	355,000	385,171
3.125%, 07/27/26	180,000	201,566
3.591%, 3M LIBOR + 1.340%, 07/22/28 (d)	550,000	627,686
3.625%, 01/20/27	400,000	458,948
4.000%, 07/23/25	180,000	206,037
4.431%, 3M LIBOR + 1.628%, 01/23/30 (d)	75,000	91,392
5.000%, 11/24/25	322,000	385,030
PNC Bank N.A. 2.700%, 10/22/29	250,000	273,203
PNC Financial Services Group, Inc. (The) 2.200%, 11/01/24	270,000	286,892
Santander Holdings USA, Inc. 3.700%, 03/28/22	330,000	340,773
State Street Corp. 2.354%, SOFR + 0.940%, 11/01/25 (d)	490,000	522,889
2.901%, SOFR + 2.600%, 03/30/26 (d)	225,000	245,050
Truist Bank 2.250%, 03/11/30	1,150,000	1,205,871
UBS Group Funding Switzerland AG 2.650%, 02/01/22 (144A)	420,000	430,668
5.750%, 5Y EUR Swap + 5.287%, 02/19/22 (EUR) (d)	250,000	319,544
7.000%, 5Y USD Swap + 4.866%, 02/19/25 (d)	200,000	227,250
UniCredit S.p.A. 6.572%, 01/14/22 (144A)	605,000	637,546
Wells Fargo & Co. 2.406%, 3M LIBOR + 0.825%, 10/30/25 (d)	735,000	777,030
2.625%, 07/22/22	215,000	222,544
3.000%, 04/22/26	310,000	341,104
3.000%, 10/23/26	200,000	221,641
3.069%, 01/24/23	960,000	987,372
3.750%, 01/24/24	410,000	447,532
4.900%, 11/17/45	290,000	386,017

		29,005,069

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	544,000	617,968
4.600%, 04/15/48	280,000	353,737
4.750%, 04/15/58	100,000	130,610
5.450%, 01/23/39	738,000	996,388
Constellation Brands, Inc. 2.650%, 11/07/22	260,000	270,183
3.150%, 08/01/29	208,000	231,526
3.600%, 02/15/28	587,000	670,272
4.650%, 11/15/28	125,000	152,237
Diageo Capital plc 2.000%, 04/29/30	680,000	708,719
PepsiCo, Inc. 3.625%, 03/19/50	300,000	379,971

		4,511,611

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.3%
Amgen, Inc. 2.200%, 02/21/27	225,000	$241,127
2.300%, 02/25/31	1,075,000	1,145,874
3.150%, 02/21/40	195,000	214,364
3.375%, 02/21/50	240,000	267,650
Baxalta, Inc. 3.600%, 06/23/22	17,000	17,688
Gilead Sciences, Inc. 1.650%, 10/01/30	885,000	887,366
Royalty Pharma plc 1.750%, 09/02/27 (144A)	40,000	41,141
2.200%, 09/02/30 (144A)	430,000	441,326
3.300%, 09/02/40 (144A)	200,000	210,000
3.550%, 09/02/50 (144A)	305,000	324,953

		3,791,489

Building Materials—0.1%
Carrier Global Corp. 2.700%, 02/15/31	210,000	225,498
Standard Industries, Inc. 3.375%, 01/15/31 (144A)	175,000	175,875
4.375%, 07/15/30 (144A)	305,000	326,268
5.000%, 02/15/27 (144A)	10,000	10,450

		738,091

Chemicals—0.1%
Alpek S.A.B. de C.V. 4.250%, 09/18/29 (144A)	345,000	378,292
Chemours Co. (The) 5.375%, 05/15/27	60,000	63,900
Dow Chemical Co. (The) 4.800%, 05/15/49	120,000	161,141
DuPont de Nemours, Inc. 4.205%, 11/15/23	525,000	579,160
LYB International Finance III LLC 1.250%, 10/01/25	160,000	162,767
3.800%, 10/01/60	100,000	107,462
Olin Corp. 5.125%, 09/15/27	60,000	62,768
Sherwin-Williams Co. (The) 3.300%, 05/15/50	115,000	126,903
Syngenta Finance NV 4.892%, 04/24/25 (144A)	385,000	413,129

		2,055,522

Commercial Services—0.5%
Ashtead Capital, Inc. 4.375%, 08/15/27 (144A)	1,000,000	1,056,250
Equifax, Inc. 2.600%, 12/15/25	237,000	255,759
3.100%, 05/15/30	75,000	83,382
Gartner, Inc. 3.750%, 10/01/30 (144A)	282,000	296,100
4.500%, 07/01/28 (144A)	386,000	407,230

Commercial Services—(Continued)
Global Payments, Inc. 2.900%, 05/15/30	325,000	353,378
3.200%, 08/15/29	150,000	166,491
Howard University 2.291%, 10/01/26	100,000	101,503
2.701%, 10/01/29	260,000	267,236
2.801%, 10/01/30	100,000	104,271
2.901%, 10/01/31	100,000	105,369
3.476%, 10/01/41	115,000	117,876
IHS Markit, Ltd. 4.125%, 08/01/23	940,000	1,022,062
Service Corp. International 3.375%, 08/15/30	785,000	816,565
5.125%, 06/01/29	858,000	950,235
United Rentals North America, Inc. 4.000%, 07/15/30	85,000	89,462
4.875%, 01/15/28	65,000	69,225

		6,262,394

Computers—0.3%
Apple, Inc. 2.200%, 09/11/29	410,000	442,460
2.650%, 05/11/50	110,000	116,517
3.450%, 02/09/45	215,000	260,490
Booz Allen Hamilton, Inc. 3.875%, 09/01/28 (144A)	987,000	1,016,610
HP, Inc. 2.200%, 06/17/25	265,000	280,509
3.000%, 06/17/27	265,000	292,286
International Business Machines Corp. 1.950%, 05/15/30	570,000	587,184
2.950%, 05/15/50	205,000	218,073
3.500%, 05/15/29	460,000	532,232
4.250%, 05/15/49	100,000	131,083
Leidos, Inc. 3.625%, 05/15/25 (144A)	235,000	262,751
Western Digital Corp. 4.750%, 02/15/26	60,000	66,300

		4,206,495

Diversified Financial Services—0.3%
Capital One Financial Corp. 3.900%, 01/29/24	390,000	427,139
GE Capital Funding LLC
4.400%, 05/15/30 (144A)	475,000	559,658
GE Capital International Funding Co. 4.418%, 11/15/35	200,000	238,488
GTP Acquisition Partners I LLC 3.482%, 06/16/25 (144A)	1,355,000	1,452,767
Mastercard, Inc. 3.350%, 03/26/30	105,000	122,500
Power Finance Corp., Ltd. 3.950%, 04/23/30 (144A)	970,000	1,034,049

		3,834,601

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—1.1%
AES Corp. (The) 3.300%, 07/15/25 (144A)	335,000	$365,150
Alabama Power Co. 4.150%, 08/15/44	285,000	361,016
Berkshire Hathaway Energy Co. 1.650%, 05/15/31 (144A)	165,000	164,873
3.250%, 04/15/28	245,000	279,961
Centrais Eletricas Brasileiras S.A. 3.625%, 02/04/25 (144A)	215,000	223,065
Cleco Corporate Holdings LLC 3.375%, 09/15/29	255,000	261,769
3.743%, 05/01/26	105,000	116,177
4.973%, 05/01/46	20,000	23,370
Commonwealth Edison Co. 3.650%, 06/15/46	325,000	385,689
Connecticut Light & Power Co. (The) 4.000%, 04/01/48	85,000	109,875
Dominion Energy South Carolina, Inc. 5.100%, 06/01/65	95,000	149,385
Dominion Energy, Inc. 3.375%, 04/01/30	110,000	125,235
Duke Energy Carolinas LLC 4.250%, 12/15/41	275,000	349,773
Duke Energy Florida LLC 3.400%, 10/01/46	55,000	62,693
Duke Energy Progress LLC 4.375%, 03/30/44	320,000	410,420
Evergy Metro, Inc. 2.250%, 06/01/30	10,000	10,589
Evergy, Inc. 2.450%, 09/15/24	165,000	174,929
2.900%, 09/15/29	450,000	493,012
Exelon Corp. 2.450%, 04/15/21	80,000	80,314
3.950%, 06/15/25	585,000	661,618
FirstEnergy Corp. 1.600%, 01/15/26	65,000	63,514
2.250%, 09/01/30 (b)	335,000	323,861
Florida Power & Light Co. 3.990%, 03/01/49	80,000	104,432
Georgia Power Co. 2.100%, 07/30/23	530,000	553,546
4.300%, 03/15/42	365,000	462,836
IPALCO Enterprises, Inc. 3.700%, 09/01/24	335,000	365,083
4.250%, 05/01/30 (144A)	985,000	1,136,540
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	395,000	431,516
MidAmerican Energy Co. 3.150%, 04/15/50	205,000	235,611
3.650%, 08/01/48	85,000	103,742
NextEra Energy Capital Holdings, Inc. 2.250%, 06/01/30	310,000	324,830
NRG Energy, Inc. 2.000%, 12/02/25 (144A)	360,000	373,126
2.450%, 12/02/27 (144A)	360,000	378,876

Electric—(Continued)
Oglethorpe Power Corp. 3.750%, 08/01/50 (144A)	65,000	69,727
5.050%, 10/01/48	260,000	329,631
Oncor Electric Delivery Co. LLC 3.100%, 09/15/49	80,000	91,869
5.750%, 03/15/29	110,000	144,993
Pacific Gas & Electric Co. 2.500%, 02/01/31	840,000	841,393
PacifiCorp. 4.125%, 01/15/49	63,000	80,861
4.150%, 02/15/50	80,000	104,184
Public Service Electric & Gas Co. 3.800%, 03/01/46	90,000	110,347
Public Service Enterprise Group, Inc. 1.600%, 08/15/30	235,000	231,559
2.875%, 06/15/24	415,000	446,709
Puget Energy, Inc. 3.650%, 05/15/25	470,000	518,228
4.100%, 06/15/30	360,000	406,853
Sempra Energy 3.400%, 02/01/28	365,000	416,012
3.800%, 02/01/38	165,000	190,885
4.000%, 02/01/48	50,000	59,477
Southern California Edison Co. 2.250%, 06/01/30 (b)	290,000	301,760
2.850%, 08/01/29	315,000	342,552
3.650%, 02/01/50	65,000	73,696
4.125%, 03/01/48	69,000	82,182
Southern Co. (The) 2.950%, 07/01/23	130,000	137,657
3.250%, 07/01/26	335,000	375,706
3.700%, 04/30/30	445,000	515,026
Union Electric Co. 4.000%, 04/01/48	85,000	107,030

		15,644,763

Electronics—0.0%
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	120,000	133,500

Engineering & Construction—0.1%
International Airport Finance S.A. 12.000%, 03/15/33 (144A)	937,822	933,133

Entertainment—0.0%
WMG Acquisition Corp. 3.875%, 07/15/30 (144A)	55,000	58,452

Environmental Control—0.1%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	1,205,000	1,257,189
5.125%, 07/15/29 (144A)	25,000	27,312
Waste Management, Inc. 2.500%, 11/15/50	120,000	120,998
4.150%, 07/15/49	55,000	73,169

		1,478,668

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—0.2%
Conagra Brands, Inc. 1.375%, 11/01/27	475,000	$479,276
4.300%, 05/01/24	175,000	195,821
4.600%, 11/01/25	55,000	64,773
5.400%, 11/01/48	55,000	78,366
Kellogg Co. 3.400%, 11/15/27	270,000	305,248
Kraft Heinz Foods Co. 3.750%, 04/01/30 (144A)	15,000	16,023
4.250%, 03/01/31 (144A)	20,000	22,289
Minerva Luxembourg S.A. 6.500%, 09/20/26	485,000	509,255
Mondelez International, Inc. 1.500%, 05/04/25	200,000	206,809
1.500%, 02/04/31	340,000	335,712
NBM U.S. Holdings, Inc. 7.000%, 05/14/26 (144A)	635,000	691,363
TreeHouse Foods, Inc. 6.000%, 02/15/24 (144A)	60,000	61,125

		2,966,060

Food Service—0.0%
Aramark Services, Inc. 5.000%, 02/01/28 (144A) (b)	60,000	63,225

Forest Products & Paper—0.1%
Suzano Austria GmbH 5.000%, 01/15/30	950,000	1,078,849

Gas—0.1%
AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.875%, 08/20/26	95,000	106,875
Eastern Energy Gas Holdings LLC 2.500%, 11/15/24	340,000	363,687
NiSource, Inc. 3.490%, 05/15/27	425,000	481,741
3.600%, 05/01/30	530,000	612,981

		1,565,284

Healthcare-Products—0.2%
Alcon Finance Corp. 2.750%, 09/23/26 (144A)	400,000	437,680
3.000%, 09/23/29 (144A)	265,000	289,074
Baxter International, Inc. 3.950%, 04/01/30 (144A)	195,000	232,927
Boston Scientific Corp. 1.900%, 06/01/25	225,000	236,293
3.750%, 03/01/26	745,000	845,268
Hill-Rom Holdings, Inc. 4.375%, 09/15/27 (144A)	140,000	147,902
Teleflex, Inc. 4.250%, 06/01/28 (144A)	85,000	90,100
Thermo Fisher Scientific, Inc. 3.000%, 04/15/23	45,000	47,490

		2,326,734

Healthcare-Services—0.3%
Anthem, Inc. 3.500%, 08/15/24	225,000	$246,839
4.625%, 05/15/42	170,000	221,350
Centene Corp. 3.375%, 02/15/30	20,000	21,042
4.250%, 12/15/27	110,000	116,600
4.625%, 12/15/29	1,138,000	1,263,419
CommonSpirit Health 3.347%, 10/01/29	80,000	87,803
HCA, Inc. 3.500%, 09/01/30	150,000	159,303
Rede D’or Finance Sarl 4.500%, 01/22/30 (144A)	1,210,000	1,261,425
Sutter Health 3.361%, 08/15/50	210,000	228,171
UnitedHealth Group, Inc. 2.375%, 08/15/24	325,000	346,259
2.875%, 08/15/29	275,000	312,427
3.500%, 08/15/39	190,000	225,724
4.750%, 07/15/45	70,000	98,573

		4,588,935

Home Builders—0.1%
PulteGroup, Inc. 5.500%, 03/01/26	1,265,000	1,505,242
Toll Brothers Finance Corp. 4.875%, 11/15/25	130,000	145,925

		1,651,167

Insurance—0.3%
American International Group, Inc. 2.500%, 06/30/25	885,000	951,180
Aon Corp. 2.200%, 11/15/22	350,000	361,737
Genworth Holdings, Inc. 4.900%, 08/15/23	90,000	85,050
Marsh & McLennan Cos., Inc. 3.875%, 03/15/24	330,000	363,924
4.375%, 03/15/29	140,000	170,376
4.750%, 03/15/39	245,000	329,351
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/70 (144A)	83,000	91,425
MGIC Investment Corp. 5.750%, 08/15/23	90,000	97,425
New York Life Global Funding 2.000%, 01/22/25 (144A)	595,000	625,901
Progressive Corp. (The) 3.200%, 03/26/30	285,000	328,046
Unum Group 4.000%, 06/15/29	145,000	163,011
4.500%, 03/15/25	315,000	356,719
4.500%, 12/15/49	230,000	241,976
Voya Financial, Inc. 4.800%, 06/15/46	10,000	12,656

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Willis North America, Inc. 3.600%, 05/15/24	210,000	$229,267

		4,408,044

Internet—0.3%
Alibaba Group Holding, Ltd. 3.400%, 12/06/27	810,000	906,433
Amazon.com, Inc. 3.875%, 08/22/37	470,000	585,597
NortonLifeLock, Inc. 5.000%, 04/15/25 (144A)	815,000	831,300
Tencent Holdings, Ltd. 1.810%, 01/26/26 (144A)	425,000	434,358
2.390%, 06/03/30 (144A)	355,000	363,946
3.975%, 04/11/29 (144A)	700,000	797,245

		3,918,879

Iron/Steel—0.1%
Commercial Metals Co. 5.375%, 07/15/27	60,000	63,150
Metinvest B.V. 5.625%, 06/17/25 (144A) (EUR)	355,000	448,865
Steel Dynamics, Inc. 2.800%, 12/15/24	357,000	383,739
Vale Overseas, Ltd. 3.750%, 07/08/30	690,000	767,632

		1,663,386

Lodging—0.0%
Hilton Domestic Operating Co., Inc. 5.125%, 05/01/26	35,000	36,138
Las Vegas Sands Corp. 3.500%, 08/18/26	220,000	235,364

		271,502

Machinery-Construction & Mining—0.0%
BWX Technologies, Inc. 5.375%, 07/15/26 (144A)	30,000	31,163

Machinery-Diversified—0.0%
Otis Worldwide Corp. 2.565%, 02/15/30	510,000	547,363

Media—0.9%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.250%, 02/01/31 (144A)	215,000	226,580
4.500%, 08/15/30 (144A)	125,000	132,656
5.125%, 05/01/27 (144A)	15,000	15,918
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
2.300%, 02/01/32	445,000	445,233
3.700%, 04/01/51	55,000	57,014
5.125%, 07/01/49	105,000	127,953
5.750%, 04/01/48	180,000	235,170

Media—(Continued)
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
6.484%, 10/23/45	1,420,000	2,012,118
6.834%, 10/23/55	90,000	136,279
Comcast Corp. 3.200%, 07/15/36	100,000	113,486
3.250%, 11/01/39	470,000	532,691
3.400%, 07/15/46	75,000	86,098
3.750%, 04/01/40	565,000	678,873
4.049%, 11/01/52	45,000	57,445
4.700%, 10/15/48	55,000	76,505
4.750%, 03/01/44	55,000	75,193
4.950%, 10/15/58	255,000	386,378
COX Communications, Inc. 3.150%, 08/15/24 (144A)	1,165,000	1,262,908
CSC Holdings LLC 3.375%, 02/15/31 (144A)	1,035,000	1,015,594
4.125%, 12/01/30 (144A)	200,000	209,120
Discovery Communications LLC 3.800%, 03/13/24	99,000	108,003
3.950%, 06/15/25	2,000	2,247
4.000%, 09/15/55 (144A)	516,000	576,466
5.300%, 05/15/49	147,000	193,643
DISH DBS Corp. 5.875%, 11/15/24	130,000	136,310
Sirius XM Radio, Inc. 4.125%, 07/01/30 (144A)	60,000	63,862
Time Warner Cable LLC 4.500%, 09/15/42	400,000	468,069
6.550%, 05/01/37	85,000	116,556
ViacomCBS, Inc. 4.200%, 05/19/32	220,000	264,971
4.950%, 01/15/31	1,045,000	1,308,150
5.875%, 3M LIBOR + 3.895%, 02/28/57 (d)	10,000	10,375
6.250%, 3M LIBOR + 3.899%, 02/28/57 (d)	15,000	16,840
Videotron, Ltd. 5.375%, 06/15/24 (144A)	145,000	159,862
Walt Disney Co. (The) 2.650%, 01/13/31	420,000	460,180

		11,768,746

Mining—0.1%
Anglo American Capital plc 4.875%, 05/14/25 (144A)	520,000	601,398
5.625%, 04/01/30 (144A)	420,000	534,618
Kaiser Aluminum Corp. 4.625%, 03/01/28 (144A)	60,000	62,250

		1,198,266

Miscellaneous Manufacturing—0.0%
General Electric Co. 3.625%, 05/01/30 (b)	215,000	245,593
Trane Technologies Global Holding Co., Ltd. 2.900%, 02/21/21	210,000	210,664
Trane Technologies Luxembourg Finance S.A. 4.500%, 03/21/49	80,000	104,115

		560,372

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Multi-National—0.0%
Inter-American Development Bank 7.250%, 06/10/21 (MXN)	10,375,000	$524,747

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 3.250%, 02/15/29 (b)	663,000	676,061
4.250%, 04/01/28	60,000	63,346
Xerox Holdings Corp. 5.500%, 08/15/28 (144A)	60,000	63,669

		803,076

Oil & Gas—0.4%
Apache Corp. 4.875%, 11/15/27	60,000	63,600
BP Capital Markets America, Inc. 3.633%, 04/06/30	130,000	151,165
Continental Resources, Inc. 5.750%, 01/15/31 (144A)	50,000	55,499
Equinor ASA 1.750%, 01/22/26	390,000	409,593
3.625%, 04/06/40	270,000	324,868
3.700%, 04/06/50	180,000	216,530
Exxon Mobil Corp. 4.227%, 03/19/40	355,000	441,256
4.327%, 03/19/50	10,000	12,973
Hess Corp. 7.125%, 03/15/33	127,000	165,758
7.300%, 08/15/31	245,000	320,381
Marathon Petroleum Corp. 4.700%, 05/01/25	445,000	509,676
Ovintiv, Inc. 6.500%, 08/15/34	11,000	12,731
6.500%, 02/01/38	10,000	11,165
7.375%, 11/01/31	15,000	17,794
Phillips 66 2.150%, 12/15/30	170,000	172,479
Saudi Arabian Oil Co. 2.250%, 11/24/30 (144A)	200,000	203,552
2.875%, 04/16/24 (144A) (b)	400,000	424,397
SM Energy Co. 6.125%, 11/15/22	55,000	53,350
Sunoco L.P. / Sunoco Finance Corp. 5.500%, 02/15/26	60,000	61,500
5.875%, 03/15/28	60,000	64,800
Tullow Oil plc 7.000%, 03/01/25 (144A)	500,000	332,500
Valero Energy Corp. 2.150%, 09/15/27	590,000	602,586
4.000%, 04/01/29	185,000	208,031
4.900%, 03/15/45	235,000	273,484
YPF S.A. 16.500%, 05/09/22 (144A) (ARS)†	19,392,845	83,237

		5,192,905

Oil & Gas Services—0.1%
Borets Finance DAC 6.000%, 09/17/26 (144A)	1,030,000	1,075,114
Halliburton Co. 4.850%, 11/15/35	160,000	186,592

		1,261,706

Packaging & Containers—0.1%
Ball Corp. 4.000%, 11/15/23	1,060,000	1,128,900
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A)	150,000	160,687
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/23 (144A)	3,000	3,037

		1,292,624

Pharmaceuticals—0.6%
AbbVie, Inc. 2.950%, 11/21/26	575,000	636,050
3.200%, 11/21/29	180,000	201,623
4.250%, 11/21/49	390,000	488,814
4.625%, 10/01/42	255,000	323,297
Bausch Health Cos., Inc. 5.750%, 08/15/27 (144A)	100,000	107,250
7.000%, 03/15/24 (144A)	30,000	30,862
Bayer U.S. Finance LLC 4.250%, 12/15/25 (144A)	535,000	611,419
4.875%, 06/25/48 (144A)	200,000	257,172
Becton Dickinson & Co. 2.823%, 05/20/30 (b)	70,000	76,895
3.363%, 06/06/24	925,000	1,005,383
Bristol-Myers Squibb Co. 0.750%, 11/13/25	745,000	749,926
2.550%, 11/13/50	180,000	183,755
CVS Health Corp. 4.125%, 04/01/40	590,000	703,459
5.050%, 03/25/48	10,000	13,532
5.125%, 07/20/45	315,000	423,473
GlaxoSmithKline Capital, Inc. 3.625%, 05/15/25	535,000	601,088
Pfizer, Inc. 1.700%, 05/28/30	380,000	394,307
2.625%, 04/01/30	165,000	184,051
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	97,000	98,264
Takeda Pharmaceutical Co., Ltd. 2.050%, 03/31/30	205,000	209,629
Teva Pharmaceutical Finance Netherlands B.V. 3.150%, 10/01/26	650,000	624,819
Viatris, Inc. 1.650%, 06/22/25 (144A)	165,000	170,510
2.300%, 06/22/27 (144A)	130,000	138,344

		8,233,922

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—0.5%
Cheniere Energy Partners L.P. 4.500%, 10/01/29	10,000	$10,578
DCP Midstream Operating L.P. 3.875%, 03/15/23	20,000	20,600
4.950%, 04/01/22	26,000	26,780
5.600%, 04/01/44	50,000	51,561
Energy Transfer Operating L.P. 3.750%, 05/15/30	195,000	210,229
4.950%, 06/15/28	180,000	207,386
5.250%, 04/15/29	305,000	355,947
5.950%, 10/01/43	20,000	22,628
6.125%, 12/15/45	570,000	675,266
6.250%, 04/15/49	105,000	126,826
EQM Midstream Partners L.P. 6.500%, 07/01/27 (144A)	30,000	33,781
Galaxy Pipeline Assets Bidco, Ltd. 2.625%, 03/31/36 (144A)	1,195,000	1,239,612
MPLX L.P. 1.750%, 03/01/26	30,000	31,040
4.125%, 03/01/27	165,000	190,233
4.250%, 12/01/27	285,000	334,504
4.700%, 04/15/48	345,000	408,488
5.200%, 03/01/47	65,000	78,955
ONEOK, Inc. 3.100%, 03/15/30	55,000	58,560
4.000%, 07/13/27	75,000	83,596
4.450%, 09/01/49	205,000	215,280
5.850%, 01/15/26	225,000	269,442
6.000%, 06/15/35	20,000	24,476
7.150%, 01/15/51	35,000	48,359
Phillips 66 Partners L.P. 4.900%, 10/01/46	415,000	464,336
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (144A) (b)	360,000	426,488
Sunoco Logistics Partners Operations L.P. 4.000%, 10/01/27	120,000	131,261
5.300%, 04/01/44	35,000	37,783
5.350%, 05/15/45	35,000	38,746
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.875%, 02/01/31 (144A)	65,000	70,525
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	120,000	124,033
TransCanada PipeLines, Ltd. 4.100%, 04/15/30	380,000	448,731
4.625%, 03/01/34	240,000	293,089
Western Midstream Operating L.P. 5.050%, 02/01/30	60,000	66,750
Williams Cos., Inc. (The) 4.900%, 01/15/45	17,000	20,045
5.100%, 09/15/45	30,000	37,025
5.800%, 11/15/43	60,000	78,188
6.300%, 04/15/40	58,000	77,044

		7,038,171

Real Estate Investment Trusts—0.4%
American Tower Corp. 1.500%, 01/31/28	545,000	548,156
2.400%, 03/15/25	255,000	271,097
2.950%, 01/15/51	385,000	385,181
Brixmor Operating Partnership L.P. 4.050%, 07/01/30	540,000	619,476
Equinix, Inc. 1.800%, 07/15/27	75,000	77,172
GLP Capital L.P. / GLP Financing II, Inc. 4.000%, 01/15/31	515,000	561,978
5.300%, 01/15/29	235,000	273,451
5.750%, 06/01/28	270,000	319,804
SBA Tower Trust 2.836%, 01/15/25 (144A)	545,000	580,252
3.168%, 04/11/22 (144A)	995,000	1,002,990
VEREIT Operating Partnership L.P. 2.200%, 06/15/28	25,000	25,552
2.850%, 12/15/32	30,000	31,349
3.400%, 01/15/28	110,000	121,381
VICI Properties L.P. / VICI Note Co., Inc. 4.250%, 12/01/26 (144A)	35,000	36,300

		4,854,139

Retail—0.3%
1011778 BC ULC / New Red Finance, Inc. 3.500%, 02/15/29 (144A)	60,000	59,925
Alimentation Couche-Tard, Inc. 2.950%, 01/25/30 (144A)	145,000	158,377
3.800%, 01/25/50 (144A)	85,000	100,524
AutoZone, Inc. 3.625%, 04/15/25	180,000	201,591
FirstCash, Inc. 4.625%, 09/01/28 (144A)	503,000	518,719
Home Depot, Inc. (The) 3.300%, 04/15/40	785,000	923,904
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.750%, 06/01/27 (144A)	60,000	63,361
Lithia Motors, Inc. 4.625%, 12/15/27 (144A)	120,000	126,600
Lowe’s Cos., Inc. 1.700%, 10/15/30	840,000	847,543
3.700%, 04/15/46	60,000	71,027
McDonald’s Corp. 3.350%, 04/01/23	330,000	351,521
3.625%, 09/01/49	385,000	450,992
4.200%, 04/01/50	145,000	186,081
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.875%, 03/01/27	75,000	78,375

		4,138,540

Semiconductors—0.4%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	65,000	73,036

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
Broadcom, Inc. 5.000%, 04/15/30	1,170,000	$1,421,559
Entegris, Inc. 4.375%, 04/15/28 (144A)	90,000	95,850
4.625%, 02/10/26 (144A)	75,000	77,812
Intel Corp. 3.100%, 02/15/60	330,000	362,496
Microchip Technology, Inc. 2.670%, 09/01/23 (144A)	715,000	747,742
4.250%, 09/01/25 (144A)	25,000	26,447
NVIDIA Corp. 3.500%, 04/01/40	385,000	461,713
NXP B.V. / NXP Funding LLC 4.300%, 06/18/29 (144A)	116,000	138,186
4.875%, 03/01/24 (144A)	659,000	743,195
5.350%, 03/01/26 (144A)	200,000	240,890
5.550%, 12/01/28 (144A)	165,000	210,152
Qorvo, Inc. 3.375%, 04/01/31 (144A)	50,000	51,625
QUALCOMM, Inc. 4.650%, 05/20/35	32,000	42,776
4.800%, 05/20/45 (b)	198,000	281,273

		4,974,752

Software—0.5%
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A)	817,000	836,404
CDK Global, Inc. 5.250%, 05/15/29 (144A)	25,000	27,698
5.875%, 06/15/26	5,000	5,245
Fair Isaac Corp. 4.000%, 06/15/28 (144A)	117,000	123,143
Fidelity National Information Services, Inc. 3.750%, 05/21/29	243,000	285,146
4.250%, 05/15/28	115,000	136,884
Fiserv, Inc. 2.250%, 06/01/27	1,205,000	1,283,704
3.200%, 07/01/26	390,000	436,766
Microsoft Corp. 2.675%, 06/01/60	42,000	45,406
3.700%, 08/08/46	90,000	113,956
3.950%, 08/08/56	203,000	278,194
MSCI, Inc. 3.625%, 09/01/30 (144A)	5,000	5,225
3.875%, 02/15/31 (144A)	106,000	112,095
4.000%, 11/15/29 (144A)	20,000	21,300
5.375%, 05/15/27 (144A)	1,118,000	1,193,465
Open Text Corp. 5.875%, 06/01/26 (144A)	115,000	119,600
Oracle Corp. 3.600%, 04/01/40	160,000	187,223
3.850%, 04/01/60	820,000	1,006,216
4.000%, 11/15/47	180,000	221,993
SS&C Technologies, Inc. 5.500%, 09/30/27 (144A)	524,000	559,642

		6,999,305

Telecommunications—1.0%
AT&T, Inc. 3.500%, 02/01/61	565,000	561,556
3.550%, 09/15/55 (144A)	1,039,000	1,033,475
3.650%, 06/01/51	705,000	736,879
3.650%, 09/15/59 (144A)	26,000	26,076
3.800%, 12/01/57 (144A)	251,000	260,689
Nokia Oyj 4.375%, 06/12/27	255,000	278,110
6.625%, 05/15/39	110,000	140,504
SoftBank Group Corp. 6.000%, 5Y USD ICE Swap + 4.226%, 07/19/23 (d)	1,060,000	1,033,235
Sprint Corp. 7.125%, 06/15/24	100,000	116,939
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.152%, 03/20/28 (144A)	540,000	625,050
T-Mobile USA, Inc. 2.050%, 02/15/28 (144A)	835,000	868,534
3.300%, 02/15/51 (144A)	185,000	190,334
3.500%, 04/15/25 (144A)	580,000	640,888
3.875%, 04/15/30 (144A)	715,000	827,977
4.500%, 04/15/50 (144A)	250,000	308,346
6.500%, 01/15/26	1,145,000	1,185,075
Telecom Italia Capital S.A. 6.000%, 09/30/34	45,000	54,814
7.721%, 06/04/38	50,000	69,500
Telefonica Celular del Paraguay S.A. 5.875%, 04/15/27 (144A)	730,000	777,450
Telefonica Emisiones S.A.U. 4.895%, 03/06/48	175,000	219,661
5.213%, 03/08/47	150,000	193,377
VEON Holdings B.V. 3.375%, 11/25/27 (144A)	435,000	447,010
Verizon Communications, Inc. 2.650%, 11/20/40	270,000	272,661
2.875%, 11/20/50	165,000	166,078
2.987%, 10/30/56 (144A)	250,000	251,124
3.000%, 11/20/60	110,000	110,509
3.150%, 03/22/30	245,000	274,502
4.400%, 11/01/34	535,000	667,177
4.500%, 08/10/33	490,000	617,339
4.672%, 03/15/55	175,000	234,717
Vodafone Group plc 6.150%, 02/27/37	375,000	539,885

		13,729,471

Transportation—0.1%
FedEx Corp. 3.300%, 03/15/27	160,000	179,206
4.250%, 05/15/30	315,000	382,532
Union Pacific Corp. 2.973%, 09/16/62 (144A)	485,000	505,440

		1,067,178

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Trucking & Leasing—0.1%
DAE Funding LLC 4.500%, 08/01/22 (144A)	15,000	$15,176
5.000%, 08/01/24 (144A)	15,000	15,375
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.700%, 11/01/24 (144A)	455,000	487,376
4.000%, 07/15/25 (144A)	405,000	459,185

		977,112

Water—0.0%
American Water Capital Corp. 2.800%, 05/01/30	160,000	176,526
4.150%, 06/01/49	205,000	269,983

		446,509

Total Corporate Bonds & Notes (Cost $167,204,972)		180,649,177

Mortgage-Backed Securities—4.6%

Collateralized Mortgage Obligations—2.6%
Adjustable Rate Mortgage Trust 0.648%, 1M LIBOR + 0.500%, 01/25/36 (d)	129,083	124,499
0.688%, 1M LIBOR + 0.540%, 11/25/35 (d)	103,496	102,783
Angel Oak Mortgage Trust LLC 0.990%, 04/25/53 (144A) (d)	1,065,000	1,065,213
2.930%, 05/25/59 (144A) (d)	806,084	817,598
3.628%, 03/25/49 (144A) (d)	194,941	199,371
3.920%, 11/25/48 (144A) (d)	605,763	620,317
Arroyo Mortgage Trust 3.347%, 04/25/49 (144A) (d)	1,094,637	1,127,779
Bear Stearns Adjustable Rate Mortgage Trust 3.447%, 07/25/36 (d)	203,028	192,370
Bear Stearns ALT-A Trust 0.628%, 1M LIBOR + 0.480%, 02/25/36 (d)	433,879	426,893
Bear Stearns Mortgage Funding Trust 0.328%, 1M LIBOR + 0.180%, 10/25/36 (d)	108,899	94,594
0.348%, 1M LIBOR + 0.200%, 02/25/37 (d)	443,539	412,181
Bellemeade Re, Ltd. 1.248%, 1M LIBOR + 1.100%, 07/25/29 (144A) (d)	91,958	91,958
1.548%, 1M LIBOR + 1.400%, 10/25/29 (144A) (d)	420,314	419,803
CIM Trust 3.000%, 04/25/57 (144A) (d)	662,602	676,169
Citigroup Mortgage Loan Trust 2.720%, 07/25/49 (144A) (d)	271,898	276,778
COLT Mortgage Loan Trust
2.579%, 11/25/49 (144A) (d)	549,299	556,250
3.337%, 05/25/49 (144A) (d)	311,168	313,027
3.705%, 03/25/49 (144A) (d)	184,495	186,296
Connecticut Avenue Securities Trust 2.298%, 1M LIBOR + 2.150%, 09/25/31 (144A) (d)	282,210	281,867
2.248%, 1M LIBOR + 2.100%, 06/25/39 (144A) (d)	428,744	427,778
2.298%, 1M LIBOR + 2.150%, 11/25/39 (144A) (d)	279,855	275,576
Countrywide Alternative Loan Trust
0.598%, 1M LIBOR + 0.450%, 03/01/38 (d)	176,693	146,977
0.688%, 1M LIBOR + 0.540%, 01/25/36 (d)	104,943	101,681

Collateralized Mortgage Obligations—(Continued)
Countrywide Alternative Loan Trust
0.948%, 1M LIBOR + 0.800%, 12/25/35 (d)	113,994	92,250
1.959%, 12M MTA + 1.350%, 08/25/35 (d)	214,331	193,729
5.500%, 11/25/35	466,000	368,703
Countrywide Home Loan Mortgage Pass-Through Trust 0.548%, 1M LIBOR + 0.400%, 04/25/46 (d)	253,890	213,526
0.828%, 1M LIBOR + 0.680%, 02/25/35 (d)	97,728	90,480
2.997%, 09/25/47 (d)	289,119	270,317
3.404%, 06/20/35 (d)	9,157	9,379
Credit Suisse Mortgage Capital Certificates Trust 3.250%, 04/25/47 (144A) (d)	415,589	432,292
Deephaven Residential Mortgage Trust 2.453%, 06/25/47 (144A) (d)	75,227	75,253
2.964%, 07/25/59 (144A) (d)	857,675	866,488
3.558%, 04/25/59 (144A) (d)	344,456	346,661
3.789%, 08/25/58 (144A) (d)	429,699	431,685
Deutsche ALT-A Securities Mortgage Loan Trust 0.298%, 1M LIBOR + 0.150%, 12/25/36 (d)	276,144	262,345
GreenPoint Mortgage Funding Trust 2.009%, 12M MTA + 1.400%, 10/25/45 (d)	183,740	152,125
GSR Mortgage Loan Trust 0.448%, 1M LIBOR + 0.300%, 01/25/37 (d)	515,855	142,927
3.050%, 01/25/36 (d)	278,552	278,201
6.000%, 07/25/37	173,053	152,807
Home Re, Ltd. 1.748%, 1M LIBOR + 1.600%, 10/25/28 (144A) (d)	204,195	203,816
Homeward Opportunities Fund I Trust 2.702%, 09/25/59 (144A) (d)	327,371	330,978
IndyMac INDX Mortgage Loan Trust 3.258%, 10/25/35 (d)	19,621	18,183
JPMorgan Mortgage Trust 3.514%, 05/25/36 (d)	18,270	16,321
Legacy Mortgage Asset Trust 3.000%, 06/25/59 (144A) (n)	760,284	763,727
3.250%, 11/25/59 (144A) (n)	966,506	968,106
LSTAR Securities Investment Trust 1.655%, 1M LIBOR + 1.500%, 04/01/24 (144A) (d)	125,800	129,637
1.855%, 1M LIBOR + 1.700%, 03/01/24 (144A) (d)	330,051	328,153
LSTAR Securities Investment, Ltd. 1.655%, 1M LIBOR + 1.500%, 04/01/24 (144A) (d)	375,386	372,132
1.655%, 1M LIBOR + 1.500%, 05/01/24 (144A) (d)	893,929	881,557
MASTR Adjustable Rate Mortgages Trust 3.007%, 09/25/33 (d)	52,924	51,222
3.176%, 11/21/34 (d)	60,994	62,328
Metlife Securitization Trust 3.750%, 03/25/57 (144A) (d)	587,089	633,008
MFA Trust 2.588%, 02/25/57 (144A) (d)	141,471	143,121
Morgan Stanley Mortgage Loan Trust 3.572%, 05/25/36 (d)	175,481	122,162
Mortgage Insurance-Linked Notes 2.048%, 1M LIBOR + 1.900%, 11/26/29 (144A) (d)	771,000	769,160
New Residential Mortgage Loan Trust
0.898%, 1M LIBOR + 0.750%, 01/25/48 (144A) (d)	816,086	816,839
2.492%, 09/25/59 (144A) (d)	353,766	360,335
3.500%, 08/25/59 (144A) (d)	639,389	667,230

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
New Residential Mortgage Loan Trust
3.750%, 11/26/35 (144A) (d)	561,524	$595,518
4.000%, 02/25/57 (144A) (d)	984,339	1,063,818
4.000%, 03/25/57 (144A) (d)	1,031,885	1,115,837
4.000%, 04/25/57 (144A) (d)	818,455	870,370
4.000%, 05/25/57 (144A) (d)	624,748	678,015
4.000%, 09/25/57 (144A) (d)	858,440	926,299
Oaktown Re III, Ltd. 1.548%, 1M LIBOR + 1.400%, 07/25/29 (144A) (d)	61,246	61,255
Preston Ridge Partners Mortgage 2.363%, 11/25/25 (144A) (n)	238,942	239,120
2.857%, 09/25/25 (144A) (n)	856,843	863,826
3.500%, 10/25/24 (144A) (d)	331,637	335,662
Radnor RE, Ltd. 1.348%, 1M LIBOR + 1.200%, 06/25/29 (144A) (d)	79,888	79,852
RALI Series Trust 0.748%, 1M LIBOR + 0.600%, 04/25/36 (d)	573,233	541,332
6.000%, 12/25/35	188,576	187,366
RFMSI Trust 3.212%, 08/25/35 (d)	65,965	39,547
Seasoned Credit Risk Transfer Trust 2.500%, 08/25/59	705,982	734,039
3.500%, 11/25/57	452,757	502,818
3.500%, 03/25/58	1,138,848	1,243,036
3.500%, 07/25/58	1,237,324	1,379,040
3.500%, 08/25/58	242,249	270,363
3.500%, 10/25/58	1,218,982	1,344,653
Structured Adjustable Rate Mortgage Loan Trust 0.448%, 1M LIBOR + 0.300%, 09/25/34 (d)	50,825	46,991
Verus Securitization Trust 3.211%, 05/25/59 (144A) (d)	428,927	432,230
WaMu Mortgage Pass-Through Certificates Trust 1.489%, 12M MTA + 0.880%, 10/25/46 (d)	163,006	149,121
3.139%, 06/25/37 (d)	99,205	93,108
Washington Mutual Mortgage Pass-Through Certificates 0.748%, 1M LIBOR + 0.600%, 07/25/36 (d)	82,622	52,480
Wells Fargo Mortgage-Backed Securities Trust 2.721%, 10/25/36 (d)	78,967	75,467
3.079%, 09/25/36 (d)	75,529	72,379

		34,948,483

Commercial Mortgage-Backed Securities—2.0%
BANK 0.602%, 11/15/62 (d) (e)	4,591,211	207,045
0.648%, 11/15/62 (d) (e)	2,267,074	113,774
0.699%, 12/15/52 (d) (e)	3,660,062	196,541
0.736%, 11/15/50 (d) (e)	8,220,425	344,762
0.803%, 11/15/54 (d) (e)	980,388	43,256
0.838%, 09/15/62 (d) (e)	4,476,467	268,298
0.902%, 05/15/62 (d) (e)	2,906,848	181,546
1.787%, 03/15/63 (d) (e)	5,026,255	703,500
Barclays Commercial Mortgage Trust 0.988%, 04/15/53 (d) (e)	1,280,000	107,944
4.970%, 12/15/51 (d)	475,000	531,027
Benchmark Mortgage Trust 1.794%, 07/15/53 (d) (e)	1,329,535	159,809

Commercial Mortgage-Backed Securities—(Continued)
Benchmark Mortgage Trust 0.515%, 07/15/51 (d) (e)	4,358,263	122,961
0.517%, 01/15/51 (d) (e)	2,469,718	72,120
1.066%, 08/15/52 (d) (e)	2,047,307	131,938
1.229%, 03/15/62 (d) (e)	6,129,857	480,231
1.523%, 01/15/54 (d) (e)	2,369,000	298,628
BX Commercial Mortgage Trust 1.079%, 1M LIBOR + 0.920%, 10/15/36 (144A) (d)	1,148,650	1,150,792
CAMB Commercial Mortgage Trust 2.709%, 1M LIBOR + 2.550%, 12/15/37 (144A) (d)	665,000	644,116
Century Plaza Towers 2.865%, 11/13/39 (144A)	585,000	641,904
Citigroup Commercial Mortgage Trust 0.940%, 07/10/47 (d) (e)	3,594,867	104,034
1.037%, 04/10/48 (d) (e)	3,959,459	151,264
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.580%, 02/10/47 (d) (e)	2,746,253	42,655
0.656%, 08/10/46 (d) (e)	847,650	12,688
1.059%, 1M LIBOR + 0.900%, 10/15/34 (144A) (d)	1,010,000	1,006,133
1.686%, 10/15/45 (d) (e)	342,281	8,296
2.853%, 10/15/45	178,907	184,138
3.101%, 03/10/46	145,000	150,336
3.213%, 03/10/46	171,029	179,974
3.424%, 03/10/31 (144A)	1,065,000	1,124,995
3.612%, 06/10/46 (d)	260,000	277,160
3.796%, 08/10/47	225,000	248,309
3.961%, 03/10/47	235,125	256,921
4.074%, 02/10/47 (d)	115,000	126,158
4.205%, 08/10/46	100,035	108,689
4.210%, 08/10/46 (d)	175,000	189,908
4.236%, 02/10/47 (d)	190,000	208,731
4.591%, 10/15/45 (144A) (d)	210,000	10,500
4.750%, 10/15/45 (144A) (d)	355,000	108,126
Credit Suisse First Boston Mortgage Securities Corp. 4.877%, 04/15/37	1,657	1,605
CSAIL Commercial Mortgage Trust 0.751%, 06/15/57 (d) (e)	11,953,793	318,499
0.925%, 11/15/48 (d) (e)	810,637	29,100
1.919%, 01/15/49 (d) (e)	1,695,134	126,838
DBJPM Mortgage Trust 1.714%, 09/15/53 (d) (e)	1,012,538	110,715
GS Mortgage Securities Corp. 2.954%, 11/05/34 (144A)	1,200,000	1,198,616
GS Mortgage Securities Trust 0.073%, 07/10/46 (d) (e)	10,688,024	21,823
1.323%, 08/10/44 (144A) (d) (e)	909,794	2,084
3.674%, 04/10/47 (144A)	235,000	12,190
4.962%, 04/10/47 (144A) (d)	465,000	249,290
JPMBB Commercial Mortgage Securities Trust 0.627%, 09/15/47 (d) (e)	3,274,135	62,710
3.363%, 07/15/45	357,842	375,040
JPMorgan Chase Commercial Mortgage Securities Trust 2.733%, 10/15/45 (144A) (d)	400,000	148,246
2.812%, 01/16/37 (144A)	305,000	317,104
4.419%, 12/15/47 (144A) (d)	130,000	95,186

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Bank of America Merrill Lynch Trust 1.001%, 12/15/47 (d) (e)	1,950,481	$58,701
1.017%, 10/15/48 (d) (e)	842,513	31,711
2.918%, 02/15/46	130,000	135,058
3.134%, 12/15/48	480,000	500,731
3.176%, 08/15/45	245,000	252,548
3.766%, 11/15/46	160,061	171,456
4.259%, 10/15/46 (d)	115,000	123,911
Morgan Stanley Capital Trust 1.419%, 06/15/50 (d) (e)	1,678,861	101,427
3.912%, 09/09/32 (144A)	1,140,000	1,227,316
5.244%, 07/15/49 (144A) (d)	265,000	135,208
5.669%, 10/12/52 (144A) (d)	12,137	2,735
MTRO Commercial Mortgage Trust 1.959%, 1M LIBOR + 1.800%, 12/15/33 (144A) (d)	565,000	536,742
Natixis Commercial Mortgage Securities Trust 2.906%, 10/15/36 (144A)	310,000	310,820
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (d)	150,000	152,472
SG Commercial Mortgage Securities Trust 2.632%, 03/15/37 (144A)	1,230,000	1,268,194
UBS Commercial Mortgage Trust 1.081%, 08/15/50 (d) (e)	912,237	44,936
UBS-Barclays Commercial Mortgage Trust 1.009%, 1M LIBOR + 0.850%, 08/15/36 (144A) (d)	1,802,000	1,781,739
1.486%, 02/15/50 (d) (e)	5,475,724	382,331
2.850%, 12/10/45	325,000	336,871
3.091%, 08/10/49	595,813	616,038
3.185%, 03/10/46	240,000	250,738
3.244%, 04/10/46	300,119	314,842
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,105,000	1,142,645
Wells Fargo Commercial Mortgage Trust 0.901%, 09/15/57 (d) (e)	4,979,787	178,910
1.095%, 05/15/48 (d) (e)	2,957,288	109,088
2.918%, 10/15/45	282,311	290,790
2.942%, 10/15/49	890,000	976,540
4.146%, 05/15/48 (d)	80,000	78,427
WF-RBS Commercial Mortgage Trust 1.264%, 03/15/47 (d) (e)	1,535,778	50,010
2.870%, 11/15/45	349,099	358,017
2.875%, 12/15/45	175,000	181,282
3.016%, 11/15/47 (144A)	550,000	180,005
3.071%, 03/15/45	185,000	193,230
3.345%, 05/15/45	100,000	104,994
3.723%, 05/15/47	131,730	138,925
3.995%, 05/15/47	160,281	175,582
4.045%, 03/15/47	40,000	43,729
4.101%, 03/15/47	335,000	368,613
5.000%, 06/15/44 (144A) (d)	105,000	39,711
5.579%, 04/15/45 (144A) (d)	255,000	257,851

		27,573,127

Total Mortgage-Backed Securities (Cost $64,562,745)		62,521,610

Asset-Backed Securities—3.0%
Security Description	Principal Amount*	Value

Asset-Backed - Automobile—0.3%
AmeriCredit Automobile Receivables Trust 2.580%, 09/18/25	535,000	555,255
Drive Auto Receivables Trust 2.700%, 02/16/27	465,000	479,639
Exeter Automobile Receivables Trust 2.580%, 09/15/25 (144A)	1,045,000	1,074,710
2.730%, 12/15/25 (144A)	315,000	326,758
Santander Drive Auto Receivables Trust 1.480%, 01/15/27	140,000	141,363
Westlake Automobile Receivables Trust 1.650%, 02/17/26 (144A)	415,000	419,953
2.720%, 11/15/24 (144A)	765,000	785,645
3.280%, 12/15/22 (144A)	580,015	581,719

		4,365,042

Asset-Backed - Home Equity—0.1%
GSAA Home Equity Trust 0.248%, 1M LIBOR + 0.100%, 12/25/46 (d)	66,068	41,666
0.748%, 1M LIBOR + 0.600%, 03/25/36 (d)	708,846	482,423
5.985%, 06/25/36 (d)	493,000	198,743
Morgan Stanley ABS Capital I, Inc. Trust 0.448%, 1M LIBOR + 0.300%, 06/25/36 (d)	10,430	9,178
Renaissance Home Equity Loan Trust 6.120%, 11/25/36 (n)	245,329	138,719
Soundview Home Loan Trust 0.648%, 1M LIBOR + 0.500%, 11/25/36 (d)	485,000	457,243

		1,327,972

Asset-Backed - Other—2.6%
Affirm Asset Securitization Trust 1.900%, 01/15/25 (144A)	695,748	698,766
3.460%, 10/15/24 (144A)	331,983	337,205
Apex Credit CLO, Ltd. 1.685%, 3M LIBOR + 1.470%, 04/24/29 (144A) (d)	1,287,930	1,286,366
Apollo Aviation Securitization Trust 3.351%, 01/16/40 (144A)	237,716	223,764
Avery Point CLO, Ltd. 1.315%, 3M LIBOR + 1.100%, 04/25/26 (144A) (d)	150,582	150,402
Babson CLO, Ltd. 1.368%, 3M LIBOR + 1.150%, 07/20/25 (144A) (d)	4,711	4,705
Bayview Koitere Fund Trust 3.500%, 07/28/57 (144A) (d)	800,847	829,026
4.000%, 11/28/53 (144A) (d)	325,839	339,305
Bayview Mortgage Fund Trust 3.500%, 01/28/58 (144A) (d)	563,136	570,010
Bayview Opportunity Master Fund Trust 3.500%, 01/28/55 (144A) (d)	353,592	362,057
3.500%, 06/28/57 (144A) (d)	430,775	445,404
3.500%, 10/28/57 (144A) (d)	783,356	805,564
4.000%, 10/28/64 (144A) (d)	643,008	668,863
Benefit Street Partners CLO, Ltd. 1.487%, 3M LIBOR + 1.250%, 07/15/29 (144A) (d)	319,830	319,430
CF Hippolyta LLC 1.990%, 07/15/60 (144A)	263,253	266,578

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Cirrus Funding, Ltd. 4.800%, 01/25/37 (144A)	940,000	$1,004,181
Citigroup Mortgage Loan Trust 3.228%, 11/25/70 (144A) (n)	470,228	472,505
Domino’s Pizza Master Issuer LLC 3.668%, 10/25/49 (144A)	326,700	347,024
4.116%, 07/25/48 (144A)	684,250	718,517
Finance America Mortgage Loan Trust 1.198%, 1M LIBOR + 1.050%, 09/25/33 (d)	54,448	53,932
GMACM Home Equity Loan Trust 0.648%, 1M LIBOR + 0.500%, 10/25/34 (144A) (d)	19,894	18,855
KKR Clo Ltd. 1.237%, 3M LIBOR + 1.000%, 04/15/31 (144A) (d)	1,230,000	1,220,937
Knollwood CDO, Ltd. 3.430%, 3M LIBOR + 3.200%, 01/10/39 (144A) (d)	732,166	73
LCM, Ltd. 1.258%, 3M LIBOR + 1.040%, 10/20/27 (144A) (d)	1,075,000	1,073,154
Legacy Mortgage Asset Trust 4.000%, 03/25/58 (144A) (n)	1,391,125	1,395,866
Madison Park Funding, Ltd. 1.478%, 3M LIBOR + 1.260%, 07/20/26 (144A) (d)	124,571	124,429
Mill City Mortgage Loan Trust 3.479%, 08/25/58 (144A) (d)	707,128	745,937
3.500%, 04/25/66 (144A) (d)	1,436,396	1,528,130
New Residential Mortgage LLC 3.790%, 07/25/54 (144A)	912,379	913,431
New Residential Mortgage Loan Trust 3.228%, 08/25/60 (144A) (n)	144,505	145,556
NRZ Excess Spread-Collateralized Notes 3.844%, 12/25/25 (144A)	205,000	205,076
OCP CLO, Ltd. 1.068%, 3M LIBOR + 0.850%, 04/17/27 (144A) (d)	251,484	250,818
Octagon Investment Partners, Ltd. 1.567%, 3M LIBOR + 1.330%, 10/15/32 (144A) (d)	1,230,000	1,231,170
OneMain Financial Issuance Trust 2.370%, 09/14/32 (144A)	309,570	309,975
OZLM, Ltd. 1.228%, 3M LIBOR + 1.010%, 07/17/29 (144A) (d)	328,381	326,206
1.264%, 3M LIBOR + 1.050%, 04/30/27 (144A) (d)	1,154,607	1,151,884
Pretium Mortgage Credit Partners LLC 2.858%, 05/27/59 (144A) (n)	857,596	860,977
3.721%, 01/25/59 (144A) (n)	608,710	608,431
3.721%, 02/27/60 (144A) (n)	228,279	229,847
Sapphire Aviation Finance II, Ltd. 3.228%, 03/15/40 (144A)	225,464	218,276
Seneca Park CLO, Ltd. 1.338%, 3M LIBOR + 1.120%, 07/17/26 (144A) (d)	16,287	16,268
SoFi Consumer Loan Program LLC 2.500%, 05/26/26 (144A)	30,061	30,173
2.770%, 05/25/26 (144A)	10,654	10,685
Sound Point CLO, Ltd. 1.108%, 3M LIBOR + 0.890%, 01/20/28 (144A) (d)	560,562	559,707
1.508%, 3M LIBOR + 1.290%, 10/20/28 (144A) (d)	1,215,000	1,215,098
Springleaf Funding Trust 2.680%, 07/15/30 (144A)	1,039,231	1,041,238
Stanwich Mortgage Loan Trust 3.475%, 11/16/24 (144A) (n)	1,244,857	1,248,816

Asset-Backed - Other—(Continued)
Summit Issuer LLC 2.290%, 12/20/50 (144A)	320,000	321,688
Symphony CLO, Ltd. 1.179%, 3M LIBOR + 0.950%, 07/14/26 (144A) (d)	957,449	956,687
Towd Point Mortgage Trust 2.750%, 02/25/55 (144A) (d)	53,655	54,239
2.750%, 08/25/55 (144A) (d)	272,470	275,522
2.750%, 10/25/56 (144A) (d)	1,200,609	1,230,511
2.750%, 04/25/57 (144A) (d)	238,488	243,801
2.750%, 06/25/57 (144A) (d)	754,349	781,681
3.000%, 03/25/54 (144A) (d)	5,466	5,484
Vericrest Opportunity Loan Trust 3.179%, 10/25/49 (144A) (n)	314,875	315,193
3.278%, 11/25/49 (144A) (n)	671,462	671,765
VOLT LXXX LLC 3.228%, 10/25/49 (144A) (n)	693,412	694,389
VOLT LXXXIII LLC 3.327%, 11/26/49 (144A) (n)	277,300	278,094
VOLT LXXXIV LLC 3.426%, 12/27/49 (144A) (n)	734,677	736,498
Voya CLO, Ltd. 1.118%, 3M LIBOR + 0.900%, 01/18/29 (144A) (d)	1,610,000	1,606,437
Wendy’s Funding LLC 3.884%, 03/15/48 (144A)	421,950	447,727
Wingstop Funding LLC 2.841%, 12/05/50 (144A)	165,000	168,345

		35,372,678

Total Asset-Backed Securities (Cost $41,305,949)		41,065,692

Floating Rate Loans (o)—1.5%

Advertising—0.0%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 3.714%, 3M LIBOR + 3.500%, 08/21/26	138,250	133,382
Terrier Media Buyer, Inc. Term Loan B, 4.397%, 1M LIBOR + 4.250%, 12/17/26	118,800	118,982

		252,364

Aerospace/Defense—0.0%
TransDigm, Inc. Term Loan E, 2.397%, 1M LIBOR + 2.250%, 05/30/25	146,880	144,310

Agriculture—0.0%
Lorca Finco plc Term Loan B2, 09/17/27 (EUR) (p)	180,000	220,905

Airlines—0.0%
Kestrel Bidco, Inc. Term Loan B, 4.000%, 6M LIBOR + 3.000%, 12/11/26	99,000	95,305
SkyMiles IP, Ltd. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/20/27	100,000	103,888

		199,193

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—0.0%
Navistar International Corp. 1st Lien Term Loan B, 3.660%, 1M LIBOR + 3.500%, 11/06/24	97,250	$97,311

Auto Parts & Equipment—0.0%
Adient U.S. LLC Term Loan B, 4.463%, 3M LIBOR + 4.250%, 05/06/24	98,500	98,672
Clarios Global L.P. Term Loan B, 3.647%, 1M LIBOR + 3.500%, 04/30/26	111,509	111,230
Term Loan B, 3.750%, 3M EURIBOR + 3.750%, 04/30/26 (EUR)	145,013	176,860

		386,762

Building Materials—0.0%
Cornerstone Building Brands, Inc. Term Loan, 3.904%, 1M LIBOR + 3.750%, 04/12/25	97,500	97,500
Quikrete Holdings, Inc. 1st Lien Term Loan, 2.647%, 1M LIBOR + 2.500%, 02/01/27	123,750	123,320

		220,820

Chemicals—0.1%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B2, 06/01/24 (p)	536,650	533,379

Commercial Services—0.3%
AlixPartners LLP Term Loan B, 2.647%, 1M LIBOR + 2.500%, 04/04/24	173,250	171,806
Allied Universal Holdco LLC Term Loan B, 4.397%, 1M LIBOR + 4.250%, 07/10/26	112,500	112,239
AVSC Holding Corp. Term Loan B1, 4.500%, 3M LIBOR + 3.500%, 03/03/25	170,370	145,383
Biogroup-LCD Term Loan B, 4.750%, 3M EURIBOR + 4.750%, 04/25/26 (EUR)	135,000	165,542
BrightView Landscapes LLC 1st Lien Term Loan B, 2.688%, 1M LIBOR + 2.500%, 08/15/25	212,505	211,177
MPH Acquisition Holdings LLC Term Loan B, 3.750%, 3M LIBOR + 2.750%, 06/07/23	121,435	121,144
Refinitiv U.S. Holdings, Inc. Term Loan, 3.397%, 1M LIBOR + 3.250%, 10/01/25	102,900	102,876
Techem Verwaltungsgesellschaft 675 mbH Term Loan B4, 2.625%, 6M EURIBOR + 2.625%, 07/15/25 (EUR)	49,291	59,723
Trans Union LLC Term Loan B5, 11/16/26 (p)	750,030	749,014
Verisure Holding AB Term Loan B, 4.000%, 6M EURIBOR + 4.000%, 07/20/26 (EUR)	185,000	227,200
Victory Capital Holdings, Inc. Term Loan B1, 2.734%, 3M LIBOR + 2.500%, 07/01/26	76,011	75,852
Weight Watchers International, Inc. Term Loan B, 5.500%, 1M LIBOR + 4.750%, 11/29/24	82,638	82,880
WEX, Inc. Term Loan B3, 2.397%, 1M LIBOR + 2.250%, 05/15/26	1,204,259	1,198,990

		3,423,826

Computers—0.1%
Cardtronics USA, Inc. Term Loan B, 5.000%, 1M LIBOR + 4.000%, 06/29/27	99,500	99,724
Science Applications International Corp. Term Loan B, 10/31/25 (p)	800,000	797,400
Tempo Acquisition LLC Extended Term Loan, 3.750%, 1M LIBOR + 3.250%, 11/02/26	178,422	177,586

		1,074,710

Cosmetics/Personal Care—0.0%
Coty, Inc. Term Loan B, 2.402%, 1M LIBOR + 2.250%, 04/07/25	115,880	109,893
Revlon Consumer Products Corp. Term Loan B, 4.250%, 3M LIBOR + 3.500%, 09/07/23	136,634	52,194
Sunshine Luxembourg ViII S.a.r.l Term Loan B1, 4.254%, 3M LIBOR + 4.000%, 10/01/26	128,700	129,240

		291,327

Distribution/Wholesale—0.1%
American Builders & Contractors Supply Co., Inc. Term Loan, 01/15/27 (p)	807,955	801,558
Univar, Inc. Term Loan B3, 2.397%, 1M LIBOR + 2.250%, 07/01/24	65,933	65,785

		867,343

Diversified Financial Services—0.0%
Blackhawk Network Holdings, Inc. 1st Lien Term Loan, 3.147%, 1M LIBOR + 3.000%, 06/15/25	195,490	191,030
Deerfield Dakota Holding LLC Term Loan B, 4.750%, 3M LIBOR + 3.750%, 04/09/27	218,900	219,584
Nets Holding A/S Term Loan B1E, 3.250%, 3M EURIBOR + 3.250%, 02/06/25 (EUR)	88,194	107,802

		518,416

Engineering & Construction—0.0%
APX Group, Inc. Term Loan, 5.147%, 1M LIBOR + 5.000%, 12/31/25	98,009	97,718
Brand Energy & Infrastructure Services, Inc. Term Loan, 5.250%, 3M LIBOR + 4.250%, 06/21/24	144,750	141,594

		239,312

Entertainment—0.1%
Aristocrat Technologies, Inc. 1st Lien Term Loan, 1.959%, 3M LIBOR + 1.750%, 10/19/24	81,592	80,895
Crown Finance U.S. Inc. Term Loan, 2.769%, 6M LIBOR + 2.500%, 02/28/25	81,161	55,426
Delta 2 (LUX) S.a.r.l. Term Loan, 3.500%, 1M LIBOR + 2.500%, 02/01/24	241,686	239,849
Golden Entertainment, Inc. 1st Lien Term Loan, 3.750%, 1M LIBOR + 3.000%, 10/21/24	164,050	160,871

		537,041

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Food—0.0%
Froneri International Ltd. Term Loan, 2.397%, 1M LIBOR + 2.250%, 01/31/27	99,500	$98,704
Hostess Brands LLC Term Loan, 3.000%, 3M LIBOR + 2.250%, 08/03/25	105,655	105,325
U.S. Foods, Inc. Term Loan B, 2.147%, 1M LIBOR + 2.000%, 09/13/26	123,438	121,656

		325,685

Food Service—0.0%
Aramark Services, Inc. Term Loan B4, 1.895%, 1M LIBOR + 1.750%, 01/15/27	99,250	98,146

Gas—0.0%
UGI Energy Services, LLC Term Loan B, 3.897%, 1M LIBOR + 3.750%, 08/13/26	147,750	148,304

Healthcare-Products—0.0%
Avantor Funding, Inc. Incremental Term Loan B4, 3.500%, 1M LIBOR + 2.500%, 11/08/27	225,000	225,562
Lifescan Global Corp. 1st Lien Term Loan, 6.234%, 3M LIBOR + 6.000%, 10/01/24	86,000	82,157

		307,719

Healthcare-Services—0.0%
ADMI Corp. Incremental Term Loan, 12/15/27 (p)	125,000	125,344
Envision Healthcare Corp. 1st Lien Term Loan, 3.897%, 1M LIBOR + 3.750%, 10/10/25	112,700	94,621
Jaguar Holding Co. II Term Loan, 3.500%, 1M LIBOR + 2.500%, 08/18/22	127,300	127,347
Syneos Health, Inc. Term Loan B, 1.896%, 1M LIBOR + 1.750%, 08/01/24	35,035	34,847

		382,159

Insurance—0.1%
Asurion LLC Term Loan B8, 3.495%, 3M LIBOR + 3.250%, 12/23/26	250,888	248,850
HUB International, Ltd. Term Loan B, 2.965%, 3M LIBOR + 2.750%, 04/25/25	117,000	115,059
Sedgwick Claims Management Services, Inc. Term Loan B, 3.397%, 1M LIBOR + 3.250%, 12/31/25	98,000	96,632
Term Loan B, 4.147%, 1M LIBOR + 4.000%, 09/03/26	132,975	133,002
USI, Inc. Term Loan, 3.254%, 3M LIBOR + 3.000%, 05/16/24	101,588	100,307

		693,850

Internet—0.1%
Go Daddy Operating Co. LLC Term Loan B1, 02/15/24 (p)	797,246	796,249
Term Loan B3, 2.647%, 1M LIBOR + 2.500%, 08/10/27	114,425	115,164

		911,413

Leisure Time—0.0%
Hayward Industries, Inc. 1st Lien Term Loan, 3.647%, 1M LIBOR + 3.500%, 08/05/24	125,000	123,937

Lodging—0.0%
Boyd Gaming Corp. Term Loan B3, 2.352%, 1W LIBOR + 2.250%, 09/15/23	127,765	127,046
Caesars Resort Collection LLC 1st Lien Term Loan B, 2.897%, 1M LIBOR + 2.750%, 12/23/24	107,952	106,138
Term Loan B1, 4.647%, 1M LIBOR + 4.500%, 07/21/25	129,675	130,072

		363,256

Machinery-Construction & Mining—0.0%
Brookfield WEC Holdings, Inc. Term Loan, 3.750%, 1M LIBOR + 3.000%, 08/01/25	98,000	97,930

Machinery-Diversified—0.1%
Altra Industrial Motion Corp. Term Loan B, 10/01/25 (p)	325,519	325,926
Circor International, Inc. Term Loan B, 4.250%, 1M LIBOR + 3.250%, 12/11/24	84,870	84,287
Gardner Denver, Inc. Term Loan B2, 1.897%, 1M LIBOR + 1.750%, 03/01/27	173,594	171,517
Ingersoll-Rand Services Co. Term Loan B, 03/01/27 (p)	807,965	798,298
Vertical Midco GmbH Term Loan B, 4.570%, 6M LIBOR + 4.250%, 07/30/27	349,125	351,171

		1,731,199

Media—0.1%
Adevinta ASA Term Loan B, 10/13/27 (EUR) (p)	100,000	122,776
CSC Holdings LLC Term Loan B1, 2.409%, 1M LIBOR + 2.250%, 07/17/25	104,491	103,338
E.W. Scripps Co. (The) Term Loan B3, 12/15/27 (p)	100,000	100,250
Gray Television, Inc. Term Loan C, 2.655%, 1M LIBOR + 2.500%, 01/02/26	84,964	84,504
ION Media Networks, Inc. Term Loan B, 3.147%, 1M LIBOR + 3.000%, 12/18/24	201,368	201,326
Nexstar Broadcasting, Inc. Term Loan B4, 2.905%, 1M LIBOR + 2.750%, 09/18/26	142,353	141,661
UPC Broadband Holding B.V. Term Loan B1, 3.673%, 1M LIBOR + 3.500%, 01/31/29	50,000	50,112
Term Loan B2, 3.677%, 1M LIBOR + 3.500%, 01/31/29	50,000	50,113

		854,080

Miscellaneous Manufacturing—0.0%
CTC AcquiCo GmbH Term Loan B1, 2.500%, 1M EURIBOR + 2.500%, 03/07/25 (EUR)	92,993	110,481

Oil & Gas—0.0%
Paragon Offshore Finance Co. Term Loan B, 07/18/21 (c) (l) (m)	587	0

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—0.1%
Berry Global, Inc. Term Loan Y, 2.149%, 1M LIBOR + 2.000%, 07/01/26	595,987	$594,125
Flex Acquisition Co., Inc. 1st Lien Term Loan, 4.000%, 1M LIBOR + 3.000%, 12/29/23	84,035	83,795
Proampac PG Borrower LLC Term Loan, 5.000%, 1M LIBOR + 4.000%, 11/03/25	100,000	99,937
Reynolds Group Holdings, Inc. Term Loan, 2.897%, 1M LIBOR + 2.750%, 02/05/23	94,348	94,029

		871,886

Pharmaceuticals—0.1%
Bausch Health Companies, Inc. Term Loan B, 3.148%, 1M LIBOR + 3.000%, 06/02/25	123,991	123,662
Change Healthcare Holdings LLC Term Loan B, 3.500%, 3M LIBOR + 2.500%, 03/01/24	121,582	121,185
Elanco Animal Health, Inc. Term Loan B, 08/01/27 (p)	802,939	797,168
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 5.000%, 3M LIBOR + 4.250%, 04/29/24	164,050	162,050
Pathway Vet Alliance LLC Delayed Draw Term Loan, 4.145%, 1M LIBOR + 4.000%, 03/31/27	18,744	18,772
Term Loan, 4.146%, 1M LIBOR + 4.000%, 03/31/27	229,475	229,819

		1,452,656

Real Estate Investment Trusts—0.0%
VICI Properties 1 LLC Term Loan B, 1.894%, 1M LIBOR + 1.750%, 12/20/24	195,455	192,686

Retail—0.1%
1011778 B.C. Unlimited Liability Co. Term Loan B4, 11/19/26 (p)	279,295	275,302
Bass Pro Group LLC Term Loan B, 5.750%, 1M LIBOR + 5.000%, 09/25/24	145,125	145,771
Harbor Freight Tools USA, Inc. Term Loan B, 4.000%, 1M LIBOR + 3.250%, 10/19/27	114,560	114,681
IRB Holding Corp. Incremental Term Loan, 4.250%, 3M LIBOR + 3.250%, 12/15/27	100,000	100,138
KFC Holding Co. Term Loan B, 04/03/25 (p)	319,179	317,983
LBM Acquisition LLC 2nd Lien Term Loan, 12/09/27 (p)	18,182	18,209
Term Loan B, 12/09/27 (p)	81,818	81,941
Staples, Inc. Term Loan, 5.214%, 3M LIBOR + 5.000%, 04/16/26	126,449	122,873
White Cap Buyer LLC Term Loan B, 10/19/27 (p)	105,000	105,131

		1,282,029

Software—0.1%
DCert Buyer, Inc. Term Loan B, 4.147%, 1M LIBOR + 4.000%, 10/16/26	109,175	109,311

Software—(Continued)
Dun & Bradstreet Corp. (The) Term Loan, 3.898%, 1M LIBOR + 3.750%, 02/06/26	198,500	198,798
Finastra USA, Inc. 1st Lien Term Loan, 4.500%, 6M LIBOR + 3.500%, 06/13/24	114,818	112,731
SS&C Technologies, Inc. Term Loan B3, 04/16/25 (p)	321,781	318,714
Term Loan B4, 04/16/25 (p)	248,987	246,613
Term Loan B5, 1.897% 1M LIBOR + 1.750%, 04/16/25	297,452	294,912
Ultimate Software Group, Inc. (The) Incremental Term Loan B, 4.750%, 3M LIBOR + 4.000%, 05/04/26	184,538	185,852
Zelis Healthcare Corp. Term Loan B, 4.897%, 1M LIBOR + 4.750%, 09/30/26	123,750	124,272

		1,591,203

Telecommunications—0.0%
Altice France S.A. Term Loan B12, 3.846%, 1M LIBOR + 3.687%, 01/31/26	97,000	96,394
CenturyLink, Inc. Term Loan B, 2.397%, 1M LIBOR + 2.250%, 03/15/27	99,000	97,989
Telenet Financing USD LLC Term Loan AR, 2.159%, 1M LIBOR + 2.000%, 04/30/28	100,000	98,758

		293,141

Total Floating Rate Loans (Cost $20,918,878)		20,838,779

Foreign Government—1.0%

Banks—0.0%
Banque Centrale de Tunisie International Bond 6.750%, 10/31/23 (144A) (EUR)	405,000	466,863

Sovereign—1.0%
Argentine Republic Government International Bonds 0.125%, 07/09/35 (n)	425,475	155,298
1.000%, 07/09/29	14,505	6,273
Australia Government Bond 1.750%, 06/21/51 (AUD)	875,000	641,907
Bermuda Government International Bond 2.375%, 08/20/30 (144A)	200,000	209,750
Chile Government International Bond 2.550%, 01/27/32 (b)	495,000	532,125
Dominican Republic International Bond 6.400%, 06/05/49 (144A)	1,110,000	1,301,475
Egypt Government International Bonds 7.625%, 05/29/32 (144A)	255,000	288,405
8.500%, 01/31/47	200,000	226,000
Ghana Government International Bond 6.375%, 02/11/27 (144A)	290,000	300,785
Hungary Government International Bond 6.375%, 03/29/21	160,000	162,168
Indonesia Government International Bonds 2.150%, 07/18/24 (EUR)	100,000	129,898
2.625%, 06/14/23 (EUR)	100,000	129,483

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Israel Government Bond - Fixed 3.750%, 03/31/47 (ILS)	3,155,000	$1,399,375
Mexico Government International Bonds 1.125%, 01/17/30 (EUR)	200,000	242,840
3.771%, 05/24/61	335,000	348,902
4.500%, 04/22/29	400,000	469,600
4.750%, 04/27/32	900,000	1,083,150
North Macedonia Government International Bond 3.675%, 06/03/26 (144A) (EUR)	515,000	703,830
Panama Government International Bonds 2.252%, 09/29/32	200,000	206,000
3.160%, 01/23/30	235,000	260,262
Peruvian Government International Bond 2.392%, 01/23/26	125,000	133,314
Qatar Government International Bonds
3.400%, 04/16/25 (144A)	490,000	540,225
3.750%, 04/16/30 (144A)	490,000	576,681
Romanian Government International Bond 2.625%, 12/02/40 (144A) (EUR)	635,000	825,241
4.625%, 04/03/49 (EUR)	738,000	1,216,048
Senegal Government International Bonds 4.750%, 03/13/28 (EUR)	245,000	318,116
6.250%, 05/23/33	485,000	543,720

		12,950,871

Total Foreign Government (Cost $12,174,332)		13,417,734

Municipals—0.7%
Chicago Board of Education, General Obligation Unlimited, Build America Bonds 6.038%, 12/01/29	85,000	90,131
6.138%, 12/01/39	325,000	342,661
6.319%, 11/01/29	345,000	369,322
Chicago Transit Authority Transfer Tax Receipts Revenue 3.912%, 12/01/40	170,000	191,291
Metropolitan Transportation Authority 4.750%, 11/15/45	505,000	591,890
5.175%, 11/15/49	1,390,000	1,628,760
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	357,000	542,908
New York Transportation Development Corp 4.248%, 09/01/35	1,405,000	1,558,524
Philadelphia, Authority for Industrial Development 6.550%, 10/15/28	1,235,000	1,590,754
State Board of Administration Finance Corp. 1.258%, 07/01/25	975,000	997,337
State of California General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	360,000	594,227
State of Connecticut 3.000%, 07/01/21	40,000	40,535
State of Illinois
4.950%, 06/01/23	631,091	646,666
5.000%, 01/01/23	70,000	72,521

State of Illinois—(Continued)
5.563%, 02/01/21	150,000	150,353
5.947%, 04/01/22	220,000	232,888

Total Municipals (Cost $8,895,603)		9,640,768

Short-Term Investments—3.4%

Commercial Paper—0.0%
Nissan Motor Acceptance Corp. 1.343%, 01/29/21 (q)	250,000	249,735

Foreign Government—0.4%
Japan Treasury Bill Zero Coupon, 03/15/21 (JPY) (q)	521,950,000	5,055,979

Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $40,964,407; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $41,783,700	40,964,407	40,964,407

Total Short-Term Investments (Cost $46,225,351)		46,270,121

Securities Lending Reinvestments (r)—2.8%

Certificate of Deposit—0.1%
Toronto-Dominion Bank 0.364%, 3M LIBOR + 0.130%, 07/02/21 (d)	2,000,000	2,000,908

Repurchase Agreements—2.4%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $4,300,119; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $4,775,359	4,300,000	4,300,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $7,134,182; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $7,276,826	7,134,142	7,134,142
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $2,100,028; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $2,142,001	2,100,000	2,100,000

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (r)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,100,024; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $1,122,001	1,100,000	$1,100,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $300,011; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $333,346	300,000	300,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $1,000,011; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $1,020,411	1,000,000	1,000,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $3,000,070; collateralized by various Common Stock with an aggregate market value of $3,333,372	3,000,000	3,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $3,000,066; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $3,328,189	3,000,000	3,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $2,300,110; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $2,551,612	2,300,000	2,300,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $600,030; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $665,533	600,000	600,000
Nomura Securities Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $5,000,028; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 07/15/21 - 08/15/50, and an aggregate market value of $5,100,003	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $1,000,020; collateralized by various Common Stock with an aggregate market value of $1,111,300	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $746,379; collateralized by various Common Stock with an aggregate market value of $829,432	746,362	746,362
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $1,900,080; collateralized by various Common Stock with an aggregate market value of $2,111,470	1,900,000	1,900,000

		33,480,504

Mutual Funds—0.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (s)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (s)	2,000,000	2,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $39,480,504)		39,481,412

Total Purchased Options—0.0% (t) (Cost $23,328)		27,617

Total Investments—111.9% (Cost $1,309,400,961)		1,541,639,369
Other assets and liabilities (net)—(11.9)%		(163,776,039)

Net Assets—100.0%		$1,377,863,330

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $93,632, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $39,461,035 and the collateral received consisted of cash in the amount of $39,480,504 and non-cash collateral with a value of $763,929. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent less than 0.05% of net assets.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

(e)	Interest only security.
(f)	Principal only security.
(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(h)	All or a portion of the security was pledged as collateral against open options and OTC swap contracts. As of December 31, 2020, the market value of securities pledged was $1,843,151.
(i)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2020, the market value of securities pledged was $1,020,125.
(j)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2020, the market value of securities pledged was $3,750,775.
(k)	Principal amount of security is adjusted for inflation.
(l)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(m)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(n)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(o)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(p)	This loan will settle after December 31, 2020, at which time the interest rate will be determined.
(q)	The rate shown represents current yield to maturity.
(r)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(s)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(t)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $134,673,008, which is 9.8% of net assets.

Restricted Securities	Acquisition Date	Shares/ Principal Amount		Cost	Value
Foresight Energy LLC	06/30/20		1,359	$18,413	$10,395
YPF S.A., 16.500%, 05/09/22	05/04/17	ARS	19,392,845	1,264,168	83,237

					$93,632

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Securities 30 Yr. Pool	3.500%	TBA	$(4,511,000)	$(4,766,667)	$(4,767,793)
Uniform Mortgage-Backed Securities 30 Yr. Pool	5.000%	TBA	(4,076,000)	(4,510,874)	(4,510,634)

Totals				$(9,277,541)	$(9,278,427)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
GBP	67,000	GSI	03/17/21	USD	89,350	$2,313

Contracts to Deliver
AUD	856,000	BOA	03/17/21	USD	642,137	(18,190)
EUR	74,000	BBP	01/29/21	USD	90,282	(173)
EUR	900,334	TDB	01/29/21	USD	1,094,071	(6,468)
EUR	3,784,000	BNP	03/17/21	USD	4,602,029	(28,210)
GBP	67,000	MSIP	03/17/21	USD	89,725	(1,939)
ILS	4,484,000	BBP	03/17/21	USD	1,379,377	(17,781)
JPY	521,950,000	JPMC	03/15/21	USD	5,032,177	(26,823)
MXN	10,375,000	GSI	06/10/21	USD	511,184	(916)

Net Unrealized Depreciation						$(98,187)

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/21	13	AUD	1,913,991	$2,844
S&P 500 Index E-Mini Futures	03/19/21	15	USD	2,811,600	36,382
U.S. Treasury Note 10 Year Futures	03/22/21	204	USD	28,167,938	33,890
U.S. Treasury Note 2 Year Futures	03/31/21	53	USD	11,711,758	10,519
U.S. Treasury Note 5 Year Futures	03/31/21	268	USD	33,811,969	70,603

Futures Contracts—Short
Euro-Buxl 30 Year Bond Futures	03/08/21	(2)	EUR	(450,480)	(3,569)
U.S. Treasury Long Bond Futures	03/22/21	(19)	USD	(3,290,563)	18,864
U.S. Treasury Note Ultra 10 Year Futures	03/22/21	(194)	USD	(30,333,719)	93,614
U.S. Treasury Ultra Long Bond Futures	03/22/21	(22)	USD	(4,698,375)	56,658
United Kingdom Long Gilt Bond Futures	03/29/21	(17)	GBP	(2,304,180)	(25,606)

Net Unrealized Appreciation					$294,199

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation
Put - OTC - 5 Year IRS	0.570%	BOA	3M LIBOR	Receive	08/18/22	1,620,000	USD	1,620,000	$23,328	$27,617	$4,289

Written Options

Credit Default Swaptions	Strike Spread	Counterparty	Reference Obligation	Buy/ Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 5 Year CDS	0.500%	GSI	CDX.NA.IG.35.V1	Buy	01/20/21	(39,755,000)	USD	(39,755,000)	$(41,743)	$(42,669)	$(926)
Put - OTC - 5 Year CDS	0.500%	GSI	CDX.NA.IG.35.V1	Sell	01/20/21	(39,755,000)	USD	(39,755,000)	(79,510)	(53,319)	26,191

Totals									$(121,253)	$(95,988)	$25,265

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)
Pay	3M CDR	Quarterly	1.200%	Quarterly	12/16/30	BOA	KRW	1,485,775,000	$(9,236)	$1,648	$(10,884)
Pay	3M CDR	Quarterly	1.200%	Quarterly	12/16/30	BOA	KRW	1,505,395,000	(9,358)	3,660	(13,018)
Pay	7D CNRR	Quarterly	2.745%	Quarterly	12/16/25	BOA	CNY	21,150,000	14,462	—	14,462

Totals									$(4,132)	$5,308	$(9,440)

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Received	Unrealized Appreciation/ (Depreciation)
Receive	12M SOFR	Annually	0.075%	Annually	08/12/25	USD	3,475,000	$21,077	$(374)	$21,451
Receive	3M LIBOR	Semi-Annually	0.270%	Quarterly	10/08/23	USD	2,200,000	(2,922)	(428)	(2,494)

Totals								$18,155	$(802)	$18,957

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premiums Received	Unrealized Depreciation
CDX.NA.HY.35.V1	(5.000%)	Quarterly	12/20/25	2.935%	USD	3,620,000	$(337,113)	$(279,917)	$(57,196)
CDX.NA.IG.35.V1	(1.000%)	Quarterly	12/20/25	0.500%	USD	1,975,000	(48,324)	(42,525)	(5,799)

Totals							$(385,437)	$(322,442)	$(62,995)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Received	Unrealized Appreciation
CDX.EM.34.V1	1.000%	Quarterly	12/20/25	1.506%	USD	18,975,000	$(456,975)	$(1,175,734)	$718,759

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	(0.110%)	Monthly	05/25/46	JPMC	50.610%	USD	110,858	$9,977	$15,236	$(5,259)
CMBX.NA.AAA.12	(0.500%)	Monthly	08/17/61	GSI	0.393%	USD	640,000	(5,106)	1,516	(6,622)
CMBX.NA.AAA.12	(0.500%)	Monthly	08/17/61	GSI	0.393%	USD	1,430,000	(11,409)	(5,095)	(6,314)
CMBX.NA.AAA.12	(0.500%)	Monthly	08/17/61	GSI	0.393%	USD	2,660,000	(21,222)	48,050	(69,272)
PRIMEX.ARM.2 (e)	(4.580%)	Monthly	12/25/37	MSIP	0.000%	USD	182,525	—	(383)	383

Totals								$(27,760)	$59,324	$(87,084)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Depreciation
ABX.HE.PEN.AAA.06-2	0.110%	Monthly	05/25/46	BBP	50.610%	USD	110,859	$(9,977)	$(2,990)	$(6,987)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	CSI	19.880%	USD	550,000	(218,576)	(156,166)	(62,410)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	19.880%	USD	241,000	(95,776)	(59,417)	(36,359)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	19.880%	USD	580,000	(230,498)	(181,510)	(48,988)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	MSIP	19.880%	USD	1,289,000	(512,262)	(365,997)	(146,265)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CSI	22.313%	USD	185,000	(49,403)	(26,509)	(22,894)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	DBAG	22.313%	USD	170,000	(45,397)	(25,789)	(19,608)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	22.313%	USD	660,000	(176,247)	(74,951)	(101,296)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	22.313%	USD	90,000	(24,034)	(8,031)	(16,003)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	22.313%	USD	830,000	(221,644)	(124,759)	(96,885)
PRIMEX.ARM.2 (e)	4.580%	Monthly	12/25/37	JPMC	0.000%	USD	182,525	—	5,321	(5,321)

Totals								$(1,583,814)	$(1,020,798)	$(563,016)

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(e)	Significant unobservable inputs were used in the valuation of this position; i.e. Level 3.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(TDB)—	Toronto Dominion Bank

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(CNY)—	Chinese Yuan
(EUR)—	Euro
(GBP)—	British Pound
(ILS)—	Israeli Shekel
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(USD)—	United States Dollar

Index Abbreviations

(ABX.HE.PEN.AAA)—	Markit Asset-Backed Home Equity Penultimate AAA Rated Index
(CDR)—	South Korean Won Certificate of Deposit Rate
(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.BB)—	Markit North America BB Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CNRR)—	China Interbank Repo Rate
(EURIBOR)—	Euro InterBank Offered Rate
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIMEX.ARM)—	Markit PrimeX Adjustable Rate Mortgage Index
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(CDS)—	Credit Default Swap
(ICE)—	Intercontinental Exchange, Inc.
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$18,300,188	$—	$—	$18,300,188
Air Freight & Logistics	5,267,171	—	—	5,267,171
Airlines	1,294,191	—	—	1,294,191
Automobiles	11,637,204	—	—	11,637,204
Banks	20,138,435	—	—	20,138,435
Beverages	8,495,549	—	—	8,495,549
Biotechnology	17,996,401	—	—	17,996,401
Building Products	4,658,751	—	—	4,658,751
Capital Markets	37,177,513	—	—	37,177,513
Chemicals	21,376,649	—	—	21,376,649
Construction & Engineering	1,939,882	—	—	1,939,882
Consumer Finance	4,516,913	—	—	4,516,913
Containers & Packaging	1,605,957	—	—	1,605,957
Diversified Consumer Services	416,030	—	—	416,030
Diversified Financial Services	5,432,581	—	—	5,432,581
Electric Utilities	25,217,212	—	—	25,217,212
Electrical Equipment	1,454,973	—	—	1,454,973
Energy Equipment & Services	1,670,475	—	—	1,670,475
Entertainment	17,906,478	—	—	17,906,478
Equity Real Estate Investment Trusts	19,737,665	—	—	19,737,665
Food & Staples Retailing	15,815,755	—	—	15,815,755
Food Products	9,066,277	—	—	9,066,277
Health Care Equipment & Supplies	27,720,305	—	—	27,720,305
Health Care Providers & Services	23,991,642	—	—	23,991,642
Hotels, Restaurants & Leisure	15,881,365	—	—	15,881,365
Household Durables	5,717,398	—	—	5,717,398
Household Products	15,982,177	—	—	15,982,177
Industrial Conglomerates	9,775,885	—	—	9,775,885
Insurance	28,029,806	—	—	28,029,806
Interactive Media & Services	65,652,012	—	—	65,652,012
Internet & Direct Marketing Retail	42,642,985	—	—	42,642,985
IT Services	46,677,336	—	—	46,677,336
Life Sciences Tools & Services	11,196,437	—	—	11,196,437
Machinery	17,229,255	—	—	17,229,255
Media	22,890,534	—	—	22,890,534
Metals & Mining	—	10,395	—	10,395
Oil, Gas & Consumable Fuels	18,729,954	—	—	18,729,954
Personal Products	6,728,219	—	—	6,728,219
Pharmaceuticals	36,479,921	—	—	36,479,921
Professional Services	12,019,119	—	—	12,019,119
Road & Rail	4,178,624	—	—	4,178,624

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$43,506,434	$—	$—	$43,506,434
Software	63,608,042	—	—	63,608,042
Special Purpose Acquisition Companies	1,220,533	—	—	1,220,533
Specialty Retail	18,839,659	—	—	18,839,659
Technology Hardware, Storage & Peripherals	41,647,278	—	—	41,647,278
Textiles, Apparel & Luxury Goods	3,483,639	—	—	3,483,639
Trading Companies & Distributors	1,331,114	—	—	1,331,114
Wireless Telecommunication Services	3,076,603	—	—	3,076,603
Total Common Stocks	839,358,526	10,395	—	839,368,921
Total U.S. Treasury & Government Agencies*	—	288,357,538	—	288,357,538
Corporate Bonds & Notes
Advertising	—	35,970	—	35,970
Aerospace/Defense	—	2,690,821	—	2,690,821
Agriculture	—	4,285,425	—	4,285,425
Apparel	—	374,153	—	374,153
Auto Manufacturers	—	466,888	—	466,888
Banks	—	29,005,069	0	29,005,069
Beverages	—	4,511,611	—	4,511,611
Biotechnology	—	3,791,489	—	3,791,489
Building Materials	—	738,091	—	738,091
Chemicals	—	2,055,522	—	2,055,522
Commercial Services	—	6,262,394	—	6,262,394
Computers	—	4,206,495	—	4,206,495
Diversified Financial Services	—	3,834,601	—	3,834,601
Electric	—	15,644,763	—	15,644,763
Electronics	—	133,500	—	133,500
Engineering & Construction	—	933,133	—	933,133
Entertainment	—	58,452	—	58,452
Environmental Control	—	1,478,668	—	1,478,668
Food	—	2,966,060	—	2,966,060
Food Service	—	63,225	—	63,225
Forest Products & Paper	—	1,078,849	—	1,078,849
Gas	—	1,565,284	—	1,565,284
Healthcare-Products	—	2,326,734	—	2,326,734
Healthcare-Services	—	4,588,935	—	4,588,935
Home Builders	—	1,651,167	—	1,651,167
Insurance	—	4,408,044	—	4,408,044
Internet	—	3,918,879	—	3,918,879
Iron/Steel	—	1,663,386	—	1,663,386
Lodging	—	271,502	—	271,502
Machinery-Construction & Mining	—	31,163	—	31,163
Machinery-Diversified	—	547,363	—	547,363
Media	—	11,768,746	—	11,768,746
Mining	—	1,198,266	—	1,198,266
Miscellaneous Manufacturing	—	560,372	—	560,372
Multi-National	—	524,747	—	524,747
Office/Business Equipment	—	803,076	—	803,076
Oil & Gas	—	5,192,905	—	5,192,905
Oil & Gas Services	—	1,261,706	—	1,261,706
Packaging & Containers	—	1,292,624	—	1,292,624
Pharmaceuticals	—	8,233,922	—	8,233,922
Pipelines	—	7,038,171	—	7,038,171
Real Estate Investment Trusts	—	4,854,139	—	4,854,139
Retail	—	4,138,540	—	4,138,540
Semiconductors	—	4,974,752	—	4,974,752
Software	—	6,999,305	—	6,999,305
Telecommunications	—	13,729,471	—	13,729,471
Transportation	—	1,067,178	—	1,067,178

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Trucking & Leasing	$—	$977,112	$—	$977,112
Water	—	446,509	—	446,509
Total Corporate Bonds & Notes	—	180,649,177	0	180,649,177
Total Mortgage-Backed Securities*	—	62,521,610	—	62,521,610
Total Asset-Backed Securities*	—	41,065,692	—	41,065,692
Floating Rate Loans
Advertising	—	252,364	—	252,364
Aerospace/Defense	—	144,310	—	144,310
Agriculture	—	220,905	—	220,905
Airlines	—	199,193	—	199,193
Auto Manufacturers	—	97,311	—	97,311
Auto Parts & Equipment	—	386,762	—	386,762
Building Materials	—	220,820	—	220,820
Chemicals	—	533,379	—	533,379
Commercial Services	—	3,423,826	—	3,423,826
Computers	—	1,074,710	—	1,074,710
Cosmetics/Personal Care	—	291,327	—	291,327
Distribution/Wholesale	—	867,343	—	867,343
Diversified Financial Services	—	518,416	—	518,416
Engineering & Construction	—	239,312	—	239,312
Entertainment	—	537,041	—	537,041
Food	—	325,685	—	325,685
Food Service	—	98,146	—	98,146
Gas	—	148,304	—	148,304
Healthcare-Products	—	307,719	—	307,719
Healthcare-Services	—	382,159	—	382,159
Insurance	—	693,850	—	693,850
Internet	—	911,413	—	911,413
Leisure Time	—	123,937	—	123,937
Lodging	—	363,256	—	363,256
Machinery-Construction & Mining	—	97,930	—	97,930
Machinery-Diversified	—	1,731,199	—	1,731,199
Media	—	854,080	—	854,080
Miscellaneous Manufacturing	—	110,481	—	110,481
Oil & Gas	—	—	0	0
Packaging & Containers	—	871,886	—	871,886
Pharmaceuticals	—	1,452,656	—	1,452,656
Real Estate Investment Trusts	—	192,686	—	192,686
Retail	—	1,282,029	—	1,282,029
Software	—	1,591,203	—	1,591,203
Telecommunications	—	293,141	—	293,141
Total Floating Rate Loans	—	20,838,779	0	20,838,779
Total Foreign Government*	—	13,417,734	—	13,417,734
Total Municipals*	—	9,640,768	—	9,640,768
Total Short-Term Investments*	—	46,270,121	—	46,270,121
Securities Lending Reinvestments
Certificate of Deposit	—	2,000,908	—	2,000,908
Repurchase Agreements	—	33,480,504	—	33,480,504
Mutual Funds	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	35,481,412	—	39,481,412
Total Purchased Options at Value	—	27,617	—	27,617
Total Investments	$843,358,526	$698,280,843	$0	$1,541,639,369

Collateral for Securities Loaned (Liability)	$—	$(39,480,504)	$—	$(39,480,504)
TBA Forward Sales Commitments	$—	$(9,278,427)	$—	$(9,278,427)

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,313	$—	$2,313
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(100,500)	—	(100,500)
Total Forward Contracts	$—	$(98,187)	$—	$(98,187)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$323,374	$—	$—	$323,374
Futures Contracts (Unrealized Depreciation)	(29,175)	—	—	(29,175)
Total Futures Contracts	$294,199	$—	$—	$294,199
Total Written Options at Value	$—	$(95,988)	$—	$(95,988)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$740,210	$—	$740,210
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(65,489)	—	(65,489)
Total Centrally Cleared Swap Contracts	$—	$674,721	$—	$674,721
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$24,439	$0	$24,439
OTC Swap Contracts at Value (Liabilities)	—	(1,640,145)	0	(1,640,145)
Total OTC Swap Contracts	$—	$(1,615,706)	$0	$(1,615,706)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,541,639,369
Cash	58,732
Cash denominated in foreign currencies (c)	352,143
Cash collateral for futures contracts	181,500
OTC swap contracts at market value (d)	24,439
Unrealized appreciation on forward foreign currency exchange contracts	2,313
Receivable for:
Investments sold	2,159,499
TBA securities sold (e)	56,035,510
Fund shares sold	617,104
Principal paydowns	458
Dividends and interest	3,483,467
Interest on OTC swap contracts	4,448
Variation margin on centrally cleared swap contracts	1,406
Prepaid expenses	4,050

Total Assets	1,604,564,438
Liabilities
Written options at value (f)	95,988
TBA Forward sales commitments, at value	9,278,427
OTC swap contracts at market value (g)	1,640,145
Unrealized depreciation on forward foreign currency exchange contracts	100,500
Collateral for securities loaned	39,480,504
Payables for:
Investments purchased	14,343,675
TBA securities purchased (e)	160,642,652
Fund shares redeemed	123,040
Variation margin on futures contracts	21,422
Premium on purchased options	23,328
Interest on OTC swap contracts	1,308
Accrued Expenses:
Management fees	489,790
Distribution and service fees	17,901
Deferred trustees’ fees	163,494
Other expenses	278,934

Total Liabilities	226,701,108

Net Assets	$1,377,863,330

Net Assets Consist of:
Paid in surplus	$1,004,536,322
Distributable earnings (Accumulated losses)	373,327,008

Net Assets	$1,377,863,330

Net Assets
Class A	$1,280,519,066
Class B	67,347,497
Class E	29,996,767
Capital Shares Outstanding*
Class A	57,960,497
Class B	3,072,687
Class E	1,361,757
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.09
Class B	21.92
Class E	22.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,309,400,961.
(b)	Includes securities loaned at value of $39,461,035.
(c)	Identified cost of cash denominated in foreign currencies was $352,688.
(d)	Net premium paid on OTC swap contracts was $20,174.
(e)	Included within TBA securities sold is $10,544,237 related to TBA forward sale commitments and included within TBA securities purchased is $1,266,375 related to TBA forward sale commitments.
(f)	Premiums received on written options were $121,253.
(g)	Net premium received on OTC swap contracts was $976,340.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$11,207,895
Interest (b)	14,475,325
Securities lending income	271,288

Total investment income	25,954,508
Expenses
Management fees	5,759,528
Administration fees	64,627
Custodian and accounting fees	403,854
Distribution and service fees—Class B	152,692
Distribution and service fees—Class E	41,968
Audit and tax services	103,483
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	204,742
Insurance	8,978
Miscellaneous	16,900

Total expenses	6,856,742
Less management fee waiver	(365,933)
Less broker commission recapture	(7,675)

Net expenses	6,483,134

Net Investment Income	19,471,374

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (c)	127,678,453
Purchased options	201,370
Futures contracts	1,964,929
Written options	3,324,028
Swap contracts	(9,620,145)
Foreign currency transactions	3,200
Forward foreign currency transactions	868,327

Net realized gain	124,420,162

Net change in unrealized appreciation (depreciation) on:
Investments	64,159,657
Purchased options	43,293
Futures contracts	508,272
Written options	25,265
Swap contracts	486,908
Foreign currency transactions	(44,118)
Forward foreign currency transactions	42,274

Net change in unrealized appreciation	65,221,551

Net realized and unrealized gain	189,641,713

Net Increase in Net Assets From Operations	$209,113,087

(a)	Net of foreign withholding taxes of $35,483.
(b)	Net of foreign withholding taxes of $1,636.
(c)	Net of foreign capital gains tax of $11,269.

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,471,374	$22,868,088
Net realized gain	124,420,162	59,271,296
Net change in unrealized appreciation	65,221,551	169,391,821

Increase in net assets from operations	209,113,087	251,531,205

From Distributions to Shareholders
Class A	(76,140,033)	(93,294,606)
Class B	(3,862,617)	(4,898,789)
Class E	(1,804,118)	(2,291,042)

Total distributions	(81,806,768)	(100,484,437)

Decrease in net assets from capital share transactions	(21,675,496)	(14,039,222)

Total increase in net assets	105,630,823	137,007,546

Net Assets
Beginning of period	1,272,232,507	1,135,224,961

End of period	$1,377,863,330	$1,272,232,507

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	941,896	$18,575,746	909,024	$17,469,354
Reinvestments	4,054,315	76,140,033	5,062,106	93,294,606
Redemptions	(5,639,457)	(111,982,256)	(6,331,585)	(121,912,801)

Net decrease	(643,246)	$(17,266,477)	(360,455)	$(11,148,841)

Class B
Sales	303,555	$6,051,057	200,673	$3,816,911
Reinvestments	207,111	3,862,617	267,547	4,898,789
Redemptions	(639,776)	(12,558,288)	(501,459)	(9,571,926)

Net decrease	(129,110)	$(2,644,614)	(33,239)	$(856,226)

Class E
Sales	23,575	$468,919	38,949	$761,121
Reinvestments	96,271	1,804,118	124,581	2,291,042
Redemptions	(204,353)	(4,037,442)	(266,250)	(5,086,318)

Net decrease	(84,507)	$(1,764,405)	(102,720)	$(2,034,155)

Decrease derived from capital shares transactions		$(21,675,496)		$(14,039,222)

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.12	$17.82	$20.38	$18.49	$18.66

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.36	0.37	0.35	0.37	(b)
Net realized and unrealized gain (loss)	3.02	3.58	(1.02)	2.40	0.88

Total income (loss) from investment operations	3.33	3.94	(0.65)	2.75	1.25

Less Distributions
Distributions from net investment income	(0.46)	(0.44)	(0.36)	(0.38)	(0.53)
Distributions from net realized capital gains	(0.90)	(1.20)	(1.55)	(0.48)	(0.89)

Total distributions	(1.36)	(1.64)	(1.91)	(0.86)	(1.42)

Net Asset Value, End of Period	$22.09	$20.12	$17.82	$20.38	$18.49

Total Return (%) (c)	17.72	22.99	(3.76)	15.14	6.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.54	0.55
Net ratio of expenses to average net assets (%) (d)(e)	0.50	0.50	0.50	0.51	0.52
Ratio of net investment income to average net assets (%)	1.57	1.88	1.89	1.78	2.02	(b)
Portfolio turnover rate (%)	298 (f)	322 (f)	341 (f)	342 (f)	405	(f)
Net assets, end of period (in millions)	$1,280.5	$1,179.3	$1,050.5	$1,195.7	$1,135.6

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.97	$17.69	$20.24	$18.37	$18.54

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.31	0.32	0.30	0.32	(b)
Net realized and unrealized gain (loss)	3.00	3.56	(1.01)	2.38	0.88

Total income (loss) from investment operations	3.26	3.87	(0.69)	2.68	1.20

Less Distributions
Distributions from net investment income	(0.41)	(0.39)	(0.31)	(0.33)	(0.48)
Distributions from net realized capital gains	(0.90)	(1.20)	(1.55)	(0.48)	(0.89)

Total distributions	(1.31)	(1.59)	(1.86)	(0.81)	(1.37)

Net Asset Value, End of Period	$21.92	$19.97	$17.69	$20.24	$18.37

Total Return (%) (c)	17.45	22.72	(4.01)	14.85	6.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.78	0.78	0.79	0.80
Net ratio of expenses to average net assets (%) (d)(e)	0.75	0.75	0.75	0.76	0.77
Ratio of net investment income to average net assets (%)	1.32	1.63	1.64	1.53	1.77	(b)
Portfolio turnover rate (%)	298 (f)	322 (f)	341 (f)	342 (f)	405	(f)
Net assets, end of period (in millions)	$67.3	$63.9	$57.2	$68.8	$66.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.07	$17.77	$20.33	$18.44	$18.61

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.33	0.34	0.32	0.34	(b)
Net realized and unrealized gain (loss)	3.01	3.58	(1.02)	2.40	0.87

Total income (loss) from investment operations	3.29	3.91	(0.68)	2.72	1.21

Less Distributions
Distributions from net investment income	(0.43)	(0.41)	(0.33)	(0.35)	(0.49)
Distributions from net realized capital gains	(0.90)	(1.20)	(1.55)	(0.48)	(0.89)

Total distributions	(1.33)	(1.61)	(1.88)	(0.83)	(1.38)

Net Asset Value, End of Period	$22.03	$20.07	$17.77	$20.33	$18.44

Total Return (%) (c)	17.53	22.85	(3.88)	14.95	6.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.68	0.68	0.69	0.70
Net ratio of expenses to average net assets (%) (d)(e)	0.65	0.65	0.65	0.66	0.67
Ratio of net investment income to average net assets (%)	1.42	1.73	1.74	1.63	1.87	(b)
Portfolio turnover rate (%)	298 (f)	322 (f)	341 (f)	342 (f)	405	(f)
Net assets, end of period (in millions)	$30.0	$29.0	$27.5	$32.6	$30.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2020 through 2016. (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 77%, 60%, 62%, 74%, and 58% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based

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upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purposes Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Some SPACs may pursue transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

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Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2020, the Portfolio did not have any unfunded loan commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $40,964,407. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $33,480,504. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio

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generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(38,099,237)	$—	$—	$—	$(38,099,237)
Corporate Bonds & Notes	(839,784)	—	—	—	(839,784)
Foreign Government	(541,483)	—	—	—	(541,483)
Total Borrowings	$(39,480,504)	$—	$—	$—	$(39,480,504)
Gross amount of recognized liabilities for securities lending transactions					$(39,480,504)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange

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contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio

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realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take

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delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2020, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest

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rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

Spreadlock Swap Contracts - The Portfolio may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$27,617
	OTC swap contracts at market value (b)	14,462	OTC swap contracts at market value (b)	$18,594
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	21,451	Unrealized depreciation on centrally cleared swap contracts (c) (d)	2,494
	Unrealized appreciation on futures contracts (d) (e)	286,992	Unrealized depreciation on futures contracts (d) (e)	29,175
Credit	OTC swap contracts at market value (b)	9,977	OTC swap contracts at market value (b)	1,621,551
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	718,759	Unrealized depreciation on centrally cleared swap contracts (c) (d)	62,995
			Written options at value	95,988
Equity	Unrealized appreciation on futures contracts (d) (e)	36,382
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	2,313	Unrealized depreciation on forward foreign currency exchange contracts	100,500

Total		$1,117,953		$1,931,297

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $4,448 and OTC swap interest payable of $1,308.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Financial instrument not subject to a master netting agreement.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$42,079	$(36,784)	$—	$5,295
Goldman Sachs International	2,313	(2,313)	—	—
JPMorgan Chase Bank N.A.	9,977	(9,977)	—	—

	$54,369	$(49,074)	$—	$5,295

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$36,784	$(36,784)	$—	$—
Barclays Bank plc	27,931	—	—	27,931
BNP Paribas S.A.	28,210	—	—	28,210
Credit Suisse International	267,979	—	(267,979)	—
Deutsche Bank AG	45,397	—	(45,397)	—
Goldman Sachs International	637,162	(2,313)	(634,849)	—
JPMorgan Chase Bank N.A.	26,823	(9,977)	—	16,846
Morgan Stanley & Co. International plc	759,879	—	(759,879)	—
Toronto Dominion Bank	6,468	—	—	6,468

	$1,836,633	$(49,074)	$(1,708,104)	$79,455

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$201,370	$—	$—	$—	$201,370
Forward foreign currency transactions	—	—	—	868,327	868,327
Futures contracts	1,954,996	—	9,933	—	1,964,929
Swap contracts	(5,940,129)	(3,680,016)	—	—	(9,620,145)
Written options	—	3,324,028	—	—	3,324,028

	$(3,783,763)	$(355,988)	$9,933	$868,327	$(3,261,491)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$43,293	$—	$—	$—	$43,293
Forward foreign currency transactions	—	—	—	42,274	42,274
Futures contracts	471,890	—	36,382	—	508,272
Swap contracts	1,240,908	(754,000)	—	—	486,908
Written options	—	25,265	—	—	25,265

	$1,756,091	$(728,735)	$36,382	$42,274	$1,106,012

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For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$4,528,000
Forward foreign currency transactions	19,110,488
Futures contracts long	82,498,220
Futures contracts short	(26,576,269)
Swap contracts	57,349,089
Written options	(220,081,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or

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a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-53

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$3,185,019,556	$799,874,781	$3,221,307,236	$888,914,665

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2020 were as follows:

Purchases	Sales
$3,046,108,345	$3,094,327,088

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $976,619 in purchases and $7,124,638 in sales of investments, which are included above, and resulted in net realized gains of $1,307,472.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$5,759,528	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period April 29, 2019 to April 29, 2020. There were no fees waived during the year ended December 31, 2020.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $365,933 was waived in the aggregate for the year ended December 31, 2020 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-54

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,305,507,650

Gross unrealized appreciation	249,365,016
Gross unrealized depreciation	(22,468,434)

Net unrealized appreciation (depreciation)	$226,896,582

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$42,588,010	$28,177,691	$39,218,758	$72,306,746	$81,806,768	$100,484,437

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$54,305,077	$92,303,670	$226,881,755	$—	$373,490,502

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTII-55

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-56

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Wellington Balanced Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Balanced Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Balanced Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-57

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-58

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-59

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-60

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-61

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Wellington Balanced Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its blended benchmark, the S&P 500 Index (60%) & Bloomberg Barclays U.S. Aggregate Bond Index (40%), for the one-, three- and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-62

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Brighthouse/Wellington Core Equity Opportunities Portfolio returned 11.27%, 10.97%, and 11.08%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 20.96%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2020. U.S. equities ended the first quarter sharply lower after achieving record highs in February, as the coronavirus (“COVID-19”) spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market.

U.S. equities ended the second quarter higher after an extraordinary rally drove U.S. stocks to their largest quarterly gain since the fourth quarter of 1998. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (the “Fed”) in response to the pandemic was the most influential driver of the market’s rebound in the second quarter. Risk sentiment eased at the end of the quarter on concerns about a sharp rise in infections in some southern and western states, the rapid speed of the market’s rebound, and cautious economic-outlook comments from the Fed.

In the third quarter, U.S. equities extended their strong rally, with markets bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for COVID-19 vaccines. The U.S. economy gradually recovered during the quarter; however, the path to a sustainable economic recovery was clouded by concerns about a resurgence in COVID-19 infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus. In September, the S&P 500 Index declined for the first time in five months. The Fed signaled that it expects to hold interest rates near zero until inflation is on track to moderately exceed 2%.

During the fourth quarter, U.S. equities rallied, bolstered by better-than-expected third-quarter earnings, economic resilience, substantial monetary support from the Fed, and optimism that vaccines will support a broad reopening of the U.S. economy in 2021. A sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments. In December, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion, and the Fed committed to purchasing at least U.S.$120 billion of U.S. government debt per month. Joe Biden was elected U.S. president after a closely contested election, removing a key element of uncertainty for the market. Third quarter earnings results for companies in the S&P 500 Index were significantly better than expected.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell 1000 Index, for the twelve-month period ended December 31, 2020. Sector allocation, a result of the bottom-up stock selection process, detracted from relative performance due to an underweight position in Information Technology and overweight positions in Consumer Staples and Industrials. This was partially offset by an underweight allocation to Energy, a lack of exposure to Utilities, and an overweight allocation to Consumer Discretionary. Stock selection within Consumer Discretionary, Information Technology, and Health Care also weighed on relative performance, but was partially offset by positive selection in Financials, Real Estate, and Consumer Staples.

The Portfolio’s lack of a position in benchmark constituents Apple (Information Technology), Tesla (Consumer Discretionary), and Amazon.com (Consumer Discretionary) along with overweight positions to General Dynamics (Industrials) and Northrop Grumman (Industrials) were among the top relative detractors during the period. The Aerospace segment of diversified defense company General Dynamics faced headwinds early in the year as travel restrictions and supply chain issues impacted deliveries at Gulfstream. 11 business jet deliveries were delayed in the first quarter and management cut projected deliveries from 150 planes to between 125 and 130. Sales in the third quarter fell 3% year-over-year and expectations for fewer deliveries continued as softer market demand prevented higher production rates. Shares of Northrop Grumman, a U.S.-based aerospace and defense company, slid after first-quarter results missed consensus estimates. Margin compression in Aeronautics and Defense Systems along with negative returns on marketable securities held in employee benefit plans weighed on performance. Management cut guidance for 2020, accounting for COVID-19 headwinds. The company began to recover in the second half of the year as revenue growth returned and operating margins improved. At the end of the period, the Portfolio continued to hold positions in General Dynamics and Northrop Grumman.

The Portfolio’s overweight positions in Deere (Industrials), Danaher (Health Care), and United Parcel Services (Industrials) were among the top relative contributors during the period. Shares of Deere rose after the company announced strong third quarter results, exceeding expectations. The agricultural machinery giant increased its sales outlook for the year as demand remained resilient despite the uncertainty related to COVID-19. The company also announced the completion of the acquisition of Unimil, a leading Brazilian company in the aftermarket service parts business. Results for the fourth quarter were strong as well, with operating margins increasing over the prior-year period. Management revised net income guidance upward for fiscal 2021. Shares of Danaher, a manufacturer of scientific instruments and consumables, gained on earnings that beat

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

consensus estimates throughout the year, driven by COVID-19 related demand. Operations at Cepheid and Cytiva boosted revenue in the second quarter with Cytiva achieving organic revenue growth of 20%. In the third quarter, Cepheid core growth doubled year-over-year as it shipped seven million COVID-19 test kits. United Parcel Services, a provider of package delivery service, reported third-quarter earnings well ahead of consensus estimates as the pandemic accelerated the broader shift to e-commerce sales for retailers. International sales grew 17% on outbound Asia demand and higher cross-border shipments in Europe, while U.S. domestic package revenue rose 15% as solid business-to-consumer package growth offset lower commercial business-to-business deliveries. At the end of the period, the Portfolio continued to hold positions in Deere, Danaher, and United Parcel Services.

At of the end of the period, the Portfolio was most overweight the Industrials and Consumer Staples sectors and most underweight the Information Technology and Communication Services sectors.

Donald J. Kilbride

Portfolio Manager

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Brighthouse/Wellington Core Equity Opportunities Portfolio
Class A	11.27	13.22	11.80
Class B	10.97	12.94	11.53
Class E	11.08	13.05	11.64
Russell 1000 Index	20.96	15.59	14.01

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
UnitedHealth Group, Inc.	4.0
McDonald’s Corp.	3.8
Johnson & Johnson	3.7
Coca-Cola Co. (The)	3.6
American Express Co.	3.5
TJX Cos., Inc. (The)	3.2
NIKE, Inc.- Class B	3.2
Procter & Gamble Co. (The)	3.2
Medtronic plc	3.1
Union Pacific Corp.	3.1

Top Sectors

% of Net Assets
Industrials	20.5
Health Care	20.0
Consumer Staples	16.1
Consumer Discretionary	12.3
Financials	9.9
Information Technology	9.6
Materials	5.3
Real Estate	3.3
Communication Services	1.9

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition,if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.58%	$1,000.00	$1,195.10	$3.20
	Hypothetical*	0.58%	$1,000.00	$1,022.22	$2.95

Class B (a)	Actual	0.83%	$1,000.00	$1,194.00	$4.58
	Hypothetical*	0.83%	$1,000.00	$1,020.96	$4.22

Class E (a)	Actual	0.73%	$1,000.00	$1,194.70	$4.03
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—7.6%
General Dynamics Corp.	517,706	$77,045,007
Lockheed Martin Corp.	204,158	72,472,007
Northrop Grumman Corp.	325,827	99,286,004
Raytheon Technologies Corp. (a)	627,236	44,853,646

		293,656,664

Air Freight & Logistics—2.3%
United Parcel Service, Inc. - Class B	530,797	89,386,215

Banks—1.5%
PNC Financial Services Group, Inc. (The) (a)	379,317	56,518,233

Beverages—8.4%
Coca-Cola Co. (The)	2,518,003	138,087,285
Diageo plc	2,354,974	93,071,172
PepsiCo, Inc.	640,486	94,984,074

		326,142,531

Biotechnology—1.4%
Amgen, Inc.	235,172	54,070,746

Chemicals—5.3%
Ecolab, Inc.	443,355	95,924,288
Linde plc	415,389	109,459,155

		205,383,443

Consumer Finance—3.5%
American Express Co. (a)	1,110,741	134,299,694

Equity Real Estate Investment Trusts—3.3%
American Tower Corp.	244,763	54,939,503
Public Storage (a)	317,779	73,384,704

		128,324,207

Food & Staples Retailing—1.5%
Costco Wholesale Corp. (a)	150,812	56,822,945

Health Care Equipment & Supplies—7.0%
Baxter International, Inc.	1,108,862	88,975,087
Danaher Corp.	282,433	62,739,667
Medtronic plc	1,042,510	122,119,621

		273,834,375

Health Care Providers & Services—3.9%
UnitedHealth Group, Inc.	437,999	153,597,489

Hotels, Restaurants & Leisure—3.8%
McDonald’s Corp.	684,300	146,837,094

Household Products—6.3%
Colgate-Palmolive Co. (a)	1,415,947	121,077,628
Procter & Gamble Co. (The)	882,228	122,753,204

		243,830,832

Industrial Conglomerates—2.9%
Honeywell International, Inc.	536,993	114,218,411

Insurance—5.0%
Chubb, Ltd.	639,058	98,363,807
Marsh & McLennan Cos., Inc. (a)	829,415	97,041,555

		195,405,362

IT Services—6.5%
Accenture plc - Class A	359,468	93,896,636
Automatic Data Processing, Inc.	390,026	68,722,581
Visa, Inc. - A Shares (a)	420,465	91,968,310

		254,587,527

Machinery—2.0%
Deere & Co. (a)	286,919	77,195,557

Media—1.9%
Comcast Corp. - Class A	1,437,804	75,340,930

Pharmaceuticals—7.6%
Johnson & Johnson	916,209	144,192,972
Merck & Co., Inc.	1,159,044	94,809,799
Pfizer, Inc.	1,558,534	57,369,637

		296,372,408

Road & Rail—5.7%
Canadian National Railway Co. (a)	906,887	99,701,286
Union Pacific Corp.	582,417	121,270,868

		220,972,154

Software—3.0%
Microsoft Corp.	529,396	117,748,258

Specialty Retail—5.3%
Home Depot, Inc. (The) (a)	303,887	80,718,465
TJX Cos., Inc. (The)	1,825,106	124,636,489

		205,354,954

Textiles, Apparel & Luxury Goods—3.2%
NIKE, Inc. - Class B	877,168	124,092,957

Total Common Stocks (Cost $2,644,146,304)		3,843,992,986

Escrow Shares—0.0%

Forest Products & Paper—0.0%
Sino-Forest Corp. (b) (c) (e) (Cost $0)	5,844,000	0

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Short-Term Investment—1.0%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $37,664,105; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $38,417,400.	$37,664,105	$37,664,105

Total Short-Term Investments (Cost $37,664,105)		37,664,105

Securities Lending Reinvestments (d)—2.1%

Certificates of Deposit—1.2%
Banco del Estado de Chile
0.250%, 01/04/21	1,000,000	1,000,010
Bank of Nova Scotia
0.372%, 1M LIBOR + 0.220%, 01/08/21 (f)	3,000,000	3,000,132
BNP Paribas S.A. New York
0.264%, 1M LIBOR + 0.110%, 02/12/21 (f)	3,000,000	3,000,225
0.268%, 1M LIBOR + 0.120%, 02/11/21 (f)	3,000,000	3,000,249
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (f)	5,000,000	4,998,160
0.301%, SOFR + 0.210%, 02/22/21 (f)	5,000,000	4,998,160
Mizuho Bank, Ltd.
0.250%, 03/22/21	5,000,000	5,000,110
Rabobank International London
0.359%, 1M LIBOR + 0.210%, 01/08/21 (f)	1,500,000	1,500,300
Royal Bank of Canada New York
0.270%, FEDEFF PRV + 0.180%, 02/12/21 (f)	5,000,000	5,000,595
Skandinaviska Enskilda Banken AB
0.250%, 05/17/21	3,000,000	2,999,772
Sumitomo Mitsui Banking Corp.
0.252%, 3M LIBOR + 0.030%, 02/17/21 (f)	2,000,000	1,999,982
Sumitomo Mitsui Trust Bank London
Zero Coupon, 05/13/21	4,992,470	4,995,000
Toronto-Dominion Bank
0.284%, 3M LIBOR + 0.070%, 02/16/21 (f)	6,000,000	6,000,300

		47,492,995

Repurchase Agreements—0.9%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $7,859,263; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $8,016,404.	7,859,220	7,859,220
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $16,506,898; collateralized by various Common Stock with an aggregate market value of $18,150,000.	16,500,000	16,500,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $1,800,024; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $1,836,001.	1,800,000	1,800,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,000,022; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $5,100,187; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $5,666,882.	5,100,000	5,100,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $900,010; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $918,370.	900,000	900,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $200,010; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $221,879.	200,000	200,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,000,022; collateralized by various Common Stock with an aggregate market value of $1,111,300.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $400,017; collateralized by various Common Stock with an aggregate market value of $444,520.	400,000	400,000

		34,759,220

Total Securities Lending Reinvestments (Cost $82,253,852)		82,252,215

Total Investments—102.0% (Cost $2,764,064,261)		3,963,909,306
Other assets and liabilities (net)—(2.0)%		(79,146,029)

Net Assets—100.0%		$3,884,763,277

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $81,004,887 and the collateral received consisted of cash in the amount of $82,251,689. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2020

(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 0.0% of net assets.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$293,656,664	$—	$—	$293,656,664
Air Freight & Logistics	89,386,215	—	—	89,386,215
Banks	56,518,233	—	—	56,518,233
Beverages	233,071,359	93,071,172	—	326,142,531
Biotechnology	54,070,746	—	—	54,070,746
Chemicals	205,383,443	—	—	205,383,443
Consumer Finance	134,299,694	—	—	134,299,694
Equity Real Estate Investment Trusts	128,324,207	—	—	128,324,207
Food & Staples Retailing	56,822,945	—	—	56,822,945
Health Care Equipment & Supplies	273,834,375	—	—	273,834,375
Health Care Providers & Services	153,597,489	—	—	153,597,489
Hotels, Restaurants & Leisure	146,837,094	—	—	146,837,094
Household Products	243,830,832	—	—	243,830,832
Industrial Conglomerates	114,218,411	—	—	114,218,411
Insurance	195,405,362	—	—	195,405,362
IT Services	254,587,527	—	—	254,587,527
Machinery	77,195,557	—	—	77,195,557
Media	75,340,930	—	—	75,340,930
Pharmaceuticals	296,372,408	—	—	296,372,408
Road & Rail	220,972,154	—	—	220,972,154
Software	117,748,258	—	—	117,748,258
Specialty Retail	205,354,954	—	—	205,354,954
Textiles, Apparel & Luxury Goods	124,092,957	—	—	124,092,957
Total Common Stocks	3,750,921,814	93,071,172	—	3,843,992,986
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	37,664,105	—	37,664,105
Total Securities Lending Reinvestments*	—	82,252,215	—	82,252,215
Total Investments	$3,750,921,814	$212,987,492	$0	$3,963,909,306

Collateral for Securities Loaned (Liability)	$—	$(82,251,689)	$—	$(82,251,689)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$3,963,909,306
Receivable for:
Fund shares sold	2,310,106
Dividends	3,928,526
Prepaid expenses	11,089

Total Assets	3,970,159,027

Liabilities
Collateral for securities loaned	82,251,689
Payables for:
Fund shares redeemed	719,620
Accrued Expenses:
Management fees	1,802,324
Distribution and service fees	231,757
Deferred trustees’ fees	236,209
Other expenses	154,151

Total Liabilities	85,395,750

Net Assets	$3,884,763,277

Net Assets Consist of:
Paid in surplus	$2,438,153,408
Distributable earnings (Accumulated losses)	1,446,609,869

Net Assets	$3,884,763,277

Net Assets
Class A	$2,492,120,560
Class B	679,837,565
Class E	712,805,152
Capital Shares Outstanding*
Class A	72,523,046
Class B	20,117,693
Class E	21,000,538
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$34.36
Class B	33.79
Class E	33.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,764,064,261.
(b)	Includes securities loaned at value of $81,004,887.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$74,678,784
Interest	113,391
Securities lending income	718,507

Total investment income	75,510,682

Expenses
Management fees	25,235,690
Administration fees	134,968
Custodian and accounting fees	172,173
Distribution and service fees—Class B	1,577,369
Distribution and service fees—Class E	990,685
Audit and tax services	44,887
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	233,109
Insurance	26,814
Miscellaneous	28,840

Total expenses	28,544,505
Less management fee waiver	(5,292,263)
Less broker commission recapture	(5,657)

Net expenses	23,246,585

Net Investment Income	52,264,097

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	202,762,326
Foreign currency transactions	(13,535)

Net realized gain	202,748,791

Net change in unrealized appreciation (depreciation) on:
Investments	131,580,848
Foreign currency transactions	(18,371)

Net change in unrealized appreciation	131,562,477

Net realized and unrealized gain	334,311,268

Net Increase in Net Assets From Operations	$386,575,365

(a)	Net of foreign withholding taxes of $244,814.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$52,264,097	$55,383,070
Net realized gain	202,748,791	389,802,199
Net change in unrealized appreciation	131,562,477	559,817,520

Increase in net assets from operations	386,575,365	1,005,002,789

From Distributions to Shareholders
Class A	(283,342,456)	(234,756,816)
Class B	(78,195,089)	(63,678,729)
Class E	(81,890,545)	(69,225,314)

Total distributions	(443,428,090)	(367,660,859)

Increase (decrease) in net assets from capital share transactions	84,688,249	(260,368,791)

Total increase in net assets	27,835,524	376,973,139

Net Assets
Beginning of period	3,856,927,753	3,479,954,614

End of period	$3,884,763,277	$3,856,927,753

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	734,962	$23,138,359	551,263	$18,498,689
Reinvestments	9,876,001	283,342,456	7,238,878	234,756,816
Redemptions	(7,291,833)	(238,604,961)	(12,745,161)	(429,588,638)

Net increase (decrease)	3,319,130	$67,875,854	(4,955,020)	$(176,333,133)

Class B
Sales	1,124,038	$34,891,532	1,186,381	$39,469,686
Reinvestments	2,767,967	78,195,089	1,990,582	63,678,729
Redemptions	(3,245,933)	(103,256,769)	(4,013,982)	(133,110,785)

Net increase (decrease)	646,072	$9,829,852	(837,019)	$(29,962,370)

Class E
Sales	467,366	$14,530,980	140,449	$4,679,462
Reinvestments	2,887,537	81,890,545	2,156,552	69,225,314
Redemptions	(2,791,084)	(89,438,982)	(3,845,561)	(127,978,064)

Net increase (decrease)	563,819	$6,982,543	(1,548,560)	$(54,073,288)

Increase (decrease) derived from capital shares transactions		$84,688,249		$(260,368,791)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$35.51	$30.01	$32.30	$28.61	$28.38

Income (Loss) from Investment Operations
Net investment income (a)	0.49	0.52	0.50	0.52	0.48
Net realized and unrealized gain (loss)	2.66	8.43	(0.45)	4.81	1.53

Total income (loss) from investment operations	3.15	8.95	0.05	5.33	2.01

Less Distributions
Distributions from net investment income	(0.56)	(0.57)	(0.58)	(0.49)	(0.48)
Distributions from net realized capital gains	(3.74)	(2.88)	(1.76)	(1.15)	(1.30)

Total distributions	(4.30)	(3.45)	(2.34)	(1.64)	(1.78)

Net Asset Value, End of Period	$34.36	$35.51	$30.01	$32.30	$28.61

Total Return (%) (b)	11.27	30.94	(0.09)	19.07	7.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.72	0.72	0.72	0.72
Net ratio of expenses to average net assets (%) (c)(d)	0.58	0.58	0.57	0.57	0.58
Ratio of net investment income to average net assets (%)	1.53	1.54	1.54	1.72	1.70
Portfolio turnover rate (%)	15	16	22	13	32
Net assets, end of period (in millions)	$2,492.1	$2,457.8	$2,225.6	$2,653.5	$2,538.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$34.99	$29.60	$31.89	$28.26	$28.06

Income (Loss) from Investment Operations
Net investment income (a)	0.41	0.43	0.41	0.44	0.41
Net realized and unrealized gain (loss)	2.60	8.32	(0.44)	4.75	1.50

Total income (loss) from investment operations	3.01	8.75	(0.03)	5.19	1.91

Less Distributions
Distributions from net investment income	(0.47)	(0.48)	(0.50)	(0.41)	(0.41)
Distributions from net realized capital gains	(3.74)	(2.88)	(1.76)	(1.15)	(1.30)

Total distributions	(4.21)	(3.36)	(2.26)	(1.56)	(1.71)

Net Asset Value, End of Period	$33.79	$34.99	$29.60	$31.89	$28.26

Total Return (%) (b)	10.97	30.64	(0.35)	18.81	7.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.97	0.97	0.97	0.97
Net ratio of expenses to average net assets (%) (c)(d)	0.83	0.83	0.82	0.82	0.83
Ratio of net investment income to average net assets (%)	1.28	1.29	1.29	1.47	1.44
Portfolio turnover rate (%)	15	16	22	13	32
Net assets, end of period (in millions)	$679.8	$681.3	$601.2	$725.0	$691.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$35.13	$29.71	$32.00	$28.35	$28.13

Income (Loss) from Investment Operations
Net investment income (a)	0.44	0.46	0.44	0.47	0.43
Net realized and unrealized gain (loss)	2.62	8.36	(0.44)	4.77	1.52

Total income (loss) from investment operations	3.06	8.82	0.00	5.24	1.95

Less Distributions
Distributions from net investment income	(0.51)	(0.52)	(0.53)	(0.44)	(0.43)
Distributions from net realized capital gains	(3.74)	(2.88)	(1.76)	(1.15)	(1.30)

Total distributions	(4.25)	(3.40)	(2.29)	(1.59)	(1.73)

Net Asset Value, End of Period	$33.94	$35.13	$29.71	$32.00	$28.35

Total Return (%) (b)	11.08	30.77	(0.25)	18.92	7.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.87	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (c)(d)	0.73	0.73	0.72	0.72	0.73
Ratio of net investment income to average net assets (%)	1.38	1.39	1.39	1.57	1.54
Portfolio turnover rate (%)	15	16	22	13	32
Net assets, end of period (in millions)	$712.8	$717.9	$653.2	$794.0	$775.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2020 through 2016. (see Note 5 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $37,664,105. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $34,759,220. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$536,872,389	$0	$806,541,214

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $4,996,736 in purchases and $3,987,096 in sales of investments, which are included above, and resulted in net realized losses of $503,546.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$25,235,690	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 were $4,182,788 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $1,109,475 was waived in the aggregate for the year ended December 31, 2020 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$2,769,430,990

Gross unrealized appreciation	1,213,351,107
Gross unrealized depreciation	(18,872,790)

Net unrealized appreciation (depreciation)	$1,194,478,317

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$55,362,618	$58,480,020	$388,065,472	$309,180,839	$443,428,090	$367,660,859

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$52,095,485	$200,271,156	$1,194,479,437	$—	$1,446,846,078

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Wellington Core Equity Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Core Equity Opportunities Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Wellington Core Equity Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the five-year period ended June 30, 2020, and underperformed the median of its Performance Universe for the one-year and three-year periods ended June 30, 2020. In addition, the Board considered that the Portfolio outperformed the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2020 and underperformed the average of its Morningstar Category for the one-year period ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were below the Expense Universe median and the Sub-advised Expense Universe median, but above the Expense Group median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Universe and above the average of the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Brighthouse Asset Allocation 20 Portfolio returned 9.70% and 9.52%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned 8.05%.

MARKET ENVIRONMENT/CONDITIONS

Calendar year 2020 is destined to be a year for the record books, not just as the year that the most significant pandemic (“COVID-19”) since the Spanish Influenza of 1918 scourged the earth, but also as a historically significant year in both the underlying economy and the capital markets. The year started ordinarily enough. The S&P 500 Index began the first month and a half delivering solid returns, up 5.1% through the first few weeks of February (January 1, 2020 through February 19, 2020). At the same time, the Bloomberg Barclays U.S. Aggregate Bond Index was up around 2.0% during the same period. In mid-January, there were whispers of a virus spreading in China and then, seemingly overnight, it became apparent that the virus was much more widespread than previously thought. Business leaders and state governors responded to the virus with widespread shutdowns. These shutdowns not only had immediately devastating effects on many industries, but also carried knock-on effects down the line, hampering business bottom lines.

The U.S. stock market, which was healthily chugging along until then, hit its apex on February 19th, and then proceeded to plummet at a historically rapid rate until hitting its crisis nadir on March 23rd. In that span of time (just 24 trading days), the S&P 500 Index experienced a historically massive drop of 34%—significant in the extremely truncated timeframe within which such a high magnitude drop occurred. At the same time, the real economy was about to pull back to a degree unseen in generations. Real Gross Domestic Product (“GDP,” or, the inflation-adjusted value of all goods and services produced in an economy in a year) dropped at an annual rate magnitude unheard of since the Great Depression, sinking 31.4% in the second quarter of 2020. Similarly, by April, the unemployment rate had rapidly spiked to 14.8%. At the front end of the crisis the U.S. Federal Reserve (the “Fed”) response was swift. Under the leadership of Fed Chair Jerome Powell, it had taken extraordinary measures and the 10-year Treasury rate was driven down to 0.54% on March 9th, after beginning the year at 1.92%. Powell had publicly stated that the Fed would do whatever it took to support markets, and he meant it. With fiscal stimulus included, at the time, an overall support package that was budgeted for $6 trillion was put forth. After the fact, the actual stimulus during the course of the year was on the order of $4 trillion, but this is still the heaviest economic relief effort in modern history. The count may continue—potential additional stimulus measures are slated for 2021.

How quickly the collapse was forgotten, as in only a few short months the S&P 500 Index had come roaring back, and, at the end of the second quarter, was at a level that was approaching the previous February 19th peak. Despite the apparent success story, the recovery in the markets was extremely top-heavy, with the highest market cap names driving the lion’s share of the results for Large Cap indexes. Nonetheless, the Fed could certainly count it as a success, keeping the interest rates in check for the remainder of 2020. The stock market quickly rebounded not only to pre-COVID-19 levels, but indeed, surged to brand new highs. Annual GDP growth would go from a disastrous second quarter to a breathtaking 33.4% increase in the third quarter. Unemployment would eventually drop to 6.7% by December. All told, the S&P 500 Index would finish the year up 18.4% overall. This, after rising an astonishing 70.2% from the market bottom on March 23rd.

During calendar year 2020, growth stocks dominated value stocks with the Russell 1000 Growth Index returning a staggering 38.5% compared to 2.8% for the Russell 1000 Value Index. The growth benchmark, which has a much larger weight in technology, continued to benefit from strong performance of a few stocks—Apple, Microsoft, Amazon, and Facebook. Meanwhile, a larger weight in Financials and Energy stocks weighed down the value benchmark. For the year, international stocks lagged behind U.S. stocks, with the MSCI EAFE Index generating a 7.8% return. Emerging markets, on the other hand, logged a more impressive return of 18.3%, as measured by the MSCI Emerging Markets Index.

Fixed Income also did not do too poorly when considering the entire year. Spreads (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality), as measured by the ICE/BofA U.S. High Yield Index Option-Adjusted Spread, had spiked to nearly 11% on March 23rd. The aforementioned monetary stimulus quickly worked to drive the spreads down to half that amount by the summer, and gradually over the second half of 2020 spreads glided down even further, eventually finishing the year at approximately the same level they were at pre-COVID-19. While the spread blowouts initially harmed some spread sectors, overall, Fixed Income finished strong on the back of later spread compression (as well as, of course, the monstrous declines in interest rates). Core Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, finished the year at 7.51%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 20 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Conservative Index. Strong performance within the underlying International and Emerging Market equity portfolios and overweight positions in U.S. Large Cap equity, U.S. Bonds, High Yield, and Emerging Market Bonds all contributed to the outperformance.

Contribution from the underlying fixed income portfolios to relative performance was basically flat during 2020. The biggest contributors were the PIMCO Total Return Portfolio and the TCW Core Fixed

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Income Portfolio. The TCW Core Fixed Income Portfolio outpaced its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, driven largely by its allocation to and security selection within Corporate bonds. The PIMCO Total Return Portfolio benefitted from its duration and curve positioning along with holdings in non-Agency and Agency Mortgage-Backed Securities as spreads tightened. At the other end of the spectrum was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 16.5%. The portfolio underperformed its respective benchmark due to currency positions followed by interest-rate strategies. In particular, the portfolio’s underweighted position in the euro and the Australian dollar and an underweighted duration exposure in both Europe and the United States detracted from relative results. The Brighthouse/Franklin Low Duration Total Return Portfolio underperformed its benchmark by 0.9%. The portfolio’s underperformance stemmed from active currency positioning along with its U.S. duration posture.

Portfolio selection within domestic equity was a detractor from relative performance with weak performance across Large, Mid, and Small Cap Equity portfolios. Within Large Cap, the Jennison Growth Portfolio was the bright spot, outperforming its benchmark by 18.3%. Security selection within the Consumer Discretionary, Information Technology, and Communication Services sectors, as well as an overweight to Consumer Discretionary and an underweight to Industrials, were the main drivers of performance. The Brighthouse/Wellington Large Cap Research Portfolio also managed to outperform, besting its benchmark by 3.9% for the year. The portfolio primarily outperformed as a result of security selection within the Communication Services, Information Technology, and Financials sectors. The biggest detractors from performance were security selection within the Consumer Discretionary and Utilities sectors and an underweight to the Information Technology sector. The Brighthouse/Artisan Mid Cap Value Portfolio outperformed its benchmark by 1.3% and was the best of the mid-cap portfolios. Strong sector allocation due to an underweight in Energy and Real Estate and overweight to Communication Services and Consumer Discretionary was partially offset by negative stock selection, particularly in Industrials and Healthcare. The worst performing portfolio was the T. Rowe Price Mid Cap Growth Portfolio, which underperformed its benchmark by 11.3%. A significant underweight to Technology (which was a top performing sector for the period), was a drag on performance, along with security selection within the Consumer Discretionary, Health Care, and Information Technology sectors. Within Small Cap equities, the Neuberger Berman Genesis Portfolio was the strongest performer, outperforming its benchmark by 20.5%. The portfolio benefitted from its strong tilt towards growth stocks, as well as strong security selection within Financials, Industrials, and Information Technology, and a substantial overweight to Technology and Health Care. On the other hand, the T. Rowe Price Small Cap Growth Portfolio underperformed its benchmark by 12.6%. The portfolio’s security selection, particularly within the Information Technology, Consumer Discretionary, and Industrials sectors, detracted.

Non-U.S. equity was a strong contributor to relative performance. The best performance was delivered by the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 15.9% for the calendar year. The majority of the outperformance was driven by strong security selection within the Industrials, Consumer Discretionary, and Communication Services sectors, while an overweight to Information Technology and an underweight to Energy contributed as well. The Brighthouse/Artisan International Portfolio was the weakest performer, lagging its benchmark by 2.7%. Sector selection detracted most due to an overweight to Financials and an underweight to Information Technology. Security selection added to performance, specifically within Financials, Consumer Staples, and Consumer Discretionary. The Van Eck Global Natural Resources Portfolio also delivered strong performance for the year, outperforming its benchmark by 40.6%. The portfolio benefited from overweight positions to renewable energy and precious metals.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 20% of the risk of an all equity portfolio.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 20 Portfolio
Class A	9.70	6.15	5.25
Class B	9.52	5.90	4.98
Dow Jones Conservative Index	8.05	4.80	3.92

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio (Class A)	13.0
BlackRock Bond Income Portfolio (Class A)	12.2
PIMCO Total Return Portfolio (Class A)	12.0
TCW Core Fixed Income Portfolio (Class A)	9.5
PIMCO Inflation Protected Bond Portfolio (Class A)	9.0
JPMorgan Core Bond Portfolio (Class A)	7.8
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	5.0
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	5.0
MFS Value Portfolio (Class A)	2.3
Invesco Comstock Portfolio (Class A)	2.0

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	68.5
U.S. Large Cap Equities	10.8
High Yield Fixed Income	7.5
International Developed Market Equities	3.8
International Fixed Income	3.5
U.S. Small Cap Equities	3.2
Global Equities	1.5
Real Estate Equities	0.5
U.S. Mid Cap Equities	0.5
Emerging Market Equities	0.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a) (b)	Actual	0.64%	$1,000.00	$1,080.40	$3.35
	Hypothetical*	0.64%	$1,000.00	$1,021.92	$3.25

Class B (a) (b)	Actual	0.89%	$1,000.00	$1,079.20	$4.65
	Hypothetical*	0.89%	$1,000.00	$1,020.66	$4.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.
(b)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Schedule of Investments as of December 31, 2020

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.1%
AB International Bond Portfolio (Class A) (a)	1,126,030	$11,992,220
Baillie Gifford International Stock Portfolio (Class A) (b)	475,092	7,496,959
BlackRock Bond Income Portfolio (Class A) (b)	644,631	73,429,973
BlackRock Capital Appreciation Portfolio (Class A) (b)	84,421	4,507,258
BlackRock High Yield Portfolio (Class A) (a)	376,363	3,003,373
Brighthouse Small Cap Value Portfolio (Class A) (a)	407,035	5,991,561
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	107,465	1,516,325
Brighthouse/Artisan International Portfolio (Class A) (a)	345,845	4,506,365
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	6,396	1,510,035
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	1,205,392	11,981,600
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	3,168,733	29,944,528
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	1,083,803	9,006,406
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	307,438	10,563,585
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	352,565	6,035,917
Clarion Global Real Estate Portfolio (Class A) (a)	261,795	3,010,644
Harris Oakmark International Portfolio (Class A) (a)	444,945	5,984,513
Invesco Comstock Portfolio (Class A) (a)	941,286	12,086,108
Invesco Global Equity Portfolio (Class A) (a)	51,315	1,509,699
Jennison Growth Portfolio (Class A) (b)	198,511	4,492,297
JPMorgan Core Bond Portfolio (Class A) (a)	4,306,663	46,468,894
JPMorgan Small Cap Value Portfolio (Class A) (a)	191,721	2,990,847
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	91,098	1,485,800
MFS Research International Portfolio (Class A) (a)	325,207	4,507,371
MFS Value Portfolio (Class A) (b)	872,313	13,634,259
Neuberger Berman Genesis Portfolio (Class A) (b)	124,840	2,997,404
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	4,977,149	54,002,068
PIMCO Total Return Portfolio (Class A) (a)	5,736,657	71,880,316
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	156,465	4,504,640
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	315,004	9,062,670
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	120,149	1,499,465
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	219,799	5,943,367
TCW Core Fixed Income Portfolio (Class A) (a)	5,131,404	56,958,581
Van Eck Global Natural Resources Portfolio (Class A) (b)	727,828	7,489,354
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	2,164,651	30,023,713
Western Asset Management U.S. Government Portfolio (Class A) (b)	6,444,538	77,850,019

Total Mutual Funds (Cost $562,546,285)		599,868,134

Total Investments—100.1% (Cost $562,546,285)		599,868,134
Other assets and liabilities (net)—(0.1)%		(344,028)

Net Assets—100.0%		$599,524,106

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$599,868,134	$—	$—	$599,868,134
Total Investments	$599,868,134	$—	$—	$599,868,134

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Affiliated investments at value (a)	$599,868,134
Receivable for:
Fund shares sold	90,437
Due from investment adviser	29,677

Total Assets	599,988,248
Liabilities
Payables for:
Affiliated investments purchased	62,146
Fund shares redeemed	28,291
Accrued Expenses:
Management fees	48,676
Distribution and service fees	120,376
Deferred trustees’ fees	162,357
Other expenses	42,296

Total Liabilities	464,142

Net Assets	$599,524,106

Net Assets Consist of:
Paid in surplus	$547,970,795
Distributable earnings (Accumulated losses)	51,553,311

Net Assets	$599,524,106

Net Assets
Class A	$31,286,142
Class B	568,237,964
Capital Shares Outstanding*
Class A	2,708,886
Class B	49,638,825
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.55
Class B	11.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $562,546,285.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends from affiliated investments	$18,872,765

Total investment income	18,872,765
Expenses
Management fees	553,492
Administration fees	30,500
Custodian and accounting fees	27,576
Distribution and service fees—Class B	1,351,260
Audit and tax services	32,448
Legal	45,741
Trustees’ fees and expenses	54,229
Miscellaneous	7,680

Total expenses	2,102,926
Less expenses reimbursed by the Adviser	(180,341)

Net expenses	1,922,585

Net Investment Income	16,950,180

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Affiliated investments	(1,743,215)
Capital gain distributions from affiliated investments	7,529,123

Net realized gain	5,785,908

Net change in unrealized appreciation on affiliated investments	31,345,284

Net realized and unrealized gain	37,131,192

Net Increase in Net Assets From Operations	$54,081,372

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,950,180	$15,861,831
Net realized gain	5,785,908	12,445,845
Net change in unrealized appreciation	31,345,284	33,853,717

Increase in net assets from operations	54,081,372	62,161,393

From Distributions to Shareholders
Class A	(1,574,685)	(1,435,709)
Class B	(26,915,299)	(21,321,612)

Total distributions	(28,489,984)	(22,757,321)

Increase (decrease) in net assets from capital share transactions	14,002,836	(20,759,460)

Total increase in net assets	39,594,224	18,644,612

Net Assets
Beginning of period	559,929,882	541,285,270

End of period	$599,524,106	$559,929,882

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	344,606	$3,815,606	303,543	$3,280,370
Reinvestments	148,136	1,574,685	135,444	1,435,709
Redemptions	(843,842)	(9,223,725)	(625,144)	(6,739,158)

Net decrease	(351,100)	$(3,833,434)	(186,157)	$(2,023,079)

Class B
Sales	10,771,910	$115,731,575	6,614,031	$71,025,564
Reinvestments	2,551,213	26,915,299	2,024,844	21,321,612
Redemptions	(11,434,803)	(124,810,604)	(10,340,818)	(111,083,557)

Net increase (decrease)	1,888,320	$17,836,270	(1,701,943)	$(18,736,381)

Increase (decrease) derived from capital shares transactions		$14,002,836		$(20,759,460)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.11	$10.35	$11.01	$10.69	$10.94

Income (Loss) from Investment Operations
Net investment income (a)	0.35	0.33	0.24	0.23	0.23
Net realized and unrealized gain (loss)	0.68	0.91	(0.50)	0.53	0.28

Total income (loss) from investment operations	1.03	1.24	(0.26)	0.76	0.51

Less Distributions
Distributions from net investment income	(0.34)	(0.27)	(0.26)	(0.26)	(0.39)
Distributions from net realized capital gains	(0.25)	(0.21)	(0.14)	(0.18)	(0.37)

Total distributions	(0.59)	(0.48)	(0.40)	(0.44)	(0.76)

Net Asset Value, End of Period	$11.55	$11.11	$10.35	$11.01	$10.69

Total Return (%) (b)	9.70	12.14	(2.41)	7.16	4.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.13	0.13	0.13	0.12	0.12
Net ratio of expenses to average net assets (%) (c)(d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (e)	3.17	3.05	2.26	2.13	2.15
Portfolio turnover rate (%)	14	13	11	11	14
Net assets, end of period (in millions)	$31.3	$34.0	$33.6	$39.5	$41.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.01	$10.27	$10.92	$10.60	$10.85

Income (Loss) from Investment Operations
Net investment income (a)	0.32	0.30	0.21	0.20	0.20
Net realized and unrealized gain (loss)	0.69	0.89	(0.49)	0.53	0.28

Total income (loss) from investment operations	1.01	1.19	(0.28)	0.73	0.48

Less Distributions
Distributions from net investment income	(0.32)	(0.24)	(0.23)	(0.23)	(0.36)
Distributions from net realized capital gains	(0.25)	(0.21)	(0.14)	(0.18)	(0.37)

Total distributions	(0.57)	(0.45)	(0.37)	(0.41)	(0.73)

Net Asset Value, End of Period	$11.45	$11.01	$10.27	$10.92	$10.60

Total Return (%) (b)	9.52	11.74	(2.61)	6.93	4.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.38	0.38	0.38	0.37	0.37
Net ratio of expenses to average net assets (%) (c)(d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (e)	2.96	2.82	2.00	1.86	1.83
Portfolio turnover rate (%)	14	13	11	11	14
Net assets, end of period (in millions)	$568.2	$525.9	$507.7	$588.9	$624.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$89,038,241	$0	$79,027,252

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$553,492	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, Brighthouse Investment Advisers has contractually agreed, from April 30, 2020 to April 30, 2021, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay Brighthouse Investment Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by Brighthouse Investment Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2020 to April 30, 2021 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2020, the amount of expenses deferred in 2016 subject to repayment until December 31, 2021 was $120,106. The amount of expenses deferred in 2017 subject to repayment until December 31, 2022 was $143,509. The amount of expenses deferred in 2018 subject to repayment until December 31, 2023 was $153,825. The amount of expenses deferred in 2019 subject to repayment until December 31, 2024 was $187,177. The amount of expenses deferred in 2020 subject to repayment until December 31, 2025 was $180,341.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements-December 31, 2020 —(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2020 were as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December, 31, 2020
AB International Bond Portfolio (Class A)	$11,204,011	$1,397,370	$(902,742)	$32,728	$260,853	$11,992,220
Baillie Gifford International Stock Portfolio (Class A)	8,422,433	2,041,252	(4,328,329)	370,249	991,354	7,496,959
BlackRock Bond Income Portfolio (Class A)	68,591,362	5,857,987	(4,256,652)	154,109	3,083,167	73,429,973
BlackRock Capital Appreciation Portfolio (Class A)	4,203,982	1,211,573	(2,021,400)	413,411	699,692	4,507,258
BlackRock High Yield Portfolio (Class A)	2,801,722	393,540	(289,143)	(24,565)	121,819	3,003,373
Brighthouse Small Cap Value Portfolio (Class A)	2,803,939	3,980,420	(1,701,670)	(191,408)	1,100,280	5,991,561
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	1,402,551	342,404	(633,689)	149,608	255,451	1,516,325
Brighthouse/Artisan International Portfolio (Class A)	5,634,352	1,256,366	(2,544,260)	146,012	13,895	4,506,365
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,402,311	439,231	(506,759)	3,751	171,501	1,510,035
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	11,206,438	1,484,123	(502,031)	(26,564)	(180,366)	11,981,600
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	28,001,012	3,202,825	(953,333)	(65,489)	(240,487)	29,944,528
Brighthouse/Templeton International Bond Portfolio (Class A)	8,438,686	1,923,079	(297,414)	(55,630)	(1,002,315)	9,006,406
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	9,818,465	2,824,680	(2,216,899)	405,712	(268,373)	10,563,585
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	5,620,433	1,444,480	(2,006,743)	301,601	676,146	6,035,917
Clarion Global Real Estate Portfolio (Class A)	2,830,655	1,038,742	(744,642)	(666)	(113,445)	3,010,644
Harris Oakmark International Portfolio (Class A)	8,428,497	3,232,062	(5,566,807)	(1,835,315)	1,726,076	5,984,513
Invesco Comstock Portfolio (Class A)	11,244,395	4,503,110	(3,497,123)	(808,800)	644,526	12,086,108
Invesco Global Equity Portfolio (Class A)	1,400,656	272,887	(576,587)	127,448	285,295	1,509,699
Jennison Growth Portfolio (Class A)	4,204,173	1,307,088	(2,661,059)	437,267	1,204,828	4,492,297
JPMorgan Core Bond Portfolio (Class A)	43,352,918	4,703,633	(3,418,415)	5,505	1,825,253	46,468,894
JPMorgan Small Cap Value Portfolio (Class A)	2,802,004	1,027,156	(1,249,052)	(270,087)	680,826	2,990,847
Loomis Sayles Small Cap Growth Portfolio (Class A)	—	1,466,742	(390,914)	60,262	349,710	1,485,800
MFS Research International Portfolio (Class A)	4,214,294	960,293	(1,112,515)	257,962	187,337	4,507,371
MFS Value Portfolio (Class A)	12,630,503	3,519,589	(2,536,189)	(221,745)	242,101	13,634,259
Neuberger Berman Genesis Portfolio (Class A)	2,798,279	764,252	(1,136,723)	42,590	529,006	2,997,404
PIMCO Inflation Protected Bond Portfolio (Class A)	50,388,796	3,728,249	(4,319,224)	(484,257)	4,688,504	54,002,068
PIMCO Total Return Portfolio (Class A)	67,129,224	6,934,474	(5,194,097)	146,453	2,864,262	71,880,316
T. Rowe Price Large Cap Growth Portfolio (Class A)	4,204,102	1,093,938	(1,977,062)	224,481	959,181	4,504,640
T. Rowe Price Large Cap Value Portfolio (Class A)	8,418,976	3,071,997	(2,342,218)	(400,192)	314,107	9,062,670
T. Rowe Price Mid Cap Growth Portfolio (Class A)	1,402,724	405,221	(542,866)	(19,594)	253,980	1,499,465
T. Rowe Price Small Cap Growth Portfolio (Class A)	4,203,140	2,420,555	(1,754,232)	(27,668)	1,101,572	5,943,367
TCW Core Fixed Income Portfolio (Class A)	53,154,192	5,332,864	(4,700,847)	364,105	2,808,267	56,958,581
Van Eck Global Natural Resources Portfolio (Class A)	7,071,895	2,493,142	(4,160,674)	(1,041,592)	3,126,583	7,489,354
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	28,030,936	4,165,873	(2,777,238)	(58,767)	662,909	30,023,713
Western Asset Management U.S. Government Portfolio (Class A)	72,793,020	8,797,044	(5,207,704)	145,870	1,321,789	77,850,019

	$560,255,076	$89,038,241	$(79,027,252)	$(1,743,215)	$31,345,284	$599,868,134

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2020
AB International Bond Portfolio (Class A)	$87,732	$263,196	1,126,030
Baillie Gifford International Stock Portfolio (Class A)	470,783	160,078	475,092
BlackRock Bond Income Portfolio (Class A)	—	2,515,539	644,631
BlackRock Capital Appreciation Portfolio (Class A)	528,615	—	84,421
BlackRock High Yield Portfolio (Class A)	—	159,672	376,363

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements-December 31, 2020 —(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2020
Brighthouse Small Cap Value Portfolio (Class A)	$199,593	$73,136	407,035
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	34,569	107,465
Brighthouse/Artisan International Portfolio (Class A)	165,898	66,033	345,845
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	32,136	14,649	6,396
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	578,824	1,205,392
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	1,081,137	3,168,733
Brighthouse/Templeton International Bond Portfolio (Class A)	—	577,738	1,083,803
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	1,119,516	167,538	307,438
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	389,484	68,524	352,565
Clarion Global Real Estate Portfolio (Class A)	61,219	139,891	261,795
Harris Oakmark International Portfolio (Class A)	180,009	231,619	444,945
Invesco Comstock Portfolio (Class A)	759,770	294,747	941,286
Invesco Global Equity Portfolio (Class A)	3,792	13,862	51,315
Jennison Growth Portfolio (Class A)	502,316	10,146	198,511
JPMorgan Core Bond Portfolio (Class A)	—	1,610,707	4,306,663
JPMorgan Small Cap Value Portfolio (Class A)	—	42,360	191,721
Loomis Sayles Small Cap Growth Portfolio (Class A)	94,565	—	91,098
MFS Research International Portfolio (Class A)	153,516	111,053	325,207
MFS Value Portfolio (Class A)	823,724	261,374	872,313
Neuberger Berman Genesis Portfolio (Class A)	212,444	5,362	124,840
PIMCO Inflation Protected Bond Portfolio (Class A)	—	1,557,570	4,977,149
PIMCO Total Return Portfolio (Class A)	—	2,728,103	5,736,657
T. Rowe Price Large Cap Growth Portfolio (Class A)	353,504	10,614	156,465
T. Rowe Price Large Cap Value Portfolio (Class A)	693,521	235,697	315,004
T. Rowe Price Mid Cap Growth Portfolio (Class A)	151,217	3,750	120,149
T. Rowe Price Small Cap Growth Portfolio (Class A)	545,769	10,889	219,799
TCW Core Fixed Income Portfolio (Class A)	—	1,711,690	5,131,404
Van Eck Global Natural Resources Portfolio (Class A)	—	105,532	727,828
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	1,754,915	2,164,651
Western Asset Management U.S. Government Portfolio (Class A)	—	2,272,251	6,444,538

	$7,529,123	$18,872,765

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$572,266,526

Gross unrealized appreciation	30,278,276
Gross unrealized depreciation	(2,676,668)

Net unrealized appreciation (depreciation)	$27,601,608

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$16,057,304	$12,263,134	$12,432,680	$10,494,187	$28,489,984	$22,757,321

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements-December 31, 2020 —(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$17,159,714	$6,954,346	$27,601,608	$—	$51,715,668

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse Asset Allocation 20 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 20 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 20 Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser’s expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

Brighthouse Asset Allocation 20 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed the Brighthouse AA 20 Narrow Index for the one-, three-, and five-year periods ended October 31, 2020. The Board also took into account that the Portfolio outperformed the Dow Jones Conservative Index for the one-, three-, and five-year periods ended October 31, 2020. The Board also noted the presence of the expense cap in effect for the Portfolio.

The Board considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were above the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Brighthouse Asset Allocation 40 Portfolio returned 11.31% and 11.04%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 10.08%.

MARKET ENVIRONMENT/CONDITIONS

Calendar year 2020 is destined to be a year for the record books, not just as the year that the most significant pandemic (“COVID-19”) since the Spanish Influenza of 1918 scourged the earth, but also as a historically significant year in both the underlying economy and the capital markets. The year started ordinarily enough. The S&P 500 Index began the first month and a half delivering solid returns, up 5.1% through the first few weeks of February (January 1, 2020 through February 19, 2020). At the same time, the Bloomberg Barclays U.S. Aggregate Bond Index was up around 2.0% during the same period. In mid-January, there were whispers of a virus spreading in China and then, seemingly overnight, it became apparent that the virus was much more widespread than previously thought. Business leaders and state governors responded to the virus with widespread shutdowns. These shutdowns not only had immediately devastating effects on many industries, but also carried knock-on effects down the line, hampering business bottom lines.

The U.S. stock market, which was healthily chugging along until then, hit its apex on February 19th, and then proceeded to plummet at a historically rapid rate until hitting its crisis nadir on March 23rd. In that span of time (just 24 trading days), the S&P 500 Index experienced a historically massive drop of 34%—significant in the extremely truncated timeframe within which such a high magnitude drop occurred. At the same time, the real economy was about to pull back to a degree unseen in generations. Real Gross Domestic Product (“GDP,” or, the inflation-adjusted value of all goods and services produced in an economy in a year) dropped at an annual rate magnitude unheard of since the Great Depression, sinking 31.4% in the second quarter of 2020. Similarly, by April, the unemployment rate had rapidly spiked to 14.8%. At the front end of the crisis the U.S. Federal Reserve (the “Fed”) response was swift. Under the leadership of Fed Chair Jerome Powell, it had taken extraordinary measures and the 10-year Treasury rate was driven down to 0.54% on March 9th, after beginning the year at 1.92%. Powell had publicly stated that the Fed would do whatever it took to support markets, and he meant it. With fiscal stimulus included, at the time, an overall support package that was budgeted for $6 trillion was put forth. After the fact, the actual stimulus during the course of the year was on the order of $4 trillion, but this is still the heaviest economic relief effort in modern history. The count may continue—potential additional stimulus measures are slated for 2021.

How quickly the collapse was forgotten, as in only a few short months the S&P 500 Index had come roaring back, and, at the end of the second quarter, was at a level that was approaching the previous February 19th peak. Despite the apparent success story, the recovery in the markets was extremely top-heavy, with the highest market cap names driving the lion’s share of the results for Large Cap indexes. Nonetheless, the Fed could certainly count it as a success, keeping the interest rates in check for the remainder of 2020. The stock market quickly rebounded not only to pre-COVID-19 levels, but indeed, surged to brand new highs. Annual GDP growth would go from a disastrous second quarter to a breathtaking 33.4% increase in the third quarter. Unemployment would eventually drop to 6.7% by December. All told, the S&P 500 Index would finish the year up 18.4% overall. This, after rising an astonishing 70.2% from the market bottom on March 23rd.

During calendar year 2020, growth stocks dominated value stocks with the Russell 1000 Growth Index returning a staggering 38.5% compared to 2.8% for the Russell 1000 Value Index. The growth benchmark, which has a much larger weight in technology, continued to benefit from strong performance of a few stocks—Apple, Microsoft, Amazon, and Facebook. Meanwhile, a larger weight in Financials and Energy stocks weighed down the value benchmark. For the year, international stocks lagged behind U.S. stocks, with the MSCI EAFE Index generating a 7.8% return. Emerging markets, on the other hand, logged a more impressive return of 18.3%, as measured by the MSCI Emerging Markets Index.

Fixed Income also did not do too poorly when considering the entire year. Spreads (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality), as measured by the ICE/BofA U.S. High Yield Index Option-Adjusted Spread, had spiked to nearly 11% on March 23rd. The aforementioned monetary stimulus quickly worked to drive the spreads down to half that amount by the summer, and gradually over the second half of 2020 spreads glided down even further, eventually finishing the year at approximately the same level they were at pre-COVID-19. While the spread blowouts initially harmed some spread sectors, overall, Fixed Income finished strong on the back of later spread compression (as well as, of course, the monstrous declines in interest rates). Core Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, finished the year at 7.51%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 40 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderately Conservative Index. Strong performance within the underlying International and Emerging Market equity portfolios, and overweights to U.S. Large Cap equity, U.S. Bonds, High Yield bonds, and Emerging Market bonds all contributed to the outperformance.

Contribution from the underlying fixed income portfolios to relative performance was slightly negative in 2020. The biggest contributors were the PIMCO Total Return Portfolio and the TCW Core Fixed

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Income Portfolio. The TCW Core Fixed Income Portfolio outpaced its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, driven largely by its allocation to and security selection within Corporate bonds. The PIMCO Total Return Portfolio benefitted from its duration and curve positioning along with holdings in non-Agency and Agency Mortgage-Backed Securities as spreads tightened. At the other end of the spectrum was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 16.5%. The portfolio underperformed its respective benchmark due to currency positions followed by interest-rate strategies. In particular, the portfolio’s underweighted position in the euro and the Australian dollar and an underweighted duration exposure in both Europe and the United States detracted from relative results. The Brighthouse/Franklin Low Duration Total Return Portfolio underperformed its benchmark by 0.9%. The portfolio’s underperformance stemmed from active currency positioning along with its U.S. duration posture.

Portfolio selection within domestic equity was a detractor from relative performance with weak performance across Large, Mid and Small Cap Equity portfolios. Within Large Cap, the Jennison Growth Portfolio was the bright spot, outperforming its benchmark by 18.3%. Security selection within the Consumer Discretionary, Information Technology, and Communication Services sectors, as well as an overweight to Consumer Discretionary and an underweight to Industrials, were the main drivers of performance. The Brighthouse/Wellington Large Cap Research Portfolio also managed to outperform, besting its benchmark by 3.9% for the year. The portfolio primarily outperformed as a result of security selection within the Communication Services, Information Technology, and Financials sectors. The biggest detractors from performance were security selection within the Consumer Discretionary and Utilities sectors and an underweight to the Information Technology sector. The Brighthouse/Artisan Mid Cap Value Portfolio outperformed its benchmark by 1.3% and was the best of the mid-cap portfolios. Strong sector allocation due to an underweight in Energy and Real Estate and overweight to Communication Services and Consumer Discretionary was partially offset by negative stock selection, particularly in Industrials and Healthcare. The worst performing portfolio was the T. Rowe Price Mid Cap Growth Portfolio, which underperformed its benchmark by 11.3%. A significant underweight to Technology (which was a top performing sector for the period), was a drag on performance, along with security selection within the Consumer Discretionary, Health Care, and Information Technology sectors. Within Small Cap equities, the Neuberger Berman Genesis Portfolio was the strongest performer, outperforming its benchmark by 20.5%. The portfolio benefitted from its strong tilt towards growth stocks, as well as strong security selection within Financials, Industrials, and Information Technology, and a substantial overweight to Technology and Health Care. On the other hand, the T. Rowe Price Small Cap Growth Portfolio underperformed its benchmark by 12.6%. The portfolio’s security selection, particularly within the Information Technology, Consumer Discretionary, and Industrials sectors, detracted.

Non-U.S. equity was a strong contributor to relative performance. The best performance was delivered by the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 15.9% for the calendar year. The majority of the outperformance was driven by strong security selection within the Industrials, Consumer Discretionary, and Communication Services sectors, while an overweight to Information Technology and an underweight to Energy contributed as well. The Brighthouse/Artisan International Portfolio was the weakest performer, lagging its benchmark by 2.7%. Sector selection detracted most due to an overweight to Financials and an underweight to Information Technology. Security selection added to performance, specifically within Financials, Consumer Staples, and Consumer Discretionary. The Van Eck Global Natural Resources Portfolio also delivered strong performance for the year, outperforming its benchmark by 40.6%. The portfolio benefited from overweight positions to renewable energy and precious metals.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 40% of the risk of an all equity portfolio.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 40 Portfolio
Class A	11.31	7.84	6.71
Class B	11.04	7.57	6.45
Dow Jones Moderately Conservative Index	10.08	7.35	5.94

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	8.7
PIMCO Total Return Portfolio (Class A)	8.7
Western Asset Management U.S. Government Portfolio (Class A)	7.6
TCW Core Fixed Income Portfolio (Class A)	6.5
PIMCO Inflation Protected Bond Portfolio (Class A)	5.8
MFS Value Portfolio (Class A)	4.1
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	4.0
AB International Bond Portfolio (Class A)	3.9
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	3.8
T. Rowe Price Large Cap Value Portfolio (Class A)	3.7

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	43.8
U.S. Large Cap Equities	23.3
International Developed Market Equities	8.8
International Fixed Income	6.7
High Yield Fixed Income	6.4
U.S. Small Cap Equities	4.8
Global Equities	3.3
U.S. Mid Cap Equities	1.1
Emerging Market Equities	1.0
Real Estate Equities	0.8

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.63%	$1,000.00	$1,129.10	$3.37
	Hypothetical*	0.63%	$1,000.00	$1,021.97	$3.20

Class B (a)	Actual	0.88%	$1,000.00	$1,127.60	$4.71
	Hypothetical*	0.88%	$1,000.00	$1,020.71	$4.47

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Schedule of Investments as of December 31, 2020

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	19,710,562	$209,917,485
Baillie Gifford International Stock Portfolio (Class A) (b)	8,840,031	139,495,682
BlackRock Bond Income Portfolio (Class A) (b)	4,055,708	461,985,703
BlackRock Capital Appreciation Portfolio (Class A) (b)	1,799,746	96,088,424
BlackRock High Yield Portfolio (Class A) (a)	3,324,963	26,533,207
Brighthouse Small Cap Value Portfolio (Class A) (a)	4,884,915	71,905,954
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	2,050,443	28,931,756
Brighthouse/Artisan International Portfolio (Class A) (a)	7,356,422	95,854,179
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	60,325	14,241,594
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	10,438,390	103,757,594
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	16,249,460	153,557,397
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	17,642,868	146,612,236
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	5,944,995	204,270,028
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	7,280,441	124,641,143
Clarion Global Real Estate Portfolio (Class A) (a)	3,586,413	41,243,754
Harris Oakmark International Portfolio (Class A) (a)	10,908,906	146,724,779
Invesco Comstock Portfolio (Class A) (a)	14,353,935	184,304,523
Invesco Global Equity Portfolio (Class A) (a)	1,911,726	56,242,984
Invesco Small Cap Growth Portfolio (Class A) (a)	1,511,205	29,211,595
Jennison Growth Portfolio (Class A) (b)	3,051,942	69,065,446
JPMorgan Core Bond Portfolio (Class A) (a)	17,704,643	191,033,100
JPMorgan Small Cap Value Portfolio (Class A) (a)	2,785,437	43,452,822
Loomis Sayles Growth Portfolio (Class A) (a)	3,743,771	54,097,484
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	880,217	14,356,338
MFS Research International Portfolio (Class A) (a)	6,022,654	83,473,991
MFS Value Portfolio (Class A) (b)	14,074,188	219,979,560

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (b)	1,169,401	28,077,315
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	28,543,027	309,691,845
PIMCO Total Return Portfolio (Class A) (a)	36,719,773	460,098,756
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	2,410,851	27,965,877
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	3,336,228	96,050,009
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	6,867,282	197,571,691
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	2,231,898	27,854,091
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	2,614,008	70,682,776
TCW Core Fixed Income Portfolio (Class A) (a)	31,047,418	344,626,341
Van Eck Global Natural Resources Portfolio (Class A) (b)	11,393,989	117,244,152
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	1,140,675	14,053,111
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	15,274,851	211,862,180
Western Asset Management U.S. Government Portfolio (Class A) (b)	33,242,541	401,569,890

Total Mutual Funds (Cost $4,922,474,873)		5,318,326,792

Total Investments—100.0% (Cost $4,922,474,873)		5,318,326,792
Other assets and liabilities (net)—0.0%		(1,643,326)

Net Assets—100.0%		$5,316,683,466

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$5,318,326,792	$—	$—	$5,318,326,792
Total Investments	$5,318,326,792	$—	$—	$5,318,326,792

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Affiliated investments at value (a)	$5,318,326,792
Receivable for:
Affiliated investments sold	1,054,230
Fund shares sold	100,528

Total Assets	5,319,481,550
Liabilities
Payables for:
Fund shares redeemed	1,154,758
Accrued Expenses:
Management fees	255,637
Distribution and service fees	1,103,458
Deferred trustees’ fees	241,812
Other expenses	42,419

Total Liabilities	2,798,084

Net Assets	$5,316,683,466

Net Assets Consist of:
Paid in surplus	$4,652,163,193
Distributable earnings (Accumulated losses)	664,520,273

Net Assets	$5,316,683,466

Net Assets
Class A	$75,667,414
Class B	5,241,016,052
Capital Shares Outstanding*
Class A	6,317,748
Class B	442,763,716
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.98
Class B	11.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $4,922,474,873.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends from affiliated investments	$149,106,509

Total investment income	149,106,509
Expenses
Management fees	2,912,244
Administration fees	30,500
Custodian and accounting fees	27,576
Distribution and service fees—Class B	12,507,949
Audit and tax services	32,448
Legal	45,741
Trustees’ fees and expenses	54,229
Miscellaneous	11,281

Total expenses	15,621,968

Net Investment Income	133,484,541

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	35,925,874
Capital gain distributions from Affiliated Underlying Portfolios	144,873,587

Net realized gain	180,799,461

Net change in unrealized appreciation on affiliated investments	211,207,198

Net realized and unrealized gain	392,006,659

Net Increase in Net Assets From Operations	$525,491,200

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$133,484,541	$132,590,046
Net realized gain	180,799,461	238,879,351
Net change in unrealized appreciation	211,207,198	415,952,586

Increase in net assets from operations	525,491,200	787,421,983

From Distributions to Shareholders
Class A	(5,393,147)	(5,467,613)
Class B	(368,791,727)	(383,043,682)

Total distributions	(374,184,874)	(388,511,295)

Decrease in net assets from capital share transactions	(220,166,930)	(353,492,792)

Total increase (decrease) in net assets	(68,860,604)	45,417,896

Net Assets
Beginning of period	5,385,544,070	5,340,126,174

End of period	$5,316,683,466	$5,385,544,070

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	371,593	$4,166,510	468,825	$5,374,177
Reinvestments	511,684	5,393,147	499,325	5,467,613
Redemptions	(956,771)	(10,668,810)	(1,200,889)	(13,669,032)

Net decrease	(73,494)	$(1,109,153)	(232,739)	$(2,827,242)

Class B
Sales	8,739,713	$95,801,234	5,031,814	$56,520,962
Reinvestments	35,358,747	368,791,727	35,336,133	383,043,682
Redemptions	(62,027,317)	(683,650,738)	(70,257,700)	(790,230,194)

Net decrease	(17,928,857)	$(219,057,777)	(29,889,753)	$(350,665,550)

Decrease derived from capital shares transactions		$(220,166,930)		$(353,492,792)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.66	$10.85	$11.95	$11.36	$11.90

Income (Loss) from Investment Operations
Net investment income (a)	0.32	0.31	0.24	0.22	0.23
Net realized and unrealized gain (loss)	0.88	1.37	(0.72)	1.00	0.48

Total income (loss) from investment operations	1.20	1.68	(0.48)	1.22	0.71

Less Distributions
Distributions from net investment income	(0.34)	(0.29)	(0.27)	(0.26)	(0.46)
Distributions from net realized capital gains	(0.54)	(0.58)	(0.35)	(0.37)	(0.79)

Total distributions	(0.88)	(0.87)	(0.62)	(0.63)	(1.25)

Net Asset Value, End of Period	$11.98	$11.66	$10.85	$11.95	$11.36

Total Return (%) (b)	11.31	15.94	(4.25)	11.01	6.33

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income to average net assets (%) (d)	2.88	2.69	2.04	1.91	1.97
Portfolio turnover rate (%)	9	11	8	6	8
Net assets, end of period (in millions)	$75.7	$74.5	$71.9	$85.4	$91.0

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.53	$10.74	$11.82	$11.25	$11.79

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.27	0.21	0.20	0.19
Net realized and unrealized gain (loss)	0.87	1.35	(0.71)	0.97	0.49

Total income (loss) from investment operations	1.16	1.62	(0.50)	1.17	0.68

Less Distributions
Distributions from net investment income	(0.31)	(0.25)	(0.23)	(0.23)	(0.43)
Distributions from net realized capital gains	(0.54)	(0.58)	(0.35)	(0.37)	(0.79)

Total distributions	(0.85)	(0.83)	(0.58)	(0.60)	(1.22)

Net Asset Value, End of Period	$11.84	$11.53	$10.74	$11.82	$11.25

Total Return (%) (b)	11.04	15.60	(4.40)	10.64	6.09

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	2.63	2.44	1.79	1.70	1.71
Portfolio turnover rate (%)	9	11	8	6	8
Net assets, end of period (in millions)	$5,241.0	$5,311.0	$5,268.2	$6,448.1	$6,730.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$457,788,413	$0	$773,791,812

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$2,912,244	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2020 were as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2020
AB International Bond Portfolio (Class A)	$215,258,676	$6,192,468	$(14,742,714)	$421,981	$2,787,074	$209,917,485
Baillie Gifford International Stock Portfolio (Class A)	149,708,270	13,184,085	(43,728,421)	15,810,744	4,521,004	139,495,682
BlackRock Bond Income Portfolio (Class A)	481,402,955	16,606,171	(57,427,920)	2,481,859	18,922,638	461,985,703
BlackRock Capital Appreciation Portfolio (Class A)	95,236,583	10,964,098	(31,149,718)	7,847,755	13,189,706	96,088,424
BlackRock High Yield Portfolio (Class A)	27,070,463	1,415,722	(2,432,046)	(272,425)	751,493	26,533,207
Brighthouse Small Cap Value Portfolio (Class A)	40,807,251	30,292,026	(5,094,161)	76,952	5,823,886	71,905,954
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	27,164,253	2,853,013	(7,586,902)	1,047,889	5,453,503	28,931,756
Brighthouse/Artisan International Portfolio (Class A)	109,071,678	8,644,593	(23,838,460)	3,515,804	(1,539,436)	95,854,179
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	13,616,991	2,380,547	(2,679,821)	(309,141)	1,233,018	14,241,594
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	107,871,061	5,133,988	(6,294,316)	(107,249)	(2,845,890)	103,757,594
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	160,741,338	5,795,439	(10,562,006)	(888,404)	(1,528,970)	153,557,397
Brighthouse/Templeton International Bond Portfolio (Class A)	159,066,830	11,213,731	(4,430,585)	(1,601,978)	(17,635,762)	146,612,236
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	204,142,668	23,770,112	(21,250,190)	3,484,519	(5,877,081)	204,270,028
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	122,583,931	8,867,481	(22,183,555)	3,602,243	11,771,043	124,641,143
Clarion Global Real Estate Portfolio (Class A)	40,389,385	7,600,849	(3,422,742)	680,988	(4,004,726)	41,243,754
Harris Oakmark International Portfolio (Class A)	163,305,783	40,668,094	(57,682,999)	(22,064,671)	22,498,572	146,724,779
Invesco Comstock Portfolio (Class A)	177,121,159	33,919,337	(16,735,189)	1,433,236	(11,434,020)	184,304,523
Invesco Global Equity Portfolio (Class A)	54,310,141	1,540,737	(12,316,669)	2,799,722	9,909,053	56,242,984
Invesco Small Cap Growth Portfolio (Class A)	27,166,926	1,963,809	(10,606,656)	1,592,471	9,095,045	29,211,595
Jennison Growth Portfolio (Class A)	68,018,638	7,621,258	(29,437,395)	7,094,956	15,767,989	69,065,446
JPMorgan Core Bond Portfolio (Class A)	199,652,914	7,051,102	(23,957,133)	1,212,760	7,073,457	191,033,100
JPMorgan Small Cap Value Portfolio (Class A)	40,800,530	6,742,450	(7,817,302)	(2,066,698)	5,793,842	43,452,822
Loomis Sayles Growth Portfolio (Class A)	54,348,546	19,049,718	(15,234,788)	(2,055,881)	(2,010,111)	54,097,484
Loomis Sayles Small Cap Growth Portfolio (Class A)	—	12,120,047	(1,105,115)	163,825	3,177,581	14,356,338
MFS Research International Portfolio (Class A)	81,707,238	5,823,624	(9,610,132)	2,678,245	2,875,016	83,473,991
MFS Value Portfolio (Class A)	217,814,184	22,708,743	(13,637,327)	(717,355)	(6,188,685)	219,979,560
Neuberger Berman Genesis Portfolio (Class A)	27,117,649	2,630,268	(5,860,315)	2,372,159	1,817,554	28,077,315
PIMCO Inflation Protected Bond Portfolio (Class A)	321,306,120	9,298,974	(46,165,545)	(4,063,588)	29,315,884	309,691,845
PIMCO Total Return Portfolio (Class A)	479,274,282	18,428,109	(58,626,410)	1,663,023	19,359,752	460,098,756
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	27,188,572	2,220,903	(4,774,727)	63,989	3,267,140	27,965,877
T. Rowe Price Large Cap Growth Portfolio (Class A)	95,224,804	7,508,827	(28,695,168)	3,005,601	19,005,945	96,050,009
T. Rowe Price Large Cap Value Portfolio (Class A)	190,631,485	34,353,950	(18,793,922)	3,741,398	(12,361,220)	197,571,691
T. Rowe Price Mid Cap Growth Portfolio (Class A)	27,229,459	2,994,161	(5,499,667)	(117,643)	3,247,781	27,854,091
T. Rowe Price Small Cap Growth Portfolio (Class A)	54,354,636	14,367,725	(7,371,137)	464,304	8,867,248	70,682,776
TCW Core Fixed Income Portfolio (Class A)	359,782,227	11,038,725	(47,243,231)	3,894,357	17,154,263	344,626,341
Van Eck Global Natural Resources Portfolio (Class A)	109,121,714	12,977,665	(27,913,723)	(916,164)	23,974,660	117,244,152
Wells Capital Management Mid Cap Value Portfolio (Class A)	13,617,889	2,608,454	(1,940,201)	(243,825)	10,794	14,053,111
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	216,480,516	12,356,214	(18,432,549)	153,190	1,304,809	211,862,180
Western Asset Management U.S. Government Portfolio (Class A)	427,489,374	12,881,196	(47,510,955)	46,926	8,663,349	401,569,890

	$5,387,197,119	$457,788,413	$(773,791,812)	$35,925,874	$211,207,198	$5,318,326,792

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2020
AB International Bond Portfolio (Class A)	$1,543,990	$4,631,972	19,710,562
Baillie Gifford International Stock Portfolio (Class A)	8,220,912	2,795,317	8,840,031
BlackRock Bond Income Portfolio (Class A)	—	16,394,505	4,055,708
BlackRock Capital Appreciation Portfolio (Class A)	10,954,242	—	1,799,746
BlackRock High Yield Portfolio (Class A)	—	1,415,370	3,324,963
Brighthouse Small Cap Value Portfolio (Class A)	1,781,001	652,605	4,884,915
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	605,925	2,050,443
Brighthouse/Artisan International Portfolio (Class A)	3,308,763	1,317,001	7,356,422

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2020
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	$287,215	$130,929	60,325
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	5,107,637	10,438,390
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	5,719,041	16,249,460
Brighthouse/Templeton International Bond Portfolio (Class A)	—	10,116,940	17,642,868
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	20,603,356	3,083,346	5,944,995
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	7,517,449	1,322,584	7,280,441
Clarion Global Real Estate Portfolio (Class A)	797,934	1,823,348	3,586,413
Harris Oakmark International Portfolio (Class A)	3,915,859	5,038,589	10,908,906
Invesco Comstock Portfolio (Class A)	10,797,872	4,188,952	14,353,935
Invesco Global Equity Portfolio (Class A)	132,895	485,754	1,911,726
Invesco Small Cap Growth Portfolio (Class A)	1,590,416	24,940	1,511,205
Jennison Growth Portfolio (Class A)	7,461,008	150,692	3,051,942
JPMorgan Core Bond Portfolio (Class A)	—	6,896,552	17,704,643
JPMorgan Small Cap Value Portfolio (Class A)	—	564,819	2,785,437
Loomis Sayles Growth Portfolio (Class A)	18,599,045	446,468	3,743,771
Loomis Sayles Small Cap Growth Portfolio (Class A)	13,421	—	880,217
MFS Research International Portfolio (Class A)	2,662,002	1,925,704	6,022,654
MFS Value Portfolio (Class A)	12,541,175	3,979,411	14,074,188
Neuberger Berman Genesis Portfolio (Class A)	1,867,945	47,145	1,169,401
PIMCO Inflation Protected Bond Portfolio (Class A)	—	9,140,981	28,543,027
PIMCO Total Return Portfolio (Class A)	—	18,129,074	36,719,773
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	675,193	2,410,851
T. Rowe Price Large Cap Growth Portfolio (Class A)	7,277,224	218,502	3,336,228
T. Rowe Price Large Cap Value Portfolio (Class A)	13,996,643	4,756,855	6,867,282
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,639,633	65,465	2,231,898
T. Rowe Price Small Cap Growth Portfolio (Class A)	5,495,204	109,636	2,614,008
TCW Core Fixed Income Portfolio (Class A)	—	10,782,594	31,047,418
Van Eck Global Natural Resources Portfolio (Class A)	—	1,461,947	11,393,989
Wells Capital Management Mid Cap Value Portfolio (Class A)	868,383	153,383	1,140,675
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	12,349,203	15,274,851
Western Asset Management U.S. Government Portfolio (Class A)	—	12,398,130	33,242,541

	$144,873,587	$149,106,509

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$4,974,427,463

Gross unrealized appreciation	397,755,781
Gross unrealized depreciation	(53,856,452)

Net unrealized appreciation (depreciation)	$343,899,329

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$136,468,920	$118,748,698	$237,715,954	$269,762,597	$374,184,874	$388,511,295

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$138,722,221	$182,140,535	$343,899,329	$—	$664,762,085

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse Asset Allocation 40 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 40 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 40 Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser’s expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

Brighthouse Asset Allocation 40 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year and five-year periods ended June 30, 2020, and underperformed the median of its Performance Universe for the one-year period ended June 30, 2020. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed the Brighthouse AA 40 Narrow Index for the one-, three-, and five-year periods ended October 31, 2020. In addition, the Board noted that the Portfolio outperformed the Dow Jones Moderately Conservative Index for the one-, three- and five-year periods ended October 31, 2020.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Brighthouse Asset Allocation 60 Portfolio returned 14.09% and 13.85%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 12.24%.

MARKET ENVIRONMENT/CONDITIONS

Calendar year 2020 is destined to be a year for the record books, not just as the year that the most significant pandemic (“COVID-19”) since the Spanish Influenza of 1918 scourged the earth, but also as a historically significant year in both the underlying economy and the capital markets. The year started ordinarily enough. The S&P 500 Index began the first month and a half delivering solid returns, up 5.1% through the first few weeks of February (January 1, 2020 through February 19, 2020). At the same time, the Bloomberg Barclays U.S. Aggregate Bond Index was up around 2.0% during the same period. In mid-January, there were whispers of a virus spreading in China and then, seemingly overnight, it became apparent that the virus was much more widespread than previously thought. Business leaders and state governors responded to the virus with widespread shutdowns. These shutdowns not only had immediately devastating effects on many industries, but also carried knock-on effects down the line, hampering business bottom lines.

The U.S. stock market, which was healthily chugging along until then, hit its apex on February 19th, and then proceeded to plummet at a historically rapid rate until hitting its crisis nadir on March 23rd. In that span of time (just 24 trading days), the S&P 500 Index experienced a historically massive drop of 34%—significant in the extremely truncated timeframe within which such a high magnitude drop occurred. At the same time, the real economy was about to pull back to a degree unseen in generations. Real Gross Domestic Product (“GDP,” or, the inflation-adjusted value of all goods and services produced in an economy in a year) dropped at an annual rate magnitude unheard of since the Great Depression, sinking 31.4% in the second quarter of 2020. Similarly, by April, the unemployment rate had rapidly spiked to 14.8%. At the front end of the crisis the U.S. Federal Reserve (the “Fed”) response was swift. Under the leadership of Fed Chair Jerome Powell, it had taken extraordinary measures and the 10-year Treasury rate was driven down to 0.54% on March 9th, after beginning the year at 1.92%. Powell had publicly stated that the Fed would do whatever it took to support markets, and he meant it. With fiscal stimulus included, at the time, an overall support package that was budgeted for $6 trillion was put forth. After the fact, the actual stimulus during the course of the year was on the order of $4 trillion, but this is still the heaviest economic relief effort in modern history. The count may continue—potential additional stimulus measures are slated for 2021.

How quickly the collapse was forgotten, as in only a few short months the S&P 500 Index had come roaring back, and, at the end of the second quarter, was at a level that was approaching the previous February 19th peak. Despite the apparent success story, the recovery in the markets was extremely top-heavy, with the highest market cap names driving the lion’s share of the results for Large Cap indexes. Nonetheless, the Fed could certainly count it as a success, keeping the interest rates in check for the remainder of 2020. The stock market quickly rebounded not only to pre-COVID-19 levels, but indeed, surged to brand new highs. Annual GDP growth would go from a disastrous second quarter to a breathtaking 33.4% increase in the third quarter. Unemployment would eventually drop to 6.7% by December. All told, the S&P 500 Index would finish the year up 18.4% overall. This, after rising an astonishing 70.2% from the market bottom on March 23rd.

During calendar year 2020, growth stocks dominated value stocks with the Russell 1000 Growth Index returning a staggering 38.5% compared to 2.8% for the Russell 1000 Value Index. The growth benchmark, which has a much larger weight in technology, continued to benefit from strong performance of a few stocks—Apple, Microsoft, Amazon, and Facebook. Meanwhile, a larger weight in Financials and Energy stocks weighed down the value benchmark. For the year, international stocks lagged behind U.S. stocks, with the MSCI EAFE Index generating a 7.8% return. Emerging markets, on the other hand, logged a more impressive return of 18.3%, as measured by the MSCI Emerging Markets Index.

Fixed Income also did not do too poorly when considering the entire year. Spreads (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality), as measured by the ICE/BofA U.S. High Yield Index Option-Adjusted Spread, had spiked to nearly 11% on March 23rd. The aforementioned monetary stimulus quickly worked to drive the spreads down to half that amount by the summer, and gradually over the second half of 2020 spreads glided down even further, eventually finishing the year at approximately the same level they were at pre-COVID-19. While the spread blowouts initially harmed some spread sectors, overall, Fixed Income finished strong on the back of later spread compression (as well as, of course, the monstrous declines in interest rates). Core Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, finished the year at 7.51%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 60 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderate Index. Strong performance within the underlying Mid-Cap, Small Cap, International and Emerging Market equity portfolios, and overweights to U.S. Large Cap equity, U.S. Bonds, High Yield bonds, and Emerging Market bonds all contributed to the outperformance.

Contribution from the underlying fixed income portfolios to relative performance was negative in 2020. The biggest contributors were the PIMCO Total Return Portfolio and the TCW Core Fixed Income Portfolio. The TCW Core Fixed Income Portfolio outpaced its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, driven largely by its allocation to and security selection within

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Corporate bonds. The PIMCO Total Return Portfolio benefitted from its duration and curve positioning along with holdings in non-Agency and Agency Mortgage-Backed Securities as spreads tightened. At the other end of the spectrum was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 16.5%. The portfolio underperformed its respective benchmark due to currency positions followed by interest-rate strategies. In particular, the portfolio’s underweighted position in the euro and the Australian dollar and an underweighted duration exposure in both Europe and the United States detracted from relative results. The Brighthouse/Franklin Low Duration Total Return Portfolio underperformed its benchmark by 0.9%. The portfolio’s underperformance stemmed from active currency positioning along with its U.S. duration posture

Portfolio selection within domestic equity was mixed as strong performance for the Mid and Small Cap Equity portfolios was offset by weak performance in the Large Cap Equity portfolios. Within Large Cap, the Jennison Growth Portfolio was the bright spot, outperforming its benchmark by 18.3%. Security selection within the Consumer Discretionary, Information Technology, and Communication Services sectors, as well as an overweight to Consumer Discretionary and an underweight to Industrials, were the main drivers of performance. The Brighthouse/Wellington Large Cap Research Portfolio also managed to outperform, besting its benchmark by 3.9% for the year. The portfolio primarily outperformed as a result of security selection within the Communication Services, Information Technology, and Financials sectors. The biggest detractors from performance were security selection within the Consumer Discretionary and Utilities sectors and an underweight to the Information Technology sector. On the other hand, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 9.7% for the period. An underweight to and security selection within the Information Technology sector detracted from results. Security selection within Consumer Discretionary also weighed on relative results. The Invesco Comstock Portfolio also underperformed its benchmark for the period primarily driven by an overweight to and security selection within the Energy sector. The Brighthouse/Artisan Mid Cap Value Portfolio outperformed its benchmark by 1.3% and was the best of the mid-cap portfolios. Strong sector allocation due to an underweight in Energy and Real Estate and overweight to Communication Services and Consumer Discretionary was partially offset by negative stock selection, particularly in Industrials and Healthcare. The worst performing portfolio was the T. Rowe Price Mid Cap Growth Portfolio, which underperformed its benchmark by 11.3%. A significant underweight to Technology (which was a top performing sector for the period), was a drag on performance, along with security selection within the Consumer Discretionary, Health Care, and Information Technology sectors. Within Small Cap equities, the Invesco Small Cap Growth Portfolio was the strongest performer, outperforming its benchmark by 22.6%. The outperformance was driven by strong stock selection within Health Care, Information Technology, and the Consumer Discretionary sectors. The Neuberger Berman Genesis Portfolio was another strong performer over the reporting period, outperforming its benchmark by 20.5%. The portfolio benefitted from its strong tilt towards growth stocks, as well as strong security selection within Financials, Industrials, and Information Technology, and a substantial overweight to Technology and Health Care. On the other hand, the T. Rowe Price Small Cap Growth Portfolio underperformed its benchmark by 12.6%. The Portfolio’s security selection, particularly within the Information Technology, Consumer Discretionary, and Industrials sectors, detracted.

Non-U.S. equity was a strong contributor to relative performance. The best performance was delivered by the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 15.9% for the calendar year. The majority of the outperformance was driven by strong security selection within the Industrials, Consumer Discretionary, and Communication Services sectors, while an overweight to Information Technology and an underweight to Energy contributed as well. The Invesco Global Equity Portfolio also experienced strong results relative to its benchmark, outperforming by 11.7% for the reporting period. Both sector allocation and security selection contributed to results, in particular an overweight to Information Technology and underweight to the Energy sector along with security selection within Communication Services and Consumer Discretionary. The Brighthouse/Artisan International Portfolio was the weakest performer, lagging its benchmark by 2.7%. Sector selection detracted most due to an overweight to Financials and an underweight to Information Technology. Security selection added to performance, specifically within Financials, Consumer Staples, and Consumer Discretionary. The Van Eck Global Natural Resources Portfolio also delivered strong performance for the year, outperforming its benchmark by 40.6%. The portfolio benefited from overweight positions to renewable energy and precious metals.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 60% of the risk of an all equity portfolio.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 60 Portfolio
Class A	14.09	9.70	8.19
Class B	13.85	9.42	7.92
Dow Jones Moderate Index	12.24	9.36	7.59

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	5.8
MFS Value Portfolio (Class A)	5.6
PIMCO Total Return Portfolio (Class A)	5.5
T. Rowe Price Large Cap Value Portfolio (Class A)	4.7
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.6
Invesco Comstock Portfolio (Class A)	4.2
TCW Core Fixed Income Portfolio (Class A)	4.2
Harris Oakmark International Portfolio (Class A)	4.1
Baillie Gifford International Stock Portfolio (Class A)	3.7
Western Asset Management U.S. Government Portfolio (Class A)	3.6

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	33.3
Investment Grade Fixed Income	25.6
International Developed Market Equities	14.0
U.S. Small Cap Equities	7.5
International Fixed Income	6.1
High Yield Fixed Income	4.4
Global Equities	4.3
Emerging Market Equities	1.9
Real Estate Equities	1.5
U.S. Mid Cap Equities	1.4

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.66%	$1,000.00	$1,178.40	$3.61
	Hypothetical*	0.66%	$1,000.00	$1,021.82	$3.35

Class B (a)	Actual	0.91%	$1,000.00	$1,176.40	$4.98
	Hypothetical*	0.91%	$1,000.00	$1,020.56	$4.62

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Schedule of Investments as of December 31, 2020

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	39,992,692	$425,922,173
Baillie Gifford International Stock Portfolio (Class A) (b)	29,339,346	462,974,877
BlackRock Bond Income Portfolio (Class A) (b)	6,405,918	729,698,071
BlackRock Capital Appreciation Portfolio (Class A) (b)	6,121,940	326,850,378
BlackRock High Yield Portfolio (Class A) (a)	9,298,600	74,202,827
Brighthouse Small Cap Value Portfolio (Class A) (a)	16,106,264	237,084,208
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	9,731,969	137,318,076
Brighthouse/Artisan International Portfolio (Class A) (a)	29,646,320	386,291,553
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	143,123	33,788,579
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	10,870,642	135,122,080
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	24,175,731	240,306,769
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	24,953,989	235,815,195
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	41,110,102	341,624,945
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	16,852,163	579,040,328
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	23,016,772	394,047,135
Clarion Global Real Estate Portfolio (Class A) (a)	16,824,654	193,483,526
Harris Oakmark International Portfolio (Class A) (a)	39,007,151	524,646,187
Invesco Comstock Portfolio (Class A) (a)	41,797,089	536,674,628
Invesco Global Equity Portfolio (Class A) (a)	4,553,682	133,969,325
Invesco Small Cap Growth Portfolio (Class A) (a)	9,038,142	174,707,293
Jennison Growth Portfolio (Class A) (b)	17,478,480	395,538,010
JPMorgan Core Bond Portfolio (Class A) (a)	21,266,380	229,464,241
JPMorgan Small Cap Value Portfolio (Class A) (a)	6,629,782	103,424,597
Loomis Sayles Growth Portfolio (Class A) (a)	24,427,286	352,974,289
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	6,285,299	102,513,219
MFS Research International Portfolio (Class A) (a)	18,981,959	263,089,957

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (b)	45,282,185	707,760,558
Neuberger Berman Genesis Portfolio (Class A) (b)	4,159,526	99,870,229
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	32,567,010	353,352,056
PIMCO Total Return Portfolio (Class A) (a)	55,116,512	690,609,889
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	8,543,880	99,109,011
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	11,352,762	326,846,025
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	20,793,286	598,222,830
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	7,953,002	99,253,469
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	8,681,997	234,761,198
TCW Core Fixed Income Portfolio (Class A) (a)	48,086,416	533,759,221
Van Eck Global Natural Resources Portfolio (Class A) (b)	40,581,542	417,584,071
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	2,698,973	33,251,348
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	17,786,717	246,701,759
Western Asset Management U.S. Government Portfolio (Class A) (b)	37,611,088	454,341,937

Total Mutual Funds (Cost $11,415,879,327)		12,645,996,067

Total Investments—100.0% (Cost $11,415,879,327)		12,645,996,067
Other assets and liabilities (net)—0.0%		(3,389,062)

Net Assets—100.0%		$12,642,607,005

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$12,645,996,067	$—	$—	$12,645,996,067
Total Investments	$12,645,996,067	$—	$—	$12,645,996,067

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Affiliated investments at value (a)	$12,645,996,067
Receivable for:
Affiliated investments sold	3,074,274
Fund shares sold	114,719

Total Assets	12,649,185,060
Liabilities
Payables for:
Fund shares redeemed	3,188,993
Accrued Expenses:
Management fees	562,558
Distribution and service fees	2,581,976
Deferred trustees’ fees	202,085
Other expenses	42,443

Total Liabilities	6,578,055

Net Assets	$12,642,607,005

Net Assets Consist of:
Paid in surplus	$10,558,500,548
Distributable earnings (Accumulated losses)	2,084,106,457

Net Assets	$12,642,607,005

Net Assets
Class A	$343,554,751
Class B	12,299,052,254
Capital Shares Outstanding*
Class A	27,368,320
Class B	986,008,662
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.55
Class B	12.47

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $11,415,879,327.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends from affiliated investments	$289,299,454

Total investment income	289,299,454
Expenses
Management fees	6,207,562
Administration fees	30,500
Custodian and accounting fees	27,576
Distribution and service fees—Class B	28,383,777
Audit and tax services	32,448
Legal	45,741
Trustees’ fees and expenses	54,229
Miscellaneous	16,182

Total expenses	34,798,015

Net Investment Income	254,501,439

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	125,205,870
Capital gain distributions from Affiliated Underlying Portfolios	543,527,562

Net realized gain	668,733,432

Net change in unrealized appreciation on affiliated investments	600,419,357

Net realized and unrealized gain	1,269,152,789

Net Increase in Net Assets From Operations	$1,523,654,228

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$254,501,439	$246,395,935
Net realized gain	668,733,432	815,652,926
Net change in unrealized appreciation	600,419,357	1,134,203,037

Increase in net assets from operations	1,523,654,228	2,196,251,898

From Distributions to Shareholders
Class A	(29,082,412)	(31,612,012)
Class B	(1,036,530,572)	(1,201,449,993)

Total distributions	(1,065,612,984)	(1,233,062,005)

Decrease in net assets from capital share transactions	(301,429,289)	(375,733,019)

Total increase in net assets	156,611,955	587,456,874

Net Assets
Beginning of period	12,485,995,050	11,898,538,176

End of period	$12,642,607,005	$12,485,995,050

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,045,627	$11,911,967	1,006,239	$11,934,481
Reinvestments	2,754,016	29,082,412	2,809,956	31,612,012
Redemptions	(3,359,731)	(38,010,928)	(2,946,596)	(35,162,517)

Net increase	439,912	$2,983,451	869,599	$8,383,976

Class B
Sales	7,647,993	$86,743,525	9,306,552	$109,451,891
Reinvestments	98,623,270	1,036,530,572	107,272,321	1,201,449,993
Redemptions	(125,861,108)	(1,427,686,837)	(143,617,051)	(1,695,018,879)

Net decrease	(19,589,845)	$(304,412,740)	(27,038,178)	$(384,116,995)

Decrease derived from capital shares transactions		$(301,429,289)		$(375,733,019)

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.17	$11.30	$12.72	$11.76	$12.50

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.26	0.22	0.21	0.21
Net realized and unrealized gain (loss)	1.22	1.88	(0.92)	1.50	0.63

Total income (loss) from investment operations	1.50	2.14	(0.70)	1.71	0.84

Less Distributions
Distributions from net investment income	(0.29)	(0.28)	(0.24)	(0.25)	(0.43)
Distributions from net realized capital gains	(0.83)	(0.99)	(0.48)	(0.50)	(1.15)

Total distributions	(1.12)	(1.27)	(0.72)	(0.75)	(1.58)

Net Asset Value, End of Period	$12.55	$12.17	$11.30	$12.72	$11.76

Total Return (%) (b)	14.09	19.85	(5.93)	14.93	7.47

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.05	0.05	0.05	0.05	0.05
Ratio of net investment income to average net assets (%) (d)	2.43	2.21	1.76	1.68	1.74
Portfolio turnover rate (%)	10	13	10	6	10
Net assets, end of period (in millions)	$343.6	$327.6	$294.6	$343.0	$331.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.09	$11.24	$12.65	$11.69	$12.44

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.23	0.19	0.17	0.18
Net realized and unrealized gain (loss)	1.22	1.85	(0.91)	1.51	0.62

Total income (loss) from investment operations	1.47	2.08	(0.72)	1.68	0.80

Less Distributions
Distributions from net investment income	(0.26)	(0.24)	(0.21)	(0.22)	(0.40)
Distributions from net realized capital gains	(0.83)	(0.99)	(0.48)	(0.50)	(1.15)

Total distributions	(1.09)	(1.23)	(0.69)	(0.72)	(1.55)

Net Asset Value, End of Period	$12.47	$12.09	$11.24	$12.65	$11.69

Total Return (%) (b)	13.85	19.42	(6.12)	14.73	7.11

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.30	0.30	0.30	0.30	0.30
Ratio of net investment income to average net assets (%) (d)	2.18	1.98	1.51	1.43	1.52
Portfolio turnover rate (%)	10	13	10	6	10
Net assets, end of period (in millions)	$12,299.1	$12,158.4	$11,604.0	$14,189.2	$13,904.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,169,894,153	$0	$1,738,870,773

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$6,207,562	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2020 were as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2020
AB International Bond Portfolio (Class A)	$428,659,632	$12,247,669	(21,202,017)	$183,961	$6,032,928	$425,922,173
Baillie Gifford International Stock Portfolio (Class A)	442,863,110	33,842,458	(82,879,431)	30,483,335	38,665,405	462,974,877
BlackRock Bond Income Portfolio (Class A)	764,994,255	25,729,980	(94,683,152)	3,868,230	29,788,758	729,698,071
BlackRock Capital Appreciation Portfolio (Class A)	348,201,823	37,878,511	(130,523,332)	26,588,874	44,704,502	326,850,378
BlackRock High Yield Portfolio (Class A)	75,196,597	3,860,827	(6,141,266)	(905,040)	2,191,709	74,202,827
Brighthouse Small Cap Value Portfolio (Class A)	158,042,715	77,319,468	(10,302,503)	(1,861,615)	13,886,143	237,084,208

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2020
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	$126,638,457	$8,176,853	(27,137,263)	$3,571,060	$26,068,969	$137,318,076
Brighthouse/Artisan International Portfolio (Class A)	380,281,031	16,650,503	(22,368,899)	4,244,125	7,484,793	386,291,553
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	31,621,187	4,343,950	(4,208,457)	(745,439)	2,777,338	33,788,579
Brighthouse/Dimensional International Small Company Portfolio (Class A)	126,924,070	14,654,748	(11,688,609)	(2,030,637)	7,262,508	135,122,080
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	248,829,876	11,566,841	(13,220,666)	(561,794)	(6,307,488)	240,306,769
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	245,562,804	8,667,607	(14,681,678)	(1,311,361)	(2,422,177)	235,815,195
Brighthouse/Templeton International Bond Portfolio (Class A)	365,602,839	36,148,278	(16,432,089)	(3,210,502)	(40,483,581)	341,624,945
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	568,794,007	66,289,631	(49,386,108)	4,331,718	(10,988,920)	579,040,328
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	380,232,049	27,608,346	(61,568,654)	9,447,851	38,327,543	394,047,135
Clarion Global Real Estate Portfolio (Class A)	185,628,048	28,138,668	(4,003,994)	813,565	(17,092,761)	193,483,526
Harris Oakmark International Portfolio (Class A)	474,343,015	103,332,173	(79,361,447)	(13,499,474)	39,831,920	524,646,187
Invesco Comstock Portfolio (Class A)	538,535,993	81,587,217	(47,351,757)	6,194,763	(42,291,588)	536,674,628
Invesco Global Equity Portfolio (Class A)	126,261,532	1,421,999	(23,262,041)	2,624,497	26,923,338	133,969,325
Invesco Small Cap Growth Portfolio (Class A)	157,839,599	9,366,917	(55,338,897)	(6,903,196)	69,742,870	174,707,293
Jennison Growth Portfolio (Class A)	411,756,180	44,011,385	(190,763,076)	40,647,473	89,886,048	395,538,010
JPMorgan Core Bond Portfolio (Class A)	242,977,439	9,336,375	(32,917,621)	1,672,359	8,395,689	229,464,241
JPMorgan Small Cap Value Portfolio (Class A)	94,702,346	12,519,550	(12,329,187)	(2,481,415)	11,013,303	103,424,597
Loomis Sayles Growth Portfolio (Class A)	347,247,830	119,328,418	(88,474,872)	22,509,367	(47,636,454)	352,974,289
Loomis Sayles Small Cap Growth Portfolio (Class A)	63,219,875	29,049,194	(8,433,633)	724,486	17,953,297	102,513,219
MFS Research International Portfolio (Class A)	253,209,089	14,005,582	(21,149,709)	2,437,756	14,587,239	263,089,957
MFS Value Portfolio (Class A)	695,516,063	51,552,468	(15,019,521)	1,629,699	(25,918,151)	707,760,558
Neuberger Berman Genesis Portfolio (Class A)	94,484,387	6,567,500	(15,606,702)	5,965,742	8,459,302	99,870,229
PIMCO Inflation Protected Bond Portfolio (Class A)	368,265,321	10,330,635	(53,843,671)	(5,245,529)	33,845,300	353,352,056
PIMCO Total Return Portfolio (Class A)	728,804,015	27,349,776	(97,349,940)	(994,523)	32,800,561	690,609,889
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	95,164,192	3,957,782	(11,087,056)	241,439	10,832,654	99,109,011
T. Rowe Price Large Cap Growth Portfolio (Class A)	348,152,575	26,086,654	(121,560,420)	11,099,826	63,067,390	326,846,025
T. Rowe Price Large Cap Value Portfolio (Class A)	569,201,706	79,881,459	(23,510,219)	4,064,228	(31,414,344)	598,222,830
T. Rowe Price Mid Cap Growth Portfolio (Class A)	94,872,370	9,349,563	(15,974,427)	(718,623)	11,724,586	99,253,469
T. Rowe Price Small Cap Growth Portfolio (Class A)	189,384,252	31,892,296	(15,074,531)	2,553,422	26,005,759	234,761,198
TCW Core Fixed Income Portfolio (Class A)	566,442,600	17,883,667	(83,501,593)	6,847,388	26,087,159	533,759,221
Van Eck Global Natural Resources Portfolio (Class A)	380,874,353	30,940,504	(72,753,810)	(25,169,528)	103,692,552	417,584,071
Wells Capital Management Mid Cap Value Portfolio (Class A)	31,633,092	4,761,317	(2,502,479)	(256,578)	(384,004)	33,251,348
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	249,189,152	14,001,809	(18,178,511)	(1,082,794)	2,772,103	246,701,759
Western Asset Management U.S. Government Portfolio (Class A)	489,197,984	18,255,575	(63,097,535)	(561,246)	10,547,159	454,341,937

	$12,489,347,460	$1,169,894,153	$(1,738,870,773)	$125,205,870	$600,419,357	$12,645,996,067

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2020
AB International Bond Portfolio (Class A)	$3,058,529	$9,175,588	39,992,692
Baillie Gifford International Stock Portfolio (Class A)	25,241,633	8,582,789	29,339,346
BlackRock Bond Income Portfolio (Class A)	—	25,550,227	6,405,918
BlackRock Capital Appreciation Portfolio (Class A)	37,878,245	—	6,121,940
BlackRock High Yield Portfolio (Class A)	—	3,860,423	9,298,600
Brighthouse Small Cap Value Portfolio (Class A)	6,607,438	2,421,136	16,106,264
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	2,713,248	9,731,969
Brighthouse/Artisan International Portfolio (Class A)	11,884,751	4,730,540	29,646,320
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	647,221	295,041	143,123
Brighthouse/Dimensional International Small Company Portfolio (Class A)	4,571,852	3,165,981	10,870,642
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	11,541,912	24,175,731
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	8,621,539	24,953,989
Brighthouse/Templeton International Bond Portfolio (Class A)	—	22,822,557	41,110,102
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	57,654,125	8,628,089	16,852,163
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	23,466,655	4,128,613	23,016,772
Clarion Global Real Estate Portfolio (Class A)	3,571,175	8,160,449	16,824,654

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2020
Harris Oakmark International Portfolio (Class A)	$12,102,449	$15,572,383	39,007,151
Invesco Comstock Portfolio (Class A)	31,188,736	12,099,430	41,797,089
Invesco Global Equity Portfolio (Class A)	303,855	1,110,644	4,553,682
Invesco Small Cap Growth Portfolio (Class A)	9,211,715	144,454	9,038,142
Jennison Growth Portfolio (Class A)	43,139,725	871,305	17,478,480
JPMorgan Core Bond Portfolio (Class A)	—	8,238,824	21,266,380
JPMorgan Small Cap Value Portfolio (Class A)	—	1,268,437	6,629,782
Loomis Sayles Growth Portfolio (Class A)	116,531,105	2,797,313	24,427,286
Loomis Sayles Small Cap Growth Portfolio (Class A)	7,876,584	—	6,285,299
MFS Research International Portfolio (Class A)	8,123,857	5,876,833	18,981,959
MFS Value Portfolio (Class A)	38,963,657	12,363,468	45,282,185
Neuberger Berman Genesis Portfolio (Class A)	6,401,625	161,569	4,159,526
PIMCO Inflation Protected Bond Portfolio (Class A)	—	10,229,321	32,567,010
PIMCO Total Return Portfolio (Class A)	—	27,088,340	55,116,512
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	2,263,513	8,543,880
T. Rowe Price Large Cap Growth Portfolio (Class A)	25,324,779	760,387	11,352,762
T. Rowe Price Large Cap Value Portfolio (Class A)	40,232,703	13,673,357	20,793,286
T. Rowe Price Mid Cap Growth Portfolio (Class A)	9,118,289	226,140	7,953,002
T. Rowe Price Small Cap Growth Portfolio (Class A)	18,477,083	368,638	8,681,997
TCW Core Fixed Income Portfolio (Class A)	—	16,638,805	48,086,416
Van Eck Global Natural Resources Portfolio (Class A)	—	4,902,174	40,581,542
Wells Capital Management Mid Cap Value Portfolio (Class A)	1,949,776	344,390	2,698,973
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	13,999,337	17,786,717
Western Asset Management U.S. Government Portfolio (Class A)	—	13,902,260	37,611,088

	$543,527,562	$289,299,454

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$11,494,825,942

Gross unrealized appreciation	1,293,259,101
Gross unrealized depreciation	(142,088,976)

Net unrealized appreciation (depreciation)	$1,151,170,125

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$257,509,059	$242,301,255	$808,103,925	$990,760,750	$1,065,612,984	$1,233,062,005

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$269,356,714	$663,781,703	$1,151,170,125	$—	$2,084,308,542

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse Asset Allocation 60 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 60 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 60 Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-14

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-16

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser’s expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

Brighthouse Asset Allocation 60 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed the Brighthouse AA 60 Narrow Index for the one-, three-, and five-year periods ended October 31, 2020. The Board also noted that the Portfolio outperformed the Dow Jones Moderate Index for the one, three- and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Brighthouse Asset Allocation 80 Portfolio returned 17.01% and 16.59%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 14.14%.

MARKET ENVIRONMENT/CONDITIONS

Calendar year 2020 is destined to be a year for the record books, not just as the year that the most significant pandemic (“COVID-19”) since the Spanish Influenza of 1918 scourged the earth, but also as a historically significant year in both the underlying economy and the capital markets. The year started ordinarily enough. The S&P 500 Index began the first month and a half delivering solid returns, up 5.1% through the first few weeks of February (January 1, 2020 through February 19, 2020). At the same time, the Bloomberg Barclays U.S. Aggregate Bond Index was up around 2.0% during the same period. In mid-January, there were whispers of a virus spreading in China and then, seemingly overnight, it became apparent that the virus was much more widespread than previously thought. Business leaders and state governors responded to the virus with widespread shutdowns. These shutdowns not only had immediately devastating effects on many industries, but also carried knock-on effects down the line, hampering business bottom lines.

The U.S. stock market, which was healthily chugging along until then, hit its apex on February 19th, and then proceeded to plummet at a historically rapid rate until hitting its crisis nadir on March 23rd. In that span of time (just 24 trading days), the S&P 500 Index experienced a historically massive drop of 34% — significant in the extremely truncated timeframe within which such a high magnitude drop occurred. At the same time, the real economy was about to pull back to a degree unseen in generations. Real Gross Domestic Product (“GDP,” or, the inflation-adjusted value of all goods and services produced in an economy in a year) dropped at an annual rate magnitude unheard of since the Great Depression, sinking 31.4% in the second quarter of 2020. Similarly, by April, the unemployment rate had rapidly spiked to 14.8%. At the front end of the crisis the U.S. Federal Reserve (the “Fed”) response was swift. Under the leadership of Fed Chair Jerome Powell, it had taken extraordinary measures and the 10-year Treasury rate was driven down to 0.54% on March 9th, after beginning the year at 1.92%. Powell had publicly stated that the Fed would do whatever it took to support markets, and he meant it. With fiscal stimulus included, at the time, an overall support package that was budgeted for $6 trillion was put forth. After the fact, the actual stimulus during the course of the year was on the order of $4 trillion, but this is still the heaviest economic relief effort in modern history. The count may continue – potential additional stimulus measures are slated for 2021.

How quickly the collapse was forgotten, as in only a few short months the S&P 500 Index had come roaring back, and, at the end of the second quarter, was at a level that was approaching the previous February 19th peak. Despite the apparent success story, the recovery in the markets was extremely top-heavy, with the highest market cap names driving the lion’s share of the results for Large Cap indexes. Nonetheless, the Fed could certainly count it as a success, keeping the interest rates in check for the remainder of 2020. The stock market quickly rebounded not only to pre-COVID-19 levels, but indeed, surged to brand new highs. Annual GDP growth would go from a disastrous second quarter to a breathtaking 33.4% increase in the third quarter. Unemployment would eventually drop to 6.7% by December. All told, the S&P 500 Index would finish the year up 18.4% overall. This, after rising an astonishing 70.2% from the market bottom on March 23rd.

During calendar year 2020, growth stocks dominated value stocks with the Russell 1000 Growth Index returning a staggering 38.5% compared to 2.8% for the Russell 1000 Value Index. The growth benchmark, which has a much larger weight in technology, continued to benefit from strong performance of a few stocks – Apple, Microsoft, Amazon, and Facebook. Meanwhile, a larger weight in Financials and Energy stocks weighed down the value benchmark. For the year, international stocks lagged behind U.S. stocks, with the MSCI EAFE Index generating a 7.8% return. Emerging markets, on the other hand, logged a more impressive return of 18.3%, as measured by the MSCI Emerging Markets Index.

Fixed Income also did not do too poorly when considering the entire year. Spreads (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality), as measured by the ICE/BofA U.S. High Yield Index Option-Adjusted Spread, had spiked to nearly 11% on March 23rd. The aforementioned monetary stimulus quickly worked to drive the spreads down to half that amount by the summer, and gradually over the second half of 2020 spreads glided down even further, eventually finishing the year at approximately the same level they were at pre-COVID-19. While the spread blowouts initially harmed some spread sectors, overall, Fixed Income finished strong on the back of later spread compression (as well as, of course, the monstrous declines in interest rates). Core Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, finished the year at 7.51%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 80 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderately Aggressive Index. Strong performance within the underlying Mid, Small Cap, International and Emerging Market equity portfolios, and overweights to U.S. Large Cap equity, U.S. bonds, High Yield bonds, and Emerging Market bonds all contributed to the outperformance.

Contribution from the underlying fixed income portfolios to relative performance was negative in 2020. The biggest contributors were the

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

PIMCO Total Return Portfolio and the TCW Core Fixed Income Portfolio. The TCW Core Fixed Income Portfolio outpaced its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, driven largely by its allocation to and security selection within Corporate bonds. The PIMCO Total Return Portfolio benefitted from its duration and curve positioning along with holdings in non-Agency and Agency Mortgage-Backed Securities as spreads tightened. At the other end of the spectrum was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 16.5%. The portfolio underperformed its respective benchmark due to currency positions followed by interest-rate strategies. In particular, the portfolio’s underweighted position in the euro and the Australian dollar and an underweighted duration exposure in both Europe and the United States detracted from relative results. In addition, the Western Asset Management Strategic Bond Opportunities Portfolio underperformed its benchmark for the reporting period. The portfolio’s exposure to emerging market currency and debt was the most meaningful detractor while its tactical credit exposures helped to offset some of the underperformance.

Portfolio selection within domestic equity contributed to the relative outperformance, as strong performance by the Small and Mid Cap equity portfolios offset modest underperformance by the Large Cap equity portfolios. Within Large Cap, the Jennison Growth Portfolio was the bright spot, outperforming its benchmark by 18.3%. Security selection within the Consumer Discretionary, Information Technology, and Communication Services sectors, as well as an overweight to Consumer Discretionary and an underweight to Industrials, were the main drivers of performance. The Brighthouse/Wellington Large Cap Research Portfolio also managed to outperform, besting its benchmark by 3.9% for the year. The portfolio primarily outperformed as a result of security selection within the Communication Services, Information Technology, and Financials sectors. The biggest detractors from performance were security selection within the Consumer Discretionary and Utilities sectors and an underweight to the Information Technology sector. On the other hand, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 9.7% for the period. An underweight to and security selection within the Information Technology sector detracted from results. Security selection within Consumer Discretionary also weighed on relative results. The Invesco Comstock Portfolio also underperformed its benchmark for the period primarily driven by an overweight to and security selection within the Energy sector. Within Mid Cap, the best performing portfolio was the Morgan Stanley Discovery Portfolio which outperformed its benchmark by a staggering 118.2%. The majority of the outperformance was due to stock selection, particularly in Information Technology and Consumer Discretionary. Sector allocation also contributed positively, led by an overweight to Information Technology and an underweight to Industrials. The worst performing portfolio was the T. Rowe Price Mid Cap Growth Portfolio, which underperformed its benchmark by 11.3%. A significant underweight to Technology (which was a top performing sector for the period), was a drag on performance, along with security selection within the Consumer Discretionary, Health Care, and Information Technology sectors. Within Small Cap equities, the Invesco Small Cap Growth Portfolio was the strongest performer, outperforming its benchmark by 22.6%. The outperformance was driven by strong stock selection within Health Care, Information Technology, and the Consumer Discretionary sectors. The Neuberger Berman Genesis Portfolio was another strong performer over the reporting period, outperforming its benchmark by 20.5%. The portfolio benefitted from its strong tilt towards growth stocks, as well as strong security selection within Financials, Industrials, and Information Technology, and a substantial overweight to Technology and Health Care. On the other hand, the T. Rowe Price Small Cap Growth Portfolio underperformed its benchmark by 12.6%. The portfolio’s security selection, particularly within the Information Technology, Consumer Discretionary, and Industrials sectors, detracted.

Non-U.S. equity was a strong contributor to relative performance. The best performance was delivered by the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 15.9% for the calendar year. The majority of the outperformance was driven

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

by strong security selection within the Industrials, Consumer Discretionary, and Communication Services sectors, while an overweight to Information Technology and an underweight to Energy contributed as well. The Invesco Global Equity Portfolio also experienced strong results relative to its benchmark, outperforming by 11.7% for the reporting period. Both sector allocation and security selection contributed to results, in particular an overweight to Information Technology and underweight to the Energy sector along with security selection within Communication Services and Consumer Discretionary. The Brighthouse/Artisan International Portfolio was the weakest performer, lagging its benchmark by 2.7%. Sector selection detracted most due to an overweight to Financials and an underweight to Information Technology. Security selection added to performance, specifically within Financials, Consumer Staples, and Consumer Discretionary. The Van Eck Global Natural Resources Portfolio also delivered strong performance for the year, outperforming its benchmark by 40.6%. The portfolio benefited from overweight positions to renewable energy and precious metals.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 80% of the risk of an all equity portfolio.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 80 Portfolio
Class A	17.01	11.60	9.61
Class B	16.59	11.30	9.32
Dow Jones Moderately Aggressive Index	14.14	11.08	8.94

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	6.0
Invesco Comstock Portfolio (Class A)	5.4
T. Rowe Price Large Cap Value Portfolio (Class A)	5.3
Harris Oakmark International Portfolio (Class A)	5.0
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5.0
Jennison Growth Portfolio (Class A)	4.9
Loomis Sayles Growth Portfolio (Class A)	4.5
Baillie Gifford International Stock Portfolio (Class A)	4.4
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.1
Brighthouse/Artisan International Portfolio (Class A)	3.7

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	41.7
International Developed Market Equities	18.3
U.S. Small Cap Equities	10.5
Investment Grade Fixed Income	9.3
Global Equities	4.8
International Fixed Income	4.0
High Yield Fixed Income	3.3
U.S. Mid Cap Equities	3.1
Emerging Market Equities	2.6
Real Estate Equities	2.5

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.69%	$1,000.00	$1,231.00	$3.87
	Hypothetical*	0.69%	$1,000.00	$1,021.67	$3.51

Class B (a)	Actual	0.94%	$1,000.00	$1,228.40	$5.27
	Hypothetical*	0.94%	$1,000.00	$1,020.41	$4.77

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Schedule of Investments as of December 31, 2020

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies — 100.0%
AB International Bond Portfolio (Class A) (a)	13,741,436	$146,346,298
Baillie Gifford International Stock Portfolio (Class A) (b)	29,553,447	466,353,389
BlackRock Bond Income Portfolio (Class A) (b)	2,299,569	261,943,913
BlackRock Capital Appreciation Portfolio (Class A) (b)	6,100,525	325,707,021
BlackRock High Yield Portfolio (Class A) (a)	6,340,714	50,598,894
Brighthouse Small Cap Value Portfolio (Class A) (a)	18,865,769	277,704,121
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	10,038,123	141,637,922
Brighthouse/Artisan International Portfolio (Class A) (a)	30,543,415	397,980,698
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	117,715	27,790,228
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	17,926,667	222,828,468
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	9,647,373	95,894,890
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	34,054,159	282,990,061
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	15,482,853	531,990,822
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	22,295,684	381,702,117
Clarion Global Real Estate Portfolio (Class A) (a)	22,990,357	264,389,109
Frontier Mid Cap Growth Portfolio (Class A) (b)	1,258,069	55,380,211
Harris Oakmark International Portfolio (Class A) (a)	39,987,885	537,837,050
Invesco Comstock Portfolio (Class A) (a)	44,940,350	577,034,099
Invesco Global Equity Portfolio (Class A) (a)	5,640,455	165,942,193
Invesco Small Cap Growth Portfolio (Class A) (a)	13,319,433	257,464,646
Jennison Growth Portfolio (Class A) (b)	22,956,641	519,508,784
JPMorgan Core Bond Portfolio (Class A) (a)	8,808,885	95,047,866
JPMorgan Small Cap Value Portfolio (Class A) (a)	10,805,348	168,563,423
Loomis Sayles Growth Portfolio (Class A) (a)	32,984,465	476,625,519
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	12,082,292	197,062,188
MFS Research International Portfolio (Class A) (a)	23,670,716	328,076,123

Affiliated Investment Companies —(Continued)
MFS Value Portfolio (Class A) (b)	40,967,228	640,317,781
Morgan Stanley Discovery Portfolio (Class A) (a)	590,875	27,901,104
Neuberger Berman Genesis Portfolio (Class A) (b)	1,149,653	27,603,175
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	13,240,448	143,658,863
PIMCO Total Return Portfolio (Class A) (a)	22,727,380	284,774,074
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	11,834,522	137,280,459
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	15,091,183	434,475,162
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	19,834,164	570,628,912
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	8,791,745	109,720,972
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	7,167,080	193,797,834
TCW Core Fixed Income Portfolio (Class A) (a)	19,276,187	213,965,680
Van Eck Global Natural Resources Portfolio (Class A) (b)	33,282,604	342,477,991
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	8,913,318	109,812,081
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	14,499,707	201,110,936

Total Mutual Funds (Cost $9,360,995,873)		10,691,925,077

Total Investments—100.0% (Cost $9,360,995,873)		10,691,925,077
Other assets and liabilities (net)—0.0%		(2,888,586)

Net Assets — 100.0%		$10,689,036,491

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$10,691,925,077	$—	$—	$10,691,925,077
Total Investments	$10,691,925,077	$—	$—	$10,691,925,077

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Affiliated investments at value (a)	$10,691,925,077
Receivable for:
Affiliated investments sold	4,660,352
Fund shares sold	247,042

Total Assets	10,696,832,471
Liabilities
Payables for:
Fund shares redeemed	4,907,395
Accrued Expenses:
Management fees	479,467
Distribution and service fees	2,137,248
Deferred trustees’ fees	229,433
Other expenses	42,437

Total Liabilities	7,795,980

Net Assets	$10,689,036,491

Net Assets Consist of:
Paid in surplus	$8,549,572,096
Distributable earnings (Accumulated losses)	2,139,464,395

Net Assets	$10,689,036,491

Net Assets
Class A	$484,843,136
Class B	10,204,193,355
Capital Shares Outstanding*
Class A	34,863,601
Class B	738,146,288
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.91
Class B	13.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $9,360,995,873.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends from affiliated investments	$197,097,493

Total investment income	197,097,493
Expenses
Management fees	5,143,572
Administration fees	30,500
Custodian and accounting fees	27,576
Distribution and service fees—Class B	22,790,714
Audit and tax services	32,448
Legal	45,741
Trustees’ fees and expenses	54,229
Miscellaneous	14,480

Total expenses	28,139,260

Net Investment Income	168,958,233

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	107,342,122
Capital gain distributions from affiliated investments	607,029,027

Net realized gain	714,371,149

Net change in unrealized appreciation on affiliated investments	621,877,313

Net realized and unrealized gain	1,336,248,462

Net Increase in Net Assets From Operations	$1,505,206,695

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$168,958,233	$159,607,354
Net realized gain	714,371,149	917,743,516
Net change in unrealized appreciation	621,877,313	1,047,476,092

Increase in net assets from operations	1,505,206,695	2,124,826,962

From Distributions to Shareholders
Class A	(47,795,951)	(50,128,614)
Class B	(1,017,374,474)	(1,142,580,570)

Total distributions	(1,065,170,425)	(1,192,709,184)

Decrease in net assets from capital share transactions	(52,940,828)	(27,180,108)

Total increase in net assets	387,095,442	904,937,670

Net Assets
Beginning of period	10,301,941,049	9,397,003,379

End of period	$10,689,036,491	$10,301,941,049

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	946,898	$11,627,188	923,474	$12,128,911
Reinvestments	4,275,130	47,795,951	4,082,135	50,128,614
Redemptions	(2,928,574)	(36,015,678)	(3,028,390)	(39,709,971)

Net increase	2,293,454	$23,407,461	1,977,219	$22,547,554

Class B
Sales	6,095,054	$73,499,713	3,957,689	$51,665,555
Reinvestments	91,408,309	1,017,374,474	93,500,865	1,142,580,570
Redemptions	(94,956,386)	(1,167,222,476)	(95,364,115)	(1,243,973,787)

Net increase (decrease)	2,546,977	$(76,348,289)	2,094,439	$(49,727,662)

Decrease derived from capital shares transactions		$(52,940,828)		$(27,180,108)

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.48	$12.36	$14.25	$12.86	$13.98

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.24	0.21	0.19	0.20
Net realized and unrealized gain (loss)	1.68	2.57	(1.25)	2.22	0.82

Total income (loss) from investment operations	1.93	2.81	(1.04)	2.41	1.02

Less Distributions
Distributions from net investment income	(0.27)	(0.28)	(0.22)	(0.25)	(0.46)
Distributions from net realized capital gains	(1.23)	(1.41)	(0.63)	(0.77)	(1.68)

Total distributions	(1.50)	(1.69)	(0.85)	(1.02)	(2.14)

Net Asset Value, End of Period	$13.91	$13.48	$12.36	$14.25	$12.86

Total Return (%) (b)	17.01	24.04	(7.91)	19.44	8.43

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income to average net assets (%) (d)	2.01	1.82	1.50	1.42	1.55
Portfolio turnover rate (%)	12	13	11	7	10
Net assets, end of period (in millions)	$484.8	$439.2	$378.2	$436.4	$398.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.41	$12.30	$14.18	$12.80	$13.92

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.21	0.17	0.16	0.17
Net realized and unrealized gain (loss)	1.66	2.55	(1.23)	2.21	0.81

Total income (loss) from investment operations	1.88	2.76	(1.06)	2.37	0.98

Less Distributions
Distributions from net investment income	(0.24)	(0.24)	(0.19)	(0.22)	(0.42)
Distributions from net realized capital gains	(1.23)	(1.41)	(0.63)	(0.77)	(1.68)

Total distributions	(1.47)	(1.65)	(0.82)	(0.99)	(2.10)

Net Asset Value, End of Period	$13.82	$13.41	$12.30	$14.18	$12.80

Total Return (%) (b)	16.59	23.73	(8.11)	19.16	8.14

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	1.76	1.58	1.26	1.17	1.32
Portfolio turnover rate (%)	12	13	11	7	10
Net assets, end of period (in millions)	$10,204.2	$9,862.7	$9,018.8	$11,119.7	$10,460.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,150,124,592	$0	$1,492,154,847

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$5,143,572	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2020 were as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2020
AB International Bond Portfolio (Class A)	$147,256,976	$4,344,014	$(7,283,247)	$(39,795)	$2,068,350	$146,346,298
Baillie Gifford International Stock Portfolio (Class A)	443,784,027	33,559,030	(79,376,323)	28,441,165	39,945,490	466,353,389
BlackRock Bond Income Portfolio (Class A)	269,577,427	16,503,913	(35,953,424)	1,068,411	10,747,586	261,943,913
BlackRock Capital Appreciation Portfolio (Class A)	339,327,371	36,335,431	(118,565,407)	25,201,052	43,408,574	325,707,021
BlackRock High Yield Portfolio (Class A)	50,474,645	2,576,005	(3,299,215)	(420,447)	1,267,906	50,598,894
Brighthouse Small Cap Value Portfolio (Class A)	182,500,298	92,021,203	(11,169,918)	(1,006,026)	15,358,564	277,704,121

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2020
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	$130,554,288	$3,969,409	$(22,464,730)	$3,318,293	$26,260,662	$141,637,922
Brighthouse/Artisan International Portfolio (Class A)	391,774,130	17,210,132	(22,710,056)	3,998,235	7,708,257	397,980,698
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	26,051,494	2,750,008	(2,510,718)	(402,381)	1,901,825	27,790,228
Brighthouse/Dimensional International Small Company Portfolio (Class A)	209,554,697	17,226,823	(11,657,511)	(1,720,524)	9,424,983	222,828,468
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	99,967,573	4,849,715	(6,073,776)	(524,814)	(2,323,808)	95,894,890
Brighthouse/Templeton International Bond Portfolio (Class A)	293,575,651	43,660,986	(19,270,211)	(3,211,398)	(31,764,967)	282,990,061
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	520,599,276	59,528,824	(41,177,175)	(7,491,328)	531,225	531,990,822
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	365,923,914	26,144,270	(55,280,008)	7,405,298	37,508,643	381,702,117
Clarion Global Real Estate Portfolio (Class A)	250,832,246	38,327,397	(2,255,777)	427,358	(22,942,115)	264,389,109
Frontier Mid Cap Growth Portfolio (Class A)	52,175,160	5,432,286	(10,969,490)	1,407,306	7,334,949	55,380,211
Harris Oakmark International Portfolio (Class A)	494,947,523	91,981,434	(73,372,797)	(13,023,788)	37,304,678	537,837,050
Invesco Comstock Portfolio (Class A)	574,942,624	67,844,773	(26,057,303)	4,404,733	(44,100,728)	577,034,099
Invesco Global Equity Portfolio (Class A)	156,157,467	1,735,877	(28,080,653)	5,331,685	30,797,817	165,942,193
Invesco Small Cap Growth Portfolio (Class A)	234,042,806	13,795,454	(82,859,081)	(13,363,154)	105,848,621	257,464,646
Jennison Growth Portfolio (Class A)	522,390,298	55,221,925	(223,344,762)	40,652,062	124,589,261	519,508,784
JPMorgan Core Bond Portfolio (Class A)	97,276,139	8,040,847	(14,323,157)	710,805	3,343,232	95,047,866
JPMorgan Small Cap Value Portfolio (Class A)	155,971,626	15,956,285	(16,367,995)	(1,938,166)	14,941,673	168,563,423
Loomis Sayles Growth Portfolio (Class A)	468,392,788	156,164,899	(114,637,276)	45,099,547	(78,394,439)	476,625,519
Loomis Sayles Small Cap Growth Portfolio (Class A)	130,241,455	46,577,451	(14,686,655)	1,926,743	33,003,194	197,062,188
MFS Research International Portfolio (Class A)	313,278,307	17,158,961	(22,989,576)	5,648,961	14,979,470	328,076,123
MFS Value Portfolio (Class A)	625,620,465	46,339,609	(9,579,162)	185,651	(22,248,782)	640,317,781
Morgan Stanley Discovery Portfolio (Class A)	25,514,118	4,002,337	(22,152,221)	10,927,316	9,609,554	27,901,104
Neuberger Berman Genesis Portfolio (Class A)	25,934,084	1,791,069	(4,049,742)	1,225,554	2,702,210	27,603,175
PIMCO Inflation Protected Bond Portfolio (Class A)	147,630,744	7,781,593	(23,162,377)	(3,777,454)	15,186,357	143,658,863
PIMCO Total Return Portfolio (Class A)	291,749,737	22,666,560	(42,400,032)	793,578	11,964,231	284,774,074
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	130,687,685	3,074,375	(11,207,709)	163,634	14,562,474	137,280,459
T. Rowe Price Large Cap Growth Portfolio (Class A)	443,706,099	33,136,396	(137,427,354)	10,966,408	84,093,613	434,475,162
T. Rowe Price Large Cap Value Portfolio (Class A)	547,491,932	58,321,929	(5,270,015)	988,433	(30,903,367)	570,628,912
T. Rowe Price Mid Cap Growth Portfolio (Class A)	104,287,353	10,163,188	(16,653,307)	(53,488)	11,977,226	109,720,972
T. Rowe Price Small Cap Growth Portfolio (Class A)	156,177,034	24,166,011	(9,841,169)	1,724,290	21,571,668	193,797,834
TCW Core Fixed Income Portfolio (Class A)	219,506,032	16,178,627	(34,476,388)	2,754,233	10,003,176	213,965,680
Van Eck Global Natural Resources Portfolio (Class A)	360,493,547	20,400,975	(93,937,237)	(48,070,415)	103,591,121	342,477,991
Wells Capital Management Mid Cap Value Portfolio (Class A)	104,342,728	11,993,042	(3,844,068)	(917,239)	(1,762,382)	109,812,081
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	200,024,133	11,191,529	(11,417,825)	(1,468,212)	2,781,311	201,110,936

	$10,304,735,897	$1,150,124,592	$(1,492,154,847)	$107,342,122	$621,877,313	$10,691,925,077

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2020
AB International Bond Portfolio (Class A)	$1,040,713	$3,122,140	13,741,436
Baillie Gifford International Stock Portfolio (Class A)	25,043,584	8,515,446	29,553,447
BlackRock Bond Income Portfolio (Class A)	—	8,903,587	2,299,569
BlackRock Capital Appreciation Portfolio (Class A)	36,335,421	—	6,100,525
BlackRock High Yield Portfolio (Class A)	—	2,564,638	6,340,714
Brighthouse Small Cap Value Portfolio (Class A)	7,358,888	2,696,487	18,865,769
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	2,694,635	10,038,123
Brighthouse/Artisan International Portfolio (Class A)	12,301,750	4,896,520	30,543,415
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	517,405	235,864	117,715
Brighthouse/Dimensional International Small Company Portfolio (Class A)	7,278,346	5,040,210	17,926,667
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	4,571,901	9,647,373
Brighthouse/Templeton International Bond Portfolio (Class A)	—	18,116,582	34,054,159
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	51,770,222	7,747,548	15,482,853
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	22,232,554	3,911,491	22,295,684
Clarion Global Real Estate Portfolio (Class A)	4,725,599	10,798,407	22,990,357
Frontier Mid Cap Growth Portfolio (Class A)	5,431,560	—	1,258,069
Harris Oakmark International Portfolio (Class A)	12,259,484	15,774,442	39,987,885

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2020
Invesco Comstock Portfolio (Class A)	$32,375,460	$12,559,811	44,940,350
Invesco Global Equity Portfolio (Class A)	372,686	1,362,231	5,640,455
Invesco Small Cap Growth Portfolio (Class A)	13,579,120	212,942	13,319,433
Jennison Growth Portfolio (Class A)	54,124,420	1,093,165	22,956,641
JPMorgan Core Bond Portfolio (Class A)	—	3,261,381	8,808,885
JPMorgan Small Cap Value Portfolio (Class A)	—	2,021,122	10,805,348
Loomis Sayles Growth Portfolio (Class A)	152,470,086	3,660,023	32,984,465
Loomis Sayles Small Cap Growth Portfolio (Class A)	16,122,580	—	12,082,292
MFS Research International Portfolio (Class A)	9,956,346	7,202,462	23,670,716
MFS Value Portfolio (Class A)	35,127,318	11,146,168	40,967,228
Morgan Stanley Discovery Portfolio (Class A)	4,001,725	—	590,875
Neuberger Berman Genesis Portfolio (Class A)	1,746,910	44,089	1,149,653
PIMCO Inflation Protected Bond Portfolio (Class A)	—	4,048,192	13,240,448
PIMCO Total Return Portfolio (Class A)	—	10,724,018	22,727,380
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	3,049,600	11,834,522
T. Rowe Price Large Cap Growth Portfolio (Class A)	32,170,463	965,933	15,091,183
T. Rowe Price Large Cap Value Portfolio (Class A)	37,246,092	12,658,337	19,834,164
T. Rowe Price Mid Cap Growth Portfolio (Class A)	9,915,968	245,923	8,791,745
T. Rowe Price Small Cap Growth Portfolio (Class A)	15,317,467	305,601	7,167,080
TCW Core Fixed Income Portfolio (Class A)	—	6,373,875	19,276,187
Van Eck Global Natural Resources Portfolio (Class A)	—	4,345,677	33,282,604
Wells Capital Management Mid Cap Value Portfolio (Class A)	6,206,860	1,096,320	8,913,318
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	11,130,725	14,499,707

	$607,029,027	$197,097,493

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$9,446,725,157

Gross unrealized appreciation	1,350,452,175
Gross unrealized depreciation	(105,252,255)

Net unrealized appreciation (depreciation)	$1,245,199,920

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$174,335,396	$176,829,938	$890,835,029	$1,015,879,246	$1,065,170,425	$1,192,709,184

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$183,733,967	$710,759,941	$1,245,199,920	$—	$2,139,693,828

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholder of the Brighthouse Asset Allocation 80 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 80 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 80 Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-17

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser’s expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

Brighthouse Asset Allocation 80 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed the Brighthouse AA 80 Narrow Index for the three-year and five-year periods ended October 31, 2020, and outperformed the same benchmark for the one-year period ended October 31, 2020. The Board also took into account that the Portfolio outperformed the Dow Jones Moderately Aggressive Index for the one-, three- and five-year periods ended October 31, 2020.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-21

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, D, and E shares of the Frontier Mid Cap Growth Portfolio returned 31.70%, 31.38%, 31.59%, and 31.53%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 35.59%.

MARKET ENVIRONMENT / CONDITIONS

The period was dominated by the coronavirus (“COVID-19”) pandemic and the multi-pronged response to contain its human and financial toll. We entered 2020 expecting global growth to accelerate because of the substantial monetary stimulus from 2019, stabilizing leading economic indicators and an improving trade outlook.

In March, the pandemic outbreak led to widespread lockdowns that cascaded across markets, sending asset prices into a free-fall. The U.S. Federal Reserve (the “Fed”) and U.S. government responded with an unprecedented level of stimulus to restore confidence and support consumers, businesses and local governments. The government passed $3 trillion of fiscal stimulus in the year while the Fed injected another $3 trillion into the economy, setting the stage for a swift market rebound. The market recovery was strengthened by vaccine approvals, better than expected earnings, improving economic indicators, including a declining unemployment rate, a booming housing market and a steepening yield curve. Stocks advanced in the face of formidable headwinds such as the latest virus surge that has thwarted the push to reopen the economy, stretched valuations that leave little room for error and weak consumer spending that experienced, in November, its first monthly decline since April.

A dramatic fourth-quarter rally was a fitting finale to a disorienting year full of contrasts: markets boomed amid a global pandemic with stocks ending at a high while December marked the deadliest month since the outbreak; the U.S. economy and markets experienced the biggest and the fastest bust-to-boom reversal; personal income increased by more than a trillion dollars compared to a year ago even with millions of Americans out of work and a staggering 800,000 a week filing new claims (as of the last week of December 2020); the worst pandemic in over a hundred years was met with an equally miraculous development of multiple vaccines in less than a year, which historically has taken decades to produce. These silver linings were possible because of the policymakers who applied lessons learned from the great financial crisis, the medical community that employed learnings from repeated failures with the AIDS vaccine along with novel approaches to attack pathogens, and the remarkable resilience of American businesses and consumers to adapt and thrive.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell Midcap Growth Index, in 2020 due to adverse sector allocation offset partially by positive stock selection.

The Portfolio’s largest underweight (31% vs. 36%) in the Information Technology sector was the most significant detractor, despite our outperformance (59% vs. 49%) in the sector. Overweight positions in Financials (9% vs. 4%), Materials (6% vs. 3%), and Industrials (16% vs. 13%) also detracted during the period. This was partly offset by underweight positions in Energy (0% vs. 0.4%) and Consumer Staples (0% vs. 4%). During the period, the Portfolio favored economically sensitive sectors, given our expectation of an improving economy coupled with attractive valuations in these areas. The COVID-19 pandemic was a significant drag for this allocation as a worsening economy caused the most expensive stocks to outperform.

Stock selection was the strongest in the Information Technology sector. This was partially offset by poor selection in Health Care, Communication Services, and Consumer Discretionary. Seven of the Portfolio’s top ten contributing stocks were in Information Technology including the top performer Square, Inc. which advanced 248%. The company exceeded profitability and user-growth estimates in its peer-to-peer payment app while strengthening its competitiveness among small merchants. Other contributors, including Coupa Software, Advanced Micro Devices, and MongoDB, benefited from digitization and productivity enhancement trends accelerated by the pandemic. In Health Care, medical device makers Teleflex, Inc. and Edwards Lifesciences Corp. underperformed due to a sharp decline in elective surgeries. Contact lens manufacturers Cooper Cos. and Alcon, Inc. lagged on lower demand as many people shifted to working from home. In the Communication Services and Consumer Discretionary sectors, concert organizer Live Nation Entertainment, Inc. and luxury retailer Capri Holdings, Ltd. fell sharply because of restrictions on large gatherings and widespread store closures.

BHFTII-1

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

During the period, we increased the Portfolio’s weightings in the Information Technology and Consumer Discretionary sectors while reducing exposure in Industrials, Materials, and Energy. At period-end, the Portfolio was overweight Consumer Discretionary and Financials and underweight Health Care, Consumer Staples, and Information Technology partly due to valuation concerns.

Christopher J. Scarpa

Ravi Dabas

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	31.70	16.91	13.57
Class B	31.38	16.63	13.29
Class D	31.59	16.80	13.45
Class E	31.53	16.74	13.40
Russell Midcap Growth Index	35.59	18.65	15.04

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Square, Inc. - Class A	4.3
Caesars Entertainment, Inc.	3.9
Mattel, Inc.	2.4
Splunk, Inc.	2.3
Paycom Software, Inc.	2.3
Cintas Corp.	2.2
SVB Financial Group	2.0
RingCentral, Inc. - Class A	1.9
Global Payments, Inc.	1.9
IAC/InterActiveCorp.	1.9

Top Sectors

% of Net Assets
Information Technology	35.4
Consumer Discretionary	17.7
Health Care	16.5
Industrials	8.7
Financials	8.4
Communication Services	6.2
Materials	4.6
Real Estate	0.8

BHFTII-3

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.73%	$1,000.00	$1,301.20	$4.22
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

Class B (a)	Actual	0.98%	$1,000.00	$1,299.80	$5.67
	Hypothetical*	0.98%	$1,000.00	$1,020.21	$4.98

Class D (a)	Actual	0.83%	$1,000.00	$1,300.80	$4.80
	Hypothetical*	0.83%	$1,000.00	$1,020.96	$4.22

Class E (a)	Actual	0.88%	$1,000.00	$1,300.40	$5.09
	Hypothetical*	0.88%	$1,000.00	$1,020.71	$4.47

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
L3Harris Technologies, Inc.	70,825	$13,387,341

Banks—2.0%
SVB Financial Group (a)	71,546	27,747,685

Biotechnology—4.5%
ACADIA Pharmaceuticals, Inc. (a)	59,126	3,160,876
BioMarin Pharmaceutical, Inc. (a)	91,874	8,056,431
Exact Sciences Corp. (a) (b)	184,427	24,434,734
Incyte Corp. (a)	102,491	8,914,667
Moderna, Inc. (a)	80,328	8,391,866
Seagen, Inc. (a)	61,680	10,802,635

		63,761,209

Building Products—0.7%
Builders FirstSource, Inc. (a) (b)	249,553	10,184,258

Capital Markets—5.0%
KKR & Co., Inc.	539,672	21,851,319
LPL Financial Holdings, Inc.	93,454	9,739,776
Moody’s Corp.	34,701	10,071,618
MSCI, Inc.	50,351	22,483,232
Nasdaq, Inc.	45,213	6,001,574

		70,147,519

Chemicals—2.2%
FMC Corp.	151,847	17,451,776
Sherwin-Williams Co. (The)	18,191	13,368,748

		30,820,524

Commercial Services & Supplies—3.3%
Cintas Corp.	86,424	30,547,427
Stericycle, Inc. (a)	103,031	7,143,139
Waste Connections, Inc.	87,991	9,025,237

		46,715,803

Construction & Engineering—1.9%
MasTec, Inc. (a) (b)	135,294	9,224,345
Quanta Services, Inc. (b)	247,483	17,823,726

		27,048,071

Construction Materials—0.6%
Vulcan Materials Co.	60,136	8,918,770

Containers & Packaging—1.8%
Ball Corp.	271,533	25,301,445

Diversified Consumer Services—1.1%
Bright Horizons Family Solutions, Inc. (a) (b)	92,564	16,012,646

Electrical Equipment—0.8%
Rockwell Automation, Inc.	47,667	11,955,360

Electronic Equipment, Instruments & Components—1.0%
Amphenol Corp. - Class A	108,843	14,233,399

Entertainment—2.8%
Electronic Arts, Inc.	74,213	10,656,987
Live Nation Entertainment, Inc. (a) (b)	168,056	12,348,755
Roku, Inc. (a)	48,599	16,135,840

		39,141,582

Equity Real Estate Investment Trusts—0.8%
SBA Communications Corp.	39,870	11,248,523

Health Care Equipment & Supplies—9.2%
Alcon, Inc. (a) (b)	130,541	8,613,095
Align Technology, Inc. (a)	21,410	11,441,076
Cooper Cos., Inc. (The)	17,653	6,413,688
DexCom, Inc. (a)	36,572	13,521,400
Edwards Lifesciences Corp. (a)	65,797	6,002,660
Hologic, Inc. (a)	107,612	7,837,382
IDEXX Laboratories, Inc. (a)	41,393	20,691,119
Insulet Corp. (a) (b)	76,845	19,643,887
ResMed, Inc.	43,258	9,194,921
STERIS plc	64,381	12,202,775
Teleflex, Inc.	34,579	14,231,679

		129,793,682

Health Care Providers & Services—0.5%
Humana, Inc. (b)	17,179	7,048,028

Health Care Technology—0.8%
Veeva Systems, Inc. - Class A (a)	41,029	11,170,145

Hotels, Restaurants & Leisure—5.5%
Caesars Entertainment, Inc. (a) (b)	733,930	54,508,981
Chipotle Mexican Grill, Inc. (a)	8,621	11,954,827
Planet Fitness, Inc. - Class A (a)	150,117	11,653,583

		78,117,391

Insurance—1.5%
Aon plc - Class A (b)	97,678	20,636,431

Interactive Media & Services—3.4%
IAC/InterActiveCorp. (a)	140,471	26,598,184
Twitter, Inc. (a)	406,800	22,028,220

		48,626,404

IT Services—11.2%
Booz Allen Hamilton Holding Corp. (b)	84,831	7,395,567
Genpact, Ltd.	171,864	7,108,295
Global Payments, Inc.	125,521	27,039,734
Leidos Holdings, Inc.	130,804	13,750,116
MongoDB, Inc. (a) (b)	55,300	19,854,912
Okta, Inc. (a)	88,900	22,603,714
Square, Inc. - Class A (a) (b)	279,251	60,776,188

		158,528,526

Leisure Products—2.4%
Mattel, Inc. (a) (b)	1,906,702	33,271,950

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—0.9%
Agilent Technologies, Inc. (b)	71,260	$8,443,597
Illumina, Inc. (a)	13,181	4,876,970

		13,320,567

Multiline Retail—0.7%
Dollar General Corp.	49,286	10,364,846

Pharmaceuticals—0.6%
Horizon Therapeutics plc (a)	109,570	8,015,045

Road & Rail—1.0%
Knight-Swift Transportation Holdings, Inc. (b)	326,045	13,635,202

Semiconductors & Semiconductor Equipment—8.2%
Advanced Micro Devices, Inc. (a)	289,991	26,595,075
Cree, Inc. (a) (b)	130,599	13,830,434
KLA Corp.	42,443	10,988,917
Lam Research Corp.	52,661	24,870,211
Marvell Technology Group, Ltd.	285,660	13,580,276
Microchip Technology, Inc.	183,858	25,392,628

		115,257,541

Software—15.0%
Atlassian Corp. plc - Class A (a)	35,672	8,342,611
Autodesk, Inc. (a)	38,751	11,832,230
Coupa Software, Inc. (a) (b)	73,011	24,744,158
Dynatrace, Inc. (a)	195,512	8,459,804
Five9, Inc. (a)	103,802	18,103,069
Nuance Communications, Inc. (a) (b)	426,308	18,795,920
Palo Alto Networks, Inc. (a)	50,462	17,933,690
Paycom Software, Inc. (a)	72,958	32,995,256
RingCentral, Inc. - Class A (a) (b)	72,055	27,306,683
Splunk, Inc. (a)	194,546	33,051,420
Workday, Inc. - Class A (a)	46,579	11,160,794

		212,725,635

Specialty Retail—6.4%
Advance Auto Parts, Inc.	76,524	12,053,295
Burlington Stores, Inc. (a)	63,872	16,705,722
Carvana Co. (a) (b)	41,706	9,990,255
Floor & Decor Holdings, Inc. - Class A (a) (b)	182,153	16,912,906
O’Reilly Automotive, Inc. (a)	27,809	12,585,519
Ross Stores, Inc.	177,366	21,782,319

		90,030,016

Textiles, Apparel & Luxury Goods—1.6%
lululemon athletica, Inc. (a)	65,033	22,633,435

Total Common Stocks (Cost $948,332,752)		1,389,798,979

Short-Term Investment—1.6%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $21,907,397; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $22,345,600.	21,907,397	$21,907,397

Total Short-Term Investments (Cost $21,907,397)		21,907,397

Securities Lending Reinvestments (c)—8.3%

Certificates of Deposit—3.5%
Banco del Estado de Chile 0.250%, 01/04/21	1,000,000	1,000,010
Bank of Montreal (Chicago) 0.220%, 3M LIBOR - (0.010)%, 06/09/21 (d)	2,000,000	1,999,644
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (d)	2,000,000	2,000,242
Credit Industriel et Commercial 0.250%, 06/11/21	6,000,000	5,999,190
Goldman Sachs Bank USA 0.291%, SOFR + 0.200%, 02/22/21 (d)	1,500,000	1,499,448
0.301%, SOFR + 0.210%, 02/22/21 (d)	1,500,000	1,499,448
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/25/21	1,998,239	1,999,780
MUFG Bank Ltd. Zero Coupon, 02/22/21	2,998,043	2,999,070
Nordea Bank New York 0.313%, 3M LIBOR + 0.100%, 05/21/21 (d)	2,000,000	2,000,536
Royal Bank of Canada New York 0.270%, FEDEFF PRV + 0.180%, 02/12/21 (d)	2,000,000	2,000,238
0.274%, 3M LIBOR + 0.040%, 10/05/21 (d)	2,000,000	1,999,740
Skandinaviska Enskilda Banken AB 0.210%, 03/15/21	4,000,000	3,999,752
Sumitomo Mitsui Banking Corp. 0.252%, 3M LIBOR + 0.030%, 02/17/21 (d)	3,000,000	2,999,973
0.270%, 05/04/21	5,000,000	5,000,000
Sumitomo Mitsui Trust Bank London Zero Coupon, 05/13/21	4,992,470	4,995,000
Svenska Handelsbanken AB 0.249%, 3M LIBOR + 0.020%, 09/17/21 (d)	2,000,000	1,999,590
0.301%, 3M LIBOR + 0.070%, 11/19/21 (d)	1,000,000	999,990
Toronto-Dominion Bank 0.284%, 3M LIBOR + 0.070%, 02/16/21 (d)	2,000,000	2,000,100
0.300%, 3M LIBOR + 0.070%, 10/08/21 (d)	3,000,000	3,000,060

		49,991,811

Commercial Paper—1.1%
Antalis S.A. 0.210%, 01/04/21	2,998,443	2,999,943
Bedford Row Funding Corp. 0.302%, 3M LIBOR + 0.080%, 10/21/21 (d)	2,000,000	2,000,034
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (d)	8,000,000	8,001,544

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Versailles Commercial Paper LLC 0.230%, 03/24/21	2,996,799	$2,997,969

		15,999,490

Repurchase Agreements—3.4%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $2,580,072; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $2,865,216.	2,580,000	2,580,000
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $5,002,044; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $5,556,630.	5,000,000	5,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $7,372,734; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $7,520,148.	7,372,693	7,372,693
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $11,004,599; collateralized by various Common Stock with an aggregate market value of $12,100,000.	11,000,000	11,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $800,011; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $816,000.	800,000	800,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $400,009; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $408,000.	400,000	400,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $400,004; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $408,164.	400,000	400,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $6,000,140; collateralized by various Common Stock with an aggregate market value of $6,666,744.	6,000,000	6,000,000
Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,000,044; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $2,218,793.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $2,200,105; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $2,440,672.	2,200,000	2,200,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $1,000,051; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $1,109,222.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $6,000,120; collateralized by various Common Stock with an aggregate market value of $6,667,799.	6,000,000	6,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,500,056; collateralized by various Common Stock with an aggregate market value of $2,778,249.	2,500,000	2,500,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $700,030; collateralized by various Common Stock with an aggregate market value of $777,910.	700,000	700,000

		47,952,693

Mutual Funds—0.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (e)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	2,000,000	2,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $117,944,489)		117,943,994

Total Investments—108.2% (Cost $1,088,184,638)		1,529,650,370
Other assets and liabilities (net)—(8.2)%		(115,896,269)

Net Assets—100.0%		$1,413,754,101

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $114,615,269 and the collateral received consisted of cash in the amount of $117,936,687. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,389,798,979	$—	$—	$1,389,798,979
Total Short-Term Investment*	—	21,907,397	—	21,907,397
Securities Lending Reinvestments
Certificates of Deposit	—	49,991,811	—	49,991,811
Commercial Paper	—	15,999,490	—	15,999,490
Repurchase Agreements	—	47,952,693	—	47,952,693
Mutual Funds	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	113,943,994	—	117,943,994
Total Investments	$1,393,798,979	$135,851,391	$—	$1,529,650,370

Collateral for Securities Loaned (Liability)	$—	$(117,936,687)	$—	$(117,936,687)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,529,650,370
Receivable for:
Investments sold	8,733,670
Fund shares sold	3,053
Dividends	234,488
Prepaid expenses	3,894

Total Assets	1,538,625,475
Liabilities
Collateral for securities loaned	117,936,687
Payables for:
Investments purchased	5,023,456
Fund shares redeemed	767,982
Accrued Expenses:
Management fees	812,949
Distribution and service fees	49,276
Deferred trustees’ fees	187,416
Other expenses	93,608

Total Liabilities	124,871,374

Net Assets	$1,413,754,101

Net Assets Consist of:
Paid in surplus	$779,169,973
Distributable earnings (Accumulated losses)	634,584,128

Net Assets	$1,413,754,101

Net Assets
Class A	$1,114,006,731
Class B	188,518,365
Class D	99,804,924
Class E	11,424,081
Capital Shares Outstanding*
Class A	25,304,518
Class B	4,998,337
Class D	2,340,789
Class E	270,415
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$44.02
Class B	37.72
Class D	42.64
Class E	42.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,088,184,638.
(b)	Includes securities loaned at value of $114,615,269.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$6,717,586
Interest	7,132
Securities lending income	651,391

Total investment income	7,376,109
Expenses
Management fees	8,483,877
Administration fees	55,400
Custodian and accounting fees	87,122
Distribution and service fees—Class B	400,317
Distribution and service fees—Class D	83,233
Distribution and service fees—Class E	14,459
Audit and tax services	44,887
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	145,854
Insurance	8,500
Miscellaneous	14,383

Total expenses	9,438,002
Less management fee waiver	(254,939)
Less broker commission recapture	(89,338)

Net expenses	9,093,725

Net Investment Loss	(1,717,616)

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	193,780,339
Foreign currency transactions	(20)

Net realized gain	193,780,319

Net change in unrealized appreciation on investments	158,426,733

Net realized and unrealized gain	352,207,052

Net Increase in Net Assets From Operations	$350,489,436

(a)	Net of foreign withholding taxes of $20,076.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,717,616)	$(770,117)
Net realized gain	193,780,319	132,537,803
Net change in unrealized appreciation	158,426,733	194,617,631

Increase in net assets from operations	350,489,436	326,385,317

From Distributions to Shareholders
Class A	(102,347,531)	(117,619,780)
Class B	(20,193,651)	(23,262,664)
Class D	(9,210,470)	(11,085,496)
Class E	(1,084,382)	(1,262,028)

Total distributions	(132,836,034)	(153,229,968)

Increase (decrease) in net assets from capital share transactions	(19,817,558)	16,357,704

Total increase in net assets	197,835,844	189,513,053

Net Assets
Beginning of period	1,215,918,257	1,026,405,204

End of period	$1,413,754,101	$1,215,918,257

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	212,974	$6,980,696	120,236	$4,338,786
Reinvestments	3,109,922	102,347,531	3,403,350	117,619,780
Redemptions	(3,370,737)	(124,941,966)	(2,796,821)	(102,793,535)

Net increase (decrease)	(47,841)	$(15,613,739)	726,765	$19,165,031

Class B
Sales	427,377	$13,182,106	277,800	$9,010,757
Reinvestments	715,326	20,193,651	768,252	23,262,664
Redemptions	(1,134,466)	(36,500,905)	(1,056,726)	(34,523,751)

Net increase (decrease)	8,237	$(3,125,148)	(10,674)	$(2,250,330)

Class D
Sales	76,439	$2,677,165	91,889	$3,347,094
Reinvestments	288,820	9,210,470	329,533	11,085,496
Redemptions	(357,770)	(12,690,357)	(429,280)	(15,389,230)

Net increase (decrease)	7,489	$(802,722)	(7,858)	$(956,640)

Class E
Sales	23,803	$834,980	12,627	$452,401
Reinvestments	34,305	1,084,382	37,797	1,262,028
Redemptions	(62,942)	(2,195,311)	(36,987)	(1,314,786)

Net increase (decrease)	(4,834)	$(275,949)	13,437	$399,643

Increase (decrease) derived from capital shares transactions		$(19,817,558)		$16,357,704

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$37.70	$32.45	$38.43	$31.41	$33.70

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)	(0.01)	(0.03)	(0.02)	(0.00	)(b)(c)
Net realized and unrealized gain (loss)	10.57	10.30	(1.60)	7.88	1.63

Total income (loss) from investment operations	10.53	10.29	(1.63)	7.86	1.63

Less Distributions
Distributions from net realized capital gains	(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Total distributions	(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Net Asset Value, End of Period	$44.02	$37.70	$32.45	$38.43	$31.41

Total Return (%) (d)	31.70	33.13	(5.64)	25.26	5.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (e)	0.73	0.73	0.73	0.73	0.73
Ratio of net investment loss to average net assets (%)	(0.10)	(0.02)	(0.08)	(0.06)	(0.00	)(b)(f)
Portfolio turnover rate (%)	64	60	44	31	40
Net assets, end of period (in millions)	$1,114.0	$955.7	$799.0	$949.7	$863.5

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$32.99	$28.97	$34.83	$28.61	$31.11

Income (Loss) from Investment Operations
Net investment loss (a)	(0.11)	(0.09)	(0.11)	(0.10)	(0.07	)(b)
Net realized and unrealized gain (loss)	9.05	9.15	(1.40)	7.16	1.49

Total income (loss) from investment operations	8.94	9.06	(1.51)	7.06	1.42

Less Distributions
Distributions from net realized capital gains	(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Total distributions	(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Net Asset Value, End of Period	$37.72	$32.99	$28.97	$34.83	$28.61

Total Return (%) (d)	31.38	32.84	(5.90)	24.93	5.16

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.00	1.00	1.00	1.00
Net ratio of expenses to average net assets (%) (e)	0.98	0.98	0.98	0.98	0.98
Ratio of net investment loss to average net assets (%)	(0.35)	(0.27)	(0.33)	(0.31)	(0.25	)(b)
Portfolio turnover rate (%)	64	60	44	31	40
Net assets, end of period (in millions)	$188.5	$164.6	$144.9	$181.9	$167.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$36.68	$31.71	$37.69	$30.85	$33.20

Income (Loss) from Investment Operations
Net investment loss (a)	(0.07)	(0.04)	(0.06)	(0.06)	(0.03	)(b)
Net realized and unrealized gain (loss)	10.24	10.05	(1.57)	7.74	1.60

Total income (loss) from investment operations	10.17	10.01	(1.63)	7.68	1.57

Less Distributions
Distributions from net realized capital gains	(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Total distributions	(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Net Asset Value, End of Period	$42.64	$36.68	$31.71	$37.69	$30.85

Total Return (%) (d)	31.59	33.01	(5.76)	25.14	5.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (e)	0.83	0.83	0.83	0.83	0.83
Ratio of net investment loss to average net assets (%)	(0.20)	(0.12)	(0.18)	(0.16)	(0.10	)(b)
Portfolio turnover rate (%)	64	60	44	31	40
Net assets, end of period (in millions)	$99.8	$85.6	$74.2	$89.6	$82.3

	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$36.40	$31.52	$37.50	$30.71	$33.08

Income (Loss) from Investment Operations
Net investment loss (a)	(0.09)	(0.06)	(0.08)	(0.07)	(0.05	)(b)
Net realized and unrealized gain (loss)	10.15	9.98	(1.55)	7.70	1.60

Total income (loss) from investment operations	10.06	9.92	(1.63)	7.63	1.55

Less Distributions
Distributions from net realized capital gains	(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Total distributions	(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Net Asset Value, End of Period	$42.25	$36.40	$31.52	$37.50	$30.71

Total Return (%) (d)	31.53	32.92	(5.79)	25.09	5.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.90	0.90	0.90	0.90
Net ratio of expenses to average net assets (%) (e)	0.88	0.88	0.88	0.88	0.88
Ratio of net investment loss to average net assets (%)	(0.25)	(0.17)	(0.23)	(0.21)	(0.15	)(b)
Portfolio turnover rate (%)	64	60	44	31	40
Net assets, end of period (in millions)	$11.4	$10.0	$8.3	$10.4	$9.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to net operating losses and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-14

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $21,907,397. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $47,952,693. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

BHFTII-16

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$753,730,603	$0	$917,276,973

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average daily net assets
$8,483,877	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	Over $1 billion and less than $1.15 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of

BHFTII-17

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,090,606,601

Gross unrealized appreciation	440,691,562
Gross unrealized depreciation	(1,647,793)

Net unrealized appreciation (depreciation)	$439,043,769

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$—	$5,968,761	$132,836,034	$147,261,207	$132,836,034	$153,229,968

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$195,727,775	$439,043,769	$—	$634,771,544

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Frontier Mid Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Frontier Mid Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Frontier Mid Cap Growth Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-21

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-22

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-23

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Frontier Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Frontier Capital Management Company, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Jennison Growth Portfolio returned 56.80%, 56.37%, and 56.60%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 38.49%.

MARKET ENVIRONMENT / CONDITIONS

Markets were extremely volatile in 2020, unsettled by U.S.-China trade discord and the coronavirus (“COVID-19”) pandemic. Stocks peaked at new highs in early 2020, then dropped dramatically as the viral outbreak spread around the globe, disrupting markets, economies, and life everywhere. The realities of the pandemic dictated daily conduct for individuals, businesses, and governments around the world. Shelter-in-place and work-from-home became standard. Markets rebounded rapidly in later months, but the pandemic’s economic damage continued to accumulate. The effects of fiscal stimulus blunted the pandemic’s effect on employment and spending. Comprehensive monetary policy initiatives to bolster liquidity and stabilize asset prices contributed to record-low interest rates.

In the second half of the year, the sectors and companies that appeared best positioned to benefit from the realities created by the pandemic recorded new highs. Many of these companies were already advantaged by secular trends that accelerated with work-from-home and digital-transformation imperatives. The speedy adoption of communication mediums such as videoconferencing proved effective at replacing formerly in-person interactions, driving faster revenue recovery for many companies.

News in November of the successful clinical trials of two vaccines to inoculate against COVID-19, and their subsequent approval for use by the U.S. Food and Drug Administration and other global health regulators, marked a watershed in the fight against the pandemic. The development sparked a further, broader rally in equities, notably benefitting shares of companies most exposed to the negative economic effects of the virus.

The economy continued to recover, but the pace of improvement in consumer spending, confidence, and employment moderated as extended negotiations over the size and scope of further fiscal stimulus remained unresolved. The Federal Reserve continued to signal sustained policy accommodation. However, investors pushed yields on longer-dated Treasury securities modestly higher, in anticipation of broader economic recovery ahead. Housing activity built on its gains, aided by low interest rates and demand for suburban accommodation in response to COVID-19. Brexit (the U.K. proposal to leave the European Union) negotiations between the U.K. and European Union were largely concluded by the end of December, laying the foundation for new flexibility but also uncertainty about future cooperation and trade between the parties.

Every sector in the Russell 1000 Growth Index except Energy rose in 2020, but only Consumer Discretionary and Information Technology outperformed the overall benchmark. Health Care, Industrials, and Consumer Staples were among the lagging sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 1000 Growth Index over the one-year period ended December 31, 2020. Consumer discretionary positions were strong positive contributors to Portfolio performance. Tesla posted impressive financial results made possible by solid production, increased capacity, and strong execution. In our view, the company’s technology, scale, and low-cost advantage make it not only the breakaway leader in the electric-vehicle market but also position it to disrupt the overall automotive industry. Consumer businesses that have migrated to digital direct-to-consumer business models were notably strong performers. Amazon has operated in this mode for years, and its relevance and dominance became even more apparent. Amazon continues to benefit from economies of scale and its platform-based business model. The Amazon Web Services (AWS) business is a significant additional driver of revenue and profit.

In Information Technology, digital payments processors were strong performers. Adyen has developed a single, dynamic, reliable, and secure payment platform that supports omni-channel commerce with end-to-end gateway, risk management, and processing services. PayPal, the largest ecommerce payments enabler in the U.S. and many developing countries, is deepening and extending its services to global consumer and business clients. The importance of digital commerce in times of restricted personal mobility is also benefitting Shopify, which provides cloud-based, easy-to-use infrastructure tools to enable omni-channel ecommerce capability.

With millions of people around the world working from home, the advantage of housing mission-critical software applications and services on the cloud became clear. In addition to a strong and stable enterprise business, Microsoft has a differentiated hybrid cloud strategy that is leading to an increase in its share of technology capital spending. Its Azure cloud business hosts Microsoft software as well as hundreds of cloud-native applications that Microsoft customers or third parties create. Twilio’s cloud communications platform enables software developers to build, scale, and operate communications functions such as phone calls, text messages, video, and email within their mobile applications through Twilio’s web-service application programming interfaces. We believe Twilio’s cloud capabilities in messaging, voice, and video, position the company to benefit significantly as businesses across industries scramble to retool their communications for an environment of social-distancing and restricted mobility. Adobe offers content creation and digital marketing applications and services that are transforming businesses operations.

BHFTII-1

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

The increased demand for cloud storage has led to robust data center spending by chipmaker Nvidia’s largest customers. We believe Nvidia’s acquisition of Mellanox could enhance its functionality and potentially lead to further share gains in the data center space.

With its huge installed base, Apple has been benefiting from rapid growth in service business subscriptions, a key source of recurring revenue. In our view, the current iPhone 12 5G product cycle should provide robust revenue and profit growth as it scales over the next couple of years.

In Communication Services, Netflix continues to enhance its long-term competitive position with the industry’s largest commitment of investment dollars in exclusive and original content. Given its still-low global penetration and the accelerating shift from linear TV, we believe Netflix still has significant room for growth.

Industrials holdings advanced but lagged the benchmark sector. The longer-than-anticipated 737 Max 8 jet recertification process weighed on Boeing, as did pandemic-related restrictions on air travel that compromised the financial health of airlines. Exposure to the airline industry also affected Airbus and Safran, which derives most of its revenue by aircraft engine production. Positions in all three companies were eliminated.

The position in Adidas was eliminated based on the company’s softer-than-expected gross margin, COVID-19-related sporting event cancellations, and an anticipated back-up in wholesale inventories.

The position in FleetCor, which provides specific-purpose charge cards and payment-processing services for commercial and government trucking fleets, was eliminated based on the overhang from regulatory litigation related to the company’s marketing and fee practices, as well as on exposure to oil prices.

The Portfolio is constructed through individual stock selection, based on individual company fundamentals. Sector allocation over the course of 2020 was largely stable, with weights in Communication Services, Consumer Discretionary, and Information Technology increasing modestly, and allocations to Health Care and Industrials decreasing. As of December 31, 2020, and relative to the Russell 1000 Growth Index, the Portfolio was overweight Consumer Discretionary and Communication Services, and underweight Health Care.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Blair Boyer

Natasha Kuhlkin

Rebecca Irwin

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	56.80	23.52	18.67
Class B	56.37	23.20	18.37
Class E	56.60	23.32	18.49
Russell 1000 Growth Index	38.49	20.99	17.21

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Amazon.com, Inc.	7.2
Tesla, Inc.	6.9
Apple, Inc.	6.2
Microsoft Corp.	5.0
Facebook, Inc. - Class A	3.6
Netflix, Inc.	3.6
Shopify, Inc. - Class A	3.1
NVIDIA Corp.	2.9
Visa, Inc. - A Shares	2.9
Adobe, Inc.	2.7

Top Sectors

% of Net Assets
Information Technology	44.1
Consumer Discretionary	25.5
Communication Services	15.8
Health Care	6.3
Industrials	3.4
Consumer Staples	3.2
Financials	1.0

BHFTII-3

Brighthouse Funds Trust II

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.53%	$1,000.00	$1,301.30	$3.07
	Hypothetical*	0.53%	$1,000.00	$1,022.47	$2.69

Class B (a)	Actual	0.78%	$1,000.00	$1,299.40	$4.51
	Hypothetical*	0.78%	$1,000.00	$1,021.22	$3.96

Class E (a)	Actual	0.68%	$1,000.00	$1,300.10	$3.93
	Hypothetical*	0.68%	$1,000.00	$1,021.72	$3.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—99.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Safran S.A. (a)	231,308	$32,804,204

Automobiles—6.9%
Tesla, Inc. (a) (b)	332,522	234,650,800

Biotechnology—1.3%
Sarepta Therapeutics, Inc. (a) (b)	66,081	11,266,150
Vertex Pharmaceuticals, Inc. (a)	133,384	31,523,974

		42,790,124

Capital Markets—1.0%
S&P Global, Inc.	102,356	33,647,488

Entertainment—5.2%
Netflix, Inc. (a)	224,203	121,233,288
Spotify Technology S.A. (a)	178,645	56,212,436

		177,445,724

Food & Staples Retailing—1.6%
Costco Wholesale Corp.	147,469	55,563,370

Health Care Equipment & Supplies—3.8%
Danaher Corp.	161,801	35,942,474
DexCom, Inc. (a) (b)	72,184	26,687,869
Edwards Lifesciences Corp. (a)	378,557	34,535,755
Intuitive Surgical, Inc. (a)	39,219	32,085,064

		129,251,162

Health Care Providers & Services—0.3%
Humana, Inc. (b)	22,263	9,133,841

Hotels, Restaurants & Leisure—1.5%
Airbnb, Inc. - Class A (a) (b)	15,873	2,330,157
Chipotle Mexican Grill, Inc. (a)	34,116	47,308,998

		49,639,155

Interactive Media & Services—10.6%
Alphabet, Inc. - Class A (a)	33,197	58,182,390
Alphabet, Inc. - Class C (a)	33,065	57,925,912
Facebook, Inc. - Class A (a)	450,221	122,982,368
Match Group, Inc. (a)	525,031	79,379,437
Tencent Holdings, Ltd.	545,171	39,834,133

		358,304,240

Internet & Direct Marketing Retail—7.7%
Amazon.com, Inc. (a)	74,730	243,390,379
Farfetch, Ltd. - Class A (a)	262,655	16,760,015

		260,150,394

IT Services—16.2%
Adyen NV (a)	28,238	65,707,236
MasterCard, Inc. - Class A	185,359	66,162,041
PayPal Holdings, Inc. (a)	389,873	91,308,257
Shopify, Inc. - Class A (a)	91,787	103,898,295
Snowflake, Inc. - Class A (a) (b)	71,456	20,107,718

IT Services—(Continued)
Square, Inc. - Class A (a)	203,978	44,393,772
Twilio, Inc. - Class A (a)	175,858	59,527,933
Visa, Inc. - A Shares	442,910	96,877,704

		547,982,956

Leisure Products—0.7%
Peloton Interactive, Inc. - Class A (a) (b)	146,731	22,262,027

Multiline Retail—0.1%
Target Corp.	27,387	4,834,627

Personal Products—1.5%
Estee Lauder Cos., Inc. (The) - Class A	191,831	51,063,494

Pharmaceuticals—0.9%
AstraZeneca plc (ADR) (b)	613,508	30,669,265

Road & Rail—2.5%
Uber Technologies, Inc. (a)	1,003,961	51,202,011
Union Pacific Corp.	152,172	31,685,254

		82,887,265

Semiconductors & Semiconductor Equipment—2.9%
NVIDIA Corp.	189,577	98,997,109

Software—18.8%
Adobe, Inc. (a)	185,221	92,632,726
Atlassian Corp. plc - Class A (a)	133,416	31,202,000
Coupa Software, Inc. (a)	92,103	31,214,628
Crowdstrike Holdings, Inc. - Class A (a) (b)	252,919	53,573,302
Microsoft Corp.	755,343	168,003,390
RingCentral, Inc. - Class A (a) (b)	52,246	19,799,667
Salesforce.com, Inc. (a)	299,936	66,744,758
ServiceNow, Inc. (a)	80,356	44,230,353
Splunk, Inc. (a)	163,755	27,820,337
Trade Desk, Inc. (The) - Class A (a) (b)	43,693	34,998,093
Workday, Inc. - Class A (a)	226,898	54,367,030
Zoom Video Communications, Inc. - Class A (a)	28,922	9,755,969

		634,342,253

Specialty Retail—2.4%
Carvana Co. (a) (b)	64,134	15,362,658
Home Depot, Inc. (The)	120,037	31,884,228
TJX Cos., Inc. (The)	502,816	34,337,305

		81,584,191

Technology Hardware, Storage & Peripherals—6.2%
Apple, Inc.	1,589,223	210,874,000

Textiles, Apparel & Luxury Goods—6.2%
Kering S.A.	66,954	48,675,403
lululemon athletica, Inc. (a)	178,303	62,054,793
LVMH Moet Hennessy Louis Vuitton SE	64,938	40,575,256

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
NIKE, Inc. - Class B	417,551	$59,070,940

		210,376,392

Total Common Stocks (Cost $1,530,304,242)		3,359,254,081

Short-Term Investment—1.0%

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $33,010,439; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $33,670,700.	33,010,439	33,010,439

Total Short-Term Investments (Cost $33,010,439)		33,010,439

Securities Lending Reinvestments (c)—8.8%

Certificates of Deposit—1.9%
Banco del Estado de Chile
0.250%, 01/04/21	4,000,000	4,000,040
Bank of Montreal (Chicago)
0.220%, 3M LIBOR - 0.010%, 06/09/21 (d)	2,000,000	1,999,644
Canadian Imperial Bank of Commerce
0.250%, FEDEFF PRV + 0.160%, 02/26/21 (d)	5,000,000	5,000,635
DNB Bank ASA
0.313%, 3M LIBOR + 0.080%, 05/28/21 (d)	2,000,000	2,000,766
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (d)	1,500,000	1,499,448
0.301%, SOFR + 0.210%, 02/22/21 (d)	1,500,000	1,499,448
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 01/25/21	4,995,598	4,999,450
MUFG Bank Ltd.
Zero Coupon, 02/22/21	4,996,738	4,998,450
Nordea Bank New York
0.313%, 3M LIBOR + 0.100%, 05/21/21 (d)	2,000,000	2,000,536
Rabobank International London
0.359%, 1M LIBOR + 0.210%, 01/08/21 (d)	2,500,000	2,500,500
Royal Bank of Canada New York
0.270%, FEDEFF PRV + 0.180%, 02/12/21 (d)	2,000,000	2,000,238
0.274%, 3M LIBOR + 0.040%, 10/05/21 (d)	3,000,000	2,999,610
Skandinaviska Enskilda Banken AB
0.210%, 03/15/21	3,000,000	2,999,814
0.250%, 05/17/21	4,000,000	3,999,696
Sumitomo Mitsui Banking Corp.
0.270%, 05/04/21	5,000,000	5,000,000
Sumitomo Mitsui Trust Bank London
Zero Coupon, 05/13/21	11,981,927	11,988,000
Svenska Handelsbanken AB
0.249%, 3M LIBOR + 0.020%, 09/17/21 (d)	2,000,000	1,999,590
0.301%, 3M LIBOR + 0.070%, 11/19/21 (d)	2,000,000	1,999,980

		63,485,845

Commercial Paper—0.7%
Antalis S.A.
0.210%, 01/04/21	3,997,923	3,999,924
Societe Generale
0.280%, 06/07/21	2,995,637	2,996,829
UBS AG
0.415%, 1M LIBOR + 0.270%, 02/26/21 (d)	10,000,000	10,001,930
Versailles Commercial Paper LLC
0.230%, 03/24/21	3,995,732	3,997,292
0.230%, 03/31/21	3,995,477	3,996,584

		24,992,559

Repurchase Agreements—5.2%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $19,604,753; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $21,771,427.	19,604,208	19,604,208
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $13,888,104; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $14,165,788.	13,888,027	13,888,027
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,500,000.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $19,007,943; collateralized by various Common Stock with an aggregate market value of $20,900,000.	19,000,000	19,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $5,300,071; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $5,406,002.	5,300,000	5,300,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $3,000,067; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $3,060,001.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $2,417,390; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $2,685,992.	2,417,301	2,417,301

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $2,700,030; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $2,755,110.	2,700,000	$2,700,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $25,000,583; collateralized by various Common Stock with an aggregate market value of $27,778,102.	25,000,000	25,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $40,000,889; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $44,375,857.	40,000,000	40,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $3,200,152; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $3,550,069.	3,200,000	3,200,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $3,500,177; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $3,882,278.	3,500,000	3,500,000
Royal Bank of Canada Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,555,611.	5,000,000	5,000,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $13,500,270; collateralized by various Common Stock with an aggregate market value of $15,002,547.	13,500,000	13,500,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $9,270,206; collateralized by various Common Stock with an aggregate market value of $10,301,749.	9,270,000	9,270,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $4,400,186; collateralized by various Common Stock with an aggregate market value of $4,889,719.	4,400,000	4,400,000

		174,779,536

Time Deposit—0.1%
Royal Bank of Canada
0.150%, 01/04/21	5,000,000	5,000,000

Mutual Funds—0.9%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (e)	20,000,000	20,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 0.020% (e)	10,000,000	10,000,000

		30,000,000

Total Securities Lending Reinvestments (Cost $298,256,387)		298,257,940

Total Investments—109.1% (Cost $1,861,571,068)		3,690,522,460
Other assets and liabilities (net)—(9.1)%		(309,035,980)

Net Assets—100.0%		$3,381,486,480

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $292,372,986 and the collateral received consisted of cash in the amount of $298,238,569. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$—	$32,804,204	$—	$32,804,204
Automobiles	234,650,800	—	—	234,650,800
Biotechnology	42,790,124	—	—	42,790,124
Capital Markets	33,647,488	—	—	33,647,488
Entertainment	177,445,724	—	—	177,445,724
Food & Staples Retailing	55,563,370	—	—	55,563,370
Health Care Equipment & Supplies	129,251,162	—	—	129,251,162
Health Care Providers & Services	9,133,841	—	—	9,133,841
Hotels, Restaurants & Leisure	49,639,155	—	—	49,639,155
Interactive Media & Services	318,470,107	39,834,133	—	358,304,240
Internet & Direct Marketing Retail	260,150,394	—	—	260,150,394
IT Services	482,275,720	65,707,236	—	547,982,956
Leisure Products	22,262,027	—	—	22,262,027
Multiline Retail	4,834,627	—	—	4,834,627
Personal Products	51,063,494	—	—	51,063,494
Pharmaceuticals	30,669,265	—	—	30,669,265
Road & Rail	82,887,265	—	—	82,887,265
Semiconductors & Semiconductor Equipment	98,997,109	—	—	98,997,109
Software	634,342,253	—	—	634,342,253
Specialty Retail	81,584,191	—	—	81,584,191
Technology Hardware, Storage & Peripherals	210,874,000	—	—	210,874,000
Textiles, Apparel & Luxury Goods	121,125,733	89,250,659	—	210,376,392
Total Common Stocks	3,131,657,849	227,596,232	—	3,359,254,081
Total Short-Term Investment*	—	33,010,439	—	33,010,439
Securities Lending Reinvestments
Certificates of Deposit	—	63,485,845	—	63,485,845
Commercial Paper	—	24,992,559	—	24,992,559
Repurchase Agreements	—	174,779,536	—	174,779,536
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	30,000,000	—	—	30,000,000
Total Securities Lending Reinvestments	30,000,000	268,257,940	—	298,257,940
Total Investments	$3,161,657,849	$528,864,611	$—	$3,690,522,460

Collateral for Securities Loaned (Liability)	$—	$(298,238,569)	$—	$(298,238,569)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$3,690,522,460
Receivable for:
Fund shares sold	377,199
Dividends	380,983
Prepaid expenses	9,847

Total Assets	3,691,290,489

Liabilities
Collateral for securities loaned	298,238,569
Payables for:
Investments purchased	7,733,928
Fund shares redeemed	1,770,755
Accrued Expenses:
Management fees	1,443,538
Distribution and service fees	259,015
Deferred trustees’ fees	208,526
Other expenses	149,678

Total Liabilities	309,804,009

Net Assets	$3,381,486,480

Net Assets Consist of:
Paid in surplus	$835,535,683
Distributable earnings (Accumulated losses)	2,545,950,797

Net Assets	$3,381,486,480

Net Assets
Class A	$2,134,328,441
Class B	1,226,600,996
Class E	20,557,043
Capital Shares Outstanding*
Class A	94,321,543
Class B	55,515,769
Class E	917,583
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.63
Class B	22.09
Class E	22.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,861,571,068.
(b)	Includes securities loaned at value of $292,372,986.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$13,845,249
Interest	4,192
Securities lending income	716,636

Total investment income	14,566,077
Expenses
Management fees	17,471,045
Administration fees	113,437
Custodian and accounting fees	164,800
Distribution and service fees—Class B	2,561,956
Distribution and service fees—Class E	24,894
Audit and tax services	44,887
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	141,300
Insurance	19,705
Miscellaneous	23,218

Total expenses	20,665,212
Less management fee waiver	(2,344,879)
Less broker commission recapture	(59,984)

Net expenses	18,260,349

Net Investment Loss	(3,694,272)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	718,746,571
Foreign currency transactions	(94,167)

Net realized gain	718,652,404

Net change in unrealized appreciation on:
Investments	632,890,545
Foreign currency transactions	15,628

Net change in unrealized appreciation	632,906,173

Net realized and unrealized gain	1,351,558,577

Net Increase in Net Assets From Operations	$1,347,864,305

(a)	Net of foreign withholding taxes of $176,376.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(3,694,272)	$4,527,055
Net realized gain	718,652,404	327,837,855
Net change in unrealized appreciation	632,906,173	420,365,397

Increase in net assets from operations	1,347,864,305	752,730,307

From Distributions to Shareholders
Class A	(212,633,581)	(271,532,403)
Class B	(114,849,903)	(133,770,624)
Class E	(1,810,665)	(2,118,834)

Total distributions	(329,294,149)	(407,421,861)

Increase (decrease) in net assets from capital share transactions	(437,698,747)	28,627,878

Total increase in net assets	580,871,409	373,936,324

Net Assets
Beginning of period	2,800,615,071	2,426,678,747

End of period	$3,381,486,480	$2,800,615,071

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	5,069,702	$92,410,368	2,612,146	$40,837,376
Reinvestments	12,801,540	212,633,581	18,843,331	271,532,403
Redemptions	(37,840,271)	(689,327,096)	(19,248,796)	(306,166,959)

Net increase (decrease)	(19,969,029)	$(384,283,147)	2,206,681	$6,202,820

Class B
Sales	6,929,764	$123,551,164	3,042,544	$46,693,277
Reinvestments	7,072,038	114,849,903	9,467,136	133,770,624
Redemptions	(16,165,100)	(292,139,602)	(10,198,513)	(158,378,491)

Net increase (decrease)	(2,163,298)	$(53,738,535)	2,311,167	$22,085,410

Class E
Sales	275,036	$5,025,166	123,375	$1,971,150
Reinvestments	110,004	1,810,665	148,170	2,118,834
Redemptions	(356,599)	(6,512,896)	(239,984)	(3,750,336)

Net increase	28,441	$322,935	31,561	$339,648

Increase (decrease) derived from capital shares transactions		$(437,698,747)		$28,627,878

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.32		$14.50	$16.85	$13.25	$15.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.04	0.07	0.06	0.05
Net realized and unrealized gain (loss)	8.49		4.38	0.35	4.71	(0.16)

Total income (loss) from investment operations	8.48		4.42	0.42	4.77	(0.11)

Less Distributions
Distributions from net investment income	(0.04)		(0.08)	(0.06)	(0.05)	(0.04)
Distributions from net realized capital gains	(2.13)		(2.52)	(2.71)	(1.12)	(1.90)

Total distributions	(2.17)		(2.60)	(2.77)	(1.17)	(1.94)

Net Asset Value, End of Period	$22.63		$16.32	$14.50	$16.85	$13.25

Total Return (%) (b)	56.80		32.83	0.35	37.32	0.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62		0.62	0.62	0.62	0.62
Net ratio of expenses to average net assets (%) (c)	0.54		0.54	0.54	0.54	0.55
Ratio of net investment income (loss) to average net assets (%)	(0.04)		0.25	0.44	0.36	0.35
Portfolio turnover rate (%)	34		25	26	35	25
Net assets, end of period (in millions)	$2,134.3		$1,864.7	$1,625.6	$1,986.1	$1,786.2

	Class B
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.98		$14.24	$16.59	$13.06	$15.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)		0.00 (d)	0.03	0.02	0.01
Net realized and unrealized gain (loss)	8.29		4.29	0.35	4.64	(0.16)

Total income (loss) from investment operations	8.24		4.29	0.38	4.66	(0.15)

Less Distributions
Distributions from net investment income	(0.00	)(e)	(0.03)	(0.02)	(0.01)	(0.00	)(e)
Distributions from net realized capital gains	(2.13)		(2.52)	(2.71)	(1.12)	(1.90)

Total distributions	(2.13)		(2.55)	(2.73)	(1.13)	(1.90)

Net Asset Value, End of Period	$22.09		$15.98	$14.24	$16.59	$13.06

Total Return (%) (b)	56.37		32.49	0.11	36.99	(0.13)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87		0.87	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (c)	0.79		0.79	0.79	0.79	0.80
Ratio of net investment income (loss) to average net assets (%)	(0.29)		0.00 (f)	0.19	0.11	0.10
Portfolio turnover rate (%)	34		25	26	35	25
Net assets, end of period (in millions)	$1,226.6		$921.5	$788.7	$887.0	$776.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.17	$14.39	$16.74	$13.17	$15.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	0.02	0.05	0.03	0.03
Net realized and unrealized gain (loss)	8.42	4.33	0.35	4.69	(0.16)

Total income (loss) from investment operations	8.38	4.35	0.40	4.72	(0.13)

Less Distributions
Distributions from net investment income	(0.02)	(0.05)	(0.04)	(0.03)	(0.02)
Distributions from net realized capital gains	(2.13)	(2.52)	(2.71)	(1.12)	(1.90)

Total distributions	(2.15)	(2.57)	(2.75)	(1.15)	(1.92)

Net Asset Value, End of Period	$22.40	$16.17	$14.39	$16.74	$13.17

Total Return (%) (b)	56.60	32.56	0.22	37.12	(0.01)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.77	0.77	0.77	0.77
Net ratio of expenses to average net assets (%) (c)	0.69	0.69	0.69	0.69	0.70
Ratio of net investment income (loss) to average net assets (%)	(0.19)	0.10	0.28	0.21	0.20
Portfolio turnover rate (%)	34	25	26	35	25
Net assets, end of period (in millions)	$20.6	$14.4	$12.3	$13.5	$10.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.
(e)	Distributions from net investment income were less than $0.01.
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-14

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $33,010,439. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $174,779,536. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

BHFTII-16

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$986,481,614	$0	$1,768,714,868

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average daily net assets
$17,471,045	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.100%	Of the first $200 million
0.050%	On the next $800 million
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of

BHFTII-17

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,863,394,316

Gross unrealized appreciation	1,839,893,321
Gross unrealized depreciation	(12,765,177)

Net unrealized appreciation (depreciation)	$1,827,128,144

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$4,126,813	$9,877,487	$325,167,336	$397,544,374	$329,294,149	$407,421,861

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$719,013,454	$1,827,145,867	$—	$2,546,159,321

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Jennison Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Jennison Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Jennison Growth Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-21

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-22

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-23

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Jennison Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Jennison Associates LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-, three- and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B and E shares of the Loomis Sayles Small Cap Core Portfolio returned 12.07%, 11.79%, and 11.90%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 19.96%.

MARKET ENVIRONMENT / CONDITIONS

Small cap stocks capped off a remarkable year with the highest returning quarter in the 40+ year history of the Russell 2000 Index (the “Index”). The continued rally off the coronavirus (“COVID-19”) pandemic driven market lows in March 2020 was fueled by notable progress on the COVID-19 vaccine front, anticipation of new fiscal stimulus measures, monetary accommodation leading to record low interest rates, and corporate earnings that in certain sectors have proven more resilient than earlier forecasts had suggested. For the year, the Index returned 20.0%, just slightly lagging the Russell 1000 Index return of 21.0% but outperforming the S&P 500 Index return of 18.4%. Small cap value was the market leading segment for the fourth quarter but lagged small cap growth stocks significantly over the last twelve months by exactly 30 percentage points (Russell 2000 Value Index return was 4.6% vs. Russell 2000 Growth Index return of 34.6%).

Until the extreme market rally in the final quarter of the year, which benefitted more economically sensitive stocks typically found in value indices, the market leadership had consistently resided with growth stocks since the end of 2016, with several factors contributing to what is now an unprecedented gap between the performance of growth and value stocks. These include the aging of the economic recovery since the financial crisis and stagnating earnings growth—making those stocks with favorable current and secular growth prospects more valuable in the eyes of investors. In addition, certain fast-growing technology, consumer, and media companies have carved out seemingly unassailable market dominance through intangible competitive advantages via economies of scale and network effect leverage. Finally, certain sectors which are typically overrepresented in traditional value benchmarks have experienced challenges, such as record low-interest rates negatively impacting the earnings of bank stocks and declining oil and gas prices severely impacting the business models of the energy sector. Many of these factors were highlighted further during the health and economic crisis stemming from the COVID-19 virus.

COVID-19 and its associated impact on the economy were strongly reflected in the domestic stock market, both in terms of value versus growth as discussed above, but also drove leading and lagging sectors for the year. Within the Index, Health Care was the best performing sector as several segments (e.g. life sciences, biotechnology and contract drug manufacturers) stood to benefit with the development and distribution of vaccines. Information Technology was the second best performer, led by software and semiconductors as investors projected that work from home and industrial automation trends would accelerate demand in those areas. Consumer Discretionary, after declining fairly substantially during the March sell-off, rebounded significantly as consumers invested into upgrading their cable and media capabilities within their homes, and many found themselves with ample cash balances which were spent on retail and other discretionary leisure goods. Suffering from declines in demand, or changes in the economics of their business, Energy stocks and Real Estate were the worst performing sectors in the index, followed by Financials, which were impacted by shrinking lending margins in the current low interest rate environment in addition to investor concerns regarding lending credit. The net effect was outsized return impacts from certain segments of the market which tend to have either little to no profitability (biotechnology), very high valuation levels (software) or low quality fundamental businesses (traditional retail stores).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Loomis Sayles Small Cap Core Portfolio underperformed the Index during the twelve months ended December 31, 2020.

From a sector and stock perspective, the Portfolio’s return was negatively impacted by lagging stock selection overall, indicative of a portfolio that is positioned out of sync with the overall drivers of the market’s return. Sector positioning, after accounting for a small allocation to cash used for transactional purposes, was slightly positive for the year. The Portfolio experienced very positive stock selection across both the Financials (mainly banks) and Health Care (exposure to COVID-19 test makers and contract drug manufacturers) sectors. However, underperformance across many of the remaining sectors created lagging stock selection metrics versus the Index, particularly in the Consumer Discretionary, Information Technology and Industrials sectors.

The Portfolio’s largest detractors include Viad Corp., ChampionX Corp. and Viper Energy Partners. Viad operates trade shows and corporate events and owns various travel and tourism properties in the U.S. and Canada. The negative impact from COVID-19 on large business gatherings and tourism placed a great strain on company finances and the stock was sold from the Portfolio. ChampionX (formerly Apergy Corp.) and Viper Energy are both energy companies, which was by far the worst performing sector in the Index during 2020, declining by 37% in a market that produced double digit gains. ChampionX provides oil field services and Viper Energy is a mineral rights company; both companies were negatively impacted by the simultaneous supply and demand shocks within the oil industry. Viper Energy was removed from the Portfolio during the period.

The largest contributors to performance on the individual security level were Quidel Corp., Five9, Inc., and Freshpet, Inc. Quidel is a manufacturer of medical diagnostic tests designed for use at the point of care at a physician’s office, clinic, hospital or clinical lab. Throughout 2020, the company received several emergency use authorizations from the FDA to provide point of care and clinical labs tests for COVID-19. Based on price strength the holding had been

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

reduced throughout the year to what is now a fairly small position. Five9, a provider of software to contact-centers reported a strong quarter of earnings and raised earnings guidance for the future. The company continues to execute well in light of secular growth trends driven by migrating contact-center solutions to the cloud, and the virtualization of workforces. Freshpet is a manufacturer and marketer of natural fresh pet food. The stock was a strong performer during the period, holding up well during the market sell-off during the first quarter and then outperforming in the ensuing rally. The company reported strong quarters over the course of the year with multiple drivers. Marketing spend was helping to drive new customers to their products, as well as increasing the wallet share of existing customers. Increased adoption of pets during the pandemic has also made for positive sentiment surrounding the stock.

During the period, we added new stocks with attractive investment potential and eliminated holdings where the valuation has exceeded our target levels or where fundamentals no longer fit our investment thesis. New positions include Liberty Broadband Corp., Vertiv Holdings, and Science Applications International. The Portfolio’s holding in GCI Liberty was merged into Liberty Broadband in a capital action near the end of 2020, creating a new position in the cable/internet communications company. Vertiv is a provider of critical infrastructure products and services such as back-up power and thermal management solutions to the data center industry. The business has been resilient during difficult economic periods and in our view, should benefit from changes in enterprise behavior favoring outsourcing, cloud computing, increased work from home, and adoption of new video solutions over time. Science Applications is a government IT services provider, serving both Civil and Defense related agencies. The company has recently successfully exited a period of elevated contract “recompete” risk, yet the stock has lagged both the market and close peers on concerns over the Federal Government budget and the outlook for Defense spending.

Positions eliminated during the period included: Viad Corp., Viper Energy Partners, and Essential Properties Realty Trust. Viad, an operator of trade shows and corporate events and an owner of various travel and tourism properties in the U.S. and Canada, was sold from the Portfolio due to a great strain on the company’s business and finances because of COVID-19. Viper Energy is a mineral rights company and operates in the energy industry. The energy sector was negatively impacted by the simultaneous supply and demand shocks within the oil industry and the position was removed from the Portfolio. Essential Properties is a Real Estate Investment Trust (“REIT”) focused on single-tenant properties leased to service-oriented and experience-based businesses which includes restaurants, car washes, entertainment, and fitness clubs. The holding was eliminated in order to consolidate the Portfolio’s REIT holdings into higher quality companies.

We manage the Portfolio in a bottom up fashion focusing on selecting stocks that fit our investment philosophy and process. The economic backdrop is a consideration in the analysis of each security’s investment potential, but we do not make portfolio or sector changes using a macro lens. Sector weight changes during the period ending December 31, 2020 reflected both our repositioning within the Portfolio as well as market impacts. As a result of individual stock selection, our weights in the Real Estate and Energy sectors were reduced while weights to the Health Care and Information Technology sectors increased.

At the end of 2020, the Portfolio continued to be positioned in the larger capitalization range of the small cap universe and focused on those companies featuring higher quality business models and balance sheets, with good earnings visibility and continued growth potential. Through the stock selection process, the Portfolio was broadly diversified across all economic sectors, with a relative overweight to the Information Technology and Industrial sectors while underweight to the Health Care, Real Estate, Consumer Discretionary and Materials sectors.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwatz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	12.07	11.45	11.07
Class B	11.79	11.17	10.79
Class E	11.90	11.28	10.90
Russell 2000 Index	19.96	13.25	11.20

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
frontdoor, Inc.	0.9
NextEra Energy Partners L.P.	0.9
Arcosa, Inc.	0.9
Liberty Broadband Corp. - Class C	0.8
Primo Water Corp.	0.8
Advanced Energy Industries, Inc.	0.8
McGrath RentCorp	0.8
Freshpet, Inc.	0.8
Triumph Bancorp, Inc.	0.8
Churchill Downs, Inc.	0.8

Top Sectors

% of Net Assets
Industrials	19.5
Information Technology	19.0
Financials	15.3
Health Care	15.1
Consumer Discretionary	11.6
Consumer Staples	3.7
Communication Services	3.4
Real Estate	3.4
Utilities	3.2
Materials	2.3

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.90%	$1,000.00	$1,320.20	$5.25
	Hypothetical*	0.90%	$1,000.00	$1,020.61	$4.57

Class B (a)	Actual	1.15%	$1,000.00	$1,318.60	$6.70
	Hypothetical*	1.15%	$1,000.00	$1,019.36	$5.84

Class E (a)	Actual	1.05%	$1,000.00	$1,319.20	$6.12
	Hypothetical*	1.05%	$1,000.00	$1,019.86	$5.33

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
Aerojet Rocketdyne Holdings, Inc. (a)	30,360	$1,604,526
Aerovironment, Inc. (a)	12,415	1,078,863
BWX Technologies, Inc.	18,009	1,085,583
Kratos Defense & Security Solutions, Inc. (a)	76,871	2,108,572
Mercury Systems, Inc. (a)	22,984	2,023,971

		7,901,515

Air Freight & Logistics—0.4%
Air Transport Services Group, Inc. (a) (b)	51,778	1,622,723

Auto Components—3.4%
Cooper Tire & Rubber Co.	60,863	2,464,952
Dana, Inc.	133,591	2,607,696
Dorman Products, Inc. (a)	13,586	1,179,537
Fox Factory Holding Corp. (a)	26,906	2,844,233
Gentherm, Inc. (a)	13,043	850,664
LCI Industries (b)	17,614	2,284,184
Patrick Industries, Inc.	22,441	1,533,842
Stoneridge, Inc. (a)	35,492	1,072,923

		14,838,031

Banks—8.6%
Ameris Bancorp	79,705	3,034,369
Atlantic Union Bankshares Corp.	85,210	2,806,817
BancorpSouth Bank	82,440	2,262,154
Bryn Mawr Bank Corp.	67,765	2,073,270
CVB Financial Corp.	99,048	1,931,436
Home BancShares, Inc.	129,552	2,523,673
OceanFirst Financial Corp.	107,537	2,003,414
Pinnacle Financial Partners, Inc. (b)	43,636	2,810,158
Popular, Inc.	60,065	3,382,861
Prosperity Bancshares, Inc.	39,142	2,714,889
South State Corp.	28,515	2,061,635
TCF Financial Corp.	70,354	2,604,505
Triumph Bancorp, Inc. (a)	70,598	3,427,533
Wintrust Financial Corp.	53,717	3,281,572

		36,918,286

Beverages—0.8%
Primo Water Corp.	228,889	3,588,980

Biotechnology—5.0%
Blueprint Medicines Corp. (a)	11,795	1,322,809
ChemoCentryx, Inc. (a)	18,614	1,152,579
Dicerna Pharmaceuticals, Inc. (a)	45,532	1,003,070
Emergent BioSolutions, Inc. (a)	22,179	1,987,238
Halozyme Therapeutics, Inc. (a) (b)	47,746	2,039,232
Insmed, Inc. (a)	26,331	876,559
Natera, Inc. (a)	23,999	2,388,381
PTC Therapeutics, Inc. (a)	19,163	1,169,518
Rocket Pharmaceuticals, Inc. (a) (b)	30,556	1,675,691
SpringWorks Therapeutics, Inc. (a) (b)	19,219	1,393,762
United Therapeutics Corp. (a)	14,821	2,249,680
Veracyte, Inc. (a)	35,379	1,731,448
Xencor, Inc. (a)	25,261	1,102,137

Biotechnology—(Continued)
Y-mAbs Therapeutics, Inc. (a) (b)	26,030	$1,288,745

		21,380,849

Building Products—3.3%
AAON, Inc. (b)	27,405	1,825,995
Advanced Drainage Systems, Inc.	29,090	2,431,342
American Woodmark Corp. (a)	20,797	1,951,799
Armstrong World Industries, Inc.	22,958	1,707,846
Quanex Building Products Corp.	39,607	878,087
Trex Co., Inc. (a)	24,796	2,075,921
UFP Industries, Inc.	58,751	3,263,618

		14,134,608

Capital Markets—2.5%
Assetmark Financial Holdings, Inc. (a)	48,719	1,179,000
Donnelley Financial Solutions, Inc. (a)	127,154	2,157,803
Focus Financial Partners, Inc. - Class A (a) (b)	31,833	1,384,736
Hamilton Lane, Inc. - Class A	18,296	1,428,003
PJT Partners, Inc. - Class A	24,387	1,835,122
Stifel Financial Corp.	59,505	3,002,622

		10,987,286

Chemicals—2.2%
Ashland Global Holdings, Inc.	22,086	1,749,211
Cabot Corp.	40,908	1,835,951
Ingevity Corp. (a)	22,378	1,694,686
Valvoline, Inc.	102,407	2,369,698
WR Grace & Co.	35,726	1,958,499

		9,608,045

Commercial Services & Supplies—2.8%
Casella Waste Systems, Inc. - Class A (a) (b)	30,571	1,893,873
Clean Harbors, Inc. (a)	24,878	1,893,216
Harsco Corp. (a)	61,920	1,113,322
IAA, Inc. (a)	40,737	2,647,090
KAR Auction Services, Inc. (b)	62,203	1,157,598
McGrath RentCorp	51,693	3,468,600

		12,173,699

Communications Equipment—0.5%
Viavi Solutions, Inc. (a)	136,811	2,048,745

Construction & Engineering—1.8%
AECOM (a)	48,905	2,434,491
Arcosa, Inc.	66,800	3,669,324
WillScot Mobile Mini Holdings Corp. (a)	70,526	1,634,087

		7,737,902

Consumer Finance—0.3%
PROG Holdings, Inc.	23,218	1,250,754

Distributors—0.4%
Core-Mark Holding Co., Inc.	59,211	1,739,027

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—1.0%
Arco Platform, Ltd. - Class A (a)	18,218	$646,557
frontdoor, Inc. (a)	74,471	3,739,189

		4,385,746

Diversified Financial Services—0.5%
Cannae Holdings, Inc. (a)	50,201	2,222,398

Diversified Telecommunication Services—0.2%
Liberty Latin America, Ltd. - Class C (a)	89,852	996,459

Electric Utilities—1.0%
ALLETE, Inc.	43,117	2,670,667
NRG Energy, Inc.	45,779	1,719,001

		4,389,668

Electrical Equipment—1.1%
Atkore International Group, Inc. (a)	20,591	846,496
AZZ, Inc.	16,605	787,741
Vertiv Holdings Co.	157,087	2,932,814

		4,567,051

Electronic Equipment, Instruments & Components—3.9%
Itron, Inc. (a)	17,499	1,678,154
Kimball Electronics, Inc. (a)	49,862	797,293
Littelfuse, Inc.	11,544	2,939,795
Methode Electronics, Inc.	78,869	3,019,105
nLight, Inc. (a)	36,353	1,186,926
Novanta, Inc. (a)	16,054	1,897,904
SYNNEX Corp.	15,145	1,233,409
TTM Technologies, Inc. (a)	167,994	2,317,477
Vontier Corp. (a)	51,036	1,704,603

		16,774,666

Energy Equipment & Services—1.1%
ChampionX Corp. (a)	183,501	2,807,565
DMC Global, Inc. (b)	47,604	2,058,873

		4,866,438

Entertainment—0.8%
Liberty Braves Group - Class C (a)	57,036	1,419,056
Madison Square Garden Entertainment Corp. (a)	19,923	2,092,712

		3,511,768

Equity Real Estate Investment Trusts—3.4%
Agree Realty Corp. (b)	39,281	2,615,329
Americold Realty Trust	73,751	2,753,125
CubeSmart	67,587	2,271,599
CyrusOne, Inc.	24,107	1,763,427
Rexford Industrial Realty, Inc.	60,700	2,980,977
STAG Industrial, Inc.	68,349	2,140,691

		14,525,148

Food Products—2.9%
Darling Ingredients, Inc. (a)	44,575	2,571,086

Food Products—(Continued)
Freshpet, Inc. (a)	24,183	$3,433,744
J & J Snack Foods Corp. (b)	10,628	1,651,273
Nomad Foods, Ltd. (a)	130,327	3,312,912
Simply Good Foods Co. (The) (a)	45,433	1,424,779

		12,393,794

Health Care Equipment & Supplies—3.3%
AtriCure, Inc. (a)	30,613	1,704,226
Axonics Modulation Technologies, Inc. (a) (b)	31,078	1,551,414
CONMED Corp. (b)	19,640	2,199,680
CryoPort, Inc. (a) (b)	25,487	1,118,369
Inmode, Ltd. (a)	58,109	2,759,015
Lantheus Holdings, Inc. (a)	74,588	1,006,192
NuVasive, Inc. (a)	24,881	1,401,547
Quidel Corp. (a)	3,481	625,362
STAAR Surgical Co. (a)	20,770	1,645,399

		14,011,204

Health Care Providers & Services—2.2%
Addus HomeCare Corp. (a)	1,901	222,588
Amedisys, Inc. (a)	8,213	2,409,119
AMN Healthcare Services, Inc. (a)	19,860	1,355,445
BioTelemetry, Inc. (a)	24,627	1,775,114
HealthEquity, Inc. (a) (b)	17,894	1,247,391
LHC Group, Inc. (a)	11,471	2,446,994

		9,456,651

Health Care Technology—1.5%
Allscripts Healthcare Solutions, Inc. (a)	180,180	2,601,799
Inspire Medical Systems, Inc. (a)	13,057	2,455,891
Phreesia, Inc. (a)	26,904	1,459,811

		6,517,501

Hotels, Restaurants & Leisure—2.7%
Churchill Downs, Inc.	17,445	3,398,111
Cracker Barrel Old Country Store, Inc.	8,442	1,113,669
Marriott Vacations Worldwide Corp.	22,272	3,056,164
Papa John’s International, Inc.	11,626	986,466
Texas Roadhouse, Inc.	18,726	1,463,624
Wingstop, Inc.	13,318	1,765,301

		11,783,335

Household Durables—1.0%
Helen of Troy, Ltd. (a)	11,949	2,654,948
Skyline Champion Corp. (a)	49,573	1,533,789

		4,188,737

Independent Power and Renewable Electricity Producers—1.2%
NextEra Energy Partners L.P.	55,051	3,691,170
Vistra Corp.	69,141	1,359,312

		5,050,482

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—0.4%
Raven Industries, Inc.	51,214	$1,694,671

Insurance—2.3%
Employers Holdings, Inc.	65,494	2,108,252
First American Financial Corp.	48,823	2,520,731
Goosehead Insurance, Inc. - Class A (b)	22,963	2,864,864
Kinsale Capital Group, Inc.	11,492	2,299,894

		9,793,741

Internet & Direct Marketing Retail—0.5%
Qurate Retail, Inc.	103,173	1,131,808
Shutterstock, Inc.	17,153	1,229,870

		2,361,678

IT Services—6.2%
Concentrix Corp. (a)	26,416	2,607,259
CSG Systems International, Inc.	47,123	2,123,834
Euronet Worldwide, Inc. (a)	19,030	2,757,827
EVERTEC, Inc.	31,706	1,246,680
Globant S.A. (a)	11,203	2,437,885
KBR, Inc.	43,717	1,352,167
ManTech International Corp. - Class A	11,055	983,232
NIC, Inc.	51,151	1,321,230
Perspecta, Inc.	82,286	1,981,447
Science Applications International Corp.	30,781	2,913,114
Unisys Corp. (a) (b)	105,844	2,083,010
WEX, Inc. (a)	14,178	2,885,648
WNS Holdings, Ltd. (ADR) (a)	26,277	1,893,258

		26,586,591

Leisure Products—1.0%
Brunswick Corp.	37,308	2,844,362
Malibu Boats, Inc. - Class A (a)	21,440	1,338,714

		4,183,076

Life Sciences Tools & Services—1.4%
NeoGenomics, Inc. (a)	41,351	2,226,338
PRA Health Sciences, Inc. (a)	16,575	2,079,168
Repligen Corp. (a)	9,482	1,817,035

		6,122,541

Machinery—5.5%
Alamo Group, Inc.	22,650	3,124,567
Albany International Corp. - Class A	25,243	1,853,341
Altra Industrial Motion Corp.	57,215	3,171,427
Columbus McKinnon Corp.	60,543	2,327,273
John Bean Technologies Corp.	13,507	1,538,042
Kadant, Inc.	22,107	3,116,645
Kornit Digital, Ltd. (a)	25,713	2,291,800
Miller Industries, Inc.	46,894	1,782,910
Proto Labs, Inc. (a) (b)	8,693	1,333,506
RBC Bearings, Inc. (a)	8,093	1,448,971
TriMas Corp.	48,870	1,547,713

		23,536,195

Media—1.9%
Gray Television, Inc. (a)	107,130	1,916,556
John Wiley & Sons, Inc. - Class A	31,060	1,418,200
Liberty Broadband Corp. - Class C (a)	22,831	3,615,745
TechTarget, Inc. (a)	23,167	1,369,401

		8,319,902

Metals & Mining—0.0%
Ferroglobe Representation & Warranty Insurance Trust (a) (c) (d)	141,548	0

Multi-Utilities—1.0%
MDU Resources Group, Inc.	86,578	2,280,465
NorthWestern Corp.	36,721	2,141,201

		4,421,666

Oil, Gas & Consumable Fuels—0.2%
Delek U.S. Holdings, Inc.	58,491	939,950

Pharmaceuticals—1.8%
Aerie Pharmaceuticals, Inc. (a) (b)	63,602	859,263
Catalent, Inc. (a)	25,628	2,667,106
GW Pharmaceuticals plc (ADR) (a)	7,008	808,793
Pacira BioSciences, Inc. (a) (b)	28,928	1,731,052
Supernus Pharmaceuticals, Inc. (a)	62,694	1,577,381

		7,643,595

Professional Services—1.2%
Huron Consulting Group, Inc. (a)	20,333	1,198,630
Insperity, Inc.	18,814	1,531,836
Korn Ferry	54,096	2,353,176

		5,083,642

Semiconductors & Semiconductor Equipment—3.6%
Advanced Energy Industries, Inc. (a)	36,413	3,530,968
FormFactor, Inc. (a)	48,740	2,096,795
MACOM Technology Solutions Holdings, Inc. (a)	39,969	2,199,894
MaxLinear, Inc. (a)	32,453	1,239,380
Rambus, Inc. (a) (b)	72,091	1,258,709
Silicon Laboratories, Inc. (a)	13,826	1,760,603
Silicon Motion Technology Corp. (ADR)	21,356	1,028,291
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a) (b)	96,835	2,500,280

		15,614,920

Software—4.8%
ACI Worldwide, Inc. (a)	45,312	1,741,340
Blackline, Inc. (a)	12,987	1,732,206
Envestnet, Inc. (a) (b)	23,717	1,951,672
Mimecast, Ltd. (a)	28,674	1,629,830
Q2 Holdings, Inc. (a) (b)	19,945	2,523,641
Rapid7, Inc. (a) (b)	28,180	2,540,709
RealPage, Inc. (a)	23,591	2,058,079
SVMK, Inc. (a)	22,526	575,539
Tenable Holdings, Inc. (a)	40,575	2,120,450
Varonis Systems, Inc. (a)	13,403	2,192,865

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Verint Systems, Inc. (a)	26,529	$1,782,218

		20,848,549

Specialty Retail—1.1%
Aaron’s, Inc. (The) (a)	54,777	1,038,572
National Vision Holdings, Inc. (a) (b)	41,781	1,892,262
Urban Outfitters, Inc. (a)	68,424	1,751,654

		4,682,488

Textiles, Apparel & Luxury Goods—0.4%
Columbia Sportswear Co.	14,552	1,271,554
Steven Madden, Ltd.	16,561	584,934

		1,856,488

Thrifts & Mortgage Finance—1.1%
Federal Agricultural Mortgage Corp. - Class C	21,842	1,621,768
Meta Financial Group, Inc.	81,875	2,993,350

		4,615,118

Trading Companies & Distributors—1.7%
Alta Equipment Group, Inc. (a)	85,810	847,803
Herc Holdings, Inc. (a) (b)	48,571	3,225,600
SiteOne Landscape Supply, Inc. (a) (b)	19,797	3,140,398

		7,213,801

Wireless Telecommunication Services—0.4%
United States Cellular Corp. (a)	55,742	1,710,721

Total Common Stocks (Cost $279,092,026)		422,800,829

Short-Term Investment—2.3%

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $9,823,961; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $10,020,500.	9,823,961	9,823,961

Total Short-Term Investments (Cost $9,823,961)		9,823,961

Securities Lending Reinvestments (e)—7.0%

Certificate of Deposit—0.7%
Toronto-Dominion Bank 0.364%, 3M LIBOR + 0.130%, 07/02/21 (f)	3,000,000	3,001,362

Repurchase Agreements—5.1%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $700,019; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $777,384.	700,000	700,000
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $3,001,227; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $3,333,978.	3,000,000	3,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $3,947,840; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $4,026,774.	3,947,818	3,947,818
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $1,000,418; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $100,001; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $102,000.	100,000	100,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $64,476; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $65,765.	64,475	64,475
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $100,004; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $111,115.	100,000	100,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $58,028; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $59,211.	58,027	58,027
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $3,000,070; collateralized by various Common Stock with an aggregate market value of $3,333,372.	3,000,000	3,000,000

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,700,060; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $2,995,370.	2,700,000	$2,700,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $2,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $2,218,793.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $900,046; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $998,300.	900,000	900,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $4,000,080; collateralized by various Common Stock with an aggregate market value of $4,445,199.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $400,009; collateralized by various Common Stock with an aggregate market value of $444,520.	400,000	400,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $100,004; collateralized by various Common Stock with an aggregate market value of $111,130.	100,000	100,000

		22,070,320

Mutual Funds—1.2%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (g)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (g)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (g)	2,000,000	2,000,000

		5,000,000

Total Securities Lending Reinvestments (Cost $30,070,320)		30,071,682

Total Investments—107.4% (Cost $318,986,307)		462,696,472
Other assets and liabilities (net)—(7.4)%		(31,968,284)

Net Assets—100.0%		$430,728,188

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $30,990,248 and the collateral received consisted of cash in the amount of $30,070,320 and non-cash collateral with a value of $1,580,795. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$7,901,515	$—	$—	$7,901,515
Air Freight & Logistics	1,622,723	—	—	1,622,723
Auto Components	14,838,031	—	—	14,838,031
Banks	36,918,286	—	—	36,918,286
Beverages	3,588,980	—	—	3,588,980
Biotechnology	21,380,849	—	—	21,380,849
Building Products	14,134,608	—	—	14,134,608
Capital Markets	10,987,286	—	—	10,987,286
Chemicals	9,608,045	—	—	9,608,045
Commercial Services & Supplies	12,173,699	—	—	12,173,699
Communications Equipment	2,048,745	—	—	2,048,745
Construction & Engineering	7,737,902	—	—	7,737,902
Consumer Finance	1,250,754	—	—	1,250,754
Distributors	1,739,027	—	—	1,739,027
Diversified Consumer Services	4,385,746	—	—	4,385,746
Diversified Financial Services	2,222,398	—	—	2,222,398
Diversified Telecommunication Services	996,459	—	—	996,459
Electric Utilities	4,389,668	—	—	4,389,668
Electrical Equipment	4,567,051	—	—	4,567,051
Electronic Equipment, Instruments & Components	16,774,666	—	—	16,774,666
Energy Equipment & Services	4,866,438	—	—	4,866,438
Entertainment	3,511,768	—	—	3,511,768
Equity Real Estate Investment Trusts	14,525,148	—	—	14,525,148
Food Products	12,393,794	—	—	12,393,794
Health Care Equipment & Supplies	14,011,204	—	—	14,011,204
Health Care Providers & Services	9,456,651	—	—	9,456,651
Health Care Technology	6,517,501	—	—	6,517,501
Hotels, Restaurants & Leisure	11,783,335	—	—	11,783,335
Household Durables	4,188,737	—	—	4,188,737
Independent Power and Renewable Electricity Producers	5,050,482	—	—	5,050,482
Industrial Conglomerates	1,694,671	—	—	1,694,671
Insurance	9,793,741	—	—	9,793,741
Internet & Direct Marketing Retail	2,361,678	—	—	2,361,678
IT Services	26,586,591	—	—	26,586,591
Leisure Products	4,183,076	—	—	4,183,076
Life Sciences Tools & Services	6,122,541	—	—	6,122,541
Machinery	23,536,195	—	—	23,536,195
Media	8,319,902	—	—	8,319,902
Metals & Mining	—	—	0	0
Multi-Utilities	4,421,666	—	—	4,421,666
Oil, Gas & Consumable Fuels	939,950	—	—	939,950

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$7,643,595	$—	$—	$7,643,595
Professional Services	5,083,642	—	—	5,083,642
Semiconductors & Semiconductor Equipment	15,614,920	—	—	15,614,920
Software	20,848,549	—	—	20,848,549
Specialty Retail	4,682,488	—	—	4,682,488
Textiles, Apparel & Luxury Goods	1,856,488	—	—	1,856,488
Thrifts & Mortgage Finance	4,615,118	—	—	4,615,118
Trading Companies & Distributors	7,213,801	—	—	7,213,801
Wireless Telecommunication Services	1,710,721	—	—	1,710,721
Total Common Stocks	422,800,829	—	0	422,800,829
Total Short-Term Investment*	—	9,823,961	—	9,823,961
Securities Lending Reinvestments
Certificate of Deposit	—	3,001,362	—	3,001,362
Repurchase Agreements	—	22,070,320	—	22,070,320
Mutual Funds	5,000,000	—	—	5,000,000
Total Securities Lending Reinvestments	5,000,000	25,071,682	—	30,071,682
Total Investments	$427,800,829	$34,895,643	$0	$462,696,472

Collateral for Securities Loaned (Liability)	$—	$(30,070,320)	$—	$(30,070,320)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$462,696,472
Receivable for:
Investments sold	529,766
Fund shares sold	123,831
Dividends	261,948
Prepaid expenses	1,076

Total Assets	463,613,093
Liabilities
Collateral for securities loaned	30,070,320
Payables for:
Investments purchased	1,442,508
Fund shares redeemed	821,508
Accrued Expenses:
Management fees	293,201
Distribution and service fees	33,408
Deferred trustees’ fees	162,089
Other expenses	61,871

Total Liabilities	32,884,905

Net Assets	$430,728,188

Net Assets Consist of:
Paid in surplus	$259,226,409
Distributable earnings (Accumulated losses)	171,501,779

Net Assets	$430,728,188

Net Assets
Class A	$262,100,514
Class B	143,436,832
Class E	25,190,842
Capital Shares Outstanding*
Class A	978,957
Class B	576,339
Class E	98,046
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$267.73
Class B	248.88
Class E	256.93

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $318,986,307.
(b)	Includes securities loaned at value of $30,990,248.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$4,053,219
Interest	9,823
Securities lending income	100,885

Total investment income	4,163,927
Expenses
Management fees	3,299,068
Administration fees	27,953
Custodian and accounting fees	46,534
Distribution and service fees—Class B	312,451
Distribution and service fees—Class E	31,969
Audit and tax services	44,887
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	76,694
Insurance	2,821
Miscellaneous	10,485

Total expenses	3,952,832
Less management fee waiver	(309,063)
Less broker commission recapture	(18,740)

Net expenses	3,625,029

Net Investment Income	538,898

Net Realized and Unrealized Gain
Net realized gain on investments	27,572,105
Net change in unrealized appreciation on investments	17,993,172

Net realized and unrealized gain	45,565,277

Net Increase in Net Assets From Operations	$46,104,175

(a)	Net of foreign withholding taxes of $16,041.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$538,898	$581,862
Net realized gain	27,572,105	31,242,279
Net change in unrealized appreciation	17,993,172	60,766,276

Increase in net assets from operations	46,104,175	92,590,417

From Distributions to Shareholders
Class A	(18,845,079)	(25,884,110)
Class B	(11,650,877)	(15,417,579)
Class E	(1,862,985)	(2,653,527)

Total distributions	(32,358,941)	(43,955,216)

Decrease in net assets from capital share transactions	(4,261,764)	(5,125,714)

Total increase in net assets	9,483,470	43,509,487

Net Assets
Beginning of period	421,244,718	377,735,231

End of period	$430,728,188	$421,244,718

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	25,077	$5,180,648	13,735	$3,504,586
Reinvestments	93,901	18,845,079	106,291	25,884,110
Redemptions	(108,820)	(24,586,878)	(110,598)	(28,231,071)

Net increase (decrease)	10,158	$(561,151)	9,428	$1,157,625

Class B
Sales	49,895	$9,052,093	13,539	$3,197,683
Reinvestments	62,368	11,650,877	67,493	15,417,579
Redemptions	(111,993)	(24,030,393)	(99,080)	(24,100,597)

Net increase (decrease)	270	$(3,327,423)	(18,048)	$(5,485,335)

Class E
Sales	4,566	$906,540	1,364	$326,506
Reinvestments	9,665	1,862,985	11,303	2,653,527
Redemptions	(14,341)	(3,142,715)	(15,257)	(3,778,037)

Net decrease	(110)	$(373,190)	(2,590)	$(798,004)

Decrease derived from capital shares transactions		$(4,261,764)		$(5,125,714)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Period	$262.79	$233.39	$290.82		$270.77	$250.78

Income (Loss) from Investment Operations
Net investment income (a)	0.54	0.60	0.72		0.48	1.15 (b)
Net realized and unrealized gain (loss)	24.46	56.79	(27.59)		38.81	43.25

Total income (loss) from investment operations	25.00	57.39	(26.87)		39.29	44.40

Less Distributions
Distributions from net investment income	(0.32)	(0.08)	(0.06)		(0.83)	(0.85)
Distributions from net realized capital gains	(19.74)	(27.91)	(30.50)		(18.41)	(23.56)

Total distributions	(20.06)	(27.99)	(30.56)		(19.24)	(24.41)

Net Asset Value, End of Period	$267.73	$262.79	$233.39		$290.82	$270.77

Total Return (%) (c)	12.07	25.54	(11.07)		15.24	19.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.97	0.96		0.96	0.96
Net ratio of expenses to average net assets (%) (d)	0.90	0.90	0.88		0.89	0.88
Ratio of net investment income to average net assets (%)	0.24	0.23	0.25		0.17	0.47 (b)
Portfolio turnover rate (%)	35	31	30		28	34
Net assets, end of period (in millions)	$262.1	$254.6	$223.9		$275.0	$261.9

	Class B
	Year Ended December 31,
	2020	2019	2018		2017	2016
Net Asset Value, Beginning of Period	$246.17	$220.60	$277.03		$258.82	$240.67

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.04)	(0.00	)(e)	(0.21)	0.51 (b)
Net realized and unrealized gain (loss)	22.47	53.52	(25.93)		37.02	41.37

Total income (loss) from investment operations	22.45	53.48	(25.93)		36.81	41.88

Less Distributions
Distributions from net investment income	0.00	0.00	0.00		(0.19)	(0.17)
Distributions from net realized capital gains	(19.74)	(27.91)	(30.50)		(18.41)	(23.56)

Total distributions	(19.74)	(27.91)	(30.50)		(18.60)	(23.73)

Net Asset Value, End of Period	$248.88	$246.17	$220.60		$277.03	$258.82

Total Return (%) (c)	11.79	25.23	(11.30)		14.96	18.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.23	1.22	1.21		1.21	1.21
Net ratio of expenses to average net assets (%) (d)	1.15	1.15	1.13		1.14	1.13
Ratio of net investment income (loss) to average net assets (%)	(0.01)	(0.02)	(0.00	)(f)	(0.08)	0.22 (b)
Portfolio turnover rate (%)	35	31	30		28	34
Net assets, end of period (in millions)	$143.4	$141.8	$131.1		$170.2	$167.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$253.13	$225.95	$282.79	$263.82	$244.89

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.21	0.27	0.05	0.76 (b)
Net realized and unrealized gain (loss)	23.35	54.88	(26.61)	37.77	42.15

Total income (loss) from investment operations	23.54	55.09	(26.34)	37.82	42.91

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.44)	(0.42)
Distributions from net realized capital gains	(19.74)	(27.91)	(30.50)	(18.41)	(23.56)

Total distributions	(19.74)	(27.91)	(30.50)	(18.85)	(23.98)

Net Asset Value, End of Period	$256.93	$253.13	$225.95	$282.79	$263.82

Total Return (%) (c)	11.90	25.35	(11.21)	15.07	19.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	1.12	1.11	1.11	1.11
Net ratio of expenses to average net assets (%) (d)	1.05	1.05	1.03	1.04	1.03
Ratio of net investment income to average net assets (%)	0.09	0.08	0.10	0.02	0.31 (b)
Portfolio turnover rate (%)	35	31	30	28	34
Net assets, end of period (in millions)	$25.2	$24.8	$22.8	$30.3	$30.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.03 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Net investment income (loss) was less than $0.01.
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $9,823,961. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $22,070,320. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$127,600,441	$0	$161,872,419

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$3,299,068	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	Of the first $25 million
0.080%	On the next $75 million
0.050%	On the next $100 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period January 1, 2020 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-20

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$319,548,338

Gross unrealized appreciation	148,915,319
Gross unrealized depreciation	(5,767,185)

Net unrealized appreciation (depreciation)	$143,148,134

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$296,876	$72,129	$32,062,065	$43,883,087	$32,358,941	$43,955,216

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$290,905	$28,224,827	$143,148,134	$—	$171,663,866

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-21

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Loomis Sayles Small Cap Core Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Core Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Core Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-22

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-24

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-25

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-26

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Loomis Sayles Small Cap Core Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of one of its Performance Universes for the one-, three-, and five-year periods ended June 30, 2020. The Board also considered that the Portfolio outperformed the median of its other Performance Universe for the three-year and five-year periods ended June 30, 2020, and underperformed its median of its other Performance Universe for the one-year period ended June 30, 2020. The Board further considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed the average of a different, but still comparable, Morningstar Category for the three-year and five-year periods ended June 30, 2020, and underperformed that same Morningstar Category for the one-year period ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Universe median and the Sub-advised Expense Universe median, and equal to the Expense Group median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-27

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 34.34%, 34.04%, and 34.15%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 34.63%.

MARKET ENVIRONMENT / CONDITIONS

Small cap stocks capped off a remarkable year with the highest returning quarter in the 40+ year history of the Russell 2000 Growth Index. The continued rally off the coronavirus (“COVID-19”) pandemic- driven market lows in March 2020 was fueled by notable progress on the COVID-19 vaccine front, anticipation of new fiscal stimulus measures, monetary accommodation leading to record low interest rates, and corporate earnings that in certain sectors have proven more resilient than earlier forecasts had suggested. For the year, broad-based Russell 2000 Index returned 20.0%, just slightly lagging the Russell 1000 Index return of 21.0% but outperforming the S&P 500 Index return of 18.4%. Small cap value was the market leading segment for the fourth quarter but lagged small cap growth stocks significantly over the last twelve months by exactly 30 percentage points (Russell 2000 Value Index return was 4.6% vs. Russell 2000 Growth Index return of 34.6%).

Until the extreme market rally in the final quarter of the year, which benefitted more economically sensitive stocks typically found in value indices, the market leadership had consistently resided with growth stocks since the end of 2016, with several factors contributing to what we believe is an unprecedented gap between the performance of growth and value stocks. These include the aging of the economic recovery since the financial crisis and stagnating earnings growth—making those stocks with favorable current and secular growth prospects more valuable in the eyes of investors. In addition, certain fast-growing technology, consumer, and media companies have carved out seemingly unassailable market dominance through intangible competitive advantages via economies of scale and network-effect leverage. Finally, certain sectors which are typically overrepresented in traditional value benchmarks have experienced challenges, such as record low-interest rates negatively impacting the earnings of bank stocks and declining oil and gas prices severely impacting the business models of the energy sector. Many of these factors were highlighted further during the health and economic crisis stemming from the COVID-19 pandemic.

The COVID-19 pandemic and its associated impact on the economy were strongly reflected in the domestic stock market, both in terms of value versus growth as discussed above, but also drove leading and lagging sectors for the year. Within the Russell 2000 Index, Health Care was the best performing sector as several segments (e.g. life sciences, biotechnology, and contract drug manufacturers) stood to benefit with the development and distribution of COVID-19 vaccines. Information Technology was the second best performer, led by software and semiconductors as investors projected that work from home and industrial automation trends would accelerate demand in those areas. Consumer Discretionary, after declining fairly substantially during the March sell-off, rebounded significantly as consumers invested into upgrading their cable and media capabilities within their homes, and many found themselves with ample cash balances which were spent on retail and other discretionary leisure goods. Suffering from declines in demand, or changes in the economics of their business, Energy stocks and Real Estate were the worst performing sectors in the Index, followed by Financials which were impacted by shrinking lending margins in the current low interest rate environment in addition to investor concerns regarding lending credit. The net effect was outsized return impacts from certain segments of the market which tend to have either little to no profitability (biotechnology), very high valuation levels (software) or low-quality fundamental businesses (traditional retail stores).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Loomis Sayles Small Cap Growth Portfolio posted positive returns but was slightly behind the Russell 2000 Growth Index during the twelve months ended December 31, 2020. Over the course of the year the period that had the most impact on relative performance was the move off the market bottom in March through the end of the year. Over that time, the Russell 2000 Growth Index was up approximately 115%. Given the veracity of the market and the drivers of returns, it was difficult to keep pace during that time period. Stock selection in the Consumer Discretionary sector was the primary detractor to relative performance. An underweight position to the Real Estate sector, along with strong stock selection in the Health Care and Financials sectors contributed positively to relative performance.

The Portfolio’s largest detractors from relative performance during the period included Chef’s Warehouse, Laureate Education, and Essent Group. Each of these stocks triggered our stop loss and was sold from the Portfolio throughout the year. Chef’s Warehouse is a distributor of specialty food products to caterers and restaurants. The company’s end markets were significantly impacted by the COVID-19 pandemic and the stock sold off in the early stages of the pandemic this year. Online education company Laureate reported decent results during the second quarter, but forward guidance was below expectations. Investor concerns around slowing growth in the U.S. market and the ability to continue divestitures in the current environment appeared to weigh on the stock. Essent Group, a mortgage insurance company, also sold off in the early part of the year. When the COVID-19 pandemic first came to light, the uncertainty around the housing market weighed on the stock.

The largest contributors to relative performance during the period on the individual security level were Five9, Quidel Corp., and Freshpet. Five9, a provider of software to contact-centers reported strong results during the year and raised guidance. The company continued to execute well in light of secular growth trends driven by migrating contact-center solutions to the cloud, and the virtualization of workforces. These trends were strengthened in light of the COVID-19 pandemic and the increase in remote/virtual work models. Quidel is

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

a diagnostics company with a broad array of technologies including rapid testing for illnesses such as flu, strep, and corona virus. Their diagnostic tools were found to be effective in rapid testing for the Coronavirus. While COVID-19 was not part of our initial investment thesis when we bought the stock, it drove the stock price this year. Freshpet is a manufacturer and marketer of natural fresh pet food. The stock was a strong performer during the period, holding up well during the market crash of the first quarter and then outperforming in the rally. The company reported strong quarters over the course of the year with multiple drivers. Marketing spend was helping to drive new customers to their products, as well as increasing the wallet share of existing customers. Increased adoption of pets during the pandemic has also made for positive sentiment surrounding the stock.

During the period the Portfolio added new stocks with attractive investment potential and eliminated holdings where fundamentals no longer fit our investment thesis, market cap grew beyond our ceiling or our stop loss was triggered. The largest decrease in exposure over the course of the year was our Industrials weighting. We sold stocks from this group for a variety of reasons including reaching a maximum market cap, as was the case with long-term holding Generac, while a few stocks did trigger the stop loss during the year, in particular during the first quarter, or we lost confidence in the company fundamentals.

The largest increase in exposure for the Portfolio was Health Care and Information Technology weightings. There were a number of drivers to this increase. Within Health Care, we added to our biotechology weighting, as well as our providers and services weighting. Within biotechnology, we added a number of names that have limited clinical risk and we have been able to assess the business risk. ChemoCentryx is focused on inflammatory cell signaling and has two mid-to-late stage assets with attractive market opportunities. Within Information Technology, software and semiconductors are the areas we added the most to. We found opportunities with the software industry to invest in companies with strong secular growth tailwinds, with competitive technology offerings and good visibility on their ability to grow, like Tenable Holdings. As the market rotated towards more cyclical areas of the market, such as semiconductors, we were able to find investment opportunities we view to be attractive in that space as well.

At the end of 2020, the Portfolio continued to be focused on those higher quality small cap companies we thought had the potential to grow into larger entities. Relative to the Russell 2000 Growth Index, the Portfolio was overweight in the Information Technology, Industrial, and Financials sectors while underweight in the Health Care and Consumer Discretionary sectors. The Portfolio held no positions in the Real Estate, Materials, Utilities, or Energy sectors.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	34.34	18.26	15.03
Class B	34.04	17.97	14.74
Class E	34.15	18.09	14.86
Russell 2000 Growth Index	34.63	16.36	13.48

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Freshpet, Inc.	2.1
SiteOne Landscape Supply, Inc.	2.0
Goosehead Insurance, Inc. - Class A	1.8
Rapid7, Inc.	1.6
Q2 Holdings, Inc.	1.6
Inspire Medical Systems, Inc.	1.5
LHC Group, Inc.	1.5
Globant S.A.	1.5
Advanced Drainage Systems, Inc.	1.5
Amedisys, Inc.	1.5

Top Sectors

% of Net Assets
Health Care	29.3
Information Technology	26.5
Industrials	17.9
Consumer Discretionary	12.1
Financials	7.0
Consumer Staples	3.7
Communication Services	0.9

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.87%	$1,000.00	$1,361.40	$5.16
	Hypothetical*	0.87%	$1,000.00	$1,020.76	$4.42

Class B (a)	Actual	1.12%	$1,000.00	$1,359.10	$6.64
	Hypothetical*	1.12%	$1,000.00	$1,019.51	$5.69

Class E (a)	Actual	1.02%	$1,000.00	$1,360.60	$6.05
	Hypothetical*	1.02%	$1,000.00	$1,020.01	$5.18

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—97.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
Aerovironment, Inc. (a)	39,581	$3,439,589
Kratos Defense & Security Solutions, Inc. (a)	245,063	6,722,078
Mercury Systems, Inc. (a)	73,274	6,452,508

		16,614,175

Air Freight & Logistics—1.0%
Air Transport Services Group, Inc. (a) (b)	165,068	5,173,231

Auto Components—4.0%
Dorman Products, Inc. (a)	43,312	3,760,348
Fox Factory Holding Corp. (a)	55,067	5,821,132
Gentherm, Inc. (a)	41,581	2,711,913
Patrick Industries, Inc.	71,543	4,889,964
Stoneridge, Inc. (a)	113,147	3,420,434

		20,603,791

Banks—0.2%
Ameris Bancorp	25,134	956,851

Beverages—0.6%
Primo Water Corp.	201,863	3,165,212

Biotechnology—10.7%
Blueprint Medicines Corp. (a)	37,603	4,217,176
ChemoCentryx, Inc. (a)	59,345	3,674,642
Dicerna Pharmaceuticals, Inc. (a)	145,154	3,197,743
Halozyme Therapeutics, Inc. (a) (b)	152,212	6,500,975
Insmed, Inc. (a)	83,942	2,794,429
Natera, Inc. (a)	76,510	7,614,275
PTC Therapeutics, Inc. (a)	61,091	3,728,384
Rocket Pharmaceuticals, Inc. (a) (b)	97,414	5,342,184
SpringWorks Therapeutics, Inc. (a) (b)	61,271	4,443,373
Veracyte, Inc. (a)	112,788	5,519,845
Xencor, Inc. (a)	80,534	3,513,698
Y-mAbs Therapeutics, Inc. (a)	82,983	4,108,488

		54,655,212

Building Products—4.6%
AAON, Inc. (b)	87,366	5,821,197
Advanced Drainage Systems, Inc.	92,738	7,751,042
Trex Co., Inc. (a)	79,050	6,618,066
UFP Industries, Inc.	63,586	3,532,202

		23,722,507

Capital Markets—3.6%
Assetmark Financial Holdings, Inc. (a)	155,314	3,758,599
Focus Financial Partners, Inc. - Class A (a)	101,482	4,414,467
Hamilton Lane, Inc. - Class A	58,327	4,552,422
PJT Partners, Inc. - Class A	77,746	5,850,387

		18,575,875

Commercial Services & Supplies—2.0%
Casella Waste Systems, Inc. - Class A (a)	97,458	6,037,523
McGrath RentCorp	65,834	4,417,462

		10,454,985

Construction & Engineering—1.0%
WillScot Mobile Mini Holdings Corp. (a)	224,834	5,209,404

Diversified Consumer Services—1.5%
Arco Platform, Ltd. - Class A (a)	58,079	2,061,224
frontdoor, Inc. (a)	114,698	5,758,986

		7,820,210

Electronic Equipment, Instruments & Components—3.0%
Itron, Inc. (a)	55,787	5,349,973
nLight, Inc. (a)	114,310	3,732,222
Novanta, Inc. (a)	51,179	6,050,381

		15,132,576

Food Products—3.0%
Freshpet, Inc. (a)	77,095	10,946,719
Simply Good Foods Co. (The) (a)	144,839	4,542,151

		15,488,870

Health Care Equipment & Supplies—5.2%
AtriCure, Inc. (a)	97,593	5,433,002
Axonics Modulation Technologies, Inc. (a) (b)	99,077	4,945,924
CONMED Corp.	24,252	2,716,224
CryoPort, Inc. (a) (b)	81,253	3,565,382
NuVasive, Inc. (a)	79,320	4,468,096
STAAR Surgical Co. (a)	66,216	5,245,631

		26,374,259

Health Care Providers & Services—5.1%
Addus HomeCare Corp. (a)	6,026	705,584
Amedisys, Inc. (a)	26,185	7,680,846
BioTelemetry, Inc. (a)	78,511	5,659,073
HealthEquity, Inc. (a) (b)	57,045	3,976,607
LHC Group, Inc. (a)	36,569	7,800,899

		25,823,009

Health Care Technology—2.4%
Inspire Medical Systems, Inc. (a)	41,626	7,829,434
Phreesia, Inc. (a)	85,771	4,653,935

		12,483,369

Hotels, Restaurants & Leisure—2.6%
Papa John’s International, Inc.	37,064	3,144,880
Texas Roadhouse, Inc.	59,698	4,665,996
Wingstop, Inc.	42,458	5,627,808

		13,438,684

Insurance—3.2%
Goosehead Insurance, Inc. - Class A (b)	73,206	9,133,180
Kinsale Capital Group, Inc.	36,637	7,332,163

		16,465,343

Internet & Direct Marketing Retail—0.8%
Shutterstock, Inc.	54,685	3,920,915

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—5.8%
EVERTEC, Inc.	101,077	$3,974,348
Globant S.A. (a)	35,715	7,771,941
KBR, Inc.	139,369	4,310,683
ManTech International Corp. - Class A	35,243	3,134,512
NIC, Inc.	163,068	4,212,046
WNS Holdings, Ltd. (ADR) (a)	83,770	6,035,629

		29,439,159

Leisure Products—0.8%
Malibu Boats, Inc. - Class A (a)	68,351	4,267,837

Life Sciences Tools & Services—3.8%
NeoGenomics, Inc. (a) (b)	131,825	7,097,458
PRA Health Sciences, Inc. (a)	52,842	6,628,500
Repligen Corp. (a)	30,231	5,793,167

		19,519,125

Machinery—3.2%
Kornit Digital, Ltd. (a)	81,972	7,306,165
Proto Labs, Inc. (a) (b)	27,713	4,251,174
RBC Bearings, Inc. (a)	25,803	4,619,769

		16,177,108

Media—0.9%
TechTarget, Inc. (a)	73,858	4,365,746

Pharmaceuticals—2.1%
Aerie Pharmaceuticals, Inc. (a) (b)	202,762	2,739,314
GW Pharmaceuticals plc (ADR) (a) (b)	22,341	2,578,375
Pacira BioSciences, Inc. (a)	92,221	5,518,505

		10,836,194

Professional Services—0.8%
Huron Consulting Group, Inc. (a)	64,822	3,821,257

Semiconductors & Semiconductor Equipment—7.0%
Advanced Energy Industries, Inc. (a)	51,089	4,954,100
FormFactor, Inc. (a)	155,381	6,684,491
MACOM Technology Solutions Holdings, Inc. (a)	127,420	7,013,197
MaxLinear, Inc. (a)	103,460	3,951,137
Rambus, Inc. (a)	229,824	4,012,727
Silicon Laboratories, Inc. (a)	44,076	5,612,638
Silicon Motion Technology Corp. (ADR)	68,081	3,278,100

		35,506,390

Software—10.8%
Blackline, Inc. (a)	41,402	5,522,199
Envestnet, Inc. (a) (b)	75,611	6,222,029
Mimecast, Ltd. (a)	91,412	5,195,858
Q2 Holdings, Inc. (a) (b)	63,586	8,045,536
Rapid7, Inc. (a) (b)	89,839	8,099,884
RealPage, Inc. (a)	75,207	6,561,059
SVMK, Inc. (a)	71,443	1,825,369

Software—(Continued)
Tenable Holdings, Inc. (a)	129,353	6,759,988
Varonis Systems, Inc. (a)	42,728	6,990,728

		55,222,650

Specialty Retail—1.2%
National Vision Holdings, Inc. (a) (b)	133,196	6,032,447

Textiles, Apparel & Luxury Goods—1.2%
Columbia Sportswear Co.	46,391	4,053,646
Steven Madden, Ltd.	52,797	1,864,790

		5,918,436

Trading Companies & Distributors—2.0%
SiteOne Landscape Supply, Inc. (a) (b)	63,114	10,011,774

Total Common Stocks (Cost $309,121,752)		497,196,601

Short-Term Investment—3.1%

Repurchase Agreement—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $16,208,335; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $16,532,600.	16,208,335	16,208,335

Total Short-Term Investments (Cost $16,208,335)		16,208,335

Securities Lending Reinvestments (c)—10.2%

Certificates of Deposit—0.7%
Cooperative Rabobank UA 0.274%, 3M LIBOR + 0.050%, 02/22/21 (d)	1,000,000	1,000,070
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (d)	500,000	500,061
Sumitomo Mitsui Banking Corp. 0.270%, 05/04/21	2,000,000	2,000,000

		3,500,131

Repurchase Agreements—8.7%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $5,400,150; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $5,996,963.	5,400,000	5,400,000
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $2,000,818; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $2,222,652.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $5,922,935; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $6,041,361.	5,922,902	$5,922,902
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $1,000,418; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $1,600,021; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $1,632,001.	1,600,000	1,600,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $900,020; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $918,000.	900,000	900,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $5,000,183; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $5,555,767.	5,000,000	5,000,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $800,009; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $816,329.	800,000	800,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $6,400,149; collateralized by various Common Stock with an aggregate market value of $7,111,194.	6,400,000	6,400,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $4,600,102; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $5,103,224.	4,600,000	4,600,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $2,600,124; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $2,884,431.	2,600,000	2,600,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $1,200,061; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $1,331,067.	1,200,000	1,200,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $5,000,100; collateralized by various Common Stock with an aggregate market value of $5,556,499.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $600,013; collateralized by various Common Stock with an aggregate market value of $666,780.	600,000	600,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $1,400,059; collateralized by various Common Stock with an aggregate market value of $1,555,820.	1,400,000	1,400,000

		44,422,902

Mutual Funds—0.8%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (e)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	1,000,000	1,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $51,922,903)		51,923,033

Total Investments— 110.7% (Cost $377,252,990)		565,327,969

Other assets and liabilities (net)—(10.7)%		(54,742,541)

Net Assets—100.0%		$510,585,428

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $52,296,142 and the collateral received consisted of cash in the amount of $51,922,903 and non-cash collateral with a value of $1,723,070. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations
(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$497,196,601	$—	$—	$497,196,601
Total Short-Term Investment*	—	16,208,335	—	16,208,335
Securities Lending Reinvestments
Certificates of Deposit	—	3,500,131	—	3,500,131
Repurchase Agreements	—	44,422,902	—	44,422,902
Mutual Funds	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	47,923,033	—	51,923,033
Total Investments	$501,196,601	$64,131,368	$—	$565,327,969

Collateral for Securities Loaned (Liability)	$—	$(51,922,903)	$—	$(51,922,903)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$565,327,969
Receivable for:
Investments sold	1,677,623
Fund shares sold	7,243
Dividends	28,737
Prepaid expenses	1,078

Total Assets	567,042,650
Liabilities
Collateral for securities loaned	51,922,903
Payables for:
Investments purchased	3,125,052
Fund shares redeemed	828,922
Accrued Expenses:
Management fees	343,135
Distribution and service fees	16,328
Deferred trustees’ fees	162,357
Other expenses	58,525

Total Liabilities	56,457,222

Net Assets	$510,585,428

Net Assets Consist of:
Paid in surplus	$276,935,580
Distributable earnings (Accumulated losses)	233,649,848

Net Assets	$510,585,428

Net Assets
Class A	$428,889,887
Class B	73,326,073
Class E	8,369,468
Capital Shares Outstanding*
Class A	26,301,524
Class B	5,032,835
Class E	546,365
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.31
Class B	14.57
Class E	15.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $377,252,990.
(b)	Includes securities loaned at value of $52,296,142.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$1,204,792
Interest	11,978
Securities lending income	92,457

Total investment income	1,309,227
Expenses
Management fees	3,390,436
Administration fees	28,269
Custodian and accounting fees	36,678
Distribution and service fees—Class B	152,150
Distribution and service fees—Class E	10,536
Audit and tax services	44,887
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	43,944
Insurance	2,477
Miscellaneous	9,972

Total expenses	3,819,319
Less management fee waiver	(356,394)
Less broker commission recapture	(18,779)

Net expenses	3,444,146

Net Investment Loss	(2,134,919)

Net Realized and Unrealized Gain
Net realized gain on investments	45,550,597
Net change in unrealized appreciation on investments	89,523,575

Net realized and unrealized gain	135,074,172

Net Increase in Net Assets From Operations	$132,939,253

(a)	Net of foreign withholding taxes of $1,862.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(2,134,919)	$(1,712,731)
Net realized gain	45,550,597	44,646,703
Net change in unrealized appreciation	89,523,575	36,900,025

Increase in net assets from operations	132,939,253	79,833,997

From Distributions to Shareholders
Class A	(35,275,802)	(44,956,326)
Class B	(8,707,545)	(11,174,873)
Class E	(946,826)	(1,303,551)

Total distributions	(44,930,173)	(57,434,750)

Increase in net assets from capital share transactions	67,913,417	27,058,373

Total increase in net assets	155,922,497	49,457,620

Net Assets
Beginning of period	354,662,931	305,205,311

End of period	$510,585,428	$354,662,931

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	5,829,819	$74,060,191	728,768	$10,962,896
Reinvestments	3,038,398	35,275,802	3,458,179	44,956,326
Redemptions	(2,768,834)	(39,812,280)	(2,204,813)	(31,227,798)

Net increase	6,099,383	$69,523,713	1,982,134	$24,691,424

Class B
Sales	359,204	$4,053,408	320,538	$4,086,293
Reinvestments	838,070	8,707,545	943,028	11,174,873
Redemptions	(1,166,093)	(14,094,751)	(990,598)	(12,787,962)

Net increase (decrease)	31,181	$(1,333,798)	272,968	$2,473,204

Class E
Sales	19,012	$228,731	28,839	$396,683
Reinvestments	86,706	946,826	105,551	1,303,551
Redemptions	(116,073)	(1,452,055)	(134,734)	(1,806,489)

Net decrease	(10,355)	$(276,498)	(344)	$(106,255)

Increase derived from capital shares transactions		$67,913,417		$27,058,373

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.03	$13.19	$14.98	$12.36	$13.07

Income (Loss) from Investment Operations
Net investment loss (a)	(0.07)	(0.06)	(0.01)	(0.06)	(0.00	)(b)(c)
Net realized and unrealized gain	4.16	3.41	0.43	3.32	0.69

Total income (loss) from investment operations	4.09	3.35	0.42	3.26	0.69

Less Distributions
Distributions from net realized capital gains	(1.81)	(2.51)	(2.21)	(0.64)	(1.40)

Total distributions	(1.81)	(2.51)	(2.21)	(0.64)	(1.40)

Net Asset Value, End of Period	$16.31	$14.03	$13.19	$14.98	$12.36

Total Return (%) (d)	34.34	26.88	0.55	27.04	6.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.98	0.96	0.97	0.96
Net ratio of expenses to average net assets (%) (e)	0.88	0.89	0.88	0.88	0.87
Ratio of net investment loss to average net assets (%)	(0.52)	(0.45)	(0.09)	(0.45)	(0.00	)(c)(f)
Portfolio turnover rate (%)	57	47	44	40	53
Net assets, end of period (in millions)	$428.9	$283.4	$240.4	$298.0	$280.6

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.76	$12.22	$14.05	$11.66	$12.43

Income (Loss) from Investment Operations
Net investment loss (a)	(0.09)	(0.09)	(0.05)	(0.09)	(0.03	)(c)
Net realized and unrealized gain	3.71	3.14	0.43	3.12	0.66

Total income (loss) from investment operations	3.62	3.05	0.38	3.03	0.63

Less Distributions
Distributions from net realized capital gains	(1.81)	(2.51)	(2.21)	(0.64)	(1.40)

Total distributions	(1.81)	(2.51)	(2.21)	(0.64)	(1.40)

Net Asset Value, End of Period	$14.57	$12.76	$12.22	$14.05	$11.66

Total Return (%) (d)	34.04	26.51	0.28	26.68	6.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.22	1.23	1.21	1.22	1.21
Net ratio of expenses to average net assets (%) (e)	1.13	1.14	1.13	1.13	1.12
Ratio of net investment loss to average net assets (%)	(0.78)	(0.70)	(0.33)	(0.70)	(0.25	)(c)
Portfolio turnover rate (%)	57	47	44	40	53
Net assets, end of period (in millions)	$73.3	$63.8	$57.8	$66.0	$60.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.31	$12.64	$14.45	$11.97	$12.71

Income (Loss) from Investment Operations
Net investment loss (a)	(0.08)	(0.08)	(0.03)	(0.08)	(0.02	)(c)
Net realized and unrealized gain	3.90	3.26	0.43	3.20	0.68

Total income (loss) from investment operations	3.82	3.18	0.40	3.12	0.66

Less Distributions
Distributions from net realized capital gains	(1.81)	(2.51)	(2.21)	(0.64)	(1.40)

Total distributions	(1.81)	(2.51)	(2.21)	(0.64)	(1.40)

Net Asset Value, End of Period	$15.32	$13.31	$12.64	$14.45	$11.97

Total Return (%) (d)	34.15	26.68	0.43	26.74	6.16

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	1.13	1.11	1.12	1.11
Net ratio of expenses to average net assets (%) (e)	1.03	1.04	1.03	1.03	1.02
Ratio of net investment loss to average net assets (%)	(0.68)	(0.60)	(0.22)	(0.60)	(0.15	)(c)
Portfolio turnover rate (%)	57	47	44	40	53
Net assets, end of period (in millions)	$8.4	$7.4	$7.0	$7.3	$6.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primary due to net operating losses and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $16,208,335. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $44,422,902. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$229,857,659	$0	$211,663,132

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$3,390,436	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period January 1, 2020 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$377,489,394

Gross unrealized appreciation	190,053,208
Gross unrealized depreciation	(2,214,633)

Net unrealized appreciation (depreciation)	$187,838,575

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$—	$621,360	$44,930,173	$56,813,390	$44,930,173	$57,434,750

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$45,973,633	$187,838,575	$—	$233,812,208

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Loomis Sayles Small Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Growth Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-21

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-22

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-23

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Loomis Sayles Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2020, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one-, three- and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, and above the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, and above the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, E, and G shares of the MetLife Aggregate Bond Index Portfolio returned 7.21%, 7.01%, 7.10%, and 6.89%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 7.51%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. fixed income markets were volatile during 2020. The market experienced positive performance during the first two months of the year before the positive sentiment quickly deteriorated as news of the COVID-19 virus spread across the world. As the global pandemic spread, serious social constraints were implemented in the U.S. causing severe economic disruptions. The Federal Reserve (the “Fed”) and U.S. Congress provided substantial fiscal support that quickly stabilized the markets.

The Fed implemented policies utilized during the Great Financial Crisis in 2008. The Fed Funds rate was decreased by 1.50% to a target range of 0.0% to 0.25%. Quantitative easing (monetary policy used to increase the supply of money and invigorate the economy) was instituted with open-ended Fed buying in U.S. Treasury instruments and Mortgage-Backed Securities (“MBS”) in order to stabilize the markets. The Fed also began numerous lending and purchase programs to support many facets of the market and expanded their balance sheet from $4 trillion to $7 trillion over the year.

Legislatively, Congress enacted multiple stimulus packages. In March, a $2 trillion relief bill was passed to support individuals and small businesses and in December an additional $900 billion stimulus package was enacted. The Fed stated in December that the COVID-19 pandemic caused tremendous human and economic hardship. It also stated that its belief that the on-going public health crisis would continue to weigh on economic activity, employment, and inflation, posing considerable risks to the economic outlook. The Fed and Congress continue to provide stimulus and have shown an open-ended commitment to support the U.S. economy.

U.S. Treasury rates ended the year substantially lower. The 5-year Treasury decreased 132 basis points to 0.36%, the 10-year Treasury decreased 100 basis points to 0.91%, and the 30-year Treasury decreased 73 basis points to 1.64%. The overall curve steepened (long term rates became higher than short term rates) as the difference between the 10-year and 30-year Treasury increased 26 basis points to 73 basis points while the 2-year and 10-year yield differential increased 44 basis points to 79 basis points at year end.

The Bloomberg Barclays U.S. Aggregate Bond Index returned 7.51% in 2020. Corporate bonds and Commercial Mortgage-Backed Securities were the best performing sectors during the period, returning 9.89% and 8.11%, respectively. Residential MBS was the worst performing sector, returning 3.87%. Credit option adjusted spread (the interest rate differential between a riskier fixed income security and Treasury’s risk-free rate) was volatile over the year but ended the year only slightly wider by 3 basis points to 42 basis points.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a stratified sampling approach where the objective is to track the performance of the benchmark Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include sampling, transaction costs, and contributions and withdrawals.

Stacey Lituchy

Jason Chapin

Brian Leonard

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-1

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
MetLife Aggregate Bond Index Portfolio
Class A	7.21	4.21	3.58
Class B	7.01	3.95	3.34
Class E	7.10	4.05	3.43
Class G	6.89	3.90	3.27
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.43	3.84

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	65.9
Corporate Bonds & Notes	28.6
Foreign Government	2.1
Mortgage-Backed Securities	1.2
Municipals	0.7
Asset-Backed Securities	0.3

BHFTII-2

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.27%	$1,000.00	$1,010.50	$1.36
	Hypothetical*	0.27%	$1,000.00	$1,023.78	$1.37

Class B (a)	Actual	0.52%	$1,000.00	$1,008.90	$2.63
	Hypothetical*	0.52%	$1,000.00	$1,022.52	$2.64

Class E (a)	Actual	0.42%	$1,000.00	$1,009.70	$2.12
	Hypothetical*	0.42%	$1,000.00	$1,023.03	$2.14

Class G (a)	Actual	0.57%	$1,000.00	$1,009.00	$2.88
	Hypothetical*	0.57%	$1,000.00	$1,022.27	$2.90

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—65.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—27.6%
Fannie Mae 15 Yr. Pool
2.000%, 11/01/35	12,803,878	$13,389,203
2.000%, 12/01/35	4,972,828	5,200,159
2.500%, 12/01/27	1,514,487	1,584,836
2.500%, 02/01/28	1,205,305	1,261,293
2.500%, 07/01/28	2,206,625	2,314,470
2.500%, 10/01/28	1,336,028	1,403,146
2.500%, 03/01/30	1,419,342	1,491,403
2.500%, 09/01/31	2,381,609	2,496,145
2.500%, 01/01/32	773,267	810,455
2.500%, 04/01/32	1,732,231	1,813,178
2.500%, 09/01/32	502,513	525,995
2.500%, 12/01/34	1,686,332	1,760,073
2.500%, 09/01/35	3,723,924	3,894,575
3.000%, 01/01/27	497,491	523,486
3.000%, 02/01/27	837,665	881,435
3.000%, 03/01/27	427,920	450,627
3.000%, 01/01/29	2,350,330	2,483,130
3.000%, 10/01/29	997,461	1,055,772
3.000%, 06/01/30	1,267,375	1,342,326
3.000%, 02/01/33	2,487,708	2,622,869
3.500%, 02/01/26	635,251	674,479
3.500%, 03/01/26	364,414	386,753
3.500%, 05/01/29	1,033,175	1,108,405
3.500%, 08/01/32	411,226	436,988
3.500%, 03/01/34	697,739	740,672
4.000%, 06/01/24	66,228	70,367
4.000%, 11/01/24	455,266	483,716
4.000%, 08/01/34	1,617,221	1,723,349
4.500%, 08/01/24	130,049	135,671
4.500%, 06/01/25	246,780	259,347
5.000%, 01/01/22	7,180	7,258
5.000%, 02/01/24	62,050	63,292
Fannie Mae 20 Yr. Pool
3.000%, 02/01/33	930,438	989,095
3.000%, 08/01/35	1,221,340	1,292,054
3.000%, 05/01/36	1,493,046	1,577,131
3.500%, 04/01/32	782,446	841,423
3.500%, 09/01/35	1,100,352	1,182,621
3.500%, 07/01/38	993,045	1,050,759
4.000%, 02/01/31	338,678	368,523
4.000%, 03/01/38	916,675	981,985
4.000%, 07/01/38	1,046,597	1,121,164
4.500%, 08/01/30	196,560	215,214
5.000%, 02/01/24	46,187	50,941
5.000%, 09/01/25	53,529	59,210
5.500%, 07/01/23	25,581	26,614
5.500%, 01/01/24	18,999	19,929
5.500%, 07/01/24	57,587	60,979
5.500%, 07/01/25	61,151	65,809
7.000%, 10/01/21	409	413
Fannie Mae 30 Yr. Pool
2.000%, 10/01/50	12,848,448	13,350,192
2.000%, 11/01/50	9,933,438	10,321,348
2.000%, 12/01/50	4,987,715	5,182,489
2.000%, 01/01/51	12,000,000	12,468,611

Agency Sponsored Mortgage—Backed—(Continued)
Fannie Mae 30 Yr. Pool
2.500%, 01/01/50	2,145,226	2,256,424
2.500%, 03/01/50	2,107,929	2,221,679
2.500%, 05/01/50	4,301,002	4,533,095
2.500%, 07/01/50	6,568,525	6,922,981
2.500%, 08/01/50	11,380,017	11,994,114
2.500%, 09/01/50	8,649,779	9,116,544
2.500%, 11/01/50	1,981,452	2,088,377
2.500%, 12/01/50	2,989,093	3,150,392
2.500%, 01/01/51	3,000,000	3,161,888
3.000%, 08/01/42	1,019,558	1,094,919
3.000%, 09/01/42	1,164,645	1,242,066
3.000%, 11/01/42	1,492,904	1,620,510
3.000%, 12/01/42	3,055,013	3,271,111
3.000%, 01/01/43	766,029	816,951
3.000%, 02/01/43	3,161,191	3,394,852
3.000%, 03/01/43	2,863,632	3,089,999
3.000%, 05/01/43	1,940,665	2,069,554
3.000%, 07/01/43	5,556,023	5,958,975
3.000%, 09/01/43	1,006,703	1,073,563
3.000%, 05/01/45	2,062,288	2,214,402
3.000%, 05/01/46	1,601,974	1,692,745
3.000%, 06/01/46	2,150,589	2,272,446
3.000%, 08/01/46	2,246,804	2,374,113
3.000%, 02/01/47	2,808,850	2,968,006
3.000%, 11/01/49	1,802,538	1,885,229
3.000%, 12/01/49	3,175,831	3,321,522
3.000%, 01/01/50	3,299,184	3,450,534
3.000%, 02/01/50	1,655,897	1,731,861
3.000%, 04/01/50	3,777,411	3,958,401
3.000%, 05/01/50	5,881,661	6,163,473
3.000%, 07/01/50	2,131,874	2,234,020
3.000%, 08/01/50	5,702,479	5,975,706
3.500%, 12/01/40	847,797	918,798
3.500%, 03/01/42	764,260	833,000
3.500%, 04/01/42	1,406,202	1,522,310
3.500%, 05/01/42	1,480,681	1,602,939
3.500%, 06/01/42	1,065,661	1,153,652
3.500%, 08/01/42	616,996	667,940
3.500%, 09/01/42	2,505,598	2,717,102
3.500%, 10/01/42	1,308,211	1,416,229
3.500%, 01/01/43	877,643	950,109
3.500%, 02/01/43	1,632,405	1,795,875
3.500%, 04/01/43	2,091,869	2,291,487
3.500%, 06/01/43	1,081,230	1,160,912
3.500%, 08/01/44	1,145,240	1,230,854
3.500%, 02/01/45	1,505,943	1,618,522
3.500%, 03/01/45	2,385,855	2,562,013
3.500%, 04/01/45	2,409,854	2,600,196
3.500%, 09/01/45	4,553,006	4,886,097
3.500%, 11/01/45	1,519,748	1,630,930
3.500%, 01/01/46	1,750,866	1,878,956
3.500%, 03/01/46	1,729,835	1,836,865
3.500%, 05/01/46	1,283,024	1,362,408
3.500%, 11/01/47	3,014,432	3,194,596
3.500%, 03/01/48	2,511,207	2,659,157
3.500%, 02/01/49	688,783	729,364

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 08/01/49	874,996	$923,520
3.500%, 10/01/49	1,857,672	1,960,691
3.500%, 01/01/50	1,242,181	1,311,067
3.500%, 02/01/50	646,577	682,433
3.500%, 05/01/50	2,468,658	2,632,993
3.500%, 06/01/50	3,396,183	3,622,262
3.500%, 07/01/50	2,680,599	2,859,043
4.000%, 08/01/39	514,445	567,205
4.000%, 09/01/39	452,451	498,853
4.000%, 12/01/39	546,855	602,939
4.000%, 06/01/40	546,269	601,703
4.000%, 09/01/40	334,378	368,310
4.000%, 12/01/40	2,862,083	3,154,108
4.000%, 01/01/41	1,371,650	1,510,841
4.000%, 02/01/41	1,841,686	2,029,901
4.000%, 12/01/41	626,797	692,059
4.000%, 02/01/42	716,111	790,673
4.000%, 09/01/43	960,978	1,055,107
4.000%, 02/01/44	1,772,442	1,963,436
4.000%, 05/01/44	1,040,258	1,131,588
4.000%, 08/01/44	1,490,575	1,621,442
4.000%, 10/01/44	686,582	746,861
4.000%, 11/01/44	1,680,894	1,815,223
4.000%, 01/01/45	1,276,083	1,388,118
4.000%, 03/01/45	831,428	906,137
4.000%, 10/01/45	1,322,009	1,440,799
4.000%, 03/01/47	469,660	504,645
4.000%, 05/01/47	545,194	585,805
4.000%, 06/01/47	3,452,796	3,709,995
4.000%, 07/01/47	837,838	900,249
4.000%, 10/01/47	1,220,332	1,311,234
4.000%, 05/01/48	1,468,855	1,566,673
4.000%, 06/01/48	1,329,684	1,418,234
4.000%, 07/01/48	997,943	1,064,400
4.000%, 09/01/48	499,262	532,510
4.000%, 10/01/48	795,881	848,883
4.000%, 11/01/48	957,192	1,020,936
4.000%, 04/01/49	1,581,808	1,690,259
4.000%, 02/01/50	1,976,937	2,112,478
4.000%, 03/01/50	2,032,929	2,172,309
4.500%, 08/01/33	109,920	124,206
4.500%, 10/01/33	106,839	120,725
4.500%, 04/01/34	57,313	64,769
4.500%, 01/01/39	37,610	42,121
4.500%, 07/01/39	734,931	822,436
4.500%, 09/01/39	1,048,636	1,173,493
4.500%, 10/01/39	380,789	426,128
4.500%, 05/01/40	680,179	770,123
4.500%, 08/01/40	910,037	1,017,098
4.500%, 11/01/40	525,930	587,803
4.500%, 12/01/40	1,058,606	1,183,145
4.500%, 04/01/41	2,631,141	2,940,834
4.500%, 05/01/41	588,575	657,876
4.500%, 03/01/44	459,651	512,992
4.500%, 08/01/47	1,172,394	1,277,375
4.500%, 08/01/48	2,217,641	2,401,897

Agency Sponsored Mortgage—Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 10/01/48	737,110	798,353
4.500%, 12/01/48	990,861	1,073,189
4.500%, 09/01/50	2,814,481	3,058,903
5.000%, 07/01/33	78,780	89,935
5.000%, 08/01/33	237,377	274,151
5.000%, 09/01/33	93,062	106,239
5.000%, 10/01/33	987,719	1,147,160
5.000%, 03/01/34	113,318	129,363
5.000%, 04/01/34	244,311	279,218
5.000%, 05/01/34	37,871	43,324
5.000%, 09/01/34	123,482	141,262
5.000%, 02/01/35	54,614	62,478
5.000%, 04/01/35	41,208	47,133
5.000%, 05/01/35	27,954	31,974
5.000%, 11/01/35	77,940	89,147
5.000%, 03/01/36	259,596	296,924
5.000%, 07/01/37	243,716	278,485
5.000%, 01/01/39	195,525	223,419
5.000%, 04/01/40	688,420	781,537
5.000%, 07/01/41	468,666	532,286
5.000%, 04/01/49	1,251,038	1,388,850
5.500%, 10/01/32	11,475	12,612
5.500%, 02/01/33	49,931	57,508
5.500%, 03/01/33	141,177	158,376
5.500%, 08/01/33	369,745	429,772
5.500%, 10/01/33	46,333	53,928
5.500%, 12/01/33	310,828	356,319
5.500%, 02/01/34	52,640	57,895
5.500%, 03/01/34	62,904	72,947
5.500%, 04/01/34	24,116	27,914
5.500%, 06/01/34	97,348	112,992
5.500%, 09/01/34	93,529	108,753
5.500%, 12/01/34	69,579	81,125
5.500%, 01/01/35	80,491	93,566
5.500%, 04/01/35	17,484	19,491
5.500%, 06/01/35	87,281	100,683
5.500%, 01/01/37	92,001	107,678
5.500%, 05/01/37	50,293	58,326
5.500%, 05/01/38	35,661	41,882
5.500%, 06/01/38	50,194	58,953
5.500%, 07/01/38	16,231	17,740
6.000%, 08/01/28	1,179	1,190
6.000%, 11/01/28	351	386
6.000%, 12/01/28	409	460
6.000%, 06/01/31	28,705	31,905
6.000%, 09/01/32	40,410	46,921
6.000%, 01/01/33	8,119	9,252
6.000%, 02/01/33	45,335	52,552
6.000%, 03/01/33	53,765	56,524
6.000%, 04/01/33	169,060	189,499
6.000%, 05/01/33	73,123	80,806
6.000%, 05/01/34	64,048	69,661
6.000%, 09/01/34	59,682	67,047
6.000%, 11/01/34	137,629	161,774
6.000%, 01/01/35	41,052	46,647
6.000%, 07/01/36	22,892	26,788

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 09/01/36	64,513	$75,722
6.000%, 07/01/37	43,308	48,462
6.000%, 08/01/37	99,562	116,907
6.000%, 09/01/37	176,415	207,868
6.000%, 10/01/37	65,885	76,522
6.000%, 05/01/38	263,600	309,905
6.000%, 12/01/38	66,999	78,315
6.500%, 05/01/28	18,502	20,974
6.500%, 12/01/28	48,201	51,859
6.500%, 03/01/29	1,733	1,958
6.500%, 04/01/29	13,595	15,510
6.500%, 05/01/29	1,238	1,387
6.500%, 08/01/29	639	720
6.500%, 05/01/30	11,278	11,992
6.500%, 09/01/31	3,290	3,598
6.500%, 06/01/32	10,172	12,019
6.500%, 10/01/33	32,750	35,730
6.500%, 10/01/34	132,611	156,616
6.500%, 10/01/37	38,220	45,101
7.000%, 06/01/26	228	244
7.000%, 06/01/28	5,243	5,533
7.000%, 10/01/29	3,125	3,627
7.000%, 12/01/29	2,578	2,795
7.000%, 06/01/32	39,367	47,176
7.000%, 10/01/37	69,534	84,873
7.500%, 09/01/25	1,351	1,490
7.500%, 06/01/26	1,633	1,828
7.500%, 07/01/29	4,620	5,315
7.500%, 10/01/29	2,156	2,306
8.000%, 11/01/29	62	74
8.000%, 05/01/30	13,488	15,033
8.000%, 11/01/30	793	920
8.000%, 01/01/31	943	1,086
8.000%, 02/01/31	2,484	2,991
Fannie Mae-ACES
1.610%, 03/25/31	1,892,056	1,973,187
Freddie Mac 15 Yr. Gold Pool
2.500%, 12/01/27	595,874	625,576
2.500%, 02/01/28	1,109,588	1,165,596
2.500%, 04/01/28	918,871	961,912
2.500%, 12/01/29	1,395,465	1,460,614
2.500%, 01/01/31	1,944,677	2,038,530
2.500%, 01/01/32	3,204,946	3,360,272
3.000%, 03/01/27	474,062	498,952
3.000%, 05/01/27	634,893	668,761
3.000%, 11/01/28	847,029	892,497
3.000%, 12/01/29	1,480,154	1,567,241
3.000%, 05/01/31	1,866,234	1,971,180
3.500%, 12/01/25	456,722	485,789
3.500%, 05/01/26	166,291	176,509
3.500%, 09/01/30	1,266,822	1,365,032
4.000%, 05/01/25	221,972	236,149
4.000%, 08/01/25	109,584	116,583
4.000%, 10/01/25	163,338	173,770
5.500%, 01/01/24	74,041	76,964

Agency Sponsored Mortgage—Backed—(Continued)
Freddie Mac 15 Yr. Pool
2.000%, 10/01/35	3,896,115	4,074,514
2.000%, 11/01/35	2,954,607	3,089,895
2.500%, 08/01/35	4,711,503	4,927,467
3.000%, 10/01/32	971,156	1,024,083
3.000%, 03/01/35	1,848,250	1,939,011
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/33	1,463,321	1,558,452
3.000%, 02/01/37	1,632,538	1,724,936
3.500%, 04/01/32	895,998	963,895
4.000%, 01/01/31	379,706	413,255
4.000%, 08/01/31	384,503	418,551
4.500%, 05/01/29	89,812	98,341
5.000%, 03/01/27	38,877	43,305
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	1,512,724	1,613,689
3.000%, 01/01/43	1,302,066	1,388,971
3.000%, 03/01/43	4,043,274	4,359,623
3.000%, 04/01/43	2,437,002	2,616,154
3.000%, 06/01/43	1,383,907	1,498,124
3.000%, 07/01/43	2,051,722	2,188,685
3.000%, 06/01/45	2,065,652	2,181,657
3.000%, 06/01/46	2,158,577	2,281,438
3.000%, 11/01/46	2,348,807	2,482,496
3.000%, 01/01/47	3,964,577	4,190,232
3.500%, 01/01/42	639,466	693,324
3.500%, 03/01/42	588,629	637,358
3.500%, 02/01/43	936,203	1,013,707
3.500%, 05/01/43	1,316,445	1,427,617
3.500%, 06/01/43	886,008	960,795
3.500%, 06/01/44	817,034	878,272
3.500%, 10/01/44	964,035	1,036,291
3.500%, 11/01/44	1,643,778	1,783,466
3.500%, 12/01/44	1,205,738	1,296,111
3.500%, 05/01/45	1,550,982	1,664,898
3.500%, 08/01/45	2,240,623	2,465,120
3.500%, 11/01/45	1,593,666	1,710,718
3.500%, 12/01/45	962,031	1,032,691
3.500%, 03/01/46	2,855,472	3,050,167
3.500%, 06/01/47	1,439,736	1,526,156
3.500%, 08/01/47	951,857	1,008,992
3.500%, 11/01/47	1,242,336	1,316,907
4.000%, 06/01/39	332,441	366,644
4.000%, 12/01/39	523,900	577,801
4.000%, 11/01/40	517,962	570,568
4.000%, 04/01/41	591,373	653,021
4.000%, 09/01/41	555,676	613,603
4.000%, 10/01/41	1,416,800	1,564,495
4.000%, 11/01/41	507,558	560,469
4.000%, 10/01/43	1,717,532	1,885,897
4.000%, 07/01/44	1,290,099	1,403,544
4.000%, 10/01/44	993,754	1,081,140
4.000%, 07/01/45	1,571,610	1,713,530
4.000%, 01/01/46	1,530,715	1,668,883
4.000%, 02/01/46	848,158	924,716
4.000%, 06/01/47	1,523,683	1,637,182

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, 10/01/47	782,151	$840,414
4.000%, 11/01/47	810,617	871,000
4.000%, 03/01/48	1,264,149	1,358,315
4.000%, 05/01/48	645,273	688,264
4.000%, 10/01/48	750,008	799,947
4.000%, 11/01/48	877,403	935,826
4.000%, 01/01/49	520,703	555,374
4.500%, 10/01/35	178,560	199,978
4.500%, 06/01/38	266,020	297,930
4.500%, 02/01/39	182,050	203,822
4.500%, 03/01/39	193,094	216,119
4.500%, 04/01/39	323,349	361,904
4.500%, 09/01/39	304,363	340,655
4.500%, 10/01/39	789,102	883,193
4.500%, 11/01/39	226,058	253,013
4.500%, 01/01/40	211,111	236,284
4.500%, 05/01/40	303,083	338,855
4.500%, 11/01/40	539,048	602,671
4.500%, 02/01/41	86,217	96,372
4.500%, 05/01/41	294,940	329,697
4.500%, 06/01/41	186,518	208,498
4.500%, 12/01/43	430,848	480,690
4.500%, 12/01/45	570,854	637,064
4.500%, 08/01/47	1,095,203	1,193,814
4.500%, 08/01/48	508,831	551,193
4.500%, 10/01/48	903,854	979,102
4.500%, 12/01/48	592,820	642,174
5.000%, 10/01/33	322,550	368,343
5.000%, 03/01/34	42,335	48,455
5.000%, 08/01/35	212,162	242,754
5.000%, 09/01/35	78,152	89,420
5.000%, 10/01/35	58,051	66,417
5.000%, 01/01/36	217,513	248,872
5.000%, 04/01/38	129,870	148,425
5.000%, 11/01/39	651,043	741,546
5.000%, 05/01/40	749,323	850,936
5.500%, 06/01/34	110,159	126,915
5.500%, 10/01/35	83,551	93,932
5.500%, 12/01/35	244,894	286,427
5.500%, 01/01/36	161,156	188,723
5.500%, 12/01/37	158,893	185,243
5.500%, 04/01/38	712,068	832,928
5.500%, 07/01/38	83,279	97,901
5.500%, 08/01/38	250,279	291,911
6.000%, 11/01/28	3,654	4,055
6.000%, 12/01/28	2,383	2,679
6.000%, 04/01/29	1,378	1,531
6.000%, 06/01/31	1,171	1,299
6.000%, 07/01/31	298	344
6.000%, 09/01/31	43,100	46,634
6.000%, 11/01/32	10,737	12,310
6.000%, 06/01/34	38,322	42,377
6.000%, 11/01/35	48,449	56,156
6.000%, 02/01/36	41,037	45,872
6.000%, 08/01/36	22,771	26,716
6.000%, 10/01/36	70,273	82,729

Agency Sponsored Mortgage—Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
6.000%, 11/01/36	20,436	22,550
6.000%, 01/01/37	32,977	37,329
6.000%, 02/01/38	74,791	87,165
6.000%, 11/01/39	612,196	721,552
6.000%, 04/01/40	215,370	255,379
6.500%, 02/01/30	4,056	4,575
6.500%, 08/01/31	4,030	4,748
6.500%, 10/01/31	5,651	6,213
6.500%, 11/01/31	8,558	10,131
6.500%, 03/01/32	141,771	167,068
6.500%, 04/01/32	150,647	178,607
6.500%, 09/01/36	186,243	223,919
6.500%, 11/01/37	51,359	60,862
7.000%, 12/01/27	579	660
7.000%, 11/01/28	1,321	1,528
7.000%, 04/01/29	1,449	1,683
7.000%, 05/01/29	494	551
7.000%, 07/01/29	196	208
7.000%, 01/01/31	35,476	38,433
7.500%, 10/01/27	3,334	3,796
7.500%, 10/01/29	5,564	6,526
7.500%, 05/01/30	9,441	11,029
8.000%, 02/01/27	1,369	1,561
8.000%, 10/01/28	2,394	2,732
Freddie Mac 30 Yr. Pool
2.000%, 10/01/50	10,841,357	11,264,535
2.000%, 11/01/50	4,963,502	5,157,246
2.000%, 12/01/50	7,976,926	8,288,295
2.000%, 01/01/51	12,000,000	12,468,405
2.500%, 03/01/50	3,614,589	3,809,834
2.500%, 07/01/50	11,906,290	12,549,420
2.500%, 09/01/50	4,878,619	5,142,143
2.500%, 10/01/50	3,821,240	4,027,648
2.500%, 12/01/50	4,982,574	5,251,713
3.000%, 01/01/48	961,742	1,010,415
3.000%, 09/01/49	2,584,617	2,703,269
3.000%, 12/01/49	3,189,469	3,335,887
3.000%, 02/01/50	1,634,351	1,709,379
3.000%, 04/01/50	2,960,278	3,101,812
3.000%, 05/01/50	2,478,211	2,596,698
3.000%, 07/01/50	2,218,394	2,324,446
3.000%, 11/01/50	5,938,185	6,222,081
3.500%, 10/01/47	1,249,484	1,324,327
3.500%, 04/01/49	1,034,805	1,092,088
3.500%, 05/01/49	660,467	697,028
3.500%, 10/01/49	1,327,427	1,400,909
3.500%, 03/01/50	1,992,379	2,102,671
3.500%, 06/01/50	3,362,344	3,586,218
3.500%, 08/01/50	3,774,242	4,025,542
4.000%, 02/01/49	503,266	536,772
4.000%, 06/01/49	984,157	1,051,750
4.000%, 06/01/50	2,593,639	2,777,984
4.500%, 01/01/49	532,497	576,739
4.500%, 09/01/49	1,358,667	1,477,581
Freddie Mac Multifamily Structured Pass-Through Certificates
2.519%, 07/25/29	2,250,000	2,500,294

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
2.785%, 06/25/29	1,800,000	$2,035,635
3.060%, 07/25/23 (a)	2,000,000	2,123,631
3.117%, 06/25/27	2,000,000	2,269,220
3.171%, 10/25/24	975,000	1,066,254
3.187%, 09/25/27 (a)	1,265,000	1,449,456
3.194%, 07/25/27	685,000	781,931
3.458%, 08/25/23 (a)	2,000,000	2,147,072
3.780%, 10/25/28 (a)	4,000,000	4,771,282
3.920%, 09/25/28 (a)	2,900,000	3,490,749
3.926%, 07/25/28 (a)	2,500,000	3,007,311
Ginnie Mae I 15 Yr. Pool
3.000%, 08/15/28	957,708	1,000,644
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/42	1,158,266	1,212,037
3.000%, 12/15/42	1,124,961	1,230,222
3.000%, 02/15/43	769,491	841,491
3.000%, 03/15/43	831,267	869,648
3.000%, 05/15/43	1,189,409	1,244,326
3.000%, 07/15/43	819,713	857,560
3.500%, 02/15/42	445,109	484,559
4.000%, 07/15/39	786,462	865,700
4.000%, 07/15/40	440,143	484,389
4.500%, 01/15/39	136,774	153,154
4.500%, 04/15/39	365,110	408,450
4.500%, 05/15/39	763,805	860,416
4.500%, 08/15/39	339,266	379,540
4.500%, 01/15/40	328,779	367,808
4.500%, 04/15/40	105,661	119,146
4.500%, 02/15/41	131,683	148,053
4.500%, 04/15/41	121,763	136,466
5.000%, 12/15/35	129,119	144,218
5.000%, 12/15/36	63,539	69,100
5.000%, 01/15/39	390,763	435,770
5.000%, 02/15/39	61,361	69,165
5.000%, 08/15/39	507,134	563,042
5.000%, 09/15/39	96,922	107,040
5.000%, 12/15/39	242,868	268,183
5.000%, 05/15/40	335,260	366,274
5.500%, 03/15/36	53,689	58,724
5.500%, 01/15/37	155,927	173,424
5.500%, 11/15/37	266,929	301,624
5.500%, 09/15/38	19,911	21,405
5.500%, 08/15/39	339,735	385,428
6.000%, 01/15/29	1,277	1,393
6.000%, 01/15/33	98,700	114,166
6.000%, 03/15/35	75,699	87,803
6.000%, 12/15/35	49,644	56,233
6.000%, 06/15/36	62,659	72,429
6.000%, 09/15/36	72,679	84,126
6.000%, 07/15/38	451,720	524,994
6.500%, 05/15/23	442	446
6.500%, 02/15/27	10,655	11,580
6.500%, 07/15/28	5,941	6,539
6.500%, 08/15/28	5,094	5,629
6.500%, 11/15/28	2,677	3,019
6.500%, 12/15/28	6,650	7,266

Agency Sponsored Mortgage—Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
6.500%, 07/15/29	1,561	1,661
6.500%, 05/15/36	93,348	110,276
7.000%, 01/15/28	751	840
7.000%, 05/15/28	3,992	4,262
7.000%, 06/15/28	4,536	5,112
7.000%, 10/15/28	4,792	5,310
7.000%, 09/15/29	1,123	1,144
7.000%, 01/15/31	1,059	1,128
7.000%, 03/15/31	567	628
7.000%, 07/15/31	185,253	215,886
7.000%, 08/15/31	39,493	46,338
7.000%, 07/15/32	11,945	14,115
8.000%, 08/15/26	1,182	1,310
8.000%, 09/15/26	1,645	1,733
8.000%, 06/15/29	17,280	19,196
9.000%, 11/15/24	92	92
Ginnie Mae II 30 Yr. Pool
2.000%, 11/20/50	5,984,087	6,261,492
2.500%, 02/20/50	2,427,194	2,570,429
2.500%, 06/20/50	7,394,739	7,831,123
2.500%, 07/20/50	4,897,963	5,187,005
2.500%, 09/20/50	6,933,181	7,342,327
2.500%, 10/20/50	1,988,596	2,105,949
2.500%, 11/20/50	2,992,296	3,168,880
3.000%, 12/20/42	1,149,924	1,228,984
3.000%, 03/20/43	1,869,725	2,070,384
3.000%, 12/20/44	1,181,324	1,259,697
3.000%, 04/20/45	1,111,900	1,184,763
3.000%, 08/20/45	1,832,545	1,952,632
3.000%, 11/20/45	1,033,369	1,101,086
3.000%, 01/20/46	1,781,502	1,898,244
3.000%, 09/20/46	2,045,634	2,172,721
3.000%, 10/20/46	2,062,781	2,190,934
3.000%, 11/20/46	2,152,021	2,285,718
3.000%, 01/20/47	2,193,597	2,329,877
3.000%, 04/20/47	918,961	972,993
3.000%, 02/20/48	1,531,637	1,621,693
3.000%, 10/20/49	1,931,268	2,022,490
3.000%, 12/20/49	3,528,354	3,695,013
3.000%, 01/20/50	5,052,825	5,291,491
3.000%, 05/20/50	3,847,573	4,037,047
3.000%, 07/20/50	2,251,944	2,362,842
3.000%, 11/20/50	7,973,265	8,365,909
3.500%, 12/20/41	679,590	741,868
3.500%, 08/20/42	643,620	702,384
3.500%, 01/20/43	2,017,698	2,244,250
3.500%, 04/20/43	838,150	950,886
3.500%, 05/20/43	1,358,548	1,478,464
3.500%, 07/20/44	1,533,525	1,665,509
3.500%, 02/20/45	1,608,859	1,747,327
3.500%, 06/20/45	1,035,006	1,121,199
3.500%, 08/20/45	2,445,625	2,649,293
3.500%, 09/20/45	2,831,905	3,067,741
3.500%, 10/20/45	1,660,564	1,798,853
3.500%, 12/20/45	1,510,618	1,636,420
3.500%, 01/20/46	1,457,994	1,579,414

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.500%, 02/20/46	1,203,627	$1,303,863
3.500%, 06/20/46	1,384,092	1,495,583
3.500%, 02/20/47	2,186,616	2,362,752
3.500%, 03/20/47	1,928,396	2,065,855
3.500%, 09/20/47	859,337	920,591
3.500%, 12/20/47	4,126,945	4,421,120
3.500%, 10/20/48	425,675	455,540
3.500%, 05/20/49	893,484	945,281
3.500%, 07/20/49	970,449	1,026,708
3.500%, 09/20/49	2,747,221	2,906,483
3.500%, 10/20/49	1,757,433	1,859,314
3.500%, 11/20/49	2,461,349	2,604,038
3.500%, 12/20/49	1,604,491	1,697,507
3.500%, 02/20/50	2,219,478	2,348,146
3.500%, 06/20/50	1,911,549	2,053,438
4.000%, 11/20/40	617,210	682,835
4.000%, 12/20/40	809,082	897,422
4.000%, 05/20/43	1,395,168	1,579,877
4.000%, 11/20/43	429,223	473,498
4.000%, 04/20/44	607,011	670,144
4.000%, 05/20/44	738,273	815,058
4.000%, 09/20/44	1,185,352	1,308,636
4.000%, 10/20/44	1,688,376	1,863,978
4.000%, 11/20/44	323,467	357,110
4.000%, 10/20/45	1,251,834	1,369,402
4.000%, 11/20/45	668,887	731,707
4.000%, 02/20/47	1,540,808	1,662,978
4.000%, 03/20/47	311,516	336,215
4.000%, 04/20/47	1,279,458	1,377,023
4.000%, 09/20/47	1,161,258	1,249,810
4.000%, 07/20/48	901,462	966,868
4.000%, 08/20/48	636,936	683,149
4.000%, 09/20/48	1,137,920	1,220,482
4.000%, 07/20/49	1,385,898	1,476,010
4.000%, 05/20/50	1,866,229	1,987,572
4.500%, 08/20/40	497,361	559,005
4.500%, 12/20/40	353,019	396,773
4.500%, 04/20/41	279,588	314,402
4.500%, 03/20/42	255,166	286,939
4.500%, 10/20/43	369,480	413,781
4.500%, 02/20/44	744,947	834,267
4.500%, 04/20/45	657,955	736,844
4.500%, 03/20/47	720,493	788,176
4.500%, 11/20/47	695,908	758,883
4.500%, 08/20/48	1,760,066	1,896,346
4.500%, 03/20/49	694,150	747,898
5.000%, 08/20/40	241,502	275,432
5.000%, 10/20/40	263,511	300,533
5.000%, 06/20/44	567,685	647,442
5.000%, 10/20/48	804,057	875,734
5.000%, 01/20/49	606,517	660,585
6.500%, 06/20/31	10,933	12,531
6.500%, 11/20/38	232,910	276,427
7.500%, 02/20/28	1,082	1,218

		786,731,405

Federal Agencies—1.6%
Federal Home Loan Bank
2.875%, 09/13/24	1,800,000	1,971,018
3.000%, 10/12/21	7,700,000	7,870,863
3.250%, 11/16/28 (b)	2,700,000	3,218,886
Federal Home Loan Mortgage Corp.
0.250%, 06/08/22 (b)	4,000,000	4,011,040
1.125%, 08/12/21 (b)	5,200,000	5,231,668
1.500%, 02/12/25	2,500,000	2,619,575
6.250%, 07/15/32 (b)	1,600,000	2,477,296
6.750%, 03/15/31	900,000	1,386,621
Federal National Mortgage Association
0.750%, 10/08/27	1,500,000	1,503,570
2.125%, 04/24/26 (b)	3,500,000	3,811,850
2.625%, 09/06/24 (b)	3,800,000	4,134,514
6.625%, 11/15/30 (b)	2,450,000	3,708,639
Tennessee Valley Authority
3.500%, 12/15/42	1,600,000	2,002,304
5.250%, 09/15/39	1,350,000	2,029,293

		45,977,137

U.S. Treasury—36.7%
U.S. Treasury Bonds
1.125%, 05/15/40	7,100,000	6,740,562
1.125%, 08/15/40	6,200,000	5,871,594
1.250%, 05/15/50 (b)	6,200,000	5,627,469
1.375%, 11/15/40	3,000,000	2,967,188
1.375%, 08/15/50	8,400,000	7,867,125
1.625%, 11/15/50	5,000,000	4,980,469
2.000%, 02/15/50	5,600,000	6,085,625
2.250%, 08/15/46	3,000,000	3,426,563
2.250%, 08/15/49	12,000,000	13,741,875
2.500%, 02/15/46	3,300,000	3,944,016
2.500%, 05/15/46	4,800,000	5,737,500
2.750%, 08/15/42	4,820,000	5,973,788
2.750%, 11/15/42	1,200,000	1,486,313
2.750%, 08/15/47	3,000,000	3,763,594
2.750%, 11/15/47	800,000	1,004,625
2.875%, 05/15/43	5,760,000	7,282,800
2.875%, 08/15/45	5,200,000	6,618,625
2.875%, 11/15/46	4,600,000	5,880,094
2.875%, 05/15/49	2,300,000	2,971,672
3.000%, 11/15/44	2,600,000	3,366,188
3.000%, 05/15/45 (b)	3,100,000	4,023,219
3.000%, 02/15/47	7,000,000	9,159,062
3.000%, 05/15/47	5,800,000	7,599,812
3.000%, 08/15/48	11,200,000	14,742,000
3.000%, 02/15/49	7,300,000	9,633,719
3.125%, 11/15/41 (b)	3,000,000	3,922,500
3.125%, 02/15/43	3,270,000	4,288,809
3.125%, 08/15/44	4,700,000	6,200,328
3.375%, 05/15/44	3,000,000	4,103,438
3.375%, 11/15/48	10,000,000	14,051,562
3.500%, 02/15/39	1,872,000	2,540,655
3.625%, 08/15/43	2,600,000	3,672,500
3.625%, 02/15/44	2,420,000	3,426,569

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.750%, 08/15/41	2,800,000	$3,978,188
3.750%, 11/15/43	2,600,000	3,742,781
4.250%, 05/15/39	2,200,000	3,263,563
4.250%, 11/15/40	2,780,000	4,175,647
4.375%, 11/15/39	1,900,000	2,871,969
4.375%, 05/15/40	1,220,000	1,851,350
4.375%, 05/15/41	1,350,000	2,069,508
4.500%, 02/15/36	600,000	880,406
4.500%, 05/15/38 (b)	2,000,000	3,018,750
4.625%, 02/15/40	1,300,000	2,025,359
5.000%, 05/15/37	1,560,000	2,444,081
5.250%, 02/15/29 (b)	750,000	1,016,133
5.375%, 02/15/31	3,675,000	5,274,773
6.250%, 08/15/23	7,700,000	8,922,977
6.250%, 05/15/30	2,500,000	3,723,047
7.125%, 02/15/23 (b)	11,125,000	12,758,115
7.250%, 08/15/22	6,120,000	6,820,931
U.S. Treasury Notes
0.125%, 07/31/22 (b)	10,000,000	10,001,172
0.125%, 08/31/22	5,000,000	5,000,195
0.125%, 09/30/22	5,000,000	5,000,195
0.125%, 10/31/22	4,000,000	4,000,313
0.125%, 11/30/22 (b)	7,000,000	7,000,547
0.125%, 07/15/23 (b)	13,500,000	13,492,617
0.125%, 08/15/23	8,000,000	7,995,000
0.125%, 09/15/23	12,000,000	11,990,625
0.125%, 10/15/23	15,000,000	14,988,281
0.250%, 06/15/23 (b)	15,000,000	15,038,672
0.250%, 06/30/25	23,100,000	23,040,445
0.250%, 07/31/25	7,000,000	6,979,219
0.250%, 09/30/25 (b)	13,000,000	12,949,219
0.500%, 03/31/25	4,000,000	4,036,563
0.500%, 04/30/27 (b)	8,000,000	7,979,375
0.500%, 10/31/27 (b)	13,100,000	12,995,609
0.625%, 11/30/27	7,000,000	6,997,812
0.625%, 05/15/30 (b)	10,000,000	9,778,125
0.625%, 08/15/30	11,100,000	10,824,234
0.875%, 11/15/30	5,000,000	4,982,813
1.125%, 02/28/25 (b)	3,800,000	3,933,891
1.250%, 07/31/23	8,600,000	8,843,891
1.500%, 10/31/24 (b)	8,100,000	8,489,180
1.500%, 11/30/24 (b)	7,600,000	7,969,312
1.500%, 08/15/26 (b)	5,600,000	5,928,563
1.500%, 01/31/27	8,000,000	8,478,750
1.500%, 02/15/30 (b)	8,300,000	8,782,437
1.625%, 11/15/22	12,800,000	13,156,000
1.625%, 05/31/23	7,900,000	8,180,820
1.625%, 02/15/26	6,400,000	6,806,000
1.625%, 05/15/26	10,900,000	11,604,242
1.625%, 09/30/26	6,000,000	6,396,094
1.625%, 08/15/29 (b)	4,500,000	4,814,297
1.750%, 02/28/22	9,000,000	9,169,805
1.750%, 05/15/22 (b)	8,000,000	8,176,875
1.750%, 05/31/22	5,100,000	5,216,543
1.750%, 07/15/22	9,000,000	9,223,945
1.750%, 05/15/23	12,720,000	13,202,962

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.750%, 06/30/24	7,600,000	8,007,312
1.875%, 02/28/22	9,000,000	9,182,461
1.875%, 03/31/22	11,000,000	11,239,336
1.875%, 04/30/22 (b)	12,100,000	12,380,758
1.875%, 07/31/22	11,100,000	11,405,684
1.875%, 08/31/22	7,400,000	7,613,617
1.875%, 09/30/22 (b)	16,900,000	17,412,941
1.875%, 08/31/24	10,200,000	10,813,594
1.875%, 06/30/26	6,900,000	7,443,914
2.000%, 02/15/22	4,700,000	4,798,590
2.000%, 11/30/22	6,700,000	6,938,687
2.000%, 02/15/23	6,900,000	7,172,227
2.000%, 05/31/24	8,400,000	8,913,187
2.000%, 02/15/25 (b)	21,600,000	23,128,875
2.000%, 08/15/25	5,100,000	5,494,055
2.000%, 11/15/26	7,300,000	7,944,453
2.125%, 12/31/22 (b)	7,200,000	7,485,469
2.125%, 02/29/24	12,000,000	12,734,063
2.125%, 03/31/24	13,100,000	13,918,750
2.125%, 05/15/25 (b)	16,500,000	17,809,687
2.125%, 05/31/26	6,800,000	7,422,625
2.250%, 11/15/24	17,700,000	19,068,984
2.250%, 11/15/25	10,800,000	11,794,781
2.250%, 02/15/27	7,800,000	8,621,437
2.250%, 08/15/27	11,100,000	12,307,125
2.250%, 11/15/27	7,600,000	8,438,375
2.375%, 08/15/24	9,600,000	10,346,250
2.375%, 05/15/27	8,000,000	8,923,125
2.375%, 05/15/29 (b)	6,800,000	7,685,062
2.500%, 03/31/23	7,800,000	8,211,937
2.500%, 02/28/26	6,700,000	7,425,484
2.625%, 12/31/23	6,900,000	7,405,641
2.625%, 02/15/29 (b)	8,300,000	9,528,141
2.750%, 04/30/23	7,500,000	7,953,516
2.750%, 08/31/23	4,800,000	5,130,375
2.750%, 11/15/23	6,335,000	6,806,166
2.750%, 02/15/24	12,400,000	13,395,875
2.750%, 02/28/25	6,900,000	7,605,633
2.750%, 02/15/28	16,000,000	18,345,000
2.875%, 04/30/25	8,400,000	9,331,875
2.875%, 07/31/25	6,600,000	7,366,734
2.875%, 05/15/28	5,900,000	6,834,781
2.875%, 08/15/28	6,000,000	6,969,375
3.125%, 11/15/28	8,000,000	9,471,250

		1,043,211,281

Total U.S. Treasury & Government Agencies (Cost $1,779,237,540)		1,875,919,823

Corporate Bonds & Notes—28.6%

Aerospace/Defense—0.6%
Boeing Co. (The)
5.150%, 05/01/30	3,800,000	4,599,482
7.250%, 06/15/25	460,000	565,952

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
General Dynamics Corp.
3.000%, 05/11/21	1,000,000	$1,009,630
Lockheed Martin Corp.
3.550%, 01/15/26	1,000,000	1,136,310
4.090%, 09/15/52	954,000	1,271,100
Northrop Grumman Corp.
3.250%, 01/15/28	1,100,000	1,244,749
Northrop Grumman Systems Corp.
7.750%, 02/15/31	515,000	784,582
Raytheon Technologies Corp.
3.125%, 05/04/27 (b)	2,000,000	2,233,040
4.500%, 06/01/42	2,645,000	3,449,820
7.500%, 09/15/29	200,000	290,592

		16,585,257

Agriculture—0.3%
Altria Group, Inc.
4.000%, 01/31/24	1,000,000	1,099,120
5.950%, 02/14/49 (b)	1,200,000	1,676,532
Philip Morris International, Inc.
3.250%, 11/10/24	2,000,000	2,201,340
Reynolds American, Inc.
4.450%, 06/12/25	3,800,000	4,331,734

		9,308,726

Airlines—0.1%
Southwest Airlines Co.
5.125%, 06/15/27	1,900,000	2,256,003

Auto Manufacturers—0.5%
American Honda Finance Corp.
2.300%, 09/09/26 (b)	1,100,000	1,187,780
Daimler Finance North America LLC
8.500%, 01/18/31	1,050,000	1,658,842
General Motors Financial Co., Inc.
3.200%, 07/06/21	2,000,000	2,020,780
4.350%, 01/17/27	3,200,000	3,643,296
Toyota Motor Credit Corp.
3.300%, 01/12/22	2,000,000	2,061,220
3.375%, 04/01/30 (b)	2,600,000	3,050,710

		13,622,628

Banks—5.8%
Banco Santander S.A.
4.379%, 04/12/28	2,200,000	2,577,212
Bank of America Corp.
2.625%, 04/19/21	1,000,000	1,006,830
2.676%, SOFR + 1.930%, 06/19/41 (a)	3,000,000	3,126,570
3.300%, 01/11/23	4,075,000	4,320,070
4.100%, 07/24/23 (b)	2,905,000	3,180,743
4.200%, 08/26/24	3,000,000	3,362,310
5.875%, 02/07/42	3,000,000	4,549,680
Bank of Montreal
1.900%, 08/27/21	1,000,000	1,010,920

Banks—(Continued)
Bank of New York Mellon Corp. (The)
3.442%, 3M LIBOR + 1.069%, 02/07/28 (a)	1,800,000	2,060,532
Bank of Nova Scotia (The)
2.700%, 03/07/22 (b)	3,000,000	3,086,430
Barclays plc
4.375%, 01/12/26	3,500,000	4,030,530
BNP Paribas S.A.
5.000%, 01/15/21	1,225,000	1,226,617
Capital One N.A.
2.250%, 09/13/21	3,000,000	3,032,880
Citigroup, Inc.
2.572%, SOFR + 2.107%, 06/03/31 (a)	2,500,000	2,664,425
2.700%, 03/30/21	2,000,000	2,011,460
3.200%, 10/21/26	1,700,000	1,899,597
4.412%, SOFR + 3.914%, 03/31/31 (a)	2,900,000	3,516,540
4.650%, 07/23/48(b)	2,300,000	3,170,527
Cooperatieve Rabobank UA
5.250%, 05/24/41	1,640,000	2,408,520
Credit Suisse Group AG
4.550%, 04/17/26	2,700,000	3,177,333
Credit Suisse Group Funding Guernsey, Ltd.
3.800%, 09/15/22	1,000,000	1,056,470
Deutsche Bank AG
4.250%, 10/14/21	900,000	923,049
Fifth Third Bancorp
8.250%, 03/01/38	1,175,000	1,996,478
Goldman Sachs Group, Inc. (The)
3.850%, 01/26/27	1,900,000	2,171,111
4.000%, 03/03/24	2,000,000	2,209,060
4.223%, 3M LIBOR + 1.301%, 05/01/29 (a)	1,900,000	2,250,132
6.125%, 02/15/33	2,075,000	2,996,238
HSBC Holdings plc
3.973%, 3M LIBOR + 1.610%, 05/22/30 (a)	3,500,000	4,043,340
5.250%, 03/14/44	900,000	1,249,974
6.500%, 09/15/37	2,405,000	3,517,866
JPMorgan Chase & Co.
2.950%, 10/01/26	2,000,000	2,220,540
3.250%, 09/23/22 (b)	2,850,000	2,994,723
3.882%, 3M LIBOR + 1.360%, 07/24/38 (a)	2,100,000	2,551,899
3.900%, 07/15/25	4,700,000	5,336,850
3.964%, 3M LIBOR + 1.380%, 11/15/48 (a)	2,400,000	3,018,840
KeyBank N.A.
3.300%, 06/01/25 (b)	3,800,000	4,226,360
KFW
1.750%, 09/14/29	2,000,000	2,135,600
2.375%, 08/25/21	1,945,000	1,972,541
Landwirtschaftliche Rentenbank
2.000%, 01/13/25 (b)	1,500,000	1,595,280
Lloyds Banking Group plc
3.574%, 3M LIBOR + 1.205%, 11/07/28 (a) (b)	1,800,000	2,032,074
Mitsubishi UFJ Financial Group, Inc.
2.998%, 02/22/22	1,900,000	1,956,525
3.850%, 03/01/26 (b)	1,000,000	1,154,030
Mizuho Financial Group, Inc.
4.018%, 03/05/28 (b)	1,800,000	2,109,996

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Morgan Stanley
4.300%, 01/27/45	1,900,000	$2,531,009
4.350%, 09/08/26 (b)	3,800,000	4,471,878
7.250%, 04/01/32	1,850,000	2,850,073
National Australia Bank, Ltd.
2.800%, 01/10/22	1,900,000	1,949,286
Natwest Group plc
3.498%, 3M LIBOR + 1.480%, 05/15/23 (a)	1,000,000	1,039,990
3.875%, 09/12/23	1,000,000	1,084,650
Oesterreichische Kontrollbank AG
2.875%, 03/13/23	1,300,000	1,374,529
PNC Bank N.A.
2.950%, 02/23/25	4,100,000	4,492,083
Santander UK Group Holdings plc
2.875%, 08/05/21	1,500,000	1,521,915
Sumitomo Mitsui Financial Group, Inc.
2.632%, 07/14/26 (b)	4,700,000	5,108,477
Toronto-Dominion Bank (The)
3.500%, 07/19/23 (b)	3,000,000	3,244,140
Truist Bank
2.850%, 04/01/21	3,400,000	3,413,804
U.S. Bancorp
3.600%, 09/11/24 (b)	3,000,000	3,317,640
Wells Fargo & Co.
2.879%, 3M LIBOR + 1.170%, 10/30/30 (a)	2,400,000	2,615,976
3.000%, 10/23/26	2,000,000	2,216,140
5.013%, 3M LIBOR + 4.240%, 04/04/51 (a)	2,500,000	3,548,850
5.606%, 01/15/44	2,200,000	3,102,352
Wells Fargo Bank N.A.
5.950%, 08/26/36 (b)	1,900,000	2,709,875
Westpac Banking Corp.
2.800%, 01/11/22	2,000,000	2,051,900

		163,783,269

Beverages—0.9%
Anheuser-Busch InBev Finance, Inc.
4.900%, 02/01/46	3,300,000	4,263,039
Anheuser-Busch InBev Worldwide, Inc.
4.439%, 10/06/48	1,165,000	1,446,219
5.550%, 01/23/49	1,900,000	2,694,789
Coca-Cola Co. (The)
1.650%, 06/01/30	2,400,000	2,464,128
Constellation Brands, Inc.
3.150%, 08/01/29	2,900,000	3,228,628
Diageo Capital plc
2.375%, 10/24/29	1,400,000	1,505,014
Keurig Dr Pepper, Inc.
4.057%, 05/25/23	1,000,000	1,086,690
4.597%, 05/25/28 (b)	1,200,000	1,463,940
PepsiCo, Inc.
2.750%, 03/19/30	1,800,000	2,011,752
3.375%, 07/29/49	900,000	1,087,578
4.450%, 04/14/46	2,300,000	3,196,655

		24,448,432

Biotechnology—0.3%
Amgen, Inc.
2.600%, 08/19/26	3,200,000	3,493,920
3.625%, 05/22/24	1,200,000	1,317,312
Biogen, Inc.
4.050%, 09/15/25 (b)	1,300,000	1,489,657
Gilead Sciences, Inc.
3.650%, 03/01/26 (b)	3,000,000	3,401,640

		9,702,529

Chemicals—0.4%
Dow Chemical Co. (The)
4.375%, 11/15/42 (b)	1,000,000	1,228,340
9.400%, 05/15/39	650,000	1,166,575
DuPont de Nemours, Inc.
5.419%, 11/15/48	1,600,000	2,315,040
LyondellBasell Industries NV
4.625%, 02/26/55	1,400,000	1,690,430
Nutrien, Ltd.
4.200%, 04/01/29	2,200,000	2,629,550
Sherwin-Williams Co. (The)
3.450%, 06/01/27	1,800,000	2,041,686

		11,071,621

Commercial Services—0.3%
Global Payments, Inc.
2.900%, 05/15/30	900,000	979,065
Massachusetts Institute of Technology
2.294%, 07/01/51	1,200,000	1,209,720
PayPal Holdings, Inc.
2.850%, 10/01/29	3,000,000	3,335,040
Yale University
2.402%, 04/15/50	2,000,000	2,065,940

		7,589,765

Computers—0.7%
Apple, Inc.
2.400%, 05/03/23	4,072,000	4,270,917
2.550%, 08/20/60	1,000,000	1,024,040
4.650%, 02/23/46	2,700,000	3,853,764
Dell International LLC / EMC Corp.
5.300%, 10/01/29 (144A) (b)	1,800,000	2,205,486
Hewlett Packard Enterprise Co.
4.900%, 10/15/25 (b)	1,400,000	1,638,476
International Business Machines Corp.
3.300%, 05/15/26	1,900,000	2,147,228
4.000%, 06/20/42 (b)	3,200,000	3,983,744

		19,123,655

Cosmetics/Personal Care—0.2%
Procter & Gamble Co. (The)
2.300%, 02/06/22 (b)	1,600,000	1,635,840
3.550%, 03/25/40	900,000	1,118,277

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Cosmetics/Personal Care—(Continued)
Unilever Capital Corp.
2.900%, 05/05/27	1,500,000	$1,670,040
5.900%, 11/15/32	1,500,000	2,204,355

		6,628,512

Diversified Financial Services—0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.650%, 07/21/27	1,900,000	2,069,846
Air Lease Corp.
4.250%, 02/01/24 (b)	900,000	976,509
American Express Credit Corp.
3.300%, 05/03/27	3,000,000	3,411,960
BlackRock, Inc.
3.500%, 03/18/24	3,800,000	4,180,190
Charles Schwab Corp. (The)
4.625%, 03/22/30 (b)	900,000	1,137,195
GE Capital International Funding Co.
4.418%, 11/15/35	2,700,000	3,222,396
Intercontinental Exchange, Inc.
3.000%, 06/15/50	1,000,000	1,059,890
3.750%, 12/01/25	1,000,000	1,135,660
Mastercard, Inc.
3.350%, 03/26/30	1,700,000	1,981,231
Nomura Holdings, Inc.
2.679%, 07/16/30	1,000,000	1,058,720
Visa, Inc.
1.100%, 02/15/31 (b)	3,100,000	3,044,541

		23,278,138

Electric—2.1%
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/44	2,300,000	3,062,013
CMS Energy Corp.
4.750%, 5Y H15 + 4.116%, 06/01/50 (a) (b)	1,500,000	1,689,270
Commonwealth Edison Co.
3.000%, 03/01/50	900,000	986,121
Connecticut Light & Power Co. (The)
4.000%, 04/01/48 (b)	1,000,000	1,300,490
Consolidated Edison Co. of New York, Inc.
3.950%, 03/01/43	3,070,000	3,602,154
Dominion Energy, Inc.
3.900%, 10/01/25	1,900,000	2,160,566
4.600%, 03/15/49	800,000	1,073,592
DTE Electric Co.
3.700%, 03/15/45 (b)	2,000,000	2,414,140
Duke Energy Carolinas LLC
5.300%, 02/15/40	2,000,000	2,843,420
Duke Energy Corp.
2.650%, 09/01/26	2,300,000	2,506,103
Entergy Louisiana LLC
4.000%, 03/15/33	1,000,000	1,246,450
Evergy, Inc.
2.900%, 09/15/29	1,500,000	1,644,195
Exelon Corp.
3.400%, 04/15/26	1,000,000	1,125,950
5.625%, 06/15/35	1,500,000	2,027,385

Electric—(Continued)
Florida Power & Light Co.
5.950%, 02/01/38	1,700,000	2,536,264
Georgia Power Co.
4.300%, 03/15/42	2,000,000	2,535,000
MidAmerican Energy Co.
3.650%, 04/15/29(b)	1,700,000	2,021,215
4.250%, 07/15/49	1,500,000	2,009,265
National Rural Utilities Cooperative Finance Corp.
2.400%, 03/15/30	1,800,000	1,945,476
Northern States Power Co.
6.250%, 06/01/36 (b)	2,200,000	3,303,278
Oncor Electric Delivery Co. LLC
3.100%, 09/15/49	900,000	1,024,875
Pacific Gas & Electric Co.
2.500%, 02/01/31	3,000,000	3,001,110
PPL Capital Funding, Inc.
3.400%, 06/01/23	2,000,000	2,124,700
PSEG Power LLC
8.625%, 04/15/31	1,000,000	1,523,140
Sempra Energy
3.400%, 02/01/28	2,100,000	2,393,076
Southern California Edison Co.
3.650%, 03/01/28	1,900,000	2,132,978
4.000%, 04/01/47	1,000,000	1,176,120
Southwestern Electric Power Co.
4.100%, 09/15/28 (b)	1,800,000	2,116,908
Union Electric Co.
3.500%, 03/15/29	1,800,000	2,075,274

		59,600,528

Electrical Components & Equipment—0.0%
Emerson Electric Co.
2.625%, 12/01/21	1,000,000	1,019,280

Electronics—0.1%
Honeywell International, Inc.
2.500%, 11/01/26 (b)	1,800,000	1,987,578

Environmental Control—0.1%
Waste Management, Inc.
3.150%, 11/15/27 (b)	1,800,000	2,034,252

Food—0.3%
Conagra Brands, Inc.
4.850%, 11/01/28	1,300,000	1,616,589
General Mills, Inc.
4.200%, 04/17/28 (b)	1,500,000	1,797,435
Kroger Co. (The)
2.200%, 05/01/30 (b)	1,900,000	1,997,869
Sysco Corp.
2.600%, 06/12/22	2,400,000	2,473,512
Tyson Foods, Inc.
3.550%, 06/02/27 (b)	1,200,000	1,368,228

		9,253,633

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Forest Products & Paper—0.1%
Georgia-Pacific LLC
8.000%, 01/15/24 (b)	1,800,000	$2,207,790
International Paper Co.
4.400%, 08/15/47	800,000	1,045,024

		3,252,814

Gas—0.1%
NiSource, Inc.
4.800%, 02/15/44	1,500,000	1,972,620

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc.
4.000%, 5Y H15 + 2.657%, 03/15/60 (a) (b)	2,500,000	2,662,500

Healthcare-Products—0.4%
Abbott Laboratories
4.750%, 11/30/36	1,300,000	1,782,573
Boston Scientific Corp.
1.900%, 06/01/25 (b)	1,900,000	1,988,920
Medtronic, Inc.
4.625%, 03/15/45 (b)	2,433,000	3,457,099
Stryker Corp.
1.150%, 06/15/25	1,000,000	1,019,670
Thermo Fisher Scientific, Inc.
4.150%, 02/01/24 (b)	3,445,000	3,808,964

		12,057,226

Healthcare-Services—0.5%
Aetna, Inc.
2.750%, 11/15/22	1,000,000	1,037,390
Anthem, Inc.
5.850%, 01/15/36	1,800,000	2,495,898
CommonSpirit Health
3.910%, 10/01/50	1,500,000	1,672,650
HCA, Inc.
4.125%, 06/15/29	1,800,000	2,089,710
Humana, Inc.
4.875%, 04/01/30	800,000	1,000,032
UnitedHealth Group, Inc.
3.500%, 08/15/39	900,000	1,065,681
3.750%, 07/15/25	3,600,000	4,102,272
4.250%, 06/15/48	1,000,000	1,338,780

		14,802,413

Home Builders—0.1%
Lennar Corp.
4.750%, 11/29/27	1,300,000	1,536,587

Insurance—0.8%
Aflac, Inc.
3.625%, 06/15/23	1,475,000	1,593,575
American International Group, Inc.
4.500%, 07/16/44	1,100,000	1,407,131
AXA S.A.
8.600%, 12/15/30	1,165,000	1,813,544

Insurance—(Continued)
Berkshire Hathaway Finance Corp.
4.200%, 08/15/48	2,700,000	3,563,730
Berkshire Hathaway, Inc.
3.125%, 03/15/26	2,900,000	3,241,127
Chubb Corp. (The)
6.000%, 05/11/37	865,000	1,306,219
Chubb INA Holdings, Inc.
3.350%, 05/15/24 (b)	2,000,000	2,187,500
Hartford Financial Services Group, Inc. (The)
6.100%, 10/01/41	780,000	1,169,376
Marsh & McLennan Cos., Inc.
3.750%, 03/14/26 (b)	2,000,000	2,273,440
Principal Financial Group, Inc.
3.100%, 11/15/26	1,000,000	1,116,160
Prudential Financial, Inc.
2.100%, 03/10/30 (b)	2,000,000	2,120,920
5.700%, 12/14/36	1,525,000	2,200,301

		23,993,023

Internet—0.3%
Alibaba Group Holding, Ltd.
4.200%, 12/06/47	1,400,000	1,754,746
Alphabet, Inc.
2.050%, 08/15/50	1,100,000	1,048,476
Amazon.com, Inc.
3.800%, 12/05/24 (b)	1,800,000	2,023,380
3.875%, 08/22/37	1,900,000	2,367,381
eBay, Inc.
3.600%, 06/05/27 (b)	1,500,000	1,708,395

		8,902,378

Iron/Steel—0.0%
Vale Overseas, Ltd.
6.875%, 11/21/36 (b)	528,000	775,152

Lodging—0.0%
Sands China, Ltd.
5.400%, 08/08/28 (b)	900,000	1,053,936

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp.
3.750%, 11/24/23	1,000,000	1,096,020
Caterpillar, Inc.
3.803%, 08/15/42	1,500,000	1,892,235

		2,988,255

Machinery-Diversified—0.1%
Deere & Co.
2.600%, 06/08/22	1,950,000	2,003,352

Media—1.1%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.464%, 07/23/22	2,800,000	2,951,284

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.700%, 04/01/51	1,000,000	$1,032,300
6.484%, 10/23/45	900,000	1,271,232
Comcast Corp.
3.150%, 03/01/26	2,000,000	2,227,900
3.969%, 11/01/47	2,900,000	3,628,219
4.650%, 07/15/42	1,670,000	2,241,725
5.650%, 06/15/35	1,500,000	2,148,705
Discovery Communications LLC
4.000%, 09/15/55(144A)	2,481,000	2,768,052
Fox Corp.
5.576%, 01/25/49	2,200,000	3,212,506
Time Warner Cable LLC
6.550%, 05/01/37	100,000	137,248
Time Warner Entertainment Co. L.P.
8.375%, 03/15/23	380,000	444,269
TWDC Enterprises 18 Corp.
2.950%, 06/15/27 (b)	2,000,000	2,228,940
ViacomCBS, Inc.
4.375%, 03/15/43 (b)	3,500,000	4,132,800
Walt Disney Co. (The)
3.500%, 05/13/40	900,000	1,058,733
6.550%, 03/15/33	1,950,000	2,839,180

		32,323,093

Mining—0.2%
Newmont Corp.
6.250%, 10/01/39	1,800,000	2,736,306
Rio Tinto Alcan, Inc.
6.125%, 12/15/33 (b)	1,751,000	2,659,804

		5,396,110

Miscellaneous Manufacturing—0.4%
3M Co.
3.625%, 10/15/47	1,000,000	1,206,820
4.000%, 09/14/48	2,400,000	3,069,888
General Electric Co.
3.375%, 03/11/24 (b)	2,900,000	3,143,223
6.750%, 03/15/32	1,250,000	1,751,900
7.500%, 08/21/35	100,000	137,294
Trane Technologies Luxembourg Finance S.A.
3.800%, 03/21/29	1,000,000	1,173,290

		10,482,415

Multi-National—1.4%
African Development Bank
2.625%, 03/22/21	1,000,000	1,005,300
Asian Development Bank
1.750%, 09/19/29	900,000	958,527
2.000%, 02/16/22	2,000,000	2,040,920
2.625%, 01/30/24	3,700,000	3,966,807
European Bank for Reconstruction & Development
0.500%, 05/19/25 (b)	2,000,000	2,007,040

Multi-National—(Continued)
European Investment Bank
1.875%, 02/10/25 (b)	2,500,000	2,653,925
2.500%, 10/15/24 (b)	3,800,000	4,115,058
4.000%, 02/16/21	1,700,000	1,707,480
4.875%, 02/15/36	1,100,000	1,617,231
Inter-American Development Bank
2.125%, 01/15/25 (b)	4,000,000	4,276,960
2.250%, 06/18/29	1,400,000	1,545,852
2.375%, 07/07/27	1,500,000	1,655,190
7.000%, 06/15/25	200,000	254,802
International Bank for Reconstruction & Development
0.500%, 10/28/25	2,000,000	2,004,940
2.125%, 03/03/25 (b)	3,000,000	3,214,140
2.500%, 07/29/25	2,000,000	2,186,160
7.625%, 01/19/23	2,970,000	3,418,114
International Finance Corp.
1.125%, 07/20/21	1,600,000	1,608,416

		40,236,862

Oil & Gas—1.3%
BP Capital Markets America, Inc.
3.000%, 02/24/50 (b)	1,000,000	1,028,860
3.245%, 05/06/22	3,900,000	4,053,426
Burlington Resources LLC
5.950%, 10/15/36	1,550,000	2,186,678
Canadian Natural Resources, Ltd.
6.250%, 03/15/38 (b)	1,800,000	2,407,392
Chevron Corp.
3.191%, 06/24/23	2,025,000	2,155,957
ConocoPhillips Holding Co.
6.950%, 04/15/29	700,000	981,183
Equinor ASA
3.250%, 11/10/24	3,100,000	3,415,456
Exxon Mobil Corp.
3.176%, 03/15/24 (b)	2,900,000	3,131,072
4.114%, 03/01/46	1,600,000	1,971,776
Marathon Oil Corp.
6.600%, 10/01/37 (b)	1,000,000	1,230,290
Marathon Petroleum Corp.
4.700%, 05/01/25	2,600,000	2,980,224
Noble Energy, Inc.
4.200%, 10/15/49	1,000,000	1,299,440
Phillips 66
4.875%, 11/15/44	1,000,000	1,262,040
Shell International Finance B.V.
2.375%, 11/07/29	4,000,000	4,302,440
3.250%, 04/06/50	900,000	1,019,817
Total Capital International S.A.
2.700%, 01/25/23	1,500,000	1,573,725
3.127%, 05/29/50	900,000	979,515
Valero Energy Corp.
3.400%, 09/15/26 (b)	1,000,000	1,097,500

		37,076,791

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—0.1%
Halliburton Co.
3.500%, 08/01/23 (b)	209,000	$222,873
5.000%, 11/15/45 (b)	2,400,000	2,830,944

		3,053,817

Pharmaceuticals—1.9%
AbbVie, Inc.
3.800%, 03/15/25 (b)	2,400,000	2,680,056
4.050%, 11/21/39	2,300,000	2,781,298
4.400%, 11/06/42	3,200,000	4,010,112
AstraZeneca plc
4.000%, 09/18/42	1,200,000	1,490,952
Becton Dickinson & Co.
4.669%, 06/06/47	2,000,000	2,619,060
Bristol-Myers Squibb Co.
3.400%, 07/26/29	2,600,000	3,022,422
4.625%, 05/15/44	2,000,000	2,712,700
Cigna Corp.
4.500%, 02/25/26	2,700,000	3,156,273
6.125%, 11/15/41	313,000	462,026
CVS Health Corp.
3.350%, 03/09/21	1,500,000	1,507,950
4.300%, 03/25/28	1,400,000	1,659,350
4.780%, 03/25/38	2,500,000	3,165,950
5.050%, 03/25/48	1,500,000	2,028,030
5.125%, 07/20/45	1,900,000	2,549,097
Eli Lilly and Co.
2.250%, 05/15/50 (b)	1,100,000	1,081,652
GlaxoSmithKline Capital, Inc.
3.875%, 05/15/28	2,000,000	2,380,020
Johnson & Johnson
3.700%, 03/01/46	2,000,000	2,547,920
5.950%, 08/15/37	910,000	1,420,273
Merck & Co., Inc.
2.400%, 09/15/22 (b)	1,000,000	1,031,280
6.550%, 09/15/37	1,000,000	1,600,760
Merck Sharp & Dohme Corp.
5.950%, 12/01/28	300,000	397,866
Novartis Capital Corp.
2.200%, 08/14/30	1,900,000	2,043,412
Shire Acquisitions Investments Ireland DAC
3.200%, 09/23/26	3,000,000	3,354,960
Wyeth LLC
5.950%, 04/01/37	3,300,000	4,972,374

		54,675,793

Pipelines—1.0%
El Paso Natural Gas Co. LLC
8.375%, 06/15/32	220,000	309,850
Enbridge Energy Partners L.P.
5.875%, 10/15/25 (b)	3,000,000	3,653,100
Energy Transfer Operating L.P.
4.650%, 06/01/21	1,950,000	1,962,480
5.150%, 03/15/45	2,600,000	2,814,864

Pipelines—(Continued)
Enterprise Products Operating LLC
3.200%, 02/15/52	1,100,000	1,114,597
3.950%, 02/15/27 (b)	3,800,000	4,400,362
Kinder Morgan Energy Partners L.P.
6.500%, 02/01/37	2,000,000	2,577,260
MPLX L.P.
5.200%, 03/01/47	1,000,000	1,232,130
ONEOK, Inc.
3.100%, 03/15/30	2,100,000	2,230,200
Tennessee Gas Pipeline Co. LLC
7.000%, 10/15/28	1,050,000	1,366,428
7.625%, 04/01/37	640,000	908,653
TransCanada PipeLines, Ltd.
6.200%, 10/15/37	1,800,000	2,510,928
Williams Cos., Inc. (The)
3.750%, 06/15/27	2,500,000	2,859,050

		27,939,902

Real Estate Investment Trusts—0.9%
Alexandria Real Estate Equities, Inc.
3.375%, 08/15/31	1,000,000	1,147,570
American Tower Corp.
3.000%, 06/15/23	2,100,000	2,226,861
AvalonBay Communities, Inc.
2.300%, 03/01/30 (b)	2,000,000	2,132,180
Boston Properties L.P.
3.850%, 02/01/23 (b)	2,950,000	3,139,213
Brixmor Operating Partnership L.P.
4.050%, 07/01/30	900,000	1,035,171
Crown Castle International Corp.
3.800%, 02/15/28	2,700,000	3,098,250
Digital Realty Trust L.P.
3.700%, 08/15/27	3,500,000	4,031,020
Equinix, Inc.
3.200%, 11/18/29	700,000	769,853
ERP Operating L.P.
3.000%, 07/01/29	1,000,000	1,115,150
Simon Property Group L.P.
3.300%, 01/15/26 (b)	3,800,000	4,178,252
Ventas Realty L.P.
3.100%, 01/15/23 (b)	2,100,000	2,202,459
Welltower, Inc.
4.000%, 06/01/25	1,500,000	1,696,185

		26,772,164

Retail—0.9%
Home Depot, Inc. (The)
2.000%, 04/01/21	1,000,000	1,002,700
4.250%, 04/01/46	2,000,000	2,657,240
4.400%, 04/01/21	1,450,000	1,450,000
Lowe’s Cos., Inc.
4.050%, 05/03/47 (b)	1,500,000	1,875,360
McDonald’s Corp.
3.700%, 01/30/26	1,000,000	1,136,590
4.875%, 12/09/45	1,500,000	2,034,405

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Starbucks Corp.
3.550%, 08/15/29 (b)	1,000,000	$1,165,550
Target Corp.
2.650%, 09/15/30	1,400,000	1,569,638
4.000%, 07/01/42 (b)	1,000,000	1,340,740
Walgreens Boots Alliance, Inc.
4.800%, 11/18/44	2,800,000	3,168,508
Walmart, Inc.
2.550%, 04/11/23	4,000,000	4,184,600
4.050%, 06/29/48	900,000	1,218,132
5.250%, 09/01/35	935,000	1,362,061

		24,165,524

Semiconductors—0.6%
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.000%, 01/15/22	3,100,000	3,172,850
3.875%, 01/15/27	3,600,000	4,038,768
Intel Corp.
2.700%, 12/15/22	2,000,000	2,094,600
3.734%, 12/08/47	1,000,000	1,195,670
4.750%, 03/25/50	1,800,000	2,509,254
QUALCOMM, Inc.
1.650%, 05/20/32 (144A) (b)	4,533,000	4,548,593

		17,559,735

Software—0.8%
Fiserv, Inc.
2.750%, 07/01/24	2,000,000	2,148,100
Microsoft Corp.
3.125%, 11/03/25	5,100,000	5,698,638
4.250%, 02/06/47 (b)	3,000,000	4,189,290
Oracle Corp.
1.900%, 09/15/21 (b)	1,800,000	1,817,892
2.500%, 10/15/22 (b)	2,100,000	2,183,097
2.950%, 04/01/30	1,200,000	1,341,324
4.125%, 05/15/45	4,200,000	5,218,668

		22,597,009

Telecommunications—1.3%
America Movil S.A.B. de C.V.
2.875%, 05/07/30	1,900,000	2,064,521
AT&T, Inc.
3.500%, 09/15/53 (144A)	1,221,000	1,227,777
3.650%, 09/15/59 (144A)	2,686,000	2,708,025
4.100%, 02/15/28 (b)	2,687,000	3,155,747
4.125%, 02/17/26	3,000,000	3,468,690
5.150%, 11/15/46 (b)	1,308,000	1,689,256
7.125%, 12/15/31	100,000	141,113
Cisco Systems, Inc.
5.500%, 01/15/40 (b)	2,000,000	2,999,220
Deutsche Telekom International Finance B.V.
8.750%, 06/15/30	1,000,000	1,578,810
Orange S.A.
5.500%, 02/06/44	1,000,000	1,462,850

Telecommunications—(Continued)
Telefonica Emisiones S.A.
4.103%, 03/08/27	1,900,000	2,197,730
Verizon Communications, Inc.
2.875%, 11/20/50	1,900,000	1,912,388
3.376%, 02/15/25	2,078,000	2,307,432
4.812%, 03/15/39	1,927,000	2,515,891
5.012%, 04/15/49	2,032,000	2,814,909
Vodafone Group plc
5.250%, 05/30/48	1,700,000	2,360,314
6.150%, 02/27/37	2,170,000	3,134,305

		37,738,978

Transportation—0.6%
Burlington Northern Santa Fe LLC
4.150%, 04/01/45	1,900,000	2,475,548
CSX Corp.
6.150%, 05/01/37	1,600,000	2,370,240
FedEx Corp.
4.250%, 05/15/30 (b)	1,800,000	2,185,740
4.550%, 04/01/46	1,000,000	1,276,850
Norfolk Southern Corp.
2.550%, 11/01/29	1,900,000	2,057,453
3.000%, 04/01/22	1,911,000	1,962,119
5.590%, 05/17/25	28,000	33,391
Union Pacific Corp.
3.250%, 02/05/50	1,300,000	1,476,501
6.625%, 02/01/29	1,200,000	1,621,524
United Parcel Service, Inc.
4.450%, 04/01/30	1,600,000	2,002,128

		17,461,494

Water — 0.0%
American Water Capital Corp.
3.750%, 09/01/28 (b)	900,000	1,051,110

Total Corporate Bonds & Notes (Cost $733,219,197)		815,824,859

Foreign Government—2.1%

Banks—0.2%
KFW
0.250%, 10/19/23 (b)	5,000,000	5,005,100

Electric—0.0%
Hydro-Quebec
8.400%, 01/15/22	1,000,000	1,081,570

Provincial—0.4%
Province of Alberta Canada
1.000%, 05/20/25	1,500,000	1,526,205
Province of British Columbia Canada
2.000%, 10/23/22	1,970,000	2,033,217
Province of Ontario Canada
2.450%, 06/29/22	2,000,000	2,065,300

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Provincial—(Continued)
Province of Ontario Canada
3.050%, 01/29/24	1,900,000	$2,055,667
Province of Quebec Canada
2.500%, 04/20/26	2,000,000	2,192,860
7.500%, 07/15/23 (b)	350,000	410,442

		10,283,691

Sovereign—1.5%
Canada Government International Bond
1.625%, 01/22/25	1,000,000	1,050,040
Colombia Government International Bonds
5.000%, 06/15/45	1,000,000	1,223,460
8.125%, 05/21/24 (b)	1,500,000	1,839,645
Export Development Canada
2.000%, 05/17/22	1,000,000	1,025,060
Export-Import Bank of Korea
2.875%, 01/21/25 (b)	2,400,000	2,605,752
Indonesia Government International Bond
3.850%, 10/15/30 (b)	1,700,000	1,977,678
Israel Government International Bond
4.125%, 01/17/48	2,500,000	3,230,200
Italy Government International Bond
2.875%, 10/17/29	2,000,000	2,108,260
Japan Bank for International Cooperation
2.500%, 05/23/24 (b)	3,900,000	4,170,465
Mexico Government International Bonds
4.750%, 03/08/44	900,000	1,070,451
5.750%, 10/12/10	2,000,000	2,662,060
6.750%, 09/27/34 (b)	1,050,000	1,479,723
8.000%, 09/24/22 (b)	2,200,000	2,463,142
Panama Government International Bond
4.500%, 05/15/47	1,400,000	1,804,572
Peruvian Government International Bond
8.750%, 11/21/33	1,450,000	2,478,079
Philippine Government International Bonds
3.950%, 01/20/40 (b)	2,100,000	2,501,625
5.000%, 01/13/37	1,740,000	2,300,384
Poland Government International Bond
3.250%, 04/06/26	2,000,000	2,256,200
Svensk Exportkredit AB
0.625%, 05/14/25	1,000,000	1,003,870
Ukraine Government AID Bond
1.471%, 09/29/21	1,600,000	1,615,136
Uruguay Government International Bond
4.375%, 10/27/27	1,900,000	2,246,864

		43,112,666

Total Foreign Government (Cost $54,894,889)		59,483,027

Mortgage-Backed Securities—1.2%

Commercial Mortgage-Backed Securities—1.2%
BANK
2.758%, 09/15/62	455,000	497,139
4.407%, 11/15/61 (a)	881,000	1,061,584

Commercial Mortgage-Backed Securities—(Continued)
Benchmark Mortgage Trust
3.049%, 12/15/62	1,430,000	1,603,964
CD Commercial Mortgage Trust
3.631%, 02/10/50	950,000	1,073,860
CFCRE Commercial Mortgage Trust
3.585%, 12/10/54	1,895,000	2,116,695
Commercial Mortgage Pass-Through Certificates Mortgage Trust
3.765%, 02/10/49	1,539,000	1,736,567
3.902%, 07/10/50	1,835,000	2,052,936
Commercial Mortgage Trust
3.838%, 09/10/47	1,000,000	1,101,942
GS Mortgage Securities Trust
3.382%, 05/10/50	1,835,000	2,025,554
4.243%, 08/10/46	966,000	1,048,547
JPMBB Commercial Mortgage Securities Trust
3.598%, 11/15/48	3,900,000	4,358,803
3.801%, 08/15/48	1,534,000	1,726,017
Morgan Stanley Bank of America Merrill Lynch Trust
3.544%, 01/15/49	3,850,000	4,299,318
3.635%, 10/15/48	1,547,000	1,720,943
3.732%, 05/15/48	3,750,000	4,198,093
UBS Commercial Mortgage Trust
3.035%, 12/15/52	2,250,000	2,512,202
WF-RBS Commercial Mortgage Trust
3.488%, 06/15/46	1,054,000	1,103,003

Total Mortgage-Backed Securities (Cost $32,176,819)		34,237,167

Municipals—0.7%
Chicago O’Hare International Airport
4.572%, 01/01/54	395,000	500,884
Los Angeles, CA Unified School District, Build America Bond
6.758%, 07/01/34	660,000	992,759
Municipal Electric Authority of Georgia, Build America Bond
6.637%, 04/01/57	1,968,000	2,992,836
New Jersey State Turnpike Authority, Build America Bond
7.414%, 01/01/40	1,700,000	2,850,900
New York City Water & Sewer System
5.440%, 06/15/43	300,000	456,315
Oregon School Boards Association
5.680%, 06/30/28	1,900,000	2,375,076
Port Authority of New York & New Jersey
4.458%, 10/01/62	1,500,000	1,995,510
Regents of the University of California Medical Center Pooled Revenue
3.006%, 05/15/50	1,000,000	1,061,290
State of California General Obligation Unlimited, Build America Bond
7.300%, 10/01/39	2,700,000	4,456,701
State of Illinois, General Obligation Unlimited
5.100%, 06/01/33	1,230,000	1,323,738

Total Municipals (Cost $15,425,481)		19,006,009

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—0.3%

Security Description	Principal Amount*	Value

Asset-Backed—Automobile—0.1%
AmeriCredit Automobile Receivables Trust
3.080%, 12/18/23	1,500,000	$1,545,595
Carmax Auto Owner Trust
2.030%, 06/16/25	903,000	942,214
Ford Credit Auto Owner Trust
3.160%, 10/15/23	1,000,000	1,026,737
GM Financial Consumer Automobile Receivables Trust
2.210%, 11/18/24	1,000,000	1,034,414

		4,548,960

Asset-Backed—Credit Card—0.2%
Capital One Multi-Asset Execution Trust
1.660%, 06/17/24	3,000,000	3,026,487
2.060%, 08/15/28	1,865,000	1,991,251

		5,017,738

Total Asset-Backed Securities (Cost $9,347,461)		9,566,698

Short-Term Investments—1.2%

U.S. Treasury—1.2%
U.S. Treasury Bill
0.079%, 01/14/21 (c)	34,000,000	33,999,575
U.S. Treasury Cash Management Bill
Zero Coupon, 04/06/21 (c)	200,000	199,960

Total Short-Term Investments (Cost $34,198,986)		34,199,535

Securities Lending Reinvestments (d)—11.6%

Certificates of Deposit—3.1%
Banco del Estado de Chile
0.250%, 01/04/21	1,000,000	1,000,010
0.250%, 01/12/21	2,000,000	2,000,044
Bank of Montreal (Chicago)
0.220%, 3M LIBOR—0.010%, 06/09/21 (a)	2,000,000	1,999,644
0.281%, 3M LIBOR + 0.060%, 08/10/21 (a)	3,000,000	3,000,333
Bank of Nova Scotia
0.282%, 3M LIBOR + 0.050%, 11/08/21 (a)	5,000,000	5,000,515
BNP Paribas S.A. New York
0.264%, 1M LIBOR + 0.110%, 02/12/21 (a)	1,000,000	1,000,075
0.268%, 1M LIBOR + 0.120%, 02/11/21 (a)	1,000,000	1,000,083
Credit Agricole S.A.
0.320%, FEDEFF PRV + 0.230%, 01/29/21 (a)	5,000,000	5,000,605
Credit Industriel et Commercial
0.250%, 06/11/21	8,000,000	7,998,920
DNB Bank ASA
0.313%, 3M LIBOR + 0.080%, 05/28/21 (a)	5,000,000	5,001,915
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (a)	2,000,000	1,999,264
0.301%, SOFR + 0.210%, 02/22/21 (a)	2,000,000	1,999,264
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 01/25/21	2,997,359	2,999,670

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd.
0.250%, 03/22/21	2,000,000	2,000,044
MUFG Bank Ltd.
Zero Coupon, 02/22/21	2,998,043	2,999,070
Nordea Bank New York
0.313%, 3M LIBOR + 0.100%, 05/21/21 (a)	4,000,000	4,001,072
Royal Bank of Canada New York
0.270%, FEDEFF PRV + 0.180%, 02/12/21 (a)	3,000,000	3,000,357
0.274%, 3M LIBOR + 0.040%, 10/05/21 (a)	3,000,000	2,999,610
Skandinaviska Enskilda Banken AB
0.210%, 03/15/21	6,000,000	5,999,628
Sumitomo Mitsui Banking Corp.
0.252%, 3M LIBOR + 0.030%, 02/17/21 (a)	2,000,000	1,999,982
0.270%, 05/04/21	7,000,000	7,000,000
Sumitomo Mitsui Trust Bank London
Zero Coupon, 05/13/21	7,987,952	7,992,000
Svenska Handelsbanken AB
0.249%, 3M LIBOR + 0.020%, 09/17/21 (a)	4,000,000	3,999,180
Toronto-Dominion Bank
0.284%, 3M LIBOR + 0.070%, 02/16/21 (a)	2,000,000	2,000,100
0.300%, 3M LIBOR + 0.070%, 10/08/21 (a)	4,000,000	4,000,080

		87,991,465

Commercial Paper—0.8%
Antalis S.A.
0.210%, 01/04/21	2,998,443	2,999,943
Bedford Row Funding Corp.
0.302%, 3M LIBOR + 0.080%, 10/21/21 (a)	5,000,000	5,000,085
Societe Generale
0.280%, 06/07/21	3,994,182	3,995,772
UBS AG
0.415%, 1M LIBOR + 0.270%, 02/26/21 (a)	8,000,000	8,001,544
Versailles Commercial Paper LLC
0.230%, 03/31/21	2,896,721	2,897,523

		22,894,867

Master Demand Notes—0.2%
Natixis Financial Products LLC
0.430%, OBFR + 0.350%, 02/04/21 (a)	5,000,000	5,000,000

Repurchase Agreements—6.1%
Barclays Bank plc
Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $29,996,625; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $33,311,787.	29,995,792	29,995,792
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $5,002,044; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $5,556,630.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (d) —(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $32,404,583; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $33,052,494.	32,404,404	$32,404,404
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $2,000,700; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $10,004,180; collateralized by various Common Stock with an aggregate market value of $11,000,000.	10,000,000	10,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $5,600,075; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $5,712,002.	5,600,000	5,600,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $3,100,069; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $3,162,002.	3,100,000	3,100,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $1,800,066; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $2,000,076.	1,800,000	1,800,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $2,800,031; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $2,857,151.	2,800,000	2,800,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $17,000,397; collateralized by various Common Stock with an aggregate market value of $18,889,109.	17,000,000	17,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $35,000,777; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $38,828,874.	35,000,000	35,000,000

Repurchase Agreements—(Continued)
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,800,086; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,996,914.	1,800,000	1,800,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $1,700,086; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $1,885,678.	1,700,000	1,700,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $15,300,306; collateralized by various Common Stock with an aggregate market value of $17,002,887.	15,300,000	15,300,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $5,000,111; collateralized by various Common Stock with an aggregate market value of $5,556,499.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $4,900,207; collateralized by various Common Stock with an aggregate market value of $5,445,369.	4,900,000	4,900,000

		173,400,196

Time Deposit—0.1%
Royal Bank of Canada
0.150%, 01/04/21	2,000,000	2,000,000

Mutual Funds—1.3%
AB Government Money Market Portfolio, Institutional Class 0.000% (e)	8,000,000	8,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (e)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	8,000,000	8,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 0.020% (e)	10,000,000	10,000,000

		36,000,000

Total Securities Lending Reinvestments (Cost $327,283,749)		327,286,528

Total Investments—111.6% (Cost $2,985,784,122)		3,175,523,646
Other assets and liabilities (net) —(11.6)%		(329,203,551)

Net Assets —100.0%		$2,846,320,095

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $323,516,707 and the collateral received consisted of cash in the amount of $327,272,894 and non-cash collateral with a value of $15,430,356. The cash collateral investments are disclosed in the Schedule of
Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $13,457,933, which is 0.5% of net assets.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,875,919,823	$—	$1,875,919,823
Total Corporate Bonds & Notes*	—	815,824,859	—	815,824,859
Total Foreign Government*	—	59,483,027	—	59,483,027
Total Mortgage-Backed Securities*	—	34,237,167	—	34,237,167
Total Municipals*	—	19,006,009	—	19,006,009
Total Asset-Backed Securities*	—	9,566,698	—	9,566,698
Total Short-Term Investments*	—	34,199,535	—	34,199,535
Securities Lending Reinvestments
Certificates of Deposit	—	87,991,465	—	87,991,465
Commercial Paper	—	22,894,867	—	22,894,867
Master Demand Notes	—	5,000,000	—	5,000,000
Repurchase Agreements	—	173,400,196	—	173,400,196
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	36,000,000	—	—	36,000,000
Total Securities Lending Reinvestments	36,000,000	291,286,528	—	327,286,528
Total Investments	$36,000,000	$3,139,523,646	$—	$3,175,523,646

Collateral for Securities Loaned (Liability)	$—	$(327,272,894)	$—	$(327,272,894)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$3,175,523,646
Cash	202,566
Receivable for:
Investments sold	44,743,368
Fund shares sold	9,404,282
Interest	15,227,022
Prepaid expenses	8,286

Total Assets	3,245,109,170
Liabilities
Collateral for securities loaned	327,272,894
Payables for:
Investments purchased	67,840,646
Fund shares redeemed	2,468,415
Accrued Expenses:
Management fees	577,048
Distribution and service fees	269,925
Deferred trustees’ fees	161,796
Other expenses	198,351

Total Liabilities	398,789,075

Net Assets	$2,846,320,095

Net Assets Consist of:
Paid in surplus	$2,654,294,126
Distributable earnings (Accumulated losses)	192,025,969

Net Assets	$2,846,320,095

Net Assets
Class A	$1,613,217,937
Class B	793,020,727
Class E	49,675,398
Class G	390,406,033
Capital Shares Outstanding*
Class A	139,617,063
Class B	70,233,229
Class E	4,325,345
Class G	34,723,680
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.55
Class B	11.29
Class E	11.48
Class G	11.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,985,784,122.
(b)	Includes securities loaned at value of $323,516,707.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Interest	$61,748,545
Securities lending income	815,905

Total investment income	62,564,450
Expenses
Management fees	6,519,867
Administration fees	106,085
Custodian and accounting fees	243,333
Distribution and service fees—Class B	1,942,969
Distribution and service fees—Class E	73,455
Distribution and service fees—Class G	1,107,026
Audit and tax services	77,370
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	227,114
Insurance	18,791
Miscellaneous	21,274

Total expenses	10,437,254
Less management fee waiver	(216,192)

Net expenses	10,221,062

Net Investment Income	52,343,388

Net Realized and Unrealized Gain
Net realized gain on investments	37,677,188
Net change in unrealized appreciation on investments	86,854,521

Net realized and unrealized gain	124,531,709

Net Increase in Net Assets From Operations	$176,875,097

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$52,343,388	$62,272,982
Net realized gain	37,677,188	8,080,588
Net change in unrealized appreciation	86,854,521	133,637,865

Increase in net assets from operations	176,875,097	203,991,435

From Distributions to Shareholders
Class A	(39,951,044)	(41,545,529)
Class B	(20,513,734)	(24,346,143)
Class E	(1,325,274)	(1,552,495)
Class G	(9,862,481)	(9,534,264)

Total distributions	(71,652,533)	(76,978,431)

Increase (decrease) in net assets from capital share transactions	206,173,123	(74,983,410)

Total increase in net assets	311,395,687	52,029,594

Net Assets
Beginning of period	2,534,924,408	2,482,894,814

End of period	$2,846,320,095	$2,534,924,408

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	33,321,354	$383,035,871	9,729,447	$106,183,039
Reinvestments	3,504,478	39,951,044	3,871,904	41,545,529
Redemptions	(19,338,841)	(222,209,069)	(14,065,416)	(153,219,562)

Net increase (decrease)	17,486,991	$200,777,846	(464,065)	$(5,490,994)

Class B
Sales	7,955,077	$89,224,713	3,251,361	$34,763,966
Reinvestments	1,839,797	20,513,734	2,316,474	24,346,143
Redemptions	(12,967,507)	(145,589,299)	(12,057,431)	(128,411,880)

Net decrease	(3,172,633)	$(35,850,852)	(6,489,596)	$(69,301,771)

Class E
Sales	549,075	$6,243,048	232,539	$2,521,854
Reinvestments	116,867	1,325,274	145,501	1,552,495
Redemptions	(788,530)	(9,016,794)	(911,583)	(9,868,534)

Net decrease	(122,588)	$(1,448,472)	(533,543)	$(5,794,185)

Class G
Sales	9,368,808	$104,775,315	4,599,252	$48,886,646
Reinvestments	887,712	9,862,481	911,498	9,534,264
Redemptions	(6,426,142)	(71,943,195)	(4,978,087)	(52,817,370)

Net increase	3,830,378	$42,694,601	532,663	$5,603,540

Increase (decrease) derived from capital shares transactions		$206,173,123		$(74,983,410)

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.10	$10.55	$10.90	$10.87	$10.92

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.28	0.28	0.27	0.27
Net realized and unrealized gain (loss)	0.56	0.62	(0.31)	0.08	(0.01)

Total income (loss) from investment operations	0.80	0.90	(0.03)	0.35	0.26

Less Distributions
Distributions from net investment income	(0.35)	(0.35)	(0.32)	(0.32)	(0.31)

Total distributions	(0.35)	(0.35)	(0.32)	(0.32)	(0.31)

Net Asset Value, End of Period	$11.55	$11.10	$10.55	$10.90	$10.87

Total Return (%) (b)	7.21	8.64	(0.18)	3.26	2.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (c)	0.27	0.27	0.27	0.27	0.27
Ratio of net investment income to average net assets (%)	2.12	2.60	2.69	2.50	2.39
Portfolio turnover rate (%)	34	20	19	22	16
Net assets, end of period (in millions)	$1,613.2	$1,355.4	$1,293.6	$1,373.3	$1,299.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.85	$10.32	$10.67	$10.65	$10.70

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.25	0.25	0.24	0.23
Net realized and unrealized gain (loss)	0.55	0.60	(0.30)	0.07	0.01

Total income (loss) from investment operations	0.76	0.85	(0.05)	0.31	0.24

Less Distributions
Distributions from net investment income	(0.32)	(0.32)	(0.30)	(0.29)	(0.29)

Total distributions	(0.32)	(0.32)	(0.30)	(0.29)	(0.29)

Net Asset Value, End of Period	$11.29	$10.85	$10.32	$10.67	$10.65

Total Return (%) (b)	7.01	8.34	(0.45)	2.96	2.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (c)	0.52	0.52	0.52	0.52	0.52
Ratio of net investment income to average net assets (%)	1.88	2.35	2.44	2.25	2.14
Portfolio turnover rate (%)	34	20	19	22	16
Net assets, end of period (in millions)	$793.0	$796.6	$824.8	$953.7	$974.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.03	$10.49	$10.84	$10.81	$10.86

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.27	0.27	0.25	0.25
Net realized and unrealized gain (loss)	0.55	0.60	(0.31)	0.09	(0.01)

Total income (loss) from investment operations	0.78	0.87	(0.04)	0.34	0.24

Less Distributions
Distributions from net investment income	(0.33)	(0.33)	(0.31)	(0.31)	(0.29)

Total distributions	(0.33)	(0.33)	(0.31)	(0.31)	(0.29)

Net Asset Value, End of Period	$11.48	$11.03	$10.49	$10.84	$10.81

Total Return (%) (b)	7.10	8.41	(0.34)	3.12	2.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (c)	0.42	0.42	0.42	0.42	0.42
Ratio of net investment income to average net assets (%)	1.98	2.45	2.54	2.35	2.24
Portfolio turnover rate (%)	34	20	19	22	16
Net assets, end of period (in millions)	$49.7	$49.1	$52.3	$59.9	$61.5

	Class G
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.81	$10.28	$10.63	$10.61	$10.67

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.24	0.25	0.23	0.23
Net realized and unrealized gain (loss)	0.54	0.61	(0.31)	0.08	0.00

Total income (loss) from investment operations	0.74	0.85	(0.06)	0.31	0.23

Less Distributions
Distributions from net investment income	(0.31)	(0.32)	(0.29)	(0.29)	(0.29)

Total distributions	(0.31)	(0.32)	(0.29)	(0.29)	(0.29)

Net Asset Value, End of Period	$11.24	$10.81	$10.28	$10.63	$10.61

Total Return (%) (b)	6.89	8.34	(0.49)	2.94	2.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income to average net assets (%)	1.82	2.30	2.39	2.20	2.09
Portfolio turnover rate (%)	34	20	19	22	16
Net assets, end of period (in millions)	$390.4	$333.9	$312.2	$332.6	$325.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing

BHFTII-27

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

BHFTII-28

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $173,400,196, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at

BHFTII-29

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(110,073,038)	$—	$—	$—	$(110,073,038)
Foreign Government	(16,723,500)	—	—	—	(16,723,500)
U.S. Treasury & Government Agencies	(200,476,356)	—	—	—	(200,476,356)
Total Borrowings	$(327,272,894)	$—	$—	$—	$(327,272,894)
Gross amount of recognized liabilities for securities lending transactions					$(327,272,894)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the

BHFTII-30

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$798,789,460	$262,673,858	$716,294,106	$150,468,415
5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2020 were $6,519,867.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2020 were $591,192.

Management Fee Waivers - Pursuant to an expense agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-31

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$3,003,672,639

Gross unrealized appreciation	180,425,935
Gross unrealized depreciation	(8,574,928)

Net unrealized appreciation (depreciation)	$171,851,007

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$71,652,533	$76,978,431	$—	$—	$71,652,533	$76,978,431

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$65,953,522	$—	$171,851,007	$(45,616,765)	$192,187,764

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $8,687,168 and accumulated long-term capital losses of $36,929,597.

During the year ended December 31, 2020, the Portfolio utilized accumulated short-term capital losses of $785,624 and accumulated long-term capital losses of $20,552,249.

BHFTII-32

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-33

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Aggregate Bond Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Aggregate Bond Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Aggregate Bond Index Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-34

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-35

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-36

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-37

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-38

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MetLife Aggregate Bond Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2020. In addition, the Board considered that the Portfolio outperformed the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2020, and underperformed the average of its Morningstar Category for the five-year period ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2020, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, but below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-39

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned 13.39%, 13.15%, 13.21%, and 13.07%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index1, returned 13.66%.

MARKET ENVIRONMENT / CONDITIONS

After one of the worst quarterly performances in history during the first quarter of 2020 driven by the COVID-19 pandemic, global equity markets rallied for the rest of 2020 to new record highs. This was driven by the gradual reopening of the global economy, unprecedented monetary and fiscal policy interventions, and the successful development of vaccines and treatments for the virus. Investors also reacted favorably to expanded bond buying programs by the Federal Reserve (the “Fed”) and the European Central Bank, U.S. Congress agreeing on a new stimulus bill, and a post-Brexit (U.K.’s withdrawal from the European Union) deal between the United Kingdom and the European Union. Factors that weighed on the equity markets included increasing COVID-19 cases worldwide leading to renewed lockdowns, President Trump’s legal challenges to the election results, a disagreement between Fed Chair Powell and U.S. Treasury Secretary Mnuchin over emergency lending programs, and a second wave of the pandemic with a more contagious strain of the COVID-19 virus.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate to 0.00%—0.25% from 1.50%—1.75%. The FOMC stated that the COVID-19 pandemic was causing tremendous human and economic hardship across the United States and around the world. The FOMC said it expected to maintain this target range until labor market conditions reach levels consistent with maximum employment and inflation rises to 2%.

Seven of the eleven sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. Information Technology (15.6% beginning weight in the benchmark), up 36.2%, was the best-performing sector and had the largest positive impact on the benchmark return. Consumer Discretionary (13.6% beginning weight), up 31.0%; and Health Care (9.7% beginning weight), up 30.3%, were the next best-performing sectors. Energy (2.1% beginning weight), down 38.3%; and Utilities (4.6% beginning weight), down 13.9%, were the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the year were Enphase Energy, up 274.7%; Penn National Gaming, up 237.9%; and SolarEdge Technologies, up 235.6%. The stocks with the largest negative impact were Transocean, down 84.6%; EPR Properties, down 52.2%; and Reinsurance Group of America, down 27.1%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

BHFTII-1

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
MetLife Mid Cap Stock Index Portfolio
Class A	13.39	12.08	11.25
Class B	13.15	11.80	10.97
Class E	13.21	11.92	11.08
Class G	13.07	11.75	10.92
S&P MidCap 400 Index	13.66	12.34	11.51

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Enphase Energy, Inc.	1.1
Trimble, Inc.	0.8
SolarEdge Technologies, Inc.	0.8
Monolithic Power Systems, Inc.	0.8
Caesars Entertainment, Inc.	0.8
Fair Isaac Corp.	0.7
Generac Holdings, Inc.	0.7
Cognex Corp.	0.7
Ceridian HCM Holding, Inc.	0.7
Masimo Corp.	0.7

Top Sectors

% of Net Assets
Industrials	17.7
Information Technology	17.3
Financials	15.4
Consumer Discretionary	14.2
Health Care	11.1
Real Estate	9.0
Materials	5.7
Consumer Staples	3.6
Utilities	3.4
Communication Services	1.7

BHFTII-2

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.31%	$1,000.00	$1,301.20	$1.79
	Hypothetical*	0.31%	$1,000.00	$1,023.58	$1.58

Class B (a)	Actual	0.56%	$1,000.00	$1,299.90	$3.24
	Hypothetical*	0.56%	$1,000.00	$1,022.32	$2.85

Class E (a)	Actual	0.46%	$1,000.00	$1,299.90	$2.66
	Hypothetical*	0.46%	$1,000.00	$1,022.82	$2.34

Class G (a)	Actual	0.61%	$1,000.00	$1,300.00	$3.53
	Hypothetical*	0.61%	$1,000.00	$1,022.07	$3.10

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks — 100.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.1%
Axon Enterprise, Inc. (a) (b)	34,776	$4,261,103
Curtiss-Wright Corp.	22,711	2,642,425
Hexcel Corp. (b)	45,712	2,216,575
Mercury Systems, Inc. (a)	30,646	2,698,687

		11,818,790

Air Freight & Logistics—0.5%
XPO Logistics, Inc. (a)	50,024	5,962,861

Airlines—0.2%
JetBlue Airways Corp. (a) (c)	172,076	2,501,985

Auto Components—1.6%
Adient plc (a)	51,380	1,786,483
Dana, Inc.	79,067	1,543,388
Fox Factory Holding Corp. (a)	22,827	2,413,042
Gentex Corp.	134,099	4,549,979
Goodyear Tire & Rubber Co. (The)	127,574	1,391,832
Lear Corp.	29,898	4,754,679
Visteon Corp. (a)	15,231	1,911,795

		18,351,198

Automobiles—0.5%
Harley-Davidson, Inc. (b)	83,876	3,078,249
Thor Industries, Inc. (b)	30,297	2,817,318

		5,895,567

Banks—6.3%
Associated Banc-Corp.	84,046	1,432,984
BancorpSouth Bank	52,763	1,447,817
Bank of Hawaii Corp. (b)	21,922	1,679,664
Bank OZK (b)	66,150	2,068,510
Cathay General Bancorp (b)	40,976	1,319,017
CIT Group, Inc.	53,914	1,935,513
Commerce Bancshares, Inc. (b)	57,681	3,789,615
Cullen/Frost Bankers, Inc. (b)	30,612	2,670,285
East West Bancorp, Inc.	77,466	3,928,301
First Financial Bankshares, Inc.	77,767	2,813,221
First Horizon National Corp. (b)	303,588	3,873,783
FNB Corp.	176,550	1,677,225
Fulton Financial Corp.	88,785	1,129,345
Glacier Bancorp, Inc.	52,212	2,402,274
Hancock Whitney Corp.	47,286	1,608,670
Home BancShares, Inc. (b)	83,151	1,619,781
International Bancshares Corp.	30,470	1,140,797
PacWest Bancorp	63,905	1,623,187
Pinnacle Financial Partners, Inc. (b)	41,505	2,672,922
Prosperity Bancshares, Inc.	50,649	3,513,015
Signature Bank	29,314	3,965,891
Sterling Bancorp	106,357	1,912,299
Synovus Financial Corp.	80,881	2,618,118
TCF Financial Corp.	83,443	3,089,060
Texas Capital Bancshares, Inc. (a)	27,611	1,642,855
Trustmark Corp.	34,706	947,821
UMB Financial Corp.	23,655	1,631,958

Banks—(Continued)
Umpqua Holdings Corp.	120,510	1,824,521
United Bankshares, Inc.	71,007	2,300,627
Valley National Bancorp	221,007	2,154,818
Webster Financial Corp.	49,359	2,080,482
Wintrust Financial Corp.	31,539	1,926,718

		70,441,094

Beverages—0.4%
Boston Beer Co., Inc. (The) - Class A (a)	5,002	4,973,439

Biotechnology—1.6%
Arrowhead Pharmaceuticals, Inc. (a) (b)	56,230	4,314,528
Emergent BioSolutions, Inc. (a)	24,651	2,208,729
Exelixis, Inc. (a)	169,770	3,407,284
Halozyme Therapeutics, Inc. (a) (b)	69,535	2,969,840
Ligand Pharmaceuticals, Inc. (a) (b)	8,800	875,160
United Therapeutics Corp. (a)	24,319	3,691,381

		17,466,922

Building Products—1.9%
Builders FirstSource, Inc. (a) (b)	112,250	4,580,922
Lennox International, Inc. (b)	19,067	5,223,786
Owens Corning	59,227	4,487,038
Simpson Manufacturing Co., Inc.	23,760	2,220,372
Trex Co., Inc. (a)	63,360	5,304,499

		21,816,617

Capital Markets—2.6%
Affiliated Managers Group, Inc. (b)	24,822	2,524,397
Eaton Vance Corp.	62,490	4,244,946
Evercore, Inc. - Class A	22,234	2,437,736
FactSet Research Systems, Inc.	20,790	6,912,675
Federated Hermes, Inc.	51,652	1,492,226
Interactive Brokers Group, Inc. - Class A	44,205	2,692,969
Janus Henderson Group plc (b)	81,399	2,646,282
SEI Investments Co.	65,662	3,773,595
Stifel Financial Corp.	56,364	2,844,127

		29,568,953

Chemicals—2.6%
Ashland Global Holdings, Inc.	29,835	2,362,932
Avient Corp.	50,057	2,016,296
Cabot Corp.	30,972	1,390,024
Chemours Co. (The) (b)	90,014	2,231,447
Ingevity Corp. (a)	22,588	1,710,589
Minerals Technologies, Inc. (b)	18,602	1,155,556
NewMarket Corp.	4,004	1,594,753
Olin Corp. (b)	77,746	1,909,442
RPM International, Inc.	71,103	6,454,730
Scotts Miracle-Gro Co. (The)	22,267	4,434,251
Sensient Technologies Corp.	23,178	1,709,841
Valvoline, Inc.	101,379	2,345,910

		29,315,771

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—2.1%
Brink’s Co. (The) (b)	27,050	$1,947,600
Clean Harbors, Inc. (a)	27,813	2,116,569
Healthcare Services Group, Inc. (b)	40,725	1,144,373
Herman Miller, Inc.	32,231	1,089,408
HNI Corp.	23,374	805,468
IAA, Inc. (a)	73,581	4,781,294
KAR Auction Services, Inc.	70,728	1,316,248
MSA Safety, Inc. (b)	19,824	2,961,507
Stericycle, Inc. (a)	50,098	3,473,294
Tetra Tech, Inc.	29,428	3,407,174

		23,042,935

Communications Equipment—0.9%
Ciena Corp. (a)	84,446	4,462,971
Lumentum Holdings, Inc. (a)	41,315	3,916,662
NetScout Systems, Inc. (a) (b)	40,261	1,103,957
ViaSat, Inc. (a) (b)	35,107	1,146,243

		10,629,833

Construction & Engineering—1.2%
AECOM (a)	82,500	4,106,850
Dycom Industries, Inc. (a)	17,463	1,318,806
EMCOR Group, Inc.	30,059	2,749,196
Fluor Corp. (b)	68,485	1,093,705
MasTec, Inc. (a) (b)	30,720	2,094,490
Valmont Industries, Inc.	11,630	2,034,436

		13,397,483

Construction Materials—0.2%
Eagle Materials, Inc.	22,883	2,319,192

Consumer Finance—0.8%
FirstCash, Inc.	22,677	1,588,297
LendingTree, Inc. (a)	5,961	1,632,062
Navient Corp.	101,935	1,001,002
PROG Holdings, Inc.	36,968	1,991,466
SLM Corp.	205,336	2,544,113

		8,756,940

Containers & Packaging—1.0%
AptarGroup, Inc.	35,417	4,848,233
Greif, Inc. - Class A	14,469	678,307
O-I Glass, Inc.	86,003	1,023,436
Silgan Holdings, Inc.	42,965	1,593,142
Sonoco Products Co.	54,949	3,255,728

		11,398,846

Diversified Consumer Services—1.1%
Adtalem Global Education, Inc. (a)	28,505	967,745
Graham Holdings Co. - Class B	2,212	1,179,837
Grand Canyon Education, Inc. (a)	25,641	2,387,433
H&R Block, Inc.	100,369	1,591,852
Service Corp. International	94,528	4,641,325
Strategic Education, Inc.	13,354	1,273,037

Diversified Consumer Services —(Continued)
WW International, Inc. (a) (b)	25,710	627,324

		12,668,553

Diversified Financial Services—0.2%
Jefferies Financial Group, Inc.	113,220	2,785,212

Electric Utilities—1.1%
ALLETE, Inc. (b)	28,441	1,761,636
Hawaiian Electric Industries, Inc.	59,745	2,114,376
IDACORP, Inc.	27,613	2,651,676
OGE Energy Corp.	109,454	3,487,204
PNM Resources, Inc.	43,587	2,115,277

		12,130,169

Electrical Equipment—2.5%
Acuity Brands, Inc. (b)	20,157	2,440,811
EnerSys	23,299	1,935,215
Generac Holdings, Inc. (a)	34,388	7,820,175
Hubbell, Inc.	29,679	4,653,371
nVent Electric plc	93,091	2,168,089
Regal-Beloit Corp.	22,214	2,728,101
Sunrun, Inc. (a)	85,392	5,924,497

		27,670,259

Electronic Equipment, Instruments & Components—3.8%
Arrow Electronics, Inc. (a)	41,339	4,022,285
Avnet, Inc.	54,080	1,898,749
Belden, Inc. (b)	24,411	1,022,821
Cognex Corp. (b)	95,562	7,672,195
Coherent, Inc. (a)	13,373	2,006,217
II-VI, Inc. (a) (b)	56,760	4,311,490
Jabil, Inc.	73,652	3,132,419
Littelfuse, Inc.	13,339	3,396,910
National Instruments Corp.	71,819	3,155,727
SYNNEX Corp.	22,564	1,837,612
Trimble, Inc. (a)	136,900	9,140,813
Vishay Intertechnology, Inc.	72,539	1,502,283

		43,099,521

Energy Equipment & Services—0.1%
ChampionX Corp. (a)	101,697	1,555,964

Entertainment—0.2%
Cinemark Holdings, Inc. (b)	58,838	1,024,369
World Wrestling Entertainment, Inc. - Class A	25,552	1,227,774

		2,252,143

Equity Real Estate Investment Trusts—8.6%
American Campus Communities, Inc. (b)	75,314	3,221,180
Apartment Income REIT Corp. (a)	81,461	3,128,917
Brixmor Property Group, Inc.	162,239	2,685,055
Camden Property Trust	53,297	5,325,436
CoreSite Realty Corp.	23,403	2,931,928
Corporate Office Properties Trust	61,383	1,600,869

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Cousins Properties, Inc. (b)	81,296	$2,723,416
CyrusOne, Inc.	65,897	4,820,366
Douglas Emmett, Inc. (b)	90,209	2,632,299
EastGroup Properties, Inc.	21,646	2,988,447
EPR Properties	40,830	1,326,975
First Industrial Realty Trust, Inc.	70,618	2,975,136
Healthcare Realty Trust, Inc.	74,450	2,203,720
Highwoods Properties, Inc.	56,860	2,253,362
Hudson Pacific Properties, Inc.	83,256	1,999,809
JBG SMITH Properties	60,889	1,903,999
Kilroy Realty Corp. (b)	57,391	3,294,243
Lamar Advertising Co. - Class A	47,295	3,935,890
Life Storage, Inc.	26,593	3,174,938
Macerich Co. (The) (b)	61,345	654,551
Medical Properties Trust, Inc.	293,305	6,391,116
National Retail Properties, Inc.	95,066	3,890,101
Omega Healthcare Investors, Inc. (b)	124,220	4,511,670
Park Hotels & Resorts, Inc.	128,931	2,211,167
Pebblebrook Hotel Trust (b)	71,639	1,346,813
Physicians Realty Trust (b)	113,946	2,028,239
PotlatchDeltic Corp.	36,593	1,830,382
PS Business Parks, Inc.	10,981	1,459,045
Rayonier, Inc.	74,704	2,194,804
Rexford Industrial Realty, Inc.	71,425	3,507,682
Sabra Health Care REIT, Inc.	113,234	1,966,875
Service Properties Trust	90,194	1,036,329
Spirit Realty Capital, Inc.	62,519	2,511,388
STORE Capital Corp.	129,325	4,394,463
Urban Edge Properties	60,028	776,762
Weingarten Realty Investors	65,914	1,428,356

		97,265,728

Food & Staples Retailing—0.9%
BJ’s Wholesale Club Holdings, Inc. (a) (b)	75,121	2,800,511
Casey’s General Stores, Inc.	20,212	3,610,268
Grocery Outlet Holding Corp. (a)	46,884	1,840,197
Sprouts Farmers Market, Inc. (a) (b)	64,544	1,297,334

		9,548,310

Food Products—1.9%
Darling Ingredients, Inc. (a)	88,686	5,115,408
Flowers Foods, Inc. (b)	107,686	2,436,934
Hain Celestial Group, Inc. (The) (a) (b)	45,157	1,813,054
Ingredion, Inc.	36,658	2,883,885
Lancaster Colony Corp.	10,699	1,965,727
Pilgrim’s Pride Corp. (a)	26,655	522,705
Post Holdings, Inc. (a)	33,527	3,386,562
Sanderson Farms, Inc. (b)	10,831	1,431,858
Tootsie Roll Industries, Inc. (b)	9,471	281,289
TreeHouse Foods, Inc. (a) (b)	30,922	1,313,876

		21,151,298

Gas Utilities—1.2%
National Fuel Gas Co.	49,778	2,047,369
New Jersey Resources Corp. (b)	52,605	1,870,108
ONE Gas, Inc. (b)	29,055	2,230,552

Gas Utilities—(Continued)
Southwest Gas Holdings, Inc.	31,098	1,889,203
Spire, Inc. (b)	28,246	1,808,874
UGI Corp.	114,051	3,987,223

		13,833,329

Health Care Equipment & Supplies—3.3%
Avanos Medical, Inc. (a) (b)	26,174	1,200,863
Cantel Medical Corp.	20,574	1,622,466
Globus Medical, Inc. - Class A (a)	41,720	2,720,978
Haemonetics Corp. (a)	27,786	3,299,588
Hill-Rom Holdings, Inc.	36,561	3,581,881
ICU Medical, Inc. (a)	10,678	2,290,324
Integra LifeSciences Holdings Corp. (a)	38,737	2,514,806
LivaNova plc (a)	26,592	1,760,656
Masimo Corp. (a)	27,717	7,438,688
Neogen Corp. (a) (b)	29,025	2,301,683
NuVasive, Inc. (a)	28,063	1,580,789
Penumbra, Inc. (a) (b)	18,479	3,233,825
Quidel Corp. (a)	20,949	3,763,488

		37,310,035

Health Care Providers & Services—3.0%
Acadia Healthcare Co., Inc. (a)	48,697	2,447,511
Amedisys, Inc. (a)	17,955	5,266,740
Chemed Corp.	8,730	4,649,685
Encompass Health Corp.	54,411	4,499,246
HealthEquity, Inc. (a) (b)	42,061	2,932,073
LHC Group, Inc. (a)	17,288	3,687,876
Molina Healthcare, Inc. (a)	32,450	6,901,466
Patterson Cos., Inc. (b)	47,527	1,408,225
Tenet Healthcare Corp. (a)	57,740	2,305,558

		34,098,380

Hotels, Restaurants & Leisure—4.0%
Boyd Gaming Corp.	43,946	1,886,162
Caesars Entertainment, Inc. (a)	113,972	8,464,701
Choice Hotels International, Inc.	15,781	1,684,306
Churchill Downs, Inc.	19,432	3,785,159
Cracker Barrel Old Country Store, Inc.	12,981	1,712,454
Jack in the Box, Inc.	12,434	1,153,875
Marriott Vacations Worldwide Corp.	22,470	3,083,333
Papa John’s International, Inc.	18,032	1,530,015
Penn National Gaming, Inc. (a)	80,746	6,974,032
Scientific Games Corp. - Class A (a)	30,726	1,274,822
Six Flags Entertainment Corp.	41,385	1,411,229
Texas Roadhouse, Inc.	35,741	2,793,517
Wendy’s Co. (The)	98,096	2,150,264
Wingstop, Inc.	16,243	2,153,010
Wyndham Destinations Inc.	46,984	2,107,702
Wyndham Hotels & Resorts, Inc.	50,982	3,030,370

		45,194,951

Household Durables—1.5%
Helen of Troy, Ltd. (a)	13,874	3,082,664
KB Home	48,196	1,615,530

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Taylor Morrison Home Corp. (a)	71,106	$1,823,869
Tempur Sealy International, Inc. (a)	105,015	2,835,405
Toll Brothers, Inc.	62,834	2,731,394
TopBuild Corp. (a) (b)	18,071	3,326,509
TRI Pointe Group, Inc. (a)	69,400	1,197,150

		16,612,521

Household Products—0.1%
Energizer Holdings, Inc. (b)	31,870	1,344,277

Industrial Conglomerates—0.4%
Carlisle Cos., Inc. (b)	29,210	4,562,018

Insurance—4.4%
Alleghany Corp.	7,832	4,728,100
American Financial Group, Inc.	38,493	3,372,757
Brighthouse Financial, Inc. (a) (g)	48,977	1,773,212
Brown & Brown, Inc.	129,016	6,116,649
CNO Financial Group, Inc. (b)	76,054	1,690,680
First American Financial Corp.	61,093	3,154,232
Genworth Financial, Inc. - Class A (a)	276,897	1,046,671
Hanover Insurance Group, Inc. (The)	20,385	2,383,414
Kemper Corp.	33,644	2,584,869
Kinsale Capital Group, Inc.	11,665	2,334,517
Mercury General Corp.	14,540	759,133
Old Republic International Corp.	154,740	3,049,925
Primerica, Inc.	21,507	2,880,433
Reinsurance Group of America, Inc.	37,176	4,308,698
RenaissanceRe Holdings, Ltd.	27,804	4,610,459
RLI Corp.	21,696	2,259,638
Selective Insurance Group, Inc.	32,742	2,193,059

		49,246,446

Interactive Media & Services—0.2%
TripAdvisor, Inc. (a) (b)	52,621	1,514,432
Yelp, Inc. (a)	38,062	1,243,486

		2,757,918

Internet & Direct Marketing Retail—0.3%
GrubHub, Inc. (a)	50,757	3,769,722

IT Services—2.4%
Alliance Data Systems Corp.	26,114	1,935,047
CACI International, Inc. - Class A (a)	13,800	3,440,754
Concentrix Corp. (a)	22,543	2,224,994
KBR, Inc. (b)	77,993	2,412,324
LiveRamp Holdings, Inc. (a)	36,287	2,655,846
MAXIMUS, Inc.	33,628	2,461,233
Perspecta, Inc.	74,869	1,802,846
Sabre Corp. (b)	173,614	2,086,840
Science Applications International Corp.	31,861	3,015,325
WEX, Inc. (a)	24,149	4,915,046

		26,950,255

Leisure Products—0.9%
Brunswick Corp.	42,870	3,268,409
Mattel, Inc. (a)	190,452	3,323,387
Polaris, Inc.	31,737	3,023,901

		9,615,697

Life Sciences Tools & Services—2.5%
Bio-Techne Corp.	21,128	6,709,196
Charles River Laboratories International, Inc. (a)	27,220	6,801,189
Medpace Holdings, Inc. (a)	15,073	2,098,162
PRA Health Sciences, Inc. (a)	35,104	4,403,446
Repligen Corp. (a) (b)	27,542	5,277,873
Syneos Health, Inc. (a) (b)	41,543	2,830,325

		28,120,191

Machinery—4.9%
AGCO Corp.	33,609	3,464,752
Colfax Corp. (a) (b)	55,098	2,106,948
Crane Co.	27,028	2,098,994
Donaldson Co., Inc.	69,080	3,860,190
Graco, Inc. (b)	91,681	6,633,120
ITT, Inc.	47,279	3,641,429
Kennametal, Inc. (b)	45,569	1,651,421
Lincoln Electric Holdings, Inc. (b)	32,543	3,783,124
Middleby Corp. (The) (a) (b)	30,432	3,923,293
Nordson Corp.	29,535	5,935,058
Oshkosh Corp.	37,314	3,211,616
Terex Corp.	37,922	1,323,099
Timken Co. (The)	37,112	2,870,984
Toro Co. (The) (b)	58,714	5,568,436
Trinity Industries, Inc. (b)	46,228	1,219,957
Woodward, Inc. (b)	31,955	3,883,491

		55,175,912

Marine—0.2%
Kirby Corp. (a)	32,854	1,702,823

Media—1.2%
Cable One, Inc.	2,968	6,611,873
John Wiley & Sons, Inc. - Class A	23,878	1,090,270
New York Times Co. (The) - Class A	79,235	4,101,996
TEGNA, Inc.	119,972	1,673,609

		13,477,748

Metals & Mining—1.6%
Commercial Metals Co.	65,703	1,349,540
Compass Minerals International, Inc.	18,580	1,146,757
Reliance Steel & Aluminum Co.	34,888	4,177,838
Royal Gold, Inc.	35,900	3,818,324
Steel Dynamics, Inc.	109,360	4,032,103
United States Steel Corp. (b)	120,608	2,022,596
Worthington Industries, Inc.	19,638	1,008,215

		17,555,373

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Multi-Utilities—0.6%
Black Hills Corp.	34,336	$2,109,947
MDU Resources Group, Inc.	109,728	2,890,236
NorthWestern Corp.	27,679	1,613,962

		6,614,145

Multiline Retail—0.7%
Kohl’s Corp.	86,269	3,510,286
Nordstrom, Inc. (b)	59,538	1,858,181
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	31,124	2,545,009

		7,913,476

Oil, Gas & Consumable Fuels—1.1%
Antero Midstream Corp. (b)	156,494	1,206,569
Cimarex Energy Co.	55,795	2,092,870
CNX Resources Corp. (a)	122,865	1,326,942
EQT Corp.	150,812	1,916,821
Equitrans Midstream Corp. (b)	222,455	1,788,538
Murphy Oil Corp. (b)	79,008	955,997
World Fuel Services Corp.	34,749	1,082,779
WPX Energy, Inc. (a)	221,047	1,801,533

		12,172,049

Paper & Forest Products—0.3%
Domtar Corp.	30,203	955,925
Louisiana-Pacific Corp.	59,823	2,223,621

		3,179,546

Personal Products—0.3%
Coty, Inc. - Class A	155,072	1,088,605
Edgewell Personal Care Co. (b)	29,743	1,028,513
Nu Skin Enterprises, Inc. - Class A	27,924	1,525,488

		3,642,606

Pharmaceuticals—0.7%
Jazz Pharmaceuticals plc (a)	30,488	5,032,044
Nektar Therapeutics (a) (b)	98,169	1,668,873
Prestige Consumer Healthcare, Inc. (a)	27,417	956,031

		7,656,948

Professional Services—1.1%
ASGN, Inc. (a)	28,948	2,418,026
CoreLogic, Inc.	42,562	3,290,894
FTI Consulting, Inc. (a)	19,515	2,180,216
Insperity, Inc.	19,519	1,589,237
ManpowerGroup, Inc.	31,483	2,839,137

		12,317,510

Real Estate Management & Development—0.4%
Jones Lang LaSalle, Inc. (a)	28,074	4,165,339

Road & Rail—0.9%
Avis Budget Group, Inc. (a) (b)	28,217	1,052,494
Knight-Swift Transportation Holdings, Inc.	68,771	2,876,003
Landstar System, Inc.	21,004	2,828,399

Road & Rail—(Continued)
Ryder System, Inc.	29,488	1,821,179
Werner Enterprises, Inc.	31,761	1,245,666

		9,823,741

Semiconductors & Semiconductor Equipment—5.6%
Cirrus Logic, Inc. (a)	31,719	2,607,302
CMC Materials, Inc.	15,914	2,407,788
Cree, Inc. (a) (b)	60,380	6,394,242
Enphase Energy, Inc. (a)	69,132	12,130,592
First Solar, Inc. (a) (b)	46,393	4,589,196
MKS Instruments, Inc.	30,172	4,539,377
Monolithic Power Systems, Inc.	23,197	8,495,437
Semtech Corp. (a)	35,570	2,564,241
Silicon Laboratories, Inc. (a)	23,983	3,053,995
SolarEdge Technologies, Inc. (a)	28,024	8,943,019
Synaptics, Inc. (a) (b)	18,889	1,820,900
Universal Display Corp.	23,456	5,390,189

		62,936,278

Software—4.3%
ACI Worldwide, Inc. (a)	63,893	2,455,408
Blackbaud, Inc.	27,124	1,561,257
CDK Global, Inc.	66,591	3,451,412
Ceridian HCM Holding, Inc. (a) (b)	71,174	7,584,301
CommVault Systems, Inc. (a)	25,790	1,427,992
Fair Isaac Corp. (a)	15,923	8,137,290
InterDigital, Inc. (b)	16,858	1,022,943
j2 Global, Inc. (a) (b)	23,452	2,291,026
Manhattan Associates, Inc. (a)	34,762	3,656,267
Paylocity Holding Corp. (a)	20,482	4,217,449
PTC, Inc. (a)	57,456	6,872,312
Qualys, Inc. (a) (b)	18,362	2,237,777
SailPoint Technologies Holding, Inc. (a)	49,748	2,648,584
Teradata Corp. (a) (b)	59,810	1,343,931

		48,907,949

Specialty Retail—2.6%
American Eagle Outfitters, Inc. (b)	81,844	1,642,609
AutoNation, Inc. (a) (b)	32,214	2,248,215
Dick’s Sporting Goods, Inc.	35,970	2,021,874
Five Below, Inc. (a)	30,574	5,349,839
Foot Locker, Inc.	57,124	2,310,095
Lithia Motors, Inc. - Class A (b)	14,296	4,184,010
Murphy USA, Inc.	14,539	1,902,719
RH (a) (b)	8,543	3,823,163
Urban Outfitters, Inc. (a)	37,457	958,899
Williams-Sonoma, Inc. (b)	41,910	4,268,114

		28,709,537

Technology Hardware, Storage & Peripherals—0.2%
NCR Corp. (a)	70,536	2,650,037

Textiles, Apparel & Luxury Goods—1.0%
Carter’s, Inc.	23,885	2,246,862
Columbia Sportswear Co.	16,667	1,456,363

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Deckers Outdoor Corp. (a)	15,368	$4,407,235
Skechers USA, Inc. - Class A (a)	74,193	2,666,496

		10,776,956

Thrifts & Mortgage Finance—0.8%
Essent Group, Ltd.	61,519	2,657,621
MGIC Investment Corp.	185,272	2,325,164
New York Community Bancorp, Inc. (b)	253,855	2,678,170
Washington Federal, Inc.	41,487	1,067,875

		8,728,830

Trading Companies & Distributors—0.8%
GATX Corp. (b)	19,152	1,593,063
MSC Industrial Direct Co., Inc. - Class A	25,042	2,113,295
Univar Solutions, Inc. (a)	92,534	1,759,071
Watsco, Inc. (b)	17,961	4,069,065

		9,534,494

Water Utilities—0.5%
Essential Utilities, Inc. (b)	122,137	5,775,859

Wireless Telecommunication Services—0.1%
Telephone & Data Systems, Inc.	54,479	1,011,675

Total Common Stocks (Cost $780,197,932)		1,125,630,154

Mutual Funds—0.3%

Investment Companies—0.3%
SPDR S&P MidCap 400 ETF Trust (b) (Cost $3,161,828)	7,600	3,191,392

Short-Term Investments—0.2%

U.S. Treasury—0.2%
U.S. Treasury Bills
0.030%, 01/21/21 (d)	400,000	399,992
0.065%, 01/14/21 (d)	1,275,000	1,274,984

Total Short-Term Investments (Cost $1,674,963)		1,674,976

Securities Lending Reinvestments (e)—13.7%

Certificates of Deposit—5.9%
Banco del Estado de Chile 0.250%, 01/04/21	4,000,000	4,000,040
Bank of Montreal (Chicago)
0.220%, 3M LIBOR - 0.010%, 06/09/21 (f)	2,000,000	1,999,644
0.281%, 3M LIBOR + 0.060%, 08/10/21 (f)	3,000,000	3,000,333
Bank of Nova Scotia 0.372%, 1M LIBOR + 0.220%, 01/08/21 (f)	2,000,000	2,000,088

Certificates of Deposit—(Continued)
BNP Paribas S.A. New York
0.264%, 1M LIBOR + 0.110%, 02/12/21 (f)	1,000,000	1,000,075
0.268%, 1M LIBOR + 0.120%, 02/11/21 (f)	1,000,000	1,000,083
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (f)	3,000,000	3,000,363
Credit Industriel et Commercial 0.260%, FEDEFF PRV + 0.170%, 02/12/21 (f)	3,000,000	3,000,126
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (f)	6,000,000	6,002,298
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (f)	1,500,000	1,499,448
0.301%, SOFR + 0.210%, 02/22/21 (f)	1,500,000	1,499,448
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/25/21	1,998,239	1,999,780
MUFG Bank Ltd. Zero Coupon, 02/22/21	4,996,738	4,998,450
Nordea Bank New York 0.313%, 3M LIBOR + 0.100%, 05/21/21 (f)	4,000,000	4,001,072
Rabobank International London 0.359%, 1M LIBOR + 0.210%, 01/08/21 (f)	1,500,000	1,500,300
Royal Bank of Canada New York 0.270%, FEDEFF PRV + 0.180%, 02/12/21 (f)	2,000,000	2,000,238
Skandinaviska Enskilda Banken AB 0.210%, 03/15/21	5,000,000	4,999,690
Sumitomo Mitsui Banking Corp. 0.252%, 3M LIBOR + 0.030%, 02/17/21 (f)	5,000,000	4,999,955
Sumitomo Mitsui Trust Bank London Zero Coupon, 05/13/21	6,989,458	6,993,000
Svenska Handelsbanken AB 0.249%, 3M LIBOR + 0.020%, 09/17/21 (f)	5,000,000	4,998,975
Toronto-Dominion Bank 0.284%, 3M LIBOR + 0.070%, 02/16/21 (f)	2,000,000	2,000,100

		66,493,506

Commercial Paper—0.7%
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (f)	8,000,000	8,001,544

Repurchase Agreements—7.1%
Barclays Bank plc
Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $5,000,139; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $5,552,743.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $5,002,044; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $5,556,630.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments(e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $17,864,852; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% -2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $18,222,049.	17,864,752	$17,864,752
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,500,000.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $7,002,926; collateralized by various Common Stock with an aggregate market value of $7,700,000.	7,000,000	7,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $2,700,036; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $2,754,001.	2,700,000	2,700,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,500,033; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $1,530,001.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $600,022; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $666,692.	600,000	600,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $1,400,016; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $1,428,575.	1,400,000	1,400,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $9,200,215; collateralized by various Common Stock with an aggregate market value of $10,222,341.	9,200,000	9,200,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $8,000,178; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $8,875,172.	8,000,000	8,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $3,400,162; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $3,771,948.	3,400,000	3,400,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $1,700,086; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $1,885,678.	1,700,000	1,700,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $8,000,160; collateralized by various Common Stock with an aggregate market value of $8,890,398.	8,000,000	8,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,000,022; collateralized by various Common Stock with an aggregate market value of $1,111,300.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $2,600,110; collateralized by various Common Stock with an aggregate market value of $2,889,379.	2,600,000	2,600,000

		79,964,752

Total Securities Lending Reinvestments (Cost $154,455,235)		154,459,802

Total Investments—114.2% (Cost $939,489,958)		1,284,956,324
Other assets and liabilities (net)—(14.2)%		(159,739,447)

Net Assets—100.0%		$1,125,216,877

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $148,544,172 and the collateral received consisted of cash in the amount of $154,449,188 and non-cash collateral with a value of $593,443. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2020, the market value of securities pledged was $2,108,300.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2020

(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(g)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
S&P Midcap 400 Index E-Mini Futures	03/19/21	8	USD	1,842,800	$56,902

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,125,630,154	$—	$—	$1,125,630,154
Total Mutual Funds*	3,191,392	—	—	3,191,392
Total Short-Term Investments*	—	1,674,976	—	1,674,976
Total Securities Lending Reinvestments*	—	154,459,802	—	154,459,802
Total Investments	$1,128,821,546	$156,134,778	$—	$1,284,956,324

Collateral for Securities Loaned (Liability)	$—	$(154,449,188)	$—	$(154,449,188)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$56,902	$—	$—	$56,902

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,283,183,112
Affiliated investments at value (c)	1,773,212
Cash	29,109
Receivable for:
Investments sold	3,272,015
Fund shares sold	123,306
Dividends	1,073,164
Variation margin on futures contracts	3,283
Prepaid expenses	3,179

Total Assets	1,289,460,380

Liabilities
Collateral for securities loaned	154,449,188
Payables for:
Investments purchased	1,972,030
Fund shares redeemed	7,181,559
Accrued Expenses:
Management fees	235,588
Distribution and service fees	125,468
Deferred trustees’ fees	162,357
Other expenses	117,313

Total Liabilities	164,243,503

Net Assets	$1,125,216,877

Net Assets Consist of:
Paid in surplus	$713,608,013
Distributable earnings (Accumulated losses)	411,608,864

Net Assets	$1,125,216,877

Net Assets
Class A	$553,284,147
Class B	370,481,709
Class E	33,092,817
Class G	168,358,204
Capital Shares Outstanding*
Class A	29,107,644
Class B	19,875,703
Class E	1,759,265
Class G	9,121,496
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.01
Class B	18.64
Class E	18.81
Class G	18.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $937,697,027.
(b)	Includes securities loaned at value of $148,544,172.
(c)	Identified cost of affiliated investments was $1,792,931.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$15,409,643
Interest	17,362
Securities lending income	549,535

Total investment income	15,976,540

Expenses
Management fees	2,444,234
Administration fees	48,312
Custodian and accounting fees	87,636
Distribution and service fees—Class B	819,793
Distribution and service fees—Class E	43,630
Distribution and service fees—Class G	423,921
Audit and tax services	44,887
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	170,781
Insurance	7,230
Miscellaneous	112,894

Total expenses	4,303,288
Less management fee waiver	(25,360)

Net expenses	4,277,928

Net Investment Income	11,698,612

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	56,836,808
Affiliated investments	(87,815)
Futures contracts	682,757

Net realized gain	57,431,750

Net change in unrealized appreciation (depreciation) on:
Investments	75,258,731
Affiliated investments	(155,189)
Futures contracts	(65,187)

Net change in unrealized appreciation	75,038,355

Net realized and unrealized gain	132,470,105

Net Increase in Net Assets From Operations	$144,168,717

(a)	Net of foreign withholding taxes of $955.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,698,612	$13,571,064
Net realized gain	57,431,750	66,220,987
Net change in unrealized appreciation	75,038,355	152,445,429

Increase in net assets from operations	144,168,717	232,237,480

From Distributions to Shareholders
Class A	(38,774,037)	(55,810,568)
Class B	(26,620,895)	(39,443,917)
Class E	(2,343,469)	(3,666,040)
Class G	(11,474,534)	(15,590,932)

Total distributions	(79,212,935)	(114,511,457)

Increase (decrease) in net assets from capital share transactions	(15,310,127)	30,209,904

Total increase in net assets	49,645,655	147,935,927

Net Assets
Beginning of period	1,075,571,222	927,635,295

End of period	$1,125,216,877	$1,075,571,222

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	3,882,463	$57,273,936	1,870,825	$33,565,548
Reinvestments	2,652,123	38,774,037	3,343,953	55,810,568
Redemptions	(6,366,715)	(101,815,272)	(3,365,562)	(59,361,998)

Net increase (decrease)	167,871	$(5,767,299)	1,849,216	$30,014,118

Class B
Sales	1,699,979	$22,454,709	427,116	$7,333,479
Reinvestments	1,853,823	26,620,895	2,403,651	39,443,917
Redemptions	(4,005,111)	(64,684,159)	(3,114,092)	(54,707,311)

Net decrease	(451,309)	$(15,608,555)	(283,325)	$(7,929,915)

Class E
Sales	137,393	$1,974,726	61,609	$1,065,611
Reinvestments	161,842	2,343,469	221,647	3,666,040
Redemptions	(380,946)	(6,087,946)	(337,001)	(5,927,270)

Net decrease	(81,711)	$(1,769,751)	(53,745)	$(1,195,619)

Class G
Sales	1,566,504	$22,267,401	911,115	$15,721,624
Reinvestments	806,929	11,474,534	958,262	15,590,932
Redemptions	(1,640,790)	(25,906,457)	(1,265,189)	(21,991,236)

Net increase	732,643	$7,835,478	604,188	$9,321,320

Increase (decrease) derived from capital shares transactions		$(15,310,127)		$30,209,904

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.27	$16.32	$20.24	$18.89	$17.23

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.26	0.26	0.24	0.27
Net realized and unrealized gain (loss)	1.85	3.78	(2.24)	2.63	3.04

Total income (loss) from investment operations	2.06	4.04	(1.98)	2.87	3.31

Less Distributions
Distributions from net investment income	(0.24)	(0.26)	(0.26)	(0.27)	(0.24)
Distributions from net realized capital gains	(1.08)	(1.83)	(1.68)	(1.25)	(1.41)

Total distributions	(1.32)	(2.09)	(1.94)	(1.52)	(1.65)

Net Asset Value, End of Period	$19.01	$18.27	$16.32	$20.24	$18.89

Total Return (%) (b)	13.39	25.95	(11.30)	15.95	20.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	0.30	0.30	0.30	0.30
Net ratio of expenses to average net assets (%) (c)	0.31	0.30	0.30	0.29	0.29
Ratio of net investment income to average net assets (%)	1.33	1.44	1.34	1.26	1.53
Portfolio turnover rate (%)	31	24	25	23	28
Net assets, end of period (in millions)	$553.3	$528.6	$442.2	$545.3	$494.1

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.93	$16.05	$19.93	$18.63	$17.01

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.21	0.21	0.19	0.22
Net realized and unrealized gain (loss)	1.82	3.71	(2.20)	2.59	3.00

Total income (loss) from investment operations	1.99	3.92	(1.99)	2.78	3.22

Less Distributions
Distributions from net investment income	(0.20)	(0.21)	(0.21)	(0.23)	(0.19)
Distributions from net realized capital gains	(1.08)	(1.83)	(1.68)	(1.25)	(1.41)

Total distributions	(1.28)	(2.04)	(1.89)	(1.48)	(1.60)

Net Asset Value, End of Period	$18.64	$17.93	$16.05	$19.93	$18.63

Total Return (%) (b)	13.15	25.57	(11.51)	15.63	20.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.55	0.55	0.55	0.55
Net ratio of expenses to average net assets (%) (c)	0.56	0.55	0.55	0.54	0.54
Ratio of net investment income to average net assets (%)	1.08	1.19	1.09	1.01	1.28
Portfolio turnover rate (%)	31	24	25	23	28
Net assets, end of period (in millions)	$370.5	$364.5	$330.8	$427.0	$409.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.09	$16.17	$20.07	$18.75	$17.10

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.23	0.23	0.21	0.24
Net realized and unrealized gain (loss)	1.82	3.75	(2.22)	2.61	3.03

Total income (loss) from investment operations	2.01	3.98	(1.99)	2.82	3.27

Less Distributions
Distributions from net investment income	(0.21)	(0.23)	(0.23)	(0.25)	(0.21)
Distributions from net realized capital gains	(1.08)	(1.83)	(1.68)	(1.25)	(1.41)

Total distributions	(1.29)	(2.06)	(1.91)	(1.50)	(1.62)

Net Asset Value, End of Period	$18.81	$18.09	$16.17	$20.07	$18.75

Total Return (%) (b)	13.21	25.77	(11.44)	15.80	20.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	0.45	0.45	0.45	0.45
Net ratio of expenses to average net assets (%) (c)	0.46	0.45	0.45	0.44	0.44
Ratio of net investment income to average net assets (%)	1.18	1.29	1.19	1.11	1.38
Portfolio turnover rate (%)	31	24	25	23	28
Net assets, end of period (in millions)	$33.1	$33.3	$30.6	$40.0	$39.2

	Class G
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.78	$15.93	$19.80	$18.52	$16.92

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.20	0.20	0.18	0.21
Net realized and unrealized gain (loss)	1.79	3.69	(2.19)	2.58	2.98

Total income (loss) from investment operations	1.95	3.89	(1.99)	2.76	3.19

Less Distributions
Distributions from net investment income	(0.19)	(0.21)	(0.20)	(0.23)	(0.18)
Distributions from net realized capital gains	(1.08)	(1.83)	(1.68)	(1.25)	(1.41)

Total distributions	(1.27)	(2.04)	(1.88)	(1.48)	(1.59)

Net Asset Value, End of Period	$18.46	$17.78	$15.93	$19.80	$18.52

Total Return (%) (b)	13.07	25.54	(11.56)	15.60	20.08

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.60	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (c)	0.61	0.60	0.60	0.59	0.59
Ratio of net investment income to average net assets (%)	1.03	1.14	1.04	0.96	1.24
Portfolio turnover rate (%)	31	24	25	23	28
Net assets, end of period (in millions)	$168.4	$149.1	$124.0	$149.8	$133.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-17

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns.

BHFTII-18

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $79,964,752, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-19

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(148,381,792)	$—	$—	$—	$(148,381,792)
Mutual Funds	(6,067,396)	—	—	—	(6,067,396)
Total Borrowings	$(154,449,188)	$—	$—	$—	$(154,449,188)
Gross amount of recognized liabilities for securities lending transactions					$(154,449,188)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$56,902

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$682,757

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(65,187)

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$4,350,629

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-20

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct

BHFTII-21

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$300,221,637	$0	$371,941,504

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2020 were $2,444,234.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2020 were $242,589.

Management Fee Waivers - Pursuant to an expense agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-22

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Loss	Change in Unrealized Depreciation	Ending Value as of December 31, 2020	Income earned from affiliates during the period	Number of shares held at December 31, 2020
Brighthouse Financial, Inc.	$2,460,427	$45,302	$(489,513)	$(87,815)	$(155,189)	$1,773,212	$—	48,977

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$941,669,388

Gross unrealized appreciation	394,178,527
Gross unrealized depreciation	(50,891,591)

Net unrealized appreciation (depreciation)	$343,286,936

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$13,231,462	$17,397,492	$65,981,473	$97,113,965	$79,212,935	$114,511,457

BHFTII-23

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$26,632,605	$41,851,682	$343,286,936	$—	$411,771,223

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Mid Cap Stock Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Mid Cap Stock Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Mid Cap Stock Index Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-25

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-26

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-27

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-28

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-29

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MetLife Mid Cap Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the S&P 400 Index, for the one-, three-, and five-year periods ended October 31, 2020, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe medians. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-30

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, E, and G shares of the MetLife MSCI EAFE Index Portfolio returned 7.85%, 7.58%, 7.71%, and 7.52%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 7.82%.

MARKET ENVIRONMENT / CONDITIONS

After one of the worst quarterly performances in history during the first quarter of 2020, driven by the COVID-19 pandemic, global equity markets rallied for the rest of 2020 to new record highs. This was driven by the gradual reopening of the global economy, unprecedented monetary and fiscal policy interventions, and the successful development of vaccines and treatments for the virus. Investors also reacted favorably to expanded bond buying programs by the Federal Reserve (the “Fed”) and the European Central Bank, U.S. Congress agreeing on a new stimulus bill, and a post-Brexit (the U.K. withdrawal from the European Union) deal between the United Kingdom and the European Union. Factors that weighed on the equity markets included increasing COVID-19 cases worldwide leading to renewed lockdowns, President Trump’s legal challenges to the election results, a disagreement between Fed Chair Powell and U.S. Treasury Secretary Mnuchin over emergency lending programs, and a second wave of the COVID-19 pandemic with a more contagious strain of the virus.

The U.S. Dollar weakened during the year, which positively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 6.98%.

Fifteen of the twenty-one countries comprising the MSCI EAFE Index experienced positive returns for the year. Denmark (1.8% beginning weight in the benchmark), up 44.4%, was the best-performing country. Netherlands (4.0% beginning weight), up 24.4%, and Sweden (2.7% beginning weight), up 24.1%, were the next best-performing countries. The United Kingdom (16.5% beginning weight), down 10.4%, and Belgium (1.0% beginning weight), down 7.6% were the worst-performing countries.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the year were SoftBank Group (Japan), up 80.0%; ASML Holding (Netherlands), up 65.8%; and LVMH Moet Hennessy Louis Vuitton (France), up 35.9%. The stocks with the largest negative impact were BP (United Kingdom), down 39.8%; Royal Dutch Shell (Netherlands), down 37.1%; and HSBC Holdings (United Kingdom), down 34.0%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTII-1

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
MetLife MSCI EAFE Index Portfolio
Class A	7.85	7.46	5.33
Class B	7.58	7.17	5.07
Class E	7.71	7.29	5.18
Class G	7.52	7.14	5.02
MSCI EAFE Index	7.82	7.45	5.51

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Nestle S.A.	2.1
iShares MSCI EAFE ETF	1.6
Roche Holding AG	1.5
Novartis AG	1.3
ASML Holding NV	1.3
LVMH Moet Hennessy Louis Vuitton SE	1.1
Toyota Motor Corp.	1.0
AIA Group, Ltd.	0.9
SAP SE	0.8
AstraZeneca plc	0.8

Top Countries

% of Net Assets
Japan	24.6
United Kingdom	12.0
France	10.4
Switzerland	9.9
Germany	9.0
Australia	7.0
Netherlands	4.3
Sweden	3.1
Hong Kong	2.9
Spain	2.4

BHFTII-2

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.38%	$1,000.00	$1,215.00	$2.12
	Hypothetical*	0.38%	$1,000.00	$1,023.23	$1.93

Class B (a)	Actual	0.63%	$1,000.00	$1,213.90	$3.51
	Hypothetical*	0.63%	$1,000.00	$1,021.97	$3.20

Class E (a)	Actual	0.53%	$1,000.00	$1,214.50	$2.95
	Hypothetical*	0.53%	$1,000.00	$1,022.47	$2.69

Class G (a)	Actual	0.68%	$1,000.00	$1,213.60	$3.78
	Hypothetical*	0.68%	$1,000.00	$1,021.72	$3.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—96.4% of Net Assets

Security Description	Shares	Value

Australia—7.0%
Afterpay, Ltd. (a)	15,683	$1,439,055
AGL Energy, Ltd.	45,920	423,789
AMP, Ltd.	141,161	170,050
Ampol, Ltd.	18,604	408,387
APA Group	99,323	740,191
Aristocrat Leisure, Ltd.	41,217	987,247
ASX, Ltd.	14,426	802,073
Aurizon Holdings, Ltd.	157,842	475,456
AusNet Services	27,241	37,064
Australia & New Zealand Banking Group, Ltd.	205,772	3,609,061
BGP Holdings plc (a) (b) (c)	713,624	0
BHP Group plc	153,136	4,034,091
BHP Group, Ltd.	213,872	6,974,042
BlueScope Steel, Ltd.	33,509	453,193
Brambles, Ltd.	110,387	905,198
Coca-Cola Amatil, Ltd.	42,510	424,341
Cochlear, Ltd.	4,803	701,017
Coles Group, Ltd.	101,137	1,416,361
Commonwealth Bank of Australia	128,409	8,144,562
Computershare, Ltd.	35,559	400,752
Crown Resorts, Ltd.	29,464	219,139
CSL, Ltd.	32,961	7,208,769
Dexus	77,269	563,473
Evolution Mining, Ltd.	118,939	452,417
Fortescue Metals Group, Ltd.	123,889	2,241,989
Goodman Group (REIT)	120,898	1,765,175
GPT Group (The) (REIT)	149,666	520,166
Insurance Australia Group, Ltd.	184,694	670,702
Lend Lease Corp., Ltd. (REIT)	48,652	492,307
Macquarie Group, Ltd.	25,375	2,713,849
Magellan Financial Group, Ltd.	9,069	377,894
Medibank Private, Ltd.	199,900	464,565
Mirvac Group (REIT)	272,935	556,611
National Australia Bank, Ltd.	241,871	4,223,585
Newcrest Mining, Ltd.	61,235	1,220,969
Northern Star Resources, Ltd.	54,318	526,052
Oil Search, Ltd.	131,545	376,779
Orica, Ltd.	38,063	445,546
Origin Energy, Ltd.	123,597	454,662
Qantas Airways, Ltd. (a)	58,443	219,017
QBE Insurance Group, Ltd.	108,983	718,120
Ramsay Health Care, Ltd.	13,525	649,430
REA Group, Ltd.	4,158	478,049
Rio Tinto, Ltd.	27,457	2,413,871
Santos, Ltd.	125,663	608,283
Scentre Group (REIT)	367,395	789,236
Seek, Ltd.	31,431	692,630
Sonic Healthcare, Ltd.	32,696	812,935
South32, Ltd.	268,188	511,835
Stockland (REIT)	162,137	523,476
Suncorp Group, Ltd.	92,883	699,006
Sydney Airport (a)	99,114	490,607
Tabcorp Holdings, Ltd.	153,298	461,783
Telstra Corp., Ltd.	241,730	556,317
Transurban Group	207,103	2,185,067
Treasury Wine Estates, Ltd.	53,467	388,200
Vicinity Centres (REIT)	284,321	352,653

Australia—(Continued)
Washington H Soul Pattinson & Co., Ltd.	8,030	186,633
Wesfarmers, Ltd.	84,113	3,273,729
Westpac Banking Corp.	262,317	3,917,437
WiseTech Global, Ltd.	10,682	253,122
Woodside Petroleum, Ltd.	68,426	1,201,142
Woolworths Group, Ltd.	93,487	2,837,884

		83,261,041

Austria—0.2%
Erste Group Bank AG (a)	20,614	623,309
OMV AG	9,828	397,387
Raiffeisen Bank International AG	9,390	189,942
Verbund AG	4,951	424,269
voestalpine AG	9,525	343,134

		1,978,041

Belgium—0.9%
Ageas SA	12,505	667,520
Anheuser-Busch InBev S.A.	55,279	3,869,043
Elia Group S.A.	2,253	268,901
Etablissements Franz Colruyt NV	4,373	259,503
Galapagos NV (a)	3,001	295,752
Groupe Bruxelles Lambert S.A.	8,677	876,935
KBC Group NV (a)	18,076	1,268,868
Proximus SADP	11,920	236,788
Sofina S.A.	1,124	381,190
Solvay S.A.	5,192	616,258
UCB S.A.	8,982	929,837
Umicore S.A.	14,103	678,551

		10,349,146

Chile—0.0%
Antofagasta plc	26,957	531,140

China—0.5%
BOC Hong Kong Holdings, Ltd.	282,465	858,260
Budweiser Brewing Co. APAC, Ltd.	128,700	425,378
ESR Cayman, Ltd. (a)	122,000	438,395
Prosus NV (a)	35,360	3,809,709

		5,531,742

Denmark—2.4%
Ambu A/S - Class B	11,908	514,913
AP Moller - Maersk A/S - Class A	190	394,850
AP Moller - Maersk A/S - Class B	458	1,022,804
Carlsberg A/S - Class B	7,046	1,131,254
Chr Hansen Holding A/S (a)	7,473	770,012
Coloplast A/S - Class B	8,632	1,320,570
Danske Bank A/S (a)	52,133	865,810
Demant A/S (a)	7,349	290,529
DSV Panalpina A/S	15,315	2,566,795
Genmab A/S (a)	4,918	1,992,150
GN Store Nord A/S	9,339	743,320
H Lundbeck A/S	5,421	185,970
Novo Nordisk A/S - Class B	124,923	8,750,583

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
Novozymes A/S—B Shares	14,861	$854,133
Orsted A/S	13,414	2,747,509
Pandora A/S	7,708	862,386
Rockwool International A/S - B Shares	585	219,376
Tryg A/S	8,735	275,909
Vestas Wind Systems A/S	14,508	3,438,686

		28,947,559

Finland—1.2%
Elisa Oyj	11,016	602,284
Fortum Oyj	30,377	731,891
Kesko Oyj - B Shares	19,815	509,922
Kone Oyj - Class B	24,951	2,027,913
Neste Oyj	31,015	2,243,990
Nokia Oyj (a)	389,325	1,487,108
Nordea Bank Abp	237,838	1,945,653
Orion Oyj - Class B	8,084	371,142
Sampo Oyj - A Shares	34,356	1,459,283
Stora Enso Oyj - R Shares	40,497	774,637
UPM-Kymmene Oyj	42,105	1,568,941
Wartsila Oyj Abp	31,392	312,813

		14,035,577

France - 10.4%
Accor S.A. (a)	12,886	470,182
Adevinta ASA (a)	17,802	299,322
Aeroports de Paris (a)	2,209	287,198
Air Liquide S.A.	33,943	5,579,684
Airbus SE (a)	42,662	4,693,684
Alstom S.A. (a)	17,197	976,740
Amundi S.A. (a)	4,463	364,993
Arkema S.A.	5,073	580,761
Atos SE (a)	7,084	648,791
AXA S.A.	139,806	3,359,284
BioMerieux	3,058	431,914
BNP Paribas S.A. (a)	81,603	4,310,780
Bollore S.A.	61,600	255,128
Bouygues S.A.	15,150	624,264
Bureau Veritas S.A. (a)	19,740	525,881
Capgemini SE	12,187	1,892,791
Carrefour S.A.	42,889	736,548
Cie de Saint-Gobain (a)	39,198	1,800,143
Cie Generale des Etablissements Michelin	12,857	1,652,619
CNP Assurances (a)	10,520	169,843
Covivio	3,163	291,849
Credit Agricole S.A. (a)	81,913	1,035,954
Danone S.A.	44,233	2,911,777
Dassault Aviation S.A. (a)	183	201,064
Dassault Systemes SE	9,955	2,025,435
Edenred	17,436	990,845
Eiffage S.A. (a)	5,728	554,551
Electricite de France S.A. (a)	42,972	681,690
Engie S.A. (a)	136,167	2,088,128
EssilorLuxottica S.A.	20,424	3,190,201
Eurazeo S.A. (a)	2,867	194,826
Faurecia SE (a)	5,604	287,743

France—(Continued)
Gecina S.A. (REIT)	3,288	508,515
Getlink SE (a)	32,808	569,576
Hermes International	2,319	2,497,627
Iliad S.A.	851	175,095
Ipsen S.A.	2,947	245,410
Kering S.A.	5,497	4,002,521
Klepierre S.A. (REIT)	12,682	285,767
L’Oreal S.A.	18,126	6,897,802
La Francaise des Jeux SAEM	6,363	291,401
Legrand S.A.	18,703	1,671,897
LVMH Moet Hennessy Louis Vuitton SE	20,141	12,604,286
Natixis S.A. (a)	61,192	210,948
Orange S.A.	145,317	1,732,195
Orpea S.A. (a)	3,797	501,172
Pernod-Ricard S.A.	15,199	2,918,001
Peugeot S.A. (a)	44,648	1,223,789
Publicis Groupe S.A.	15,420	769,625
Remy Cointreau S.A.	1,860	346,240
Renault S.A. (a)	14,189	621,822
Safran S.A. (a)	23,035	3,271,914
Sanofi	82,200	7,954,560
Sartorius Stedim Biotech	2,011	717,876
Schneider Electric SE	39,083	5,661,971
SCOR SE	11,686	378,183
SEB S.A.	1,809	330,040
Societe Generale S.A. (a)	59,512	1,241,696
Sodexo S.A. (d)	6,495	550,639
Suez S.A.	24,607	488,519
Teleperformance SE	4,265	1,416,527
Thales S.A.	7,807	716,255
TOTAL SE	183,194	7,914,929
UBISOFT Entertainment S.A. (a)	7,194	694,272
Unibail-Rodamco-Westfield	9,927	784,921
Valeo S.A.	18,217	720,578
Veolia Environnement S.A.	38,959	954,633
Vinci S.A.	37,510	3,738,101
Vivendi S.A.	62,797	2,028,264
Wendel S.A.	2,267	271,889
Worldline S.A. (a)	17,603	1,705,250

		123,729,319

Germany - 8.5%
Adidas AG (a)	13,813	5,036,171
Allianz SE	30,230	7,407,937
Aroundtown S.A.	63,611	476,421
BASF SE	66,634	5,269,932
Bayer AG	72,129	4,246,172
Bayerische Motoren Werke AG	23,373	2,066,251
Bechtle AG	1,981	432,690
Beiersdorf AG	7,042	813,155
Brenntag AG	11,405	883,993
Carl Zeiss Meditec AG	2,898	386,220
Commerzbank AG (a)	77,199	497,541
Continental AG	8,360	1,240,703
Covestro AG	13,256	818,938
Daimler AG	62,092	4,391,250

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Delivery Hero AG (a)	9,357	$1,454,562
Deutsche Bank AG (a)	135,204	1,474,257
Deutsche Boerse AG	13,416	2,281,180
Deutsche Lufthansa AG (a) (d)	17,782	235,382
Deutsche Post AG	71,673	3,552,449
Deutsche Telekom AG	244,021	4,466,330
Deutsche Wohnen SE	26,458	1,414,602
E.ON SE	155,877	1,729,022
Evonik Industries AG	12,954	422,691
Fresenius Medical Care AG & Co. KGaA	15,649	1,307,296
Fresenius SE & Co. KGaA	31,686	1,466,425
GEA Group AG	11,736	420,588
Hannover Rueck SE	4,583	729,366
HeidelbergCement AG	10,711	802,459
HelloFresh SE (a)	10,721	829,787
Henkel AG & Co. KGaA	7,933	764,837
HOCHTIEF AG	1,646	160,259
Infineon Technologies AG	92,553	3,557,399
KION Group AG	6,045	526,378
Knorr-Bremse AG	5,273	719,436
LANXESS AG	5,571	427,867
LEG Immobilien AG	5,050	784,163
Merck KGaA	9,421	1,617,398
MTU Aero Engines AG	3,839	1,001,809
Muenchener Rueckversicherungs-Gesellschaft AG	10,413	3,088,721
Nemetschek SE	4,238	313,275
Puma SE (a)	7,160	808,542
Rational AG	371	345,738
RWE AG	44,910	1,899,757
SAP SE	75,757	9,970,598
Scout24 AG	7,874	646,049
Siemens Energy AG (a)	28,411	1,044,330
Siemens AG	55,499	7,955,734
Siemens Healthineers AG	19,718	1,011,064
Symrise AG	9,465	1,253,814
TeamViewer AG (a)	9,521	510,693
Telefonica Deutschland Holding AG	53,850	148,674
Uniper SE	14,858	513,455
United Internet AG	8,781	370,594
Volkswagen AG	2,495	519,421
Vonovia SE	39,009	2,849,038
Zalando SE (a)	11,672	1,302,510

		100,665,323

Hong Kong—2.9%
AIA Group, Ltd.	877,200	10,803,107
ASM Pacific Technology, Ltd.	19,600	258,682
Bank of East Asia, Ltd. (The)	103,920	222,702
CK Asset Holdings, Ltd.	211,940	1,089,936
CK Hutchison Holdings, Ltd.	199,440	1,392,482
CK Infrastructure Holdings, Ltd.	49,500	265,994
CLP Holdings, Ltd.	127,877	1,183,580
Galaxy Entertainment Group, Ltd.	170,000	1,322,037
Hang Lung Properties, Ltd.	162,000	428,688
Hang Seng Bank, Ltd.	62,700	1,083,217
Henderson Land Development Co., Ltd.	100,311	391,552

Hong Kong—(Continued)
HK Electric Investments & HK Electric Investments, Ltd.	192,500	189,428
HKT Trust & HKT, Ltd.	162,980	211,531
Hong Kong & China Gas Co., Ltd.	689,935	1,032,097
Hong Kong Exchanges and Clearing, Ltd.	87,400	4,806,164
Hongkong Land Holdings, Ltd.	86,500	357,337
Jardine Matheson Holdings, Ltd.	16,900	946,532
Jardine Strategic Holdings, Ltd.	14,800	368,291
Link REIT (REIT)	148,541	1,353,173
Melco Resorts & Entertainment, Ltd. (ADR)	20,700	383,985
MTR Corp., Ltd.	110,500	617,992
New World Development Co., Ltd.	115,926	540,026
PCCW, Ltd.	308,000	185,456
Power Assets Holdings, Ltd.	107,549	583,276
Sino Land Co., Ltd.	133,600	174,090
Sun Hung Kai Properties, Ltd.	95,750	1,235,935
Swire Pacific, Ltd. - Class A	36,817	204,683
Swire Properties, Ltd.	83,600	243,578
Techtronic Industries Co., Ltd.	104,500	1,495,979
WH Group, Ltd.	498,000	417,501
Wharf Real Estate Investment Co., Ltd.	131,976	688,013
Xinyi Glass Holdings, Ltd.	132,000	369,330

		34,846,374

Ireland—0.8%
CRH plc	56,826	2,405,904
Flutter Entertainment plc (a)	12,246	2,512,290
James Hardie Industries plc (a)	32,192	953,132
Kerry Group plc - Class A	11,544	1,674,925
Kingspan Group plc (a)	11,136	782,967
Smurfit Kappa Group plc	16,402	764,036

		9,093,254

Israel—0.6%
Azrieli Group, Ltd.	3,090	196,825
Bank Hapoalim B.M. (a)	79,475	545,852
Bank Leumi Le-Israel B.M.	104,117	615,055
Check Point Software Technologies, Ltd. (a)	7,600	1,010,116
CyberArk Software, Ltd. (a)	2,700	436,293
Elbit Systems, Ltd.	1,811	238,791
ICL Group, Ltd.	54,463	278,208
Isracard, Ltd.	0	1
Israel Discount Bank, Ltd. - Class A	83,247	321,428
Mizrahi Tefahot Bank, Ltd.	9,874	229,045
Nice, Ltd. (a)	4,447	1,257,138
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	89,153	860,327
Wix.com, Ltd. (a)	4,100	1,024,836

		7,013,915

Italy—2.0%
Amplifon S.p.A. (a)	9,033	374,902
Assicurazioni Generali S.p.A.	83,379	1,453,413
Atlantia S.p.A. (a)	36,067	648,525
Davide Campari-Milano NV	42,874	491,170
DiaSorin S.p.A.	1,857	387,226
Enel S.p.A.	590,057	5,967,877
Eni S.p.A.	193,911	2,010,353

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Ferrari NV	8,824	$2,043,729
FinecoBank Banca Fineco S.p.A. (a)	42,655	697,196
Infrastrutture Wireless Italiane S.p.A.	24,381	296,008
Intesa Sanpaolo S.p.A. (a)	1,157,689	2,705,131
Mediobanca Banca di Credito Finanziario S.p.A.	44,816	410,234
Moncler S.p.A. (a)	13,551	830,152
Nexi S.p.A. (a)	32,431	645,243
Poste Italiane S.p.A.	41,357	420,543
Prysmian S.p.A.	17,303	617,809
Recordati Industria Chimica e Farmaceutica S.p.A.	8,194	453,590
Snam S.p.A.	137,424	772,918
Telecom Italia S.p.A.	606,625	279,801
Telecom Italia S.p.A. - Risparmio Shares	437,304	226,635
Terna Rete Elettrica Nazionale S.p.A.	104,067	795,236
UniCredit S.p.A. (a)	155,340	1,439,727

		23,967,418

Japan—24.6%
Advantest Corp.	14,500	1,088,721
Aeon Co., Ltd.	48,300	1,585,628
AGC, Inc.	12,900	450,560
Air Water, Inc.	10,000	178,436
Aisin Seiki Co., Ltd.	11,100	333,617
Ajinomoto Co., Inc.	33,000	747,906
Alfresa Holdings Corp.	15,300	280,572
Amada Co., Ltd.	27,000	298,246
ANA Holdings, Inc. (a)(d)	8,400	185,735
Asahi Group Holdings, Ltd.	34,400	1,418,050
Asahi Intecc Co., Ltd.	14,200	518,432
Asahi Kasei Corp.	85,900	883,621
Astellas Pharma, Inc.	139,000	2,149,075
Azbil Corp.	9,100	497,798
Bandai Namco Holdings, Inc.	14,800	1,281,070
Bank of Kyoto, Ltd. (The)	3,901	204,261
Bridgestone Corp.	40,800	1,340,370
Brother Industries, Ltd.	16,400	338,590
Calbee, Inc.	5,500	165,677
Canon, Inc. (d)	75,800	1,455,758
Capcom Co., Ltd.	6,500	422,643
Casio Computer Co., Ltd.	16,900	309,612
Central Japan Railway Co.	10,900	1,548,359
Chiba Bank, Ltd. (The)	39,400	217,310
Chubu Electric Power Co., Inc.	45,700	550,306
Chugai Pharmaceutical Co., Ltd.	47,300	2,525,539
Chugoku Electric Power Co., Inc. (The)	23,700	279,243
Concordia Financial Group, Ltd.	75,900	269,238
Cosmos Pharmaceutical Corp.	1,500	242,351
CyberAgent, Inc.	7,400	510,604
Dai Nippon Printing Co., Ltd.	20,200	364,398
Dai-ichi Life Holdings, Inc.	81,900	1,244,175
Daifuku Co., Ltd.	7,400	916,031
Daiichi Sankyo Co., Ltd.	123,600	4,237,469
Daikin Industries, Ltd.	18,100	4,031,564
Daito Trust Construction Co., Ltd.	5,200	486,395
Daiwa House Industry Co., Ltd.	42,800	1,277,689
Daiwa House REIT Investment Corp. (REIT)	136	336,426

Japan—(Continued)
Daiwa Securities Group, Inc.	108,500	494,906
Denso Corp.	29,800	1,774,441
Dentsu Group, Inc.	16,600	494,014
Disco Corp.	2,200	742,109
East Japan Railway Co.	22,300	1,492,894
Eisai Co., Ltd.	19,100	1,366,724
ENEOS Holdings, Inc.	184,300	662,646
FANUC Corp.	13,700	3,373,504
Fast Retailing Co., Ltd.	4,200	3,769,216
Fuji Electric Co., Ltd.	8,600	310,378
FUJIFILM Holdings Corp.	26,000	1,371,373
Fujitsu, Ltd.	14,500	2,099,270
Fukuoka Financial Group, Inc.	10,600	190,014
GLP J-REIT	268	422,631
GMO Payment Gateway, Inc.	3,000	400,805
Hakuhodo DY Holdings, Inc.	17,600	241,947
Hamamatsu Photonics KK	9,600	549,691
Hankyu Hanshin Holdings, Inc.	16,400	546,866
Harmonic Drive Systems, Inc.	2,900	259,470
Hikari Tsushin, Inc.	1,500	350,774
Hino Motors, Ltd.	21,400	183,319
Hirose Electric Co., Ltd.	2,415	366,171
Hisamitsu Pharmaceutical Co., Inc.	4,500	267,579
Hitachi Construction Machinery Co., Ltd.	8,900	253,807
Hitachi Metals, Ltd.	13,800	210,235
Hitachi, Ltd.	71,200	2,809,783
Honda Motor Co., Ltd.	118,100	3,298,644
Hoshizaki Corp.	4,100	376,788
Hoya Corp.	27,300	3,774,018
Hulic Co., Ltd.	15,100	166,074
Ibiden Co., Ltd.	7,800	362,567
Idemitsu Kosan Co., Ltd.	17,568	386,864
Iida Group Holdings Co., Ltd.	12,700	256,783
Inpex Corp.	71,100	384,262
Isuzu Motors, Ltd.	43,700	416,088
Ito En, Ltd.	4,000	253,128
ITOCHU Corp.	96,300	2,773,829
Itochu Techno-Solutions Corp.	7,100	252,807
Japan Airlines Co., Ltd. (a)	8,400	162,757
Japan Airport Terminal Co., Ltd.	3,800	230,825
Japan Exchange Group, Inc.	38,100	974,282
Japan Post Bank Co., Ltd.	30,800	254,465
Japan Post Holdings Co., Ltd.	116,300	906,139
Japan Post Insurance Co., Ltd.	16,000	328,008
Japan Real Estate Investment Corp.	96	554,454
Japan Retail Fund Investment Corp.	202	368,414
Japan Tobacco, Inc.	90,900	1,852,589
JFE Holdings, Inc. (a)	35,100	337,113
JSR Corp.	14,400	402,251
Kajima Corp.	32,000	429,474
Kakaku.com, Inc.	10,700	293,812
Kansai Electric Power Co., Inc. (The)	55,000	523,041
Kansai Paint Co., Ltd.	11,900	366,703
Kao Corp.	34,500	2,667,623
KDDI Corp.	114,700	3,406,621
Keihan Holdings Co., Ltd.	7,800	374,380
Keikyu Corp.	18,000	309,610

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Keio Corp.	6,700	$520,244
Keisei Electric Railway Co., Ltd.	10,000	339,128
Keyence Corp.	13,100	7,373,162
Kikkoman Corp.	10,200	708,513
Kintetsu Group Holdings Co., Ltd.	12,612	553,522
Kirin Holdings Co., Ltd.	60,300	1,423,849
Kobayashi Pharmaceutical Co., Ltd.	3,600	440,137
Kobe Bussan Co., Ltd.	9,200	283,999
Koei Tecmo Holdings Co., Ltd.	3,400	207,870
Koito Manufacturing Co., Ltd.	7,700	523,754
Komatsu, Ltd.	64,000	1,753,939
Konami Holdings Corp.	7,300	410,929
Kose Corp.	2,300	393,114
Kubota Corp.	75,300	1,645,223
Kuraray Co., Ltd.	24,500	261,696
Kurita Water Industries, Ltd.	7,100	271,797
Kyocera Corp.	24,300	1,491,600
Kyowa Kirin Co., Ltd.	20,600	563,073
Kyushu Electric Power Co., Inc.	25,900	224,282
Kyushu Railway Co.	12,700	274,390
Lasertec Corp.	5,500	647,047
Lawson, Inc.	3,800	177,094
Lion Corp.	15,900	385,305
Lixil Corp.	19,000	412,708
M3, Inc.	31,500	2,979,787
Makita Corp.	15,900	798,229
Marubeni Corp.	114,800	765,239
Marui Group Co., Ltd.	17,300	304,405
Mazda Motor Corp.	43,000	289,267
McDonald’s Holdings Co. Japan, Ltd. (d)	5,400	261,534
Medipal Holdings Corp.	17,100	321,472
MEIJI Holdings Co., Ltd.	7,300	513,375
Mercari, Inc. (a)	5,800	257,810
Minebea Mitsumi, Inc.	26,300	523,292
MISUMI Group, Inc.	22,200	729,212
Mitsubishi Chemical Holdings Corp.	93,700	570,057
Mitsubishi Corp.	99,500	2,453,990
Mitsubishi Electric Corp.	138,300	2,093,832
Mitsubishi Estate Co., Ltd.	86,400	1,395,440
Mitsubishi Gas Chemical Co., Inc.	11,500	264,808
Mitsubishi Heavy Industries, Ltd.	23,100	708,035
Mitsubishi UFJ Financial Group, Inc.	887,888	3,932,508
Mitsui & Co., Ltd.	116,817	2,143,367
Mitsui Chemicals, Inc.	15,000	440,715
Mitsui Fudosan Co., Ltd.	68,000	1,433,434
Miura Co., Ltd.	6,500	363,116
Mizuho Financial Group, Inc.	177,950	2,268,565
MonotaRO Co., Ltd.	9,200	467,831
MS&AD Insurance Group Holdings, Inc.	33,900	1,033,781
Murata Manufacturing Co., Ltd.	41,600	3,746,906
Nabtesco Corp.	7,500	329,266
Nagoya Railroad Co., Ltd.	14,800	390,845
NEC Corp.	18,800	1,006,701
Nexon Co., Ltd.	36,700	1,130,394
NGK Insulators, Ltd.	19,300	298,457
NGK Spark Plug Co., Ltd.	12,000	205,470
NH Foods, Ltd.	7,000	308,153

Japan—(Continued)
Nidec Corp.	31,900	4,019,628
Nihon M&A Center, Inc.	11,000	736,193
Nintendo Co., Ltd.	8,100	5,169,833
Nippon Building Fund, Inc.	114	660,332
Nippon Express Co., Ltd.	5,900	396,981
Nippon Paint Holdings Co., Ltd.	10,800	1,187,353
Nippon Prologis REIT, Inc.	143	446,453
Nippon Sanso Holdings Corp.	9,600	178,625
Nippon Shinyaku Co., Ltd.	3,200	210,182
Nippon Steel Corp. (a)	56,300	730,270
Nippon Telegraph & Telephone Corp.	94,600	2,425,897
Nippon Yusen KK	12,600	293,983
Nissan Chemical Corp.	10,000	626,819
Nissan Motor Co., Ltd. (a)	166,900	908,066
Nisshin Seifun Group, Inc.	15,700	249,957
Nissin Foods Holdings Co., Ltd.	4,700	402,813
Nitori Holdings Co., Ltd.	5,800	1,216,069
Nitto Denko Corp.	11,500	1,032,721
Nomura Holdings, Inc.	203,900	1,079,491
Nomura Real Estate Holdings, Inc.	9,500	211,334
Nomura Real Estate Master Fund, Inc. (REIT)	296	423,560
Nomura Research Institute, Ltd.	24,500	875,496
NSK, Ltd.	26,600	232,467
NTT Data Corp.	43,680	598,626
Obayashi Corp.	45,500	394,195
Obic Co., Ltd.	5,100	1,025,787
Odakyu Electric Railway Co., Ltd.	20,800	653,893
OJI Holdings Corp.	61,700	351,492
Olympus Corp.	85,900	1,880,543
Omron Corp.	13,400	1,196,030
Ono Pharmaceutical Co., Ltd.	26,000	783,635
Oracle Corp. Japan	3,000	390,408
Oriental Land Co., Ltd.	14,700	2,429,968
ORIX Corp.	100,500	1,559,814
Orix JREIT, Inc.	185	305,895
Osaka Gas Co., Ltd.	29,000	594,120
Otsuka Corp.	7,400	389,965
Otsuka Holdings Co., Ltd.	28,100	1,204,910
Pan Pacific International Holdings Corp.	32,800	757,717
Panasonic Corp.	167,400	1,934,483
PeptiDream, Inc. (a)	6,800	345,633
Persol Holdings Co., Ltd.	13,400	242,240
Pigeon Corp.	8,500	351,356
Rakuten, Inc.	61,500	590,719
Recruit Holdings Co., Ltd.	98,500	4,131,837
Renesas Electronics Corp. (a)	54,800	575,069
Resona Holdings, Inc.	143,200	504,300
Ricoh Co., Ltd.	48,600	319,120
Rinnai Corp.	2,800	325,310
Rohm Co., Ltd.	6,700	649,936
Ryohin Keikaku Co., Ltd.	18,000	367,764
Santen Pharmaceutical Co., Ltd.	27,500	446,767
SBI Holdings, Inc.	16,511	392,285
SCSK Corp.	3,900	223,266
Secom Co., Ltd.	15,900	1,468,156
Sega Sammy Holdings, Inc.	12,900	203,593
Seibu Holdings, Inc.	13,800	135,543

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Seiko Epson Corp.	20,000	$297,310
Sekisui Chemical Co., Ltd.	25,900	491,386
Sekisui House, Ltd.	45,500	927,087
Seven & i Holdings Co., Ltd.	52,700	1,871,642
SG Holdings Co., Ltd.	23,200	633,378
Sharp Corp.	12,000	182,176
Shimadzu Corp.	15,600	607,679
Shimamura Co., Ltd.	1,700	178,355
Shimano, Inc.	5,400	1,261,225
Shimizu Corp.	39,000	284,867
Shin-Etsu Chemical Co., Ltd.	25,700	4,499,569
Shionogi & Co., Ltd.	19,700	1,076,937
Shiseido Co., Ltd.	28,100	1,949,392
Shizuoka Bank, Ltd. (The)	25,000	184,173
SMC Corp.	4,100	2,504,205
SoftBank Corp.	211,200	2,647,996
SoftBank Group Corp.	113,800	8,913,178
Sohgo Security Services Co., Ltd.	4,800	249,151
Sompo Holdings, Inc.	23,699	966,816
Sony Corp.	91,500	9,200,638
Square Enix Holdings Co., Ltd.	6,500	394,473
Stanley Electric Co., Ltd.	9,700	313,051
Subaru Corp.	45,400	909,793
SUMCO Corp.	17,600	386,458
Sumitomo Chemical Co., Ltd.	106,000	427,085
Sumitomo Corp.	90,200	1,195,754
Sumitomo Dainippon Pharma Co., Ltd.	12,500	184,436
Sumitomo Electric Industries, Ltd.	57,634	764,627
Sumitomo Metal Mining Co., Ltd.	16,600	738,066
Sumitomo Mitsui Financial Group, Inc.	93,700	2,899,649
Sumitomo Mitsui Trust Holdings, Inc.	25,626	794,677
Sumitomo Realty & Development Co., Ltd.	22,600	698,375
Sundrug Co., Ltd.	5,300	211,533
Suntory Beverage & Food, Ltd.	10,400	368,129
Suzuken Co., Ltd.	5,800	209,813
Suzuki Motor Corp.	26,600	1,235,073
Sysmex Corp.	12,200	1,467,367
T&D Holdings, Inc.	39,400	466,335
Taiheiyo Cement Corp.	8,200	206,321
Taisei Corp.	14,500	501,831
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	202,283
Takeda Pharmaceutical Co., Ltd.	114,448	4,149,331
TDK Corp.	9,500	1,433,013
Teijin, Ltd.	13,200	248,922
Terumo Corp.	45,100	1,886,475
THK Co., Ltd.	7,700	249,090
TIS, Inc.	16,500	338,424
Tobu Railway Co., Ltd.	14,600	436,748
Toho Co., Ltd.	8,500	358,551
Toho Gas Co., Ltd.	6,200	411,955
Tohoku Electric Power Co., Inc.	28,000	232,075
Tokio Marine Holdings, Inc.	46,900	2,429,799
Tokyo Century Corp.	3,200	254,217
Tokyo Electric Power Co. Holdings, Inc. (a)	56,000	147,810
Tokyo Electron, Ltd.	10,800	4,028,639
Tokyo Gas Co., Ltd.	26,000	604,467
Tokyu Corp.	37,500	466,580

Japan—(Continued)
Tokyu Fudosan Holdings Corp.	37,000	197,768
Toppan Printing Co., Ltd.	20,500	289,485
Toray Industries, Inc.	99,900	592,845
Toshiba Corp.	26,100	730,970
Tosoh Corp.	18,900	296,164
TOTO, Ltd.	10,400	625,922
Toyo Suisan Kaisha, Ltd.	6,000	291,964
Toyota Industries Corp.	10,200	810,823
Toyota Motor Corp.	153,900	11,802,034
Toyota Tsusho Corp.	15,500	627,189
Trend Micro, Inc.	10,200	587,285
Tsuruha Holdings, Inc.	2,900	413,495
Unicharm Corp.	29,600	1,404,572
United Urban Investment Corp. (REIT)	213	263,606
USS Co., Ltd.	16,600	335,838
Welcia Holdings Co., Ltd.	7,000	264,109
West Japan Railway Co.	11,500	604,625
Yakult Honsha Co., Ltd.	10,600	534,393
Yamada Holdings Co., Ltd.	46,500	247,102
Yamaha Corp.	10,400	613,106
Yamaha Motor Co., Ltd.	18,700	382,415
Yamato Holdings Co., Ltd.	21,800	556,907
Yaskawa Electric Corp.	18,000	896,837
Yokogawa Electric Corp.	16,300	325,346
Z Holdings Corp.	194,500	1,179,785
ZOZO, Inc.	8,400	207,759

		291,335,750

Jordan—0.0%
Hikma Pharmaceuticals plc	11,270	388,055

Luxembourg—0.2%
ArcelorMittal S.A. (a)	54,480	1,252,181
Eurofins Scientific SE (a)	10,020	842,049
SES S.A.	29,140	276,066
Tenaris S.A.	35,513	287,339

		2,657,635

Macau—0.1%
Sands China, Ltd.	176,400	775,247
SJM Holdings, Ltd.	15,000	16,802
Wynn Macau, Ltd. (a)	9,200	15,465

		807,514

Mexico—0.0%
Fresnillo plc	13,365	206,669

Netherlands—4.3%
ABN AMRO Bank NV	29,995	294,696
Adyen NV (a)	1,281	2,985,405
Aegon NV	119,047	476,159
Akzo Nobel NV	13,582	1,461,238
Altice Europe NV - Class A (a)	47,267	308,213
Argenx SE (a)	3,360	991,989
ASML Holding NV	30,881	14,946,821
EXOR NV	8,104	651,499

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—(Continued)
Heineken Holding NV	8,708	$821,522
Heineken NV	18,131	2,025,110
ING Groep NV (a)	288,171	2,734,196
JDE Peet’s B.V. (a)	5,438	245,520
Just Eat Takeaway (a)	8,852	999,396
Koninklijke Ahold Delhaize NV	81,134	2,294,802
Koninklijke DSM NV	12,062	2,081,104
Koninklijke KPN NV	250,369	760,245
Koninklijke Philips NV (a)	67,540	3,620,116
Koninklijke Vopak NV	4,993	262,231
NN Group NV	21,018	920,919
Randstad NV (a)	9,402	612,981
Royal Dutch Shell plc - A Shares	301,252	5,346,087
Royal Dutch Shell plc - B Shares	268,876	4,630,412
Wolters Kluwer NV	20,635	1,744,365

		51,215,026

New Zealand—0.4%
a2 Milk Co., Ltd. (a)	53,251	462,153
Auckland International Airport, Ltd. (a)	89,204	487,860
Fisher & Paykel Healthcare Corp., Ltd.	40,254	956,584
Mercury NZ, Ltd.	47,715	224,300
Meridian Energy, Ltd.	89,813	479,736
Ryman Healthcare, Ltd.	29,900	327,529
Spark New Zealand, Ltd.	131,194	443,880
Xero, Ltd. (a)	8,809	1,003,792

		4,385,834

Norway—0.5%
DNB ASA	68,520	1,351,017
Equinor ASA	72,385	1,202,782
Gjensidige Forsikring ASA	14,357	320,925
Mowi ASA	29,767	663,935
Norsk Hydro ASA	91,188	421,331
Orkla ASA	54,509	553,825
Schibsted ASA - B Shares (a)	7,443	278,559
Schibsted ASA - Class A (a)	5,485	233,999
Telenor ASA	51,893	880,106
Yara International ASA	10,920	453,998

		6,360,477

Portugal—0.2%
Banco Espirito Santo S.A. (a) (b) (c)	199,038	0
EDP - Energias de Portugal S.A.	200,996	1,268,539
Galp Energia SGPS S.A.	37,002	396,430
Jeronimo Martins SGPS S.A.	18,255	309,202

		1,974,171

Russia—0.0%
Evraz plc	37,864	244,243

Singapore—1.0%
Ascendas Real Estate Investment Trust (REIT)	222,544	501,102
CapitaLand Mall Trust (REIT)	328,655	536,346
CapitaLand, Ltd.	231,700	574,291

Singapore—(Continued)
City Developments, Ltd.	34,000	205,155
DBS Group Holdings, Ltd.	128,367	2,427,955
Genting Singapore, Ltd.	438,700	281,682
Keppel Corp., Ltd.	113,900	463,013
Mapletree Commercial Trust	147,200	236,932
Mapletree Logistics Trust (REIT)	101,349	154,179
Oversea-Chinese Banking Corp., Ltd.	245,864	1,869,163
Singapore Airlines, Ltd. (a)	102,940	332,714
Singapore Exchange, Ltd.	54,400	382,861
Singapore Technologies Engineering, Ltd.	130,000	375,328
Singapore Telecommunications, Ltd.	601,420	1,049,962
Suntec Real Estate Investment Trust (REIT)	9,200	10,359
United Overseas Bank, Ltd.	89,692	1,531,157
UOL Group, Ltd.	33,000	192,939
Venture Corp., Ltd.	20,500	302,444
Wilmar International, Ltd.	144,000	507,027

		11,934,609

South Africa—0.2%
Anglo American plc	87,893	2,926,298

Spain—2.4%
ACS Actividades de Construccion y Servicios S.A.	20,170	670,703
Aena SME S.A. (a)	5,006	875,493
Amadeus IT Group S.A.	33,453	2,425,688
Banco Bilbao Vizcaya Argentaria S.A.	503,974	2,474,367
Banco Santander S.A. (a)	1,242,777	3,864,673
CaixaBank S.A.	193,662	498,442
Cellnex Telecom S.A.	23,209	1,395,501
Enagas S.A.	15,136	332,879
Endesa S.A.	23,384	642,165
Ferrovial S.A.	36,079	998,498
Grifols S.A.	21,632	632,492
Iberdrola S.A.	437,494	6,266,573
Industria de Diseno Textil S.A	80,249	2,559,256
Naturgy Energy Group S.A.	20,891	488,282
Red Electrica Corp. S.A.	29,209	601,504
Repsol S.A.	106,191	1,072,184
Siemens Gamesa Renewable Energy S.A.	18,682	759,596
Telefonica S.A.	346,722	1,388,399
Telefonica S.A. (Interim Shares) (a)	19,262	77,132

		28,023,827

Sweden—3.1%
Alfa Laval AB (a)	21,114	581,340
Assa Abloy AB - Class B	75,756	1,866,742
Atlas Copco AB - A Shares	49,601	2,541,281
Atlas Copco AB - B Shares	28,433	1,279,753
Boliden AB	20,002	709,125
Electrolux AB - Series B	17,118	398,618
Epiroc AB - Class A	49,888	908,509
Epiroc AB - Class B	28,433	482,559
EQT AB	17,377	444,915
Essity AB - Class B	44,073	1,418,989
Evolution Gaming Group AB	11,608	1,179,048
Fastighets AB Balder - B Shares (a)	7,346	384,502

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Hennes & Mauritz AB - B Shares	58,973	$1,234,106
Hexagon AB - B Shares	20,527	1,872,686
Husqvarna AB - B Shares	25,677	332,776
ICA Gruppen AB	8,404	420,684
Industrivarden AB - A Shares (a)	7,751	259,656
Industrivarden AB - C Shares (a)	10,214	331,414
Investment AB Latour - B Shares	10,798	263,447
Investor AB - B Shares	33,792	2,474,290
Kinnevik AB - Class B (a)	17,515	885,714
L E Lundbergforetagen AB - B Shares (a)	6,090	326,627
Lundin Energy AB	10,563	285,758
Nibe Industrier AB - B Shares	22,745	748,251
Sandvik AB (a)	85,226	2,087,105
Securitas AB - B Shares	21,462	346,715
Skandinaviska Enskilda Banken AB - Class A (a)	123,011	1,265,075
Skanska AB - B Shares	24,008	612,511
SKF AB - B Shares	25,976	674,258
Svenska Cellulosa AB SCA - Class B (a)	44,191	772,136
Svenska Handelsbanken AB - A Shares (a)	113,277	1,138,668
Swedbank AB - A Shares	65,848	1,159,863
Swedish Match AB	10,919	849,761
Tele2 AB - B Shares	34,110	451,692
Telefonaktiebolaget LM Ericsson - B Shares	208,109	2,472,518
Telia Co. AB	155,914	646,374
Volvo AB - B Shares (a)	103,310	2,435,579

		36,543,045

Switzerland—9.9%
ABB, Ltd.	133,623	3,743,323
Adecco Group AG	10,992	738,166
Alcon, Inc. (a)	34,715	2,321,100
Baloise Holding AG	3,599	643,753
Banque Cantonale Vaudoise	2,200	239,597
Barry Callebaut AG	211	501,963
Chocoladefabriken Lindt & Spruengli AG	7	700,582
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	81	790,660
Cie Financiere Richemont S.A.	37,647	3,407,065
Clariant AG	13,958	297,011
Coca-Cola HBC AG	13,800	448,654
Credit Suisse Group AG	171,578	2,210,656
EMS-Chemie Holding AG	579	559,394
Ferguson plc	17,055	2,073,239
Geberit AG	2,800	1,754,566
Givaudan S.A.	659	2,780,132
Glencore plc (a)	675,658	2,154,412
Julius Baer Group, Ltd.	17,027	987,786
Kuehne & Nagel International AG	4,135	938,798
LafargeHolcim, Ltd. (a)	38,274	2,103,579
Logitech International S.A.	11,995	1,165,157
Lonza Group AG	5,373	3,456,162
Nestle S.A.	209,011	24,644,213
Novartis AG	161,082	15,237,559
Partners Group Holding AG	1,413	1,653,034
Roche Holding AG	50,969	17,810,645
Schindler Holding AG	1,428	384,964

Switzerland—(Continued)
Schindler Holding AG (Participation Certificate)	2,909	786,684
SGS S.A.	457	1,379,798
Sika AG	10,422	2,849,573
Sonova Holding AG (a)	4,085	1,053,260
STMicroelectronics NV	44,501	1,651,335
Straumann Holding AG	747	871,306
Swatch Group AG (The)	4,374	231,234
Swatch Group AG (The) - Bearer Shares	2,245	612,808
Swiss Life Holding AG	2,117	986,974
Swiss Prime Site AG	4,615	454,405
Swiss Re AG	20,610	1,941,922
Swisscom AG	1,853	999,713
Temenos AG	4,465	623,976
UBS Group AG	265,255	3,715,636
Vifor Pharma AG	3,649	576,111
Zurich Insurance Group AG	10,916	4,633,713

		117,114,618

United Arab Emirates—0.0%
NMC Health plc (a) (b) (c)	7,569	0

United Kingdom—12.0%
3i Group plc	70,865	1,131,716
Admiral Group plc	16,009	636,161
Ashtead Group plc	32,603	1,533,637
Associated British Foods plc (a)	28,255	875,064
AstraZeneca plc	95,203	9,507,798
Auto Trader Group plc	75,401	614,693
AVEVA Group plc	11,851	517,165
Aviva plc	288,445	1,293,206
BAE Systems plc	234,240	1,566,022
Barclays plc	1,206,207	2,419,890
Barratt Developments plc (a)	69,622	638,462
Berkeley Group Holdings plc	10,144	658,192
BP plc	1,489,886	5,130,235
British American Tobacco plc	169,089	6,286,718
British Land Co. plc (The) (REIT)	73,348	490,654
BT Group plc	581,348	1,051,850
Bunzl plc	23,720	792,560
Burberry Group plc (a)	29,504	722,394
CNH Industrial NV (a)	72,572	921,057
Coca-Cola European Partners plc	16,100	802,263
Compass Group plc	131,190	2,447,073
Croda International plc	10,121	914,023
DCC plc	7,008	497,929
Diageo plc	168,412	6,653,144
Direct Line Insurance Group plc	89,919	390,708
Entain PLC (a)	39,400	611,343
Experian plc	68,694	2,616,531
Fiat Chrysler Automobiles NV (a)	78,476	1,405,485
GlaxoSmithKline plc	363,463	6,657,071
Halma plc	27,211	911,382
Hargreaves Lansdown plc	27,409	571,978
HSBC Holdings plc (a)	1,477,586	7,706,521
Imperial Brands plc	71,615	1,504,123
Informa plc (a)	109,833	825,009

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
InterContinental Hotels Group plc (a)	14,154	$919,108
Intertek Group plc	11,659	900,611
J Sainsbury plc	120,106	370,372
JD Sports Fashion plc (a)	30,679	361,292
Johnson Matthey plc	15,590	517,367
Kingfisher plc (a)	151,460	560,230
Land Securities Group plc (REIT)	54,641	503,774
Legal & General Group plc	407,374	1,496,764
Lloyds Banking Group plc (a)	4,835,294	2,436,405
London Stock Exchange Group plc	23,806	2,933,261
M&G plc	186,011	503,664
Melrose Industries plc (a)	281,399	686,006
Mondi plc	35,550	838,707
National Grid plc	265,293	3,158,520
Natwest Group plc (a)	339,485	784,838
Next plc (a)	9,783	948,294
Ocado Group plc (a)	33,748	1,057,048
Pearson plc	66,937	619,770
Persimmon plc	22,805	863,470
Phoenix Group Holdings plc	39,867	382,041
Prudential plc	187,258	3,455,059
Reckitt Benckiser Group plc	52,211	4,667,644
RELX plc	139,585	3,431,977
Rentokil Initial plc (a)	132,544	923,946
Rio Tinto plc	82,411	6,163,827
Rolls-Royce Holdings plc (a)	507,848	772,884
RSA Insurance Group plc	74,322	691,997
Sage Group plc (The)	77,930	620,478
Schroders plc	7,869	359,278
Segro plc (REIT)	89,299	1,157,239
Severn Trent plc	17,094	535,164
Smith & Nephew plc	66,190	1,381,622
Smiths Group plc	33,181	686,466
Spirax-Sarco Engineering plc	5,277	815,264
SSE plc	77,940	1,605,781
St. James’s Place plc	38,927	603,690
Standard Chartered plc (a)	211,195	1,353,706
Standard Life Aberdeen plc	163,097	631,965
Taylor Wimpey plc (a)	264,395	600,860
Tesco plc	668,199	2,108,758
Unilever plc	107,934	6,545,685
Unilever plc	82,812	4,983,056
United Utilities Group plc	48,927	601,544
Vodafone Group plc	1,834,429	3,017,582
Whitbread plc (a)	13,755	583,376
WM Morrison Supermarkets plc	166,578	403,899
WPP plc	93,040	1,010,475

		141,856,821

United States—0.1%
International Flavors & Fragrances, Inc.	1	48
QIAGEN NV (a)	18,195	945,187

		945,235

Total Common Stocks (Cost $862,418,226)		1,142,869,676

Mutual Funds—1.6%
Security Description	Shares/ Principal Amount*	Value

United States—1.6%
iShares MSCI EAFE ETF (d) (e) (Cost $18,028,196)	252,000	18,385,920

Preferred Stocks—0.5%

Germany—0.5%
Bayerische Motoren Werke (BMW) AG	3,581	241,876
FUCHS Petrolub SE	4,900	278,584
Henkel AG & Co. KGaA	12,972	1,464,011
Porsche Automobil Holding SE	11,105	766,654
Sartorius AG	2,589	1,086,844
Volkswagen AG	13,671	2,551,008

Total Preferred Stocks (Cost $4,475,480)		6,388,977

Rights—0.0%

Spain—0.0%
Repsol S.A., Expires 01/26/21 (a) (Cost $37,270)	106,191	36,471

Warrant—0.0%

Switzerland—0.0%
Cie Financiere Richemont S.A. (a) (Cost $0)	78,908	20,532

Short-Term Investments—1.2%

U.S. Treasury—1.2%
U.S. Treasury Bills
0.029%, 01/21/21 (f)	2,600,000	2,599,945
0.068%, 01/14/21 (f)	11,750,000	11,749,853

Total Short-Term Investments (Cost $14,349,649)		14,349,798

Securities Lending Reinvestments (g)—1.1%

Repurchase Agreements—1.1%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $50,001; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $55,527.	50,000	50,000
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.060%, due on 01/04/21 with a maturity value of $2,000,013; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 02/15/21 - 02/15/30, and an aggregate market value of $2,040,000.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $1,300,017; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $1,326,001.	1,300,000	$1,300,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $700,016; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $714,000.	700,000	700,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $700,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $714,288.	700,000	700,000
HSBC Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $2,576,469; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 04/30/22 - 11/15/44, and an aggregate market value of $2,627,999.	2,576,455	2,576,455
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $100,002; collateralized by various Common Stock with an aggregate market value of $111,112.	100,000	100,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $50,002; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $55,470.	50,000	50,000
Nomura Securities Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $2,700,015; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 07/15/21 - 08/15/50, and an aggregate market value of $2,754,002.	2,700,000	2,700,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,000,022; collateralized by various Common Stock with an aggregate market value of $1,111,300	1,000,000	1,000,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $1,500,063; collateralized by various Common Stock with an aggregate market value of $1,666,950.	1,500,000	1,500,000

		12,676,455

Security Description	Shares	Value

Mutual Funds—0.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (h)	10,000	10,000

Total Securities Lending Reinvestments (Cost $12,686,455)		12,686,455

Total Investments— 100.8% (Cost $911,995,276)		1,194,737,829
Other assets and liabilities (net)—(0.8)%		(9,211,302)

Net Assets—100.0%		$1,185,526,527

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent less than 0.05% of net assets.
(d)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $13,799,612 and the collateral received consisted of cash in the amount of $12,686,455 and non-cash collateral with a value of $1,555,070. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2020, the market value of securities pledged was $5,836,800.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Ten Largest Industries as of December 31, 2020 (Unaudited)	% of Net Assets
Pharmaceuticals	8.0
Banks	7.5
Insurance	4.9
Chemicals	3.6
Food Products	3.3
Machinery	3.2
Metals & Mining	3.0
Oil, Gas & Consumable Fuels	3.0
Automobiles	3.0
Textiles, Apparel & Luxury Goods	2.9

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2020

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
MSCI EAFE Index Mini Futures	03/19/21	146	USD	15,554,840	$186,576

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$83,261,041	$0	$83,261,041
Austria	—	1,978,041	—	1,978,041
Belgium	—	10,349,146	—	10,349,146
Chile	—	531,140	—	531,140
China	—	5,531,742	—	5,531,742
Denmark	—	28,947,559	—	28,947,559
Finland	—	14,035,577	—	14,035,577
France	—	123,729,319	—	123,729,319
Germany	—	100,665,323	—	100,665,323
Hong Kong	383,985	34,462,389	—	34,846,374
Ireland	—	9,093,254	—	9,093,254
Israel	3,331,572	3,682,343	—	7,013,915
Italy	—	23,967,418	—	23,967,418
Japan	—	291,335,750	—	291,335,750
Jordan	—	388,055	—	388,055
Luxembourg	—	2,657,635	—	2,657,635
Macau	—	807,514	—	807,514
Mexico	—	206,669	—	206,669
Netherlands	—	51,215,026	—	51,215,026
New Zealand	—	4,385,834	—	4,385,834
Norway	—	6,360,477	—	6,360,477
Portugal	—	1,974,171	0	1,974,171
Russia	—	244,243	—	244,243
Singapore	—	11,934,609	—	11,934,609
South Africa	—	2,926,298	—	2,926,298
Spain	—	28,023,827	—	28,023,827
Sweden	—	36,543,045	—	36,543,045
Switzerland	—	117,114,618	—	117,114,618
United Arab Emirates	—	—	0	0
United Kingdom	7,347,948	134,508,873	—	141,856,821
United States	—	945,235	—	945,235
Total Common Stocks	11,063,505	1,131,806,171	0	1,142,869,676
Total Mutual Funds*	18,385,920	—	—	18,385,920
Total Preferred Stocks*	—	6,388,977	—	6,388,977
Total Rights*	36,471	—	—	36,471
Total Warrant*	20,532	—	—	20,532
Total Short-Term Investments*	—	14,349,798	—	14,349,798
Securities Lending Reinvestments
Repurchase Agreements	—	12,676,455	—	12,676,455
Mutual Funds	10,000	—	—	10,000
Total Securities Lending Reinvestments	10,000	12,676,455	—	12,686,455
Total Investments	$29,516,428	$1,165,221,401	$0	$1,194,737,829

Collateral for Securities Loaned (Liability)	$—	$(12,686,455)	$—	$(12,686,455)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$186,576	$—	$—	$186,576

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,194,737,829
Cash	6,339
Receivable for:
Investments sold	5,082,590
Fund shares sold	334,362
Dividends	2,721,893
Prepaid expenses	3,278

Total Assets	1,202,886,291
Liabilities
Cash due to bank denominated in foreign currencies (c)	253,551
Collateral for securities loaned	12,686,455
Payables for:
Fund shares redeemed	3,467,046
Variation margin on futures contracts	125,549
Accrued Expenses:
Management fees	294,370
Distribution and service fees	122,665
Deferred trustees’ fees	163,070
Other expenses	247,058

Total Liabilities	17,359,764

Net Assets	$1,185,526,527

Net Assets Consist of:
Paid in surplus	$897,964,755
Distributable earnings (Accumulated losses)	287,561,772

Net Assets	$1,185,526,527

Net Assets
Class A	$622,748,359
Class B	366,185,301
Class E	27,063,177
Class G	169,529,690
Capital Shares Outstanding*
Class A	41,911,929
Class B	25,194,114
Class E	1,831,519
Class G	11,750,564
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.86
Class B	14.53
Class E	14.78
Class G	14.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $911,995,276.
(b)	Includes securities loaned at value of $13,799,612.
(c)	Identified cost of cash due to bank denominated in foreign currencies was $250,892.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$23,489,376
Non-cash dividends	1,409,713
Interest	79,723
Securities lending income	165,915

Total investment income	25,144,727
Expenses
Management fees	3,096,769
Administration fees	51,085
Custodian and accounting fees	310,131
Distribution and service fees—Class B	822,268
Distribution and service fees—Class E	36,342
Distribution and service fees—Class G	385,914
Audit and tax services	46,968
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	159,423
Insurance	7,313
Miscellaneous	165,486

Total expenses	5,181,669
Less management fee waiver	(29,661)

Net expenses	5,152,008

Net Investment Income	19,992,719

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,693,048)
Futures contracts	(101,849)
Foreign currency transactions	8,540

Net realized loss	(1,786,357)

Net change in unrealized appreciation (depreciation) on:
Investments	80,322,390
Futures contracts	(505,911)
Foreign currency transactions	162,121

Net change in unrealized appreciation	79,978,600

Net realized and unrealized gain	78,192,243

Net Increase in Net Assets From Operations	$98,184,962

(a)	Net of foreign withholding taxes of $2,199,591.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,992,719	$29,407,645
Net realized gain (loss)	(1,786,357)	6,525,579
Net change in unrealized appreciation	79,978,600	166,828,952

Increase in net assets from operations	98,184,962	202,762,176

From Distributions to Shareholders
Class A	(20,475,997)	(18,045,926)
Class B	(11,699,095)	(11,491,023)
Class E	(869,793)	(875,875)
Class G	(3,850,926)	(3,538,623)

Total distributions	(36,895,811)	(33,951,447)

Increase (decrease) in net assets from capital share transactions	27,295,196	(31,459,144)

Total increase in net assets	88,584,347	137,351,585

Net Assets
Beginning of period	1,096,942,180	959,590,595

End of period	$1,185,526,527	$1,096,942,180

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	4,792,560	$57,484,433	4,374,341	$59,486,427
Reinvestments	1,686,655	20,475,997	1,373,358	18,045,926
Redemptions	(5,862,631)	(76,758,105)	(5,365,501)	(72,517,555)

Net increase	616,584	$1,202,325	382,198	$5,014,798

Class B
Sales	1,959,811	$22,138,858	544,524	$7,058,483
Reinvestments	983,944	11,699,095	892,160	11,491,023
Redemptions	(3,547,933)	(46,003,258)	(3,880,280)	(51,157,438)

Net decrease	(604,178)	$(12,165,305)	(2,443,596)	$(32,607,932)

Class E
Sales	129,203	$1,498,135	45,726	$610,522
Reinvestments	72,003	869,793	66,963	875,875
Redemptions	(278,271)	(3,674,286)	(290,491)	(3,870,607)

Net decrease	(77,065)	$(1,306,358)	(177,802)	$(2,384,210)

Class G
Sales	4,351,534	$52,403,484	917,278	$11,898,921
Reinvestments	326,073	3,850,926	276,671	3,538,623
Redemptions	(1,327,394)	(16,689,876)	(1,289,422)	(16,919,344)

Net increase (decrease)	3,350,213	$39,564,534	(95,473)	$(1,481,800)

Increase (decrease) derived from capital shares transactions		$27,295,196		$(31,459,144)

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.32	$12.16	$14.55	$11.97	$12.14

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.40	0.38	0.35	0.34 (b)
Net realized and unrealized gain (loss)	0.75	2.23	(2.34)	2.60	(0.20)

Total income (loss) from investment operations	1.02	2.63	(1.96)	2.95	0.14

Less Distributions
Distributions from net investment income	(0.41)	(0.37)	(0.43)	(0.37)	(0.31)
Distributions from net realized capital gains	(0.07)	(0.10)	0.00	0.00	0.00

Total distributions	(0.48)	(0.47)	(0.43)	(0.37)	(0.31)

Net Asset Value, End of Period	$14.86	$14.32	$12.16	$14.55	$11.97

Total Return (%) (c)	7.85	21.93	(13.91)	24.90	1.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	0.37	0.38	0.37	0.38
Net ratio of expenses to average net assets (%) (d)	0.38	0.37	0.38	0.37	0.38
Ratio of net investment income to average net assets (%)	2.06	2.97	2.72	2.59	2.93 (b)
Portfolio turnover rate (%)	18	9	9	12	12
Net assets, end of period (in millions)	$622.7	$591.3	$497.5	$578.2	$498.7

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.01	$11.91	$14.25	$11.73	$11.91

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.36	0.34	0.31	0.31 (b)
Net realized and unrealized gain (loss)	0.74	2.17	(2.29)	2.54	(0.21)

Total income (loss) from investment operations	0.97	2.53	(1.95)	2.85	0.10

Less Distributions
Distributions from net investment income	(0.38)	(0.33)	(0.39)	(0.33)	(0.28)
Distributions from net realized capital gains	(0.07)	(0.10)	0.00	0.00	0.00

Total distributions	(0.45)	(0.43)	(0.39)	(0.33)	(0.28)

Net Asset Value, End of Period	$14.53	$14.01	$11.91	$14.25	$11.73

Total Return (%) (c)	7.58	21.55	(14.08)	24.60	1.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.62	0.63	0.62	0.63
Net ratio of expenses to average net assets (%) (d)	0.63	0.62	0.63	0.62	0.63
Ratio of net investment income to average net assets (%)	1.82	2.74	2.49	2.36	2.69 (b)
Portfolio turnover rate (%)	18	9	9	12	12
Net assets, end of period (in millions)	$366.2	$361.6	$336.3	$418.0	$390.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.24	$12.09	$14.47	$11.90	$12.08

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.38	0.36	0.33	0.33 (b)
Net realized and unrealized gain (loss)	0.75	2.21	(2.34)	2.59	(0.22)

Total income (loss) from investment operations	1.00	2.59	(1.98)	2.92	0.11

Less Distributions
Distributions from net investment income	(0.39)	(0.34)	(0.40)	(0.35)	(0.29)
Distributions from net realized capital gains	(0.07)	(0.10)	0.00	0.00	0.00

Total distributions	(0.46)	(0.44)	(0.40)	(0.35)	(0.29)

Net Asset Value, End of Period	$14.78	$14.24	$12.09	$14.47	$11.90

Total Return (%) (c)	7.71	21.77	(14.06)	24.78	1.08

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.52	0.53	0.52	0.53
Net ratio of expenses to average net assets (%) (d)	0.53	0.52	0.53	0.52	0.53
Ratio of net investment income to average net assets (%)	1.92	2.85	2.58	2.46	2.80 (b)
Portfolio turnover rate (%)	18	9	9	12	12
Net assets, end of period (in millions)	$27.1	$27.2	$25.2	$31.3	$29.6

	Class G
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.92	$11.83	$14.16	$11.66	$11.84

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.35	0.33	0.30	0.30 (b)
Net realized and unrealized gain (loss)	0.74	2.17	(2.27)	2.53	(0.20)

Total income (loss) from investment operations	0.95	2.52	(1.94)	2.83	0.10

Less Distributions
Distributions from net investment income	(0.37)	(0.33)	(0.39)	(0.33)	(0.28)
Distributions from net realized capital gains	(0.07)	(0.10)	0.00	0.00	0.00

Total distributions	(0.44)	(0.43)	(0.39)	(0.33)	(0.28)

Net Asset Value, End of Period	$14.43	$13.92	$11.83	$14.16	$11.66

Total Return (%) (c)	7.52	21.58	(14.12)	24.54	0.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.67	0.68	0.67	0.68
Net ratio of expenses to average net assets (%) (d)	0.68	0.67	0.68	0.67	0.68
Ratio of net investment income to average net assets (%)	1.69	2.67	2.42	2.29	2.63 (b)
Portfolio turnover rate (%)	18	9	9	12	12
Net assets, end of period (in millions)	$169.5	$116.9	$100.5	$116.3	$98.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-20

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-21

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $12,676,455, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(523,162)	$—	$—	$—	$(523,162)
Mutual Funds	(12,163,293)	—	—	—	(12,163,293)
Total Borrowings	$(12,686,455)	$—	$—	$—	$(12,686,455)
Gross amount of recognized liabilities for securities lending transactions					$(12,686,455)

BHFTII-22

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$186,576

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location-Net Realized Gain (Loss)	Equity
Futures contracts	$(101,849)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(505,911)

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$18,303,800

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced

BHFTII-23

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition,

BHFTII-24

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$202,989,142	$0	$183,435,167

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2020 were $3,096,769.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2020 were $450,709.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-25

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$927,207,278

Gross unrealized appreciation	405,116,647
Gross unrealized depreciation	(137,586,091)

Net unrealized appreciation (depreciation)	$267,530,556

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$32,732,368	$26,437,608	$4,163,443	$7,513,839	$36,895,811	$33,951,447

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$20,269,828	$—	$267,737,614	$(282,599)	$287,724,843

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated long-term capital losses of $282,599.

BHFTII-26

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife MSCI EAFE Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife MSCI EAFE Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife MSCI EAFE Index Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-28

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-29

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-30

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-31

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-32

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MetLife MSCI EAFE Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2020. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2020, and underperformed the average of its Morningstar Category for the one-year period ended June 30, 2020. The Board took into account that the Portfolio underperformed its benchmark, the MSCI EAFE Index, for the three-year period ended October 31, 2020, and outperformed its benchmark for the one-year and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and the Expense Universe median, but above the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, E, and G shares of the MetLife Russell 2000 Index Portfolio returned 19.62%, 19.35%, 19.45%, and 19.26%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 19.96%.

MARKET ENVIRONMENT / CONDITIONS

After one of the worst quarterly performances in history during the first quarter of 2020 driven by the COVID-19 pandemic, global equity markets rallied for the rest of 2020 to new record highs. This was driven by the gradual reopening of the global economy, unprecedented monetary and fiscal policy interventions, and the successful development of vaccines and treatments for the virus. Investors also reacted favorably to expanded bond buying programs by the Federal Reserve (the “Fed”) and the European Central Bank, U.S. Congress agreeing on a new stimulus bill, and a post-Brexit (U.K.’s withdrawal from the European Union) deal between the United Kingdom and the European Union. Factors that weighed on the equity markets included increasing COVID-19 cases worldwide leading to renewed lockdowns, President Trump’s legal challenges to the election results, a disagreement between Fed Chair Powell and U.S. Treasury Secretary Mnuchin over emergency lending programs, and a second wave of the pandemic with a more contagious strain of the COVID-19 virus.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate to 0.00%—0.25% from 1.50%—1.75%. The FOMC stated that the COVID-19 pandemic was causing tremendous human and economic hardship across the United States and around the world. The FOMC said it expected to maintain this target range until labor market conditions reach levels consistent with maximum employment and inflation rises to 2%.

Eight of the eleven sectors comprising the Russell 2000 Index experienced positive returns for the year. Health Care (17.8% beginning weight in the benchmark), up 45.9%, was the best-performing sector and had the largest positive impact on the benchmark return. Technology (11.0% beginning weight), up 42.3%; and Consumer Staples (3.0% beginning weight), up 26.6%, were the next best-performing sectors. Real Estate (7.7% beginning weight), down 5.0%; and Financials (17.8% beginning weight), down 4.1%, were the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the year were Plug Power, up 973.1%; Penn National Gaming, up 237.9%; and Teladoc Health, up 130.8%. The stocks with the largest negative impact were Intercept Pharmaceuticals, down 80.1%; Invesco Mortgage Capital, down 72.8%; and Novocure, down 30.0%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-1

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
MetLife Russell 2000 Index Portfolio
Class A	19.62	13.22	11.21
Class B	19.35	12.94	10.94
Class E	19.45	13.05	11.05
Class G	19.26	12.88	10.87
Russell 2000 Index	19.96	13.25	11.20

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Penn National Gaming, Inc.	0.5
Caesars Entertainment, Inc.	0.5
Plug Power, Inc.	0.5
Sunrun, Inc.	0.4
Mirati Therapeutics, Inc.	0.4
Darling Ingredients, Inc.	0.4
Ultragenyx Pharmaceutical, Inc.	0.3
Deckers Outdoor Corp.	0.3
II-VI, Inc.	0.3
Arrowhead Pharmaceuticals, Inc.	0.3

Top Sectors

% of Net Assets
Health Care	20.8
Industrials	15.2
Financials	15.2
Information Technology	13.9
Consumer Discretionary	12.9
Real Estate	6.2
Materials	4.1
Consumer Staples	3.2
Utilities	3.0
Communication Services	2.2

BHFTII-2

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.32%	$1,000.00	$1,376.80	$1.91
	Hypothetical*	0.32%	$1,000.00	$1,023.53	$1.63

Class B (a)	Actual	0.57%	$1,000.00	$1,375.60	$3.40
	Hypothetical*	0.57%	$1,000.00	$1,022.27	$2.90

Class E (a)	Actual	0.47%	$1,000.00	$1,376.50	$2.81
	Hypothetical*	0.47%	$1,000.00	$1,022.77	$2.39

Class G (a)	Actual	0.62%	$1,000.00	$1,375.20	$3.70
	Hypothetical*	0.62%	$1,000.00	$1,022.02	$3.15

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
AAR Corp.	13,862	$502,082
Aerojet Rocketdyne Holdings, Inc. (a)	28,936	1,529,268
Aerovironment, Inc. (a)	8,365	726,918
Astronics Corp. (a)	10,739	142,077
Cubic Corp. (b)	13,660	847,466
Ducommun, Inc. (a)	4,992	268,070
Kaman Corp.	12,375	706,984
Kratos Defense & Security Solutions, Inc. (a) (b)	50,987	1,398,573
Maxar Technologies, Inc. (b)	24,610	949,700
Moog, Inc. - Class A	11,811	936,612
National Presto Industries, Inc.	2,572	227,442
PAE, Inc. (a) (b)	14,067	129,135
Parsons Corp. (a) (b)	10,160	369,926
Triumph Group, Inc.	21,541	270,555
Vectrus, Inc. (a)	5,647	280,769

		9,285,577

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (a)	26,334	825,308
Atlas Air Worldwide Holdings, Inc. (a)	10,161	554,181
Echo Global Logistics, Inc. (a)	13,053	350,081
Forward Air Corp.	10,932	840,015
Hub Group, Inc. - Class A (a)	13,920	793,440

		3,363,025

Airlines—0.3%
Allegiant Travel Co.	5,532	1,046,876
Hawaiian Holdings, Inc.	18,895	334,442
SkyWest, Inc.	20,530	827,564
Spirit Airlines, Inc. (a) (b)	38,554	942,645

		3,151,527

Auto Components—1.4%
Adient plc (a)	35,265	1,226,164
American Axle & Manufacturing Holdings, Inc. (a)	34,371	286,654
Cooper Tire & Rubber Co.	22,320	903,960
Cooper-Standard Holdings, Inc. (a) (b)	7,930	274,933
Dana, Inc.	60,349	1,178,013
Dorman Products, Inc. (a) (b)	10,850	941,997
Fox Factory Holding Corp. (a) (b)	16,296	1,722,650
Gentherm, Inc. (a)	13,143	857,186
Goodyear Tire & Rubber Co. (The)	82,903	904,472
LCI Industries	9,957	1,291,224
Modine Manufacturing Co. (a)	13,816	173,529
Motorcar Parts of America, Inc. (a) (b)	8,000	156,960
Patrick Industries, Inc.	9,431	644,609
Standard Motor Products, Inc.	9,638	389,953
Stoneridge, Inc. (a)	10,678	322,796
Tenneco, Inc. - Class A (a) (b)	12,095	128,207
Visteon Corp. (a)	11,113	1,394,904
Workhorse Group, Inc. (a) (b)	39,587	783,031
XPEL, Inc. (a) (b)	6,947	358,187

		13,939,429

Automobiles—0.1%
Winnebago Industries, Inc. (b)	13,793	826,752

Banks—7.6%
1st Source Corp.	7,814	314,904
Allegiance Bancshares, Inc. (b)	9,094	310,378
Altabancorp	7,011	195,747
Amerant Bancorp, Inc. (a) (b)	10,911	165,847
American National Bankshares, Inc.	4,311	112,991
Ameris Bancorp	27,021	1,028,689
Arrow Financial Corp.	6,744	201,713
Atlantic Capital Bancshares, Inc. (a)	10,440	166,205
Atlantic Union Bankshares Corp.	33,326	1,097,758
Banc of California, Inc. (b)	18,620	273,900
BancFirst Corp. (b)	8,433	495,017
Bancorp, Inc. (The) (a)	22,607	308,586
BancorpSouth Bank	42,752	1,173,115
Bank First Corp.	2,663	172,616
Bank of Marin Bancorp	6,398	219,707
Bank of NT Butterfield & Son, Ltd. (The)	23,174	722,102
BankUnited, Inc.	37,613	1,308,180
Banner Corp.	14,153	659,388
Bar Harbor Bankshares (b)	7,342	165,856
Berkshire Hills Bancorp, Inc.	21,074	360,787
Boston Private Financial Holdings, Inc.	24,145	204,025
Bridge Bancorp, Inc.	8,870	214,477
Brookline Bancorp, Inc.	25,036	301,433
Bryn Mawr Bank Corp.	9,382	287,042
Business First Bancshares, Inc.	9,672	196,922
Byline Bancorp, Inc.	11,156	172,360
Cadence Bancorp	45,482	746,814
Cambridge Bancorp	2,648	184,698
Camden National Corp.	8,459	302,663
Capital City Bank Group, Inc.	5,769	141,802
Cathay General Bancorp	33,662	1,083,580
CBTX, Inc.	8,948	228,263
Central Pacific Financial Corp.	11,636	221,200
CIT Group, Inc.	40,934	1,469,531
Citizens & Northern Corp.	6,716	133,245
City Holding Co.	7,242	503,681
Civista Bancshares, Inc.	8,189	143,553
CNB Financial Corp.	6,782	144,389
Columbia Banking System, Inc.	29,851	1,071,651
Community Bank System, Inc. (b)	22,219	1,384,466
Community Trust Bancorp, Inc.	7,150	264,908
ConnectOne Bancorp, Inc.	19,071	377,415
CrossFirst Bankshares, Inc. (a)	11,244	120,873
Customers Bancorp, Inc. (a)	13,560	246,521
CVB Financial Corp.	53,315	1,039,643
Dime Community Bancshares, Inc.	8,903	140,400
Eagle Bancorp, Inc.	15,143	625,406
Eastern Bankshares, Inc. (a) (b)	67,938	1,108,069
Enterprise Financial Services Corp.	10,782	376,831
Equity Bancshares, Inc. - Class A (a)	7,293	157,456
Farmers National Banc Corp.	5,558	73,755
FB Financial Corp.	12,729	442,078
Financial Institutions, Inc.	6,461	145,373
First Bancorp	12,826	433,904
First BanCorp. (Puerto Rico)	79,688	734,723
First Bancshares, Inc. (The) (b)	10,042	310,097
First Busey Corp.	23,513	506,705

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
First Commonwealth Financial Corp.	40,705	$445,313
First Community Bancshares, Inc.	8,470	182,783
First Financial Bancorp	43,646	765,114
First Financial Bankshares, Inc. (b)	51,394	1,859,178
First Financial Corp.	5,707	221,717
First Foundation, Inc.	17,720	354,400
First Interstate BancSystem, Inc. - Class A	16,825	685,955
First Merchants Corp.	23,954	896,119
First Mid Bancshares, Inc.	8,725	293,684
First Midwest Bancorp, Inc.	44,415	707,087
First of Long Island Corp. (The)	9,924	177,143
Flushing Financial Corp.	13,422	223,342
Fulton Financial Corp.	58,856	748,648
German American Bancorp, Inc.	10,821	358,067
Glacier Bancorp, Inc.	39,800	1,831,198
Great Southern Bancorp, Inc.	4,991	244,060
Great Western Bancorp, Inc.	27,651	577,906
Hancock Whitney Corp.	34,840	1,185,257
Hanmi Financial Corp.	14,816	168,013
HarborOne Bancrop, Inc. (a)	23,775	258,197
Heartland Financial USA, Inc.	14,820	598,283
Heritage Commerce Corp.	12,992	115,239
Heritage Financial Corp. (b)	15,777	369,024
Hilltop Holdings, Inc.	31,059	854,433
Home BancShares, Inc.	62,044	1,208,617
HomeTrust Bancshares, Inc.	8,531	164,734
Hope Bancorp, Inc.	40,872	445,914
Horizon Bancorp	18,423	292,189
Independent Bank Corp.	11,863	219,110
Independent Bank Corp./Rockland Trust	14,251	1,040,893
Independent Bank Group, Inc.	15,965	998,132
International Bancshares Corp.	21,712	812,897
Investors Bancorp, Inc.	92,053	972,080
Lakeland Bancorp, Inc.	26,890	341,503
Lakeland Financial Corp.	11,384	609,955
Live Oak Bancshares, Inc.	11,266	534,684
Mercantile Bank Corp.	7,713	209,562
Midland States Bancorp, Inc.	10,034	179,308
MidWestOne Financial Group, Inc.	9,877	241,987
National Bank Holdings Corp. - Class A	12,889	422,244
NBT Bancorp, Inc.	18,936	607,846
Nicolet Bankshares, Inc. (a)	4,200	278,670
OceanFirst Financial Corp.	29,649	552,361
OFG Bancorp	22,996	426,346
Old National Bancorp	64,988	1,076,201
Old Second Bancorp, Inc.	3,502	35,370
Origin Bancorp, Inc.	9,357	259,844
Pacific Premier Bancorp, Inc.	32,446	1,016,533
Park National Corp. (b)	6,577	690,651
Peapack Gladstone Financial Corp.	8,311	189,158
Peoples Bancorp, Inc.	8,443	228,721
Preferred Bank	6,573	331,739
QCR Holdings, Inc.	8,339	330,141
Reliant Bancorp, Inc.	8,069	150,245
Renasant Corp.	24,665	830,717
Republic Bancorp, Inc. - Class A	4,745	171,152
S&T Bancorp, Inc.	18,575	461,403

Banks—(Continued)
Sandy Spring Bancorp, Inc.	21,001	676,022
Seacoast Banking Corp. of Florida (a)	23,627	695,815
ServisFirst Bancshares, Inc. (b)	21,038	847,621
Sierra Bancorp	5,841	139,717
Silvergate Capital Corp. - Class A (a)	6,242	463,843
Simmons First National Corp. - Class A (b)	48,550	1,048,194
South State Corp. (b)	28,059	2,028,666
Southside Bancshares, Inc.	14,418	447,391
Stock Yards Bancorp, Inc.	8,157	330,195
Texas Capital Bancshares, Inc. (a)	20,651	1,228,734
Tompkins Financial Corp.	6,467	456,570
Towne Bank	30,317	711,843
TriCo Bancshares	11,734	413,976
TriState Capital Holdings, Inc. (a)	11,422	198,743
Triumph Bancorp, Inc. (a)	9,267	449,913
Trustmark Corp.	28,210	770,415
UMB Financial Corp.	17,634	1,216,570
United Bankshares, Inc.	50,752	1,644,365
United Community Banks, Inc.	34,521	981,777
Univest Financial Corp.	12,133	249,697
Valley National Bancorp	160,591	1,565,762
Veritex Holdings, Inc.	19,528	501,088
Washington Trust Bancorp, Inc.	6,931	310,509
WesBanco, Inc.	26,620	797,535
West Bancorp, Inc.	8,036	155,095
Westamerica Bancorp	11,514	636,609

		75,111,170

Beverages—0.3%
Celsius Holdings, Inc. (a)	16,339	822,015
Coca-Cola Consolidated, Inc.	2,130	567,155
MGP Ingredients, Inc. (b)	6,119	287,960
National Beverage Corp. (b)	4,904	416,350
Primo Water Corp.	57,479	901,271

		2,994,751

Biotechnology—11.0%
Adverum Biotechnologies, Inc. (a) (b)	37,616	407,757
Aeglea BioTherapeutics, Inc. (a) (b)	7,990	62,881
Affimed NV (a)	23,276	135,466
Agenus, Inc. (a) (b)	68,906	219,121
Akebia Therapeutics, Inc. (a)	32,096	89,869
Akero Therapeutics, Inc. (a)	5,589	144,196
Akouos, Inc. (a) (b)	6,677	132,405
Albireo Pharma, Inc. (a)	6,398	239,989
Alector, Inc. (a) (b)	20,814	314,916
Allakos, Inc. (a)	10,559	1,478,260
Allogene Therapeutics, Inc. (a) (b)	22,907	578,173
Allovir, Inc. (a) (b)	8,022	308,366
ALX Oncology Holdings, Inc. (a) (b)	4,371	376,780
Amicus Therapeutics, Inc. (a)	104,698	2,417,477
AnaptysBio, Inc. (a)	11,271	242,326
Anavex Life Sciences Corp. (a) (b)	8,100	43,740
Anika Therapeutics, Inc. (a) (b)	7,087	320,758
Annexon, Inc. (a) (b)	6,834	171,055
Apellis Pharmaceuticals, Inc. (a)	24,199	1,384,183

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Applied Molecular Transport, Inc. (a) (b)	5,614	$172,743
Applied Therapeutics, Inc. (a) (b)	6,292	138,487
Arcturus Therapeutics Holdings, Inc. (a)	8,939	387,774
Arcus Biosciences, Inc. (a)	18,398	477,612
Arcutis Biotherapeutics, Inc. (a) (b)	8,244	231,904
Ardelyx, Inc. (a)	32,799	212,210
Arena Pharmaceuticals, Inc. (a)	22,919	1,760,867
Arrowhead Pharmaceuticals, Inc. (a) (b)	39,979	3,067,589
Atara Biotherapeutics, Inc. (a)	29,753	584,051
Atea Pharmaceuticals, Inc. (a) (b)	6,936	289,786
Athenex, Inc. (a)	30,138	333,326
Athersys, Inc. (a) (b)	28,771	50,349
Atreca, Inc. - Class A (a) (b)	12,320	198,968
Avid Bioservices, Inc. (a) (b)	15,803	182,367
Avidity Biosciences, Inc. (a)	7,396	188,746
Avrobio, Inc. (a)	14,386	200,541
Beam Therapeutics, Inc. (a) (b)	15,372	1,254,970
BioCryst Pharmaceuticals, Inc. (a) (b)	72,850	542,732
Biohaven Pharmaceutical Holding Co., Ltd. (a)	19,691	1,687,716
Bioxcel Therapeutics, Inc. (a) (b)	4,924	227,489
Black Diamond Therapeutics, Inc. (a)	8,148	261,143
Blueprint Medicines Corp. (a)	21,834	2,448,683
Bridgebio Pharma, Inc. (a) (b)	29,861	2,123,416
C4 Therapeutics, Inc. (a) (b)	5,348	177,179
Calithera Biosciences, Inc. (a)	12,540	61,571
CareDx, Inc. (a)	18,901	1,369,377
Castle Biosciences, Inc. (a) (b)	4,608	309,427
Catalyst Pharmaceuticals, Inc. (a)	16,768	56,005
CEL-SCI Corp. (a) (b)	14,591	170,131
ChemoCentryx, Inc. (a)	20,952	1,297,348
Chinook Therapeutics, Inc. (a)	6,444	102,202
Clovis Oncology, Inc. (a) (b)	37,631	180,629
Coherus Biosciences, Inc. (a) (b)	28,406	493,696
Concert Pharmaceuticals, Inc. (a)	13,379	169,111
Constellation Pharmaceuticals, Inc. (a)	12,376	356,429
Cortexyme, Inc. (a) (b)	7,212	200,349
Crinetics Pharmaceuticals, Inc. (a)	12,732	179,649
Cue Biopharma, Inc. (a) (b)	12,823	160,416
Cytokinetics, Inc. (a) (b)	28,455	591,295
CytomX Therapeutics, Inc. (a)	15,026	98,420
Deciphera Pharmaceuticals, Inc. (a)	15,140	864,040
Denali Therapeutics, Inc. (a)	24,764	2,074,233
Dicerna Pharmaceuticals, Inc. (a)	29,035	639,641
Dynavax Technologies Corp. (a) (b)	47,063	209,430
Dyne Therapeutics, Inc. (a)	7,479	157,059
Eagle Pharmaceuticals, Inc. (a) (b)	4,988	232,291
Editas Medicine, Inc. (a) (b)	24,948	1,749,104
Eidos Therapeutics, Inc. (a)	4,364	574,215
Eiger BioPharmaceuticals, Inc. (a)	12,070	148,340
Emergent BioSolutions, Inc. (a)	18,714	1,676,774
Enanta Pharmaceuticals, Inc. (a)	8,294	349,177
Epizyme, Inc. (a) (b)	31,498	342,068
Esperion Therapeutics, Inc. (a) (b)	12,686	329,836
Fate Therapeutics, Inc. (a) (b)	28,576	2,598,416
FibroGen, Inc. (a)	34,362	1,274,487
Five Prime Therapeutics, Inc. (a)	13,615	231,591
Flexion Therapeutics, Inc. (a) (b)	10,069	116,196

Biotechnology—(Continued)
Forma Therapeutics Holdings, Inc. (a)	7,034	245,487
Frequency Therapeutics, Inc. (a) (b)	10,286	362,684
G1 Therapeutics, Inc. (a) (b)	15,694	282,335
Generation Bio Co. (a)	5,605	158,902
Geron Corp. (a) (b)	127,830	203,250
Gossamer Bio, Inc. (a) (b)	22,998	222,391
Halozyme Therapeutics, Inc. (a)	53,133	2,269,310
Heron Therapeutics, Inc. (a) (b)	39,074	827,001
Homology Medicines, Inc. (a) (b)	15,919	179,726
IGM Biosciences, Inc. (a) (b)	3,333	294,271
ImmunoGen, Inc. (a)	59,332	382,691
Immunovant, Inc. (a)	15,007	693,173
Inhibrx, Inc. (a)	3,963	130,660
Inovio Pharmaceuticals, Inc. (a) (b)	66,321	586,941
Insmed, Inc. (a)	41,823	1,392,288
Intellia Therapeutics, Inc. (a)	19,943	1,084,899
Intercept Pharmaceuticals, Inc. (a)	11,215	277,010
Invitae Corp. (a) (b)	46,101	1,927,483
Ironwood Pharmaceuticals, Inc. (a) (b)	60,698	691,350
iTeos Therapeutics, Inc. (a) (b)	4,963	167,849
IVERIC bio, Inc. (a) (b)	35,012	241,933
Kadmon Holdings, Inc. (a) (b)	73,755	306,083
KalVista Pharmaceuticals, Inc. (a)	7,093	134,696
Karuna Therapeutics, Inc. (a) (b)	6,914	702,393
Karyopharm Therapeutics, Inc. (a)	31,483	487,357
Keros Therapeutics, Inc. (a) (b)	5,456	384,866
Kiniksa Pharmaceuticals, Ltd. - Class A (a)	12,290	217,164
Kodiak Sciences, Inc. (a)	13,339	1,959,632
Kronos Bio, Inc. (a)	6,896	205,984
Krystal Biotech, Inc. (a)	5,633	337,980
Kura Oncology, Inc. (a)	27,239	889,626
Kymera Therapeutics, Inc. (a) (b)	4,549	282,038
Ligand Pharmaceuticals, Inc. (a) (b)	6,448	641,254
MacroGenics, Inc. (a)	22,474	513,756
Madrigal Pharmaceuticals, Inc. (a) (b)	3,687	409,884
MannKind Corp. (a) (b)	73,268	229,329
MEI Pharma, Inc. (a) (b)	11,970	31,601
MeiraGTx Holdings plc (a) (b)	10,217	154,685
Mersana Therapeutics, Inc. (a)	22,916	609,795
Mirati Therapeutics, Inc. (a)	17,011	3,736,296
Morphic Holding, Inc. (a) (b)	6,630	222,436
Myriad Genetics, Inc. (a)	31,814	629,122
NantKwest, Inc. (a) (b)	14,151	188,633
Natera, Inc. (a)	30,137	2,999,234
Neoleukin Therapeutics, Inc. (a) (b)	14,781	208,412
Nkarta, Inc. (a) (b)	7,243	445,227
Novavax, Inc. (a) (b)	24,546	2,737,124
Nurix Therapeutics, Inc. (a) (b)	5,089	167,326
Opko Health, Inc. (a) (b)	143,039	565,004
ORIC Pharmaceuticals, Inc. (a)	9,451	319,916
Passage Bio, Inc. (a) (b)	10,730	274,366
PMV Pharmaceuticals, Inc. (a) (b)	6,239	383,761
Praxis Precision Medicines, Inc. (a) (b)	5,196	285,884
Precigen, Inc. (a) (b)	18,572	189,434
Precision BioSciences, Inc. (a)	21,295	177,600
Prelude Therapeutics, Inc. (a) (b)	4,119	294,714
Prevail Therapeutics, Inc. (a)	6,723	155,100

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Protagonist Therapeutics, Inc. (a)	13,524	$272,644
Prothena Corp. plc (a)	18,324	220,071
PTC Therapeutics, Inc. (a)	25,568	1,560,415
Puma Biotechnology, Inc. (a) (b)	13,791	141,496
Radius Health, Inc. (a)	20,884	372,988
REGENXBIO, Inc. (a)	15,197	689,336
Relay Therapeutics, Inc. (a) (b)	13,730	570,619
Replimune Group, Inc. (a)	9,865	376,350
REVOLUTION Medicines, Inc. (a) (b)	16,657	659,451
Rhythm Pharmaceuticals, Inc. (a)	15,372	457,010
Rigel Pharmaceuticals, Inc. (a)	47,781	167,233
Rocket Pharmaceuticals, Inc. (a)	14,674	804,722
Sangamo Therapeutics, Inc. (a) (b)	52,928	825,941
Scholar Rock Holding Corp. (a)	10,772	522,765
Seres Therapeutics, Inc. (a) (b)	22,776	558,012
Shattuck Labs, Inc. (a) (b)	6,185	324,156
Sorrento Therapeutics, Inc. (a) (b)	102,369	698,668
Spectrum Pharmaceuticals, Inc. (a)	62,405	212,801
Spero Therapeutics, Inc. (a) (b)	9,430	182,848
SpringWorks Therapeutics, Inc. (a) (b)	9,640	699,093
Stoke Therapeutics, Inc. (a)	5,477	339,191
Sutro Biopharma, Inc. (a)	12,583	273,177
Syndax Pharmaceuticals, Inc. (a)	11,215	249,422
Syros Pharmaceuticals, Inc. (a)	17,288	187,575
TCR2 Therapeutics, Inc. (a)	11,591	358,510
TG Therapeutics, Inc. (a)	46,863	2,437,813
Translate Bio, Inc. (a)	29,648	546,413
Travere Therapeutics, Inc. (a)	21,324	581,186
Turning Point Therapeutics, Inc. (a)	15,260	1,859,431
Twist Bioscience Corp. (a)	13,445	1,899,644
Ultragenyx Pharmaceutical, Inc. (a) (b)	24,882	3,444,415
UroGen Pharma, Ltd. (a) (b)	9,990	180,020
Vanda Pharmaceuticals, Inc. (a)	24,336	319,775
Vaxart, Inc. (a) (b)	23,998	137,029
Vaxcyte, Inc. (a) (b)	7,862	208,893
VBI Vaccines, Inc. (a) (b)	45,894	126,209
Veracyte, Inc. (a) (b)	24,376	1,192,961
Verastem, Inc. (a)	78,394	166,979
Vericel Corp. (a)	18,632	575,356
Viela Bio, Inc. (a)	9,054	325,672
Viking Therapeutics, Inc. (a) (b)	29,814	167,853
Vir Biotechnology, Inc. (a) (b)	22,856	612,084
Xencor, Inc. (a)	22,417	978,054
Y-mAbs Therapeutics, Inc. (a) (b)	13,415	664,177
Zentalis Pharmaceuticals, Inc. (a)	11,848	615,385
ZIOPHARM Oncology, Inc. (a) (b)	59,412	149,718

		109,644,226

Building Products—1.5%
AAON, Inc. (b)	16,248	1,082,604
Advanced Drainage Systems, Inc.	23,215	1,940,310
American Woodmark Corp. (a)	7,434	697,681
Apogee Enterprises, Inc.	11,475	363,528
Builders FirstSource, Inc. (a)	47,744	1,948,433
Cornerstone Building Brands, Inc. (a)	18,929	175,661
CSW Industrials, Inc.	5,399	604,202

Building Products—(Continued)
Gibraltar Industries, Inc. (a)	13,738	988,312
Griffon Corp.	18,339	373,749
Insteel Industries, Inc.	9,004	200,519
JELD-WEN Holding, Inc. (a)	30,479	772,947
Masonite International Corp. (a)	10,341	1,016,934
PGT Innovations, Inc. (a)	25,605	520,806
Quanex Building Products Corp.	12,585	279,009
Resideo Technologies, Inc. (a)	54,883	1,166,812
Simpson Manufacturing Co., Inc.	17,368	1,623,040
UFP Industries, Inc.	23,839	1,324,256

		15,078,803

Capital Markets—1.6%
Artisan Partners Asset Management, Inc. - Class A	23,716	1,193,864
Assetmark Financial Holdings, Inc. (a)	9,605	232,441
B. Riley Financial, Inc.	7,921	350,267
BGC Partners, Inc. - Class A	109,471	437,884
Blucora, Inc. (a)	20,338	323,578
Brightsphere Investment Group, Inc.	28,383	547,224
Cohen & Steers, Inc.	10,982	815,963
Cowen, Inc. - Class A	13,196	342,964
Diamond Hill Investment Group, Inc.	1,546	230,771
Donnelley Financial Solutions, Inc. (a)	16,100	273,217
Federated Hermes, Inc.	38,625	1,115,876
Focus Financial Partners, Inc. - Class A (a)	13,966	607,521
Hamilton Lane, Inc. - Class A	12,881	1,005,362
Houlihan Lokey, Inc.	21,649	1,455,462
Moelis & Co. - Class A	21,471	1,003,984
Oppenheimer Holdings, Inc. - Class A	4,905	154,164
Piper Sandler Cos.	6,927	698,934
PJT Partners, Inc. - Class A	9,409	708,027
StepStone Group, Inc. - Class A (a)	8,814	350,797
Stifel Financial Corp.	41,265	2,082,232
Stonex Group, Inc. (a)	7,668	443,977
Virtus Investment Partners, Inc.	3,239	702,863
Waddell & Reed Financial, Inc. - Class A	28,810	733,791
WisdomTree Investments, Inc.	42,128	225,385

		16,036,548

Chemicals—1.7%
AdvanSix, Inc. (a)	10,869	217,271
American Vanguard Corp.	8,047	124,889
Amyris, Inc. (a) (b)	22,058	136,208
Avient Corp.	37,258	1,500,752
Balchem Corp.	13,056	1,504,312
Chase Corp.	3,533	356,868
Ferro Corp. (a)	33,918	496,220
FutureFuel Corp.	10,195	129,477
GCP Applied Technologies, Inc. (a)	20,533	485,605
Hawkins, Inc.	4,778	249,937
HB Fuller Co.	20,913	1,084,966
Ingevity Corp. (a)	16,698	1,264,540
Innospec, Inc.	9,392	852,136
Koppers Holdings, Inc. (a)	8,316	259,127
Kraton Corp. (a)	14,021	389,644

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Kronos Worldwide, Inc.	11,199	$166,977
Livent Corp. (a) (b)	58,899	1,109,657
Minerals Technologies, Inc.	13,688	850,299
Orion Engineered Carbons S.A.	19,939	341,755
PQ Group Holdings, Inc.	14,525	207,127
Quaker Chemical Corp. (b)	5,293	1,341,193
Rayonier Advanced Materials, Inc. (a)	26,919	175,512
Sensient Technologies Corp.	17,149	1,265,082
Stepan Co.	8,757	1,044,885
Tredegar Corp.	7,835	130,845
Trinseo S.A.	15,251	781,004
Tronox Holding plc - Class A (a)	34,120	498,834

		16,965,122

Commercial Services & Supplies—1.9%
ABM Industries, Inc.	27,331	1,034,205
ACCO Brands Corp.	28,213	238,400
Brady Corp. - Class A	18,851	995,710
BrightView Holdings, Inc. (a)	10,786	163,084
Brink’s Co. (The) (b)	19,092	1,374,624
Casella Waste Systems, Inc. - Class A (a)	19,536	1,210,255
Cimpress plc (a) (b)	7,368	646,468
Covanta Holding Corp.	40,166	527,380
Deluxe Corp.	16,978	495,758
Ennis, Inc.	7,733	138,034
Harsco Corp. (a)	27,622	496,644
Healthcare Services Group, Inc. (b)	32,315	908,051
Heritage-Crystal Clean, Inc. (a)	7,474	157,477
Herman Miller, Inc.	23,533	795,415
HNI Corp.	18,317	631,204
Interface, Inc.	15,005	157,552
KAR Auction Services, Inc.	51,269	954,116
Kimball International, Inc. - Class B	15,609	186,528
Knoll, Inc.	14,423	211,730
Matthews International Corp. - Class A	14,349	421,861
McGrath RentCorp	10,515	705,556
Montrose Environmental Group, Inc. (a)	5,147	159,351
Pitney Bowes, Inc.	53,043	326,745
SP Plus Corp. (a)	10,567	304,647
Steelcase, Inc. - Class A	28,315	383,668
Stride, Inc. (a)	17,337	368,065
Team, Inc. (a)	13,475	146,878
Tetra Tech, Inc.	21,441	2,482,439
U.S. Ecology, Inc.	14,012	509,056
UniFirst Corp.	6,106	1,292,579
Viad Corp. (b)	8,932	323,070
VSE Corp.	4,405	169,548

		18,916,098

Communications Equipment—0.8%
Acacia Communications, Inc. (a)	15,833	1,155,176
ADTRAN, Inc.	13,981	206,499
CalAmp Corp. (a)	14,776	146,578
Calix, Inc. (a)	21,486	639,423
Clearfield, Inc. (a)	5,119	126,542
Comtech Telecommunications Corp.	11,475	237,418

Communications Equipment—(Continued)
Digi International, Inc. (a)	12,500	236,250
Extreme Networks, Inc. (a)	35,037	241,405
Harmonic, Inc. (a)	39,894	294,817
Infinera Corp. (a) (b)	66,156	693,315
Inseego Corp. (a) (b)	28,652	443,246
NETGEAR, Inc. (a)	13,343	542,126
NetScout Systems, Inc. (a)	30,148	826,658
Plantronics, Inc.	14,059	380,015
Ribbon Communications, Inc. (a)	13,393	87,858
Viavi Solutions, Inc. (a)	85,198	1,275,840

		7,533,166

Construction & Engineering—1.4%
Aegion Corp. (a)	12,850	244,022
Ameresco, Inc. - Class A (a)	11,403	595,693
API Group Corp. (a)	51,329	931,621
Arcosa, Inc.	20,494	1,125,735
Argan, Inc.	6,140	273,169
Comfort Systems USA, Inc.	13,999	737,187
Construction Partners, Inc. - Class A (a)	11,691	340,325
Dycom Industries, Inc. (a)	12,158	918,172
EMCOR Group, Inc.	21,547	1,970,689
Fluor Corp.	52,335	835,790
Granite Construction, Inc. (b)	16,882	450,918
Great Lakes Dredge & Dock Corp. (a)	18,705	246,345
IES Holdings, Inc. (a) (b)	3,768	173,479
MasTec, Inc. (a) (b)	23,360	1,592,685
MYR Group, Inc. (a)	6,874	413,127
NV5 Global, Inc. (a) (b)	4,636	365,224
Primoris Services Corp.	21,802	601,953
Sterling Construction Co., Inc. (a)	7,817	145,474
Tutor Perini Corp. (a) (b)	17,344	224,605
WillScot Mobile Mini Holdings Corp. (a)	67,211	1,557,279

		13,743,492

Construction Materials—0.2%
Forterra, Inc. (a)	12,337	212,135
Summit Materials, Inc. - Class A (a)	49,570	995,366
U.S. Concrete, Inc. (a)	7,217	288,463

		1,495,964

Consumer Finance—0.8%
Encore Capital Group, Inc. (a) (b)	14,109	549,546
Enova International, Inc. (a)	17,569	435,184
FirstCash, Inc.	16,380	1,147,255
Green Dot Corp. - Class A (a)	20,901	1,166,276
LendingClub Corp. (a)	31,508	332,725
Navient Corp.	64,637	634,735
Nelnet, Inc. - Class A	7,521	535,796
Oportun Financial Corp. (a)	10,066	194,978
PRA Group, Inc. (a)	19,436	770,832
PROG Holdings, Inc.	27,784	1,496,724
World Acceptance Corp. (a) (b)	1,945	198,818

		7,462,869

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Containers & Packaging—0.2%
Greif, Inc. - Class A	9,986	$468,144
Greif, Inc. - Class B	2,277	110,161
Myers Industries, Inc.	14,676	304,967
O-I Glass, Inc.	62,325	741,668
Pactiv Evergreen, Inc. (a)	17,780	322,529
Ranpak Holdings, Corp. (a)	8,903	119,656
UFP Technologies, Inc. (a)	3,225	150,285

		2,217,410

Distributors—0.1%
Core-Mark Holding Co., Inc.	18,358	539,174
Funko, Inc. - Class A (a)	11,176	116,007

		655,181

Diversified Consumer Services—0.5%
Adtalem Global Education, Inc. (a)	22,648	768,900
American Public Education, Inc. (a)	6,422	195,743
Carriage Services, Inc.	7,506	235,088
Collectors Universe, Inc.	4,688	353,475
Franchise Group, Inc.	9,045	275,420
Houghton Mifflin Harcourt Co. (a)	18,262	60,812
Laureate Education, Inc. - Class A (a)	44,174	643,173
OneSpaWorld Holdings, Ltd.	8,932	90,570
Perdoceo Education Corp. (a)	28,836	364,199
Strategic Education, Inc.	10,172	969,697
Vivint Smart Home, Inc. (a) (b)	32,245	669,084
WW International, Inc. (a)	21,424	522,746

		5,148,907

Diversified Financial Services—0.2%
Alerus Financial Corp.	7,649	209,353
Banco Latinoamericano de Comercio Exterior S.A. - Class E	14,005	221,699
Cannae Holdings, Inc. (a)	34,335	1,520,011

		1,951,063

Diversified Telecommunication Services—0.7%
Anterix, Inc. (a)	6,099	229,322
ATN International, Inc.	4,754	198,527
Bandwidth, Inc. - Class A (a) (b)	7,868	1,209,076
Cincinnati Bell, Inc. (a)	18,970	289,862
Cogent Communications Holdings, Inc.	16,595	993,543
Consolidated Communications Holdings, Inc. (a) (b)	32,934	161,047
Iridium Communications, Inc. (a)	48,710	1,915,521
Liberty Latin America, Ltd. - Class A (a)	11,170	124,322
Liberty Latin America, Ltd. - Class C (a)	55,609	616,704
Ooma, Inc. (a)	9,258	133,315
ORBCOMM, Inc. (a)	19,127	141,922
Vonage Holdings Corp. (a)	91,095	1,172,848

		7,186,009

Electric Utilities—0.6%
ALLETE, Inc.	21,332	1,321,304
MGE Energy, Inc.	14,377	1,006,822
Otter Tail Corp.	17,221	733,787
PNM Resources, Inc.	32,668	1,585,378

Electric Utilities—(Continued)
Portland General Electric Co.	37,090	1,586,339

		6,233,630

Electrical Equipment—1.7%
Allied Motion Technologies, Inc.	3,454	176,499
American Superconductor Corp. (a)	10,830	253,639
Atkore International Group, Inc. (a)	18,296	752,149
AZZ, Inc.	11,705	555,285
Bloom Energy Corp. - Class A (a) (b)	39,499	1,132,041
Encore Wire Corp.	9,176	555,790
EnerSys	17,516	1,454,879
FuelCell Energy, Inc. (a)	117,656	1,314,218
Plug Power, Inc. (a) (b)	149,170	5,058,355
Sunrun, Inc. (a)	59,351	4,117,772
Thermon Group Holdings, Inc. (a)	13,977	218,461
TPI Composites, Inc. (a)	13,727	724,511
Vicor Corp. (a)	7,877	726,417

		17,040,016

Electronic Equipment, Instruments & Components—2.3%
Akoustis Technologies, Inc. (a) (b)	14,223	173,947
Arlo Technologies, Inc. (a)	21,060	164,057
Badger Meter, Inc. (b)	11,380	1,070,403
Belden, Inc. (b)	19,713	825,975
Benchmark Electronics, Inc.	14,913	402,800
CTS Corp.	12,351	424,010
ePlus, Inc. (a)	5,002	439,926
Fabrinet (a)	14,372	1,115,123
FARO Technologies, Inc. (a)	7,841	553,810
Fitbit, Inc. - Class A (a)	99,755	678,334
II-VI, Inc. (a) (b)	41,153	3,125,982
Insight Enterprises, Inc. (a) (c)	13,857	1,054,379
Itron, Inc. (a)	16,463	1,578,802
Kimball Electronics, Inc. (a)	11,468	183,373
Knowles Corp. (a)	39,393	726,013
Luna Innovations, Inc. (a)	13,270	131,108
Methode Electronics, Inc.	15,351	587,636
MTS Systems Corp.	7,935	461,500
Napco Security Technologies, Inc. (a) (b)	5,652	148,195
nLight, Inc. (a) (b)	14,866	485,375
Novanta, Inc. (a)	14,192	1,677,778
OSI Systems, Inc. (a)	6,973	650,023
PAR Technology Corp. (a) (b)	7,408	465,148
PC Connection, Inc.	5,366	253,758
Plexus Corp. (a) (c)	12,223	955,961
Rogers Corp. (a)	7,317	1,136,257
Sanmina Corp. (a)	25,739	820,817
ScanSource, Inc. (a)	12,162	320,834
TTM Technologies, Inc. (a)	40,499	558,684
Vishay Intertechnology, Inc.	51,290	1,062,216
Vishay Precision Group, Inc. (a)	5,267	165,805

		22,398,029

Energy Equipment & Services—0.7%
Archrock, Inc. (b)	51,588	446,752

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
Aspen Aerogels, Inc. (a)	9,340	$155,885
Cactus, Inc. - Class A	21,510	560,766
ChampionX Corp. (a)	83,064	1,270,879
DMC Global, Inc. (b)	7,096	306,902
Dril-Quip, Inc. (a)	15,999	473,890
Frank’s International NV (a)	43,450	119,053
Helix Energy Solutions Group, Inc. (a)	67,569	283,790
Liberty Oilfield Services, Inc. - Class A (b)	28,057	289,268
Nabors Industries, Ltd.	3,273	190,587
NexTier Oilfield Solutions, Inc. (a)	73,519	252,905
Oceaneering International, Inc. (a)	45,596	362,488
Oil States International, Inc. (a)	30,047	150,836
Patterson-UTI Energy, Inc.	85,101	447,631
ProPetro Holding Corp. (a)	22,454	165,935
SEACOR Holdings, Inc. (a)	7,977	330,647
Tidewater, Inc. (a)	17,119	147,908
Transocean, Ltd. (a) (b)	265,499	613,303
U.S. Silica Holdings, Inc.	31,256	219,417

		6,788,842

Entertainment—0.2%
Cinemark Holdings, Inc. (b)	40,646	707,647
Eros STX Global Corp. (a) (b)	73,598	133,948
Glu Mobile, Inc. (a)	57,782	520,616
IMAX Corp. (a)	20,741	373,753
Liberty Braves Group - Class C (a)	16,010	398,329
Marcus Corp. (The)	10,278	138,547

		2,272,840

Equity Real Estate Investment Trusts—5.4%
Acadia Realty Trust	29,279	415,469
Agree Realty Corp.	22,223	1,479,607
Alexander & Baldwin, Inc.	33,353	573,005
Alexander’s, Inc.	1,029	285,393
American Assets Trust, Inc.	22,749	656,991
American Finance Trust, Inc.	47,064	349,686
Armada Hoffler Properties, Inc.	23,985	269,112
Bluerock Residential Growth REIT, Inc.	12,104	153,358
Broadstone Net Lease, Inc. - Class A	15,922	311,753
CareTrust REIT, Inc.	42,777	948,794
CatchMark Timber Trust, Inc. - Class A	22,342	209,121
Centerspace	5,316	375,522
Chatham Lodging Trust	19,109	206,377
City Office REIT, Inc.	10,150	99,166
Colony Capital, Inc. (b)	180,274	867,118
Columbia Property Trust, Inc.	47,428	680,118
Community Healthcare Trust, Inc.	9,740	458,851
CoreCivic, Inc. (b)	51,416	336,775
DiamondRock Hospitality Co.	73,498	606,359
Diversified Healthcare Trust	79,916	329,254
Easterly Government Properties, Inc.	33,852	766,748
EastGroup Properties, Inc.	16,121	2,225,665
Essential Properties Realty Trust, Inc.	42,553	902,124
Four Corners Property Trust, Inc.	31,625	941,476
Franklin Street Properties Corp.	25,785	112,680
Front Yard Residential Corp.	23,934	387,731

Equity Real Estate Investment Trusts—(Continued)
Geo Group, Inc. (The) (b)	49,861	441,768
Getty Realty Corp.	15,262	420,315
Gladstone Commercial Corp.	18,170	327,060
Gladstone Land Corp.	9,389	137,455
Global Medical REIT, Inc. (b)	15,210	198,643
Global Net Lease, Inc.	40,714	697,838
Healthcare Realty Trust, Inc.	56,624	1,676,070
Hersha Hospitality Trust	17,181	135,558
Independence Realty Trust, Inc.	35,454	476,147
Industrial Logistics Properties Trust	27,834	648,254
Innovative Industrial Properties, Inc. (b)	8,444	1,546,350
iStar, Inc. (b)	24,381	362,058
Kite Realty Group Trust	34,821	520,922
Lexington Realty Trust	104,059	1,105,107
LTC Properties, Inc.	17,896	696,333
Macerich Co. (The) (b)	62,034	661,903
Mack-Cali Realty Corp. (b)	41,089	511,969
Monmouth Real Estate Investment Corp.	42,125	729,605
National Health Investors, Inc.	18,102	1,252,115
National Storage Affiliates Trust	27,814	1,002,138
New Senior Investment Group, Inc.	20,529	106,340
NexPoint Residential Trust, Inc.	9,339	395,133
Office Properties Income Trust	20,820	473,030
One Liberty Properties, Inc.	6,483	130,114
Pebblebrook Hotel Trust	53,110	998,468
Physicians Realty Trust (b)	83,957	1,494,435
Piedmont Office Realty Trust, Inc. - Class A	53,870	874,310
Plymouth Industrial REIT, Inc.	11,804	177,060
PotlatchDeltic Corp.	26,923	1,346,688
Preferred Apartment Communities, Inc. - Class A	9,647	71,388
PS Business Parks, Inc.	7,951	1,056,449
QTS Realty Trust, Inc. - Class A (b)	25,146	1,556,035
Retail Opportunity Investments Corp.	48,003	642,760
Retail Properties of America, Inc. - Class A	80,152	686,101
RLJ Lodging Trust	67,092	949,352
RPT Realty	35,465	306,772
Ryman Hospitality Properties, Inc.	20,436	1,384,743
Sabra Health Care REIT, Inc.	85,592	1,486,733
Safehold, Inc. (b)	7,916	573,831
Saul Centers, Inc.	5,405	171,230
Seritage Growth Properties - Class A (a) (b)	15,000	220,200
Service Properties Trust	61,058	701,556
SITE Centers Corp. (b)	55,697	563,654
STAG Industrial, Inc.	62,321	1,951,894
Summit Hotel Properties, Inc.	35,717	321,810
Sunstone Hotel Investors, Inc.	87,766	994,389
Tanger Factory Outlet Centers, Inc. (b)	31,216	310,911
Terreno Realty Corp.	27,332	1,599,195
UMH Properties, Inc. (b)	14,925	221,039
Uniti Group, Inc.	77,707	911,503
Universal Health Realty Income Trust	5,693	365,889
Urban Edge Properties	50,231	649,989
Urstadt Biddle Properties, Inc. - Class A	13,207	186,615
Washington Real Estate Investment Trust	33,674	728,369
Whitestone REIT	19,605	156,252
Xenia Hotels & Resorts, Inc.	46,863	712,318

		53,972,416

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—0.8%
Andersons, Inc. (The)	13,251	$324,782
BJ’s Wholesale Club Holdings, Inc. (a) (b)	54,355	2,026,355
Chefs’ Warehouse, Inc. (The) (a)	11,522	296,000
HF Foods Group, Inc. (a) (b)	2,746	20,650
Ingles Markets, Inc. - Class A	6,173	263,340
Performance Food Group Co. (a)	52,226	2,486,480
Pricesmart, Inc.	9,010	820,721
Rite Aid Corp. (a) (b)	22,700	359,341
SpartanNash Co.	16,917	294,525
United Natural Foods, Inc. (a) (b)	22,857	365,026
Weis Markets, Inc. (b)	4,490	214,667

		7,471,887

Food Products—1.4%
B&G Foods, Inc. (b)	25,343	702,761
Cal-Maine Foods, Inc. (a)	13,890	521,431
Calavo Growers, Inc. (b)	7,353	510,519
Darling Ingredients, Inc. (a)	63,907	3,686,156
Fresh Del Monte Produce, Inc. (b)	13,189	317,459
Freshpet, Inc. (a) (c)	15,406	2,187,498
Hostess Brands, Inc. (a)	50,722	742,570
J & J Snack Foods Corp.	5,928	921,033
John B Sanfilippo & Son, Inc.	4,150	327,269
Lancaster Colony Corp.	7,738	1,421,703
Landec Corp. (a)	12,181	132,164
Sanderson Farms, Inc.	7,825	1,034,465
Simply Good Foods Co. (The) (a)	37,007	1,160,539
Tootsie Roll Industries, Inc. (b)	6,038	179,329

		13,844,896

Gas Utilities—0.9%
Brookfield Infrastructure Corp. - Class A (b)	13,257	958,481
Chesapeake Utilities Corp.	6,975	754,765
New Jersey Resources Corp.	39,247	1,395,231
Northwest Natural Holding Co.	13,165	605,458
ONE Gas, Inc. (b)	20,448	1,569,793
South Jersey Industries, Inc.	38,090	820,839
Southwest Gas Holdings, Inc.	22,997	1,397,068
Spire, Inc.	20,543	1,315,574

		8,817,209

Health Care Equipment & Supplies—3.5%
Accuray, Inc. (a)	20,127	83,930
Acutus Medical, Inc. (a)	4,523	130,308
Alphatec Holdings, Inc. (a)	23,616	342,904
AngioDynamics, Inc. (a)	17,852	273,671
Antares Pharma, Inc. (a)	46,968	187,402
Aspira Women’s Health, Inc. (a) (b)	35,464	237,963
AtriCure, Inc. (a)	18,644	1,037,911
Atrion Corp.	618	396,904
Avanos Medical, Inc. (a)	20,898	958,800
AxoGen, Inc. (a)	15,476	277,020
Axonics Modulation Technologies, Inc. (a) (b)	13,791	688,447
BioLife Solutions, Inc. (a)	6,501	259,325
Cantel Medical Corp.	15,315	1,207,741

Health Care Equipment & Supplies—(Continued)
Cardiovascular Systems, Inc. (a)	16,617	727,160
Cerus Corp. (a) (b)	68,465	473,778
Co-Diagnostics, Inc. (a) (b)	12,292	114,316
CONMED Corp.	11,390	1,275,680
CryoLife, Inc. (a) (b)	17,220	406,564
CryoPort, Inc. (a) (b)	13,661	599,445
Cutera, Inc. (a)	6,744	162,598
CytoSorbents Corp. (a)	14,976	119,359
Eargo, Inc. (a) (b)	3,900	174,798
GenMark Diagnostics, Inc. (a)	30,756	449,038
Glaukos Corp. (a)	17,413	1,310,502
Heska Corp. (a)	3,277	477,295
Inari Medical, Inc. (a)	3,408	297,484
Inogen, Inc. (a)	8,423	376,340
Integer Holdings Corp. (a)	12,844	1,042,804
Invacare Corp.	16,228	145,241
iRhythm Technologies, Inc. (a) (b)	11,462	2,718,901
Lantheus Holdings, Inc. (a)	29,842	402,569
LeMaitre Vascular, Inc. (b)	7,651	309,865
LENSAR, Inc. (a) (b)	1,937	14,043
LivaNova plc (a)	19,676	1,302,748
Meridian Bioscience, Inc. (a)	18,926	353,727
Merit Medical Systems, Inc. (a) (b)	21,608	1,199,460
Mesa Laboratories, Inc. (b)	2,020	579,013
Natus Medical, Inc. (a)	15,157	303,746
Neogen Corp. (a)	22,059	1,749,279
Nevro Corp. (a)	13,459	2,329,753
NuVasive, Inc. (a) (c)	22,162	1,248,385
OraSure Technologies, Inc. (a)	28,446	301,101
Orthofix Medical, Inc. (a)	7,567	325,230
OrthoPediatrics Corp. (a) (b)	5,617	231,701
Outset Medical, Inc. (a)	4,630	263,169
Pulmonx Corp. (a) (b)	5,331	367,946
Pulse Biosciences, Inc. (a) (b)	6,647	158,597
Quotient, Ltd. (a)	32,122	167,356
SeaSpine Holdings Corp. (a)	10,839	189,140
Shockwave Medical, Inc. (a)	12,084	1,253,352
SI-BONE, Inc. (a)	12,210	365,079
Silk Road Medical, Inc. (a)	11,451	721,184
STAAR Surgical Co. (a)	19,419	1,538,373
SurModics, Inc. (a)	6,159	268,040
Tactile Systems Technology, Inc. (a) (b)	8,238	370,216
TransMedics Group, Inc. (a)	12,219	243,158
Utah Medical Products, Inc.	2,002	168,769
Vapotherm, Inc. (a) (b)	8,810	236,637
Varex Imaging Corp. (a)	17,885	298,322
ViewRay, Inc. (a) (b)	26,028	99,427

		34,313,014

Health Care Providers & Services—2.8%
1Life Healthcare, Inc. (a)	33,307	1,453,851
AdaptHealth Corp. (a)	11,254	422,700
Addus HomeCare Corp. (a)	6,214	727,597
AMN Healthcare Services, Inc. (a)	18,545	1,265,696
Apollo Medical Holdings, Inc. (a) (b)	9,413	171,976
BioTelemetry, Inc. (a) (b)	13,385	964,791

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Brookdale Senior Living, Inc. (a)	56,595	$250,716
Community Health Systems, Inc. (a)	25,904	192,467
Corvel Corp. (a)	4,267	452,302
Covetrus, Inc. (a) (b)	46,410	1,333,823
Cross Country Healthcare, Inc. (a)	5,452	48,359
Ensign Group, Inc. (The)	20,635	1,504,704
Fulgent Genetics, Inc. (a) (b)	5,053	263,261
Hanger, Inc. (a)	17,297	380,361
HealthEquity, Inc. (a) (b)	31,080	2,166,587
Joint Corp. (The) (a)	6,678	175,364
LHC Group, Inc. (a)	12,115	2,584,372
Magellan Health, Inc. (a)	10,450	865,678
MEDNAX, Inc. (a) (b)	32,024	785,869
National Healthcare Corp.	5,246	348,387
National Research Corp.	6,206	265,306
Ontrak, Inc. (a) (b)	3,970	245,306
Option Care Health, Inc. (a)	20,048	313,551
Owens & Minor, Inc.	29,586	800,301
Patterson Cos., Inc. (b)	34,625	1,025,939
Pennant Group Inc. (The) (a)	11,360	659,562
PetIQ, Inc. (a) (b)	9,493	365,006
Progyny, Inc. (a) (b)	12,187	516,607
Providence Service Corp. (The) (a)	4,713	653,363
R1 RCM, Inc. (a)	47,026	1,129,565
RadNet, Inc. (a)	21,044	411,831
Select Medical Holdings Corp. (a)	43,850	1,212,891
Surgery Partners, Inc. (a)	11,767	341,361
Tenet Healthcare Corp. (a)	43,095	1,720,783
Tivity Health, Inc. (a)	22,138	433,683
Triple-S Management Corp. - Class B (a)	9,765	208,483
U.S. Physical Therapy, Inc.	5,426	652,476
Viemed Healthcare, Inc. (a)	16,689	129,507

		27,444,382

Health Care Technology—1.3%
Accolade, Inc. (a) (b)	5,299	230,507
Allscripts Healthcare Solutions, Inc. (a) (b)	67,912	980,649
Computer Programs & Systems, Inc.	5,856	157,175
Evolent Health, Inc. - Class A (a) (b)	31,066	497,988
Health Catalyst, Inc. (a)	14,644	637,453
HealthStream, Inc. (a)	12,016	262,429
HMS Holdings Corp. (a)	35,575	1,307,381
iCAD, Inc. (a)	9,692	127,934
Inovalon Holdings, Inc. - Class A (a)	32,763	595,304
Inspire Medical Systems, Inc. (a)	10,328	1,942,594
NextGen Healthcare, Inc. (a)	24,814	452,607
Omnicell, Inc. (a)	16,699	2,004,214
OptimizeRx Corp. (a)	7,790	242,736
Phreesia, Inc. (a)	13,570	736,308
Schrodinger, Inc. (a)	12,303	974,152
Simulations Plus, Inc. (b)	5,451	392,036
Tabula Rasa HealthCare, Inc. (a) (b)	9,238	395,756
Vocera Communications, Inc. (a) (b)	13,407	556,793

		12,494,016

Hotels, Restaurants & Leisure—3.6%
Accel Entertainment, Inc. (a) (b)	21,629	218,453
Bally’s Corp.	7,465	374,967
BJ’s Restaurants, Inc.	9,083	349,605
Bloomin’ Brands, Inc.	36,722	713,141
Boyd Gaming Corp.	32,265	1,384,814
Brinker International, Inc.	17,865	1,010,623
Caesars Entertainment, Inc. (a)	71,398	5,302,729
Cheesecake Factory, Inc. (The) (b)	18,905	700,619
Churchill Downs, Inc.	15,108	2,942,887
Chuy’s Holdings, Inc. (a) (b)	8,272	219,125
Cracker Barrel Old Country Store, Inc.	9,542	1,258,781
Dave & Buster’s Entertainment, Inc.	17,671	530,483
Del Taco Restaurants, Inc. (a)	2,449	22,188
Denny’s Corp. (a)	25,229	370,362
Dine Brands Global, Inc. (b)	6,775	392,950
El Pollo Loco Holdings, Inc. (a)	4,862	88,002
Everi Holdings, Inc. (a) (b)	31,794	439,075
GAN, Ltd. (a)	10,289	208,661
Golden Entertainment, Inc. (a)	7,539	149,951
Hilton Grand Vacations, Inc. (a)	34,286	1,074,866
International Game Technology plc	40,408	684,511
Jack in the Box, Inc.	9,158	849,862
Lindblad Expeditions Holdings, Inc. (a) (b)	12,155	208,094
Marriott Vacations Worldwide Corp.	15,882	2,179,328
Monarch Casino & Resort, Inc. (a)	5,265	322,323
Papa John’s International, Inc.	13,263	1,125,366
Penn National Gaming, Inc. (a)	61,761	5,334,298
RCI Hospitality Holdings, Inc.	3,877	152,909
Red Robin Gourmet Burgers, Inc. (a)	7,056	135,687
Red Rock Resorts, Inc. - Class A (b)	27,042	677,132
Ruth’s Hospitality Group, Inc.	13,490	239,178
Scientific Games Corp. - Class A (a)	24,798	1,028,869
SeaWorld Entertainment, Inc. (a)	20,555	649,332
Shake Shack, Inc. - Class A (a) (b)	14,329	1,214,813
Texas Roadhouse, Inc.	25,796	2,016,215
Wingstop, Inc.	11,665	1,546,196

		36,116,395

Household Durables—2.0%
Beazer Homes USA, Inc. (a)	12,870	194,980
Cavco Industries, Inc. (a)	3,896	683,553
Century Communities, Inc. (a)	12,109	530,132
Ethan Allen Interiors, Inc.	10,204	206,223
GoPro, Inc. - Class A (a)	42,900	355,212
Green Brick Partners, Inc. (a)	7,450	171,052
Helen of Troy, Ltd. (a)	10,131	2,251,007
Hooker Furniture Corp.	6,029	194,435
Installed Building Products, Inc. (a)	9,245	942,343
iRobot Corp. (a) (b)	11,072	888,971
KB Home	34,748	1,164,753
La-Z-Boy, Inc.	18,883	752,299
LGI Homes, Inc. (a) (b)	9,112	964,505
Lovesac Co. (The) (a)	4,517	194,638
M/I Homes, Inc. (a)	11,887	526,475
MDC Holdings, Inc.	20,374	990,176
Meritage Homes Corp. (a) (c)	15,573	1,289,756

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Purple Innovation, Inc. (a)	6,088	$200,539
Skyline Champion Corp. (a)	22,767	704,411
Sonos, Inc. (a)	31,670	740,761
Taylor Morrison Home Corp. (a)	51,220	1,313,793
TopBuild Corp. (a)	13,156	2,421,756
TRI Pointe Group, Inc. (a)	50,752	875,472
Tupperware Brands Corp. (a)	19,840	642,618
Turtle Beach Corp. (a) (b)	6,636	143,006
Universal Electronics, Inc. (a)	6,028	316,229

		19,659,095

Household Products—0.2%
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a)	18,062	656,193
Central Garden and Pet Co. (Voting Shares) (a)	4,446	171,660
WD-40 Co. (b)	5,537	1,471,070

		2,298,923

Independent Power and Renewable Electricity Producers—0.6%
Brookfield Renewable Corp. - Class A	40,443	2,356,614
Clearway Energy, Inc. - Class A	12,444	367,720
Clearway Energy, Inc. - Class C	34,605	1,104,938
Ormat Technologies, Inc. (b)	15,929	1,438,070
Sunnova Energy International, Inc. (a)	22,792	1,028,603

		6,295,945

Industrial Conglomerates—0.1%
Raven Industries, Inc.	15,898	526,065

Insurance—2.0%
Ambac Financial Group, Inc. (a)	19,701	303,001
American Equity Investment Life Holding Co.	36,478	1,008,981
AMERISAFE, Inc.	8,690	499,067
Argo Group International Holdings, Ltd.	14,435	630,810
BRP Group, Inc. - Class A (a)	18,504	554,565
Citizens, Inc. (a) (b)	22,172	127,046
CNO Financial Group, Inc.	59,971	1,333,155
eHealth, Inc. (a)	10,150	716,691
Employers Holdings, Inc.	13,012	418,856
Enstar Group, Ltd. (a)	4,881	1,000,068
FBL Financial Group, Inc. - Class A	4,790	251,523
Genworth Financial, Inc. - Class A (a)	206,550	780,759
Goosehead Insurance, Inc. - Class A	5,134	640,518
HCI Group, Inc. (b)	2,670	139,641
Horace Mann Educators Corp.	18,329	770,551
James River Group Holdings, Ltd.	13,410	659,102
Kinsale Capital Group, Inc.	8,571	1,715,314
MBIA, Inc. (a) (b)	10,913	71,808
National Western Life Group, Inc. - Class A	1,039	214,491
Palomar Holdings, Inc. (a) (b)	8,685	771,575
ProAssurance Corp.	23,948	426,035
RLI Corp.	16,418	1,709,935
Safety Insurance Group, Inc.	6,578	512,426
Selective Insurance Group, Inc.	24,032	1,609,663
Selectquote, Inc. (a)	13,888	288,176
State Auto Financial Corp.	7,940	140,856

Insurance—(Continued)
Stewart Information Services Corp.	10,993	531,621
Third Point Reinsurance, Ltd. (a)	23,673	225,367
Trupanion, Inc. (a)	12,073	1,445,259
United Fire Group, Inc.	9,677	242,893
Universal Insurance Holdings, Inc.	13,371	202,036
Watford Holdings, Ltd. (a)	7,177	248,324

		20,190,113

Interactive Media & Services—0.4%
Cargurus, Inc. (a)	34,904	1,107,504
Cars.com, Inc. (a)	28,091	317,428
Eventbrite, Inc. - Class A (a)	26,142	473,170
EverQuote, Inc. - Class A (a)	6,305	235,492
MediaAlpha, Inc. - Class A (a)	5,255	205,313
QuinStreet, Inc. (a)	18,173	389,629
TrueCar, Inc. (a)	21,601	90,724
Yelp, Inc. (a)	30,104	983,498

		3,802,758

Internet & Direct Marketing Retail—0.8%
1-800-Flowers.com, Inc. - Class A (a) (b)	10,044	261,144
CarParts.com, Inc. (a) (b)	15,044	186,395
Groupon, Inc. (a)	9,992	379,646
Liquidity Services, Inc. (a)	7,037	111,959
Magnite, Inc. (a) (b)	43,186	1,326,242
Overstock.com, Inc. (a) (b)	16,620	797,261
PetMed Express, Inc. (b)	9,436	302,518
Quotient Technology, Inc. (a)	25,340	238,703
RealReal, Inc. (The) (a)	26,079	509,584
Shutterstock, Inc.	9,230	661,791
Stamps.com, Inc. (a)	6,947	1,362,932
Stitch Fix, Inc. - Class A (a) (b)	24,120	1,416,326
Waitr Holdings, Inc. (a) (b)	5,278	14,673

		7,569,174

IT Services—1.9%
Brightcove, Inc. (a)	17,189	316,278
Cardtronics plc - Class A (a)	15,090	532,677
Cass Information Systems, Inc. (b)	5,703	221,904
Conduent, Inc. (a)	50,337	241,618
CSG Systems International, Inc.	12,844	578,879
Endurance International Group Holdings, Inc. (a)	17,153	162,096
EVERTEC, Inc.	26,041	1,023,932
Evo Payments, Inc. - Class A (a)	17,582	474,890
ExlService Holdings, Inc. (a)	13,424	1,142,785
GreenSky, Inc. - Class A (a) (b)	5,399	24,997
Grid Dynamics Holdings, Inc. (a)	11,960	150,696
Hackett Group, Inc. (The)	11,151	160,463
I3 Verticals, Inc. - Class A (a) (b)	7,082	235,122
International Money Express, Inc. (a)	11,455	177,782
KBR, Inc. (b)	58,203	1,800,219
Limelight Networks, Inc. (a)	25,503	101,757
LiveRamp Holdings, Inc. (a)	26,566	1,944,365
ManTech International Corp. - Class A	11,606	1,032,238
MAXIMUS, Inc.	25,103	1,837,289

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
MoneyGram International, Inc. (a)	15,980	$87,331
NIC, Inc.	29,109	751,885
Perficient, Inc. (a) (b)	13,678	651,757
Perspecta, Inc.	55,600	1,338,848
Rackspace Technology, Inc. (a) (b)	14,851	283,060
Repay Holdings Corp. (a)	25,744	701,524
Sykes Enterprises, Inc. (a)	15,654	589,686
TTEC Holdings, Inc.	7,611	555,070
Tucows, Inc. - Class A (a) (b)	4,376	323,343
Unisys Corp. (a) (b)	25,202	495,975
Verra Mobility Corp. (a) (b)	48,165	646,374
Virtusa Corp. (a)	12,986	663,974

		19,248,814

Leisure Products—0.7%
Acushnet Holdings Corp. (b)	14,893	603,762
Callaway Golf Co.	38,619	927,242
Clarus Corp.	10,417	160,422
Johnson Outdoors, Inc. - Class A	2,524	284,278
Malibu Boats, Inc. - Class A (a)	8,768	547,474
MasterCraft Boat Holdings, Inc. (a)	9,656	239,855
Nautilus, Inc. (a) (b)	9,259	167,958
Smith & Wesson Brands, Inc.	19,317	342,877
Sturm Ruger & Co., Inc.	7,553	491,474
Vista Outdoor, Inc. (a)	27,041	642,494
YETI Holdings, Inc. (a)	32,734	2,241,297

		6,649,133

Life Sciences Tools & Services—0.9%
Codexis, Inc. (a)	24,613	537,302
Fluidigm Corp. (a) (b)	32,736	196,416
Luminex Corp.	18,901	436,991
Medpace Holdings, Inc. (a)	11,061	1,539,691
NanoString Technologies, Inc. (a)	17,055	1,140,638
NeoGenomics, Inc. (a)	42,715	2,299,776
Pacific Biosciences of California, Inc. (a)	71,801	1,862,518
Personalis, Inc. (a)	9,566	350,211
Quanterix Corp. (a)	9,336	434,124

		8,797,667

Machinery—3.7%
Alamo Group, Inc.	4,312	594,840
Albany International Corp. - Class A	11,862	870,908
Altra Industrial Motion Corp.	26,495	1,468,618
Astec Industries, Inc.	10,105	584,877
Barnes Group, Inc.	18,463	935,889
Chart Industries, Inc. (a) (b)	14,756	1,738,109
CIRCOR International, Inc. (a)	8,858	340,502
Columbus McKinnon Corp.	10,074	387,245
Douglas Dynamics, Inc.	9,877	422,439
Energy Recovery, Inc. (a) (b)	17,139	233,776
Enerpac Tool Group Corp.	24,465	553,154
EnPro Industries, Inc.	9,247	698,333
ESCO Technologies, Inc. (b)	9,901	1,021,981
Evoqua Water Technologies Corp. (a)	38,194	1,030,474

Machinery—(Continued)
Federal Signal Corp.	26,592	882,057
Franklin Electric Co., Inc.	18,667	1,291,943
Gorman-Rupp Co. (The)	7,300	236,885
Greenbrier Cos., Inc. (The) (b)	14,568	529,984
Helios Technologies, Inc.	12,428	662,288
Hillenbrand, Inc.	31,771	1,264,486
Hyster-Yale Materials Handling, Inc.	4,976	296,321
John Bean Technologies Corp.	12,504	1,423,830
Kadant, Inc.	4,373	616,506
Kennametal, Inc.	33,869	1,227,413
Lindsay Corp.	4,595	590,274
Luxfer Holdings plc	10,353	169,996
Lydall, Inc. (a)	8,394	252,072
Manitowoc Co., Inc. (The) (a)	14,621	194,605
Meritor, Inc. (a)	28,355	791,388
Miller Industries, Inc.	5,680	215,954
Mueller Industries, Inc.	21,750	763,642
Mueller Water Products, Inc. - Class A	56,349	697,601
Navistar International Corp. (a)	21,262	934,678
Omega Flex, Inc. (b)	1,378	201,188
Park-Ohio Holdings Corp.	3,951	122,086
Proto Labs, Inc. (a) (b)	11,056	1,695,990
RBC Bearings, Inc. (a)	9,823	1,758,710
Rexnord Corp.	48,005	1,895,717
Shyft Group, Inc. (The)	12,528	355,545
SPX Corp. (a)	17,559	957,668
SPX FLOW, Inc. (a)	17,773	1,030,123
Standex International Corp.	4,471	346,592
Tennant Co.	8,362	586,762
Terex Corp.	28,468	993,248
TriMas Corp. (a)	19,031	602,712
Wabash National Corp. (b)	22,580	389,053
Watts Water Technologies, Inc. - Class A (b)	11,156	1,357,685
Welbilt, Inc. (a)	46,565	614,658

		36,830,805

Marine—0.1%
Costamare, Inc.	5,405	44,753
Matson, Inc.	17,305	985,866

		1,030,619

Media—0.7%
AMC Networks, Inc. - Class A (a) (b)	11,797	421,979
Boston Omaha Corp. - Class A (a)	5,973	165,153
Cardlytics, Inc. (a)	10,453	1,492,375
Daily Journal Corp. (a) (b)	598	241,592
EW Scripps Co. (The) - Class A	23,423	358,138
Gannett Co., Inc. (a)	59,395	199,567
Gray Television, Inc. (a)	34,109	610,210
iHeartMedia, Inc. - Class A (a)	17,767	230,616
Meredith Corp.	12,233	234,873
MSG Networks, Inc. - Class A (a) (b)	9,674	142,595
Scholastic Corp.	13,390	334,750
Sinclair Broadcast Group, Inc. - Class A (b)	19,012	605,532
TechTarget, Inc. (a)	9,817	580,283
TEGNA, Inc.	88,020	1,227,879

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
WideOpenWest, Inc. (a)	22,969	$245,079

		7,090,621

Metals & Mining—1.6%
Alcoa Corp. (a)	75,915	1,749,841
Allegheny Technologies, Inc. (a) (b)	51,143	857,668
Arconic Corp. (a)	40,356	1,202,609
Carpenter Technology Corp.	20,845	607,006
Century Aluminum Co. (a)	21,364	235,645
Cleveland-Cliffs, Inc.	154,953	2,256,116
Coeur Mining, Inc. (a) (b)	90,792	939,697
Commercial Metals Co.	48,440	994,958
Compass Minerals International, Inc.	13,176	813,223
Ferroglobe Representation & Warranty Insurance Trust (a) (d) (e)	31,634	0
Haynes International, Inc.	5,537	132,002
Hecla Mining Co.	195,405	1,266,224
Kaiser Aluminum Corp.	6,012	594,587
Materion Corp.	8,965	571,250
Novagold Resources, Inc. (a)	92,908	898,420
Schnitzer Steel Industries, Inc. - Class A	10,351	330,301
SunCoke Energy, Inc.	20,181	87,787
United States Steel Corp. (b)	86,726	1,454,395
Warrior Met Coal, Inc.	23,723	505,774
Worthington Industries, Inc.	14,810	760,345

		16,257,848

Mortgage Real Estate Investment Trusts—1.2%
Apollo Commercial Real Estate Finance, Inc. (b)	49,430	552,133
Arbor Realty Trust, Inc. (b)	47,196	669,239
Ares Commercial Real Estate Corp.	11,764	140,109
ARMOUR Residential REIT, Inc.	17,195	185,534
Blackstone Mortgage Trust, Inc. - Class A (b)	55,512	1,528,245
Broadmark Realty Capital, Inc.	50,120	511,224
Capstead Mortgage Corp.	42,908	249,296
Chimera Investment Corp. (b)	76,211	781,163
Colony Credit Real Estate, Inc.	26,069	195,518
Dynex Capital, Inc. (b)	9,188	163,546
Ellington Financial, Inc.	18,985	281,737
Granite Point Mortgage Trust, Inc.	11,963	119,510
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	29,562	1,875,118
Invesco Mortgage Capital, Inc. (b)	51,481	174,006
KKR Real Estate Finance Trust, Inc. (b)	15,022	269,194
Ladder Capital Corp.	44,926	439,376
MFA Financial, Inc.	166,885	649,183
New York Mortgage Trust, Inc.	134,808	497,442
Orchid Island Capital, Inc. (b)	11,934	62,295
PennyMac Mortgage Investment Trust (b)	43,204	759,958
Ready Capital Corp.	10,784	134,261
Redwood Trust, Inc.	35,919	315,369
TPG RE Finance Trust, Inc.	26,546	281,919
Two Harbors Investment Corp.	100,349	639,223

		11,474,598

Multi-Utilities—0.4%
Avista Corp.	26,228	1,052,792

Multi-Utilities—(Continued)
Black Hills Corp.	26,100	1,603,845
NorthWestern Corp.	20,046	1,168,882
Unitil Corp.	5,823	257,784

		4,083,303

Multiline Retail—0.2%
Big Lots, Inc. (b)	17,050	731,957
Dillard’s, Inc. - Class A (b)	3,568	224,962
Macy’s, Inc. (b)	115,595	1,300,444

		2,257,363

Oil, Gas & Consumable Fuels—1.4%
Antero Resources Corp. (a) (b)	92,733	505,395
Arch Resources, Inc.	7,165	313,612
Bonanza Creek Energy, Inc. (a)	9,142	176,715
Brigham Minerals, Inc. - Class A	15,907	174,818
Clean Energy Fuels Corp. (a)	71,652	563,185
CNX Resources Corp. (a)	95,186	1,028,009
CVR Energy, Inc. (b)	13,526	201,537
Delek U.S. Holdings, Inc.	27,977	449,590
DHT Holdings, Inc.	28,424	148,658
Dorian LPG, Ltd. (a)	13,589	165,650
Energy Fuels, Inc. (a) (b)	55,769	237,576
Frontline, Ltd. (b)	34,355	213,688
Golar LNG, Ltd. (a) (b)	43,127	415,744
Green Plains, Inc. (a)	17,956	236,481
International Seaways, Inc.	11,332	185,052
Kosmos Energy, Ltd. (b)	135,081	317,440
Magnolia Oil & Gas Corp. - Class A (a) (b)	44,012	310,725
Matador Resources Co. (a)	50,198	605,388
Nordic American Tankers, Ltd. (b)	31,192	92,016
Ovintiv, Inc.	105,698	1,517,823
Par Pacific holdings, Inc. (a)	16,282	227,622
PBF Energy, Inc. - Class A	28,430	201,853
PDC Energy, Inc. (a)	44,039	904,121
Range Resources Corp.	96,973	649,719
Renewable Energy Group, Inc. (a)	16,294	1,153,941
REX American Resources Corp. (a)	2,989	219,602
Scorpio Tankers, Inc.	21,395	239,410
SFL Corp., Ltd. (b)	20,135	126,448
SM Energy Co.	50,746	310,566
Southwestern Energy Co. (a) (b)	265,145	790,132
Uranium Energy Corp. (a) (b)	85,515	150,506
World Fuel Services Corp.	27,658	861,823

		13,694,845

Paper & Forest Products—0.4%
Clearwater Paper Corp. (a)	7,836	295,809
Domtar Corp.	24,562	777,387
Glatfelter Corp.	14,914	244,291
Louisiana-Pacific Corp.	43,516	1,617,490
Neenah, Inc.	7,745	428,453
Schweitzer-Mauduit International, Inc.	13,580	546,052
Verso Corp. - Class A	5,826	70,029

		3,979,511

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Products—0.4%
BellRing Brands, Inc. - Class A (a)	17,433	$423,796
Edgewell Personal Care Co.	21,293	736,312
elf Beauty, Inc. (a)	19,596	493,623
Inter Parfums, Inc.	8,191	495,474
Medifast, Inc.	4,314	847,011
USANA Health Sciences, Inc. (a)	4,527	349,032
Veru, Inc. (a)	23,294	201,493

		3,546,741

Pharmaceuticals—1.4%
Aerie Pharmaceuticals, Inc. (a)	16,438	222,077
Amneal Pharmaceuticals, Inc. (a) (b)	21,017	96,048
Amphastar Pharmaceuticals, Inc. (a) (b)	18,205	366,103
ANI Pharmaceuticals, Inc. (a)	3,945	114,563
Arvinas, Inc. (a)	13,286	1,128,380
Athira Pharma, Inc. (a) (b)	6,317	216,357
Axsome Therapeutics, Inc. (a) (b)	10,909	888,756
BioDelivery Sciences International, Inc. (a)	18,833	79,099
Cara Therapeutics, Inc. (a)	18,209	275,502
Cassava Sciences, Inc. (a) (b)	15,896	108,411
Collegium Pharmaceutical, Inc. (a) (b)	14,032	281,061
Corcept Therapeutics, Inc. (a) (b)	39,384	1,030,286
Cymabay Therapeutics, Inc. (a)	15,293	87,782
Durect Corp. (a)	49,514	102,494
Endo International plc (a)	77,007	552,910
Innoviva, Inc. (a) (b)	24,098	298,574
Intersect ENT, Inc. (a)	13,971	319,936
Intra-Cellular Therapies, Inc. (a) (b)	26,466	841,619
Kala Pharmaceuticals, Inc. (a) (b)	18,935	128,379
Marinus Pharmaceuticals, Inc. (a) (b)	11,955	145,851
NGM Biopharmaceuticals, Inc. (a) (b)	11,665	353,391
Ocular Therapeutix, Inc. (a)	28,266	585,106
Omeros Corp. (a) (b)	26,984	385,466
Pacira BioSciences, Inc. (a)	18,507	1,107,459
Paratek Pharmaceuticals, Inc. (a) (b)	20,740	129,832
Phathom Pharmaceuticals, Inc. (a) (b)	5,088	169,023
Phibro Animal Health Corp. - Class A	9,993	194,064
Pliant Therapeutics, Inc. (a) (b)	4,875	110,760
Prestige Consumer Healthcare, Inc. (a)	22,061	769,267
Provention Bio, Inc. (a) (b)	19,627	332,481
Relmada Therapeutics, Inc. (a)	6,754	216,601
Revance Therapeutics, Inc. (a)	25,433	720,771
SIGA Technologies, Inc. (a)	8,305	60,377
Supernus Pharmaceuticals, Inc. (a) (b)	22,494	565,949
Tarsus Pharmaceuticals, Inc. (a)	3,250	134,323
TherapeuticsMD, Inc. (a) (b)	20,365	24,642
Theravance Biopharma, Inc. (a)	21,254	377,684
WAVE Life Sciences, Ltd. (a)	15,877	124,952
Zogenix, Inc. (a)	24,868	497,111

		14,143,447

Professional Services—1.2%
ASGN, Inc. (a)	20,008	1,671,268
Barrett Business Services, Inc.	3,358	229,049
CBIZ, Inc. (a)	18,362	488,613
CRA International, Inc.	2,895	147,442

Professional Services—(Continued)
Exponent, Inc.	19,984	1,799,160
Forrester Research, Inc. (a)	4,738	198,522
Franklin Covey Co. (a)	5,658	126,004
Heidrick & Struggles International, Inc.	10,726	315,130
Huron Consulting Group, Inc. (a)	10,356	610,486
ICF International, Inc.	8,158	606,384
Insperity, Inc.	14,751	1,201,027
Kelly Services, Inc. - Class A	14,944	307,398
Kforce, Inc.	9,613	404,611
Korn Ferry	21,538	936,903
Resources Connection, Inc.	12,083	151,883
TriNet Group, Inc. (a)	16,644	1,341,507
TrueBlue, Inc. (a)	15,422	288,237
Upwork, Inc. (a)	37,010	1,277,585
Willdan Group, Inc. (a) (b)	4,570	190,569

		12,291,778

Real Estate Management & Development—0.8%
Cushman & Wakefield plc (a) (b)	45,687	677,538
eXp World Holdings, Inc. (a)	10,307	650,578
Forestar Group, Inc. (a)	6,983	140,917
FRP Holdings, Inc. (a) (b)	3,389	154,369
Kennedy-Wilson Holdings, Inc. (b)	51,924	928,920
Marcus & Millichap, Inc. (a) (b)	11,962	445,345
Newmark Group, Inc. - Class A	49,676	362,138
RE/MAX Holdings, Inc. - Class A	8,877	322,502
Realogy Holdings Corp. (a)	44,378	582,239
Redfin Corp. (a)	40,608	2,786,927
RMR Group, Inc. (The) - Class A	7,008	270,649
St. Joe Co. (The) (b)	13,663	579,994
Tejon Ranch Co. (a) (b)	9,079	131,192

		8,033,308

Road & Rail—0.5%
ArcBest Corp.	10,451	445,944
Avis Budget Group, Inc. (a)	23,300	869,090
Daseke, Inc. (a)	20,679	120,145
Heartland Express, Inc.	18,769	339,719
Marten Transport, Ltd.	24,360	419,723
Saia, Inc. (a)	10,731	1,940,165
Werner Enterprises, Inc.	24,923	977,480

		5,112,266

Semiconductors & Semiconductor Equipment—2.9%
Advanced Energy Industries, Inc. (a)	14,942	1,448,926
Alpha & Omega Semiconductor, Ltd. (a)	9,268	219,096
Ambarella, Inc. (a)	13,893	1,275,655
Amkor Technology, Inc.	40,332	608,207
Axcelis Technologies, Inc. (a)	13,934	405,758
AXT, Inc. (a)	16,937	162,087
Brooks Automation, Inc.	29,457	1,998,657
Ceva, Inc. (a)	10,183	463,326
CMC Materials, Inc.	11,369	1,720,130
Cohu, Inc.	17,431	665,516
Diodes, Inc. (a)	16,845	1,187,572

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
DSP Group, Inc. (a)	10,337	$171,491
FormFactor, Inc. (a) (c)	30,826	1,326,134
Ichor Holdings, Ltd. (a)	10,143	305,761
Impinj, Inc. (a) (b)	7,512	314,527
Lattice Semiconductor Corp. (a)	53,499	2,451,324
MACOM Technology Solutions Holdings, Inc. (a)	18,685	1,028,422
MaxLinear, Inc. (a)	29,165	1,113,811
NeoPhotonics Corp. (a)	18,042	164,002
Onto Innovation, Inc. (a)	20,367	968,451
PDF Solutions, Inc. (a)	12,971	280,174
Photronics, Inc. (a)	17,043	190,200
Power Integrations, Inc.	24,259	1,985,842
Rambus, Inc. (a)	43,648	762,094
Semtech Corp. (a)	25,357	1,827,986
Silicon Laboratories, Inc. (a)	17,231	2,194,196
SiTime Corp. (a)	3,927	439,549
SMART Global Holdings, Inc. (a) (b)	6,037	227,172
SunPower Corp. (a) (b)	31,453	806,455
Synaptics, Inc. (a) (b)	13,752	1,325,693
Ultra Clean Holdings, Inc. (a)	16,793	523,102
Veeco Instruments, Inc. (a)	19,967	346,627

		28,907,943

Software—5.9%
8x8, Inc. (a) (b)	42,338	1,459,391
A10 Networks, Inc. (a)	14,554	143,502
ACI Worldwide, Inc. (a)	46,886	1,801,829
Agilysys, Inc. (a)	9,228	354,171
Alarm.com Holdings, Inc. (a)	18,731	1,937,722
Altair Engineering, Inc. - Class A (a) (b)	16,660	969,279
American Software, Inc. - Class A	12,761	219,106
Appfolio, Inc. - Class A (a) (b)	6,877	1,238,135
Appian Corp. (a) (b)	13,972	2,264,721
Avaya Holdings Corp. (a) (b)	34,291	656,673
Benefitfocus, Inc. (a)	11,793	170,763
Blackbaud, Inc.	20,182	1,161,676
Blackline, Inc. (a)	20,098	2,680,671
Bottomline Technologies de, Inc. (a)	18,318	966,091
Box, Inc. - Class A (a)	58,092	1,048,561
Cerence, Inc. (a) (b)	14,904	1,497,554
ChannelAdvisor Corp. (a)	12,179	194,620
Cloudera, Inc. (a) (b)	82,031	1,141,051
CommVault Systems, Inc. (a)	17,817	986,527
Cornerstone OnDemand, Inc. (a)	24,446	1,076,602
Digimarc Corp. (a) (b)	5,494	259,537
Digital Turbine, Inc. (a)	33,454	1,892,158
Domo, Inc. - Class B (a)	11,491	732,781
Ebix, Inc. (b)	10,806	410,304
Envestnet, Inc. (a) (b)	20,872	1,717,557
Intelligent Systems Corp. (a)	3,124	125,304
InterDigital, Inc. (b)	13,238	803,282
j2 Global, Inc. (a) (b)	17,277	1,687,790
LivePerson, Inc. (a) (b)	25,331	1,576,348
MicroStrategy, Inc. - Class A (a) (b)	3,030	1,177,306
Mimecast, Ltd. (a)	22,748	1,292,996
Mitek Systems, Inc. (a)	15,147	269,314

Software—(Continued)
Model N, Inc. (a)	14,843	529,598
OneSpan, Inc. (a) (b)	15,031	310,841
Ping Identity Holding Corp. (a) (b)	15,538	445,008
Progress Software Corp.	17,412	786,848
PROS Holdings, Inc. (a)	15,247	774,090
Q2 Holdings, Inc. (a)	19,812	2,506,812
QAD, Inc. - Class A	4,798	303,138
Qualys, Inc. (a)	14,018	1,708,374
Rapid7, Inc. (a)	20,224	1,823,396
SailPoint Technologies Holding, Inc. (a)	35,957	1,914,351
Sapiens International Corp. NV	12,263	375,370
ShotSpotter, Inc. (a) (b)	3,681	138,774
Sprout Social, Inc. - Class A (a)	11,597	526,620
SPS Commerce, Inc. (a)	14,094	1,530,467
Sumo Logic, Inc. (a) (b)	6,894	197,031
SVMK, Inc. (a)	47,911	1,224,126
Tenable Holdings, Inc. (a)	28,021	1,464,377
Upland Software, Inc. (a)	10,139	465,279
Varonis Systems, Inc. (a)	12,198	1,995,715
Verint Systems, Inc. (a)	26,784	1,799,349
Veritone, Inc. (a) (b)	10,577	300,916
VirnetX Holding Corp. (b)	6,828	34,413
Workiva, Inc. (a)	15,372	1,408,383
Xperi Holding Corp.	40,009	836,188
Yext, Inc. (a) (b)	37,994	597,266
Zix Corp. (a) (b)	9,556	82,468
Zuora, Inc. - Class A (a)	40,773	567,968

		58,560,488

Specialty Retail—2.6%
Aaron’s, Inc. (The) (a)	13,892	263,392
Abercrombie & Fitch Co. - Class A	23,273	473,838
Academy Sports & Outdoors, Inc. (a) (b)	8,951	185,554
America’s Car-Mart, Inc. (a)	2,826	310,408
American Eagle Outfitters, Inc. (b)	61,386	1,232,017
Asbury Automotive Group, Inc. (a) (b)	7,628	1,111,705
At Home Group, Inc. (a)	16,809	259,867
Bed Bath & Beyond, Inc. (b)	49,612	881,109
Boot Barn Holdings, Inc. (a) (b)	12,612	546,856
Buckle, Inc. (The) (b)	14,188	414,290
Caleres, Inc.	15,669	245,220
Camping World Holdings, Inc. - Class A	13,709	357,119
Children’s Place, Inc. (The) (b)	7,101	355,760
Citi Trends, Inc.	4,731	235,036
Designer Brands, Inc. - Class A (b)	26,804	205,051
GameStop Corp. - Class A (a) (b)	23,836	449,070
Genesco, Inc. (a)	6,357	191,282
Group 1 Automotive, Inc. (b)	6,955	912,079
GrowGeneration Corp. (a) (b)	16,935	681,126
Guess?, Inc. (b)	16,674	377,166
Haverty Furniture Cos., Inc. (b)	6,403	177,171
Hibbett Sports, Inc. (a) (b)	6,677	308,344
Lithia Motors, Inc. - Class A (b)	10,386	3,039,671
Lumber Liquidators Holdings, Inc. (a)	11,017	338,663
MarineMax, Inc. (a)	8,159	285,810
Michaels Cos., Inc. (The) (a) (b)	28,628	372,450

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
Monro, Inc.	14,571	$776,634
Murphy USA, Inc.	11,103	1,453,050
National Vision Holdings, Inc. (a) (b)	32,157	1,456,391
ODP Corp. (The)	19,714	577,620
Rent-A-Center, Inc.	21,277	814,696
RH (a) (b)	6,247	2,795,657
Sally Beauty Holdings, Inc. (a) (b)	51,047	665,653
Shoe Carnival, Inc. (b)	4,114	161,187
Signet Jewelers, Ltd.	22,572	615,538
Sleep Number Corp. (a)	10,696	875,575
Sonic Automotive, Inc. - Class A	8,689	335,135
Sportsman’s Warehouse Holdings, Inc. (a)	11,110	194,980
Urban Outfitters, Inc. (a)	31,169	797,926
Winmark Corp.	1,140	211,812
Zumiez, Inc. (a)	9,084	334,109

		26,276,017

Technology Hardware, Storage & Peripherals—0.2%
3D Systems Corp. (a) (b)	40,379	423,172
Avid Technology, Inc. (a)	13,287	210,864
Corsair Gaming, Inc. (a) (b)	6,982	252,888
Diebold Nixdorf, Inc. (a) (b)	20,739	221,078
Super Micro Computer, Inc. (a)	19,768	625,855

		1,733,857

Textiles, Apparel & Luxury Goods—0.9%
Crocs, Inc. (a) (c)	26,436	1,656,480
Deckers Outdoor Corp. (a)	10,982	3,149,418
Fossil Group, Inc. (a)	20,424	177,076
G-III Apparel Group, Ltd. (a) (b)	15,756	374,047
Kontoor Brands, Inc. (a) (b)	20,729	840,768
Movado Group, Inc.	7,232	120,196
Oxford Industries, Inc.	7,657	501,610
Steven Madden, Ltd.	34,763	1,227,829
Wolverine World Wide, Inc.	35,119	1,097,469

		9,144,893

Thrifts & Mortgage Finance—1.6%
Axos Financial, Inc. (a)	23,184	870,096
Bridgewater Bancshares, Inc. (a)	2,739	34,210
Capitol Federal Financial, Inc.	49,669	620,862
Columbia Financial, Inc. (a)	17,478	271,958
Essent Group, Ltd.	43,990	1,900,368
Federal Agricultural Mortgage Corp. - Class C	4,263	316,528
Flagstar Bancorp, Inc.	19,544	796,613
Hingham Institution for Savings (The)	716	154,656
HomeStreet, Inc.	9,191	310,196
Kearny Financial Corp.	34,629	365,682
Meridian Bancorp, Inc.	23,292	347,284
Meta Financial Group, Inc.	14,464	528,804
Mr Cooper Group, Inc. (a)	33,464	1,038,388
NMI Holdings, Inc. - Class A (a)	35,455	803,056
Northfield Bancorp, Inc.	19,366	238,783
Northwest Bancshares, Inc.	48,858	622,451
PennyMac Financial Services, Inc.	18,037	1,183,588

Thrifts & Mortgage Finance—(Continued)
Premier Financial Corp.	15,929	366,367
Provident Financial Services, Inc.	32,624	585,927
Radian Group, Inc.	79,442	1,608,700
TrustCo Bank Corp.	26,937	179,670
Walker & Dunlop, Inc.	11,377	1,046,912
Washington Federal, Inc.	34,027	875,855
Waterstone Financial, Inc.	10,900	205,138
WSFS Financial Corp.	20,814	934,132

		16,206,224

Tobacco—0.1%
Turning Point Brands, Inc. (b)	4,174	185,993
Universal Corp.	11,116	540,349
Vector Group, Ltd.	56,853	662,338

		1,388,680

Trading Companies & Distributors—1.5%
Applied Industrial Technologies, Inc.	15,603	1,216,878
Beacon Roofing Supply, Inc. (a)	23,275	935,422
BMC Stock Holdings, Inc. (a)	27,792	1,491,875
Boise Cascade Co.	14,890	711,742
CAI International, Inc.	8,107	253,263
DXP Enterprises, Inc. (a)	6,978	155,121
Foundation Building Materials, Inc. (a)	6,530	125,441
GATX Corp. (b)	13,788	1,146,886
GMS, Inc. (a)	17,347	528,737
H&E Equipment Services, Inc.	15,412	459,432
Herc Holdings, Inc. (a)	9,314	618,543
MRC Global, Inc. (a)	17,396	115,335
NOW, Inc. (a)	35,257	253,145
Rush Enterprises, Inc. - Class A	18,021	746,430
SiteOne Landscape Supply, Inc. (a) (b)	17,480	2,772,852
Systemax, Inc.	5,954	213,689
Textainer Group Holdings, Ltd. (a)	17,885	343,034
Titan Machinery, Inc. (a)	3,844	75,150
Triton International, Ltd.	25,082	1,216,728
WESCO International, Inc. (a)	19,831	1,556,733

		14,936,436

Water Utilities—0.4%
American States Water Co.	14,767	1,174,124
Artesian Resources Corp. - Class A	3,766	139,643
California Water Service Group	20,902	1,129,335
Middlesex Water Co.	7,497	543,308
SJW Group	11,504	797,918
York Water Co. (The)	5,110	238,126

		4,022,454

Wireless Telecommunication Services—0.1%
Boingo Wireless, Inc. (a)	11,833	150,516
Gogo, Inc. (a) (b)	13,736	132,277
Shenandoah Telecommunications Co.	19,304	834,898

		1,117,691

Total Common Stocks (Cost $589,507,632)		979,074,084

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Mutual Funds—0.3%

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—0.3%
iShares Russell 2000 Index Fund (b) (Cost $2,363,735)	12,100	$2,372,326

Rights—0.0%

Biotechnology—0.0%
Tobira Therapeutics, Inc., Expires 12/31/28 (a) (d) (e) (Cost $280)	4,660	37,094

Short-Term Investments—1.2%

U.S. Treasury—1.2%
U.S. Treasury Bills 0.029%, 01/21/21 (f)	6,850,000	6,849,854
0.065%, 01/14/21 (f)	5,450,000	5,449,932

Total Short-Term Investments (Cost $12,299,749)		12,299,786

Securities Lending Reinvestments (g)—16.6%

Certificates of Deposit—5.8%
Banco del Estado de Chile 0.250%, 01/04/21	2,000,000	2,000,020
Bank of Montreal (Chicago) 0.220%, 3M LIBOR - 0.010%, 06/09/21 (h)	3,000,000	2,999,466
Bank of Nova Scotia 0.372%, 1M LIBOR + 0.220%, 01/08/21 (h)	2,000,000	2,000,088
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (h)	5,000,000	5,001,915
Goldman Sachs Bank USA 0.291%, SOFR + 0.200%, 02/22/21 (h)	1,500,000	1,499,448
0.301%, SOFR + 0.210%, 02/22/21 (h)	1,500,000	1,499,448
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/25/21	7,992,957	7,999,120
Mizuho Bank, Ltd. 0.250%, 03/22/21	5,000,000	5,000,110
Rabobank International London 0.294%, 3M LIBOR + 0.080%, 07/30/21 (h)	2,000,000	2,000,440
0.359%, 1M LIBOR + 0.210%, 01/08/21 (h)	1,000,000	1,000,200
Royal Bank of Canada New York 0.274%, 3M LIBOR + 0.040%, 10/05/21 (h)	3,000,000	2,999,610
Skandinaviska Enskilda Banken AB 0.210%, 03/15/21	5,000,000	4,999,690
Societe Generale 0.230%, 04/05/21	5,000,000	4,999,605
Sumitomo Mitsui Banking Corp. 0.252%, 3M LIBOR + 0.030%, 02/17/21 (h)	4,000,000	3,999,964
Sumitomo Mitsui Trust Bank London Zero Coupon, 05/13/21	4,992,470	4,995,000
Svenska Handelsbanken AB 0.249%, 3M LIBOR + 0.020%, 09/17/21 (h)	4,000,000	3,999,180
0.301%, 3M LIBOR + 0.070%, 11/19/21 (h)	1,000,000	999,990

		57,993,294

Commercial Paper—1.7%
Antalis S.A. 0.210%, 01/04/21	4,997,404	4,999,905
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (h)	6,000,000	6,001,158
Versailles Commercial Paper LLC 0.230%, 03/24/21	2,996,799	2,997,969
0.230%, 03/31/21	2,996,608	2,997,438

		16,996,470

Repurchase Agreements—8.1%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $10,500,292; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $11,660,761.	10,500,000	10,500,000
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $5,002,044; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $5,556,630.	5,000,000	5,000,000
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.060%, due on 01/04/21 with a maturity value of $16,733,436; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 02/15/21 - 02/15/30, and an aggregate market value of $17,067,993.	16,733,325	16,733,325
Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $4,001,400; collateralized by various Common Stock with an aggregate market value of $4,400,000.	4,000,000	4,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $13,005,434; collateralized by various Common Stock with an aggregate market value of $14,300,000.	13,000,000	13,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $3,100,041; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $3,162,001.	3,100,000	3,100,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,700,038; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $1,734,001.	1,700,000	1,700,000

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $1,000,037; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $1,111,153.	1,000,000	$1,000,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $1,500,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $1,530,617.	1,500,000	1,500,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $8,900,207; collateralized by various Common Stock with an aggregate market value of $9,889,004.	8,900,000	8,900,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $4,000,089; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $4,437,586.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,400,067; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,553,155.	1,400,000	1,400,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $2,800,142; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $3,105,822.	2,800,000	2,800,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $3,000,060; collateralized by various Common Stock with an aggregate market value of $3,333,899.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,100,024; collateralized by various Common Stock with an aggregate market value of $1,222,430.	1,100,000	1,100,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $3,100,131; collateralized by various Common Stock with an aggregate market value of $3,445,029.	3,100,000	3,100,000

		80,833,325

Security Description	Shares	Value

Mutual Funds—1.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (i)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (i)	8,000,000	8,000,000

		10,000,000

Total Securities Lending Reinvestments (Cost $165,823,585)		165,823,089

Total Investments— 116.6% (Cost $769,994,981)		1,159,606,379
Other assets and liabilities (net)—(16.6)%		(165,412,212)

Net Assets—100.0%		$994,194,167

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $167,189,763 and the collateral received consisted of cash in the amount of $165,809,563 and non-cash collateral with a value of $8,250,426. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2020, the market value of securities pledged was $4,413,911.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent less than 0.05% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
Russell 2000 Index Mini Futures	03/19/21	160	USD	15,798,400	$482,560

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$9,285,577	$—	$—	$9,285,577
Air Freight & Logistics	3,363,025	—	—	3,363,025
Airlines	3,151,527	—	—	3,151,527
Auto Components	13,939,429	—	—	13,939,429
Automobiles	826,752	—	—	826,752
Banks	75,111,170	—	—	75,111,170
Beverages	2,994,751	—	—	2,994,751
Biotechnology	109,644,226	—	—	109,644,226
Building Products	15,078,803	—	—	15,078,803
Capital Markets	16,036,548	—	—	16,036,548
Chemicals	16,965,122	—	—	16,965,122
Commercial Services & Supplies	18,916,098	—	—	18,916,098
Communications Equipment	7,533,166	—	—	7,533,166
Construction & Engineering	13,743,492	—	—	13,743,492
Construction Materials	1,495,964	—	—	1,495,964
Consumer Finance	7,462,869	—	—	7,462,869
Containers & Packaging	2,217,410	—	—	2,217,410
Distributors	655,181	—	—	655,181
Diversified Consumer Services	5,148,907	—	—	5,148,907
Diversified Financial Services	1,951,063	—	—	1,951,063
Diversified Telecommunication Services	7,186,009	—	—	7,186,009
Electric Utilities	6,233,630	—	—	6,233,630
Electrical Equipment	17,040,016	—	—	17,040,016
Electronic Equipment, Instruments & Components	22,398,029	—	—	22,398,029

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Energy Equipment & Services	$6,788,842	$—	$—	$6,788,842
Entertainment	2,272,840	—	—	2,272,840
Equity Real Estate Investment Trusts	53,972,416	—	—	53,972,416
Food & Staples Retailing	7,471,887	—	—	7,471,887
Food Products	13,844,896	—	—	13,844,896
Gas Utilities	8,817,209	—	—	8,817,209
Health Care Equipment & Supplies	34,313,014	—	—	34,313,014
Health Care Providers & Services	27,444,382	—	—	27,444,382
Health Care Technology	12,494,016	—	—	12,494,016
Hotels, Restaurants & Leisure	36,116,395	—	—	36,116,395
Household Durables	19,659,095	—	—	19,659,095
Household Products	2,298,923	—	—	2,298,923
Independent Power and Renewable Electricity Producers	6,295,945	—	—	6,295,945
Industrial Conglomerates	526,065	—	—	526,065
Insurance	20,190,113	—	—	20,190,113
Interactive Media & Services	3,802,758	—	—	3,802,758
Internet & Direct Marketing Retail	7,569,174	—	—	7,569,174
IT Services	19,248,814	—	—	19,248,814
Leisure Products	6,649,133	—	—	6,649,133
Life Sciences Tools & Services	8,797,667	—	—	8,797,667
Machinery	36,830,805	—	—	36,830,805
Marine	1,030,619	—	—	1,030,619
Media	7,090,621	—	—	7,090,621
Metals & Mining	16,257,848	—	0	16,257,848
Mortgage Real Estate Investment Trusts	11,474,598	—	—	11,474,598
Multi-Utilities	4,083,303	—	—	4,083,303
Multiline Retail	2,257,363	—	—	2,257,363
Oil, Gas & Consumable Fuels	13,694,845	—	—	13,694,845
Paper & Forest Products	3,979,511	—	—	3,979,511
Personal Products	3,546,741	—	—	3,546,741
Pharmaceuticals	14,143,447	—	—	14,143,447
Professional Services	12,291,778	—	—	12,291,778
Real Estate Management & Development	8,033,308	—	—	8,033,308
Road & Rail	5,112,266	—	—	5,112,266
Semiconductors & Semiconductor Equipment	28,907,943	—	—	28,907,943
Software	58,560,488	—	—	58,560,488
Specialty Retail	26,276,017	—	—	26,276,017
Technology Hardware, Storage & Peripherals	1,733,857	—	—	1,733,857
Textiles, Apparel & Luxury Goods	9,144,893	—	—	9,144,893
Thrifts & Mortgage Finance	16,206,224	—	—	16,206,224
Tobacco	1,388,680	—	—	1,388,680
Trading Companies & Distributors	14,936,436	—	—	14,936,436
Water Utilities	4,022,454	—	—	4,022,454
Wireless Telecommunication Services	1,117,691	—	—	1,117,691
Total Common Stocks	979,074,084	—	0	979,074,084
Total Mutual Funds*	2,372,326	—	—	2,372,326
Total Rights*	—	—	37,094	37,094
Total Short-Term Investments*	—	12,299,786	—	12,299,786

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Certificates of Deposit	$—	$57,993,294	$—	$57,993,294
Commercial Paper	—	16,996,470	—	16,996,470
Repurchase Agreements	—	80,833,325	—	80,833,325
Mutual Funds	10,000,000	—	—	10,000,000
Total Securities Lending Reinvestments	10,000,000	155,823,089	—	165,823,089
Total Investments	$991,446,410	$168,122,875	$37,094	$1,159,606,379

Collateral for Securities Loaned (Liability)	$—	$(165,809,563)	$—	$(165,809,563)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$482,560	$—	$—	$482,560

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,159,606,379
Cash	1,601,881
Receivable for:
Investments sold	3,074,240
Fund shares sold	126,916
Dividends	855,455
Prepaid expenses	2,532

Total Assets	1,165,267,403
Liabilities
Collateral for securities loaned	165,809,563
Payables for:
Fund shares redeemed	4,657,737
Variation margin on futures contracts	13,578
Accrued Expenses:
Management fees	208,963
Distribution and service fees	101,981
Deferred trustees’ fees	162,357
Other expenses	119,057

Total Liabilities	171,073,236

Net Assets	$994,194,167

Net Assets Consist of:
Paid in surplus	$550,674,529
Distributable earnings (Accumulated losses)	443,519,638

Net Assets	$994,194,167

Net Assets
Class A	$542,235,257
Class B	238,335,692
Class E	24,366,659
Class G	189,256,559
Capital Shares Outstanding*
Class A	24,129,610
Class B	10,939,720
Class E	1,092,766
Class G	8,736,020
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.47
Class B	21.79
Class E	22.30
Class G	21.66

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $769,994,981.
(b)	Includes securities loaned at value of $167,189,763.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$10,483,543
Interest	48,846
Securities lending income	1,651,531

Total investment income	12,183,920
Expenses
Management fees	2,066,274
Administration fees	43,262
Custodian and accounting fees	111,760
Distribution and service fees—Class B	510,491
Distribution and service fees—Class E	30,959
Distribution and service fees—Class G	465,549
Audit and tax services	48,558
Legal	48,243
Trustees’ fees and expenses	54,229
Shareholder reporting	168,457
Insurance	6,145
Miscellaneous	86,473

Total expenses	3,640,400
Less management fee waiver	(16,362)

Net expenses	3,624,038

Net Investment Income	8,559,882

Net Realized and Unrealized Gain
Net realized gain on:
Investments	47,841,829
Futures contracts	2,479,941

Net realized gain	50,321,770

Net change in unrealized appreciation on:
Investments	112,057,350
Futures contracts	146,398

Net change in unrealized appreciation	112,203,748

Net realized and unrealized gain	162,525,518

Net Increase in Net Assets From Operations	$171,085,400

(a)	Net of foreign withholding taxes of $14,184.

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,559,882	$10,200,684
Net realized gain	50,321,770	48,373,412
Net change in unrealized appreciation	112,203,748	139,789,659

Increase in net assets from operations	171,085,400	198,363,755

From Distributions to Shareholders
Class A	(31,761,952)	(53,523,399)
Class B	(14,866,375)	(23,936,945)
Class E	(1,471,658)	(2,573,729)
Class G	(11,350,791)	(16,504,450)

Total distributions	(59,450,776)	(96,538,523)

Increase (decrease) in net assets from capital share transactions	(39,527,524)	15,422,734

Total increase in net assets	72,107,100	117,247,966

Net Assets
Beginning of period	922,087,067	804,839,101

End of period	$994,194,167	$922,087,067

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	2,748,285	$45,345,321	1,999,287	$40,002,809
Reinvestments	1,978,938	31,761,952	2,918,397	53,523,399
Redemptions	(5,445,103)	(97,025,317)	(4,414,263)	(86,004,431)

Net increase (decrease)	(717,880)	$(19,918,044)	503,421	$7,521,777

Class B
Sales	1,152,370	$17,050,938	392,053	$7,351,274
Reinvestments	954,196	14,866,375	1,341,757	23,936,945
Redemptions	(2,719,386)	(49,312,910)	(1,833,519)	(35,324,128)

Net decrease	(612,820)	$(17,395,597)	(99,709)	$(4,035,909)

Class E
Sales	102,538	$1,724,750	62,442	$1,229,344
Reinvestments	92,325	1,471,658	141,336	2,573,729
Redemptions	(290,157)	(5,272,244)	(230,616)	(4,472,023)

Net decrease	(95,294)	$(2,075,836)	(26,838)	$(668,950)

Class G
Sales	1,576,630	$24,466,514	1,103,883	$20,974,050
Reinvestments	732,309	11,350,791	929,828	16,504,450
Redemptions	(2,031,320)	(35,955,352)	(1,289,853)	(24,872,684)

Net increase (decrease)	277,619	$(138,047)	743,858	$12,605,816

Increase (decrease) derived from capital shares transactions		$(39,527,524)		$15,422,734

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.30	$18.13	$21.98	$20.22	$17.98

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.25	0.26	0.25	0.25 (b)
Net realized and unrealized gain (loss)	3.26	4.16	(2.34)	2.61	3.33

Total income (loss) from investment operations	3.47	4.41	(2.08)	2.86	3.58

Less Distributions
Distributions from net investment income	(0.25)	(0.25)	(0.25)	(0.26)	(0.26)
Distributions from net realized capital gains	(1.05)	(1.99)	(1.52)	(0.84)	(1.08)

Total distributions	(1.30)	(2.24)	(1.77)	(1.10)	(1.34)

Net Asset Value, End of Period	$22.47	$20.30	$18.13	$21.98	$20.22

Total Return (%) (c)	19.62	25.62	(10.97)	14.67	21.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.32	0.31	0.31	0.31	0.31
Net ratio of expenses to average net assets (%) (d)	0.32	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.16	1.27	1.17	1.19	1.40 (b)
Portfolio turnover rate (%)	34	19	26	20	24
Net assets, end of period (in millions)	$542.2	$504.4	$441.5	$541.5	$513.7

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.72	$17.66	$21.45	$19.76	$17.60

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.19	0.20	0.19	0.20 (b)
Net realized and unrealized gain (loss)	3.16	4.05	(2.27)	2.55	3.25

Total income (loss) from investment operations	3.32	4.24	(2.07)	2.74	3.45

Less Distributions
Distributions from net investment income	(0.20)	(0.19)	(0.20)	(0.21)	(0.21)
Distributions from net realized capital gains	(1.05)	(1.99)	(1.52)	(0.84)	(1.08)

Total distributions	(1.25)	(2.18)	(1.72)	(1.05)	(1.29)

Net Asset Value, End of Period	$21.79	$19.72	$17.66	$21.45	$19.76

Total Return (%) (c)	19.35	25.30	(11.18)	14.39	20.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.56	0.56	0.56	0.56
Net ratio of expenses to average net assets (%) (d)	0.57	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	0.91	1.01	0.92	0.94	1.15 (b)
Portfolio turnover rate (%)	34	19	26	20	24
Net assets, end of period (in millions)	$238.3	$227.8	$205.8	$259.0	$246.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.15	$18.01	$21.84	$20.10	$17.88

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.22	0.22	0.21	0.22 (b)
Net realized and unrealized gain (loss)	3.24	4.12	(2.31)	2.60	3.31

Total income (loss) from investment operations	3.42	4.34	(2.09)	2.81	3.53

Less Distributions
Distributions from net investment income	(0.22)	(0.21)	(0.22)	(0.23)	(0.23)
Distributions from net realized capital gains	(1.05)	(1.99)	(1.52)	(0.84)	(1.08)

Total distributions	(1.27)	(2.20)	(1.74)	(1.07)	(1.31)

Net Asset Value, End of Period	$22.30	$20.15	$18.01	$21.84	$20.10

Total Return (%) (c)	19.45	25.40	(11.08)	14.50	21.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.47	0.46	0.46	0.46	0.46
Net ratio of expenses to average net assets (%) (d)	0.47	0.46	0.46	0.46	0.46
Ratio of net investment income to average net assets (%)	1.01	1.11	1.01	1.04	1.25 (b)
Portfolio turnover rate (%)	34	19	26	20	24
Net assets, end of period (in millions)	$24.4	$23.9	$21.9	$28.6	$27.8

	Class G
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.62	$17.59	$21.37	$19.70	$17.54

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.18	0.19	0.18	0.19 (b)
Net realized and unrealized gain (loss)	3.14	4.03	(2.26)	2.54	3.24

Total income (loss) from investment operations	3.29	4.21	(2.07)	2.72	3.43

Less Distributions
Distributions from net investment income	(0.20)	(0.19)	(0.19)	(0.21)	(0.19)
Distributions from net realized capital gains	(1.05)	(1.99)	(1.52)	(0.84)	(1.08)

Total distributions	(1.25)	(2.18)	(1.71)	(1.05)	(1.27)

Net Asset Value, End of Period	$21.66	$19.62	$17.59	$21.37	$19.70

Total Return (%) (c)	19.26	25.20	(11.20)	14.30	20.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.61	0.61	0.61	0.61
Net ratio of expenses to average net assets (%) (d)	0.62	0.61	0.61	0.61	0.61
Ratio of net investment income to average net assets (%)	0.86	0.97	0.88	0.89	1.10 (b)
Portfolio turnover rate (%)	34	19	26	20	24
Net assets, end of period (in millions)	$189.3	$166.0	$135.7	$155.4	$145.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-29

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $80,833,325, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-30

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(162,542,126)	$—	$—	$—	$(162,542,126)
Mutual Funds	(3,267,437)	—	—	—	(3,267,437)
Total Borrowings	$(165,809,563)	$—	$—	$—	$(165,809,563)
Gross amount of recognized liabilities for securities lending transactions					$(165,809,563)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$482,560

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location-Net Realized Gain (Loss)	Equity
Futures contracts	$2,479,941

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$146,398

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$13,275,039

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-31

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct

BHFTII-32

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$276,098,236	$0	$360,028,876

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2020 were $2,066,274.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2020 were $297,843.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$780,230,265

Gross unrealized appreciation	420,486,636
Gross unrealized depreciation	(41,110,522)

Net unrealized appreciation (depreciation)	$379,376,114

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$10,573,833	$9,694,674	$48,876,943	$86,843,849	$59,450,776	$96,538,523

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$16,922,104	$47,383,777	$379,376,114	$—	$443,681,995

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTII-34

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-35

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Russell 2000 Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Russell 2000 Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Russell 2000 Index Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-36

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-37

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-38

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-39

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-40

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MetLife Russell 2000 Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Index, for the one-year and three-year periods ended October 31, 2020, and performed equally to its benchmark for the five-year period ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-41

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, D, E, and G shares of the MetLife Stock Index Portfolio returned 18.10%, 17.83%, 17.99%, 17.93% and 17.74%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 18.40%.

MARKET ENVIRONMENT / CONDITIONS

After one of the worst quarterly performances in history during the first quarter of 2020 driven by the COVID-19 pandemic, global equity markets rallied for the rest of 2020 to new record highs. This was driven by the gradual reopening of the global economy, unprecedented monetary and fiscal policy interventions, and the successful development of vaccines and treatments for the virus. Investors also reacted favorably to expanded bond buying programs by the Federal Reserve (the “Fed”) and the European Central Bank, U.S. Congress agreeing on a new stimulus bill, and a post-Brexit (U.K.’s withdrawal from the European Union) deal between the United Kingdom and the European Union. Factors that weighed on the equity markets included increasing COVID-19 cases worldwide leading to renewed lockdowns, President Trump’s legal challenges to the election results, a disagreement between Fed Chair Powell and U.S. Treasury Secretary Mnuchin over emergency lending programs, and a second wave of the pandemic with a more contagious strain of the COVID-19 virus.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate to 0.00%—0.25% from 1.50%—1.75%. The FOMC stated that the COVID-19 pandemic was causing tremendous human and economic hardship across the United States and around the world. The FOMC said it expected to maintain this target range until labor market conditions reach levels consistent with maximum employment and inflation rises to 2%.

Eight out of the eleven sectors comprising the S&P 500 Index experienced positive returns for the year. Information Technology (23.2% beginning weight in the benchmark), up 43.9%, was the best-performing sector and had the largest positive impact on the benchmark return. Consumer Discretionary (9.8% beginning weight), up 33.3%; and Communication Services (10.4% beginning weight), up 23.6%, were the next best-performing sectors. Energy (4.3% beginning weight), down 33.7%; and Real Estate (2.9% beginning weight), down 2,2%, were the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the year were Apple, up 82.3%; Amazon.com, up 76.3%; and Microsoft, up 42.5%. The stocks with the largest negative impact were Wells Fargo, down 41.7%; Exxon Mobil, down 36.2%; and AT&T, down 21.4%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTII-1

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year	Since Inception[1]
MetLife Stock Index Portfolio
Class A	18.10	14.93	13.60	—
Class B	17.83	14.65	13.32	—
Class D	17.99	14.82	13.49	—
Class E	17.93	14.76	13.43	—
Class G	17.74	14.59	—	12.12
S&P 500 Index	18.40	15.21	13.88	—

1 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Apple, Inc.	6.6
Microsoft Corp.	5.2
Amazon.com, Inc.	4.3
Facebook, Inc. - Class A	2.0
Tesla, Inc.	1.7
Alphabet, Inc. - Class A	1.6
Alphabet, Inc. - Class C	1.6
Berkshire Hathaway, Inc. - Class B	1.4
Johnson & Johnson	1.3
JPMorgan Chase & Co.	1.2

Top Sectors

% of Net Assets
Information Technology	27.2
Health Care	13.3
Consumer Discretionary	12.5
Financials	11.3
Communication Services	10.6
Industrials	8.3
Consumer Staples	6.4
Utilities	2.7
Materials	2.6
Real Estate	2.4

BHFTII-2

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.27%	$1,000.00	$1,220.00	$1.51
	Hypothetical*	0.27%	$1,000.00	$1,023.78	$1.37

Class B (a)	Actual	0.52%	$1,000.00	$1,218.40	$2.90
	Hypothetical*	0.52%	$1,000.00	$1,022.52	$2.64

Class D (a)	Actual	0.36%	$1,000.00	$1,219.30	$2.01
	Hypothetical*	0.36%	$1,000.00	$1,023.33	$1.83

Class E (a)	Actual	0.42%	$1,000.00	$1,219.20	$2.34
	Hypothetical*	0.42%	$1,000.00	$1,023.03	$2.14

Class G (a)	Actual	0.57%	$1,000.00	$1,218.20	$3.18
	Hypothetical*	0.57%	$1,000.00	$1,022.27	$2.90

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
Boeing Co. (The)	127,150	$27,217,729
General Dynamics Corp.	55,696	8,288,679
Howmet Aerospace, Inc.	93,505	2,668,633
Huntington Ingalls Industries, Inc.	9,702	1,653,997
L3Harris Technologies, Inc.	50,344	9,516,023
Lockheed Martin Corp.	58,994	20,941,690
Northrop Grumman Corp.	37,150	11,320,348
Raytheon Technologies Corp.	363,897	26,022,275
Teledyne Technologies, Inc. (a)	8,837	3,463,927
Textron, Inc. (b)	54,840	2,650,417
TransDigm Group, Inc. (a)	13,044	8,072,279

		121,815,997

Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc. (b)	32,573	3,057,628
Expeditors International of Washington, Inc.	40,557	3,857,376
FedEx Corp.	57,886	15,028,363
United Parcel Service, Inc. - Class B	171,372	28,859,045

		50,802,412

Airlines—0.3%
Alaska Air Group, Inc.	29,630	1,540,760
American Airlines Group, Inc. (b)	146,346	2,307,876
Delta Air Lines, Inc.	152,806	6,144,329
Southwest Airlines Co.	141,434	6,592,239
United Airlines Holdings, Inc. (a) (b)	70,124	3,032,863

		19,618,067

Auto Components—0.1%
Aptiv plc	64,700	8,429,763
BorgWarner, Inc. (b)	58,588	2,263,840

		10,693,603

Automobiles—1.9%
Ford Motor Co.	936,289	8,229,980
General Motors Co.	301,799	12,566,910
Tesla, Inc. (a) (b)	181,701	128,220,945

		149,017,835

Banks—3.8%
Bank of America Corp.	1,824,068	55,287,501
Citigroup, Inc.	498,855	30,759,399
Citizens Financial Group, Inc.	102,330	3,659,321
Comerica, Inc.	33,326	1,861,590
Fifth Third Bancorp	170,702	4,706,254
First Republic Bank	41,678	6,123,749
Huntington Bancshares, Inc. (b)	243,756	3,078,638
JPMorgan Chase & Co.	730,376	92,808,878
KeyCorp	233,971	3,839,464
M&T Bank Corp.	30,740	3,913,202
People’s United Financial, Inc. (b)	101,801	1,316,287
PNC Financial Services Group, Inc. (The)	101,522	15,126,778
Regions Financial Corp. (b)	230,130	3,709,696
SVB Financial Group (a) (b)	12,411	4,813,358
Truist Financial Corp.	323,020	15,482,349

Banks—(Continued)
U.S. Bancorp	328,469	15,303,371
Wells Fargo & Co.	990,659	29,898,089
Zions Bancorp N.A.	39,298	1,707,105

		293,395,029

Beverages—1.6%
Brown-Forman Corp. - Class B (b)	43,733	3,473,712
Coca-Cola Co. (The)	926,732	50,821,983
Constellation Brands, Inc. - Class A (b)	40,615	8,896,716
Molson Coors Beverage Co. - Class B (b)	45,081	2,037,210
Monster Beverage Corp. (a)	88,545	8,188,642
PepsiCo, Inc.	331,129	49,106,431

		122,524,694

Biotechnology—1.9%
AbbVie, Inc.	423,022	45,326,807
Alexion Pharmaceuticals, Inc. (a)	52,437	8,192,757
Amgen, Inc.	139,493	32,072,231
Biogen, Inc. (a) (b)	36,871	9,028,233
Gilead Sciences, Inc.	300,356	17,498,741
Incyte Corp. (a)	44,602	3,879,482
Regeneron Pharmaceuticals, Inc. (a)	25,125	12,138,139
Vertex Pharmaceuticals, Inc. (a)	62,307	14,725,636

		142,862,026

Building Products—0.5%
A.O. Smith Corp. (b)	32,450	1,778,909
Allegion plc (b)	22,053	2,566,528
Carrier Global Corp. (b)	195,205	7,363,133
Fortune Brands Home & Security, Inc.	33,288	2,853,447
Johnson Controls International plc	173,454	8,081,222
Masco Corp.	62,699	3,444,056
Trane Technologies plc	57,536	8,351,926

		34,439,221

Capital Markets—2.7%
Ameriprise Financial, Inc.	28,268	5,493,320
Bank of New York Mellon Corp. (The)	195,339	8,290,187
BlackRock, Inc.	33,985	24,521,537
Cboe Global Markets, Inc.	25,887	2,410,597
Charles Schwab Corp. (The)	357,420	18,957,557
CME Group, Inc. (b)	86,016	15,659,213
Franklin Resources, Inc. (b)	65,288	1,631,547
Goldman Sachs Group, Inc. (The)	82,442	21,740,780
Intercontinental Exchange, Inc.	134,488	15,505,122
Invesco, Ltd.	90,249	1,573,040
MarketAxess Holdings, Inc.	9,097	5,190,384
Moody’s Corp.	38,699	11,231,998
Morgan Stanley	342,464	23,469,058
MSCI, Inc.	19,863	8,869,425
Nasdaq, Inc.	27,513	3,652,076
Northern Trust Corp.	49,867	4,644,612
Raymond James Financial, Inc.	29,200	2,793,564
S&P Global, Inc.	57,650	18,951,285
State Street Corp.	84,533	6,152,312
T. Rowe Price Group, Inc.	54,255	8,213,664

		208,951,278

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—1.8%
Air Products & Chemicals, Inc.	52,960	$14,469,731
Albemarle Corp. (b)	25,508	3,762,940
Celanese Corp.	28,009	3,639,489
CF Industries Holdings, Inc.	51,256	1,984,120
Corteva, Inc.	178,512	6,911,985
Dow, Inc.	177,730	9,864,015
DuPont de Nemours, Inc.	175,836	12,503,698
Eastman Chemical Co.	32,459	3,254,988
Ecolab, Inc.	59,504	12,874,285
FMC Corp.	31,090	3,573,174
International Flavors & Fragrances, Inc. (b)	25,622	2,788,698
Linde plc	125,760	33,139,018
LyondellBasell Industries NV - Class A	61,607	5,646,898
Mosaic Co. (The)	82,658	1,901,961
PPG Industries, Inc.	56,596	8,162,275
Sherwin-Williams Co. (The)	19,587	14,394,682

		138,871,957

Commercial Services & Supplies—0.4%
Cintas Corp.	21,058	7,443,161
Copart, Inc. (a)	49,789	6,335,650
Republic Services, Inc.	50,403	4,853,809
Rollins, Inc. (b)	53,007	2,070,983
Waste Management, Inc.	93,159	10,986,241

		31,689,844

Communications Equipment—0.8%
Arista Networks, Inc. (a)	13,053	3,792,810
Cisco Systems, Inc.	1,012,470	45,308,033
F5 Networks, Inc. (a)	14,760	2,596,874
Juniper Networks, Inc.	79,007	1,778,448
Motorola Solutions, Inc. (b)	40,619	6,907,667

		60,383,832

Construction & Engineering—0.1%
Jacobs Engineering Group, Inc.	31,058	3,384,080
Quanta Services, Inc. (b)	33,272	2,396,249

		5,780,329

Construction Materials—0.1%
Martin Marietta Materials, Inc.	14,921	4,237,116
Vulcan Materials Co.	31,750	4,708,843

		8,945,959

Consumer Finance—0.5%
American Express Co.	156,276	18,895,331
Capital One Financial Corp.	109,596	10,833,564
Discover Financial Services	73,439	6,648,433
Synchrony Financial	130,091	4,515,459

		40,892,787

Containers & Packaging—0.4%
AMCOR plc	375,821	4,423,413
Avery Dennison Corp.	19,987	3,100,184

Containers & Packaging—(Continued)
Ball Corp.	78,378	7,303,262
International Paper Co.	94,188	4,683,027
Packaging Corp. of America (b)	22,722	3,133,591
Sealed Air Corp.	37,176	1,702,289
WestRock Co.	62,934	2,739,517

		27,085,283

Distributors—0.1%
Genuine Parts Co. (b)	34,566	3,471,463
LKQ Corp. (a)	67,089	2,364,216
Pool Corp.	9,623	3,584,568

		9,420,247

Diversified Financial Services—1.4%
Berkshire Hathaway, Inc. - Class B (a)	466,308	108,122,836

Diversified Telecommunication Services—1.4%
AT&T, Inc.	1,707,451	49,106,291
CenturyLink, Inc. (b)	236,593	2,306,782
Verizon Communications, Inc.	991,523	58,251,976

		109,665,049

Electric Utilities—1.7%
Alliant Energy Corp.	59,844	3,083,761
American Electric Power Co., Inc.	118,939	9,904,051
Duke Energy Corp.	176,342	16,145,874
Edison International	90,695	5,697,460
Entergy Corp.	47,977	4,790,024
Evergy, Inc.	54,350	3,016,968
Eversource Energy	82,143	7,106,191
Exelon Corp.	233,755	9,869,136
FirstEnergy Corp.	130,009	3,979,575
NextEra Energy, Inc.	469,411	36,215,059
NRG Energy, Inc.	58,517	2,197,313
Pinnacle West Capital Corp.	26,979	2,156,971
PPL Corp.	184,217	5,194,919
Southern Co. (The)	253,084	15,546,950
Xcel Energy, Inc.	125,904	8,394,020

		133,298,272

Electrical Equipment—0.5%
AMETEK, Inc.	55,125	6,666,818
Eaton Corp. plc	95,508	11,474,331
Emerson Electric Co.	143,295	11,516,619
Rockwell Automation, Inc.	27,837	6,981,798

		36,639,566

Electronic Equipment, Instruments & Components—0.6%
Amphenol Corp. - Class A	71,680	9,373,594
CDW Corp.	34,261	4,515,257
Corning, Inc.	183,063	6,590,268
FLIR Systems, Inc.	31,423	1,377,270
IPG Photonics Corp. (a) (b)	8,557	1,914,971
Keysight Technologies, Inc. (a) (b)	44,399	5,864,664
TE Connectivity, Ltd.	79,248	9,594,555

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Vontier Corp. (a)	32,276	$1,078,018
Zebra Technologies Corp.- Class A (a)	12,775	4,909,816

		45,218,413

Energy Equipment & Services—0.2%
Baker Hughes Co. (b)	164,327	3,426,218
Halliburton Co.	211,815	4,003,303
NOV, Inc.	93,031	1,277,316
Schlumberger NV	333,542	7,281,222
TechnipFMC plc	101,221	951,477

		16,939,536

Entertainment—2.2%
Activision Blizzard, Inc.	185,183	17,194,242
Electronic Arts, Inc.	69,505	9,980,918
Live Nation Entertainment, Inc. (a) (b)	34,261	2,517,498
Netflix, Inc. (a)	105,858	57,240,596
Take-Two Interactive Software, Inc. (a)	27,560	5,726,692
Walt Disney Co. (The)	433,808	78,597,334

		171,257,280

Equity Real Estate Investment Trusts—2.3%
Alexandria Real Estate Equities, Inc.	29,669	5,287,609
American Tower Corp.	106,437	23,890,849
AvalonBay Communities, Inc.	33,451	5,366,544
Boston Properties, Inc. (b)	33,940	3,208,348
Crown Castle International Corp.	103,342	16,451,013
Digital Realty Trust, Inc. (b)	67,130	9,365,306
Duke Realty Corp.	89,122	3,562,206
Equinix, Inc.	21,350	15,247,743
Equity Residential	82,059	4,864,458
Essex Property Trust, Inc. (b)	15,624	3,709,450
Extra Space Storage, Inc.	30,965	3,587,605
Federal Realty Investment Trust (b)	16,494	1,403,969
Healthpeak Properties, Inc.	128,996	3,899,549
Host Hotels & Resorts, Inc.	169,003	2,472,514
Iron Mountain, Inc. (b)	69,048	2,035,535
Kimco Realty Corp.	103,630	1,555,486
Mid-America Apartment Communities, Inc.	27,404	3,471,813
Prologis, Inc.	177,124	17,652,178
Public Storage	36,443	8,415,782
Realty Income Corp. (b)	84,100	5,228,497
Regency Centers Corp. (b)	37,810	1,723,758
SBA Communications Corp.	26,624	7,511,429
Simon Property Group, Inc. (b)	78,565	6,700,023
SL Green Realty Corp. (b)	17,388	1,035,977
UDR, Inc. (b)	70,560	2,711,621
Ventas, Inc. (b)	89,750	4,401,340
Vornado Realty Trust (b)	37,578	1,403,163
Welltower, Inc.	99,989	6,461,289
Weyerhaeuser Co.	178,849	5,996,807

		178,621,861

Food & Staples Retailing—1.4%
Costco Wholesale Corp.	105,722	39,833,935
Kroger Co. (The) (b)	185,535	5,892,592

Food & Staples Retailing—(Continued)
Sysco Corp. (b)	122,046	9,063,136
Walgreens Boots Alliance, Inc. (b)	172,209	6,867,695
Walmart, Inc.	332,181	47,883,891

		109,541,249

Food Products—1.0%
Archer-Daniels-Midland Co.	133,315	6,720,409
Campbell Soup Co. (b)	48,525	2,346,184
Conagra Brands, Inc.	117,053	4,244,342
General Mills, Inc.	146,472	8,612,554
Hershey Co. (The)	35,349	5,384,713
Hormel Foods Corp. (b)	67,271	3,135,501
J.M. Smucker Co. (The) (b)	27,337	3,160,157
Kellogg Co. (b)	60,943	3,792,483
Kraft Heinz Co. (The) (b)	155,264	5,381,450
Lamb Weston Holdings, Inc.	35,064	2,760,939
McCormick & Co., Inc. (b)	59,589	5,696,709
Mondelez International, Inc. - Class A	342,679	20,036,441
Tyson Foods, Inc. - Class A	70,475	4,541,409

		75,813,291

Gas Utilities—0.0%
Atmos Energy Corp.	30,164	2,878,551

Health Care Equipment & Supplies—3.8%
Abbott Laboratories	424,673	46,497,447
ABIOMED, Inc. (a) (b)	10,828	3,510,438
Align Technology, Inc. (a)	17,193	9,187,595
Baxter International, Inc.	122,396	9,821,055
Becton Dickinson & Co.	69,494	17,388,789
Boston Scientific Corp. (a)	343,101	12,334,481
Cooper Cos., Inc. (The)	11,751	4,269,373
Danaher Corp.	151,489	33,651,766
Dentsply Sirona, Inc.	52,367	2,741,936
DexCom, Inc. (a)	23,009	8,506,887
Edwards Lifesciences Corp. (a)	149,335	13,623,832
Hologic, Inc. (a)	61,581	4,484,944
IDEXX Laboratories, Inc. (a)	20,439	10,216,843
Intuitive Surgical, Inc. (a)	28,168	23,044,241
Medtronic plc	322,518	37,779,759
ResMed, Inc.	34,723	7,380,721
STERIS plc	20,444	3,874,956
Stryker Corp. (b)	78,337	19,195,699
Teleflex, Inc.	11,158	4,592,298
Varian Medical Systems, Inc. (a)	21,889	3,830,794
West Pharmaceutical Services, Inc. (b)	17,714	5,018,553
Zimmer Biomet Holdings, Inc.	49,665	7,652,880

		288,605,287

Health Care Providers & Services—2.6%
AmerisourceBergen Corp.	35,236	3,444,671
Anthem, Inc.	59,592	19,134,395
Cardinal Health, Inc.	70,306	3,765,589
Centene Corp. (a)	138,924	8,339,608
Cigna Corp.	86,563	18,020,685
CVS Health Corp.	313,627	21,420,724

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
DaVita, Inc. (a)	17,711	$2,079,271
HCA Healthcare, Inc.	63,240	10,400,451
Henry Schein, Inc. (a)	34,210	2,287,281
Humana, Inc. (b)	31,710	13,009,662
Laboratory Corp. of America Holdings (a) (b)	23,338	4,750,450
McKesson Corp.	38,472	6,691,050
Quest Diagnostics, Inc. (b)	32,291	3,848,119
UnitedHealth Group, Inc.	227,346	79,725,695
Universal Health Services, Inc. - Class B	18,623	2,560,663

		199,478,314

Health Care Technology—0.1%
Cerner Corp.	73,461	5,765,219

Hotels, Restaurants & Leisure—1.7%
Carnival Corp.	178,198	3,859,769
Chipotle Mexican Grill, Inc. (a)	6,705	9,297,891
Darden Restaurants, Inc.	31,197	3,716,187
Domino’s Pizza, Inc. (b)	9,441	3,620,246
Hilton Worldwide Holdings, Inc.	66,478	7,396,342
Las Vegas Sands Corp.	78,698	4,690,401
Marriott International, Inc. - Class A	63,724	8,406,470
McDonald’s Corp.	178,535	38,310,040
MGM Resorts International (b)	98,232	3,095,290
Norwegian Cruise Line Holdings, Ltd. (a) (b)	75,629	1,923,246
Royal Caribbean Cruises, Ltd. (b)	44,615	3,332,294
Starbucks Corp.	281,228	30,085,771
Wynn Resorts, Ltd.	23,262	2,624,651
Yum! Brands, Inc.	72,282	7,846,934

		128,205,532

Household Durables—0.4%
DR Horton, Inc.	79,453	5,475,901
Garmin, Ltd.	35,741	4,276,768
Leggett & Platt, Inc. (b)	31,748	1,406,436
Lennar Corp. - Class A	65,920	5,025,082
Mohawk Industries, Inc. (a)	14,330	2,019,813
Newell Brands, Inc.	90,482	1,920,933
NVR, Inc. (a)	838	3,418,923
PulteGroup, Inc.	64,237	2,769,899
Whirlpool Corp. (b)	14,987	2,705,004

		29,018,759

Household Products—1.6%
Church & Dwight Co., Inc.	59,530	5,192,802
Clorox Co. (The) (b)	30,203	6,098,590
Colgate-Palmolive Co.	205,385	17,562,471
Kimberly-Clark Corp.	81,499	10,988,510
Procter & Gamble Co. (The)	594,135	82,667,944

		122,510,317

Independent Power and Renewable Electricity Producers—0.1%
AES Corp. (The)	159,371	3,745,219

Industrial Conglomerates—1.2%
3M Co.	138,211	24,157,901
General Electric Co.	2,098,941	22,668,563
Honeywell International, Inc.	168,130	35,761,251
Roper Technologies, Inc.	25,128	10,832,429

		93,420,144

Insurance—1.8%
Aflac, Inc.	156,530	6,960,889
Allstate Corp. (The)	72,857	8,009,170
American International Group, Inc.	206,429	7,815,402
Aon plc - Class A (b)	54,778	11,572,948
Arthur J. Gallagher & Co.	46,082	5,700,804
Assurant, Inc.	14,213	1,936,095
Chubb, Ltd.	108,152	16,646,756
Cincinnati Financial Corp. (b)	35,853	3,132,477
Everest Re Group, Ltd.	9,576	2,241,646
Globe Life, Inc.	23,071	2,190,822
Hartford Financial Services Group, Inc. (The)	85,858	4,205,325
Lincoln National Corp. (b)	43,529	2,189,944
Loews Corp. (b)	55,982	2,520,310
Marsh & McLennan Cos., Inc.	121,527	14,218,659
MetLife, Inc. (c)	183,290	8,605,466
Principal Financial Group, Inc.	61,219	3,037,073
Progressive Corp. (The)	140,314	13,874,248
Prudential Financial, Inc. (b)	94,885	7,407,672
Travelers Cos., Inc. (The)	60,695	8,519,757
Unum Group (b)	48,799	1,119,449
W.R. Berkley Corp.	33,735	2,240,679
Willis Towers Watson plc	30,887	6,507,273

		140,652,864

Interactive Media & Services—5.4%
Alphabet, Inc. - Class A (a)	72,037	126,254,928
Alphabet, Inc. - Class C (a) (d)	69,555	121,852,013
Facebook, Inc. - Class A (a)	576,012	157,343,438
Twitter, Inc. (a)	190,572	10,319,474

		415,769,853

Internet & Direct Marketing Retail—4.8%
Amazon.com, Inc. (a)	102,191	332,828,934
Booking Holdings, Inc. (a)	9,814	21,858,428
eBay, Inc.	156,913	7,884,878
Etsy, Inc. (a) (b)	30,212	5,375,017
Expedia Group, Inc.	32,571	4,312,400

		372,259,657

IT Services—5.4%
Accenture plc - Class A	151,808	39,653,768
Akamai Technologies, Inc. (a) (b)	39,006	4,095,240
Automatic Data Processing, Inc.	102,747	18,104,021
Broadridge Financial Solutions, Inc.	27,703	4,244,100
Cognizant Technology Solutions Corp. - Class A	128,104	10,498,123
DXC Technology Co.	60,959	1,569,694
Fidelity National Information Services, Inc.	148,679	21,032,131
Fiserv, Inc. (a)	137,777	15,687,289

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
FleetCor Technologies, Inc. (a)	19,984	$5,452,235
Gartner, Inc. (a)	21,394	3,427,105
Global Payments, Inc.	71,724	15,450,784
International Business Machines Corp. (b)	213,505	26,876,009
Jack Henry & Associates, Inc.	18,286	2,962,149
Leidos Holdings, Inc. (b)	32,055	3,369,622
MasterCard, Inc. - Class A	210,793	75,240,453
Paychex, Inc.	76,664	7,143,552
PayPal Holdings, Inc. (a)	280,748	65,751,182
VeriSign, Inc. (a)	24,061	5,206,800
Visa, Inc. - A Shares	406,299	88,869,780
Western Union Co. (The)	98,508	2,161,266

		416,795,303

Leisure Products—0.0%
Hasbro, Inc. (b)	30,535	2,856,244

Life Sciences Tools & Services—1.2%
Agilent Technologies, Inc.	73,320	8,687,687
Bio-Rad Laboratories, Inc. - Class A (a)	5,158	3,006,805
Illumina, Inc. (a)	34,983	12,943,710
IQVIA Holdings, Inc. (a)	45,939	8,230,891
Mettler-Toledo International, Inc. (a) (b)	5,702	6,498,455
PerkinElmer, Inc. (b)	26,830	3,850,105
Thermo Fisher Scientific, Inc.	94,966	44,233,263
Waters Corp. (a)	14,867	3,678,393

		91,129,309

Machinery—1.6%
Caterpillar, Inc.	130,169	23,693,361
Cummins, Inc.	35,464	8,053,875
Deere & Co.	75,087	20,202,157
Dover Corp.	34,528	4,359,160
Flowserve Corp. (b)	31,212	1,150,162
Fortive Corp. (b)	80,795	5,721,902
IDEX Corp. (b)	18,140	3,613,488
Illinois Tool Works, Inc.	69,015	14,070,778
Ingersoll Rand, Inc. (a)	89,065	4,057,801
Otis Worldwide Corp.	97,569	6,590,786
PACCAR, Inc.	83,010	7,162,103
Parker-Hannifin Corp. (b)	30,862	8,407,118
Pentair plc	39,857	2,116,008
Snap-on, Inc. (b)	12,990	2,223,109
Stanley Black & Decker, Inc.	38,391	6,855,097
Westinghouse Air Brake Technologies Corp.	42,867	3,137,864
Xylem, Inc. (b)	43,185	4,395,801

		125,810,570

Media—1.3%
Charter Communications, Inc. - Class A (a) (b)	34,961	23,128,449
Comcast Corp. - Class A	1,094,024	57,326,858
Discovery, Inc. - Class A (a) (b)	38,413	1,155,847
Discovery, Inc. - Class C (a)	70,683	1,851,188
DISH Network Corp. - Class A (a)	59,249	1,916,113
Fox Corp. - Class A (b)	80,878	2,355,167
Fox Corp. - Class B (a)	37,066	1,070,466

Media—(Continued)
Interpublic Group of Cos., Inc. (The)	93,455	2,198,062
News Corp. - Class A	93,676	1,683,358
News Corp. - Class B (b)	29,178	518,493
Omnicom Group, Inc. (b)	51,509	3,212,616
ViacomCBS, Inc. - Class B (b)	135,374	5,044,035

		101,460,652

Metals & Mining—0.3%
Freeport-McMoRan, Inc.	348,119	9,058,057
Newmont Corp.	192,491	11,528,286
Nucor Corp.	72,344	3,847,977

		24,434,320

Multi-Utilities—0.8%
Ameren Corp.	59,232	4,623,650
CenterPoint Energy, Inc.	130,543	2,824,951
CMS Energy Corp. (b)	68,608	4,185,774
Consolidated Edison, Inc. (b)	81,973	5,924,189
Dominion Energy, Inc.	195,477	14,699,870
DTE Energy Co. (b)	46,378	5,630,753
NiSource, Inc.	91,820	2,106,351
Public Service Enterprise Group, Inc.	121,205	7,066,251
Sempra Energy	69,119	8,806,452
WEC Energy Group, Inc.	75,580	6,955,627

		62,823,868

Multiline Retail—0.5%
Dollar General Corp.	58,704	12,345,452
Dollar Tree, Inc. (a)	56,354	6,088,486
Target Corp.	119,989	21,181,658

		39,615,596

Oil, Gas & Consumable Fuels—2.0%
Apache Corp.	90,447	1,283,443
Cabot Oil & Gas Corp. (b)	95,503	1,554,789
Chevron Corp.	461,259	38,953,323
Concho Resources, Inc.	47,036	2,744,551
ConocoPhillips (b)	255,891	10,233,081
Devon Energy Corp.	91,653	1,449,034
Diamondback Energy, Inc.	37,851	1,831,988
EOG Resources, Inc.	139,782	6,970,928
Exxon Mobil Corp.	1,013,121	41,760,848
Hess Corp.	65,484	3,456,900
HollyFrontier Corp. (b)	35,715	923,233
Kinder Morgan, Inc. (b)	466,485	6,376,850
Marathon Oil Corp.	189,145	1,261,597
Marathon Petroleum Corp.	155,901	6,448,065
Occidental Petroleum Corp.	200,813	3,476,073
ONEOK, Inc.	106,481	4,086,741
Phillips 66 (b)	104,661	7,319,990
Pioneer Natural Resources Co.	39,395	4,486,697
Valero Energy Corp.	97,709	5,527,398
Williams Cos., Inc. (The)	290,785	5,830,239

		155,975,768

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Products—0.2%
Estee Lauder Cos., Inc. (The) - Class A	54,281	$14,449,059

Pharmaceuticals—3.8%
Bristol-Myers Squibb Co.	541,456	33,586,516
Catalent, Inc. (a)	39,463	4,106,915
Eli Lilly and Co.	190,240	32,120,122
Johnson & Johnson	630,780	99,272,156
Merck & Co., Inc.	606,218	49,588,632
Perrigo Co. plc	32,704	1,462,523
Pfizer, Inc.	1,331,840	49,025,030
Viatris, Inc. (a)	289,073	5,417,228
Zoetis, Inc.	113,878	18,846,809

		293,425,931

Professional Services—0.3%
Equifax, Inc.	29,147	5,620,707
IHS Markit, Ltd. (b)	89,301	8,021,909
Nielsen Holdings plc (b)	85,540	1,785,220
Robert Half International, Inc.	27,310	1,706,329
Verisk Analytics, Inc.	38,958	8,087,291

		25,221,456

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (a)	80,378	5,041,308

Road & Rail—1.0%
CSX Corp.	183,246	16,629,574
J.B. Hunt Transport Services, Inc.	20,004	2,733,547
Kansas City Southern	22,428	4,578,228
Norfolk Southern Corp.	60,857	14,460,232
Old Dominion Freight Line, Inc.	23,053	4,499,484
Union Pacific Corp.	161,465	33,620,242

		76,521,307

Semiconductors & Semiconductor Equipment—5.1%
Advanced Micro Devices, Inc. (a)	288,180	26,428,988
Analog Devices, Inc.	88,531	13,078,685
Applied Materials, Inc.	218,830	18,885,029
Broadcom, Inc.	96,922	42,437,298
Intel Corp.	981,916	48,919,055
KLA Corp.	37,010	9,582,259
Lam Research Corp.	34,506	16,296,149
Maxim Integrated Products, Inc.	64,047	5,677,766
Microchip Technology, Inc.	62,388	8,616,407
Micron Technology, Inc. (a)	266,737	20,053,288
NVIDIA Corp.	148,318	77,451,660
Qorvo, Inc. (a)	27,328	4,543,826
QUALCOMM, Inc.	270,997	41,283,683
Skyworks Solutions, Inc.	39,794	6,083,707
Teradyne, Inc.	39,788	4,770,183
Texas Instruments, Inc.	219,947	36,099,901
Xilinx, Inc.	58,733	8,326,577

		388,534,461

Software—8.5%
Adobe, Inc. (a)	114,945	57,486,293
ANSYS, Inc. (a) (b)	20,579	7,486,640
Autodesk, Inc. (a)	52,687	16,087,449
Cadence Design Systems, Inc. (a) (b)	66,834	9,118,163
Citrix Systems, Inc.	29,501	3,838,080
Fortinet, Inc. (a)	32,283	4,794,994
Intuit, Inc.	62,956	23,913,837
Microsoft Corp.	1,811,561	402,927,398
NortonLifeLock, Inc. (b)	141,817	2,946,957
Oracle Corp.	454,504	29,401,864
Paycom Software, Inc. (a)	11,738	5,308,510
Salesforce.com, Inc. (a)	219,242	48,787,922
ServiceNow, Inc. (a)	46,748	25,731,502
Synopsys, Inc. (a)	36,569	9,480,147
Tyler Technologies, Inc. (a)	9,663	4,218,093

		651,527,849

Specialty Retail—2.2%
Advance Auto Parts, Inc.	16,258	2,560,798
AutoZone, Inc. (a)	5,554	6,583,934
Best Buy Co., Inc.	55,220	5,510,404
CarMax, Inc. (a) (b)	39,316	3,713,789
Gap, Inc. (The)	49,291	995,185
Home Depot, Inc. (The)	257,963	68,520,132
L Brands, Inc.	55,975	2,081,710
Lowe’s Cos., Inc.	175,567	28,180,259
O’Reilly Automotive, Inc. (a)	17,359	7,856,163
Ross Stores, Inc.	85,302	10,475,939
Tiffany & Co.	25,891	3,403,372
TJX Cos., Inc. (The)	287,681	19,645,735
Tractor Supply Co.	27,913	3,924,009
Ulta Beauty, Inc. (a) (b)	13,499	3,876,373

		167,327,802

Technology Hardware, Storage & Peripherals—6.9%
Apple, Inc.	3,829,353	508,116,849
Hewlett Packard Enterprise Co.	308,376	3,654,256
HP, Inc.	329,101	8,092,594
NetApp, Inc.	53,524	3,545,430
Seagate Technology plc (b)	53,559	3,329,227
Western Digital Corp.	72,899	4,037,876
Xerox Holdings Corp.	39,929	925,953

		531,702,185

Textiles, Apparel & Luxury Goods—0.7%
Hanesbrands, Inc. (b)	83,461	1,216,861
NIKE, Inc. - Class B	300,663	42,534,795
PVH Corp.	17,034	1,599,322
Ralph Lauren Corp. (b)	11,554	1,198,612
Tapestry, Inc.	66,468	2,065,826
Under Armour, Inc. - Class A (a) (b)	45,174	775,638
Under Armour, Inc. - Class C (a) (b)	46,631	693,869
VF Corp.	76,627	6,544,712

		56,629,635

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Tobacco—0.6%
Altria Group, Inc.	445,293	$18,257,013
Philip Morris International, Inc.	373,146	30,892,757

		49,149,770

Trading Companies & Distributors—0.2%
Fastenal Co.	137,559	6,717,006
United Rentals, Inc. (a)	17,285	4,008,564
WW Grainger, Inc.	10,802	4,410,889

		15,136,459

Water Utilities—0.1%
American Water Works Co., Inc.	43,434	6,665,816

Wireless Telecommunication Services—0.3%
T-Mobile U.S., Inc. (a)	139,777	18,848,928

Total Common Stocks (Cost $2,966,126,397)		7,585,701,065

Mutual Funds—1.0%

Investment Company Securities—1.0%
SPDR S&P 500 ETF Trust (b) (Cost $77,160,710)	209,000	78,140,920

Short-Term Investments—0.3%

U.S. Treasury — 0.3%
U.S. Treasury Bills 0.029%, 01/21/21 (e)	8,825,000	8,824,812
0.058%, 01/14/21 (e)	18,750,000	18,749,766

Total Short-Term Investments (Cost $27,574,434)		27,574,578

Securities Lending Reinvestments (f)—4.5%

Certificates of Deposit—2.0%
Banco del Estado de Chile 0.250%, 01/04/21	5,000,000	5,000,050
Bank of Nova Scotia 0.372%, 1M LIBOR + 0.220%, 01/08/21 (g)	5,000,000	5,000,220
Cooperative Rabobank UA 0.274%, 3M LIBOR + 0.050%, 02/22/21 (g)	10,000,000	10,000,700
Credit Agricole S.A. 0.320%, FEDEFF PRV + 0.230%, 01/29/21 (g)	11,000,000	11,001,331
Credit Industriel et Commercial 0.260%, FEDEFF PRV + 0.170%, 02/12/21 (g)	12,000,000	12,000,504
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (g)	1,000,000	1,000,383
Goldman Sachs Bank USA 0.291%, SOFR + 0.200%, 02/22/21 (g)	5,000,000	4,998,160
0.301%, SOFR + 0.210%, 02/22/21 (g)	5,000,000	4,998,160

Certificates of Deposit—(Continued)
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 01/25/21	7,992,957	7,999,120
Mizuho Bank, Ltd. 0.250%, 03/22/21	10,000,000	10,000,220
MUFG Bank Ltd.
Zero Coupon, 02/22/21	8,994,129	8,997,210
Nordea Bank New York 0.313%, 3M LIBOR + 0.100%, 05/21/21 (g)	3,000,000	3,000,804
Rabobank International London 0.359%, 1M LIBOR + 0.210%, 01/08/21 (g)	4,000,000	4,000,800
Royal Bank of Canada New York 0.270%, FEDEFF PRV + 0.180%, 02/12/21 (g)	5,000,000	5,000,595
0.274%, 3M LIBOR + 0.040%, 10/05/21 (g)	5,000,000	4,999,350
Skandinaviska Enskilda Banken AB 0.210%, 03/15/21	10,000,000	9,999,380
0.250%, 05/17/21	7,000,000	6,999,468
Societe Generale 0.230%, 04/05/21	5,000,000	4,999,605
Sumitomo Mitsui Banking Corp. 0.252%, 3M LIBOR + 0.030%, 02/17/21 (g)	5,000,000	4,999,955
Sumitomo Mitsui Trust Bank, Ltd. 0.240%, 03/23/21	4,000,000	4,000,000
Svenska Handelsbanken AB 0.249%, 3M LIBOR + 0.020%, 09/17/21 (g)	4,000,000	3,999,180
0.301%, 3M LIBOR + 0.070%, 11/19/21 (g)	2,000,000	1,999,980
Toronto-Dominion Bank 0.300%, 3M LIBOR + 0.070%, 10/08/21 (g)	6,000,000	6,000,121
0.364%, 3M LIBOR + 0.130%, 07/02/21 (g)	10,000,000	10,004,540

		150,999,836

Commercial Paper—0.3%
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (g)	18,000,000	18,003,474
Versailles Commercial Paper LLC 0.230%, 03/24/21	4,994,665	4,996,615

		23,000,089

Master Demand Notes—0.1%
Natixis Financial Products LLC 0.310%, OBFR + 0.230%, 01/04/21 (g)	9,000,000	9,000,000
0.330%, OBFR + 0.250%, 01/04/21 (g)	1,000,000	1,000,000

		10,000,000

Repurchase Agreements—1.3%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $8,003,271; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $8,890,608.	8,000,000	8,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $16,236,891; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $16,561,538.	16,236,800	16,236,800

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $40,016,722; collateralized by various Common Stock with an aggregate market value of $44,000,001.	40,000,000	$40,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $4,300,057; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $4,386,002.	4,300,000	4,300,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,400,053; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $2,448,001.	2,400,000	2,400,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $2,200,024; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $2,244,904.	2,200,000	2,200,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $2,000,047; collateralized by various Common Stock with an aggregate market value of $2,222,248.	2,000,000	2,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $7,000,156; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $7,765,775.	7,000,000	7,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $900,043; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $998,457.	900,000	900,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $9,300,470; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $10,315,767.	9,300,000	9,300,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $1,000,020; collateralized by various Common Stock with an aggregate market value of $1,111,300.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $5,300,224; collateralized by various Common Stock with an aggregate market value of $5,889,889.	5,300,000	5,300,000

		98,636,800

Time Deposit—0.1%
Royal Bank of Canada 0.150%, 01/04/21	5,000,000	5,000,000

Mutual Funds—0.7%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (h)	35,000,000	35,000,000
Fidelity Government Portfolio, Institutional Class 0.010% (h)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (h)	8,000,000	8,000,000

		53,000,000

Total Securities Lending Reinvestments (Cost $340,630,004)		340,636,725

Total Investments—104.4% (Cost $3,411,491,545)		8,032,053,288
Other assets and liabilities (net)—(4.4)%		(339,515,363)

Net Assets—100.0%		$7,692,537,925

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $338,571,863 and the collateral received consisted of cash in the amount of $340,618,552 and non-cash collateral with a value of $2,273,596. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2020, the market value of securities pledged was $35,133,953.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2020

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
S&P 500 Index E-Mini Futures	03/19/21	143	USD	26,803,920	$783,426

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$7,585,701,065	$—	$—	$7,585,701,065
Total Mutual Funds*	78,140,920	—	—	78,140,920
Total Short-Term Investments*	—	27,574,578	—	27,574,578
Securities Lending Reinvestments
Certificates of Deposit	—	150,999,836	—	150,999,836
Commercial Paper	—	23,000,089	—	23,000,089
Master Demand Notes	—	10,000,000	—	10,000,000
Repurchase Agreements	—	98,636,800	—	98,636,800
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	53,000,000	—	—	53,000,000
Total Securities Lending Reinvestments	53,000,000	287,636,725	—	340,636,725
Total Investments	$7,716,841,985	$315,211,303	$—	$8,032,053,288

Collateral for Securities Loaned (Liability)	$—	$(340,618,552)	$—	$(340,618,552)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$783,426	$—	$—	$783,426

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$8,023,447,822
Affiliated investments at value (c)	8,605,466
Cash	43,922
Receivable for:
Investments sold	1,115,135
Fund shares sold	1,090,945
Dividends	5,652,918
Variation margin on futures contracts	175,910
Prepaid expenses	22,527

Total Assets	8,040,154,645
Liabilities
Collateral for securities loaned	340,618,552
Payables for:
Fund shares redeemed	4,367,114
Accrued Expenses:
Management fees	1,524,310
Distribution and service fees	478,669
Deferred trustees’ fees	179,730
Other expenses	448,345

Total Liabilities	347,616,720

Net Assets	$7,692,537,925

Net Assets Consist of:
Paid in surplus	$2,549,285,714
Distributable earnings (Accumulated losses)	5,143,252,211

Net Assets	$7,692,537,925

Net Assets
Class A	$5,319,889,160
Class B	2,158,044,321
Class D	48,085,840
Class E	143,331,546
Class G	23,187,058
Capital Shares Outstanding*
Class A	87,760,281
Class B	37,408,770
Class D	795,774
Class E	2,385,736
Class G	403,157
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$60.62
Class B	57.69
Class D	60.43
Class E	60.08
Class G	57.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,404,555,839.
(b)	Includes securities loaned at value of $338,571,863.
(c)	Identified cost of affiliated investments was $6,935,706.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends	$128,571,021
Dividends from affiliated investments	360,368
Interest	100,637
Securities lending income	1,682,422

Total investment income	130,714,448
Expenses
Management fees	17,201,636
Administration fees	245,123
Custodian and accounting fees	323,895
Distribution and service fees—Class B	4,869,917
Distribution and service fees—Class D	44,470
Distribution and service fees—Class E	196,483
Distribution and service fees—Class G	62,366
Audit and tax services	44,887
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	474,428
Insurance	48,610
Miscellaneous	750,472

Total expenses	24,362,257
Less management fee waiver	(857,098)

Net expenses	23,505,159

Net Investment Income	107,209,289

Net Realized and Unrealized Gain
Net realized gain on:
Investments	503,269,126
Affiliated investments	354,288
Futures contracts	4,677,449

Net realized gain	508,300,863

Net change in unrealized appreciation (depreciation) on:
Investments	581,386,975
Affiliated investments	(1,344,084)
Futures contracts	(159,284)

Net change in unrealized appreciation	579,883,607

Net realized and unrealized gain	1,088,184,470

Net Increase in Net Assets From Operations	$1,195,393,759

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$107,209,289	$127,057,498
Net realized gain	508,300,863	442,188,450
Net change in unrealized appreciation	579,883,607	1,243,955,818

Increase in net assets from operations	1,195,393,759	1,813,201,766

From Distributions to Shareholders
Class A	(383,220,545)	(441,724,208)
Class B	(162,118,917)	(189,695,166)
Class D	(3,552,544)	(4,576,782)
Class E	(10,616,328)	(12,911,335)
Class G	(1,683,905)	(1,993,784)

Total distributions	(561,192,239)	(650,901,275)

Decrease in net assets from capital share transactions	(128,852,663)	(58,970,414)

Total increase in net assets	505,348,857	1,103,330,077

Net Assets
Beginning of period	7,187,189,068	6,083,858,991

End of period	$7,692,537,925	$7,187,189,068

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	2,829,332	$145,389,476	2,237,267	$116,341,702
Reinvestments	7,800,133	383,220,545	8,927,328	441,724,208
Redemptions	(10,928,337)	(582,463,022)	(10,258,321)	(538,138,583)

Net increase (decrease)	(298,872)	$(53,853,001)	906,274	$19,927,327

Class B
Sales	3,029,360	$147,000,617	1,897,366	$94,207,274
Reinvestments	3,462,600	162,118,917	4,007,080	189,695,166
Redemptions	(7,249,806)	(370,786,349)	(6,984,634)	(351,748,239)

Net decrease	(757,846)	$(61,666,815)	(1,080,188)	$(67,845,799)

Class D
Sales	14,100	$766,611	11,277	$605,496
Reinvestments	72,501	3,552,544	92,741	4,576,782
Redemptions	(156,348)	(8,456,122)	(196,147)	(10,153,617)

Net decrease	(69,747)	$(4,136,967)	(92,129)	$(4,971,339)

Class E
Sales	77,685	$3,775,803	44,309	$2,271,550
Reinvestments	217,860	10,616,328	262,906	12,911,335
Redemptions	(432,402)	(23,095,508)	(454,245)	(23,593,244)

Net decrease	(136,857)	$(8,703,377)	(147,030)	$(8,410,359)

Class G
Sales	28,232	$1,360,070	51,690	$2,603,527
Reinvestments	36,066	1,683,905	42,223	1,993,784
Redemptions	(70,382)	(3,536,478)	(45,368)	(2,267,555)

Net increase (decrease)	(6,084)	$(492,503)	48,545	$2,329,756

Decrease derived from capital shares transactions		$(128,852,663)		$(58,970,414)

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$56.03	$47.25	$53.40	$46.03	$44.04

Income (Loss) from Investment Operations
Net investment income (a)	0.87	1.02	1.01	0.92	0.89
Net realized and unrealized gain (loss)	8.22	13.01	(3.11)	8.74	3.98

Total income (loss) from investment operations	9.09	14.03	(2.10)	9.66	4.87

Less Distributions
Distributions from net investment income	(1.04)	(1.17)	(0.98)	(0.89)	(0.90)
Distributions from net realized capital gains	(3.46)	(4.08)	(3.07)	(1.40)	(1.98)

Total distributions	(4.50)	(5.25)	(4.05)	(2.29)	(2.88)

Net Asset Value, End of Period	$60.62	$56.03	$47.25	$53.40	$46.03

Total Return (%) (b)	18.10	31.15	(4.60)	21.54	11.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.28	0.27
Net ratio of expenses to average net assets (%) (c)	0.27	0.27	0.27	0.26	0.26
Ratio of net investment income to average net assets (%)	1.63	1.95	1.90	1.86	2.02
Portfolio turnover rate (%)	13	12	14	11	8
Net assets, end of period (in millions)	$5,319.9	$4,933.6	$4,117.9	$4,762.6	$4,347.5

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$53.53	$45.34	$51.39	$44.37	$42.55

Income (Loss) from Investment Operations
Net investment income (a)	0.71	0.85	0.84	0.77	0.75
Net realized and unrealized gain (loss)	7.82	12.45	(2.97)	8.42	3.84

Total income (loss) from investment operations	8.53	13.30	(2.13)	9.19	4.59

Less Distributions
Distributions from net investment income	(0.91)	(1.03)	(0.85)	(0.77)	(0.79)
Distributions from net realized capital gains	(3.46)	(4.08)	(3.07)	(1.40)	(1.98)

Total distributions	(4.37)	(5.11)	(3.92)	(2.17)	(2.77)

Net Asset Value, End of Period	$57.69	$53.53	$45.34	$51.39	$44.37

Total Return (%) (b)	17.83	30.80	(4.83)	21.23	11.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.53	0.52
Net ratio of expenses to average net assets (%) (c)	0.52	0.52	0.52	0.51	0.51
Ratio of net investment income to average net assets (%)	1.38	1.70	1.65	1.61	1.77
Portfolio turnover rate (%)	13	12	14	11	8
Net assets, end of period (in millions)	$2,158.0	$2,043.2	$1,779.4	$2,123.5	$1,988.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$55.86	$47.11	$53.24	$45.90	$43.93

Income (Loss) from Investment Operations
Net investment income (a)	0.82	0.96	0.95	0.87	0.84
Net realized and unrealized gain (loss)	8.19	12.98	(3.09)	8.71	3.97

Total income (loss) from investment operations	9.01	13.94	(2.14)	9.58	4.81

Less Distributions
Distributions from net investment income	(0.98)	(1.11)	(0.92)	(0.84)	(0.86)
Distributions from net realized capital gains	(3.46)	(4.08)	(3.07)	(1.40)	(1.98)

Total distributions	(4.44)	(5.19)	(3.99)	(2.24)	(2.84)

Net Asset Value, End of Period	$60.43	$55.86	$47.11	$53.24	$45.90

Total Return (%) (b)	17.99	31.03	(4.69)	21.41	11.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	0.38	0.38	0.38	0.37
Net ratio of expenses to average net assets (%) (c)	0.37	0.37	0.37	0.36	0.36
Ratio of net investment income to average net assets (%)	1.54	1.85	1.80	1.77	1.92
Portfolio turnover rate (%)	13	12	14	11	8
Net assets, end of period (in millions)	$48.1	$48.3	$45.1	$57.0	$64.3

	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$55.56	$46.88	$53.01	$45.71	$43.75

Income (Loss) from Investment Operations
Net investment income (a)	0.79	0.93	0.92	0.84	0.81
Net realized and unrealized gain (loss)	8.14	12.91	(3.08)	8.68	3.97

Total income (loss) from investment operations	8.93	13.84	(2.16)	9.52	4.78

Less Distributions
Distributions from net investment income	(0.95)	(1.08)	(0.90)	(0.82)	(0.84)
Distributions from net realized capital gains	(3.46)	(4.08)	(3.07)	(1.40)	(1.98)

Total distributions	(4.41)	(5.16)	(3.97)	(2.22)	(2.82)

Net Asset Value, End of Period	$60.08	$55.56	$46.88	$53.01	$45.71

Total Return (%) (b)	17.93	30.93	(4.72)	21.35	11.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.43	0.42
Net ratio of expenses to average net assets (%) (c)	0.42	0.42	0.42	0.41	0.41
Ratio of net investment income to average net assets (%)	1.48	1.80	1.75	1.71	1.87
Portfolio turnover rate (%)	13	12	14	11	8
Net assets, end of period (in millions)	$143.3	$140.2	$125.2	$152.3	$144.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$53.39	$45.24	$51.30	$44.29	$42.48

Income (Loss) from Investment Operations
Net investment income (a)	0.68	0.82	0.82	0.75	0.73
Net realized and unrealized gain (loss)	7.78	12.44	(2.98)	8.40	3.83

Total income (loss) from investment operations	8.46	13.26	(2.16)	9.15	4.56

Less Distributions
Distributions from net investment income	(0.88)	(1.03)	(0.83)	(0.74)	(0.77)
Distributions from net realized capital gains	(3.46)	(4.08)	(3.07)	(1.40)	(1.98)

Total distributions	(4.34)	(5.11)	(3.90)	(2.14)	(2.75)

Net Asset Value, End of Period	$57.51	$53.39	$45.24	$51.30	$44.29

Total Return (%) (b)	17.74	30.77	(4.89)	21.18	11.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.57
Net ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.56	0.56
Ratio of net investment income to average net assets (%)	1.33	1.65	1.60	1.57	1.72
Portfolio turnover rate (%)	13	12	14	11	8
Net assets, end of period (in millions)	$23.2	$21.8	$16.3	$18.9	$14.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-18

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-19

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $98,636,800 which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-20

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(324,104,077)	$—	$—	$—	$(324,104,077)
Mutual Funds	(16,514,475)	—	—	—	(16,514,475)
Total Borrowings	$(340,618,552)	$—	$—	$—	$(340,618,552)
Gross amount of recognized liabilities for securities lending transactions					$(340,618,552)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$783,426

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location— Net Realized Gain (Loss)	Equity
Futures contracts	$4,677,449

Statement of Operations Location— Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(159,284)

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$28,350,899

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-21

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition

BHFTII-22

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$918,690,166	$0	$1,481,749,375

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2020 were $17,201,636.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2020 were $519,033.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is

BHFTII-23

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Realized Gain	Change in Unrealized Depreciation	Ending Value as of December 31, 2020	Income earned from affiliates during the period	Number of shares held at December 31, 2020
MetLife, Inc.	$10,584,124	$—	$(988,862)	$354,288	$(1,344,084)	$8,605,466	$360,368	183,290

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$3,503,366,056

Gross unrealized appreciation	4,706,177,119
Gross unrealized depreciation	(177,489,887)

Net unrealized appreciation (depreciation)	$4,528,687,232

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$140,291,507	$140,891,943	$420,900,732	$510,009,332	$561,192,239	$650,901,275

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$130,827,911	$483,916,797	$4,528,687,232	$—	$5,143,431,940

BHFTII-24

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Stock Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Stock Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Stock Index Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-26

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-27

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-28

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-29

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-30

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.
The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MetLife Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended October 31, 2020, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-31

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 9.76%, 9.49%, 9.60%, and 9.54%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 18.40% and 7.51%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 14.73%.

MARKET ENVIRONMENT/CONDITIONS

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the coronavirus (“COVID-19”). The global economy looks to have experienced the deepest, steepest, and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be, and how quickly vaccines to guard against it can be manufactured and distributed at scale, as well as the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility, and stimulate a continued market rebound. Late in the period, the U.S. Federal Reserve (the “Fed”) adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies—a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the COVID-19 pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The Organization of the Petroleum Exporting Countries and other alliance countries (OPEC+) group later agreed on output cuts, with shale oil producers in the U.S. also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

The market’s rotation during the second half of the year was quite pronounced. Positive COVID-19 vaccine news led to a sharp value, smaller cap, and low-quality risk on trade. While it was initially described as another “value rally”—and we did see U.S. Value indices outperform their growth counterparts from November 6th to November 24th by over 950 basis points (“bps”) (and nearly 500 bps for the fourth quarter) – it was much more of a high beta and small cap rally, with the highest beta companies outperforming low beta companies by nearly 28% and small caps besting large ones by over 11% during the fourth quarter.

During the second half of the year, the U.S. Treasury curve bear steepened while the front end remained pinned by a Fed that signaled it was unlikely to hike for an extended period of time. The spread between the 2-year and 10-year segments of the curve widened 24 bps, while 10-year to 30-year segments flattened slightly as widening in 30-year segment failed to keep pace with widening in 10-year segment. The widening in nominal yields in the fourth quarter was driven by rising inflationary expectations, which pushed real yields lower. Given the policy-specific dimension of the widening, there was a degree of decoupling between Treasuries and Bunds. Reflecting the downward trend in yields outside the U.S., the amount of negatively yielding debt in the Bloomberg Barclays Global Aggregate Bond Index reached a new high in December, briefly breaking through $18 trillion.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio underperformed the blended benchmark in 2020. Overall, the equity portion of the Portfolio underperformed the S&P 500 Index while the fixed income portion outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, an underweight position and stock selection within the Information Technology sector detracted from performance relative to the S&P 500 Index. Here, the Portfolio’s underweight positions in computer and personal electronics maker Apple and software giant Microsoft held back relative returns. Additionally, not owning shares of computer graphics processor maker NVIDIA and digital payment technology developer PayPal hurt relative results. An overweight position in semiconductor company Intel further held back relative performance.

An overweight allocation to the Financials sector also hindered relative performance led by overweight positions in diversified financial services firms Citigroup, U.S. Bancorp, and JPMorgan Chase.

Elsewhere, an underweight position in internet retailer Amazon.com and the Portfolio’s holdings of integrated energy company Suncor Energy (Canada) negatively impacted relative results.

Within the fixed income portion of the Portfolio, the Portfolio’s yield curve positioning detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. In particular, an underweight along the short to intermediate part of the curve weighed on relative return as the U.S. treasury curve bull steepened. The Portfolio’s underweight exposure to emerging market dollar sovereign debt modestly detracted from performance. The sector outperformed amid the risk-on sentiment that prevailed for the latter half of the year.

BHFTII-1

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Within the equity portion of the Portfolio, stock selection in the Industrials sector contributed to performance relative to the S&P 500 Index. Here, avoiding poor-performing aerospace company Boeing and overweight positions in shares of leading diversified industrial manufacturer Eaton (Ireland) and defense contractor Raytheon Technologies aided relative performance.

In other sectors, the Portfolio’s holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) supported relative returns. Underweight holdings of integrated oil and gas company Exxon Mobil and integrated energy company Chevron also supported relative results. Avoiding shares of both poor-performing telecommunication services provider AT&T and insurance and investment firm Berkshire Hathaway contributed positively to relative performance. Additionally, the Portfolio’s overweight holdings of healthcare equipment manufacturer Danaher and financial services provider Charles Schwab further bolstered relative returns.

Within the fixed income portion of the Portfolio, an overweight in corporate bonds was the largest source of relative outperformance to the Bloomberg Barclays U.S. Aggregate Bond Index. In aggregate, security selection across corporate bonds was additive as well. An underweight in Treasuries and Agency Mortgage-Backed Securities (“MBS”) helped relative returns as credit markets delivered positive excess returns.

For the twelve months ended December 31, 2020, the equity portion of the Portfolio increased its exposure to Information Technology, Communication Services, and Industrials. In contrast, the Portfolio reduced its weighting to Energy, Consumer Discretionary, and Financials. At the end of the period, the Portfolio had overweight positions in Financials, Industrials, and Health Care and underweight positions in Information Technology, Consumer Discretionary, and Communication Services. Throughout the year, the Portfolio looked to reduce its name count within the equity portion, often by reducing or eliminating positions with higher leverage and/or higher valuations and sought opportunities to upgrade in quality. This included increasing exposure to higher conviction names, many of which offer best in class balance sheets, attractive valuations and high and sustainable dividend yields in our view. As of year-end, this was accomplished and the name count within the equity portion of the Portfolio was within our targeted range of 100-120 securities.

For the twelve months ended December 31, 2020, the fixed income portion of the Portfolio took advantage of the liquidity driven sell-off in March to add exposure to investment-grade Corporates and continued to add corporate bond exposure through the second quarter. In the third quarter, the market environment was marked by lower volatility and tighter spreads, both of which afforded few opportunities in our view. Later in the year, the fixed income portion of the Portfolio began reducing overall risk, with a particular emphasis on reducing spread duration by selling down positions in long, high-quality bonds, as tightening credit spreads have led to a cautious valuation stance from our perspective. At the end of 2020, the fixed income portion of the Portfolio was overweight corporate bonds and securitized debt, specifically, Commercial Mortgage-Backed Securities, Collateralized Loan Obligations, and Asset-Backed Securities. The overweight to these credit sectors was funded with the Portfolio’s significant underweight to Treasuries.

Brooks Taylor^

Steven Gorham

Joshua Marston

Jonathan Sage^

Robert Persons

Johnathon Munko

Henry Peabody

Alexander Mackey

Portfolio Managers

Massachusetts Financial Services Company

^ Brooks Taylor and Jonathan Sage relinquished their portfolio management duties for the Portfolio effective December 31, 2020.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX & THE S&P 500 INDEX & THE BLENDED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	9.76	8.90	8.49
Class B	9.49	8.63	8.22
Class E	9.60	8.74	8.33
Class F	9.54	8.69	8.28
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.43	3.84
S&P 500 Index	18.40	15.21	13.88
Blended Index	14.73	11.10	10.02

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Equity Sectors

% of Net Assets
Financials	13.7
Health Care	10.5
Industrials	9.4
Information Technology	9.1
Consumer Staples	5.2

Top Equity Holdings

% of Net Assets
Comcast Corp.	2.2
Microsoft Corp.	2.0
Johnson & Johnson	1.9
Goldman Sachs Group, Inc. (The)	1.9
JPMorgan Chase & Co.	1.6

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	18.3
Corporate Bonds & Notes	15.2
Mortgage-Backed Securities	2.6
Asset-Backed Securities	2.2
Municipals	0.4

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	3.5
Fannie Mae 30 Yr. Pool	3.3
U.S. Treasury Bonds	2.7
Ginnie Mae II 30 Yr. Pool	2.2
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.1

BHFTII-3

Brighthouse Funds Trust II

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A	Actual	0.64%	$1,000.00	$1,143.20	$3.45
	Hypothetical*	0.64%	$1,000.00	$1,021.92	$3.25

Class B	Actual	0.89%	$1,000.00	$1,141.80	$4.79
	Hypothetical*	0.89%	$1,000.00	$1,020.66	$4.52

Class E	Actual	0.79%	$1,000.00	$1,142.30	$4.25
	Hypothetical*	0.79%	$1,000.00	$1,021.17	$4.01

Class F	Actual	0.84%	$1,000.00	$1,142.10	$4.52
	Hypothetical*	0.84%	$1,000.00	$1,020.91	$4.27

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

BHFTII-4

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks — 58.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 1.2%
L3Harris Technologies, Inc.	17,712	$3,347,922
Lockheed Martin Corp.	7,481	2,655,605
Northrop Grumman Corp.	10,286	3,134,350

		9,137,877

Air Freight & Logistics — 0.2%
United Parcel Service, Inc. - Class B	10,640	1,791,776

Auto Components — 0.8%
Aptiv plc	12,876	1,677,614
Lear Corp.	28,135	4,474,309

		6,151,923

Banks — 5.2%
Bank of America Corp.	267,860	8,118,837
JPMorgan Chase & Co.	95,879	12,183,344
PNC Financial Services Group, Inc. (The)	25,506	3,800,394
Truist Financial Corp.	195,299	9,360,681
U.S. Bancorp	113,515	5,288,664

		38,751,920

Beverages — 0.7%
Diageo plc	77,194	3,050,792
PepsiCo, Inc.	16,659	2,470,530

		5,521,322

Building Products — 2.1%
Johnson Controls International plc	155,918	7,264,220
Masco Corp.	107,953	5,929,858
Trane Technologies plc	18,278	2,653,234

		15,847,312

Capital Markets — 5.4%
BlackRock, Inc.	3,473	2,505,909
Blackstone Group, Inc. (The) - Class A	34,735	2,251,175
Cboe Global Markets, Inc.	25,895	2,411,342
Charles Schwab Corp. (The)	191,198	10,141,142
Goldman Sachs Group, Inc. (The)	53,254	14,043,612
Invesco, Ltd.	102,762	1,791,142
Nasdaq, Inc.	18,163	2,410,957
Northern Trust Corp.	25,988	2,420,522
T. Rowe Price Group, Inc.	14,936	2,261,161

		40,236,962

Chemicals — 1.4%
Axalta Coating Systems, Ltd. (a)	82,401	2,352,548
DuPont de Nemours, Inc.	39,099	2,780,330
PPG Industries, Inc.	37,798	5,451,228

		10,584,106

Construction Materials — 0.2%
Vulcan Materials Co.	10,331	1,532,191

Distributors — 0.3%
LKQ Corp. (a)	59,224	$2,087,054

Electric Utilities — 2.4%
Duke Energy Corp.	66,634	6,101,009
Exelon Corp.	74,404	3,141,337
PG&E Corp. (a)	129,577	1,614,529
Pinnacle West Capital Corp.	21,190	1,694,141
Southern Co. (The)	85,233	5,235,863

		17,786,879

Electrical Equipment — 1.3%
Eaton Corp. plc	80,218	9,637,390

Entertainment — 0.4%
Electronic Arts, Inc.	20,218	2,903,305

Equity Real Estate Investment Trusts — 0.5%
Public Storage	5,237	1,209,380
STORE Capital Corp. (b)	85,824	2,916,300

		4,125,680

Food & Staples Retailing — 0.6%
Walmart, Inc.	31,311	4,513,481

Food Products — 2.0%
Archer-Daniels-Midland Co.	52,449	2,643,954
Danone S.A.	39,288	2,582,241
General Mills, Inc.	42,684	2,509,819
J.M. Smucker Co. (The) (b)	12,168	1,406,621
Mondelez International, Inc. - Class A	35,208	2,058,612
Nestle S.A.	35,485	4,177,610

		15,378,857

Health Care Equipment & Supplies — 2.5%
Becton Dickinson & Co. (b)	10,600	2,652,332
Danaher Corp.	34,576	7,680,712
Medtronic plc	73,898	8,656,412

		18,989,456

Health Care Providers & Services — 2.8%
Cigna Corp.	55,878	11,632,682
McKesson Corp.	25,868	4,498,963
Quest Diagnostics, Inc.	38,172	4,548,957

		20,680,602

Household Products — 0.8%
Colgate-Palmolive Co.	39,871	3,409,369
Kimberly-Clark Corp.	19,486	2,627,298

		6,036,667

Industrial Conglomerates — 1.7%
3M Co.	21,375	3,736,136
Honeywell International, Inc.	41,971	8,927,232

		12,663,368

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance — 3.2%
Aon plc - Class A	29,189	$6,166,760
Chubb, Ltd.	46,248	7,118,492
Marsh & McLennan Cos., Inc.	19,989	2,338,713
Reinsurance Group of America, Inc.	12,067	1,398,566
Travelers Cos., Inc. (The)	31,505	4,422,357
Willis Towers Watson plc	11,118	2,342,340

		23,787,228

Interactive Media & Services — 0.4%
Alphabet, Inc. - Class A (a)	1,699	2,977,735

IT Services — 2.5%
Accenture plc - Class A	28,826	7,529,639
Amdocs, Ltd.	44,479	3,154,896
Fidelity National Information Services, Inc.	29,334	4,149,588
Fiserv, Inc. (a)	35,741	4,069,470

		18,903,593

Life Sciences Tools & Services — 0.7%
Thermo Fisher Scientific, Inc.	11,324	5,274,493

Machinery — 1.3%
Caterpillar, Inc.	17,706	3,222,846
Ingersoll Rand, Inc. (a)	61,717	2,811,826
Otis Worldwide Corp.	17,325	1,170,304
Stanley Black & Decker, Inc.	14,623	2,611,083

		9,816,059

Media — 2.3%
Comcast Corp. - Class A	310,069	16,247,616
Omnicom Group, Inc. (b)	11,103	692,494

		16,940,110

Metals & Mining — 0.2%
Rio Tinto plc	22,616	1,692,218

Multi-Utilities — 0.1%
Sempra Energy	8,009	1,020,427

Multiline Retail — 0.6%
Target Corp.	24,812	4,380,062

Oil, Gas & Consumable Fuels — 1.2%
ConocoPhillips	43,333	1,732,887
Enterprise Products Partners L.P.	117,082	2,293,636
Hess Corp.	52,295	2,760,653
Pioneer Natural Resources Co.	8,630	982,871
Valero Energy Corp.	20,523	1,160,986

		8,931,033

Pharmaceuticals — 4.1%
Bayer AG	23,031	1,353,710

Pharmaceuticals —(Continued)
Eli Lilly and Co.	19,905	$3,360,760
Johnson & Johnson	90,073	14,175,689
Merck & Co., Inc.	95,232	7,789,977
Roche Holding AG	11,343	3,957,662

		30,637,798

Professional Services — 0.4%
Equifax, Inc.	14,266	2,751,055

Road & Rail — 1.1%
Union Pacific Corp.	41,488	8,638,631

Semiconductors & Semiconductor Equipment — 3.2%
Applied Materials, Inc.	37,014	3,194,308
Intel Corp.	120,774	6,016,961
NXP Semiconductors NV	20,438	3,249,846
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (b)	45,839	4,998,285
Texas Instruments, Inc.	38,622	6,339,029

		23,798,429

Software — 2.8%
Adobe, Inc. (a)	6,584	3,292,790
Microsoft Corp.	67,873	15,096,313
Oracle Corp.	41,784	2,703,007

		21,092,110

Specialty Retail — 0.4%
Home Depot, Inc. (The)	10,745	2,854,087

Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.	16,015	2,125,030

Tobacco — 1.0%
Philip Morris International, Inc.	93,224	7,718,015

Wireless Telecommunication Services — 0.4%
T-Mobile U.S., Inc.	23,132	3,119,350

Total Common Stocks (Cost $314,703,639)		440,815,591

U.S. Treasury & Government Agencies — 18.3%

Agency Sponsored Mortgage—Backed — 12.1%
Fannie Mae 15 Yr. Pool
2.500%, 11/01/31	35,252	36,846
2.500%, 06/01/35	574,057	598,540
3.000%, 11/01/28	97,941	104,496
3.000%, 09/01/30	62,794	66,019
3.000%, 12/01/31	804,110	866,771
3.000%, 08/01/33	51,367	53,867
3.000%, 10/01/33	679,084	712,886
3.000%, 12/01/33	88,490	92,903
5.500%, 01/01/21	105	105

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed —(Continued)
Fannie Mae 15 Yr. Pool
5.500%, 03/01/21	75	$75
6.000%, 01/01/21	69	69
6.000%, 05/01/21	470	472
Fannie Mae 20 Yr. Pool
3.000%, 07/01/37	133,617	140,338
3.000%, 11/01/37	248,797	261,312
3.500%, 04/01/38	242,385	257,275
Fannie Mae 30 Yr. Pool
2.500%, 02/01/50	432,810	456,575
2.500%, 06/01/50	50,002	53,982
2.500%, 07/01/50	486,538	523,603
2.500%, 12/01/50	548,000	578,091
3.000%, 09/01/46	150,129	162,678
3.000%, 10/01/46	572,805	620,208
3.000%, 11/01/46	756,874	819,510
3.000%, 06/01/50	111,141	121,611
3.000%, 07/01/50	254,898	267,207
3.000%, 08/01/50	879,132	921,681
3.000%, 09/01/50	458,206	481,246
3.500%, 11/01/41	34,813	38,065
3.500%, 01/01/42	450,608	494,147
3.500%, 01/01/43	155,854	169,430
3.500%, 04/01/43	529,355	575,268
3.500%, 05/01/43	461,491	494,206
3.500%, 07/01/43	698,671	756,354
3.500%, 08/01/43	237,771	258,560
3.500%, 09/01/43	959,415	1,037,936
3.500%, 02/01/45	746,418	815,756
3.500%, 09/01/45	647,152	693,024
3.500%, 10/01/45	537,914	586,019
3.500%, 01/01/46	185,982	203,312
3.500%, 05/01/46	197,190	214,388
3.500%, 07/01/46	735,442	798,464
4.000%, 09/01/40	491,607	536,438
4.000%, 11/01/40	151,478	166,090
4.000%, 12/01/40	337,895	368,614
4.000%, 02/01/41	178,552	195,659
4.000%, 06/01/41	373,942	408,835
4.000%, 11/01/41	136,349	149,453
4.000%, 01/01/42	949,957	1,038,879
4.000%, 04/01/42	130,763	143,461
4.000%, 10/01/42	108,525	118,691
4.000%, 12/01/42	119,789	131,338
4.000%, 01/01/43	151,781	167,184
4.000%, 04/01/43	35,104	38,452
4.000%, 05/01/43	258,683	284,272
4.000%, 06/01/43	161,808	176,713
4.000%, 07/01/43	121,318	132,460
4.000%, 04/01/44	84,982	93,159
4.000%, 05/01/44	297,480	325,858
4.000%, 11/01/44	117,491	128,049
4.000%, 06/01/47	438,001	471,987
4.500%, 08/01/33	90,575	100,032
4.500%, 03/01/34	259,125	286,594
4.500%, 01/01/40	80,401	89,959

Agency Sponsored Mortgage—Backed —(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 08/01/40	23,892	26,825
4.500%, 02/01/41	135,126	151,190
4.500%, 04/01/41	269,291	302,365
4.500%, 11/01/42	73,964	82,624
4.500%, 01/01/43	183,299	205,977
4.500%, 04/01/44	1,064,019	1,192,000
4.500%, 06/01/44	102,793	114,825
5.000%, 11/01/33	51,277	59,307
5.000%, 03/01/34	42,494	49,075
5.000%, 05/01/34	16,334	18,948
5.000%, 08/01/34	17,199	19,935
5.000%, 09/01/34	66,630	77,252
5.000%, 06/01/35	42,797	49,760
5.000%, 07/01/35	136,442	158,597
5.000%, 08/01/35	41,874	48,674
5.000%, 09/01/35	30,926	35,965
5.000%, 10/01/35	110,228	128,148
5.000%, 07/01/39	102,280	116,912
5.000%, 10/01/39	62,108	72,223
5.000%, 11/01/39	36,708	42,684
5.000%, 11/01/40	53,392	61,222
5.000%, 01/01/41	5,845	6,466
5.000%, 03/01/41	31,180	36,253
5.500%, 02/01/33	13,615	15,474
5.500%, 05/01/33	2,098	2,345
5.500%, 06/01/33	98,290	114,473
5.500%, 07/01/33	82,279	95,825
5.500%, 11/01/33	50,546	58,894
5.500%, 12/01/33	10,516	11,750
5.500%, 01/01/34	65,796	74,845
5.500%, 02/01/34	67,737	78,334
5.500%, 03/01/34	21,350	24,214
5.500%, 04/01/34	31,841	35,619
5.500%, 05/01/34	163,083	188,901
5.500%, 06/01/34	184,763	215,461
5.500%, 07/01/34	62,544	70,885
5.500%, 09/01/34	184,397	208,586
5.500%, 10/01/34	217,109	249,139
5.500%, 11/01/34	253,719	293,685
5.500%, 12/01/34	133,974	156,210
5.500%, 01/01/35	182,628	214,515
5.500%, 04/01/35	40,036	47,059
5.500%, 07/01/35	15,506	17,327
5.500%, 08/01/35	7,019	7,838
5.500%, 09/01/35	124,258	146,059
6.000%, 02/01/32	51,391	58,503
6.000%, 03/01/34	12,665	14,585
6.000%, 04/01/34	129,012	151,283
6.000%, 06/01/34	142,535	168,093
6.000%, 07/01/34	106,691	126,328
6.000%, 08/01/34	144,354	168,917
6.000%, 10/01/34	93,683	112,088
6.000%, 11/01/34	26,181	29,882
6.000%, 12/01/34	7,708	8,671
6.000%, 08/01/35	14,525	16,421

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed —(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 09/01/35	22,061	$25,966
6.000%, 10/01/35	43,295	50,058
6.000%, 11/01/35	8,267	9,299
6.000%, 12/01/35	43,806	50,930
6.000%, 02/01/36	48,571	54,686
6.000%, 04/01/36	29,906	33,760
6.000%, 06/01/36	6,779	8,150
6.000%, 07/01/37	66,019	77,230
6.500%, 06/01/31	18,912	21,440
6.500%, 09/01/31	20,337	23,266
6.500%, 02/01/32	9,141	10,545
6.500%, 07/01/32	47,626	55,678
6.500%, 08/01/32	35,884	40,689
6.500%, 01/01/33	19,369	22,368
6.500%, 04/01/34	39,390	44,973
6.500%, 06/01/34	10,670	12,415
6.500%, 04/01/36	10,867	12,174
6.500%, 05/01/36	33,960	40,131
6.500%, 02/01/37	52,698	61,812
6.500%, 05/01/37	28,609	33,227
6.500%, 07/01/37	32,579	37,936
Fannie Mae Pool
2.280%, 11/01/26	148,037	158,719
2.410%, 05/01/23	85,436	88,328
2.550%, 05/01/23	137,003	141,998
2.700%, 07/01/25	121,000	131,111
5.000%, 03/01/26	79,285	91,026
Fannie Mae REMICS (CMO)
2.000%, 10/25/40	43,264	43,796
2.000%, 05/25/44	88,433	90,472
2.000%, 04/25/46	104,078	107,917
3.000%, 02/25/33 (c)	113,993	12,495
3.250%, 05/25/40	58,923	63,894
3.500%, 05/25/25	160,870	165,149
4.000%, 10/25/40	70,042	77,992
4.000%, 07/25/46 (c)	126,335	23,672
5.000%, 03/25/25	22,101	23,340
5.500%, 02/15/36 (c)	28,719	5,458
Fannie Mae-ACES
2.584%, 12/25/26 (d)	511,000	560,554
Freddie Mac 15 Yr. Gold Pool
4.500%, 08/01/24	63,334	67,344
6.000%, 05/01/21	210	210
6.000%, 10/01/21	2,337	2,352
Freddie Mac 20 Yr. Gold Pool
3.000%, 01/01/38	450,820	472,103
3.500%, 11/01/37	305,147	324,705
3.500%, 05/01/38	75,240	79,475
4.000%, 08/01/37	64,974	70,273
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	364,610	388,550
3.000%, 04/01/43	866,991	946,229
3.000%, 05/01/43	760,288	830,501
3.000%, 05/01/46	371,126	402,724
3.000%, 10/01/46	721,932	781,899

Agency Sponsored Mortgage—Backed —(Continued)
Freddie Mac 30 Yr. Gold Pool
3.000%, 11/01/46	1,324,200	1,422,030
3.000%, 03/01/48	98,905	103,579
3.500%, 02/01/42	300,878	328,282
3.500%, 04/01/42	229,886	255,163
3.500%, 12/01/42	535,229	587,794
3.500%, 04/01/43	154,875	170,141
3.500%, 07/01/43	30,589	33,150
3.500%, 08/01/43	343,430	372,426
3.500%, 12/01/45	260,314	278,533
3.500%, 12/01/46	1,204,066	1,285,693
4.000%, 11/01/40	337,030	367,476
4.000%, 01/01/41	741,145	813,199
4.000%, 04/01/44	236,366	259,232
4.000%, 08/01/47	527,037	565,639
4.500%, 04/01/35	22,703	25,109
4.500%, 07/01/39	115,702	129,407
4.500%, 09/01/39	67,165	75,396
4.500%, 10/01/39	38,565	43,282
4.500%, 12/01/39	56,938	63,236
4.500%, 05/01/42	108,131	121,366
5.000%, 09/01/33	98,301	113,564
5.000%, 03/01/34	23,683	27,349
5.000%, 04/01/34	18,111	21,018
5.000%, 08/01/35	23,281	27,084
5.000%, 10/01/35	58,716	68,309
5.000%, 11/01/35	35,198	40,927
5.000%, 12/01/36	26,208	30,434
5.000%, 07/01/39	186,674	216,990
5.500%, 12/01/33	138,010	161,715
5.500%, 01/01/34	80,665	94,208
5.500%, 04/01/34	9,891	11,051
5.500%, 11/01/34	12,024	13,841
5.500%, 12/01/34	7,215	8,054
5.500%, 05/01/35	21,507	24,348
5.500%, 09/01/35	29,054	33,019
5.500%, 10/01/35	18,714	20,960
6.000%, 04/01/34	52,336	59,483
6.000%, 07/01/34	21,790	24,971
6.000%, 08/01/34	158,029	188,908
6.000%, 09/01/34	2,283	2,566
6.000%, 07/01/35	22,784	27,340
6.000%, 08/01/35	29,267	35,176
6.000%, 11/01/35	30,359	36,502
6.000%, 03/01/36	17,828	20,104
6.000%, 10/01/36	23,852	27,888
6.000%, 05/01/37	36,520	42,620
6.000%, 06/01/37	22,246	26,026
6.500%, 05/01/34	11,020	12,624
6.500%, 06/01/34	50,694	58,148
6.500%, 08/01/34	44,118	49,441
6.500%, 10/01/34	38,999	44,888
6.500%, 11/01/34	38,667	43,332
6.500%, 05/01/37	15,959	17,885
6.500%, 07/01/37	35,408	40,390
Freddie Mac 30 Yr. Pool
3.000%, 05/01/50	138,208	149,620
3.000%, 07/01/50	36,561	39,835

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed —(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
0.197%, 11/25/27 (c) (d)	5,207,000	$76,555
0.241%, 12/25/27 (c) (d)	3,235,000	58,787
0.276%, 11/25/24 (c) (d)	4,908,000	53,727
0.279%, 09/25/27 (c) (d)	3,341,000	66,268
0.288%, 12/25/27 (c) (d)	3,579,000	75,740
0.290%, 11/25/27 (c) (d)	3,667,263	67,407
0.307%, 11/25/32 (c) (d)	2,788,390	79,721
0.315%, 08/25/24 (c) (d)	4,897,000	62,288
0.326%, 11/25/27 (c) (d)	3,338,410	71,947
0.329%, 08/25/27 (c) (d)	3,107,000	71,779
0.363%, 10/25/24 (c) (d)	6,354,278	71,265
0.368%, 12/25/27 (c) (d)	5,685,422	135,107
0.412%, 08/25/24 (c) (d)	8,835,482	108,656
0.432%, 08/25/27 (c) (d)	2,119,396	56,258
0.503%, 07/25/24 (c) (d)	4,483,000	78,933
0.577%, 07/25/27 (c) (d)	3,858,355	133,665
0.604%, 07/25/24 (c) (d)	1,602,108	26,377
0.635%, 06/25/27 (c) (d)	4,356,000	181,719
0.750%, 06/25/27 (c) (d)	1,469,173	63,220
0.880%, 04/25/24 (c) (d)	1,702,563	39,096
1.081%, 11/25/30 (c) (d)	400,945	38,996
1.089%, 07/25/29 (c) (d)	256,683	21,307
1.145%, 08/25/29 (c) (d)	1,595,346	138,642
1.170%, 09/25/30 (c) (d)	229,735	23,823
1.342%, 06/25/30 (c) (d)	396,103	45,640
1.600%, 08/25/30 (c) (d)	357,560	49,183
1.662%, 05/25/30 (c) (d)	384,386	53,517
1.796%, 05/25/30 (c) (d)	1,002,928	149,529
1.799%, 04/25/30 (c) (d)	300,000	45,444
1.868%, 04/25/30 (c) (d)	808,011	124,446
2.510%, 11/25/22	489,000	504,940
2.670%, 12/25/24	507,000	547,711
2.791%, 01/25/22	474,000	483,583
3.010%, 07/25/25	134,000	147,818
3.060%, 07/25/23 (d)	59,000	62,664
3.064%, 08/25/24 (d)	255,000	275,937
3.111%, 02/25/23	695,000	731,142
3.117%, 06/25/27	354,000	402,097
3.151%, 11/25/25	317,000	353,241
3.171%, 10/25/24	424,000	464,908
3.187%, 09/25/27 (d)	242,000	277,130
3.250%, 04/25/23 (d)	803,000	849,666
3.320%, 02/25/23	227,000	240,058
3.458%, 08/25/23 (d)	566,000	607,481
3.650%, 02/25/28 (d)	285,000	336,052
3.900%, 04/25/28	528,000	630,974
Freddie Mac REMICS (CMO)
3.000%, 07/15/39	64,727	69,997
3.500%, 06/15/42	61,000	68,604
4.500%, 12/15/40 (c)	28,662	2,729
5.000%, 01/15/40	85,896	98,619
Ginnie Mae I 30 Yr. Pool
3.500%, 12/15/41	263,397	302,560
3.500%, 02/15/42	65,249	71,564
4.500%, 09/15/33	46,199	51,701

Agency Sponsored Mortgage—Backed —(Continued)
Ginnie Mae I 30 Yr. Pool
4.500%, 11/15/39	103,477	115,238
4.500%, 03/15/40	160,821	184,818
4.500%, 04/15/40	157,668	176,669
4.500%, 06/15/40	59,140	66,678
5.000%, 03/15/34	14,646	16,635
5.000%, 06/15/34	37,731	43,242
5.000%, 12/15/34	16,877	19,335
5.000%, 06/15/35	6,458	7,121
5.500%, 11/15/32	54,401	60,454
5.500%, 08/15/33	118,921	134,246
5.500%, 12/15/33	70,555	81,352
5.500%, 09/15/34	50,364	57,621
5.500%, 10/15/35	8,547	9,638
6.000%, 12/15/28	20,377	23,657
6.000%, 12/15/31	12,728	14,708
6.000%, 03/15/32	971	1,091
6.000%, 10/15/32	94,373	113,977
6.000%, 01/15/33	18,009	20,280
6.000%, 02/15/33	1,302	1,503
6.000%, 04/15/33	95,616	115,477
6.000%, 08/15/33	516	580
6.000%, 07/15/34	48,073	57,475
6.000%, 09/15/34	21,834	24,558
6.000%, 01/15/38	58,468	68,990
Ginnie Mae II 30 Yr. Pool 2.000%, TBA (e)	2,050,000	2,140,005
2.500%, 11/20/50	748,074	792,460
2.500%, 12/20/50	1,375,000	1,456,584
2.500%, TBA (e)	2,575,000	2,723,447
3.000%, 04/20/45	187,913	200,440
3.000%, 04/20/46	91,311	97,214
3.000%, 08/20/46	98,350	104,794
3.000%, 09/20/46	225,333	240,110
3.000%, 11/20/47	1,120,856	1,188,561
3.000%, 01/20/48	1,543,920	1,636,300
3.000%, 02/20/48	93,921	98,270
3.000%, 04/20/48	30,810	32,273
3.000%, 08/20/50	221,813	233,188
3.000%, 09/20/50	345,199	363,227
3.000%, TBA (e)	500,000	522,788
3.500%, 06/20/43	387,179	421,612
3.500%, 07/20/43	487,855	531,304
3.500%, 11/20/47	97,937	104,889
3.500%, 03/20/48	1,157,446	1,236,185
3.500%, TBA (e)	1,350,000	1,430,694
4.000%, 01/20/41	442,075	487,870
4.000%, 02/20/41	109,043	120,610
4.000%, 04/20/41	86,634	95,830
4.000%, 02/20/42	113,140	125,032
4.000%, TBA (e)	50,000	53,306
4.500%, 07/20/33	7,309	8,157
4.500%, 09/20/33	5,282	5,894
4.500%, 12/20/34	3,227	3,597
4.500%, 03/20/35	23,981	26,781
4.500%, 01/20/41	118,389	133,627
5.000%, 07/20/33	18,183	20,660

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed —(Continued)
Ginnie Mae II 30 Yr. Pool
6.000%, 01/20/35	22,663	$26,302
6.000%, 02/20/35	11,133	12,935
6.000%, 04/20/35	20,772	24,105
Government National Mortgage Association (CMO)
0.617%, 02/16/59 (c) (d)	1,603,018	76,811
4.000%, 07/20/41	77,282	85,779
4.500%, 09/20/41	52,210	57,371
Uniform Mortgage-Backed Securities 15 Yr. Pool
1.500%, TBA (e)	550,000	565,816
2.000%, TBA (e)	1,650,000	1,723,508
2.500%, TBA (e)	1,450,000	1,512,148
Uniform Mortgage-Backed Securities 30 Yr. Pool
1.500%, TBA (e)	1,775,000	1,793,094
2.000%, TBA (e)	5,325,000	5,525,205
2.500%, TBA (e)	3,915,000	4,124,159
3.000%, TBA (e)	3,700,000	3,877,260
4.000%, TBA (e)	375,000	400,458

		90,870,899

U.S. Treasury — 6.2%
U.S. Treasury Bonds
2.375%, 11/15/49	8,020,000	9,401,884
2.500%, 02/15/45	68,000	80,941
2.875%, 05/15/43	2,550,000	3,218,180
2.875%, 11/15/46	2,439,000	3,110,106
3.000%, 02/15/48	2,332,000	3,055,375
3.500%, 02/15/39	1,093,000	1,482,296
U.S. Treasury Notes
1.375%, 01/31/22	14,000,000	14,188,125
1.375%, 01/31/25	11,500,000	12,015,703

		46,552,610

Total U.S. Treasury & Government Agencies (Cost $133,054,461)		137,423,509

Corporate Bonds & Notes — 15.2%

Aerospace/Defense — 0.3%
BAE Systems plc 3.400%, 04/15/30(144A)	336,000	380,447
L3Harris Technologies, Inc. 3.850%, 06/15/23	792,000	855,425
Raytheon Technologies Corp. 4.125%, 11/16/28	562,000	669,699

		1,905,571

Auto Manufacturers — 0.4%
General Motors Co. 6.750%, 04/01/46	374,000	539,513
General Motors Financial Co., Inc.
2.750%, 06/20/25	355,000	379,527
4.350%, 04/09/25	203,000	226,586
Hyundai Capital America
2.650%, 02/10/25(144A)	324,000	343,196
3.000%, 02/10/27(144A)	562,000	609,862

Auto Manufacturers —(Continued)
Toyota Motor Credit Corp.
3.375%, 04/01/30 (b)	392,000	458,368
Volkswagen Group of America Finance LLC 3.350%, 05/13/25(144A)	305,000	335,237

		2,892,289

Auto Parts & Equipment — 0.3%
Lear Corp.
3.800%, 09/15/27	801,000	898,237
4.250%, 05/15/29	275,000	314,096
Magna International, Inc. 2.450%, 06/15/30	766,000	823,523

		2,035,856

Banks — 2.4%
Bank of America Corp.
2.676%, SOFR + 1.930%, 06/19/41 (d)	682,000	709,488
3.004%, 3M LIBOR + 0.790%, 12/20/23 (d)	510,000	537,031
3.366%, 3M LIBOR + 0.810%, 01/23/26 (d)	591,000	650,513
3.500%, 04/19/26	496,000	561,999
4.100%, 07/24/23	1,270,000	1,389,824
4.125%, 01/22/24	1,357,000	1,506,695
Bank of New York Mellon Corp. (The) 1.600%, 04/24/25	631,000	659,565
BBVA Bancomer S.A. 6.750%, 09/30/22(144A)	810,000	875,610
Citigroup, Inc. 2.666%, SOFR + 1.146%, 01/29/31 (d)	980,000	1,050,777
Goldman Sachs Group, Inc. (The) 2.600%, 02/07/30	980,000	1,054,049
JPMorgan Chase & Co.
2.956%, SOFR + 2.515%, 05/13/31 (d)	192,000	210,477
3.109%, SOFR + 2.460%, 04/22/41 (d)	983,000	1,097,184
3.782%, 3M LIBOR + 1.337%, 02/01/28 (d)	1,362,000	1,565,708
3.897%, 3M LIBOR + 1.220%, 01/23/49 (d)	400,000	503,390
Morgan Stanley
2.699%, SOFR + 1.143%, 01/22/31 (d)	1,442,000	1,564,553
3.125%, 01/23/23	132,000	139,301
3.875%, 04/29/24	557,000	616,600
4.000%, 07/23/25	396,000	453,280
National Securities Clearing Corp. 1.500%, 04/23/25(144A)	442,000	457,449
PNC Bank N.A. 2.700%, 10/22/29	250,000	273,203
Royal Bank of Canada 1.150%, 06/10/25 (b)	954,000	974,664
State Street Corp. 2.901%, SOFR + 2.600%, 03/30/26 (d)	142,000	154,654
Truist Bank 2.250%, 03/11/30	946,000	991,960

		17,997,974

Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	706,000	1,194,701

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages —(Continued)
Constellation Brands, Inc. 3.500%, 05/09/27	1,077,000	$1,214,575
Diageo Capital plc 2.375%, 10/24/29	835,000	898,440
Keurig Dr Pepper, Inc.
3.200%, 05/01/30	123,000	139,190
3.800%, 05/01/50	252,000	301,279
PepsiCo, Inc. 3.500%, 03/19/40	197,000	235,976

		3,984,161

Building Materials — 0.3%
Carrier Global Corp. 3.377%, 04/05/40	652,000	711,361
CRH America Finance, Inc. 4.500%, 04/04/48(144A)	362,000	455,480
Martin Marietta Materials, Inc.
2.500%, 03/15/30 (b)	78,000	83,456
3.500%, 12/15/27	297,000	336,411
Masco Corp. 4.375%, 04/01/26	623,000	731,311
Vulcan Materials Co. 3.500%, 06/01/30	132,000	151,537

		2,469,556

Chemicals — 0.1%
Sherwin-Williams Co. (The) 4.500%, 06/01/47	402,000	536,846

Commercial Services — 0.5%
ERAC USA Finance LLC 7.000%, 10/15/37(144A)	672,000	1,041,087
Experian Finance plc 4.250%, 02/01/29(144A)	533,000	641,396
IHS Markit, Ltd.
3.625%, 05/01/24	121,000	131,984
4.000%, 03/01/26(144A)	627,000	718,291
4.250%, 05/01/29 (b)	181,000	219,890
4.750%, 02/15/25(144A)	191,000	219,192
RELX Capital, Inc. 3.000%, 05/22/30	214,000	237,503
Verisk Analytices, Inc. 4.125%, 03/15/29	762,000	915,290

		4,124,633

Computers — 0.3%
Apple, Inc.
2.050%, 09/11/26	131,000	140,045
2.850%, 05/11/24 (b)	654,000	705,026
3.850%, 05/04/43	370,000	466,734
Dell International LLC / EMC Corp. 4.900%, 10/01/26(144A)	583,000	688,264

		2,000,069

Cosmetics/Personal Care — 0.0%
Estee Lauder Cos., Inc. (The) 2.600%, 04/15/30	317,000	347,984

Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.650%, 07/21/27 (b)	320,000	348,606
4.875%, 01/16/24	150,000	163,707
Avolon Holdings Funding, Ltd.
3.250%, 02/15/27(144A)	248,000	252,944
4.375%, 05/01/26(144A)	243,000	263,171
Capital One Financial Corp. 3.750%, 03/09/27 (b)	621,000	708,438
Intercontinental Exchange, Inc.
1.850%, 09/15/32	219,000	220,771
2.100%, 06/15/30	737,000	766,548
2.350%, 09/15/22 (b)	135,000	139,130
4.000%, 10/15/23	350,000	383,218
Raymond James Financial, Inc. 4.950%, 07/15/46	778,000	1,064,531
Visa, Inc. 3.150%, 12/14/25 (b)	1,511,000	1,694,748
Western Union Co. (The) 2.850%, 01/10/25	198,000	212,666

		6,218,478

Electric — 1.1%
Berkshire Hathaway Energy Co. 3.750%, 11/15/23	440,000	479,080
Duke Energy Corp. 2.650%, 09/01/26	131,000	142,703
Enel Finance International NV 2.650%, 09/10/24(144A)	334,000	355,720
4.875%, 06/14/29(144A)	496,000	618,984
Evergy, Inc. 2.900%, 09/15/29	566,000	620,100
Exelon Corp. 4.050%, 04/15/30	660,000	780,567
FirstEnergy Corp. 3.400%, 03/01/50	374,000	357,597
Georgia Power Co. 3.700%, 01/30/50	51,000	60,922
Jersey Central Power & Light Co. 4.300%, 01/15/26(144A)	474,000	529,933
Northern States Power Co. 2.600%, 06/01/51	657,000	694,540
Oncor Electric Delivery Co. LLC 5.750%, 03/15/29	795,000	1,047,901
Pacific Gas and Electric Co. 2.100%, 08/01/27	166,000	168,449
3.300%, 08/01/40	319,000	317,625
PPL Capital Funding, Inc. 3.400%, 06/01/23	480,000	509,727
5.000%, 03/15/44	296,000	381,594
Xcel Energy, Inc. 3.400%, 06/01/30	335,000	384,401

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric —(Continued)
Xcel Energy, Inc.
3.500%, 12/01/49	390,000	$455,085

		7,904,928

Electronics — 0.1%
Roper Technologies, Inc. 2.000%, 06/30/30 (b)	526,000	537,332
2.950%, 09/15/29	167,000	183,382
4.200%, 09/15/28	281,000	335,007

		1,055,721

Environmental Control — 0.1%
Republic Services, Inc. 1.450%, 02/15/31	344,000	336,465
3.950%, 05/15/28	446,000	522,801

		859,266

Food — 0.2%
General Mills, Inc. 2.875%, 04/15/30	152,000	168,447
4.000%, 04/17/25	729,000	823,977
Mondelez International, Inc. 1.500%, 02/04/31	174,000	171,805

		1,164,229

Gas — 0.3%
APT Pipelines, Ltd. 4.200%, 03/23/25(144A)	1,228,000	1,354,368
4.250%, 07/15/27(144A)	93,000	105,629
East Ohio Gas Co. (The) 2.000%, 06/15/30(144A)	457,000	473,361
NiSource, Inc. 5.650%, 02/01/45	176,000	252,787

		2,186,145

Healthcare-Products — 0.5%
Alcon Finance Corp. 2.600%, 05/27/30(144A)	200,000	213,006
3.800%, 09/23/49(144A)	462,000	544,078
Boston Scientific Corp. 3.750%, 03/01/26	813,000	922,420
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	376,000	419,051
3.200%, 08/15/27 (b)	867,000	974,233
Zimmer Biomet Holdings, Inc. 3.550%, 04/01/25	955,000	1,054,696

		4,127,484

Healthcare-Services — 0.4%
HCA, Inc. 5.125%, 06/15/39	645,000	824,328
Laboratory Corp. of America Holdings 3.200%, 02/01/22	213,000	219,335
3.250%, 09/01/24	558,000	607,229

Healthcare-Services —(Continued)
Laboratory Corp. of America Holdings
4.700%, 02/01/45	236,000	309,306
Northwell Healthcare, Inc. 3.979%, 11/01/46	57,000	65,240
4.260%, 11/01/47	456,000	546,218
UnitedHealth Group, Inc. 3.500%, 08/15/39	250,000	297,005

		2,868,661

Household Products/Wares — 0.2%
Kimberly-Clark Corp. 3.100%, 03/26/30	88,000	101,285
Reckitt Benckiser Treasury Services plc 2.750%, 06/26/24(144A)	348,000	372,117
3.625%, 09/21/23(144A)	1,070,000	1,151,921

		1,625,323

Insurance — 0.4%
AIA Group, Ltd. 3.375%, 04/07/30 (144A) (b)	224,000	250,949
American International Group, Inc. 4.125%, 02/15/24 (b)	750,000	830,306
Aon Corp. 3.750%, 05/02/29	801,000	934,009
Hartford Financial Services Group, Inc. (The) 3.600%, 08/19/49	325,000	380,685
Liberty Mutual Group, Inc. 3.951%, 10/15/50(144A)	407,000	486,511
Marsh & McLennan Cos., Inc. 4.750%, 03/15/39	298,000	400,598

		3,283,058

Internet — 0.5%
Alphabet, Inc. 1.900%, 08/15/40	327,000	320,430
Amazon.com, Inc. 2.500%, 06/03/50	546,000	565,374
Booking Holdings, Inc. 2.750%, 03/15/23	1,244,000	1,304,700
4.500%, 04/13/27	158,000	188,336
E*TRADE Financial Corp. 2.950%, 08/24/22	247,000	256,530
4.500%, 06/20/28	348,000	418,197
Tencent Holdings, Ltd. 2.390%, 06/03/30(144A)	548,000	561,809

		3,615,376

Investment Companies — 0.2%
Temasek Financial I, Ltd. 2.375%, 01/23/23(144A)	1,790,000	1,862,761

Lodging — 0.2%
Las Vegas Sands Corp. 3.900%, 08/08/29	326,000	350,428
Marriott International, Inc. 4.000%, 04/15/28	698,000	771,805

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging —(Continued)
Marriott International, Inc.
4.625%, 06/15/30	87,000	$102,041

		1,224,274

Machinery-Diversified — 0.3%
CNH Industrial Capital LLC 1.875%, 01/15/26 (b)	155,000	162,286
4.200%, 01/15/24 (b)	605,000	663,550
Westinghouse Air Brake Technologies Corp. 3.200%, 06/15/25	280,000	302,021
4.950%, 09/15/28	648,000	768,477

		1,896,334

Media — 0.6%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25	523,000	607,648
5.375%, 05/01/47	149,000	185,693
Comcast Corp. 2.800%, 01/15/51	319,000	331,595
COX Communications, Inc. 1.800%, 10/01/30(144A)	457,000	456,256
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	1,240,000	1,917,030
Walt Disney Co. (The) 3.500%, 05/13/40	499,000	585,758
3.600%, 01/13/51	306,000	370,720

		4,454,700

Mining — 0.3%
Anglo American Capital plc 2.625%, 09/10/30(144A)	929,000	970,905
5.625%, 04/01/30(144A)	324,000	412,419
Glencore Funding LLC 4.125%, 05/30/23(144A)	468,000	506,119

		1,889,443

Oil & Gas — 0.6%
Eni S.p.A. 4.750%, 09/12/28 (144A) (b)	617,000	754,160
Equinor ASA 7.750%, 06/15/23	100,000	117,629
Marathon Petroleum Corp. 4.750%, 09/15/44	406,000	465,297
Phillips 66 2.150%, 12/15/30 (b)	1,182,000	1,199,236
Total Capital International S.A. 3.127%, 05/29/50	593,000	641,456
Valero Energy Corp. 4.900%, 03/15/45 (b)	896,000	1,042,730

		4,220,508

Pharmaceuticals — 0.2%
Becton Dickinson & Co. 3.125%, 11/08/21	344,000	351,621
4.669%, 06/06/47	656,000	859,985

Pharmaceuticals —(Continued)
Cigna Corp. 3.200%, 03/15/40	192,000	210,253

		1,421,859

Pipelines — 0.6%
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29 (b)	514,000	571,941
Enbridge, Inc. 2.500%, 01/15/25 (b)	330,000	353,277
Enterprise Products Operating LLC 4.200%, 01/31/50	281,000	329,555
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24	691,000	754,599
ONEOK, Inc. 4.950%, 07/13/47	869,000	969,482
Plains All American Pipeline L.P. / PAA Finance Corp. 3.800%, 09/15/30 (b)	540,000	580,220
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (144A) (b)	177,000	209,690
5.000%, 03/15/27	579,000	682,449
Spectra Energy Partners L.P. 3.375%, 10/15/26 (b)	285,000	319,422

		4,770,635

Real Estate Investment Trusts — 0.9%
American Tower Corp. 3.000%, 06/15/23	343,000	363,397
3.100%, 06/15/50	538,000	553,120
3.600%, 01/15/28	415,000	471,286
Brixmor Operating Partnership L.P. 4.050%, 07/01/30	574,000	658,480
4.125%, 05/15/29	60,000	68,987
Crown Castle International Corp. 1.350%, 07/15/25	242,000	246,977
3.650%, 09/01/27 (b)	942,000	1,063,096
Equinix, Inc. 1.800%, 07/15/27 (b)	628,000	646,188
2.625%, 11/18/24	969,000	1,035,699
GLP Capital L.P. / GLP Financing II, Inc. 5.300%, 01/15/29	574,000	667,918
ProLogis L.P. 2.250%, 04/15/30	249,000	266,674
Realty Income Corp. 3.250%, 01/15/31	197,000	223,198
VEREIT Operating Partnership L.P. 3.100%, 12/15/29 (b)	527,000	568,289

		6,833,309

Retail — 0.4%
Best Buy Co., Inc. 4.450%, 10/01/28	725,000	867,058
Costco Wholesale Corp. 1.750%, 04/20/32	655,000	680,303
Home Depot, Inc. (The) 3.900%, 06/15/47	402,000	512,518

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail —(Continued)
Target Corp. 2.250%, 04/15/25 (b)	991,000	$1,062,563
TJX Cos., Inc. (The) 3.875%, 04/15/30 (b)	158,000	189,490

		3,311,932

Semiconductors — 0.5%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.500%, 01/15/28 (b)	984,000	1,084,134
Broadcom, Inc. 4.150%, 11/15/30	205,000	236,973
4.250%, 04/15/26	428,000	490,271
4.300%, 11/15/32 (b)	533,000	631,472
Intel Corp. 4.750%, 03/25/50	732,000	1,019,789

		3,462,639

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc. 3.844%, 05/01/25	180,000	200,160

Software — 0.2%
Fiserv, Inc. 2.650%, 06/01/30	147,000	158,956
4.400%, 07/01/49	527,000	704,684
Microsoft Corp. 2.525%, 06/01/50	643,000	676,707

		1,540,347

Specialty Retail — 0.0%
TJX Cos., Inc. (The) 3.750%, 04/15/27 (b)	132,000	152,593

Telecommunications — 0.5%
AT&T, Inc. 3.650%, 09/15/59(144A)	694,000	696,029
Deutsche Telekom AG 3.625%, 01/21/50(144A)	382,000	438,282
T-Mobile USA, Inc. 2.050%, 02/15/28(144A)	546,000	567,927
4.500%, 04/15/50(144A)	67,000	82,637
Verizon Communications, Inc. 4.272%, 01/15/36	655,000	811,470
4.812%, 03/15/39	782,000	1,018,925

		3,615,270

Total Corporate Bonds & Notes (Cost $102,103,417)		114,060,372

Mortgage-Backed Securities — 2.6%

Collateralized Mortgage Obligations — 0.1%
Seasoned Credit Risk Transfer Trust 3.000%, 02/25/59	324,923	347,951

Collateralized Mortgage Obligations —(Continued)
Seasoned Credit Risk Transfer Trust
3.500%, 08/25/58	87,180	96,978
3.500%, 10/25/58	266,230	292,543

		737,472

Commercial Mortgage-Backed Securities — 2.5%
AREIT Trust 1.133%, 1M LIBOR + 0.980%, 11/14/35 (144A) (d)	495,200	490,297
1.453%, 1M LIBOR + 1.300%, 09/14/36 (144A) (d)	1,053,000	1,033,126
Bancorp Commercial Mortgage Trust 1.059%, 1M LIBOR + 0.900%, 09/15/35 (144A) (d)	36,223	36,075
1.459%, 1M LIBOR + 1.300%, 09/15/36 (144A) (d)	1,060,205	1,045,847
BANK 3.714%, 04/15/52	875,000	1,019,309
Commercial Mortgage Trust 3.708%, 07/10/48	1,300,833	1,455,108
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	812,879
Exantas Capital Corp., Ltd. 1.153%, 1M LIBOR + 1.000%, 04/15/36 (144A) (d)	85,382	84,296
GS Mortgage Securities Trust 3.048%, 11/10/52	655,025	732,859
3.382%, 05/10/50	1,387,991	1,532,305
JPMBB Commercial Mortgage Securities Trust 3.227%, 10/15/48	1,036,740	1,129,558
3.494%, 01/15/48	1,590,000	1,748,158
MF1, Ltd. 1.278%, 1M LIBOR + 1.130%, 12/25/34 (144A) (d)	1,320,000	1,307,680
Morgan Stanley Bank of America Merrill Lynch Trust 3.536%, 11/15/52	519,442	589,641
Morgan Stanley Capital Trust 3.530%, 06/15/50	470,148	533,188
UBS Commercial Mortgage Trust 2.921%, 10/15/52	743,153	813,861
Wells Fargo Commercial Mortgage Trust 3.146%, 12/15/52	2,786,885	3,138,165
3.540%, 05/15/48	1,410,327	1,566,070

		19,068,422

Total Mortgage-Backed Securities (Cost $18,654,990)		19,805,894

Asset-Backed Securities — 2.2%

Asset-Backed—Automobile — 0.3%
Avis Budget Rental Car Funding AESOP LLC 3.450%, 03/20/23 (144A)	1,220,000	1,252,190
Chesapeake Funding II LLC 3.040%, 04/15/30 (144A)	178,663	180,485
Exeter Automobile Receivables Trust 2.260%, 04/15/24 (144A)	215,000	217,960
GLS Auto Receivables Issuer Trust 2.170%, 02/15/24 (144A)	187,141	189,156
Santander Retail Auto Lease Trust 1.880%, 03/20/24 (144A)	487,000	500,037

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed—Automobile —(Continued)
Veros Automobile Receivables Trust 1.670%, 09/15/23 (144A)	337,667	$338,688

		2,678,516

Asset-Backed—Home Equity — 0.1%
Bayview Financial Revolving Asset Trust 1.747%, 1M LIBOR + 1.600%, 12/28/40 (144A) (d)	300,278	305,798
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (d)	69,717	73,061
Home Equity Loan Trust 5.320%, 12/25/35 (d)	44,118	44,818

		423,677

Asset-Backed—Other — 1.8%
ALM, Ltd. 1.637%, 3M LIBOR + 1.400%, 10/15/27 (144A) (d)	1,395,000	1,364,558
American Tower Trust I 3.070%, 03/15/48 (144A)	911,000	928,880
BDS, Ltd. 1.253%, 1M LIBOR + 1.100%, 08/15/36 (144A) (d)	757,500	756,553
Cutwater, Ltd. 1.457%, 3M LIBOR + 1.220%, 01/15/29 (144A) (d)	1,366,087	1,360,663
Dryden 55 CLO, Ltd. 1.257%, 3M LIBOR + 1.020%, 04/15/31 (144A) (d)	1,430,000	1,421,603
Dryden Senior Loan Fund 1.137%, 3M LIBOR + 0.900%, 04/15/29 (144A) (d)	663,000	659,434
Figueroa CLO, Ltd. 1.737%, 3M LIBOR + 1.500%, 01/15/27 (144A) (d)	420,000	421,050
Fort Credit LLC 1.496%, 1M LIBOR + 1.350%, 11/16/35 (144A) (d)	518,500	514,415
KREF, Ltd. 1.253%, 1M LIBOR + 1.100%, 06/15/36 (144A) (d)	691,000	689,729
MF1, Ltd. 1.859%, 1M LIBOR + 1.700%, 11/15/35 (144A) (d)	502,000	502,430
Mountain Hawk CLO, Ltd. 2.018%, 3M LIBOR + 1.800%, 04/18/25 (144A) (d)	1,463,576	1,460,959
Neuberger Berman CLO, Ltd. 1.037%, 3M LIBOR + 0.800%, 01/15/28 (144A) (d)	535,191	532,300
Oaktree CLO, Ltd. 1.568%, 3M LIBOR + 1.350%, 10/20/27 (144A) (d)	254,518	253,593
Small Business Administration Participation Certificates 4.350%, 07/01/23	47,522	49,044
4.770%, 04/01/24	3,058	3,192
4.950%, 03/01/25	23,431	24,578
4.990%, 09/01/24	11,763	12,319
5.110%, 08/01/25	31,635	33,562
5.180%, 05/01/24	3,958	4,176
5.520%, 06/01/24	11,490	12,172
Sound Point CLO, Ltd. 1.108%, 3M LIBOR + 0.890%, 01/20/28 (144A) (d)	142,087	141,870
Venture XII CLO, Ltd. 1.424%, 3M LIBOR + 1.200%, 02/28/26 (144A) (d)	1,378,000	1,370,571
Verizon Owner Trust 1.980%, 07/22/24	782,000	807,551

		13,325,202

Total Asset-Backed Securities (Cost $16,371,747)		16,427,395

Convertible Preferred Stocks — 0.9%
Security Description	Shares/ Principal Amount*	Value

Health Care Equipment & Supplies — 0.4%
Boston Scientific Corp. 5.500%, 06/01/23 (b)	21,086	2,310,393
Danaher Corp. 4.750%, 04/15/22	418	634,373

		2,944,766

Multi-Utilities — 0.3%
CenterPoint Energy, Inc. 7.000%, 09/01/21	49,976	2,039,021

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc. 5.250%, 06/01/23	1,603	1,921,468

Total Convertible Preferred Stocks (Cost $6,706,370)		6,905,255

Preferred Stocks — 0.6%

Auto Components — 0.2%
Aptiv plc 5.500%, 06/15/23	11,000	1,697,300

Technology Hardware, Storage & Peripherals — 0.4%
Samsung Electronics Co., Ltd.	36,327	2,465,949

Total Preferred Stocks (Cost $2,513,692)		4,163,249

Municipals — 0.4%
Florida State Board of Administration Finance Corp. 2.154%, 07/01/30	436,000	458,768
New Jersey Economic Development Authority 7.425%, 02/15/29	800,000	1,031,128
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40	1,050,000	1,760,850

Total Municipals (Cost $2,552,005)		3,250,746

Short-Term Investment — 4.4%

Repurchase Agreement — 4.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $32,682,727; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $33,336,400.	32,682,727	32,682,727

Total Short-Term Investments (Cost $32,682,727)		32,682,727

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (f)—3.2%

Security Description	Principal Amount*	Value

Repurchase Agreements — 1.7%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $1,700,047; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $1,887,933.	1,700,000	$1,700,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $3,514,454; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $3,584,723.	3,514,434	3,514,434
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $1,500,627; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $300,004; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $306,000.	300,000	300,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $100,002; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $102,000.	100,000	100,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $100,004; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $111,115.	100,000	100,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $100,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $102,041.	100,000	100,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $700,033; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $776,577.	700,000	700,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $1,500,076; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $1,663,833	1,500,000	1,500,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $900,018; collateralized by various Common Stock with an aggregate market value of $1,000,170.	900,000	900,000

Repurchase Agreements —(Continued)
Societe Generale Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,100,024; collateralized by various Common Stock with an aggregate market value of $1,222,430.	1,100,000	1,100,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $1,100,046; collateralized by various Common Stock with an aggregate market value of $1,222,430.	1,100,000	1,100,000

		12,614,434

Mutual Funds — 1.5%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (g)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (g)	1,000,000	1,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (g)	5,000,000	5,000,000

		11,000,000

Total Securities Lending Reinvestments (Cost $23,614,434)		23,614,434

Total Investments— 106.5% (Cost $652,957,482)		799,149,172
Other assets and liabilities (net) — (6.5)%		(48,621,021)

Net Assets — 100.0%		$750,528,151

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $24,345,406 and the collateral received consisted of cash in the amount of $23,614,434 and non-cash collateral with a value of $1,303,316. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Interest only security.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $40,617,440, which is 5.4% of net assets.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2020

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2- other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3- significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$9,137,877	$—	$—	$9,137,877
Air Freight & Logistics	1,791,776	—	—	1,791,776
Auto Components	6,151,923	—	—	6,151,923
Banks	38,751,920	—	—	38,751,920
Beverages	2,470,530	3,050,792	—	5,521,322
Building Products	15,847,312	—	—	15,847,312
Capital Markets	40,236,962	—	—	40,236,962
Chemicals	10,584,106	—	—	10,584,106
Construction Materials	1,532,191	—	—	1,532,191
Distributors	2,087,054	—	—	2,087,054
Electric Utilities	17,786,879	—	—	17,786,879
Electrical Equipment	9,637,390	—	—	9,637,390
Entertainment	2,903,305	—	—	2,903,305
Equity Real Estate Investment Trusts	4,125,680	—	—	4,125,680
Food & Staples Retailing	4,513,481	—	—	4,513,481
Food Products	8,619,006	6,759,851	—	15,378,857
Health Care Equipment & Supplies	18,989,456	—	—	18,989,456
Health Care Providers & Services	20,680,602	—	—	20,680,602
Household Products	6,036,667	—	—	6,036,667
Industrial Conglomerates	12,663,368	—	—	12,663,368
Insurance	23,787,228	—	—	23,787,228
Interactive Media & Services	2,977,735	—	—	2,977,735
IT Services	18,903,593	—	—	18,903,593
Life Sciences Tools & Services	5,274,493	—	—	5,274,493
Machinery	9,816,059	—	—	9,816,059
Media	16,940,110	—	—	16,940,110
Metals & Mining	—	1,692,218	—	1,692,218
Multi-Utilities	1,020,427	—	—	1,020,427
Multiline Retail	4,380,062	—	—	4,380,062
Oil, Gas & Consumable Fuels	8,931,033	—	—	8,931,033
Pharmaceuticals	25,326,426	5,311,372	—	30,637,798
Professional Services	2,751,055	—	—	2,751,055

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Road & Rail	$8,638,631	$—	$—	$8,638,631
Semiconductors & Semiconductor Equipment	23,798,429	—	—	23,798,429
Software	21,092,110	—	—	21,092,110
Specialty Retail	2,854,087	—	—	2,854,087
Technology Hardware, Storage & Peripherals	2,125,030	—	—	2,125,030
Tobacco	7,718,015	—	—	7,718,015
Wireless Telecommunication Services	3,119,350	—	—	3,119,350
Total Common Stocks	424,001,358	16,814,233	—	440,815,591
Total U.S. Treasury & Government Agencies*	—	137,423,509	—	137,423,509
Total Corporate Bonds & Notes*	—	114,060,372	—	114,060,372
Total Mortgage-Backed Securities*	—	19,805,894	—	19,805,894
Total Asset-Backed Securities*	—	16,427,395	—	16,427,395
Convertible Preferred Stocks
Health Care Equipment & Supplies	2,944,766	—	—	2,944,766
Multi-Utilities	2,039,021	—	—	2,039,021
Wireless Telecommunication Services	—	1,921,468	—	1,921,468
Total Convertible Preferred Stocks	4,983,787	1,921,468	—	6,905,255
Preferred Stocks
Auto Components	1,697,300	—	—	1,697,300
Technology Hardware, Storage & Peripherals	—	2,465,949	—	2,465,949
Total Preferred Stocks	1,697,300	2,465,949	—	4,163,249
Total Municipals*	—	3,250,746	—	3,250,746
Total Short-Term Investment*	—	32,682,727	—	32,682,727
Securities Lending Reinvestments
Repurchase Agreements	—	12,614,434	—	12,614,434
Mutual Funds	11,000,000	—	—	11,000,000
Total Securities Lending Reinvestments	11,000,000	12,614,434	—	23,614,434
Total Investments	$441,682,445	$357,466,727	$—	$799,149,172

Collateral for Securities Loaned (Liability)	$—	$(23,614,434)	$—	$(23,614,434)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$799,149,172
Receivable for:
Investments sold	180,992
TBA securities sold	2,521,830
Fund shares sold	177,247
Dividends and interest	2,337,246
Prepaid expenses	2,189

Total Assets	804,368,676
Liabilities
Collateral for securities loaned	23,614,434
Payables for:
Investments purchased	180,992
TBA securities purchased	28,819,776
Fund shares redeemed	472,531
Accrued Expenses:
Management fees	357,254
Distribution and service fees	103,530
Deferred trustees’ fees	162,044
Other expenses	129,964

Total Liabilities	53,840,525

Net Assets	$750,528,151

Net Assets Consist of:
Paid in surplus	$546,320,060
Distributable earnings (Accumulated losses)	204,208,091

Net Assets	$750,528,151

Net Assets
Class A	$176,703,838
Class B	193,413,175
Class E	23,047,146
Class F	357,363,992
Capital Shares Outstanding*
Class A	1,000,769
Class B	1,114,410
Class E	131,435
Class F	2,046,295
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$176.57
Class B	173.56
Class E	175.35
Class F	174.64

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $652,957,482.
(b)	Includes securities loaned at value of $24,345,406.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$10,467,251
Interest	7,880,142
Securities lending income	110,907

Total investment income	18,458,300

Expenses
Management fees	4,011,809
Administration fees	43,439
Custodian and accounting fees	153,864
Distribution and service fees—Class B	459,131
Distribution and service fees—Class E	33,185
Distribution and service fees—Class F	672,028
Audit and tax services	66,033
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	101,095
Insurance	5,435
Miscellaneous	15,823

Total expenses	5,661,812

Net Investment Income	12,796,488

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	47,244,831
Foreign currency transactions	(22,417)

Net realized gain	47,222,414

Net change in unrealized appreciation on:
Investments	3,942,099
Foreign currency transactions	15,279

Net change in unrealized appreciation	3,957,378

Net realized and unrealized gain	51,179,792

Net Increase in Net Assets From Operations	$63,976,280

(a)	Net of foreign withholding taxes of $105,480.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,796,488	$15,743,331
Net realized gain	47,222,414	32,165,348
Net change in unrealized appreciation	3,957,378	91,376,758

Increase in net assets from operations	63,976,280	139,285,437

From Distributions to Shareholders
Class A	(11,033,123)	(10,786,327)
Class B	(11,906,217)	(13,537,894)
Class E	(1,447,586)	(1,459,723)
Class F	(21,913,077)	(22,324,786)

Total distributions	(46,300,003)	(48,108,730)

Decrease in net assets from capital share transactions	(27,378,215)	(66,160,009)

Total increase (decrease) in net assets	(9,701,938)	25,016,698

Net Assets
Beginning of period	760,230,089	735,213,391

End of period	$750,528,151	$760,230,089

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	41,048	$6,703,137	44,743	$7,380,729
Reinvestments	71,518	11,033,123	67,715	10,786,327
Redemptions	(123,598)	(20,109,692)	(150,082)	(24,669,616)

Net decrease	(11,032)	$(2,373,432)	(37,624)	$(6,502,560)

Class B
Sales	50,939	$7,966,506	38,308	$6,215,590
Reinvestments	78,408	11,906,217	86,284	13,537,894
Redemptions	(185,771)	(29,810,209)	(332,853)	(53,364,294)

Net decrease	(56,424)	$(9,937,486)	(208,261)	$(33,610,810)

Class E
Sales	9,429	$1,492,400	3,740	$619,396
Reinvestments	9,441	1,447,586	9,217	1,459,723
Redemptions	(28,157)	(4,559,488)	(20,029)	(3,273,051)

Net decrease	(9,287)	$(1,619,502)	(7,072)	$(1,193,932)

Class F
Sales	86,566	$14,072,140	90,036	$14,733,390
Reinvestments	143,457	21,913,077	141,475	22,324,786
Redemptions	(305,647)	(49,433,012)	(379,241)	(61,910,883)

Net decrease	(75,624)	$(13,447,795)	(147,730)	$(24,852,707)

Decrease derived from capital shares transactions		$(27,378,215)		$(66,160,009)

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$172.66	$153.14	$177.03	$170.50	$168.01

Income (Loss) from Investment Operations
Net investment income (a)	3.23	3.67	3.68	3.55	3.94	(b)
Net realized and unrealized gain (loss)	11.99	26.62	(12.86)	16.87	10.93

Total income (loss) from investment operations	15.22	30.29	(9.18)	20.42	14.87

Less Distributions
Distributions from net investment income	(4.17)	(4.05)	(4.04)	(4.55)	(5.10)
Distributions from net realized capital gains	(7.14)	(6.72)	(10.67)	(9.34)	(7.28)

Total distributions	(11.31)	(10.77)	(14.71)	(13.89)	(12.38)

Net Asset Value, End of Period	$176.57	$172.66	$153.14	$177.03	$170.50

Total Return (%) (c)	9.76	20.37	(5.57)	12.44	9.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.64	0.63	0.62	0.61	0.61
Ratio of net investment income to average net assets (%)	1.97	2.23	2.20	2.05	2.34	(b)
Portfolio turnover rate (%)	78 (d)	42 (d)	29 (d)	35 (d)	35	(d)
Net assets, end of period (in millions)	$176.7	$174.7	$160.7	$184.8	$178.0

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$169.83	$150.75	$174.48	$168.22	$165.89

Income (Loss) from Investment Operations
Net investment income (a)	2.77	3.21	3.21	3.06	3.48	(b)
Net realized and unrealized gain (loss)	11.80	26.19	(12.66)	16.66	10.77

Total income (loss) from investment operations	14.57	29.40	(9.45)	19.72	14.25

Less Distributions
Distributions from net investment income	(3.70)	(3.60)	(3.61)	(4.12)	(4.64)
Distributions from net realized capital gains	(7.14)	(6.72)	(10.67)	(9.34)	(7.28)

Total distributions	(10.84)	(10.32)	(14.28)	(13.46)	(11.92)

Net Asset Value, End of Period	$173.56	$169.83	$150.75	$174.48	$168.22

Total Return (%) (c)	9.49	20.07	(5.81)	12.17	8.92

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.89	0.88	0.87	0.86	0.86
Ratio of net investment income to average net assets (%)	1.73	1.98	1.95	1.79	2.09	(b)
Portfolio turnover rate (%)	78 (d)	42 (d)	29 (d)	35 (d)	35	(d)
Net assets, end of period (in millions)	$193.4	$198.8	$207.9	$250.9	$227.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$171.52	$152.17	$175.98	$169.55	$167.11

Income (Loss) from Investment Operations
Net investment income (a)	2.97	3.40	3.41	3.27	3.67	(b)
Net realized and unrealized gain (loss)	11.90	26.45	(12.78)	16.79	10.86

Total income (loss) from investment operations	14.87	29.85	(9.37)	20.06	14.53

Less Distributions
Distributions from net investment income	(3.90)	(3.78)	(3.77)	(4.29)	(4.81)
Distributions from net realized capital gains	(7.14)	(6.72)	(10.67)	(9.34)	(7.28)

Total distributions	(11.04)	(10.50)	(14.44)	(13.63)	(12.09)

Net Asset Value, End of Period	$175.35	$171.52	$152.17	$175.98	$169.55

Total Return (%) (c)	9.60	20.19	(5.72)	12.28	9.03

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	0.78	0.77	0.76	0.76
Ratio of net investment income to average net assets (%)	1.83	2.08	2.05	1.90	2.19	(b)
Portfolio turnover rate (%)	78 (d)	42 (d)	29 (d)	35 (d)	35	(d)
Net assets, end of period (in millions)	$23.0	$24.1	$22.5	$27.1	$26.3

	Class F
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$170.86	$151.61	$175.36	$168.99	$166.59

Income (Loss) from Investment Operations
Net investment income (a)	2.87	3.31	3.31	3.17	3.57	(b)
Net realized and unrealized gain (loss)	11.86	26.34	(12.72)	16.73	10.83

Total income (loss) from investment operations	14.73	29.65	(9.41)	19.90	14.40

Less Distributions
Distributions from net investment income	(3.81)	(3.68)	(3.66)	(4.19)	(4.72)
Distributions from net realized capital gains	(7.14)	(6.72)	(10.68)	(9.34)	(7.28)

Total distributions	(10.95)	(10.40)	(14.34)	(13.53)	(12.00)

Net Asset Value, End of Period	$174.64	$170.86	$151.61	$175.36	$168.99

Total Return (%) (c)	9.54	20.13	(5.76)	12.22	8.97

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.84	0.83	0.82	0.81	0.81
Ratio of net investment income to average net assets (%)	1.77	2.03	2.00	1.85	2.14	(b)
Portfolio turnover rate (%)	78 (d)	42 (d)	29 (d)	35 (d)	35	(d)
Net assets, end of period (in millions)	$357.4	$362.6	$344.1	$422.6	$429.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.12 per share and 0.07% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 40%, 29%, 28%, 35%, and 34% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820 - Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing

BHFTII-23

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

BHFTII-24

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at

BHFTII-25

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $32,682,727. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $12,614,434. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(7,903,618)	$—	$—	$—	$(7,903,618)
Convertible Preferred Stocks	(2,298,745)	—	—	—	(2,298,745)
Corporate Bonds & Notes	(13,412,071)	—	—	—	(13,412,071)
Total Borrowings	$(23,614,434)	$—	$—	$—	$(23,614,434)
Gross amount of recognized liabilities for securities lending transactions					$(23,614,434)

BHFTII-26

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall

BHFTII-27

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$338,845,517	$212,222,227	$392,128,352	$238,091,658

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2020 were as follows:

Purchases	Sales
$277,532,502	$276,414,622

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$4,011,809	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and trustees of the Trust may also be officers of the Advisers; however, such officers and trustees receive no compensation from the Trust.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average

BHFTII-28

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$654,074,467

Gross unrealized appreciation	150,960,888
Gross unrealized depreciation	(5,886,183)

Net unrealized appreciation (depreciation)	$145,074,705

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$16,270,252	$17,201,996	$30,029,751	$30,906,734	$46,300,003	$48,108,730

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$14,085,802	$45,190,125	$145,094,209	$—	$204,370,136

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-29

Brighthouse Funds Trust II

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MFS Total Return Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Total Return Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Total Return Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-30

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-31

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-32

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-33

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-34

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MFS Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2020, but underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and three-years periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its blended benchmark, the S&P 500 Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%), for the one-, three-, and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, equal to the Expense Universe median, and below the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were above the Expense Group median, but below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2021.

BHFTII-35

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, D, and E shares of the MFS Value Portfolio returned 3.96%, 3.66%, 3.85%, and 3.75%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 2.80%.

MARKET ENVIRONMENT / CONDITIONS

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of coronavirus (“COVID-19”). The global economy looks to have experienced the deepest, steepest, and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of COVID-19, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale, as well as the publics willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the U.S. Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies—a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the COVID-19 pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The Organization of the Petroleum Exporting Countries and other alliance countries (OPEC+) group later agreed on output cuts, with shale oil producers in the U.S. also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

The market’s rotation during the second half of the year was quite pronounced. Positive COVID-19 vaccine news led to a sharp value, smaller cap and low-quality risk on trade. While it was initially described as another “value rally”—and we did see U.S. Value indices outperform their growth counterparts from November 6th through November 24th by over 950 basis points (“bps”) (and nearly 500 bps for the fourth quarter) – it was much more of a high beta and small cap rally, with the highest beta companies outperforming low beta companies by nearly 28% and small caps besting large ones by over 11% during the fourth quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, during the twelve-month period ended December 31, 2020. An underweight position in the Energy sector contributed to performance relative to the Russell 1000 Value Index. Within this sector, an underweight position in integrated oil and gas company Exxon Mobil helped relative results.

The combination of an overweight allocation and stock selection within the Information Technology (“IT”) sector also supported relative returns over the period. Within this sector, an overweight position in semiconductor company Texas Instruments, holdings of IT servicing firm Accenture and not owning shares of network equipment company Cisco Systems bolstered relative performance.

An underweight position in the Real Estate sector and stock selection in the Financials sector further boosted relative returns over the period. There were no individual stocks within the Real Estate sector that were among the Portfolio’s largest relative contributors during the period. Within the Financials sector, not owning shares of financial services firm Bank of America contributed in relative terms.

Stocks in other sectors that aided relative performance over the period included overweight positions in life sciences supply company Thermo Fisher Scientific, healthcare equipment manufacturer Danaher, building and airplane controls manufacturer Honeywell International and consumer credit reporting agency Equifax. Additionally, not owning shares of telecommunication services provider AT&T further supported relative returns.

Security selection in the Utilities sector detracted from relative performance over the period led by the Portfolio’s overweight positions in both power provider FirstEnergy and energy products and services supplier Dominion Energy.

An underweight allocation to the Consumer Discretionary sector also weakened relative results. However, there were no individual stocks within this sector that were among the Portfolio’s largest relative detractors during the period.

Stock selection in the Consumer Staples sector held back relative performance over the period. Here, not owning shares of retail giant Walmart and an underweight position in shares of household products maker Procter & Gamble at the beginning of the year and not owning it for the balance of the year dampened relative results.

Elsewhere, the Portfolio’s position in integrated energy company Suncor Energy and not owning shares of media conglomerate Walt

BHFTII-1

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Disney weighed on relative returns. Additionally, overweight positions in financial services firms Citigroup and U.S. Bancorp and global security company Northrop Grumman, and the timing of the Portfolio’s ownership in shares of semiconductor company Intel, further detracted from relative performance.

Over the trailing twelve months, the Portfolio increased its exposure to Health Care, Information Technology, and Industrials. In contrast, the Portfolio reduced its weighting in Financials, Energy, and Consumer Staples. At the end of the period, the Portfolio was overweight Financials, Health Care, and Industrials and underweight Consumer Discretionary, Communication Services, and Real Estate.

Nevin P. Chitkara

Katherine Cannan

Steven Gorham^

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

^ Steven Gorham relinquished his portfolio management duties for the Portfolio effective December 31, 2020.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year	Since Inception[1]
MFS Value Portfolio
Class A	3.96	10.43	11.24	—
Class B	3.66	10.14	10.96	—
Class D	3.85	10.31	—	10.46
Class E	3.75	10.26	11.08	—
Russell 1000 Value Index	2.80	9.73	10.50	—

1 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.4
Johnson & Johnson	3.9
Comcast Corp.- Class A	3.4
Medtronic plc	2.9
Honeywell International, Inc.	2.9
Accenture plc- Class A	2.7
Texas Instruments, Inc.	2.6
Aon plc- Class A	2.3
Cigna Corp.	2.2
Duke Energy Corp.	2.2

Top Sectors

% of Net Assets
Financials	26.0
Health Care	19.6
Industrials	17.5
Information Technology	10.6
Consumer Staples	7.1
Utilities	6.6
Materials	3.9
Communication Services	3.8
Energy	2.0
Consumer Discretionary	1.7

BHFTII-3

Brighthouse Funds Trust II

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.58%	$1,000.00	$1,193.10	$3.20
	Hypothetical*	0.58%	$1,000.00	$1,022.22	$2.95

Class B (a)	Actual	0.83%	$1,000.00	$1,191.30	$4.57
	Hypothetical*	0.83%	$1,000.00	$1,020.96	$4.22

Class D (a)	Actual	0.68%	$1,000.00	$1,192.30	$3.75
	Hypothetical*	0.68%	$1,000.00	$1,021.72	$3.46

Class E (a)	Actual	0.73%	$1,000.00	$1,192.30	$4.02
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.6%
Lockheed Martin Corp.	94,873	$33,678,017
Northrop Grumman Corp.	223,660	68,153,675
Raytheon Technologies Corp.	334,756	23,938,402

		125,770,094

Banks—10.2%
Citigroup, Inc.	1,175,440	72,477,630
JPMorgan Chase & Co.	1,211,163	153,902,483
PNC Financial Services Group, Inc. (The)	278,676	41,522,724
Truist Financial Corp. (a)	716,329	34,333,649
U.S. Bancorp (a)	1,120,060	52,183,595

		354,420,081

Beverages—2.2%
Diageo plc	1,276,226	50,437,860
PepsiCo, Inc.	171,352	25,411,502

		75,849,362

Building Products—3.1%
Johnson Controls International plc	871,536	40,604,862
Masco Corp.	513,242	28,192,383
Trane Technologies plc	267,036	38,762,946

		107,560,191

Capital Markets—6.4%
BlackRock, Inc.	69,566	50,194,652
Goldman Sachs Group, Inc. (The)	184,661	48,696,952
Moody’s Corp.	67,854	19,693,945
Morgan Stanley	187,563	12,853,693
Nasdaq, Inc.	378,568	50,251,116
State Street Corp.	303,873	22,115,877
T. Rowe Price Group, Inc.	136,672	20,690,774

		224,497,009

Chemicals—3.9%
DuPont de Nemours, Inc.	417,184	29,665,954
PPG Industries, Inc. (a)	437,622	63,113,845
Sherwin-Williams Co. (The)	57,593	42,325,672

		135,105,471

Consumer Finance—1.2%
American Express Co.	345,236	41,742,485

Diversified Telecommunication Services—0.4%
Verizon Communications, Inc.	259,298	15,233,757

Electric Utilities—5.4%
American Electric Power Co., Inc. (a)	335,819	27,963,648
Duke Energy Corp.	833,987	76,359,850
Southern Co. (The)	1,040,222	63,900,838
Xcel Energy, Inc. (a)	289,863	19,325,166

		187,549,502

Electrical Equipment—1.5%
Eaton Corp. plc	432,205	$51,925,109

Equity Real Estate Investment Trusts—0.3%
Public Storage	52,747	12,180,865

Food Products—3.0%
Archer-Daniels-Midland Co.	410,129	20,674,603
Danone S.A.	179,026	11,766,655
J.M. Smucker Co. (The) (a)	82,210	9,503,476
Nestle S.A.	520,264	61,250,102

		103,194,836

Health Care Equipment & Supplies—7.1%
Abbott Laboratories	505,170	55,311,063
Boston Scientific Corp. (b)	834,999	30,018,214
Danaher Corp.	269,857	59,946,034
Medtronic plc	865,962	101,438,789

		246,714,100

Health Care Providers & Services—3.1%
Cigna Corp.	371,542	77,347,614
McKesson Corp.	186,669	32,465,472

		109,813,086

Hotels, Restaurants & Leisure—0.4%
Marriott International, Inc. - Class A	103,020	13,590,398

Household Products—1.5%
Colgate-Palmolive Co.	90,536	7,741,733
Kimberly-Clark Corp.	216,373	29,173,572
Reckitt Benckiser Group plc	176,057	15,745,779

		52,661,084

Industrial Conglomerates—2.9%
Honeywell International, Inc.	468,575	99,665,902

Insurance—8.2%
Aon plc - Class A (a)	383,262	80,971,763
Chubb, Ltd.	481,437	74,102,783
Marsh & McLennan Cos., Inc.	557,923	65,276,991
Travelers Cos., Inc. (The)	458,506	64,360,487

		284,712,024

IT Services—5.4%
Accenture plc - Class A	357,829	93,468,513
Fidelity National Information Services, Inc. (a)	323,821	45,807,719
Fiserv, Inc. (b)	439,063	49,991,713

		189,267,945

Life Sciences Tools & Services—2.0%
Thermo Fisher Scientific, Inc.	148,100	68,982,018

Machinery—3.3%
Illinois Tool Works, Inc.	303,553	61,888,386
Otis Worldwide Corp. (a)	167,378	11,306,384

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks —(Continued)

Security Description	Shares	Value

Machinery —(Continued)
Stanley Black & Decker, Inc. (a)	235,108	$41,980,884

		115,175,654

Media—3.4%
Comcast Corp. - Class A	2,236,264	117,180,234

Multi-Utilities—1.2%
Dominion Energy, Inc.	561,108	42,195,322

Oil, Gas & Consumable Fuels—2.0%
Chevron Corp.	218,739	18,472,508
ConocoPhillips (a)	553,917	22,151,141
EOG Resources, Inc.	291,748	14,549,473
Pioneer Natural Resources Co.	123,161	14,026,806

		69,199,928

Pharmaceuticals—7.3%
Johnson & Johnson	859,419	135,255,362
Merck & Co., Inc.	546,442	44,698,955
Pfizer, Inc.	1,599,244	58,868,172
Roche Holding AG	47,253	16,486,944

		255,309,433

Professional Services—1.0%
Equifax, Inc. (a)	174,899	33,727,523

Road & Rail—2.2%
Canadian National Railway Co.	207,796	22,826,391
Union Pacific Corp.	259,825	54,100,761

		76,927,152

Semiconductors & Semiconductor Equipment—5.2%
Analog Devices, Inc. (a)	182,223	26,919,804
Intel Corp.	576,153	28,703,942
NXP Semiconductors NV	227,296	36,142,337
Texas Instruments, Inc.	546,717	89,732,661

		181,498,744

Specialty Retail—1.3%
Lowe’s Cos., Inc.	275,224	44,176,204

Tobacco—0.5%
Philip Morris International, Inc.	206,635	17,107,312

Total Common Stocks (Cost $2,331,805,791)		3,452,932,825

Short-Term Investment—0.8%
Security Description	Principal Amount*	Value

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $27,442,624; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $27,991,500.	27,442,624	$27,442,624

Total Short-Term Investments (Cost $27,442,624)		27,442,624

Securities Lending Reinvestments (c)—4.2%

Certificates of Deposit—0.8%
Bank of Montreal (Chicago) 0.220%, 3M LIBOR - 0.010%, 06/09/21 (d)	2,000,000	1,999,644
0.281%, 3M LIBOR + 0.060%, 08/10/21 (d)	2,000,000	2,000,222
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (d)	3,000,000	3,001,149
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/25/21	3,996,479	3,999,560
Mizuho Bank, Ltd. 0.250%, 03/22/21	3,000,000	3,000,066
Skandinaviska Enskilda Banken AB 0.210%, 03/15/21	6,000,000	5,999,628
0.250%, 05/17/21	2,000,000	1,999,848
Sumitomo Mitsui Trust Bank London Zero Coupon, 05/13/21	4,992,470	4,995,000

		26,995,117

Commercial Paper—0.3%
Societe Generale 0.280%, 06/07/21	2,995,637	2,996,829
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (d)	7,000,000	7,001,351

		9,998,180

Repurchase Agreements—2.7%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $4,001,636; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $4,445,304.	4,000,000	4,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $5,000,028; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.060%, due on 01/04/21 with a maturity value of $14,453,995; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 02/15/21 - 02/15/30, and an aggregate market value of $14,742,978.	14,453,899	14,453,899

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements —(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $16,506,898; collateralized by various Common Stock with an aggregate market value of $18,150,000.	16,500,000	$16,500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $5,900,079; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $6,018,003.	5,900,000	5,900,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $3,300,073; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $3,366,002.	3,300,000	3,300,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $3,000,110; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $3,333,460.	3,000,000	3,000,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $3,000,033; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $3,061,233.	3,000,000	3,000,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $9,950,232; collateralized by various Common Stock with an aggregate market value of $11,055,685.	9,950,000	9,950,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $6,600,147; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $7,322,016.	6,600,000	6,600,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $700,033; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $776,577.	700,000	700,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $17,050,341; collateralized by various Common Stock with an aggregate market value of $18,947,661.	17,050,000	17,050,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,400,031; collateralized by various Common Stock with an aggregate market value of $1,555,820.	1,400,000	1,400,000

Repurchase Agreements —(Continued)
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $5,400,228; collateralized by various Common Stock with an aggregate market value of $6,001,019.	5,400,000	5,400,000

		96,253,899

Mutual Funds—0.4%
Fidelity Government Portfolio, Institutional Class 0.010% (e)	10,467,349	10,467,349
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	5,000,000	5,000,000

		15,467,349

Total Securities Lending Reinvestments (Cost $148,711,682)		148,714,545

Total Investments—104.2% (Cost $2,507,960,097)		3,629,089,994
Other assets and liabilities (net)—(4.2)%		(147,438,654)

Net Assets—100.0%		$3,481,651,340

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $147,689,004 and the collateral received consisted of cash in the amount of $148,705,833. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$125,770,094	$—	$—	$125,770,094
Banks	354,420,081	—	—	354,420,081
Beverages	25,411,502	50,437,860	—	75,849,362
Building Products	107,560,191	—	—	107,560,191
Capital Markets	224,497,009	—	—	224,497,009
Chemicals	135,105,471	—	—	135,105,471
Consumer Finance	41,742,485	—	—	41,742,485
Diversified Telecommunication Services	15,233,757	—	—	15,233,757
Electric Utilities	187,549,502	—	—	187,549,502
Electrical Equipment	51,925,109	—	—	51,925,109
Equity Real Estate Investment Trusts	12,180,865	—	—	12,180,865
Food Products	30,178,079	73,016,757	—	103,194,836
Health Care Equipment & Supplies	246,714,100	—	—	246,714,100
Health Care Providers & Services	109,813,086	—	—	109,813,086
Hotels, Restaurants & Leisure	13,590,398	—	—	13,590,398
Household Products	36,915,305	15,745,779	—	52,661,084
Industrial Conglomerates	99,665,902	—	—	99,665,902
Insurance	284,712,024	—	—	284,712,024
IT Services	189,267,945	—	—	189,267,945
Life Sciences Tools & Services	68,982,018	—	—	68,982,018
Machinery	115,175,654	—	—	115,175,654
Media	117,180,234	—	—	117,180,234
Multi-Utilities	42,195,322	—	—	42,195,322
Oil, Gas & Consumable Fuels	69,199,928	—	—	69,199,928
Pharmaceuticals	238,822,489	16,486,944	—	255,309,433
Professional Services	33,727,523	—	—	33,727,523
Road & Rail	76,927,152	—	—	76,927,152
Semiconductors & Semiconductor Equipment	181,498,744	—	—	181,498,744
Specialty Retail	44,176,204	—	—	44,176,204
Tobacco	17,107,312	—	—	17,107,312
Total Common Stocks	3,297,245,485	155,687,340	—	3,452,932,825
Total Short-Term Investment*	—	27,442,624	—	27,442,624
Securities Lending Reinvestments
Certificates of Deposit	—	26,995,117	—	26,995,117
Commercial Paper	—	9,998,180	—	9,998,180
Repurchase Agreements	—	96,253,899	—	96,253,899
Mutual Funds	15,467,349	—	—	15,467,349
Total Securities Lending Reinvestments	15,467,349	133,247,196	—	148,714,545
Total Investments	$3,312,712,834	$316,377,160	$—	$3,629,089,994

Collateral for Securities Loaned (Liability)	$—	$(148,705,833)	$—	$(148,705,833)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Value Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$3,629,089,994
Cash	79,567
Receivable for:
Investments sold	292,833
Fund shares sold	2,255,125
Dividends	4,472,036
Prepaid expenses	9,709

Total Assets	3,636,199,264
Liabilities
Collateral for securities loaned	148,705,833
Payables for:
Investments purchased	326,661
Fund shares redeemed	3,231,179
Accrued Expenses:
Management fees	1,607,239
Distribution and service fees	215,161
Deferred trustees’ fees	308,425
Other expenses	153,426

Total Liabilities	154,547,924

Net Assets	$3,481,651,340

Net Assets Consist of:
Paid in surplus	$2,270,365,207
Distributable earnings (Accumulated losses)	1,211,286,133

Net Assets	$3,481,651,340

Net Assets
Class A	$2,393,807,833
Class B	947,786,735
Class D	11,519,078
Class E	128,537,694
Capital Shares Outstanding*
Class A	153,165,739
Class B	61,611,644
Class D	740,284
Class E	8,292,088
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.63
Class B	15.38
Class D	15.56
Class E	15.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,507,960,097.
(b)	Includes securities loaned at value of $147,689,004.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$73,750,264
Interest	160,145
Securities lending income	547,020

Total investment income	74,457,429
Expenses
Management fees	19,368,986
Administration fees	120,577
Custodian and accounting fees	179,908
Distribution and service fees—Class B	2,150,843
Distribution and service fees—Class D	10,763
Distribution and service fees—Class E	176,059
Audit and tax services	44,887
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	195,786
Insurance	23,623
Miscellaneous	27,287

Total expenses	22,398,689
Less management fee waiver	(1,770,329)

Net expenses	20,628,360

Net Investment Income	53,829,069

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	35,805,019
Foreign currency transactions	(8,895)

Net realized gain	35,796,124

Net change in unrealized appreciation on:
Investments	37,292,968
Foreign currency transactions	75,615

Net change in unrealized appreciation	37,368,583

Net realized and unrealized gain	73,164,707

Net Increase in Net Assets From Operations	$126,993,776

(a)	Net of foreign withholding taxes of $662,800.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$53,829,069	$60,795,887
Net realized gain	35,796,124	198,455,200
Net change in unrealized appreciation	37,368,583	625,525,974

Increase in net assets from operations	126,993,776	884,777,061

From Distributions to Shareholders
Class A	(176,241,702)	(200,514,008)
Class B	(70,127,776)	(76,993,783)
Class D	(871,536)	(1,011,789)
Class E	(9,511,357)	(10,825,406)

Total distributions	(256,752,371)	(289,344,986)

Increase (decrease) in net assets from capital share transactions	116,936,706	(212,432,804)

Total increase (decrease) in net assets	(12,821,889)	382,999,271

Net Assets
Beginning of period	3,494,473,229	3,111,473,958

End of period	$3,481,651,340	$3,494,473,229

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	3,943,014	$54,898,119	2,265,712	$34,695,691
Reinvestments	13,361,767	176,241,702	13,631,136	200,514,008
Redemptions	(10,108,359)	(146,494,829)	(25,221,734)	(391,194,912)

Net increase (decrease)	7,196,422	$84,644,992	(9,324,886)	$(155,985,213)

Class B
Sales	5,539,855	$74,739,336	2,030,736	$30,608,711
Reinvestments	5,394,444	70,127,776	5,306,257	76,993,783
Redemptions	(7,885,755)	(113,299,455)	(10,432,967)	(158,575,166)

Net increase (decrease)	3,048,544	$31,567,657	(3,095,974)	$(50,972,672)

Class D
Sales	30,366	$434,877	40,209	$627,509
Reinvestments	66,327	871,536	69,064	1,011,789
Redemptions	(123,730)	(1,794,366)	(141,037)	(2,176,742)

Net decrease	(27,037)	$(487,953)	(31,764)	$(537,444)

Class E
Sales	827,971	$11,519,683	317,574	$4,861,450
Reinvestments	726,612	9,511,357	740,959	10,825,406
Redemptions	(1,404,243)	(19,819,030)	(1,350,828)	(20,624,331)

Net increase (decrease)	150,340	$1,212,010	(292,295)	$(4,937,475)

Increase (decrease) derived from capital shares transactions		$116,936,706		$(212,432,804)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.44	$13.81	$16.63	$15.31	$15.09

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.29	0.30	0.27	0.34 (b)
Net realized and unrealized gain (loss)	0.17	3.71	(1.87)	2.38	1.68

Total income (loss) from investment operations	0.43	4.00	(1.57)	2.65	2.02

Less Distributions
Distributions from net investment income	(0.30)	(0.31)	(0.24)	(0.34)	(0.36)
Distributions from net realized capital gains	(0.94)	(1.06)	(1.01)	(0.99)	(1.44)

Total distributions	(1.24)	(1.37)	(1.25)	(1.33)	(1.80)

Net Asset Value, End of Period	$15.63	$16.44	$13.81	$16.63	$15.31

Total Return (%) (c)	3.96	30.13	(10.05)	18.00	14.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.63	0.66	0.72	0.72
Net ratio of expenses to average net assets (%) (d)	0.58	0.57	0.57	0.58	0.58
Ratio of net investment income to average net assets (%)	1.79	1.86	1.89	1.70	2.25 (b)
Portfolio turnover rate (%)	13	12	7	13	14
Net assets, end of period (in millions)	$2,393.8	$2,400.3	$2,144.8	$2,462.2	$2,222.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.20	$13.62	$16.41	$15.14	$14.94

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.24	0.25	0.23	0.30 (b)
Net realized and unrealized gain (loss)	0.16	3.67	(1.83)	2.33	1.66

Total income (loss) from investment operations	0.38	3.91	(1.58)	2.56	1.96

Less Distributions
Distributions from net investment income	(0.26)	(0.27)	(0.20)	(0.30)	(0.32)
Distributions from net realized capital gains	(0.94)	(1.06)	(1.01)	(0.99)	(1.44)

Total distributions	(1.20)	(1.33)	(1.21)	(1.29)	(1.76)

Net Asset Value, End of Period	$15.38	$16.20	$13.62	$16.41	$15.14

Total Return (%) (c)	3.66	29.85	(10.24)	17.58	14.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.88	0.91	0.97	0.97
Net ratio of expenses to average net assets (%) (d)	0.83	0.82	0.82	0.83	0.83
Ratio of net investment income to average net assets (%)	1.54	1.61	1.65	1.45	2.01 (b)
Portfolio turnover rate (%)	13	12	7	13	14
Net assets, end of period (in millions)	$947.8	$948.8	$840.0	$837.6	$804.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.37	$13.76	$16.56	$15.26	$15.05

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.27	0.28	0.25	0.32 (b)
Net realized and unrealized gain (loss)	0.17	3.69	(1.84)	2.36	1.67

Total income (loss) from investment operations	0.41	3.96	(1.56)	2.61	1.99

Less Distributions
Distributions from net investment income	(0.28)	(0.29)	(0.23)	(0.32)	(0.34)
Distributions from net realized capital gains	(0.94)	(1.06)	(1.01)	(0.99)	(1.44)

Total distributions	(1.22)	(1.35)	(1.24)	(1.31)	(1.78)

Net Asset Value, End of Period	$15.56	$16.37	$13.76	$16.56	$15.26

Total Return (%) (c)	3.85	29.96	(10.06)	17.81	14.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.73	0.76	0.82	0.82
Net ratio of expenses to average net assets (%) (d)	0.68	0.67	0.67	0.68	0.68
Ratio of net investment income to average net assets (%)	1.69	1.76	1.78	1.60	2.15 (b)
Portfolio turnover rate (%)	13	12	7	13	14
Net assets, end of period (in millions)	$11.5	$12.6	$11.0	$15.0	$14.4

	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.32	$13.71	$16.52	$15.22	$15.01

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.26	0.27	0.24	0.31 (b)
Net realized and unrealized gain (loss)	0.16	3.70	(1.85)	2.36	1.67

Total income (loss) from investment operations	0.39	3.96	(1.58)	2.60	1.98

Less Distributions
Distributions from net investment income	(0.27)	(0.29)	(0.22)	(0.31)	(0.33)
Distributions from net realized capital gains	(0.94)	(1.06)	(1.01)	(0.99)	(1.44)

Total distributions	(1.21)	(1.35)	(1.23)	(1.30)	(1.77)

Net Asset Value, End of Period	$15.50	$16.32	$13.71	$16.52	$15.22

Total Return (%) (c)	3.75	30.00	(10.20)	17.80	14.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.78	0.81	0.87	0.87
Net ratio of expenses to average net assets (%) (d)	0.73	0.72	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	1.64	1.71	1.77	1.55	2.10 (b)
Portfolio turnover rate (%)	13	12	7	13	14
Net assets, end of period (in millions)	$128.5	$132.8	$115.7	$68.6	$66.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $27,442,624. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $96,253,899. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

BHFTII-15

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$416,576,544	$0	$487,195,645

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $350,317 in purchases and $5,305,248 in sales of investments, which are included above, and resulted in net realized gains of $2,939,131.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, the Adviser receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$19,368,986	0.700%	First $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

The Adviser has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by the Adviser to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.075%	$200 million to $250 million
0.025%	$250 million to $750 million
(0.025)%	$750 million to $1.5 billion
0.100%	$1.5 billion to $3 billion
0.125%	Over $3 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of

BHFTII-17

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$2,506,184,908

Gross unrealized appreciation	1,164,235,097
Gross unrealized depreciation	(41,330,011)

Net unrealized appreciation (depreciation)	$1,122,905,086

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$61,846,319	$63,308,950	$194,906,052	$226,036,036	$256,752,371	$289,344,986

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$53,260,801	$35,326,560	$1,123,007,196	$—	$1,211,594,557

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MFS Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Value Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-21

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-22

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-23

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MFS Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 25.11%, 24.76%, and 24.96%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 4.63%.

MARKET ENVIRONMENT / CONDITIONS

The overall U.S. stock market experienced periods of elevated volatility, but ultimately generated strong results in 2020 and ended the year at an all-time high. After reaching a record high in mid-February 2020, the market abruptly reversed course and fell sharply, ending the 11-year bull market. Investor sentiment was initially supported by the completion of the first phase of the trade accord between the U.S. and China and generally solid corporate results. However, the rapidly spreading COVID-19 pandemic and its severe impact on the global economy sent markets sharply lower. The U.S. market then reversed course and rallied over the final three quarters of the year. The market’s turnaround was triggered by a number of factors, including unprecedented monetary policy accommodation by the U.S. Federal Reserve, significant fiscal stimulus and, toward the end of the year, news of highly effective COVID-19 vaccines and resolution of the November U.S. presidential election. These factors more than offset a surge in COVID-19 infections and several geopolitical issues. All told, the S&P 500 Index gained 18.40% in 2020. Small-cap stocks, which are generally more sensitive to the economy, generated even stronger results, as the Russell 2000 Index gained 19.96% during the year. Within the small-cap universe, the Russell 2000 Growth Index and the Russell 2000 Value Index returned 34.63% and 4.63%, respectively, in 2020.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted a strong absolute return and significantly outperformed the Russell 2000 Value Index during the 12-month reporting period. The small-cap market was extremely volatile, as it posted its worst quarter ever in the first quarter, and its best quarter ever in the fourth of the year. As we have seen in the past, the Portfolio tends to outperform in periods of slower economic growth, or in periods characterized by investor fear and uncertainty. There were several periods during the year when the market declined, particularly early in the year during the height of the COVID-19 pandemic. In such uncertain times, we believed the Portfolio’s high-quality bias provided a strong tailwind to relative results.

Both stock selection and sector allocation drove the Portfolio’s relative outperformance over the period. In terms of stock selection, holdings in the Financials, Information Technology, and Industrials sectors were the most beneficial for relative performance over the reporting period. In the Financial sector, bank positions were the best performers. Within Information Technology, electronic equipment instruments & components positions added the most value. In the Industrials sector, commercial services & supplies holdings were the largest contributors to results. Conversely, holdings in the Consumer Staples, Energy, and Materials sectors detracted from returns. Within the Consumer Staples sector, food product names were a headwind for returns during the period. Within Energy, oil gas & consumable fuels holdings negatively impacted results. Within Materials, positions in the chemicals industry were negative for returns.

Examples of individual stocks that contributed to the Portfolio’s absolute performance during the reporting period were West Pharmaceutical Services, Inc., Pool Corp. and MarketAxess Holdings, Inc. West Pharmaceuticals is the dominant supplier of drug containment devices used in injectable drugs. The company enjoys significant barriers to competition from its regulated nature (as drug packaging is often included in the Food and Drug Administration approval process), capital investments that are difficult for competitors to replicate, established customer relationships and manufacturing track record. The stock outperformed during the year, due to stronger-than-expected results and outlook, investor rotation into Healthcare companies with less economic sensitivity, limited-to-no exposure to elective procedures and large-ticket equipment purchases, and high exposure to multiple COVID-19 related drugs and vaccines under development. Pool Corp. is the leading wholesale distributor of swimming pool supplies in the U.S. The company has scale-related advantages (45% market share, greater than ten times larger than the second largest player), which drives industry-leading growth, margins, and returns. We believe the company’s products are largely immune from e-commerce risk (i.e. Amazon), as customers need the products immediately (no time for shipment) and are bulky (too expensive to ship). The stock performed well, as the company delivered excellent results in 2020, driven partly by increased consumer spending on stay-at-home activities and solid execution. MarketAxess Holdings operates the dominant electronic trading platform for institutional corporate bond trading. The company is a beneficiary of growing e-trading adoption with the broadest network of dealer and buyside clients which (in our view) is difficult to replicate, strong organic growth and share gains, high incremental operating margins, low capital intensity and a net cash balance sheet. The stock outperformed during the year, as the company benefited from heightened e-trading, widening credit spreads and increased bond market volatility due to the COVID-19 pandemic, as well as accelerating share gains driven by its open trading platform.

Sector allocation was also meaningfully additive for performance during the 12-month period, largely driven by overweights to Information Technology and Healthcare, along with an underweight to Financials and lack of mortgage and equity real estate investment trusts. Conversely, the Portfolio’s underweight to Materials and overweight to Communication Services detracted from relative performance from a sector perspective.

A number of individual holdings were negative for relative performance over the period, including Cantel Medical Corp., WPX Energy, Inc. and Matador Resources Co. Cantel Medical is a leading pure-play company in the growing global infection prevention and control market. Barriers to entry include the firm’s leading technology, intellectual property around chemistry, industry regulations, complete

BHFTII-1

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*—(Continued)

portfolio of solutions, coupled with a strong sales and service network. Roughly three-fourths of its sales are recurring in nature derived from consumables and services. The stock underperformed due to drags from deferred elective procedures for endoscopy and dental surgeries from the COVID-19 pandemic, along with relatively high leverage due to an acquisition in late-2019. WPX Energy is an exploration and production company that over the last five years has undergone substantial transformation through shedding non-core assets, investing capital into the Delaware basin, and de-levering. The stock underperformed due to weakness in the broader exploration and production subsector, as lower oil prices and depressed economic activity weighed on the Energy sector. Matador Resources is an exploration and production company in the Delaware portion of the Permian basin, with other non-core assets in the Eagle Ford, Haynesville, and various midstream assets. The stock underperformed due to the same headwinds facing WPX Energy.

In terms of portfolio changes, we made a number of adjustments on the margin throughout the reporting period. While the Portfolio’s sector allocations are driven by stock selection, at the end of the reporting period its largest overweight allocations versus the benchmark were Information Technology, Healthcare, and Industrials. In contrast, the Portfolio’s largest sector underweights relative to the benchmark were Financials, Real Estate, and Utilities.

Judith M. Vale,

Robert W. D’Alelio

Brett S. Reiner

Gregory G. Spiegel

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	25.11	15.77	12.93
Class B	24.76	15.48	12.64
Class E	24.96	15.61	12.76
Russell 2000 Value Index	4.63	9.65	8.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Pool Corp.	3.3
West Pharmaceutical Services, Inc.	2.5
Fair Isaac Corp.	2.3
Bio-Techne Corp.	2.2
Manhattan Associates, Inc.	2.0
Power Integrations, Inc.	2.0
Aspen Technology, Inc.	2.0
Haemonetics Corp.	1.9
Chemed Corp.	1.8
Fox Factory Holding Corp.	1.8

Top Sectors

% of Net Assets
Information Technology	27.3
Industrials	18.2
Health Care	15.0
Financials	13.0
Consumer Discretionary	12.7
Consumer Staples	4.3
Materials	4.1
Communication Services	3.4
Real Estate	1.3

BHFTII-3

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.85%	$1,000.00	$1,267.70	$4.85
	Hypothetical*	0.85%	$1,000.00	$1,020.86	$4.32

Class B (a)	Actual	1.10%	$1,000.00	$1,265.70	$6.26
	Hypothetical*	1.10%	$1,000.00	$1,019.61	$5.58

Class E (a)	Actual	1.00%	$1,000.00	$1,266.60	$5.70
	Hypothetical*	1.00%	$1,000.00	$1,020.11	$5.08

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—0.5%
Forward Air Corp.	78,220	$6,010,425

Airlines—0.7%
Allegiant Travel Co.	44,431	8,408,122

Auto Components—3.2%
Fox Factory Holding Corp. (a)	200,969	21,244,433
LCI Industries	97,795	12,682,056
XPEL, Inc. (a)	63,401	3,268,955

		37,195,444

Banks—7.9%
Bank of Hawaii Corp.	165,515	12,681,759
BOK Financial Corp.	84,725	5,801,968
Columbia Banking System, Inc.	168,249	6,040,139
Community Bank System, Inc.	151,757	9,455,979
Cullen/Frost Bankers, Inc.	108,028	9,423,282
CVB Financial Corp.	415,011	8,092,715
First Financial Bankshares, Inc.	345,797	12,509,206
First Hawaiian, Inc.	299,862	7,070,746
Glacier Bancorp, Inc.	206,600	9,505,666
Lakeland Financial Corp.	61,522	3,296,349
Prosperity Bancshares, Inc.	134,647	9,339,116

		93,216,925

Biotechnology—2.3%
Abcam plc	244,788	5,188,357
Certara, Inc. (a)	71,893	2,424,232
Emergent BioSolutions, Inc. (a)	214,702	19,237,299

		26,849,888

Building Products—1.6%
AAON, Inc.	215,858	14,382,618
CSW Industrials, Inc.	40,404	4,521,612

		18,904,230

Capital Markets—3.4%
Artisan Partners Asset Management, Inc. - Class A	95,393	4,802,084
FactSet Research Systems, Inc.	12,657	4,208,452
Hamilton Lane, Inc. - Class A	58,971	4,602,687
Houlihan Lokey, Inc.	100,954	6,787,137
MarketAxess Holdings, Inc.	34,838	19,877,169

		40,277,529

Chemicals—2.2%
Chase Corp.	54,015	5,456,055
NewMarket Corp.	9,919	3,950,639
Quaker Chemical Corp.	64,541	16,354,044

		25,760,738

Commercial Services & Supplies—4.8%
IAA, Inc. (a)	214,754	13,954,715
MSA Safety, Inc.	109,823	16,406,458
Rollins, Inc.	365,049	14,262,465
Tetra Tech, Inc.	98,949	11,456,315

		56,079,953

Communications Equipment—1.0%
NetScout Systems, Inc. (a)	429,149	11,767,266

Construction & Engineering—0.7%
Valmont Industries, Inc.	49,767	8,705,741

Construction Materials—0.8%
Eagle Materials, Inc.	89,222	9,042,650

Containers & Packaging—1.1%
AptarGroup, Inc.	97,003	13,278,741

Distributors—3.3%
Pool Corp.	104,122	38,785,445

Diversified Consumer Services—1.3%
Bright Horizons Family Solutions, Inc. (a)	85,635	14,813,999

Electrical Equipment—0.5%
Array Technologies, Inc. (a)	121,953	5,261,052

Electronic Equipment, Instruments & Components—6.8%
Cognex Corp.	173,804	13,953,854
Littelfuse, Inc.	67,036	17,071,388
National Instruments Corp.	92,689	4,072,755
Novanta, Inc. (a)	129,482	15,307,362
Rogers Corp. (a)	106,176	16,488,071
Zebra Technologies Corp. - Class A (a)	32,322	12,422,314

		79,315,744

Food & Staples Retailing—0.7%
Grocery Outlet Holding Corp. (a)	216,112	8,482,396

Food Products—1.4%
J & J Snack Foods Corp.	16,209	2,518,392
Lancaster Colony Corp.	60,464	11,109,051
UTZ Brands, Inc.	108,903	2,402,400

		16,029,843

Health Care Equipment & Supplies—7.2%
Atrion Corp.	12,386	7,954,785
Haemonetics Corp. (a)	189,201	22,467,619
Heska Corp. (a)	4,670	680,185
IDEXX Laboratories, Inc. (a)	36,419	18,204,766
Neogen Corp. (a)	73,925	5,862,252
West Pharmaceutical Services, Inc.	103,464	29,312,386

		84,481,993

Health Care Providers & Services—2.1%
Chemed Corp.	40,570	21,607,988
National Research Corp.	67,560	2,888,190

		24,496,178

Health Care Technology—0.5%
Simulations Plus, Inc.	83,420	5,999,566

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—0.9%
Texas Roadhouse, Inc.	135,012	$10,552,538

Household Products—2.2%
Church & Dwight Co., Inc.	134,634	11,744,124
WD-40 Co.	54,987	14,608,946

		26,353,070

Insurance—1.6%
AMERISAFE, Inc.	107,560	6,177,171
RLI Corp.	123,259	12,837,425

		19,014,596

IT Services—1.4%
Computer Services, Inc.	81,061	4,815,024
Jack Henry & Associates, Inc.	74,280	12,032,617

		16,847,641

Life Sciences Tools & Services—2.9%
Bio-Techne Corp.	82,223	26,109,914
ICON plc (a)	41,553	8,102,004

		34,211,918

Machinery—5.9%
Graco, Inc.	150,768	10,908,065
Kadant, Inc.	48,909	6,895,191
Lindsay Corp.	47,635	6,119,192
Nordson Corp.	53,815	10,814,124
Omega Flex, Inc.	4,390	640,940
RBC Bearings, Inc. (a)	98,949	17,715,829
Toro Co. (The)	172,272	16,338,276

		69,431,617

Media—3.4%
Cable One, Inc.	7,669	17,084,385
Nexstar Media Group, Inc. - Class A	143,829	15,704,688
TechTarget, Inc. (a)	123,842	7,320,301

		40,109,374

Multiline Retail—0.4%
Ollie’s Bargain Outlet Holdings, Inc. (a)	63,032	5,154,127

Professional Services—1.7%
Exponent, Inc.	221,341	19,927,330

Real Estate Management & Development—1.3%
FirstService Corp.	108,309	14,812,339

Semiconductors & Semiconductor Equipment—5.8%
CMC Materials, Inc.	98,645	14,924,988
Lattice Semiconductor Corp. (a)	353,673	16,205,297
MKS Instruments, Inc.	92,148	13,863,667
Power Integrations, Inc.	286,676	23,467,297

		68,461,249

Software—12.3%
Altair Engineering, Inc. - Class A (a)	113,302	6,591,910
American Software, Inc. - Class A	114,967	1,973,984
Aspen Technology, Inc. (a)	179,417	23,369,064
Fair Isaac Corp. (a)	52,557	26,858,729
Manhattan Associates, Inc. (a)	225,849	23,754,798
Model N, Inc. (a)	169,000	6,029,920
Qualys, Inc. (a)	165,134	20,124,881
SPS Commerce, Inc. (a)	91,946	9,984,416
Tyler Technologies, Inc. (a)	46,864	20,457,073
Vertex, Inc. - Class A (a)	158,191	5,512,956

		144,657,731

Specialty Retail—3.6%
Asbury Automotive Group, Inc. (a)	89,089	12,983,831
Floor & Decor Holdings, Inc. - Class A (a)	122,527	11,376,632
Lithia Motors, Inc. - Class A	39,050	11,428,763
Tractor Supply Co.	46,667	6,560,447

		42,349,673

Trading Companies & Distributors—1.8%
Richelieu Hardware, Ltd.	146,415	3,803,320
SiteOne Landscape Supply, Inc. (a)	52,028	8,253,201
Watsco, Inc.	38,574	8,738,940

		20,795,461

Total Common Stocks (Cost $578,642,018)		1,165,842,532

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $9,493,027; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $9,682,900.	9,493,027	9,493,027

Total Short-Term Investments (Cost $9,493,027)		9,493,027

Total Investments—100.0% (Cost $588,135,045)		1,175,335,559
Other assets and liabilities (net)—0.0%		313,412

Net Assets—100.0%		$1,175,648,971

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$6,010,425	$—	$—	$6,010,425
Airlines	8,408,122	—	—	8,408,122
Auto Components	37,195,444	—	—	37,195,444
Banks	93,216,925	—	—	93,216,925
Biotechnology	21,661,531	5,188,357	—	26,849,888
Building Products	18,904,230	—	—	18,904,230
Capital Markets	40,277,529	—	—	40,277,529
Chemicals	25,760,738	—	—	25,760,738
Commercial Services & Supplies	56,079,953	—	—	56,079,953
Communications Equipment	11,767,266	—	—	11,767,266
Construction & Engineering	8,705,741	—	—	8,705,741
Construction Materials	9,042,650	—	—	9,042,650
Containers & Packaging	13,278,741	—	—	13,278,741
Distributors	38,785,445	—	—	38,785,445
Diversified Consumer Services	14,813,999	—	—	14,813,999
Electrical Equipment	5,261,052	—	—	5,261,052
Electronic Equipment, Instruments & Components	79,315,744	—	—	79,315,744
Food & Staples Retailing	8,482,396	—	—	8,482,396
Food Products	16,029,843	—	—	16,029,843
Health Care Equipment & Supplies	84,481,993	—	—	84,481,993
Health Care Providers & Services	24,496,178	—	—	24,496,178
Health Care Technology	5,999,566	—	—	5,999,566
Hotels, Restaurants & Leisure	10,552,538	—	—	10,552,538
Household Products	26,353,070	—	—	26,353,070
Insurance	19,014,596	—	—	19,014,596
IT Services	16,847,641	—	—	16,847,641
Life Sciences Tools & Services	34,211,918	—	—	34,211,918
Machinery	69,431,617	—	—	69,431,617
Media	40,109,374	—	—	40,109,374
Multiline Retail	5,154,127	—	—	5,154,127
Professional Services	19,927,330	—	—	19,927,330
Real Estate Management & Development	14,812,339	—	—	14,812,339
Semiconductors & Semiconductor Equipment	68,461,249	—	—	68,461,249
Software	144,657,731	—	—	144,657,731
Specialty Retail	42,349,673	—	—	42,349,673
Trading Companies & Distributors	20,795,461	—	—	20,795,461
Total Common Stocks	1,160,654,175	5,188,357	—	1,165,842,532
Total Short-Term Investment*	—	9,493,027	—	9,493,027
Total Investments	$1,160,654,175	$14,681,384	$—	$1,175,335,559

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a)	$1,175,335,559
Receivable for:
Investments sold	3,557,531
Fund shares sold	24,031
Dividends	454,168
Prepaid expenses	3,428

Total Assets	1,179,374,717
Liabilities
Payables for:
Investments purchased	951,544
Fund shares redeemed	1,632,938
Accrued Expenses:
Management fees	787,862
Distribution and service fees	83,365
Deferred trustees’ fees	187,416
Other expenses	82,621

Total Liabilities	3,725,746

Net Assets	$1,175,648,971

Net Assets Consist of:
Paid in surplus	$511,392,626
Distributable earnings (Accumulated losses)	664,256,345

Net Assets	$1,175,648,971

Net Assets
Class A	$739,580,200
Class B	345,890,110
Class E	90,178,661
Capital Shares Outstanding*
Class A	30,801,299
Class B	14,785,063
Class E	3,819,964
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$24.01
Class B	23.39
Class E	23.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $588,135,045.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$10,327,174
Interest	10,123

Total investment income	10,337,297
Expenses
Management fees	8,389,888
Administration fees	47,262
Custodian and accounting fees	71,533
Distribution and service fees—Class B	751,168
Distribution and service fees—Class E	117,182
Audit and tax services	43,784
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	146,042
Insurance	7,463
Miscellaneous	14,816

Total expenses	9,689,108
Less management fee waiver	(125,000)
Less broker commission recapture	(49,411)

Net expenses	9,514,697

Net Investment Income	822,600

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	77,186,951
Foreign currency transactions	(1,516)

Net realized gain	77,185,435

Net change in unrealized appreciation on:
Investments	164,272,707
Foreign currency transactions	15

Net change in unrealized appreciation	164,272,722

Net realized and unrealized gain	241,458,157

Net Increase in Net Assets From Operations	$242,280,757

(a)	Net of foreign withholding taxes of $28,872.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$822,600	$1,508,527
Net realized gain	77,185,435	73,103,084
Net change in unrealized appreciation	164,272,722	188,707,820

Increase in net assets from operations	242,280,757	263,319,431

From Distributions to Shareholders
Class A	(46,871,431)	(89,890,338)
Class B	(22,037,084)	(42,337,500)
Class E	(5,631,424)	(11,438,849)

Total distributions	(74,539,939)	(143,666,687)

Increase (decrease) in net assets from capital share transactions	(59,301,460)	23,948,077

Total increase in net assets	108,439,358	143,600,821

Net Assets
Beginning of period	1,067,209,613	923,608,792

End of period	$1,175,648,971	$1,067,209,613

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	772,947	$14,164,468	640,300	$12,851,388
Reinvestments	2,532,222	46,871,431	4,711,234	89,890,338
Redemptions	(4,833,401)	(98,400,255)	(4,141,419)	(85,121,997)

Net increase (decrease)	(1,528,232)	$(37,364,356)	1,210,115	$17,619,729

Class B
Sales	946,225	$17,690,692	682,892	$13,583,791
Reinvestments	1,220,215	22,037,084	2,267,675	42,337,500
Redemptions	(2,866,394)	(56,714,113)	(2,407,782)	(48,262,036)

Net increase (decrease)	(699,954)	$(16,986,337)	542,785	$7,659,255

Class E
Sales	40,275	$734,558	27,760	$560,873
Reinvestments	309,249	5,631,424	608,449	11,438,849
Redemptions	(567,957)	(11,316,749)	(658,478)	(13,330,629)

Net decrease	(218,433)	$(4,950,767)	(22,269)	$(1,330,907)

Increase (decrease) derived from capital shares transactions		$(59,301,460)		$23,948,077

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019		2018	2017	2016
Net Asset Value, Beginning of Period	$20.75	$18.56		$22.65	$21.38	$18.10

Income (Loss) from Investment Operations
Net investment income (a)	0.03	0.05		0.06	0.08	0.08	(b)
Net realized and unrealized gain (loss)	4.74	5.19		(1.21)	3.11	3.29

Total income (loss) from investment operations	4.77	5.24		(1.15)	3.19	3.37

Less Distributions
Distributions from net investment income	(0.04)	(0.05)		(0.08)	(0.09)	(0.09)
Distributions from net realized capital gains	(1.47)	(3.00)		(2.86)	(1.83)	0.00

Total distributions	(1.51)	(3.05)		(2.94)	(1.92)	(0.09)

Net Asset Value, End of Period	$24.01	$20.75		$18.56	$22.65	$21.38

Total Return (%) (c)	25.11	29.68		(6.70)	15.75	18.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.87		0.86	0.85	0.85
Net ratio of expenses to average net assets (%) (d)	0.85	0.85		0.84	0.84	0.84
Ratio of net investment income to average net assets (%)	0.17	0.23		0.25	0.36	0.43	(b)
Portfolio turnover rate (%)	12	11		12	17	19
Net assets, end of period (in millions)	$739.6	$670.9		$577.6	$770.2	$764.5

	Class B
	Year Ended December 31,
	2020	2019		2018	2017	2016
Net Asset Value, Beginning of Period	$20.27	$18.18		$22.25	$21.03	$17.80

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.00	)(e)	0.00 (e)	0.02	0.04	(b)
Net realized and unrealized gain (loss)	4.61	5.09		(1.19)	3.07	3.23

Total income (loss) from investment operations	4.59	5.09		(1.19)	3.09	3.27

Less Distributions
Distributions from net investment income	0.00	0.00		(0.02)	(0.04)	(0.04)
Distributions from net realized capital gains	(1.47)	(3.00)		(2.86)	(1.83)	0.00

Total distributions	(1.47)	(3.00)		(2.88)	(1.87)	(0.04)

Net Asset Value, End of Period	$23.39	$20.27		$18.18	$22.25	$21.03

Total Return (%) (c)	24.76	29.41		(6.98)	15.49	18.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.12		1.11	1.10	1.10
Net ratio of expenses to average net assets (%) (d)	1.10	1.10		1.09	1.09	1.09
Ratio of net investment income (loss) to average net assets (%)	(0.08)	(0.02)		0.01	0.11	0.19	(b)
Portfolio turnover rate (%)	12	11		12	17	19
Net assets, end of period (in millions)	$345.9	$313.9		$271.7	$339.9	$333.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.42	$18.30	$22.38	$21.14	$17.89

Income (Loss) from Investment Operations
Net investment income (a)	0.00 (e)	0.02	0.02	0.04	0.05	(b)
Net realized and unrealized gain (loss)	4.67	5.12	(1.19)	3.09	3.26

Total income (loss) from investment operations	4.67	5.14	(1.17)	3.13	3.31

Less Distributions
Distributions from net investment income	(0.01)	(0.02)	(0.05)	(0.06)	(0.06)
Distributions from net realized capital gains	(1.47)	(3.00)	(2.86)	(1.83)	0.00

Total distributions	(1.48)	(3.02)	(2.91)	(1.89)	(0.06)

Net Asset Value, End of Period	$23.61	$20.42	$18.30	$22.38	$21.14

Total Return (%) (c)	24.96	29.49	(6.89)	15.61	18.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.02	1.01	1.00	1.00
Net ratio of expenses to average net assets (%) (d)	1.00	1.00	0.99	0.99	0.99
Ratio of net investment income to average net assets (%)	0.02	0.08	0.11	0.21	0.29	(b)
Portfolio turnover rate (%)	12	11	12	17	19
Net assets, end of period (in millions)	$90.2	$82.5	$74.3	$93.5	$93.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-12

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-13

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $9,493,027, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-14

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$117,794,049	$0	$248,719,711

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$8,389,888	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $	500 million

BHFTII-15

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$588,579,097

Gross unrealized appreciation	590,481,678
Gross unrealized depreciation	(3,725,216)

Net unrealized appreciation (depreciation)	$586,756,462

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$1,172,995	$1,975,510	$73,366,944	$141,691,177	$74,539,939	$143,666,687

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$667,088	$77,020,196	$586,756,477	$—	$664,443,761

BHFTII-16

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-17

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Neuberger Berman Genesis Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger Berman Genesis Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Neuberger Berman Genesis Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-20

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-21

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-22

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Neuberger Berman Genesis Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Neuberger Berman Management LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of one of its Performance Universes for the five-year period ended June 30, 2020, and underperformed the median of that same Performance Universe for the one-year and three-year periods ended June 30, 2020. The Board also considered that the Portfolio outperformed the median of its other Performance Universe for the one-, three-, and five-year periods ended June 30, 2020. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the five-year period ended June 30, 2020, and underperformed the average of that same Morningstar Category for the one-year and three-year periods ended June 30, 2020. In addition, the Board considered that the Portfolio outperformed the average of a different, but still comparable, Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median, and below the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-23

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 36.95%, 36.64%, and 36.79%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 38.49%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rose for the one-year period, despite the coronavirus (“COVID-19”) pandemic and related economic dislocations. Equities declined sharply at the beginning of the year as COVID-19 spread quickly in the U.S., prompting government officials to close schools, nonessential businesses, and public facilities. Stocks rebounded during the second quarter, driven by the Federal Reserve’s and federal government’s massive stimulus efforts, as well as slowing global COVID-19 infection rates. The rebound continued during much of the third quarter, as a faster-than-expected recovery in the economy coupled with reports of progress in developing several possible COVID-19 vaccines and treatments boosted stocks.

During the final months of the year, stocks benefited from reduced political uncertainty as former Vice President Joe Biden defeated incumbent President Donald Trump in the November 3rd U.S. presidential election. Stocks also received a major boost following positive announcements in the development and eventual distribution of approved COVID-19 vaccines.

Within the fixed income universe, corporate bonds delivered strong results as the market easily absorbed a torrent of new issuance. After falling to record lows in March, intermediate- and longer-term Treasury yields ticked higher later in the year but remained very low by historical standards, a factor that in our view, encouraged investors to seek out riskier securities with higher return potential.

Most equity markets outside the U.S. also performed well. Developed European markets gained ground as the European Union implemented massive monetary and fiscal stimulus to help address the economic fallout from the coronavirus. Emerging markets outpaced developed markets, and Asian shares delivered strong results as China and other countries in the region proved relatively successful in containing COVID-19.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted a positive return but underperformed its benchmark, the Russell 1000 Growth Index during the reporting period. Broadly speaking, stock selection primarily detracted from relative performance, while sector allocation partially offset the negative impact.

Information Technology was the largest relative detractor from performance during the period due to stock selection. An underweight position in Apple detracted from relative performance as shares outperformed over the past 12 months, driven by strength from Mac and iPad (which benefited from work and learn-at-home dynamics) and better-than-feared iPhone results.

Weak stock choices in Consumer Discretionary also held back relative performance during the period, although this was partially positively offset by an overweight allocation. Shares of Alibaba Group Holding came under pressure following the announcement of an antitrust investigation and the cancellation of the Ant initial public offering (IPO), a company in which Alibaba owned a 33% stake.

Weak stock choices in the Industrials sector further detracted from relative performance during the period, driven by a position in Boeing as shares traded lower following a series of negative events, including an extended timeline for the 737 MAX’s return to service and a production halt in order to manage growing inventory. Those issues, combined with the devastating effect of the COVID-19 outbreak on the airline industry, jeopardized our growth thesis and prompted us to eliminate the position from the Portfolio in April 2020.

Conversely, Communication Services was the largest contributor to relative results during the period, primarily due to beneficial stock selection, led by holdings in Snap. Shares of the company gained over the past 12 months due to increased user growth and engagement in response to social distancing measures, as well as higher advertiser demand and a mix shift toward higher-priced advertising solutions.

The Portfolio’s underweight to Consumer Staples contributed to relative performance during the period as the defensive sector lagged the market in a risk-on environment.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was overweight the benchmark in Communication Services, Consumer Discretionary, and Industrials. The Portfolio was underweight the benchmark in Information Technology, Consumer Staples, Health Care, Real Estate, Materials, Financials, Energy, and Utilities. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	36.95	19.34	16.96
Class B	36.64	19.04	16.66
Class E	36.79	19.16	16.78
Russell 1000 Growth Index	38.49	20.99	17.21

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Amazon.com, Inc.	10.6
Microsoft Corp.	7.9
Apple, Inc.	5.7
Facebook, Inc. - Class A	4.9
Alphabet, Inc. - Class A	3.0
Visa, Inc. - A Shares	2.6
Alphabet, Inc. - Class C	2.5
MasterCard, Inc. - Class A	2.4
Netflix, Inc.	2.2
Alibaba Group Holding, Ltd.(ADR)	2.2

Top Sectors

% of Net Assets
Information Technology	39.5
Consumer Discretionary	22.6
Communication Services	19.4
Health Care	9.9
Industrials	6.4
Financials	1.7
Materials	0.3

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.55%	$1,000.00	$1,257.80	$3.12
	Hypothetical*	0.55%	$1,000.00	$1,022.37	$2.80

Class B (a)	Actual	0.80%	$1,000.00	$1,256.10	$4.54
	Hypothetical*	0.80%	$1,000.00	$1,021.12	$4.06

Class E (a)	Actual	0.70%	$1,000.00	$1,256.80	$3.97
	Hypothetical*	0.70%	$1,000.00	$1,021.62	$3.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—97.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
Teledyne Technologies, Inc. (a)	44,546	$17,461,141

Air Freight & Logistics—0.9%
FedEx Corp.	91,263	23,693,700

Auto Components—0.4%
Aptiv plc	95,525	12,445,952

Automobiles—0.9%
Ferrari NV (b)	102,925	23,623,346

Biotechnology—1.3%
Argenx SE (ADR) (a)	9,365	2,754,153
Incyte Corp. (a)	105,560	9,181,609
Vertex Pharmaceuticals, Inc. (a)	103,761	24,522,874

		36,458,636

Capital Markets—1.1%
MSCI, Inc.	13,534	6,043,337
S&P Global, Inc.	42,468	13,960,506
Tradeweb Markets, Inc. - Class A (b)	67,630	4,223,493
XP, Inc. - Class A (a)	186,342	7,392,187

		31,619,523

Chemicals—0.4%
Linde plc (b)	36,977	9,743,809

Commercial Services & Supplies—0.7%
Cintas Corp.	53,891	19,048,313

Entertainment—4.7%
Netflix, Inc. (a)	113,159	61,188,466
Sea, Ltd. (ADR) (a) (b)	226,815	45,147,526
Spotify Technology S.A. (a)	67,641	21,283,917

		127,619,909

Health Care Equipment & Supplies—2.9%
Align Technology, Inc. (a)	8,204	4,384,054
Intuitive Surgical, Inc. (a)	47,390	38,769,759
Stryker Corp.	148,773	36,455,336

		79,609,149

Health Care Providers & Services—5.4%
Anthem, Inc.	60,818	19,528,052
Centene Corp. (a)	242,119	14,534,403
Cigna Corp.	143,226	29,816,789
HCA Healthcare, Inc.	121,739	20,021,196
Humana, Inc. (b)	26,100	10,708,047
UnitedHealth Group, Inc.	150,115	52,642,328

		147,250,815

Hotels, Restaurants & Leisure—3.4%
Airbnb, Inc. - Class A (a) (b)	12,090	1,774,812
Airbnb, Inc. - Class B † (a) (c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	213,614	28,222,682
Chipotle Mexican Grill, Inc. (a)	13,689	18,982,673

Hotels, Restaurants & Leisure—(Continued)
DraftKings, Inc. - Class A (a)	173,598	8,082,723
Las Vegas Sands Corp.	198,700	11,842,520
Wynn Resorts, Ltd.	209,154	23,598,846

		92,504,256

Industrial Conglomerates—1.1%
Roper Technologies, Inc.	68,809	29,662,872

Insurance—0.4%
Chubb, Ltd.	70,494	10,850,437

Interactive Media & Services—13.7%
Alphabet, Inc. - Class A (a)	46,040	80,691,546
Alphabet, Inc. - Class C (a)	39,638	69,441,019
Facebook, Inc. - Class A (a)	493,834	134,895,695
IAC/InterActiveCorp. (a) (b)	2,107	398,961
Match Group, Inc. (a) (b)	144,859	21,901,232
Snap, Inc. - Class A (a)	893,808	44,752,967
Tencent Holdings, Ltd.	306,185	22,372,089

		374,453,509

Internet & Direct Marketing Retail—14.1%
Alibaba Group Holding, Ltd. (ADR) (a)	258,700	60,207,251
Amazon.com, Inc. (a)	88,972	289,775,576
Booking Holdings, Inc. (a)	6,691	14,902,663
DoorDash, Inc. - Class A (a) (b)	9,772	1,394,953
DoorDash, Inc. - Series A † (a) (c)	70,195	9,018,303
Farfetch, Ltd. - Class A (a)	165,400	10,554,174
JD Health International, Inc. (a)	40,600	785,558
Maplebear, Inc. † (a) (c) (d)	17,978	1,168,570
Maplebear, Inc. (Non-Voting Shares) † (a) (c) (d)	939	61,035

		387,868,083

IT Services—11.4%
Black Knight, Inc. (a) (b)	73,300	6,476,055
Fidelity National Information Services, Inc.	201,217	28,464,157
Fiserv, Inc. (a)	283,642	32,295,478
Global Payments, Inc.	142,456	30,687,872
MasterCard, Inc. - Class A	183,326	65,436,382
PayPal Holdings, Inc. (a)	180,712	42,322,750
Shopify, Inc. - Class A (a)	9,715	10,996,894
Snowflake, Inc. - Class A (a) (b)	8,920	2,510,088
Snowflake, Inc. - Class B † (a) (c)	5,790	1,547,841
SoFi, Inc. † (a) (c) (d)	290,462	5,353,215
StoneCo, Ltd. - Class A (a)	112,587	9,448,301
Stripe, Inc. - Class B † (a) (c) (d)	63,278	992,832
Visa, Inc. - A Shares	320,640	70,133,587
Wix.com, Ltd. (a)	17,500	4,374,300

		311,039,752

Life Sciences Tools & Services—0.2%
Avantor, Inc. (a)	220,344	6,202,684

Machinery—1.6%
Cummins, Inc. (b)	57,500	13,058,250
Fortive Corp. (b)	221,338	15,675,157
Parker-Hannifin Corp.	58,100	15,827,021

		44,560,428

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—0.8%
Equifax, Inc.	15,435	$2,976,485
TransUnion	189,282	18,780,560

		21,757,045

Road & Rail—0.6%
Norfolk Southern Corp.	33,000	7,841,130
Union Pacific Corp.	39,374	8,198,454

		16,039,584

Semiconductors & Semiconductor Equipment—4.5%
Advanced Micro Devices, Inc. (a)	339,028	31,092,258
ASML Holding NV	70,044	34,161,860
Marvell Technology Group, Ltd. (b)	320,391	15,231,388
NVIDIA Corp.	47,950	25,039,490
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	157,300	17,151,992

		122,676,988

Software—17.0%
Adobe, Inc. (a) (b)	29,219	14,613,006
Avalara, Inc. (a)	60,382	9,956,388
Coupa Software, Inc. (a)	11,815	4,004,222
Crowdstrike Holdings, Inc. - Class A (a) (b)	50,243	10,642,472
Datadog, Inc. - Class A (a) (b)	148,800	14,647,872
Epic Games, Inc. † (a) (c) (d)	7,860	4,519,500
Intuit, Inc.	107,520	40,841,472
Microsoft Corp.	976,034	217,089,482
Paycom Software, Inc. (a) (b)	34,199	15,466,498
Salesforce.com, Inc. (a)	219,183	48,774,793
ServiceNow, Inc. (a)	59,592	32,801,225
Slack Technologies, Inc. - Class A (a) (b)	373,656	15,783,229
Splunk, Inc. (a) (b)	154,076	26,175,972
UiPath, Inc. - Class A † (a) (c) (d)	23,187	674,563
Workday, Inc. - Class A (a)	33,736	8,083,483

		464,074,177

Specialty Retail—1.8%
Carvana Co. (a) (b)	68,468	16,400,825
Ross Stores, Inc.	261,987	32,174,623

		48,575,448

Technology Hardware, Storage & Peripherals—5.7%
Apple, Inc.	1,167,960	154,976,612

Textiles, Apparel & Luxury Goods—1.7%
lululemon athletica, Inc. (a) (b)	59,376	20,664,629
NIKE, Inc. - Class B	179,100	25,337,277

		46,001,906

Total Common Stocks (Cost $1,392,268,010)		2,659,818,074

Convertible Preferred Stocks—2.5%
Security Description	Shares/ Principal Amount*	Value

Automobiles—1.4%
Aurora Innovation, Inc. - Series B † (a) (c) (d)	205,250	4,034,599
GM Cruise Holdings LLC - Series F † (a) (c) (d)	196,100	3,578,825
Nuro, Inc. - Series C † (a) (c) (d)	179,741	2,346,447
Rivian Automotive, Inc. - Series D † (a) (c) (d)	675,570	10,728,052
Rivian Automotive, Inc. - Series E † (a) (c) (d)	931,845	14,797,699
Waymo LLC - Series A-2 † (a) (c) (d)	26,511	2,276,425

		37,762,047

Internet & Direct Marketing Retail—0.8%
ANT International Co., Ltd. - Class C † (a) (c) (d)	1,458,697	12,690,664
Maplebear, Inc. - Series A † (a) (c) (d)	2,525	164,125
Maplebear, Inc. - Series B † (a) (c) (d)	36,727	2,387,255
Rappi, Inc. - Series E † (a) (c) (d)	52,748	3,151,484
Xiaoju Kuaizhi, Inc. - Series A-17 † (a) (c) (d)	91,053	3,824,226

		22,217,754

Real Estate Management & Development—0.0%
WeWork Cos., Inc. - Series E † (a) (c) (d)	60,866	0

Software—0.3%
Magic Leap, Inc. - Series C † (a) (c) (d)	124,428	286,595
Magic Leap, Inc. - Series D † (a) (c) (d)	90,348	243,940
UiPath, Inc. - Series E † (a) (c) (d)	5,015	145,898
UiPath, Inc. - Series D-1 † (a) (c) (d)	211,056	6,140,104
UiPath, Inc. - Series D-2 † (a) (c) (d)	35,439	1,031,002

		7,847,539

Total Convertible Preferred Stocks (Cost $58,176,992)		67,827,340

Short-Term Investment—0.2%

Mutual Funds—0.2%
T. Rowe Price Government Reserve Fund (e)	6,228,714	6,228,714

Total Short-Term Investments (Cost $6,228,714)		6,228,714

Securities Lending Reinvestments (f)—6.0%

Certificates of Deposit—2.1%
Banco del Estado de Chile 0.250%, 01/04/21	4,000,000	4,000,040
Bank of Nova Scotia 0.372%, 1M LIBOR + 0.220%, 01/08/21 (g)	2,000,000	2,000,088
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (g)	4,000,000	4,001,532
Goldman Sachs Bank USA 0.291%, SOFR + 0.200%, 02/22/21 (g)	1,500,000	1,499,448
0.301%, SOFR + 0.210%, 02/22/21 (g)	1,500,000	1,499,448
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 01/25/21	4,995,598	4,999,450

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd. 0.250%, 03/22/21	2,000,000	$2,000,044
MUFG Bank Ltd. Zero Coupon, 02/22/21	2,998,043	2,999,070
Nordea Bank New York 0.313%, 3M LIBOR + 0.100%, 05/21/21 (g)	4,000,000	4,001,072
Rabobank International London 0.294%, 3M LIBOR + 0.080%, 07/30/21 (g)	2,000,000	2,000,440
0.359%, 1M LIBOR + 0.210%, 01/08/21 (g)	2,000,000	2,000,400
Royal Bank of Canada New York 0.270%, FEDEFF PRV + 0.180%, 02/12/21 (g)	2,000,000	2,000,238
0.274%, 3M LIBOR + 0.040%, 10/05/21 (g)	4,000,000	3,999,480
Skandinaviska Enskilda Banken AB 0.210%, 03/15/21	1,000,000	999,938
0.250%, 05/17/21	2,000,000	1,999,848
Sumitomo Mitsui Banking Corp. 0.252%, 3M LIBOR + 0.030%, 02/17/21 (g)	3,000,000	2,999,973
0.273%, 3M LIBOR + 0.060%, 01/29/21 (g)	4,000,000	4,000,048
Sumitomo Mitsui Trust Bank London
Zero Coupon, 05/13/21	4,992,470	4,995,000
Svenska Handelsbanken AB 0.249%, 3M LIBOR + 0.020%, 09/17/21 (g)	3,000,000	2,999,385
Toronto-Dominion Bank 0.300%, 3M LIBOR + 0.070%, 10/08/21 (g)	4,000,000	4,000,080

		58,995,022

Commercial Paper—0.6%
Antalis S.A. 0.210%, 01/04/21	4,997,404	4,999,905
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (g)	7,000,000	7,001,351
Versailles Commercial Paper LLC 0.230%, 03/31/21	4,494,911	4,496,157

		16,497,413

Repurchase Agreements—2.5%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $5,002,044; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $5,556,630.	5,000,000	5,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $6,369,546; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.750%, maturity dates ranging from 08/31/22 - 09/30/24, and an aggregate market value of $6,496,902.	6,369,511	6,369,511
BofA Securities, Inc.
Repurchase Agreement dated 12/31/20 at 0.060%, due on 01/04/21 with a maturity value of $15,420,846; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 02/15/21 - 02/15/30, and an aggregate market value of $15,729,159.	15,420,743	15,420,743

Repurchase Agreements—(Continued)
BofA Securities, Inc.
Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $2,000,700; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $12,005,016; collateralized by various Common Stock with an aggregate market value of $13,200,000.	12,000,000	12,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $800,011; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $816,000.	800,000	800,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $400,009; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $408,000.	400,000	400,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $400,004; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $408,164.	400,000	400,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $2,000,047; collateralized by various Common Stock with an aggregate market value of $2,222,248.	2,000,000	2,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $12,000,267; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $13,312,757.	12,000,000	12,000,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,500,071; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,664,095.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $2,900,147; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $3,216,744.	2,900,000	2,900,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Nomura Securities Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $2,000,011; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 07/15/21 - 08/15/50, and an aggregate market value of $2,040,001.	2,000,000	$2,000,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $3,000,067; collateralized by various Common Stock with an aggregate market value of $3,333,899.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $2,100,089; collateralized by various Common Stock with an aggregate market value of $2,333,730.	2,100,000	2,100,000

		67,890,254

Mutual Funds—0.8%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (h)	20,000,000	20,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (h)	2,000,000	2,000,000

		22,000,000

Total Securities Lending Reinvestments (Cost $165,380,634)		165,382,689

Total Investments—106.0% (Cost $1,622,054,350)		2,899,256,817
Other assets and liabilities (net)—(6.0)%		(165,048,765)

Net Assets—100.0%		$2,734,208,052

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $119,385,881, which is 4.4% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $161,016,252 and the collateral received consisted of cash in the amount of $165,368,680. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 4.4% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Restricted Securities	Acquisition Date	Shares	Cost	Value
ANT International Co., Ltd. - Class C	06/07/18	1,458,697	$8,183,290	$12,690,664
Airbnb, Inc. - Class B	04/16/14	213,614	4,859,679	28,222,682
Aurora Innovation, Inc. - Series B	03/01/19	205,250	1,896,572	4,034,599
DoorDash, Inc. - Series A	11/12/19	70,195	2,821,298	9,018,303
Epic Games, Inc.	06/18/20	7,860	4,519,500	4,519,500
GM Cruise Holdings LLC - Series F	05/07/19	196,100	3,578,825	3,578,825
Magic Leap, Inc. - Series C	01/20/16	124,428	2,865,950	286,595
Magic Leap, Inc. - Series D	10/12/17	90,348	2,439,396	243,940
Maplebear, Inc.	08/07/20	17,978	832,991	1,168,570
Maplebear, Inc. - Series A	11/18/20	2,525	154,056	164,125
Maplebear, Inc. (Non-Voting Shares)	08/07/20	939	43,508	61,035
Maplebear, Inc. - Series B	07/02/20	36,727	1,766,271	2,387,255
Nuro, Inc. - Series C	10/30/20	179,741	2,346,447	2,346,447
Rappi, Inc. - Series E	09/08/20-09/24/20	52,748	3,151,484	3,151,484
Rivian Automotive, Inc. - Series D	12/23/19	675,570	7,258,324	10,728,052
Rivian Automotive, Inc. - Series E	07/10/20	931,845	14,434,279	14,797,699
Snowflake, Inc. - Class B	03/17/20	5,790	224,574	1,547,841
SoFi, Inc.	12/30/20	290,462	5,353,215	5,353,215

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Restricted Securities	Acquisition Date	Shares	Cost	Value
Stripe, Inc. - Class B	12/17/19	63,278	$992,832	$992,832
UiPath, Inc. - Class A	12/11/20	23,187	674,563	674,563
UiPath, Inc. - Series D-1	04/26/19	211,056	2,768,471	6,140,104
UiPath, Inc. - Series D-2	04/26/19	35,439	464,862	1,031,002
Uipath, Inc. - Series E	07/09/20	5,015	93,246	145,898
Waymo LLC - Series A-2	05/08/20	26,511	2,276,425	2,276,425
WeWork Cos., Inc. - Series E	06/23/15	60,866	2,001,856	0
Xiaoju Kuaizhi, Inc. - Series A-17	10/19/15	91,053	2,497,238	3,824,226

				$119,385,881

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$17,461,141	$—	$—	$17,461,141
Air Freight & Logistics	23,693,700	—	—	23,693,700
Auto Components	12,445,952	—	—	12,445,952
Automobiles	23,623,346	—	—	23,623,346
Biotechnology	36,458,636	—	—	36,458,636
Capital Markets	31,619,523	—	—	31,619,523
Chemicals	9,743,809	—	—	9,743,809
Commercial Services & Supplies	19,048,313	—	—	19,048,313
Entertainment	127,619,909	—	—	127,619,909
Health Care Equipment & Supplies	79,609,149	—	—	79,609,149
Health Care Providers & Services	147,250,815	—	—	147,250,815
Hotels, Restaurants & Leisure	64,281,574	28,222,682	—	92,504,256
Industrial Conglomerates	29,662,872	—	—	29,662,872
Insurance	10,850,437	—	—	10,850,437
Interactive Media & Services	352,081,420	22,372,089	—	374,453,509
Internet & Direct Marketing Retail	377,620,175	9,018,303	1,229,605	387,868,083
IT Services	303,145,864	1,547,841	6,346,047	311,039,752
Life Sciences Tools & Services	6,202,684	—	—	6,202,684
Machinery	44,560,428	—	—	44,560,428
Professional Services	21,757,045	—	—	21,757,045
Road & Rail	16,039,584	—	—	16,039,584
Semiconductors & Semiconductor Equipment	122,676,988	—	—	122,676,988
Software	458,880,114	—	5,194,063	464,074,177
Specialty Retail	48,575,448	—	—	48,575,448
Technology Hardware, Storage & Peripherals	154,976,612	—	—	154,976,612
Textiles, Apparel & Luxury Goods	46,001,906	—	—	46,001,906
Total Common Stocks	2,585,887,444	61,160,915	12,769,715	2,659,818,074
Total Convertible Preferred Stocks*	—	—	67,827,340	67,827,340
Total Short-Term Investment*	6,228,714	—	—	6,228,714
Securities Lending Reinvestments
Certificates of Deposit	—	58,995,022	—	58,995,022
Commercial Paper	—	16,497,413	—	16,497,413
Repurchase Agreements	—	67,890,254	—	67,890,254
Mutual Funds	22,000,000	—	—	22,000,000
Total Securities Lending Reinvestments	22,000,000	143,382,689	—	165,382,689
Total Investments	$2,614,116,158	$204,543,604	$80,597,055	$2,899,256,817

Collateral for Securities Loaned (Liability)	$—	$(165,368,680)	$—	$(165,368,680)

*	See Schedule of Investments for additional detailed categorizations.

During the year ended December 31, 2020, transfers from Level 3 to Level 2 in the amount of $15,941,295 were due to the initiation of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2019	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Transfer out	Balance as of December 31, 2020	Change in Unrealized Appreciation/ Depreciation from Investments Held at December 31, 2020
Common Stocks
Internet & Direct Marketing Retail	$—	$353,107	$876,498	$—	$1,229,605	$353,107
IT Services	992,832	—	5,353,215	—	6,346,047	—
Software	—	—	5,194,063	—	5,194,063	—
Convertible Preferred Stocks
Automobiles	12,733,721	5,971,175	19,057,151	—	37,762,047	5,971,175
Internet & Direct Marketing Retail	29,958,238	3,129,000	5,071,811	15,941,295	22,217,754	3,129,000
Real Estate Management & Development	856,993	(856,993)	—	—	0	(856,993)
Software	8,294,739	(540,446)	93,246	—	7,847,539	(540,446)

	$52,836,523	$8,055,843	$35,645,984	$15,941,295	$80,597,055	$8,055,843

	Fair Value at December 31, 2020		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet & Direct Marketing Retail	$1,229,605		Market Transaction Method	Secondary Market Transaction	$65.00	$65.00	$65.00	Increase
IT Services	5,353,215		Market Transaction Method	Precedent Transaction	$18.43	$18.43	$18.43	Increase
	992,832		Market Transaction Method	Precedent Transaction	$15.69	$15.69	$15.69	Increase
Software	4,519,500		Market Transaction Method	Precedent Transaction	$575.00	$575.00	$575.00	Increase
	674,563		Market Transaction Method	Precedent Transaction	$29.09	$29.09	$29.09	Increase
Convertible Preferred Stocks
Automobiles	4,034,599	(a)	Market Transaction Method	Merger & Acquisition Terms	$19.66	$19.66	$19.66	Increase
	3,578,825		Market Transaction Method	Precedent Transaction (Split Adj.)	$18.25	$18.25	$18.25	Increase
	25,525,750		Market Transaction Method	Secondary Market Transaction	$15.88	$15.88	$15.88	Increase
	2,346,447		Market Transaction Method	Precedent Transaction	$13.05	$13.05	$13.05	Increase
	2,276,425		Market Transaction Method	Precedent Transaction	$85.87	$85.87	$85.87	Increase
Internet & Direct Marketing Retail	12,690,664	(a)	Market Transaction Method	Published Offering Price	$10.31	$10.31	$10.31	Increase
			Redemption Value	Original Purchase Price	$5.61	$5.61	$5.61	Increase
				Guaranteed Return on Investment	15.00%	15.00%	15.00%	Increase
			Market Proxy	Parent Co. Share Price Change	-7.50%	-7.50%	-7.50%	Increase
				Parent Co. Ownership Percentage	33.00%	33.00%	33.00%	Increase
	3,824,226		Market Transaction Method	Secondary Market Transaction	$42.00	$42.00	$42.00	Increase
	2,551,380		Market Transaction Method	Secondary Market Transaction	$65.00	$65.00	$65.00	Increase
	3,151,484		Market Transaction Method	Precedent Transaction	$59.75	$59.75	$59.75	Increase
Real Estate Management & Development	0	(a)	Distressed Valuation Scenario	Estimated Restructure Proceeds	$0.00	$0.00	$0.00	Increase
Software	530,535		Estimated Liquidation Proceeds	Liquidation Preference Price	$23.30	$27.00	$24.86	Increase
				Discount for Liquidation Preference	90.00%	90.00%	90.00%	Decrease
	7,317,004		Market Transaction Method	Precedent Transaction	$29.09	$29.09	$29.09	Increase

(a)	A change in valuation techniques utilized during the year ended December 31, 2020 was due to company-specific news events.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$2,893,028,103
Affiliated investments at value (c)	6,228,714
Cash	1,300,036
Receivable for:
Investments sold	1,028,037
Fund shares sold	831,751
Dividends	258,125
Dividends on affiliated investments	341
Prepaid expenses	8,086

Total Assets	2,902,683,193
Liabilities
Collateral for securities loaned	165,368,680
Payables for:
Investments purchased	94,796
Fund shares redeemed	1,234,971
Accrued Expenses:
Management fees	1,200,437
Distribution and service fees	252,767
Deferred trustees’ fees	187,416
Other expenses	136,074

Total Liabilities	168,475,141

Net Assets	$2,734,208,052

Net Assets Consist of:
Paid in surplus	$1,151,073,915
Distributable earnings (Accumulated losses)	1,583,134,137

Net Assets	$2,734,208,052

Net Assets
Class A	$1,507,047,919
Class B	1,175,578,696
Class E	51,581,437
Capital Shares Outstanding*
Class A	52,341,207
Class B	42,039,713
Class E	1,816,628
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$28.79
Class B	27.96
Class E	28.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,615,825,636.
(b)	Includes securities loaned at value of $161,016,252.
(c)	Identified cost of affiliated investments was $6,228,714.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$11,145,353
Dividends from affiliated investments	51,214
Securities lending income	994,305

Total investment income	12,190,872
Expenses
Management fees	14,596,149
Administration fees	96,702
Custodian and accounting fees	152,282
Distribution and service fees—Class B	2,533,976
Distribution and service fees—Class E	65,551
Audit and tax services	53,340
Legal	46,424
Trustees’ fees and expenses	54,229
Shareholder reporting	145,926
Insurance	16,993
Miscellaneous	21,502

Total expenses	17,783,074
Less management fee waiver	(1,838,282)

Net expenses	15,944,792

Net Investment Loss	(3,753,920)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	312,824,700
Foreign currency transactions	(18,214)

Net realized gain	312,806,486

Net change in unrealized appreciation on investments	473,063,162

Net realized and unrealized gain	785,869,648

Net Increase in Net Assets From Operations	$782,115,728

(a)	Net of foreign withholding taxes of $94,073.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(3,753,920)	$3,684,917
Net realized gain	312,806,486	195,368,531
Net change in unrealized appreciation	473,063,162	420,069,587

Increase in net assets from operations	782,115,728	619,123,035

From Distributions to Shareholders
Class A	(111,482,508)	(211,905,071)
Class B	(81,684,614)	(140,705,693)
Class E	(3,465,810)	(6,304,043)

Total distributions	(196,632,932)	(358,914,807)

Increase (decrease) in net assets from capital share transactions	(294,281,961)	85,798,143

Total increase in net assets	291,200,835	346,006,371

Net Assets
Beginning of period	2,443,007,217	2,097,000,846

End of period	$2,734,208,052	$2,443,007,217

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	1,185,523	$28,306,264	1,111,976	$24,506,065
Reinvestments	4,999,216	111,482,508	10,341,877	211,905,071
Redemptions	(16,103,877)	(388,239,631)	(10,006,835)	(226,148,454)

Net increase (decrease)	(9,919,138)	$(248,450,859)	1,447,018	$10,262,682

Class B
Sales	4,539,157	$104,044,397	3,741,784	$80,810,898
Reinvestments	3,766,003	81,684,614	7,042,327	140,705,693
Redemptions	(9,881,088)	(230,528,813)	(6,755,424)	(147,883,750)

Net increase (decrease)	(1,575,928)	$(44,799,802)	4,028,687	$73,632,841

Class E
Sales	172,552	$4,156,622	114,006	$2,561,189
Reinvestments	157,465	3,465,810	311,311	6,304,043
Redemptions	(370,382)	(8,653,732)	(314,543)	(6,962,612)

Net increase (decrease)	(40,365)	$(1,031,300)	110,774	$1,902,620

Increase (decrease) derived from capital shares transactions		$(294,281,961)		$85,798,143

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.93		$20.71	$25.34	$20.18	$22.70

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.06	0.11	0.10	0.07 (b)
Net realized and unrealized gain	7.90		5.91	0.23	6.55	0.13

Total income (loss) from investment operations	7.89		5.97	0.34	6.65	0.20

Less Distributions
Distributions from net investment income	(0.06)		(0.10)	(0.11)	(0.07)	(0.01)
Distributions from net realized capital gains	(1.97)		(3.65)	(4.86)	(1.42)	(2.71)

Total distributions	(2.03)		(3.75)	(4.97)	(1.49)	(2.72)

Net Asset Value, End of Period	$28.79		$22.93	$20.71	$25.34	$20.18

Total Return (%) (c)	36.95		30.99	(0.94)	33.86	1.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63		0.63	0.62	0.63	0.62
Net ratio of expenses to average net assets (%) (d)(e)	0.55		0.55	0.55	0.56	0.58
Ratio of net investment income (loss) to average net assets (%)	(0.05)		0.26	0.45	0.42	0.34 (b)
Portfolio turnover rate (%)	33		26	39	49	42
Net assets, end of period (in millions)	$1,507.0		$1,427.4	$1,259.7	$1,594.6	$1,472.7

	Class B
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.32		$20.25	$24.87	$19.84	$22.40

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07)		0.00 (f)	0.05	0.04	0.02 (b)
Net realized and unrealized gain	7.68		5.76	0.24	6.43	0.13

Total income (loss) from investment operations	7.61		5.76	0.29	6.47	0.15

Less Distributions
Distributions from net investment income	(0.00	)(g)	(0.04)	(0.05)	(0.02)	0.00
Distributions from net realized capital gains	(1.97)		(3.65)	(4.86)	(1.42)	(2.71)

Total distributions	(1.97)		(3.69)	(4.91)	(1.44)	(2.71)

Net Asset Value, End of Period	$27.96		$22.32	$20.25	$24.87	$19.84

Total Return (%) (c)	36.64		30.59	(1.15)	33.47	1.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88		0.88	0.87	0.88	0.87
Net ratio of expenses to average net assets (%) (d)(e)	0.80		0.80	0.80	0.81	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.30)		0.01	0.21	0.17	0.09 (b)
Portfolio turnover rate (%)	33		26	39	49	42
Net assets, end of period (in millions)	$1,175.6		$973.6	$801.5	$874.9	$712.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.63	$20.49	$25.11	$20.01	$22.55

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	0.02	0.07	0.06	0.04	(b)
Net realized and unrealized gain	7.80	5.84	0.25	6.50	0.13

Total income (loss) from investment operations	7.75	5.86	0.32	6.56	0.17

Less Distributions
Distributions from net investment income	(0.02)	(0.07)	(0.08)	(0.04)	0.00
Distributions from net realized capital gains	(1.97)	(3.65)	(4.86)	(1.42)	(2.71)

Total distributions	(1.99)	(3.72)	(4.94)	(1.46)	(2.71)

Net Asset Value, End of Period	$28.39	$22.63	$20.49	$25.11	$20.01

Total Return (%) (c)	36.79	30.70	(1.05)	33.66	1.61

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.78	0.77	0.78	0.77
Net ratio of expenses to average net assets (%) (d)(e)	0.70	0.70	0.70	0.71	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.20)	0.11	0.30	0.27	0.19	(b)
Portfolio turnover rate (%)	33	26	39	49	42
Net assets, end of period (in millions)	$51.6	$42.0	$35.8	$42.2	$35.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.02% for each of the years ended December 31, 2020 through 2018 and 0.03% for each of the years ended December 31, 2017 through 2016 (see Note 5 of the Notes to Financial Statements).
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $67,890,254, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$790,054,870	$0	$1,283,390,212

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. (“T. Rowe Price”), the subadviser to the Portfolio, that amounted to $1,121,552 in sales of investments, which are included above, and resulted in net realized gains of $201,999.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$14,596,149	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, the Adviser has agreed for the period July 1, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s average daily net assets exceed $1 billion.

% per annum reduction	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	Of the next $50 million
0.060%	Of the next $900 million
0.035%	Of the next $500 million
0.050%	Of the next $1.5 billion
0.075%	On amounts in excess of $3 billion

Prior to July 1, 2020, the Adviser had agreed, for the period April 30, 2020 to June 30, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	Of the next $50 million
0.060%	Of the next $900 million
0.035%	Of the next $500 million
0.050%	On amounts in excess of $1.5 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 amounted to $1,244,262 and are included in the total amount shown as management fee waivers in the Statement of Operations.

T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI), an affiliate of the Trust, in the aggregate, exceed $750 million, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived by Brighthouse Investment Advisers for the year ended December 31, 2020 amounted to $594,020 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Ending Value at December 31, 2020	Income earned from affiliates during the period	Number of shares held at December 31, 2020
T. Rowe Price Government Reserve Fund	$6,982,405	$470,123,764	$(470,877,455)	$6,228,714	$51,214	6,228,714

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,628,419,158

Gross unrealized appreciation	1,278,540,069
Gross unrealized depreciation	(7,702,410)

Net unrealized appreciation (depreciation)	$1,270,837,659

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$3,457,498	$7,606,016	$193,175,434	$351,308,791	$196,632,932	$358,914,807

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$39,745,938	$272,737,716	$1,270,837,898	$—	$1,583,321,552

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the T. Rowe Price Large Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Growth Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-24

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-25

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-26

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-27

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

T. Rowe Price Large Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2020, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2020. The Board also considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee, each of which were effective beginning July 1, 2020.

BHFTII-28

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, E, and G shares of the T. Rowe Price Small Cap Growth Portfolio returned 24.34%, 24.04%, 24.20%, and 24.00%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned 36.91%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rose for the one-year period, despite the coronavirus (“COVID-19”) pandemic and related economic dislocations. Equities declined sharply at the beginning of the year as COVID-19 spread quickly in the U.S., prompting government officials to close schools, nonessential businesses, and public facilities. Stocks rebounded during the second quarter, driven by the Federal Reserve’s and federal government’s massive stimulus efforts, as well as slowing global COVID-19 infection rates. The rebound continued during much of the third quarter, as a faster-than-expected rebound in the economy coupled with reports of progress in developing several possible COVID-19 vaccines and treatments boosted stocks. During the final months of the year, stocks benefited from reduced political uncertainty as former Vice President Joe Biden defeated incumbent President Donald Trump in the November 3rd U.S. presidential election. Stocks also received a major boost following positive announcements in the development and eventual distribution of approved COVID-19 vaccines.

Within the fixed income universe, corporate bonds delivered strong results as the market easily absorbed a torrent of new issuance. After falling to record lows in March, intermediate- and longer-term Treasury yields ticked higher later in the year but remained very low by historical standards, a factor that in our view, encouraged investors to seek out riskier securities with higher return potential.

Most equity markets outside the U.S. also performed well. Developed European markets gained ground as the European Union implemented massive monetary and fiscal stimulus to help address the economic fallout from the COVID-19. Emerging markets outpaced developed markets, and Asian shares delivered strong results as China and other countries in the region proved relatively successful in containing COVID-19.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the MSCI U.S. Small Cap Growth Index. Broadly speaking, stock selection primarily contributed to relative underperformance over the reporting period.

The Information Technology sector was the leading relative detractor from performance during the period, primarily due to weak stock selection. Wex, a global provider of financial technology services in many sectors and industries, such as travel and health care, struggled as global travel was subdued due to the COVID-19 pandemic.

Detractors from relative results during the period also included stock selection in the Consumer Discretionary sector. Shares of for-profit educator Strategic Education plunged in July on quarterly results highlighting a deceleration in enrollment growth. Negative investor reaction to the announcement of the company’s acquisition of Laureate Education’s Australian portfolio also weighed on the stock.

Stock choices in the Industrials sector also weighed on relative returns over the period, led by a position in Hexcel. Hexcel develops advanced composite materials for the commercial aerospace, space and defense, and industrial markets. Shares fared poorly due to the pandemic’s general impact on the aviation industry, namely reduced travel. As a supplier for Boeing, Hexcel has been hurt by Boeing’s challenges related to the grounding of its 737 MAX airplanes and the suspension of its production.

In contrast, the Energy sector was the largest contributor to relative results during the period, primarily due to a favorable underweight allocation. No other sectors contributed during the period.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was slightly overweight the benchmark in the Industrials, Health Care, Information Technology, Real Estate, and Consumer Staples sectors. The Portfolio was slightly underweight the benchmark in Energy, Communication Services, Consumer Discretionary, Utilities, and Materials. The Portfolio had a similar weight as the benchmark to the Financials sector. While our stock selection is primarily based on a quantitative model, we take into consideration the fundamental research conducted by T. Rowe Price’s equity analysts. In constructing the Portfolio, sector weights are usually in line with those of the MSCI U.S. Small Cap Growth Index but occasionally may be overweight or underweight certain sectors based on our analysis.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Small Cap Growth Portfolio
Class A	24.34	16.27	14.83	—
Class B	24.04	15.98	14.54	—
Class E	24.20	16.09	14.66	—
Class G	24.00	15.85	—	13.44
MSCI U.S. Small Cap Growth Index	36.91	17.31	14.20	—

1 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Boston Beer Co., Inc. (The) - Class A	1.0
Entegris, Inc.	0.9
Repligen Corp.	0.9
Cable One, Inc.	0.9
Ultragenyx Pharmaceutical, Inc.	0.9
Amedisys, Inc.	0.8
Five9, Inc.	0.8
Churchill Downs, Inc.	0.8
MKS Instruments, Inc.	0.8
Euronet Worldwide, Inc.	0.8

Top Sectors

% of Net Assets
Health Care	28.3
Information Technology	23.4
Industrials	16.1
Consumer Discretionary	13.7
Financials	4.2
Consumer Staples	3.6
Materials	3.2
Communication Services	2.6
Real Estate	2.3
Energy	1.4

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.48%	$1,000.00	$1,313.30	$2.79
	Hypothetical*	0.48%	$1,000.00	$1,022.72	$2.44

Class B (a)	Actual	0.73%	$1,000.00	$1,312.10	$4.24
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

Class E (a)	Actual	0.63%	$1,000.00	$1,312.30	$3.66
	Hypothetical*	0.63%	$1,000.00	$1,021.97	$3.20

Class G (a)	Actual	0.78%	$1,000.00	$1,311.20	$4.53
	Hypothetical*	0.78%	$1,000.00	$1,021.22	$3.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—99.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.3%
Aerojet Rocketdyne Holdings, Inc. (a)	183,228	$9,683,600
Curtiss-Wright Corp.	59,241	6,892,690
Hexcel Corp. (b)	65,021	3,152,868
Mercury Systems, Inc. (a)	9,430	830,406
Moog, Inc. - Class A	72,415	5,742,510
Teledyne Technologies, Inc. (a)	27,240	10,677,535

		36,979,609

Air Freight & Logistics—0.4%
XPO Logistics, Inc. (a)	59,584	7,102,413

Airlines—0.1%
Allegiant Travel Co.	6,500	1,230,060

Auto Components—0.4%
LCI Industries	51,729	6,708,217

Banks—0.8%
Ameris Bancorp	38,487	1,465,200
First Bancorp	76,494	2,587,792
Signature Bank	26,288	3,556,504
Western Alliance Bancorp	95,517	5,726,244

		13,335,740

Beverages—1.3%
Boston Beer Co., Inc. (The) - Class A (a)	16,769	16,673,249
Coca-Cola Consolidated, Inc.	17,586	4,682,624

		21,355,873

Biotechnology—13.0%
ACADIA Pharmaceuticals, Inc. (a)	120,894	6,462,993
Acceleron Pharma, Inc. (a)	74,355	9,512,979
Agios Pharmaceuticals, Inc. (a) (b)	63,197	2,738,326
Alector, Inc. (a) (b)	57,982	877,268
Alkermes plc (a)	152,276	3,037,906
Allogene Therapeutics, Inc. (a) (b)	65,155	1,644,512
Amicus Therapeutics, Inc. (a)	234,631	5,417,630
Apellis Pharmaceuticals, Inc. (a)	49,553	2,834,432
Arcturus Therapeutics Holdings, Inc. (a)	21,091	914,928
Biohaven Pharmaceutical Holding Co., Ltd. (a)	14,300	1,225,653
Bluebird Bio, Inc. (a) (b)	13,427	580,986
Blueprint Medicines Corp. (a)	59,050	6,622,457
CareDx, Inc. (a)	61,730	4,472,338
Certara, Inc. (a)	34,496	1,163,205
ChemoCentryx, Inc. (a)	43,522	2,694,882
CRISPR Therapeutics AG (a) (b)	72,379	11,081,949
Deciphera Pharmaceuticals, Inc. (a)	40,197	2,294,043
Denali Therapeutics, Inc. (a) (b)	81,630	6,837,329
Emergent BioSolutions, Inc. (a)	101,989	9,138,214
Enanta Pharmaceuticals, Inc. (a)	15,671	659,749
Epizyme, Inc. (a)	25,897	281,241
Exact Sciences Corp. (a)	50,930	6,747,716
Exelixis, Inc. (a)	120,248	2,413,377
Fate Therapeutics, Inc. (a) (b)	65,926	5,994,651
FibroGen, Inc. (a) (b)	103,075	3,823,052
Global Blood Therapeutics, Inc. (a) (b)	71,552	3,098,917
Halozyme Therapeutics, Inc. (a)	141,600	6,047,736

Biotechnology—(Continued)
IGM Biosciences, Inc. (a) (b)	20,702	1,827,780
Insmed, Inc. (a)	151,988	5,059,681
Intellia Therapeutics, Inc. (a)	46,588	2,534,387
Invitae Corp. (a) (b)	138,161	5,776,511
Ionis Pharmaceuticals, Inc. (a)	29,815	1,685,740
Iovance Biotherapeutics, Inc. (a) (b)	114,644	5,319,482
Karuna Therapeutics, Inc. (a) (b)	15,437	1,568,245
Karyopharm Therapeutics, Inc. (a)	61,921	958,537
Kodiak Sciences, Inc. (a)	71,157	10,453,675
Ligand Pharmaceuticals, Inc. (a) (b)	6,837	679,940
Madrigal Pharmaceuticals, Inc. (a) (b)	11,396	1,266,893
Mersana Therapeutics, Inc. (a)	39,600	1,053,756
Mirati Therapeutics, Inc. (a)	34,694	7,620,190
Neurocrine Biosciences, Inc. (a)	31,646	3,033,269
PTC Therapeutics, Inc. (a)	78,957	4,818,746
Replimune Group, Inc. (a)	25,310	965,576
Rocket Pharmaceuticals, Inc. (a)	40,170	2,202,923
Sage Therapeutics, Inc. (a)	35,464	3,067,991
Sarepta Therapeutics, Inc. (a) (b)	21,383	3,645,588
Scholar Rock Holding Corp. (a) (b)	31,583	1,532,723
Seagen, Inc. (a)	25,506	4,467,121
TG Therapeutics, Inc. (a)	49,958	2,598,815
Turning Point Therapeutics, Inc. (a) (b)	50,520	6,155,862
Twist Bioscience Corp. (a)	31,563	4,459,536
Ultragenyx Pharmaceutical, Inc. (a) (b)	101,357	14,030,849
uniQure NV (a)	58,043	2,097,094
Xencor, Inc. (a)	77,916	3,399,475
Zymeworks, Inc. (a)	38,279	1,809,066

		212,707,920

Building Products—2.0%
AAON, Inc. (b)	57,643	3,840,753
Builders FirstSource, Inc. (a)	242,525	9,897,445
Gibraltar Industries, Inc. (a)	70,924	5,102,273
Lennox International, Inc. (b)	6,588	1,804,914
Patrick Industries, Inc.	101,336	6,926,316
UFP Industries, Inc.	94,750	5,263,362

		32,835,063

Capital Markets—1.2%
Cboe Global Markets, Inc.	49,326	4,593,237
FactSet Research Systems, Inc.	11,662	3,877,615
LPL Financial Holdings, Inc.	22,618	2,357,248
MarketAxess Holdings, Inc.	16,749	9,556,310

		20,384,410

Chemicals—2.4%
Chase Corp.	41,830	4,225,248
Element Solutions, Inc.	168,150	2,981,299
HB Fuller Co.	34,713	1,800,910
Ingevity Corp. (a)	72,940	5,523,746
Innospec, Inc.	63,523	5,763,442
NewMarket Corp.	9,151	3,644,752
Quaker Chemical Corp. (b)	25,719	6,516,937
Scotts Miracle-Gro Co. (The)	29,968	5,967,828
Stepan Co.	25,036	2,987,296

		39,411,458

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—2.7%
Casella Waste Systems, Inc. - Class A (a)	201,625	$12,490,669
IAA, Inc. (a)	181,144	11,770,737
McGrath RentCorp	52,722	3,537,646
MSA Safety, Inc.	49,740	7,430,659
U.S. Ecology, Inc.	17,970	652,850
UniFirst Corp.	36,836	7,797,813

		43,680,374

Communications Equipment—0.5%
Lumentum Holdings, Inc. (a)	26,502	2,512,390
Ubiquiti, Inc.	22,694	6,320,506

		8,832,896

Construction & Engineering—0.7%
Comfort Systems USA, Inc.	72,221	3,803,158
EMCOR Group, Inc.	87,682	8,019,396

		11,822,554

Construction Materials—0.3%
Eagle Materials, Inc.	49,997	5,067,196

Consumer Finance—0.4%
Green Dot Corp. - Class A (a)	36,433	2,032,962
PROG Holdings, Inc.	45,067	2,427,759
SLM Corp.	228,831	2,835,216

		7,295,937

Containers & Packaging—0.3%
Berry Global Group, Inc. (a) (b)	76,018	4,271,451

Distributors—0.7%
Pool Corp.	32,150	11,975,875

Diversified Consumer Services—1.5%
Bright Horizons Family Solutions, Inc. (a)	34,062	5,892,385
frontdoor, Inc. (a)	82,946	4,164,719
Service Corp. International	72,810	3,574,971
Strategic Education, Inc.	27,785	2,648,744
Terminix Global Holdings, Inc. (a)	162,214	8,274,536

		24,555,355

Diversified Telecommunication Services—0.2%
Cogent Communications Holdings, Inc.	47,826	2,863,343

Electrical Equipment—0.9%
Array Technologies, Inc. (a)	106,345	4,587,723
Atkore International Group, Inc. (a)	128,287	5,273,879
Generac Holdings, Inc. (a)	23,243	5,285,691

		15,147,293

Electronic Equipment, Instruments & Components—3.0%
Cognex Corp.	76,342	6,129,117
ePlus, Inc. (a)	15,144	1,331,915
Fabrinet (a)	55,134	4,277,847
Littelfuse, Inc.	41,563	10,584,434

Electronic Equipment, Instruments & Components—(Continued)
Novanta, Inc. (a)	87,982	10,401,232
OSI Systems, Inc. (a)(b)	56,874	5,301,794
Zebra Technologies Corp. - Class A (a)	28,797	11,067,551

		49,093,890

Energy Equipment & Services—0.1%
Cactus, Inc. - Class A	90,478	2,358,761

Entertainment—0.8%
Madison Square Garden Entertainment Corp. (a)	39,500	4,149,080
Zynga, Inc. - Class A (a)(b)	827,918	8,171,551

		12,320,631

Equity Real Estate Investment Trusts—2.3%
CoreSite Realty Corp.	13,503	1,691,656
Equity LifeStyle Properties, Inc.	70,182	4,446,731
First Industrial Realty Trust, Inc.	165,697	6,980,815
Innovative Industrial Properties, Inc. (b)	12,800	2,344,064
Park Hotels & Resorts, Inc.	285,200	4,891,180
PS Business Parks, Inc.	24,196	3,214,923
Ryman Hospitality Properties, Inc.	65,000	4,404,400
Sunstone Hotel Investors, Inc.	115,900	1,313,147
Terreno Realty Corp.	142,118	8,315,324
Universal Health Realty Income Trust	7,372	473,798

		38,076,038

Food & Staples Retailing—1.5%
Casey’s General Stores, Inc.	69,272	12,373,365
Performance Food Group Co. (a)	231,921	11,041,759
Sprouts Farmers Market, Inc. (a)	50,272	1,010,467

		24,425,591

Food Products—0.8%
Hain Celestial Group, Inc. (The) (a)	101,645	4,081,047
J & J Snack Foods Corp. (b)	40,466	6,287,202
John B Sanfilippo & Son, Inc.	33,731	2,660,027

		13,028,276

Health Care Equipment & Supplies—4.9%
AtriCure, Inc. (a)	50,432	2,807,549
Cantel Medical Corp. (b)	61,207	4,826,784
Globus Medical, Inc. - Class A (a)	101,185	6,599,286
Haemonetics Corp. (a)	70,155	8,330,906
ICU Medical, Inc. (a)	40,998	8,793,661
iRhythm Technologies, Inc. (a)(b)	36,410	8,636,816
Lantheus Holdings, Inc. (a)	112,773	1,521,308
Merit Medical Systems, Inc. (a)(b)	88,544	4,915,078
Nevro Corp. (a)(b)	38,422	6,650,848
NuVasive, Inc. (a)	72,101	4,061,449
Penumbra, Inc. (a)(b)	30,200	5,285,000
Quidel Corp. (a)	21,429	3,849,720
Tandem Diabetes Care, Inc. (a)	92,298	8,831,073
West Pharmaceutical Services, Inc.	20,361	5,768,475

		80,877,953

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—4.4%
Addus HomeCare Corp. (a) (b)	50,416	$5,903,209
Amedisys, Inc. (a)	47,350	13,889,176
AMN Healthcare Services, Inc. (a)	106,425	7,263,506
BioTelemetry, Inc. (a)	16,835	1,213,467
Chemed Corp.	12,853	6,845,636
Corvel Corp. (a)	43,877	4,650,962
Encompass Health Corp.	40,086	3,314,711
Ensign Group, Inc. (The)	144,219	10,516,450
Molina Healthcare, Inc. (a)	35,992	7,654,779
Pennant Group Inc. (The) (a)	102,374	5,943,834
U.S. Physical Therapy, Inc.	42,952	5,164,978

		72,360,708

Health Care Technology—0.9%
Inspire Medical Systems, Inc. (a)	19,100	3,592,519
Omnicell, Inc. (a)	84,335	10,121,887
Tabula Rasa HealthCare, Inc. (a) (b)	12,077	517,378

		14,231,784

Hotels, Restaurants & Leisure—4.8%
Boyd Gaming Corp. (a)	149,464	6,414,995
Brinker International, Inc.	14,600	825,922
Choice Hotels International, Inc. (b)	80,249	8,564,976
Churchill Downs, Inc.	69,536	13,544,918
Domino’s Pizza, Inc.	10,137	3,887,134
Hilton Grand Vacations, Inc. (a)	129,044	4,045,529
Papa John’s International, Inc.	66,204	5,617,409
Penn National Gaming, Inc. (a)	57,822	4,994,086
Planet Fitness, Inc. - Class A (a)	77,600	6,024,088
Six Flags Entertainment Corp.	100,800	3,437,280
Texas Roadhouse, Inc.	100,000	7,816,000
Vail Resorts, Inc.	21,877	6,102,808
Wendy’s Co. (The)	371,388	8,140,825

		79,415,970

Household Durables—2.5%
Cavco Industries, Inc. (a)	14,910	2,615,959
Helen of Troy, Ltd. (a)	58,908	13,088,769
Installed Building Products, Inc. (a) (b)	18,200	1,855,126
LGI Homes, Inc. (a) (b)	46,474	4,919,273
Tempur Sealy International, Inc. (a)	265,968	7,181,136
TopBuild Corp. (a)	63,020	11,600,722

		41,260,985

Independent Power and Renewable Electricity Producers—0.6%
Clearway Energy, Inc. - Class C	133,583	4,265,305
Ormat Technologies, Inc. (b)	62,813	5,670,758

		9,936,063

Insurance—1.7%
eHealth, Inc. (a)	39,181	2,766,571
Kemper Corp.	117,830	9,052,879
Palomar Holdings, Inc. (a) (b)	32,212	2,861,714
Primerica, Inc. (b)	93,685	12,547,232

Insurance—(Continued)
Universal Insurance Holdings, Inc. (b)	27,512	415,706

		27,644,102

Internet & Direct Marketing Retail—0.3%
Stamps.com, Inc. (a)	25,514	5,005,592

IT Services—4.1%
Booz Allen Hamilton Holding Corp.	134,298	11,708,099
Broadridge Financial Solutions, Inc.	18,744	2,871,581
CACI International, Inc. - Class A (a)	49,495	12,340,588
Euronet Worldwide, Inc. (a)	93,077	13,488,719
ExlService Holdings, Inc. (a)	60,287	5,132,232
Gartner, Inc. (a)	17,423	2,790,990
MAXIMUS, Inc.	63,409	4,640,905
Science Applications International Corp.	56,651	5,361,451
WEX, Inc. (a)	41,592	8,465,220

		66,799,785

Leisure Products—0.4%
Brunswick Corp.	90,814	6,923,659

Life Sciences Tools & Services—3.3%
Bruker Corp.	86,295	4,671,148
Charles River Laboratories International, Inc. (a)	29,018	7,250,437
Medpace Holdings, Inc. (a)	93,170	12,969,264
NeoGenomics, Inc. (a)(b)	159,719	8,599,271
PRA Health Sciences, Inc. (a)	53,577	6,720,699
Repligen Corp. (a)	74,652	14,305,563

		54,516,382

Machinery—4.2%
Albany International Corp. - Class A	75,126	5,515,751
Douglas Dynamics, Inc.	99,874	4,271,611
EnPro Industries, Inc.	26,143	1,974,319
Graco, Inc.	117,136	8,474,790
Hydrofarm Holdings Group, Inc. (a)	10,747	565,077
John Bean Technologies Corp. (b)	61,951	7,054,361
Kadant, Inc.	27,084	3,818,302
Lincoln Electric Holdings, Inc. (b)	32,772	3,809,745
Lydall, Inc. (a)	72,776	2,185,463
Nordson Corp.	29,514	5,930,838
RBC Bearings, Inc. (a)	27,859	4,987,875
SPX Corp. (a)	67,059	3,657,398
Toro Co. (The)	83,344	7,904,345
Woodward, Inc. (b)	78,534	9,544,237

		69,694,112

Media—1.7%
Cable One, Inc.	6,387	14,228,448
Liberty Broadband Corp. - Class C (a)	42,292	6,697,784
Nexstar Media Group, Inc. - Class A	47,913	5,231,620
TechTarget, Inc. (a)	15,300	904,383

		27,062,235

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—0.3%
Alcoa Corp. (a)	187,500	$4,321,875

Oil, Gas & Consumable Fuels—1.3%
Apache Corp.	80,700	1,145,133
Diamondback Energy, Inc.	49,400	2,390,960
Renewable Energy Group, Inc. (a) (b)	71,687	5,076,873
Targa Resources Corp.	89,000	2,347,820
Texas Pacific Land Trust	10,187	7,405,949
WPX Energy, Inc. (a)	257,600	2,099,440

		20,466,175

Pharmaceuticals—1.8%
Arvinas, Inc. (a)	34,244	2,908,343
Axsome Therapeutics, Inc. (a) (b)	28,420	2,315,377
Catalent, Inc. (a)	89,901	9,355,997
Horizon Therapeutics plc (a)	81,298	5,946,949
Nektar Therapeutics (a) (b)	49,725	845,325
Pacira BioSciences, Inc. (a)	38,747	2,318,621
Phibro Animal Health Corp. - Class A	33,031	641,462
Reata Pharmaceuticals, Inc. - Class A (a) (b)	18,356	2,269,169
Supernus Pharmaceuticals, Inc. (a) (b)	71,565	1,800,575
Theravance Biopharma, Inc. (a) (b)	38,899	691,235

		29,093,053

Professional Services—1.5%
ASGN, Inc. (a)	98,209	8,203,398
Exponent, Inc.	128,334	11,553,910
Insperity, Inc.	64,211	5,228,059

		24,985,367

Road & Rail—0.9%
Landstar System, Inc.	43,529	5,861,615
Saia, Inc. (a)	50,776	9,180,301

		15,041,916

Semiconductors & Semiconductor Equipment—5.9%
Advanced Energy Industries, Inc. (a)	72,620	7,041,961
Cirrus Logic, Inc. (a)	92,827	7,630,379
CMC Materials, Inc.	47,765	7,226,845
Entegris, Inc.	153,301	14,732,226
FormFactor, Inc. (a)	159,047	6,842,202
Inphi Corp. (a)	56,442	9,057,248
MaxLinear, Inc. (a)	162,946	6,222,908
MKS Instruments, Inc.	89,749	13,502,737
Monolithic Power Systems, Inc.	36,191	13,254,230
Onto Innovation, Inc. (a) (b)	41,010	1,950,026
Power Integrations, Inc.	112,575	9,215,389

		96,676,151

Software—9.7%
ACI Worldwide, Inc. (a)	197,796	7,601,300
Alarm.com Holdings, Inc. (a)	21,200	2,193,140
Aspen Technology, Inc. (a)	58,840	7,663,910
Blackbaud, Inc. (b)	83,960	4,832,738
Blackline, Inc. (a)	8,600	1,147,068

Software—(Continued)
Ceridian HCM Holding, Inc. (a)	14,957	1,593,818
CommVault Systems, Inc. (a)	73,482	4,068,698
Descartes Systems Group, Inc. (The) (a)	92,798	5,426,827
Digital Turbine, Inc. (a)	86,516	4,893,345
Envestnet, Inc. (a) (b)	104,380	8,589,430
Fair Isaac Corp. (a)	25,427	12,994,214
Five9, Inc. (a)	78,627	13,712,549
Fortinet, Inc. (a)	14,199	2,108,978
j2 Global, Inc. (a) (b)	39,025	3,812,352
Manhattan Associates, Inc. (a)	80,163	8,431,544
Paylocity Holding Corp. (a)	52,875	10,887,491
Pegasystems, Inc. (b)	70,131	9,345,657
Proofpoint, Inc. (a)	39,496	5,387,649
PTC, Inc. (a)	15,216	1,819,986
Qualys, Inc. (a) (b)	69,775	8,503,479
RealPage, Inc. (a)	45,091	3,933,739
Sapiens International Corp. NV	136,822	4,188,122
SPS Commerce, Inc. (a)	78,347	8,507,701
SS&C Technologies Holdings, Inc.	88,146	6,412,622
Tyler Technologies, Inc. (a)	22,408	9,781,540
Workiva, Inc. (a)	10,400	952,848

		158,790,745

Specialty Retail—1.7%
Asbury Automotive Group, Inc. (a)	31,653	4,613,108
Burlington Stores, Inc. (a)	22,088	5,777,116
Murphy USA, Inc.	30,647	4,010,773
RH (a) (b)	28,603	12,800,415

		27,201,412

Technology Hardware, Storage & Peripherals—0.2%
NCR Corp. (a)	64,613	2,427,510

Textiles, Apparel & Luxury Goods—0.9%
Deckers Outdoor Corp. (a)	31,300	8,976,214
Steven Madden, Ltd.	158,876	5,611,500

		14,587,714

Trading Companies & Distributors—0.8%
SiteOne Landscape Supply, Inc. (a) (b)	32,100	5,092,023
Watsco, Inc. (b)	34,855	7,896,400

		12,988,423

Water Utilities—0.3%
Middlesex Water Co.	58,445	4,235,509

Total Common Stocks (Cost $1,062,897,567)		1,633,411,404

Short-Term Investment—0.4%

Mutual Funds—0.4%
T. Rowe Price Government Reserve Fund (c)	5,707,735	5,707,735

Total Short-Term Investments (Cost $5,707,735)		5,707,735

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (d)—11.7%

Security Description	Principal Amount*	Value

Certificates of Deposit—4.6%
Banco del Estado de Chile 0.250%, 01/04/21	4,000,000	$4,000,040
0.250%, 01/12/21	2,000,000	2,000,044
Bank of Montreal (Chicago) 0.220%, 3M LIBOR - 0.010%, 06/09/21 (e)	2,000,000	1,999,644
Bank of Nova Scotia 0.282%, 3M LIBOR + 0.050%, 11/08/21 (e)	4,000,000	4,000,412
0.372%, 1M LIBOR + 0.220%, 01/08/21 (e)	3,000,000	3,000,132
BNP Paribas S.A. New York 0.264%, 1M LIBOR + 0.110%, 02/12/21 (e)	1,000,000	1,000,075
0.268%, 1M LIBOR + 0.120%, 02/11/21 (e)	1,000,000	1,000,083
Credit Industriel et Commercial 0.260%, FEDEFF PRV + 0.170%, 02/12/21 (e)	2,000,000	2,000,084
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (e)	5,000,000	5,001,915
Goldman Sachs Bank USA 0.291%, SOFR + 0.200%, 02/22/21 (e)	2,500,000	2,499,080
0.301%, SOFR + 0.210%, 02/22/21 (e)	2,500,000	2,499,080
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/25/21	5,994,718	5,999,340
Mizuho Bank, Ltd. 0.250%, 03/22/21	6,000,000	6,000,132
Rabobank International London 0.294%, 3M LIBOR + 0.080%, 07/30/21 (e)	2,000,000	2,000,440
Royal Bank of Canada New York 0.270%, FEDEFF PRV + 0.180%, 02/12/21 (e)	3,000,000	3,000,357
0.274%, 3M LIBOR + 0.040%, 10/05/21 (e)	3,000,000	2,999,610
Skandinaviska Enskilda Banken AB 0.210%, 03/15/21	5,000,000	4,999,690
Sumitomo Mitsui Banking Corp. 0.252%, 3M LIBOR + 0.030%, 02/17/21 (e)	5,000,000	4,999,955
Svenska Handelsbanken AB 0.249%, 3M LIBOR + 0.020%, 09/17/21 (e)	4,000,000	3,999,180
Toronto-Dominion Bank 0.284%, 3M LIBOR + 0.070%, 02/16/21 (e)	2,000,000	2,000,100
0.300%, 3M LIBOR + 0.070%, 10/08/21 (e)	5,000,000	5,000,100
0.364%, 3M LIBOR + 0.130%, 07/02/21 (e)	5,000,000	5,002,270

		75,001,763

Commercial Paper—1.6%
Antalis S.A. 0.210%, 01/04/21	4,997,404	4,999,905
Bedford Row Funding Corp. 0.302%, 3M LIBOR + 0.080%, 10/21/21 (e)	5,000,000	5,000,085
Societe Generale 0.280%, 06/07/21	4,992,728	4,994,715
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (e)	7,000,000	7,001,351
Versailles Commercial Paper LLC 0.230%, 03/31/21	4,994,346	4,995,730

		26,991,786

Repurchase Agreements—4.4%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $2,000,818; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $2,222,652.	2,000,000	$2,000,000
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.060%, due on 01/04/21 with a maturity value of $3,980,901; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 02/15/21 - 02/15/30, and an aggregate market value of $4,060,492.	3,980,875	3,980,875
Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,500,000.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $20,008,361; collateralized by various Common Stock with an aggregate market value of $22,000,000	20,000,000	20,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $3,700,049; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $3,774,002.	3,700,000	3,700,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,100,047; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $2,142,001.	2,100,000	2,100,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $1,900,021; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $1,938,781.	1,900,000	1,900,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $25,000,583; collateralized by various Common Stock with an aggregate market value of $27,778,102.	25,000,000	25,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $2,200,105; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $2,440,672.	2,200,000	2,200,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $3,100,157; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $3,438,589.	3,100,000	$3,100,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $3,500,148; collateralized by various Common Stock with an aggregate market value of $3,889,549.	3,500,000	3,500,000

		72,480,875

Mutual Funds—1.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (f)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (f)	8,000,000	8,000,000

		18,000,000

Total Securities Lending Reinvestments (Cost $192,471,230)		192,474,424

Total Investments— 111.8% (Cost $1,261,076,532)		1,831,593,563
Other assets and liabilities (net)—(11.8)%		(193,174,351)

Net Assets—100.0%		$1,638,419,212

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $186,692,135 and the collateral received consisted of cash in the amount of $192,460,070 and non-cash collateral with a value of $17,917. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2020.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,633,411,404	$—	$—	$1,633,411,404
Total Short-Term Investment*	5,707,735	—	—	5,707,735
Securities Lending Reinvestments
Certificates of Deposit	—	75,001,763	—	75,001,763
Commercial Paper	—	26,991,786	—	26,991,786
Repurchase Agreements	—	72,480,875	—	72,480,875
Mutual Funds	18,000,000	—	—	18,000,000
Total Securities Lending Reinvestments	18,000,000	174,474,424	—	192,474,424
Total Investments	$1,657,119,139	$174,474,424	$—	$1,831,593,563

Collateral for Securities Loaned (Liability)	$—	$(192,460,070)	$—	$(192,460,070)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,825,885,828
Affiliated investments at value (c)	5,707,735
Cash	2,177,023
Cash denominated in foreign currencies (d)	1,303
Receivable for:
Investments sold	4,328,569
Fund shares sold	198,088
Dividends	386,963
Dividends on affiliated investments	299
Prepaid expenses	4,351

Total Assets	1,838,690,159
Liabilities
Collateral for securities loaned	192,460,070
Payables for:
Investments purchased	3,434,886
Fund shares redeemed	3,405,557
Accrued Expenses:
Management fees	611,271
Distribution and service fees	96,142
Deferred trustees’ fees	162,357
Other expenses	100,664

Total Liabilities	200,270,947

Net Assets	$1,638,419,212

Net Assets Consist of:
Paid in surplus	$894,487,389
Distributable earnings (Accumulated losses)	743,931,823

Net Assets	$1,638,419,212

Net Assets
Class A	$1,174,293,765
Class B	441,335,377
Class E	18,636,088
Class G	4,153,982
Capital Shares Outstanding*
Class A	43,433,235
Class B	18,039,369
Class E	735,576
Class G	178,607
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$27.04
Class B	24.47
Class E	25.34
Class G	23.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,255,368,797.
(b)	Includes securities loaned at value of $186,692,135.
(c)	Identified cost of affiliated investments was $5,707,735.
(d)	Identified cost of cash denominated in foreign currencies was $1,297.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$7,701,274
Dividends from affiliated investments	30,634
Securities lending income	633,491

Total investment income	8,365,399
Expenses
Management fees	6,371,680
Administration fees	61,042
Custodian and accounting fees	101,105
Distribution and service fees—Class B	952,942
Distribution and service fees—Class E	23,590
Distribution and service fees—Class G	11,665
Audit and tax services	44,887
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	123,901
Insurance	9,744
Miscellaneous	16,111

Total expenses	7,816,637
Less management fee waiver	(297,846)

Net expenses	7,518,791

Net Investment Income	846,608

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	173,466,473
Foreign currency transactions	(106)

Net realized gain	173,466,367

Net change in unrealized appreciation (depreciation) on:
Investments	153,010,132
Foreign currency transactions	(77)

Net change in unrealized appreciation	153,010,055

Net realized and unrealized gain	326,476,422

Net Increase in Net Assets From Operations	$327,323,030

(a)	Net of foreign withholding taxes of $5,339.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$846,608	$2,140,505
Net realized gain	173,466,367	142,513,720
Net change in unrealized appreciation	153,010,055	237,842,234

Increase in net assets from operations	327,323,030	382,496,459

From Distributions to Shareholders
Class A	(98,399,812)	(130,069,102)
Class B	(43,366,119)	(58,016,977)
Class E	(1,726,089)	(2,340,062)
Class G	(469,228)	(627,718)

Total distributions	(143,961,248)	(191,053,859)

Increase in net assets from capital share transactions	39,991,106	19,531,039

Total increase in net assets	223,352,888	210,973,639

Net Assets
Beginning of period	1,415,066,324	1,204,092,685

End of period	$1,638,419,212	$1,415,066,324

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	3,545,731	$77,312,850	520,231	$12,258,133
Reinvestments	4,844,895	98,399,812	5,912,232	130,069,102
Redemptions	(5,295,191)	(124,407,509)	(5,394,940)	(127,853,498)

Net increase	3,095,435	$51,305,153	1,037,523	$14,473,737

Class B
Sales	993,696	$19,327,451	690,801	$14,929,299
Reinvestments	2,356,854	43,366,119	2,877,826	58,016,977
Redemptions	(3,577,570)	(73,336,463)	(3,173,737)	(69,074,778)

Net increase (decrease)	(227,020)	$(10,642,893)	394,890	$3,871,498

Class E
Sales	75,462	$1,638,877	53,491	$1,215,258
Reinvestments	90,656	1,726,089	112,611	2,340,062
Redemptions	(164,149)	(3,452,052)	(126,587)	(2,818,723)

Net increase (decrease)	1,969	$(87,086)	39,515	$736,597

Class G
Sales	20,304	$388,276	6,096	$128,223
Reinvestments	26,813	469,228	32,524	627,718
Redemptions	(77,429)	(1,441,572)	(14,634)	(306,734)

Net increase (decrease)	(30,312)	$(584,068)	23,986	$449,207

Increase derived from capital shares transactions		$39,991,106		$19,531,039

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019		2018	2017	2016
Net Asset Value, Beginning of Period	$24.43	$21.23		$24.69	$21.41	$22.01

Income (Loss) from Investment Operations
Net investment income (a)	0.03	0.05		0.04	0.05	0.07 (b)
Net realized and unrealized gain (loss)	5.09	6.61		(1.34)	4.70	2.20

Total income (loss) from investment operations	5.12	6.66		(1.30)	4.75	2.27

Less Distributions
Distributions from net investment income	(0.05)	(0.01)		(0.03)	(0.08)	(0.06)
Distributions from net realized capital gains	(2.46)	(3.45)		(2.13)	(1.39)	(2.81)

Total distributions	(2.51)	(3.46)		(2.16)	(1.47)	(2.87)

Net Asset Value, End of Period	$27.04	$24.43		$21.23	$24.69	$21.41

Total Return (%) (c)	24.34	33.16		(6.55)	22.88	11.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.50		0.50	0.50	0.50
Net ratio of expenses to average net assets (%) (d)	0.48	0.48		0.48	0.48	0.48
Ratio of net investment income to average net assets (%)	0.13	0.23		0.15	0.20	0.36 (b)
Portfolio turnover rate (%)	36	17		21	22	22
Net assets, end of period (in millions)	$1,174.3	$985.3		$834.3	$1,011.9	$880.8

	Class B
	Year Ended December 31,
	2020	2019		2018	2017	2016
Net Asset Value, Beginning of Period	$22.36	$19.71		$23.09	$20.11	$20.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.00	)(e)	(0.02)	(0.01)	0.02 (b)
Net realized and unrealized gain (loss)	4.59	6.10		(1.23)	4.40	2.07

Total income (loss) from investment operations	4.57	6.10		(1.25)	4.39	2.09

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	(0.02)	(0.01)
Distributions from net realized capital gains	(2.46)	(3.45)		(2.13)	(1.39)	(2.81)

Total distributions	(2.46)	(3.45)		(2.13)	(1.41)	(2.82)

Net Asset Value, End of Period	$24.47	$22.36		$19.71	$23.09	$20.11

Total Return (%) (c)	24.04	32.84		(6.78)	22.53	11.48

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75		0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (d)	0.73	0.73		0.73	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.11)	(0.02)		(0.10)	(0.05)	0.11 (b)
Portfolio turnover rate (%)	36	17		21	22	22
Net assets, end of period (in millions)	$441.3	$408.4		$352.3	$425.8	$384.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020		2019	2018		2017		2016
Net Asset Value, Beginning of Period	$23.05		$20.22	$23.61		$20.54		$21.23

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(e)	0.02	(0.00	)(e)	0.01		0.04 (b)
Net realized and unrealized gain (loss)	4.76		6.26	(1.26)		4.49		2.11

Total income (loss) from investment operations	4.76		6.28	(1.26)		4.50		2.15

Less Distributions
Distributions from net investment income	(0.01)		0.00	0.00		(0.04)		(0.03)
Distributions from net realized capital gains	(2.46)		(3.45)	(2.13)		(1.39)		(2.81)

Total distributions	(2.47)		(3.45)	(2.13)		(1.43)		(2.84)

Net Asset Value, End of Period	$25.34		$23.05	$20.22		$23.61		$20.54

Total Return (%) (c)	24.20		32.90	(6.67)		22.70		11.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65		0.65	0.65		0.65		0.65
Net ratio of expenses to average net assets (%) (d)	0.63		0.63	0.63		0.63		0.63
Ratio of net investment income (loss) to average net assets (%)	(0.01)		0.08	(0.00	)(f)	0.05		0.21 (b)
Portfolio turnover rate (%)	36		17	21		22		22
Net assets, end of period (in millions)	$18.6		$16.9	$14.0		$17.8		$15.8

	Class G
	Year Ended December 31,
	2020		2019	2018		2017		2016
Net Asset Value, Beginning of Period	$21.39		$18.99	$22.33		$19.49		$20.34

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.01)	(0.03)		(0.02)		0.02 (b)
Net realized and unrealized gain (loss)	4.36		5.86	(1.18)		4.25		1.94

Total income (loss) from investment operations	4.33		5.85	(1.21)		4.23		1.96

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		(0.00	)(g)	0.00
Distributions from net realized capital gains	(2.46)		(3.45)	(2.13)		(1.39)		(2.81)

Total distributions	(2.46)		(3.45)	(2.13)		(1.39)		(2.81)

Net Asset Value, End of Period	$23.26		$21.39	$18.99		$22.33		$19.49

Total Return (%) (c)	24.00		32.75	(6.84)		22.46		11.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80		0.80	0.80		0.80		0.80
Net ratio of expenses to average net assets (%) (d)	0.78		0.78	0.78		0.78		0.78
Ratio of net investment income (loss) to average net assets (%)	(0.17)		(0.07)	(0.15)		(0.10)		0.08 (b)
Portfolio turnover rate (%)	36		17	21		22		22
Net assets, end of period (in millions)	$4.2		$4.5	$3.5		$3.7		$2.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Net investment income (loss) was less than $0.01.
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $72,480,875, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$493,858,901	$0	$589,278,116

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., (“T. Rowe Price”), the subadviser to the Portfolio, that amounted to $108,035 in sales of investments, which are included above, and resulted in net realized gains of $1,676.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$6,371,680	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI”), an affiliate of the Trust, in the aggregate, exceed $750 million (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts waived for the year ended December 31, 2020 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2020 is as follows:

Security Description	Market Value December 31, 2019	Purchases	Sales	Ending Value as of December 31, 2020	Income earned from affiliates during the period	Number of shares held December 31, 2020
T. Rowe Price Government Reserve Fund	$10,453,000	$209,674,781	$(214,420,046)	$5,707,735	$30,634	5,707,735

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,261,617,361

Gross unrealized appreciation	600,529,220
Gross unrealized depreciation	(30,553,018)

Net unrealized appreciation (depreciation)	$569,976,202

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$1,934,570	$4,822,622	$142,026,678	$186,231,237	$143,961,248	$191,053,859

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$15,408,167	$158,709,806	$569,976,208	$—	$744,094,181

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the T. Rowe Price Small Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Small Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Small Cap Growth Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-24

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-25

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-26

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-27

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

T. Rowe Price Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2020, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2020. The Board also considered that the Portfolio outperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the three-year and five-year periods ended October 31, 2020, and underperformed its benchmark for the one-year period ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-28

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned 21.58% and 21.18%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Sector Index1, returned -19.01%.

MARKET ENVIRONMENT / CONDITIONS

2020 can essentially be split into two parts.

The first part of 2020—coinciding fairly closely with the first half of the year—saw unprecedented commodity demand destruction resulting from the COVID-19 pandemic and the fastest major decline in the entire history of the U.S. stock market (peak-to-trough, going all the way back to 1927). At this time, crude oil found itself victim of at least two “black swan” events. In addition to COVID-19, Russia rejected Saudi Arabia’s call for supply cuts in March as the price of West Texas Intermediate (“WTI”) crude oil was in free fall amid uncontrolled production. And by April 20, WTI crude oil began trading in negative territory for the first time in history following a drop of nearly 300% in the oil futures market.

The second part of 2020—equating with much of the third and whole of the fourth quarter—saw strong rebounds in demand in a number of sectors and increasing optimism around the outlook for 2021. Perhaps most importantly was global central banks’ mitigative monetary policy action and government stimulus programs which, in terms of sheer size, dwarfed anything of that following the global financial crisis. Together with negative real interest rates and a weaker U.S. dollar, the macroeconomic environment became ripe for most commodities in the latter half of the year.

China, which we believe is the most commodity-intensive country on the demand side, also recovered much faster than anticipated. As China’s recovery progressed, copper benefited not least from the resulting strong demand but, too, from supply shortages. Huge infrastructure acceleration in the country resulted in all-time highs for steel production. Demand for iron ore remained strong and supply discipline in the sector was reflected in elevated price levels throughout the year.

In oil markets, we saw not only a degree of “healing” as the Organization of the Petroleum Exporting Countries (“OPEC”) and Russia came back together to devise a new quota system, but also as extended production cuts from OPEC+ (OPEC together with 10 non-OPEC partner countries) and slowing U.S. output helped stem the tide of precipitous declines seen at the onset of the COVID-19 pandemic.

Finally, gold companies benefited from higher gold prices and a relentless focus on cost containment, free cash flow generation and return of capital to shareholders in the form of increased dividends.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The largest contributions to relative outperformance over the reporting period versus the benchmark came from Portfolio’s overweight positioning in the electrical components & equipment and semiconductor equipment sub-industries—sub-industries which, collectively, make up the majority of the Portfolio’s renewable/alternative energy exposure and of which the benchmark had no exposure. Overweight positioning in the copper and gold sub-industries (as well as stock selection within the gold sub-industry) were also major contributors to relative performance versus the benchmark.

Outperformance of these respective sub-industries over the period was led by solar companies Sunrun and SolarEdge Technologies as well as copper miner Freeport-McMoRan. Both solar companies benefitted from a favorable operating climate (led by consumer adoption and accelerating policy initiatives) while Freeport-McMoRan predominately benefitted from the strength in underlying copper prices and China copper demand.

The largest relative detractor was the Portfolio’s positioning and underperformance of names within the oil & gas exploration & production (“E&P”) sub-industry. In anticipation of a severe and prolonged overhang in global oil supply, we reduced the Portfolio’s E&P exposure leading up to, and shortly after, April’s oil crash. We used these proceeds to increase the Portfolio’s exposure to the above noted renewable/alternative energy sub-industries, as well as to the gold sub-industry and agriculture-related sub-industries (collectively, fertilizers & agricultural chemicals, agricultural products and packaged foods & meats). Ultimately, we believe that these changes had a profound positive impact on both absolute and relative performance for the remainder of the year.

Other detractors from relative performance included underweight positioning in Materials—specifically, the paper packaging and metals & glass container sub-industries of which the Portfolio had no exposure. At the individual holding level, the largest absolute detractors were all oil & gas companies and included E&P companies Diamondback Energy and Ovintiv, as well as oil & gas refining & marketing company PBF Energy. All of these companies suffered from the dramatic fall in oil prices due to COVID-related demand destruction.

BHFTII-1

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

As of year-end (collectively and on a relative basis versus the benchmark), the Portfolio was still predominately overweight renewable/alternative energy-related sub-industries, agriculture-related sub-industries, and copper, while also largely underweight most oil & gas-related sub-industries (including, collectively, integrated oil & gas, oil & gas refining & marketing, oil & gas storage & transportation, oil & gas equipment & services and oil & gas drilling).

Shawn Reynolds

Charles Cameron

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

BHFTII-2

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Van Eck Global Natural Resources Portfolio
Class A	21.58	6.97	-3.07
Class B	21.18	6.68	-3.31
S&P North American Natural Resources Sector Index	-19.01	-0.08	-2.82

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTII-3

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Holdings

% of Net Assets
Sunrun, Inc.	6.0
SolarEdge Technologies, Inc.	6.0
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	5.3
First Quantum Minerals, Ltd.	5.1
Freeport-McMoRan, Inc.	4.7
Anglo American plc	3.5
Sibanye Stillwater, Ltd.(ADR)	3.1
Newmont Corp.	3.1
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	3.0
Nutrien, Ltd.	3.0

Top Sectors

% of Net Assets
Materials	46.6
Energy	16.9
Industrials	10.6
Information Technology	7.8
Consumer Staples	6.4
Financials	5.0
Utilities	1.9

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.75%	$1,000.00	$1,491.30	$4.70
	Hypothetical*	0.75%	$1,000.00	$1,021.37	$3.81

Class B (a)	Actual	1.00%	$1,000.00	$1,490.50	$6.26
	Hypothetical*	1.00%	$1,000.00	$1,020.11	$5.08

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2020

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Chemicals—8.3%
Corteva, Inc.	374,333	$14,494,174
Dow, Inc.	68,333	3,792,481
DuPont de Nemours, Inc.	65,033	4,624,496
FMC Corp.	273,500	31,433,355
Nutrien, Ltd.	766,623	36,920,564
Yara International ASA	236,800	9,830,825

		101,095,895

Electrical Equipment—6.4%
Soltec Power Holdings S.A. (a)	231,289	3,742,662
Sunrun, Inc. (a) (b)	1,068,000	74,097,840

		77,840,502

Electronic Equipment, Instruments & Components—1.8%
IPG Photonics Corp. (a) (b)	100,000	22,379,000

Energy Equipment & Services—1.5%
Liberty Oilfield Services, Inc. - Class A (b)	1,258,300	12,973,073
Solaris Oilfield Infrastructure, Inc. - Class A (b)	740,400	6,026,856

		18,999,929

Food Products—6.4%
Bunge, Ltd.	363,100	23,812,098
Darling Ingredients, Inc. (a) (b)	226,300	13,052,984
Sanderson Farms, Inc. (b)	89,500	11,831,900
Tyson Foods, Inc. - Class A	463,100	29,842,164

		78,539,146

Independent Power and Renewable Electricity Producers—1.9%
Ormat Technologies, Inc. (b)	263,200	23,761,696

Machinery—1.7%
Chart Industries, Inc. (a) (b)	173,620	20,450,700

Marine—1.0%
Kirby Corp. (a)	233,931	12,124,644

Metals & Mining—36.9%
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	525,133	37,027,128
Anglo American plc	1,273,400	42,413,522
B2Gold Corp.	2,362,700	13,231,120
Barrick Gold Corp.	1,419,335	32,332,451
First Quantum Minerals, Ltd.	3,504,800	62,915,139
Freeport-McMoRan, Inc. (b)	2,210,000	57,504,200
Galaxy Resources, Ltd. (a)	855,400	1,471,646
Kinross Gold Corp.	3,231,200	23,717,008
Kirkland Lake Gold, Ltd. (b)	739,264	30,509,425
Lundin Mining Corp. (b)	3,278,400	29,103,559
MMC Norilsk Nickel PJSC (ADR)	258,100	8,124,988
Newmont Corp.	628,717	37,653,861
Piedmont Lithium, Ltd. (ADR) (a)	110,500	2,933,775
Rio Tinto plc (ADR) (b)	463,100	34,834,382
Sibanye Stillwater, Ltd. (ADR) (b)	2,413,100	38,344,159

		452,116,363

Mortgage Real Estate Investment Trusts—5.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	1,020,343	$64,720,356

Oil, Gas & Consumable Fuels—15.3%
Cabot Oil & Gas Corp.	722,400	11,760,672
Chevron Corp.	263,200	22,227,240
Cimarex Energy Co.	478,100	17,933,531
Concho Resources, Inc.	300,029	17,506,692
Diamondback Energy, Inc.	432,406	20,928,450
Equinor ASA (ADR)	620,800	10,193,536
Neste Oyj	220,900	15,957,690
Parsley Energy, Inc. - Class A	1,468,000	20,845,600
Pioneer Natural Resources Co.	168,600	19,201,854
Valero Energy Corp.	331,400	18,747,298
WPX Energy, Inc. (a)	1,513,100	12,331,765

		187,634,328

Paper & Forest Products—1.4%
Louisiana-Pacific Corp. (b)	463,100	17,213,427

Road & Rail—1.6%
Kansas City Southern	47,200	9,634,936
Union Pacific Corp.	47,200	9,827,984

		19,462,920

Semiconductors & Semiconductor Equipment—5.9%
SolarEdge Technologies, Inc. (a) (b)	228,400	72,887,008

Special Purpose Acquisition Companies—3.7%
Alussa Energy Acquisition Corp. - Class A (a)	478,900	4,817,734
Star Peak Energy Transition Corp. † (144A) (a) (c)	761,000	13,177,172
Star Peak Energy Transition Corp. Units (a)	1	22
Star Peak Energy Transition Corp. - Class A (a) (b)	1,308,399	26,769,843

		44,764,771

Total Common Stocks (Cost $863,565,435)		1,213,990,685

Warrants—0.3%

Special Purpose Acquisition Companies—0.3%
Alussa Energy Acquisition Corp. (a)	251,000	308,730
Star Peak Energy Transition Corp. (a)	436,133	2,581,907

Total Warrants (Cost $1,284,473)		2,890,637

Short-Term Investment—1.4%

Mutual Funds—1.4%
AIM STIT-STIC Prime Portfolio	16,875,048	16,875,048

Total Short-Term Investments (Cost $16,875,048)		16,875,048

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (d)—17.0%

Security Description	Principal Amount*	Value

Certificates of Deposit—4.3%
Banco del Estado de Chile 0.250%, 01/04/21	4,000,000	$4,000,040
Bank of Montreal (Chicago) 0.220%, 3M LIBOR - 0.010%, 06/09/21 (e)	2,000,000	1,999,644
Canadian Imperial Bank of Commerce 0.250%, FEDEFF PRV + 0.160%, 02/26/21 (e)	2,000,000	2,000,254
DNB Bank ASA 0.313%, 3M LIBOR + 0.080%, 05/28/21 (e)	4,000,000	4,001,532
Goldman Sachs Bank USA 0.291%, SOFR + 0.200%, 02/22/21 (e)	2,500,000	2,499,080
0.301%, SOFR + 0.210%, 02/22/21 (e)	2,500,000	2,499,080
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/25/21	3,996,479	3,999,560
Mizuho Bank, Ltd. 0.250%, 03/22/21	4,000,000	4,000,088
MUFG Bank Ltd. Zero Coupon, 02/22/21	2,998,043	2,999,070
Nordea Bank New York 0.313%, 3M LIBOR + 0.100%, 05/21/21 (e)	2,000,000	2,000,536
Rabobank International London 0.294%, 3M LIBOR + 0.080%, 07/30/21 (e)	2,000,000	2,000,440
0.359%, 1M LIBOR + 0.210%, 01/08/21 (e)	1,000,000	1,000,200
Skandinaviska Enskilda Banken AB 0.210%, 03/15/21	2,000,000	1,999,876
Societe Generale 0.230%, 04/05/21	5,000,000	4,999,605
Sumitomo Mitsui Banking Corp. 0.252%, 3M LIBOR + 0.030%, 02/17/21 (e)	2,000,000	1,999,982
0.273%, 3M LIBOR + 0.060%, 01/29/21 (e)	3,000,000	3,000,036
Sumitomo Mitsui Trust Bank London Zero Coupon, 05/13/21	4,992,470	4,995,000
Svenska Handelsbanken AB 0.249%, 3M LIBOR + 0.020%, 09/17/21 (e)	3,000,000	2,999,385

		52,993,408

Commercial Paper—1.7%
Antalis S.A. 0.210%, 01/04/21	2,998,443	2,999,943
Bedford Row Funding Corp. 0.302%, 3M LIBOR + 0.080%, 10/21/21 (e)	4,000,000	4,000,068
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (e)	8,000,000	8,001,544
Versailles Commercial Paper LLC 0.230%, 03/31/21	5,993,215	5,994,876

		20,996,431

Repurchase Agreements—7.9%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $12,400,345; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $13,770,804.	12,400,000	12,400,000

Repurchase Agreements—(Continued)
Barclays Bank plc
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $1,500,613; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $1,666,989.	1,500,000	$1,500,000
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.060%, due on 01/04/21 with a maturity value of $17,687,561; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 02/15/21 - 02/15/30, and an aggregate market value of $18,041,193.	17,687,443	17,687,443
Repurchase Agreement dated 12/31/20 at 0.360%, due on 02/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,500,000.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $15,006,270; collateralized by various Common Stock with an aggregate market value of $16,500,000.	15,000,000	15,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $7,900,105; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $8,058,003.	7,900,000	7,900,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $4,500,100; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $4,590,002.	4,500,000	4,500,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $700,026; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $777,807.	700,000	700,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $4,000,044; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $4,081,644	4,000,000	4,000,000
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $7,000,164; collateralized by various Common Stock with an aggregate market value of $7,777,868.	7,000,000	7,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,200,057; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,331,276.	1,200,000	$1,200,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $4,100,091; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $4,548,525.	4,100,000	4,100,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $2,400,121; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $2,662,133	2,400,000	2,400,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $6,000,120; collateralized by various Common Stock with an aggregate market value of $6,667,799.	6,000,000	6,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $600,013; collateralized by various Common Stock with an aggregate market value of $666,780.	600,000	600,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $7,200,304; collateralized by various Common Stock with an aggregate market value of $8,001,358.	7,200,000	7,200,000

		97,187,443

Time Deposit—0.4%
Royal Bank of Canada 0.150%, 01/04/21	5,000,000	5,000,000

Mutual Funds—2.7%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (f)	30,000,000	30,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (f)	3,000,000	3,000,000

		33,000,000

Total Securities Lending Reinvestments (Cost $209,177,153)		209,177,282

Total Investments—117.8% (Cost $1,090,902,109)		1,442,933,652
Other assets and liabilities (net)—(17.8)%		(218,003,740)

Net Assets—100.0%		$1,224,929,912

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $13,177,172, which is 1.1% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $222,292,022 and the collateral received consisted of cash in the amount of $209,166,092 and non-cash collateral with a value of $18,242,708. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 1.1% of net assets
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $13,177,172, which is 1.1% of net assets.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Star Peak Energy Transition Corp.	12/04/20	761,000	$7,610,000	$13,177,172

Glossary of Abbreviations

Index Abbreviations:

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviation:

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$91,265,070	$9,830,825	$—	$101,095,895
Electrical Equipment	74,097,840	3,742,662	—	77,840,502
Electronic Equipment, Instruments & Components	22,379,000	—	—	22,379,000
Energy Equipment & Services	18,999,929	—	—	18,999,929
Food Products	78,539,146	—	—	78,539,146
Independent Power and Renewable Electricity Producers	23,761,696	—	—	23,761,696
Machinery	20,450,700	—	—	20,450,700
Marine	12,124,644	—	—	12,124,644
Metals & Mining	408,231,195	43,885,168	—	452,116,363
Mortgage Real Estate Investment Trusts	64,720,356	—	—	64,720,356
Oil, Gas & Consumable Fuels	171,676,638	15,957,690	—	187,634,328
Paper & Forest Products	17,213,427	—	—	17,213,427
Road & Rail	19,462,920	—	—	19,462,920
Semiconductors & Semiconductor Equipment	72,887,008	—	—	72,887,008
Special Purpose Acquisition Companies	31,587,599	13,177,172	—	44,764,771
Total Common Stocks	1,127,397,168	86,593,517	—	1,213,990,685
Total Warrant*	2,890,637	—	—	2,890,637
Total Short-Term Investment*	16,875,048	—	—	16,875,048
Securities Lending Reinvestments
Certificates of Deposit	—	52,993,408	—	52,993,408
Commercial Paper	—	20,996,431	—	20,996,431
Repurchase Agreements	—	97,187,443	—	97,187,443
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	33,000,000	—	—	33,000,000
Total Securities Lending Reinvestments	33,000,000	176,177,282	—	209,177,282
Total Investments	$1,180,162,853	$262,770,799	$—	$1,442,933,652

Collateral for Securities Loaned (Liability)	$—	$(209,166,092)	$—	$(209,166,092)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$1,442,933,652
Receivable for:
Fund shares sold	3,453
Dividends	1,178,619
Prepaid expenses	3,394

Total Assets	1,444,119,118
Liabilities
Cash due to bank denominated in foreign currencies (c)	50
Collateral for securities loaned	209,166,092
Payables for:
Commitments & contingencies	7,610,000
Fund shares redeemed	1,411,188
Accrued Expenses:
Management fees	727,239
Distribution and service fees	22,860
Deferred trustees’ fees	161,083
Other expenses	90,694

Total Liabilities	219,189,206

Net Assets	$1,224,929,912

Net Assets Consist of:
Paid in surplus	$1,362,565,213
Distributable earnings (Accumulated losses)	(137,635,301)

Net Assets	$1,224,929,912

Net Assets
Class A	$1,115,374,087
Class B	109,555,825
Capital Shares Outstanding*
Class A	108,415,827
Class B	10,729,502
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.29
Class B	10.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,090,902,109.
(b)	Includes securities loaned at value of $222,292,022.
(c)	Identified cost of cash due to bank denominated in foreign currencies was $50.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends (a)	$21,273,382
Securities lending income	618,194

Total investment income	21,891,576
Expenses
Management fees	8,171,311
Administration fees	51,608
Custodian and accounting fees	81,355
Distribution and service fees—Class B	236,878
Audit and tax services	45,340
Legal	45,741
Trustees’ fees and expenses	54,229
Shareholder reporting	51,010
Insurance	7,520
Miscellaneous	16,195

Total expenses	8,761,187
Less management fee waiver	(661,744)
Less broker commission recapture	(5,499)

Net expenses	8,093,944

Net Investment Income	13,797,632

Net Realized and Unrealized Gain (Loss)
Net realized loss on :
Investments	(106,544,856)
Foreign currency transactions	(5,934)

Net realized loss	(106,550,790)

Net change in unrealized appreciation on investments	332,104,481

Net realized and unrealized gain	225,553,691

Net Increase in Net Assets From Operations	$239,351,323

(a)	Net of foreign withholding taxes of $966,118.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,797,632	$15,902,921
Net realized loss	(106,550,790)	(97,969,531)
Net change in unrealized appreciation	332,104,481	204,392,556

Increase in net assets from operations	239,351,323	122,325,946

From Distributions to Shareholders
Class A	(13,816,457)	(6,297,162)
Class B	(1,162,127)	(346,636)

Total distributions	(14,978,584)	(6,643,798)

Increase (decrease) in net assets from capital share transactions	(189,720,588)	146,452,494

Total increase in net assets	34,652,151	262,134,642

Net Assets
Beginning of period	1,190,277,761	928,143,119

End of period	$1,224,929,912	$1,190,277,761

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	12,587,372	$79,644,430	20,346,723	$170,703,113
Reinvestments	2,025,873	13,816,457	785,182	6,297,162
Redemptions	(32,437,156)	(264,998,656)	(3,911,065)	(34,428,120)

Net increase (decrease)	(17,823,911)	$(171,537,769)	17,220,840	$142,572,155

Class B
Sales	2,449,480	$14,292,532	1,997,151	$16,059,549
Reinvestments	171,406	1,162,127	43,493	346,636
Redemptions	(4,266,178)	(33,637,478)	(1,509,874)	(12,525,846)

Net increase (decrease)	(1,645,292)	$(18,182,819)	530,770	$3,880,339

Increase (decrease) derived from capital shares transactions		$(189,720,588)		$146,452,494

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.59	$7.69	$10.78	$10.86	$7.59

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.12	0.06	0.02	0.01
Net realized and unrealized gain (loss)	1.70	0.83	(3.13)	(0.09)	3.34

Total income (loss) from investment operations	1.80	0.95	(3.07)	(0.07)	3.35

Less Distributions
Distributions from net investment income	(0.10)	(0.05)	(0.02)	(0.01)	(0.08)

Total distributions	(0.10)	(0.05)	(0.02)	(0.01)	(0.08)

Net Asset Value, End of Period	$10.29	$8.59	$7.69	$10.78	$10.86

Total Return (%) (b)	21.58	12.44 (c)	(28.64)	(0.62)	44.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (d)	0.75	0.77	0.80	0.80	0.80
Ratio of net investment income to average net assets (%)	1.34	1.46	0.62	0.21	0.14
Portfolio turnover rate (%)	48	33	24	23	49
Net assets, end of period (in millions)	$1,115.4	$1,084.7	$837.8	$991.7	$916.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.53	$7.62	$10.71	$10.79	$7.55

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08	0.10	0.04	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.68	0.84	(3.13)	(0.07)	3.31

Total income (loss) from investment operations	1.76	0.94	(3.09)	(0.08)	3.30

Less Distributions
Distributions from net investment income	(0.08)	(0.03)	0.00	0.00	(0.06)

Total distributions	(0.08)	(0.03)	0.00	0.00	(0.06)

Net Asset Value, End of Period	$10.21	$8.53	$7.62	$10.71	$10.79

Total Return (%) (b)	21.18	12.35	(28.85)	(0.74)	43.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (d)	1.00	1.02	1.05	1.05	1.05
Ratio of net investment income (loss) to average net assets (%)	1.09	1.20	0.36	(0.05)	(0.12)
Portfolio turnover rate (%)	48	33	24	23	49
Net assets, end of period (in millions)	$109.6	$105.5	$90.3	$134.4	$132.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-12

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-13

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purposes Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Some SPACs may pursue transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2020, the Portfolio had a payment of $50 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2020. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2020. The Portfolio’s average overdraft advances during the year ended December 31, 2020 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $97,187,443. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and

BHFTII-14

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into

BHFTII-15

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$484,852,921	$0	$623,241,628

BHFTII-16

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$8,171,311	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $500 million
0.075%	On amounts over $500 million

An identical agreement was in place for the period January 1, 2020 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-17

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Commitments

The Portfolio may enter into commitments, or agreements, to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval, and may obligate the Portfolio to make future cash payments. At December 31, 2020, the Portfolio had an outstanding commitment of $7,610,000 to purchase an equity security and is reflected as Payable for Commitments & Contingencies in the Statement of Assets and Liabilities.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$1,103,424,648

Gross unrealized appreciation	404,646,460
Gross unrealized depreciation	(65,137,456)

Net unrealized appreciation (depreciation)	$339,509,004

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$14,978,584	$6,643,798	$—	$—	$14,978,584	$6,643,798

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$13,842,717	$—	$339,509,004	$(490,825,871)	$(137,474,150)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $48,872,148 and accumulated long-term capital losses of $441,953,723.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Van Eck Global Natural Resources Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Van Eck Global Natural Resources Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Van Eck Global Natural Resources Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-21

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-22

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-23

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Van Eck Global Natural Resources Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Van Eck Associates Corporation regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the three-year and five-year periods ended June 30, 2020, and performed equally to the median of its Performance Universe for the one-year period ended June 30, 2020. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2020. The Board also considered that the Portfolio outperformed its benchmark, the S&P North American Natural Resources Sector Index, for the one-, three-, and five-year periods ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median, and above the Expense Universe median and the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and the Expense Universe median, and above the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 6.92%, 6.61%, and 6.77%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 7.51%.

MARKET ENVIRONMENT / CONDITIONS

The year 2020 was ultimately dominated by the coronavirus (“COVID-19”) global pandemic. Economic shutdowns caused severe demand destruction and were further exacerbated by an unexpected price war between Saudi Arabia and Russia in March. Late in the first quarter, industry-wide demand for cash and forced selling caused severe illiquidity in all markets, and spreads on all credit sectors gapped out to levels not seen since the Great Financial Crisis. In response, policymakers around the globe scrambled to introduce containment measures designed to slow the spread of the virus as well as fiscal and monetary stimulus packages to support both impacted individuals and their national economies.

The second quarter stood in sharp contrast to the first as global risk sentiment rebounded and there was room for cautious optimism around the development of both a COVID-19 vaccine and therapeutic treatments. Later in the quarter, an increasing number of countries and U.S. states moved to ease lockdown restrictions, further bolstering market sentiment. Economic data released throughout the quarter suggested that the trough of the crisis was reached in April. Markets extended their rally during the third quarter and the U.S. economy continued to steadily improve, though most economic measures remained far from where they started the year.

Finally, the fourth quarter proved to be a strong one for risk assets, which rallied despite a number of headwinds, including a sharp rise in COVID-19 case counts. Markets chose to remain forward looking as a number of significant breakthroughs occurred (announcement of COVID-19 vaccine, resolution on U.S. elections) which provided some measures of relief from key macro risks. In late December, U.S. President Trump signed a $900 billion package that would send immediate aid to individuals and businesses. This boosted risk sentiment as did the passage of several key deals abroad. The European Union (“E.U.”) approved a landmark €750 billion recovery plan and a post-Brexit free trade agreement was finalized between the U.K. and the E.U.

After the extreme sell-off during the first quarter, risk assets ultimately performed well during the rest of the year. Investment grade and high yield credit spreads ended the year almost exactly where they started while structured product and emerging market (“EM”) spreads were still wider on the year. The S&P 500 Index rose over 18%, the NASDAQ Composite rose 45%, and the 10-year U.S. Treasury (“UST”) yield fell from 1.92% to 0.91%. West Texas Intermediate (WTI) oil fell by $12.54/barrel (-21%) to $48.52 and the U.S. dollar weakened versus most developed market currencies but was mixed versus EM currencies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management Strategic Bond Opportunities Portfolio underperformed its benchmark index over the reporting period.

The Portfolio’s exposure to EM currency and debt was the most meaningful detractor from performance as U.S. dollar bond spreads widened and most currencies weakened versus the U.S. dollar. During the first quarter, we trimmed EM exposures on the view that EM countries remained vulnerable to prolonged uncertainty around the impact of COVID-19 on global growth and trade. The Portfolio’s modest EM allocation was largely maintained for the rest of 2020 given that we expected EM debt to benefit from improved global recovery prospects going forward.

Structured product exposures, in aggregate, also detracted from the Portfolio’s performance as credit spreads tightened from their March highs but still ended up wider on the year.

Over the year ended December 31, 2020, the largest contributor to the Portfolio’s performance was its tactical credit exposures, including both High Yield and Investment Grade corporate credit. Both sectors contributed as the Portfolio added exposure after spreads widened out in March and subsequently tightened over the rest of the year.

With regard to the Portfolio’s macro positioning, duration and yield curve in the aggregate were slightly positive for performance over the period. The Portfolio’s longer duration positioning was positive for performance as yields declined. The Portfolio’s yield curve positioning was a modest detractor as the yield curve steepened. For reference, the yield on the 10-year UST fell from 1.92% to 0.91% and

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

the yield curve (5-year/30-year) steepened from 70 basis points to 128 basis points over the year ended December 31, 2020. We maintained the Portfolio’s overweight duration and curve flattening position throughout the year.

During the twelve months ended December 31, 2020, the Portfolio utilized derivatives including Treasury futures and options, Eurodollar futures, and interest rate swaps to manage duration and yield curve exposure, which benefitted relative performance. The Portfolio also used non-U.S. interest rate futures and swaps to manage exposure to the German, Italian, U.K., Australian, Brazilian, and Mexican bond markets, which detracted from relative results for the period. Credit default swaps on single names and on both investment grade and high yield indices, as well as options on credit default swap indices, were used as an efficient, low-cost way of adjusting credit exposures on the margin, and they detracted from performance. The Portfolio also used stripped and other mortgage derivatives to gain exposure to specific characteristics of Mortgage-Backed Securities, which detracted slightly. Finally, the Portfolio used foreign exchange forwards and options to hedge and take outright positions in a variety of currencies, and those detracted from performance as well.

S. Kenneth Leech

Michael Buchanan

Mark S. Lindbloom

Annabel Rudebeck

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	6.92	6.71	5.55
Class B	6.61	6.44	5.29
Class E	6.77	6.55	5.39
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.43	3.84

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Sectors

% of Net Assets
Corporate Bonds & Notes	49.3
Floating Rate Loans	20.0
Mortgage-Backed Securities	7.5
Asset-Backed Securities	7.3
Foreign Government	5.8
U.S. Treasury & Government Agencies	3.7
Convertible Bonds	2.3
Convertible Preferred Stocks	0.6
Common Stocks	0.2
Purchased Options	0.1

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.55%	$1,000.00	$1,096.40	$2.90
	Hypothetical*	0.55%	$1,000.00	$1,022.37	$2.80

Class B (a)	Actual	0.80%	$1,000.00	$1,095.70	$4.21
	Hypothetical*	0.80%	$1,000.00	$1,021.12	$4.06

Class E (a)	Actual	0.70%	$1,000.00	$1,096.20	$3.69
	Hypothetical*	0.70%	$1,000.00	$1,021.62	$3.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

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Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—49.3% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—1.0%
Boeing Co. (The)
3.250%, 02/01/35	1,740,000	$1,783,059
5.930%, 05/01/60	7,880,000	11,158,394
L3Harris Technologies, Inc. 4.854%, 04/27/35	350,000	457,153
TransDigm, Inc.
6.250%, 03/15/26 (144A) (a)	7,290,000	7,763,850
8.000%, 12/15/25 (144A) (a)	8,010,000	8,863,786

		30,026,242

Agriculture—0.2%
Altria Group, Inc.
4.800%, 02/14/29	3,500,000	4,196,904
5.950%, 02/14/49 (a)	829,000	1,159,622

		5,356,526

Airlines—0.9%
Air Canada 7.750%, 04/15/21 (144A) (a)	1,399,000	1,405,995
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	549,565	529,489
Delta Air Lines, Inc.
2.900%, 10/28/24 (a)	8,143,000	8,032,751
3.400%, 04/19/21	1,291,000	1,299,437
7.000%, 05/01/25 (144A)	3,990,000	4,605,823
Delta Air Lines, Inc. / SkyMiles IP, Ltd.
4.750%, 10/20/28 (144A)	990,000	1,080,197
Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd. 8.000%, 09/20/25 (144A)	7,760,000	8,691,200
United Airlines Pass-Through Trust 3.700%, 06/01/24	2,150,000	2,130,694

		27,775,586

Auto Manufacturers—1.4%
Ford Motor Co.
8.500%, 04/21/23	4,893,000	5,517,249
9.000%, 04/22/25	7,380,000	9,068,913
Ford Motor Credit Co. LLC
3.087%, 01/09/23	3,470,000	3,530,534
5.125%, 06/16/25	3,590,000	3,903,407
General Motors Co.
6.125%, 10/01/25 (a)	3,370,000	4,086,887
6.600%, 04/01/36	5,134,000	7,020,806
PM General Purchaser LLC 9.500%, 10/01/28 (144A)	7,940,000	8,793,550

		41,921,346

Banks—5.2%
Banco Mercantil del Norte S.A.
6.875%, 5Y H15 + 5.035%, 07/06/22 (144A) (b)	800,000	843,000
7.625%, 10Y H15 + 5.353%, 01/10/28 (144A) (b)	800,000	906,008
Barclays Bank plc 7.625%, 11/21/22	3,817,000	4,245,942

Banks—(Continued)
Barclays plc
2.000%, 5Y EUR Swap + 1.900%, 02/07/28 (EUR) (b)	7,010,000	8,750,012
5.088%, 3M LIBOR + 3.054%, 06/20/30 (b)	200,000	239,804
7.750%, 5Y USD Swap + 4.842%, 09/15/23 (b)	3,650,000	3,923,750
8.000%, 5Y H15 + 5.672%, 06/15/24 (b)	6,660,000	7,425,900
BBVA Bancomer S.A. 5.125%, 5Y H15 + 2.650%, 01/18/33 (144A) (b)	8,480,000	9,137,200
BNP Paribas S.A. 7.625%, 5Y USD Swap + 6.314%, 03/30/21 (144A) (b)	2,850,000	2,885,625
Citigroup, Inc. 4.450%, 09/29/27	3,064,000	3,612,466
Credit Agricole S.A.
6.500%, 5Y EUR Swap + 5.120%, 06/23/21 (EUR) (b)	2,735,000	3,413,884
7.875%, 5Y USD Swap + 4.898%, 01/23/24 (144A) (a) (b)	1,750,000	1,986,250
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (a) (b)	7,050,000	8,565,750
Credit Suisse Group AG
7.250%, 5Y H15 + 4.332%, 09/12/25 (144A) (b)	650,000	731,402
7.500%, 5Y USD Swap + 4.600%, 07/17/23 (144A) (b)	3,390,000	3,695,100
Goldman Sachs Group, Inc. (The) 6.750%, 10/01/37	2,000,000	3,056,954
HSBC Holdings plc
4.600%, 5Y H15 + 3.649%, 12/17/30 (a) (b)	2,380,000	2,421,936
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (a) (b)	390,000	424,613
6.500%, 5Y USD ICE Swap + 3.606%, 03/23/28 (a) (b)	1,080,000	1,212,300
Intesa Sanpaolo S.p.A.
3.125%, 07/14/22 (144A)	1,970,000	2,039,970
3.375%, 01/12/23 (144A)	1,900,000	1,989,303
5.017%, 06/26/24 (144A) (a)	2,440,000	2,669,127
5.710%, 01/15/26 (144A)	17,630,000	20,174,083
6.500%, 02/24/21 (144A)	1,175,000	1,184,353
JPMorgan Chase & Co. 3.109%, SOFR + 2.440%, 04/22/51 (b)	9,500,000	10,557,139
Lloyds Banking Group plc
4.582%, 12/10/25	1,811,000	2,070,802
4.650%, 03/24/26 (a)	3,120,000	3,589,823
4.947%, 5Y EUR Swap + 5.290%, 06/27/25 (EUR) (b)	5,450,000	7,145,425
7.500%, 5Y USD Swap + 4.760%, 06/27/24 (b)	3,580,000	4,037,452
Natwest Group plc
5.125%, 05/28/24	2,870,000	3,242,016
6.000%, 12/19/23 (a)	875,000	999,869
8.625%, 5Y USD Swap + 7.598%, 08/15/21 (b)	2,890,000	2,999,560
Santander Holdings USA, Inc. 4.500%, 07/17/25	570,000	646,576
Santander UK Group Holdings plc 7.375%, 5Y GBP Swap + 5.543%, 06/24/22 (GBP) (b)	2,620,000	3,739,602
UBS AG 7.625%, 08/17/22	2,850,000	3,154,082
UBS Group AG 7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (b)	3,600,000	3,946,500
UniCredit S.p.A.
5.459%, 5Y H15 + 4.750%, 06/30/35 (144A) (b)	5,760,000	6,338,670
7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (b)	6,200,000	7,498,962

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Wells Fargo & Co.
5.013%, 3M LIBOR + 4.240%, 04/04/51 (b)	3,360,000	$4,772,708
5.950%, 12/15/36	90,000	120,554

		160,394,472

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc.
5.550%, 01/23/49	2,870,000	4,073,395
5.800%, 01/23/59 (a)	1,110,000	1,705,520
Constellation Brands, Inc. 4.750%, 12/01/25	140,000	165,799

		5,944,714

Building Materials—0.4%
Cornerstone Building Brands, Inc. 6.125%, 01/15/29 (144A)	2,330,000	2,475,625
SRM Escrow Issuer LLC 6.000%, 11/01/28 (144A)	6,430,000	6,731,149
Summit Materials LLC / Summit Materials Finance Corp. 5.250%, 01/15/29 (144A)	2,380,000	2,499,000

		11,705,774

Chemicals—0.1%
Olin Corp. 5.000%, 02/01/30 (a)	1,540,000	1,640,100

Commercial Services—2.0%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, 07/15/26 (144A)	7,540,000	8,039,902
Carriage Services, Inc. 6.625%, 06/01/26 (144A) (a)	2,087,000	2,230,481
CoreCivic, Inc. 5.000%, 10/15/22 (a)	5,400,000	5,400,000
Gartner, Inc. 3.750%, 10/01/30 (144A)	5,930,000	6,226,500
Metropolitan Museum of Art (The) 3.400%, 07/01/45	2,025,000	2,247,611
MPH Acquisition Holdings LLC 5.750%, 11/01/28 (144A) (a)	4,850,000	4,740,875
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.375%, 08/31/27 (144A)	1,580,000	1,568,150
5.750%, 04/15/26 (144A)	960,000	1,051,200
6.250%, 01/15/28 (144A)	2,720,000	2,920,165
RR Donnelley and Sons Co. 8.250%, 07/01/27	4,940,000	5,662,475
United Rentals North America, Inc.
3.875%, 11/15/27 (a)	2,290,000	2,398,775
4.875%, 01/15/28	5,230,000	5,569,950
5.250%, 01/15/30	6,040,000	6,704,400
WW International, Inc. 8.625%, 12/01/25 (144A)	5,945,000	6,188,745

		60,949,229

Distribution/Wholesale—0.9%
American News Co. LLC 8.500%, 10.000% PIK, 09/01/26 (144A) (c)	18,700,288	21,084,575
H&E Equipment Services, Inc. 3.875%, 12/15/28 (144A) (a)	5,820,000	5,863,824

		26,948,399

Diversified Financial Services—1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.500%, 09/15/23 (a)	3,200,000	3,469,283
Aviation Capital Group LLC
2.875%, 01/20/22 (144A)	3,100,000	3,138,907
5.500%, 12/15/24 (144A)	3,560,000	3,940,495
Avolon Holdings Funding, Ltd.
4.250%, 04/15/26 (144A) (a)	2,950,000	3,177,521
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)	3,370,000	4,343,417
Finance of America Funding LLC 7.875%, 11/15/25 (144A) (a)	3,890,000	3,841,375
Global Aircraft Leasing Co., Ltd. 6.500%, 7.250% PIK, 09/15/24 (144A) (a) (c)	12,787,325	11,412,688
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	130,000	171,343
LHC3 plc 4.125%, 4.875% PIK, 08/15/24 (EUR) (c)	250,000	310,757
Mastercard, Inc. 3.850%, 03/26/50 (a)	1,180,000	1,521,248
Park Aerospace Holdings, Ltd.
4.500%, 03/15/23 (144A)	3,800,000	3,981,856
5.250%, 08/15/22 (144A)	344,000	361,020

		39,669,910

Electric—1.4%
AES Corp. (The) 2.450%, 01/15/31 (144A)	3,070,000	3,109,615
FirstEnergy Corp.
3.900%, 07/15/27	1,640,000	1,807,092
7.375%, 11/15/31	3,550,000	5,059,438
NRG Energy, Inc.
3.375%, 02/15/29 (144A)	1,460,000	1,494,748
3.625%, 02/15/31 (144A) (a)	4,300,000	4,423,840
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A) (a)	1,778,669	1,885,389
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	558,584	499,235
Perusahaan Listrik Negara PT 5.500%, 11/22/21	6,750,000	7,033,500
Southern California Edison Co. 3.900%, 03/15/43	1,217,000	1,372,778
Talen Energy Supply LLC 10.500%, 01/15/26 (144A)	5,110,000	4,545,498
TransAlta Corp. 6.500%, 03/15/40 (a)	9,409,000	10,355,545

		41,586,678

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—0.1%
Sensata Technologies, Inc. 4.375%, 02/15/30 (144A)	2,090,000	$2,249,363

Energy-Alternate Sources—0.0%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	1,040,114	1,221,738

Entertainment—1.3%
Allen Media LLC / Allen Media Co-Issuer, Inc. 10.500%, 02/15/28 (144A) (a)	6,590,000	6,837,125
Bally’s Corp. 6.750%, 06/01/27 (144A) (a)	1,350,000	1,447,875
Boyne USA, Inc. 7.250%, 05/01/25 (144A)	3,470,000	3,639,163
Caesars Entertainment, Inc.
6.250%, 07/01/25 (144A) (a)	4,470,000	4,760,550
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 02/15/23 (144A)	3,434,000	3,485,510
International Game Technology plc 5.250%, 01/15/29 (144A) (a)	3,090,000	3,329,475
Lions Gate Capital Holdings LLC 5.875%, 11/01/24 (144A)	2,336,000	2,371,040
Mohegan Gaming & Entertainment 7.875%, 10/15/24 (144A) (a)	6,767,000	7,063,056
Scientific Games International, Inc. 7.000%, 05/15/28 (144A)	540,000	580,613
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.750%, 04/15/25 (144A) (a)	6,768,000	7,334,820

		40,849,227

Environmental Control—0.6%
GFL Environmental, Inc.
3.750%, 08/01/25 (144A)	7,410,000	7,558,200
5.125%, 12/15/26 (144A)	3,290,000	3,499,738
8.500%, 05/01/27 (144A) (a)	6,627,000	7,355,970

		18,413,908

Food—0.3%
Co-operative Group Holdings, Ltd. 7.500%, 07/08/26 (GBP) (d)	2,410,000	3,987,686
Kraft Heinz Foods Co.
4.875%, 10/01/49 (144A)	2,190,000	2,550,863
5.500%, 06/01/50 (144A) (a)	3,370,000	4,238,761

		10,777,310

Forest Products & Paper—0.2%
Resolute Forest Products, Inc. 5.875%, 05/15/23	2,720,000	2,713,200
Suzano Austria GmbH 5.750%, 07/14/26 (a)	4,200,000	4,919,292

		7,632,492

Healthcare-Services—2.4%
Air Methods Corp. 8.000%, 05/15/25 (144A)	6,230,000	5,264,350
Akumin, Inc. 7.000%, 11/01/25 (144A) (a)	5,690,000	5,974,500
Centene Corp.
3.375%, 02/15/30 (a)	1,280,000	1,346,675
5.375%, 06/01/26 (144A)	7,030,000	7,414,611
5.375%, 08/15/26 (144A)	1,920,000	2,028,000
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A)	700,000	783,614
Global Medical Response, Inc. 6.500%, 10/01/25 (144A)	6,500,000	6,792,500
HCA, Inc.
5.500%, 06/15/47	9,200,000	12,270,054
5.625%, 09/01/28	7,610,000	8,989,313
Humana, Inc. 4.800%, 03/15/47	800,000	1,066,925
Legacy LifePoint Health LLC 4.375%, 02/15/27 (144A)	3,780,000	3,836,700
Radiology Partners, Inc.
9.250%, 02/01/28 (144A) (a)	5,630,000	6,335,439
Syneos Health, Inc. 3.625%, 01/15/29 (144A)	4,430,000	4,442,249
Tenet Healthcare Corp. 4.625%, 06/15/28 (144A)	1,880,000	1,969,300
U.S. Renal Care, Inc. 10.625%, 07/15/27 (144A) (a)	3,931,000	4,343,755

		72,857,985

Home Builders—0.3%
Empire Communities Corp. 7.000%, 12/15/25 (144A)	5,070,000	5,343,070
MDC Holdings, Inc. 6.000%, 01/15/43 (a)	3,145,000	4,216,014

		9,559,084

Housewares—0.2%
Newell Brands, Inc.
4.700%, 04/01/26	2,200,000	2,423,300
4.875%, 06/01/25	2,610,000	2,871,783

		5,295,083

Insurance—0.9%
Ambac Assurance Corp. 5.100%, (144A) (e)	20,207	27,986
Ambac LSNI LLC 6.000%, 3M LIBOR + 5.000%, 02/12/23 (144A) (b)	74,302	73,931
American International Group, Inc. 6.250%, 03/15/37	453,000	509,551
AXA S.A. 8.600%, 12/15/30	1,320,000	2,055,737
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A) †	2,600,000	4,172,035

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Massachusetts Mutual Life Insurance Co.
3.375%, 04/15/50 (144A)	800,000	$872,311
4.900%, 04/01/77 (144A)	6,285,000	8,614,130
New York Life Insurance Co. 3.750%, 05/15/50 (144A)	800,000	955,253
NMI Holdings, Inc. 7.375%, 06/01/25 (144A)	5,040,000	5,644,800
Prudential Financial, Inc.
5.625%, 3M LIBOR + 3.920%, 06/15/43 (b)	550,000	589,768
5.875%, 3M LIBOR + 4.175%, 09/15/42 (b)	1,200,000	1,287,671
Teachers Insurance & Annuity Association of America
4.900%, 09/15/44 (144A)	1,771,000	2,393,979
6.850%, 12/16/39 (144A)	216,000	339,355

		27,536,507

Internet—1.1%
Cogent Communications Group, Inc. 5.375%, 03/01/22 (144A)	8,999,000	9,257,721
Match Group Holdings II LLC 4.625%, 06/01/28 (144A) (a)	2,720,000	2,850,900
Netflix, Inc.
6.375%, 05/15/29	9,110,000	11,250,850
Tencent Holdings, Ltd. 3.595%, 01/19/28 (144A)	8,110,000	8,940,221

		32,299,692

Investment Companies—0.2%
The Vanguard Group, Inc. 3.050%, 08/28/50 † (f) (g)	7,460,000	6,968,436

Iron/Steel—0.3%
ArcelorMittal 3.600%, 07/16/24 (a)	180,000	194,215
Vale Overseas, Ltd.
6.250%, 08/10/26	3,990,000	4,947,600
6.875%, 11/10/39 (a)	2,180,000	3,245,497

		8,387,312

Leisure Time—1.3%
Carnival Corp. 9.875%, 08/01/27 (144A) (a)	2,480,000	2,852,000
NCL Corp., Ltd.
3.625%, 12/15/24 (144A) (a)	1,070,000	1,016,500
5.875%, 03/15/26 (144A) (a)	3,190,000	3,361,463
10.250%, 02/01/26 (144A)	5,330,000	6,236,100
12.250%, 05/15/24 (144A)	5,010,000	6,012,000
Silversea Cruise Finance, Ltd. 7.250%, 02/01/25 (144A)	6,685,000	6,918,975
Viking Cruises, Ltd. 5.875%, 09/15/27 (144A)	6,462,000	6,319,699
VOC Escrow, Ltd. 5.000%, 02/15/28 (144A) (a)	6,560,000	6,510,800

		39,227,537

Lodging—1.1%
Boyd Gaming Corp. 8.625%, 06/01/25 (144A) (a)	1,620,000	1,801,748
Las Vegas Sands Corp.
2.900%, 06/25/25	50,000	52,311
3.200%, 08/08/24	560,000	593,042
Melco Resorts Finance, Ltd. 5.375%, 12/04/29 (144A) (a)	8,230,000	8,543,558
Sands China, Ltd.
3.800%, 01/08/26 (144A)	1,300,000	1,385,098
5.125%, 08/08/25 (a)	4,610,000	5,173,619
Wynn Macau, Ltd.
5.125%, 12/15/29 (144A) (a)	5,550,000	5,667,938
5.625%, 08/26/28 (144A)	10,080,000	10,564,394

		33,781,708

Media—2.2%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.500%, 05/01/32 (144A) (a)	4,940,000	5,274,537
5.000%, 02/01/28 (144A)	5,990,000	6,334,425
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.200%, 03/15/28 (a)	4,010,000	4,625,161
4.908%, 07/23/25	2,864,000	3,327,542
5.375%, 04/01/38	2,050,000	2,560,067
CSC Holdings LLC 6.500%, 02/01/29 (144A)	12,520,000	14,135,706
DISH DBS Corp. 7.750%, 07/01/26 (a)	8,000,000	8,955,840
Fox Corp. 5.476%, 01/25/39	1,400,000	1,917,553
iHeartCommunications, Inc.
4.750%, 01/15/28 (144A) (a)	3,610,000	3,718,300
5.250%, 08/15/27 (144A) (a)	2,190,000	2,294,025
Time Warner Cable LLC 5.875%, 11/15/40	1,942,000	2,588,906
Univision Communications, Inc. 9.500%, 05/01/25 (144A)	5,160,000	5,740,500
Virgin Media Secured Finance plc 5.500%, 08/15/26 (144A)	5,985,000	6,216,919

		67,689,481

Metal Fabricate/Hardware—0.0%
Park-Ohio Industries, Inc. 6.625%, 04/15/27	1,195,000	1,236,825

Mining—2.3%
Alcoa Nederland Holding B.V.
6.125%, 05/15/28 (144A)	2,212,000	2,416,610
6.750%, 09/30/24 (144A)	2,200,000	2,291,410
Anglo American Capital plc 4.000%, 09/11/27 (144A)	3,540,000	4,063,374
Barrick Gold Corp. 5.250%, 04/01/42	2,520,000	3,471,109
Barrick North America Finance LLC 5.750%, 05/01/43	6,029,000	8,781,264

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
First Quantum Minerals, Ltd.
6.875%, 10/15/27 (144A) (a)	6,700,000	$7,269,500
7.250%, 04/01/23 (144A) (a)	16,159,000	16,654,677
Freeport-McMoRan, Inc. 5.450%, 03/15/43	12,000,000	14,940,000
Glencore Finance Canada, Ltd.
4.250%, 10/25/22 (144A)	788,000	839,355
5.550%, 10/25/42 (144A)	1,000,000	1,226,380
HudBay Minerals, Inc. 7.625%, 01/15/25 (144A)	2,070,000	2,150,213
Midwest Vanadium Pty, Ltd. 13.250%, 02/15/18 (144A) † (f) (g) (h)	932,290	0
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.125%, 11/01/22 (144A) † (h)	8,475,000	57,206
Teck Resources, Ltd.
5.400%, 02/01/43	4,575,000	5,435,720
6.000%, 08/15/40	1,774,000	2,220,083

		71,816,901

Miscellaneous Manufacturing—0.7%
General Electric Co.
4.250%, 05/01/40	520,000	613,942
4.350%, 05/01/50	680,000	825,565
6.875%, 01/10/39	14,178,000	20,867,254

		22,306,761

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 3.250%, 02/15/29	1,610,000	1,641,717

Oil & Gas—5.5%
Berry Petroleum Co. LLC 7.000%, 02/15/26 (144A)	12,630,000	10,735,500
Cenovus Energy, Inc. 5.375%, 07/15/25 (a)	3,910,000	4,407,509
Comstock Resources, Inc. 9.750%, 08/15/26 (a)	9,170,000	9,834,825
Devon Energy Corp. 5.600%, 07/15/41 (a)	110,000	134,360
Diamondback Energy, Inc. 5.375%, 05/31/25 (a)	4,670,000	4,861,451
Endeavor Energy Resources L.P. / EER Finance, Inc.
5.500%, 01/30/26 (144A) (a)	1,925,000	1,975,339
5.750%, 01/30/28 (144A) (a)	3,770,000	4,066,699
6.625%, 07/15/25 (144A)	3,860,000	4,130,200
EQT Corp. 7.875%, 02/01/25 (a)	2,930,000	3,336,538
Exxon Mobil Corp. 4.327%, 03/19/50	2,250,000	2,918,855
Gazprom OAO Via Gaz Capital S.A. 4.950%, 03/23/27 (144A)	7,980,000	9,037,334
KazMunayGas National Co. JSC
5.375%, 04/24/30 (144A)	300,000	369,806
6.375%, 10/24/48 (144A)	1,060,000	1,522,478

Oil & Gas—(Continued)
MEG Energy Corp.
6.500%, 01/15/25 (144A) (a)	2,340,000	2,404,350
7.000%, 03/31/24 (144A) (a)	3,690,000	3,726,900
7.125%, 02/01/27 (144A)	5,290,000	5,461,925
Noble Energy, Inc.
3.850%, 01/15/28	1,160,000	1,348,383
6.000%, 03/01/41	10,200,000	15,494,001
Occidental Petroleum Corp.
Zero Coupon, 10/10/36	13,020,000	5,989,200
6.125%, 01/01/31 (a)	2,940,000	3,146,388
7.150%, 05/15/28	13,435,000	13,619,731
Parsley Energy LLC / Parsley Finance Corp.
5.375%, 01/15/25 (144A) (a)	5,161,000	5,307,572
5.625%, 10/15/27 (144A) (a)	3,920,000	4,290,440
PBF Holding Co. LLC / PBF Finance Corp. 9.250%, 05/15/25 (144A) (a)	1,620,000	1,588,734
Petrobras Global Finance B.V.
5.750%, 02/01/29	7,360,000	8,581,760
6.850%, 06/05/15 (a)	6,170,000	7,698,001
Range Resources Corp.
5.000%, 08/15/22	1,350,000	1,336,500
5.000%, 03/15/23 (a)	1,517,000	1,479,075
5.750%, 06/01/21	2,560,000	2,553,626
5.875%, 07/01/22	1,945,000	1,945,000
9.250%, 02/01/26 (a)	14,995,000	15,669,775
Shell International Finance B.V. 4.000%, 05/10/46	360,000	452,830
WPX Energy, Inc.
4.500%, 01/15/30 (a)	2,910,000	3,084,600
5.250%, 10/15/27	899,000	952,598
8.250%, 08/01/23	5,720,000	6,510,046

		169,972,329

Packaging & Containers—0.7%
ARD Finance S.A. 6.500%, 7.250% PIK, 06/30/27 (144A) (c)	4,470,000	4,771,725
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.125%, 08/15/26 (144A)	340,000	355,300
5.250%, 08/15/27 (144A)	2,820,000	2,960,464
6.000%, 02/15/25 (144A)	4,000,000	4,145,000
Ball Corp. 2.875%, 08/15/30 (a)	5,470,000	5,456,325
Cascades, Inc./Cascades USA, Inc. 5.375%, 01/15/28 (144A) (a)	3,110,000	3,305,347
WestRock RKT LLC 4.000%, 03/01/23	140,000	148,707

		21,142,868

Pharmaceuticals—2.0%
AbbVie, Inc.
4.050%, 11/21/39	5,080,000	6,129,006
4.550%, 03/15/35	1,300,000	1,642,940
AdaptHealth LLC
4.625%, 08/01/29 (144A)	3,650,000	3,750,375
6.125%, 08/01/28 (144A)	2,980,000	3,199,775

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Bausch Health Americas, Inc.
8.500%, 01/31/27 (144A)	10,010,000	$11,132,822
9.250%, 04/01/26 (144A)	3,955,000	4,409,825
Bausch Health Cos., Inc. 9.000%, 12/15/25 (144A)	770,000	851,682
Becton Dickinson & Co. 3.700%, 06/06/27	1,794,000	2,058,049
Bristol-Myers Squibb Co. 5.000%, 08/15/45	800,000	1,156,842
Cheplapharm Arzneimittel GmbH 5.500%, 01/15/28 (144A)	3,990,000	4,169,550
Cigna Corp. 4.800%, 08/15/38	5,970,000	7,768,542
CVS Health Corp.
4.780%, 03/25/38	7,610,000	9,602,824
5.125%, 07/20/45	1,440,000	1,935,875
Teva Pharmaceutical Finance Netherlands B.V. 3.150%, 10/01/26 (a)	2,600,000	2,499,276
7.125%, 01/31/25 (a)	1,480,000	1,635,844

		61,943,227

Pipelines—3.7%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 7.625%, 12/15/25 (144A)	6,130,000	6,528,450
Cheniere Energy Partners L.P. 4.500%, 10/01/29	4,070,000	4,305,165
CNX Midstream Partners L.P. / CNX Midstream Finance Corp. 6.500%, 03/15/26 (144A) (a)	3,470,000	3,530,725
DCP Midstream Operating L.P.
5.625%, 07/15/27	480,000	532,800
6.750%, 09/15/37 (144A)	3,480,000	3,758,400
El Paso Natural Gas Co. LLC
7.500%, 11/15/26	4,250,000	5,419,089
8.375%, 06/15/32	190,000	268,311
Energy Transfer Operating L.P.
5.500%, 06/01/27 (a)	1,376,000	1,620,987
5.875%, 01/15/24	1,638,000	1,840,733
6.250%, 04/15/49	1,090,000	1,316,570
Energy Transfer Partners L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22	780,000	815,496
Enterprise Products Operating LLC 5.375%, 3M LIBOR + 2.570%, 02/15/78 (b)	13,090,000	13,222,189
EQM Midstream Partners L.P.
6.000%, 07/01/25 (144A) (a)	1,880,000	2,058,600
6.500%, 07/01/27 (144A) (a)	1,660,000	1,869,218
Kinder Morgan, Inc.
4.300%, 06/01/25 (a)	1,240,000	1,414,580
7.800%, 08/01/31	67,000	95,987
NGPL PipeCo LLC 7.768%, 12/15/37 (144A)	11,919,000	16,097,775
Northwest Pipeline LLC 4.000%, 04/01/27	13,710,000	15,682,266
Southern Natural Gas Co. LLC 8.000%, 03/01/32	25,000	35,817

Pipelines—(Continued)
Kinder Morgan, Inc.
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 6.000%, 12/31/30 (144A)	3,230,000	3,331,939
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
4.875%, 02/01/31 (144A)	4,480,000	4,860,800
5.125%, 02/01/25 (a)	4,791,000	4,910,775
5.375%, 02/01/27 (a)	2,770,000	2,909,525
6.500%, 07/15/27	10,000	10,850
Western Midstream Operating L.P.
3.950%, 06/01/25	9,253,000	9,438,060
5.300%, 03/01/48	6,900,000	6,837,624
5.450%, 04/01/44	1,900,000	1,921,413

		114,634,144

Real Estate—0.4%
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	8,600,000	9,103,530
Realogy Group LLC 7.625%, 06/15/25 (144A)	2,680,000	2,909,730

		12,013,260

Real Estate Investment Trusts—0.8%
CyrusOne L.P. / CyrusOne Finance Corp. 1.450%, 01/22/27 (EUR)	3,190,000	3,944,686
Diversified Healthcare Trust 9.750%, 06/15/25	4,200,000	4,767,000
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.875%, 08/01/21 (144A)	1,860,000	1,860,000
MPT Operating Partnership L.P. / MPT Finance Corp.
3.692%, 06/05/28 (GBP)	4,656,000	6,875,113
5.000%, 10/15/27	4,500,000	4,786,875
Service Properties Trust 5.500%, 12/15/27 (a)	3,080,000	3,366,228

		25,599,902

Retail—1.5%
Golden Nugget, Inc. 6.750%, 10/15/24 (144A) (a)	9,210,000	9,143,872
L Brands, Inc.
5.250%, 02/01/28 (a)	6,702,000	6,986,835
6.625%, 10/01/30 (144A) (a)	4,850,000	5,395,625
6.694%, 01/15/27	180,000	198,450
6.875%, 07/01/25 (144A)	2,000,000	2,171,560
Michaels Stores, Inc. 8.000%, 07/15/27 (144A) (a)	4,090,000	4,396,750
PetSmart, Inc. 8.875%, 06/01/25 (144A) (a)	4,790,000	4,919,809
Sally Holdings LLC / Sally Capital, Inc. 5.500%, 11/01/23	1,920,000	1,929,600
Tendam Brands S.A.U.
5.000%, 09/15/24 (144A) (EUR)	1,350,000	1,513,166
5.250%, 3M EURIBOR + 5.250%, 09/15/24 (144A) (EUR) (b)	3,750,000	4,226,146

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Wendy’s International LLC 7.000%, 12/15/25	5,178,000	$5,682,855

		46,564,668

Semiconductors—0.4%
Amkor Technology, Inc. 6.625%, 09/15/27 (144A)	860,000	933,100
Broadcom, Inc. 4.150%, 11/15/30 (a)	3,130,000	3,618,167
NVIDIA Corp. 3.500%, 04/01/50 (a)	3,100,000	3,753,566
ON Semiconductor Corp. 3.875%, 09/01/28 (144A)	3,000,000	3,097,500

		11,402,333

Software—0.5%
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A)	3,980,000	4,074,525
CDK Global, Inc. 5.250%, 05/15/29 (144A)	4,000,000	4,431,680
Open Text Corp. 3.875%, 02/15/28 (144A)	1,540,000	1,597,750
Open Text Holdings, Inc. 4.125%, 02/15/30 (144A) (a)	3,758,000	3,997,760

		14,101,715

Telecommunications—2.5%
Altice France Holding S.A. 10.500%, 05/15/27 (144A)	5,100,000	5,724,750
Altice France S.A. 7.375%, 05/01/26 (144A)	12,445,000	13,098,363
British Telecommunications plc 9.625%, 12/15/30 (a)	3,875,000	6,425,058
CommScope Technologies LLC
5.000%, 03/15/27 (144A) (a)	1,100,000	1,089,000
6.000%, 06/15/25 (144A)	1,906,000	1,948,885
CommScope, Inc. 8.250%, 03/01/27 (144A) (a)	5,890,000	6,287,575
Deutsche Telekom International Finance B.V. 2.485%, 09/19/23 (144A)	3,727,000	3,898,107
Frontier Communications Corp.
5.875%, 10/15/27 (144A) (a)	3,260,000	3,524,875
6.750%, 05/01/29 (144A) (a)	3,280,000	3,509,600
Millicom International Cellular S.A.
6.250%, 03/25/29 (144A) (a)	4,550,000	5,118,750
6.625%, 10/15/26 (144A)	4,290,000	4,622,475
Sprint Capital Corp.
6.875%, 11/15/28 (a)	3,075,000	4,054,326
8.750%, 03/15/32 (a)	7,840,000	12,413,660
Switch, Ltd. 3.750%, 09/15/28 (144A) (a)	3,500,000	3,552,500
Verizon Communications, Inc. 5.250%, 03/16/37	660,000	899,703

		76,167,627

Transportation—0.4%
Union Pacific Corp.
2.973%, 09/16/62 (144A)	535,000	557,548
3.839%, 03/20/60	470,000	580,538
XPO CNW, Inc. 6.700%, 05/01/34	8,501,000	10,110,600

		11,248,686

Trucking & Leasing—0.3%
DAE Funding LLC 5.750%, 11/15/23 (144A) (a)	10,100,000	10,377,750

Total Corporate Bonds & Notes (Cost $1,365,192,953)		1,510,836,552

Floating Rate Loans (i)—20.0%

Advertising—0.3%
Terrier Media Buyer, Inc. Term Loan B, 4.397%, 1M LIBOR + 4.250%, 12/17/26	8,008,827	8,021,065

Aerospace/Defense—0.7%
Boeing Co. (The) Term Loan, 1.469%, 3M LIBOR + 1.250%, 02/07/22	15,590,000	15,429,236
WP CPP Holdings LLC Term Loan, 4.750%, 3M LIBOR + 3.750%, 04/30/25	7,831,108	7,359,283

		22,788,519

Airlines—1.1%
Air Canada Term Loan, 1.902%, 1M LIBOR + 1.750%, 10/06/23	1,644,369	1,613,948
Delta Air Lines, Inc. Term Loan B, 5.750%, 3M LIBOR + 4.750%, 04/29/23	10,477,350	10,665,618
JetBlue Airways Corp. Term Loan, 6.250%, 3M LIBOR + 5.250%, 06/17/24	8,043,750	8,296,557
Mileage Plus Holdings LLC Term Loan B, 6.250%, 3M LIBOR + 5.250%, 06/25/27	6,710,000	7,004,025
SkyMiles IP, Ltd. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/20/27	5,050,000	5,246,319

		32,826,467

Auto Parts & Equipment—0.3%
American Axle & Manufacturing, Inc. Term Loan B, 3.000%, 1M LIBOR + 2.250%, 04/06/24	3,300,140	3,260,951
Clarios Global L.P. Term Loan B, 3.647%, 1M LIBOR + 3.500%, 04/30/26	6,263,893	6,248,233

		9,509,184

Building Materials—0.5%
ACProducts, Inc. Term Loan B, 7.500%, 3M LIBOR + 6.500%, 08/18/25	4,266,000	4,391,314
APi Group DE, Inc. Term Loan B, 2.647%, 1M LIBOR + 2.500%, 10/01/26	7,335,900	7,322,145
CP Atlas Buyer, Inc.
Incremental Term Loan B, 5.250%, 3M LIBOR + 4.500%, 11/23/27	952,500	955,476

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Building Materials—(Continued)
CP Atlas Buyer, Inc.
Term Loan B, 5.250%, 3M LIBOR + 4.500%, 11/23/27	2,857,500	$2,866,430

		15,535,365

Commercial Services—1.7%
Allied Universal Holdco LLC Term Loan B, 4.397%, 1M LIBOR + 4.250%, 07/10/26	7,999,171	7,980,605
Amentum Government Services Holdings LLC Term Loan B, 3.647%, 1M LIBOR + 3.500%, 02/01/27	4,686,450	4,680,592
Garda World Security Corp. 1st Lien Term Loan B, 4.990%, 1M LIBOR + 4.750%, 10/30/26	10,470,876	10,503,598
Mister Car Wash Holdings, Inc. Term Loan B, 05/14/26 (j)	920,000	900,335
MPH Acquisition Holdings LLC Term Loan B, 3.750%, 3M LIBOR + 2.750%, 06/07/23	5,923,884	5,909,690
Parexel International Corp. Term Loan B, 2.897%, 1M LIBOR + 2.750%, 09/27/24	4,990,000	4,914,257
Prime Security Services Borrower LLC Term Loan B1, 4.250%, 12M LIBOR + 3.250%, 09/23/26	11,818,609	11,859,975
Trans Union LLC Term Loan B5, 1.897%, 1M LIBOR + 1.750%, 11/16/26	796,500	795,421
TruGreen L.P. 2nd Lien Term Loan, 9.250%, 1M LIBOR + 8.500%, 11/02/28	1,820,000	1,838,200
Verscend Holding Corp. Term Loan B, 4.647%, 1M LIBOR + 4.500%, 08/27/25	1,915,496	1,918,369

		51,301,042

Computers—0.6%
McAfee LLC Term Loan B, 3.898%, 1M LIBOR + 3.750%, 09/30/24	4,340,854	4,347,183
PAE Holding Corp. Term Loan B, 5.250%, 3M LIBOR + 4.500%, 10/19/27	3,790,000	3,811,319
Redstone Buyer LLC Term Loan, 6.000%, 2M LIBOR + 5.000%, 09/01/27	4,915,736	4,946,459
Science Applications International Corp. Incremental Term Loan B, 2.397%, 1M LIBOR + 2.250%, 03/12/27	1,355,467	1,356,314
Surf Holdings LLC Term Loan, 3.726%, 3M LIBOR + 3.500%, 03/05/27	3,940,200	3,911,633

		18,372,908

Construction & Engineering—0.1%
Tutor Perini Corp. Term Loan B, 5.750%, 3M LIBOR + 4.750%, 08/13/27	3,790,000	3,811,319

Diversified Financial Services—0.9%
Citadel Securities L.P. Term Loan B, 2.897%, 1M LIBOR + 2.750%, 02/27/26	9,057,128	9,075,994
Deerfield Dakota Holding LLC
2nd Lien Term Loan, 9.000%, 1M LIBOR + 8.000%, 04/07/28	2,060,000	2,101,200
Term Loan B, 4.750%, 3M LIBOR + 3.750%, 04/09/27	2,119,350	2,125,973

Diversified Financial Services—(Continued)
Deerfield Dakota Holding LLC
Focus Financial Partners LLC Term Loan, 2.147%, 1M LIBOR + 2.000%, 07/03/24	1,492,347	1,485,072
Hudson River Trading LLC Term Loan B, 3.147%, 1M LIBOR + 3.000%, 02/18/27	4,009,749	4,013,089
Jane Street Group LLC Term Loan, 3.233%, 3M LIBOR + 3.000%, 01/31/25	7,162,701	7,162,701

		25,964,029

Entertainment—1.0%
Allen Media LLC Term Loan B, 5.754%, 3M LIBOR + 5.500%, 02/10/27	8,943,033	8,924,405
Aristocrat Leisure, Ltd. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/19/24	3,547,229	3,576,050
Cinemark USA, Inc. Term Loan B, 1.900%, 1M LIBOR + 1.750%, 03/31/25	1,482,359	1,377,359
Lions Gate Capital Holdings LLC Term Loan B, 2.397%, 1M LIBOR + 2.250%, 03/24/25	701,958	694,500
Scientific Games International, Inc. Term Loan B5, 2.897%, 1M LIBOR + 2.750%, 08/14/24	6,379,999	6,248,411
Stars Group Holdings B.V. (The) Incremental Term Loan, 3.754%, 3M LIBOR + 3.500%, 07/10/25	122,475	123,045
UFC Holdings LLC Term Loan, 4.250%, 6M LIBOR + 3.250%, 04/29/26	8,600,560	8,595,184

		29,538,954

Environmental Control—0.0%
GFL Environmental Inc. Term Loan B, 3.500%, 3M LIBOR + 3.000%, 05/30/25	477,026	478,099

Food—0.5%
Froneri International Ltd. Term Loan, 2.397%, 1M LIBOR + 2.250%, 01/31/27	4,019,800	3,987,642
Term Loan, 2.625%, 3M EURIBOR + 2.625%, 01/31/27 (EUR)	2,780,000	3,356,387
U.S. Foods, Inc. Term Loan B, 1.897%, 1M LIBOR + 1.750%, 06/27/23	9,112,292	9,001,231

		16,345,260

Food Service—0.2%
8th Avenue Food & Provisions, Inc. 2nd Lien Term Loan, 7.902%, 1M LIBOR + 7.750%, 10/01/26	1,452,297	1,443,220
TKC Holdings, Inc. 1st Lien Term Loan, 4.750%, 3M LIBOR + 3.750%, 02/01/23	5,371,189	5,280,550

		6,723,770

Healthcare-Products—0.0%
Maravai Intermediate Holdings LLC Term Loan B, 5.250%, 3M LIBOR + 4.250%, 10/19/27	1,274,167	1,281,334

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—1.9%
EyeCare Partners, LLC
2nd Lien Term Loan, 8.397%, 1M LIBOR + 8.250%, 02/18/28	4,700,000	$4,288,750
Delayed Draw Term Loan, 3.897%, 1M LIBOR + 3.750%, 02/18/27	1,233,514	1,205,451
Term Loan, 3.897%, 1M LIBOR + 3.750%, 02/18/27	5,246,838	5,127,472
Global Medical Response, Inc. Term Loan B, 5.750%, 6M LIBOR + 4.750%, 10/02/25	4,420,000	4,402,320
Phoenix Guarantor, Inc. Term Loan B, 3.402%, 1M LIBOR + 3.250%, 03/05/26	6,276,530	6,253,972
Precision Medicine Group LLC
Delayed Draw Term Loan, 0.500%, 11/18/27 (k)	795,000	796,988
Term Loan, 4.500%, 3M LIBOR + 3.750%, 11/18/27	6,095,000	6,110,238
Radiology Partners, Inc. 1st Lien Term Loan B, 4.811%, 1M LIBOR + 4.250%, 07/09/25	1,340,000	1,321,575
RadNet, Inc. Term Loan, 4.750%, 3M LIBOR + 3.750%, 06/30/23	7,858,934	7,858,934
RegionalCare Hospital Partners Holdings, Inc. Term Loan B, 3.897%, 1M LIBOR + 3.750%, 11/16/25	5,914,074	5,903,447
Surgery Center Holdings, Inc. Term Loan B, 4.250%, 1M LIBOR + 3.250%, 09/03/24	4,576,350	4,510,565
U.S. Renal Care, Inc. Term Loan B, 5.147%, 1M LIBOR + 5.000%, 06/26/26	5,026,623	5,011,960
WP CityMD Bidco LLC Term Loan B, 5.500%, 3M LIBOR + 4.500%, 08/13/26	4,952,575	4,963,926

		57,755,598

Household Products/Wares—0.1%
Reynolds Consumer Products LLC Term Loan, 1.897%, 1M LIBOR + 1.750%, 02/04/27	1,690,910	1,682,983

Insurance—1.1%
Acrisure, LLC Term Loan B, 3.647%, 1M LIBOR + 3.500%, 02/15/27	2,967,575	2,922,320
Amerilife Holding LLC Term Loan, 4.155%, 1M LIBOR + 4.000%, 03/18/27	1,403,145	1,378,590
Asurion LLC
2nd Lien Term Loan, 6.647%, 1M LIBOR + 6.500%, 08/04/25	2,771,212	2,795,460
Term Loan B4, 3.397%, 1M LIBOR + 3.250%, 08/04/22	7,499,684	7,497,674
Term Loan B7, 3.147%, 1M LIBOR + 3.000%, 11/03/24	7,102,519	7,060,344
Ryan Specialty Group LLC Term Loan, 4.000%, 1M LIBOR + 3.250%, 09/01/27	4,857,825	4,857,825
Sedgwick Claims Management Services, Inc.
Term Loan B, 3.397%, 1M LIBOR + 3.250%, 12/31/25	3,850,882	3,797,131
Term Loan B3, 5.250%, 1M LIBOR + 4.250%, 09/03/26	3,094,450	3,121,526

		33,430,870

Internet—0.2%
CNT Holdings I Corp. Term Loan, 4.500%, 6M LIBOR + 3.750%, 11/08/27	6,820,000	6,831,567

Investment Companies—0.2%
Cardinal Parent, Inc. Term Loan B, 5.250%, 6M LIBOR + 4.500%, 11/12/27	5,694,000	5,637,060

Leisure Time—0.4%
Alterra Mountain Co.
Term Loan B, 5.500%, 1M LIBOR + 4.500%, 08/01/26	4,823,550	4,867,767
Term Loan B1, 2.897%, 1M LIBOR + 2.750%, 07/31/24	3,979,701	3,927,882
Equinox Holdings, Inc. Term Loan B2, 10.000%, 3M LIBOR + 9.000%, 03/08/24	2,208,900	2,230,989

		11,026,638

Lodging—0.8%
Boyd Gaming Corp. Term Loan B3, 2.352%, 1W LIBOR + 2.250%, 09/15/23	6,700,273	6,662,583
Caesars Resort Collection LLC
1st Lien Term Loan B, 2.897%, 1M LIBOR + 2.750%, 12/23/24	8,667,780	8,522,109
Term Loan B1, 4.647%, 1M LIBOR + 4.500%, 07/21/25	7,022,400	7,043,910
Hilton Worldwide Finance LLC Term Loan B2, 1.898%, 1M LIBOR + 1.750%, 06/22/26	3,440,000	3,407,134

		25,635,736

Machinery-Construction & Mining—0.2%
Brookfield WEC Holdings, Inc. Term Loan, 3.750%, 1M LIBOR + 3.000%, 08/01/25	6,851,049	6,846,157

Machinery-Diversified—0.4%
Douglas Dynamics Holdings, Inc. Term Loan B, 4.750%, 1M LIBOR + 3.750%, 06/08/26	997,500	1,007,475
Vertical Midco GmbH Term Loan B, 4.569%, 6M LIBOR + 4.250%, 07/30/27	10,630,000	10,692,281

		11,699,756

Media—0.9%
Entercom Media Corp. Term Loan, 2.645%, 1M LIBOR + 2.500%, 11/18/24	2,993,076	2,925,264
iHeartCommunications, Inc.
Incremental Term Loan, 4.750%, 1M LIBOR + 4.000%, 05/01/26	2,859,150	2,853,194
Term Loan, 3.147%, 1M LIBOR + 3.000%, 05/01/26	1,044,469	1,029,238
Nexstar Broadcasting, Inc. Term Loan B4, 2.905%, 1M LIBOR + 2.750%, 09/18/26	6,871,784	6,838,380
Nielsen Finance LLC Term Loan B5, 4.750%, 1M LIBOR + 3.750%, 06/04/25	885,550	894,406
Univision Communications, Inc. Term Loan B, 4.750%, 1M LIBOR + 3.750%, 03/15/26	7,027,365	7,042,425
Virgin Media Bristol LLC Term Loan Q, 01/31/29 (j)	5,400,000	5,401,685

		26,984,592

Packaging & Containers—0.3%
Berry Global, Inc. Term Loan W, 2.149%, 1M LIBOR + 2.000%, 10/01/22	3,408,557	3,409,870

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—(Continued)
Graham Packaging Co., Inc. Term Loan, 4.500%, 1M LIBOR + 3.750%, 08/04/27	5,309,763	$5,332,993
Reynolds Group Holdings, Inc. Term Loan, 2.897%, 1M LIBOR + 2.750%, 02/05/23	1,784,034	1,778,013

		10,520,876

Pharmaceuticals—0.8%
Change Healthcare Holdings LLC Term Loan B, 3.500%, 3M LIBOR + 2.500%, 03/01/24	4,555,605	4,540,736
Elanco Animal Health, Inc. Term Loan B, 1.905%, 3M LIBOR + 1.750%, 08/01/27	799,819	794,069
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 5.000%, 3M LIBOR + 4.250%, 04/29/24	2,464,462	2,434,425
Grifols Worldwide Operations USA, Inc. Term Loan B, 2.102%, 1W LIBOR + 2.000%, 11/15/27	3,088,800	3,060,670
HC Group Holdings II, Inc. Term Loan B, 4.397%, 1M LIBOR + 4.250%, 08/06/26	8,137,800	8,136,107
Milano Acquisition Corp. Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/01/27	6,900,000	6,917,250

		25,883,257

Real Estate—0.1%
Realogy Group LLC Term Loan B, 3.000%, 1M LIBOR + 2.250%, 02/08/25	2,163,846	2,134,768

Real Estate Investment Trusts—0.3%
Claros Mortgage Trust, Inc. Term Loan B, 6.000%, 1M LIBOR + 5.000%, 08/09/26	3,600,000	3,627,000
Corecivic, Inc. Term Loan, 5.500%, 1M LIBOR + 4.500%, 12/18/24	3,106,500	3,083,201
VICI Properties 1 LLC Term Loan B, 1.894%, 1M LIBOR + 1.750%, 12/20/24	3,960,000	3,903,899

		10,614,100

Retail—1.9%
Academy, Ltd. Term Loan, 5.750%, 1M LIBOR + 5.000%, 10/28/27	8,170,000	8,180,212
CWGS Group LLC Term Loan, 3.500%, 1M LIBOR + 2.750%, 11/08/23	11,330,519	11,237,575
Harbor Freight Tools USA, Inc. Term Loan B, 4.000%, 1M LIBOR + 3.250%, 10/19/27	6,154,868	6,161,379
IRB Holding Corp. Term Loan B, 3.750%, 6M LIBOR + 2.750%, 02/05/25	1,012,194	1,005,488
Les Schwab Tire Centers Term Loan B, 4.250%, 3M LIBOR + 3.500%, 11/02/27	3,250,000	3,254,063
Michaels Stores, Inc. Term Loan B, 4.250%, 1M LIBOR + 3.500%, 10/01/27	11,489,393	11,453,489
Party City Holdings, Inc. Term Loan B, 3.250%, 6M LIBOR + 2.500%, 08/19/22	2,600,285	2,415,015
Petco Animal Supplies, Inc. Term Loan B, 4.250%, 3M LIBOR + 3.250%, 01/26/23	5,472,949	5,273,793
PetSmart, Inc. Term Loan, 4.500%, 3M LIBOR + 3.500%, 03/11/22	7,456,680	7,456,680

Retail—(Continued)
Whatabrands LLC Term Loan B, 2.970%, 1M LIBOR + 2.750%, 07/31/26	1,359,231	1,349,401

		57,787,095

Software—1.4%
AppLovin Corp.
Incremental Term Loan B, 4.147%, 1M LIBOR + 4.000%, 08/15/25	1,210,850	1,210,661
Term Loan B, 3.647%, 1M LIBOR + 3.500%, 08/15/25	4,794,386	4,789,889
Athenahealth, Inc. Term Loan B, 4.648%, 1M LIBOR + 4.500%, 02/11/26	6,631,875	6,642,930
Castle U.S. Holding Corp. Term Loan B, 4.004%, 3M LIBOR + 3.750%, 01/29/27	3,130,313	3,076,315
DCert Buyer, Inc. Term Loan B, 4.147%, 1M LIBOR + 4.000%, 10/16/26	8,585,125	8,595,856
MA FinanceCo. LLC Term Loan B3, 2.897%, 1M LIBOR + 2.750%, 06/21/24	450,120	444,775
Particle Investments S.a.r.l. Term Loan, 5.750%, 3M LIBOR + 5.250%, 02/18/27	3,512,350	3,512,350
Planview Parent, Inc.
Delayed Draw Term Loan, 12/17/27 (k)	551,061	552,094
Term Loan, 4.750%, 3M LIBOR + 4.000%, 12/17/27	2,358,939	2,363,362
Rackspace Hosting, Inc. 1st Lien Term Loan, 11/03/23 (j)	2,284,083	2,285,035
Seattle Spinco, Inc. Term Loan B3, 2.897%, 1M LIBOR + 2.750%, 06/21/24	3,039,772	3,003,675
Symplr Software, Inc. Term Loan, 5.250%, 6M LIBOR + 4.500%, 12/22/27	4,460,000	4,420,975
Ultimate Software Group, Inc. (The) Term Loan B, 3.897%, 1M LIBOR + 3.750%, 05/04/26	3,141,447	3,144,589

		44,042,506

Telecommunications—0.8%
Delta TopCo, Inc. Term Loan B, 4.500%, 6M LIBOR + 3.750%, 12/01/27	8,120,000	8,135,225
Global Tel*Link Corp.
1st Lien Term Loan, 4.397%, 1M LIBOR + 4.250%, 11/29/25	5,330,763	4,950,946
2nd Lien Term Loan, 8.397%, 1M LIBOR + 8.250%, 11/29/26	540,000	378,900
Level 3 Financing, Inc. Term Loan B, 1.897%, 1M LIBOR + 1.750%, 03/01/27	5,039,678	4,971,284
Windstream Services LLC Term Loan B, 7.250%, 1M LIBOR + 6.250%, 09/21/27	6,972,525	6,836,561

		25,272,916

Transportation—0.3%
Genesee & Wyoming, Inc. Term Loan, 2.254%, 3M LIBOR + 2.000%, 12/30/26	3,584,720	3,581,584
GlobalTranz Enterprises, Inc. Term Loan, 5.145%, 1M LIBOR + 5.000%, 05/15/26	4,905,849	4,586,969

		8,168,553

Total Floating Rate Loans (Cost $607,950,180)		614,452,343

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—7.5%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—5.1%
Banc of America Funding Corp. 0.280%, 02/27/37 (144A) (b)	16,482,014	$13,306,004
Banc of America Funding Trust
0.386%, 1M LIBOR + 0.165%, 09/29/36 (144A) (b)	41,149,443	30,063,721
0.421%, 03/27/36 (144A) (b)	5,978,375	5,562,169
8.810%, 01/27/30 (144A) (b)	18,686,045	8,646,893
Banc of America Mortgage Trust 2.998%, 09/25/35 (b)	44,274	42,153
BCAP LLC Trust 3.800%, 05/26/47 (144A) (b)	5,124,982	5,034,373
Bear Stearns Asset-Backed Securities Trust 33.583%, -1 x 1M LIBOR + 36.250%, 07/25/36 (b)	294,010	427,802
Connecticut Avenue Securities Trust
3.548%, 1M LIBOR + 3.400%, 10/25/39 (144A) (b)	11,030,000	10,884,369
4.498%, 1M LIBOR + 4.350%, 04/25/31 (144A) (b)	5,000,000	5,062,329
Countrywide Alternative Loan Trust
1.108%, 1M LIBOR + 0.960%, 07/25/35 (b)	397,128	394,103
5.750%, 01/25/37	1,813,240	1,402,761
6.000%, 01/25/37	1,657,148	1,448,144
16.614%, -1 x 1M LIBOR + 16.940%, 06/25/35 (b)	1,130,947	1,322,756
22.356%, -1 x 1M LIBOR + 22.800%, 02/25/36 (b)	1,176,666	1,406,434
28.008%, -1 x 1M LIBOR + 28.600%, 07/25/36 (b)	1,965,679	3,220,119
38.112%, -1 x 1M LIBOR + 39.000%, 08/25/37 (b)	869,419	1,736,250
Countrywide Alternative Loan Trust Resecuritization 6.000%, 08/25/37 (b)	2,328,591	1,489,598
Countrywide Home Loan Reperforming Loan REMIC Trust 5.964%, 03/25/35 (144A) † (b) (l)	3,706,818	597,489
Credit Suisse Mortgage Trust 29.711%, -1 x 1M LIBOR + 30.525%, 02/25/36 (b)	880,646	1,378,168
Flagstar Mortgage Trust 3.500%, 04/25/48 (144A) (b)	1,821,942	1,847,549
GreenPoint Mortgage Funding Trust 0.588%, 1M LIBOR + 0.440%, 06/25/45 (b)	920,884	827,942
GSMPS Mortgage Loan Trust 0.548%, 1M LIBOR + 0.400%, 04/25/36 (144A) (b)	562,240	489,642
HarborView Mortgage Loan Trust 1.148%, 1M LIBOR + 1.000%, 10/25/37 (b)	897,888	919,550
IndyMac INDX Mortgage Loan Trust 0.868%, 1M LIBOR + 0.720%, 01/25/35 (b)	673,330	560,974
JPMorgan Mortgage Trust
2.500%, 03/25/43 (144A) (b)	4,738	4,793
6.500%, 01/25/36	76,629	60,354
JPMorgan Resecuritization Trust 0.570%, 1M LIBOR + 0.210%, 07/27/46 (144A) (b)	269,993	269,908
Legacy Mortgage Asset Trust 3.250%, 06/25/60 (144A)	2,904,982	2,925,647
Lehman XS Trust 0.348%, 1M LIBOR + 0.200%, 08/25/46 (b)	1,397,254	1,349,276
MASTR Seasoned Securitization Trust 3.545%, 10/25/32 (b)	94,062	95,046
Merrill Lynch Mortgage Investors Trust
2.978%, 08/25/33 (b)	316,498	302,368
3.155%, 05/25/34 (b)	30,493	29,777
Morgan Stanley Mortgage Loan Trust 0.468%, 1M LIBOR + 0.320%, 01/25/35 (b)	376,945	369,101

Collateralized Mortgage Obligations—(Continued)
New Residential Mortgage Loan Trust
3.500%, 12/25/57 (144A) (b)	2,860,000	2,999,913
3.500%, 12/25/58 (144A) (b)	5,390,694	5,688,484
3.750%, 11/25/58 (144A) (b)	6,807,458	7,270,195
4.250%, 09/25/56 (144A) (b)	6,909,957	7,434,910
Nomura Resecuritization Trust 0.670%, 1M LIBOR + 0.260%, 02/26/46 (144A) (b)	4,163,999	4,045,234
NovaStar Mortgage Funding Trust 0.518%, 1M LIBOR + 0.380%, 09/25/46 (b)	452,334	439,250
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	99,803	99,728
RBSGC Mortgage Loan Trust 0.598%, 1M LIBOR + 0.450%, 01/25/37 (b)	478,233	160,225
Residential Accredit Loans, Inc. Trust 1.812%, 11/25/37 (b)	2,637,547	2,401,517
Residential Asset Securitization Trust 5.750%, 02/25/36	1,277,570	1,317,423
Seasoned Credit Risk Transfer Trust 4.250%, 05/25/60 (144A) (b)	4,710,000	4,722,838
Sequoia Mortgage Trust
0.937%, 6M LIBOR + 0.680%, 06/20/33 (b)	59,143	57,239
3.711%, 07/25/45 (144A) (b)	8,288	8,490
Structured Adjustable Rate Mortgage Loan Trust
1.655%, 1M LIBOR + 1.500%, 09/25/37 (b)	2,779,758	2,741,582
2.660%, 01/25/35 (b)	217,903	214,171
3.201%, 09/25/35 (b)	436,255	350,469
Structured Asset Mortgage Investments Trust
0.568%, 1M LIBOR + 0.420%, 05/25/46 (b)	156,846	137,738
0.708%, 1M LIBOR + 0.560%, 02/25/36 (b)	2,754,356	2,588,375
WaMu Mortgage Pass-Through Certificates Trust
0.688%, 1M LIBOR + 0.540%, 12/25/45 (b)	263,628	262,347
1.108%, 1M LIBOR + 0.960%, 12/25/45 (b)	7,383,442	5,020,636
1.753%, COFI + 1.250%, 03/25/47 (b)	1,243,647	1,180,212
2.819%, 09/25/36 (b)	389,275	358,796
2.900%, 08/25/33 (b)	692,584	695,896
6.532%, -1 x 1M LIBOR + 6.680%, 04/25/37 (b) (l)	8,623,502	2,764,225

		156,437,455

Commercial Mortgage-Backed Securities—2.4%
BAMLL Re-REMIC Trust 5.821%, 08/10/45 (144A) (b)	10,513,419	4,589,107
BFLD Trust 4.359%, 1M LIBOR + 4.200%, 10/15/35 (144A) (b)	2,960,000	2,963,859
Credit Suisse Commercial Mortgage Trust
5.373%, 12/15/39	542,632	99,736
6.424%, 06/15/38 (b)	6,300	5,985
7.509%, 1M LIBOR + 7.350%, 07/15/32 (144A) (b)	26,600,000	17,567,278
Credit Suisse Mortgage Capital Certificates 2.809%, 1M LIBOR + 2.650%, 05/15/36 (144A) (b)	10,620,000	10,488,555
Credit Suisse Mortgage Capital LLC 4.373%, 09/15/37 (144A)	6,620,000	4,847,152
Credit Suisse Mortgage Trust
3.160%, 12/15/41 (144A)	7,420,000	7,458,828
8.740%, 12/15/22	18,450,000	17,135,651

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse Mortgage Trust
DBUBS Mortgage Trust 3.750%, 08/10/44 (144A) †	5,180,000	$1,843,044
GMAC Commercial Mortgage Securities, Inc. 5.349%, 11/10/45 (b)	14,680	14,240
GS Mortgage Securities Trust 5.622%, 11/10/39	1,319,694	442,098
JPMorgan Chase Commercial Mortgage Securities Trust 6.496%, 02/15/51 (b)	96,680	90,098
ML-CFC Commercial Mortgage Trust
5.450%, 08/12/48 (b)	254,016	140,982
5.450%, 08/12/48 (144A) (b)	29,064	16,131
6.193%, 09/12/49 (b)	86,107	77,496
6.222%, 09/12/49 (b)	118,998	107,086
Morgan Stanley Capital Trust 5.399%, 12/15/43	249,934	165,941
Multifamily Trust 8.148%, 04/25/46 (144A) (b)	4,967,565	5,667,048
UBS-Barclays Commercial Mortgage Trust 5.000%, 05/10/63 (144A) (b)	3,289,989	159,112
Waterfall Commercial Mortgage Trust 4.104%, 09/14/22 (144A) (b)	774,482	782,758

		74,662,185

Total Mortgage-Backed Securities (Cost $235,069,119)		231,099,640

Asset-Backed Securities—7.3%

Asset-Backed - Automobile—0.3%
Hertz Vehicle Financing II L.P.
4.440%, 09/25/21 (144A)	3,210,000	3,183,749
5.860%, 02/25/24 (144A)	4,837,000	4,744,214

		7,927,963

Asset-Backed - Credit Card—0.2%
CreditShop Credit Card Co. LLC 6.409%, 1M LIBOR + 6.250%, 08/15/24 (144A) (b)	6,599,870	6,603,052

Asset-Backed - Home Equity—0.2%
Bear Stearns Asset-Backed Securities Trust 0.888%, 1M LIBOR + 0.740%, 01/25/34 (b)	8,770	8,148
Structured Asset Securities Corp. Mortgage Loan Trust 0.368%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	2,575,274	100,379
WaMu Asset-Backed Certificates Trust 0.318%, 1M LIBOR + 0.170%, 07/25/47 (b)	8,317,750	6,917,893

		7,026,420

Asset-Backed - Manufactured Housing—0.1%
Origen Manufactured Housing Contract Trust
2.026%, 10/15/37 (b)	696,611	667,018
2.807%, 04/15/37 (b)	745,096	707,906

Asset-Backed - Manufactured Housing—(Continued)
Origen Manufactured Housing Contract Trust
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (b)	2,329,637	2,286,033

		3,660,957

Asset-Backed - Other—6.2%
522 Funding CLO I, Ltd. 7.577%, 3M LIBOR + 7.340%, 01/15/33 (144A) (b)	850,000	841,554
AIMCO CLO 3.898%, 3M LIBOR + 3.680%, 07/20/29 (144A) (b)	6,750,000	6,742,204
American Money Management Corp. CLO, Ltd. 6.028%, 3M LIBOR + 5.810%, 04/17/29 (144A) (b)	6,300,000	5,768,664
Apidos CLO 6.968%, 3M LIBOR + 6.750%, 04/20/31 (144A) (b)	5,740,000	5,743,834
Applebee’s Funding LLC / IHOP Funding LLC 4.194%, 06/07/49 (144A)	2,992,500	2,951,563
Avery Point CLO, Ltd. 3.175%, 3M LIBOR + 2.950%, 08/05/27 (144A) (b)	1,540,000	1,488,937
BCC Funding Corp. XVI LLC 3.940%, 07/20/27 (144A)	5,570,000	5,634,463
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	1,341,738	929,246
Benefit Street Partners CLO, Ltd. 4.018%, 3M LIBOR + 3.800%, 01/20/29 (144A) (b)	3,360,000	3,313,585
BlueMountain CLO, Ltd.
1.274%, 3M LIBOR + 1.050%, 11/20/28 (144A) (b)	2,925,000	2,922,505
5.974%, 3M LIBOR + 5.750%, 11/20/28 (144A) (b)	3,350,000	3,105,534
Carlyle Global Market Strategies, Ltd. 1.271%, 3M LIBOR + 1.050%, 05/15/31 (144A) (b)	9,007,081	8,928,638
Carlyle U.S. CLO, Ltd. 3.918%, 3M LIBOR + 3.700%, 07/20/31 (144A) (b)	9,500,000	8,711,253
Catskill Park CLO, Ltd. 6.218%, 3M LIBOR + 6.000%, 04/20/29 (144A) (b)	7,600,000	7,273,800
Cent CLO 24, Ltd. 3.387%, 3M LIBOR + 3.150%, 10/15/26 (144A) (b)	5,240,000	5,073,399
Cook Park CLO, Ltd. 5.618%, 3M LIBOR + 5.400%, 04/17/30 (144A) (b)	750,000	703,209
Countrywide Asset-Backed Certificates Trust 2.023%, 1M LIBOR + 1.875%, 06/25/34 (b)	38,470	38,302
Countrywide Revolving Home Equity Loan Resecuritization Trust 0.459%, 1M LIBOR + 0.300%, 12/15/33 (144A) (b)	87,986	79,937
Countrywide Revolving Home Equity Loan Trust 0.299%, 1M LIBOR + 0.140%, 07/15/36 (b)	154,334	143,434
Cumberland Park CLO, Ltd.
2.918%, 3M LIBOR + 2.700%, 07/20/28 (144A) (b)	1,250,000	1,248,414
5.868%, 3M LIBOR + 5.650%, 07/20/28 (144A) (b)	2,400,000	2,254,548
CVP CLO, Ltd. 2.868%, 3M LIBOR + 2.650%, 01/20/31 (144A) (b)	4,500,000	4,201,569
Dividend Solar Loans LLC 3.670%, 08/22/39 (144A)	4,913,023	5,063,077
Flatiron CLO, Ltd. 1.471%, 3M LIBOR + 1.250%, 05/15/30 (144A) (b)	8,480,000	8,505,508
Greenwood Park CLO, Ltd. 5.187%, 3M LIBOR + 4.950%, 04/15/31 (144A) (b)	7,380,000	6,767,991

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Cumberland Park CLO, Ltd.
Greywolf CLO, Ltd. 4.168%, 3M LIBOR + 3.950%, 04/17/30 (144A) (b)	4,480,000	$4,472,388
HalseyPoint CLO, Ltd. 8.418%, 3M LIBOR + 8.200%, 01/20/33 (144A) (b)	2,770,000	2,435,852
Hildene Community Funding CDO, Ltd. 3.250%, 11/01/35 (144A)	2,220,000	2,220,000
KKR CLO, Ltd. 1.468%, 3M LIBOR + 1.250%, 01/20/29 (144A) (b)	980,000	980,003
LCM, Ltd. 5.718%, 3M LIBOR + 5.500%, 10/20/28 (144A) (b)	4,100,000	3,790,475
Long Beach Mortgage Loan Trust 0.672%, 1M LIBOR + 0.520%, 01/21/31 (b)	10,216	10,101
Marathon CLO 14, Ltd. 3.518%, 3M LIBOR + 3.300%, 01/20/33 (144A) (b)	2,950,000	2,945,640
Midocean Credit CLO VII 4.117%, 3M LIBOR + 3.880%, 07/15/29 (144A) (b)	4,000,000	3,864,528
Mill City Solar Loan, Ltd. 4.340%, 03/20/43 (144A)	1,183,102	1,253,522
Oaktree CLO, Ltd.
4.016%, 3M LIBOR + 3.800%, 04/22/30 (144A) (b)	5,300,000	4,824,341
5.418%, 3M LIBOR + 5.200%, 10/20/27 (144A) (b)	5,000,000	4,537,500
Ocean Trails CLO
2.153%, 3M LIBOR + 1.870%, 10/15/29 (144A) (b)	2,480,000	2,488,759
2.553%, 3M LIBOR + 2.270%, 10/15/29 (144A) (b)	2,810,000	2,822,117
Saranac CLO III, Ltd. 3.486%, 3M LIBOR + 3.250%, 06/22/30 (144A) (b)	4,652,501	4,280,012
SBA Small Business Investment Cos. 2.845%, 03/10/27	3,167,925	3,364,774
Sound Point CLO, Ltd.
1.315%, 3M LIBOR + 1.100%, 07/26/31 (144A) (b)	3,000,000	2,983,299
1.637%, 3M LIBOR + 1.400%, 04/15/32 (144A) (b)	6,680,000	6,683,868
Symphony CLO, Ltd.
1.190%, 3M LIBOR + 0.960%, 04/16/31 (144A) (b)	2,250,000	2,239,207
5.430%, 1M LIBOR + 5.200%, 04/16/31 (144A) (b)	1,890,000	1,709,531
TCI-Symphony CLO, Ltd.
3.224%, 3M LIBOR + 3.000%, 10/13/29 (144A) (b)	1,450,000	1,450,217
5.724%, 3M LIBOR + 5.500%, 10/13/29 (144A) (b)	4,300,000	4,045,793
Thayer Park CLO, Ltd. 6.318%, 3M LIBOR + 6.100%, 04/20/29 (144A) (b)	7,500,000	7,217,310
Treman Park CLO, Ltd. 2.868%, 3M LIBOR + 2.650%, 10/20/28 (144A) (b)	750,000	738,012
Venture CLO, Ltd.
1.248%, 3M LIBOR + 1.030%, 04/20/31 (144A) (b)	6,380,000	6,320,111
5.977%, 3M LIBOR + 5.740%, 04/15/27 (144A) (b)	4,000,000	3,260,000
Voya CLO, Ltd. 6.257%, 3M LIBOR + 6.020%, 06/07/30 (144A) (b)	3,100,000	2,874,866
WhiteHorse, Ltd. 3.887%, 3M LIBOR + 3.650%, 10/15/31 (144A) (b)	6,180,000	5,779,647
Zais CLO 16, Ltd. 5.770%, 3M LIBOR + 5.480%, 10/20/31 (144A) (b)	1,480,000	1,426,054

		189,453,095

Asset-Backed - Student Loan—0.3%
National Collegiate Student Loan Trust 0.438%, 1M LIBOR + 0.290%, 01/25/33 (b)	3,096,457	2,909,513
Navient Private Education Refi Loan Trust 2.500%, 09/16/69 (144A)	4,470,000	4,511,597
SoFi Professional Loan Program LLC Zero Coupon, 08/25/36 (144A)	500	312,950

		7,734,060

Total Asset-Backed Securities (Cost $229,177,942)		222,405,547

Foreign Government—5.8%

Regional Government—0.6%
Provincia de Buenos Aires
6.500%, 02/15/23 (144A) (h)	18,280,000	7,403,400
7.875%, 06/15/27 (144A) (h)	1,800,000	733,518
9.125%, 03/16/24 (144A) (h)	4,040,000	1,651,350
9.950%, 06/09/21 (144A) (h)	3,530,000	1,438,475
9.950%, 06/09/21 (h)	3,370,000	1,373,275
10.875%, 01/26/21 (h)	2,846,667	1,195,600
Provincia de Cordoba 7.450%, 09/01/24 (144A) (a)	5,450,000	3,351,750

		17,147,368

Sovereign—5.2%
Abu Dhabi Government International Bond 4.125%, 10/11/47 (144A)	4,720,000	5,929,500
Bahamas Government International Bond 5.750%, 01/16/24 (144A)	1,500,000	1,483,125
Brazil Notas do Tesouro Nacional
10.000%, 01/01/27 (BRL)	52,694,000	11,993,047
10.000%, 01/01/29 (BRL)	4,500,000	1,041,556
Brazilian Government International Bond 6.000%, 04/07/26	2,970,000	3,568,455
Egypt Government International Bond 7.600%, 03/01/29 (144A)	4,710,000	5,407,174
Indonesia Government International Bonds
5.125%, 01/15/45	3,000,000	3,863,490
5.250%, 01/17/42	6,140,000	7,938,897
Indonesia Treasury Bonds
7.000%, 05/15/22 (IDR)	9,560,000,000	708,393
7.000%, 05/15/27 (IDR)	382,929,000,000	29,334,705
8.375%, 09/15/26 (IDR)	66,608,000,000	5,421,589
Israel Government International Bonds
2.750%, 07/03/30	3,920,000	4,321,957
3.875%, 07/03/50	2,420,000	2,904,474
Ivory Coast Government International Bonds
4.875%, 01/30/32 (144A) (EUR)	1,630,000	2,042,824
5.750%, 12/31/32 (d)	1,803,200	1,819,177
6.125%, 06/15/33	4,420,000	4,974,374
Kuwait International Government Bond 3.500%, 03/20/27 (144A)	7,230,000	8,224,125
Mexico Government International Bond 4.125%, 01/21/26 (a)	4,280,000	4,916,650

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Ivory Coast Government International Bonds
Panama Government International Bond 4.500%, 04/01/56	2,700,000	$3,476,250
Peruvian Government International Bond 2.783%, 01/23/31	4,030,000	4,418,935
Qatar Government International Bonds
4.817%, 03/14/49 (144A)	3,800,000	5,184,644
5.103%, 04/23/48 (144A)	8,900,000	12,511,175
Russian Federal Bond - OFZ 7.050%, 01/19/28 (RUB)	1,940,525,000	28,347,010

		159,831,526

Total Foreign Government (Cost $188,152,870)		176,978,894

U.S. Treasury & Government Agencies—3.7%

Agency Sponsored Mortgage-Backed—3.6%
Connecticut Avenue Securities Trust (CMO) 2.248%, 1M LIBOR + 2.100%, 10/25/39 (144A) (b)	6,304,609	6,283,831
Fannie Mae 30 Yr. Pool
4.500%, 04/01/48	267,914	291,860
4.500%, 12/01/48	153,043	168,401
4.500%, 04/01/49	114,186	123,846
4.500%, 09/01/49	424,047	460,080
4.500%, 10/01/49	68,017	73,493
4.500%, 05/01/50	214,946	233,474
7.000%, 05/01/26	820	871
7.000%, 07/01/30	216	222
7.000%, 01/01/31	228	252
7.000%, 07/01/31	1,039	1,140
7.000%, 09/01/31	1,179	1,299
7.000%, 10/01/31	1,345	1,495
7.000%, 11/01/31	15,385	16,696
7.000%, 01/01/32	4,896	5,039
7.500%, 01/01/30	271	316
7.500%, 02/01/30	261	262
7.500%, 06/01/30	46	46
7.500%, 08/01/30	67	69
7.500%, 09/01/30	350	400
7.500%, 10/01/30	16	17
7.500%, 11/01/30	8,319	8,871
7.500%, 02/01/31	861	869
8.000%, 08/01/27	139	142
8.000%, 07/01/30	358	437
8.000%, 09/01/30	336	352
Fannie Mae Connecticut Avenue Securities (CMO)
2.398%, 1M LIBOR + 2.250%, 07/25/30 (b)	5,627,715	5,599,477
3.698%, 1M LIBOR + 3.550%, 07/25/30 (b)	6,050,000	6,034,029
4.398%, 1M LIBOR + 4.250%, 01/25/31 (b)	3,230,000	3,296,509
Fannie Mae Pool 4.500%, 08/01/58	140,423	160,542
Fannie Mae REMICS (CMO)
0.498%, 1M LIBOR + 0.350%, 05/25/34 (b)	62,679	62,816
4.500%, 06/25/29	99,595	104,879

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 7.000%, 03/01/39	68,206	79,789
Freddie Mac 30 Yr. Pool 4.500%, 05/01/50	965,966	1,044,835
Freddie Mac Multifamily Structured Pass-Through Certificates 1.331%, 08/25/42 (b) (l)	70,400,000	1,183,093
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
3.077%, SOFR + 3.000%, 12/25/50 (144A) (b)	8,290,000	8,289,968
3.398%, 1M LIBOR + 3.250%, 07/25/29 (b)	11,276,284	11,543,576
3.598%, 1M LIBOR + 3.450%, 10/25/29 (b)	17,780,000	18,362,942
3.848%, 1M LIBOR + 3.700%, 12/25/30 (144A) (b)	4,580,000	4,602,832
3.898%, 1M LIBOR + 3.750%, 08/25/50 (144A) (b)	5,930,000	6,012,844
4.598%, 1M LIBOR + 4.450%, 03/25/30 (b)	8,840,000	9,082,422
4.648%, 1M LIBOR + 4.500%, 02/25/24 (b)	2,210,000	2,173,857
5.248%, 1M LIBOR + 5.100%, 06/25/50 (144A) (b)	5,830,000	6,056,203
5.298%, 1M LIBOR + 5.150%, 10/25/29 (b)	10,500,000	11,154,180
11.148%, 1M LIBOR + 11.000%, 10/25/48 (144A) (b)	6,500,000	7,377,137
Ginnie Mae I 30 Yr. Pool
5.500%, 01/15/34	27,604	31,848
5.500%, 04/15/34	8,339	9,533
5.500%, 07/15/34	45,852	52,739
5.500%, 10/15/34	39,836	44,874
5.750%, 10/15/38	25,282	28,413
6.000%, 02/15/33	828	990
6.000%, 03/15/33	2,755	3,232
6.000%, 06/15/33	2,114	2,485
6.000%, 07/15/33	3,710	4,296
6.000%, 09/15/33	1,295	1,454
6.000%, 10/15/33	2,168	2,545
6.000%, 08/15/34	12,778	14,376
6.500%, 03/15/29	612	680
6.500%, 02/15/32	440	507
6.500%, 03/15/32	479	556
6.500%, 11/15/32	3,138	3,554
7.000%, 03/15/31	83	85
Ginnie Mae II 30 Yr. Pool
5.500%, 03/20/34	4,534	5,296
6.000%, 05/20/32	6,249	7,119
6.000%, 11/20/33	7,139	8,280
Government National Mortgage Association (CMO)
0.206%, 04/16/52 (b) (l)	7,058,429	29,305
0.243%, 03/16/47 (b) (l)	5,099,372	27,227
0.702%, 07/16/58 (b) (l)	2,918,993	144,288
Government National Mortgage Association
3.000%, 04/20/41	171,017	174,693
3.000%, 10/20/49	964,563	991,726

		111,485,811

U.S. Treasury—0.1%
U.S. Treasury Bond 1.375%, 08/15/50	930,000	868,969
U.S. Treasury Note 0.250%, 10/31/25 (a)	1,540,000	1,533,022

		2,401,991

Total U.S. Treasury & Government Agencies (Cost $118,966,011)		113,887,802

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Convertible Bonds—2.3%

Security Description	Principal Amount*/ Shares	Value

Electric—0.1%
NextEra Energy Partners, Inc. Zero Coupon, 11/15/25 (144A)	1,600,000	$1,596,504

Electronics—0.0%
Vishay Intertechnology, Inc. 2.250%, 06/15/25 (a)	1,180,000	1,229,086

Media—0.6%
DISH Network Corp. 3.375%, 08/15/26	11,750,000	11,200,472
Liberty Interactive LLC
3.750%, 02/15/30	5,220,000	3,999,825
4.000%, 11/15/29	3,000,000	2,295,000

		17,495,297

Oil & Gas—0.3%
PDC Energy, Inc. 1.125%, 09/15/21	11,046,000	10,732,070

Pipelines—0.3%
Cheniere Energy, Inc. 4.250%, 03/15/45	9,884,000	7,722,079

Real Estate Investment Trusts—1.0%
Apollo Commercial Real Estate Finance, Inc. 4.750%, 08/23/22	14,958,000	14,248,877
Blackstone Mortgage Trust, Inc.
4.375%, 05/05/22	16,366,000	16,334,905
4.750%, 03/15/23 (a)	589,000	586,349

		31,170,131

Total Convertible Bonds (Cost $69,082,612)		69,945,167

Convertible Preferred Stocks—0.6%

Banks—0.2%
Wells Fargo & Co., Series L 7.500%, 12/31/49	4,965	7,536,373

Pipelines—0.4%
MPLX L.P. 6.500% (f) (g)	329,615	10,722,316

Total Convertible Preferred Stocks (Cost $16,310,779)		18,258,689

Common Stocks—0.2%

Auto Components—0.0%
Lear Corp. (m)	399	63,453

Media—0.0%
Cengage Learning, Inc. (m)	10,995	85,211
ION Media Networks, Inc. (m)	785	588,750

		673,961

Oil, Gas & Consumable Fuels—0.2%
Ascent CNR Corp. - Class A (m)	1,399,556	27,991
Berry Corp. (a) (m)	170,615	627,863
Oasis Petroleum, Inc. (m)	120,799	4,476,811

		5,132,665

Total Common Stocks (Cost $14,432,396)		5,870,079

Municipals—0.1%
Massachusetts State Development Finance Agency, Board Institute, Revenue Bond 5.375%, 04/01/41	400,000	405,048
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.000%, 12/15/30	750,000	803,985
5.000%, 12/15/31	1,550,000	1,658,934
Virginia Housing Development Authority 6.000%, 06/25/34	423,755	446,659

Total Municipals (Cost $3,306,989)		3,314,626

Escrow Shares—0.0%

Energy Equipment & Services—0.0%
Hercules Offshore, Inc. (f) (g) (m)	10,611	6,956

Forest Products & Paper—0.0%
Sino-Forest Corp. (f) (g) (m)	1,246,000	0
Sino-Forest Corp. (f) (g) (m)	500,000	0

		0

Total Escrow Shares (Cost $450,137)		6,956

Short-Term Investment—1.2%

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $37,081,072; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $37,822,700.	37,081,072	37,081,072

Total Short-Term Investments (Cost $37,081,072)		37,081,072

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (n)—6.7%

Security Description	Principal Amount*	Value

Certificates of Deposit—2.6%
Banco del Estado de Chile 0.250%, 01/12/21	3,000,000	$3,000,066
Bank of Montreal (Chicago)
0.220%, 3M LIBOR - 0.010%, 06/09/21 (b)	2,000,000	1,999,644
0.281%, 3M LIBOR + 0.060%, 08/10/21 (b)	3,000,000	3,000,333
Bank of Nova Scotia
0.282%, 3M LIBOR + 0.050%, 11/08/21 (b)	4,000,000	4,000,412
BNP Paribas S.A. New York
0.264%, 1M LIBOR + 0.110%, 02/12/21 (b)	1,000,000	1,000,075
0.268%, 1M LIBOR + 0.120%, 02/11/21 (b)	1,000,000	1,000,083
Credit Industriel et Commercial
0.250%, 06/11/21	7,000,000	6,999,055
0.260%, FEDEFF PRV + 0.170%, 02/12/21 (b)	2,000,000	2,000,084
Goldman Sachs Bank USA
0.291%, SOFR + 0.200%, 02/22/21 (b)	3,000,000	2,998,896
0.301%, SOFR + 0.210%, 02/22/21 (b)	3,000,000	2,998,896
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/25/21	4,995,598	4,999,450
Mizuho Bank, Ltd. 0.250%, 03/22/21	3,000,000	3,000,066
MUFG Bank Ltd. Zero Coupon, 02/22/21	1,998,695	1,999,380
Nordea Bank New York 0.313%, 3M LIBOR + 0.100%, 05/21/21 (b)	2,000,000	2,000,536
Royal Bank of Canada New York
0.270%, FEDEFF PRV + 0.180%, 02/12/21 (b)	5,000,000	5,000,595
0.274%, 3M LIBOR + 0.040%, 10/05/21 (b)	3,000,000	2,999,610
Skandinaviska Enskilda Banken AB
0.210%, 03/15/21	2,000,000	1,999,876
0.250%, 05/17/21	2,000,000	1,999,848
Standard Chartered Bank 0.311%, 3M LIBOR + 0.060%, 06/21/21 (b)	5,000,000	5,000,000
Sumitomo Mitsui Banking Corp.
0.252%, 3M LIBOR + 0.030%, 02/17/21 (b)	1,000,000	999,991
0.270%, 05/04/21	8,000,000	8,000,000
Sumitomo Mitsui Trust Bank London Zero Coupon, 05/13/21	4,992,470	4,995,000
Svenska Handelsbanken AB 0.249%, 3M LIBOR + 0.020%, 09/17/21 (b)	2,000,000	1,999,590
Toronto-Dominion Bank
0.284%, 3M LIBOR + 0.070%, 02/16/21 (b)	2,000,000	2,000,100
0.300%, 3M LIBOR + 0.070%, 10/08/21 (b)	5,000,000	5,000,100

		80,991,686

Commercial Paper—0.5%
Antalis S.A. 0.210%, 01/04/21	1,998,962	1,999,962
Bedford Row Funding Corp. 0.302%, 3M LIBOR + 0.080%, 10/21/21 (b)	1,000,000	1,000,017
Societe Generale 0.280%, 06/07/21	4,992,728	4,994,715
UBS AG 0.415%, 1M LIBOR + 0.270%, 02/26/21 (b)	2,000,000	2,000,386

Commercial Paper—(Continued)
Versailles Commercial Paper LLC 0.230%, 03/31/21	3,995,477	3,996,584

		13,991,664

Repurchase Agreements—3.0%
Barclays Bank plc
Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $24,565,222; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $27,280,117.	24,564,540	24,564,540
Repurchase Agreement dated 12/31/20 at 0.460%, due on 02/01/21 with a maturity value of $2,000,818; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $2,222,652.	2,000,000	2,000,000
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.060%, due on 01/04/21 with a maturity value of $4,618,529; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 02/15/21 - 02/15/30, and an aggregate market value of $4,710,869.	4,618,498	4,618,498
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/20 at 0.430%, due on 02/04/21 with a maturity value of $14,005,853; collateralized by various Common Stock with an aggregate market value of $15,400,000.	14,000,000	14,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $5,300,071; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $5,406,002.	5,300,000	5,300,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $3,000,067; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $3,060,001.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $1,600,059; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $1,777,845.	1,600,000	1,600,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $2,700,030; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $2,755,110.	2,700,000	2,700,000

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (n)—(Continued)

Security Description	Principal Amount*/ Shares	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $9,787,216; collateralized by various Common Stock with an aggregate market value of $10,874,558.	9,786,988	$9,786,988
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $3,500,078; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $3,882,887.	3,500,000	3,500,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $400,019; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $443,759.	400,000	400,000
Societe Generale
Repurchase Agreement dated 12/31/20 at 0.180%, due on 01/04/21 with a maturity value of $14,000,280; collateralized by various Common Stock with an aggregate market value of $15,558,197.	14,000,000	14,000,000
Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $1,600,036; collateralized by various Common Stock with an aggregate market value of $1,778,080.	1,600,000	1,600,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $3,800,160; collateralized by various Common Stock with an aggregate market value of $4,222,939.	3,800,000	3,800,000

		90,870,026

Mutual Funds—0.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.000% (o)	20,000,000	20,000,000

Total Securities Lending Reinvestments (Cost $205,855,033)		205,853,376

Total Purchased Options—0.1% (p) (Cost $5,595,347)		4,062,817
Total Investments—104.8% (Cost $3,096,623,440)		3,214,053,560
Unfunded Loan Commitments—(0.0)% (Cost $(1,346,061))		(1,346,061)
Net Investments—104.8% (Cost $3,095,277,379)		3,212,707,499
Other assets and liabilities (net)—(4.8)%		(146,361,558)

Net Assets—100.0%		$3,066,345,941

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2020, the market value of restricted securities was $13,638,210, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $224,760,448 and the collateral received consisted of cash in the amount of $205,843,955 and non-cash collateral with a value of $27,324,683. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 0.6% of net assets.
(h)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(i)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(j)	This loan will settle after December 31, 2020, at which time the interest rate will be determined.
(k)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(l)	Interest only security.
(m)	Non-income producing security.
(n)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(o)	The rate shown represents the annualized seven-day yield as of December 31, 2020.
(p)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $1,294,479,149, which is 42.2% of net assets.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Countrywide Home Loan Reperforming Loan REMIC Trust, 5.964%, 03/25/35	01/08/15	$3,706,818	$539,805	$597,489
DBUBS Mortgage Trust, 3.750%, 08/10/44	05/19/14	5,180,000	3,004,400	1,843,044
Liberty Mutual Insurance Co., 7.697%, 10/15/97	06/08/11-05/30/12	2,600,000	2,522,491	4,172,035
Midwest Vanadium Pty, Ltd., 13.250%, 02/15/18	05/24/11	932,290	961,424	0
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/01/22	10/06/17-11/21/19	8,475,000	7,156,393	57,206
The Vanguard Group, Inc. 3.050%, 08/28/50	07/30/20	7,460,000	7,460,000	6,968,436

				$13,638,210

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	6,290,000	BNP	01/19/21	USD	4,508,971	$341,156
AUD	4,180,000	JPMC	01/19/21	USD	2,964,222	258,915
AUD	6,180,000	JPMC	01/19/21	USD	4,658,422	106,886
AUD	8,320,000	JPMC	01/19/21	USD	5,838,859	576,571
CAD	5,289,317	BNP	01/19/21	USD	3,979,263	176,369
CAD	2,700,000	CBNA	01/19/21	USD	2,034,180	87,116
CAD	5,280,000	CBNA	01/19/21	USD	4,092,931	55,381
CAD	5,440,000	CBNA	01/19/21	USD	4,153,097	120,923
CAD	5,540,000	CBNA	01/19/21	USD	4,189,381	163,204
CAD	27,645,224	CBNA	01/19/21	USD	20,802,021	917,872
CAD	34,816,938	CBNA	01/19/21	USD	26,908,731	445,728
CAD	10,850,000	JPMC	01/19/21	USD	8,445,274	79,194
CAD	10,600,000	MSCS	01/19/21	USD	8,227,177	100,874
CAD	10,620,000	MSCS	01/19/21	USD	8,262,353	81,412
EUR	8,420,000	BNP	01/19/21	USD	10,274,608	15,411
EUR	800,000	CBNA	01/19/21	USD	936,145	41,529
EUR	1,200,000	CBNA	01/19/21	USD	1,415,676	50,835
EUR	6,150,000	CBNA	01/19/21	USD	7,194,172	321,697
EUR	6,330,000	CBNA	01/19/21	USD	7,451,803	284,043
EUR	8,570,000	CBNA	01/19/21	USD	10,095,940	377,393
EUR	8,750,000	CBNA	01/19/21	USD	10,366,794	326,516
EUR	2,090,000	GSBU	01/19/21	USD	2,438,514	115,660
EUR	4,110,000	GSBU	01/19/21	USD	4,867,789	155,011
EUR	8,280,000	GSBU	01/19/21	USD	10,132,857	(13,931)
EUR	28,577,513	GSBU	01/19/21	USD	33,855,122	1,069,242
GBP	500,000	CBNA	01/19/21	USD	648,037	35,800
GBP	650,000	CBNA	01/19/21	USD	845,328	43,661
GBP	2,500,000	CBNA	01/19/21	USD	3,222,232	196,955
JPY	643,100,000	GSBU	01/19/21	USD	6,161,012	68,373
JPY	1,287,020,000	GSBU	01/19/21	USD	12,209,565	257,148
JPY	2,129,206,535	GSBU	01/19/21	USD	20,209,158	415,392
MXN	31,000,000	BNP	01/19/21	USD	1,537,127	18,163
MXN	333,890,020	BNP	01/19/21	USD	14,675,968	2,075,502
MXN	370,610,000	CBNA	01/19/21	USD	18,379,362	214,372
MXN	30,000,000	GSBU	01/19/21	USD	1,499,505	5,613
MXN	457,620,000	GSBU	01/19/21	USD	22,702,896	256,184
MXN	159,310,000	JPMC	01/19/21	USD	7,843,981	148,701
MXN	6,603,030	GSBU	01/27/21	USD	313,125	17,863
NOK	139,260,000	JPMC	01/19/21	USD	14,743,295	1,498,431
RUB	305,510,000	GSBU	01/19/21	USD	3,843,763	284,262
RUB	498,240,000	GSBU	01/19/21	USD	6,324,207	407,970
RUB	619,320,000	GSBU	01/19/21	USD	8,232,020	136,180
RUB	984,701,640	GSBU	01/19/21	USD	12,512,887	792,319
RUB	2,274,597,090	GSBU	01/19/21	USD	28,430,687	2,303,478
RUB	343,453,200	JPMC	01/29/21	USD	4,325,607	310,524

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	4,140,000	CBNA	01/19/21	USD	3,103,915	$(88,378)
AUD	7,394,966	JPMC	01/19/21	USD	5,314,060	(388,091)
BRL	64,546,792	CBNA	01/19/21	USD	11,383,312	(1,043,488)
BRL	16,150,000	CBNA	01/19/21	USD	3,160,006	50,745
CAD	7,960,000	CBNA	01/19/21	USD	6,228,653	(25,243)
CAD	6,000,000	CBNA	01/19/21	USD	4,628,565	(85,426)
CAD	5,630,000	CBNA	01/19/21	USD	4,318,869	(104,426)
CAD	5,600,000	CBNA	01/19/21	USD	4,349,162	(50,564)
CAD	5,504,000	CBNA	01/19/21	USD	4,188,880	(135,421)
CAD	5,620,000	GSBU	01/19/21	USD	4,337,313	(78,126)
CAD	2,700,000	GSBU	01/19/21	USD	2,086,105	(35,191)
CAD	13,380,000	JPMC	01/19/21	USD	10,322,035	(190,166)
CAD	5,450,000	JPMC	01/19/21	USD	4,193,075	(88,800)
CAD	3,359,253	JPMC	01/19/21	USD	2,533,517	(105,732)
EUR	13,970,000	BNP	01/19/21	USD	16,505,727	(566,906)
EUR	4,170,000	BNP	01/19/21	USD	4,963,605	(132,521)
EUR	4,110,000	BNP	01/19/21	USD	4,888,062	(134,738)
EUR	9,530,000	CBNA	01/19/21	USD	11,246,982	(399,560)
EUR	6,320,000	CBNA	01/19/21	USD	7,406,633	(316,992)
EUR	3,910,000	CBNA	01/19/21	USD	4,631,424	(146,958)
EUR	2,500,000	CBNA	01/19/21	USD	3,058,475	3,244
EUR	1,600,000	CBNA	01/19/21	USD	1,888,877	(66,471)
EUR	13,560,000	GSBU	01/19/21	USD	16,027,378	(544,197)
EUR	9,855,300	GSBU	01/19/21	USD	11,503,155	(540,933)
EUR	4,170,000	GSBU	01/19/21	USD	5,005,551	(90,574)
EUR	4,162,788	GSBU	01/19/21	USD	4,909,267	(178,045)
EUR	2,080,000	GSBU	01/19/21	USD	2,509,888	(32,064)
EUR	2,080,000	JPMC	01/19/21	USD	2,514,298	(27,655)
GBP	14,562,644	GSBU	01/19/21	USD	18,839,584	(1,077,380)
IDR	418,989,154,172	JPMC	01/19/21	USD	28,190,080	(1,592,509)
INR	2,000	JPMC	01/19/21	USD	27	—
JPY	448,210,000	CBNA	01/19/21	USD	4,319,684	(21,900)
JPY	433,670,000	CBNA	01/19/21	USD	4,187,948	(12,794)
JPY	656,780,000	GSBU	01/19/21	USD	6,311,897	(50,000)
JPY	503,640,000	GSBU	01/19/21	USD	4,816,341	(62,165)
JPY	437,200,000	GSBU	01/19/21	USD	4,219,609	(15,327)
JPY	428,810,000	GSBU	01/19/21	USD	4,138,805	(14,861)
MXN	94,430,000	BNP	01/19/21	USD	4,229,977	(507,635)
MXN	94,200,000	BNP	01/19/21	USD	4,263,503	(462,569)
MXN	90,390,000	BNP	01/19/21	USD	4,040,736	(494,186)
MXN	31,620,000	BNP	01/19/21	USD	1,559,528	(26,867)
MXN	144,260,000	CBNA	01/19/21	USD	7,264,615	27,001
MXN	85,560,000	CBNA	01/19/21	USD	4,257,304	(35,295)
MXN	285,797,600	MSCS	01/19/21	USD	13,878,049	(460,594)
MXN	6,603,030	GSBU	01/27/21	USD	312,200	(18,788)
NOK	20,320,000	BNP	01/19/21	USD	2,305,613	(64,284)
NOK	37,580,000	JPMC	01/19/21	USD	4,181,721	(201,189)
NOK	18,900,000	JPMC	01/19/21	USD	2,100,920	(103,365)
NOK	19,690,000	MSCS	01/19/21	USD	2,147,477	(148,944)
NZD	7,880,000	MSCS	01/19/21	USD	5,554,518	(115,657)
RUB	416,840,000	GSBU	01/19/21	USD	5,473,933	(158,374)
RUB	323,450,000	GSBU	01/19/21	USD	4,224,846	(145,583)
RUB	58,314,340	GSBU	01/19/21	USD	768,623	(19,316)
RUB	343,453,200	JPMC	01/29/21	USD	4,328,736	(307,395)
SAR	119,470,000	JPMC	04/15/21	USD	31,834,048	(19,337)
ZAR	198,594	GSBU	01/19/21	USD	11,452	(2,034)

Net Unrealized Appreciation						$4,087,874

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/21	199	AUD	29,298,786	$(9,136)
U.S. Treasury Note 10 Year Futures	03/22/21	1,752	USD	241,912,875	383,250
U.S. Treasury Note 2 Year Futures	03/31/21	2,883	USD	637,075,428	157,660
U.S. Treasury Ultra Long Bond Futures	03/22/21	1,615	USD	344,903,438	2,472,969
U.S. Treasury Note Ultra 10 Year Futures	03/22/21	97	USD	15,166,859	34,859

Futures Contracts—Short
90 Day EuroDollar Futures	03/15/21	(1,727)	USD	(431,016,025)	(21,588)
Euro-Bund Futures	03/08/21	(426)	EUR	(75,674,640)	(46,838)
Euro-Buxl 30 Year Bond Futures	03/08/21	(26)	EUR	(5,856,240)	(8,258)
U.S. Treasury Long Bond Futures	03/22/21	(692)	USD	(119,845,750)	(367,625)
U.S. Treasury Note 5 Year Futures	03/31/21	(670)	USD	(84,529,922)	(109,922)

Net Unrealized Appreciation					$2,485,371

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/MXN Put	MXN	21.300	GSBU	01/25/21	22,300,000	USD	22,300,000	$676,426	$52,450	$(623,976)
USD Put/RUB Call	RUB	77.000	JPMC	01/28/21	39,070,000	USD	39,070,000	738,033	1,698,295	960,262

Totals								$1,414,459	$1,750,745	$336,286

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Call - U.S. Treasury Bond Futures	USD	173.000	01/22/21	208	USD	208,000	$375,844	$338,000	$(37,844)
Put - S&P 500 Index E-Mini Futures	USD	3,200.000	01/15/21	174	USD	8,700	296,165	26,099	(270,066)
Put - S&P 500 Index E-Mini Futures	USD	2,900.000	01/15/21	87	USD	4,350	295,983	5,873	(290,110)
Put - S&P 500 Index E-Mini Futures	USD	3,300.000	02/19/21	488	USD	24,400	1,384,162	524,600	(859,562)
Put - S&P 500 Index E-Mini Futures	USD	3,400.000	03/19/21	540	USD	27,000	1,828,734	1,417,500	(411,234)

Totals							$4,180,888	$2,312,072	$(1,868,816)

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/MXN Put	MXN	22.450	GSBU	01/25/21	(44,600,000)	USD	(44,600,000)	$(669,290)	$(19,490)	$649,800
USD Put/EUR Call	USD	1.208	GSBU	01/07/21	(33,550,000)	USD	(33,550,000)	(154,497)	(444,168)	(289,671)
USD Put/RUB Call	RUB	75.100	JPMC	01/28/21	(78,140,000)	USD	(78,140,000)	(822,033)	(1,900,287)	(1,078,254)

Totals								$(1,645,820)	$(2,363,945)	$(718,125)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Call - U.S. Treasury Bond Futures	USD	175.000	01/22/21	(208)	USD	(208,000)	$(207,859)	$(152,750)	$55,109
Put - S&P 500 Index E-Mini Futures	USD	3,000.000	02/19/21	(378)	USD	(18,900)	(478,581)	(160,650)	317,931
Put - S&P 500 Index E-Mini Futures	USD	3,100.000	03/19/21	(332)	USD	(16,600)	(602,003)	(394,250)	207,753

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Written Options—(Continued)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - U.S. Treasury Bond Futures	USD	167.000	01/22/21	(208)	USD	(208,000)	$(95,406)	$(22,750)	$72,656

Totals							$(1,383,849)	$(730,400)	$653,449

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation
Pay	1-Day CDI	Maturity	6.870%	Maturity	01/04/27	JPMC	BRL	137,560,000	$1,491,120	$—	$1,491,120
Pay	1-Day CDI	Maturity	7.024%	Maturity	01/04/27	CGM	BRL	42,156,000	521,307	21,852	499,455
Pay	1-Day CDI	Maturity	7.024%	Maturity	01/04/27	CGM	BRL	39,600,000	489,699	17,748	471,951
Pay	1-Day CDI	Maturity	7.024%	Maturity	01/04/27	CGM	BRL	33,300,000	411,793	—	411,793
Pay	1-Day CDI	Maturity	7.044%	Maturity	01/04/27	JPMC	BRL	27,400,000	343,524	—	343,524

Totals									$3,257,443	$39,600	$3,217,843

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	28-Day TIIE	Monthly	7.440%	Monthly	07/20/29	MXN	1,162,650,000	$9,206,853	$514,587	$8,692,266
Pay	28-Day TIIE	Monthly	7.450%	Monthly	07/18/29	MXN	1,118,490,000	8,896,048	408,680	8,487,368
Pay	3M LIBOR	Quarterly	0.380%	Semi-Annually	08/31/24	USD	164,502,000	516,010	84,703	431,307
Pay	3M LIBOR	Quarterly	0.840%	Semi-Annually	11/27/25	USD	151,622,000	8,931	(65,479)	74,410
Receive	12M LIBOR	Annually	0.560%	Annually	07/20/45	USD	62,940,000	7,793,507	162,311	7,631,196
Receive	3M LIBOR	Semi-Annually	1.000%	Quarterly	02/15/47	USD	18,981,000	1,711,181	227,161	1,484,020
Receive	SOFR	Annually	0.740%	Annually	08/19/45	USD	8,460,000	711,612	—	711,612

Totals								$28,844,142	$1,331,963	$27,512,179

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(b)	Notional Amount(c)		Market Value	Upfront Premiums Received	Unrealized Depreciation
CDX.NA.HY.35.V1	(5.000%)	Quarterly	12/20/25	2.935%	USD	7,625,000	$(710,078)	$(297,549)	$(412,529)

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020(b)	Notional Amount (c)		Market Value	Upfront Premium Received	Unrealized Depreciation
Daimler AG 1.400%, due 01/12/24	(1.000%)	Quarterly	12/20/24	MSCS	0.463%	EUR	11,300,000	$(298,445)	$(212,584)	$(85,861)

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2020 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid	Unrealized Appreciation
Volkswagen International Finance NV 0.500%, due 03/30/21	1.000%	Quarterly	12/20/24	MSCS	0.635%	EUR	11,300,000	$201,740	$111,426	$90,314

Securities in the amount of $2,882,146 have been received at the custodian bank as collateral for forward foreign currency exchange contracts, option contracts and OTC swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(GSBU)—	Goldman Sachs Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(SAR)—	Saudi Arabian Riyal
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(COFI)—	11th District Cost of Fund Index
(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(SOFR)—	Secured Overnight Financing Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate

Other Abbreviations

(CMO)—	Collateralized Mortgage Obligation
(CLO)—	Collateralized Loan Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Aerospace/Defense	$—	$30,026,242	$—	$30,026,242
Agriculture	—	5,356,526	—	5,356,526
Airlines	—	27,775,586	—	27,775,586
Auto Manufacturers	—	41,921,346	—	41,921,346
Banks	—	160,394,472	—	160,394,472
Beverages	—	5,944,714	—	5,944,714
Building Materials	—	11,705,774	—	11,705,774
Chemicals	—	1,640,100	—	1,640,100
Commercial Services	—	60,949,229	—	60,949,229
Distribution/Wholesale	—	26,948,399	—	26,948,399
Diversified Financial Services	—	39,669,910	—	39,669,910
Electric	—	41,586,678	—	41,586,678
Electronics	—	2,249,363	—	2,249,363
Energy-Alternate Sources	—	1,221,738	—	1,221,738
Entertainment	—	40,849,227	—	40,849,227
Environmental Control	—	18,413,908	—	18,413,908
Food	—	10,777,310	—	10,777,310
Forest Products & Paper	—	7,632,492	—	7,632,492
Healthcare-Services	—	72,857,985	—	72,857,985
Home Builders	—	9,559,084	—	9,559,084
Housewares	—	5,295,083	—	5,295,083
Insurance	—	27,536,507	—	27,536,507
Internet	—	32,299,692	—	32,299,692
Investment Companies	—	—	6,968,436	6,968,436
Iron/Steel	—	8,387,312	—	8,387,312
Leisure Time	—	39,227,537	—	39,227,537
Lodging	—	33,781,708	—	33,781,708
Media	—	67,689,481	—	67,689,481
Metal Fabricate/Hardware	—	1,236,825	—	1,236,825
Mining	—	71,816,901	0	71,816,901
Miscellaneous Manufacturing	—	22,306,761	—	22,306,761
Office/Business Equipment	—	1,641,717	—	1,641,717
Oil & Gas	—	169,972,329	—	169,972,329
Packaging & Containers	—	21,142,868	—	21,142,868
Pharmaceuticals	—	61,943,227	—	61,943,227
Pipelines	—	114,634,144	—	114,634,144
Real Estate	—	12,013,260	—	12,013,260
Real Estate Investment Trusts	—	25,599,902	—	25,599,902
Retail	—	46,564,668	—	46,564,668
Semiconductors	—	11,402,333	—	11,402,333
Software	—	14,101,715	—	14,101,715
Telecommunications	—	76,167,627	—	76,167,627
Transportation	—	11,248,686	—	11,248,686
Trucking & Leasing	—	10,377,750	—	10,377,750
Total Corporate Bonds & Notes	—	1,503,868,116	6,968,436	1,510,836,552

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2020

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Floating Rate Loans (Less Unfunded Loan Commitments of $1,346,061)*	$—	$613,106,282	$—	$613,106,282
Total Mortgage-Backed Securities*	—	231,099,640	—	231,099,640
Total Asset-Backed Securities*	—	222,405,547	—	222,405,547
Total Foreign Government*	—	176,978,894	—	176,978,894
Total U.S. Treasury & Government Agencies*	—	113,887,802	—	113,887,802
Total Convertible Bonds*	—	69,945,167	—	69,945,167
Convertible Preferred Stocks
Banks	7,536,373	—	—	7,536,373
Pipelines	—	—	10,722,316	10,722,316
Total Convertible Preferred Stocks	7,536,373	—	10,722,316	18,258,689
Common Stocks
Auto Components	63,453	—	—	63,453
Media	—	673,961	—	673,961
Oil, Gas & Consumable Fuels	5,104,674	27,991	—	5,132,665
Total Common Stocks	5,168,127	701,952	—	5,870,079
Total Municipals*	—	3,314,626	—	3,314,626
Total Escrow Shares*	—	—	6,956	6,956
Total Short-Term Investment*	—	37,081,072	—	37,081,072
Securities Lending Reinvestments
Certificates of Deposit	—	80,991,686	—	80,991,686
Commercial Paper	—	13,991,664	—	13,991,664
Repurchase Agreements	—	90,870,026	—	90,870,026
Mutual Funds	20,000,000	—	—	20,000,000
Total Securities Lending Reinvestments	20,000,000	185,853,376	—	205,853,376
Purchased Options
Foreign Currency Options at Value	—	1,750,745	—	1,750,745
Options on Exchange-Traded Futures Contracts at Value	2,312,072	—	—	2,312,072
Total Purchased Options	$2,312,072	$1,750,745	$—	$4,062,817
Total Net Investments	$35,016,572	$3,159,993,219	$17,697,708	$3,212,707,499

Collateral for Securities Loaned (Liability)	$—	$(205,843,955)	$—	$(205,843,955)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$15,836,819	$—	$15,836,819
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(11,748,945)	—	(11,748,945)
Total Forward Contracts	$—	$4,087,874	$—	$4,087,874
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,048,738	$—	$—	$3,048,738
Futures Contracts (Unrealized Depreciation)	(563,367)	—	—	(563,367)
Total Futures Contracts	$2,485,371	$—	$—	$2,485,371
Written Options
Foreign Currency Options at Value	$—	$(2,363,945)	$—	$(2,363,945)
Options on Exchange-Traded Futures Contracts at Value	(730,400)	—	—	(730,400)
Total Written Options	$(730,400)	$(2,363,945)	$—	$(3,094,345)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$27,512,179	$—	$27,512,179
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(412,529)	—	(412,529)
Total Centrally Cleared Swap Contracts	$—	$27,099,650	$—	$27,099,650
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,459,183	$—	$3,459,183
OTC Swap Contracts at Value (Liabilities)	—	(298,445)	—	(298,445)
Total OTC Swap Contracts	$—	$3,160,738	$—	$3,160,738

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b) (c)	$3,212,707,499
Cash	3,553,001
Cash denominated in foreign currencies (d)	14,565,376
Cash collateral (e)	27,066,452
OTC swap contracts at market value (f)	3,459,183
Unrealized appreciation on forward foreign currency exchange contracts	15,836,819
Receivable for:
Investments sold	3,165,326
Fund shares sold	2,360,823
Principal paydowns	12,882
Dividend and interest	28,427,969
Variation margin on futures contracts	5,732,706
Prepaid expenses	8,938
Other assets	4,288

Total Assets	3,316,901,262
Liabilities
Written options at value (g)	3,094,345
OTC swap contracts at market value (h)	298,445
Cash collateral for OTC swap contracts	420,000
Unrealized depreciation on forward foreign currency exchange contracts	11,748,945
Collateral for securities loaned	205,843,955
Payables for:
Investments purchased	24,525,392
Fund shares redeemed	1,016,320
Foreign taxes	383,656
Variation margin on centrally cleared swap contracts	477,884
Premium on purchased options	614,037
Accrued Expenses:
Management fees	1,314,623
Distribution and service fees	210,997
Deferred trustees’ fees	309,387
Other expenses	297,335

Total Liabilities	250,555,321

Net Assets	$3,066,345,941

Net Assets Consist of:
Paid in surplus	$2,948,821,287
Distributable earnings (Accumulated losses) (i)	117,524,654

Net Assets	$3,066,345,941

Net Assets
Class A	$1,971,458,018
Class B	879,767,554
Class E	215,120,369
Capital Shares Outstanding*
Class A	142,186,774
Class B	64,054,447
Class E	15,604,276
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.87
Class B	13.73
Class E	13.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,095,277,379.
(b)	Includes securities loaned at value of $224,760,448.
(c)	Investments at value is net of unfunded loan commitments of $1,346,061.
(d)	Identified cost of cash denominated in foreign currencies was $13,973,224.
(e)	Includes collateral of $15,233,626 for futures contracts, $90,000 for OTC swap contracts and $11,742,826 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $151,026.
(g)	Premiums received on written options were $3,029,669.
(h)	Net premium received on OTC swap contracts was $212,584.
(i)	Includes foreign capital gains tax of $383,656.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends	$634,559
Interest (a)	165,339,519
Securities lending income	970,364

Total investment income	166,944,442
Expenses
Management fees	16,559,553
Administration fees	120,311
Custodian and accounting fees	414,578
Distribution and service fees—Class B	2,053,059
Distribution and service fees—Class E	311,636
Audit and tax services	102,631
Legal	46,841
Trustees’ fees and expenses	54,229
Shareholder reporting	268,377
Insurance	22,268
Miscellaneous	25,660

Total expenses	19,979,143
Less management fee waiver	(1,589,939)

Net expenses	18,389,204

Net Investment Income	148,555,238

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(22,454,491)
Purchased options	(6,628,331)
Futures contracts	46,811,833
Written options	(929,486)
Swap contracts	(33,680,947)
Foreign currency transactions	(2,215,004)
Forward foreign currency transactions	(27,154,685)

Net realized loss	(46,251,111)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	40,329,881
Purchased options	(258,474)
Futures contracts	13,559,131
Written options	(1,229,399)
Swap contracts	28,672,175
Foreign currency transactions	631,184
Forward foreign currency transactions	3,139,038

Net change in unrealized appreciation	84,843,536

Net realized and unrealized gain	38,592,425

Net Increase in Net Assets From Operations	$187,147,663

(a)	Net of foreign withholding taxes of $307,060.
(b)	Includes change in foreign capital gains tax of $(383,656).

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$148,555,238	$161,432,174
Net realized gain (loss)	(46,251,111)	42,636,666
Net change in unrealized appreciation	84,843,536	210,575,953

Increase in net assets from operations	187,147,663	414,644,793

From Distributions to Shareholders
Class A	(112,485,248)	(99,173,098)
Class B	(46,755,602)	(38,876,114)
Class E	(12,070,086)	(10,890,642)

Total distributions	(171,310,936)	(148,939,854)

Decrease in net assets from capital share transactions	(33,604,265)	(219,069,212)

Total increase (decrease) in net assets	(17,767,538)	46,635,727

Net Assets
Beginning of period	3,084,113,479	3,037,477,752

End of period	$3,066,345,941	$3,084,113,479

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	3,031,693	$40,088,952	2,098,165	$28,116,991
Reinvestments	8,906,195	112,485,248	7,599,471	99,173,098
Redemptions	(15,127,747)	(199,563,774)	(22,567,603)	(301,177,917)

Net decrease	(3,189,859)	$(46,989,574)	(12,869,967)	$(173,887,828)

Class B
Sales	6,382,459	$83,908,310	4,818,919	$64,085,858
Reinvestments	3,731,493	46,755,602	3,002,016	38,876,114
Redemptions	(8,307,317)	(107,551,658)	(9,418,892)	(124,641,817)

Net increase (decrease)	1,806,635	$23,112,254	(1,597,957)	$(21,679,845)

Class E
Sales	821,778	$10,860,288	541,500	$7,235,187
Reinvestments	960,230	12,070,086	838,386	10,890,642
Redemptions	(2,503,835)	(32,657,319)	(3,134,391)	(41,627,368)

Net decrease	(721,827)	$(9,726,945)	(1,754,505)	$(23,501,539)

Decrease derived from capital shares transactions		$(33,604,265)		$(219,069,212)

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.81	$12.68	$13.93	$13.40	$12.53

Income (Loss) from Investment Operations
Net investment income (a)	0.68	0.71	0.71	0.67	0.62	(b)
Net realized and unrealized gain (loss)	0.20	1.09	(1.23)	0.41	0.45

Total income (loss) from investment operations	0.88	1.80	(0.52)	1.08	1.07

Less Distributions
Distributions from net investment income	(0.82)	(0.67)	(0.73)	(0.55)	(0.20)

Total distributions	(0.82)	(0.67)	(0.73)	(0.55)	(0.20)

Net Asset Value, End of Period	$13.87	$13.81	$12.68	$13.93	$13.40

Total Return (%) (c)	6.92	14.49	(3.80)	8.23	8.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.60	0.59	0.60
Net ratio of expenses to average net assets (%) (d)	0.55	0.54	0.54	0.54	0.54
Ratio of net investment income to average net assets (%)	5.17	5.32	5.33	4.88	4.74	(b)
Portfolio turnover rate (%)	66 (e)	58 (e)	90 (e)	139 (e)	86	(e)
Net assets, end of period (in millions)	$1,971.5	$2,007.9	$2,006.8	$2,305.0	$2,239.2

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.69	$12.57	$13.81	$13.29	$12.46

Income (Loss) from Investment Operations
Net investment income (a)	0.64	0.67	0.67	0.63	0.58	(b)
Net realized and unrealized gain (loss)	0.18	1.08	(1.22)	0.41	0.45

Total income (loss) from investment operations	0.82	1.75	(0.55)	1.04	1.03

Less Distributions
Distributions from net investment income	(0.78)	(0.63)	(0.69)	(0.52)	(0.20)

Total distributions	(0.78)	(0.63)	(0.69)	(0.52)	(0.20)

Net Asset Value, End of Period	$13.73	$13.69	$12.57	$13.81	$13.29

Total Return (%) (c)	6.61	14.23	(4.02)	7.93	8.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (d)	0.80	0.79	0.79	0.79	0.79
Ratio of net investment income to average net assets (%)	4.92	5.07	5.08	4.63	4.43	(b)
Portfolio turnover rate (%)	66 (e)	58 (e)	90 (e)	139 (e)	86	(e)
Net assets, end of period (in millions)	$879.8	$852.0	$802.6	$919.1	$911.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.73	$12.61	$13.85	$13.33	$12.48

Income (Loss) from Investment Operations
Net investment income (a)	0.66	0.69	0.68	0.65	0.59	(b)
Net realized and unrealized gain (loss)	0.19	1.08	(1.21)	0.40	0.46

Total income (loss) from investment operations	0.85	1.77	(0.53)	1.05	1.05

Less Distributions
Distributions from net investment income	(0.79)	(0.65)	(0.71)	(0.53)	(0.20)

Total distributions	(0.79)	(0.65)	(0.71)	(0.53)	(0.20)

Net Asset Value, End of Period	$13.79	$13.73	$12.61	$13.85	$13.33

Total Return (%) (c)	6.77	14.30	(3.92)	7.98	8.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (d)	0.70	0.69	0.69	0.69	0.69
Ratio of net investment income to average net assets (%)	5.03	5.17	5.18	4.73	4.52	(b)
Portfolio turnover rate (%)	66 (e)	58 (e)	90 (e)	139 (e)	86	(e)
Net assets, end of period (in millions)	$215.1	$224.2	$228.0	$269.8	$289.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 63%, 52%, 56%, 79%, and 71% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.
Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-33

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTII-34

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2020, the Portfolio had open unfunded loan commitments of $1,346,061. At December 31, 2020, the Portfolio had sufficient cash and/or securities to cover these commitments.

BHFTII-35

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

BHFTII-36

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $37,081,072. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $90,870,026. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-37

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(179,560)	$—	$—	$—	$(179,560)
Convertible Bonds	(1,267,023)	—	—	—	(1,267,023)
Corporate Bonds & Notes	(201,031,654)	—	—	—	(201,031,654)
Foreign Government	(3,365,718)	—	—	—	(3,365,718)
Total Borrowings	$(205,843,955)	$—	$—	$—	$(205,843,955)
Gross amount of recognized liabilities for securities lending transactions					$(205,843,955)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

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The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

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Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less

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expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2020, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$338,000
	OTC swap contracts at market value	3,257,443
	Unrealized appreciation on centrally cleared swap contracts (a) (d)	27,512,179
	Unrealized appreciation on futures contracts (a) (c)	3,048,738	Unrealized depreciation on futures contracts (a) (c)	$563,367
			Written options at value (a)	175,500
Credit	OTC swap contracts at market value	201,740	OTC swap contracts at market value	298,445
			Unrealized depreciation on centrally cleared swap contracts (a) (d)	412,529
Equity	Investments at market value (a) (b)	1,974,072
			Written options at value (a)	554,900

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	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (b)	$1,750,745
	Unrealized appreciation on forward foreign currency exchange contracts	15,836,819	Unrealized depreciation on forward foreign currency exchange contracts	$11,748,945
			Written options at value	2,363,945

Total		$53,919,736		$16,117,631

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2020.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$2,626,601	$(2,389,706)	$—	$236,895
Citibank N.A.	3,764,015	(2,532,916)	—	1,231,099
Citigroup Global Markets, Inc.	1,422,799	—	(420,000)	1,002,799
Goldman Sachs Bank USA	6,337,145	(3,540,547)	(2,762,579)	34,019
JPMorgan Chase Bank N.A.	6,512,161	(4,924,526)	(119,567)	1,468,068
Morgan Stanley Capital Services LLC	384,026	(384,026)	—	—

	$21,046,747	$(13,771,721)	$(3,302,146)	$3,972,880

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2020.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
BNP Paribas S.A.	$2,389,706	$(2,389,706)	$—	$—
Citibank N.A.	2,532,916	(2,532,916)	—	—
Goldman Sachs Bank USA	3,540,547	(3,540,547)	—	—
JPMorgan Chase Bank N.A.	4,924,526	(4,924,526)	—	—
Morgan Stanley Capital Services LLC	1,023,640	(384,026)	(90,000)	549,614

	$14,411,335	$(13,771,721)	$(90,000)	$549,614

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(539,914)	$(1,822,466)	$4,927,202	$(9,193,153)	$(6,628,331)
Forward foreign currency transactions	—	—	—	(27,154,685)	(27,154,685)
Swap contracts	(35,178,473)	1,497,526	—	—	(33,680,947)
Futures contracts	46,811,833	—	—	—	46,811,833
Written options	1,549,634	780,390	(9,316,540)	6,057,030	(929,486)

	$12,643,080	$455,450	$(4,389,338)	$(30,290,808)	$(21,581,616)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$171,760	$—	$(692,785)	$262,551	$(258,474)
Forward foreign currency transactions	—	—	—	3,139,038	3,139,038
Swap contracts	27,127,817	1,544,358	—	—	28,672,175
Futures contracts	13,559,131	—	—	—	13,559,131
Written options	127,765	—	357,250	(1,714,414)	(1,229,399)

	$40,986,473	$1,544,358	$(335,535)	$1,687,175	$43,882,471

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$219,852,080
Forward foreign currency transactions	770,562,017
Futures contracts long	1,394,575,737
Futures contracts short	(691,113,593)
Swap contracts	532,090,118
Written options	(287,502,858)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

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recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market

BHFTII-44

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$246,942,444	$1,653,856,142	$312,383,305	$1,656,849,828

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2020 were as follows:

Purchases	Sales
$81,351,059	$82,922,543

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$16,559,553	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-45

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$3,105,517,068

Gross unrealized appreciation	252,967,610
Gross unrealized depreciation	(115,896,817)

Net unrealized appreciation (depreciation)	$137,070,793

BHFTII-46

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$171,310,936	$148,939,854	$—	$—	$171,310,936	$148,939,854

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$113,393,859	$—	$137,748,596	$(133,308,412)	$117,834,043

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $49,067,263 and accumulated long-term capital losses of $84,241,149.

During the year ended December 31, 2020, the Portfolio utilized accumulated long-term capital losses of $8,849,944.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-47

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Western Asset Management Strategic Bond Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Strategic Bond Opportunities Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management Strategic Bond Opportunities Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-48

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-49

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-50

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-51

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-52

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Western Asset Management Strategic Bond Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-year and three-year periods ended October 31, 2020 and outperformed the same benchmark for the five-year period ended October 31, 2020. The Board also considered that the Portfolio underperformed its blended benchmark for the one-year and three-year periods ended October 31, 2020, and outperformed the same benchmark for the five-year period ended October 31, 2020. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. The Board also noted the acquisition by Franklin Resources, Inc. of the parent company of Western Asset Management Company on July 31, 2020 and that there were no changes to the Portfolio’s portfolio managers, investment objective or principal investment strategies and risks in connection with the acquisition.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-53

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2020, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned 5.24%, 4.91%, and 5.01%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index1, returned 5.73%.

MARKET ENVIRONMENT / CONDITIONS

The year 2020 was ultimately dominated by the global coronavirus (“COVID-19”) pandemic. Economic shutdowns caused severe demand destruction and were further exacerbated by an unexpected oil price war between Saudi Arabia and Russia in March. By late first quarter, industry-wide demand for cash and forced selling caused severe illiquidity in all markets, and spreads on all credit sectors gapped out to levels not seen since the Great Financial Crisis. In response, policymakers around the globe scrambled to introduce containment measures designed to slow the spread of COVID-19 as well as fiscal and monetary stimulus packages to support both impacted individuals and their national economies.

The second quarter stood in sharp contrast to the first as global risk sentiment rebounded and there was room for cautious optimism around the development of both a vaccine and therapeutic treatments. Later in the quarter, an increasing number of countries and U.S. states moved to ease lockdown restrictions, further bolstering market sentiment. Economic data released throughout the quarter suggested that the trough of the crisis was reached in April. Markets extended their rally during the third quarter and the U.S. economy continued to steadily improve, though most economic measures remained far from where they started in the year.

Finally, the fourth quarter proved to be a strong one for risk assets, which rallied despite a number of headwinds, including a sharp rise in COVID-19 case counts. Markets chose to remain forward looking as a number of significant breakthroughs occurred (announcement of COVID-19 vaccine, resolution on U.S. elections), which provided some measures of relief from key macro risks. In late December, U.S. President Trump signed a $900 billion package that would send immediate aid to individuals and businesses. This boosted risk sentiment as did the passage of several key deals abroad. The European Union (“EU”) approved a landmark €750 billion recovery plan and a post-Brexit free trade agreement was finalized between the U.K. and the EU.

After the extreme sell-off during the first quarter, risk assets ultimately performed well during the rest of the year. Investment grade and high yield credit spreads ended the year almost exactly where they started while structured product and emerging market (“EM”) spreads were still wider on the year. The S&P 500 Index rose over 18%, the NASDAQ Composite rose 45%, and the 10-year U.S. Treasury (“UST”) yield fell from 1.92% to 0.93%. West Texas Intermediate crude oil fell $12.54/barrel (-21%) to $48.52 and the U.S. dollar weakened versus most developed market currencies but was mixed versus EM currencies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management U.S. Government Portfolio slightly underperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index (the “Index”), for the year ended December 31, 2020.

The Portfolio’s Agency Mortgage-Backed Securities (“MBS”) exposures were negative for performance as they underperformed similar duration USTs over the year. The Portfolio’s Non-Agency MBS and Commercial Mortgage-Backed Securities (“CMBS”) exposures also weighed on relative performance as most structured sub-sectors did not fully recover from the depths reached in March. While Non-Agency Residential Mortgage-Backed Securities (“RMBS”), CMBS and Asset-Backed Securities (“ABS”) positions remained modest overweights in the Portfolio over the year due to their yield advantage over comparable USTs, their spreads generally widened on the year reflecting the uncertainty around the broader economic re-opening timeline. Finally, the Portfolio’s macro positioning, in aggregate, was another detractor to relative performance. The Portfolio’s duration was tactically managed relative to the benchmark, beginning the period long and ending short relative to the Index. Over the period, rates experienced extreme fluctuations and ultimately declined meaningfully.

Over the full year period, the most significant positive contributor to the Portfolio’s relative performance was its Treasury Inflation-Linked Securities (“TIPS”) exposure. The Portfolio added meaningfully to TIPS during the first quarter as long-dated breakeven rates (the difference between the yield on nominal bonds and TIPS of the same maturity) in March began to imply extremely low inflation expectations (approximately under 1%) for the next 30 years, which we believed were overdone. 30-year breakeven inflation rates eventually rose from these levels to end the year at 2.00%. In the last few months of the year, the Portfolio began to trim some of its exposure, capturing value, but continued to maintain a modest allocation to TIPS.

The second largest contributor to relative performance over the period was the Portfolio’s exposure to Agency debentures. After the first quarter, the Portfolio added meaningfully to its Agency exposures; over the full year 2020, Agencies modestly underperformed similar duration USTs, however, during the final two quarters they outperformed and helped lift the Portfolio’s relative performance.

The Portfolio’s exposures to U.S. dollar-denominated EM sovereigns and corporates were largely neutral in terms of their relative performance impact on the year. Early in the year, EM was particularly impacted by the lower growth effects of the COVID-19 pandemic;

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

however, spreads tightened considerably in the second half as the overall global outlook improved.

The Portfolio added meaningfully to its Agency Debentures exposure over the year, which served to reduce overall risk relative to the benchmark. These purchases were funded by cash raised from trimming TIPS, Agency MBS, and Non-Agency RMBS exposures. Agency MBS and Non-Agency RMBS positions remained modest overweights in the Portfolio over the year due to their yield advantage over comparable USTs. Finally, the Portfolio’s exposure to non-U.S. sovereign EM paper was largely maintained throughout the year in U.S. dollar- denominated investment grade issuers as we expected the sector to be a primary beneficiary of the global recovery going forward.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2020

	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	5.24	3.07	2.68
Class B	4.91	2.80	2.41
Class E	5.01	2.91	2.51
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	2.89	2.46

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	91.9
Foreign Government	8.6
Corporate Bonds & Notes	5.7
Mortgage-Backed Securities	1.9
Asset-Backed Securities	0.4

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 to December 31, 2020
Class A (a)	Actual	0.49%	$1,000.00	$1,013.40	$2.48
	Hypothetical*	0.49%	$1,000.00	$1,022.67	$2.49

Class B (a)	Actual	0.74%	$1,000.00	$1,011.80	$3.74
	Hypothetical*	0.74%	$1,000.00	$1,021.42	$3.76

Class E (a)	Actual	0.64%	$1,000.00	$1,012.60	$3.24
	Hypothetical*	0.64%	$1,000.00	$1,021.92	$3.25

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—91.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—38.9%
Fannie Mae 15 Yr. Pool
2.500%, 06/01/28	837,741	$880,955
Fannie Mae 20 Yr. Pool
2.500%, 10/01/40	7,778,039	8,310,329
3.000%, 12/01/36	1,742,213	1,841,680
3.000%, 12/01/37	906,258	953,717
4.500%, 11/01/31	366,624	403,750
4.500%, 12/01/31	522,634	577,656
Fannie Mae 30 Yr. Pool
2.000%, 01/01/51	7,865,715	8,170,322
3.000%, 09/01/42	5,674,016	6,188,659
3.000%, 08/01/46	645,163	690,828
3.000%, 09/01/46	2,082,366	2,219,249
3.000%, 10/01/46	925,403	990,157
3.000%, 11/01/46	13,884,183	14,645,043
3.000%, 12/01/46	453,891	477,310
3.000%, 08/01/47	66,186	71,670
3.000%, 12/01/48	1,284,839	1,356,511
3.000%, 07/01/49	635,348	677,633
3.000%, 09/01/49	5,528,423	5,926,590
3.000%, 11/01/49	231,995	247,351
3.000%, 12/01/49	8,699,095	9,271,740
3.000%, 01/01/50	2,033,441	2,148,544
3.000%, 02/01/50	4,673,100	4,988,093
3.000%, 03/01/50	1,299,871	1,418,579
3.000%, 08/01/50	793,752	843,558
3.000%, 09/01/50	1,137,472	1,206,082
3.000%, 11/01/50	1,087,157	1,161,016
3.500%, 12/01/42	267,722	291,167
3.500%, 03/01/43	1,773,521	1,926,612
3.500%, 02/01/45	272,641	296,174
3.500%, 11/01/46	860,384	920,457
3.500%, 12/01/46	2,328,808	2,509,517
3.500%, 10/01/47	9,350,750	9,909,118
3.500%, 12/01/47	1,179,340	1,281,486
3.500%, 03/01/48	484,250	522,606
3.500%, 07/01/48	3,112,707	3,302,395
3.500%, 08/01/48	2,083,521	2,223,291
3.500%, 11/01/48	2,315,193	2,463,480
3.500%, 02/01/49	269,421	292,434
3.500%, 07/01/49	6,482,435	6,988,272
3.500%, 10/01/49	2,259,883	2,460,187
3.500%, 12/01/49	908,795	988,317
3.500%, 02/01/50	5,667,551	6,020,362
3.500%, 04/01/50	5,202,805	5,494,380
4.000%, 02/01/40	423,435	462,762
4.000%, 06/01/42	4,039,791	4,565,085
4.000%, 07/01/42	1,641,125	1,808,948
4.000%, 05/01/43	9,910,248	11,121,797
4.000%, 10/01/43	4,801,202	5,381,591
4.000%, 04/01/47	1,381,767	1,496,844
4.000%, 05/01/47	1,843,977	2,004,265
4.000%, 08/01/47	15,970,075	17,180,393
4.000%, 05/01/48	7,766,678	8,366,975
4.000%, 09/01/48	183,108	200,551
4.000%, 05/01/49	113,025	122,505

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 06/01/49	265,890	284,196
4.000%, 12/01/49	1,166,777	1,246,151
4.500%, 10/01/41	2,948,027	3,290,097
4.500%, 10/01/44	767,696	858,230
4.500%, 01/01/45	79,473	91,221
4.500%, 01/01/47	388,856	428,113
4.500%, 06/01/47	127,677	139,616
4.500%, 07/01/47	1,547,924	1,685,807
4.500%, 08/01/47	862,782	940,045
4.500%, 11/01/47	1,533,758	1,667,197
4.500%, 04/01/48	401,871	437,790
4.500%, 05/01/48	7,241,015	7,911,733
4.500%, 06/01/48	820,429	908,043
4.500%, 07/01/48	1,089,827	1,209,126
4.500%, 08/01/48	1,750,909	1,923,956
4.500%, 09/01/48	561,214	608,680
4.500%, 10/01/48	1,679,681	1,854,050
4.500%, 11/01/48	899,394	996,093
4.500%, 12/01/48	3,380,411	3,713,367
4.500%, 01/01/49	541,633	594,056
4.500%, 02/01/49	386,808	427,235
4.500%, 04/01/49	171,278	185,769
4.500%, 05/01/49	1,983,953	2,188,377
4.500%, 07/01/49	1,345,004	1,464,529
4.500%, 08/01/49	841,374	916,144
4.500%, 09/01/49	5,808,217	6,381,558
4.500%, 10/01/49	1,928,354	2,108,934
4.500%, 11/01/49	1,629,549	1,775,567
4.500%, 01/01/50	969,876	1,056,062
4.500%, 03/01/50	897,277	998,310
4.500%, 04/01/50	294,713	320,021
4.500%, 05/01/50	2,865,949	3,112,988
5.000%, 07/01/33	128,150	147,842
5.000%, 09/01/33	156,958	180,878
5.000%, 10/01/35	434,138	501,343
5.000%, 03/01/36	695,959	808,796
5.000%, 01/01/39	5,439	6,324
5.000%, 12/01/39	11,253	13,085
5.000%, 05/01/40	42,206	48,228
5.000%, 07/01/40	23,022	26,233
5.000%, 11/01/40	480,078	558,159
5.000%, 01/01/41	46,365	53,129
5.000%, 02/01/41	26,878	29,750
5.000%, 04/01/41	61,706	71,392
5.000%, 05/01/41	1,223,384	1,419,471
5.000%, 06/01/41	99,682	115,899
5.000%, 07/01/41	1,023,134	1,187,666
5.000%, 08/01/48	289,296	320,195
5.000%, 10/01/48	670,410	742,221
5.000%, 11/01/48	3,489,980	3,861,926
5.000%, 12/01/48	1,943,458	2,147,994
5.000%, 08/01/49	3,164,138	3,493,325
5.000%, 09/01/49	5,518,366	6,092,479
5.000%, 12/01/49	9,965,444	11,005,891
5.000%, 03/01/50	498,754	552,026
6.000%, 04/01/33	50,788	60,781

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 02/01/34	8,701	$10,410
6.000%, 11/01/35	86,161	103,424
6.000%, 08/01/37	197,158	236,924
6.500%, 03/01/26	442	496
6.500%, 04/01/29	42,811	48,083
7.000%, 02/01/29	427	429
7.000%, 01/01/30	1,714	1,762
7.000%, 10/01/37	4,588	4,890
7.000%, 11/01/37	19,053	21,584
7.000%, 12/01/37	18,492	22,445
7.000%, 02/01/38	9,548	10,636
7.000%, 11/01/38	67,135	77,905
7.000%, 02/01/39	571,127	660,473
7.500%, 04/01/32	10,990	11,186
8.000%, 05/01/28	1,208	1,354
8.000%, 07/01/32	739	812
Fannie Mae Interest Strip (CMO) 3.500%, 11/25/41 (a)	1,293,963	115,219
4.000%, 04/25/42 (a)	1,811,503	264,962
4.500%, 11/25/39 (a)	940,054	146,053
Fannie Mae Pool 1.950%, 04/01/32	200,000	209,803
3.500%, 08/01/42	5,908,396	6,428,439
3.500%, 09/01/42	402,488	439,308
3.500%, 10/01/42	2,843,737	3,094,247
4.000%, 10/01/42	1,581,538	1,732,785
4.000%, 11/01/42	1,113,487	1,220,323
4.000%, 07/01/43	38,558	42,306
4.000%, 08/01/43	856,076	939,301
4.500%, 08/01/58	1,474,441	1,685,695
6.500%, 12/01/27	2,578	2,586
6.500%, 05/01/32	7,981	9,004
Fannie Mae REMIC Trust Whole Loan (CMO) 4.073%, 01/25/43 (b)	168,640	177,191
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/42 (c)	271,094	258,227
5.500%, 07/25/41	5,013,157	5,646,529
5.500%, 04/25/42	1,146,496	1,323,715
6.000%, 05/25/42	674,556	789,388
6.002%, -1 x 1M LIBOR + 6.150%, 03/25/42 (a) (b)	4,409,798	789,942
6.002%, -1 x 1M LIBOR + 6.150%, 12/25/42 (a) (b)	490,482	97,857
6.382%, -1 x 1M LIBOR + 6.530%, 01/25/41 (a) (b)	749,878	183,840
6.402%, -1 x 1M LIBOR + 6.550%, 10/25/41 (a) (b)	2,866,651	599,717
6.500%, 06/25/39	59,593	65,232
6.500%, 07/25/42	1,308,976	1,576,834
6.502%, -1 x 1M LIBOR + 6.650%, 02/25/41 (a) (b)	175,971	9,668
6.502%, -1 x 1M LIBOR + 6.650%, 03/25/42 (a) (b)	1,066,304	209,442
Fannie Mae-ACES 2.037%, 09/25/26	1,509,896	1,550,749
2.232%, 02/25/27	2,090,453	2,228,977
3.061%, 05/25/27 (b)	200,000	224,535
Freddie Mac 15 Yr. Pool 3.000%, 09/01/32	410,123	430,586
Freddie Mac 20 Yr. Gold Pool 3.000%, 02/01/38	1,007,530	1,053,308
3.000%, 04/01/38	859,718	900,253

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.000%, 04/01/47	880,079	926,088
3.000%, 01/01/48	2,417,387	2,532,535
3.500%, 06/01/46	543,206	589,903
4.000%, 07/01/43	2,805,809	3,150,853
4.000%, 08/01/43	2,324,866	2,610,782
4.000%, 06/01/47	714,052	767,777
4.000%, 12/01/47	389,072	417,352
4.500%, 06/01/38	885,047	978,977
4.500%, 02/01/47	328,201	360,857
4.500%, 03/01/47	24,680	26,774
4.500%, 04/01/47	662,756	729,815
4.500%, 05/01/47	402,000	439,294
4.500%, 06/01/47	1,594,429	1,753,547
4.500%, 07/01/47	21,576	23,474
4.500%, 04/01/48	825,786	908,134
4.500%, 04/01/49	572,333	628,853
5.000%, 08/01/33	12,623	14,629
5.000%, 01/01/40	13,606	15,826
5.000%, 04/01/41	14,079	16,374
5.000%, 04/01/44	19,793	22,314
5.000%, 07/01/48	47,139	52,306
6.500%, 09/01/39	170,725	198,337
8.000%, 09/01/30	2,365	2,781
Freddie Mac 30 Yr. Pool
3.000%, 10/01/46	470,889	506,727
3.000%, 09/01/48	2,025,886	2,197,133
3.000%, 07/01/49	1,134,215	1,202,075
3.000%, 09/01/49	6,088,466	6,557,756
3.000%, 10/01/49	1,513,980	1,617,680
3.000%, 01/01/50	240,497	258,778
3.000%, 02/01/50	3,290,701	3,523,105
3.000%, 03/01/50	4,626,448	4,948,255
3.000%, 07/01/50	2,609,795	2,780,603
3.000%, 09/01/50	98,208	104,636
3.500%, 06/01/47	396,637	428,846
3.500%, 07/01/47	9,045,530	9,634,507
3.500%, 03/01/48	429,987	459,948
3.500%, 06/01/48	2,908,799	3,105,279
3.500%, 12/01/48	3,735,532	3,939,126
3.500%, 02/01/50	419,949	457,251
3.500%, 03/01/50	259,896	275,052
4.000%, 01/01/47	85,731	92,637
4.000%, 04/01/49	1,977,929	2,158,820
4.000%, 02/01/50	520,395	555,835
4.000%, 03/01/50	71,616	76,545
4.500%, 04/01/48	960,829	1,045,114
4.500%, 06/01/48	371,472	403,832
4.500%, 08/01/48	144,785	158,794
4.500%, 03/01/49	497,508	548,510
4.500%, 07/01/49	858,780	948,157
4.500%, 03/01/50	85,116	92,110
4.500%, 04/01/50	1,154,740	1,252,109
4.500%, 05/01/50	594,440	642,976
5.000%, 01/01/36	19,391	22,552
5.000%, 06/01/41	2,352,149	2,671,286

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Pool
5.000%, 08/01/48	132,307	$146,878
5.000%, 10/01/48	438,344	484,928
5.000%, 11/01/48	341,835	377,398
5.000%, 03/01/50	2,206,062	2,438,612
6.000%, 10/01/36	474,896	569,121
Freddie Mac ARM Non-Gold Pool
2.278%, 5Y H15 + 1.285%, 03/01/47 (b)	600,330	622,952
Freddie Mac Gold Pool
3.500%, 02/01/44	304,799	332,913
4.000%, 04/01/43	1,062,171	1,165,199
4.000%, 08/01/43	538,670	591,171
Freddie Mac Multifamily Structured Pass-Through Certificates 0.287%, 01/25/27 (a) (b)	73,261,429	1,162,769
0.362%, 12/25/28 (a) (b)	62,956,361	1,743,715
0.482%, 01/25/34 (a) (b)	51,852,286	2,620,262
0.507%, 01/25/29 (a) (b)	85,824,963	3,328,146
0.762%, 09/25/27 (a) (b)	16,996,643	766,365
0.854%, 11/25/30 (a) (b)	26,310,000	1,860,880
0.884%, 11/25/30 (a) (b)	34,290,000	2,552,983
1.029%, 10/25/30 (a) (b)	19,600,000	1,659,046
3.291%, 03/25/27	4,670,000	5,211,426
Freddie Mac Pool 3.500%, 10/01/42	741,556	810,168
Freddie Mac REMICS (CMO) 4.500%, 04/15/32	197,484	221,308
6.000%, 05/15/36	318,443	378,167
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 2.648%, 1M LIBOR + 2.500%, 03/25/30 (b)	1,950,000	1,976,637
5.700%, 1M LIBOR + 5.550%, 07/25/28 (b)	1,845,074	1,925,344
Ginnie Mae I 30 Yr. Pool 3.000%, 09/15/42	562,872	597,411
3.000%, 10/15/42	2,825,588	2,973,765
3.000%, 11/15/42	1,071,870	1,128,070
3.500%, 06/15/48	3,813,726	4,085,017
3.500%, 05/15/50	785,706	836,728
4.000%, 03/15/50	94,208	100,008
5.500%, 06/15/36	267,580	312,867
6.000%, 03/15/33	487,225	568,750
6.500%, 06/15/31	1,368	1,519
6.500%, 08/15/34	109,292	125,725
7.500%, 09/15/29	1,266	1,435
8.500%, 06/15/25	9,643	10,594
Ginnie Mae II 30 Yr. Pool 2.000%, TBA (d)	11,600,000	12,118,872
2.500%, 12/20/50	400,000	431,195
2.500%, TBA (d)	12,500,000	13,229,987
3.000%, 11/20/46	394,132	419,982
3.000%, 09/20/47	129,122	136,819
3.000%, 11/20/47	172,415	182,830
3.000%, 12/20/47	1,780,751	1,881,814
3.000%, 01/20/50	939,794	983,700
3.500%, 06/20/44	1,376,773	1,498,162
3.500%, 03/20/45	113,319	122,327
3.500%, 09/20/46	39,111	42,153
3.500%, 02/20/48	1,735,765	1,862,330
3.500%, 02/20/49	41,002	43,656

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 3.500%, 10/20/49	940,363	975,182
3.500%, 01/20/50	3,066,483	3,296,742
3.500%, 02/20/50	474,366	506,247
4.000%, 09/20/45	722,426	800,353
4.000%, 11/20/45	5,573,792	6,136,525
4.000%, 06/20/47	954,524	1,030,108
4.000%, 11/20/47	1,153,958	1,246,079
4.000%, 12/20/47	446,691	481,797
4.000%, 02/20/48	451,342	484,981
4.000%, 03/20/48	497,957	536,449
4.000%, 04/20/48	458,347	491,886
4.000%, 11/20/49	187,096	203,336
4.000%, 01/20/50	292,860	320,333
4.000%, 02/20/50	286,902	312,498
4.000%, 03/20/50	191,612	210,460
4.000%, 04/20/50	1,263,285	1,375,310
4.500%, 01/20/40	357,557	398,172
4.500%, 05/20/40	455,883	507,862
4.500%, 09/20/40	9,887	11,017
4.500%, 01/20/41	81,640	92,148
4.500%, 07/20/41	526,974	587,072
4.500%, 05/20/48	2,001,318	2,165,792
4.500%, 06/20/48	1,181,755	1,278,733
4.500%, 07/20/48	194,465	210,427
4.500%, 08/20/48	5,043,265	5,465,213
4.500%, 09/20/48	1,557,598	1,685,471
4.500%, 10/20/48	1,382,065	1,495,676
4.500%, 01/20/49	3,811,168	4,124,092
4.500%, 03/20/49	1,006,518	1,089,061
4.500%, 04/20/49	650,578	703,450
4.500%, 02/20/50	1,087,592	1,168,917
4.500%, 03/20/50	709,683	763,479
5.000%, 07/20/40	354,051	404,854
5.000%, 10/20/48	2,219,197	2,426,742
5.000%, 11/20/48	243,082	265,802
5.000%, 01/20/49	5,307,025	5,803,392
5.000%, 03/20/49	293,445	320,867
5.000%, 12/20/49	450,125	491,338
5.000%, 01/20/50	288,745	314,907
5.000%, 04/20/50	260,053	284,361
6.000%, 11/20/34	933	1,094
6.000%, 06/20/35	1,404	1,630
6.000%, 07/20/36	74,959	86,960
6.000%, 09/20/36	3,774	4,378
6.000%, 07/20/38	193,582	224,595
6.000%, 09/20/38	502,751	583,300
6.000%, 06/20/39	2,216	2,533
6.000%, 05/20/40	45,363	52,627
6.000%, 06/20/40	136,309	158,198
6.000%, 08/20/40	66,994	77,775
6.000%, 09/20/40	152,194	176,567
6.000%, 10/20/40	97,092	113,170
6.000%, 11/20/40	157,744	182,219
6.000%, 01/20/41	103,330	119,855
6.000%, 03/20/41	601,886	699,077
6.000%, 07/20/41	113,510	131,677

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 6.000%, 12/20/41	74,044	$85,936
6.500%, 10/20/37	181,097	210,571
Government National Mortgage Association
Zero Coupon, 09/16/46 (a) (b)	15,170,164	26,548
0.100%, 03/16/49 (a) (b)	5,126,651	22,022
0.124%, 04/16/54 (a) (b)	35,038,929	586,807
0.128%, 02/16/48 (a) (b)	2,423,653	38,659
0.172%, 02/16/53 (a) (b)	9,003,355	77,300
0.419%, 10/16/54 (a) (b)	22,231,184	322,305
0.621%, 03/16/60 (a) (b)	5,594,900	269,192
0.662%, 09/16/55 (a) (b)	13,650,760	511,951
0.701%, 10/16/58 (a) (b)	19,195,010	1,053,190
0.731%, 12/16/59 (a) (b)	48,085,467	2,658,102
1.221%, 02/16/46 (a) (b)	8,926,724	314,688
3.150%, 06/16/60	3,931,756	4,133,430
Government National Mortgage Association (CMO)
0.520%, 1M LIBOR + 0.380%, 12/20/60 (b)	12,196,819	12,186,618
0.540%, 1M LIBOR + 0.400%, 12/20/60 (b)	3,223,145	3,222,294
0.552%, 1M LIBOR + 0.400%, 08/20/70 (b)	94,255	94,253
0.570%, 1M LIBOR + 0.430%, 10/20/64 (b)	5,014,597	5,017,278
0.602%, 1M LIBOR + 0.450%, 07/20/70 (b)	7,646,256	7,660,209
0.620%, 1M LIBOR + 0.480%, 03/20/61 (b)	2,641,400	2,645,492
0.640%, 1M LIBOR + 0.500%, 12/20/60 (b)	26,733,785	26,791,932
0.652%, 1M LIBOR + 0.500%, 07/20/70 (b)	594,477	597,035
0.683%, 12M LIBOR + 0.250%, 10/20/68 (b)	2,443,679	2,436,710
1.302%, 1M LIBOR + 1.150%, 05/20/70 (b)	1,701,292	1,781,576
1.402%, 1M LIBOR + 1.250%, 04/20/70 (b)	182,296	187,781
3.000%, 07/20/49	1,392,820	1,444,627
3.000%, 10/20/49	624,129	641,705
5.947%, -1 x 1M LIBOR + 6.100%, 08/16/42 (a) (b)	640,286	141,162
6.498%, -1 x 1M LIBOR + 6.650%, 01/20/40 (a) (b)	267,167	22,070
Uniform Mortgage-Backed Securities 15 Yr. Pool 1.500%, TBA (d)	25,100,000	25,821,805
Uniform Mortgage-Backed Securities 30 Yr. Pool 2.000%, TBA (d)	61,000,000	63,289,144
2.500%, TBA (d)	41,700,000	43,882,798
3.000%, TBA (d)	36,200,000	37,922,118

		742,751,735

Federal Agencies—43.4%
Fannie Mae Principal Strip
Zero Coupon, 05/15/30	30,000,000	26,486,091
Federal Agricultural Mortgage Corp. 0.260%, 10/02/23	10,000,000	10,007,956
2.600%, 03/29/21	20,000,000	20,121,871
Federal Farm Credit Banks Funding Corp. 0.125%, 11/23/22	10,000,000	9,996,605
0.220%, 09/08/23	20,000,000	19,992,388
0.460%, 11/03/25	10,000,000	9,995,454
0.780%, 06/16/25	10,000,000	10,008,686
1.480%, 03/10/26	10,000,000	10,021,672
2.700%, 10/26/27	10,000,000	11,276,106
2.750%, 04/25/22	20,000,000	20,687,272

Federal Agencies—(Continued)
Federal Home Loan Bank 0.125%, 10/21/22	5,000,000	4,999,632
0.375%, 09/04/25	15,000,000	14,991,466
0.500%, 04/14/25	14,000,000	14,088,677
1.875%, 11/29/21	40,000,000	40,638,392
2.125%, 06/09/23	17,700,000	18,538,261
2.500%, 02/13/24	10,000,000	10,717,633
2.750%, 12/13/24	10,000,000	10,950,695
3.250%, 11/16/28 (e)	40,000,000	47,812,486
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	7,443,000	6,655,160
Zero Coupon, 12/17/29	5,562,000	4,935,793
Zero Coupon, 12/15/36	24,765,000	18,283,739
0.125%, 10/16/23	30,000,000	29,977,264
0.250%, 06/26/23	13,000,000	13,027,405
0.250%, 08/24/23	20,000,000	20,030,257
0.250%, 09/08/23 (e)	10,000,000	10,017,928
0.250%, 11/06/23	20,000,000	20,015,416
0.250%, 12/04/23	20,000,000	20,018,268
0.375%, 04/20/23	6,000,000	6,029,962
0.375%, 05/05/23	10,000,000	10,050,717
2.750%, 06/19/23	20,000,000	21,262,070
Federal National Mortgage Association 0.250%, 05/22/23	8,000,000	8,018,379
0.625%, 04/22/25	5,000,000	5,057,758
0.750%, 10/08/27	20,000,000	20,078,876
0.875%, 08/05/30	25,000,000	24,538,492
2.625%, 09/06/24 (e)	22,000,000	23,922,583
Freddie Mac Strips
Zero Coupon, 07/15/28	5,400,000	4,989,143
Zero Coupon, 07/15/32	9,000,000	7,617,343
Resolution Funding Corp. Interest Strip
Zero Coupon, 07/15/21	9,030,000	9,016,027
Zero Coupon, 07/15/26	4,230,000	4,071,861
Zero Coupon, 07/15/27	15,000,000	14,204,613
Zero Coupon, 07/15/29	14,000,000	12,636,302
Zero Coupon, 10/15/29	14,996,000	13,392,428
Resolution Funding Corp. Principal Strip
Zero Coupon, 01/15/21	20,000,000	19,999,545
Zero Coupon, 01/15/30	25,000,000	22,222,756
Zero Coupon, 04/15/30	30,000,000	26,638,905
Tennessee Valley Authority 3.875%, 02/15/21	35,000,000	35,149,555
United States Department of Housing and Urban Development 2.668%, 08/01/24	8,000,000	8,595,244
2.738%, 08/01/25	6,000,000	6,616,217
United States International Development Finance Corp. Zero Coupon, 07/01/21	4,206,631	4,541,290
Zero Coupon, 07/17/21	19,989,000	21,588,019
1.110%, 05/15/29	14,000,000	14,243,529
3.330%, 05/15/33	6,258,595	7,133,476
3.490%, 12/20/29	9,386,526	10,616,664
3.540%, 06/15/30	11,176,666	12,648,628

		829,172,955

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2020

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—9.6%
U.S. Treasury Inflation Indexed Bonds 1.375%, 02/15/44 (f) (g)	17,317,375	$24,910,594
2.125%, 02/15/40 (f)	10,360,506	16,032,843
U.S. Treasury Inflation Indexed Notes 0.125%, 01/15/30 (f)	24,997,635	27,874,992
U.S. Treasury Notes 0.875%, 11/15/30	19,000,000	18,925,781
1.375%, 05/31/21	13,000,000	13,067,031
1.500%, 03/31/23	10,000,000	10,303,906
1.500%, 01/31/27	6,000,000	6,357,422
1.875%, 07/31/26	62,000,000	66,918,828

		184,391,397

Total U.S. Treasury & Government Agencies (Cost $1,709,688,147)		1,756,316,087

Foreign Government—8.6%

Sovereign—8.6%
Abu Dhabi Government International Bond 3.125%, 09/30/49 (144A)	10,000,000	10,700,000
Colombia Government International Bond 5.625%, 02/26/44	4,840,000	6,267,800
Indonesia Government International Bonds 3.750%, 04/25/22 (144A)	410,000	426,392
3.750%, 04/25/22	1,900,000	1,975,962
4.750%, 02/11/29	6,280,000	7,606,205
4.875%, 05/05/21	2,957,000	3,000,231
5.875%, 01/15/24 (144A)	1,060,000	1,217,219
Israel Government AID Bonds 5.500%, 09/18/23	2,000,000	2,276,903
5.500%, 12/04/23	24,290,000	27,989,859
5.500%, 04/26/24	21,550,000	25,142,151
Mexico Government International Bond 4.500%, 04/22/29	12,280,000	14,416,720
Panama Government International Bonds 3.750%, 03/16/25	5,650,000	6,250,312
4.500%, 05/15/47	3,200,000	4,112,000
4.500%, 04/01/56	1,450,000	1,866,875
Peruvian Government International Bonds 5.625%, 11/18/50	1,900,000	2,987,750
6.550%, 03/14/37	2,770,000	4,203,475
Poland Government International Bond 4.000%, 01/22/24	7,870,000	8,715,044
Qatar Government International Bond 5.103%, 04/23/48 (144A)	7,300,000	10,261,975
Ukraine Government AID Bond 1.471%, 09/29/21	20,000,000	20,179,870
Uruguay Government International Bond 5.100%, 06/18/50	3,200,000	4,480,000

Total Foreign Government (Cost $152,331,783)		164,076,743

Corporate Bonds & Notes—5.7%
Security Description	Principal Amount*	Value

Chemicals—0.1%
Equate Petrochemical B.V. 4.250%, 11/03/26 (144A)	1,540,000	1,715,206

Diversified Financial Services—2.3%
Postal Square L.P. 6.500%, 06/15/22	1,869,840	1,969,131
Private Export Funding Corp. 2.650%, 02/16/21 (144A)	20,000,000	20,060,762
3.250%, 06/15/25	20,000,000	22,351,845

		44,381,738

Electric—0.5%
Enel Chile S.A. 4.875%, 06/12/28	4,000,000	4,710,000
Perusahaan Listrik Negara PT 5.450%, 05/21/28 (144A)	4,000,000	4,785,000

		9,495,000

Oil & Gas—0.4%
Ecopetrol S.A. 5.375%, 06/26/26	4,260,000	4,906,540
Petroleos Mexicanos 6.375%, 01/23/45	3,610,000	3,308,565

		8,215,105

Sovereign—2.4%
National Credit Union Administration Guaranteed Notes Trust 3.450%, 06/12/21	45,000,000	45,618,574

Total Corporate Bonds & Notes (Cost $97,925,115)		109,425,623

Mortgage-Backed Securities—1.9%

Collateralized Mortgage Obligations—1.9%
Alternative Loan Trust 0.352%, 1M LIBOR + 0.200%, 07/20/46 (b)	1,468,996	1,149,657
Banc of America Funding Trust 0.300%, 1M LIBOR + 0.150%, 02/27/37 (144A) (b)	3,616,955	3,466,733
Banc of America Mortgage Trust 3.094%, 07/25/35 (b)	23,192	22,699
BCAP LLC Trust 0.300%, 1M LIBOR + 0.150%, 11/27/36 (144A) (b)	5,036,664	5,007,460
Citigroup Mortgage Loan Trust 2.530%, 1Y H15 + 2.400%, 10/25/35 (b)	38,964	39,673
Connecticut Avenue Securities Trust 0.948%, 1M LIBOR + 0.800%, 01/25/40 (144A) (b)	1,915,236	1,916,754
Countrywide Home Loan Reperforming Loan REMIC Trust 0.568%, 1M LIBOR + 0.420%, 07/25/36 (144A) (b)	315,567	285,568
GMAC Mortgage Corp. Loan Trust 3.626%, 11/19/35 (b)	134,000	127,015
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	3,655,551	3,898,245

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2020

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
JPMorgan Mortgage Trust 2.724%, 06/25/34 (b)	60,948	$59,560
3.500%, 10/25/48 (144A) (b)	1,659,918	1,697,170
MASTR Adjustable Rate Mortgages Trust 0.348%, 1M LIBOR + 0.200%, 05/25/47 (b)	3,107,982	3,618,137
2.353%, 02/25/34 (b)	116,275	108,644
MASTR Reperforming Loan Trust 3.717%, 05/25/35 (144A) (b)	2,421,765	1,688,629
7.000%, 08/25/34 (144A)	251,631	216,919
Morgan Stanley Mortgage Loan Trust 0.288%, 1M LIBOR + 0.140%, 06/25/36 (b)	490,715	159,929
2.998%, 07/25/35 (b)	87,324	83,437
New Residential Mortgage Loan Trust 3.250%, 09/25/56 (144A) (b)	2,109,762	2,220,074
4.000%, 02/25/57 (144A) (b)	1,816,868	1,963,568
4.000%, 05/25/57 (144A) (b)	3,023,618	3,281,421
4.250%, 12/25/57 (144A) (b)	3,151,141	3,393,823
NovaStar Mortgage Funding Trust 0.518%, 1M LIBOR + 0.380%, 09/25/46 (b)	889,069	863,354
SACO I Trust 8.889%, 06/25/21 (144A) (b)	72,724	72,098
Structured Asset Mortgage Investments II Trust 0.328%, 1M LIBOR + 0.180%, 07/25/46 (b)	129,850	111,207
Structured Asset Securities Corp. 0.498%, 1M LIBOR + 0.350%, 04/25/35 (144A) (b)	1,658,337	1,436,309
3.748%, 06/25/35 (144A) (b)	87,999	82,072

Total Mortgage-Backed Securities (Cost $35,637,116)		36,970,155

Asset-Backed Securities—0.4%

Asset-Backed - Automobile—0.1%
Hertz Vehicle Financing II L.P. 3.290%, 02/25/24 (144A)	1,072,969	1,074,143

Asset-Backed - Home Equity—0.2%
Argent Securities, Inc.Asset-Backed Pass-Through Certificates Series 0.973%, 1M LIBOR + 0.825%, 05/25/34 (b)	4,320,394	4,283,822
Morgan Stanley Mortgage Loan Trust 0.238%, 1M LIBOR + 0.090%, 12/25/36 (b)	172,019	99,313
0.448%, 1M LIBOR + 0.300%, 03/25/36 (b)	140,102	139,039
Structured Asset Securities Corp. Mortgage Loan Trust 0.368%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	4,617,733	179,990

		4,702,164

Asset-Backed - Other—0.1%
Countrywide Revolving Home Equity Loan Trust 0.299%, 1M LIBOR + 0.140%, 07/15/36 (b)	306,007	284,394
Towd Point Mortgage Trust 2.250%, 04/25/56 (144A) (b)	2,467,148	2,490,555

		2,774,949

Total Asset-Backed Securities (Cost $10,431,890)		8,551,256

Short-Term Investments—1.8%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/20 at 0.000%, due on 01/04/21 with a maturity value of $18,348,004; collateralized by U.S. Treasury Note at 0.125%, maturing 12/31/22, with a market value of $18,715,000.	18,348,004	18,348,004

U.S. Treasury—0.8%
U.S. Treasury Bill 0.057%, 01/14/21 (h)	15,000,000	14,999,812

Total Short-Term Investments (Cost $33,347,694)		33,347,816

Securities Lending Reinvestments (i)—2.5%

Repurchase Agreements—2.5%
Barclays Bank plc Repurchase Agreement dated 12/31/20 at 0.250%, due on 01/04/21 with a maturity value of $10,000,278; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.875%, maturity dates ranging from 05/31/24 - 05/15/28, and various Common Stock with an aggregate market value of $11,105,487.	10,000,000	10,000,000
BofA Securities, Inc. Repurchase Agreement dated 12/31/20 at 0.060%, due on 01/04/21 with a maturity value of $5,655,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 02/15/21 - 02/15/30, and an aggregate market value of $5,768,105.	5,655,005	5,655,005
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/20 at 0.120%, due on 01/04/21 with a maturity value of $4,100,055; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.145% - 3.000%, maturity dates ranging from 03/16/21 - 11/15/50, and an aggregate market value of $4,182,002.	4,100,000	4,100,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $2,300,051; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 07/23/21 - 06/29/37, and an aggregate market value of $2,346,001.	2,300,000	2,300,000
Repurchase Agreement dated 12/31/20 at 0.330%, due on 01/04/21 with a maturity value of $500,018; collateralized by U.S. Treasury Obligations at 1.500%, maturing 11/30/21, and various Common Stock with an aggregate market value of $555,577.	500,000	500,000
HSBC Bank plc Repurchase Agreement dated 12/31/20 at 0.100%, due on 01/04/21 with a maturity value of $2,100,023; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 09/09/21 - 08/15/50, and an aggregate market value of $2,142,863.	2,100,000	2,100,000

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2020

Securities Lending Reinvestments (i)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 12/31/20 at 0.210%, due on 01/04/21 with a maturity value of $2,000,047; collateralized by various Common Stock with an aggregate market value of $2,222,248.	2,000,000	$2,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $5,100,113; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $5,657,922.	5,100,000	5,100,000
Repurchase Agreement dated 12/31/20 at 0.245%, due on 01/07/21 with a maturity value of $1,400,067; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 3.625%, maturity dates ranging from 09/30/21 - 08/15/49, and various Common Stock with an aggregate market value of $1,553,155.	1,400,000	1,400,000
Repurchase Agreement dated 12/31/20 at 0.260%, due on 01/07/21 with a maturity value of $1,200,061; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 5.000%, maturity dates ranging from 02/28/23 - 05/15/37, and various Common Stock with an aggregate market value of $1,331,067.	1,200,000	1,200,000
Nomura Securities Repurchase Agreement dated 12/31/20 at 0.050%, due on 01/04/21 with a maturity value of $5,000,028; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 07/15/21 - 08/15/50, and an aggregate market value of $5,100,003.	5,000,000	5,000,000
Societe Generale Repurchase Agreement dated 12/31/20 at 0.200%, due on 01/04/21 with a maturity value of $4,000,089; collateralized by various Common Stock with an aggregate market value of $4,445,199.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/20 at 0.380%, due on 01/04/21 with a maturity value of $3,700,156; collateralized by various Common Stock with an aggregate market value of $4,111,809.	3,700,000	3,700,000

		47,055,005

Total Securities Lending Reinvestments (Cost $47,055,005)		47,055,005

Total Investments—112.8% (Cost $2,086,416,750)		2,155,742,685
Other assets and liabilities (net)—(12.8)%		(245,239,655)

Net Assets—100.0%		$1,910,503,030

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Interest only security.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2020. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Principal only security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of the security was held on loan. As of December 31, 2020, the market value of securities loaned was $46,012,821 and the collateral received consisted of cash in the amount of $47,055,005. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2020, the market value of securities pledged was $1,929,924.
(h)	The rate shown represents current yield to maturity.
(i)	Represents investment of cash collateral received from securities on loan as of December 31, 2020.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the market value of 144A securities was $83,538,085, which is 4.4% of net assets.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2020

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/22/21	(500)	USD	(86,593,750)	$571,916
U.S. Treasury Note 10 Year Futures	03/22/21	(665)	USD	(91,821,953)	(54,422)
U.S. Treasury Note 5 Year Futures	03/31/21	(103)	USD	(12,994,898)	(19,491)
U.S. Treasury Ultra Long Bond Futures	03/22/21	(123)	USD	(26,268,188)	106,365

Net Unrealized Appreciation					$604,368

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,756,316,087	$—	$1,756,316,087
Total Foreign Government*	—	164,076,743	—	164,076,743
Total Corporate Bonds & Notes*	—	109,425,623	—	109,425,623
Total Mortgage-Backed Securities*	—	36,970,155	—	36,970,155
Total Asset-Backed Securities*	—	8,551,256	—	8,551,256
Total Short-Term Investments*	—	33,347,816	—	33,347,816
Total Securities Lending Reinvestments*	—	47,055,005	—	47,055,005
Total Investments	$—	$2,155,742,685	$—	$2,155,742,685

Collateral for Securities Loaned (Liability)	$—	$(47,055,005)	$—	$(47,055,005)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$678,281	$—	$—	$678,281
Futures Contracts (Unrealized Depreciation)	(73,913)	—	—	(73,913)
Total Futures Contracts	$604,368	$—	$—	$604,368

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value (a) (b)	$2,155,742,685
Cash	14
Cash collateral for futures contracts	3,394,949
Receivable for:
Investments sold	1,611,074
TBA securities sold	84,903,264
Fund shares sold	1,138,613
Principal paydowns	52,660
Interest	6,075,574
Prepaid expenses	5,970
Other assets	4,824

Total Assets	2,252,929,627
Liabilities
Collateral for securities loaned	47,055,005
Payables for:
Investments purchased	13,362,038
TBA securities purchased	280,397,028
Fund shares redeemed	139,442
Variation margin on futures contracts	341,716
Accrued Expenses:
Management fees	725,510
Distribution and service fees	85,714
Deferred trustees’ fees	162,241
Other expenses	157,903

Total Liabilities	342,426,597

Net Assets	$1,910,503,030

Net Assets Consist of:
Paid in surplus	$1,913,082,138
Distributable earnings (Accumulated losses)	(2,579,108)

Net Assets	$1,910,503,030

Net Assets
Class A	$1,493,750,263
Class B	396,618,563
Class E	20,134,204
Capital Shares Outstanding*
Class A	123,701,320
Class B	33,014,234
Class E	1,673,129
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.08
Class B	12.01
Class E	12.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,086,416,750.
(b)	Includes securities loaned at value of $46,012,821.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Interest	$41,058,854
Securities lending income	158,060

Total investment income	41,216,914
Expenses
Management fees	9,040,057
Administration fees	83,307
Custodian and accounting fees	186,699
Distribution and service fees—Class B	948,499
Distribution and service fees—Class E	29,696
Audit and tax services	72,064
Legal	46,841
Trustees’ fees and expenses	54,229
Shareholder reporting	110,756
Insurance	14,345
Miscellaneous	18,647

Total expenses	10,605,140
Less management fee waiver	(499,719)

Net expenses	10,105,421

Net Investment Income	31,111,493

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	36,584,037
Futures contracts	(7,793,277)

Net realized gain	28,790,760

Net change in unrealized appreciation (depreciation) on:
Investments	37,512,332
Futures contracts	(1,036,362)

Net change in unrealized appreciation	36,475,970

Net realized and unrealized gain	65,266,730

Net Increase in Net Assets From Operations	$96,378,223

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$31,111,493	$47,577,362
Net realized gain	28,790,760	6,483,856
Net change in unrealized appreciation	36,475,970	59,847,328

Increase in net assets from operations	96,378,223	113,908,546

From Distributions to Shareholders
Class A	(45,738,472)	(42,815,071)
Class B	(10,563,075)	(9,416,340)
Class E	(589,644)	(527,271)

Total distributions	(56,891,191)	(52,758,682)

Decrease in net assets from capital share transactions	(60,511,411)	(110,495,765)

Total decrease in net assets	(21,024,379)	(49,345,901)

Net Assets
Beginning of period	1,931,527,409	1,980,873,310

End of period	$1,910,503,030	$1,931,527,409

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Class A
Sales	5,152,706	$62,035,127	1,736,691	$20,345,076
Reinvestments	3,850,040	45,738,472	3,700,525	42,815,071
Redemptions	(15,647,042)	(189,478,942)	(12,798,497)	(149,879,520)

Net decrease	(6,644,296)	$(81,705,343)	(7,361,281)	$(86,719,373)

Class B
Sales	9,268,270	$110,870,894	3,565,163	$41,570,945
Reinvestments	892,152	10,563,075	816,682	9,416,340
Redemptions	(8,361,017)	(100,431,695)	(6,249,796)	(72,800,850)

Net increase (decrease)	1,799,405	$21,002,274	(1,867,951)	$(21,813,565)

Class E
Sales	288,836	$3,456,823	114,949	$1,347,579
Reinvestments	49,759	589,644	45,691	527,271
Redemptions	(321,412)	(3,854,809)	(328,637)	(3,837,677)

Net increase (decrease)	17,183	$191,658	(167,997)	$(1,962,827)

Decrease derived from capital shares transactions		$(60,511,411)		$(110,495,765)

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.85	$11.49	$11.65	$11.74	$11.90

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.29	0.25	0.20	0.21
Net realized and unrealized gain (loss)	0.42	0.40	(0.14)	0.03	(0.05)

Total income (loss) from investment operations	0.62	0.69	0.11	0.23	0.16

Less Distributions
Distributions from net investment income	(0.39)	(0.33)	(0.27)	(0.32)	(0.32)

Total distributions	(0.39)	(0.33)	(0.27)	(0.32)	(0.32)

Net Asset Value, End of Period	$12.08	$11.85	$11.49	$11.65	$11.74

Total Return (%) (b)	5.24	6.03	0.97	1.93	1.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	0.50	0.50	0.50	0.50
Net ratio of expenses to average net assets (%) (c)	0.48	0.48	0.49	0.48	0.48
Ratio of net investment income to average net assets (%)	1.69	2.48	2.19	1.72	1.77
Portfolio turnover rate (%)	226 (d)	208 (d)	255 (d)	208 (d)	199 (d)
Net assets, end of period (in millions)	$1,493.8	$1,544.1	$1,581.9	$1,742.8	$1,735.3

	Class B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.79	$11.43	$11.59	$11.68	$11.84

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.26	0.22	0.17	0.18
Net realized and unrealized gain (loss)	0.40	0.39	(0.14)	0.03	(0.05)

Total income (loss) from investment operations	0.57	0.65	0.08	0.20	0.13

Less Distributions
Distributions from net investment income	(0.35)	(0.29)	(0.24)	(0.29)	(0.29)

Total distributions	(0.35)	(0.29)	(0.24)	(0.29)	(0.29)

Net Asset Value, End of Period	$12.01	$11.79	$11.43	$11.59	$11.68

Total Return (%) (b)	4.91	5.78	0.70	1.68	1.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.75	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (c)	0.73	0.73	0.74	0.73	0.73
Ratio of net investment income to average net assets (%)	1.43	2.23	1.94	1.47	1.52
Portfolio turnover rate (%)	226 (d)	208 (d)	255 (d)	208 (d)	199 (d)
Net assets, end of period (in millions)	$396.6	$367.9	$378.1	$417.1	$432.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.81	$11.45	$11.61	$11.70	$11.85

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.27	0.23	0.18	0.19
Net realized and unrealized gain (loss)	0.41	0.40	(0.14)	0.03	(0.04)

Total income (loss) from investment operations	0.59	0.67	0.09	0.21	0.15

Less Distributions
Distributions from net investment income	(0.37)	(0.31)	(0.25)	(0.30)	(0.30)

Total distributions	(0.37)	(0.31)	(0.25)	(0.30)	(0.30)

Net Asset Value, End of Period	$12.03	$11.81	$11.45	$11.61	$11.70

Total Return (%) (b)	5.01	5.88	0.80	1.77	1.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.65	0.65	0.65	0.65
Net ratio of expenses to average net assets (%) (c)	0.63	0.63	0.64	0.63	0.63
Ratio of net investment income to average net assets (%)	1.54	2.33	2.04	1.57	1.62
Portfolio turnover rate (%)	226 (d)	208 (d)	255 (d)	208 (d)	199 (d)
Net assets, end of period (in millions)	$20.1	$19.5	$20.9	$22.9	$25.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 100%, 76%, 79%, 57%, and 86% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2020

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2020 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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Notes to Financial Statements—December 31, 2020—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2020, the Portfolio had direct investments in repurchase agreements with a gross value of $18,348,004. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $47,055,005. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2020.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2020 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2020 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2020.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

All securities on loan are classified as U.S. Treasury & Government Agencies in the Portfolio’s Schedule of Investments as of December 31, 2020. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2020 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$678,281	Unrealized depreciation on futures contracts (a)	$73,913

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2020:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(7,793,277)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(1,036,362)

For the year ended December 31, 2020, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$83,065,053
Futures contracts short	(161,905,859)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The recent COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications still scheduled to end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$4,365,989,304	$34,276,154	$4,276,321,950	$90,602,966

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2020 were as follows:

Purchases	Sales
$2,574,004,891	$2,443,836,067

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2020	% per annum	Average Daily Net Assets
$9,040,057	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Brighthouse Funds Trust I that are managed by the Subadviser.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2020 to April 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $100 million
0.050%	On amounts over $200 million and under $500 million
0.010%	On amount over $1 billion and under $2 billion
0.030%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 30, 2020 to April 30, 2021, Brighthouse Investment Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Brighthouse Funds Trust I Western Asset Management Government Income Portfolio. An identical agreement was in place for the period April 29, 2019 to April 29, 2020. Amounts waived for the year ended December 31, 2020 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2020 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$2,095,619,018

Gross unrealized appreciation	73,972,887
Gross unrealized depreciation	(13,844,396)

Net unrealized appreciation (depreciation)	$60,128,491

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$56,891,191	$52,758,682	$—	$—	$56,891,191	$52,758,682

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$51,074,903	$—	$60,128,491	$(113,620,260)	$(2,416,866)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated long-term capital losses of $113,620,260.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2020—(Continued)

During the year ended December 31, 2020, the Portfolio utilized accumulated short-term capital losses of $8,855,805.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Western Asset Management U.S. Government Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management U.S. Government Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management U.S. Government Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-26

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-27

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife, Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements

At a meeting held on November 12, 17-18, 2020 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2021 to December 31, 2021.

The Board met with personnel of the Adviser on October 19-20, 2020 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In making its approvals of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements and various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled and special Board meetings and intra-meeting updates. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the valuation and performance of the Portfolios and on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessment of the Sub-Advisers’ responses to the pandemic environment.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing and business continuity plans, including in light of the ongoing COVID-19 pandemic. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Western Asset Management U.S. Government Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board also considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2020. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index, for the five-year period ended October 31, 2020, and underperformed the same benchmark for the one-year and three-year periods ended October 31, 2020. The Board also noted that the Portfolio underperformed its blended benchmark for the three-year and five-year periods ended October 31, 2020 and outperformed the same benchmark for the one-year period ended October 31, 2020. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. The Board also noted the acquisition by Franklin Resources, Inc. on July 31, 2020 and that there were no changes to the Portfolio’s portfolio managers, investment objective or principal investment strategies and risks in connection with the acquisition.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b 1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-31

(b)           Not applicable.

Item 2.   Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3.   Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert J. Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.   Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a)           Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2019 and December 31, 2020 were $1,404,568 and $1,391,400, respectively.

(b)           Audit-Related Fees

During the fiscal years ended December 31, 2019 and December 31, 2020, Deloitte billed $0 and $0, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(c)           Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2019 and December 31, 2020 were $189,350 and $178,850, respectively. Represent fees for services rendered to the registrant for review of tax returns for the fiscal year end December 31, 2019 and for the fiscal year end December 31, 2020.

During the fiscal years ended December 31, 2019 and December 31, 2020, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

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(d)           All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2019 and December 31, 2020 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2019 and December 31, 2020, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)    The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2)           Not applicable.

(f)           Not applicable.

(g)           The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2019 and 2020 were $88,935 and $0, respectively.

(h)           The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)           Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)           Not applicable.

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Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a)           The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)           There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)           Not applicable.

(b)           Not applicable.

Item 13.   Exhibits

(a)(1)    Code of Ethics is attached hereto.

(a)(2)     The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

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(b)            The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 5, 2021

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 5, 2021

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